UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President and General Counsel of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013–December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2014

Annual Report

PACIFIC SELECT FUND

PACIFIC SELECT FUND

The 2014 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of the Pacific Select Fund. For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the Pacific Select Fund Annual Report included herein.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report dated December 31, 2014. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s portfolios. As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (Portfolio Optimization Portfolios), each of which is an asset allocation “fund of funds” and which invests in certain other Trust portfolios.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Trust portfolios (Pacific Dynamix Underlying Portfolios) that are only available for investment by the three Pacific Dynamix Portfolios and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Pacific Dynamix Underlying Portfolios’ Annual Report.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Floating Rate Income and the High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the Adviser has retained other firms to serve as sub-advisers under its supervision. Each of the American Funds Growth, the American Funds Growth-Income and the American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund (which has its own adviser); and consequently, the Adviser has not retained other sub-advisers to manage assets of these portfolios. The sub-advisers, Adviser and Pacific Asset Management and their portfolios as of December 31, 2014 are listed below:

PACIFIC SELECT FUND

Sub-adviser	Portfolio	Page Number
Morgan Stanley Investment Management Inc. (Morgan Stanley)	Real Estate	A-38
Ivy Investment Management Company (Ivy)	Technology	A-39
OppenheimerFunds, Inc. (Oppenheimer)	Emerging Markets	A-40
MFS Investment Management (MFS)	International Large-Cap	A-41
QS Batterymarch Financial Management, Inc. (QS Batterymarch), formerly called Batterymarch Financial Management, Inc.	International Small-Cap	A-42
J.P. Morgan Investment Management Inc. (JP Morgan)	International Value	A-43
Macro Currency Group (MCG)/ UBS Global Asset Management (Americas) Inc. (UBS)	Currency Strategies	A-44
Eaton Vance Investment Managers (Eaton Vance)	Global Absolute Return	A-45
Wells Capital Management Incorporated (Wells Capital)	Precious Metals	A-47
Capital Research and Management Company (Capital Research)–adviser to the Master Asset Allocation Fund	American Funds® Asset Allocation	A-48
Adviser	Portfolio	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific Dynamix-Conservative Growth	A-49
	Pacific Dynamix-Moderate Growth	A-50
	Pacific Dynamix-Growth	A-51
	Portfolio Optimization Conservative	A-53
	Portfolio Optimization Moderate-Conservative	A-54
	Portfolio Optimization Moderate	A-55
	Portfolio Optimization Growth	A-56
	Portfolio Optimization Aggressive-Growth	A-57
Pacific Asset Management	Floating Rate Income	A-6
	High Yield Bond	A-7

Each of the sub-advisers, Adviser and Pacific Asset Management, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Mary Ann Brown Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Trust includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the portfolios of the Trust (subject to the review of the Trust’s Board) and directly manages, under the name Pacific Asset Management, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2014.

For the other portfolios, with the exception of the American Funds® Growth, American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios (managed by Capital Research), PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers (including Capital Research and Pacific Asset Management) has written a separate commentary specific to the portfolio(s) that they manage and as such, is based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the sub-advisers for the year ended December 31, 2014.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2014)

Executive Summary

In 2014, markets around the world began to diverge as major central banks veered in different paths. Early in the year, the Federal Reserve (Fed) confirmed Janet Yellen to replace Ben Bernanke to head the U.S. central bank during an inflection point for its monetary policy. Throughout the reporting period, the Fed continued to unwind its third quantitative easing (QE) and finally ended the bond-buying stimulus program in the fourth quarter of 2014. The Fed opted to end the third QE based on signs of stabilizing economic growth, improving employment conditions, and contained inflation expectations.

While economic fundamentals seemed relatively upbeat in the U.S., many other nations did not share in America’s good fortunes. The European Central Bank (ECB) and the Bank of Japan (BoJ) continued to aggressively provide stimulus to boost the recovery of their struggling economies. Over the summer, the ECB lowered the deposit rate for banks into negative territory for the first time. This effectively penalized banks for keeping funds with the ECB and thus, incentivized them to lend to each other so that capital would eventually flow throughout the economy. The BoJ also stepped up its commitment to boost the economy through Japanese bond and stock purchases to channel cash into the markets. Additional Japanese policies sought to further depreciate the yen in an attempt to boost exports.

Emerging market countries faced numerous challenges throughout the reporting period. Several Asian countries felt the squeeze from the weakening yen, which gave an advantage to Japanese firms at the expense of other Asian exporters. Looking eastward, Russia felt the most pressure throughout the year, starting with its altercations with Ukraine that led to international sanctions that increased in severity throughout the year. During the second-half of the reporting period, oil prices plunged as supply started outstripping demand in large part due to the shale boom in the U.S. Since Russia’s economy depends on energy revenue, tumbling oil prices had devastating effects and led to the collapse of the ruble. Low oil prices also affected other emerging market economies. Net energy exporting countries in Latin America suffered heavily as oil lost approximately half its value over the second half of 2014.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In general, these global developments fueled the supranormal U.S. dollar rally over the second half of 2014. Tensions and negative economic developments outside the U.S. led to further downward pressure on foreign investments, while domestic assets appreciated due to a healthier U.S. economy. Improving economic growth and hiring activity in the U.S. helped shelter domestic markets from problems around the world. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Bond yields fell despite the Fed reducing its bond purchases, which would typically be expected to have downward pressure on bond prices and push up interest rates. The yield on the 10-year Treasury started the reporting period at 3.00% and finished at 2.25%. Low inflationary expectations contributed to falling yields as inflation remained tame in the U.S. while Europe and Japan confronted deflationary conditions. Furthermore, nominal yields on German bunds and Japanese bonds remained well below those of comparable U.S. Treasury (Treasury) bonds. This made Treasuries more attractive on a relative basis, which further contributed to falling interest rates. Other factors that further reduced Treasury yields included geopolitical tensions in Ukraine and the Middle East that led investors to seek safe haven assets like Treasury bonds.

In 2014, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 5.97%. Long-term Treasuries were among the top performers within the fixed income market as they benefited from investors seeking safety and yields. The investment grade credit category also delivered solid gains and outperformed the high yield group over the reporting period. A sizeable portion of the high yield category encompasses energy-related issuers and thus, was negatively affected by the turmoil in oil prices.

The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well, whereas local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and saw losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category earned modest gains, which was driven by the lowered inflation expectations, but underperformed the broad fixed income market. Short duration bonds (e.g. short-term credit and bank loans) have less sensitivity to interest rates; therefore, they did not benefit from falling yields and lagged the broad fixed income market.

Domestic Equity

The U.S. equity market realized its sixth consecutive positive calendar year performance as the S&P 500 Index returned 13.69% over the reporting period. While the broad domestic equity market generally maintained its upward momentum, a conservative theme was evident. Large-and mid-capitalization stocks considerably outperformed small-capitalization stocks. From a valuation perspective, small-capitalization stocks were relatively overvalued compared to their larger counterparts. Over the reporting period, investors also showed a preference for income. Dividend-paying stocks generally performed well in an environment of low bond yields. With respect to sectors, defensive sectors (e.g. utilities, health care and consumer staples) outperformed the broad market. The utilities sector, in particular, delivered strong gains as every utilities stock in the S&P 500 Index paid dividends. On the other end of the spectrum, the energy sector was the only sector to have losses over the reporting period, which was driven by plunging oil prices. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend payouts, also performed very well. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index surged 30.14% over the reporting period. With respect to style, there were negligible performance differences between value and growth.

International Equity

The foreign equity market struggled in 2014 as several key central banks tried to stave off further economic woes while other nations struggled with geopolitical issues and/or crashing oil prices. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned -4.90% and -2.19%, respectively. Both Japan and the United Kingdom (U.K.) accounted for much of the negative return of the MSCI EAFE Index with each representing approximately one-fifth of the index. While Japan’s ambitious stimulus programs may eventually help the country, its renewed economic weakness and a poorly timed sales tax increase in April constrained its markets from appreciating in 2014. Regarding the U.K., approximately one-quarter of its companies represented in the MSCI EAFE Index are linked to commodities. Commodities, especially energy, experienced a sharp decline over the reporting period. A slowdown in China and other parts of the world as well as an overabundant supply of oil contributed to falling commodity prices. Among the countries represented in the MSCI Emerging Markets Index, Russia, South Korea and Brazil were top detractors from performance. Russia and Brazil felt the pain caused by the impact of falling commodities; whereas, South Korea was hurt by the softer demand from China, and a weaker yen hurt Korean exports.

Commodities

The global slowdown created a challenging condition for commodities over the reporting period. Among the various commodity groups, the energy category experienced the deepest hardship, losing nearly half its value in 2014. A global reduction in demand in conjunction with an oversupply of oil contributed to slumping energy prices. Although the metals category (which includes precious and industrial metals) had negative returns, they fared better than other major commodity categories. Precious metals started the first half of 2014 with strong advances but erased all of those gains as the U.S. dollar rallied in the second half of the year, and geopolitical risks in Eastern Europe and the Middle East subsided.

Concluding Remarks

Several economic and geopolitical concerns will likely spill into 2015. For instance, the considerable drop in energy prices has sent ripples around the globe. Sinking crude prices are especially painful for oil exporting countries and the energy industry. On the flip side, net importing countries and sectors that represent crude consumers, such as airlines and shippers, should benefit. While there will be winners and losers, determining how low energy prices will fall or when they will recover remains uncertain. Domestically, low oil prices will negatively impact U.S.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

companies that partook in the shale boom. On the contrary, given that the U.S. is the largest consumer of oil on a gross basis, the benefits of low prices could help offset some of the negative effects on the economy. Future oil prices may also shape how other geopolitical events unfold. For example, Russia, which is highly sensitive to oil prices, has seen the ruble tumble and is expected to enter into a recession. Given Russia’s limited economic and financial ties to the Western world, a worldwide financial contagion from its troubles seems unlikely.

Domestic assets have generally been the lone beneficiary of the global uncertainty and geopolitical risks that have dominated recent headlines. However, investors scrambling toward the perceived safety of U.S. assets may have propped them up above fair value, which could make the U.S. relatively unattractive compared to foreign markets. From a fundamental perspective, the U.S. economy is anticipated to continue exhibiting relative strength, but the currently elevated valuation of domestic assets may indicate that U.S. markets could be particularly sensitive to unexpected shocks. Then, there are the expected shocks that could add to market volatility, which include Fed rate hikes that are anticipated to commence in 2015.

Major central banks around the world have shown increased policy divergence as the Fed is expected to move away from its QE policies while the ECB and BoJ are expected to remain dovish. Depending on the successes of the ECB and BoJ, their respective markets may see some positive benefits if those economies avoid unexpected major setbacks.

Many risks, uncertainties and opportunities remain on the global stage. This validates the prudence of maintaining a diversified portfolio that is able to endure market turbulence in order to achieve long-term investment objectives.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Diversified Bond Portfolio’s Class I returned 7.69%, compared to a 5.97% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the portfolio on February 2, 2009, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	Since Inception (5/1/06)

Portfolio’s Class I	7.69%	5.72%	4.63%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.26%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	7.91%	5.22%
Barclays U.S. Aggregate Bond Index	5.97%	3.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Non-Agency mortgage exposure added meaningfully to portfolio performance as both an improved housing market and non-Agency mortgage-backed securities (MBS) fundamentals contributed to improved pricing in the sector. An overweight to investment grade credit, particularly to the financial sub-sector, added to portfolio performance as spreads tightened for that sub-sector on mildly positive economic data and continued improvements in banking fundamentals. The portfolio’s allocation to Agency MBS also helped its performance due to positive excess returns and positive issue selection.

However, high yield and emerging markets were negatives to portfolio performance, as worries over global growth, declines in commodity prices, and U.S. dollar strength hurt these sectors, especially in the second half of the reporting period. Specifically within the high yield energy sector, Samson Resources, Fiat Group Automobiles S.P.A., and Arch Coal, Inc. detracted from performance. The portfolio’s emerging market exposure detracted from performance with the exposure to Mexican sovereign local currency, Petrobras International Finance Co. S.A., and Ecopetrol S.A. The small exposure to TIPS also detracted from portfolio performance as inflation expectations declined. The portfolio’s tactical duration positioning had a positive effect on performance during the reporting period, as it was largely overweight duration during the periods when yields declined significantly. Curve positioning, with an overweight to long-dated bonds, was a large contributor to the portfolio’s performance as

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the long-end of the curve generally flattened during the reporting period. Short positions in the Japanese yen and the euro also contributed significantly to performance.

We at WAMCO believe the economic data supports our expectation for modest growth. We expect to remain overweight to certain spread sectors that have demonstrated strong fundamentals. Importantly, the Fed remains highly accommodative. However, given that we will likely see Fed normalization this year, we will continue to be active in adjusting portfolio interest rate sensitivity. Corporate balance sheets remain generally strong. Overseas, we anticipate that the European economy will avoid recession largely due to expected aggressive action from the ECB. We are keeping a close eye on geopolitical tensions in various hotspots, such as Ukraine and the Middle East. We expect the soft-landing scenario in China to continue to unfold. Emerging markets remain volatile, but select country fundamentals are generally sound. Looking ahead, we will determine whether to adjust our risk positions by weighing the much-improved valuations, which in certain cases may now be fair, against a still-favorable backdrop of mild economic expansion and accommodative policy.

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Floating Rate Income Portfolio’s Class I returned 0.41%, compared to a 2.06% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2013 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2014 are also shown. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (4/30/13)

Portfolio’s Class I	0.41%	1.60%
Credit Suisse Leveraged Loan Index	2.06%	2.99%

Portfolio’s Class P	0.61%	1.80%
Credit Suisse Leveraged Loan Index	2.06%	2.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities with a focus on the large-capitalization issuers within the bank loan universe.

Entering 2014, given a backdrop of favorable corporate health, below average default risk, and a continued stabilization in U.S. economic growth, the portfolio’s top-down positioning was to be overweight credit risk in floating rate issuers. This was accomplished through an overweight to B- and CCC-rated issuers and an underweight to BB-rated issuers.

The portfolio’s underperformance was driven by a focus on larger issuers, an overweight to B- and CCC-rated issuers, and underweights to health care, information technology, and media/telecommunications, and a modest overweight to energy. Larger issuers underperformed in the reporting period given the carry advantages and low default environment for smaller issuers. The portfolio benefited from no exposure to defaulted or distressed issuers, which underperformed in the reporting period. Larger issuers were also adversely impacted by negative technicals associated with mutual fund outflows during 2014. For the reporting period, the portfolio experienced no defaults.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Floating Rate Loan Portfolio’s Class I returned 0.84%, compared to a 1.60% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2007 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the portfolio on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the portfolio from May 1, 2010 to July 31, 2013. Another firm managed the portfolio before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	Since Inception (5/1/07)

Portfolio’s Class I	0.84%	4.61%	1.02%
S&P/LSTA Leveraged Loan Index	1.60%	5.57%	4.51%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	1.04%	3.88%
S&P/LSTA Leveraged Loan Index	1.60%	4.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Relative to the benchmark, the portfolio maintains a greater focus on higher-quality loans. During the reporting period, lower-quality CCC-rated loans were the strongest-performing loan group by a meaningful margin, outperforming the broader leveraged loan market, 6.09% vs. 1.60%. The portfolio’s consistent underweight to this loan group and underexposure to the defaulted loan category, which delivered a 2.30% return, detracted from relative performance. While delivering lower overall credit risk compared to the benchmark, the portfolio’s quality bias contributed to lower coupon income compared to the overall benchmark. The benchmark’s yield advantage thus served as a relative headwind in terms of the portfolio’s relative results. While higher-risk can be rewarded over short periods, such as during the market environments over the last few years, we at Eaton Vance believe that a higher-quality stance can result in better risk-adjusted results over time. We also believe the optimal risk/return profile can be achieved predominately through interest income realized through investments in higher-quality loans, rather than focusing largely on capital gains associated with distressed loans.

Contributing to the portfolio’s relative performance was a modest exposure to high yield bonds, which are not held in the benchmark, as high yield bonds outpaced loans during the reporting period.

The portfolio employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. That said, with performance results separated by industry, overweight exposures to the steel and non-ferrous metals/minerals industries weighed on relative performance. Contributing to portfolio relative results was an underweight to the oil & gas industry, which was the worst-performing industry during the period as steep oil price declines were a drag on performance. Also aiding relative performance was an overweight exposure to the health care industry, which outperformed the broader loan market.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The portfolio held 429 issuer positions across 39 industries as of December 31, 2014. As of the end of the reporting period, the portfolio maintained an overweight position in BB-rated loans and minimal exposure to the more distressed loan categories rated below B. The portfolio’s higher-quality positioning was also exhibited in its average loan price of $97.24 vs. a $95.92 average loan price for the benchmark as of December 31, 2014. Given the floating-rate nature of the asset class, the portfolio was exposed to minimal interest rate risk as the loans in the portfolio reset their coupons every 60 days on average as of December 31, 2014, which resulted in portfolio duration of roughly 0.16 years.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the High Yield Bond Portfolio’s Class I returned 0.37%, compared to a 2.46% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.37%	8.01%	6.26%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.46%	8.98%	7.73%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	0.57%	5.71%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.46%	6.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental credit approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

Entering 2014, given a backdrop of favorable corporate health, and a continued stabilization in U.S. economic growth, the portfolio’s top-down positioning was to be overweight credit risk in high yield strategies. This was accomplished through an overweight to B- and CCC-rated bonds versus the benchmark. This led to an underweight to more interest rate-sensitive areas in the high yield market such as BB- rated bonds.

During the reporting period, the significant outperformance of BB- versus B/CCC-rated issuers was a material detractor from portfolio performance. BB-rated bonds, given their higher-duration risk, outperformed with the drop in intermediate and longer maturity Treasury yields. The portfolio was negatively impacted by overweights to energy and metals/minerals which saw negative returns given the drop in commodities, notably oil, in the second half of the reporting period.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Inflation Managed Portfolio’s Class I returned 3.11%, compared to a 3.64% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	3.11%	4.65%	4.55%
Barclays U.S. TIPS Index	3.64%	4.11%	4.37%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	3.32%	2.88%
Barclays U.S. TIPS Index	3.64%	2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. An overweight position to intermediate TIPS, through cash bonds and interest rate swaps, relative to the benchmark added to the portfolio’s performance as the real yield curve flattened during the reporting period. However, tactical use of pay-fixed interest rate swaps on the long end of the U.S. nominal yield curve significantly detracted from performance, as rates rallied on longer-dated nominal Treasuries over the period. Modest tactical selection within credit was marginally positive for performance despite overall spread widening for the reporting period. An allocation to non-Agency MBS was marginally positive for performance given that the sector continued to benefit from the ongoing housing recovery. Exposure to non-U.S. developed inflation-linked bonds (ILBs), particularly in Australia, also added to portfolio performance as real yields fell in the region during the reporting period. Conversely, the portfolio’s short exposure against the Japanese yield curve detracted from returns as yields fell in the region. Lastly, the portfolio’s exposure to emerging market local debt denominated in Brazilian real, partially achieved through zero coupon swaps, added to portfolio performance as rates fell during the reporting period.

We at PIMCO expect global growth to accelerate in 2015 and 2016, based on internal analysis. This incremental improvement comes from our view that lower oil prices will be a positive shock for a majority of global economies as petrodollars are redirected from producers to consumers. We believe the U.S. economy will continue to be the growth leader in the developed world with average growth around 3.0%. Our favorable outlook reflects improving household finances and confidence, as well as solid corporate profits and rising utilization rates, which should coalesce to underpin a self-reinforcing economic cycle. In the eurozone, we expect supportive monetary policies will contribute marginally to faster growth. Growth in the eurozone has largely disappointed, as consumer deleveraging was both deeper and longer than the ECB models predicted. Further, the underperformance of inflation also suggests demand remains depressed. In Asia, fiscal and monetary policies in both Japan and China are expected to contribute to marginally faster economic growth, which will also be supported by lower commodity prices. We expect Japan’s economy to emerge from its brief recession, as we expect their economy to reap the benefits of (1) cheaper oil imports, (2) a sharply weaker yen, and (3) more aggressive fiscal and monetary policy emphasis. We believe China’s growth will continue to slow in 2015, as property markets rebalance and the corporate sector delevers, but at a gradual and well-managed pace that is modestly below their recent average.

The portfolio’s strategies will emphasize diverse sources of potential return, beyond traditional interest rate duration. In real return strategies, we expect to maintain full exposure to ILBs and inflation protection while tactically managing portfolio duration, curve and country selection.

We plan to be underweight U.S. interest rate risk as the U.S. economy continues to gain momentum, and the Fed prepares for eventual policy normalization. In addition, we are focusing on opportunities across real and nominal yield curves. We see superior opportunities for roll-down in the belly of the real yield curve. We continue to seek opportunities outside the U.S. where business cycles may anchor rates for a considerable period. We believe the ECB will expand monetary policy accommodation as it combats building deflationary forces arising from declining oil prices, ongoing fiscal tightening and still-constrained credit conditions. Thus, we see opportunities in sovereign debt in peripheral countries like Italy and Spain. Finally, growth and policy divergence continue to create opportunities in the currency markets. We continue to have a long-dollar bias versus the euro and yen, which are still under pressure from aggressive central bank easing.

Inflation Strategy Portfolio (formerly called Inflation Protected Portfolio managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Inflation Strategy Portfolio’s Class I returned 2.33%, compared to a 3.64% return for its benchmark, the Barclays U.S. TIPS Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	2.33%	1.51%
Barclays U.S. TIPS Index	3.64%	2.62%

Portfolio’s Class P	2.53%	1.68%
Barclays U.S. TIPS Index	3.64%	2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio maintained its strategy of holding a mixture of TIPS, derivatives, including total return swaps on TIPS, and ILBs issued by foreign governments. Non-U.S. dollar linkers (or foreign ILBs) were chosen based on their relative value to TIPS of a corresponding maturity. Inflation swaps were used to obtain exposure to the TIPS market, and generally assisted the tracking of the benchmark, although at a cost to the portfolio’s performance. Other derivatives, including bond futures and options and interest rate futures, were utilized to achieve desired levels of interest rate risk and yield curve exposures, or to capture relative value opportunities. Generally, these derivatives assisted tracking performance; however, the portfolio failed to track the benchmark in the early part of the reporting period hurting its performance, as both TIPS and nominal markets performed strongly, outperforming the foreign bonds held in the portfolio, notably the U.K. and Canadian linkers, which were significant detractors from its performance. However, tracking improved in the second-half of the reporting period, and foreign bond exposures were reduced, helping the portfolio’s performance as TIPS cheapened on the weak energy backdrop. The portfolio currently remains a largely U.S.-oriented portfolio with minimal foreign exposure as we enter 2015.

With global oil prices still in freefall, we continue to look for much lower inflation rates into the summer of 2015, bottoming out in negative year-over-year territory and, of course, subject to precisely where oil bottoms out. But the prospects for additional monetary policy from Europe and Japan, where both central banks remain under intense pressure to ease further, combined with stability in China, augers for this bout of deflation to remain mild and short-lived, provided the U.S. economy continues to strengthen. Indeed, the stimulatory effects of low energy prices should promote global growth, and coupled with (or perhaps conditional on) substantial policy-easing from Europe, Japan, and perhaps even China, should prevent low oil prices becoming too much of a good thing. While we at WAMCO are defensive on ILBs now, and see further weakness in break evens to nominal bonds, we view TIPS as becoming cheap on an outright basis (in that we believe markets will anticipate that the Fed won’t achieve its inflation targets over 30 years) and as becoming a better value than most other global inflation-linked markets. One exception is Europe, where the obvious objective of any policy stimulus from the ECB should be to improve inflation expectations, which should benefit ILBs there. Thus, we anticipate entering the year focused upon TIPS and nominal exposures and minimal foreign bonds, utilizing derivatives to realign yield curve and overall duration exposures, but anticipate adding to foreign ILBs on U.S. strength, focused upon Europe.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Managed Bond Portfolio’s Class I returned 4.43%, compared to a 5.97% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	4.43%	5.05%	5.92%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	4.64%	3.97%
Barclays U.S. Aggregate Bond Index	5.97%	3.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical duration positioning, including a curve steepening bias in the U.S. relative to the benchmark over a significant part of the reporting period and implemented through the use of cash bonds and pay-fixed interest rate swaps, was a significant detractor for the portfolio’s performance as the yield curve flattened in 2014. An underweight to investment grade corporate securities during the reporting period was positive for returns; however, as spreads widened, the sector underperformed like-duration Treasuries. An allocation to non-Agency MBS was positive for performance as the sector continued to benefit from the ongoing housing recovery; however, an underweight to Agency MBS partially offset this positive impact.

Exposure to emerging local interest rates in Mexico added to portfolio performance as rates fell in the region for the reporting period. Conversely, exposure to external emerging market debt detracted from returns as spreads widened over the reporting period on the heels of a flight-to-quality. Exposure to TIPS was also negative for returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) narrowed over the reporting period. Modest exposure to Build America Bonds was marginally positive for the portfolio’s performance, as this sector outperformed like-duration Treasuries. Within currencies, the portfolio’s defensive stance against the euro and yen contributed to returns as these currencies depreciated versus the U.S. dollar.

We at PIMCO expect global growth to accelerate in 2015 and 2016, based on internal analysis. This incremental improvement comes from our view that lower oil prices will be a positive shock for a majority of global economies as petrodollars are redirected from producers to consumers. We believe the U.S. economy will continue to be the growth leader in the developed world, with average growth around 3.0%. Our favorable outlook reflects improving household finances and confidence, as well as solid corporate profits and rising utilization rates, which should coalesce to underpin a self-reinforcing economic cycle. In the eurozone, we expect supportive monetary policies will contribute marginally to faster growth. Growth in the eurozone has largely disappointed, as consumer deleveraging was both deeper and longer than the ECB models predicted. Further, the underperformance of inflation also suggests demand remains depressed. In Asia, fiscal and monetary policies in both Japan and China are expected to contribute to marginally faster economic growth, which will also be supported by lower commodity prices. We expect Japan’s economy to emerge from its brief recession, as we expect their economy will reap benefits from (1) cheaper oil imports, (2) a sharply weaker yen, and (3) more aggressive fiscal and monetary policy emphasis. We believe China’s growth will continue to slow in 2015, as property markets rebalance and the corporate sector delevers, but at a gradual and well-managed pace that is modestly below their recent average.

Our strategies will emphasize diverse sources of potential return, beyond traditional interest rate duration. We plan to be underweight U.S. interest rate risk as the U.S. economy continues to gain momentum, and the Fed prepares for eventual policy normalization. We continue to seek opportunities outside the U.S. where business cycles may anchor rates for a considerable period. We believe the ECB will expand monetary policy accommodation as it combats building deflationary forces arising from declining oil prices, ongoing fiscal tightening and still-constrained credit conditions. We maintain an underweight to MBS due to concerns about high valuation levels and the Fed’s conclusion of its purchasing program. We will hold and selectively add non-Agency MBS as non-Agency mortgage credit continues to offer attractive loss-adjusted yields relative to other spread sectors. We plan to remain underweight investment grade corporate bonds, especially as volatility is heighted in the energy-related sector. We continue to place an emphasis on security selection, preferring companies that benefit from increased pricing power and industry consolidation. We remain selective in our emerging market exposures. Increasing dispersion among countries is likely as growth dynamics will differ for net consumers and net producers of energy. Growth and policy divergence continue to create opportunities in the currency markets. We

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

continue to have a long-dollar bias versus the euro and yen, which are still under pressure from aggressive central bank easing. The portfolio continues to hold a position in TIPS, which we believe are attractively priced. While oil prices are likely to put downward pressure on headline inflation in the near-term, we believe that policymakers will ultimately be successful in raising inflation expectations.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Short Duration Bond Portfolio’s Class I returned 0.67%, compared to a 0.77% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2011, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.67%	1.70%	2.18%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.77%	1.41%	2.85%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	0.87%	1.41%
Barclays 1-3 Year U.S. Government/Credit Bond Index	0.77%	0.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio’s out-of-benchmark allocation to TIPS was a drag on performance. TIPS performed poorly as headline inflation turned lower, driven by a strong U.S. dollar and declining energy prices. Also negatively impacting performance, was an allocation to a local denominated Mexican government bond as the U.S. dollar strengthened relative to the peso and the position was unhedged for part of the reporting period. A primary driver of the portfolio’s relative performance was sector allocation. Specifically, an overweight allocation to short-dated, investment grade corporate debt, out-of-benchmark exposure to MBS and high yield corporate bonds, and a significant underweight allocation to Treasury securities, relative to the benchmark, benefited relative returns. The central bank reduced the amount of its monthly purchases of Treasuries and Agency MBS in $10 billion increments throughout the year and concluded its purchases in October. Yield curve positioning also contributed positively to the portfolio’s relative performance, particularly our modest out-of-benchmark allocations to 5- and 10-year maturities as longer-term Treasury yields fell over the period due to global economic weakness and geopolitical uncertainty. In addition to making active sector allocation and security selection decisions, we at T. Rowe Price also monitor portfolio duration.

The portfolio’s significant overweight to corporates provided a meaningful contribution to relative results during the reporting period, as solid demand from duration-minded investors looking for incremental yield provided a strong bid for the front part of the high-grade corporate curve.

Aside from a dramatic drop in Treasury yields in mid-October, Treasury yields have followed a divergent course over the reporting period. Yields have steadily increased on shorter-dated Treasuries while meaningfully decreasing on longer-dated bonds, flattening the yield curve throughout the reporting period. Given this rise in short-term Treasury yields, our Treasury underweight in the front end of the curve was a meaningful contributor. Additionally, the portfolio’s positioning on the yield curve was a significant contributor relative to the portfolio’s performance. As long-term Treasury yields declined due to global economic weakness and geopolitical uncertainties, our modest out-of-benchmark allocations to 5- and 10-year maturities outperformed over the reporting period.

The portfolio’s allocation to high yield corporates was also a positive contributor to performance despite the sector’s recent underperformance as falling oil prices have weighed on energy-related bonds. Most of our high yield bond holdings are in sectors that are not greatly impacted by oil price volatility, such as financials and consumer-related bonds.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

At the end of the reporting period, the portfolio held currency forwards and interest rate futures which generated a net derivative exposure equivalent to one percent of net assets. Interest rate futures decreased duration and currency forwards had minimal impact to exposure. These instruments were held throughout the reporting period. The estimated return impact from employing currency forwards and interest rate futures were -1 basis point and -5 basis points, respectively, for the reporting period.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Emerging Markets Debt Portfolio’s Class I returned -3.83%, compared to a 7.43% return for the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index (the portfolio’s broad-based market index) and 0.35% for the Emerging Markets Debt Composite Benchmark. The Emerging Markets Debt Composite Benchmark is style-specific and was added to more closely represent the portfolio’s investments.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on April 30, 2012 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2012 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year		Since Inception (4/30/12)

Portfolio’s Class I	(3.83%	)	(0.18%	)
J.P. Morgan EMBI Global Diversified Index	7.43%		4.63%
Emerging Markets Debt Composite Benchmark	0.35%		0.75%

Portfolio’s Class P	(3.63%	)	0.02%
J.P. Morgan EMBI Global Diversified Index	7.43%		4.63%
Emerging Markets Debt Composite Benchmark	0.35%		0.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed both the J.P. Morgan EMBI Global Diversified Index and the Emerging Markets Debt Composite Benchmark. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt. The portfolio invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

Over the course of the year, the portfolio’s allocation to external debt increased, starting the year at 24% and ending at around 45% of the portfolio’s net asset value (NAV). During the same period, the portfolio’s exposure to corporate debt decreased, starting the year at 29% and ending at around 17% of the portfolio’s NAV. Finally, the portfolio’s exposure to local currency debt decreased, starting the year at 49% and ending at around 45% of the portfolio’s NAV. The portfolio’s underweight position in local currency sovereign debt was a contributor to the portfolio’s performance over the reporting period.

The largest country detractors over the period were Russia, Ukraine and Venezuela. Security selection in Russia and Ukraine were negative relative to the portfolio’s benchmark and were the largest detractors to portfolio performance in the J.P. Morgan EMBI Global Diversified Index for the year. Russian bonds and currency were volatile over the period due to a combination of the threat of economic sanctions and the reality of milder sanctions; the Russian Central Bank’s widening the intervention corridor, thereby, allowing larger two-way volatility in the Ruble; oil price volatility; and the escalation and de-escalation in Russia’s diplomatic stand-off with Western powers. The Russian local debt market fell over 15% over the third quarter and 43% over the fourth quarter via a combination of currency weakness and higher bond yields. Russian government bonds, corporate bonds, and currency contribution to the portfolio’s overall negative performance was -1.5%, -0.7%, and -0.7%, respectively. Ukrainian bonds fell over 9% during the third quarter and over 27% during the fourth quarter as the economic situation deteriorated. Ukrainian government bonds and corporate bonds’ contribution to the portfolio’s overall negative performance was -0.3% and -0.8%, respectively.

The largest country contributors to portfolio performance over the period were Turkey, China, Indonesia, South Africa, and Mexico. China is actively engaging government and private sector institutions around the world in a bid to internationalize the renminbi and turn it into a global reserve currency. China is also opening its domestic market to foreign investors in both equities and fixed income via the Shanghai-Hong Kong

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock Connect. Among the more than 60 emerging market countries in the J.P. Morgan EMBI Global Diversified Index, Turkey is one of the countries that stands to benefit the most from declining oil prices.

American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the American Funds Growth Portfolio’s Class I returned 8.23%, compared to a 13.69% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 8.78% for the same period. The performance for the Feeder Growth Portfolio was lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/2/05)

Portfolio’s Class I	8.23%	13.19%	8.07%
S&P 500 Index	13.69%	15.45%	8.41%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	8.44%	10.63%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed the benchmark. The Master Growth Fund (the “fund”) invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the benchmark. All industry sectors rose during the year, with the exception of energy, where stocks were hurt by the dramatic slump in oil prices. Stocks in the health care, information technology and financials sectors were the main contributors to the fund’s gain on an absolute basis.

Health care was particularly strong, with four U.S. companies in the sector among the top five contributors to relative returns. In information technology, the standout was U.S./Singaporean semiconductor firm Avago Technologies Ltd.

The fund trailed the benchmark in several sectors, including energy, consumer discretionary and consumer staples, which together accounted for most of the negative return difference. Two energy companies were among the top five detractors to relative returns, though the biggest drag was online retailer Amazon.com, Inc., the fund’s largest holding at the end of the reporting period.

Overall, holdings outside the U.S. hindered fund returns. Canada, France, the U.K. and Japan were weakest on a relative basis. The fund’s cash holdings also detracted.

With oil prices at lows not seen in quite a while, we at Capital Research will look for industries and companies that stand to benefit from lower energy costs, in addition to those most likely to profit from consumers’ increased spending power. Attractive valuations among energy stocks could present promising investment opportunities.

American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the American Funds Growth-Income Portfolio’s Class I returned 10.34%, compared to a 13.69% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 10.91% for the same period. The performance for the Feeder Growth-Income Portfolio was lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/2/05)

Portfolio’s Class I	10.34%	13.27%	7.38%
S&P 500 Index	13.69%	15.45%	8.41%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	10.56%	13.25%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed the benchmark. The Master Growth-Income Fund (the “fund”) invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Select health care, information technology and industrials holdings were important drivers of positive returns. Four health care companies were among the fund’s top five contributors to relative returns, including the fund’s two largest holdings at year-end, U.S. biotechnology firms Amgen, Inc. and Gilead Sciences, Inc. Holdings in the industrials sector also made a significant contribution to relative returns. All sectors except energy and materials gained on an absolute basis.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks on a relative basis were fifth largest holding Amazon.com, Inc., which had a run of strong returns in the previous few years, and General Motors Co.

Looking ahead, we at Capital Research are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help the environment for growth.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Comstock Portfolio’s Class I returned 9.16%, compared to a 13.45% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the portfolio on June 1, 2010. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	9.16%	14.67%	6.62%
Russell 1000 Value Index	13.45%	15.42%	7.30%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	9.38%	13.24%
Russell 1000 Value Index	13.45%	14.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio’s strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we at Invesco believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, the portfolio takes advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.

The portfolio’s investable universe includes all large-capitalization U.S. denominated equities. The portfolio’s construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the portfolio.

On the positive side of sector performance, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the portfolio’s performance relative to the benchmark for the reporting period.

Strong stock selection and an underweight in the materials sector also enhanced relative portfolio performance. Notably, Alcoa, Inc. had a large positive impact to absolute and relative performance, posting strong performance returns for the reporting period. Also, having no exposure to miners, like Freeport-McMoRan, Inc. had a positive impact on portfolio performance, as gold and other metals experienced declines during the reporting period.

An overweight to the information technology sector and select stocks boosted portfolio performance, as well. Within the hardware and equipment industry, Hewlett-Packard Co. was a clear contributor to portfolio performance. Hewlett-Packard posted strong returns for the period, outperforming both the sector and benchmark.

On the negative side, stock selection and an overweight within the energy sector was the largest detractor from portfolio performance during the reporting period, with most of the underperformance occurring from mid-September to year-end due to the free-falling prices of oil. Notably, within oil services and equipment, Weatherford International P.L.C. was the largest detractor on an absolute and relative basis, posting negative returns for the reporting period, after being a relative and absolute contributor for the first two quarters of the reporting period.

Weak stock selection within consumer discretionary also dampened relative performance. Viacom, Inc. within media and General Motors Co. within automotives, were the two largest detractors within the sector. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay. Weak stock selection within health care also detracted from relative performance, mainly from holdings within the pharmaceutical and biotechnology industry. Sanofi posted double-digit negative returns and was an absolute and relative detractor from performance for the year. Stock selection within financials also hurt relative performance. Gains in holdings such as The Allstate Corp. were offset by anemic returns from Citigroup, Inc. Having a material underweight in utilities detracted from relative performance, as utilities was one of the best performing sectors of the benchmark during the period.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Although the portfolio is underweight financials and overweight in energy compared to the benchmark, we have a favorable view of large diversified financials companies and have been adding to positions in the energy sector. The portfolio’s exposure in each sector has a higher beta than the benchmark.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Dividend Growth Portfolio’s Class I returned 12.10%, compared to a 13.69% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2010. The portfolio changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	12.10%	13.83%	6.28%
S&P 500 Index	13.69%	15.45%	7.67%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	12.33%	13.56%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio’s position in the consumer staples sector was a significant detractor from the portfolio’s relative performance, mainly due to stock selection. Pernod Ricard S.A.’s shares continued to decline over concerns surrounding its wine and spirits business in China. Nestle S.A. also saw shares trade lower during the reporting period, as the global packaged food and beverage company faced a tough market environment with a slowdown in emerging market economies and strong currency headwinds. Continued deflation in commodity prices and increased concerns surrounding a deflationary macro environment across developed markets could further increase pressure on Nestlé’s pricing.

In the information technology sector, the portfolio’s limited allocation to benchmark heavyweight Apple, Inc. also detracted from its relative performance. The company generated solid gross margins, remained financially sound, and committed to expanding its capital return program. The portfolio’s position was trimmed on strength. We at T. Rowe Price expect that the portfolio will maintain this limited allocation, as it is unclear how durable Apple’s growth will be beyond the iPhone 6 upgrade cycle, and how much growth the company can achieve through additional product launches.

In contrast, the consumer discretionary sector was a key contributor to portfolio relative returns, mainly due to stock selection. Time Warner, Inc. saw shares spike in the third quarter of the reporting period after Twenty-First Century Fox, Inc. made a formal offer to acquire the media conglomerate, which was later withdrawn. Shares of the off-price retailer Ross Stores, Inc. rose on reports of strong quarterly earnings driven by higher-than-expected sales. We believe Ross Stores is a long-term earnings growth story in a compelling market segment, as the company doubled its store base, drove margin expansion through expense leverage, and returned excess cash through share repurchases.

Elsewhere, the materials sector positively contributed to portfolio relative returns, driven by strong stock selection. Chemical companies, including The Sherwin-Williams Co., outperformed on the back of weak oil prices. Sherwin-Williams is well positioned as the leading U.S. paint producer, generating most of its sales through its own stores. The paint manufacturer and retailer also experienced strong growth from a combination of commercial demand, home construction, and existing home sales. Also, the acquisition of Comex’s U.S. and Canadian businesses helped the company to perform ahead of expectations. Sigma-Aldrich Corp. saw shares soar after the company accepted an all-cash buyout offer from Merck & Co., Inc.—a leading pharmaceutical, chemical, and life sciences company in Germany—at a very attractive premium in the third quarter of the reporting period. Sigma-Aldrich is a leading distributor and manufacturer of lab equipment items and specialty chemicals used in research, including in pharmaceuticals and biotechnology, chemicals and industrials, universities and nonprofits, and hospitals.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

An underweight position in the energy sector relative to the benchmark proved beneficial to the portfolio. Over the long-term, we expect that energy prices will remain low as strong crude oil production growth in North America and countries outside of the Organization of Petroleum Exporting Countries (OPEC) may continue to increase supply.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Equity Index Portfolio’s Class I returned 13.38%, compared to a 13.69% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	13.38%	15.15%	7.38%
S&P 500 Index	13.69%	15.45%	7.67%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	13.60%	14.23%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. equities moved higher during the reporting year as domestic economic growth picked up momentum, and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil. From a sector perspective, utilities stocks generated the strongest returns in the large-capitalization universe as the sector benefited from lower interest rates. Health care stocks powered higher in 2014, as did information technology, consumer staples and financials. Industrials, consumer discretionary and materials also performed well during the reporting period. Telecommunication services generated softer gains, while falling oil prices took their toll on the energy sector.

Focused Growth Portfolio (formerly called Focused 30 Portfolio managed by Janus Capital Management LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Focused Growth Portfolio’s Class I returned 10.08%, compared to a 13.05% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	10.08%	12.53%	10.42%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	10.31%	12.84%
Russell 1000 Growth Index	13.05%	14.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. As part of our investment strategy, we at Janus focus on building a portfolio of companies that are well positioned to grow market share within their respective industries over time and that have built clear and sustainable competitive advantages around their businesses. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. For the majority of companies in the portfolio, we continued to see confirmation in the strength of their competitive advantages, and our view of the long-term growth potential of these companies remains unchanged.

We did, however, hold some stocks that produced disappointing results during the reporting period which played a large role in the portfolio’s underperformance relative to the benchmark. Stock selection in the technology and consumer discretionary sectors was the largest detractor from the portfolio’s relative performance. The portfolio’s relative underperformance in both sectors was stock specific, rather than the result of a positive or negative underlying trend to which the portfolio was under- or over-exposed.

The portfolio’s overweight to the health care sector, along with its underweight to the energy sector, were large contributors to its relative results. Within the health care sector, the portfolio held several biotechnology companies that announced encouraging results about innovative therapies under development, which was a large driver of portfolio performance. We have long maintained an underweight to the energy sector in the portfolio due to the sensitivity many businesses in the sector have to commodity prices. The decision to be underweight the sector was important in the fourth quarter of the reporting period, when energy stocks sold off broadly as oil prices sunk.

Due to the concentrated nature of the portfolio, individual stocks can have a large bearing on its absolute performance. The following detracted from portfolio performance during the reporting period. Amazon.com, Inc. is an online retailer offering a wide range of products, including books, music, videotapes, computers, electronics, home and garden, and numerous other products. Investments the company made had weighed on profit growth, which negatively impacted the stock during the reporting period. However, we believe the company’s competitive advantage of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Precision Castparts Corp. is a company that makes castings, forgings and airframe products for the aerospace and power industries. Disappointing earnings results reported during the second quarter of the reporting period negatively impacted the stock. However, we believe Precision Castparts has a strong management team, and makes highly specialized and complex products, which we think gives it a competitive advantage. We believe the company has strong growth opportunities as it continues to gain more content share per new aircraft.

We sold our position in Prada S.P.A., the Italian designer, to pursue other companies we felt had more durable growth profiles. We also sold our position in casino operator MGM Resorts International to pursue a position in Las Vegas Sands Corp., which has a less highly levered balance sheet but still offers exposure to the growth in Asian traveling.

Twenty-First Century Fox, Inc.’s media and entertainment operations include the production and distribution of motion pictures and television entertainment, sports and news programming. We sold the position during the reporting period due to concerns about changing consumer viewing behavior.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

T-Mobile U.S., Inc.’s competitive landscape was intensifying and the cost of spectrum, a key cost for T-Mobile, was also increasing. Given these headwinds, we felt there were better ideas for the portfolio and sold the position.

Google, Inc. is in the middle of a transition as more of its advertising revenue moves from the computer desktop to mobile advertising. Disappointing earnings results this year highlighted that the transition may hit some bumps along the way, but we are confident in our longer-term view of the company. Phones using the Android operating system continued to gain market share during the reporting period among first-time smartphone users and in emerging markets, which is where smartphone growth is fastest. As the number of users on the Android platform grows, developers of smartphone and tablet applications can better monetize their apps for Android. The strong menu of apps on Android, along with the generally lower cost of phones using the Android operating system, helps lock-in the consumer base on the platform.

Contributing to portfolio performance during the reporting period was the home improvement retailer, Lowe’s Cos., Inc. which distributes building materials and supplies through stores in the U.S. Lowe’s offers a complete line of products and services for home decorating, maintenance, repair, remodeling and property maintenance. As one of two major home improvement retailers, we believe the company is well positioned to benefit from increased housing turnover, home price appreciation, an aging housing inventory and greater credit availability. We also believe Lowe’s can improve its margins from several operational initiatives. Finally, we appreciate that the company’s interests are aligned with shareholders as demonstrated by its history of returning significant amounts of capital to shareholders through share buybacks and dividends. The stock was up late in the reporting period after the company reported strong same store sales growth.

Also adding to portfolio performance during the reporting period was Canadian Pacific Railway Ltd.’s railroad network across Canada which is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. In our view, Canadian Pacific still has a large opportunity to grow revenues and railroad volumes as it improves execution around its railroad network. A new CEO took over the firm in 2012, and is transforming the company by focusing on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. As service and reliability improve, it will likely drive more shippers to use Canadian Pacific instead of trucking services. Strong earnings growth and improved volumes and pricing occurring through most of the reporting period helped drive the stock.

The global biotechnology company Celgene Corp. seeks to deliver truly innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. Celgene also positively contributed to portfolio performance during the reporting period. We see the potential for continued strong growth ahead for Celgene’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. Some of the new drugs that could become meaningful contributors include Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma and a recently licensed drug to treat Crohn’s disease. We also appreciate management’s willingness to utilize free cash flow for share repurchases and product acquisitions. The stock was up after the company announced encouraging results about the effectiveness of a treatment it is developing for Crohn’s disease.

Also adding to portfolio performance during the reporting period was the biopharmaceutical company Medivation, Inc. Medivation is focused on the rapid development of small-molecule drugs to treat serious diseases for which there are limited treatment options. Medivation has developed a promising prostate cancer drug with Astellas Pharma, Inc. called Xtandi, which we think could grow significantly. We sold the position after it reached our price target during the reporting period.

Valeant Pharmaceuticals International, Inc. also positively impacted portfolio performance during the reporting period. For the past decade, Valeant has run a different playbook than much of the pharmaceutical industry when it comes to new drug development. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high research and development (R&D) spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth. Valeant was up at the end of the reporting period, and we still held the position at the end of the reporting period.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Growth Portfolio’s Class I returned 8.88%, compared to a 13.05% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the portfolio on May 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	8.88%	12.54%	7.17%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	9.09%	12.20%
Russell 1000 Growth Index	13.05%	14.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Stock selection in the technology sector held back portfolio performance relative to the benchmark. An underweight position in computer and personal electronics-maker Apple, Inc., and not holding software giant Microsoft Corp. dampened relative results as both stocks outpaced the benchmark during the reporting period. The portfolio’s overweight position in poor-performing internet search giant Google, Inc. further weighed on the portfolio’s relative returns. Stock selection in the consumer staples sector, and the combination of stock selection and an underweight position in the transportation sector, also hurt portfolio relative performance. However, there were no stocks within either sector that were among the portfolio’s top relative detractors over the reporting period. Stock selection and an overweight position in the leisure sector was an additional negative factor for the portfolio’s relative performance. Overweight positions in casino resorts operators Wynn Resorts, Ltd. and Las Vegas Sands Corp. and global media company Discovery Communications, Inc. hampered the portfolio’s relative results.

Individual stocks that detracted from the portfolio’s relative performance included overweight positions in complex metal parts manufacturer for the aerospace industry Precision Castparts Corp. and oil and natural gas exploration and production company Noble Energy, Inc. Not holding stand-out-performing eye and skin care products maker Allergan, Inc. and biotechnology firm Amgen, Inc. also dampened relative performance as both stocks outperformed the benchmark during the reporting period.

An overweight position in the health care sector contributed to portfolio relative performance. Holdings of medical equipment and supplies company Covidien P.L.C. (not a benchmark constituent), and the portfolio’s overweight positions in strong-performing specialty pharmaceutical company Actavis P.L.C. and biopharmaceutical companies, Alexion Pharmaceuticals, Inc. and Regeneron Pharmaceuticals, Inc., bolstered the portfolio’s relative results. Security selection in the utilities & communications sector further aided relative performance. Avoiding poor-performing telecommunications company Verizon Communications, Inc. and an overweight position in strong-performing broadcast and communication tower management firm American Tower Corp. positively impacted relative returns. Elsewhere, not holding diversified technology products and services company International Business Machines Corp. and overweight positions in hotel chain operator Marriott International, Inc., paint manufacturer and distributor The Sherwin Williams Co., and off-price retail apparel and home accessories stores operator Ross Stores, Inc., benefited relative performance.

The MFS investment team’s growth strategy for the portfolio focuses on companies it believes to have above-average earnings growth potential compared to other companies.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Large-Cap Growth Portfolio’s Class I returned 8.43%, compared to a 13.05% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the portfolio on May 1, 2013, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	8.43%	15.33%	5.51%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	8.65%	14.25%
Russell 1000 Growth Index	13.05%	14.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. BlackRock seeks to invest in large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. At the sector level, consumer discretionary and information technology were the primary detractors from the portfolio’s relative performance. The internet & catalog retail segment accounted for the majority of the disappointment in consumer discretionary, while positioning within software and hardware, storage & peripherals hindered information technology results. Weakness in stock selection, specifically in telecommunication services, also weighed on portfolio performance. Positive portfolio performance during the reporting period was attributable primarily to positioning in the health care sector, especially within pharmaceuticals.

In stock specifics, Japanese internet and telecommunications conglomerate SoftBank Corp. was the top individual detractor. The stock sold off as investors worried that after continued weak results in its Sprint Corp. subsidiary, it might have to support the company with material cash infusions. We exited the position as the magnitude of Sprint’s ongoing cash needs was difficult to quantify.

Portfolio holdings Precision Castparts Corp., SINA Corp. and TripAdvisor, Inc. also hindered portfolio relative returns, as did an underweight in Apple, Inc. Precision Castparts missed earnings expectations in three of the four quarters during the reporting period. Further, following several years of expanding aerospace industry backlogs, the question of “cycle duration” came into play, limiting multiple expansions for Precision Castparts and the entire aerospace complex. SINA shares lost ground amid a confluence of factors in the first half of the reporting period, including China growth concerns; the overall slump in U.S. technology shares; worries about both user growth for the company’s social media platform Weibo and 2014 margins; and turmoil in emerging markets. We ultimately exited the position. TripAdvisor underperformed in the second half of the reporting period due to an earnings miss and lack of progress on its direct booking initiative. Concerns about the company’s continued uneven quarterly performance also weighed on sentiment. Despite near-term underperformance, we maintain our position as we continue to believe in the long-term attractiveness of TripAdvisor’s business model, the inherent value of its reviews product, and the monetization potential of its massive travel traffic base.

With respect to Apple, an underweight early in the reporting period hurt portfolio performance as the stock recorded strong gains following solid earnings reports. Notably, we did add Apple back to the portfolio during the second quarter of the reporting period given increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization.

The largest individual contributor to portfolio performance was Regeneron Pharmaceuticals, Inc. Regeneron climbed after the Food and Drug Administration (FDA) approved drug Eylea for a second indication, the treatment of diabetic macular edema. Shares also got a boost following Sanofi’s increased stake in the company, as well as positive clinical results for several drugs, including treatments for high cholesterol and atopic dermatitis. We remain confident the company can maintain its high-growth trajectory given both continued success with Eylea and a rich pipeline of promising late- and early-stage products/therapies.

Portfolio positions in AbbVie, Inc., Union Pacific Corp. and Yahoo!, Inc. also added to portfolio performance. AbbVie outperformed as the market had come to appreciate several factors underlying our investment thesis, including: (1) much better-than-expected growth and sales in the company’s top-selling drug Humira; (2) strong pipeline of drugs that should propel near-term earnings per share, including therapies for hepatitis C, liquid tumors and multiple sclerosis; and (3) a compelling valuation, as the stock continues to trade at a discount relative to pharmaceutical peers in the U.S. and European Union (EU). The stock also rallied after the company abandoned its planned merger with Shire

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

P.L.C. during the fourth quarter of the reporting period. Union Pacific Corp. benefited from an improving domestic economy and tight capacity in freight markets, which is a boon for rail pricing. In addition, the company was viewed as a relative safe haven given it has very low oil and gas industry exposure and no direct foreign exposure, helping to further support its valuation. Yahoo! outperformed as the company benefited from appreciation in Alibaba Group Holding Ltd. shares (Alibaba held an initial public offering in September), and investors began to give management credit for a possible turnaround of the core business. The stock also rose in anticipation of an announcement regarding a tax-efficient disposal of its Alibaba stake, which the company committed to disclosing to investors on or before its fourth quarter earnings report.

An additional contribution to portfolio performance came from the portfolio’s avoidance of International Business Machines Corp. (IBM). IBM was a significant underperformer during the reporting period as the secular pressures of cloud, mobile and infrastructure commoditization resulted in the company’s worst earnings miss in ten years. We remain underweight as we believe these secular headwinds, along with the company’s underinvestment over the last several years, will likely make it difficult to show material growth.

We remain cautiously optimistic on the market overall. Economic data points, including employment, have improved and point toward accelerating U.S. growth in 2015. In addition, the relative multiples of various “value” sectors, when compared to the second and third quintiles of revenue growers, suggest that growth stocks have become attractively priced.

Oil and commodity prices collapsed during the fourth quarter due to weaker global demand and excess supply. Accordingly, we saw estimates come down for material and energy companies, posing a headwind for cyclically-oriented sectors. We believe this will likely enhance investor interest in companies with best-in-class business models, visible and sustainable earnings streams, high free cash flow conversions, and long runways of growth. These are precisely the kinds of companies that form the core of the portfolio.

At the end of the reporting period, the portfolio’s largest sector overweights relative to the benchmark were health care and information technology, while consumer staples remained the largest underweight. The health care weighting is primarily comprised of innovative pharmaceutical and biotechnology companies with attractive relative valuations, robust R&D capabilities and strong pipelines of drugs that are misunderstood by the market. We also have selective exposure to health care service companies that we believe will be prime beneficiaries in the post-reform era. The overweight in information technology is driven by our favorable view on internet, payment processing and software-as-a-service (SaaS) companies that are harnessing key structural trends such as e-commerce, big data, cloud computing and mobility, which we think will drive earnings growth in the coming years. The portfolio’s largest underweight remained consumer staples given extended valuations and inferior growth prospects.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Large-Cap Value Portfolio’s Class I returned 11.50%, compared to a 13.45% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

ClearBridge Advisors, LLC assumed management of the portfolio on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the portfolio from January 4, 1999 to September 30, 2006. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	11.50%	14.42%	7.36%
Russell 1000 Value Index	13.45%	15.42%	7.30%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	11.72%	14.38%
Russell 1000 Value Index	13.45%	14.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the portfolio had positive returns in eight of the ten economic sectors in which it was invested during the reporting period. The greatest contributions to the portfolio’s performance return came from the consumer discretionary, financials and health care sectors. Relative to the benchmark, the portfolio’s underweight position in the energy sector positively impacted performance for the reporting period. Furthermore, stock selection within the consumer discretionary, health care, materials and consumer staples added to the portfolio’s relative performance. In terms of individual holdings, the leading contributors to portfolio performance included positions in CVS Health Corp., Wells Fargo & Co., DISH Network Corp., Time Warner, Inc. and Amgen, Inc.

Relative to the benchmark, overall stock selection and sector allocation detracted from the portfolio’s performance. Specifically, stock selection within the technology and financials sectors negatively impacted the portfolio’s relative performance. Additionally, underweight positions in the utilities and health care sectors detracted from relative portfolio performance for the reporting period. On an individual holding basis, the leading detractors from portfolio performance for the reporting period included positions in National Oilwell Varco, Inc., Halliburton Co., Loews Corp., General Electric Co. and Nuance Communications, Inc. During the reporting period, new positions in the portfolio were established in Amgen, Synchrony Financial, EMC Corp., Martin Marietta Materials, Inc., Nuance Communications and National Oilwell Varco. The portfolio’s positions were sold in McDonald’s Corp., Verizon Communications, Inc., Pfizer, Inc., AT&T, Inc. and Loews Corp. Proceeds from these sales were redeployed in other businesses where we felt the risk adjusted returns were more favorable.

We believe our disciplined investment philosophy and consistent approach positions us to generate competitive, risk-adjusted returns over the long-term. We also believe that high quality companies, with sustainable competitive advantages, strong balance sheets and attractive valuations should outperform the market over time.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Long/Short Large-Cap Portfolio’s Class I returned 15.52%, compared to a 13.69% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2008 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the portfolio on May 1, 2011. The portfolio was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	Since Inception (5/1/08)

Portfolio’s Class I	15.52%	15.04%	8.25%
S&P 500 Index	13.69%	15.45%	8.49%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	15.75%	14.85%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at J.P. Morgan continue to establish long equity positions in securities that we believe will outperform the market and take short positions in equity securities that we believe will underperform the market.

The core-equity aspect of the portfolio’s strategy maintains its pro-cyclical tilt with overweight positions in autos, transportation, semiconductors and select financials. We are underweight in industrial cyclicals, particularly aerospace and defense, as well as the bond proxies, such as REITs, utilities and consumer staples. We have increased our conviction in airlines and autos as they stand to benefit from lower energy prices. We acknowledge that oil-related investment and production may be scaled back. However, plans to build pipelines and new chemical plants are still in place as they are more leveraged to the inefficiencies in current infrastructure and less directly tied to supply-demand dynamics.

The autos and transportation, semiconductors, and software and services sectors overall contributed to the performance of the portfolio’s core-equity aspect of the strategy, while the energy, REITs and basic materials sectors detracted from its results during the fourth quarter of the

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

reporting period. The semiconductors, media and big banks and brokers sectors added value to the portfolio, while the industrial cyclical and utilities sectors weighed on portfolio returns during the reporting period.

Specifically benefiting the core-equity aspect for the reporting period within the autos and transportation space, was the portfolio’s overweight in United Continental Holdings, Inc. which helped portfolio performance during the reporting period as United Continental saw general improvements in domestic pricing and consistent revenue. It should also be a major beneficiary of lower energy prices. Coupled with an early buyback announcement and its focus on capital discipline, United Continental remains our favorite airline exposure, and we maintain conviction in our long-term view of its earnings power and a convergence in operating margin with peers Delta Airlines, Inc., American Airlines Group, Inc. and Southwest Airlines Co.

On the negative side, within autos and transportation, an overweight position in General Motors Co. detracted from portfolio performance for the reporting period. The stock suffered from negative investor sentiment over numerous recall-related issues. We still like General Motors as the valuation remains attractive and expect General Motors to experience an earnings inflection in 2015. Also in the sector, a short position in Southwest Airlines weighed on portfolio returns. We may have underestimated the relative strength of the domestic market versus international, and underestimated Southwest Airline’s ability to grow (although more slowly than in past cycles). Stronger-than-anticipated domestic pricing and greater buyback drove the upside in shares. Southwest Airlines, like the rest of the airline sector, is positioned to benefit from lower fuel prices, but the portfolio’s position remains short as we continue to expect cost convergence, and believe Southwest’s premium valuation relative to peers is unjustified.

Specifically benefiting the research-driven aspect of the portfolio’s performance was the consumer cyclical, semiconductors and media sectors which contributed to performance while the energy, pharmaceutical and health care and financial services sectors detracted from the portfolio’s results during the fourth quarter of the reporting period. For the reporting period, the semiconductors, basic materials and consumer cyclical sectors added value while the pharmaceutical and health care, industrial cyclical and software and hardware sectors weighed on portfolio returns.

For the full year, in the basic materials sector, a short position in Cliffs Natural Resources, Inc. added value during the reporting period. The stock weakened as oversupplies of iron ore resulted in falling prices for the commodity, while Cliffs Natural Resources’ Bloom Lake mine investment in Canada proved disappointing, leading to a $6 billion asset write-down. The fundamentals remain challenging given the current iron ore price environment, Cliffs Natural Resources’ cost position, and the liabilities associated with closing the Canadian operations.

In media, a short position in Electronic Arts, Inc. had a negative impact on portfolio performance throughout the reporting period. The game maker’s earnings continued to surprise on the upside. Strong demand for its soccer game prior to the 2014 World Cup helped sales, and the announcement of a $750 million buyback plan also boosted the stock. Within semiconductors, a short position in Intel Corp. detracted from results during the reporting period. Our thesis that the personal computer market is on a long-term downward trajectory took a pause as volumes remained stable. However, declining average selling prices throughout the reporting period indicated that the personal computer market was facing challenges. We remain confident in our thesis that personal computer weakness will be a bigger driver for Intel into 2015 than its other healthier business segments.

For both of the core equity and the research-driven aspects of the portfolio, an overweight position in semi-conductors, specifically, Avago Technologies Ltd. contributed to portfolio performance during the reporting period. Continued content gains in the high-end radio frequency (RF) filter market, robust strength in non-mobile businesses and the accretive acquisition of LSI Corp. all benefited Avago Technologies this year. This acquisition enabled Avago to further build its storage business. The company has already realized cost synergies as a result of the acquisition–it has proven to be a good transaction. We remain constructive on Avago Technologies as we expect the continued worldwide shift to 4G/LTE handsets to help the company’s RF filter business. In the media sector, Time Warner, Inc. shares rallied on the takeover bid from Twenty-First Century Fox, Inc., which Time Warner rejected and was later withdrawn. Time Warner had also reported better-than-expected revenues and earnings-per-share, with the upside fairly balanced across divisions. We expect long-term growth to be largely driven by low-risk affiliate fee growth, international pay TV growth, an improving film slate from DC Comics, Lego and J.K. Rowling, flat non-programming expense growth and continued share buybacks. Time Warner is very well-positioned to capitalize on the secular industry trends and continues to be our favorite among the traditional media names trading at a below average multiple for one of the fastest growers in the group. In industrial cyclicals, owning Fluor Corp. hurt portfolio results as the declining price of oil-fed investor concerns about the potential cancelation or delay of some of the company’s larger projects. However, we do not believe that temporary oil price fluctuations will have a significant impact on capital spending among Fluor’s customers. Management has been repurchasing shares, and the company has strong prospects in the pipeline. It has also been increasing margins for both cost-plus and fixed-price contracts.

Our earnings estimates for the coming year have come down, mostly as a result of our downward revisions in the energy sector. We also believe that a stronger U.S. dollar and struggling European growth could be a headwind for profits. While absolute equity valuations are higher, the valuation gap between equities and fixed income still exists as our calculated equity risk premium over Baa-rated bonds stands at more than double its 28-year average.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Main Street Core Portfolio’s Class I returned 10.82%, compared to a 13.69% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	10.82%	14.80%	7.23%
S&P 500 Index	13.69%	15.45%	7.67%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	11.04%	14.36%
S&P 500 Index	13.69%	14.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio’s underperformance was primarily in the consumer staples, financials and information technology sectors as a result of weaker relative stock selection. Stronger relative stock selection and asset allocation in the health care and consumer discretionary sectors benefited the portfolio during the reporting period.

Top contributors to portfolio performance during the reporting period included Apple, Inc. (information technology), Allergan, Inc. (health care), Actavis P.L.C. (health care), AutoZone, Inc. (consumer discretionary) and Exelon Corp. (utilities). Apple rallied in April of the reporting period after iPhone sales came in higher than analysts anticipated, and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones and the upcoming introduction of a new iWatch product resulted in strong performance. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped after Actavis announced plans to merge with the company. Actavis shares reacted favorably after management pre-announced a positive earnings surprise due mostly to revenue synergies and cost savings from a recent merger with Warner Chilcott Co. LLC. Free cash generation was above expectations as well and was used to pay down debt. This reduced balance sheet leverage provided financial flexibility for additional acquisitions to further the company’s growth initiatives. Actavis also announced the acquisition of Forrest Labs, Inc., which was well received as Forrest not only accelerates the revenue growth potential for Actavis, but also has the potential to result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business. The stock of AutoZone, a specialty retailer of automotive replacement parts and accessories, was boosted early in the period by rising earnings estimates as analysts adjusted expectations to reflect the benefit to AutoZone’s sales from the harsh winter weather. In particular, analysts focused on the company’s concentration in Do-It-Yourself (DIY) business, which was disproportionately and favorably impacted by severe weather as demand increased for items such as batteries and wiper blades. The stock rallied again over the fourth quarter of the reporting period when the company reported strong earnings as low gas prices encouraged more people to drive and consumers prepared their cars for a harsh winter. Exelon Corp. is an energy provider and holding company for several energy businesses. The company announced plans to acquire Pepco Holdings, Inc. and completed an acquisition of Integrys Energy Group, Inc. The company also released positive third quarter earnings.

The top detractors from portfolio performance included Noble Energy, Inc. (energy), Genworth Financial, Inc. (financials), Google, Inc. (information technology), Towers Watson & Co. (industrials) and Pfizer, Inc. (health care). Noble Energy experienced declines over the second half of the reporting period in a difficult environment for the energy sector as oil prices fell sharply. Genworth Financial, which focuses on life insurance and retirement investments, announced losses due to costs associated with its long-term care insurance business. Search engine giant Google fell over the fourth quarter of the reporting period after it released earnings that missed analysts’ expectations. Towers Watson provides human resource and financial services consulting, including employee benefit programs such as retirement-related services and health exchange solutions. The stock reacted negatively early in the reporting period when earnings were reported. Retirement revenues were shy of expectations, and the company’s bottom-line result was mostly driven by lower-quality items, such as a reduced tax rate. Impacting the stock most significantly was lowered guidance from management. We at Oppenheimer have sold our holdings in Towers Watson as our conviction in management’s ability to execute has been reduced. In May, pharmaceutical company Pfizer’s shares fell after reporting a drop in its first quarter profit due to cheaper generic competition. We exited our position.

At the reporting period’s end, the portfolio had its largest overweight positions in the industrials, health care and consumer discretionary sectors and its largest underweight positions in the energy, utilities and materials sectors. We aim to construct an “all weather” portfolio by targeting

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

companies we believe have 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Mid-Cap Equity Portfolio’s Class I returned 4.23%, compared to a 13.22% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the portfolio on January 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	4.23%	12.23%	6.39%
Russell Midcap Index	13.22%	17.19%	9.56%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	4.43%	8.38%
Russell Midcap Index	13.22%	13.47%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark as it did not post returns that kept pace with the benchmark in a rising equity market. We at Scout, however, held to our investment process, including our bias toward higher-quality stocks, which have served us well over the longer-term. The portfolio’s relative underperformance during the reporting period was primarily attributed to stock selection. In particular, it was principally due to some poorly timed biopharmaceutical purchases, holdings in the energy sector suffering from falling oil and natural gas prices, and lack of significant exposure to stocks that benefit from lower interest rates, such as REITs. A strong rally in lower-quality companies was also a performance headwind for the portfolio as we kept a higher-quality profile than the benchmark, and stocks with higher debt levels generated relative outperformance. Finally, a shift in investor preference toward larger stocks hurt portfolio performance along with some drag from the small average cash balance.

Energy was the worst performing sector, with most of the underperformance due to stock selection. Upon closer examination, the poor stock selection was largely due to being too bullish on the price of both natural gas and oil entering 2014. Following the extremely cold 2013/2014 winter, natural gas storage levels were well below average levels. We anticipated storage levels would not reach desired levels in time for the 2014/2015 winter, which could cause a significant spike in natural gas prices. In fact, the industry experienced much stronger-than-expected production, and coupled with a cooler than average summer, allowed it to rebuild depleted storage levels. Oil prices also dropped more than we anticipated. This caused the portfolio’s non-refining energy exposure to trade lower, including proppant suppliers U.S. Silica Holdings, Inc. and FMSA Holdings, Inc., which detracted from portfolio performance. A proppant is a material, typically treated sand or man-made ceramic materials, designed to keep an induced hydraulic fracture open, during or following a fracturing treatment.

Beyond the commodity headwind, Gulfport Energy Corp. provided the greatest drag on portfolio relative performance. Gulfport reduced production guidance in early May of the reporting period due to a change in their well ‘choking’ procedures, which curtails near-term production but extends the life of the well. We reduced the portfolio’s position size following this negative catalyst but remained confident in the company as expectations seem to have been reset, and the last two quarters of the reporting period proved that the company could meet lowered expectations.

Going forward, our primary concern is the potential for a weakening economy in Europe, China and several emerging markets that rely on selling commodities to support China’s waning infrastructure boom. A corollary, given relative economic strength in the U.S., is a strengthening

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S. dollar, which may also hurt global oil demand since oil is priced in U.S. dollars. With this outlook in mind, we are underweight oil-levered energy exploration and production and service stocks, while we retain small positions in sand proppant and natural gas stocks.

Detracting from portfolio performance was subpar stock selection in the health care sector as biopharmaceutical exposure was added to the portfolio in late February of the reporting period before this group sold-off significantly through the middle of April. Pharmacyclics, Inc. and Isis Pharmaceuticals, Inc. were the primary detractors from portfolio performance. Perrigo Co. P.L.C., a notable size holding in the portfolio, was the biggest detractor on a relative basis within the health care sector. The stock provided a solid positive return but trailed the benchmark significantly as strength in sales of generic over-the-counter medicines and pet supplies waned due to weather on the pet care side, and competition from branded products in medicines along with a weak cold and flu season.

The last noteworthy performance headwind for the reporting period was the interest rate outlook early in the year. In 2013, interest rates steadily climbed, with the 10-year Treasury bond peaking at 3%, the last day of the year. Based on our outlook for the U.S. labor market, inflation seemed likely to pick up as 2014 progressed; and we therefore, anticipated interest rates to continue climbing higher. Given this outlook, we entered the reporting period overweight asset-sensitive financials that benefit from higher rates including regional banks and life insurance companies which dampened portfolio performance. The portfolio was also underweight the utilities sector, which is considered by many investors to be a bond proxy, and REITs. We also failed to anticipate the impact that foreign economies, especially Europe and Japan, would have on domestic interest rates. With evidence of deflationary trends, European bond yields started moving lower early into 2014. After considerable work on the outlook for interest rates, we course-corrected in the spring of the reporting period, adding significantly to the utility positions, and bond rates subsequently fell which helped the group.

Though the portfolio underperformed the benchmark, it ended the reporting period with positive returns. The portfolio benefited from strong stock selection in the consumer discretionary and consumer staples sectors. We expect the recent drop in oil to be a windfall to the U.S. consumer; as such, we have added positions in U.S. consumer names including purveyors of luxury goods, such as Harley-Davidson, Inc. and Thor Industries, Inc., a manufacturer of recreational vehicles. We also retained a significant position in discount retailers such as Ross Stores, Inc., Dollar Tree, Inc., and Big Lots, Inc. Since gasoline can take a significant bite out of low-income consumer budgets, we expect these names to benefit from the energy bear market.

The portfolio’s consumer holdings supplied positive news during the reporting period. Within the consumer discretionary sector, TRW Automotive Holdings Corp. provided the greatest positive contribution to portfolio relative performance. A top holding within the portfolio, TRW was acquired by ZF Friedrichshafen A.G., although the premium paid was disappointing to us. Long-term holdings Monster Beverage Corp. and Tyson Foods, Inc. were positive contributors to portfolio performance within the consumer staples sector. Monster Beverage was a top performer following the announcement that The Coca-Cola Co. would purchase a minority interest in the company. Tyson Foods benefited from rising chicken prices—which could generate higher margins for the meat industry. Tyson’s acquisition of Hillshire Brands Co. in 2014 serves to further transform the company from a processor and marketer of commodity products to a manufacturer of more value-added branded food products. This shift has the potential to generate higher earnings and profit margins over time, especially as the company pays down some of the acquisition related debt.

Heading into 2015, we continue to be bullish on domestic mid-capitalization equities. We are emphasizing domestic consumer cyclical companies such as restaurants and retailers, as well as other companies tied to the trajectory of the U.S. economy. We also continue to be positive on utilities, as companies with strong yields, and high or growing dividends are particularly attractive to investors in this low-rate environment. The portfolio retains a cautious position in sectors that could be hurt by a rising U.S. dollar, particularly energy, basic materials, and industrials. In the technology area, we are focusing more on specific company fundamentals as our sector weighting is near the benchmark, and we see the risk-reward potential as balanced. We believe equities are poised for another good year, although the speed of the Fed’s interest rate hikes, the size and timing of any potential quantitative easing (QE) by the EU and Japan, and conditions in China will all likely impact U.S. markets to some degree. As is usually the case, actions by the U.S. central bank will be of primary importance. We remain focused on owning good companies with solid financial characteristics and fundamental catalysts for outperformance. In addition, we believe investors will favor dividend income as long as interest rates remain depressed.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Mid-Cap Growth Portfolio’s Class I returned 8.49%, compared to a 11.90% return for its benchmark, the Russell Midcap Growth Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the portfolio on November 1, 2013, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	8.49%	13.79%	9.50%
Russell Midcap Growth Index	11.90%	16.94%	9.43%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	8.71%	6.54%
Russell Midcap Growth Index	11.90%	12.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Ivy’s investment team primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue, earnings, and cash flow; and market and profit potential. Consistent with the strategy’s philosophy and process, the majority of performance was driven by individual stock selection as opposed to sector bets versus the benchmark.

Stock selections in the industrials and energy sectors accounted for the bulk of the shortfall in return compared to the benchmark. More specifically within industrials, Flowserve Corp. and Jacobs Engineering Group, Inc. struggled because of concerns about the potential of energy industry customers cutting capital expenditures due to the decline in oil prices.

The portfolio’s energy names were weak across the board due to the swift decline in the price of oil since June, but most notably within the fourth quarter of the reporting period, became a punishing moment for the group generally, and the portfolio’s names, specifically. The largest negative contribution for the reporting period came from the names owned with exposure to domestic shale oil drilling in the Bakken region and also natural gas-exposed names. The portfolio’s cash holdings and equity options were also detractors from performance, accounting for a combined 70 basis points of total relative underperformance. Cash represented 18 basis points of the drag, as our average cash position of 1.0% across the year was an opportunity cost in a strong positive market. Equity options, used primarily for hedging purposes, or building or exiting positions, was 52 basis points to the negative for the portfolio’s relative performance.

Strong stock selection in information technology, consumer discretionary and consumer staples provided positive performance during the period. A healthy overweight position in the health care group also compensated for some stock picking issues among our names. The portfolio had many strong performers in the information technology sector for the reporting period, which were significant enough to overcome some of the weak returns within the group and deliver overall sector and benchmark beating results for the year. These include Electronic Arts, Inc., which we added to the portfolio early in the reporting period, and F5 Networks, Inc. Adding consumer discretionary exposure to the portfolio early in the year proved to be positive for performance. Most of our specialty retail and apparel names performed strongly during the year, particularly in the fourth quarter when it became clear that the 2014 holiday season would be much stronger than 2013. L Brands, Inc. and Ross Stores, Inc. are two specific examples of companies that benefited from an improving consumer environment and stronger holiday selling season.

The top three securities detracting from relative performance for the reporting period were Oasis Petroleum, Inc., Mattel, Inc. and Pandora Media, Inc. The top three securities contributing to the portfolio’s relative performance were Electronic Arts, Inc., L. Brands, Inc. and Intuitive Surgical, Inc.

Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Mid-Cap Value Portfolio’s Class I returned 6.49%, compared to a 12.10% return for its benchmark, the S&P MidCap 400 Value Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on January 2, 2009 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (1/2/09)

Portfolio’s Class I	6.49%	13.29%	15.82%
S&P MidCap 400 Value Index	12.10%	16.40%	19.13%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	6.71%	9.87%
S&P MidCap 400 Value Index	12.10%	13.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. BlackRock Capital constructs the portfolio through a process of stock selection that relies on fundamental research conducted by a team consisting of six analysts and two portfolio managers. Analysts are organized into sector specialties and customize their research to the circumstances and approaches that befit their respective segments of the market. We seek to invest in stocks that have long-term potential to grow in size or become more profitable or that the stock market may value more highly in the future.

The largest detractor from the portfolio’s relative performance during the reporting period was the combination of individual stock selection and an underweight in the financials sector, particularly in the REIT industry. An underweight in REITs was detrimental as the industry rallied 30% during the reporting period, likely as a result of the low interest rate environment. Stock selection in the energy sector also weighed on relative performance given the portfolio’s allocation to the oil, gas & consumable fuels industry. This weighed on returns more during the second half of the reporting period as crude oil prices declined substantially. Stock selection was also weaker in the materials sector, particularly among holdings in the chemicals and metals & mining industries. Additional detractors included security selection in the consumer staples sector, particularly within the food products industry, an overweight in the industrials sector and a small underweight in the information technology sector.

The portfolio achieved relative outperformance through strong stock selection in the health care sector, especially within the biotechnology and pharmaceuticals industries. Selection in utilities was also notable during the reporting period, with positions in the integrated utilities industry among top performers for the year. Within industrials, an allocation to the commercial services and supplies was especially helpful, as was the portfolio’s security selection in semiconductors within information technology.

At the end of the period, the portfolio’s most significant overweight positions included the financials, health care and consumer staples sectors. The portfolio was positioned with relative underweights in the industrials, information technology and materials sectors.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Small-Cap Equity Portfolio’s Class I returned 1.71%, compared to a 4.22% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	Since Inception (5/2/05)

Portfolio’s Class I	1.71%	13.14%	10.33%
Russell 2000 Value Index	4.22%	14.26%	8.18%

	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	1.91%	10.23%
Russell 2000 Value Index	4.22%	10.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

BlackRock’s portion of the portfolio invests in small-capitalization securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark. For the reporting period, BlackRock’s portion of the portfolio performed in-line with the benchmark. U.S. equities, including small-capitalization stocks, moved higher during the reporting year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition (M&A) activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil. From a sector perspective, utilities stocks generated the strongest returns in the small-capitalization universe as the sector benefited from lower interest rates. Health care stocks powered higher in 2014, as did consumer staples, financials and information technology. Materials generated softer gains, while falling oil prices took a large toll on the energy sector.

Franklin

Franklin’s portion of the portfolio invests in small-capitalization companies that it believes are selling below their underlying worth. The strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. Additionally, we select securities without regard to benchmark comparisons and aim for long-term results.

Stock selection in the consumer discretionary and health care sectors aided the portfolio’s performance relative to the benchmark. Key individual contributors included railcar manufacturer Trinity Industries, Inc., insurer Protective Life Corp. and health care sterilization products manufacturer STERIS Corp. Trinity experienced increased demand for railcars to transport oil, commodities, and autos resulting from rising energy and auto production and positive responses to asset sales and acquisitions. Protective Life was the subject of an all cash takeover by Dai-ichi Life Insurance Co. Ltd. at a 34% premium to Protective’s then share price. STERIS reported earnings growth driven by increased organic demand and prior acquisitions and was also expected to benefit in 2015 from a recently announced acquisition.

A lack of exposure to income-generating sectors, such as utilities and REITs, and an overweighting in the energy sector weighed on portfolio relative performance. Notable individual detractors included Civeo Corp., a lodging provider for oil and mining companies in Canada and Australia; Unit Corp., an onshore energy exploration and services company; and Tidewater, Inc., an offshore oilfield services provider. Civeo Corp., a spin-off of portfolio holding Oil States International, Inc., reported lower-than-expected earnings guidance as oil and commodity prices declined. Unit Corp. also suffered from falling energy prices, while Tidewater was hurt by declining oil prices, weaker-than-expected deep-water day rates and higher maintenance expenses.

New positions in several securities were added to the portfolio, including Axiall Corp., a chemicals and building products manufacturer; Maple Leaf Foods, Inc., a packaged consumer foods manufacturer; GrainCorp Ltd., a grain products and services provider; Minerals Technologies, Inc.,

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

a global producer of value-added specialty minerals; and Gerresheimer A.G., a glass and plastics maker for the pharmaceuticals industry. We added to existing positions in Sensient Technologies Corp., a manufacturer and marketer of colors, flavors and fragrances; H.B. Fuller Co., an industrial adhesive producer; and EnerSys, an industrial battery manufacturer, among others.

Positions were eliminated in the aforementioned Trinity Industries, Inc. and Protective Life Corp., as well as Autoliv, Inc., Benchmark Electronics, Inc. and Harman International Industries, Inc., among others. Positions were also reduced in several other securities including Reliance Steel & Aluminum Co., The Men’s Wearhouse, Inc. and EnPro Industries. A cash and stock deal for the acquisition of Schawk, Inc. by Matthews International Corp. was announced at a 36% premium to Schawk, Inc.’s then share price, and we sold our position in Schawk before the deal was completed. Positions are generally eliminated or reduced when they reach price targets or when (in the manager’s view) the outlook for a company’s long-term fundamentals changes because of various factors. Such positions are often replaced by other value opportunities that the manager considers more attractive.

Small-Cap Growth Portfolio (managed by Lord, Abbett & Co. LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. Lord Abbett assumed management of the Small-Cap Growth Portfolio on May 1, 2014. For the year ended December 31, 2014, the Small-Cap Growth Portfolio’s Class I returned 0.37%, compared to a 5.60% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Lord, Abbett & Co. LLC began managing the portfolio on May 1, 2014, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.37%	13.12%	6.01%
Russell 2000 Growth Index	5.60%	16.80%	8.54%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	0.57%	7.26%
Russell 2000 Growth Index	5.60%	11.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to own small-capitalization growth companies that have the potential to transform markets through innovative products and services. Intensive fundamental research helps us identify financially sound growth companies, while careful analysis of behavioral trends assists in determining optimal entry and exit points. We at Lord Abbett seek to provide attractive risk-adjusted returns by complementing our bottom-up stock selection with top-down analysis and broad portfolio diversification.

The leading detractor from the portfolio’s relative performance during the reporting period was the information technology sector. Within this sector, the portfolio’s holdings of SunPower Corp. detracted most from its performance. SunPower, a solar electric systems manufacturer, offered disappointing forward guidance for 2015 and felt some repercussions from an unfavorable macro backdrop, including deteriorating Chinese demand and declining energy prices. Also detracting from portfolio performance within the information technology sector was the portfolio’s position in Yelp, Inc. Yelp, the provider of a digital platform that connects consumers and local businesses, reported underwhelming third quarter earnings, with decelerating user traffic and the slowing pace of local business growth as the primary concerns.

The industrials sector also negatively impacted portfolio relative performance during the reporting period. Within this sector, DXP Enterprises, Inc. was the largest detractor from portfolio performance. DXP Enterprises, a distributor of maintenance, repair, and operating products and equipment, reported a poor first quarter in early May, with sales and earnings-per-share trailing consensus estimates due to underperforming acquisitions and the adverse effects of harsh weather. Also detracting from portfolio performance within the industrials sector was On Assignment, Inc., a provider of skilled professionals in the life sciences, health care, and technology sectors. The company reported disappointing second quarter earnings of the reporting period, driven primarily by revenue growth and forward revenue guidance that came in below estimates.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Despite positively contributing to relative performance during the period, the consumer discretionary sector contained two of the leading individual detractors from portfolio performance, Chuy’s Holdings, Inc. and Zulily, Inc. Shares of Chuy’s Holdings, Inc. a Tex-Mex restaurant chain, declined after the company reported disappointing third quarter earnings of the reporting period, driven by weaker-than-expected sales from new locations, and lowered its full-year guidance. Shares of Zulily, Inc., an e-commerce company, also weathered some volatility in the third quarter as a result of e-mail delivery issues, which investors feared would have an adverse effect on the company’s quarterly earnings.

The leading contributor to relative portfolio performance during the reporting period was the portfolio’s weighting in the energy sector. During the reporting period, we tactically shifted from a substantial overweight to a large underweight position as the sector declined.

Stock selection within the consumer staples sector was another contributor to portfolio performance during the reporting period. Within this sector, The Hain Celestial Group, Inc. was the leading contributor to its performance. Hain Celestial, a manufacturer of organic products, reported strong sales growth ahead of consensus estimates when it reported quarterly earnings in early November. Also boosting portfolio performance within the sector was the portfolio’s position in WhiteWave Foods Co. WhiteWave Foods, a consumer food and beverage company, reported a very strong second quarter, driven by sales growth that beat consensus estimates, and encouraged investors by raising forward guidance.

The consumer discretionary sector was another contributor to relative performance during the reporting period. Within this sector, GoPro, Inc. was the leading contributor. GoPro, the manufacturer of mountable and wearable cameras, saw its stock rise during the period following its public offering. Also contributing within the consumer discretionary sector was the position in Restoration Hardware Holdings, Inc., a home furnishing merchant. The company reported strong first quarter earnings of the reporting period, with earnings-per-share exceeding estimates.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Small-Cap Index Portfolio’s Class I returned 4.39%, compared to a 4.89% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	4.39%	15.14%	7.34%
Russell 2000 Index	4.89%	15.55%	7.77%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	4.59%	10.77%
Russell 2000 Index	4.89%	10.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. equities, including small-capitalization stocks, moved higher during the year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased M&A activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil. From a sector perspective, utilities stocks generated the strongest returns in the small-capitalization universe as the sector benefited from lower interest rates. Health care stocks powered higher in 2014, as did consumer staples, financials and information technology. Materials generated softer gains, while falling oil prices took a large toll on the energy sector.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Value Portfolio (co-sub-advised by AllianceBernstein L.P. and NFJ Investment Group LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. AllianceBernstein assumed management of a portion of the Small-Cap Value Portfolio on May 1, 2014. For the year ended December 31, 2014, the Small-Cap Value Portfolio’s Class I returned 5.64%, compared to a 4.22% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	AllianceBernstein L.P. became co-sub-adviser of the portfolio on May 1, 2014, and some investment policies changed at that time. NFJ was the sole sub-adviser to the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	5.64%	14.80%	9.83%
Russell 2000 Value Index	4.22%	14.26%	6.89%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	5.85%	10.48%
Russell 2000 Value Index	4.22%	10.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The portfolio is co-sub-advised by AllianceBernstein and NFJ. The following are separate discussions from each co-sub-adviser.

AllianceBernstein

Security selection was a main source of positive contribution to Alliance Bernstein’s portion of portfolio performance, with particular strength in the transportation, consumer growth and consumer cyclicals sectors. Sector selection also added to portfolio returns, as the portfolio was overweight in consumer cyclicals and technology and underweight in energy.

Top contributors included Office Depot, Inc., Spansion, Inc., and Hawaiian Holdings, Inc. Office superstore chain, Office Depot, outperformed on the back of better-than-expected cost savings from the integration of OfficeMax. Spansion shares rallied after the company announced it had entered a “merger of equals” with Cypress Semiconductor Corp. Hawaiian Holdings’ performance benefited from its operator, Hawaiian Airlines, Inc. as it restricted new capacity and trimmed some underperforming international routes, such as services to Taipei and Fukuoka.

In contrast, while an underweight in the energy sector contributed to portfolio performance, energy holdings were significant performance detractors. These included holdings in Bill Barrett Corp., Rosetta Resources, Inc. and Stone Energy Corp. All three of these oil exploration and production companies were caught up in investor anxiety over the sharp drop in crude oil prices.

In the current environment, we will continue to seek companies that have an attractive combination of compelling valuation, strong free cash flows and significant company-level catalysts. We expect opportunities to range across a number of sectors but to be more concentrated in areas with greater exposure to the economic cycle. As we evaluate these companies, we believe that their free cash flow will offer them multiple ways to create value in the face of an uncertain demand environment. For example, if their end markets continue to show slow, but steady improvement seen since the recession, those companies can invest and potentially generate strong returns. If demand falters, they can use their strong free cash flow for shareholder-enhancing actions such as stock buybacks or higher dividends.

We believe the portfolio’s holdings continue to have an attractive mix of compelling valuation and strong quality characteristics.

NFJ

Stock selection was strong, but negative sector allocation drove down NFJ’s portion of portfolio performance. An overweight to energy and underweight to financials—the largest weighting in the benchmark—detracted from the portfolio’s relative returns. Within the financials sector, REITs were the strongest industry, climbing 22.4% over the reporting period, and were the second largest, comprising 15.4% as of December 31, 2014. The portfolio maintained a persistent underweight in the REIT industry as valuations in the space approached 20-year highs on a price-to-book basis, and this positioning dampened relative returns over the annual reporting period. An overweight to consumer staples, which outpaced the benchmark during the reporting period, and an underweight to telecommunication services contributed to the portfolio’s relative returns.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Selection in the energy and materials sectors were strong contributors, but those returns were somewhat muted by stock selection detractors in consumer discretionary and industrials. Within the energy sector, portfolio returns were particularly strong in the oil & gas storage; transportation; and coal & consumable fuels sub-industries. In some instances, the timing of our exposures benefited portfolio returns. For example, the team purchased Boardwalk Pipeline L.P. after the share price dropped precipitously in February on an announced decrease in distributable cash flow in 2014. After the company reported better-than-expected results for the first quarter, including year-over-year growth in net earnings and revenues boosted by new projects and a harsh winter, the share price climbed. We exited the position after valuations rose to less favorable levels. Within the consumer discretionary sector, several holdings in the leisure products industry, including gun retailer Sturm Ruger & Co., Inc., detracted from the portfolio’s relative results during the year. The company and many of its peers were hurt by high inventory levels, price discounting and a slowdown in new orders. We sold our position in the stock on poor quantitative scores.

Protective Life Corp. was a top contributor to annual returns. Japan’s second-largest private-sector life insurer, Dai-ichi Life Insurance Co. Ltd., agreed to acquire the Birmingham, Alabama-based company during the second quarter of 2014. The purchase price was at a 35% premium to Protective Life’s average share price in the month of May. Oil and natural gas company LinnCo L.L.C. detracted from the portfolio’s results. The stock price was hard-hit by the volatility in commodity prices, despite reporting solid third quarter results in November. LinnCo reported three consecutive quarters of exceeding production volume guidance and operating costs within budget, but lower oil prices and related headwinds drove the stock lower.

NFJ’s portion of the portfolio focuses on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio’s sector allocations are based on where the team has identified attractive valuations and compelling dividend yields, as opposed to top down, macro calls.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Value Advantage Portfolio’s Class I returned 14.14%, compared to a 12.70% return for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2013 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2014 are also shown. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (4/30/13)

Portfolio’s Class I	14.14%	18.75%
Russell 3000 Value Index	12.70%	17.79%
	1 Year	Since Inception (4/30/13)

Portfolio’s Class P	14.37%	18.98%
Russell 3000 Value Index	12.70%	17.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The cornerstone of JP Morgan’s investment philosophy for this portfolio is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to generate growth in value per share may, over the long-term, outperform stock market averages. We seek to discover those companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

The energy sector was the worst-performing sector for the benchmark during the reporting period. Conversely, the energy sector was the largest contributor of relative portfolio performance due to the large underweight position and low beta exposure. In periods of heightened

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

volatility, we have been rewarded for owning companies with outstanding management teams, strong balance sheets and high free cash flow. However, names such as Exxon Mobil Corp. and Southwestern Energy Co. were among the top absolute detractors for the reporting period due to the sharp fourth quarter decline in global energy prices. We believe that these companies still hold long-term valuable assets that are currently being mispriced by the overall negative sentiment in the space.

The top absolute contributor to performance for the reporting period was the position in Wells Fargo & Co., which has benefited from a strengthening U.S. housing market and accelerating U.S. economy. We continue to favor Wells Fargo as management remains focused on driving high risk-adjusted growth and returning capital to shareholders. Delta Air Lines, Inc. stock had an exceptional year as shares rose on strong quarterly results and analyst upgrades. The stock had particularly strong performance in the fourth quarter of the reporting period given the backdrop of falling crude oil prices, which should drive operating margin expansion. In addition to lower operating costs from falling crude, Delta Air Lines should also see revenue growth due to an increase in non-energy spending by consumers. We see the company as a best-in-class airline with a management team that has a strong commitment to shareholder-friendly capital allocation.

Stock selection in financials, historically a strong suit for the portfolio, was the largest detractor from performance for the reporting period. This can largely be attributed to what we did not own, rather than being penalized for what we did own. The investment banks did quite well this year, with Morgan Stanley being a large relative detractor. In addition to investment banks, our underweight in REITs, an area we find overvalued, and not having positions in Berkshire Hathaway, Inc. and J.P. Morgan Chase & Co. hurt the portfolio’s relative performance. The one notable detractor we did own within the financials sector was Loews Corp. The share price underperformance was largely due to the company’s ownership stakes in energy companies Diamond Offshore Drilling, Inc., and Boardwalk Pipeline L.P.

Financials continue to comprise the largest portion of the portfolio. In our view, financials remain an area of both significant potential earnings-per-share upside and multiple expansion as the interest rate and regulatory environments normalize. If the Fed raises rates in recognition of a strong economy and a lower unemployment rate, we would expect the most positive direct earnings impact to be on the portfolio’s regional bank holdings. Regional banks are able to price new loans at higher rates, while they lag paying higher rates on deposits, thereby expanding net interest margins. Additionally, a stronger economy should translate into greater loan demand. Both factors should lead to higher net interest margins and net interest income for regional banks.

Trading action in the fourth quarter of the reporting period was relatively low. We eliminated our position in International Business Machines Corp. following a weak earnings report, and the loss of conviction in management’s ability to navigate the company into cloud computing. Kirby Corp., a large tank barge service and transportation company, was the only addition to the portfolio during the fourth quarter of the reporting period. The company’s stock price has declined along with the price of oil. We view this purchase to be opportunistic as we believe that the company’s stock has been unfairly punished and should provide an attractive risk-reward opportunity.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. BlackRock assumed management of the Health Sciences Portfolio on May 1, 2014. For the year ended December 31, 2014, the Health Sciences Portfolio’s Class I returned 24.53%, compared to a 13.69% return for the broad-based benchmark, the S&P 500 Index, a 25.37% return for the sector-specific benchmark, the Russell 3000 Health Care Index, a 13.08% return for the S&P Composite 1500 Index, and a 24.79% return for the S&P Composite 1500 Health Care Index. The S&P 500 Index was added as the broad-based benchmark, and the Russell 3000 Health Care Index was added as the style-specific benchmark as these indices are comprised of securities more reflective of the sub-adviser’s management style of the portfolio. The prior sub-adviser’s broad-based benchmark, S&P Composite 1500 Index, is shown for comparison purposes only.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	24.53%	27.59%	16.20%
S&P 500 Index	13.69%	15.45%	7.67%
Russell 3000 Health Care Index	25.37%	20.20%	11.33%
S&P Composite 1500 Index	13.08%	15.62%	7.89%
S&P Composite 1500 Health Care Index	24.79%	19.84%	10.95%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	24.80%	26.19%
S&P 500 Index	13.69%	14.34%
Russell 3000 Health Care Index	25.37%	22.28%
S&P Composite 1500 Index	13.08%	14.11%
S&P Composite 1500 Health Care Index	24.79%	21.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

(1)	BlackRock Investment Management, LLC began managing the portfolio on May 1, 2014, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the broad-based S&P 500 Index but underperformed the sector-specific benchmark, the Russell 3000 Health Care Index. BlackRock constructs the portfolio through the implementation of a research-intensive, bottom-up, fundamental investment process. The portfolio is balanced with exposure across the four health care sub-sectors: biotechnology, pharmaceuticals, medical devices & supplies and health care providers & services.

Relative to the S&P 500 Index, the portfolio outperformed during the reporting period with all four health care sub-sectors besting the return of this broad-based benchmark, leading the health care sector to be the top performing sector in the S&P 500 Index. All four health care sub-sectors (biotechnology, pharmaceuticals, medical devices & supplies and health care providers & services) were additive to portfolio relative performance. The largest gains for the portfolio came from the biotechnology sub-sector due primarily to effective stock selection with strong gains generated by several holdings such as InterMune, Inc. (positive clinical results and acquired by Roche Holding A.G.), Puma Biotechnology, Inc. (positive clinical data for their breast cancer drug), Agios Pharmaceuticals, Inc. (positive clinical developments for cancer pipeline) and Receptos, Inc. (positive clinical data for their multiple sclerosis and ulcerative colitis candidate drugs). Another large contributor to portfolio relative performance was the

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

pharmaceuticals sub-sector, which generated gains by the portfolio’s underweighting of several poor performing, large benchmark positions like Johnson & Johnson, Pfizer, Inc. and Merck & Co., Inc., while overweight positions in several specialty pharmaceutical holdings benefited portfolio performance such as Mallinckrodt P.L.C. and Allergan, Inc., notables in this sub-sector. In medical devices & supplies, the health care equipment industry aided relative portfolio performance as positions in Covidien P.L.C. and CareFusion Corp. were acquired, and fundamental improvement boosted several other holdings like Edwards Lifesciences Corp. Lastly, the health care providers & services sub-sector and, specifically, the health care facility industry helped the portfolio’s relative performance due to the portfolio’s positions in hospital operators, HCA Holdings, Inc. and Universal Health Services, Inc.

Relative to the sector-specific benchmark, there were only a handful of individual detractors from portfolio performance. Some of these detractors were the portfolio’s non-U.S. pharmaceutical holdings like Roche, AstraZeneca P.L.C., Bayer A.G. and Novartis A.G., all of which were broadly hampered by stock market weakness in Europe. Additional detractors from portfolio performance were Amgen, Inc., Vertex Pharmaceuticals, Inc., Seattle Genetics, Inc. in biotechnology sub-sector and Coloplast A.S. in the health care supplies industry, (part of medical devices & supplies sub-sector), as well as the underweight to the managed care industry (part of the health care providers & services sub-sector).

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Real Estate Portfolio’s Class I returned 30.59%, compared to a 13.69% return for the broad-based S&P 500 Index and 30.14% for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the portfolio and used to do business in certain instances under the name Van Kampen, and managed the portfolio under the Van Kampen name from the portfolio’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	30.59%	16.42%	8.66%
S&P 500 Index	13.69%	15.45%	7.67%
FTSE NAREIT Equity REITs Index	30.14%	16.88%	8.31%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	30.85%	11.18%
S&P 500 Index	13.69%	14.34%
FTSE NAREIT Equity REITs Index	30.14%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific FTSE NAREIT Equity REITs Index. Contributions to the portfolio’s performance relative to the sector-specific FTSE NAREIT Equity REITs Index came from top-down sector allocation and, to a lesser extent, bottom-up stock selection.

From a bottom-up perspective, the portfolio achieved favorable relative stock selection in the net lease, shopping center and mall sectors. Somewhat detracting from these gains was stock selection in the hotel and health care sectors. From a top-down perspective, the underweight to the net lease and overweight to the apartment sectors contributed to portfolio relative performance. This was modestly offset by relative losses from the underweight to the specialty office sector.

REITs significantly outperformed the broader equity markets, as measured by the S&P 500 Index, during the reporting period, as markets had largely recovered back to, or in excess of, peak levels achieved in 2007, and there appeared to be renewed downward pressure on yields for prime assets due in part to lower sovereign yields following the Fed’s comments on tapering of quantitative easing (QE) in mid-May 2013.

We, the investment team at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe is the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, upscale hotels, primary central business

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

district (CBD) office assets and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, shopping center, specialty office, secondary CBD/suburban office, industrial and storage assets.

Technology Portfolio (managed by Ivy Investment Management Company)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. Ivy assumed management of the portfolio on May 1, 2014. For the year ended December 31, 2014, the Technology Portfolio’s Class I returned 9.85%, compared to a 13.69% return for the broad-based S&P 500 Index and a 15.28% return for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the portfolio on May 1, 2014, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	9.85%	10.75%	7.25%
S&P 500 Index	13.69%	15.45%	7.67%
S&P North American Technology Index	15.28%	14.83%	9.15%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	10.09%	7.49%
S&P 500 Index	13.69%	14.34%
S&P North American Technology Index	15.28%	14.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. Ivy invests primarily in equity securities of science and technology companies around the globe. The portfolio may also invest in companies that utilize science and/or technology to significantly enhance their business opportunities. We aim to identify strong secular trends within industries and then apply a bottom-up stock selection process by considering a number of factors in selecting securities, including growth and earnings potential, quality of management, industry/market size potential, and applicable market and economic conditions.

The portfolio posted modest absolute gains, but underperformed the sector-specific benchmark, the S&P North American Technology Index, during the period. Poor stock selection in information technology was the main detractor from relative performance, though sector allocation also contributed to the relative decline. In terms of specific holdings, a position in Cree, Inc. was the greatest detractor from portfolio performance for the period, as well as holding Acxiom Corp. The portfolio also underperformed the broad-based S&P 500 Index. The portfolio’s lack of exposure to consumer discretionary and financial-related securities, combined with weaker-than-index stock selections in information technology caused the portfolio to underperform the S&P 500 Index.

Continuing the trend through most of 2014, larger legacy technology companies performed well over the course of the period and were a detriment to relative performance as those types of companies are typically not held by the portfolio.

On the positive side, the portfolio’s “applied science and technology” investment approach benefited performance. The portfolio’s allocation to health care, a sector not included in the sector-specific benchmark, was a top contributor to performance, and we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward. For example, biotechnology holding Isis Pharmaceuticals, Inc. was a top contributor to portfolio performance. The strategy has held the stock long-term, yet we think the prospects for the company continue to be bright. The company maintains a broad pipeline of drugs to treat a wide variety of diseases, and in our view, the company’s patents provide strong and extensive protection for its innovative drugs and technology. When a company is able to create novel therapies with significant positive outcomes, we believe people will pay for them.

Additionally, health care holding Vertex Pharmaceuticals, Inc. enjoyed substantial stock appreciation emanating from positive results from a late-stage cystic fibrosis treatment shown to significantly improve patient lung function and, as a result, was a top contributor to portfolio performance for the period.

Semiconductor holding Micron Technology, Inc., the portfolio’s largest holding, was the greatest contributor to performance for the period, and is another example of our long-term investment philosophy. The company designs and builds advanced memory and semiconductor technologies.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

We think Micron Technology is an example of one of several of the strategy’s long-term investments that began to pay off–the stock was up more than 33% for the period.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Emerging Markets Portfolio’s Class I returned -5.22%, compared to a -2.19% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	10 Years

Portfolio’s Class I	(5.22%)	5.47%	11.45%
MSCI Emerging Markets Index	(2.19%)	1.78%	8.43%
	1 Year	Since Inception (5/2/11)

Portfolio’s Class P	(5.03%)	0.24%
MSCI Emerging Markets Index	(2.19%)	(3.63%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio’s underperformance stemmed primarily from weaker relative stock selection in the consumer staples, energy and information technology sectors. The portfolio outperformed the benchmark in the materials, industrials and consumer discretionary sectors, where stronger relative stock selection benefited the portfolio’s returns. A relative underweight to materials also helped its performance. On a country basis, an overweight position in Russia, stock selection and an underweight position in China as well as overweight positions in the U.K. and Italy detracted from performance. An overweight position and stock selection in India, an underweight position in South Korea and stock selection in Brazil produced positive relative performance for the portfolio versus the benchmark.

Top performing stocks for the portfolio for the reporting period included Baidu, Inc. (information technology) (China), Housing Development Finance Corp. Ltd. (HDFC) (financials) (India), ICICI Bank Ltd. (financials) (India), Taiwan Semiconductor Manufacturing Co., Ltd. (information technology) (Taiwan), and Zee Entertainment Enterprises Ltd. (consumer discretionary) (India). Baidu, the leading internet search provider in China, continued to narrow the monetization gap between mobile and PC and transition from being primarily a search driven advertising platform to an integrated mobile internet ecosystem. China’s internet penetration is still relatively low and there exists an opportunity for strong structural growth in e-commerce, mobile internet and online video, which favors a dominant company like Baidu. Housing Development Finance is the leading provider of housing loans in India. HDFC is a public company with no state ownership and, in our opinion, it is well capitalized, soundly managed, and well positioned for growth as India continues to develop. During the reporting period, the stock benefited from increasingly positive investor sentiment towards India. ICICI Bank and Zee Entertainment Enterprises were also beneficiaries of the positive performance of Indian stocks. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books, and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI has the potential to grow faster with less competition. ICICI’s checking and savings deposits are growing, and its asset quality can improve with increasing gross domestic product (GDP) as can loan growth. Zee Entertainment Enterprises is an integrated media and entertainment company engaged primarily in broadcasting and content development, production and its delivery via satellite. The company reported an increase in operating revenues in October of the reporting period. Taiwan Semiconductor Manufacturing is engaged in the research, development, manufacture and distribution of integrated circuit-related products. The company had strong sales for the reporting period, and benefited as its chips are used in Apple, Inc.’s iPhone 6 and iPhone 6 Plus.

The top detractors from portfolio performance included Yandex N.V. (information technology) (Russia), Novatek O.A.O. (energy) (Russia), Magnit O.J.S.C. (consumer staples) (Russia), Petroleo Brasileiro S.A. (energy) (Brazil), Tullow Oil P.L.C. (energy) (U.K.), and Prada S.P.A. (consumer discretionary) (Italy). In a difficult period for energy and Russian stocks, these holdings experienced declines. The energy sector fell amid declining oil prices. While the situation in Russia is volatile, which we at Oppenheimer continue to monitor, we invest in companies not countries, and we are long-term investors. At the reporting period’s end, there are still companies in Russia that meet the characteristics that we

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

seek. Prada is a global luxury goods company that primarily operates under the Prada and Miu Miu brand. The company’s brands have dominant positions in apparel, handbags, and footwear, among other categories. Investors have been disappointed by the company’s recent results, which have been impacted by weak cyclical demand and one-off operational issues. We continue to focus on the long-term structural demand for luxury goods, particularly in the emerging markets where Prada has significant opportunity to expand.

The portfolio had its most significant overweight positions relative to the benchmark in the consumer staples, consumer discretionary and health care sectors and was underweight all other sectors of the benchmark. On a country basis, the portfolio had its largest overweight positions in India, the U.K., Hong Kong, Russia and France, and its most significant underweights in South Korea, Taiwan, China and South Africa. We are active managers seeking out high-quality, attractively valued companies, regardless of the prevailing macroeconomic environment. We focus on companies that we believe have unique and durable competitive advantages and long-tailed growth opportunities. We invest in these companies for the long-term, resulting in a portfolio with relatively low turnover.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the International Large-Cap Portfolio’s Class I returned -5.02%, compared to a -4.90% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year		5 Years	10 Years

Portfolio’s Class I	(5.02%	)	6.46%	6.33%
MSCI EAFE Index	(4.90%	)	5.33%	4.43%
	1 Year		Since Inception (5/2/11)

Portfolio’s Class P	(4.83%	)	3.30%
MSCI EAFE Index	(4.90%	)	2.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.

The combination of an overweight position and, to a lesser extent, strong stock selection in the technology sector were positive factors for portfolio performance relative to the benchmark. Holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) and electronic equipment and products company Hon Hai Precision Industry Co. Ltd. (Taiwan), both of which were not benchmark constituents, contributed to the portfolio’s relative performance. An overweight position in medical equipment company HOYA Corp. (Japan) also helped strengthen the portfolio’s relative returns.

Strong stock selection in the retail sector also benefited portfolio relative performance, led by an overweight position in strong-performing food retailer Loblaw Cos. (Canada) which was not a benchmark constituent.

Elsewhere, holding shares of railroad company Canadian National Railway Co. (Canada), pharmaceutical company Valeant Pharmaceuticals International, Inc. (Canada) and banking and financial services firm ICICI Bank Ltd. (India), all three of which were not benchmark constituents, strengthened the portfolio’s relative performance. Overweight positions in catering company Compass Group P.L.C. (U.K.) and banking and financial services firm DBS Group Holding Ltd. (Singapore) also aided portfolio relative returns. Not owning shares of mining giant BHP Billiton P.L.C. further contributed to portfolio performance as the company’s shares underperformed the benchmark.

During the reporting period, the portfolio’s relative currency exposure, resulting primarily from differences between the portfolio and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to portfolio relative performance. All of

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the portfolio to have different currency exposure than the benchmark.

Weak stock selection in the autos & housing sector detracted from portfolio relative performance. Within this sector, the portfolio’s overweight position in automotive group Honda Motor Co. Ltd. (Japan) held back relative portfolio returns as the stock underperformed the benchmark over the reporting period.

Weak stock selection in the consumer staples sector was another detractor from portfolio relative results, notably, the portfolio’s overweight position in personal care products manufacturer Beiersdorf A.G. (Germany).

Stock selection in the special products & services sector also held back portfolio relative performance. Overweight positions in human resources and employment services provider Randstad Holding N.V. (Netherlands) and technology company Smiths Group P.L.C. (U.K.) weighed on portfolio relative returns as both stocks significantly underperformed the benchmark.

Elsewhere, top individual relative detractors included overweight positions in banking and financial services firm Standard Chartered P.L.C. (U.K.), oil and gas company BG Group P.L.C. (U.K.), oil and gas turnkey contractor Saipem S.P.A. (Italy) and electrical distribution equipment manufacturer Schneider Electric S.E. (France). Holdings of commercial banking firm Sberbank of Russia (Russia), which was not a benchmark constituent, and not owning strong-performing pharmaceutical company Novartis A.G. (Switzerland), further held back relative performance.

International Small-Cap Portfolio (managed by QS Batterymarch Financial Management, Inc., formerly called Batterymarch Financial Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the International Small-Cap Portfolio’s Class I returned -2.42%, compared to a -3.42% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year		5 Years	Since Inception (5/1/06)

Portfolio’s Class I	(2.42%	)	10.34%	2.13%
S&P Developed Ex-U.S. SmallCap Index	(3.42%	)	8.52%	3.49%
	1 Year		Since Inception (5/2/11)

Portfolio’s Class P	(2.22%	)	5.01%
S&P Developed Ex-U.S. SmallCap Index	(3.42%	)	3.17%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at QS Batterymarch maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. The portfolio continues to invest in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark. Stock selection results contributed to performance through 2014.

The portfolio’s positive results relative to the benchmark were largely driven by stock selection in continental Europe, particularly in consumer discretionary, materials, industrials and consumer staples stocks. Stock selection also added significantly to relative returns in the U.K., especially in the industrials and consumer discretionary sectors.

At the security level, overweights to two Japanese stocks were among the primary contributors, Toyo Tire & Rubber Co. Ltd., which enjoyed improving revenues and estimates, and industrial sewing machine manufacturer Juki Corp. which has seen strong growth in non-apparel applications such as shoes and auto seats. Owning non-benchmark Pandora A.S. was also a major contributor, as the Danish jewelry retailer enjoyed robust profits and a new alliance with the Walt Disney Co., which is expected to reap results in 2015. Non-benchmark holding Sino-Thai Engineering & Construction P.L.C. was also a major contributor on optimism over new infrastructure contracts.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The impact of region and sector allocation was essentially neutral, with the advantage of an underweight to underperforming continental European energy offset by other positions, including an underweight to Australia, New Zealand and Canada.

Stock selection in Japan was the biggest detractor from portfolio relative performance. Selection was especially difficult in the consumer discretionary, non-bank financials, health care and materials sectors. At the stock level, the primary detractor was an overweight to iron ore and steel manufacturer Arrium Ltd., which suffered from a weakening demand from the Chinese residential market on top of falling iron ore prices. Overweights to Showa Corp. and Iljin Display Co. Ltd. also detracted from portfolio performance. In October Showa’s former executive was indicted in the U.S. for conspiring to fix the prices, and Iljin was hurt by slowing tablet touch screen orders from major customer Samsung Electronics Co. Ltd. Owning non-benchmark Bonavista Energy Corp., a Calgary-based oil and gas company, also detracted from portfolio performance, suffering from plummeting oil prices.

International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the International Value Portfolio’s Class I returned -10.54%, compared to a -4.90% return for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. began managing the portfolio on January 1, 2011, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)

	1 Year		5 Years	10 Years

Portfolio’s Class I	(10.54%	)	2.76%	1.13%

MSCI EAFE Index	(4.90%	)	5.33%	4.43%

	1 Year		Since Inception (5/2/11)

Portfolio’s Class P	(10.37%	)	0.52%

MSCI EAFE Index	(4.90%	)	2.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. JP Morgan’s transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. Our investment philosophy, which has not changed since inception of the strategy in 2002, seeks to add value to clients’ portfolios by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection.

From a sector perspective, stock selection in banks and telecommunication services detracted from portfolio performance during the reporting period, while stock selection in transportation services and consumer cyclicals had a positive impact on its performance. Regionally, stock selection in Continental Europe and Japan lagged, while exposure to the emerging markets was the only contributor.

At the stock level, Electrolux A.B., the Swedish appliance maker, was a strong performer and contributed to the portfolio’s performance. The company boosted earnings for a third straight quarter during the reporting period. Operating income (excluding one-off transactions) rose higher-than-expected, year-over-year in the third quarter of the reporting period, fuelled by strong demand in the U.S., ongoing cost cuts that were boosting margins in Europe and a better product mix. Electrolux has spent a decade restructuring its business, enabling the company to improve margins and cash flow despite weak demand in Europe. A deal with The Home Depot, Inc. allowed the company to expand its presence in the U.S., taking advantage of the strong U.S. economy. We continue to like the company, which is in the midst of acquiring General Electric Co.’s appliance business, a good fit for Electrolux. The deal would also generate significant synergies and create a tax shield for the company, and keep GE’s appliance business away from Chinese competitors, which could be negative for industry pricing

On the downside, BG Group P.L.C., the U.K. oil and gas producer, detracted from portfolio performance. Energy stocks in general struggled as oil prices fell to their lowest levels in five years. For BG Group, those pressures were exacerbated by ongoing disappointment with the company’s

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

production. BG Group has a highly attractive portfolio of assets, but the pace at which the company developed them has proven frustrating and a major reason the CEO left the company.

First Quantum Minerals Ltd., the Canadian mining company, struggled along with most mining stocks, amid concerns about weaker commodity prices. Given the strength of the company’s asset base as well as management’s proven ability to execute, we expect the firm’s copper and nickel production to rise dramatically in the coming years. In addition, we like the fact that the company’s operations are geared largely towards copper, and nickel—two segments of the metals market where, despite slower growth in China, the demand-supply balance remains relatively tight.

Solvay S.A., the Belgian chemical company, detracted from portfolio performance with two factors dragging on the share price: 1) relatively modest underlying earnings growth in 2015 against challenging comparatives, and with some of the ‘easier’ cost savings now largely in the numbers, and 2) weak free-cash-flow generation given high maintenance capital expenditure requirements, underperformance of cash generative businesses such as Acetow, pension top-up payments and the use of hybrid debt to finance the Chemlogics acquisition. The company continues to shift its product mix, moving away from commoditized chemicals (e.g. PVC) and more into higher-value-added specialty products such as guar derivatives (used in fracking as well as personal care products) and specialty polymers.

Currency Strategies Portfolio (co sub-advised by Macro Currency Group and UBS Global Asset Management (Americas) Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Currency Strategies Portfolio’s Class I returned 3.53%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the portfolio on November 1, 2013. UBS was the sole sub-adviser to the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	Since Inception (9/28/12)

Portfolio’s Class I	3.53%	2.68%
Citigroup 1-Month U.S. T-Bill Index	0.02%	0.03%

Portfolio’s Class P	3.74%	2.89%
Citigroup 1-Month U.S. T-Bill Index	0.02%	0.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The portfolio is co-sub-advised by MCG and UBS. The following are separate discussions from each co-sub-adviser.

MCG

For the reporting period, MCG’s discretionary sub-component returned 1.2% over the course of the reporting period contributing to its portion of portfolio performance, the remainder coming from the systematic sub-component. December’s return of 5.1% was the portfolio’s strongest month while September was the portfolio’s biggest negative month, detracting from the portfolio’s return of -1.3%. During the reporting period, the discretionary sub-component both contributed and detracted from the portfolio’s performance on a monthly basis, as did the systematic sub-component, but the cumulative effect on the portfolio’s return was positive. Overall, both sub-components contributed to positive performance of the portfolio.

During the reporting period, the portfolio held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards. The three biggest contributors to portfolio performance were positions in the Swiss franc, the euro and the Swedish krona. The Swiss franc and euro, both of which were held short for much of the reporting period, were held by both sub-components at various points throughout the reporting period. Holdings in the Swedish krona were also primarily focused on the short side.

The main detractors from portfolio performance during the reporting period were the Japanese yen, Australian dollar and the British pound. Losses in the Japanese yen were primarily a function of the systematic sub-component holding the currency long on a mean-reversion basis, and

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

therefore; the currency’s continued weakness throughout the year became a drag on performance. It is worth noting that the systematic sub-component’s holding in the Japanese yen was held against the Swiss franc, the best performing currency for our portion of the portfolio. The short Swiss franc-Japanese yen trade contributed positively to portfolio performance despite the Japanese yen-related losses. Losses in the Australian dollar were related to our overall negative view of the currency vs. Japanese yen, which did not perform according to our expectations; this theme will remain in place for 2015. The British pound suffered during the reporting period, particularly in the second half, with Scotland-related political concerns and falling inflation weighing on the currency.

We identify investment opportunities through the application of both quantitative and qualitative approaches. We manage a part of our portion of the portfolio under a quantitative approach that is used for its longer-term “systematic” strategy. We use this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We manage the other part of our portion of the portfolio by applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We use this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the shorter-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the portfolio’s investment strategy which contributed positively to the portfolio’s performance over the reporting period.

UBS

For the reporting period, commodity prices (especially oil) broadly fell, causing the Australian dollar and New Zealand dollar short positions to positively impact UBS’ portion of portfolio performance. We received further validation of this trade after the Reserve Bank of New Zealand’s governor Graeme Wheeler warned that the level of the exchange rate for the New Zealand dollar was “unjustified and unsustainable.” For the reporting period, derivatives, including non-deliverable forwards, had a negative impact on the portfolio’s performance.

The portfolio was “risk on” emerging market currencies for most of the year which detracted from the portfolio’s overall performance. The portfolio had selective long positions in currencies, such as the Mexican peso, Indian rupee and Hungarian forint, and short positions in the Korean won and Malaysian ringgit. The portfolio’s long Malaysian ringgit position of the emerging market currencies was the largest contributor to the portfolio’s performance. The portfolio’s long Mexican peso position was the primary detractor to the portfolio’s performance of the emerging market allocations; although, long positions to the Indian rupee and Hungarian forint and Korean won also hurt the portfolio’s performance

The portfolio held a short Swiss franc position throughout the reporting period which was its largest contributor to performance as the U.S. dollar strengthened broadly and the Swiss franc traded mostly in line with the euro against the U.S. dollar. The portfolio also held a long position in the Japanese yen throughout the reporting period which proved to be the largest detractor from the portfolio’s performance due to further quantitative and qualitative easing by the BoJ.

The portfolio seeks to gain positive exposures to currencies that we believe are undervalued and have negative exposures to currencies that are believed to be overvalued. We retain conviction in our positions against commodity-backed currencies where we see overvaluations and vulnerability to weaker commodity prices. We remain positive toward the U.S. dollar as we expect it to appreciate in 2015 as the U.S. economy strengthens, and the Fed takes action on its plan of interest rate normalization. Additionally, this is also supported by valuation factors in terms of the real effective exchange rate.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Global Absolute Return Portfolio’s Class I returned 6.03%, compared to a 0.03% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the portfolio on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the portfolio from the portfolio’s inception to July 31, 2013.

Average Annual Total Returns for the periods ended December 31, 2014 (1)
	1 Year	Since Inception (9/28/12)

Portfolio’s Class I	6.03%	2.01%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.03%	0.07%

Portfolio’s Class P	6.24%	2.21%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.03%	0.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Eaton Vance invests in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on management’s view of the investment merits of a country. In addition to gaining exposure to a country or market, derivatives can also be utilized for hedging purposes. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the management team. The portfolio primarily uses forward foreign currency contracts and credit default swaps, but also uses interest rate swaps, interest rate futures, bond futures, equity index futures, and options, among others. The portfolio normally invests in multiple countries and may have significant exposure to foreign currencies.

Nearly every region posted gains during the period. Asia, Eastern Europe, the Dollar Bloc, Western Europe, the Middle East and Africa contributed positive regional returns. Latin America was the lone detractor.

In Asia, currency positions, notably short positions in the Japanese yen and Taiwan dollar as well as long positions in the Sri Lankan rupee, Indian rupee, and Indonesian rupiah contributed the most to regional performance. Equity investments in India and Japan contributed, and credit positions in the region also gained, led by long positions in Sri Lanka, Pakistan and Fiji. Rates trades detracted from regional performance, predominantly driven by losses on short Japanese duration.

Both long and short credit investments led positive performance in Eastern Europe. The portfolio’s short Russian credit position led gains and was supported by contributions from long credit positions in Slovenia and Turkey. Currency positions also contributed to regional gains led by a short Russian ruble position and long Serbian dinar versus the euro trade. Both long and short equity investments also contributed to performance. The region suffered losses on its rates trades, particularly the portfolio’s long Polish/short Hungarian rates relative value position, and a long currency position in the Kazakhstan tenge.

Two positions drove gains in the Dollar Bloc, namely short Australian dollar and long New Zealand rates. The portfolio’s short position in the Canadian dollar was essentially flat.

Short currency positions in Western Europe, notably driven by short euro and Swiss franc trades, led regional gains. A long German equity real estate sector position also contributed. Regional performance was muted by a short Spanish credit position and short U.K. rates.

The portfolio’s long credit positions in the Middle East and Africa mostly contributed to regional gains led by long positions in both Zambian and Rwandan credit. A long Iraqi credit position muted some of the gains. The portfolio’s short South African rand currency investment and long Lebanese pound positions contributed positively. A short credit position in the region detracted from performance, led by losses on short Lebanese and Tunisian credit. There were no rate or equity positions within the region during the period.

Latin America detracted on the whole from portfolio performance. Losses were driven by both currency and credit positions. Long positions in the Mexican peso and Chilean peso detracted and long credit positions in Ecuador and Venezuela also hurt performance. Gains in the region were predominantly driven by a long credit position in Jamaica, Paraguay and Barbados.

Regarding exposure, the portfolio reduced its net short currency position as additional long U.S. dollar positions were added during the period. The portfolio’s credit spread duration became less negative as attractive country-by-country credit opportunities presented themselves. The

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

portfolio’s interest rate duration remained fairly close to zero with a bias to be short where there is very limited room for further compression, while long in countries with room to cut rates, and where recent price movements in oil provide the disinflationary pressure to catalyze a loosening of monetary policy.

Precious Metals Portfolio (managed by Wells Capital Management Incorporated)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Precious Metals Portfolio’s Class I returned -7.99%, compared to a 13.69% return for the broad-based S&P 500 Index and a -14.18% return for the sector-specific benchmark, the FTSE Gold Mines Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on September 28, 2012 through December 31, 2014. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on September 28, 2012 through December 31, 2014 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (9/28/12)

Portfolio’s Class I	(7.99%)	(32.97%)
S&P 500 Index	13.69%	19.67%
FTSE Gold Mines Index	(14.18%)	(37.18%)

Portfolio’s Class P	(7.80%)	(32.84%)
S&P 500 Index	13.69%	19.67%
FTSE Gold Mines Index	(14.18%)	(37.18%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the broad-based S&P 500 Index and outperformed the sector-specific FTSE Gold Mines Index. The Wells Capital portfolio management team invests in equity companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. The team takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while diversifying across market capitalizations, production profiles, and geographies, and focuses on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

The negative performance seen by both the portfolio and the FTSE Gold Mines Index was primarily the result of a 2% drop in the price of gold over the twelve-month period ended December 31, 2014. Gold prices rose 15% early in the reporting period when weaker-than-expected first quarter U.S. GDP caused bond yields and the U.S. dollar to drop and the gold price to rise. In the second-half of the reporting period, better-than-expected GDP and unemployment reports, along with a collapse in the price of oil, pressured gold prices lower. And finally, continued weak economic growth out of China and Europe caused commodity prices to decline and inflation to remain subdued.

Gold is seen as a store of value and generally appreciates on a weaker U.S. dollar or higher inflation. The price of gold declined in relation to U.S. dollar improvement. Additionally, the removal of inflationary fears resulting from tapering and the eventual conclusion of quantitative easing (QE), as well as the continued drop in commodity prices, also drove gold prices down. Relative to the FTSE Gold Mines Index, the portfolio benefited from its overweight position in Randgold Resources Ltd. The portfolio held approximately 10% of assets in Randgold on average throughout the reporting period, which outperformed the total return of the FTSE Gold Mines Index and added to the portfolio’s relative performance. The portfolio maintained an underweight position in Barrick Gold Corp. due to the company’s high debt levels. That position enhanced the portfolio’s relative performance results during the reporting period as Barrick Gold significantly underperformed the total return benchmark. Franco-Nevada Corp. and Royal Gold, Inc. which together comprised, on average, nearly 11% of the portfolio throughout the reporting period, were important contributors to performance relative to both the FTSE Gold Mines Index and the S&P 500 Index. Both Franco-Nevada and Royal Gold, Inc. benefited from their collection of royalties in politically stable geographies, strong management teams and cash rich balance sheets.

In addition, both Osisko Mining Corp. and Detour Gold Corp. were strong absolute performers in 2014. Osisko’s strong performance was the result of it being acquired early in 2014 in a joint bid from Agnico Eagle Mines Ltd., and Yamana Gold, Inc. Detour recovered from its underperformance in 2013 as operations improved and liquidity concerns were alleviated by an equity financing early in 2014.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Despite the portfolio’s outperformance relative to the FTSE Gold Mines Index, there were some individual positions that detracted from performance. Alamos Gold, Inc. was one of the most significant detractors from performance during the year after the company announced during the first quarter that production guidance for 2014 would be lower-than-expected. Platinum Group Metals Ltd. was also a detractor during the year. The stock’s decline during the fourth quarter followed news that the company would not be proceeding with a previously announced debt financing. As a result, additional equity was raised.

The underperformance relative to the S&P 500 Index was the result of the portfolio’s concentration in gold equities, most of which (with one exception-Newmont Mining Corp.) are not in the S&P 500 Index. As mentioned above, gold prices dropped during the reporting period, pressuring gold company profits lower and causing gold equities to decline. In contrast, the S&P 500 Index rose as stronger economic growth in the U.S. and rising corporate profits provided the catalyst to move stocks higher in 2014. Also relative to the S&P 500 Index, Yamana Gold, Inc. was the most significant detractor from the portfolio’s relative performance during the reporting period. Yamana underperformed as the expected production and cost benefit from its new mines being developed in Brazil did not unfold as expected during the reporting period. Kinross Gold Corp. also detracted from the portfolio’s relative performance during the reporting period. The stock dropped on concerns that the company would not be able to finance the expansion of its Tasiast mine in Maurtania.

American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the American Funds Asset Allocation Portfolio’s Class I returned 5.14%, compared to a 13.69% return for the S&P 500 Index and a 5.97% for the Barclays U.S. Aggregate Bond Index. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 5.66% for the same period. The performance for the Feeder Asset Allocation Portfolio was lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on February 2, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (2/2/09)

Portfolio’s Class I	5.14%	11.14%	14.27%
S&P 500 Index	13.69%	15.45%	19.24%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed both the broad-based S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The Master Asset Allocation Fund (the “fund”) invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

The fund had positive gains in several sectors, including utilities, information technology and health care, but trailed the benchmarks each on a relative basis because of a low weighting or disappointing results from select holdings. Not surprisingly, the fund’s weakest sector was energy, which included two of the top five detractors to relative returns. The fund’s larger cash position, which reflects Capital Research’s cautious approach after several years of rising markets, also hampered results.

The fund’s fixed-income holdings lagged the benchmark. High yield corporate bonds detracted from fund results as investors sought the safety of Treasuries and investment grade corporate securities. The fund’s stock holdings were trimmed, ending the reporting period with 67.5% of assets in equities, down from 69.6% a year ago.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Portfolios to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2014 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	13.69%
MSCI World ex USA Index (International Stocks)	(4.32%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	5.97%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Portfolios may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following portfolios’ investments comprise the Pacific Dynamix Underlying Portfolios for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Portfolios were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Portfolios within the Pacific Dynamix Portfolio models did vary. The Pacific Dynamix Underlying Portfolios’ one-year performance for the year ended December 31, 2014 listed below is net of portfolio expenses.

Pacific Dynamix Underlying Portfolios
PD 1-3 Year Corporate Bond ‘P’(1)	0.08%
PD Aggregate Bond Index ‘P’	5.90%
PD High Yield Bond Market ‘P’	2.19%
PD Large-Cap Growth Index ‘P’	12.90%
PD Large-Cap Value Index ‘P’	13.19%
PD Small-Cap Growth Index ‘P’	5.39%
PD Small-Cap Value Index ‘P’	4.00%
PD Emerging Markets ‘P’	(1.88%	)
PD International Large-Cap ‘P’	(5.34%	)

(1)	Portfolio commenced operations on May 1, 2014. Performance return is from April 30, 2014 through December 31, 2014.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 5.50%, compared to a 5.97% return for the Barclays U.S. Aggregate Bond Index, and a 7.22% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class I	5.50%	7.46%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.87%
Pacific Dynamic-Conservative Growth Composite Benchmark	7.22%	7.97%	9.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio‘s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The portfolio had just over half of its allocation in passively managed fixed income strategies as of the end of the reporting period. The remainder of the portfolio was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies. From the broad asset class level, the fixed income group underperformed the Barclays U.S. Aggregate Bond Index and detracted from performance. The domestic equity group moderately underperformed the S&P 500 Index, while the international equity group was roughly in-line with the MSCI World ex USA Index.

The PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond, Barclays 1-3 Year Corporate and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. As interest rates dropped, short duration bonds fell behind those of longer duration, which caused the PD 1-3 Year Corporate Bond Portfolio to detract from performance. Additionally, the high yield segment has a higher concentration of energy-related issuers than the broader index. Plunging oil prices was a drag on the high yield sector, which led the PD High Yield Bond Market Portfolio to lag the broad fixed income market.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, large-capitalization stocks considerably outpaced small-capitalization ones, which resulted in the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios detracting from performance.

The international segment of the portfolio performed similarly to the MSCI World ex USA Index. The PD Emerging Markets Portfolio outpaced the broad foreign equity market over the reporting period. However, the PD International Large-Cap Portfolio lagged the broad index and offset the contribution from the PD Emerging Markets Portfolio.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 5.53%, compared to a 13.69% return for the S&P 500 Index, and a 7.82% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class I	5.53%	8.80%	11.17%
S&P 500 Index	13.69%	15.45%	18.85%
Pacific Dynamic-Moderate Growth Composite Benchmark	7.82%	9.57%	12.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio‘s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The portfolio has just under half of its allocation in passively managed fixed income strategies. The majority of the portfolio is allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies. From the broad asset class level, the domestic equity group underperformed the S&P 500 Index and mainly detracted from performance, while the international equity group was roughly in-line with the MSCI World ex USA Index. The fixed income group underperformed the Barclays U.S. Aggregate Bond Index and hampered returns.

The PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond, Barclays 1-3 Year Corporate and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. As interest rates dropped, short duration bonds fell behind those of longer duration, which caused the PD 1-3 Year Corporate Bond Portfolio to detract from performance. Additionally, the high yield segment has a higher concentration of energy-related issuers than the broader index. Plunging oil prices was a drag on the high yield sector, which led the PD High Yield Bond Market Portfolio to lag the broad fixed income market.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, large-capitalization stocks considerably outpaced small-capitalization ones, which caused the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios to detract from performance.

The international segment of the portfolio performed similarly to the MSCI World ex USA Index. The PD Emerging Markets Portfolio outpaced the broad foreign equity market over the reporting period. However, the PD International Large-Cap Portfolio lagged the broad index and offset the contribution from the PD Emerging Markets Portfolio.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Pacific Dynamix-Growth Portfolio’s Class I returned 5.43%, compared to a 13.69% return for the S&P 500 Index, and a 7.47% return for the Pacific Dynamix-Growth Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class I	5.43%	10.14%	13.16%
S&P 500 Index	13.69%	15.45%	18.85%
Pacific Dynamic-Growth Composite Benchmark	7.47%	10.89%	14.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio‘s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The portfolio has a majority of its allocation in equity, including four passively managed domestic equity portfolios and two quantitatively driven international equity portfolios. The rest of the portfolio is invested in passively managed fixed income portfolios. From the broad asset class level, the domestic equity group underperformed the S&P 500 Index and mainly detracted from performance, while the international equity group was roughly in-line with the MSCI World ex USA Index. The fixed income group moderately underperformed the Barclays U.S. Aggregate Bond Index and hampered returns.

The PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond, Barclays 1-3 Year Corporate and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively. As interest rates dropped, short duration bonds fell behind those of longer duration, which caused the PD 1-3 Year Corporate Bond Portfolio to detract from performance. Additionally, the high yield segment has a higher concentration of energy-related issuers than broader index. Crashing oil prices was a drag on the high yield sector, which led the PD High Yield Bond Market Portfolio to lag the broad fixed income market.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Over the reporting period, large-capitalization stocks considerably outpaced small-capitalization ones, which caused the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios to detract from performance.

The international segment of the portfolio performed similarly to the MSCI World ex USA Index. The PD Emerging Markets Portfolio outpaced the broad foreign equity market over the reporting period. However, the PD International Large-Cap Portfolio lagged the broad index and offset the contribution from the PD Emerging Markets Portfolio.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Portfolios to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio; each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2014 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	13.69%
MSCI EAFE Index (International Stocks)	(4.90%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	5.97%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (T-Bill) Index	0.03%

It should be noted that the benchmark indices for the portfolios may differ from the portfolios’ broad-based indices. The following investments comprise the Underlying Portfolios for the Portfolio Optimization Portfolios. Not all of the Underlying Portfolios were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Portfolios within the Portfolio Optimization Portfolio models did vary. The Underlying Portfolios’ performance for the year ended December 31, 2014 listed below is net of portfolio expenses.

Underlying Portfolios
Diversified Bond ‘P’	7.91 0.61	% %
Floating Rate Income ‘P’
Floating Rate Loan ‘P’	1.04%
High Yield Bond ‘P’	0.57%
Inflation Managed ‘P’	3.32%
Inflation Strategy ‘P’	2.53%
Managed Bond ‘P’	4.64%
Short Duration Bond ‘P’	0.87%
Emerging Markets Debt ‘P’	(3.63%)
American Funds Growth ‘P’	8.44%
American Funds Growth-Income ‘P’	10.56%
Comstock ‘P’	9.38%
Dividend Growth ‘P’	12.33%
Equity Index ‘P’	13.60%
Growth ‘P’	9.09%
Large-Cap Growth ‘P’	8.65%
Large-Cap Value ‘P’	11.72%
Long/Short Large-Cap ‘P’	15.75%
Main Street Core ‘P’	11.04%

Underlying Portfolios
Mid-Cap Equity ‘P’	4.43%
Mid-Cap Growth ‘P’	8.71%
Mid-Cap Value ‘P’	6.71%
Small-Cap Equity ‘P’	1.91%
Small-Cap Growth ‘P’	0.57%
Small-Cap Index ‘P’	4.59%
Small-Cap Value ‘P’	5.85%
Value Advantage ‘P’	14.37%
Real Estate ‘P’	30.85%
Emerging Markets ‘P’	(5.03%)
International Large-Cap ‘P’	(4.83%)
International Small-Cap ‘P’	(2.22%)
International Value ‘P’	(10.37%)
Currency Strategies ‘P’	3.74%
Global Absolute Return ‘P’	6.24%
Precious Metals ‘P’	(7.80%)

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Portfolio Optimization Conservative Portfolio’s Class I returned 3.39%, compared to a 5.97% return for the Barclays U.S. Aggregate Bond Index, and a 6.15% return for the Portfolio Optimization Conservative Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	3.39%	4.29%
Barclays U.S. Aggregate Bond Index	5.97%	3.82%
Portfolio Optimization Conservative Composite Benchmark	6.15%	5.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. The Portfolio Optimization Conservative Portfolio was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative portfolios, during the reporting period. Fixed income investments included underlying portfolios comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity segment mainly encompassed domestic and foreign large-capitalization portfolios. Alternatives included two absolute return strategies and a precious metals portfolio.

From the broad asset class perspective, the portfolio’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and was the primary performance detractor. Domestic and international equity groups also underperformed the S&P 500 Index and MSCI EAFE Index, respectively, which stemmed from several underlying portfolios that underperformed their benchmarks. Alternatives were mixed but contributed positively to returns as a group.

With interest rates falling, short duration fixed income portfolios struggled over the reporting period. Among the underlying fixed income holdings of the portfolio, the Short Duration Bond Portfolio was the largest detractor. The Emerging Markets Debt Portfolio also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the two countries’ conflict continued. The surging U.S. dollar also negatively affected the portfolio’s local currency-denominated holdings. Riskier credit strategies (High Yield Bond, Floating Rate Loan, and Floating Rate Income Portfolios) similarly held back performance over the reporting period as the market’s risk-averse sentiment favored safer investment grade debt. On the other hand, duration positioning of the Diversified Bond Portfolio was favorable and contributed to performance.

Among the portfolio’s domestic equities group, large-capitalization strategies generally fared better than their mid-capitalization counterparts did. In terms of relative performance, underperforming managers outweighed those that beat their respective benchmarks. The Comstock and Mid-Cap Equity Portfolios were among the primary detractors within the domestic equity group, whereas the Value Advantage Portfolio contributed to performance. International portfolios also dragged down returns as the International Value Portfolio lost more than the MSCI EAFE Index over the reporting period.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. Over the reporting period, the Precious Metals Portfolio’s performance fluctuated as it started the first half of 2014 solidly but struggled over the latter half of the year. Geopolitical tensions bolstered gold prices earlier in the year, but the precious metal sank as the U.S. dollar rallied and inflationary expectations fell, causing underperformance of the portfolio’s precious metals-related investments. On the opposite end, the Global Absolute Return Portfolio contributed to performance as several of the strategy’s short and long positions benefited from the geopolitical events as well as divergent actions taken by various central banks around the globe.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 4.03%, compared to a 5.97% return for the Barclays U.S. Aggregate Bond Index, and a 6.85% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	4.03%	5.46%
Barclays U.S. Aggregate Bond Index	5.97%	3.82%
Portfolio Optimization Moderate-Conservative Composite Benchmark	6.85%	6.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Portfolio Optimization Moderate-Conservative Portfolio had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying portfolios that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included two absolute return strategies and a precious metals portfolio.

From the broad asset class perspective, the portfolio’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and was the primary performance detractor. The domestic equities group underperformed the S&P 500 Index, which generally stemmed from several underlying portfolios that underperformed their respective benchmarks. The international equities group was roughly in-line with the MSCI EAFE Index over the reporting period. Alternatives were mixed but contributed positively to returns as a group.

With interest rates falling, short duration fixed income portfolios struggled over the reporting period. Among the underlying fixed income holdings of the portfolio, the Short Duration Bond Portfolio was the largest detractor. The Emerging Markets Debt Portfolio also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the two countries’ conflict continued. The surging U.S. dollar also negatively affected the portfolio’s local currency-denominated holdings. Riskier credit strategies (High Yield Bond, Floating Rate Loan, and Floating Rate Income Portfolios) similarly held back performance over the reporting period as the market’s risk-averse sentiment favored safer investment grade debt. On the other hand, duration positioning of the Diversified Bond Portfolio was favorable and contributed to performance.

Among the portfolio’s domestic equities group, large-capitalization strategies generally fared better than their small-capitalization counterparts did. In terms of relative performance, underperforming managers outweighed those that beat their respective benchmarks. The Comstock and Mid-Cap Value Portfolios were among the primary detractors within the domestic equity group, whereas the Value Advantage Portfolio contributed to performance. From the international group, the International Small-Cap Portfolio outperformed its benchmark and contributed to performance. However, the International Value Portfolio lost more than the MSCI EAFE Index over the reporting period, which detracted from performance.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. Over the reporting period, the Precious Metals Portfolio’s performance fluctuated as it started the first half of 2014 solidly but struggled over the latter half of the year. Geopolitical tensions bolstered gold prices earlier in the year, but the precious metal sank as the U.S. dollar rallied and inflationary expectations fell, causing underperformance of the portfolio’s precious metals-related investments. On the opposite end, the Global Absolute Return Portfolio contributed to performance as several of the strategy’s short and long positions benefited from the geopolitical events as well as divergent actions taken by various central banks around the globe.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Portfolio Optimization Moderate Portfolio’s Class I returned 4.62%, compared to a 13.69% return for the S&P 500 Index, and a 7.22% return for the Portfolio Optimization Moderate Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	4.62%	6.32%
S&P 500 Index	13.69%	14.34%
Portfolio Optimization Moderate Composite Benchmark	7.22%	7.84%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Portfolio Optimization Moderate Portfolio maintained a mix of equity and fixed income portfolios. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. Alternatives consisted of two absolute return strategies and a precious metals portfolio.

From the broad asset class perspective, the portfolio’s domestic equities group underperformed the S&P 500 Index, largely due to several underlying portfolios underperforming their respective benchmarks. The international equities group was roughly in-line with the MSCI EAFE Index over the reporting period. The fixed income group underperformed the Barclays U.S. Aggregate Bond Index and detracted from performance. Alternatives were mixed but contributed positively to returns as a group.

Among the portfolio’s domestic equities group, large-capitalization strategies generally fared better than their small-capitalization counterparts did. In terms of relative performance, underperforming managers outweighed those that beat their respective benchmarks. The Comstock and Mid-Cap Value Portfolios were among the primary detractors within the domestic equity group, whereas exposure to the Real Estate Portfolio helped. Positive performance from the Long/Short Large-Cap Portfolio also contributed to performance. From the international group, the International Small-Cap Portfolio outperformed its benchmark and contributed to performance. However, the International Value Portfolio lost more than the MSCI EAFE Index over the reporting period, which detracted from performance.

With interest rates falling, short duration fixed income portfolios struggled over the reporting period. Among the underlying fixed income holdings of the portfolio, the Short Duration Bond Portfolio was the largest detractor. The Emerging Markets Debt Portfolio also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the two countries’ conflict continued. The surging U.S. dollar also negatively affected the portfolio’s local currency-denominated holdings. Riskier credit strategies (High Yield Bond, Floating Rate Loan, and Floating Rate Income Portfolios) similarly held back performance over the reporting period as the market’s risk-averse sentiment favored safer investment grade debt. On the other hand, duration positioning of the Diversified Bond Portfolio was favorable and contributed to performance.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. Over the reporting period, the Precious Metals Portfolio’s performance fluctuated as it started the first half of 2014 solidly but struggled over the latter half of the year. Geopolitical tensions bolstered gold prices earlier in the year, but the precious metal sank as the U.S. dollar rallied and inflationary expectations fell, causing underperformance of the portfolio’s precious metals-related investments. On the opposite end, the Global Absolute Return Portfolio contributed to performance as several of the strategy’s short and long positions benefited from the geopolitical events as well as divergent actions taken by various central banks around the globe.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Portfolio Optimization Growth Portfolio’s Class I returned 5.08%, compared to a 13.69% return for the S&P 500 Index, and a 7.89% return for the Portfolio Optimization Growth Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	5.08%	7.10%
S&P 500 Index	13.69%	14.34%
Portfolio Optimization Growth Composite Benchmark	7.89%	9.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Portfolio Optimization Growth Portfolio had a diversified allocation mix that was overweight in equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The portfolio also maintained exposure to select market sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives included two absolute return strategies and a precious metals portfolio.

From the broad asset class perspective, the portfolio’s domestic equities group underperformed the S&P 500 Index, which generally stemmed from several underlying portfolios that underperformed their respective benchmarks. The international equities group was roughly in-line with the MSCI EAFE Index over the reporting period. The fixed income group underperformed the Barclays U.S. Aggregate Bond Index and detracted from performance. Alternatives were mixed but contributed positively to returns as a group.

Among the portfolio’s domestic equities group, large-capitalization strategies generally fared better than their small-capitalization counterparts did. Exposure to small-capitalization stocks dragged performance over the reporting period; however, allocation to real estate helped. In terms of relative performance, underperforming managers outweighed those that beat their respective benchmarks. The Comstock, Mid-Cap Equity and Mid-Cap Value Portfolios were among the primary detractors within the domestic equity group, whereas positive performance from the Long/Short Large-Cap Portfolio contributed to performance. From the international group, the International Small-Cap Portfolio outperformed its benchmark and contributed to performance. However, the International Value Portfolio lost more than the MSCI EAFE Index over the reporting period, which detracted from performance.

Within the fixed income group, the Emerging Markets Debt Portfolio primarily dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the two countries’ conflict continued. The surging U.S. dollar also negatively affected the portfolio’s local currency-denominated holdings. Exposure to TIPS, which was weighed down by lower inflationary expectations, dragged performance. Furthermore, with interest rates falling, short duration fixed income portfolios struggled over the reporting period as the Short Duration Bond Portfolio detracted from performance. On the other hand, duration positioning of the Diversified Bond Portfolio was favorable and contributed to performance.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. Over the reporting period, the Precious Metals Portfolio’s performance fluctuated as it started the first half of 2014 solidly but struggled over the latter half of the year. Geopolitical tensions bolstered gold prices earlier in the year, but the precious metal sank as the U.S. dollar rallied and inflationary expectations fell, causing underperformance of the portfolio’s precious metals-related investments. On the opposite end, the Global Absolute Return Portfolio contributed to performance as several of the strategy’s short and long positions benefited from the geopolitical events as well as divergent actions taken by various central banks around the globe.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 5.29%, compared to a 13.69% return for the S&P 500 Index, and a 8.05% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

See explanation of benchmark definitions on A-58 through A-61

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmarks for the period from inception on May 2, 2011 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	Since Inception (5/2/11)

Portfolio’s Class I	5.29%	7.38%
S&P 500 Index	13.69%	14.34%
Portfolio Optimization Aggressive-Growth Composite Benchmark	8.05%	10.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Portfolio Optimization Aggressive-Growth Portfolio allocated, primarily, to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternatives included two absolute return strategies and a precious metals portfolio.

From the broad asset class perspective, the portfolio’s domestic equities group underperformed the S&P 500 Index, which generally stemmed from several underlying portfolios that underperformed their respective benchmarks. The international equities group was roughly in-line with the MSCI EAFE Index over the reporting period. The fixed income group modestly underperformed the Barclays U.S. Aggregate Bond Index and detracted from performance. Alternatives were mixed but contributed to returns as a group.

Among the portfolio’s domestic equities group, large-capitalization strategies generally fared better than their small-capitalization counterparts did. Exposure to small-capitalization stocks dragged performance over the reporting period; however, allocation to real estate helped. In terms of relative performance, underperforming managers outweighed those that beat their respective benchmarks. The Comstock, Mid-Cap Equity and Mid-Cap Value Portfolios were among the primary detractors within the domestic equity group, whereas positive performance from the Long/Short Large-Cap Portfolio contributed to performance. From the international group, the International Small-Cap Portfolio outperformed its benchmark and contributed to performance. However, the International Value Portfolio lost more than the MSCI EAFE Index over the reporting period, which detracted from performance.

Within the fixed income group, the Emerging Markets Debt Portfolio primarily dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the two countries’ conflict continued. The surging U.S. dollar also negatively affected the portfolio’s local currency-denominated holdings. On the opposite end, the duration positioning of the Diversified Bond Portfolio benefited from falling interest rates, which contributed to performance.

The underlying alternative portfolios, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. Over the reporting period, the Precious Metals Portfolio’s performance fluctuated as it started the first half of 2014 solidly but struggled over the latter half of the year. Geopolitical tensions bolstered gold prices earlier in the year, but the precious metal sank as the U.S. dollar rallied and inflationary expectations fell, causing underperformance of the portfolio’s precious metals-related investments. On the other hand, the Global Absolute Return Portfolio contributed to performance as several of the strategy’s short and long positions benefitted from the geopolitical events as well as divergent actions taken by various central banks around the globe.

Benchmark Definitions

Barclays U.S. 1-3 Year Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch 3-Month U.S. Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees.

MSCI EAFE (Europe Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2, 2014, he MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of June 2, 2014, the MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Barclays U.S. Aggregate Bond Indices.

Portfolio Optimization Conservative Composite Benchmark is 73% Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Moderate Composite Benchmark is 43% Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Barclays U.S. Aggregate Bond Indices.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-capitalization barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-capitalization growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-capitalization growth market. Results include reinvested dividends.

Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-capitalization segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-capitalization opportunity set. Results include reinvested dividends.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market capitalization in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

S&P MidCap 400 Value Index is an unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P Mid Cap 400 Index and consists of those stocks in the S&P Mid Cap 400 Index exhibiting the strongest value characteristics as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry.

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.2%

Financials - 0.2%

Citigroup Capital XIII	61,350	$1,630,683
GMAC Capital Trust I	229,331	6,049,752

		7,680,435

Total Preferred Stocks (Cost $7,267,172)		7,680,435

	Principal Amount

CORPORATE BONDS & NOTES - 33.2%

Consumer Discretionary - 2.8%

21st Century Fox America Inc 6.200% due 12/15/34	$1,000,000	1,280,874
Amazon.com Inc 4.950% due 12/05/44	10,110,000	10,492,855
CCO Holdings LLC
7.000% due 01/15/19	1,310,000	1,362,400
8.125% due 04/30/20	2,250,000	2,373,750
Chrysler Group LLC 8.000% due 06/15/19	1,550,000	1,637,187
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	2,840,000	4,089,057
Comcast Corp
5.150% due 03/01/20	1,658,000	1,879,869
5.650% due 06/15/35	290,000	360,541
5.700% due 05/15/18	5,000,000	5,634,635
6.450% due 03/15/37	810,000	1,081,200
6.500% due 11/15/35	630,000	845,874
6.550% due 07/01/39	1,880,000	2,576,525
6.950% due 08/15/37	740,000	1,046,018
Cox Communications Inc
4.700% due 12/15/42 ~	70,000	70,209
6.950% due 06/01/38 ~	80,000	101,106
DISH DBS Corp
5.000% due 03/15/23	140,000	135,800
5.125% due 05/01/20	380,000	383,800
5.875% due 07/15/22	970,000	996,675
5.875% due 11/15/24 ~	5,276,000	5,315,570
6.750% due 06/01/21	90,000	96,975
Ford Motor Co 4.750% due 01/15/43	8,920,000	9,448,849
General Motors Co 6.250% due 10/02/43	570,000	683,772
Hilton Worldwide Finance LLC 5.625% due 10/15/21	4,640,000	4,872,000
McDonald’s Corp 6.300% due 10/15/37	495,000	648,983
MGM Resorts International 6.625% due 12/15/21	800,000	844,000
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	4,080,000	4,043,953
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	748,890
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	1,840,000	1,895,200
Numericable-SFR (France) 6.000% due 05/15/22 ~	1,860,000	1,872,555
QVC Inc 5.950% due 03/15/43	100,000	105,355
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	2,150,000	2,128,500
7.750% due 04/15/20 ~	590,000	628,350

	Principal Amount	Value
Time Warner Cable Inc
4.125% due 02/15/21	$2,120,000	$2,271,875
5.500% due 09/01/41	1,440,000	1,679,398
5.875% due 11/15/40	930,000	1,112,866
6.750% due 06/15/39	1,050,000	1,377,279
8.250% due 04/01/19	5,445,000	6,671,595
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,489,854
Time Warner Inc
4.700% due 01/15/21	410,000	449,365
6.250% due 03/29/41	450,000	560,771
7.700% due 05/01/32	9,300,000	13,246,762
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	2,107,985
Univision Communications Inc 6.750% due 09/15/22 ~	2,521,000	2,710,075
Viacom Inc 4.250% due 09/01/23	2,940,000	3,036,776
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	1,000,000	1,037,500

		107,433,428

Consumer Staples - 3.4%

Altria Group Inc
2.850% due 08/09/22	7,200,000	7,008,041
4.750% due 05/05/21	4,000,000	4,430,180
5.375% due 01/31/44	2,730,000	3,119,710
9.250% due 08/06/19	3,330,000	4,284,018
9.950% due 11/10/38	740,000	1,269,759
10.200% due 02/06/39	290,000	506,476
Anheuser-Busch InBev Worldwide Inc
2.500% due 07/15/22	8,320,000	8,099,811
5.000% due 04/15/20	2,570,000	2,876,809
5.375% due 01/15/20	4,500,000	5,102,545
Constellation Brands Inc
4.250% due 05/01/23	820,000	815,900
6.000% due 05/01/22	850,000	943,500
CVS Health Corp
2.750% due 12/01/22	6,800,000	6,634,740
5.750% due 05/15/41	320,000	399,746
CVS Pass-Through Trust
5.298% due 01/11/27 ~	710,694	754,260
6.036% due 12/10/28	3,219,819	3,763,853
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	5,159,765
Diageo Investment Corp 2.875% due 05/11/22	5,620,000	5,625,856
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	1,530,000	1,522,310
HJ Heinz Co 4.250% due 10/15/20	2,090,000	2,116,125
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	1,540,000	1,532,514
Kraft Foods Group Inc
3.500% due 06/06/22	4,630,000	4,752,144
5.375% due 02/10/20	1,219,000	1,385,020
Lorillard Tobacco Co
3.750% due 05/20/23	3,660,000	3,631,606
8.125% due 06/23/19	1,220,000	1,480,460
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	505,827
Mondelez International Inc
4.000% due 02/01/24	5,240,000	5,492,631
5.375% due 02/10/20	1,411,000	1,600,188
6.500% due 02/09/40	117,000	156,478
PepsiCo Inc
0.700% due 08/13/15	5,470,000	5,481,635
7.900% due 11/01/18	1,498,000	1,824,004

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	$8,980,000	$9,629,236
5.500% due 01/15/42 ~	470,000	548,731
Philip Morris International Inc
2.500% due 08/22/22	2,560,000	2,506,012
2.900% due 11/15/21	1,460,000	1,483,833
4.500% due 03/20/42	2,080,000	2,204,756
6.375% due 05/16/38	1,970,000	2,527,232
Reynolds American Inc
3.250% due 11/01/22	2,350,000	2,292,911
6.150% due 09/15/43	330,000	384,078
6.750% due 06/15/17	1,207,000	1,345,366
Reynolds Group Issuer Inc
5.750% due 10/15/20	1,450,000	1,493,500
6.875% due 02/15/21	1,380,000	1,447,275
7.125% due 04/15/19	1,240,000	1,284,950
The Kroger Co 6.400% due 08/15/17	2,610,000	2,919,262
Tyson Foods Inc 5.150% due 08/15/44	820,000	924,653
Wal-Mart Stores Inc
5.250% due 09/01/35	930,000	1,122,396
5.375% due 04/05/17	915,000	1,000,970
Wm Wrigley Jr Co
2.400% due 10/21/18 ~	680,000	685,393
2.900% due 10/21/19 ~	2,380,000	2,413,422
3.375% due 10/21/20 ~	750,000	767,600

		129,257,487

Energy - 4.4%

Access Midstream Partners LP
4.875% due 05/15/23	800,000	816,000
4.875% due 03/15/24	1,010,000	1,027,675
6.125% due 07/15/22	2,495,000	2,663,413
Anadarko Petroleum Corp
6.375% due 09/15/17	145,000	161,323
8.700% due 03/15/19	5,485,000	6,724,934
Antero Resources Finance Corp 5.375% due 11/01/21	1,050,000	1,019,813
Apache Corp
3.250% due 04/15/22	492,000	484,179
6.000% due 01/15/37	1,010,000	1,102,539
6.900% due 09/15/18	5,000,000	5,756,020
Arch Coal Inc 7.000% due 06/15/19	2,890,000	881,450
Atwood Oceanics Inc 6.500% due 02/01/20	1,140,000	1,048,800
Baker Hughes Inc
3.200% due 08/15/21	200,000	202,083
7.500% due 11/15/18	4,060,000	4,850,332
BP Capital Markets PLC (United Kingdom)
3.125% due 10/01/15	3,361,000	3,422,291
3.561% due 11/01/21	220,000	225,111
California Resources Corp 6.000% due 11/15/24 ~	2,140,000	1,819,000
Chesapeake Energy Corp
5.750% due 03/15/23	220,000	227,700
6.125% due 02/15/21	1,990,000	2,099,450
6.500% due 08/15/17	650,000	695,500
6.875% due 11/15/20	520,000	561,600
Concho Resources Inc
5.500% due 04/01/23	960,000	969,312
6.500% due 01/15/22	1,526,000	1,602,300
ConocoPhillips 6.500% due 02/01/39	1,040,000	1,386,539
CONSOL Energy Inc 6.375% due 03/01/21	2,060,000	2,070,300
Continental Resources Inc
4.500% due 04/15/23	650,000	619,298
5.000% due 09/15/22	420,000	406,875

	Principal Amount	Value
Devon Energy Corp
3.250% due 05/15/22	$1,200,000	$1,180,740
7.950% due 04/15/32	2,810,000	3,883,718
Ecopetrol SA (Colombia) 5.875% due 05/28/45	3,580,000	3,329,400
Enterprise Products Operating LLC
6.300% due 09/15/17	2,430,000	2,718,652
6.500% due 01/31/19	2,100,000	2,409,116
8.375% due 08/01/66 §	3,000,000	3,222,444
Freeport-McMoran Oil & Gas LLC
6.125% due 06/15/19	3,738,000	4,055,730
6.500% due 11/15/20	527,000	571,779
6.875% due 02/15/23	940,000	1,048,100
Hess Corp 8.125% due 02/15/19	2,850,000	3,393,934
Kerr-McGee Corp 7.875% due 09/15/31	2,297,000	3,148,390
Key Energy Services Inc 6.750% due 03/01/21	3,480,000	2,154,120
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	2,180,000	2,506,741
Kinder Morgan Inc 5.000% due 02/15/21 ~	1,720,000	1,791,729
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21	2,580,000	2,599,350
MarkWest Energy Partners LP
5.500% due 02/15/23	1,680,000	1,709,400
6.250% due 06/15/22	478,000	497,120
Noble Energy Inc
5.250% due 11/15/43	1,130,000	1,151,851
6.000% due 03/01/41	200,000	220,563
8.250% due 03/01/19	3,290,000	3,947,937
Occidental Petroleum Corp 3.125% due 02/15/22	1,350,000	1,336,474
Penn Virginia Resource Partners LP 8.375% due 06/01/20	2,041,000	2,188,973
Petrobras Global Finance BV (Netherlands) 6.250% due 03/17/24	5,750,000	5,485,730
Petrobras International Finance Co SA (Luxembourg)
5.375% due 01/27/21	15,300,000	14,253,021
7.875% due 03/15/19	3,600,000	3,806,532
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,707,375
6.000% due 03/05/20	2,000,000	2,255,000
6.375% due 01/23/45	3,990,000	4,538,625
6.625% due 06/15/35	1,280,000	1,484,800
8.000% due 05/03/19	5,700,000	6,768,750
QEP Resources Inc
5.250% due 05/01/23	1,390,000	1,306,600
6.875% due 03/01/21	2,190,000	2,255,700
Range Resources Corp
5.000% due 08/15/22	530,000	532,650
5.000% due 03/15/23	3,030,000	3,045,150
Regency Energy Partners LP
4.500% due 11/01/23	520,000	479,700
5.875% due 03/01/22	1,770,000	1,774,425
6.500% due 07/15/21	680,000	697,000
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	680,000	671,500
5.750% due 05/15/24	1,030,000	1,015,838
Samson Investment Co 9.750% due 02/15/20	3,160,000	1,325,225
Schlumberger Norge AS (Norway) 4.200% due 01/15/21 ~	50,000	54,322
SESI LLC 7.125% due 12/15/21	850,000	820,250
Shelf Drilling Holdings Ltd (Cayman) 8.625% due 11/01/18 ~	680,000	564,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Shell International Finance BV (Netherlands) 4.375% due 03/25/20	$4,150,000	$4,552,870
Sinopec Group Overseas Development Ltd (United Kingdom)
2.750% due 05/17/17 ~	2,400,000	2,445,434
4.375% due 04/10/24 ~	6,760,000	7,117,901
The Williams Cos Inc
7.500% due 01/15/31	5,935,000	6,312,258
7.875% due 09/01/21	440,000	508,948
Transocean Inc (Cayman)
5.050% due 12/15/16	1,370,000	1,377,588
6.375% due 12/15/21	210,000	193,978

		169,261,668

Financials - 12.2%

AerCap Ireland Capital Ltd (Ireland) 3.750% due 05/15/19 ~	2,590,000	2,567,337
Ally Financial Inc 7.500% due 09/15/20	32,000	37,600
American Honda Finance Corp 1.000% due 08/11/15 ~	5,100,000	5,120,247
American International Group Inc 5.850% due 01/16/18	2,000,000	2,237,770
ANZ New Zealand International Ltd (New Zealand) 1.850% due 10/15/15 ~	2,630,000	2,655,727
Bank of America Corp
2.600% due 01/15/19	7,240,000	7,300,461
3.300% due 01/11/23	1,190,000	1,191,341
3.875% due 03/22/17	1,230,000	1,287,703
4.000% due 04/01/24	10,800,000	11,258,255
4.125% due 01/22/24	9,345,000	9,824,819
4.200% due 08/26/24	4,930,000	5,028,265
4.500% due 04/01/15	5,980,000	6,036,774
4.875% due 04/01/44	6,140,000	6,810,918
5.000% due 05/13/21	5,590,000	6,246,188
5.000% due 01/21/44	8,740,000	9,826,574
5.625% due 07/01/20	600,000	683,971
5.650% due 05/01/18	2,070,000	2,301,472
5.700% due 05/02/17	1,520,000	1,644,126
5.750% due 12/01/17	560,000	619,205
6.250% § ±	6,230,000	6,189,113
7.625% due 06/01/19	1,400,000	1,693,681
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	170,000	187,452
Berkshire Hathaway Inc 3.200% due 02/11/15	800,000	802,321
BNP Paribas SA (France)
2.375% due 09/14/17	2,600,000	2,646,376
4.250% due 10/15/24	2,560,000	2,591,496
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,414,399
Caterpillar Financial Services Corp 5.450% due 04/15/18	2,315,000	2,585,758
CIT Group Inc
4.250% due 08/15/17	1,840,000	1,881,400
5.000% due 08/01/23	1,330,000	1,369,900
5.375% due 05/15/20	290,000	307,589
Citigroup Inc
3.500% due 05/15/23	2,790,000	2,718,955
3.953% due 06/15/16	2,320,000	2,409,707
5.500% due 09/13/25	4,580,000	5,078,180
5.900% § ±	1,070,000	1,048,600
5.950% § ±	1,820,000	1,794,975
6.000% due 08/15/17	5,155,000	5,707,188
6.010% due 01/15/15	3,771,000	3,776,389
6.125% due 11/21/17	100,000	111,591
6.300% § ±	3,900,000	3,851,250
6.625% due 06/15/32	480,000	599,637

	Principal Amount	Value
6.675% due 09/13/43	$1,100,000	$1,427,540
8.500% due 05/22/19	610,000	760,819
Commonwealth Bank of Australia (Australia)
1.250% due 09/18/15	5,540,000	5,566,116
5.000% due 10/15/19 ~	1,060,000	1,184,730
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
4.625% due 12/01/23	5,690,000	6,046,507
5.750% due 12/01/43	2,730,000	3,270,619
11.000% § ± ~	4,830,000	6,228,285
Credit Agricole SA (France) 8.375% § ± ~	9,290,000	10,753,175
Daimler Finance North America LLC
1.300% due 07/31/15 ~	2,310,000	2,319,963
2.625% due 09/15/16 ~	5,390,000	5,525,445
First Data Corp
6.750% due 11/01/20 ~	370,000	395,900
11.750% due 08/15/21	188,000	216,670
12.625% due 01/15/21	480,000	571,200
Ford Motor Credit Co LLC
3.664% due 09/08/24	2,770,000	2,781,152
5.750% due 02/01/21	1,270,000	1,457,226
8.125% due 01/15/20	1,940,000	2,405,557
General Electric Capital Corp
1.625% due 07/02/15	1,360,000	1,368,820
3.150% due 09/07/22	4,780,000	4,876,776
4.375% due 09/16/20	1,380,000	1,513,343
4.650% due 10/17/21	340,000	383,788
5.300% due 02/11/21	940,000	1,074,318
5.875% due 01/14/38	1,570,000	1,990,729
6.000% due 08/07/19	9,730,000	11,329,213
6.150% due 08/07/37	1,105,000	1,446,159
6.875% due 01/10/39	1,940,000	2,753,537
General Motors Financial Co Inc
2.750% due 05/15/16	930,000	946,856
3.250% due 05/15/18	700,000	702,625
4.250% due 05/15/23	1,700,000	1,738,063
4.375% due 09/25/21	930,000	971,850
Goldman Sachs Capital II 4.000% § ±	8,875,000	6,567,500
HSBC Bank USA NA 7.000% due 01/15/39	3,840,000	5,516,129
HSBC Finance Corp 6.676% due 01/15/21	570,000	677,138
HSBC Holdings PLC (United Kingdom)
4.250% due 03/14/24	3,300,000	3,440,448
6.375% § ±	3,840,000	3,883,200
Hyundai Capital America 2.125% due 10/02/17 ~	1,370,000	1,377,690
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	5,370,000	5,967,149
Intesa Sanpaolo SPA (Italy)
3.125% due 01/15/16	1,090,000	1,107,683
3.625% due 08/12/15 ~	2,330,000	2,361,807
5.017% due 06/26/24 ~	10,270,000	9,985,696
JPMorgan Chase & Co
3.375% due 05/01/23	4,630,000	4,585,464
3.625% due 05/13/24	10,030,000	10,278,925
4.250% due 10/15/20	3,230,000	3,475,251
4.350% due 08/15/21	690,000	750,889
4.500% due 01/24/22	2,310,000	2,525,779
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	8,885,352
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	3,000,000	3,033,396
M&T Bank Corp 6.875% ±	10,130,000	10,408,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
MetLife Inc 4.750% due 02/08/21	$2,370,000	$2,652,516
Morgan Stanley
4.750% due 03/22/17	600,000	639,490
5.450% due 01/09/17	5,155,000	5,541,120
National Australia Bank Ltd (Australia) 1.600% due 08/07/15	2,000,000	2,011,870
Navient Corp 8.000% due 03/25/20	3,380,000	3,742,099
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	7,870,000	8,537,809
Royal Bank of Scotland Group PLC (United Kingdom)
2.550% due 09/18/15	980,000	989,970
5.125% due 05/28/24	6,260,000	6,379,428
6.000% due 12/19/23	4,240,000	4,597,377
6.100% due 06/10/23	3,870,000	4,204,349
6.125% due 12/15/22	1,910,000	2,082,148
6.400% due 10/21/19	370,000	430,203
7.640% § ±	1,000,000	1,055,000
7.648% § ±	560,000	655,200
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	1,310,000	1,362,273
Santander US Debt SAU (Spain)
3.724% due 01/20/15 ~	1,500,000	1,502,067
3.781% due 10/07/15 ~	2,750,000	2,808,740
Standard Chartered PLC (United Kingdom)
5.700% due 03/26/44 ~	8,620,000	9,004,124
6.409% § ± ~	3,900,000	4,024,312
State Street Corp 4.956% due 03/15/18	12,660,000	13,721,579
Sumitomo Mitsui Banking Corp (Japan)
3.100% due 01/14/16 ~	1,300,000	1,327,975
3.150% due 07/22/15 ~	2,290,000	2,320,555
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	2,090,000	2,864,424
Temasek Financial I Ltd (Singapore) 2.375% due 01/23/23 ~	3,460,000	3,378,126
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 3.850% due 01/22/15 ~	2,110,000	2,113,536
The Goldman Sachs Group Inc
3.850% due 07/08/24	4,190,000	4,302,258
5.250% due 07/27/21	1,570,000	1,773,491
5.750% due 01/24/22	400,000	463,124
5.950% due 01/15/27	3,270,000	3,749,608
6.000% due 06/15/20	6,360,000	7,361,007
6.250% due 02/01/41	9,880,000	12,534,381
6.750% due 10/01/37	4,145,000	5,221,830
Toyota Motor Credit Corp 1.250% due 10/05/17	5,450,000	5,437,781
Voya Financial Inc 2.900% due 02/15/18	700,000	717,159
Wachovia Capital Trust III 5.570% § ±	6,950,000	6,744,975
WEA Finance LLC 3.750% due 09/17/24 ~	4,730,000	4,809,563
Wells Fargo & Co
1.500% due 01/16/18	1,730,000	1,721,802
3.450% due 02/13/23	4,330,000	4,393,062
3.676% due 06/15/16 §	2,830,000	2,937,243
4.600% due 04/01/21	6,240,000	6,952,489
4.650% due 11/04/44	1,160,000	1,201,842
5.375% due 11/02/43	2,030,000	2,318,516
5.606% due 01/15/44	3,567,000	4,215,334

	Principal Amount	Value
Wells Fargo Bank NA 6.000% due 11/15/17	$2,800,000	$3,140,872
ZFS Finance USA Trust II 6.450% due 12/15/65 § ~	2,565,000	2,715,489

		468,937,878

Health Care - 1.9%

AbbVie Inc
1.750% due 11/06/17	3,490,000	3,500,250
2.900% due 11/06/22	2,150,000	2,120,414
Amgen Inc 3.625% due 05/22/24	2,010,000	2,047,000
Anthem Inc
1.250% due 09/10/15	1,210,000	1,215,231
3.125% due 05/15/22	3,300,000	3,303,402
3.700% due 08/15/21	220,000	230,299
7.000% due 02/15/19	1,290,000	1,521,431
Catholic Health Initiatives 4.350% due 11/01/42	420,000	418,622
Celgene Corp 3.625% due 05/15/24	830,000	849,175
DaVita HealthCare Partners Inc 5.125% due 07/15/24	3,600,000	3,678,750
Fresenius Medical Care US Finance I Inc 5.750% due 02/15/21 ~	1,230,000	1,317,637
Fresenius Medical Care US Finance II Inc
4.125% due 10/15/20 ~	1,080,000	1,090,800
5.625% due 07/31/19 ~	660,000	707,850
5.875% due 01/31/22 ~	1,220,000	1,329,800
Gilead Sciences Inc 3.700% due 04/01/24	4,550,000	4,781,313
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	3,105,000	4,148,392
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	4,550,000	4,557,740
HCA Inc
4.250% due 10/15/19	2,120,000	2,154,450
6.500% due 02/15/20	1,200,000	1,347,600
7.500% due 02/15/22	3,350,000	3,835,750
Humana Inc
3.150% due 12/01/22	970,000	944,828
4.625% due 12/01/42	1,090,000	1,109,467
Medtronic Inc
3.125% due 03/15/22	430,000	436,073
3.500% due 03/15/25 ~	6,730,000	6,899,307
4.450% due 03/15/20	2,110,000	2,317,708
Perrigo Co PLC (Ireland) 4.000% due 11/15/23	1,130,000	1,167,528
Pfizer Inc
6.200% due 03/15/19	270,000	314,410
7.200% due 03/15/39	5,000,000	7,293,460
Roche Holdings Inc 6.000% due 03/01/19 ~	1,686,000	1,949,126
Teva Pharmaceutical Finance Co BV (Netherlands) 3.650% due 11/10/21	200,000	205,253
Thermo Fisher Scientific Inc
3.600% due 08/15/21	1,590,000	1,644,356
5.300% due 02/01/44	320,000	368,966
UnitedHealth Group Inc
3.875% due 10/15/20	2,610,000	2,768,492
5.700% due 10/15/40	10,000	12,632
5.800% due 03/15/36	860,000	1,068,369
6.875% due 02/15/38	1,200,000	1,689,529
Zoetis Inc 3.250% due 02/01/23	730,000	721,360

		75,066,770

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Industrials - 1.8%

ABB Finance USA Inc 4.375% due 05/08/42	$390,000	$424,029
Air 2 US (Cayman) 8.027% due 10/01/19 ~	1,127,853	1,206,803
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,515,534
CSC Holdings LLC 6.750% due 11/15/21	2,210,000	2,450,338
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 08/10/22	3,774,246	4,383,032
Eaton Corp
1.500% due 11/02/17	1,250,000	1,243,706
2.750% due 11/02/22	9,649,000	9,495,706
4.150% due 11/02/42	2,040,000	2,033,037
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	2,220,000	2,203,350
General Electric Co
0.850% due 10/09/15	2,180,000	2,186,254
4.500% due 03/11/44	2,610,000	2,881,054
5.250% due 12/06/17	3,535,000	3,923,316
International Lease Finance Corp 6.750% due 09/01/16 ~	5,660,000	6,042,050
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,885,987
Raytheon Co 3.125% due 10/15/20	1,680,000	1,737,392
Schaeffler Holding Finance BV (Netherlands) 6.750% PIK due 11/15/22 ~	2,260,000	2,373,000
The Boeing Co 4.875% due 02/15/20	5,560,000	6,274,827
UAL Pass-Through Trust 9.750% due 01/15/17	420,914	467,762
United Rentals North America Inc 7.375% due 05/15/20	510,000	553,350
United Technologies Corp
4.500% due 04/15/20	2,630,000	2,920,481
4.500% due 06/01/42	2,380,000	2,601,835
Waste Management Inc
3.500% due 05/15/24	1,930,000	1,958,045
7.375% due 05/15/29	1,910,000	2,596,844
West Corp 5.375% due 07/15/22 ~	3,430,000	3,292,800

		68,650,532

Information Technology - 0.2%

Activision Blizzard Inc 5.625% due 09/15/21 ~	3,380,000	3,557,450
National Semiconductor Corp 6.600% due 06/15/17	380,000	427,844
Oracle Corp 1.200% due 10/15/17	4,990,000	4,974,636

		8,959,930

Materials - 2.5%

Ardagh Packaging Finance PLC (Ireland) 3.241% due 12/15/19 § ~	3,700,000	3,584,375
Barrick Gold Corp (Canada)
3.850% due 04/01/22	810,000	780,712
4.100% due 05/01/23	3,880,000	3,782,585
6.950% due 04/01/19	2,470,000	2,815,229
Barrick North America Finance LLC 4.400% due 05/30/21	4,480,000	4,529,956
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	1,070,000	1,106,758
5.000% due 09/30/43	2,320,000	2,640,329
6.500% due 04/01/19	8,630,000	10,152,945
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	2,625,000	2,705,913

	Principal Amount	Value
Cliffs Natural Resources Inc
4.800% due 10/01/20	$1,320,000	$726,000
5.700% due 01/15/18	1,780,000	1,165,900
Eagle Spinco Inc 4.625% due 02/15/21	3,270,000	3,110,587
Ecolab Inc 4.350% due 12/08/21	940,000	1,025,753
FMG Resources Property Ltd (Australia)
6.875% due 02/01/18 ~	48,889	44,489
6.875% due 04/01/22 ~	650,000	543,563
8.250% due 11/01/19 ~	1,170,000	1,069,088
Georgia-Pacific LLC 7.700% due 06/15/15	780,000	802,745
Glencore Finance Canada Ltd (Canada)
2.050% due 10/23/15 ~	4,270,000	4,298,600
2.700% due 10/25/17 ~	3,860,000	3,908,099
5.800% due 11/15/16 ~	820,000	877,824
Hexion US Finance Corp 6.625% due 04/15/20	1,740,000	1,713,900
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19	885,000	966,261
6.000% due 11/15/21	490,000	564,776
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	712,144
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	3,700,000	3,730,403
2.500% due 05/20/16	1,410,000	1,437,378
4.125% due 05/20/21	10,000	10,530
9.000% due 05/01/19	4,980,000	6,306,358
Rock-Tenn Co
3.500% due 03/01/20	1,270,000	1,290,288
4.000% due 03/01/23	1,150,000	1,173,541
Southern Copper Corp
5.250% due 11/08/42	7,320,000	6,575,893
6.750% due 04/16/40	600,000	635,400
Steel Dynamics Inc
6.375% due 08/15/22	850,000	905,250
7.625% due 03/15/20	1,700,000	1,780,750
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	10,949,000	10,607,939
6.875% due 11/21/36	4,520,000	4,787,539
8.250% due 01/17/34	1,205,000	1,454,122
Vedanta Resources PLC (United Kingdom) 9.500% due 07/18/18 ~	1,100,000	1,188,000

		95,511,922

Telecommunication Services - 2.6%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,940,000	3,256,756
5.625% due 11/15/17	1,500,000	1,650,615
AT&T Inc
3.000% due 02/15/22	260,000	255,512
3.875% due 08/15/21	3,040,000	3,185,406
3.900% due 03/11/24	1,760,000	1,812,172
4.350% due 06/15/45	2,740,000	2,593,744
4.450% due 05/15/21	390,000	419,603
5.500% due 02/01/18	3,625,000	4,004,461
5.550% due 08/15/41	170,000	190,120
CenturyLink Inc
5.625% due 04/01/20	1,170,000	1,218,263
6.150% due 09/15/19	1,000,000	1,085,000
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	3,300,000	3,486,476
6.750% due 08/20/18	1,545,000	1,794,385
Intelsat Jackson Holdings SA (Luxembourg) 7.500% due 04/01/21	2,520,000	2,705,850
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	877,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Sprint Capital Corp 8.750% due 03/15/32	$4,809,000	$4,676,753
Sprint Communications Inc 9.000% due 11/15/18 ~	1,870,000	2,131,613
Sprint Corp 7.125% due 06/15/24	990,000	925,650
Telecom Italia Capital SA (Luxembourg) 7.175% due 06/18/19	160,000	183,800
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	2,020,000	2,238,770
5.877% due 07/15/19	350,000	398,725
6.221% due 07/03/17	150,000	166,172
6.421% due 06/20/16	250,000	267,591
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	2,340,000	2,462,850
Verizon Communications Inc
3.450% due 03/15/21	2,350,000	2,403,799
3.500% due 11/01/24	1,690,000	1,663,842
4.150% due 03/15/24	290,000	300,447
4.862% due 08/21/46 ~	7,651,000	7,878,541
5.150% due 09/15/23	18,950,000	20,940,015
6.350% due 04/01/19	300,000	347,957
6.400% due 09/15/33	6,242,000	7,702,278
6.550% due 09/15/43	14,014,000	17,980,312

		101,205,340

Utilities - 1.4%

AES Corp
4.875% due 05/15/23	1,170,000	1,167,075
7.375% due 07/01/21	580,000	658,300
8.000% due 06/01/20	2,530,000	2,903,175
Berkshire Hathaway Energy Co
6.125% due 04/01/36	601,000	757,496
6.500% due 09/15/37	3,200,000	4,202,003
Calpine Corp
5.875% due 01/15/24 ~	120,000	128,400
6.000% due 01/15/22 ~	555,000	593,850
Dominion Resources Inc 5.200% due 08/15/19	2,900,000	3,237,447
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,411,467
FirstEnergy Corp
2.750% due 03/15/18	1,360,000	1,371,666
4.250% due 03/15/23	6,450,000	6,666,681
7.375% due 11/15/31	14,550,000	17,656,221
Pacific Gas & Electric Co
6.050% due 03/01/34	6,422,000	8,200,990
8.250% due 10/15/18	930,000	1,120,035
PacifiCorp 5.650% due 07/15/18	1,860,000	2,102,937
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,972,511

		55,150,254

Total Corporate Bonds & Notes (Cost $1,228,639,885)		1,279,435,209

SENIOR LOAN NOTES - 2.1%

Consumer Discretionary - 0.8%

Aramark Services Inc Term F 3.250% due 02/24/21 §	2,054,475	2,024,085
CCM Merger Inc Term B 4.500% due 07/31/21 §	1,416,783	1,402,615
Charter Communications Operating LLC
Term F
3.000% due 01/03/21 §	516,876	507,462
Term G
4.250% due 09/12/21 §	2,270,000	2,284,344

	Principal Amount	Value
Hilton Worldwide Finance LLC Term B2 3.500% due 10/25/20 §	$1,052,632	$1,041,842
J Crew Group Inc Term B 4.000% due 03/05/21 §	592,431	558,366
Landry’s Inc Term B 4.000% due 04/24/18 §	1,760,000	1,751,751
Language Line LLC Term B (1st Lien) 6.250% due 06/20/16 §	1,553,304	1,541,331
McGraw Hill Global Education Holdings (1st Lien) 5.750% due 03/22/19 §	920,576	917,556
Michaels Stores Inc Term B 3.750% due 01/28/20 §	2,364,000	2,324,108
New Red Finance Inc Term B 4.500% due 12/12/21 §	2,880,000	2,881,284
Party City Holdings Inc 4.000% due 07/27/19 §	2,211,381	2,167,154
Station Casinos LLC Term B 4.250% due 03/01/20 §	339,109	333,174
The Gymboree Corp 5.000% due 02/23/18 §	2,875,859	1,898,067
Univision Communications Inc Term C4 4.000% due 03/01/20 §	2,826,381	2,769,854
Virgin Media Bristol LLC Term B 3.500% due 06/07/20 §	2,820,000	2,777,700
Wendy’s International Inc Term B 3.250% due 05/15/19 §	3,031,611	3,012,664

		30,193,357

Consumer Staples - 0.2%

Big Heart Pet Brands 3.500% due 03/08/20 §	2,893,381	2,784,879
H.J. Heinz Co
Term B1
3.250% due 06/07/19 §	650,325	645,448
Term B2
3.500% due 06/05/20 §	1,966,719	1,958,634
Supervalu Inc Term B 4.500% due 03/21/19 §	908,277	894,369
The Sun Products Corp 5.500% due 03/18/20 §	980,128	916,420

		7,199,750

Financials - 0.1%

First Data Corp
3.731% due 03/24/18 §	3,257,313	3,196,238
3.731% due 09/24/18 §	1,000,000	981,563
Windsor Financing LLC Term B 6.250% due 12/05/17 §	903,501	908,018

		5,085,819

Health Care - 0.1%

MPH Acquisition Holdings LLC 4.000% due 03/31/21 §	333,333	324,792
Par Pharmaceutical Cos Inc Term B2 4.000% due 09/28/19 §	3,143,323	3,073,908

		3,398,700

Industrials - 0.4%

ADS Waste Holdings Inc 3.750% due 10/09/19 §	1,425,762	1,387,148
American Airlines Inc 3.750% due 06/27/19 §	1,674,500	1,659,011
BakerCorp International Inc 4.250% due 02/07/20 §	975,150	899,576
CSC Holdings LLC Term B 2.731% due 04/17/20 §	1,750,759	1,717,057
Gardner Denver Inc 4.250% due 07/30/20 §	2,498,375	2,348,083

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
INA Beteiligungsgesellschaft mbH Term B (Germany) 4.250% due 05/15/20 §	$2,000,000	$2,003,334
Nielsen Finance LLC Term B2 3.233% due 04/15/21 §	1,202,183	1,198,802
Silver II US Holdings LLC 4.000% due 12/13/19 §	2,723,120	2,535,339

		13,748,350

Information Technology - 0.0%

SunGard Data Systems Inc Term E 4.000% due 03/08/20 §	1,345,768	1,335,675

Materials - 0.0%

FMG Resources Property Ltd Term B (Australia) 3.750% due 06/30/19 §	1,950,325	1,781,704

Telecommunication Services - 0.1%

Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	2,898,513	2,863,491
Telesat Canada Term B2 (Canada) 3.500% due 03/28/19 §	1,462,697	1,440,756
Windstream Corp Term B4 3.500% due 01/23/20 §	915,980	907,107

		5,211,354

Utilities - 0.4%

Energy Future Intermediate Holding Co LLC 4.250% due 06/19/16 §	10,700,000	10,716,724
Equipower Resources Holdings LLC (1st Lien) 4.250% due 12/21/18 §	1,150,019	1,146,185
NRG Energy Inc Term B 2.750% due 07/02/18 §	2,954,887	2,903,177

		14,766,086

Total Senior Loan Notes (Cost $85,177,718)		82,720,795

MORTGAGE-BACKED SECURITIES - 41.4%

Collateralized Mortgage Obligations - Commercial - 5.1%

ACRE Commercial Mortgage Trust
3.157% due 06/15/30 " § ~	490,000	490,976
4.557% due 06/15/30 " § ~	820,000	827,050
Banc of America Commercial Mortgage Trust
5.448% due 09/10/47 "	480,000	503,423
5.638% due 04/10/49 " §	5,030,000	4,998,379
Bear Stearns Commercial Mortgage Securities Trust
5.273% due 12/11/38 "	2,741,000	2,782,056
5.898% due 06/11/50 " §	970,000	987,824
Carefree Portfolio Trust 6.137% due 11/15/19 " § ~	2,000,000	2,002,511
CD Commercial Mortgage Trust 5.398% due 12/11/49 " §	2,310,000	1,937,916
CD Mortgage Trust
5.385% due 01/15/46 " §	2,800,000	2,654,422
5.688% due 10/15/48 "	840,000	820,700
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 " ~	160,000	164,800
Citigroup Commercial Mortgage Trust
2.110% due 01/12/30 " ~	1,419,669	1,435,851
3.372% due 10/10/47 "	2,970,000	3,043,951
4.017% due 10/10/47 "	2,610,000	2,729,495

	Principal Amount	Value
5.482% due 10/15/49 "	$1,350,000	$1,322,839
6.150% due 12/10/49 " §	680,000	674,665
COBALT CMBS Commercial Mortgage Trust 5.526% due 04/15/47 " §	1,225,000	1,317,340
Commercial Mortgage Pass-Through Certificates 2.822% due 10/15/45 "	290,000	290,947
Commercial Mortgage Trust
2.987% due 04/12/35 " § ~	880,000	883,911
3.261% due 06/15/34 " § ~	4,200,000	4,208,186
4.300% due 10/10/46 "	1,030,000	1,105,734
4.755% due 12/10/23 " § ~	430,000	378,156
4.762% due 10/10/46 " §	450,000	493,750
4.857% due 08/15/45 " § ~	2,390,000	2,442,855
5.085% due 10/10/46 " §	220,000	239,061
5.085% due 10/10/46 " § ~	510,000	458,078
5.819% due 07/10/38 " §	2,041,000	2,152,733
Credit Suisse Commercial Mortgage Trust
3.993% due 09/15/38 " § ~	8,000,000	8,015,320
5.373% due 12/15/39 "	4,000,000	3,867,740
5.607% due 01/15/49 " §	3,454,000	3,658,732
5.806% due 06/15/38 " §	1,140,000	1,156,779
Credit Suisse Mortgage Trust
3.953% due 09/15/37 " ~	2,390,000	2,548,206
4.373% due 09/15/37 " ~	3,800,000	3,543,413
EQTY Mortgage Trust 2.507% due 05/08/31 " § ~	2,300,000	2,298,250
Fannie Mae - Aces (IO) 4.207% due 02/25/17 " §	25,093,232	1,721,069
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
1.186% due 04/25/20 " §	23,327,475	1,074,942
1.362% due 06/25/21 " §	10,619,134	701,282
1.565% due 10/25/21 " §	1,417,789	121,589
1.654% due 07/25/21 " §	6,764,633	597,310
1.654% due 06/25/20 " §	681,868	46,246
FREMF Mortgage Trust
3.420% due 06/25/21 " § ~	6,848,401	6,861,758
4.170% due 09/25/22 " § ~	7,396,186	7,415,105
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 " ~	61,062,278	714,368
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 " §	550,000	537,520
Government National Mortgage Association
2.000% due 12/16/49 "	1,793,029	1,786,945
2.250% due 03/16/35 "	1,758,649	1,778,763
2.900% due 06/16/44 " §	3,533,525	3,613,525
Government National Mortgage Association (IO)
0.828% due 08/16/52 " §	9,355,795	591,230
0.933% due 06/16/55 " §	9,461,469	558,317
1.173% due 11/16/55 " §	37,913,124	2,922,438
GS Mortgage Securities Trust
4.772% due 08/10/46 " § ~	730,000	628,381
5.161% due 11/10/46 " §	1,680,000	1,865,545
5.796% due 08/10/45 " §	10,550,000	10,806,903
GS Mortgage Securities Trust (IO) 1.686% due 08/10/44 " § ~	5,589,950	326,638
Hyatt Hotel Portfolio Trust 6.386% due 11/15/19 " § ~	9,900,000	9,904,333
JP Morgan Chase Commercial Mortgage Securities Trust
3.461% due 08/15/27 " § ~	1,450,000	1,444,120
4.061% due 08/15/27 " § ~	5,170,000	5,124,847
5.411% due 05/15/47 "	3,490,000	2,976,097
5.502% due 06/12/47 " §	7,265,000	7,266,260
5.877% due 02/12/51 " §	1,400,000	1,536,530
6.386% due 10/15/29 " § ~	1,900,000	1,906,380

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust
3.914% due 11/15/47 " §	$2,960,000	$3,092,550
3.928% due 11/15/47 " § ~	3,460,000	3,062,981
4.428% due 11/15/47 " §	3,035,000	3,129,841
4.887% due 01/15/47 " §	510,000	566,072
5.081% due 11/15/45 " §	950,000	1,040,040
LB Commercial Mortgage Trust 5.905% due 07/15/44 " §	1,390,000	1,514,116
LB-UBS Commercial Mortgage Trust 6.162% due 09/15/45 " §	790,000	880,274
Merrill Lynch Mortgage Trust
5.802% due 08/12/43 " §	3,190,000	3,240,498
5.837% due 06/12/50 " §	140,000	150,607
ML-CFC Commercial Mortgage Trust
5.378% due 08/12/48 "	5,328,245	5,664,367
5.450% due 08/12/48 " §	3,460,000	3,374,024
6.193% due 09/12/49 " §	3,530,000	3,466,460
Morgan Stanley Bank of America Merrill Lynch Trust
3.214% due 02/15/46 "	404,000	404,603
4.083% due 07/15/46 " § ~	470,000	386,999
Morgan Stanley Bank of America Merrill Lynch Trust (IO) 1.856% due 08/15/45 " § ~	10,491,042	865,915
PFP III Ltd (Cayman) 4.261% due 06/14/31 " § ~	740,000	742,497
UBS-Barclays Commercial Mortgage Trust (IO) 1.849% due 12/10/45 " § ~	9,050,009	931,183
Wachovia Bank Commercial Mortgage Trust
0.362% due 12/15/43 " § ~	558,000	535,275
5.383% due 12/15/43 "	1,220,000	1,296,209
5.413% due 12/15/43 " §	7,660,000	7,823,116
5.632% due 10/15/48 " §	1,335,000	1,366,935
5.660% due 04/15/47 " §	1,490,000	1,546,666
Wells Fargo Commercial Mortgage Trust 3.500% due 07/15/46 " ~	620,000	483,215
WFRBS Commercial Mortgage Trust 4.204% due 11/15/47 " §	3,830,000	4,023,986
WFRBS Commercial Mortgage Trust (IO)
1.085% due 02/15/44 " § ~	15,705,694	468,312
1.319% due 03/15/47 " §	11,206,550	874,352
1.573% due 06/15/45 " § ~	3,154,769	273,654
3.692% due 11/15/47 " ~	4,040,000	3,466,114
4.001% due 06/15/46 " § ~	1,750,000	1,632,463

		197,567,814

Collateralized Mortgage Obligations - Residential - 14.0%

Adjustable Rate Mortgage Trust
0.420% due 03/25/36 " §	762,285	491,369
2.522% due 07/25/35 " §	880,486	849,639
2.575% due 10/25/35 " §	10,260,000	9,360,013
Alternative Loan Trust
0.470% due 12/25/35 " §	2,918,408	2,420,279
5.500% due 06/25/35 "	20,922,525	20,848,648
6.000% due 03/25/27 "	339,211	329,196
6.000% due 05/25/36 "	6,128,655	5,383,846
6.500% due 09/25/34 "	1,007,536	1,016,055
6.500% due 09/25/36 "	2,970,771	2,704,289
16.567% due 06/25/35 " §	9,302,539	11,357,098
27.922% due 07/25/36 " §	2,555,635	4,300,656
Bear Stearns ALT-A Trust 0.870% due 01/25/35 " §	5,599,148	5,477,173
Bear Stearns ARM Trust 2.581% due 10/25/36 " §	439,328	381,866

	Principal Amount	Value
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.350% due 08/25/47 " § ~	$1,020,416	$713,162
0.370% due 01/25/36 " § ~	12,975	12,155
0.400% due 07/25/36 " § ~	135,429	121,834
0.460% due 10/25/35 " § ~	39,689	36,453
0.470% due 08/25/35 " § ~	15,738	14,583
Citigroup Mortgage Loan Trust
2.406% due 02/25/36 " § ~	1,810,226	1,812,283
2.721% due 04/25/37 " §	2,214,208	1,990,921
6.500% due 10/25/36 " ~	3,406,593	2,687,107
CitiMortgage Alternative Loan Trust 6.000% due 01/25/37 "	5,982,479	5,151,393
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35 "	2,887,707	2,949,182
5.750% due 02/25/37 "	11,868,644	10,983,990
Credit Suisse Mortgage Trust
0.352% due 06/27/46 " § ~	21,140,867	10,412,871
2.403% due 01/27/36 " § ~	14,605,290	9,110,429
Fannie Mae
0.520% due 05/25/34 " §	1,117,331	1,121,216
4.000% due 04/25/40 -07/25/40 "	37,500,000	39,439,924
5.500% due 04/25/42 "	8,676,970	9,610,868
6.000% due 05/25/42 "	3,461,068	3,889,128
6.500% due 06/25/39 - 07/25/42 "	7,775,017	8,823,129
7.000% due 05/25/42 "	1,483,294	1,679,852
Fannie Mae (IO)
0.000% due 07/25/36 -12/25/36 "	2,788,082	203,440
1.659% due 10/25/35 "	778,298	47,340
1.759% due 04/25/36 "	618,499	42,080
1.831% due 08/25/44 " §	22,828,879	1,608,288
3.000% due 11/25/26 -09/25/32 "	28,562,798	3,268,054
3.500% due 11/25/41 "	4,508,925	855,861
4.000% due 11/25/41 "	7,527,661	1,643,195
4.500% due 11/25/39 "	1,186,461	215,571
5.000% due 01/25/38 -01/25/39 "	2,441,503	359,042
5.000% due 01/25/39 " §	638,882	82,035
5.500% due 01/25/39 " §	617,480	81,678
5.831% due 07/25/42 " §	943,240	207,209
5.931% due 09/25/42 - 07/25/43 " §	3,519,694	774,884
5.981% due 09/25/41 - 12/25/42 " §	22,244,792	4,109,226
6.000% due 01/25/38 - 07/25/38 "	2,843,112	513,489
6.231% due 09/25/41 " §	4,170,430	843,846
6.311% due 04/25/40 " §	1,789,058	263,534
6.361% due 12/25/40 " §	845,203	131,401
6.411% due 09/25/40 " §	2,890,547	542,420
6.431% due 11/25/36 - 07/25/42 " §	3,763,265	809,490
6.471% due 07/25/41 " §	1,612,549	332,963
6.481% due 02/25/41 - 03/25/42 " §	5,103,877	916,688
Fannie Mae (PO) 0.000% due 03/25/42 "	513,184	470,173
Fannie Mae Connecticut Avenue Securities
3.170% due 07/25/24 " §	23,450,000	21,212,295
5.155% due 11/25/24 " §	6,030,000	6,123,670
5.420% due 10/25/23 " §	8,270,000	8,964,597
Freddie Mac
1.167% due 02/15/32 " §	162,331	167,046
3.500% due 10/15/37 "	2,700,000	2,795,789
4.000% due 12/15/39 "	10,346,417	10,929,086
5.000% due 02/15/30 - 03/15/35 "	25,369,216	27,446,711
5.500% due 07/15/34 "	10,821,553	12,195,799
6.000% due 05/15/36 "	5,763,412	6,550,089
Freddie Mac (IO)
0.250% due 01/15/38 " §	340,516	3,291
3.000% due 09/15/31 - 12/15/31 "	6,382,202	823,599
3.500% due 06/15/27 "	9,695,989	1,170,189
4.000% due 04/15/43 "	2,390,728	391,742
5.789% due 10/15/41 " §	4,394,818	818,065
5.834% due 05/15/44 " §	11,696,693	2,718,674

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
5.869% due 09/15/37 " §	$2,808,011	$335,356
5.889% due 08/15/39 - 08/15/42 " §	4,516,877	687,370
5.939% due 09/15/44 " §	8,487,480	1,988,805
5.989% due 11/15/42 " §	2,562,693	542,022
6.039% due 05/15/39 " §	2,267,566	455,517
6.069% due 01/15/40 " §	666,123	107,818
6.089% due 09/15/42 " §	2,285,362	436,743
6.129% due 11/15/36 " §	1,182,963	202,181
6.439% due 11/15/41 " §	3,947,878	786,549
Freddie Mac Structured Agency Credit Risk Debt Notes
4.670% due 02/25/24 " §	3,590,000	3,557,080
4.920% due 10/25/24 " §	9,520,000	9,418,874
Government National Mortgage Association
0.506% due 08/20/58 " §	21,040,693	20,952,007
0.656% due 03/20/61 " §	3,017,626	3,012,298
1.156% due 05/20/60 " §	817,348	832,863
4.500% due 07/20/39 - 10/20/39 "	18,800,000	20,121,963
5.000% due 07/20/39 - 04/16/40 "	10,490,397	11,537,712
Government National Mortgage Association (IO)
2.625% due 09/20/43 " §	655,017	30,635
2.973% due 11/20/42 " §	961,956	44,427
3.500% due 04/20/27 - 05/20/43 "	10,958,839	1,384,842
5.000% due 11/20/36 - 10/20/44 "	25,990,935	4,972,832
5.435% due 08/20/44 " §	4,397,821	686,367
5.939% due 08/16/42 " §	2,599,402	417,938
5.989% due 06/16/43 " §	6,554,446	1,101,461
6.039% due 10/16/42 " §	3,060,748	583,457
6.315% due 04/20/40 " §	489,472	80,511
6.335% due 03/20/39 " §	1,050,616	131,929
6.385% due 06/20/40 " §	5,569,793	1,163,727
6.389% due 04/16/34 " §	171,523	6,384
6.485% due 01/20/40 " §	763,550	126,630
6.535% due 06/20/43 " §	5,242,516	1,019,347
6.585% due 12/20/39 " §	5,409,441	981,356
GSMPS Mortgage Loan Trust
0.520% due 01/25/35 " § ~	4,008,159	3,388,085
0.520% due 03/25/35 " § ~	1,525,042	1,344,537
0.520% due 09/25/35 " § ~	4,612,124	3,968,060
GSR Mortgage Loan Trust 2.590% due 07/25/35 " §	891,352	850,590
GSR Mortgage Loan Trust (IO) 6.381% due 10/25/36 " §	2,508,120	433,732
Homestar Mortgage Acceptance Corp 0.720% due 01/25/35 " §	764,000	763,022
Impac CMB Trust 0.690% due 11/25/35 " §	4,478,009	3,674,207
IndyMac IMSC Mortgage Loan Trust 0.350% due 07/25/47 " §	10,469,803	7,043,843
IndyMac INDX Mortgage Loan Trust
0.410% due 06/25/37 " §	4,152,594	3,675,407
0.430% due 06/25/35 " §	3,173,499	2,871,724
JP Morgan Alternative Loan Trust 0.450% due 04/25/47 " §	12,639,157	11,271,613
JP Morgan Mortgage Trust 2.550% due 08/25/35 " §	2,300,220	2,266,985
JP Morgan Resecuritization Trust
0.379% due 12/27/36 " § ~	19,320,249	12,930,069
0.379% due 07/27/46 " § ~	32,135,899	17,407,055
Lehman Mortgage Trust
0.920% due 12/25/35 " §	10,503,652	7,686,468
6.000% due 05/25/37 "	790,783	773,441
MASTR Adjustable Rate Mortgages Trust 2.643% due 04/21/34 " §	3,061,510	3,086,471
MASTR Reperforming Loan Trust 7.000% due 08/25/34 " ~	2,198,383	2,254,403
Merrill Lynch Mortgage Investors Trust 2.476% due 06/25/35 " §	4,000,000	3,842,328

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust
2.462% due 07/25/34 " §	$1,161,912	$1,163,261
2.505% due 07/25/35 " §	2,723,218	2,388,534
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 " ~	2,930,828	3,024,191
RAAC Trust 6.000% due 09/25/34 "	80,388	81,550
RBSSP Resecuritization Trust 2.920% due 12/26/35 " § ~	993,278	996,441
Residential Asset Securitization Trust
0.670% due 07/25/36 " §	888,851	652,826
6.000% due 08/25/36 "	2,170,353	1,997,871
Structured Adjustable Rate Mortgage Loan Trust
0.470% due 08/25/37 " §	2,907,825	2,504,841
2.430% due 05/25/34 " §	1,649,991	1,656,639
2.522% due 08/25/36 " §	11,283,105	8,908,847
4.861% due 05/25/36 " §	4,525,447	3,539,208
Wachovia Mortgage Loan Trust 0.335% due 01/25/37 " §	1,424,338	1,056,729
WaMu Mortgage Pass-Through Certificates Trust
0.460% due 10/25/45 " §	4,448,330	4,109,479
0.490% due 08/25/45 " §	6,923,558	6,632,983
0.720% due 07/25/44 " §	600,266	561,968
1.732% due 10/25/36 " §	2,206,356	1,857,590
2.402% due 02/25/33 " §	1,226,331	1,214,697
2.406% due 09/25/33 " §	392,642	406,291
4.568% due 07/25/37 " §	6,676,743	6,249,792
Washington Mutual Mortgage Pass-Through Certificates Trust
0.813% due 01/25/47 " §	10,190,256	7,320,853
6.000% due 07/25/36 "	1,167,917	900,484
Wells Fargo Mortgage Loan Trust 2.550% due 08/27/35 § " ~	2,943,552	2,967,251
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	2,955,554	2,999,279
6.000% due 08/25/37 "	2,348,099	2,322,106

		538,865,908

Fannie Mae - 13.9%

2.500% due 01/01/28 - 01/01/30 "	10,382,939	10,580,798
3.000% due 01/01/30 - 02/01/43 "	93,774,497	96,752,219
3.500% due 01/01/30 - 01/01/45 "	93,841,606	98,071,552
4.000% due 10/01/42 - 01/01/45 "	131,866,113	140,824,532
4.500% due 04/01/23 - 01/01/45 "	115,663,860	126,360,991
5.000% due 07/01/33 - 01/01/45 "	40,960,301	45,383,312
5.500% due 04/01/37 - 11/01/38 "	5,804,435	6,505,893
6.000% due 04/01/33 - 08/01/37 "	1,119,690	1,279,168
6.500% due 05/01/40 "	6,351,823	7,237,820
7.000% due 02/01/39 "	3,191,893	3,595,943

		536,592,228

Freddie Mac - 3.1%

2.060% due 06/01/37 " §	1,198,827	1,270,018
2.134% due 07/01/37 " §	266,391	283,914
2.243% due 06/01/37 " §	45,577	47,594
2.245% due 06/01/37 " §	103,274	108,383
2.375% due 11/01/36 " §	567,464	608,088
2.490% due 01/01/37 " §	105,534	113,153
3.500% due 01/01/30 - 01/01/45 "	18,289,030	19,131,377
4.000% due 10/01/25 - 04/01/43 "	19,157,912	20,497,421
4.500% due 08/01/40 - 01/01/45 "	35,969,559	39,563,282
5.000% due 12/01/35 - 11/01/41 "	14,973,329	16,550,197
5.500% due 08/01/37 - 12/01/38 "	4,465,843	5,000,623
6.000% due 10/01/36 - 11/01/39 "	11,019,392	12,495,231
6.500% due 09/01/39 "	1,991,551	2,279,899
7.000% due 03/01/39 "	928,992	1,050,973

		119,000,153

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Government National Mortgage Association - 5.3%

0.786% due 08/20/60 " §	$983,747	$989,104
3.500% due 01/01/45 "	91,400,000	95,910,063
4.000% due 01/01/45 "	23,700,000	25,405,642
4.500% due 01/20/40 - 07/20/41 "	31,297,858	34,349,844
5.000% due 01/15/40 - 11/20/40 "	24,996,809	27,822,930
5.500% due 06/15/36 "	876,048	988,797
6.000% due 06/20/35 - 03/20/42 "	14,548,935	16,438,090
6.500% due 10/20/37 "	1,433,307	1,622,634

		203,527,104

Total Mortgage-Backed Securities (Cost $1,582,102,449)		1,595,553,207

ASSET-BACKED SECURITIES - 3.9%

ACE Securities Corp Home Equity Loan Trust 0.950% due 04/25/34 " §	2,115,946	2,021,588
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates 1.190% due 04/25/34 " §	1,813,164	1,709,364
Argent Securities Inc Asset-Backed Pass-Through Certificates 1.055% due 10/25/34 " §	6,886,597	6,447,666
Asset-Backed Pass-Through Certificates 0.845% due 04/25/34 " §	1,714,340	1,693,722
Asset-Backed Securities Corp Home Equity Loan Trust 0.950% due 06/25/34 " §	787,924	787,197
Avis Budget Rental Car Funding AESOP LLC
1.920% due 09/20/19 " ~	1,770,000	1,753,243
2.100% due 03/20/19 " ~	2,300,000	2,302,661
2.970% due 02/20/20 " ~	2,540,000	2,606,867
Bear Stearns Asset-Backed Securities Trust 0.740% due 09/25/34 " §	746,728	735,718
Citigroup Mortgage Loan Trust 0.240% due 05/25/37 " §	395,845	304,902
Citigroup Mortgage Loan Trust Inc
0.320% due 08/25/36 " §	585,766	572,766
0.600% due 07/25/35 " §	938,787	932,572
Countrywide Home Equity Loan Trust 0.302% due 11/15/36 " §	222,715	190,644
Credit-Based Asset Servicing & Securitization LLC 0.950% due 07/25/33 " §	1,339,474	1,258,346
Greenpoint Manufactured Housing
2.907% due 03/18/29 " §	1,925,000	1,702,133
3.520% due 06/19/29 " §	625,000	559,062
3.655% due 02/20/30 " §	675,000	587,452
7.270% due 06/15/29 "	3,817,174	3,854,193
GSAA Home Equity Trust 0.330% due 07/25/36 " §	2,475,233	1,335,366
HERO Funding Trust 3.990% due 09/21/40 " ~	11,010,000	10,964,397
Hertz Vehicle Financing LLC 1.830% due 08/25/19 " ~	2,420,000	2,390,250
HLSS Servicer Advance Receivables Backed Notes 1.981% due 11/15/46 " ~	4,440,000	4,397,105
JGWPT XXXIII LLC 3.500% due 06/15/77 " ~	7,841,166	7,976,003
Lehman XS Trust 5.149% due 05/25/37 " §	18,072,838	14,307,904
Manufactured Housing Contract Trust Pass-Through Certificates
3.661% due 03/13/32 " §	2,050,000	1,868,690
3.662% due 02/20/32 " §	1,225,000	1,132,059

	Principal Amount	Value
National Collegiate Student Loan Trust
0.440% due 03/26/29 " §	$9,000,000	$8,263,669
1.020% due 03/25/38 " §	21,820,000	14,127,750
Nelnet Education Loan Funding Inc 1.090% due 02/25/39 " §	3,650,000	3,528,539
NovaStar Mortgage Funding Trust 1.230% due 12/25/33 " §	1,343,863	1,269,708
Origen Manufactured Housing Contract Trust
2.497% due 04/15/37 " §	9,674,592	8,641,993
2.645% due 10/15/37 " §	15,923,027	14,365,769
PAMCO CLO 7.910% due 08/06/15 " Y	1,443,831	332,081
RAMP Trust
0.440% due 10/25/36 " §	4,182,000	3,522,260
0.580% due 11/25/35 " §	1,959,144	1,935,756
5.350% due 02/25/33 " §	1,259,570	1,264,699
RASC Trust 0.320% due 06/25/36 " §	679,056	676,818
Saxon Asset Securities Trust 0.845% due 05/25/35 " §	2,431,279	2,333,491
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 " ~	7,052,280	7,127,315
SLM Student Loan Trust 0.984% due 10/25/28 " §	4,245,000	3,883,734
Structured Asset Investment Loan Trust 1.170% due 10/25/33 " §	3,201,039	3,054,332

Total Asset-Backed Securities (Cost $142,639,815)		148,719,784

U.S. GOVERNMENT AGENCY ISSUES - 2.4%

Fannie Mae
2.890% due 10/09/19	30,610,000	27,552,979
6.625% due 11/15/30	15,850,000	23,573,879
Financing Corp Strips
0.000% due 08/03/18	280,000	263,959
1.350% due 08/03/18	680,000	644,351
1.630% due 03/07/19	2,060,000	1,907,410
2.460% due 12/27/18	10,969,000	10,261,335
3.580% due 11/02/18	12,210,000	11,439,354
4.040% due 12/06/18	5,350,000	5,021,499
4.210% due 09/26/19	5,315,000	4,859,977
Tennessee Valley Authority 5.250% due 09/15/39	6,320,000	8,076,208

Total U.S. Government Agency Issues (Cost $88,622,092)		93,600,951

U.S. TREASURY OBLIGATIONS - 11.1%

U.S. Treasury Bonds - 6.0%

3.000% due 11/15/44	27,850,000	29,277,312
3.125% due 08/15/44	119,390,000	128,558,794
3.375% due 05/15/44	13,180,000	14,852,213
3.625% due 02/15/44	49,340,000	58,124,839
3.750% due 11/15/43	210,000	252,689

		231,065,847

U.S. Treasury Inflation Protected Securities - 2.2%

0.125% due 07/15/24 ^	14,810,444	14,296,122
0.625% due 01/15/24 ^	14,369,359	14,468,148
0.625% due 02/15/43 ^	16,473,160	15,569,064
1.375% due 02/15/44 ^	7,030,065	7,993,676
2.125% due 02/15/40 ^	4,822,898	6,278,058
2.375% due 01/15/25 ^	21,591,601	25,407,247

		84,012,315

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
U.S. Treasury Notes - 2.8%

0.875% due 11/15/17	$630,000	$626,776
1.500% due 07/31/16	360,000	365,492
1.500% due 11/30/19	900,000	894,164
1.625% due 04/30/19	3,270,000	3,281,242
1.625% due 12/31/19	20,820,000	20,790,727
1.750% due 09/30/19	3,250,000	3,268,788
2.000% due 05/31/21	110,000	110,503
2.250% due 11/15/24	10,830,000	10,904,456
2.375% due 08/15/24	65,630,000	66,811,865

		107,054,013

U.S. Treasury Strips - 0.1%

7.530% due 02/15/43	14,660,000	6,608,083

Total U.S. Treasury Obligations (Cost $411,124,134)		428,740,258

FOREIGN GOVERNMENT BONDS & NOTES - 6.2%

Brazil Notas do Tesouro Nacional ‘B’ (Brazil) 6.000% due 08/15/50 ^	BRL 11,185,000	10,320,943
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/17	60,537,000	21,749,298
Brazilian Government (Brazil) 4.250% due 01/07/25	$3,200,000	3,204,000
Colombia Government (Colombia) 5.625% due 02/26/44	4,740,000	5,356,200
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	1,490,000	1,475,100
4.875% due 05/05/21 ~	5,660,000	6,006,675
5.375% due 10/17/23 ~	400,000	438,000
5.875% due 03/13/20 ~	260,000	289,250
5.875% due 01/15/24 ~	973,000	1,101,923
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 664,671,300	47,347,528
7.750% due 11/13/42	606,337,500	47,429,596
10.000% due 12/05/24	109,240,000	9,716,513
Mexico Government (Mexico) 5.550% due 01/21/45	$18,320,000	21,342,800
New Zealand Government (New Zealand) 3.000% due 04/15/20 ~	NZD 13,100,000	9,935,078
Poland Government (Poland) 4.000% due 01/22/24	$10,340,000	11,025,025
Portugal Government (Portugal) 5.125% due 10/15/24 ~	6,500,000	6,834,867
Russian Government (Russia) 7.500% due 03/31/30 § ~	8,471,115	8,805,724
South Africa Government (South Africa) 5.875% due 09/16/25	8,215,000	9,276,789
Turkey Government (Turkey)
5.625% due 03/30/21	4,241,000	4,681,004
5.750% due 03/22/24	4,610,000	5,174,725
6.250% due 09/26/22	2,498,000	2,857,087
6.625% due 02/17/45	4,200,000	5,175,450
7.000% due 03/11/19	580,000	663,375
7.500% due 11/07/19	200,000	234,950

Total Foreign Government Bonds & Notes (Cost $249,490,277)		240,441,900

	Principal Amount	Value
MUNICIPAL BONDS - 0.1%

Northstar Education Finance Inc DE 1.658% due 01/29/46 §	$2,500,000	$2,334,512

Total Municipal Bonds (Cost $2,085,758)		2,334,512

PURCHASED OPTIONS - 0.0%
(See Note (f) in Notes to Schedule of Investments) (Cost $1,373,562)		1,018,038

SHORT-TERM INVESTMENTS - 10.2%

U.S. Government Agency Issues - 9.6%

Fannie Mae
0.035% due 01/14/15	56,185,000	56,184,831
0.059% due 03/25/15	25,000,000	24,998,850
0.061% due 03/18/15	25,000,000	24,998,950
0.091% due 02/02/15	12,500,000	12,499,838
0.100% due 05/13/15	50,000,000	49,989,650
Federal Home Loan Bank
0.025% due 01/21/15	35,000,000	34,999,825
0.157% due 08/18/15	10,000,000	9,992,270
Freddie Mac
0.046% due 01/20/15	50,000,000	49,999,750
0.059% due 03/23/15	25,000,000	24,998,900
0.101% due 05/18/15	20,000,000	19,995,700
0.103% due 05/26/15	25,000,000	24,994,300
0.130% due 06/08/15	10,000,000	9,996,510
0.190% due 11/16/15	25,000,000	24,963,550

		368,612,924

U.S. Treasury Bills - 0.6%

0.030% due 03/26/15	25,000,000	24,999,275

Total Short-Term Investments (Cost $393,577,133)		393,612,199

TOTAL INVESTMENTS - 110.8% (Cost $4,192,099,995)		4,273,857,288

OTHER ASSETS & LIABILITIES, NET - (10.8%)		(416,576,262)

NET ASSETS - 100.0%		$3,857,281,026

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	41.4%
Corporate Bonds & Notes	33.2%
U.S. Treasury Obligations	11.1%
Short-Term Investments	10.2%
Foreign Government Bonds & Notes	6.2%
Asset-Backed Securities	3.9%
Others (each less than 3.0%)	4.8%

	110.8%
Other Assets & Liabilities, Net	(10.8%	)

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	An investment with a value of $332,081 or less than 0.1% of the portfolio’s net assets was in default as of December 31, 2014.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-BTP (03/15)	58	$104,457
Eurodollar (12/15)	753	(421,810)
Eurodollar (06/16)	1,723	718,763
Eurodollar (12/16)	200	49,350
Eurodollar (03/17)	157	16,427
U.S. Treasury 5-Year Notes (03/15)	5,440	(1,097,139)
U.S. Treasury 30-Year Bonds (03/15)	1,013	6,441,684

		5,811,732

Short Futures Outstanding
Euro-Bund (03/15)	305	(931,767)
Eurodollar (03/15)	1,190	70,507
Eurodollar (06/18)	1,011	(1,640,723)
Euro FX (03/15)	327	1,400,950
JPY FX (03/15)	359	425,602
U.S. Treasury 2-Year Notes (03/15)	19	4,688
U.S. Treasury 10-Year Notes (03/15)	3,964	(382,320)
U.S. Treasury 30-Year Bonds (03/15)	1,544	(2,239,752)

		(3,292,815)

Total Futures Contracts		$2,518,917

(e)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	23,538,462	USD	29,368,232	02/15	BOA	($874,282)
JPY	894,022,833	USD	7,810,857	02/15	CIT	(344,581)
USD	19,254,390	EUR	15,383,833	02/15	CIT	631,840
USD	25,820,343	EUR	20,612,000	02/15	MSC	868,954
USD	6,821,312	EUR	5,464,866	02/15	UBS	205,942
USD	10,131,850	JPY	1,083,500,000	01/15	JPM	1,085,336
USD	14,470,584	JPY	1,636,529,000	02/15	BRC	803,397
USD	17,410,000	MXN	259,017,275	03/15	BRC	(67,851)
USD	5,727,000	MXN	83,803,191	03/15	BRC	72,840

Total Forward Foreign Currency Contracts						$2,381,595

(f)	Purchased options outstanding as of December 31, 2014 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CDX IG 23 5Y	0.600%	01/21/15	BNP	$75,720,000	$98,436	$13,667

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - MXN versus USD	MXN 14.36	03/12/15	BRC	$60,460,000	$516,328	$330,427
Put - MXN versus USD	14.12	03/17/15	BRC	19,090,000	170,283	49,701

					$686,611	$380,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - U.S. Treasury 10-Year Notes (02/15)	$126.50	01/23/15	CME	122	$56,631	$93,407
Call - U.S. Treasury 30-Year Bonds (02/15)	145.00	01/23/15	CME	30	24,004	27,655
Call - Eurodollar Midcurve 2-Year Notes (03/15)	98.25	03/13/15	CME	196	51,274	35,525

					131,909	156,587

Put - U.S. Treasury 10-Year Notes (02/15)	125.00	01/23/15	CME	92	16,643	8,625
Put - U.S. Treasury 10-Year Notes (02/15)	127.00	01/23/15	CME	440	289,430	316,250
Put - U.S. Treasury 30-Year Bonds (02/15)	143.00	01/23/15	CME	2	1,475	1,031
Put - U.S. Treasury 30-Year Bonds (02/15)	144.00	01/23/15	CME	162	149,058	141,750

					456,606	467,656

					$588,515	$624,243

Total Purchased Options					$1,373,562	$1,018,038

(g)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2013	1,109	-	$575,255
Call Options Written	24,736	30,600,000	11,643,361
Put Options Written	19,214	-	8,369,893
Call Options Exercised	(7,705)	(30,600,000)	(3,726,844)
Put Options Exercised	(2,677)	-	(1,055,620)
Call Options Expired	(10,616)	-	(4,197,045)
Put Options Expired	(12,167)	-	(5,077,830)
Call Options Closed	(3,607)	-	(1,933,309)
Put Options Closed	(3,272)	-	(1,658,764)

Outstanding, December 31, 2014	5,015	-	$2,939,097

(h)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - EUR FX (01/15)	$1.25	01/09/15	CME	69	$100,676	($2,156)
Call - JPY/USD (01/15)	86.00	01/09/15	CME	129	160,831	(14,512)
Call - U.S. Treasury 5-Year Notes (02/15)	118.75	01/23/15	CME	183	53,733	(84,352)
Call - U.S. Treasury 5-Year Notes (02/15)	119.75	01/23/15	CME	61	8,856	(5,719)
Call - U.S. Treasury 10-Year Notes (02/15)	127.00	01/23/15	CME	65	27,367	(33,516)
Call - U.S. Treasury 10-Year Notes (02/15)	127.50	01/23/15	CME	440	181,195	(144,375)
Call - U.S. Treasury 10-Year Notes (02/15)	128.00	01/23/15	CME	233	134,883	(47,328)
Call - U.S. Treasury 10-Year Notes (02/15)	128.50	01/23/15	CME	91	51,376	(12,797)
Call - U.S. Treasury 10-Year Notes (02/15)	129.00	01/23/15	CME	61	10,286	(5,719)
Call - U.S. Treasury 30-Year Bonds (02/15)	143.00	01/23/15	CME	285	262,340	(592,266)
Call - U.S. Treasury 30-Year Bonds (02/15)	144.00	01/23/15	CME	184	145,996	(264,500)
Call - U.S. Treasury 30-Year Bonds (02/15)	146.00	01/23/15	CME	286	179,680	(160,875)
Call - U.S. Treasury 30-Year Bonds (02/15)	147.00	01/23/15	CME	153	127,268	(52,594)
Call - U.S. Treasury 10-Year Notes (03/15)	125.50	02/20/15	CME	21	15,026	(36,094)
Call - U.S. Treasury 10-Year Notes (03/15)	127.00	02/20/15	CME	61	40,786	(51,469)
Call - U.S. Treasury 10-Year Notes (03/15)	127.50	02/20/15	CME	452	231,594	(289,562)
Call - U.S. Treasury 10-Year Notes (03/15)	128.00	02/20/15	CME	279	145,140	(135,140)
Call - U.S. Treasury 10-Year Notes (03/15)	129.00	02/20/15	CME	412	174,411	(115,875)
Call - JPY/USD (03/15)	87.00	03/06/15	CME	104	158,262	(62,400)

					2,209,706	(2,111,249)

Put - U.S. Treasury 5-Year Notes (02/15)	118.75	01/23/15	CME	123	45,241	(34,594)
Put - U.S. Treasury 10-Year Notes (02/15)	125.50	01/23/15	CME	167	68,473	(28,703)
Put - U.S. Treasury 10-Year Notes (02/15)	126.50	01/23/15	CME	250	113,655	(117,187)
Put - U.S. Treasury 30-Year Bonds (02/15)	142.00	01/23/15	CME	1	559	(297)
Put - JPY/USD (02/15)	82.00	02/06/15	CME	32	45,096	(25,600)
Put - U.S. Treasury 10-Year Notes (03/15)	121.50	02/20/15	CME	21	17,979	(984)
Put - U.S. Treasury 10-Year Notes (03/15)	123.00	02/20/15	CME	152	60,069	(14,250)
Put - U.S. Treasury 10-Year Notes (03/15)	124.50	02/20/15	CME	253	171,162	(55,344)
Put - U.S. Treasury 10-Year Notes (03/15)	125.00	02/20/15	CME	447	207,157	(132,703)

					729,391	(409,662)

Total Written Options					$2,939,097	($2,520,911)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(i)	Swap agreements outstanding as of December 31, 2014 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation
CDX HY 22 5Y Index	5.000%	06/20/19	CME	$59,400	$4,176	$3,594	$582

Credit Default Swaps on Credit Indices – Sell Protection (2)
Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 22 5Y Index	1.000%	06/20/19	CME	$27,720,000	$507,709	$410,901	$96,808
CDX IG 23 5Y Index	1.000%	12/20/19	CME	16,660,000	270,628	226,350	44,278
CDX HY 23 5Y Index	5.000%	12/20/19	CME	31,040,000	1,968,569	2,105,839	(137,270)

					$2,746,906	$2,743,090	$3,816

Total Swap Agreements					$2,751,082	$2,746,684	$4,398

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(j)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$7,680,435	$7,680,435	$-	$-
	Corporate Bonds & Notes	1,279,435,209	-	1,278,228,406	1,206,803
	Senior Loan Notes	82,720,795	-	82,720,795	-
	Mortgage-Backed Securities	1,595,553,207	-	1,576,029,907	19,523,300
	Asset-Backed Securities	148,719,784	-	137,423,306	11,296,478
	U.S. Government Agency Issues	93,600,951	-	93,600,951	-
	U.S. Treasury Obligations	428,740,258	-	428,740,258	-
	Foreign Government Bonds & Notes	240,441,900	-	240,441,900	-
	Municipal Bonds	2,334,512	-	2,334,512	-
	Short-Term Investments	393,612,199	-	393,612,199	-
	Derivatives:
	Credit Contracts
	Purchased Options	13,667	-	13,667	-
	Swaps	2,751,082	-	2,751,082	-

	Total Credit Contracts	2,764,749	-	2,764,749	-

	Foreign Currency Contracts
	Futures	1,826,552	1,826,552	-	-
	Forward Foreign Currency Contracts	3,668,309	-	3,668,309	-
	Purchased Options	380,128	-	380,128	-

	Total Foreign Currency Contracts	5,874,989	1,826,552	4,048,437	-

	Interest Rate Contracts
	Futures	7,405,876	7,405,876	-	-
	Purchased Options	624,243	624,243	-	-

	Total Interest Rate Contracts	8,030,119	8,030,119	-	-

	Total Assets - Derivatives	16,669,857	9,856,671	6,813,186	-

	Total Assets	4,289,509,107	17,537,106	4,239,945,420	32,026,581

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,286,714)	-	(1,286,714)	-
	Written Options	(104,668)	(104,668)	-	-

	Total Foreign Currency Contracts	(1,391,382)	(104,668)	(1,286,714)	-

	Interest Rate Contracts
	Futures	(6,713,511)	(6,713,511)	-	-
	Written Options	(2,416,243)	(2,416,243)	-	-

	Total Interest Rate Contracts	(9,129,754)	(9,129,754)	-	-

	Total Liabilities - Derivatives	(10,521,136)	(9,234,422)	(1,286,714)	-

	Total Liabilities	(10,521,136)	(9,234,422)	(1,286,714)	-

	Total	$4,278,987,971	$8,302,684	$4,238,658,706	$32,026,581

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 3.4%

Consumer Staples - 0.8%

Reynolds Group Issuer Inc
5.750% due 10/15/20	$1,000,000	$1,030,000
8.500% due 05/15/18	2,000,000	2,050,000

		3,080,000

Materials - 1.5%

Beverage Packaging Holdings II SA (Luxembourg) 5.625% due 12/15/16 ~	2,000,000	1,965,000
Hexion US Finance Corp 6.625% due 04/15/20	4,000,000	3,940,000

		5,905,000

Telecommunication Services - 1.1%

Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	1,000,000	1,006,250
8.125% due 06/01/23	3,000,000	3,075,000

		4,081,250

Total Corporate Bonds & Notes (Cost $13,524,497)		13,066,250

SENIOR LOAN NOTES - 93.2%

Consumer Discretionary - 27.1%

24 Hour Fitness Worldwide Inc Term B 4.750% due 05/28/21 §	2,487,500	2,401,992
Acosta Holdco Inc 5.000% due 09/26/21 §	1,000,000	999,750
Advantage Sales & Marketing Inc
4.250% due 07/23/21 §	32,177	31,906
(1st Lien)
4.250% due 07/23/21 §	965,323	957,178
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	1,173,431	1,164,264
Brickman Group Ltd LLC
(1st Lien)
4.000% due 12/18/20 §	994,987	971,046
(2nd Lien)
7.500% due 12/17/21 §	4,428,083	4,347,824
Burlington Coat Factory Warehouse Corp Term B3 4.250% due 08/13/21 §	1,892,708	1,876,147
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	5,947,444	5,645,117
Caesars Growth Properties Holdings LLC 6.250% due 05/08/21 §	2,985,000	2,771,074
CEC Entertainment Concepts LP 4.000% due 02/14/21 §	5,582,813	5,452,549
Charter Communications Operating LLC Term G 4.250% due 09/12/21 §	2,750,000	2,767,377
Clear Channel Communications Inc Term D 6.919% due 01/30/19 §	3,990,424	3,769,705
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	6,500,000	6,414,688
CS Intermediate Holdco 2 LLC Term B 4.000% due 04/04/21 §	1,741,250	1,722,749
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	5,486,250	5,453,678
Golden Nugget Inc
5.500% due 11/21/19 §	594,000	589,916
Term B
5.500% due 11/21/19 §	1,386,000	1,376,471

	Principal Amount	Value
Great Wolf Resorts Inc Term B 5.750% due 08/06/20 §	$3,952,468	$3,940,117
Hilton Worldwide Finance LLC Term B2 3.500% due 10/26/20 §	1,644,737	1,627,878
Interactive Data Corp 4.750% due 05/02/21 §	2,736,250	2,723,253
Jo-Ann Stores Inc 4.000% due 03/16/18 §	3,482,278	3,395,222
La Quinta Intermediate Holdings LLC Term B 4.000% due 04/14/21 §	676,924	669,816
Leonardo Acquisition Corp 4.250% due 01/31/21 §	4,124,238	4,036,598
Leslie’s Poolmart Inc 4.250% due 10/16/19 §	5,703,758	5,554,035
Michaels Stores Inc Term B2 4.000% due 01/28/20 §	2,992,500	2,955,094
National Vision Inc (1st Lien) 4.000% due 03/12/21 §	4,994	4,844
New Red Finance Inc Term B 4.500% due 12/12/21 §	6,500,000	6,502,899
Nine West Holdings Inc
6.250% due 01/08/20 §	2,000,000	1,800,000
Term B
4.750% due 10/08/19 §	2,236,880	2,098,473
Norwegian Cruise Line Holdings Ltd Term B 4.000% due 10/30/21 §	1,000,000	1,002,500
NPC International Inc Term B due 12/28/18 µ	498,718	486,250
Playa Resorts Holding BV Term B (Netherlands) 4.000% due 08/06/19 §	987,500	972,688
SGMS Escrow Corp Incremental Term B2 6.000% due 10/01/21 §	500,000	493,750
Spin Holdco Inc Term B 4.250% due 11/14/19 §	4,945,059	4,877,065
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	2,480,000	2,474,420
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	5,457,534	5,353,688
The ServiceMaster Co LLC Term B 4.250% due 07/01/21 §	2,493,750	2,452,902
Tribune Co 4.000% due 12/27/20 §	3,181,292	3,139,538

		105,274,461

Consumer Staples - 12.5%

Albertson’s Holdings LLC
Term B3
4.000% due 08/25/19 §	1,000,000	997,000
Term B4
4.500% due 08/25/21 §	2,000,000	2,003,750
Albertson’s LLC Term B2 4.750% due 03/21/19 §	4,711,984	4,692,349
Arysta LifeScience SPC LLC
(1st Lien)
4.500% due 05/29/20 §	7,206,061	7,176,033
(2nd Lien)
8.250% due 11/30/20 §	1,500,000	1,499,063
BJ’s Wholesale Club Inc
(1st Lien)
4.500% due 09/26/19 §	2,202,110	2,168,160
(2nd Lien)
8.500% due 03/26/20 §	2,050,000	2,022,667
GOBP Holdings Inc
(2nd Lien)
9.250% due 10/21/22 §	750,000	741,563
Term B
5.750% due 10/21/21 §	1,250,000	1,253,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
New Albertson’s Inc 4.750% due 06/27/21 §	$2,743,125	$2,707,980
Performance Food Group Co (2nd Lien) 6.250% due 11/14/19 §	2,955,000	2,906,981
Reddy Ice Corp (1st Lien) 6.751% due 05/01/19 §	2,962,349	2,614,273
Reynolds Group Holdings Inc 4.000% due 12/01/18 §	1,782,895	1,754,719
Rite Aid Corp (2nd Lien) 5.750% due 08/21/20 §	2,000,000	2,011,250
Smart & Final Stores LLC (1st Lien) 4.750% due 11/15/19 §	2,282,465	2,259,640
Sprouts Farmers Markets Holdings LLC
due 04/23/20 µ	2,284,593	2,283,165
4.000% due 04/23/20 §	4,424,711	4,421,946
US Foods Inc 4.500% due 03/31/19 §	4,925,000	4,903,453

		48,417,117

Energy - 4.6%

American Energy-Marcellus LLC (1st Lien) 5.250% due 08/04/20 §	1,500,000	1,327,500
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	1,409,886	1,332,343
Drillships Ocean Ventures Inc Term B 5.500% due 07/25/21 §	1,496,250	1,213,833
Expro FinServices SARL 5.750% due 09/02/21 §	2,244,375	1,840,387
Fieldwood Energy LLC (2nd Lien) 8.375% due 09/30/20 §	1,150,000	846,975
HGIM Corp Term B 5.500% due 06/18/20 §	3,209,375	2,607,617
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	360,398	357,695
Samson Investment Co (2nd Lien) 5.000% due 09/25/18 §	6,250,000	4,942,706
Seadrill Partners Finco LLC Term B 4.000% due 02/21/21 §	4,461,823	3,484,684

		17,953,740

Financials - 5.3%

AmWINS Group LLC 5.000% due 09/06/19 §	1,212,721	1,209,689
Hub International Ltd Term B 4.250% due 10/02/20 §	4,203,238	4,093,953
Realogy Corp Term B 3.750% due 03/05/20 §	2,947,725	2,905,965
Stockbridge SBE Holdings LLC Term B 13.000% due 05/02/17 §	4,298,000	3,954,160
TransUnion LLC 4.000% due 04/09/21 §	3,473,750	3,432,499
USI Inc Term B 4.250% due 12/27/19 §	4,936,259	4,852,960

		20,449,226

Health Care - 5.3%

Biomet Inc Term B2 due 07/25/17 µ	7,500,000	7,477,342
Catalent Pharma Solutions Inc Term B 4.250% due 05/20/21 §	2,736,251	2,728,270
Community Health Systems Inc Term D 4.250% due 01/27/21 §	3,479,962	3,477,547
Par Pharmaceutical Cos Inc Term B2 4.000% due 09/30/19 §	4,977,252	4,867,339
Valeant Pharmaceuticals International Inc Series E Term B (Canada) 3.500% due 08/05/20 §	2,141,313	2,125,698

		20,676,196

	Principal Amount	Value
Industrials - 23.4%

AlixPartners LLP
(2nd Lien)
9.000% due 07/10/21 §	$2,700,000	$2,731,501
Term B2
4.000% due 07/10/20 §	3,240,625	3,204,168
Allflex Holdings III Inc
(1st Lien)
4.250% due 07/17/20 §	2,468,750	2,419,375
(2nd Lien)
8.000% due 07/19/21 §	3,500,000	3,412,500
Allied Security Holdings LLC
(1st Lien)
4.250% due 02/12/21 §	1,099,241	1,083,211
(2nd Lien)
8.000% due 08/13/21 §	2,133,562	2,106,892
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	4,421,250	4,299,666
Atkore International Inc (1st Lien) 4.500% due 04/09/21 §	2,985,000	2,936,494
Bombardier Recreational Products Inc Term B (Canada) 4.000% due 01/30/19 §	1,500,000	1,473,750
Camp International Holding Co
(1st Lien)
4.750% due 05/31/19 §	1,933,474	1,929,848
(2nd Lien)
8.250% due 11/30/19 §	1,500,000	1,496,250
Capital Safety North America Holdings Inc (2nd Lien) 6.500% due 03/28/22 §	750,000	716,250
Crosby US Acquisition Corp (2nd Lien) 7.000% due 11/22/21 §	1,000,000	950,000
Doosan Infracore International Inc Term B due 05/28/21 µ	1,840,756	1,831,552
4.500% due 05/28/21 §	3,673,458	3,655,091
Gates Global Inc Term B 4.250% due 07/05/21 §	6,982,500	6,809,187
GYP Holdings III Corp
(1st Lien)
4.750% due 04/01/21 §	5,472,494	5,342,522
(2nd Lien)
7.750% due 04/01/22 §	1,250,000	1,234,375
Husky Injection Molding Systems Ltd (1st Lien) (Canada) 4.250% due 06/30/21 §	1,494,297	1,455,071
LM U.S. Corp Acquisition Inc
4.750% due 10/25/19 §	75,678	74,669
(1st Lien)
4.750% due 10/25/19 §	1,906,731	1,881,309
(2nd Lien)
8.250% due 01/25/21 §	3,500,000	3,406,665
Maxim Crane Works LP (2nd Lien) 10.250% due 11/26/18 §	3,250,000	3,290,625
McJunkin Red Man Corp 5.000% due 11/08/19 §	2,957,513	2,765,274
Neff Rental LLC (2nd Lien) 7.250% due 06/09/21 §	1,666,087	1,645,261
Ply Gem Industries Inc 4.000% due 02/01/21 §	3,842,828	3,770,775
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	5,693,031	5,583,440
Roofing Supply Group LLC 5.000% due 05/31/19 §	4,964,556	4,865,265
Silver II US Holdings LLC 4.000% due 12/13/19 §	5,680,424	5,288,714
Tecomet Inc (1st Lien) due 12/05/21 µ	1,500,000	1,447,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Transdigm Inc
Term C
3.750% due 02/28/20 §	$5,176,465	$5,096,659
Term D
3.750% due 06/04/21 §	995,000	978,583
WTG Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	1,980,000	1,955,250

		91,137,692

Information Technology - 3.1%

Applied Systems Inc
(1st Lien)
4.250% due 01/25/21 §	495,000	487,451
(2nd Lien)
7.500% due 01/23/22 §	3,000,000	2,975,001
CCC Information Services Inc 4.000% due 12/20/19 §	3,238,502	3,155,515
Excelitas Technologies Corp (1st Lien) 6.000% due 10/31/20 §	2,051,756	2,041,497
Infor US Inc Term B5 3.750% due 06/03/20 §	3,643,280	3,539,676

		12,199,140

Materials - 9.2%

Ardagh Holdings USA Inc 4.000% due 12/17/19 §	3,970,000	3,905,488
Berry Plastics Holding Corp Term E 3.750% due 01/06/21 §	1,359,167	1,328,019
BWAY Holding Co Inc Term B 5.550% due 08/14/20 §	4,976,870	4,956,654
CD&R Millennium Holdco 6 SARL (2nd Lien) 8.250% due 07/31/22 §	750,000	731,250
Emerald Performance Materials LLC
(1st Lien)
4.500% due 08/01/21 §	997,500	977,134
(2nd Lien)
7.750% due 08/01/22 §	250,000	244,375
FMG Resources Property Ltd Term B (Australia) 3.750% due 06/30/19 §	5,092,225	4,651,961
Nexeo Solutions LLC
5.000% due 09/08/17 §	834,510	808,432
Term B3
5.000% due 09/08/17 §	866,250	839,180
Pregis Corp 5.000% due 05/14/21 §	2,238,750	2,221,959
Quikrete Holdings Inc
(1st Lien)
4.000% due 09/28/20 §	3,098,659	3,063,799
(2nd Lien)
due 03/26/21 µ	1,237,895	1,233,253
7.000% due 03/26/21 §	2,652,632	2,642,684
Solenis International LP (1st Lien) 4.250% due 07/31/21 §	997,500	978,173
Univar Inc
Term B
due 06/30/17 µ	1,246,759	1,209,579
5.000% due 06/30/17 §	6,332,022	6,143,194

		35,935,134

Telecommunication Services - 1.5%

Level 3 Financing Inc
Term B
4.000% due 01/15/20 §	3,000,000	2,987,499
Term B5
4.500% due 01/31/22 §	2,750,000	2,759,455

		5,746,954

	Principal Amount	Value
Utilities - 1.2%

Power Team Services LLC
4.250% due 05/06/20 §	$163,629	$159,947
(1st Lien)
4.250% due 05/06/20 §	3,064,444	2,991,664
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,458,750

		4,610,361

Total Senior Loan Notes (Cost $373,638,838)		362,400,021

SHORT-TERM INVESTMENT - 4.8%

Repurchase Agreement - 4.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $18,617,847; collateralized by U.S. Treasury Notes: 1.875% due 06/30/20 and value $18,994,500)	18,617,847	18,617,847

Total Short-Term Investment (Cost $18,617,847)		18,617,847

TOTAL INVESTMENTS - 101.4% (Cost $405,781,182)		394,084,118

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(5,458,253)

NET ASSETS - 100.0%		$388,625,865

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	27.1%
Industrials	23.4%
Consumer Staples	13.3%
Materials	10.7%
Health Care	5.3%
Financials	5.3%
Short-Term Investment	4.8%
Energy	4.6%
Information Technology	3.1%
Others (each less than 3.0%)	3.8%

	101.4%
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$13,066,250	$-	$13,066,250	$-
	Senior Loan Notes	362,400,021	-	355,337,744	7,062,277
	Short-Term Investment	18,617,847	-	18,617,847	-

	Total	$394,084,118	$-	$387,021,841	$7,062,277

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2014:

Senior Loan Notes
Value, Beginning of Year	$-
Purchases	2,216,250
Sales (Includes Paydowns)	(5,625)
Accrued Discounts (Premiums)	739
Net Realized Gains	82
Change in Net Unrealized Depreciation	(371,059)
Transfers In	5,221,890
Transfers Out	-

Value, End of Year	$7,062,277

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($371,059)

The significant unobservable inputs were provided by a vendor-priced single broker quote.

During the year ended December 31, 2014, an investment with a value of $2,614,273 was transferred from Level 2 to Level 3 due to the investment being priced below 90 using a single broker quoted vendor price versus being priced above 90 using a single broker quoted vendor price. During the same period, an investment with a value of $2,607,617 was transferred from Level 2 to Level 3 due to the investment being priced below 90 by a single broker quoted vendor price versus being priced using multiple broker quote vendor prices.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 0.0%

Information Technology - 0.0%

IAP Worldwide Services Inc +	121	$114,961

Utilities - 0.0%

EME Reorganization Trust	202,312	5,260
NRG Energy Inc	665	17,922

		23,182

Total Common Stocks (Cost $201,420)		138,143

	Principal Amount

CORPORATE BONDS & NOTES - 5.4%

Consumer Discretionary - 1.4%

Acosta Inc 7.750% due 10/01/22 ~	$230,000	233,450
Altice SA (Luxembourg) 7.750% due 05/15/22 ~	200,000	200,875
AMC Networks Inc
4.750% due 12/15/22	60,000	58,500
7.750% due 07/15/21	70,000	75,250
American Axle & Manufacturing Inc 5.125% due 02/15/19	30,000	30,750
Asbury Automotive Group Inc 6.000% due 12/15/24 ~	10,000	10,200
Brookfield Residential Properties Inc (Canada) 6.500% due 12/15/20 ~	100,000	105,000
CCO Holdings LLC
5.250% due 09/30/22	200,000	200,250
6.500% due 04/30/21	1,000,000	1,053,750
CCOH Safari LLC
5.500% due 12/01/22	135,000	137,362
5.750% due 12/01/24	160,000	162,200
Chrysler Group LLC 8.250% due 06/15/21	1,200,000	1,335,000
Claire’s Stores Inc 9.000% due 03/15/19 ~	145,000	143,550
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	235,000	242,413
Crown Media Holdings Inc 10.500% due 07/15/19	150,000	163,875
DISH DBS Corp
5.875% due 07/15/22	115,000	118,162
5.875% due 11/15/24 ~	105,000	105,787
Hilton Worldwide Finance LLC 5.625% due 10/15/21	145,000	152,250
Hot Topic Inc 9.250% due 06/15/21 ~	185,000	198,875
Icahn Enterprises LP
3.500% due 03/15/17	65,000	65,163
6.000% due 08/01/20	60,000	62,112
iHeartCommunications Inc 11.250% due 03/01/21	60,000	61,725
L Brands Inc 5.625% due 02/15/22	195,000	210,600
Laureate Education Inc 9.750% due 09/01/19 ~	595,000	615,825
Levi Strauss & Co 6.875% due 05/01/22	90,000	97,200
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21	195,000	216,450

	Principal Amount	Value
MGM Resorts International
6.000% due 03/15/23	$105,000	$106,050
6.625% due 12/15/21	155,000	163,525
7.750% due 03/15/22	365,000	405,150
MHGE Parent LLC 8.500% due 08/01/19 ~	45,000	44,044
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	22,000	22,495
Michaels Stores Inc 5.875% due 12/15/20 ~	55,000	55,825
National CineMedia LLC 6.000% due 04/15/22	60,000	60,300
NCL Corp Ltd (Bermuda)
5.000% due 02/15/18	55,000	55,275
5.250% due 11/15/19 ~	45,000	45,563
Neiman Marcus Group Ltd LLC 8.750% PIK due 10/15/21 ~	65,000	69,225
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	205,000	211,150
Numericable-SFR (France)
4.875% due 05/15/19 ~	300,000	298,500
6.000% due 05/15/22 ~	240,000	241,620
Party City Holdings Inc 8.875% due 08/01/20	160,000	171,600
Penn National Gaming Inc 5.875% due 11/01/21	55,000	51,425
Radio Systems Corp 8.375% due 11/01/19 ~	80,000	86,000
Regal Entertainment Group 5.750% due 03/15/22	45,000	43,200
Sally Holdings LLC 5.750% due 06/01/22	25,000	26,313
Sirius XM Radio Inc
5.875% due 10/01/20 ~	30,000	30,975
6.000% due 07/15/24 ~	120,000	123,300
Starz LLC 5.000% due 09/15/19	85,000	86,062
Station Casinos LLC 7.500% due 03/01/21	245,000	252,350
Studio City Finance Ltd (United Kingdom) 8.500% due 12/01/20 ~	250,000	263,750
Tempur Sealy International Inc 6.875% due 12/15/20	70,000	74,725
The Hillman Group Inc 6.375% due 07/15/22 ~	115,000	110,975
The Men’s Wearhouse Inc 7.000% due 07/01/22 ~	105,000	108,412
The ServiceMaster Co LLC
7.000% due 08/15/20	36,000	37,440
8.000% due 02/15/20	104,000	109,980
TRI Pointe Holdings Inc
4.375% due 06/15/19 ~	75,000	74,250
5.875% due 06/15/24 ~	80,000	80,300
Viking Cruises Ltd (Bermuda) 8.500% due 10/15/22 ~	130,000	141,375
VWR Funding Inc 7.250% due 09/15/17	120,000	125,850

		9,833,578

Consumer Staples - 0.2%

Albertsons Holdings LLC 7.750% due 10/15/22 ~	35,000	36,050
Constellation Brands Inc
4.250% due 05/01/23	175,000	174,125
6.000% due 05/01/22	70,000	77,700
Cott Beverages Inc 5.375% due 07/01/22 ~	100,000	92,000
Darling Ingredients Inc 5.375% due 01/15/22	55,000	54,381
Harbinger Group Inc 7.875% due 07/15/19	60,000	64,200

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Pinnacle Operating Corp 9.000% due 11/15/20 ~	$35,000	$36,138
Post Holdings Inc
6.000% due 12/15/22 ~	50,000	47,063
6.750% due 12/01/21 ~	45,000	43,763
Reynolds Group Issuer Inc
7.875% due 08/15/19	150,000	158,437
9.875% due 08/15/19	230,000	244,950
Spectrum Brands Inc
6.375% due 11/15/20	65,000	68,087
6.625% due 11/15/22	45,000	47,812
6.750% due 03/15/20	75,000	78,562
The Pantry Inc 8.375% due 08/01/20	215,000	236,500
The WhiteWave Foods Co 5.375% due 10/01/22	35,000	36,138

		1,495,906

Energy - 0.6%

Access Midstream Partners LP 4.875% due 03/15/24	15,000	15,263
Alpha Natural Resources Inc 7.500% due 08/01/20 ~	25,000	15,813
Antero Resources Finance Corp 5.375% due 11/01/21	145,000	140,831
Berry Petroleum Co LLC 6.375% due 09/15/22	180,000	137,700
Blue Racer Midstream LLC
6.125% due 11/15/22 ~	65,000	62,888
Bonanza Creek Energy Inc 6.750% due 04/15/21	110,000	97,350
California Resources Corp
5.500% due 09/15/21 ~	80,000	68,800
6.000% due 11/15/24 ~	80,000	68,000
Chesapeake Energy Corp
6.125% due 02/15/21	120,000	126,600
7.250% due 12/15/18	120,000	132,000
Concho Resources Inc 5.500% due 04/01/23	220,000	222,134
CONSOL Energy Inc 5.875% due 04/15/22 ~	50,000	46,750
CVR Refining LLC 6.500% due 11/01/22	175,000	167,125
Denbury Resources Inc 5.500% due 05/01/22	30,000	27,600
Endeavor Energy Resources LP 7.000% due 08/15/21 ~	140,000	124,600
Energy Transfer Equity LP 5.875% due 01/15/24	115,000	117,300
EP Energy LLC
6.875% due 05/01/19	45,000	45,900
9.375% due 05/01/20	140,000	142,100
Freeport-McMoran Oil & Gas LLC 6.875% due 02/15/23	56,000	62,440
Gulfport Energy Corp 7.750% due 11/01/20 ~	90,000	88,425
Laredo Petroleum Inc 7.375% due 05/01/22	585,000	549,900
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	105,000	94,237
Memorial Resource Development Corp 5.875% due 07/01/22 ~	40,000	36,300
Murphy Oil USA Inc 6.000% due 08/15/23	190,000	199,500
Newfield Exploration Co 5.625% due 07/01/24	160,000	159,100
Oasis Petroleum Inc 6.875% due 03/15/22	115,000	105,225
Precision Drilling Corp (Canada) 6.500% due 12/15/21	5,000	4,288

	Principal Amount	Value
Rice Energy Inc 6.250% due 05/01/22 ~	$75,000	$70,125
Rosetta Resources Inc
5.625% due 05/01/21	90,000	82,809
5.875% due 06/01/22	120,000	109,200
RSP Permian Inc 6.625% due 10/01/22 ~	60,000	56,100
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	115,000	113,562
5.625% due 04/15/23	100,000	98,250
5.750% due 05/15/24	155,000	152,869
Sabine Pass LNG LP 6.500% due 11/01/20	130,000	131,950
Samson Investment Co 9.750% due 02/15/20	40,000	16,775
Seven Generations Energy Ltd (Canada) 8.250% due 05/15/20 ~	210,000	202,650
Seventy Seven Energy Inc 6.500% due 07/15/22	55,000	32,450
SM Energy Co
6.125% due 11/15/22 ~	35,000	32,988
6.500% due 01/01/23	95,000	91,675
Tesoro Corp 5.375% due 10/01/22	115,000	117,012
Tesoro Logistics LP
5.500% due 10/15/19 ~	25,000	24,875
6.250% due 10/15/22 ~	65,000	65,162
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	60,000	39,900

		4,496,521

Financials - 0.5%

A-S Co-Issuer Subsidiary Inc 7.875% due 12/15/20 ~	85,000	87,125
Ally Financial Inc 8.000% due 12/31/18	500,000	568,750
CIT Group Inc 5.250% due 03/15/18	505,000	527,725
First Data Corp
6.750% due 11/01/20 ~	169,000	180,830
7.375% due 06/15/19 ~	110,000	116,050
11.250% due 01/15/21	75,000	85,313
11.750% due 08/15/21	48,500	55,896
General Motors Financial Co Inc
3.250% due 05/15/18	20,000	20,075
4.750% due 08/15/17	845,000	893,249
Greystar Real Estate Partners LLC 8.250% due 12/01/22 ~	80,000	81,800
HUB International Ltd 7.875% due 10/01/21 ~	100,000	99,750
Hub Holdings LLC 8.125% PIK due 07/15/19 ~	75,000	74,625
MSCI Inc 5.250% due 11/15/24 ~	30,000	31,125
Navient Corp
5.000% due 10/26/20	55,000	54,106
5.500% due 01/15/19	215,000	220,375
5.875% due 10/25/24	55,000	52,525
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	160,000	168,000
TransUnion Holding Co Inc
8.125% due 06/15/18	10,000	10,275
9.625% PIK due 06/15/18	180,000	184,442
USI Inc 7.750% due 01/15/21 ~	15,000	14,700

		3,526,736

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Health Care - 0.5%

Alere Inc 6.500% due 06/15/20	$60,000	$60,750
Amsurg Corp
5.625% due 11/30/20	50,000	51,375
5.625% due 07/15/22 ~	75,000	77,250
Biomet Inc 6.500% due 08/01/20	210,000	225,225
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	35,000	35,416
CHS/Community Health Systems Inc
6.875% due 02/01/22	150,000	159,656
7.125% due 07/15/20	160,000	170,800
ConvaTec Finance International SA (Luxembourg) 8.250% PIK due 01/15/19 ~	200,000	203,125
HCA Holdings Inc 6.250% due 02/15/21	60,000	64,050
HCA Inc
6.500% due 02/15/20	25,000	28,075
7.500% due 02/15/22	835,000	956,075
Hologic Inc 6.250% due 08/01/20	305,000	318,725
IMS Health Inc 6.000% due 11/01/20 ~	100,000	103,250
Kinetic Concepts Inc 10.500% due 11/01/18	250,000	272,500
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	250,000	256,250
Omnicare Inc 4.750% due 12/01/22	20,000	20,350
Physio-Control International Inc 9.875% due 01/15/19 ~	95,000	101,175
Salix Pharmaceuticals Ltd 6.000% due 01/15/21 ~	145,000	148,262
Teleflex Inc 5.250% due 06/15/24 ~	35,000	35,088
Tenet Healthcare Corp
6.000% due 10/01/20	70,000	75,343
8.125% due 04/01/22	145,000	162,400
United Surgical Partners International Inc 9.000% due 04/01/20	65,000	70,119
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	195,000	204,506
Valeant Pharmaceuticals International Inc (Canada) 7.500% due 07/15/21 ~	75,000	81,281
WellCare Health Plans Inc 5.750% due 11/15/20	130,000	134,875

		4,015,921

Industrials - 0.7%

ADS Waste Holdings Inc 8.250% due 10/01/20	65,000	65,325
Alliant Techsystems Inc 5.250% due 10/01/21 ~	60,000	60,750
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	40,000	41,100
Building Materials Corp of America 5.375% due 11/15/24 ~	215,000	215,537
CBC Ammo LLC 7.250% due 11/15/21 ~	105,000	99,356
Clean Harbors Inc 5.125% due 06/01/21	45,000	45,113
Covanta Holding Corp
5.875% due 03/01/24	65,000	66,463
6.375% due 10/01/22	95,000	101,175
CSC Holdings LLC 5.250% due 06/01/24 ~	50,000	50,375

	Principal Amount	Value
Erickson Air-Crane Inc 6.000% due 11/02/20 +	$102,367	$66,856
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	35,000	34,738
FTI Consulting Inc 6.000% due 11/15/22	325,000	333,937
GenCorp Inc 7.125% due 03/15/21	125,000	131,537
HD Supply Inc
5.250% due 12/15/21 ~	65,000	66,300
7.500% due 07/15/20	185,000	194,712
Huntington Ingalls Industries Inc 7.125% due 03/15/21	680,000	737,800
IHS Inc 5.000% due 11/01/22 ~	95,000	94,525
Interline Brands Inc 10.000% PIK due 11/15/18	234,000	245,700
KLX Inc 5.875% due 12/01/22 ~	80,000	81,000
Navistar International Corp 8.250% due 11/01/21	120,000	118,800
Nortek Inc
8.500% due 04/15/21	55,000	59,125
10.000% due 12/01/18	105,000	110,513
Rexel SA (France) 5.250% due 06/15/20 ~	500,000	506,250
Sensata Technologies BV (Netherlands) 5.625% due 11/01/24 ~	25,000	25,984
The Hertz Corp 6.250% due 10/15/22	180,000	182,700
The Manitowoc Co Inc 5.875% due 10/15/22	50,000	51,000
The Nielsen Co Luxembourg SARL (Luxembourg) 5.500% due 10/01/21 ~	50,000	51,250
TMS International Corp 7.625% due 10/15/21 ~	80,000	83,800
TransDigm Inc
6.000% due 07/15/22	125,000	125,313
6.500% due 07/15/24	120,000	121,200
7.500% due 07/15/21	20,000	21,400
United Rentals North America Inc
6.125% due 06/15/23	45,000	47,475
7.375% due 05/15/20	60,000	65,100
7.625% due 04/15/22	155,000	171,197
8.375% due 09/15/20	25,000	26,938
USG Corp 5.875% due 11/01/21 ~	25,000	25,375
Vander Intermediate Holding II Corp 9.750% PIK due 02/01/19 ~	70,000	72,625
Watco Cos LLC 6.375% due 04/01/23 ~	50,000	49,750
XPO Logistics Inc 7.875% due 09/01/19 ~	180,000	189,000

		4,837,094

Information Technology - 0.2%

Activision Blizzard Inc 6.125% due 09/15/23 ~	50,000	54,000
Alcatel-Lucent USA Inc
6.750% due 11/15/20 ~	200,000	212,100
8.875% due 01/01/20 ~	280,000	305,900
Alliance Data Systems Corp 6.375% due 04/01/20 ~	55,000	56,444
Audatex North America Inc 6.000% due 06/15/21 ~	100,000	103,500
CommScope Holding Co Inc 6.625% PIK due 06/01/20 ~	75,000	77,625
Equinix Inc 5.375% due 01/01/22	80,000	81,152

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	$105,000	$103,425
Infor US Inc 9.375% PIK due 04/01/19	165,000	177,168
NeuStar Inc 4.500% due 01/15/23	200,000	175,500
Opal Acquisition Inc 8.875% due 12/15/21 ~	25,000	25,469
Sungard Availability Services Capital Inc 8.750% due 04/01/22 ~	100,000	59,500
Zebra Technologies Corp 7.250% due 10/15/22 ~	170,000	178,925

		1,610,708

Materials - 0.4%

AK Steel Corp 8.750% due 12/01/18	60,000	63,225
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	185,000	157,250
ArcelorMittal (Luxembourg) 6.750% due 02/25/22	40,000	42,900
Ardagh Packaging Finance PLC (Ireland) 3.241% due 12/15/19 § ~	200,000	193,750
Beverage Packaging Holding II SA (Luxembourg) 5.625% due 12/15/16 ~	20,000	19,650
Chemtura Corp 5.750% due 07/15/21	5,000	4,900
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	215,000	209,625
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	85,000	64,447
Imperial Metals Corp (Canada) 7.000% due 03/15/19 ~	120,000	111,000
Kissner Milling Co Ltd (Canada) 7.250% due 06/01/19 ~	135,000	135,338
New Gold Inc (Canada)
6.250% due 11/15/22 ~	90,000	88,650
7.000% due 04/15/20 ~	45,000	45,236
Rockwood Specialties Group Inc 4.625% due 10/15/20	165,000	170,981
Sealed Air Corp
4.875% due 12/01/22 ~	40,000	39,800
8.375% due 09/15/21 ~	1,000,000	1,122,500
Signode Industrial Group Lux SA 6.375% due 05/01/22 ~	55,000	53,900
SunCoke Energy Partners LP 7.375% due 02/01/20 ~	60,000	62,625
Tronox Finance LLC 6.375% due 08/15/20	210,000	211,575
WR Grace & Co
5.125% due 10/01/21 ~	55,000	56,513
5.625% due 10/01/24 ~	20,000	20,925

		2,874,790

Telecommunication Services - 0.6%

Avaya Inc 9.000% due 04/01/19 ~	90,000	92,475
CenturyLink Inc 6.750% due 12/01/23	145,000	159,319
Frontier Communications Corp
6.250% due 09/15/21	80,000	80,600
6.875% due 01/15/25	80,000	80,200
7.625% due 04/15/24	15,000	15,525
Hughes Satellite Systems Corp 6.500% due 06/15/19	1,000,000	1,077,500
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	275,000	276,719
8.125% due 06/01/23	210,000	215,250
SBA Communications Corp 5.625% due 10/01/19	75,000	77,062

	Principal Amount	Value
SBA Telecommunications Inc 5.750% due 07/15/20	$90,000	$92,052
Sprint Capital Corp 8.750% due 03/15/32	15,000	14,588
Sprint Communications Inc
6.000% due 11/15/22	10,000	9,238
7.000% due 08/15/20	110,000	110,550
9.125% due 03/01/17	100,000	110,245
Sprint Corp
7.250% due 09/15/21	80,000	79,700
7.875% due 09/15/23	735,000	729,267
T-Mobile USA Inc
6.250% due 04/01/21	65,000	66,771
6.375% due 03/01/25	65,000	66,202
6.625% due 04/01/23	70,000	72,030
6.633% due 04/28/21	70,000	72,100
6.731% due 04/28/22	25,000	25,844
Windstream Corp
6.375% due 08/01/23	160,000	148,656
7.750% due 10/01/21	435,000	445,875

		4,117,768

Utilities - 0.3%

AES Corp 5.500% due 03/15/24	45,000	45,891
AmeriGas Finance LLC 7.000% due 05/20/22	215,000	223,600
Calpine Corp
5.375% due 01/15/23	170,000	171,912
5.750% due 01/15/25	75,000	76,031
Dynegy Finance I Inc
6.750% due 11/01/19 ~	135,000	137,531
7.375% due 11/01/22 ~	105,000	106,969
7.625% due 11/01/24 ~	90,000	91,913
NRG Energy Inc 8.250% due 09/01/20	1,000,000	1,072,500
RJS Power Holdings LLC 5.125% due 07/15/19 ~	75,000	74,438
Wind Acquisition Finance SA (Luxembourg)
4.750% due 07/15/20 ~	200,000	187,500
7.375% due 04/23/21 ~	255,000	241,306

		2,429,591

Total Corporate Bonds & Notes (Cost $38,323,552)		39,238,613

SENIOR LOAN NOTES - 91.7%

Consumer Discretionary - 26.7%

99 Cents Only Stores 4.500% due 01/11/19 §	1,023,196	1,015,522
Acosta Holdco Inc 5.000% due 09/26/21 §	2,800,000	2,799,300
Affinia Group Intermediate Holdings Inc Term B2 4.750% due 04/27/20 §	469,372	465,706
Affinity Gaming LLC Term B 5.250% due 11/09/17 §	456,863	453,436
ALM Media Holdings Inc (1st Lien) 5.500% due 07/31/20 §	372,656	371,725
AMC Entertainment Inc 3.500% due 04/30/20 §	2,358,000	2,330,489
Answers Corp (1st Lien) 6.250% due 10/03/21 §	950,000	912,000
AP NMT Acquisition BV (1st Lien) 6.750% due 08/13/21 §	374,063	368,452
Aramark Services Inc 1.828% due 07/26/16 §	476,993	471,317
ARG IH Corp Term B 4.750% due 11/15/20 §	198,000	197,381

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Ascend Learning LLC Term B 6.003% due 07/31/19 §	$1,017,313	$1,012,226
Asurion LLC (2nd Lien) 8.500% due 03/03/21 §	825,000	822,937
Term B1 5.000% due 05/24/19 §	6,742,121	6,660,656
AVSC Holding Corp (1st Lien) 4.500% due 01/24/21 §	347,375	346,072
Bass Pro Group LLC 3.750% due 11/20/19 §	1,900,449	1,874,318
Block Communications Inc Term B 5.750% due 10/21/21 §	199,500	199,001
Boyd Gaming Corp Term B 4.000% due 08/14/20 §	373,667	368,062
Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	668,258	652,179
Caesars Entertainment Operating Co Term B6 6.985% due 03/01/17 §	1,122,078	991,636
Campaign Monitor Finance Property Ltd (1st Lien) (Australia) 6.250% due 03/18/21 §	595,500	588,056
CEC Entertainment Concepts LP 4.000% due 02/14/21 §	1,091,750	1,066,276
Centerplate Inc Term A 4.753% due 11/26/19 §	517,093	509,336
Cequel Communications LLC Term B 3.500% due 02/14/19 §	2,447,212	2,416,113
Chrysler Group LLC Term B
3.250% due 12/31/18 §	1,712,063	1,700,828
3.500% due 05/24/17 §	3,978,465	3,973,492
CityCenter Holdings LLC Term B 4.250% due 10/16/20 §	636,485	632,706
Clear Channel Communications Inc Term B 3.819% due 01/29/16 §	9,302	9,206
Term D 6.919% due 01/30/19 §	1,102,586	1,041,600
Term E 7.669% due 07/30/19 §	354,610	340,869
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	2,536,825	2,503,529
Crown Media Holdings Inc Term B 4.000% due 07/14/18 §	384,548	381,183
CS Intermediate Holdco 2 LLC Term B 4.000% due 04/04/21 §	522,375	516,825
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	3,337,657	3,235,442
Dave & Buster’s Inc 4.250% due 07/25/20 §	121,698	121,242
David’s Bridal Inc Term B 5.250% due 10/11/19 §	716,584	679,859
Dunkin’ Brands Inc Term B4 3.250% due 02/07/21 §	1,979,784	1,937,219
Education Management LLC Term C3 9.250% due 03/30/18 § Y	2,641,734	1,195,385
Entercom Radio LLC Term B 4.000% due 11/23/18 §	524,000	522,035
Entravision Communications Corp 3.500% due 05/31/20 §	521,813	506,158
Equinox Holdings Inc Term B 5.000% due 01/31/20 §	1,897,904	1,886,042
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	755,669	745,278
Extreme Reach Inc (1st Lien) 6.750% due 02/07/20 §	583,749	581,560
Federal-Mogul Holdings Corp Term C 4.750% due 04/15/21 §	3,167,063	3,148,260
Fender Musical Instruments Corp Term B 5.750% due 04/03/19 §	388,500	386,797

	Principal Amount	Value
Flint Group GmbH Term C 4.750% due 09/07/21 §	$134,431	$130,902
Flint Group US LLC Term B2 (1st Lien) 4.750% due 09/07/21 §	813,194	791,848
Four Seasons Holdings Inc (1st Lien) (Canada) 3.500% due 06/27/20 §	567,813	558,231
General Nutrition Centers Inc 3.250% due 03/04/19 §	5,746,546	5,563,375
Getty Images Inc Term B 4.750% due 10/18/19 §	4,744,171	4,396,267
Go Daddy Operating Co LLC Term B 4.750% due 05/13/21 §	2,733,546	2,719,310
Golden Nugget Inc 5.500% due 11/21/19 §	111,375	110,609
Term B 5.500% due 11/21/19 §	259,875	258,088
Gray Television Inc Term B 3.750% due 06/10/21 §	222,575	219,626
Harbor Freight Tools USA Inc (1st Lien) 4.750% due 07/26/19 §	888,750	887,861
Hilton Worldwide Finance LLC Term B2 3.500% due 10/26/20 §	5,023,253	4,971,765
Hudsons Bay Co (1st Lien) (Canada) 4.750% due 11/04/20 §	1,031,875	1,033,939
Information Resources Inc Term B 4.750% due 09/30/20 §	962,813	961,609
Interactive Data Corp 4.750% due 05/02/21 §	1,293,500	1,287,356
J Crew Group Inc Term B 4.000% due 03/05/21 §	2,363,125	2,227,245
Jo-Ann Stores Inc 4.000% due 03/16/18 §	2,507,801	2,445,106
Kasima LLC Term B 3.250% due 05/17/21 §	706,618	690,719
La Quinta Intermediate Holdings LLC Term B 4.000% due 04/14/21 §	857,437	848,434
Landry’s Inc Term B 4.000% due 04/24/18 §	1,884,753	1,875,920
Language Line LLC Term B (1st Lien) 6.250% due 06/20/16 §	924,506	917,380
Laureate Education Inc Term B 5.000% due 06/15/18 §	3,400,478	3,255,958
Libbey Glass Inc Term B 3.750% due 04/09/21 §	323,375	319,333
Live Nation Entertainment Inc Term B1 3.500% due 08/17/20 §	2,019,920	1,997,195
MCC Iowa LLC Term H 3.250% due 01/29/21 §	788,000	760,420
Term J 3.750% due 06/30/21 §	771,125	756,345
Media General Inc Term B due 07/31/20 µ 4.250% due 07/31/20 §	375,000 816,279	371,328 808,286
Mediacom Illinois LLC Term E 3.140% due 10/23/17 §	4,013,884	3,957,441
Term G 3.750% due 06/30/21 §	423,938	416,165
MGM Resorts International Term B 3.500% due 12/20/19 §	1,987,263	1,943,792
MH Sub I LLC (1st Lien) 5.000% due 07/08/21 §	674,475	669,416
MPG Holdco I Inc Term B 4.250% due 10/20/21 §	2,333,333	2,225,517
Michaels Stores Inc Term B 3.750% due 01/28/20 §	2,053,725	2,019,068
Term B2 4.000% due 01/28/20 §	847,875	837,277

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Mission Broadcasting Inc Term B2 3.750% due 10/01/20 §	$749,788	$742,290
Nelson Education Ltd (Canada) 6.750% due 07/07/15 § Y	2,141,517	1,756,044
New Red Finance Inc Term B 4.500% due 10/27/21 §	5,500,000	5,502,453
Nexstar Broadcasting Inc Term B2 3.750% due 10/01/20 §	850,271	841,769
Nord Anglia Education Finance LLC 4.500% due 03/31/21 §	1,691,500	1,666,127
NPC International Inc Term B 4.000% due 12/28/18 §	826,625	805,959
Numericable U.S. LLC
Term B1 4.500% due 05/21/20 §	991,885	991,885
Term B2 4.500% due 05/21/20 §	858,115	858,115
OSI Restaurant Partners LLC 3.500% due 10/25/19 §	480,865	476,357
P.F. Chang’s China Bistro Inc Term B 4.250% due 07/02/19 §	1,446,130	1,388,285
Party City Holdings Inc 4.000% due 07/27/19 §	1,568,160	1,536,797
Penton Media Inc (1st Lien) 5.500% due 10/03/19 §	469,063	466,717
Petco Animal Supplies Inc 4.000% due 11/24/17 §	2,111,016	2,089,906
Pier 1 Imports Inc Term B 4.500% due 04/30/21 §	422,875	420,761
Pilot Travel Centers LLC Term B 4.250% due 10/01/21 §	1,700,000	1,705,312
Pinnacle Entertainment Inc Term B2 3.750% due 08/13/20 §	551,130	545,447
Playa Resorts Holding BV Term B (Netherlands) 4.000% due 08/06/19 §	370,313	364,758
ProQuest LLC Term B 5.250% due 10/24/21 §	575,000	573,323
Raycom TV Broadcasting LLC Term B 3.750% due 08/04/21 §	1,088,522	1,077,637
Renaissance Learning Inc (1st Lien) due 04/09/21 µ 4.500% due 04/09/21 §	568,563 1,987,125	558,613 1,952,350
Rent-A-Center Inc Term B 3.750% due 03/19/21 §	421,813	412,849
RGIS Services LLC Term C 5.500% due 10/18/17 §	2,016,134	1,844,763
Sabre Inc Term B 4.000% due 02/19/19 §	1,347,500	1,329,814
Scientific Games International Inc Term B1 6.000% due 10/18/20 §	2,895,750	2,861,363
SeaWorld Parks & Entertainment Inc Term B2 3.000% due 05/14/20 §	2,086,740	1,982,403
Seminole Hard Rock Entertainment Inc Term B 3.500% due 05/14/20 §	221,625	214,053
Serta Simmons Holdings LLC 4.250% due 10/01/19 §	1,694,904	1,676,631
ServiceMaster Co Term B 4.250% due 07/01/21 §	2,044,875	2,011,380
SGMS Escrow Corp Term B2 6.000% due 10/01/21 §	725,000	715,937
Sinclair Television Group Inc Term B 3.000% due 04/09/20 §	687,767	670,573
Six Flags Theme Parks Inc Term B 3.501% due 12/20/18 §	1,509,287	1,508,030
Sonifi Solutions Inc 6.750% due 03/28/18 § +	616,834	43,178
Spin Holdco Inc Term B 4.250% due 11/14/19 §	1,309,584	1,291,578

	Principal Amount	Value
Springer Science & Business Media Deutschland GmbH Term B3 (Germany) 4.750% due 08/14/20 §	$2,873,784	$2,837,861
SRAM LLC Term B 4.020% due 04/10/20 §	1,915,154	1,856,901
STS Operating Inc 4.750% due 02/12/21 §	248,125	244,403
SurveyMonkey.com LLC Term B 5.500% due 02/05/19 §	626,399	623,643
Tempur-Pedic International Inc Term B 3.500% due 03/18/20 §	1,430,064	1,412,189
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	5,770,000	5,757,017
The Men’s Wearhouse Inc Term B 4.500% due 06/18/21 §	1,147,125	1,142,823
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	3,415,565	3,350,573
The Pep Boys-Manny Moe & Jack Term B 4.250% due 10/11/18 §	514,500	510,963
TI Group Automotive Systems LLC Term B 4.250% due 07/02/21 §	721,375	712,358
Tower Automotive Holdings USA LLC 4.000% due 04/23/20 §	861,935	848,467
Town Sports International Inc Term B 4.500% due 11/16/20 §	948,566	685,339
Travelport Finance SARL Term B (Luxembourg) 6.000% due 09/02/21 §	1,000,000	1,000,250
Tropicana Entertainment Inc 4.000% due 11/27/20 §	296,250	291,621
TWCC Holding Corp (2nd Lien) 7.000% due 06/26/20 §	575,000	549,125
Term B 3.500% due 02/13/17 §	2,951,107	2,893,009
Univision Communications Inc Term C4 4.000% due 03/01/20 §	4,355,598	4,268,486
US Finco LLC (1st Lien) 4.000% due 05/29/20 §	369,375	361,064
Veyance Technologies Inc (1st Lien) 5.250% due 09/08/17 §	2,115,575	2,114,253
Virgin Media Bristol LLC Term B 3.500% due 06/07/20 §	3,290,000	3,240,650
Visteon Corp Term B 3.500% due 04/09/21 §	845,750	836,764
VWR Funding Inc 3.419% due 04/03/17 §	3,414,953	3,390,764
WASH Multifamily Laundry Systems LLC 4.503% due 02/21/19 §	368,438	364,293
Weight Watchers International Inc Term B2 4.000% due 04/02/20 §	4,774,950	3,703,571
WMG Acquisition Corp 3.750% due 07/01/20 §	2,873,675	2,773,096
WNA Holdings Inc (1st Lien) 4.500% due 06/07/20 §	665,377	654,564
Zuffa LLC Term B 3.750% due 02/25/20 §	1,488,615	1,429,070

		196,907,416

Consumer Staples - 7.2%

AdvancePierre Foods Inc 5.750% due 07/10/17 §	2,909,608	2,895,060
Albertson’s Holdings LLC Term B3 4.000% due 08/25/19 §	1,875,000	1,869,375
Term B4 4.500% due 08/25/21 §	750,000	751,406
Albertson’s LLC Term B2 4.750% due 03/21/19 §	1,090,521	1,085,977
Arysta LifeScience SPC LLC (1st Lien) 4.500% due 05/29/20 §	1,822,247	1,814,654

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Big Heart Pet Brands 3.500% due 03/08/20 §	$2,259,147	$2,174,429
Blue Buffalo Co Ltd Term B3 3.750% due 08/08/19 §	1,490,906	1,476,929
Charger OpCo BV Term B1 3.500% due 07/23/21 §	1,850,000	1,808,375
Clearwater Seafoods Ltd Partnership Term B (Canada) 4.750% due 06/24/19 §	443,250	442,419
Crossmark Holdings Inc (1st Lien) 4.500% due 12/20/19 §	369,347	362,267
CSM Bakery Supplies LLC (1st Lien) 5.000% due 07/03/20 §	814,691	800,434
Darling International Inc Term B 3.250% due 01/06/21 §	570,688	568,547
Del Monte Foods Inc (1st Lien) 4.253% due 02/18/21 §	1,069,431	983,877
Diamond Foods Inc 4.250% due 08/20/18 §	148,875	147,821
Flavors Holdings Inc (1st Lien) 6.750% due 04/03/20 §	666,563	638,234
H.J. Heinz Co Term B2 3.500% due 06/05/20 §	6,956,201	6,927,604
High Liner Foods Inc Term B (Canada) 4.250% due 04/24/21 §	1,191,000	1,177,601
JBS USA Holdings Inc
3.750% due 05/25/18 §	3,525,078	3,474,317
3.750% due 09/18/20 §	1,259,063	1,243,702
NBTY Inc Term B2 3.500% due 10/01/17 §	2,304,052	2,243,570
New Albertson’s Inc 4.750% due 06/27/21 §	897,750	886,248
Pinnacle Foods Finance LLC Term H 3.000% due 04/29/20 §	543,125	527,918
Polarpak Inc (1st Lien) (Canada) 4.500% due 06/05/20 §	583,825	574,338
Post Holdings Inc 3.750% due 06/02/21 §	497,500	496,434
Revlon Consumer Products Corp 4.000% due 10/08/19 §	940,500	927,275
Reynolds Group Holdings Inc 4.000% due 12/01/18 §	4,171,212	4,105,290
Rite Aid Corp (2nd Lien) 5.750% due 08/21/20 §	525,000	527,953
Term 7 3.500% due 02/21/20 §	3,350,506	3,344,224
Spectrum Brands Inc Term C 3.500% due 09/04/19 §	839,375	831,611
Supervalu Inc Term B 4.500% due 03/21/19 §	2,966,687	2,921,261
The Pantry Inc Term B 4.750% due 08/02/19 §	488,426	488,121
The Sun Products Corp 5.500% due 03/23/20 §	2,370,869	2,216,762
US Foods Inc 4.500% due 03/31/19 §	2,634,875	2,623,347

		53,357,380

Energy - 4.3%

Alpha Natural Resources LLC Term B 3.500% due 05/22/20 §	638,625	518,085
Arch Coal Inc Term B 6.250% due 05/16/18 §	2,324,414	1,932,750
Bronco Midstream Funding LLC Term B 5.000% due 08/15/20 §	1,285,419	1,214,720
Citgo Petroleum Corp Term B 4.500% due 07/29/21 §	822,938	820,880
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	1,246,632	1,178,067

	Principal Amount	Value
Drillships Ocean Ventures Inc Term B 5.500% due 07/25/21 §	$897,750	$728,300
Energy Transfer Equity LP 3.250% due 12/02/19 §	1,325,000	1,288,562
Fieldwood Energy LLC (1st Lien) 3.875% due 09/28/18 §	2,824,808	2,685,333
(2nd Lien) 8.375% due 09/30/20 §	550,000	405,075
MEG Energy Corp (Canada) 3.750% due 03/31/20 §	5,867,894	5,621,443
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	797,434	791,453
Paragon Offshore Finance Co Term B 3.750% due 07/18/21 §	723,188	600,246
Patriot Coal Corp 9.000% due 12/15/18 §	1,722,228	1,646,880
Samson Investment Co (2nd Lien) 5.000% due 09/25/18 §	950,000	751,291
Seadrill Partners Finco LLC Term B 4.000% due 02/21/21 §	3,070,923	2,398,391
Seventy Seven Operating LLC Term B 3.750% due 06/25/21 §	447,750	379,468
Sheridan Investment Partners II LP Term A 4.250% due 12/16/20 §	78,052	63,222
Term B 4.250% due 12/16/20 §	561,089	454,482
Term M 4.250% due 12/16/20 §	29,109	23,578
Sheridan Production Partners I LLC Term B2 4.250% due 10/01/19 §	2,255,562	1,973,617
Term B2 I-A 4.250% due 10/01/19 §	298,880	261,520
Term B2 I-M 4.250% due 10/01/19 §	182,558	159,738
Southcross Holdings Borrower LP Term B 6.000% due 08/04/21 §	348,250	311,684
Tallgrass Operations LLC Term B 4.250% due 11/13/18 §	1,749,171	1,712,001
Tervita Corp (Canada) 6.250% due 05/15/18 §	3,881,186	3,603,033

		31,523,819

Financials - 6.4%

Alliant Holdings I Inc Term B 4.250% due 12/20/19 §	2,206,274	2,178,008
Altisource Solutions SARL Term B (Luxembourg) 4.500% due 12/09/20 §	1,920,290	1,497,826
Amaya Holdings BV (1st Lien) (Netherlands) 5.000% due 08/01/21 §	2,319,188	2,305,852
American Beacon Advisors Inc Term B 4.750% due 11/22/19 §	262,121	258,844
American Capital Ltd 3.500% due 08/22/17 §	705,375	696,558
AmWINS Group LLC 5.000% due 09/06/19 §	1,300,191	1,296,940
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	530,205	527,381
CGSC of Delaware Holding Corp (1st Lien) 5.000% due 04/16/20 §	541,750	501,119
Citco Funding LLC 4.250% due 06/29/18 §	2,540,218	2,532,808
Clipper Acquisitions Corp Term B 3.000% due 02/06/20 §	612,563	589,959
CNO Financial Group Inc Term B2 3.750% due 09/28/18 §	1,103,638	1,078,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Corporate Capital Trust Inc Term B 4.000% due 05/15/19 §	$843,625	$833,586
Crown Castle Operating Co Term B2 3.000% due 01/31/21 §	1,332,038	1,311,557
Cunningham Lindsey U.S. Inc (1st Lien) 5.000% due 12/10/19 §	931,491	911,115
First Data Corp 3.667% due 03/23/18 §	3,759,332	3,688,844
Grosvenor Capital Management Holdings LLP Term B 3.750% due 01/04/21 §	965,250	948,358
Guggenheim Partners LLC 4.253% due 07/22/20 §	1,089,421	1,081,932
Hamilton Lane Advisors LLC 4.000% due 02/28/18 §	665,021	656,708
Harbourvest Partners LLC 3.250% due 02/04/21 §	1,767,890	1,712,643
Home Loan Servicing Solutions Ltd Term B (Cayman) 4.500% due 06/26/20 §	861,875	815,549
Hub International Ltd Term B 4.250% due 10/02/20 §	2,246,648	2,188,235
ION Trading Technologies SARL (1st Lien) (Luxembourg) 4.250% due 06/10/21 §	1,036,765	1,026,397
LPL Holdings Inc Term B 3.250% due 03/29/19 §	2,807,739	2,768,852
MCS AMS Sub-Holdings LLC Term B 7.000% due 10/15/19 §	448,281	401,212
Medley LLC 6.500% due 06/15/19 §	410,227	408,176
MIP Delaware LLC Term B1 4.000% due 03/09/20 §	710,429	705,100
NXT Capital Inc Term B 6.250% due 09/04/18 §	691,746	695,205
Ocwen Financial Corp 5.000% due 02/15/18 §	1,400,063	1,318,393
PGX Holdings Inc (1st Lien) 6.250% due 09/29/20 §	472,031	473,801
RCS Capital Corp (1st Lien) 6.500% due 04/29/19 §	828,750	774,881
RE/MAX International Inc Term B 4.000% due 07/31/20 §	1,659,393	1,639,148
RHP Hotel Properties LP Term B 3.750% due 01/15/21 §	572,125	572,483
Shield Finance Co SARL (Luxembourg) 5.000% due 01/29/21 §	570,688	569,261
Starwood Property Trust Inc Term B 3.500% due 04/17/20 §	567,776	557,367
TransUnion LLC 4.000% due 04/09/21 §	3,399,313	3,358,946
USI Inc Term B 4.250% due 12/27/19 §	2,649,964	2,605,245
Walker & Dunlop Inc Term B 5.250% due 12/11/20 §	519,750	518,451
Walter Investment Management Corp 4.750% due 12/11/20 §	1,511,581	1,367,980

		47,373,526

Health Care - 14.2%

Akorn Inc Term B 4.500% due 04/16/21 §	872,813	867,357
Alere Inc Term B 4.250% due 06/30/17 §	3,430,777	3,410,766
Alkermes Inc 3.500% due 09/18/19 §	416,479	414,396
Alliance HealthCare Services Inc Term B 4.250% due 06/03/19 §	985,004	975,154
AMAG Pharmaceuticals Inc (1st Lien) 7.250% due 11/12/20 §	500,000	497,500

	Principal Amount	Value
Amneal Pharmaceuticals LLC Term B due 11/01/19 µ	$449,248	$449,155
4.752% due 11/01/19 §	444,757	444,665
Amsurg Corp Term B (1st Lien) 3.750% due 07/16/21 §	522,375	520,416
Ardent Medical Services Inc 6.750% due 07/02/18 §	1,662,638	1,666,276
ATI Holdings Inc 5.250% due 12/20/19 §	490,398	490,092
Auris Luxembourg II SA Term B due 12/31/21 µ	625,000	624,219
Auxilium Pharmaceuticals Inc Term B 6.250% due 04/26/17 §	433,519	433,158
Biomet Inc Term B2 3.670% due 07/25/17 §	6,483,864	6,464,276
BSN Medical Inc Term B1B 4.000% due 08/28/19 §	667,813	667,813
CareCore National LLC Term B 5.500% due 03/05/21 §	374,058	369,850
CHG Buyer Corp 4.250% due 11/19/19 §	1,971,484	1,953,001
Community Health Systems Inc Term D 4.250% due 01/27/21 §	5,506,191	5,502,370
Term E 3.486% due 01/25/17 §	1,313,698	1,308,186
Convatec Inc 4.000% due 12/22/16 §	1,298,050	1,286,692
CPI Buyer LLC (1st Lien) 5.500% due 08/18/21 §	847,875	835,157
DaVita HealthCare Partners Inc Term B 3.500% due 06/24/21 §	2,736,250	2,714,262
DJO Finance LLC 4.250% due 09/15/17 §	4,602,417	4,510,368
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 3.250% due 02/28/21 §	322,563	313,289
Envision Healthcare Corp 4.000% due 05/25/18 §	1,959,333	1,941,578
Gentiva Health Services Inc Term B 6.500% due 10/18/19 §	1,113,750	1,115,142
Grifols Worldwide Operations USA Inc Term B 3.169% due 02/27/21 §	3,845,938	3,799,786
HCA Inc Term B4 3.005% due 05/01/18 §	3,812,857	3,788,432
Hologic Inc Term B 3.250% due 08/01/19 §	876,973	873,959
Iasis Healthcare LLC Term B2 4.500% due 05/03/18 §	2,046,056	2,030,711
Ikaria Inc (1st Lien) 5.000% due 02/12/21 §	633,704	631,130
Impax Laboratories Inc Term B due 12/02/20 µ	675,000	675,000
IMS Health Inc 3.500% due 03/17/21 §	4,393,824	4,307,780
inVentiv Health Inc Term B3 7.752% due 05/15/18 §	886,350	884,134
Term B4 7.750% due 05/15/18 §	1,314,486	1,310,378
JLL/Delta Dutch Newco BV (Netherlands) 4.250% due 03/11/21 §	721,375	702,214
Kindred Healthcare Inc 4.250% due 04/09/21 §	3,184,000	3,096,440
Kinetic Concepts Inc Term E1 4.000% due 05/04/18 §	4,464,153	4,423,230
LHP Hospital Group Inc 9.000% due 07/03/18 §	1,052,356	1,015,523

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Mallinckrodt International Finance SA (Luxembourg) Term B 3.250% due 03/19/21 §	$1,240,625	$1,217,621
Term B1 3.500% due 03/19/21 §	947,625	934,300
MedAssets Inc Term B 4.000% due 12/13/19 §	417,667	415,704
Millennium Laboratories Inc Term B 5.250% due 04/16/21 §	1,691,500	1,685,686
MMM Holdings Inc 9.750% due 12/12/17 §	640,181	620,976
MSO of Puerto Rico Inc 9.750% due 12/12/17 §	465,419	460,765
National Mentor Holdings Inc Term B 4.250% due 01/31/21 §	446,625	436,855
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	2,108,456	2,099,232
Ortho-Clinical Diagnostics Inc Term B (Luxembourg) 4.750% due 06/30/21 §	2,761,125	2,721,434
Par Pharmaceutical Cos Inc Term B2 4.000% due 09/30/19 §	3,613,625	3,533,825
Pharmaceutical Product Development LLC Term B 4.000% due 12/05/18 §	2,474,500	2,464,602
PRA Holdings Inc (1st Lien) 4.500% due 09/23/20 §	839,579	830,133
Prestige Brands Inc 4.125% due 01/31/19 §	243,750	243,648
Term B2 4.500% due 09/03/21 §	530,903	531,235
Quintiles Transnational Corp Term B3 3.750% due 06/08/18 §	4,003,287	3,963,254
Radnet Management Inc Term B 4.282% due 10/10/18 §	1,975,109	1,964,617
Regionalcare Hospital Partners Inc (1st Lien) due 04/23/19 µ	300,000	299,250
6.000% due 04/19/19 §	348,250	347,379
Sage Products Holdings III LLC Term B 5.000% due 12/13/19 §	1,109,463	1,108,076
Salix Pharmaceuticals Ltd 4.250% due 01/02/20 §	546,250	541,300
Select Medical Corp Series D Term B 2.991% due 12/20/16 §	200,000	196,500
Series E Term B 3.750% due 06/01/18 §	1,000,000	975,000
Steward Health Care System LLC Term B 6.750% due 04/12/20 §	992,443	984,057
Truven Health Analytics Inc Term B 4.500% due 06/06/19 §	1,881,832	1,832,434
Valeant Pharmaceuticals International Inc (Canada) Series C2 Term B 3.500% due 12/11/19 §	1,961,425	1,945,488
Series D2 Term B 3.500% due 02/13/19 §	1,890,014	1,874,854
Series E Term B 3.500% due 08/05/20 §	3,184,786	3,161,563

		104,703,643

Industrials - 11.0%

ABC Supply Co Inc 3.500% due 04/16/20 §	1,382,500	1,342,753
ADS Waste Holdings Inc 3.750% due 10/09/19 §	2,186,250	2,127,040
Alliance Laundry Systems LLC 4.250% due 12/10/18 §	345,974	342,947
Allison Transmission Inc Term B3 3.750% due 08/23/19 §	1,929,628	1,910,331

	Principal Amount	Value
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	$1,181,781	$1,081,329
Apex Tool Group LLC Term B 4.500% due 01/31/20 §	2,790,411	2,713,675
Atlantic Aviation FBO Inc Term B 3.250% due 06/01/20 §	518,061	505,757
B/E Aerospace Inc Term B 4.000% due 12/16/21 §	850,000	850,000
BakerCorp International Inc 4.250% due 02/14/20 §	1,516,791	1,399,240
Bombardier Recreational Products Inc Term B (Canada) 4.000% due 01/30/19 §	2,598,514	2,553,040
Brock Holdings III Inc Term B 6.000% due 03/16/17 §	1,340,153	1,263,094
Carros Finance Luxembourg SARL (1st Lien) 4.500% due 09/30/21 §	299,250	296,632
Ceridian LLC 4.500% due 09/15/20 §	482,173	476,146
ClientLogic Corp 7.479% due 01/30/17 §	2,102,207	2,049,652
CPG International Inc 4.750% due 09/30/20 §	1,486,212	1,475,066
CPM Acquisition Corp (1st Lien) 6.250% due 08/29/17 §	540,775	540,775
DAE Aviation Holdings Inc Term B1 5.000% due 11/02/18 §	739,862	738,012
Delachaux SA Term B2 5.250% due 09/25/21 §	475,000	473,812
Delos Finance SARL Term B (Luxembourg) 3.500% due 03/06/21 §	2,000,000	1,988,334
Doosan Infracore International Inc Term B 4.500% due 05/28/21 §	895,125	890,649
Ducommun Inc 4.750% due 06/28/17 §	331,579	332,408
Electrical Components International Inc Term B 5.750% due 05/28/21 §	323,375	323,779
Emerald Expositions Holding Inc Term B 4.750% due 06/17/20 §	800,636	788,627
EnergySolutions LLC 6.750% due 05/29/20 §	746,250	746,716
Filtration Group Corp (1st Lien) 4.500% due 11/21/20 §	222,750	222,472
Floatel International Ltd Term B (Bermuda) 6.000% due 06/27/20 §	942,875	768,443
Flying Fortress Inc 3.500% due 06/30/17 §	2,513,333	2,488,200
Garda World Security Corp (Canada) 4.000% due 11/06/20 §	292,922	286,697
Term B 4.000% due 11/06/20 §	1,145,059	1,120,727
Gardner Denver Inc 4.250% due 07/30/20 §	1,456,563	1,368,942
Gates Global Inc Term B 4.250% due 07/05/21 §	1,296,750	1,264,563
Generac Power Systems Inc Term B 3.250% due 05/31/20 §	1,288,000	1,249,360
Granite Acquisition Inc Term B 5.000% due 10/15/21 §	2,107,280	2,128,352
Term C 5.000% due 10/15/21 §	92,720	93,648
Husky Injection Molding Systems Ltd Term B (Canada) 4.250% due 06/30/21 §	2,365,970	2,303,863
IG Investment Holdings LLC (1st Lien) 5.250% due 10/31/19 §	1,598,679	1,595,682

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
INA Beteiligungsgesellschaft mbH Term B (Germany) 4.250% due 05/15/20 §	$850,000	$851,417
JMC Steel Group Inc 4.750% due 04/01/17 §	1,327,137	1,302,253
KAR Auction Services Inc Term B2 3.500% due 03/11/21 §	2,440,848	2,411,863
Merrill Communications LLC (1st Lien) 5.750% due 03/08/18 §	718,104	718,104
Milacron LLC 4.000% due 03/28/20 §	566,221	552,066
Monitronics International Inc Term B 4.250% due 03/23/18 §	270,854	268,146
NN Inc Term B 6.000% due 08/27/21 §	566,786	566,431
Paladin Brands Holding Inc Term B 6.750% due 08/16/19 §	539,623	538,274
Pelican Products Inc 5.250% due 04/10/20 §	465,513	463,186
Ply Gem Industries Inc 4.000% due 02/01/21 §	3,970,000	3,895,562
Rexnord LLC Term B (1st Lien) 4.000% due 08/21/20 §	5,672,022	5,562,836
Sensata Technologies BV (Netherlands) 3.250% due 05/12/19 §	229,944	229,979
Sensus USA Inc (1st Lien) 4.500% due 05/09/17 §	1,148,744	1,125,769
Silver II US Holdings LLC 4.000% due 12/13/19 §	2,082,474	1,938,871
Southwire Co 3.250% due 02/10/21 §	322,563	311,542
Standard Aero Ltd Term B2 (Canada) 5.000% due 11/02/18 §	335,399	334,561
Stena International SARL Term B (Luxembourg) 4.000% due 03/03/21 §	1,265,438	1,119,912
Sutherland Global Services Inc Term B 6.000% due 04/23/21 §	897,750	893,261
Swift Transportation Co LLC Term B 3.750% due 06/09/21 §	1,017,313	1,006,631
Tank Holding Corp 4.250% due 07/09/19 §	905,746	891,028
Tecomet Inc (1st Lien) 5.750% due 12/05/21 §	950,000	916,750
The Hertz Corp Term B 4.000% due 03/11/18 §	2,033,500	2,007,233
Term B2 3.500% due 03/11/18 §	593,921	580,063
The Manitowoc Co Inc Term B 3.250% due 01/03/21 §	210,625	208,519
Transdigm Inc Term C 3.750% due 02/28/20 §	3,342,390	3,290,860
Term D 3.750% due 06/04/21 §	1,616,875	1,590,197
U.S. Security Holdings Inc 6.250% due 07/28/17 §	919,907	915,307
Virtuoso US LLC 4.750% due 02/11/21 §	347,375	345,204
West Corp Term B10 3.250% due 06/30/18 §	3,126,257	3,071,548
WireCo WorldGroup Inc 6.000% due 02/15/17 §	726,184	727,546
WTG Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	321,750	317,728

		81,053,410

	Principal Amount	Value
Information Technology - 10.3%

Activision Blizzard Inc Term B 3.250% due 10/12/20 §	$2,351,813	$2,350,632
Applied Systems Inc (1st Lien) 4.250% due 01/25/21 §	693,000	682,432
Arris Group Inc Term B 3.250% due 04/17/20 §	807,479	797,722
Avago Technologies Cayman Ltd Term B (Cayman) 3.750% due 05/06/21 §	4,950,125	4,937,750
CCC Information Services Inc 4.000% due 12/20/19 §	490,368	477,803
Cinedigm Digital Funding I LLC 3.750% due 02/28/18 §	488,912	489,523
CommScope Inc Term B4 3.250% due 01/14/18 §	938,125	931,871
CompuCom Systems Inc Term B 4.250% due 05/11/20 §	477,016	455,849
Dealertrack Technologies Inc Term B 3.250% due 02/28/21 §	381,609	375,045
Dell Inc Term B 4.500% due 04/29/20 §	6,708,491	6,699,508
Term C 3.750% due 10/29/18 §	730,962	728,742
Eagle Parent Inc 4.000% due 05/16/18 §	2,183,185	2,158,624
EIG Investors Corp 5.000% due 11/09/19 §	2,624,343	2,614,502
Emdeon Business Services LLC Term B2 3.750% due 11/02/18 §	1,707,210	1,680,890
Entegris Inc Term B 3.500% due 04/30/21 §	355,522	348,634
Excelitas Technologies Corp (1st Lien) 6.000% due 10/31/20 §	659,493	656,195
Expert Global Solutions Inc Term B 8.500% due 04/03/18 §	833,179	829,360
Freescale Semiconductor Inc Term B4 4.250% due 02/28/20 §	1,804,226	1,763,630
Genpact International Inc Term B 3.500% due 08/30/19 §	1,837,641	1,821,561
GXS Group Inc Term B 3.250% due 01/16/21 §	767,250	762,695
Hyland Software Inc Term B 4.750% due 02/19/21 §	566,718	564,238
IAP Global Services LLC (1st Lien) due 07/18/18 µ	679,483	679,483
IAP Worldwide Services Inc (2nd Lien) (Luxembourg) 8.000% due 07/18/19 § +	935,494	748,395
Infor US Inc Term B3 3.750% due 06/03/20 §	360,884	350,659
Term B5 3.750% due 06/03/20 §	4,620,154	4,488,770
Kronos Inc 4.500% due 10/30/19 §	2,584,986	2,572,061
Kronos Worldwide Inc 4.750% due 02/18/20 §	2,233,125	2,230,334
M/A-COM Technology Solutions Holdings Inc 4.500% due 05/07/21 §	422,875	422,875
MA FinanceCo LLC Term B 5.250% due 10/07/21 §	950,000	915,959
Term C 4.500% due 10/07/19 §	950,000	911,209
Magic Newco LLC (1st Lien) 5.000% due 12/12/18 §	1,736,076	1,729,566

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Microsemi Corp Term B1 3.250% due 02/19/20 §	$1,671,598	$1,643,598
MoneyGram International Inc Term B 4.250% due 03/27/20 §	961,650	891,930
NXP BV Term D (Netherlands) 3.250% due 01/11/20 §	1,530,625	1,512,131
Opal Acquisition Inc (1st Lien) 5.000% due 11/27/20 §	1,828,626	1,813,198
Orbotech Inc Term B 5.000% due 08/06/20 §	374,063	371,257
Rocket Software Inc 5.750% due 02/08/18 §	551,044	549,322
RP Crown Parent LLC 6.000% due 12/21/18 §	3,871,033	3,602,480
Sirius Computer Solutions Inc Term B 7.000% due 11/30/18 §	499,423	500,672
SkillSoft Corp (1st Lien) (Luxembourg) 5.750% due 04/28/21 §	1,845,375	1,814,926
Smart Technologies LLC (Canada) 10.500% due 01/31/18 §	453,125	448,594
Sophia LP Term B 4.000% due 07/19/18 §	956,988	946,222
Spansion LLC 3.750% due 12/19/19 §	2,664,831	2,648,176
SunEdison Semiconductor BV (1st Lien) (Netherlands) 6.500% due 05/27/19 §	746,250	735,056
SunGard Data Systems Inc Term C 3.907% due 02/28/17 §	1,473,580	1,467,735
Term E 4.000% due 03/08/20 §	3,674,177	3,646,620
Sybil Software LLC 4.750% due 03/20/20 §	745,938	740,343
Vantiv LLC Term B 3.750% due 06/13/21 §	771,125	765,939
Vertafore Inc (1st Lien) 4.250% due 10/03/19 §	1,161,238	1,152,044
Wall Street Systems Delaware Inc Term B 4.500% due 04/30/21 §	1,215,217	1,201,040
Websense Inc Term B 4.500% due 06/25/20 §	665,196	655,218
Zebra Technologies Corp Term B 4.750% due 10/27/21 §	1,800,000	1,814,063

		76,097,081

Materials - 6.5%

Allnex & CY SCA Term B1 (Luxembourg) 4.500% due 10/03/19 §	1,287,942	1,278,283
Allnex USA Inc Term B2 4.500% due 10/03/19 §	668,251	663,239
Axalta Coating Systems US Holdings Inc 3.750% due 02/01/20 §	2,160,792	2,110,824
AZ Chem US Inc (1st Lien) 4.500% due 06/12/21 §	583,904	576,970
Berry Plastics Holding Corp Term D 3.500% due 02/08/20 §	3,470,737	3,375,292
Term E 3.750% due 01/06/21 §	498,361	486,940
ECO Services Operations LLC Term B 4.750% due 10/08/21 §	350,000	346,500
Emerald Performance Materials LLC (1st Lien) 4.500% due 08/01/21 §	423,938	415,282
Fairmount Minerals Ltd Term B1 3.813% due 03/15/17 §	320,938	296,867
Term B2 4.500% due 09/05/19 §	1,580,000	1,439,116

	Principal Amount	Value
FMG Resources Property Ltd Term B (Australia) 3.750% due 06/30/19 §	$4,676,403	$4,272,091
Gemini HDPE LLC Term B 4.750% due 08/07/21 §	374,063	361,906
Hilex Poly Co LLC Term B 6.000% due 12/05/21 §	1,250,000	1,237,500
Huntsman International LLC 3.750% due 08/12/21 §	1,600,000	1,577,000
Ineos US Finance LLC 3.750% due 05/04/18 §	6,005,359	5,845,574
MacDermid Inc (1st Lien) 4.000% due 06/07/20 §	2,081,866	2,046,085
Minerals Technologies Inc Term B 4.000% due 05/09/21 §	1,505,846	1,494,552
Multi Packaging Solutions Inc Term B 4.250% due 09/30/20 §	272,938	264,920
Murray Energy Corp (1st Lien) 5.250% due 12/05/19 §	1,066,938	1,029,862
Neenah Foundry Co 6.750% due 04/26/17 §	424,436	420,899
Noranda Aluminum Acquisition Corp Term B 5.750% due 02/28/19 §	1,264,250	1,213,680
Novelis Inc 3.750% due 03/10/17 §	2,977,824	2,954,561
Omnova Solutions Inc Term B1 4.250% due 05/31/18 §	648,000	641,520
Orion Engineered Carbons GmbH (Germany) 5.000% due 07/25/21 §	473,813	475,589
OXEA Finance LLC Term B2 4.250% due 01/15/20 §	544,500	522,720
PQ Corp 4.000% due 08/07/17 §	1,323,000	1,299,186
Quikrete Holdings Inc (1st Lien) 4.000% due 09/28/20 §	732,643	724,401
Signode Industrial Group US Inc Term B 3.750% due 05/01/21 §	958,333	922,396
Solenis International LP (1st Lien) 4.250% due 07/31/21 §	249,375	244,543
Sonneborn LLC 5.500% due 12/10/20 §	375,000	375,938
Summit Materials Cos I LLC Term B 5.000% due 01/30/19 §	609,457	609,711
Tata Chemicals North American Inc Term B 3.750% due 08/07/20 §	911,125	896,319
TricorBraun Inc Term B 4.007% due 05/03/18 §	740,000	731,367
Tronox Pigments BV (Netherlands) 4.000% due 03/19/20 §	2,237,113	2,206,353
Unifrax Corp 4.250% due 11/28/18 §	430,662	427,253
Univar Inc Term B 5.000% due 06/30/17 §	2,695,861	2,615,468
Walter Energy Inc Term B 7.250% due 04/02/18 §	1,961,162	1,526,029

		47,926,736

Telecommunication Services - 3.5%

Atlantic Broadband Finance LLC Term B 3.250% due 11/30/19 §	857,455	841,378
Cellular South Inc 3.250% due 05/22/20 §	319,313	316,652
Intelsat Jackson Holdings SA Term B2 (Luxembourg) 3.750% due 06/30/19 §	6,025,000	5,952,200
IPC Systems Inc (1st Lien) 6.000% due 11/08/20 §	945,250	941,705
Sable International Finance Ltd due 11/06/16 µ	375,000	375,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SBA Senior Finance II LLC Term B1 3.250% due 03/24/21 §	$1,467,625	$1,440,107
Syniverse Holdings Inc 4.000% due 04/23/19 §	2,159,609	2,098,421
Term B 4.000% due 04/23/19 §	1,405,806	1,365,975
Telesat Canada Term B2 (Canada) 3.500% due 03/28/19 §	3,358,246	3,307,873
TNS Inc (1st Lien) 5.000% due 02/14/20 §	1,157,524	1,158,007
UPC Financing Partnership Term AH 3.250% due 06/30/21 §	6,356,978	6,231,428
Ziggo BV Term B1 (Netherlands) 3.500% due 01/15/22 §	721,085	703,058
Ziggo NV Term B2A 3.500% due 01/15/22 §	464,681	453,064
Term B3 3.500% due 01/15/22 §	764,234	745,128

		25,929,996

Utilities - 1.6%

Calpine Construction Finance Co LP Term B2 3.250% due 01/31/22 §	470,240	456,917
Calpine Corp Term B1 4.000% due 04/01/18 §	3,077,545	3,054,463
Term B2 4.000% due 04/01/18 §	1,206,250	1,197,505
Term B3 4.000% due 10/09/19 §	953,063	942,936
Dynegy Holdings Inc Term B2 4.000% due 04/23/20 §	1,030,462	1,020,157
EFS Cogen Holdings I Inc Term B 3.750% due 12/17/20 §	400,068	395,067
Energy Future Intermediate Holding Co LLC 4.250% due 06/19/16 §	1,500,000	1,502,345
Equipower Resources Holdings LLC Term C 4.250% due 12/31/19 §	467,878	466,318
La Frontera Generation LLC 4.500% due 09/30/20 §	470,011	463,842
Lonestar Generation LLC 5.250% due 02/20/21 §	473,808	464,332
PowerTeam Services LLC 4.250% due 05/06/20 §	11,688	11,425
(1st Lien) 4.250% due 05/06/20 §	218,889	213,690
TerraForm Power Operating LLC 4.750% due 07/23/19 §	199,000	199,062
TPF II LC LLC Term B 5.500% due 10/02/21 §	1,150,000	1,146,646

		11,534,705

Total Senior Loan Notes (Cost $693,809,873)		676,407,712

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $15,904,588; collateralized by U.S. Treasury Notes: 1.250% due 10/31/21 and value $16,225,725)	$15,904,588	$15,904,588

Total Short-Term Investment (Cost $15,904,588)		15,904,588

TOTAL INVESTMENTS - 99.3% (Cost $748,239,433)		731,689,056

OTHER ASSETS & LIABILITIES, NET - 0.7%		4,903,401

NET ASSETS - 100.0%		$736,592,457

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	28.1%
Health Care	14.7%
Industrials	11.7%
Information Technology	10.5%
Consumer Staples	7.4%
Financials	6.9%
Materials	6.9%
Energy	4.9%
Telecommunication Services	4.1%
Others (each less than 3.0%)	4.1%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $973,390 or 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Investments with a total aggregate value of $2,951,429 or 0.4% of the portfolio’s net assets were in default as of December 31, 2014.

(e)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $1,315,524 or 0.2% of the net assets as of December 31, 2014, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation
Crown Americas LLC	$1,268,773	$1,278,506	$9,733
MH Sub I LLC	46,751	46,842	91

	$1,315,524	$1,325,348	$9,824

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Information Technology	$114,961	$-	$-	$114,961
	Utilities	23,182	23,182	-	-

		138,143	23,182	-	114,961
	Corporate Bonds & Notes	39,238,613	-	39,171,757	66,856
	Senior Loan Notes	676,407,712	-	666,445,393	9,962,319
	Short-Term Investment	15,904,588	-	15,904,588	-
	Unfunded Loan Commitments	9,824	-	9,824	-

	Total	$731,698,880	$23,182	$721,531,562	$10,144,136

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2014:

	Common Stocks	Corporate Bonds & Notes	Senior Loan Notes	Total
Value, Beginning of Year	$-	$78,495	$1,156,573	$1,235,068
Purchases	142,838	-	9,346,287	9,489,125
Sales (Includes Paydowns)	-	-	(831,699)	(831,699)
Accrued Discounts (Premiums)	-	2,383	170,587	172,970
Net Realized Gains (Losses)	-	-	(2,330,392)	(2,330,392)
Change in Net Unrealized Appreciation (Depreciation)	(27,877)	(14,022)	130,667	88,768
Transfers In	-	-	2,320,296	2,320,296
Transfers Out	-	-	-	-

Value, End of Year	$114,961	$66,856	$9,962,319	$10,144,136

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($27,877)	($14,022)	($1,704,166)	($1,746,065)

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Energy - 0.0%

Halcon Resources Corp 5.750% *	800	$337,472

Total Convertible Preferred Stocks (Cost $800,000)		337,472

COMMON STOCKS - 2.1%

Consumer Discretionary - 0.7%

Cedar Fair LP	63,330	3,029,074
Lennar Corp ‘A’	14,440	647,056
MGM Resorts International *	47,970	1,025,599
Six Flags Entertainment Corp	44,476	1,919,140
Standard Pacific Corp *	142,560	1,039,262

		7,660,131

Energy - 0.1%

Chesapeake Energy Corp	42,450	830,747
Halcon Resources Corp *	2,230	3,969

		834,716

Financials - 0.2%

Bank of America Corp	175,700	3,143,273

Health Care - 0.1%

BioScrip Inc *	120,350	841,246

Industrials - 0.5%

Air Lease Corp	87,930	3,016,878
United Rentals Inc *	23,700	2,417,637

		5,434,515

Information Technology - 0.2%

CommScope Holding Co Inc *	100,720	2,299,438

Materials - 0.2%

Freeport-McMoRan Inc	45,150	1,054,704
Louisiana-Pacific Corp *	77,950	1,290,852

		2,345,556

Utilities - 0.1%

NRG Energy Inc	20,410	550,049

Total Common Stocks (Cost $21,055,721)		23,108,924

CLOSED-END MUTUAL FUNDS - 1.2%

Eaton Vance Senior Income Trust	485,485	3,029,426
First Trust Senior Floating Rate Income Fund II	117,483	1,528,454
Invesco Senior Income Trust	1,023,114	4,665,400
Voya Prime Rate Trust	714,009	3,791,388

Total Closed-End Mutual Fund (Cost $13,852,910)		13,014,668

	Principal Amount	Value
CORPORATE BONDS & NOTES - 85.8%

Consumer Discretionary - 18.9%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$6,500,000	$5,232,500
99 Cents Only Stores 11.000% due 12/15/19	3,271,000	3,483,615
Beazer Homes USA Inc
5.750% due 06/15/19	5,475,000	5,269,687
7.250% due 02/01/23	3,050,000	2,973,750
7.500% due 09/15/21	1,750,000	1,767,500
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20	2,925,000	2,179,125
11.250% due 06/01/17	5,500,000	4,059,000
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20 ~	5,850,000	5,762,250
11.000% due 10/01/21 ~	4,850,000	4,437,750
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22 ~	4,600,000	4,071,000
CCO Holdings LLC
5.750% due 09/01/23	3,050,000	3,099,562
7.000% due 01/15/19	3,500,000	3,640,000
CCOH Safari LLC
5.500% due 12/01/22	875,000	890,313
5.750% due 12/01/24	1,850,000	1,875,438
CEC Entertainment Inc 8.000% due 02/15/22	8,350,000	8,141,250
Cedar Fair LP
5.250% due 03/15/21	4,400,000	4,444,000
5.375% due 06/01/24 ~	1,375,000	1,369,844
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	2,350,000	2,291,250
6.375% due 09/15/20 ~	2,813,000	2,925,520
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	2,468,000	2,554,380
7.625% due 03/15/20	2,625,000	2,775,937
Dana Holding Corp
5.375% due 09/15/21	1,000,000	1,032,500
6.750% due 02/15/21	5,150,000	5,471,875
DISH DBS Corp 5.125% due 05/01/20	2,850,000	2,878,500
Greektown Holdings LLC 8.875% due 03/15/19 ~	5,125,000	5,137,812
Hilton Worldwide Finance LLC 5.625% due 10/15/21	5,650,000	5,932,500
Icahn Enterprises LP 5.875% due 02/01/22	5,725,000	5,778,672
iHeartCommunications Inc
10.000% due 01/15/18	1,950,000	1,691,625
11.250% due 03/01/21	3,000,000	3,086,250
Jaguar Land Rover Automotive PLC (United Kingdom)
4.125% due 12/15/18 ~	3,000,000	3,030,000
5.625% due 02/01/23 ~	1,150,000	1,214,688
8.125% due 05/15/21 ~	2,155,000	2,370,500
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	7,325,000	6,848,875
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	2,700,000	2,794,500
Landry’s Inc 9.375% due 05/01/20 ~	3,850,000	4,100,250
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	5,600,000	5,628,000
MGM Resorts International
6.000% due 03/15/23	2,925,000	2,954,250
6.750% due 10/01/20	3,900,000	4,104,750
8.625% due 02/01/19	2,000,000	2,277,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	$645,000	$659,513
Michaels Stores Inc 5.875% due 12/15/20 ~	2,475,000	2,512,125
NCL Corp Ltd (Bermuda) 5.250% due 11/15/19 ~	5,500,000	5,568,750
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	1,925,000	2,045,313
8.750% PIK due 10/15/21 ~	6,725,000	7,162,125
NPC International Inc 10.500% due 01/15/20	6,550,000	6,828,375
Penn National Gaming Inc 5.875% due 11/01/21	5,300,000	4,955,500
Sinclair Television Group Inc
5.375% due 04/01/21	1,950,000	1,945,125
6.375% due 11/01/21	4,950,000	5,123,250
Standard Pacific Corp
6.250% due 12/15/21	4,000,000	4,120,000
8.375% due 01/15/21	3,000,000	3,412,500
The Ryland Group Inc 5.375% due 10/01/22	6,770,000	6,600,750
The ServiceMaster Co LLC 8.000% due 02/15/20	3,315,000	3,505,612
Virgin Media Finance PLC (United Kingdom) 6.375% due 04/15/23 ~	3,100,000	3,262,750
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	4,500,000	4,668,750
Wolverine World Wide Inc 6.125% due 10/15/20	4,825,000	5,090,375

		207,037,531

Consumer Staples - 5.3%

Albertsons Holdings LLC 7.750% due 10/15/22 ~	5,075,000	5,227,250
Beverages & More Inc 10.000% due 11/15/18 ~	5,175,000	4,832,156
JBS Investments GmbH (Austria)
7.250% due 04/03/24 ~	2,500,000	2,462,500
7.750% due 10/28/20 ~	7,300,000	7,595,650
JBS USA LLC 7.250% due 06/01/21 ~	950,000	983,250
Post Holdings Inc 6.000% due 12/15/22 ~	4,500,000	4,235,625
Reynolds Group Issuer Inc
8.500% due 05/15/18	7,850,000	8,046,250
9.000% due 04/15/19	7,725,000	8,034,000
Rite Aid Corp
6.750% due 06/15/21	2,700,000	2,801,250
9.250% due 03/15/20	3,500,000	3,828,125
Smithfield Foods Inc
5.875% due 08/01/21 ~	3,750,000	3,834,375
6.625% due 08/15/22	1,200,000	1,260,000
The WhiteWave Foods Co 5.375% due 10/01/22	5,275,000	5,446,438

		58,586,869

Energy - 11.1%

Alpha Natural Resources Inc
6.000% due 06/01/19	3,925,000	1,256,000
6.250% due 06/01/21	2,000,000	570,000
American Energy-Woodford LLC 9.000% due 09/15/22 ~	1,325,000	861,250
American Energy-Permian Basin LLC
7.125% due 11/01/20 ~	3,675,000	2,737,875
7.375% due 11/01/21 ~	1,950,000	1,443,000
Arch Coal Inc
7.250% due 10/01/20	3,275,000	1,080,750
7.250% due 06/15/21	3,000,000	888,750

	Principal Amount	Value
Atlas Pipeline Partners LP
5.875% due 08/01/23	$4,150,000	$4,129,250
6.625% due 10/01/20	2,750,000	2,811,875
Calumet Specialty Products Partners LP 6.500% due 04/15/21 ~	5,600,000	5,026,000
Chaparral Energy Inc
7.625% due 11/15/22	5,000,000	3,325,000
8.250% due 09/01/21	2,550,000	1,759,500
Crestwood Midstream Partners LP 6.125% due 03/01/22	4,625,000	4,440,000
Energy XXI Gulf Coast Inc 6.875% due 03/15/24 ~	5,525,000	2,997,313
Halcon Resources Corp
8.875% due 05/15/21	3,000,000	2,272,500
9.250% due 02/15/22	2,000,000	1,485,000
9.750% due 07/15/20	2,975,000	2,246,125
Hiland Partners LP
5.500% due 05/15/22 ~	925,000	816,313
7.250% due 10/01/20 ~	8,750,000	8,356,250
Linn Energy LLC
6.500% due 05/15/19	2,525,000	2,171,500
6.500% due 09/15/21	1,750,000	1,426,250
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	1,650,000	1,480,875
6.500% due 03/15/21 ~	4,620,000	4,238,850
Memorial Resource Development Corp 5.875% due 07/01/22 ~	7,325,000	6,647,437
QEP Resources Inc
5.375% due 10/01/22	2,600,000	2,470,000
6.875% due 03/01/21	2,400,000	2,472,000
Regency Energy Partners LP
5.000% due 10/01/22	950,000	902,500
5.750% due 09/01/20	5,600,000	5,642,000
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	6,650,000	6,566,875
Sabine Pass LNG LP 6.500% due 11/01/20	1,500,000	1,522,500
Samson Investment Co 9.750% due 02/15/20	4,750,000	1,992,031
Sanchez Energy Corp
6.125% due 01/15/23 ~	2,800,000	2,359,000
7.750% due 06/15/21	5,575,000	5,212,625
SandRidge Energy Inc 7.500% due 03/15/21	6,800,000	4,386,000
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	5,050,000	4,494,500
Summit Midstream Holdings LLC 5.500% due 08/15/22	6,350,000	6,064,250
Tervita Corp (Canada)
8.000% due 11/15/18 ~	5,000,000	4,300,000
10.875% due 02/15/18 ~	175,000	107,625
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	5,500,000	3,657,500
WPX Energy Inc 6.000% due 01/15/22	5,000,000	4,837,500

		121,454,569

Financials - 4.8%

AerCap Ireland Capital Ltd (Ireland)
3.750% due 05/15/19 ~	150,000	148,688
5.000% due 10/01/21 ~	2,350,000	2,438,125
E*TRADE Financial Corp 5.375% due 11/15/22	5,250,000	5,381,250
First Data Corp
10.625% due 06/15/21	1,202,000	1,367,275
12.625% due 01/15/21	4,284,000	5,097,960
HUB International Ltd 7.875% due 10/01/21 ~	5,925,000	5,910,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Jefferies Finance LLC
6.875% due 04/15/22 ~	$800,000	$736,000
7.375% due 04/01/20 ~	5,800,000	5,423,000
7.500% due 04/15/21 ~	3,000,000	2,801,250
Ocwen Financial Corp 6.625% due 05/15/19 ~	4,625,000	4,255,000
Outfront Media Capital LLC 5.250% due 02/15/22 ~	2,375,000	2,398,750
5.875% due 03/15/25 ~	2,650,000	2,676,500
RHP Hotel Properties LP REIT 5.000% due 04/15/21	6,550,000	6,550,000
The Howard Hughes Corp 6.875% due 10/01/21 ~	7,200,000	7,488,000

		52,671,985

Health Care - 9.9%

Aviv Healthcare Properties LP 6.000% due 10/15/21	4,725,000	4,931,719
Biomet Inc 6.500% due 08/01/20	4,825,000	5,174,813
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	6,775,000	6,855,453
CHS/Community Health Systems Inc
6.875% due 02/01/22	9,700,000	10,324,437
8.000% due 11/15/19	5,300,000	5,671,000
DaVita HealthCare Partners Inc 5.750% due 08/15/22	4,825,000	5,132,594
DJO Finance LLC
7.750% due 04/15/18	4,000,000	3,900,000
9.875% due 04/15/18	1,000,000	1,020,000
Endo Finance LLC 5.750% due 01/15/22 ~	5,175,000	5,187,937
Fresenius Medical Care US Finance II Inc
4.125% due 10/15/20 ~	1,850,000	1,868,500
5.875% due 01/31/22 ~	4,650,000	5,068,500
HCA Holdings Inc
6.250% due 02/15/21	4,950,000	5,284,125
7.750% due 05/15/21	4,000,000	4,285,000
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	5,350,000	5,481,075
JLL/Delta Dutch Newco BV (Netherlands) 7.500% due 02/01/22 ~	5,280,000	5,379,000
LifePoint Hospitals Inc 5.500% due 12/01/21	5,550,000	5,702,625
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	4,700,000	5,040,750
Tenet Healthcare Corp
5.000% due 03/01/19 ~	675,000	677,531
6.000% due 10/01/20	1,025,000	1,103,238
6.750% due 02/01/20	4,250,000	4,489,063
8.000% due 08/01/20	1,750,000	1,850,625
8.125% due 04/01/22	4,800,000	5,376,000
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	8,700,000	9,124,125

		108,928,110

Industrials - 12.5%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	3,500,000	3,412,500
ADS Waste Holdings Inc 8.250% due 10/01/20	4,725,000	4,748,625
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	2,446,413	2,492,405
Allegion US Holding Co Inc 5.750% due 10/01/21	4,900,000	5,206,250
American Airlines Pass-Through Trust ‘B’ 5.625% due 01/15/21 ~	1,696,057	1,729,978
Apex Tool Group LLC 7.000% due 02/01/21 ~	5,325,000	4,579,500

	Principal Amount	Value
CPG Merger Sub LLC 8.000% due 10/01/21 ~	$5,200,000	$5,330,000
HD Supply Inc
5.250% due 12/15/21 ~	2,925,000	2,983,500
7.500% due 07/15/20	1,000,000	1,052,500
11.500% due 07/15/20	850,000	977,500
Huntington Ingalls Industries Inc 5.000% due 12/15/21 ~	4,900,000	4,991,875
IHS Inc 5.000% due 11/01/22 ~	5,000,000	4,975,000
International Lease Finance Corp
4.625% due 04/15/21	2,900,000	2,956,188
5.875% due 04/01/19	3,000,000	3,240,000
5.875% due 08/15/22	1,000,000	1,087,500
6.250% due 05/15/19	1,550,000	1,697,250
Masco Corp 7.750% due 08/01/29	4,925,000	5,688,375
Modular Space Corp 10.250% due 01/31/19 ~	5,150,000	4,467,625
Multi-Color Corp 6.125% due 12/01/22 ~	6,225,000	6,240,562
Nortek Inc 8.500% due 04/15/21	4,850,000	5,213,750
Roofing Supply Group LLC 10.000% due 06/01/20 ~	5,867,000	5,878,147
Sensata Technologies BV (Netherlands) 5.625% due 11/01/24 ~	4,900,000	5,092,938
The ADT Corp 6.250% due 10/15/21	8,475,000	8,729,250
The Hertz Corp
5.875% due 10/15/20	350,000	354,375
7.500% due 10/15/18	4,500,000	4,680,000
TMS International Corp 7.625% due 10/15/21 ~	5,775,000	6,049,312
TransDigm Inc
5.500% due 10/15/20	2,000,000	1,965,000
6.000% due 07/15/22	3,225,000	3,233,063
7.500% due 07/15/21	2,000,000	2,140,000
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	1,900,000	1,862,000
4.750% due 10/11/23	1,475,000	1,476,918
5.375% due 02/15/23	3,850,000	3,893,505
United Rentals North America Inc
7.375% due 05/15/20	779,000	845,215
7.625% due 04/15/22	2,750,000	3,037,375
8.250% due 02/01/21	3,700,000	4,051,500
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	4,649,023	4,666,689
USG Corp
5.875% due 11/01/21 ~	2,675,000	2,715,125
7.875% due 03/30/20 ~	3,000,000	3,221,250
Virgin Australia Trust (Australia) 6.000% due 04/23/22 ~	825,375	849,724

		137,812,269

Information Technology - 3.5%

Blackboard Inc 7.750% due 11/15/19 ~	6,150,000	6,196,125
BMC Software Finance Inc 8.125% due 07/15/21 ~	3,950,000	3,732,750
BMC Software Inc 7.250% due 06/01/18	2,194,000	2,133,665
Cardtronics Inc 5.125% due 08/01/22 ~	5,100,000	4,998,000
Entegris Inc 6.000% due 04/01/22 ~	4,675,000	4,756,812
Equinix Inc
4.875% due 04/01/20	5,100,000	5,100,000
5.375% due 04/01/23	1,475,000	1,482,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	$4,600,000	$4,531,000
NXP BV (Netherlands) 5.750% due 02/15/21 ~	5,600,000	5,908,000

		38,838,727

Materials - 10.8%

AK Steel Corp
7.625% due 05/15/20	2,650,000	2,477,750
8.375% due 04/01/22	5,875,000	5,375,625
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	7,300,000	6,205,000
ArcelorMittal (Luxembourg)
6.125% due 06/01/18	2,000,000	2,137,500
7.250% due 03/01/41	4,650,000	4,719,750
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	2,713,993	2,686,853
Ardagh Packaging Finance PLC (Ireland)
6.000% due 06/30/21 ~	500,000	478,750
6.250% due 01/31/19 ~	3,000,000	2,940,000
6.750% due 01/31/21 ~	3,250,000	3,241,875
7.000% due 11/15/20 ~	823,235	835,584
Berry Plastics Corp 5.500% due 05/15/22	6,550,000	6,656,437
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	4,325,000	4,227,688
BWAY Holding Co 9.125% due 08/15/21 ~	6,400,000	6,432,000
Constellium NV (Netherlands) 8.000% due 01/15/23 ~	2,750,000	2,743,125
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	5,000,000	5,175,000
FMG Resources Property Ltd (Australia) 8.250% due 11/01/19 ~	6,175,000	5,642,406
Hexion US Finance Corp
6.625% due 04/15/20	1,200,000	1,182,000
8.875% due 02/01/18	3,500,000	3,123,750
9.000% due 11/15/20	3,000,000	2,175,000
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	4,750,000	4,583,750
Louisiana-Pacific Corp 7.500% due 06/01/20	4,825,000	5,102,437
Mustang Merger Corp 8.500% due 08/15/21 ~	5,438,000	5,193,290
Novelis Inc (Canada) 8.750% due 12/15/20	5,000,000	5,325,000
Sappi Papier Holding GmbH (Austria)
7.750% due 07/15/17 ~	3,400,000	3,655,000
8.375% due 06/15/19 ~	3,725,000	4,004,375
Sealed Air Corp
4.875% due 12/01/22 ~	1,750,000	1,741,250
5.125% due 12/01/24 ~	875,000	885,938
8.375% due 09/15/21 ~	5,000,000	5,612,500
Tronox Finance LLC 6.375% due 08/15/20	5,900,000	5,944,250
Wise Metals Group LLC 8.750% due 12/15/18 ~	4,675,000	4,932,125
Wise Metals Intermediate Holdings LLC 9.750% due 06/15/19 ~	2,775,000	2,958,844

		118,394,852

Telecommunication Services - 6.3%

Cogent Communications Finance Inc 5.625% due 04/15/21 ~	5,600,000	5,502,000
Digicel Group Ltd (Bermuda) 8.250% due 09/30/20 ~	2,250,000	2,193,750
Digicel Ltd (Bermuda) 7.000% due 02/15/20 ~	3,161,000	3,142,034

	Principal Amount	Value
Hughes Satellite Systems Corp 7.625% due 06/15/21	$7,000,000	$7,735,000
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	2,000,000	2,117,500
Intelsat Luxembourg SA (Luxembourg)
6.750% due 06/01/18	2,000,000	2,050,000
7.750% due 06/01/21	6,300,000	6,339,375
8.125% due 06/01/23	3,000,000	3,075,000
Level 3 Communications Inc 5.750% due 12/01/22 ~	2,500,000	2,528,125
Level 3 Financing Inc
6.125% due 01/15/21	925,000	962,000
7.000% due 06/01/20	5,700,000	6,034,875
Sprint Communications Inc
7.000% due 03/01/20 ~	5,235,000	5,679,975
9.000% due 11/15/18 ~	2,800,000	3,191,720
Sprint Corp 7.250% due 09/15/21	9,500,000	9,464,375
T-Mobile USA Inc
6.250% due 04/01/21	850,000	873,162
6.464% due 04/28/19	1,850,000	1,928,625
6.625% due 04/01/23	1,000,000	1,029,000
6.633% due 04/28/21	4,350,000	4,480,500
6.836% due 04/28/23	250,000	259,063

		68,586,079

Utilities - 2.7%

Calpine Corp
5.375% due 01/15/23	1,750,000	1,769,688
5.875% due 01/15/24 ~	1,600,000	1,712,000
6.000% due 01/15/22 ~	1,000,000	1,070,000
7.875% due 01/15/23 ~	2,270,000	2,514,025
Dynegy Finance I Inc 7.625% due 11/01/24 ~	3,625,000	3,702,031
GenOn Energy Inc
7.875% due 06/15/17	2,000,000	2,000,000
9.875% due 10/15/20	3,975,000	3,935,250
NRG Energy Inc
6.250% due 07/15/22	3,075,000	3,159,562
6.625% due 03/15/23	1,000,000	1,045,000
7.875% due 05/15/21	3,000,000	3,247,500
RJS Power Holdings LLC 5.125% due 07/15/19 ~	5,350,000	5,309,875

		29,464,931

Total Corporate Bonds & Notes (Cost $970,558,710)		941,775,922

CONVERTIBLE CORPORATE BONDS & NOTES - 0.3%

Telecommunication Services - 0.3%

Clearwire Communications LLC 8.250% due 12/01/40 ~	3,500,000	3,823,750

Total Convertible Corporate Bonds & Notes (Cost $3,462,199)		3,823,750

SENIOR LOAN NOTES - 4.3%

Consumer Discretionary - 1.2%

Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	5,000,000	4,909,375
Clear Channel Communications Inc Term D 6.919% due 01/30/19 §	4,697,344	4,437,524
Yonkers Racing Corp (2nd Lien) 8.750% due 08/20/20 §	5,000,000	3,500,000

		12,846,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Consumer Staples - 0.3%

Reddy Ice Corp (1st Lien) 6.751% due 05/01/19 §	$2,962,312	$2,614,240

Energy - 0.7%

American Energy-Marcellus LLC (2nd Lien) 8.500% due 08/04/21 §	5,000,000	4,287,500
Crestwood Holdings LLC Term B1 7.000% due 06/19/19 §	922,495	871,758
Samson Investment Co (2nd Lien) 5.000% due 09/25/18 §	3,000,000	2,372,499

		7,531,757

Financials - 0.7%

ROC Finance LLC 5.000% due 06/20/19 §	2,468,750	2,317,539
Stockbridge SBE Holdings LLC Term B 13.000% due 05/02/17 §	6,250,000	5,750,000

		8,067,539

Industrials - 0.5%

LM U.S. Corp Acquisition Inc (2nd Lien) 8.250% due 01/25/21 §	3,750,000	3,649,999
WTG Holdings III Corp (2nd Lien) 8.500% due 01/15/22 §	2,000,000	1,965,000

		5,614,999

Utilities - 0.9%

Dynegy Holdings Inc due 09/15/15 µ	10,000,000	10,000,000

Total Senior Loan Notes (Cost $51,465,019)		46,675,434

	Principal Amount	Value
SHORT-TERM INVESTMENT - 5.7%

Repurchase Agreement - 5.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $62,402,516; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $63,650,650)	$62,402,516	$62,402,516

Total Short-Term Investment (Cost $62,402,516)		62,402,516

TOTAL INVESTMENTS - 99.4% (Cost $1,123,597,075)		1,091,138,686

OTHER ASSETS & LIABILITIES, NET - 0.6%		7,043,447

NET ASSETS - 100.0%		$1,098,182,133

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.8%
Industrials	13.5%
Energy	11.9%
Materials	11.0%
Health Care	10.0%
Telecommunication Services	6.6%
Financials	5.7%
Short-Term Investment	5.7%
Consumer Staples	5.6%
Information Technology	3.7%
Utilities	3.7%
Others (each less than 3.0%)	1.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Swap agreements outstanding as of December 31, 2014 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
iBoxx Liquid High Yield Index	3-Month USD-LIBOR	JPM	03/25/15	$10,000,000	($195,619)	$-	($195,619)

Total Swap Agreements					($195,619)	$-	($195,619)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$337,472	$-	$337,472	$-
	Common Stocks (1)	23,108,924	23,108,924	-	-
	Closed-End Mutual Funds	13,014,668	13,014,668	-	-
	Corporate Bonds & Notes	941,775,922	-	938,183,944	3,591,978
	Convertible Corporate Bonds & Notes	3,823,750	-	3,823,750	-
	Senior Loan Notes	46,675,434	-	40,561,194	6,114,240
	Short-Term Investment	62,402,516	-	62,402,516	-

	Total Assets	1,091,138,686	36,123,592	1,045,308,876	9,706,218

Liabilities	Derivatives:
	Interest Rate Contracts
	Swaps	(195,619)	-	(195,619)	-

	Total Liabilities	(195,619)	-	(195,619)	-

	Total	$1,090,943,067	$36,123,592	$1,045,113,257	$9,706,218

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2014:

	Corporate Bonds & Notes	Senior Loan Notes	Total
Value, Beginning of Year	$19,110,375	$-	$19,110,375
Purchases	3,596,057	5,020,000	8,616,057
Sales (Includes Paydowns)	(7,529,189)	-	(7,529,189)
Accrued Discounts (Premiums)	(765)	(1,970)	(2,735)
Net Realized Gains (Losses)	238,803	-	238,803
Change in Net Unrealized Appreciation (Depreciation)	79,021	(1,518,030)	(1,439,009)
Transfers In	-	2,614,240	2,614,240
Transfers Out	(11,902,324)	-	(11,902,324)

Value, End of Year	$3,591,978	$6,114,240	$9,706,218

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($4,079)	($1,518,030)	($1,522,109)

The significant unobservable inputs were provided by a vendor-priced single broker quote.

During the year ended December 31, 2014, an investment with a value of $337,472 was transferred from Level 1 to Level 2 due to the investment being priced using evaluated vendor prices versus exchange-traded prices. During the same period, investments with a total aggregate value of $11,902,324 were transferred from Level 3 to Level 2 due to the pricing vendor using evaluated prices of the investments based on significant market observable inputs versus the use of a single broker quoted vendor price. Also during the same period, an investment with a value of $2,614,240 was transferred from Level 2 to Level 3 due to the investment being priced below 90 using a single broker quoted vendor price versus being priced above 90 using a single broker quoted vendor price.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 8.9%

Consumer Discretionary - 0.1%

DISH DBS Corp 7.125% due 02/01/16	$900,000	$948,375

Energy - 0.1%

BG Energy Capital PLC (United Kingdom) 6.500% due 11/30/72 § ~	GBP 700,000	1,160,437
Chesapeake Energy Corp 3.481% due 04/15/19 §	$500,000	491,250

		1,651,687

Financials - 6.3%

Ally Financial Inc
2.750% due 01/30/17	800,000	799,504
4.625% due 06/26/15	1,300,000	1,311,375
8.300% due 02/12/15	100,000	100,625
Banca Monte dei Paschi di Siena SPA (Italy) 4.875% due 09/15/16 ~	EUR 500,000	646,847
Banco Santander SA (Spain) 6.250% § ± ~	400,000	469,318
Bank of America NA 0.652% due 05/08/17 §	$14,500,000	14,484,398
Bankia SA (Spain)
0.285% due 01/25/16 §	EUR 500,000	601,679
3.500% due 12/14/15	2,900,000	3,616,971
3.500% due 01/17/19 ~	1,600,000	2,090,607
Barclays Bank PLC (United Kingdom) 2.010% due 12/21/20 ~	MXN 5,000,000	349,515
Barclays PLC (United Kingdom)
6.500% § ±	EUR 200,000	237,412
8.000% § ±	200,000	253,082
BNP Paribas SA (France) 0.542% due 11/07/15 §	$9,600,000	9,587,385
BPCE SA (France)
0.802% due 11/18/16 §	5,900,000	5,906,856
0.873% due 06/17/17 §	2,300,000	2,305,182
BPE Financiaciones SA (Spain)
2.500% due 02/01/17 ~	EUR 1,200,000	1,488,606
2.875% due 05/19/16 ~	2,500,000	3,092,453
CIT Group Inc 4.750% due 02/15/15 ~	$800,000	801,350
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 0.563% due 04/28/17 §	13,300,000	13,298,258
Depfa ACS Bank (Ireland) 3.875% due 11/14/16	EUR 300,000	387,630
Eksportfinans ASA (Norway) 2.375% due 05/25/16	$1,800,000	1,808,712
HBOS PLC (United Kingdom)
0.882% due 09/01/16 §	EUR 1,400,000	1,690,250
0.957% due 09/30/16 §	$2,800,000	2,793,557
JPMorgan Chase Bank NA 0.654% due 06/02/17 §	3,900,000	3,883,593
Lehman Brothers Holdings Inc 7.000% due 09/27/27 Y	1,700,000	250,750
Lloyds Banking Group PLC (United Kingdom) 7.625% § ± ~	GBP 400,000	624,364
Westpac Banking Corp (Australia) 1.850% due 11/26/19 ~	$2,000,000	2,001,924

		74,882,203

	Principal Amount	Value
Industrials - 0.7%

Hellenic Railways Organization SA (Greece)
4.028% due 03/17/17	EUR 1,800,000	$1,788,212
5.014% due 12/27/17 ~	6,100,000	6,052,671
International Lease Finance Corp 7.125% due 09/01/18 ~	$1,000,000	1,122,500

		8,963,383

Materials - 0.4%

Temple-Inland Inc 6.625% due 01/15/18	4,000,000	4,469,468

Telecommunication Services - 1.1%

BellSouth Corp 4.182% due 04/26/21 ~	12,800,000	12,926,938

Utilities - 0.2%

Electricite de France SA (France) 1.150% due 01/20/17 ~	700,000	699,954
SSE PLC (United Kingdom) 5.625% § ± ~	EUR 1,000,000	1,313,344
Veolia Environnement SA (France) 1.750% due 06/17/15 ^	117,900	145,235

		2,158,533

Total Corporate Bonds & Notes (Cost $109,999,498)		106,000,587

MORTGAGE-BACKED SECURITIES - 5.8%

Collateralized Mortgage Obligations - Commercial - 0.8%

Banc of America Re-REMIC Trust
5.588% due 06/24/50 " § ~	$1,502,907	1,569,867
5.649% due 02/17/51 " § ~	1,561,861	1,644,503
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/39 " § ~	2,436,866	2,540,178
5.467% due 09/18/39 " § ~	2,818,031	2,938,790
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	700,000	758,047

		9,451,385

Collateralized Mortgage Obligations - Residential - 4.7%

Alternative Loan Trust
0.450% due 12/25/35 " §	99,434	87,573
5.500% due 06/25/35 " Y	1,853,793	1,855,641
6.000% due 01/25/37 " Y	1,227,254	1,046,295
Banc of America Funding Trust 2.799% due 01/20/47 " § Y	1,840,175	1,476,455
Banc of America Mortgage Trust
2.315% due 11/25/34 " §	80,174	76,603
2.680% due 06/25/35 " §	541,721	522,549
2.686% due 08/25/35 " §	500,812	460,277
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/35 " §	823,436	834,374
2.522% due 01/25/35 " §	512,536	495,264
Chase Mortgage Finance Trust 2.474% due 02/25/37 " §	155,083	154,364
ChaseFlex Trust 6.000% due 02/25/37 " Y	628,716	554,408
Citigroup Mortgage Loan Trust
0.240% due 01/25/37 " § ~	470,253	343,078
2.530% due 05/25/35 " §	139,917	138,964
2.745% due 09/25/37 " § Y	115,815	104,047

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Citigroup Mortgage Loan Trust Inc
2.230% due 09/25/35 " §	$815,558	$815,065
2.280% due 09/25/35 " §	763,094	765,346
2.556% due 08/25/35 " § Y	1,162,876	853,050
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/35 " §	122,449	93,854
2.399% due 11/19/33 " §	116,947	115,167
2.589% due 08/25/34 " §	68,568	60,736
Deutsche Alt-B Securities Mortgage Loan Trust 0.270% due 10/25/36 " § Y	69,064	43,678
Fannie Mae
0.215% due 12/25/36 " §	260,885	257,247
0.230% due 07/25/37 " §	2,223,081	2,158,827
0.320% due 08/25/34 " §	462,698	463,184
0.520% due 07/25/37 - 05/25/42 " §	274,894	275,435
2.194% due 05/25/35 " §	1,787,439	1,841,132
Freddie Mac
0.391% due 02/15/19 " §	3,870,115	3,875,153
0.611% due 09/15/42 " §	4,818,876	4,864,594
Granite Mortgages PLC (United Kingdom) 0.940% due 09/20/44 " § ~	GBP 781,885	1,214,503
GreenPoint Mortgage Funding Trust
0.440% due 11/25/45 " §	$638,611	503,284
0.610% due 06/25/45 " §	1,211,792	1,064,345
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	393,444	423,861
GSR Mortgage Loan Trust 2.814% due 01/25/35 " §	860,781	851,291
HarborView Mortgage Loan Trust 0.444% due 02/19/36 " §	246,020	186,058
Impac CMB Trust 1.170% due 07/25/33 " §	254,362	239,233
IndyMac INDX Mortgage Loan Trust
0.365% due 05/25/46 " §	1,122,649	960,968
0.410% due 07/25/35 " §	459,940	419,044
JP Morgan Resecuritization Trust 2.564% due 08/27/37 " § ~	480,094	487,403
JPMorgan Mortgage Trust
2.140% due 07/27/37 " § ~	1,251,729	1,088,113
2.527% due 08/25/35 " § Y	713,264	699,642
2.550% due 08/25/35 " §	860,318	851,685
2.552% due 07/25/35 " §	595,791	604,659
5.025% due 09/25/35 " §	166,413	164,291
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
0.601% due 12/15/30 " §	407,827	391,251
0.861% due 11/15/31 " §	584,521	569,114
Merrill Lynch Mortgage Investors Trust
0.420% due 11/25/35 " §	741,380	705,389
2.538% due 06/25/37 " §	917,520	886,802
5.401% due 12/25/35 " §	339,665	317,618
NCUA Guaranteed Notes Trust 0.618% due 10/07/20 " §	5,785,598	5,821,417
Reperforming Loan REMIC Trust 0.510% due 06/25/35 " § ~	709,395	635,846
Residential Accredit Loans Inc Trust 0.470% due 08/25/35 " §	490,998	381,931
Ryland Mortgage Securities Corp 6.750% due 10/01/27 "	9,397	8,645
Sequoia Mortgage Trust 0.864% due 10/19/26 " §	391,109	386,677
Structured Adjustable Rate Mortgage Loan Trust
1.515% due 01/25/35 " §	470,723	379,169
2.514% due 08/25/35 " §	998,605	925,521
2.573% due 02/25/34 " §	141,880	142,678

	Principal Amount	Value
Structured Asset Mortgage Investments II Trust
0.300% due 03/25/37 " §	$152,024	$116,838
0.390% due 05/25/36 " §	1,013,635	759,034
0.414% due 07/19/35 " §	1,062,654	975,540
0.450% due 02/25/36 " §	1,150,168	930,330
0.824% due 10/19/34 " §	493,637	468,574
Structured Asset Securities Corp Trust 2.605% due 10/28/35 " § ~	197,904	189,948
Structured Asset Securities Mortgage Pass-Through Certificates 2.217% due 01/25/32 " §	9,022	8,722
Swan Trust (Australia) 3.940% due 04/25/41 " §	AUD 526,419	433,751
WaMu Mortgage Pass-Through Certificates Trust
0.430% due 11/25/45 " §	$677,180	626,243
0.883% due 05/25/47 " §	1,637,546	1,409,527
1.113% due 02/25/46 " §	654,706	621,959
1.313% due 11/25/42 " §	75,078	73,144
2.163% due 11/25/46 " §	381,021	349,217
2.443% due 06/25/33 " §	903,798	916,015
5.142% due 08/25/35 " §	262,180	250,802
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/34 " §	706,961	717,477
2.615% due 11/25/34 " §	252,030	255,856
2.618% due 09/25/34 " §	291,764	298,125
5.588% due 04/25/36 " §	422,276	423,997

		55,767,897

Fannie Mae - 0.3%

1.300% due 02/01/36 " §	92,172	92,602
1.315% due 11/01/42 - 10/01/44 " §	434,797	443,913
1.978% due 11/01/35 " §	92,694	96,753
2.002% due 12/01/34 " §	140,157	147,415
2.131% due 05/01/35 " §	48,814	52,500
2.195% due 01/01/25 " §	51,982	53,880
2.235% due 03/01/35 " §	64,711	66,842
2.266% due 12/01/22 " §	14,320	14,901
2.269% due 03/01/35 " §	522,131	563,181
2.330% due 03/01/35 " §	42,699	43,776
2.369% due 08/01/17 " §	128,986	129,361
2.393% due 10/01/35 " §	204,273	220,266
2.436% due 09/01/35 " §	170,381	183,291
2.515% due 04/01/35 " §	548,923	589,424
3.298% due 03/01/18 " §	57,366	57,769
3.500% due 07/01/26 " §	3,742	3,797
5.000% due 08/01/24 " §	8,650	8,925
5.340% due 01/01/36 " §	292,723	312,532
5.370% due 11/01/35 " §	249,182	266,916
5.514% due 03/01/36 " §	153,068	163,830

		3,511,874

Freddie Mac - 0.0%

2.231% due 08/01/35 " §	19,423	20,426
2.371% due 01/01/34 " §	319,986	341,593
4.995% due 10/01/35 " §	82,027	87,357
5.506% due 03/01/36 " §	134,594	143,351

		592,727

Government National Mortgage Association - 0.0%

1.625% due 09/20/22 - 11/20/26 " §	100,090	103,181
2.000% due 10/20/24 - 01/20/27 " §	76,474	79,783
2.500% due 02/20/25 " §	18,107	18,660

		201,624

Total Mortgage-Backed Securities (Cost $69,202,959)		69,525,507

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
ASSET-BACKED SECURITIES - 2.0%

Amortizing Residential Collateral Trust 0.750% due 07/25/32 " §	$125,612	$116,864
Aquilae II PLC CLO (Ireland) 0.546% due 01/17/23 " § ~	EUR 193,491	233,047
Asset-Backed Securities Corp Home Equity Loan Trust 0.250% due 05/25/37 " §	$35,248	22,955
Bear Stearns Asset-Backed Securities I Trust
0.225% due 12/25/36 " § Y	22,858	23,755
0.265% due 11/25/36 " §	694,003	672,875
1.170% due 10/25/37 " §	1,895,608	1,780,901
Bear Stearns Asset-Backed Securities Trust 0.830% due 10/25/32 " §	49,232	47,060
Carlyle High Yield Partners X Ltd CLO (Cayman) 0.456% due 04/19/22 " § ~	944,104	928,258
Citigroup Mortgage Loan Trust 0.250% due 01/25/37 " §	557,459	378,365
Conseco Finance Securitizations Corp 6.681% due 12/01/33 " §	895	897
Countrywide Asset-Backed Certificates
0.360% due 06/25/36 " §	422,727	413,829
0.405% due 04/25/36 " §	218,953	217,306
Credit-Based Asset Servicing & Securitization Trust 0.225% due 01/25/37 " § Y	270,892	122,709
Equity One Mortgage Pass-Through Trust 0.470% due 04/25/34 " §	484,987	401,926
Freddie Mac Structured Pass- Through Securities 0.430% due 08/25/31 " §	180,627	176,712
HSI Asset Securitization Corp Trust 0.220% due 10/25/36 " §	18,853	10,447
JP Morgan Mortgage Acquisition Trust 0.230% due 03/25/47 " §	32,116	31,435
LCM V Ltd CDO (Cayman) 0.477% due 03/21/19 " § ~	372,377	371,959
Morgan Stanley IXIS Real Estate Capital Trust 0.220% due 11/25/36 " §	2,036	1,072
Nautique Funding Ltd (Cayman) 0.481% due 04/15/20 " § ~	439,351	435,387
New Century Home Equity Loan Trust 0.350% due 05/25/36 " §	824,913	587,270
NYLIM Flatiron Ltd CLO (Cayman) 0.452% due 08/08/20 " § ~	613,773	610,161
OneMain Financial Issuance Trust 2.470% due 09/18/24 " ~	6,600,000	6,594,720
Park Place Securities Inc 0.430% due 09/25/35 " §	38,279	38,212
Penta SA CLO (Luxembourg) 0.398% due 06/04/24 " § ~	EUR 3,486,836	4,180,510
Popular ABS Mortgage Pass-Through Trust 0.260% due 06/25/47 " § Y	$880,165	855,883
Renaissance Home Equity Loan Trust 0.930% due 12/25/32 " §	217,275	205,204
SLM Student Loan Trust 0.352% due 09/15/21 " § ~	EUR 52,555	63,674
Small Business Administration Participation Certificates 5.290% due 12/01/27 "	$2,817,430	3,119,588
Soundview Home Loan Trust 0.230% due 11/25/36 " § ~	177,185	68,982

	Principal Amount	Value
Structured Asset Securities Corp Mortgage Loan Trust 1.656% due 04/25/35 " §	$1,342,597	$1,301,641
Wood Street II BV CLO (Netherlands) 0.433% due 03/29/21 " § ~	EUR 502,098	604,755

Total Asset-Backed Securities (Cost $25,527,657)		24,618,359

U.S. TREASURY OBLIGATIONS - 106.4%

U.S. Treasury Inflation Protected Securities - 106.4%

0.125% due 04/15/16 ^	$123,081,879	122,699,669
0.125% due 04/15/17 ^ ‡	23,347,660	23,367,941
0.125% due 04/15/18 ^	10,262,400	10,223,019
0.125% due 04/15/19 ^ ‡	28,145,073	27,853,756
0.125% due 07/15/22 ^ ‡	122,262,796	119,361,162
0.125% due 01/15/23 ^	63,171,759	61,196,080
0.125% due 07/15/24 ^	4,196,094	4,047,397
0.375% due 07/15/23 ^ ‡	30,891,666	30,591,663
0.500% due 04/15/15 ^ ‡	26,983,446	26,619,863
0.625% due 07/15/21 ^ ‡	146,483,728	148,631,254
0.625% due 02/15/43 ^	15,890,028	15,007,536
0.750% due 02/15/42 ^ ‡	3,150,822	3,075,795
1.125% due 01/15/21 ^ ‡	24,889,724	25,899,410
1.250% due 07/15/20 ^ ‡	51,495,123	54,115,838
1.375% due 01/15/20 ^	15,985,481	16,794,483
1.375% due 02/15/44 ^	45,397,448	51,593,771
1.625% due 01/15/18 ^ ‡	90,675	94,975
1.750% due 01/15/28 ^	23,287,494	26,435,469
1.875% due 07/15/15 ^	24,030,454	24,101,702
1.875% due 07/15/19 ^ ‡	7,239,706	7,781,554
2.000% due 01/15/16 ^ ‡	32,613,046	33,106,058
2.000% due 01/15/26 ^	109,218,163	125,450,052
2.125% due 01/15/19 ^	13,824,625	14,877,135
2.125% due 02/15/40 ^	14,237,986	18,533,856
2.125% due 02/15/41 ^ ‡	650,580	853,073
2.375% due 01/15/25 ^ ‡	67,371,238	79,277,488
2.375% due 01/15/27 ^ ‡	91,507,156	109,798,616
2.500% due 01/15/29 ^ ‡	265,433	330,474
2.625% due 07/15/17 ^	14,321,125	15,362,199
3.625% due 04/15/28 ^ ‡	14,681	20,244
3.875% due 04/15/29 ^	52,356,368	75,172,979

		1,272,274,511

Total U.S. Treasury Obligations (Cost $1,320,683,949)		1,272,274,511

FOREIGN GOVERNMENT BONDS & NOTES - 14.5%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,963,802
Brazil Letras do Tesouro Nacional (Brazil)
13.780% due 07/01/15	BRL 19,800,000	7,029,037
12.961% due 01/01/17	56,700,000	16,732,131
15.007% due 01/01/18	16,800,000	4,413,245
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/21	8,314,000	2,832,843
10.000% due 01/01/25	10,100,000	3,327,954
Bundesrepublik Deutschland Bundesobligation Inflation-Linked (Germany) 0.750% due 04/15/18 ^	EUR 12,658,030	15,738,754
Colombian TES (Colombia) 3.000% due 03/25/33 ^	COP 3,354,519,480	1,233,684
Deutsche Bundesrepublik Inflation-Linked (Germany) 1.500% due 04/15/16 ^	EUR 3,838,725	4,682,327

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
France Government Bond OAT (France)
0.250% due 07/25/18 ^	EUR 8,639,387	$10,648,120
0.700% due 07/25/30 ^ ~	401,468	526,415
Hellenic Republic Government (Greece) 4.500% due 07/03/17	JPY 350,000,000	2,344,419
Italy Buoni Poliennali Del Tesoro (Italy)
1.700% due 09/15/18 ^	EUR 4,654,510	5,848,737
2.100% due 09/15/17 ^ ~	697,950	878,404
2.100% due 09/15/21 ^ ~	1,301,244	1,703,843
2.250% due 04/22/17 ^ ~	9,179,576	11,481,279
2.350% due 09/15/24 ^ ~	12,070,200	16,251,126
2.550% due 10/22/16 ^ ~	3,392,452	4,243,340
2.550% due 09/15/41 ^ ~	1,304,940	1,752,043
3.100% due 09/15/26 ^ ~	318,432	460,510
5.000% due 09/01/40 ~	400,000	639,681
5.500% due 11/01/22	300,000	466,989
Mexican Bonos (Mexico) 4.750% due 06/14/18	MXN 25,710,000	1,740,909
Mexican Udibonos (Mexico)
4.000% due 11/15/40 ^	13,175,920	1,006,788
4.000% due 11/08/46 ^	37,946,650	2,950,048
4.500% due 12/04/25 ^	12,121,846	971,186
New Zealand Government (New Zealand)
2.000% due 09/20/25 ^ ~	NZD 14,432,600	10,983,001
3.000% due 09/20/30 ^ ~	5,000,000	4,404,724
Province of Ontario (Canada) 3.450% due 06/02/45	CAD 6,500,000	5,787,451
Spain Government (Spain)
3.800% due 04/30/24 ~	EUR 5,400,000	7,822,307
5.400% due 01/31/23 ~	13,600,000	21,538,013

Total Foreign Government Bonds & Notes (Cost $189,014,011)		173,403,110

PURCHASED OPTIONS - 0.1%
(See Note (h) in Notes to Schedule of Investments) (Cost $1,456,181)		1,184,389

SHORT-TERM INVESTMENTS - 18.4%

Foreign Government Issue - 7.4%

Japan Treasury Bill (Japan) 0.019% due 02/09/15	JPY 10,590,000,000	88,412,531

U.S. Government Agency Issue - 0.0%

Federal Home Loan Bank 0.150% due 04/15/15	$100,000	99,991

U.S. Treasury Bills - 1.0%

0.026% due 03/26/15 ‡	293,000	292,991
0.030% due 04/30/15 ‡	1,878,000	1,877,784
0.035% due 05/21/15 ‡	661,000	660,885
0.037% due 04/02/15 ‡	391,000	390,965
0.038% due 02/19/15 ‡	231,000	230,996
0.038% due 04/02/15 ‡	350,000	349,969
0.040% due 04/16/15 ‡	163,000	162,991
0.041% due 02/12/15 ‡	95,000	94,999
0.041% due 03/12/15 ‡	53,000	52,999
0.042% due 03/05/15 ‡	301,000	300,996
0.046% due 04/23/15 ‡	2,177,000	2,176,782
0.051% due 04/30/15 ‡	621,000	620,929
0.053% due 01/08/15 ‡	260,000	260,000
0.053% due 04/30/15 ‡	661,000	660,924
0.053% due 05/07/15 ‡	8,000	7,999
0.062% due 05/21/15 ‡	2,553,000	2,552,556
0.062% due 05/28/15 ‡	401,000	400,911

	Principal Amount	Value
0.065% due 05/21/15 ‡	$9,000	$8,998
0.067% due 05/28/15 ‡	1,321,000	1,320,705

		12,425,379

Repurchase Agreements - 10.0%

Barclays Capital 0.100% due 01/05/15 (Dated 12/29/14, repurchase price of $113,701,895; collateralized by U.S. Treasury Inflation Index Notes: 0.375% - 0.500% due 04/15/15 - 07/15/23 and value $120,179,120)	113,700,000	113,698,329
Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $5,870,721; collateralized by U.S. Treasury Notes: 2.625% due 08/15/20 and value $5,990,569)	5,870,721	5,870,721

		119,569,050

Total Short-Term Investments (Cost $224,048,623)		220,506,951

TOTAL INVESTMENTS - 156.1% (Cost $1,939,932,878)		1,867,513,414

OTHER ASSETS & LIABILITIES, NET - (56.1%)		(670,814,730)

NET ASSETS - 100.0%		$1,196,698,684

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	106.4%
Short-Term Investments	18.4%
Foreign Government Bonds & Notes	14.5%
Corporate Bonds & Notes	8.9%
Mortgage-Backed Securities	5.8%
Others (each less than 3.0%)	2.1%

	156.1%
Other Assets & Liabilities, Net	(56.1%	)

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	Investments with a total aggregate value of $7,886,313 or 0.7% of the portfolio’s net assets were in default as of December 31, 2014.

(d)	As of December 31, 2014, investments with a total aggregate value of $22,042,831 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(e)	The average amount of borrowings by the portfolio on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2014 was $565,984,644 at a weighted average interest rate of 0.141%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes (03/15)	191	($7,625)
U.S. Treasury 30-Year Bonds (03/15)	56	17,885

		10,260

Short Futures Outstanding
Euro-Bund (03/15)	203	(624,135)
Eurodollar (03/16)	136	2,344
Eurodollar (06/16)	136	92
Eurodollar (09/16)	136	(2,168)
Eurodollar (12/16)	136	(4,243)
U.S. Treasury 10-Year Notes (03/15)	204	(16,246)

		(644,356)

Total Futures Contracts		($634,096)

(g)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	62,768,426	USD	23,630,911	01/15	BNP	($17,780)
BRL	41,925,438	USD	15,783,991	01/15	BOA	(11,876)
BRL	19,756,313	USD	7,437,811	01/15	CSF	(5,596)
BRL	52,653,627	USD	20,243,609	01/15	GSC	(435,608)
BRL	100,720,784	USD	38,907,994	01/15	JPM	(1,017,397)
BRL	25,337,290	USD	9,536,052	01/15	MSC	(4,305)
BRL	12,539,828	USD	4,720,965	01/15	UBS	(3,552)
BRL	17,182,921	USD	6,642,796	02/15	BRC	(229,012)
BRL	11,447,106	USD	4,453,434	02/15	HSB	(180,629)
BRL	37,155,907	USD	13,435,511	07/15	BOA	(142,864)
EUR	1,023,000	USD	1,255,260	02/15	CIT	(16,832)
EUR	10,703,000	USD	13,345,579	02/15	GSC	(388,686)
INR	1,747,806,339	USD	28,010,336	01/15	CIT	(424,306)
JPY	3,641,383,685	USD	30,363,512	01/15	BOA	37,086
MXN	182,327,990	USD	13,807,810	02/15	BNP	(1,472,933)
MXN	11,162,000	USD	821,230	02/15	BRC	(66,097)
MXN	2,008,000	USD	136,748	02/15	JPM	(903)
MXN	2,646,000	USD	186,359	02/15	UBS	(7,351)
MYR	27,643,197	USD	8,449,701	01/15	UBS	(559,571)
NZD	19,051,000	USD	14,796,460	01/15	SGN	64,274
PLN	8,415,961	USD	2,506,331	01/15	SGN	(132,052)
USD	496,292	AUD	586,000	01/15	GSC	17,882
USD	2,011,000	BRL	5,517,179	01/15	BNP	(64,532)
USD	22,035,390	BRL	57,251,247	01/15	BNP	497,790
USD	16,205,938	BRL	41,925,438	01/15	BOA	433,822
USD	8,306,000	BRL	19,756,313	01/15	CSF	873,785
USD	20,365,958	BRL	52,653,627	01/15	GSC	557,957
USD	38,819,864	BRL	100,720,784	01/15	JPM	929,267
USD	3,320,000	BRL	8,998,860	01/15	MSC	(65,321)
USD	6,151,054	BRL	16,338,430	01/15	MSC	4,628
USD	3,929,000	BRL	10,821,252	01/15	UBS	(141,894)
USD	740,000	BRL	1,718,576	01/15	UBS	93,481
USD	9,455,130	BRL	25,337,290	02/15	MSC	(2,395)
USD	7,184,325	BRL	19,800,000	07/15	CIT	100,810
USD	19,199,135	BRL	52,653,627	07/15	GSC	362,128
USD	23,386,636	BRL	63,564,877	07/15	JPM	646,094
USD	1,684,435	CAD	1,964,000	03/15	GSC	(3,799)
USD	4,070,355	CAD	4,722,000	03/15	HSB	11,374
USD	1,269,549	COP	2,921,866,073	06/15	BNP	52,829
USD	5,120,898	EUR	4,118,000	02/15	BOA	135,708
USD	9,789,880	EUR	7,909,000	02/15	GSC	215,361
USD	176,823,661	EUR	142,280,628	02/15	JPM	4,580,842
USD	523,056	GBP	333,000	02/15	GSC	4,160
USD	3,305,058	GBP	2,115,000	02/15	MSC	9,368
USD	533,474	GBP	340,000	02/15	UBS	3,671
USD	3,130,000	INR	194,279,100	01/15	UBS	63,648
USD	19,567,872	JPY	2,315,583,685	01/15	CSF	235,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	11,227,699	JPY	1,325,800,000	01/15	GSC	$159,073
USD	30,370,175	JPY	3,641,384,000	02/15	BOA	(37,603)
USD	92,472,930	JPY	10,590,000,000	02/15	BRC	4,035,442
USD	4,530,000	KRW	4,936,836,000	02/15	BOA	27,847
USD	2,532,984	MXN	34,540,000	02/15	BRC	196,279
USD	1,096,669	MXN	15,508,000	02/15	CIT	47,520
USD	248,213	MXN	3,584,000	02/15	CSF	5,748
USD	560,272	MXN	7,841,000	02/15	HSB	29,811
USD	4,964,283	MXN	69,887,399	02/15	JPM	236,252
USD	12,198,685	MXN	172,483,307	02/15	MSC	529,821
USD	8,328,648	MYR	27,434,567	02/15	UBS	530,417
USD	14,867,564	NZD	19,051,000	01/15	GSC	6,831
USD	14,754,504	NZD	19,051,000	02/15	SGN	(65,414)
USD	318,186	ZAR	3,561,295	01/15	DUB	11,547

Total Forward Foreign Currency Contracts						$10,250,144

(h)	Purchased options outstanding as of December 31, 2014 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.045%	03/20/15	DUB	$32,400,000	$336,181	$182,185
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.683%	12/11/17	MSC	8,000,000	1,120,000	1,002,204

							$1,456,181	$1,184,389

Total Purchased Options							$1,456,181	$1,184,389

(i)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premium
Outstanding, December 31, 2013	100	563,400,000	800,000	-	$3,113,524
Call Options Written	177	193,611,000	48,100,000	-	1,767,052
Put Options Written	-	131,473,000	223,400,000	4,700,000	2,435,273
Call Options Exercised	(177)	(27,877,000)	(18,000,000)	-	(290,594)
Put Options Exercised	-	(5,700,000)	-	-	(37,520)
Call Options Expired	-	(188,214,000)	-	-	(1,015,558)
Put Options Expired	(100)	(366,273,000)	(167,000,000)	-	(2,336,319)
Put Options Closed	-	(11,100,000)	(22,400,000)	(4,700,000)	(288,802)

Outstanding, December 31, 2014	-	289,320,000	64,900,000	-	$3,347,056

(j)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	BNP	EUR 2,100,000	$4,079	($2,474)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	GSC	2,100,000	2,554	(2,475)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	JPM	3,800,000	5,334	(4,477)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	SGN	1,300,000	2,314	(1,532)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	BOA	2,200,000	1,656	(2,073)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	JPM	900,000	790	(848)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	SGN	2,600,000	3,117	(2,450)
Call - iTraxx Europe 22 5Y	0.500%	03/18/15	GSC	15,500,000	11,561	(10,982)

					31,405	(27,311)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - iTraxx Europe 22 5Y	0.900%	01/21/15	BNP	EUR 2,100,000	$3,553	($329)
Put - CDX IG 22 5Y	0.900%	01/21/15	GSC	$1,900,000	2,793	(28)
Put - iTraxx Europe 22 5Y	0.900%	01/21/15	SGN	EUR 1,300,000	2,030	(204)
Put - iTraxx Europe 22 5Y	1.000%	01/21/15	GSC	2,100,000	5,781	(116)
Put - iTraxx Europe 22 5Y	1.000%	01/21/15	JPM	3,800,000	10,667	(210)
Put - iTraxx Europe 22 5Y	1.100%	01/21/15	GSC	1,100,000	2,775	(21)
Put - iTraxx Europe 22 5Y	1.200%	01/21/15	GSC	2,800,000	6,937	(17)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	BOA	2,200,000	4,485	(2,084)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	JPM	900,000	1,805	(853)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	SGN	2,600,000	4,736	(2,463)
Put - iTraxx Europe 22 5Y	0.850%	03/18/15	GSC	15,500,000	29,188	(27,267)

					74,750	(33,592)

					$106,155	($60,903)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - INR versus USD	INR 64.50	03/09/15	GSC	$1,000,000	$11,450	($9,867)
Call - INR versus USD	65.00	03/10/15	JPM	6,500,000	76,213	(50,980)
Call - BRL versus USD	BRL 2.68	07/01/15	DUB	4,320,000	102,945	(263,554)

					190,608	(324,401)

Put - INR versus USD	INR 58.50	03/09/15	GSC	1,000,000	1,650	(43)

					$192,258	($324,444)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	01/22/18	DUB	$2,000,000	$19,400	($13,429)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/01/18	BNP	1,500,000	12,900	(5,887)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	90,900,000	810,160	(21,362)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	8,700,000	112,230	(2,452)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/22/24	JPM	13,800,000	100,395	(27,204)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	05/16/24	JPM	1,300,000	9,035	(2,656)

						$1,064,120	($72,990)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.300%	02/18/15	JPM	$22,700,000	$102,850	($192,564)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.300%	02/18/15	MSC	22,500,000	104,720	(190,868)
Call - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.545%	03/20/15	DUB	32,400,000	413,770	(410,138)

							621,340	(793,570)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	02/18/15	JPM	22,700,000	121,243	(13,252)
Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	02/18/15	MSC	22,500,000	121,940	(13,136)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	12/11/17	MSC	33,600,000	1,120,000	(1,079,430)

							1,363,183	(1,105,818)

							$1,984,523	($1,899,388)

Total Written Options							$3,347,056	($2,357,725)

(k)	Swap agreements outstanding as of December 31, 2014 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Marsh & McLennan Cos Inc	0.600%	09/20/15	DUB	0.018%	$3,000,000	($13,231)	$-	($13,231)
Marsh & McLennan Cos Inc	0.830%	09/20/15	BOA	0.018%	3,000,000	(18,452)	-	(18,452)
Cardinal Health Inc	0.590%	06/20/17	DUB	0.097%	250,000	(3,092)	-	(3,092)
Temple-Inland Inc	1.000%	03/20/18	BOA	0.134%	4,000,000	(111,879)	208,974	(320,853)
Con-way Inc	3.800%	03/20/18	UBS	0.676%	4,000,000	(400,199)	-	(400,199)

						($546,853)	$208,974	($755,827)

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Greek Government	1.000%	06/20/15	MSC	13.929%	EUR 700,000	($49,006)	($32,511)	($16,495)
Greek Government	1.000%	12/20/15	GSC	18.551%	$4,700,000	(691,229)	(347,204)	(344,025)
Russian Government	1.000%	03/20/19	BOA	4.827%	300,000	(41,660)	(24,632)	(17,028)
Russian Government	1.000%	03/20/19	CIT	4.827%	600,000	(83,320)	(50,577)	(32,743)
Russian Government	1.000%	09/20/19	GSC	4.793%	600,000	(90,637)	(33,011)	(57,626)
Brazilian Government	1.000%	09/20/19	HSB	1.862%	100,000	(3,788)	(1,115)	(2,673)
Brazilian Government	1.000%	09/20/19	JPM	1.862%	3,700,000	(140,163)	(42,121)	(98,042)
Russian Government	1.000%	09/20/19	JPM	4.793%	200,000	(30,212)	(11,184)	(19,028)
Brazilian Government	1.000%	09/20/19	MSC	1.862%	7,100,000	(268,962)	(75,812)	(193,150)
Indonesia Government	1.000%	12/20/19	BOA	1.516%	700,000	(16,712)	(16,769)	57
South Africa Government	1.000%	12/20/19	BOA	1.831%	4,100,000	(157,645)	(160,101)	2,456
Indonesia Government	1.000%	12/20/19	BRC	1.516%	3,800,000	(90,721)	(94,622)	3,901
South Africa Government	1.000%	12/20/19	CIT	1.831%	2,000,000	(76,900)	(72,150)	(4,750)
Indonesia Government	1.000%	12/20/19	HSB	1.516%	1,100,000	(26,262)	(26,085)	(177)

						($1,767,217)	($987,894)	($779,323)

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 23 5Y	1.000%	12/20/19	ICE	$4,900,000	$79,707	$68,753	$10,954
CDX HY 23 5Y	5.000%	12/20/19	ICE	1,000,000	63,390	66,750	(3,360)
iTraxx Europe 22 10Y	1.000%	12/20/24	ICE	EUR 1,300,000	(1,342)	(2,589)	1,247

					$141,755	$132,914	$8,841

					($2,172,315)	($646,006)	($1,526,309)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or
(ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month AUD Bank Bills	DUB	4.000%	06/18/19	AUD 10,000,000	$483,402	$15,640	$467,762
BRL - CDI-Compounded	UBS	11.500%	01/04/21	BRL 29,300,000	(167,094)	(53,127)	(113,967)
BRL - CDI-Compounded	BNP	11.680%	01/04/21	16,500,000	(52,565)	(9,072)	(43,493)
BRL - CDI-Compounded	CSF	11.680%	01/04/21	7,500,000	(23,893)	(4,419)	(19,474)
BRL - CDI-Compounded	DUB	11.680%	01/04/21	5,200,000	(16,566)	(3,675)	(12,891)
28-Day MXN TIIE	UBS	5.630%	10/11/21	MXN 240,200,000	(113,840)	64,510	(178,350)
GBP Retail Price Index	GSC	3.125%	12/10/24	GBP 1,800,000	23,121	2,373	20,748
GBP Retail Price Index	CSF	3.100%	12/11/24	500,000	4,204	7,995	(3,791)
GBP Retail Price Index	BNP	3.170%	12/15/24	4,600,000	96,594	(790)	97,384
GBP Retail Price Index	BOA	3.528%	09/23/44	1,700,000	140,295	3,696	136,599
GBP Retail Price Index	CSF	3.528%	09/23/44	1,200,000	99,031	(8,810)	107,841
GBP Retail Price Index	BOA	3.500%	10/15/44	2,900,000	185,101	2,343	182,758
GBP Retail Price Index	CIT	3.500%	10/15/44	900,000	57,445	(30,285)	87,730
GBP Retail Price Index	CSF	3.500%	10/15/44	800,000	51,062	(25,721)	76,783
GBP Retail Price Index	MSC	3.500%	10/15/44	600,000	38,297	4,921	33,376
GBP Retail Price Index	CSF	3.550%	11/15/44	200,000	18,448	(316)	18,764
GBP Retail Price Index	MSC	3.550%	11/15/44	300,000	27,672	1,374	26,298
GBP Retail Price Index	BNP	3.550%	12/11/44	1,000,000	90,271	7,002	83,269
GBP Retail Price Index	GSC	3.450%	12/15/44	1,500,000	30,739	(4,881)	35,620
GBP Retail Price Index	JPM	3.530%	12/15/44	900,000	68,366	6,127	62,239

					1,040,090	(25,115)	1,065,205

	Exchange
28-Day MXN TIIE	CME	5.630%	10/11/21	MXN 186,300,000	(80,519)	140,248	(220,767)
28-Day MXN TIIE	CME	5.660%	11/09/21	88,900,000	(32,456)	-	(32,456)
28-Day MXN TIIE	CME	5.560%	11/11/21	4,500,000	(3,560)	-	(3,560)
28-Day MXN TIIE	CME	5.750%	12/06/21	37,500,000	(1,245)	(18,297)	17,052

					(117,780)	121,951	(239,731)

					$922,310	$96,836	$825,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
U.S. CPI Urban consumers NSA	DUB	1.800%	01/17/16	$600,000	($12,246)	($360)	($11,886)
U.S. CPI Urban consumers NSA	RBS	1.935%	10/23/16	11,100,000	(300,434)	(17,110)	(283,324)
U.S. CPI Urban consumers NSA	DUB	1.860%	11/05/16	9,000,000	(223,150)	-	(223,150)
U.S. CPI Urban consumers NSA	BNP	1.825%	11/29/16	5,500,000	(130,775)	(1,529)	(129,246)
U.S. CPI Urban consumers NSA	DUB	1.825%	11/29/16	8,000,000	(190,218)	(3,232)	(186,986)
U.S. CPI Urban consumers NSA	DUB	1.845%	11/29/16	5,200,000	(126,835)	-	(126,835)
U.S. CPI Urban consumers NSA	GSC	2.415%	02/12/17	6,200,000	(314,185)	-	(314,185)
U.S. CPI Urban consumers NSA	BRC	1.908%	04/15/17	6,300,000	(191,645)	-	(191,645)
U.S. CPI Urban consumers NSA	BNP	2.250%	07/15/17	28,100,000	(1,459,297)	47,258	(1,506,555)
U.S. CPI Urban consumers NSA	CIT	2.250%	07/15/17	10,600,000	(550,482)	2,544	(553,026)
U.S. CPI Urban consumers NSA	RBS	2.250%	07/15/17	27,800,000	(1,443,717)	20,533	(1,464,250)
U.S. CPI Urban consumers NSA	GSC	2.175%	10/01/18	3,600,000	(144,955)	(2,243)	(142,712)
U.S. CPI Urban consumers NSA	GSC	2.205%	10/11/18	900,000	(37,608)	-	(37,608)
U.S. CPI Urban consumers NSA	DUB	2.173%	11/01/18	6,600,000	(264,210)	-	(264,210)
1-Month EUR - CPTFEMU	BNP	1.050%	09/15/19	EUR 9,100,000	(283,930)	(7,455)	(276,475)
1-Month EUR - CPTFEMU	GSC	1.050%	09/15/19	10,600,000	(330,732)	(13,681)	(317,051)
1-Month EUR - CPTFEMU	BNP	1.000%	10/15/19	5,400,000	(142,134)	1,244	(143,378)
1-Month EUR - CPTFEMU	GSC	1.000%	10/15/19	500,000	(13,161)	(620)	(12,541)

					(6,159,714)	25,349	(6,185,063)

	Exchange
6-Month JPY-LIBOR	CME	1.000%	09/18/23	JPY 150,000,000	(64,230)	(21,489)	(42,741)
6-Month EUR-LIBOR	CME	2.000%	01/29/24	EUR 350,000	(55,340)	(2,542)	(52,798)
6-Month GBP-LIBOR	CME	2.088%	12/04/24	GBP 17,500,000	(653,806)	1,062	(654,868)
6-Month EUR-LIBOR	CME	1.000%	12/17/24	EUR 11,700,000	(266,524)	(22,710)	(243,814)
3-Month USD-LIBOR	CME	3.000%	12/17/24	$7,900,000	(522,409)	(239,449)	(282,960)
6-Month GBP-LIBOR	CME	2.750%	03/18/25	GBP 7,000,000	(883,825)	(691,331)	(192,494)
3-Month USD-LIBOR	CME	2.750%	06/19/43	$15,700,000	(187,410)	1,041,275	(1,228,685)
3-Month USD-LIBOR	CME	3.500%	12/18/43	16,200,000	(2,750,841)	621,650	(3,372,491)
3-Month USD-LIBOR	CME	3.750%	06/18/44	10,700,000	(2,402,959)	(603,576)	(1,799,383)
3-Month USD-LIBOR	CME	3.500%	12/17/44	4,000,000	(691,007)	(174,000)	(517,007)
6-Month EUR-LIBOR	CME	2.000%	03/18/45	EUR 13,950,000	(2,249,144)	158,720	(2,407,864)

					(10,727,495)	67,610	(10,795,105)

					($16,887,209)	$92,959	($16,980,168)

					($15,964,899)	$189,795	($16,154,694)

Total Swap Agreements					($18,137,214)	($456,211)	($17,681,003)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(l)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$106,000,587	$-	$105,505,837	$494,750
	Mortgage-Backed Securities	69,525,507	-	66,302,492	3,223,015
	Asset-Backed Securities	24,618,359	-	24,618,359	-
	U.S. Treasury Obligations	1,272,274,511	-	1,272,274,511	-
	Foreign Government Bonds & Notes	173,403,110	-	173,403,110	-
	Short-Term Investments	220,506,951	-	220,506,951	-
	Derivatives:
	Credit Contracts
	Swaps	143,097	-	143,097	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	15,748,452	-	15,748,452	-
	Interest Rate Contracts
	Futures	20,321	20,321	-	-
	Purchased Options	1,184,389	-	1,184,389	-
	Swaps	1,414,048	-	1,414,048	-

	Total Interest Rate Contracts	2,618,758	20,321	2,598,437	-

	Total Assets - Derivatives	18,510,307	20,321	18,489,986	-

	Total Assets	1,884,839,332	20,321	1,881,101,246	3,717,765

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(60,903)	-	(60,903)	-
	Swaps	(2,315,412)	-	(2,315,412)	-

	Total Credit Contracts	(2,376,315)	-	(2,376,315)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,498,308)	-	(5,498,308)	-
	Written Options	(324,444)	-	(324,444)	-

	Total Foreign Currency Contracts	(5,822,752)	-	(5,822,752)	-

	Interest Rate Contracts
	Futures	(654,417)	(654,417)	-	-
	Written Options	(1,972,378)	-	(1,972,378)	-
	Swaps	(17,378,947)	-	(17,378,947)	-

	Total Interest Rate Contracts	(20,005,742)	(654,417)	(19,351,325)	-

	Total Liabilities - Derivatives	(28,204,809)	(654,417)	(27,550,392)	-

	Total Liabilities	(28,204,809)	(654,417)	(27,550,392)	-

	Total	$1,856,634,523	($634,096)	$1,853,550,854	$3,717,765

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2014, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($1,035,581,106)	$-	($1,035,581,106)	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO (Formerly Inflation Protected Portfolio)

Schedule of Investments

December 31, 2014

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 30.5%

U.S. Treasury Inflation Protected Securities - 30.5%

0.125% due 04/15/17 ^	$397,267	$397,717
0.125% due 04/15/19 ^	5,097,251	5,048,073
0.125% due 01/15/22 ^	24,528,006	23,914,806
0.125% due 07/15/22 ^	21,250,291	20,749,740
0.125% due 01/15/23 ^	10,842,709	10,508,959
0.125% due 07/15/24 ^	7,660,230	7,394,213
0.375% due 07/15/23 ^	11,264,554	11,161,584
0.625% due 07/15/21 ^	653,201	662,846
0.625% due 01/15/24 ^	42,762,073	43,056,062
0.625% due 02/15/43 ^	4,410,056	4,168,019
0.750% due 02/15/42 ^	3,152,580	3,078,690
1.125% due 01/15/21 ^	3,886,018	4,045,862
1.250% due 07/15/20 ^	17,420,800	18,317,692
1.375% due 01/15/20 ^	13,670,972	14,369,476
1.375% due 02/15/44 ^	17,727,990	20,157,966
1.625% due 01/15/18 ^	827,411	866,649
1.875% due 07/15/19 ^	967,518	1,039,931
2.000% due 01/15/26 ^	35,891	41,223
2.125% due 02/15/40 ^	549,305	715,041
2.125% due 02/15/41 ^	1,799,938	2,360,169
2.375% due 01/15/25 ^	9,120,373	10,732,116
2.375% due 01/15/27 ^	2,861,228	3,432,915
2.500% due 01/15/29 ^	7,343,641	9,143,119
3.625% due 04/15/28 ^	411,071	566,828
3.875% due 04/15/29 ^	6,658,776	9,558,986

		225,488,682

Total U.S. Treasury Obligations (Cost $229,670,455)		225,488,682

FOREIGN GOVERNMENT BONDS & NOTES - 1.2%

Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 7,167,400	8,956,287

Total Foreign Government Bonds & Notes (Cost $10,591,512)		8,956,287

PURCHASED OPTIONS - 0.0% (See Note (e) in Notes to Schedule of Investments) (Cost $468,798)		43,875

SHORT-TERM INVESTMENTS - 67.7%

Certificates of Deposit - 9.2%

Bank of Montreal (Canada)
0.170% due 01/21/15	$5,000,000	5,000,085
0.200% due 04/13/15	5,000,000	4,999,569
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 0.200% due 02/04/15	5,000,000	5,000,160
Branch Banking & Trust Co 0.140% due 02/02/15	10,000,000	9,999,725
Canadian Imperial Bank of Commerce (Canada) 0.100% due 01/05/15	10,000,000	9,999,931
Citibank NY 0.210% due 03/12/15	5,000,000	5,000,098
Mizuho Bank Ltd (Japan) 0.250% due 02/24/15	5,000,000	4,999,862
Oversea-Chinese Banking Corp Ltd (Singapore) 0.230% due 01/27/15	3,000,000	3,000,157
Sumitomo Mitsubishi Banking Corp (Japan) 0.220% due 02/11/15	5,000,000	5,000,300

	Principal Amount	Value
The Sumitomo Trust & Banking Co Ltd (Japan) 0.260% due 03/30/15	$5,000,000	$4,999,876
The Toronto-Dominion Bank (Canada) 0.150% due 02/09/15	10,000,000	10,000,222

		67,999,985

Commercial Paper - 31.0%

Abbott Laboratories 0.091% due 01/22/15	5,000,000	4,999,786
ANZ National International Ltd (New Zealand) 0.183% due 02/06/15	5,000,000	4,999,337
Apple Inc 0.091% due 02/18/15	5,000,000	4,999,013
Bank of Tokyo-Mitsubishi UFJ Ltd NY (Japan) 0.183% due 03/02/15	5,000,000	4,998,297
BHP Billiton Finance USA Ltd (Australia) 0.101% due 01/12/15	5,000,000	4,999,784
BMW U.S. Capital LLC
0.101% due 01/20/15	5,000,000	4,999,617
0.112% due 03/30/15	5,000,000	4,997,417
BNZ International Funding Ltd (New Zealand)
0.162% due 02/23/15	5,000,000	4,998,530
0.162% due 02/26/15	5,000,000	4,998,433
Chevron Corp
0.081% due 01/13/15	4,410,000	4,409,841
0.101% due 01/16/15	5,000,000	4,999,774
Commonwealth Bank of Australia (Australia)
0.152% due 01/30/15	5,000,000	4,999,584
0.152% due 02/09/15	5,000,000	4,999,410
CPPIB Capital Inc (Canada)
0.142% due 01/05/15	5,000,000	4,999,945
0.142% due 02/19/15	5,000,000	4,998,794
DBS Bank Ltd (Singapore) 0.162% due 01/28/15	5,000,000	4,999,541
Exxon Mobil Corp 0.081% due 01/05/15	5,000,000	4,999,931
General Electric Capital Corp 0.132% due 03/13/15	5,000,000	4,998,920
Google Inc 0.091% due 02/25/15	3,750,000	3,749,376
Johnson & Johnson 0.071% due 01/05/15	10,000,000	9,999,903
JPMorgan Chase & Co
0.183% due 01/23/15	1,500,000	1,499,816
0.203% due 02/02/15	5,000,000	4,999,084
Kimberly-Clark Corp 0.090% due 01/20/15	5,000,000	4,999,617
Microsoft Corp 0.101% due 01/14/15	5,000,000	4,999,864
0.101% due 02/02/15	5,000,000	4,999,652
Nestle Capital Corp 0.101% due 02/23/15	10,000,000	9,998,410
Oversea-Chinese Banking Corp Ltd (Singapore) 0.172% due 02/04/15	5,000,000	4,999,237
PACCAR Financial Corp
0.101% due 01/12/15	5,000,000	4,999,783
0.132% due 02/02/15	3,040,000	3,039,571
PepsiCo Inc 0.081% due 01/20/15	5,000,000	4,999,722
Province of Ontario (Canada)
0.101% due 01/05/15	5,000,000	4,999,959
0.101% due 01/13/15	5,000,000	4,999,892
Province of Quebec (Canada)
0.091% due 01/12/15	5,000,000	4,999,834
0.142% due 03/02/15	5,000,000	4,998,636

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Reckitt Benckiser Treasury Services PLC (United Kingdom) 0.122% due 02/06/15	$5,000,000	$4,999,104
Siemens Capital Co LLC (Germany)
0.101% due 01/05/15	5,000,000	4,999,931
0.101% due 03/13/15	5,000,000	4,998,320
The Bank of Nova Scotia (Canada) 0.122% due 02/27/15	4,750,000	4,748,936
0.152% due 02/10/15	4,000,000	3,999,444
0.162% due 02/06/15	1,100,000	1,099,797
The Coca-Cola Co 0.101% due 01/15/15	5,000,000	4,999,792
The Procter & Gamble Co 0.101% due 02/09/15	7,000,000	6,999,300
The Walt Disney Co 0.132% due 03/24/15	5,000,000	4,998,386
Toyota Motor Credit Corp (Japan)
0.122% due 01/20/15	5,000,000	4,999,806
0.152% due 02/18/15	5,000,000	4,999,264
USAA Capital Corp 0.091% due 01/07/15	5,000,000	4,999,902

		229,520,292

U.S. Government Agency Issues - 18.0%

Fannie Mae
0.030% due 01/05/15	3,100,000	3,099,997
0.046% due 01/05/15	10,000,000	9,999,990
0.071% due 01/20/15	17,800,000	17,799,911
0.086% due 02/11/15	5,000,000	4,999,915
Federal Home Loan Bank
0.046% due 01/27/15	6,300,000	6,299,956
0.061% due 02/04/15	1,385,000	1,384,980
0.081% due 02/06/15	10,000,000	9,999,850
0.090% due 02/04/15	10,000,000	9,999,860
0.095% due 02/20/15	10,000,000	9,999,800
0.122% due 03/03/15	7,150,000	7,149,764
Freddie Mac
0.061% due 01/07/15	10,000,000	9,999,990
0.071% due 03/02/15	6,100,000	6,099,798
0.076% due 02/10/15	10,000,000	9,999,840
0.076% due 02/19/15	5,700,000	5,699,886
0.077% due 03/02/15	10,000,000	9,999,670
0.091% due 02/10/15	5,000,000	4,999,920
0.142% due 04/02/15	5,600,000	5,599,552

		133,132,679

	Principal Amount	Value
Repurchase Agreement - 9.5%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $70,608,936; collateralized by U.S. Treasury Notes: 2.625% due 08/15/20 and value $72,023,813)	$70,608,936	$70,608,936

Total Short-Term Investments (Cost $501,256,421)		501,261,892

TOTAL INVESTMENTS - 99.4% (Cost $741,987,186)		735,750,736

OTHER ASSETS & LIABILITIES, NET - 0.6%		4,177,507

NET ASSETS - 100.0%		$739,928,243

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	67.7%
U.S. Treasury Obligations	30.5%
Others (each less than 3.0%)	1.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eurodollar (12/17)	2,377	$548,862

Short Futures Outstanding
Eurodollar (12/18)	2,377	(1,110,700)

Total Futures Contracts		($561,838)

(d)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	6,918,599	CAD	7,919,070	02/15	JPM	$108,632

(e)	Purchased options outstanding as of December 31, 2014 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - Eurodollar Midcurve 1-Year (01/15)	$99.13	01/16/15	CME	1,080	$152,010	$6,750
Call - Eurodollar Midcurve 1-Year (01/15)	99.25	01/16/15	CME	1,080	71,010	6,750
Call - U.S. Treasury 10-Year Notes (02/15)	132.00	01/23/15	CME	216	44,577	3,375
Call - U.S. Treasury 30-Year Bonds (02/15)	150.00	01/23/15	CME	432	201,201	27,000

					$468,798	$43,875

Total Purchased Options					$468,798	$43,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2013	510	$62,093
Call Options Written	6,212	1,386,210
Put Options Written	10,896	3,284,908
Call Options Exercised	(905)	(187,840)
Put Options Exercised	(374)	(100,097)
Call Options Closed	(5,307)	(1,198,370)
Put Options Closed	(11,032)	(3,246,904)

Outstanding, December 31, 2014	-	$-

(g)	Swap agreements outstanding as of December 31, 2014 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays U.S. Inflation-Linked Bonds	1-Month USD-LIBOR + 20bps	BRC	02/26/15	$380,283,133	$1,638,309	$-	$1,638,309

Total Swap Agreements					$1,638,309	$-	$1,638,309

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$225,488,682	$-	$225,488,682	$-
	Foreign Government Bonds & Notes	8,956,287	-	8,956,287	-
	Short-Term Investments	501,261,892	-	501,261,892	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	108,632	-	108,632	-
	Interest Rate Contracts
	Futures	548,862	548,862	-	-
	Purchased Options	43,875	43,875	-	-
	Swaps	1,638,309	-	1,638,309	-

	Total Interest Rate Contracts	2,231,046	592,737	1,638,309	-

	Total Assets - Derivatives	2,339,678	592,737	1,746,941	-

	Total Assets	738,046,539	592,737	737,453,802	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(1,110,700)	(1,110,700)	-	-

	Total Liabilities	(1,110,700)	(1,110,700)	-	-

	Total	$736,935,839	($517,963)	$737,453,802	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.0%

Financials - 0.0%

Ally Financial Inc ~	1,500	$1,506,891

Total Preferred Stocks (Cost $1,421,250)		1,506,891

CONVERTIBLE PREFERRED STOCKS - 0.6%

Financials - 0.6%

Wells Fargo & Co 7.500%	18,000	21,824,910

Total Convertible Preferred Stocks (Cost $12,819,418)		21,824,910

	Principal Amount

CORPORATE BONDS & NOTES - 25.5%

Consumer Discretionary - 0.9%

DISH DBS Corp 7.125% due 02/01/16	$2,891,000	3,046,391
General Motors Co-Escrow Receipts 8.375% due 07/31/99 Y +	EUR 7,400,000	-
Marks & Spencer PLC (United Kingdom) 6.250% due 12/01/17 ~	$10,000,000	11,027,690
MGM Resorts International 6.625% due 07/15/15	16,283,000	16,608,660

		30,682,741

Consumer Staples - 0.2%

Reynolds American Inc 6.750% due 06/15/17	7,100,000	7,913,916

Energy - 2.0%

California Resources Corp
5.000% due 01/15/20 ~	10,800,000	9,423,000
6.000% due 11/15/24 ~	6,100,000	5,185,000
CNPC General Capital Ltd (United Kingdom) 1.133% due 05/14/17 § ~	13,700,000	13,729,743
Indian Oil Corp Ltd (India) 4.750% due 01/22/15 ~	2,500,000	2,503,715
Novatek OAO (Ireland) 5.326% due 02/03/16 ~	2,000,000	1,938,200
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~	3,740,000	3,515,600
Petrobras Global Finance BV (Netherlands)
1.852% due 05/20/16 §	600,000	574,680
2.603% due 03/17/17 §	300,000	277,680
3.250% due 03/17/17	500,000	472,500
Petrobras International Finance Co SA (Luxembourg)
3.500% due 02/06/17	1,200,000	1,148,892
3.875% due 01/27/16	500,000	491,900
5.375% due 01/27/21	4,100,000	3,819,437
5.875% due 03/01/18	11,600,000	11,356,052
7.875% due 03/15/19	2,100,000	2,220,477
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar) 6.750% due 09/30/19 ~	2,600,000	3,071,250

	Principal Amount	Value
Rosneft Finance SA (Luxembourg)
7.500% due 07/18/16 ~	$400,000	$385,200
7.875% due 03/13/18 ~	3,200,000	2,965,639
Transocean Inc (Cayman) 4.950% due 11/15/15	5,196,000	5,210,060

		68,289,025

Financials - 19.3%

Ally Financial Inc
2.750% due 01/30/17	2,900,000	2,898,202
4.625% due 06/26/15	1,800,000	1,815,750
5.500% due 02/15/17	9,200,000	9,683,000
7.500% due 09/15/20	2,156,000	2,533,300
8.300% due 02/12/15	1,000,000	1,006,250
American International Group Inc 5.050% due 10/01/15	4,200,000	4,328,734
Banca Monte dei Paschi di Siena SPA (Italy) 2.875% due 07/16/24 ~	EUR 8,000,000	10,411,049
Banco do Brasil SA (Brazil) 4.500% due 01/22/15 ~	$1,500,000	1,500,938
Banco Santander Brasil SA (Brazil)
4.250% due 01/14/16 ~	8,400,000	8,559,600
4.500% due 04/06/15 ~	1,000,000	1,008,560
Banco Santander Mexico SA (Mexico) 4.125% due 11/09/22 ~	8,900,000	8,835,030
Banco Santander SA (Spain) 6.250% § ± ~	EUR 1,100,000	1,290,624
Bank of America Corp
0.562% due 08/15/16 §	$2,800,000	2,779,286
1.067% due 03/22/16 §	7,900,000	7,934,286
2.650% due 04/01/19	4,000,000	4,033,356
4.500% due 04/01/15	10,700,000	10,801,586
5.000% due 01/15/15	10,700,000	10,712,444
6.500% due 08/01/16	10,700,000	11,534,493
6.875% due 04/25/18	10,100,000	11,609,364
Bank of America NA
0.541% due 06/15/17 §	9,600,000	9,467,424
0.652% due 05/08/17 §	4,400,000	4,395,266
Bank of China Hong Kong Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,861,644
Bank of India (India)
4.750% due 09/30/15 ~	2,700,000	2,764,516
6.250% due 02/16/21 ~	4,100,000	4,618,449
Barclays Bank PLC (United Kingdom)
7.750% due 04/10/23 §	1,300,000	1,418,625
10.179% due 06/12/21 ~	19,400,000	26,111,624
Barclays PLC (United Kingdom) 6.500% § ±	EUR 5,900,000	7,003,650
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$1,200,000	1,305,480
BNP Paribas SA (France) 0.542% due 11/07/15 §	21,000,000	20,972,406
BPCE SA (France) 0.802% due 11/18/16 §	28,600,000	28,633,233
CIT Group Inc
4.750% due 02/15/15 ~	1,466,000	1,468,473
5.250% due 03/15/18	1,500,000	1,567,500
CitiFinancial Credit Co 6.625% due 06/01/15	4,000,000	4,090,948
Citigroup Inc
0.506% due 06/09/16 §	10,900,000	10,799,567
1.045% due 04/01/16 §	500,000	501,908
1.194% due 07/25/16 §	500,000	503,361
2.650% due 03/02/15	1,100,000	1,103,312
4.700% due 05/29/15	7,400,000	7,521,345
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
0.563% due 04/28/17 §	10,900,000	10,898,572
11.000% § ± ~	22,000,000	28,369,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Export-Import Bank of Korea (South Korea) 4.000% due 01/29/21	$1,800,000	$1,931,341
Ford Motor Credit Co LLC
0.682% due 11/08/16 §	15,700,000	15,637,969
0.755% due 09/08/17 §	2,300,000	2,285,671
1.500% due 01/17/17	6,345,000	6,314,335
2.750% due 05/15/15	5,800,000	5,839,666
3.875% due 01/15/15	3,275,000	3,277,512
3.984% due 06/15/16	700,000	725,198
8.000% due 12/15/16	500,000	560,250
General Electric Capital Corp 3.800% due 06/18/19 ~	12,300,000	13,080,841
GMAC International Finance BV (Netherlands) 7.500% due 04/21/15 ~	EUR 13,000,000	15,986,464
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	$26,700,000	27,928,761
JPMorgan Chase & Co
1.064% due 05/30/17 §	GBP 2,500,000	3,852,083
1.875% due 03/20/15	$7,100,000	7,121,769
3.150% due 07/05/16	4,100,000	4,216,444
LBG Capital PLC (United Kingdom) 15.000% due 12/21/19 ~	GBP 10,800,000	23,178,892
Lloyds Bank PLC (United Kingdom) 12.000% § ± ~	$5,300,000	7,579,000
Macquarie Bank Ltd (Australia) 3.450% due 07/27/15 ~	2,700,000	2,743,046
Mizuho Bank Ltd (Japan) 0.705% due 09/25/17 § ~	700,000	700,999
Morgan Stanley
1.514% due 04/25/18 §	2,300,000	2,338,484
6.000% due 04/28/15	19,800,000	20,123,017
National Australia Bank Ltd (Australia) 0.537% due 06/30/17 § ~	25,900,000	25,903,186
Navient Corp
6.000% due 01/25/17	430,000	451,500
6.250% due 01/25/16	7,110,000	7,412,175
Novo Banco SA (Portugal)
2.625% due 05/08/17 ~	EUR 1,000,000	1,131,840
3.875% due 01/21/15	2,000,000	2,421,310
4.750% due 01/15/18 ~	5,600,000	6,658,110
OneMain Financial Holdings Inc
6.750% due 12/15/19 ~	$1,400,000	1,431,500
7.250% due 12/15/21 ~	1,300,000	1,339,000
Principal Life Global Funding II 1.200% due 05/19/17 ~	17,500,000	17,392,882
Royal Bank of Scotland Group PLC (United Kingdom) 6.990% § ± ~	8,500,000	9,605,000
Sberbank of Russia (Luxembourg)
5.400% due 03/24/17 ~	900,000	842,625
5.499% due 07/07/15 ~	7,500,000	7,443,750
Springleaf Finance Corp 6.900% due 12/15/17	5,000,000	5,337,500
State Bank of India (India) 4.500% due 07/27/15 ~	8,100,000	8,247,193
The Bank of Nova Scotia (Canada) 1.250% due 04/11/17	26,700,000	26,629,752
The Bear Stearns Cos LLC
6.400% due 10/02/17	17,200,000	19,276,040
7.250% due 02/01/18	10,900,000	12,571,591
The Blackstone Group LP 9.296% due 03/18/19 ~	1,989,338	1,988,319
The Goldman Sachs Group Inc 3.300% due 05/03/15	15,800,000	15,930,397
The Korea Development Bank (South Korea) 3.500% due 08/22/17	3,100,000	3,234,841

	Principal Amount	Value
The Royal Bank of Scotland PLC (United Kingdom) 4.875% due 03/16/15	$4,500,000	$4,534,830
Vesey Street Investment Trust I 4.404% due 09/01/16 §	4,300,000	4,513,989
Wells Fargo & Co 7.980% § ±	26,700,000	29,603,625

		667,974,852

Industrials - 0.7%

Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17 ~	EUR 3,300,000	3,274,396
International Lease Finance Corp
4.875% due 04/01/15	$2,700,000	2,724,637
5.750% due 05/15/16	1,500,000	1,559,063
6.750% due 09/01/16 ~	1,770,000	1,889,475
8.625% due 09/15/15	5,800,000	6,061,000
Masco Corp 6.125% due 10/03/16	8,200,000	8,737,100
UAL Equipment Trust AB 10.850% due 02/19/15 Y	384,317	177,026
UAL Pass-Through Trust ‘A’ 9.560% due 10/19/18 Y	593,283	133,489

		24,556,186

Information Technology - 0.1%

Apple Inc 2.850% due 05/06/21	2,000,000	2,047,692

Materials - 0.3%

Braskem Finance Ltd (Cayman) 5.750% due 04/15/21 ~	4,000,000	4,050,000
CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	2,900,000	2,704,250
Glencore Canada Corp (Canada) 5.375% due 06/01/15	60,000	61,021
Rio Tinto Alcan Inc (Canada) 5.000% due 06/01/15	2,500,000	2,544,403
Rohm & Haas Co 6.000% due 09/15/17	2,868,000	3,174,170

		12,533,844

Telecommunication Services - 1.1%

Ooredoo International Finance Ltd (Bermuda) 3.375% due 10/14/16 ~	300,000	308,586
Qwest Corp 6.875% due 09/15/33	1,386,000	1,397,180
Verizon Communications Inc
0.636% due 06/09/17 §	17,900,000	17,875,495
1.771% due 09/15/16 §	3,280,000	3,340,860
2.500% due 09/15/16	686,000	701,687
3.000% due 11/01/21	2,800,000	2,765,680
3.500% due 11/01/24	12,600,000	12,404,977

		38,794,465

Utilities - 0.9%

Centrais Eletricas Brasileiras SA (Brazil) 6.875% due 07/30/19 ~	6,900,000	7,072,500
Dynegy Finance I Inc
6.750% due 11/01/19 ~	9,700,000	9,881,875
7.375% due 11/01/22 ~	3,300,000	3,361,875
7.625% due 11/01/24 ~	1,600,000	1,634,000
Majapahit Holding BV (Netherlands) 7.750% due 10/17/16 ~	2,800,000	3,080,000
TECO Finance Inc 6.750% due 05/01/15	5,600,000	5,705,879

		30,736,129

Total Corporate Bonds & Notes (Cost $875,070,559)		883,528,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SENIOR LOAN NOTES - 0.7%

Consumer Discretionary - 0.4%

Chrysler Group LLC Term B 3.500% due 05/24/17 §	$8,555,670	$8,544,975
MGM Resorts International Term A 2.919% due 12/20/17 §	5,870,051	5,782,000

		14,326,975

Consumer Staples - 0.0%

H.J. Heinz Co Term B2 3.500% due 06/05/20 §	1,179,727	1,174,877

Health Care - 0.3%

HCA Inc Term B5 2.919% due 03/31/17 §	9,850,126	9,793,488

Total Senior Loan Notes (Cost $25,481,657)		25,295,340

MORTGAGE-BACKED SECURITIES - 34.3%

Collateralized Mortgage Obligations - Commercial - 6.2%

Banc of America Commercial Mortgage Trust
5.451% due 01/15/49 "	273,875	293,701
5.617% due 07/10/46 " §	14,739,614	15,614,078
Bcrr Trust 5.858% due 07/17/40 " § ~	14,953,600	15,645,772
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/44 "	781,305	835,320
5.700% due 06/11/50 "	5,700,000	6,203,242
5.707% due 06/11/40 " §	21,055,075	22,933,608
Capmark Mortgage Securities Inc (IO) 1.107% due 05/15/35 " §	429,064	10,947
Citigroup-Deutsche Bank Commercial Mortgage Trust 5.300% due 01/15/46 " §	20,380,176	21,057,215
Commercial Mortgage Trust 5.444% due 03/10/39 "	6,200,000	6,619,163
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/39 "	2,447,457	2,600,160
5.467% due 09/15/39 "	29,264,023	30,821,498
JP Morgan Chase Commercial Mortgage Securities Trust 5.699% due 02/12/49 " §	5,660,000	6,080,994
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	1,202,494	1,322,806
ML-CFC Commercial Mortgage Trust 5.700% due 09/12/49 "	5,600,000	6,064,372
Morgan Stanley Capital I Trust
5.319% due 12/15/43 "	21,660,520	23,030,624
5.731% due 07/12/44 " §	5,207,175	5,470,130
Morgan Stanley Re-REMIC Trust 5.796% due 08/12/45 " § ~	604,774	649,146
Silenus European Loan Conduit Ltd (Ireland) 0.228% due 05/15/19 " § ~	EUR 168,147	200,720
Wachovia Bank Commercial Mortgage Trust
0.241% due 06/15/20 " § ~	$1,712,465	1,708,715
5.342% due 12/15/43 "	16,200,000	17,308,331
5.557% due 03/15/45 " §	28,225,070	29,432,892

		213,903,434

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 5.0%

Alternative Loan Trust
0.360% due 10/25/46 " §	$2,152,651	$2,092,700
0.450% due 02/25/37 " §	281,068	222,084
Alternative Loan Trust (IO) 4.831% due 05/25/35 " §	5,952,307	781,458
Arran Residential Mortgages Funding PLC (United Kingdom) 1.478% due 05/16/47 " § ~	EUR 4,549,428	5,548,603
Banc of America Funding Ltd 0.414% due 10/03/39 " § ~	$11,249,070	11,249,271
Banc of America Funding Trust
0.367% due 08/25/47 " § ~ Y	14,224,999	10,746,332
2.640% due 02/20/36 " §	2,933,614	2,918,620
BCAP LLC Trust
5.041% due 03/26/37 " § ~	812,994	802,967
5.250% due 02/26/36 " ~	3,963,143	3,645,243
5.250% due 08/26/37 " ~	7,986,892	8,351,873
Bear Stearns Adjustable Rate Mortgage Trust
2.190% due 08/25/35 " §	30,695	31,102
2.430% due 10/25/35 " §	884,365	874,559
2.437% due 08/25/33 " §	3,729,001	3,802,362
Bear Stearns ALT-A Trust
1.010% due 11/25/34 " §	698,213	686,188
2.351% due 01/25/36 " § Y	4,582,105	3,708,398
Bear Stearns Structured Products Inc Trust
2.337% due 12/26/46 " §	1,445,068	1,181,488
2.591% due 01/26/36 " §	2,099,416	1,697,798
Citigroup Mortgage Loan Trust Inc 2.556% due 08/25/35 " § Y	1,012,133	742,469
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/35 " §	1,804,733	1,735,678
2.511% due 05/20/34 " §	2,121,373	2,034,175
2.589% due 08/25/34 " §	329,984	292,292
Credit Suisse First Boston Mortgage Securities Corp 0.798% due 03/25/32 " § ~	280,434	260,351
Downey Savings & Loan Association Mortgage Loan Trust 2.491% due 07/19/44 " §	1,305,005	1,304,463
Fannie Mae
0.230% due 07/25/37 " §	463,142	449,756
0.562% due 04/18/28 " §	141,372	142,759
0.612% due 10/18/30 " §	984	995
0.670% due 03/25/17 " §	12,508	12,557
0.770% due 05/25/40 " §	4,281,692	4,327,153
5.000% due 03/25/21 "	40,548	42,101
6.362% due 10/25/42 " §	1,261,030	1,461,128
Fannie Mae (IO) 6.531% due 10/25/35 " §	9,053	1,557
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/34 " §	6,738,775	6,625,930
2.225% due 03/25/35 " §	1,595,266	1,284,467
6.000% due 01/25/35 "	100,144	96,517
Freddie Mac
0.511% due 12/15/29 " §	21,899	22,006
3.500% due 07/15/32 "	41,774	42,804
7.000% due 09/15/21 "	31,503	34,624
7.500% due 01/15/23 - 09/20/26 "	902,479	1,021,849
Freddie Mac Structured Pass-Through Securities
1.315% due 10/25/44 " §	2,207,928	2,229,200
1.515% due 07/25/44 " §	11,332,732	11,401,805
Government National Mortgage Association 7.000% due 02/16/29 "	99,260	105,442

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
GreenPoint Mortgage Funding Trust 0.440% due 11/25/45 " §	$72,296	$56,976
Greenpoint Mortgage Pass-Through Certificates 2.786% due 10/25/33 " §	833,368	818,464
HarborView Mortgage Loan Trust
0.904% due 02/19/34 " §	18,059	17,922
2.711% due 07/19/35 " §	1,025,171	925,534
Impac CMB Trust 0.710% due 05/25/35 " §	157,669	146,567
Impac Secured Assets Trust 0.340% due 01/25/37 " §	2,169,987	1,817,609
IndyMac ARM Trust 1.707% due 01/25/32 " §	38,964	37,690
JP Morgan Alternative Loan Trust 6.000% due 12/27/36 " ~	2,718,717	2,404,869
Lehman Mortgage Trust 5.750% due 02/25/37 "	15,930,604	12,779,753
MASTR Adjustable Rate Mortgages Trust 2.643% due 04/21/34 " §	77,642	79,480
MASTR Alternative Loan Trust 0.570% due 03/25/36 " § Y	897,677	257,596
Merrill Lynch Mortgage Investors Trust
0.420% due 11/25/35 " §	142,285	135,378
2.350% due 10/25/35 " §	1,132,979	1,144,253
2.476% due 06/25/35 " §	139,853	136,702
PHH Alternative Mortgage Trust 0.330% due 02/25/37 " §	27,259,716	22,233,406
Provident Funding Mortgage Loan Trust 2.486% due 04/25/34 " §	8,519	8,548
Reperforming Loan REMIC Trust 0.510% due 06/25/35 " § ~	4,836,786	4,335,313
Residential Accredit Loans Inc Trust
5.750% due 01/25/33 "	21,527	21,746
6.000% due 06/25/36 "	6,938,431	5,841,465
Residential Asset Securitization Trust (IO) 4.781% due 11/25/35 " §	5,538,720	729,195
Residential Funding Mortgage Securities Trust 2.977% due 09/25/35 " § Y	1,156,175	914,909
Sequoia Mortgage Trust 0.505% due 07/20/33 " §	1,204,757	1,139,763
Structured Adjustable Rate Mortgage Loan Trust 2.485% due 01/25/35 " §	869,542	837,651
Structured Asset Mortgage Investments Trust 0.824% due 09/19/32 " §	126,533	123,702
Structured Asset Mortgage Investments II Trust
0.380% due 05/25/46 " §	1,584,042	1,199,570
0.400% due 05/25/45 " §	394,544	357,584
0.414% due 07/19/35 " §	509,544	481,467
0.450% due 02/25/36 " §	1,686,913	1,364,483
0.744% due 07/19/34 " §	41,190	40,874
Suntrust Alternative Loan Trust (IO) 4.931% due 12/25/35 " §	15,508,237	2,058,245
WaMu Mortgage Pass-Through Certificates Trust
0.440% due 12/25/45 " §	101,675	98,260
0.460% due 10/25/45 " §	106,760	98,628
0.480% due 01/25/45 " §	1,286,830	1,198,504
0.490% due 01/25/45 " §	73,074	69,012
1.513% due 08/25/42 " §	63,814	58,951
1.921% due 02/27/34 " §	1,046,178	1,028,672
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
4.681% due 11/25/35 " §	25,911,696	3,833,713
4.781% due 11/25/35 " §	7,418,703	981,557

	Principal Amount	Value
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.225% due 02/25/33 " §	$52,995	$52,856
Wells Fargo Mortgage-Backed Securities Trust
2.577% due 03/25/36 " §	263,344	256,214
2.590% due 10/25/33 " §	158,667	160,513
2.600% due 04/25/36 " § Y	2,068,493	2,021,282
2.609% due 07/25/36 " § Y	5,376,473	5,253,624
2.615% due 12/25/34 " §	734,685	745,613
5.588% due 04/25/36 " §	876,144	288,251

		172,605,488

Fannie Mae - 21.0%

1.315% due 08/01/42 - 10/01/44 " §	1,818,818	1,868,503
1.748% due 09/01/35 " §	408,638	434,270
1.787% due 07/01/33 " §	26,742	28,638
1.820% due 02/01/33 " §	574,798	601,915
1.849% due 07/01/35 " §	2,802,765	2,977,560
1.910% due 07/01/33 " §	52,072	54,894
1.925% due 09/01/33 " §	62,404	65,760
1.926% due 03/01/33 " §	553,374	578,459
1.950% due 08/01/35 " §	735,734	776,818
1.979% due 12/01/34 " §	2,488,908	2,622,632
1.998% due 08/01/36 " §	975,009	1,041,206
2.040% due 04/01/35 " §	1,176,259	1,239,979
2.050% due 02/01/33 " §	10,933	11,543
2.096% due 11/01/34 " §	19,523	20,712
2.111% due 12/01/34 " §	10,057	10,716
2.127% due 03/01/34 " §	21,892	23,331
2.150% due 01/01/34 " §	18,606	19,659
2.180% due 04/01/34 " §	63,249	64,203
2.195% due 01/01/25 " §	69,791	72,339
2.205% due 08/01/34 " §	8,897	9,576
2.220% due 04/01/27 " §	12,028	12,148
2.239% due 01/01/23 " §	88,836	93,696
2.266% due 12/01/22 " §	21,752	22,634
2.310% due 08/01/22 "	1,200,000	1,191,908
2.314% due 03/01/33 " §	22,570	24,065
2.325% due 11/01/23 " §	76	76
2.485% due 11/01/34 " §	6,194,323	6,630,343
2.625% due 06/01/34 " §	16,279	17,344
2.870% due 09/01/27 "	4,800,000	4,774,375
3.000% due 12/01/26 - 02/01/30 "	12,481,135	12,956,974
3.270% due 05/01/36 " §	58,319	61,381
3.330% due 11/01/21 "	378,737	398,509
3.476% due 05/01/36 " §	52,067	55,479
3.500% due 01/01/30 - 02/01/30 "	26,000,000	27,456,635
3.576% due 05/01/36 " §	1,821,708	1,943,401
4.000% due 01/01/15 - 01/01/45 "	126,424,283	134,829,023
4.478% due 09/01/34 " §	577,431	618,613
4.500% due 03/01/18 - 02/01/45 "	258,351,470	280,044,138
4.979% due 09/01/35 " §	268,929	287,862
5.000% due 01/01/23 - 02/01/45 "	96,070,048	106,033,155
5.340% due 01/01/36 " §	254,542	271,767
5.500% due 08/01/18 - 01/01/45 "	46,701,801	51,672,770
6.000% due 04/01/16 - 01/01/45 "	73,558,275	83,552,338
6.500% due 01/01/16 - 09/01/37 "	1,995,426	2,242,782
7.500% due 01/01/33 "	41,661	48,900
8.000% due 05/01/30 - 08/01/30 "	12,494	13,168
8.500% due 07/01/32 "	4,305	4,968

		727,781,165

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	92,204	90,347
7.430% due 10/01/20 - 11/01/22 "	21,741	21,357

		111,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Freddie Mac - 1.5%

1.845% due 09/01/35 " §	$610,061	$638,449
2.262% due 01/01/28 " §	8,535	8,855
2.362% due 05/01/23 " §	4,221	4,392
2.374% due 03/01/32 - 03/01/32 " §	281,334	298,648
2.375% due 05/01/32 - 07/01/32 " §	34,471	36,026
3.338% due 06/01/17 " §	833	835
4.000% due 02/01/45 "	7,000,000	7,439,548
4.500% due 01/01/45 "	23,000,000	24,927,394
5.500% due 03/01/23 - 05/01/40 "	14,625,063	16,427,201
6.000% due 03/03/18 - 10/01/22 "	658,518	744,736
6.500% due 07/01/15 - 05/01/17 "	182,575	188,394
7.000% due 10/01/37 "	114,451	126,901

		50,841,379

Government National Mortgage Association - 0.6%

1.625% due 05/20/22 - 03/20/33 " §	4,369,541	4,520,737
2.000% due 10/20/24 - 09/20/30 " §	119,797	124,915
2.125% due 09/20/22 - 03/20/29 " §	102,421	103,081
2.500% due 11/20/24 - 02/20/25 " §	144,068	149,743
3.000% due 08/20/20 " §	54,388	55,511
5.000% due 05/15/33 - 11/15/41 "	12,380,706	13,670,590
6.000% due 06/15/38 - 09/15/38 "	39,801	44,996
6.500% due 11/15/38 "	29,351	33,521
7.500% due 07/15/31 - 12/15/31 "	53,436	65,702
8.000% due 12/15/29 - 08/15/32 "	434,480	500,095
8.500% due 09/15/16 - 12/15/30 "	451,846	478,436
9.000% due 02/15/17 - 04/15/20 "	8,996	9,905
10.000% due 07/15/22 - 02/15/25 "	5,523	6,255

		19,763,487

Total Mortgage-Backed Securities (Cost $1,163,898,237)		1,185,006,657

ASSET-BACKED SECURITIES - 5.4%

Access Group Inc 1.534% due 10/27/25 " §	13,784,855	13,836,445
ACE Securities Corp Home Equity Loan Trust 0.485% due 11/25/35 " §	5,369,586	5,259,872
Ally Auto Receivables Trust 0.680% due 07/17/17 "	18,100,000	18,091,620
Bear Stearns Asset-Backed Securities I Trust 0.265% due 11/25/36 " §	1,196,557	1,160,130
CIFC Funding Ltd (Cayman) 1.383% due 08/14/24 " § ~	19,000,000	19,024,700
Citigroup Mortgage Loan Trust 0.310% due 12/25/36 " §	12,815,759	11,466,515
Countrywide Asset-Backed Certificates 0.620% due 03/25/47 " § Y ~	3,786,640	2,530,975
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	64,872	67,972
EFS Volunteer No 2 LLC 1.035% due 07/26/27 " § ~	5,051,759	5,079,647
FBR Securitization Trust 0.920% due 09/25/35 " §	28,530,000	20,168,884
Hillmark Funding Ltd (Cayman) 0.481% due 05/21/21 " § ~	14,446,610	14,308,944
Home Equity Mortgage Loan Asset-Backed Trust 0.490% due 04/25/47 " §	8,500,000	5,980,668
Imc Home Equity Loan Trust 6.695% due 08/20/29 " §	6,385	6,346
Lehman ABS Mortgage Loan Trust 0.260% due 06/25/37 " § ~	1,723,684	1,116,832
Lehman XS Trust 0.340% due 02/25/37 " § Y	7,938,295	4,364,990

	Principal Amount	Value
Mid-State Trust VI 7.340% due 07/01/35 "	$1,031,627	$1,116,878
Mid-State Trust VIII 7.791% due 03/15/38 "	485,690	504,601
Morgan Stanley ABS Capital I Inc Trust
0.350% due 03/25/37 " §	3,846,096	2,203,432
0.420% due 03/25/37 " §	6,439,975	3,721,526
Option One Mortgage Loan Trust 0.390% due 02/25/37 " §	20,917,337	12,423,434
Park Place Securities Inc Asset-Backed Pass-Through Certificates 0.720% due 07/25/35 " §	6,700,000	5,139,255
Penta SA CLO (Luxembourg) 0.398% due 06/04/24 " § ~	EUR 1,255,261	1,504,984
People’s Choice Home Loan Securities Trust 0.430% due 12/25/35 " § Y	$2,028,215	1,804,550
RAAC Trust 0.820% due 06/25/47 " §	2,828,640	2,355,046
RASC Trust
0.330% due 11/25/36 " §	1,844,059	1,563,648
0.580% due 01/25/36 " §	3,500,000	3,050,117
Renaissance Home Equity Loan Trust 1.035% due 08/25/33 " §	318,136	301,101
Securitized Asset-Backed Receivables LLC Trust 0.610% due 08/25/35 " § Y	12,700,000	8,024,292
SLM Student Loan Trust 0.684% due 01/25/17 " §	233,532	233,569
Toyota Auto Receivables Owner Trust 0.400% due 12/15/16 "	19,000,000	18,985,788

Total Asset-Backed Securities (Cost $183,444,835)		185,396,761

U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae
5.000% due 05/11/17 ‡	2,700,000	2,954,224
5.375% due 06/12/17 ‡	5,300,000	5,863,687
Freddie Mac
1.250% due 08/01/19	7,500,000	7,364,775
1.250% due 10/02/19	12,400,000	12,137,368
2.375% due 01/13/22	1,600,000	1,617,514
3.750% due 03/27/19	3,100,000	3,375,227
Small Business Administration Participation Certificates 6.120% due 09/01/21	364,962	394,060

Total U.S. Government Agency Issues (Cost $33,942,357)		33,706,855

U.S. TREASURY OBLIGATIONS - 20.0%

U.S. Treasury Bonds - 3.8%

3.000% due 11/15/44	42,800,000	44,993,500
3.125% due 08/15/44	55,000,000	59,223,835
3.375% due 05/15/44 ‡	22,600,000	25,467,375

		129,684,710

U.S. Treasury Inflation Protected Securities - 15.4%

0.125% due 01/15/22 ^ ‡	92,007,823	89,707,628
0.125% due 07/15/22 ^	35,107,380	34,280,426
0.125% due 07/15/24 ^ ‡	113,103,393	109,175,651
0.625% due 07/15/21 ^ ‡	9,692,660	9,835,782
1.125% due 01/15/21 ^ ‡	28,982,316	30,174,446
1.250% due 07/15/20 ^ ‡	1,088,800	1,144,856
1.375% due 02/15/44 ^	3,667,860	4,170,613
1.750% due 01/15/28 ^	39,217,024	44,517,440
2.000% due 01/15/26 ^	27,636,147	31,741,635

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
2.375% due 01/15/25 ^	$93,975,112	$110,582,300
2.375% due 01/15/27 ^	15,189,234	18,224,119
2.500% due 01/15/29 ^	31,188,354	38,830,717
3.625% due 04/15/28 ^	880,866	1,214,631
3.875% due 04/15/29 ^	7,222,100	10,367,664

		533,967,908

U.S. Treasury Notes - 0.8%

2.250% due 11/15/24	2,300,000	2,315,812
2.375% due 08/15/24 ‡	23,700,000	24,126,790

		26,442,602

Total U.S. Treasury Obligations (Cost $691,386,470)		690,095,220

FOREIGN GOVERNMENT BONDS & NOTES - 11.1%

Autonomous Community of Valencia (Spain) 4.375% due 07/16/15	EUR 400,000	493,701
Brazil Letras do Tesouro Nacional (Brazil)
11.662% due 10/01/15	BRL 282,450,000	97,067,828
12.483% due 01/01/17	9,000,000	2,655,894
12.494% due 01/01/16	10,800,000	3,597,296
14.469% due 07/01/18	19,000,000	4,705,098
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/25	8,200,000	2,701,903
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,534,484
Italy Buoni Poliennali Del Tesoro (Italy)
1.150% due 05/15/17	EUR 21,700,000	26,585,501
3.750% due 09/01/24	1,200,000	1,694,939
4.750% due 06/01/17	11,600,000	15,421,923
Japan Government Thirty Year Bond (Japan) 1.700% due 09/20/44	JPY 1,840,000,000	17,004,331
Korea Housing Finance Corp (South Korea) 4.125% due 12/15/15 ~	$12,300,000	12,641,915
Mexican Bonos (Mexico) 8.000% due 06/11/20	MXN 202,600,000	15,524,526
Province of Ontario (Canada)
1.650% due 09/27/19	$17,200,000	17,021,258
3.000% due 07/16/18	2,500,000	2,620,870
3.150% due 06/02/22	CAD 11,300,000	10,290,120
4.000% due 06/02/21	16,300,000	15,608,043
4.200% due 06/02/20	10,800,000	10,382,706
4.400% due 04/14/20	$2,400,000	2,674,027
Province of Quebec (Canada)
2.750% due 08/25/21	3,600,000	3,679,214
3.500% due 07/29/20	2,400,000	2,571,521
3.500% due 12/01/22	CAD 1,900,000	1,764,786
4.250% due 12/01/21	7,500,000	7,292,520
Spain Government (Spain)
2.100% due 04/30/17	EUR 32,600,000	40,922,189
2.750% due 10/31/24 ~	23,000,000	30,709,174
4.200% due 01/31/37	900,000	1,367,624
4.250% due 10/31/16	9,700,000	12,555,942
4.700% due 07/30/41	3,700,000	6,004,533
5.150% due 10/31/44 ~	900,000	1,558,848
5.500% due 07/30/17	11,200,000	15,279,836

Total Foreign Government Bonds & Notes (Cost $412,716,172)		383,932,550

MUNICIPAL BONDS - 5.7%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$4,600,000	7,430,794
Buckeye Tobacco Settlement Financing Authority OH ‘A2’ 5.875% due 06/01/47	5,400,000	4,409,154

	Principal Amount	Value
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	$1,700,000	$2,130,457
California State Public Works Board ‘B2’ 7.804% due 03/01/35	4,700,000	6,348,995
Chicago Transit Authority IL
6.200% due 12/01/40	1,900,000	2,256,611
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	9,098,928
Chicago Transit Authority IL ‘B’
6.899% due 12/01/40	6,800,000	8,593,432
City of Los Angeles Wastewater Systems Revenue CA ‘A’ 5.713% due 06/01/39	1,600,000	2,025,248
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	3,300,000	4,842,948
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,358,622
5.750% due 06/01/47	3,000,000	2,479,110
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	369,618
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	22,300,000	27,056,590
Municipal Electric Authority of Georgia 6.655% due 04/01/57	7,300,000	9,629,430
New York State Dormitory Authority 5.051% due 09/15/27	6,100,000	7,064,593
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	400,000	455,356
Pennsylvania Economic Development Financing Authority ‘B’ 6.532% due 06/15/39	1,600,000	1,939,504
Port Authority of New York & New Jersey 5.647% due 11/01/40	2,000,000	2,454,280
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,466,387
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	45,221,770
State of California
7.550% due 04/01/39	3,550,000	5,481,875
7.600% due 11/01/40	6,100,000	9,524,113
7.950% due 03/01/36	1,200,000	1,484,676
State of Iowa 6.750% due 06/01/34	1,000,000	1,157,800
State of Wisconsin ‘A’ 5.050% due 05/01/18	1,700,000	1,889,465
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	8,540,000	7,348,755
Tobacco Settlement Financing Corp NJ ‘1A’ 5.000% due 06/01/41	7,000,000	5,284,090
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,750,425
6.250% due 06/01/42	900,000	904,428
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	10,600,000	13,326,744

Total Municipal Bonds (Cost $167,208,178)		196,784,198

PURCHASED OPTIONS - 0.0%
(See Note (h) in Notes to Schedule of Investments) (Cost $265,108)		220,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 11.9%

Certificates of Deposit - 2.0%

Credit Suisse NY (Switzerland) 0.473% due 03/17/15	$2,900,000	$2,899,884
Royal Bank of Canada (Canada) 1.370% due 05/07/15	CAD 42,800,000	36,844,084
The Bank of Nova Scotia (Canada) 1.265% due 02/10/15	35,100,000	30,162,616

		69,906,584

Commercial Paper - 2.6%

ENI Finance USA Inc 0.071% due 10/26/15	$12,400,000	12,399,814
Ford Motor Credit Co 0.630% due 02/02/15	9,800,000	9,795,921
Vodafone Group PLC
0.510% due 04/10/15	2,600,000	2,597,667
0.510% due 06/01/15	21,900,000	21,864,586
0.550% due 04/01/15	44,100,000	44,065,333

		90,723,321

Foreign Government Issues - 4.4%

Japan Treasury Bills (Japan) (0.014)% due 03/02/15	JPY 8,360,000,000	69,794,973
Mexico Cetes (Mexico)
2.915% due 01/22/15	MXN 600,000	40,613
2.939% due 02/05/15	1,700,000	114,932
2.949% due 02/05/15	3,200,000	216,343
2.959% due 02/05/15	9,800,000	662,551
2.972% due 01/22/15	11,200,000	758,100
2.972% due 03/19/15	142,000,000	9,568,752
2.977% due 01/22/15	67,100,000	4,541,834
2.984% due 02/19/15	154,389,000	10,427,660
3.025% due 01/08/15	813,800,000	55,146,447

		151,272,205

U.S. Government Agency Issues - 2.8%

Fannie Mae 0.105% due 05/13/15	$600,000	599,876
Federal Home Loan Bank
0.025% due 01/09/15	10,200,000	10,199,980
0.050% due 02/12/15	61,900,000	61,898,948
0.105% due 05/01/15	4,000,000	3,999,248
0.113% due 05/20/15	700,000	699,847
0.113% due 05/22/15	3,900,000	3,899,134
Freddie Mac
0.070% due 04/09/15	3,600,000	3,599,690
0.095% due 04/24/15	12,400,000	12,398,760

		97,295,483

U.S. Treasury Bills - 0.1%

0.067% due 05/07/15 ‡	210,000	209,967
0.071% due 05/07/15 ‡	611,000	610,905
0.072% due 05/28/15 ‡	630,000	629,859
0.076% due 05/28/15 ‡	431,000	430,904

		1,881,635

Total Short-Term Investments (Cost $426,920,032)		411,079,228

TOTAL INVESTMENTS - 116.2% (Cost $3,994,574,273)		4,018,377,749

OTHER ASSETS & LIABILITIES, NET - (16.2%)		(560,664,363)

NET ASSETS - 100.0%		$3,457,713,386

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	34.3%
Corporate Bonds & Notes	25.5%
U.S. Treasury Obligations	20.0%
Short-Term Investments	11.9%
Foreign Government Bonds & Notes	11.1%
Municipal Bonds	5.7%
Asset-Backed Securities	5.4%
Others (each less than 3.0%)	2.3%

	116.2%
Other Assets & Liabilities, Net	(16.2%	)

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	Investments with a total aggregate value of $40,679,932 or 1.2% of the portfolio’s net assets were in default as of December 31, 2014.

(d)	As of December 31, 2014, investments with a total aggregate value of $60,449,167 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(e)	The average amount of borrowings by the portfolio on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2014 was $343,178 at a weighted average interest rate of (0.066%).

(f)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-BTP (03/15)	842	$1,366,442
U.S. Treasury 10-Year Notes (03/15)	4,659	2,525,840
U.S. Treasury 30-Year Bonds (03/15)	3,804	10,784,117

		14,676,399

Short Futures Outstanding
90-Day LIBOR Sterling (03/15)	93	(34,534)
90-Day LIBOR Sterling (06/15)	126	(81,156)
90-Day LIBOR Sterling (09/15)	605	(457,046)
Canada Treasury 10-Year Notes (03/15)	247	(558,187)
Euro-Bund (03/15)	812	(2,980,451)
Eurodollar (06/15)	1,225	(14,099)
Eurodollar (09/15)	1,222	23,446
Eurodollar (12/15)	653	46,756
Eurodollar (03/16)	271	16,384

		(4,038,887)

Total Futures Contracts		$10,637,512

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(g)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	8,200,000	USD	6,853,453	01/15	BNP	($158,975)
AUD	8,828,000	USD	7,545,459	01/15	DUB	(338,282)
AUD	5,118,000	USD	4,314,760	01/15	GSC	(136,426)
AUD	19,011,746	USD	15,567,084	01/15	MSC	(45,897)
BRL	21,995,639	USD	8,280,867	01/15	BNP	(6,230)
BRL	21,995,639	USD	8,548,636	01/15	DUB	(273,999)
BRL	117,000,000	USD	44,352,212	01/15	JPM	(337,466)
BRL	77,427,445	USD	29,149,705	01/15	MSC	(21,932)
BRL	117,000,000	USD	48,841,578	01/15	UBS	(4,826,831)
BRL	32,937,755	USD	12,291,400	02/15	MSC	3,114
BRL	46,000,000	USD	17,187,909	04/15	MSC	(300,474)
CAD	12,200,000	USD	10,623,997	03/15	GSC	(137,006)
CHF	3,725,000	USD	3,846,436	02/15	CIT	(97,396)
CHF	4,232,000	USD	4,366,309	02/15	GSC	(106,997)
DKK	32,038,000	USD	5,358,354	02/15	CSF	(150,725)
EUR	14,519,000	USD	18,010,544	01/15	BOA	(441,825)
EUR	111,146,000	USD	137,544,666	01/15	CIT	(3,052,427)
EUR	1,289,000	USD	1,581,651	01/15	DUB	(21,896)
EUR	175,125,859	USD	213,756,951	01/15	GSC	(1,845,871)
EUR	14,594,000	USD	17,942,609	01/15	JPM	(283,137)
EUR	8,185,000	USD	10,972,074	06/15	BNP	(1,052,288)
EUR	971,000	USD	1,269,049	06/15	BOA	(92,249)
EUR	14,772,000	USD	19,755,278	06/15	BRC	(1,852,397)
EUR	6,307,000	USD	8,343,972	06/15	CIT	(700,222)
EUR	4,610,000	USD	5,994,291	06/15	DUB	(407,215)
EUR	7,927,000	USD	10,541,285	06/15	GSC	(934,181)
EUR	11,810,000	USD	15,814,164	06/15	JPM	(1,501,070)
EUR	2,711,000	USD	3,572,870	06/15	UBS	(287,282)
EUR	2,104,000	USD	2,841,557	06/16	BOA	(265,764)
EUR	6,656,000	USD	8,996,250	06/16	DUB	(847,732)
INR	110,338,200	USD	1,764,000	01/15	JPM	(17,304)
JPY	7,908,400,000	USD	66,294,977	01/15	BOA	(270,599)
JPY	13,422,608,176	USD	119,989,673	01/15	CIT	(7,927,785)
JPY	5,627,683,196	USD	46,606,072	01/15	CIT	377,424
JPY	4,036,900,000	USD	34,046,193	01/15	GSC	(343,571)
JPY	15,267,795	USD	129,000	01/15	HSB	(1,535)
JPY	5,843,400,000	USD	49,011,336	01/15	JPM	(226,897)
JPY	947,300,000	USD	7,834,721	01/15	JPM	73,945
JPY	160,000,000	USD	1,460,520	02/15	CIT	(124,227)
JPY	366,700,000	USD	3,046,314	02/15	GSC	15,855
JPY	2,990,000,000	USD	27,295,965	03/15	CIT	(2,319,830)
MXN	204,251,380	USD	15,463,488	02/15	BNP	(1,645,447)
MXN	66,745,000	USD	4,906,433	02/15	BRC	(390,991)
MXN	6,554,000	USD	478,262	02/15	CIT	(34,869)
MXN	31,601,000	USD	2,147,726	02/15	CSF	(9,851)
MXN	65,395,000	USD	4,555,676	02/15	JPM	(131,564)
MXN	1,720,000	USD	116,156	02/15	JPM	206
MXN	2,109,000	USD	143,149	02/15	UBS	(471)
USD	4,151,638	AUD	5,074,000	01/15	CSF	9,225
USD	5,276,712	AUD	6,456,000	01/15	GSC	6,034
USD	29,683,072	AUD	34,701,746	01/15	HSB	1,352,572
USD	3,189,651	AUD	3,895,000	01/15	JPM	9,773
USD	3,170,165	AUD	3,891,000	02/15	CIT	252
USD	6,310,921	AUD	7,798,000	02/15	GSC	(41,940)
USD	2,823,709	AUD	3,473,000	02/15	HSB	(5,669)
USD	2,203,602	AUD	2,702,000	02/15	HSB	2,341
USD	15,534,068	AUD	19,011,746	02/15	MSC	45,611
USD	8,465,885	BRL	21,995,639	01/15	BNP	191,248
USD	8,280,867	BRL	21,995,639	01/15	DUB	6,230
USD	50,339,902	BRL	117,000,000	01/15	JPM	6,325,155
USD	29,475,172	BRL	77,427,445	01/15	MSC	347,399
USD	44,047,888	BRL	117,000,000	01/15	UBS	33,141
USD	76,016	BRL	187,100	04/15	BNP	7,328
USD	3,610,586	BRL	8,895,400	04/15	CSF	344,923
USD	3,620,879	BRL	8,917,500	04/15	HSB	347,103
USD	16,560,840	BRL	40,389,401	04/15	JPM	1,733,159
USD	252,215	BRL	610,079	07/15	BNP	33,958

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	10,742,522	BRL	28,372,401	07/15	DUB	$592,203
USD	11,561,354	BRL	28,013,160	07/15	GSC	1,539,554
USD	37,282,495	BRL	103,500,000	10/15	BNP	1,196,765
USD	70,124,481	BRL	178,950,000	10/15	UBS	7,732,777
USD	2,700,000	BRL	7,781,130	01/16	DUB	53,672
USD	3,735,086	BRL	10,800,000	01/16	JPM	62,054
USD	869,415	CAD	980,000	01/15	CIT	25,950
USD	870,149	CAD	981,000	01/15	HSB	25,824
USD	31,735,682	CAD	34,763,742	02/15	CIT	1,838,699
USD	56,279,418	CAD	64,486,083	03/15	CIT	847,865
USD	357,646	CAD	415,000	03/15	MSC	917
USD	38,468,335	CAD	42,224,768	05/15	BOA	2,224,586
USD	8,832,364	CHF	8,507,000	02/15	GSC	270,464
USD	364,659	DKK	2,038,000	04/15	HSB	33,256
USD	27,454,489	EUR	22,166,000	01/15	BNP	632,517
USD	26,726,258	EUR	21,610,000	01/15	BOA	577,073
USD	20,226,500	EUR	16,409,000	01/15	CIT	370,786
USD	66,917,049	EUR	54,371,000	01/15	GSC	1,125,410
USD	69,283,989	EUR	55,874,000	01/15	JPM	1,673,645
USD	181,743,825	EUR	146,243,859	01/15	MSC	4,781,415
USD	1,042,132	EUR	857,000	02/15	BOA	4,798
USD	9,841,808	EUR	8,060,000	02/15	CIT	85,788
USD	206,034,631	EUR	169,060,000	02/15	GSC	1,400,286
USD	10,676,029	EUR	8,728,000	02/15	JPM	111,445
USD	13,419,500	EUR	9,895,000	06/15	BNP	1,427,285
USD	29,800,370	EUR	21,918,000	06/15	BOA	3,236,916
USD	17,005,721	EUR	12,517,000	06/15	BRC	1,835,781
USD	20,077,129	EUR	14,687,000	06/15	CIT	2,277,264
USD	24,499,024	EUR	18,050,000	06/15	CSF	2,623,381
USD	10,565,199	EUR	7,900,000	08/15	BOA	983,747
USD	10,045,851	EUR	7,500,000	08/15	DUB	949,536
USD	18,772,515	EUR	13,950,000	02/16	DUB	1,783,408
USD	89,392,478	EUR	65,281,000	06/16	BOA	9,464,980
USD	18,290,915	EUR	13,302,000	06/16	BRC	1,997,138
USD	26,025,754	EUR	19,008,000	06/16	DUB	2,755,467
USD	30,470,037	GBP	19,513,000	02/15	JPM	63,991
USD	41,359,000	ILS	163,616,078	01/15	BOA	(588,150)
USD	1,545,000	ILS	6,038,478	03/15	BNP	(3,455)
USD	2,897,000	ILS	11,372,560	03/15	BOA	(19,280)
USD	1,563,000	ILS	6,088,823	03/15	BOA	1,635
USD	4,731,486	ILS	18,577,575	03/15	JPM	(32,386)
USD	1,373,000	ILS	5,352,709	03/15	JPM	398
USD	2,342,000	ILS	9,174,668	03/15	MSC	(10,672)
USD	1,176,000	INR	73,558,800	01/15	HSB	11,536
USD	6,969,000	INR	444,135,610	01/15	JPM	(38,360)
USD	6,412,000	INR	408,309,800	01/15	UBS	(32,447)
USD	1,284,000	INR	81,161,640	02/15	GSC	12,273
USD	337,000	INR	21,402,870	02/15	UBS	1,637
USD	89,598,100	JPY	9,749,886,045	01/15	CSF	8,198,447
USD	58,638,883	JPY	6,909,800,000	01/15	GSC	951,456
USD	33,138,645	JPY	3,908,900,000	01/15	JPM	504,649
USD	145,575,109	JPY	17,212,859,167	01/15	UBS	1,871,159
USD	1,494,580	JPY	160,000,800	02/15	BOA	158,281
USD	46,617,652	JPY	5,627,683,000	02/15	CIT	(376,934)
USD	19,217,728	JPY	2,313,500,000	02/15	JPM	(101,409)
USD	6,351,438	JPY	764,838,317	02/15	UBS	(35,428)
USD	27,937,234	JPY	2,990,289,800	03/15	BOA	2,958,678
USD	70,829,450	JPY	8,360,000,000	03/15	CIT	1,002,114
USD	4,400,000	JPY	446,517,280	08/15	BOA	662,810
USD	16,016,000	JPY	1,633,127,496	08/15	HSB	2,347,308
USD	66,784,750	MXN	878,926,999	01/15	BNP	7,226,910
USD	44,857	MXN	592,430	01/15	GSC	4,744
USD	14,302,872	MXN	190,521,165	02/15	BNP	1,423,330
USD	22,223,435	MXN	323,842,442	02/15	DUB	314,803
USD	2,144,101	MXN	30,898,000	02/15	JPM	53,786
USD	30,320,629	MXN	434,846,816	02/15	MSC	902,315
USD	10,291,998	MXN	140,557,818	03/15	JPM	808,631

Total Forward Foreign Currency Contracts						$62,034,276

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(h)	Purchased options outstanding as of December 31, 2014 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.205%	01/16/20	GSC	$17,600,000	$260,920	$212,555

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - U.S. Treasury 10-Year Notes (03/15)	$99.00	02/20/15	CME	50	$423	$781
Put - U.S. Treasury 10-Year Notes (03/15)	100.00	02/20/15	CME	445	3,765	6,953

					$4,188	$7,734

Total Purchased Options					$265,108	$220,289

(i)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in AUD	Premium
Outstanding, December 31, 2013	390	1,106,300,000	93,400,000	-	$5,042,670
Call Options Written	206	1,368,750,000	159,300,000	19,100,000	5,867,978
Put Options Written	3,596	1,584,000,000	179,300,000	76,100,000	15,335,087
Call Options Exercised	(123)	(286,850,000)	(55,600,000)	-	(1,057,546)
Put Options Exercised	(462)	-	(22,700,000)	(30,400,000)	(432,625)
Call Options Expired	(83)	(1,160,400,000)	(11,900,000)	(3,500,000)	(2,767,313)
Put Options Expired	(2,611)	(1,219,500,000)	(86,000,000)	(34,600,000)	(9,043,857)
Call Options Closed	-	(168,000,000)	-	-	(889,000)
Put Options Closed	(913)	(427,400,000)	-	-	(2,567,619)

Outstanding, December 31, 2014	-	796,900,000	255,800,000	26,700,000	$9,487,775

(j)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	BNP	EUR 5,600,000	$10,877	($6,598)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	CIT	10,800,000	18,831	(12,725)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	GSC	5,200,000	6,325	(6,126)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	JPM	5,200,000	7,299	(6,127)
Call - iTraxx Europe 22 5Y	0.600%	01/21/15	SGN	2,800,000	4,984	(3,299)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	CIT	5,500,000	4,140	(5,183)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	JPM	2,500,000	2,194	(2,356)
Call - iTraxx Europe 22 5Y	0.550%	02/18/15	SGN	5,500,000	6,593	(5,183)

					61,243	(47,597)

Credit Default Swaptions on Credit Indices – Sell Protection

Put - iTraxx Europe 22 5Y	0.900%	01/21/15	BNP	5,600,000	9,474	(878)
Put - iTraxx Europe 22 5Y	0.900%	01/21/15	CIT	6,900,000	13,481	(1,082)
Put - iTraxx Europe 22 5Y	0.900%	01/21/15	SGN	2,800,000	4,372	(439)
Put - iTraxx Europe 22 5Y	1.000%	01/21/15	CIT	3,900,000	9,256	(215)
Put - iTraxx Europe 22 5Y	1.000%	01/21/15	GSC	5,200,000	14,316	(287)
Put - iTraxx Europe 22 5Y	1.000%	01/21/15	JPM	5,200,000	14,597	(287)
Put - iTraxx Europe 22 5Y	1.100%	01/21/15	GSC	2,900,000	7,317	(55)
Put - iTraxx Europe 22 5Y	1.200%	01/21/15	GSC	6,500,000	16,091	(39)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	CIT	5,500,000	11,212	(5,211)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	JPM	2,500,000	5,014	(2,369)
Put - iTraxx Europe 22 5Y	0.850%	02/18/15	SGN	5,500,000	10,027	(5,211)

					115,157	(16,073)

					$176,400	($63,670)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value

Call - MXN versus USD	MXN 13.90	01/05/15	BOA	$5,300,000	$31,535	($308,757)
Call - INR versus USD	INR 63.00	01/06/15	HSB	5,600,000	63,000	(23,554)
Call - AUD versus USD	$0.88	01/08/15	DUB	AUD 4,300,000	24,129	(4)
Call - INR versus USD	INR 63.50	01/12/15	GSC	$5,900,000	41,300	(19,806)
Call - AUD versus USD	$0.90	01/14/15	BOA	AUD 5,100,000	34,628	(4)
Call - INR versus USD	INR 63.90	01/16/15	BRC	$5,100,000	27,795	(14,555)
Call - JPY versus USD	JPY 119.00	01/16/15	GSC	9,700,000	100,123	(129,641)
Call - EUR versus USD	$1.26	01/20/15	BRC	EUR 6,200,000	63,225	(2,093)
Call - EUR versus USD	1.27	01/20/15	BRC	3,100,000	24,092	(548)
Call - BRL versus USD	BRL 2.80	01/20/15	GSC	$4,000,000	30,000	(9,100)
Call - BRL versus USD	2.80	01/21/15	JPM	3,700,000	35,520	(9,246)
Call - AUD versus USD	$0.89	01/22/15	CSF	AUD 6,200,000	28,592	(30)
Call - INR versus USD	INR 63.40	01/22/15	JPM	$3,000,000	19,110	(21,822)
Call - BRL versus USD	BRL 2.80	01/23/15	JPM	3,800,000	29,830	(11,206)
Call - EUR versus USD	$1.27	01/27/15	DUB	EUR 6,100,000	52,024	(2,539)
Call - INR versus USD	INR 63.27	01/27/15	BRC	$8,000,000	56,000	(76,400)
Call - BRL versus USD	BRL 2.80	01/28/15	MSC	4,200,000	57,897	(16,771)
Call - MXN versus USD	MXN 13.85	01/28/15	GSC	3,500,000	22,190	(220,871)
Call - MXN versus USD	14.00	01/28/15	BOA	3,800,000	17,746	(201,590)
Call - JPY versus USD	JPY 119.00	01/30/15	GSC	9,700,000	112,035	(158,003)
Call - MXN versus USD	MXN 14.50	02/02/15	CSF	4,800,000	32,880	(111,240)
Call - INR versus USD	INR 63.85	02/05/15	BRC	4,800,000	26,057	(35,688)
Call - INR versus USD	64.00	02/05/15	CSF	2,700,000	14,418	(17,977)
Call - EUR versus USD	$1.26	02/10/15	DUB	EUR 15,000,000	175,091	(22,816)
Call - BRL versus USD	BRL 2.90	02/12/15	JPM	$4,800,000	37,920	(14,458)
Call - EUR versus USD	$1.27	02/13/15	CIT	EUR 7,100,000	77,606	(9,200)
Call - INR versus USD	INR 64.24	02/16/15	SCB	$3,200,000	16,550	(24,246)
Call - EUR versus USD	$1.27	02/18/15	DUB	EUR 6,100,000	69,738	(7,315)
Call - MXN versus USD	MXN 14.25	02/18/15	GSC	$5,000,000	37,750	(196,280)
Call - INR versus USD	INR 63.50	02/18/15	GSC	4,900,000	33,271	(61,025)
Call - MXN versus USD	MXN 14.48	02/20/15	GSC	5,100,000	46,410	(139,398)
Call - MXN versus USD	14.05	02/25/15	HSB	3,400,000	18,445	(177,657)
Call - INR versus USD	INR 63.85	02/25/15	GSC	1,500,000	12,795	(17,103)
Call - INR versus USD	63.85	02/25/15	HSB	2,500,000	21,250	(28,505)
Call - INR versus USD	64.25	02/25/15	BRC	4,200,000	35,490	(38,178)
Call - INR versus USD	64.25	02/25/15	UBS	8,200,000	69,618	(74,538)
Call - MXN versus USD	MXN 14.35	02/26/15	JPM	14,000,000	119,000	(487,816)
Call - INR versus USD	INR 64.25	02/26/15	HSB	4,100,000	24,600	(37,958)
Call - INR versus USD	65.90	05/12/15	JPM	7,800,000	63,960	(103,849)

					1,803,620	(2,831,787)

Put - JPY versus USD	JPY 110.50	01/05/15	BNP	4,400,000	39,204	(4)
Put - INR versus USD	INR 60.00	01/06/15	HSB	5,600,000	12,600	(6)
Put - JPY versus USD	JPY 110.50	01/07/15	UBS	5,700,000	54,863	(11)
Put - JPY versus USD	112.50	01/12/15	UBS	16,500,000	129,113	(1,271)
Put - JPY versus USD	115.00	01/12/15	BNP	7,900,000	42,542	(3,286)
Put - AUD versus USD	$0.84	01/14/15	BOA	AUD 5,100,000	29,301	(122,536)
Put - AUD versus USD	0.86	01/16/15	DUB	6,000,000	63,590	(237,886)
Put - EUR versus USD	1.23	01/16/15	GSC	EUR 6,500,000	72,034	(143,557)
Put - INR versus USD	INR 60.90	01/16/15	BRC	$5,100,000	27,795	(56)
Put - BRL versus USD	BRL 2.30	01/20/15	GSC	4,000,000	17,000	(4)
Put - JPY versus USD	JPY 112.00	01/20/15	CSF	7,500,000	53,363	(1,515)
Put - JPY versus USD	112.00	01/20/15	MSC	8,900,000	68,975	(1,798)
Put - BRL versus USD	BRL 2.30	01/21/15	JPM	3,700,000	27,380	(4)
Put - EUR versus USD	$1.23	01/23/15	GSC	EUR 6,500,000	65,260	(130,304)
Put - BRL versus USD	BRL 2.30	01/23/15	JPM	$3,800,000	29,830	(4)
Put - BRL versus USD	2.30	01/28/15	MSC	4,200,000	20,979	(13)
Put - MXN versus USD	MXN 13.25	01/28/15	GSC	3,500,000	20,335	(4)
Put - MXN versus USD	13.45	01/28/15	BOA	3,800,000	19,114	(15)
Put - JPY versus USD	JPY 111.50	02/09/15	BNP	3,500,000	28,263	(2,275)
Put - JPY versus USD	111.50	02/09/15	UBS	3,600,000	29,070	(2,340)
Put - JPY versus USD	111.75	02/09/15	BNP	7,300,000	66,284	(5,263)
Put - JPY versus USD	112.00	02/09/15	BOA	3,400,000	33,422	(2,720)
Put - JPY versus USD	112.00	02/09/15	UBS	2,800,000	28,140	(2,240)
Put - JPY versus USD	112.50	02/11/15	UBS	5,500,000	50,738	(5,957)
Put - BRL versus USD	BRL 2.40	02/12/15	JPM	4,800,000	14,880	(744)
Put - JPY versus USD	JPY 112.60	02/13/15	JPM	10,700,000	105,393	(13,204)
Put - INR versus USD	INR 61.00	02/18/15	GSC	4,900,000	25,529	(1,686)
Put - MXN versus USD	MXN 13.35	02/25/15	HSB	3,400,000	18,445	(163)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - JPY versus USD	JPY 112.00	03/12/15	BRC	$9,700,000	$115,624	($23,881)
Put - JPY versus USD	112.88	03/13/15	CIT	5,600,000	67,704	(18,418)
Put - JPY versus USD	112.85	03/25/15	DUB	5,600,000	73,024	(22,781)
Put - JPY versus USD	110.00	05/12/15	UBS	10,500,000	121,800	(41,402)
Put - JPY versus USD	111.40	05/14/15	CSF	4,600,000	63,388	(25,157)
Put - JPY versus USD	112.00	05/15/15	CIT	3,000,000	51,300	(18,846)
Put - JPY versus USD	112.00	05/15/15	JPM	1,600,000	27,120	(10,051)
Put - JPY versus USD	112.50	05/22/15	DUB	7,800,000	88,530	(58,102)
Put - JPY versus USD	113.00	05/22/15	BOA	16,500,000	238,410	(136,109)
Put - JPY versus USD	113.50	05/27/15	GSC	8,000,000	116,000	(75,976)
Put - JPY versus USD	100.00	07/03/15	UBS	10,800,000	69,120	(11,815)
Put - JPY versus USD	99.00	09/30/15	CIT	24,700,000	245,216	(56,217)
Put - JPY versus USD	109.00	11/10/15	JPM	7,800,000	149,175	(90,184)
Put - JPY versus USD	109.00	11/19/15	SGN	8,200,000	139,858	(98,318)
Put - JPY versus USD	80.00	02/18/19	BOA	2,200,000	122,870	(30,985)

					2,882,581	(1,397,108)

					$4,686,201	($4,228,895)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	$4,200,000	$31,500	($903)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/12/20	CIT	11,600,000	98,160	(2,495)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	27,900,000	248,820	(6,557)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	12,300,000	158,670	(3,466)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	12,500,000	122,500	(3,774)

						$659,650	($17,195)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	1.200%	01/20/15	GSC	EUR 42,300,000	$228,835	($1,908,561)
Call - 10-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	0.950%	03/23/15	DUB	9,500,000	24,621	(185,148)

							253,456	(2,093,709)

Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.320%	01/16/15	MSC	$15,000,000	153,000	(14)
Put - 10-Year Interest Rate Swap	Pay	3-Month EUR-LIBOR	1.600%	01/20/15	GSC	EUR 42,300,000	446,227	(5)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.003%	01/21/15	DUB	$13,100,000	411,651	(5,387)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.770%	01/23/15	MSC	45,400,000	6,354	(5)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.300%	01/30/15	MSC	7,700,000	88,550	(403)
Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	02/02/15	MSC	28,200,000	449,790	(3,113)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.250%	03/02/15	MSC	8,300,000	77,398	(6,491)
Put - 10-Year Interest Rate Swap	Pay	3-Month EUR-LIBOR	1.550%	03/23/15	DUB	EUR 9,500,000	78,788	(2,506)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.270%	03/27/15	DUB	$16,500,000	200,060	(30,612)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.600%	09/14/15	MSC	42,800,000	561,750	(224,816)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.520%	09/18/15	MSC	116,400,000	1,018,500	(746,507)
Put - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	01/16/18	GSC	17,600,000	220,000	(183,135)

							3,712,068	(1,202,994)

							$3,965,524	($3,296,703)

Total Written Options							$9,487,775	($7,606,463)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(k)	Swap agreements outstanding as of December 31, 2014 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Venezuela Government	5.000%	06/20/15	BRC	53.467%	$700,000	$135,484	$85,991	$49,493
Venezuela Government	5.000%	06/20/15	GSC	53.467%	4,000,000	774,194	451,773	322,421

						$909,678	$537,764	$371,914

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	1.000%	03/20/15	BRC	0.370%	$2,200,000	$3,650	($49,497)	$53,147
Mexico Government	1.000%	03/20/15	CIT	0.370%	2,100,000	3,484	(48,216)	51,700
Mexico Government	1.000%	03/20/15	DUB	0.370%	1,500,000	2,488	(34,440)	36,928
U.S. Treasury	0.250%	09/20/15	UBS	0.097%	EUR 10,100,000	14,527	(62,585)	77,112
Brazilian Government	1.000%	09/20/15	BOA	0.789%	$700,000	1,270	(6,372)	7,642
Mexico Government	1.000%	09/20/15	BOA	0.370%	600,000	2,917	(2,154)	5,071
Brazilian Government	1.000%	09/20/15	BRC	0.789%	2,300,000	4,171	(19,842)	24,013
Russia Foreign	1.000%	09/20/15	BRC	5.125%	2,000,000	(58,122)	(25,566)	(32,556)
Brazilian Government	1.000%	09/20/15	CIT	0.789%	1,000,000	1,814	(15,694)	17,508
Mexico Government	1.000%	09/20/15	CIT	0.370%	1,000,000	4,862	(15,080)	19,942
Russia Foreign	1.000%	09/20/15	CIT	5.125%	9,200,000	(267,363)	(107,456)	(159,907)
Sberbank of Russia	1.000%	09/20/15	CIT	7.185%	600,000	(25,969)	(10,380)	(15,589)
General Electric Capital Corp	1.000%	09/20/15	DUB	0.261%	2,100,000	11,881	25,942	(14,061)
Indonesia Government	1.000%	09/20/15	DUB	0.295%	1,000,000	5,406	(23,587)	28,993
Russia Foreign	1.000%	09/20/15	DUB	5.125%	700,000	(20,343)	(8,562)	(11,781)
Brazilian Government	1.000%	09/20/15	HSB	0.789%	2,600,000	4,715	(25,870)	30,585
Brazilian Government	1.000%	09/20/15	JPM	0.789%	2,900,000	5,260	(29,862)	35,122
Sberbank of Russia	1.000%	09/20/15	JPM	7.185%	200,000	(8,656)	(3,139)	(5,517)
Brazilian Government	1.000%	09/20/15	UBS	0.789%	600,000	1,088	(5,677)	6,765
Mexico Government	1.000%	09/20/15	UBS	0.370%	500,000	2,431	(7,073)	9,504
Petrobras International Finance Co SA	1.000%	12/20/15	BNP	5.188%	300,000	(11,807)	(7,303)	(4,504)
Brazilian Government	1.000%	12/20/15	BRC	0.918%	13,000,000	13,966	(75,003)	88,969
Greek Government	1.000%	12/20/15	GSC	16.350%	EUR 9,100,000	(1,470,525)	(466,699)	(1,003,826)
Mexico Government	1.000%	12/20/15	GSC	0.412%	$4,500,000	27,131	(121,173)	148,304
Brazilian Government	1.000%	12/20/15	MSC	0.918%	12,900,000	13,859	(74,426)	88,285
Mexico Government	1.000%	03/20/16	DUB	0.437%	12,300,000	88,446	(90,237)	178,683
Mexico Government	1.000%	03/20/16	HSB	0.437%	18,000,000	129,433	(133,510)	262,943
General Electric Capital Corp	1.000%	06/20/16	BRC	0.339%	14,400,000	144,773	213,885	(69,112)
Mexico Government	1.000%	06/20/16	CIT	0.487%	6,200,000	48,715	(13,370)	62,085
Berkshire Hathaway Inc	1.000%	06/20/16	DUB	0.170%	10,000,000	125,762	175,127	(49,365)
U.S. Treasury	0.250%	09/20/16	UBS	0.106%	EUR 13,600,000	42,506	(190,345)	232,851
Italy Government	1.000%	09/20/16	BOA	0.574%	$800,000	6,099	7,936	(1,837)
Italy Government	1.000%	09/20/16	DUB	0.574%	32,500,000	247,771	237,211	10,560
Mexico Government	1.000%	09/20/16	GSC	0.523%	2,300,000	19,597	(11,064)	30,661
Italy Government	1.000%	09/20/16	HSB	0.574%	68,000,000	518,414	500,116	18,298
Mexico Government	1.000%	09/20/16	HSB	0.523%	400,000	3,408	2,214	1,194
Mexico Government	1.000%	09/20/16	JPM	0.523%	400,000	3,408	2,306	1,102
Mexico Government	1.000%	09/20/16	MSC	0.523%	4,600,000	39,193	(20,427)	59,620
China Government	1.000%	09/20/16	RBS	0.283%	300,000	3,804	2,085	1,719
Mexico Government	1.000%	09/20/16	UBS	0.523%	1,200,000	10,224	(5,265)	15,489
Mexico Government	1.000%	12/20/16	HSB	0.549%	300,000	2,752	2,930	(178)
Mexico Government	1.000%	12/20/16	JPM	0.549%	1,400,000	12,842	18,897	(6,055)
Brazilian Government	1.000%	03/20/17	BOA	1.242%	900,000	(4,524)	(9,607)	5,083
Italy Government	1.000%	06/20/17	CIT	0.722%	4,000,000	28,329	23,454	4,875
Berkshire Hathaway Inc	1.000%	06/20/17	DUB	0.254%	10,000,000	186,837	227,683	(40,846)
MetLife Inc	1.000%	06/20/17	DUB	0.309%	17,300,000	299,764	371,614	(71,850)
Italy Government	1.000%	06/20/17	GSC	0.722%	2,200,000	15,581	12,532	3,049
Mexico Government	1.000%	06/20/17	GSC	0.613%	300,000	2,933	(2,793)	5,726
Russia Foreign	1.000%	06/20/17	HSB	4.955%	400,000	(35,979)	(8,658)	(27,321)
Mexico Government	1.000%	12/20/18	BOA	0.820%	1,000,000	7,213	(1,966)	9,179
Mexico Government	1.000%	12/20/18	CIT	0.820%	400,000	2,885	(590)	3,475
Mexico Government	1.000%	12/20/18	GSC	0.820%	400,000	2,885	(983)	3,868
Mexico Government	1.000%	12/20/18	JPM	0.820%	400,000	2,885	(639)	3,524

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russian Government	1.000%	03/20/19	BOA	4.827%	$15,500,000	($2,152,440)	($1,138,156)	($1,014,284)
Brazilian Government	1.000%	03/20/19	DUB	1.681%	600,000	(16,205)	(25,669)	9,464
Italy Government	1.000%	06/20/19	BRC	1.114%	2,000,000	(9,206)	(13,119)	3,913
Mexico Government	1.000%	06/20/19	CIT	0.904%	1,500,000	6,608	11,022	(4,414)
Italy Government	1.000%	06/20/19	DUB	1.114%	3,100,000	(14,269)	(22,535)	8,266
Italy Government	1.000%	06/20/19	GSC	1.114%	1,200,000	(5,524)	(5,471)	(53)
Italy Government	1.000%	06/20/19	HSB	1.114%	5,800,000	(26,697)	(34,503)	7,806
Mexico Government	1.000%	06/20/19	HSB	0.904%	17,900,000	78,851	127,119	(48,268)
Russia Foreign	1.000%	06/20/19	JPM	4.809%	200,000	(29,006)	(11,541)	(17,465)
Russia Foreign	1.000%	06/20/19	MSC	4.809%	100,000	(14,503)	(5,680)	(8,823)
Mexico Government	1.000%	09/20/19	BOA	0.953%	14,200,000	34,280	100,495	(66,215)
Russia Foreign	1.000%	09/20/19	BRC	4.793%	5,900,000	(891,258)	(346,748)	(544,510)
Mexico Government	1.000%	09/20/19	GSC	0.953%	5,700,000	13,760	41,737	(27,977)
Petrobras International Finance Co SA	1.000%	12/20/19	BNP	4.408%	2,100,000	(300,911)	(211,272)	(89,639)
Brazilian Government	1.000%	12/20/19	BOA	1.937%	17,600,000	(758,764)	(656,165)	(102,599)
Russia Foreign	1.000%	12/20/19	BOA	4.779%	1,900,000	(298,108)	(169,928)	(128,180)
Petrobras International Finance Co SA	1.000%	12/20/19	BRC	4.408%	900,000	(128,962)	(127,197)	(1,765)
Russia Foreign	1.000%	12/20/19	BRC	4.779%	12,300,000	(1,929,857)	(874,808)	(1,055,049)
Brazilian Government	1.000%	12/20/19	GSC	1.937%	15,300,000	(659,607)	(542,940)	(116,667)
Russia Foreign	1.000%	12/20/19	GSC	4.779%	2,700,000	(423,627)	(294,377)	(129,250)
Petrobras International Finance Co SA	1.000%	12/20/19	GSC	4.408%	3,000,000	(429,873)	(328,387)	(101,486)
Brazilian Government	1.000%	12/20/19	HSB	1.937%	13,300,000	(573,384)	(480,192)	(93,192)
Russia Foreign	1.000%	12/20/19	HSB	4.779%	2,600,000	(407,937)	(226,488)	(181,449)
Petrobras International Finance Co SA	1.000%	12/20/19	HSB	4.408%	100,000	(14,329)	(9,205)	(5,124)
China Government	1.000%	12/20/19	JPM	0.821%	4,400,000	38,760	29,107	9,653
China Government	1.000%	12/20/19	MSC	0.821%	900,000	7,928	5,732	2,196
Petrobras International Finance Co SA	1.000%	12/20/19	MSC	4.408%	2,200,000	(315,240)	(203,609)	(111,631)
Petrobras International Finance Co SA	5.000%	12/20/19	JPM	4.408%	1,000,000	26,627	(24,608)	51,235
Telstra Corp Ltd	1.000%	06/20/21	DUB	0.668%	11,100,000	227,688	155,640	72,048

						($8,747,114)	($5,192,924)	($3,554,190)

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 13 5Y	5.000%	06/20/15	BRC	$6,862,000	($24,861)	$761,548	($786,409)
CDX EM 13 5Y	5.000%	06/20/15	CSF	752,000	(2,724)	93,472	(96,196)
CDX EM 13 5Y	5.000%	06/20/15	DUB	6,016,000	(21,796)	652,736	(674,532)
CDX EM 13 5Y	5.000%	06/20/15	GSC	282,000	(1,021)	35,109	(36,130)
CDX EM 13 5Y	5.000%	06/20/15	HSB	33,276,000	(120,557)	2,774,433	(2,894,990)
CDX EM 13 5Y	5.000%	06/20/15	JPM	2,350,000	(8,514)	269,375	(277,889)
CDX EM 13 5Y	5.000%	06/20/15	MSC	14,100,000	(51,084)	1,637,050	(1,688,134)
CDX IG 9 10Y	0.548%	12/20/17	GSC	3,761,546	49,818	-	49,818
iTraxx Europe 22 5Y	1.000%	12/20/19	BRC	EUR 200,000	(5,581)	(6,498)	917
iTraxx Europe 22 5Y	1.000%	12/20/19	CIT	100,000	(2,791)	(3,279)	488

					(189,111)	6,213,946	(6,403,057)

			Exchange
iTraxx Europe 22 5Y	1.000%	12/20/19	ICE	26,100,000	510,260	302,659	207,601

					$321,149	$6,516,605	($6,195,456)

					($7,516,287)	$1,861,445	($9,377,732)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate, sovereign issues of an emerging country and U.S. Treasury Obligation issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN TIIE	MSC	3.370%	03/17/15	MXN 2,352,000,000	($16,042)	$324	($16,366)
BRL-CDI-Compounded	BOA	10.770%	01/02/17	BRL 500,000	(4,375)	(2,506)	(1,869)
BRL-CDI-Compounded	BNP	10.910%	01/02/17	3,300,000	(22,622)	(14,194)	(8,428)
BRL-CDI-Compounded	GSC	10.910%	01/02/17	600,000	(4,113)	(1,965)	(2,148)
BRL-CDI-Compounded	BNP	11.470%	01/02/17	77,200,000	(226,280)	54,133	(280,413)
BRL-CDI-Compounded	DUB	11.470%	01/02/17	98,600,000	(289,005)	92,898	(381,903)
BRL-CDI-Compounded	GSC	11.470%	01/02/17	159,000,000	(466,043)	101,434	(567,477)
BRL-CDI-Compounded	JPM	11.470%	01/02/17	14,900,000	(43,673)	(2,831)	(40,842)
BRL-CDI-Compounded	CSF	13.060%	01/02/18	4,600,000	15,354	7,786	7,568
BRL-CDI-Compounded	JPM	13.060%	01/02/18	43,600,000	145,530	-	145,530
BRL-CDI-Compounded	UBS	13.060%	01/02/18	20,700,000	69,093	37,607	31,486
BRL-CDI-Compounded	CIT	11.250%	01/04/21	4,700,000	(42,143)	(47,812)	5,669
BRL-CDI-Compounded	DUB	11.250%	01/04/21	4,700,000	(42,143)	(50,646)	8,503
BRL-CDI-Compounded	UBS	11.250%	01/04/21	9,400,000	(84,285)	(97,614)	13,329
BRL-CDI-Compounded	BNP	11.500%	01/04/21	13,800,000	(78,700)	23,452	(102,152)
BRL-CDI-Compounded	DUB	11.500%	01/04/21	84,300,000	(480,751)	170,630	(651,381)
BRL-CDI-Compounded	DUB	11.680%	01/04/21	12,800,000	(40,778)	(8,733)	(32,045)
BRL-CDI-Compounded	DUB	12.000%	01/04/21	6,900,000	(572)	2,119	(2,691)
BRL-CDI-Compounded	BNP	12.055%	01/04/21	45,100,000	71,460	25,348	46,112
BRL-CDI-Compounded	BOA	12.055%	01/04/21	3,800,000	6,021	2,757	3,264
BRL-CDI-Compounded	CSF	12.055%	01/04/21	8,100,000	12,835	12,551	284
BRL-CDI-Compounded	DUB	12.055%	01/04/21	11,000,000	17,429	8,719	8,710
BRL-CDI-Compounded	MSC	12.055%	01/04/21	17,400,000	27,570	26,896	674
BRL-CDI-Compounded	JPM	12.330%	01/04/21	12,100,000	43,382	-	43,382
BRL-CDI-Compounded	UBS	12.535%	01/04/21	15,800,000	89,359	-	89,359
BRL-CDI-Compounded	MSC	12.560%	01/04/21	1,700,000	14,421	14,123	298
28-Day MXN TIIE	UBS	5.840%	09/14/21	MXN 338,400,000	144,391	(11,334)	155,725
28-Day MXN TIIE	UBS	5.795%	12/10/21	100,000	8	(1)	9
28-Day MXN TIIE	BOA	6.920%	11/28/29	1,000,000	2,467	(7)	2,474
28-Day MXN TIIE	DUB	6.810%	06/19/34	18,000,000	(9,534)	(16,093)	6,559

					(1,191,739)	327,041	(1,518,780)

	Exchange
1-Day USD-Federal Funds	CME	0.089%	02/27/15	$200,800,000	(15,824)	(1,037)	(14,787)
1-Day USD-Federal Funds	CME	1.000%	10/15/17	59,400,000	(398,400)	(70,012)	(328,388)
28-Day MXN TIIE	CME	5.700%	01/18/19	MXN 103,000,000	164,133	206,011	(41,878)
28-Day MXN TIIE	CME	6.350%	06/02/21	160,000,000	412,993	367,939	45,054
28-Day MXN TIIE	CME	5.840%	09/14/21	314,900,000	146,820	85,772	61,048
28-Day MXN TIIE	CME	5.920%	12/08/21	22,800,000	15,147	-	15,147
28-Day MXN TIIE	CME	5.850%	12/21/21	91,100,000	26,425	-	26,425
28-Day MXN TIIE	CME	5.500%	09/02/22	87,400,000	(135,719)	(242,061)	106,342
28-Day MXN TIIE	CME	5.750%	09/02/22	18,700,000	(7,742)	(23,457)	15,715
3-Month USD-LIBOR	CME	4.000%	06/19/24	$29,000,000	1,481,671	477,715	1,003,956
28-Day MXN TIIE	CME	6.915%	09/10/29	MXN 372,200,000	959,250	513,506	445,744
28-Day MXN TIIE	CME	6.710%	09/20/29	18,000,000	21,279	14,074	7,205
28-Day MXN TIIE	CME	6.410%	11/07/29	84,000,000	(102,692)	(4,538)	(98,154)
28-Day MXN TIIE	CME	6.710%	11/30/29	33,100,000	32,311	-	32,311
28-Day MXN TIIE	CME	7.020%	06/08/34	404,500,000	550,669	515,976	34,693
28-Day MXN TIIE	CME	6.810%	06/19/34	159,900,000	(84,593)	(102,052)	17,459

					3,065,728	1,737,836	1,327,892

					$1,873,989	$2,064,877	($190,888)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN TIIE	UBS	3.540%	08/31/15	MXN 429,000,000	($1,809)	$198	($2,007)

	Exchange
28-Day MXN TIIE	CME	3.345%	03/13/15	1,154,000,000	(3,604)	-	(3,604)
28-Day MXN TIIE	CME	3.420%	06/05/15	580,000,000	(4,090)	-	(4,090)
28-Day MXN TIIE	CME	3.605%	12/18/15	536,000,000	26,413	-	26,413
28-Day MXN TIIE	CME	3.740%	02/12/16	235,000,000	3,950	-	3,950
3-Month USD-LIBOR	CME	0.665%	04/17/16	$820,500,000	(136,367)	73,241	(209,608)
6-Month GBP-LIBOR	CME	1.500%	09/18/16	GBP 92,000,000	(1,293,190)	(991,093)	(302,097)
6-Month GBP-LIBOR	CME	1.590%	10/05/16	86,900,000	(777,988)	1,734	(779,722)
6-Month GBP-LIBOR	CME	1.510%	10/07/16	20,100,000	(154,262)	200	(154,462)
3-Month USD-LIBOR	CME	1.000%	04/17/17	$345,000,000	908,595	1,198,222	(289,627)
6-Month GBP-LIBOR	CME	1.880%	10/05/17	GBP 33,500,000	(663,817)	-	(663,817)
3-Month USD-LIBOR	CME	1.780%	12/02/19	$20,100,000	(43,845)	(117,082)	73,237
3-Month USD-LIBOR	CME	1.800%	12/03/19	100,200,000	(308,370)	(178,057)	(130,313)
3-Month USD-LIBOR	CME	1.850%	12/04/19	48,300,000	(262,931)	(96,600)	(166,331)
6-Month EUR-LIBOR	CME	0.450%	12/09/19	EUR 15,700,000	(93,086)	(15,691)	(77,395)
3-Month USD-LIBOR	CME	1.750%	03/19/20	$65,300,000	410,760	404,576	6,184
6-Month JPY-LIBOR	CME	0.500%	09/17/21	JPY 6,790,000,000	(757,817)	(416,199)	(341,618)
3-Month CAD-LIBOR	CME	2.700%	12/19/24	CAD 9,700,000	(330,487)	(71,197)	(259,290)
6-Month EUR-LIBOR	CME	1.250%	03/18/25	EUR 4,900,000	(235,397)	(201,334)	(34,063)
3-Month USD-LIBOR	CME	2.750%	06/19/43	$64,000,000	(763,964)	4,396,606	(5,160,570)
3-Month USD-LIBOR	CME	3.000%	06/19/43	77,200,000	(4,944,584)	4,242,951	(9,187,535)
3-Month USD-LIBOR	CME	2.800%	12/18/43	75,600,000	(1,677,587)	3,526,643	(5,204,230)
3-Month USD-LIBOR	CME	3.500%	12/18/43	5,100,000	(866,005)	177,480	(1,043,485)

					(11,967,673)	11,934,400	(23,902,073)

					($11,969,482)	$11,934,598	($23,904,080)

					($10,095,493)	$13,999,475	($24,094,968)

Total Swap Agreements					($17,611,780)	$15,860,920	($33,472,700)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(l)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$1,506,891	$-	$1,506,891	$-
	Convertible Preferred Stocks (1)	21,824,910	21,824,910	-	-
	Corporate Bonds & Notes	883,528,850	-	883,395,361	133,489
	Senior Loan Notes	25,295,340	-	25,295,340	-
	Mortgage-Backed Securities	1,185,006,657	-	1,184,894,953	111,704
	Asset-Backed Securities	185,396,761	-	185,396,761	-
	U.S. Government Agency Issues	33,706,855	-	33,706,855	-
	U.S. Treasury Obligations	690,095,220	-	690,095,220	-
	Foreign Government Bonds & Notes	383,932,550	-	383,932,550	-
	Municipal Bonds	196,784,198	-	196,784,198	-
	Short-Term Investments	411,079,228	-	411,079,228	-
	Derivatives:
	Credit Contracts
	Swaps	4,025,637	-	4,025,637	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	97,289,539	-	97,289,539	-
	Interest Rate Contracts
	Futures	14,762,985	14,762,985	-	-
	Purchased Options	220,289	7,734	212,555	-
	Swaps	5,819,736	-	5,819,736	-

	Total Interest Rate Contracts	20,803,010	14,770,719	6,032,291	-

	Total Assets - Derivatives	122,118,186	14,770,719	107,347,467	-

	Total Assets	4,140,275,646	36,595,629	4,103,434,824	245,193

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(63,670)	-	(63,670)	-
	Swaps	(11,541,924)	-	(11,541,924)	-

	Total Credit Contracts	(11,605,594)	-	(11,605,594)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(35,255,263)	-	(35,255,263)	-
	Written Options	(4,228,895)	-	(4,228,895)	-

	Total Foreign Currency Contracts	(39,484,158)	-	(39,484,158)	-

	Interest Rate Contracts
	Futures	(4,125,473)	(4,125,473)	-	-
	Written Options	(3,313,898)	-	(3,313,898)	-
	Swaps	(15,915,229)	-	(15,915,229)	-

	Total Interest Rate Contracts	(23,354,600)	(4,125,473)	(19,229,127)	-

	Total Liabilities - Derivatives	(74,444,352)	(4,125,473)	(70,318,879)	-

	Total Liabilities	(74,444,352)	(4,125,473)	(70,318,879)	-

	Total	$4,065,831,294	$32,470,156	$4,033,115,945	$245,193

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2014, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Line of Credit Outstanding	($35,314)	$-	($35,314)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakdown.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.4%

Consumer Discretionary - 4.5%

AutoZone Inc 1.300% due 01/13/17	$3,365,000	$3,354,266
5.500% due 11/15/15	1,165,000	1,212,699
5.750% due 01/15/15	960,000	961,350
Brinker International Inc 2.600% due 05/15/18	1,820,000	1,818,127
Carnival Corp (Panama) 1.200% due 02/05/16	2,585,000	2,584,628
Delphi Corp 6.125% due 05/15/21	6,490,000	7,090,325
DIRECTV Holdings LLC
1.750% due 01/15/18	3,860,000	3,837,666
2.400% due 03/15/17	9,360,000	9,542,249
3.500% due 03/01/16	2,070,000	2,124,977
Dollar General Corp 4.125% due 07/15/17	5,695,000	5,877,234
DR Horton Inc 4.750% due 05/15/17	5,750,000	6,037,500
General Motors Co 3.500% due 10/02/18	3,550,000	3,638,750
GLP Capital LP 4.375% due 11/01/18	5,025,000	5,163,187
Mohawk Industries Inc 6.125% due 01/15/16	3,450,000	3,613,789
NBCUniversal Enterprise Inc 0.916% due 04/15/18 § ~	3,225,000	3,254,454
Newell Rubbermaid Inc 2.050% due 12/01/17	1,205,000	1,202,262
Omnicom Group Inc 5.900% due 04/15/16	6,665,000	7,057,289
Pinnacle Entertainment Inc 7.500% due 04/15/21	1,455,000	1,524,098
Sky PLC (United Kingdom) 2.625% due 09/16/19 ~	2,185,000	2,188,212
The Interpublic Group of Cos Inc 2.250% due 11/15/17	6,165,000	6,181,387
Thomson Reuters Corp (Canada) 1.300% due 02/23/17	3,645,000	3,627,992
1.650% due 09/29/17	3,370,000	3,351,815
Time Warner Cable Inc 8.250% due 04/01/19	3,875,000	4,747,921
Univision Communications Inc 6.875% due 05/15/19 ~	5,330,000	5,563,187
Viacom Inc 2.500% due 09/01/18	1,020,000	1,029,913
Whirlpool Corp 1.350% due 03/01/17	1,395,000	1,391,987
1.650% due 11/01/17	1,890,000	1,885,162

		99,862,426

Consumer Staples - 2.0%

Avon Products Inc 2.375% due 03/15/16	2,210,000	2,198,950
BAT International Finance PLC (United Kingdom) 1.400% due 06/05/15 ~	7,085,000	7,098,405
Bunge Ltd Finance Corp 3.200% due 06/15/17	2,665,000	2,742,050
4.100% due 03/15/16	6,785,000	6,998,409
CVS Health Corp 1.200% due 12/05/16	2,430,000	2,438,595
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	8,745,000	8,702,490
Reynolds American Inc 1.050% due 10/30/15	1,310,000	1,311,861

	Principal Amount	Value
The Kroger Co 1.200% due 10/17/16	$1,790,000	$1,787,378
Tyson Foods Inc 2.650% due 08/15/19	2,730,000	2,757,797
Walgreens Boots Alliance Inc 1.750% due 11/17/17	1,450,000	1,454,711
Wm Wrigley Jr Co 1.400% due 10/21/16 ~	1,105,000	1,106,691
2.000% due 10/20/17 ~	5,080,000	5,120,477

		43,717,814

Energy - 9.4%

Anadarko Petroleum Corp 6.375% due 09/15/17	8,485,000	9,440,182
Atlas Pipeline Partners LP 6.625% due 10/01/20	5,726,000	5,854,835
Cameron International Corp 1.150% due 12/15/16	850,000	841,768
1.400% due 06/15/17	2,875,000	2,834,391
Canadian Natural Resources Ltd (Canada) 5.700% due 05/15/17	5,985,000	6,492,007
Chesapeake Energy Corp 3.250% due 03/15/16	4,225,000	4,235,563
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	2,246,000	2,239,253
CNOOC Nexen Finance ULC (Canada) 1.625% due 04/30/17	2,365,000	2,354,927
Concho Resources Inc 7.000% due 01/15/21	4,155,000	4,373,138
CONSOL Energy Inc 8.250% due 04/01/20	5,440,000	5,664,400
Continental Resources Inc 7.125% due 04/01/21	4,895,000	5,268,244
DCP Midstream LLC 5.375% due 10/15/15 ~	4,075,000	4,202,568
DCP Midstream Operating LP
2.500% due 12/01/17	6,075,000	6,072,698
2.700% due 04/01/19	185,000	181,275
Delek & Avner Tamar Bond Ltd (Israel) 2.803% due 12/30/16 ~	1,590,000	1,593,355
Ecopetrol SA (Colombia) 4.250% due 09/18/18	3,065,000	3,195,263
Energy Transfer Partners LP
5.950% due 02/01/15	5,005,000	5,021,667
6.700% due 07/01/18	2,460,000	2,768,388
EnLink Midstream Partners LP 2.700% due 04/01/19	835,000	823,075
Ensco PLC (United Kingdom) 3.250% due 03/15/16	9,350,000	9,525,518
Enterprise Products Operating LLC 1.250% due 08/13/15	5,900,000	5,917,039
2.550% due 10/15/19	1,115,000	1,105,007
Freeport-McMoran Oil & Gas LLC
6.125% due 06/15/19	815,000	884,275
6.500% due 11/15/20	5,384,000	5,841,478
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	2,035,000	2,077,808
Kinder Morgan Inc 2.000% due 12/01/17	990,000	984,639
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	2,200,000	2,298,866
Marathon Oil Corp 0.900% due 11/01/15	5,465,000	5,450,862
Murphy Oil Corp 2.500% due 12/01/17	8,830,000	8,783,784
Nabors Industries Inc 2.350% due 09/15/16	1,490,000	1,474,805
Noble Holding International Ltd (Cayman) 2.500% due 03/15/17	770,000	737,040
3.450% due 08/01/15	3,813,000	3,863,679

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
ONEOK Partners LP 3.200% due 09/15/18	$385,000	$390,547
3.250% due 02/01/16	7,260,000	7,408,547
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	2,545,000	2,599,010
Petrobras Global Finance BV (Netherlands) 2.000% due 05/20/16	4,325,000	4,141,836
3.250% due 03/17/17	5,255,000	4,965,975
Petroleos Mexicanos (Mexico) 3.125% due 01/23/19	760,000	763,800
Phillips 66 1.950% due 03/05/15	3,415,000	3,423,872
Pioneer Natural Resources Co 5.875% due 07/15/16	8,515,000	9,049,044
Plains All American Pipeline LP 3.950% due 09/15/15	8,085,000	8,252,667
Rowan Cos Inc 5.000% due 09/01/17	2,035,000	2,121,929
SESI LLC 6.375% due 05/01/19	5,200,000	5,070,000
7.125% due 12/15/21	4,970,000	4,796,050
Spectra Energy Partners LP 2.950% due 09/25/18	1,850,000	1,894,909
Talisman Energy Inc (Canada) 5.125% due 05/15/15	6,030,000	6,120,932
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	5,760,000	6,141,692
Transocean Inc (Cayman) 2.500% due 10/15/17	6,300,000	5,573,490
4.950% due 11/15/15	1,900,000	1,905,141
5.050% due 12/15/16	1,740,000	1,749,638
Williams Partners LP 3.800% due 02/15/15	8,810,000	8,835,399

		207,606,275

Financials - 17.8%

Aflac Inc 2.650% due 02/15/17	920,000	947,136
AIA Group Ltd (Hong Kong) 2.250% due 03/11/19 ~	1,446,000	1,442,398
Ally Financial Inc 2.750% due 01/30/17	5,675,000	5,671,481
American Express Co 0.823% due 05/22/18 §	8,540,000	8,546,849
American Tower Corp REIT 4.625% due 04/01/15	12,109,000	12,218,320
Bank of America Corp 1.250% due 01/11/16	4,865,000	4,875,533
1.500% due 10/09/15	1,255,000	1,260,535
1.700% due 08/25/17	7,965,000	7,972,479
6.400% due 08/28/17	2,210,000	2,463,986
6.875% due 04/25/18	3,155,000	3,626,490
Banque Federative du Credit Mutuel SA (France) 1.700% due 01/20/17 ~	5,585,000	5,600,275
2.500% due 10/29/18 ~	5,680,000	5,741,719
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	1,290,000	1,420,803
BB&T Corp 1.101% due 06/15/18 §	5,830,000	5,892,498
BPCE SA (France) 2.500% due 12/10/18	5,620,000	5,701,928
Capital One Bank USA NA 1.150% due 11/21/16	1,365,000	1,361,108
Capital One Financial Corp 2.150% due 03/23/15	5,485,000	5,501,806
CIT Group Inc 4.750% due 02/15/15 ~	3,770,000	3,776,360

	Principal Amount	Value
Citigroup Inc 1.550% due 08/14/17	$8,570,000	$8,549,672
1.850% due 11/24/17	780,000	779,707
CNA Financial Corp 6.500% due 08/15/16	2,695,000	2,916,847
Daimler Finance North America LLC 1.092% due 08/01/18 § ~	4,430,000	4,490,128
Discover Bank 2.000% due 02/21/18	250,000	249,537
Fidelity National Financial Inc 6.600% due 05/15/17	4,335,000	4,770,256
Fifth Third Bancorp 3.625% due 01/25/16	3,265,000	3,346,925
Fifth Third Bank 1.150% due 11/18/16	4,505,000	4,499,747
Ford Motor Credit Co LLC 1.684% due 09/08/17	10,555,000	10,478,550
3.000% due 06/12/17	5,985,000	6,144,644
General Electric Capital Corp 0.965% due 04/02/18 §	17,450,000	17,626,175
General Motors Financial Co Inc 3.000% due 09/25/17	1,575,000	1,594,735
Harley-Davidson Financial Services Inc 1.150% due 09/15/15 ~	5,560,000	5,576,741
Hazine Mustesarligi Varlik Kiralama AS (Turkey) 4.557% due 10/10/18 ~	3,300,000	3,469,125
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	6,875,000	7,679,347
Hyundai Capital America 1.450% due 02/06/17 ~	5,585,000	5,568,658
1.625% due 10/02/15 ~	3,450,000	3,465,190
1.875% due 08/09/16 ~	2,240,000	2,256,950
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	2,410,000	2,494,861
4.375% due 07/27/16 ~	5,000,000	5,236,945
6.000% due 05/05/15 ~	750,000	762,626
Intercontinental Exchange Inc 2.500% due 10/15/18	1,945,000	1,982,220
JPMorgan Chase & Co 2.000% due 08/15/17	12,075,000	12,198,394
KeyCorp 3.750% due 08/13/15	3,492,000	3,554,339
Kilroy Realty LP REIT 5.000% due 11/03/15	4,780,000	4,929,843
Legg Mason Inc 2.700% due 07/15/19	805,000	809,745
Lloyds Bank PLC (United Kingdom) 2.300% due 11/27/18	3,255,000	3,288,797
Marsh & McLennan Cos Inc 2.550% due 10/15/18	2,345,000	2,386,741
Metropolitan Life Global Funding I 1.300% due 04/10/17 ~	7,025,000	7,019,668
1.500% due 01/10/18 ~	4,180,000	4,157,002
Mizuho Bank Ltd (Japan) 1.700% due 09/25/17 ~	4,085,000	4,068,439
Morgan Stanley 1.083% due 01/24/19 §	13,380,000	13,419,672
1.514% due 04/25/18 §	6,880,000	6,995,116
MUFG Union Bank NA 2.125% due 06/16/17	7,260,000	7,345,603
National Bank of Canada (Canada) 1.450% due 11/07/17	10,080,000	10,002,646
New York Life Global Funding 2.450% due 07/14/16 ~	7,735,000	7,922,922
Nordea Bank AB (Sweden) 0.875% due 05/13/16 ~	12,165,000	12,160,864
PNC Bank NA 1.150% due 11/01/16	3,970,000	3,978,079

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Principal Financial Group Inc 1.850% due 11/15/17	$1,225,000	$1,226,921
Principal Life Global Funding II 1.500% due 09/11/17 ~	7,780,000	7,763,506
Regions Bank 7.500% due 05/15/18	6,220,000	7,231,689
Regions Financial Corp 5.750% due 06/15/15	4,050,000	4,134,536
Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	5,235,000	5,288,256
Standard Chartered PLC (United Kingdom) 1.500% due 09/08/17 ~	5,960,000	5,952,717
Sumitomo Mitsui Banking Corp (Japan) 0.900% due 01/18/16	4,790,000	4,787,753
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.800% due 03/28/18 ~	7,980,000	7,924,347
SunTrust Banks Inc 2.350% due 11/01/18	2,605,000	2,623,389
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	11,435,000	11,418,362
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.550% due 09/09/16 ~	6,950,000	6,984,111
The Goldman Sachs Group Inc 1.600% due 11/23/15	1,661,000	1,670,295
6.150% due 04/01/18	2,250,000	2,526,568
6.250% due 09/01/17	11,780,000	13,116,005
Ventas Realty LP REIT 1.250% due 04/17/17	1,185,000	1,175,037
1.550% due 09/26/16	1,990,000	1,999,359
2.000% due 02/15/18	1,945,000	1,948,295
3.125% due 11/30/15	4,850,000	4,949,798
WEA Finance LLC 1.750% due 09/15/17 ~	3,270,000	3,254,759
XLIT Ltd (Cayman) 2.300% due 12/15/18	2,795,000	2,799,450

		390,974,313

Health Care - 3.3%

AbbVie Inc 1.200% due 11/06/15	7,270,000	7,292,813
Actavis Inc 1.875% due 10/01/17	4,950,000	4,934,442
Aetna Inc 1.500% due 11/15/17	2,525,000	2,507,237
Agilent Technologies Inc 6.500% due 11/01/17	984,000	1,093,000
Catholic Health Initiatives 1.600% due 11/01/17	675,000	672,760
2.600% due 08/01/18	3,015,000	3,057,005
Celgene Corp 1.900% due 08/15/17	15,165,000	15,229,133
Express Scripts Holding Co 1.250% due 06/02/17	3,880,000	3,843,446
3.125% due 05/15/16	3,975,000	4,088,299
Hologic Inc 6.250% due 08/01/20	4,500,000	4,702,500
Humana Inc 2.625% due 10/01/19	1,800,000	1,801,859
Life Technologies Corp 3.500% due 01/15/16	6,400,000	6,480,122
McKesson Corp
0.950% due 12/04/15	1,935,000	1,940,286
1.292% due 03/10/17	3,630,000	3,614,612
Perrigo Co PLC (Ireland) 1.300% due 11/08/16	3,680,000	3,666,590

	Principal Amount	Value
Thermo Fisher Scientific Inc 1.300% due 02/01/17	$4,900,000	$4,875,314
UnitedHealth Group Inc 1.875% due 11/15/16	2,145,000	2,180,586

		71,980,004

Industrials - 3.8%

CNH Industrial Capital LLC 3.875% due 11/01/15	8,230,000	8,312,300
Eaton Corp 1.500% due 11/02/17	2,745,000	2,731,179
ERAC USA Finance LLC 1.400% due 04/15/16 ~	2,851,000	2,859,162
2.750% due 03/15/17 ~	2,050,000	2,105,879
2.800% due 11/01/18 ~	470,000	480,510
5.600% due 05/01/15 ~	1,445,000	1,467,892
6.375% due 10/15/17 ~	1,865,000	2,095,521
GATX Corp 1.250% due 03/04/17	2,630,000	2,606,722
2.375% due 07/30/18	1,240,000	1,249,054
3.500% due 07/15/16	4,875,000	5,032,711
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/17 ~	8,010,000	8,015,839
Hutchison Whampoa International Ltd (Cayman) 1.625% due 10/31/17 ~	11,280,000	11,194,746
International Lease Finance Corp 2.191% due 06/15/16 §	4,265,000	4,275,663
JB Hunt Transport Services Inc 2.400% due 03/15/19	1,005,000	1,006,534
Kansas City Southern de Mexico SA de CV (Mexico) 2.350% due 05/15/20	4,895,000	4,702,959
Penske Truck Leasing Co LP 2.500% due 03/15/16 ~	5,210,000	5,284,232
2.500% due 06/15/19 ~	2,645,000	2,631,616
2.875% due 07/17/18 ~	1,735,000	1,765,633
3.125% due 05/11/15 ~	1,370,000	1,381,292
Roper Industries Inc 1.850% due 11/15/17	1,100,000	1,102,184
2.050% due 10/01/18	2,800,000	2,779,372
Southwest Airlines Co 2.750% due 11/06/19	2,705,000	2,720,456
5.750% due 12/15/16	2,050,000	2,216,610
USG Corp 8.375% due 10/15/18 ~	4,565,000	4,790,968

		82,809,034

Information Technology - 2.0%

Amphenol Corp 1.550% due 09/15/17	1,670,000	1,666,561
Anstock II Ltd (Cayman) 2.125% due 07/24/17 ~	3,380,000	3,340,109
Arrow Electronics Inc 3.375% due 11/01/15	2,685,000	2,734,310
Avnet Inc 6.625% due 09/15/16	1,110,000	1,200,442
Baidu Inc (Cayman) 2.750% due 06/09/19	2,120,000	2,115,048
Fidelity National Information Services Inc 1.450% due 06/05/17	1,635,000	1,627,410
Fiserv Inc 3.125% due 06/15/16	1,435,000	1,474,158
6.800% due 11/20/17	4,645,000	5,263,747
Hewlett-Packard Co 2.350% due 03/15/15	2,910,000	2,919,292
Juniper Networks Inc 3.100% due 03/15/16	740,000	754,989
Keysight Technologies Inc 3.300% due 10/30/19 ~	9,425,000	9,374,162

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Oracle Corp 0.811% due 01/15/19 §	$8,650,000	$8,720,506
Tencent Holdings Ltd (Cayman) 2.000% due 05/02/17 ~	3,070,000	3,065,060
Xerox Corp 2.950% due 03/15/17	800,000	822,491

		45,078,285

Materials - 1.6%

Anglo American Capital PLC (United Kingdom) 1.181% due 04/15/16 § ~	2,350,000	2,353,109
Eastman Chemical Co 2.400% due 06/01/17	3,870,000	3,932,949
Goldcorp Inc (Canada) 2.125% due 03/15/18	4,925,000	4,871,421
International Paper Co 5.300% due 04/01/15	1,663,000	1,680,693
INVISTA Finance LLC 4.250% due 10/15/19 ~	2,260,000	2,271,300
Martin Marietta Materials Inc 1.357% due 06/30/17 §	3,025,000	3,060,020
Rock-Tenn Co 3.500% due 03/01/20	5,145,000	5,227,191
The Dow Chemical Co 2.500% due 02/15/16	9,250,000	9,416,278
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	2,085,000	2,226,032

		35,038,993

Telecommunication Services - 2.4%

America Movil SAB de CV (Mexico) 2.375% due 09/08/16	3,640,000	3,695,237
3.625% due 03/30/15	2,500,000	2,517,300
CC Holdings GS V LLC 2.381% due 12/15/17	9,230,000	9,319,143
GTP Acquisition Partners I LLC 2.364% due 05/15/43 ~	3,080,000	3,060,328
4.347% due 06/15/41 ~	2,485,000	2,533,593
SBA Tower Trust 2.240% due 04/15/43 ~	3,520,000	3,493,942
2.933% due 12/15/42 ~	10,900,000	11,047,493
3.598% due 04/15/43 ~	2,775,000	2,788,618
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	4,535,000	4,773,088
Verizon Communications Inc 1.350% due 06/09/17	3,635,000	3,621,692
2.625% due 02/21/20 ~	6,498,000	6,431,357

		53,281,791

Utilities - 1.6%

Commonwealth Edison Co 1.950% due 09/01/16	1,605,000	1,631,502
Dominion Resources Inc 1.950% due 08/15/16	2,165,000	2,189,672
Duke Energy Corp 1.625% due 08/15/17	2,775,000	2,778,813
2.150% due 11/15/16	6,350,000	6,472,092
Georgia Power Co 0.561% due 03/15/16 §	2,445,000	2,443,230
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	4,240,000	4,306,716
Mississippi Power Co 2.350% due 10/15/16	1,430,000	1,461,547
Monongahela Power Co 5.700% due 03/15/17 ~	580,000	628,926
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	2,315,000	2,319,581
PPL Capital Funding Inc 1.900% due 06/01/18	1,500,000	1,498,814

	Principal Amount	Value
PSEG Power LLC 2.750% due 09/15/16	$1,755,000	$1,799,786
The Southern Co 1.950% due 09/01/16	1,995,000	2,025,605
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17 ~	5,745,000	5,744,823

		35,301,107

Total Corporate Bonds & Notes (Cost $1,064,884,556)		1,065,650,042

MORTGAGE-BACKED SECURITIES - 21.9%

Collateralized Mortgage Obligations - Commercial - 7.6%

Banc of America Commercial Mortgage Trust 5.372% due 09/10/45 " §	2,620,000	2,687,688
5.448% due 09/10/47 "	255,000	267,443
5.821% due 02/10/51 " §	210,000	228,715
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	2,070,000	2,086,448
Bear Stearns Commercial Mortgage Securities Trust 4.674% due 06/11/41 "	352,867	354,570
5.116% due 02/11/41 " §	1,365,006	1,365,083
Citigroup Commercial Mortgage Trust 1.199% due 03/10/47 "	2,680,179	2,663,739
1.242% due 05/10/47 "	2,465,418	2,453,721
1.378% due 09/10/46 "	2,843,701	2,845,741
1.392% due 07/10/47 "	1,777,721	1,771,612
1.485% due 10/10/47 "	725,191	722,868
Commercial Mortgage Pass-Through Certificates 1.445% due 12/10/47 "	2,865,000	2,855,742
Commercial Mortgage Trust 1.004% due 02/13/32 " § ~	1,720,000	1,715,633
1.218% due 02/10/47 "	7,021,980	6,982,204
1.259% due 04/10/47 "	3,771,760	3,748,869
1.275% due 05/10/47 "	1,759,324	1,752,041
1.298% due 03/10/47 "	3,434,595	3,425,649
1.309% due 08/10/47 "	1,636,766	1,630,947
1.324% due 11/10/47 "	2,010,749	1,998,645
1.373% due 09/10/47 "	4,446,323	4,440,318
1.381% due 10/10/47 "	2,367,655	2,368,669
1.415% due 08/10/47 "	3,431,069	3,419,302
1.442% due 07/15/47 "	2,540,545	2,528,654
1.494% due 12/10/47 "	872,945	872,839
5.167% due 06/10/44 " §	1,555,000	1,579,863
5.819% due 07/10/38 " §	2,325,735	2,432,652
Credit Suisse Mortgage Trust 0.955% due 04/15/27 " § ~	860,000	859,024
DBUBS Mortgage Trust 2.238% due 08/10/44 "	721,877	727,977
Freddie Mac Multifamily Structured Pass-Through Certificates 1.369% due 05/25/19 "	7,949,675	7,957,020
1.426% due 08/25/17 "	7,240,000	7,284,001
GS Mortgage Securities Trust 1.290% due 06/10/47 "	1,868,855	1,861,655
1.343% due 04/10/47 "	1,124,374	1,120,213
1.509% due 09/10/47 "	3,696,539	3,697,357
5.553% due 04/10/38 " §	1,655,000	1,699,305
JP Morgan Chase Commercial Mortgage Securities Trust 1.031% due 05/15/45 "	150,830	151,031
1.268% due 07/15/47 "	2,294,673	2,287,320
5.481% due 12/12/44 " §	2,175,692	2,226,069
5.698% due 02/12/49 " §	4,010,000	4,308,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust 1.085% due 07/15/45 "	$1,393,585	$1,391,467
1.266% due 04/15/47 "	2,088,535	2,083,068
1.322% due 08/15/47 "	1,963,008	1,957,194
1.451% due 09/15/47 "	2,118,491	2,116,044
1.539% due 11/15/47 "	656,841	655,245
1.596% due 01/15/48 "	6,850,000	6,835,687
1.650% due 09/15/47 "	1,723,409	1,726,720
LB-UBS Commercial Mortgage Trust 5.197% due 11/15/30 " §	1,167,989	1,182,292
Merrill Lynch Mortgage Trust 5.782% due 08/12/43 " §	1,500,000	1,591,561
Morgan Stanley Bank of America Merrill Lynch Trust 1.250% due 02/15/47 "	1,867,634	1,857,864
1.294% due 06/15/47 "	1,334,637	1,325,276
1.313% due 10/15/46 "	2,684,560	2,700,441
1.551% due 08/15/47 "	3,943,218	3,936,577
1.573% due 12/15/47 "	4,995,000	4,993,894
1.686% due 10/15/47 "	1,999,485	2,004,460
Morgan Stanley Capital I Trust 1.480% due 06/15/44 " ~	40,335	40,326
5.731% due 07/12/44 " §	9,939,092	10,441,002
Wells Fargo Commercial Mortgage Trust 1.437% due 12/15/47 "	6,235,000	6,220,657
WFRBS Commercial Mortgage Trust 1.154% due 12/15/46 "	1,743,455	1,745,992
1.193% due 03/15/47 "	3,931,216	3,919,204
1.233% due 03/15/47 "	3,148,274	3,140,198
1.283% due 05/15/47 "	3,373,835	3,367,028
1.390% due 11/15/47 "	623,251	620,050
1.413% due 08/15/47 "	4,472,617	4,468,907
1.479% due 09/15/57 "	2,491,672	2,490,024
1.607% due 06/15/44 " ~	599,090	600,494
1.663% due 10/15/57 "	1,381,458	1,384,239

		168,174,804

Collateralized Mortgage Obligations - Residential - 4.7%

Bear Stearns Adjustable Rate Mortgage Trust 2.314% due 04/25/34 " §	254,187	252,971
3.013% due 11/25/34 " §	936,898	941,294
Bear Stearns ALT-A Trust 0.810% due 04/25/34 " §	508,039	496,828
Chase Mortgage Finance Trust 2.431% due 02/25/37 " §	728,046	729,874
2.474% due 02/25/37 " §	310,166	308,728
2.535% due 02/25/37 " §	2,095,530	2,072,408
2.541% due 02/25/37 " §	1,733,200	1,712,143
2.543% due 02/25/37 " §	870,094	838,257
Countrywide Home Loan Mortgage Pass-Through Trust 2.418% due 11/20/34 " §	461,199	444,913
Fannie Mae 5.000% due 08/25/19 "	3,267,658	3,410,873
Fannie Mae Connecticut Avenue Securities 2.105% due 11/25/24 " §	2,919,879	2,923,961
2.255% due 11/25/24 " §	1,518,369	1,524,086
Fosse Master Issuer PLC (United Kingdom) 1.632% due 10/18/54 " § ~	2,857,619	2,880,129
Freddie Mac 0.611% due 05/15/36 - 09/15/42 " §	27,937,828	28,095,389
7.000% due 09/15/30 "	672,550	753,642
Freddie Mac Structured Agency Credit Risk Debt 1.620% due 09/25/24 " §	3,734,997	3,729,789
1.820% due 10/25/24 " §	2,797,395	2,798,345
HarborView Mortgage Loan Trust 0.506% due 06/20/35 " §	744,498	715,802

	Principal Amount	Value
JPMorgan Mortgage Trust 2.489% due 07/25/35 " §	$293,825	$296,340
2.552% due 07/25/35 " §	1,232,671	1,251,019
2.576% due 07/25/35 " §	1,211,373	1,234,488
Lanark Master Issuer PLC (United Kingdom) 0.733% due 12/22/54 " § ~	4,900,636	4,907,201
MASTR Adjustable Rate Mortgages Trust 1.673% due 09/25/34 " §	814,133	754,531
Merrill Lynch Mortgage Investors Trust 2.510% due 12/25/35 " §	5,582,000	5,425,757
Sequoia Mortgage Trust 0.653% due 11/20/34 " §	695,310	673,013
Silverstone Master Issuer PLC (United Kingdom) 1.781% due 01/21/55 " § ~	14,655,000	14,714,822
Structured Adjustable Rate Mortgage Loan Trust 2.394% due 06/25/34 " §	2,446,913	2,497,225
2.430% due 05/25/34 " §	687,496	690,266
2.491% due 11/25/34 " §	1,551,090	1,562,379
Structured Asset Securities Corp Mortgage Pass-Through Certificates 2.446% due 07/25/33 " §	371,968	369,382
WaMu Mortgage Pass-Through Certificates Trust 0.460% due 07/25/45 " §	2,788,605	2,625,134
0.490% due 08/25/45 " §	1,787,686	1,712,658
2.370% due 06/25/34 " §	580,175	586,942
2.391% due 09/25/35 " §	9,000,000	8,697,902
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 7.000% due 03/25/34 "	431,302	458,316
Wells Fargo Mortgage-Backed Securities Trust 2.589% due 08/25/33 " §	1,203,046	1,230,561

		104,317,368

Fannie Mae - 7.4%

1.933% due 01/01/35 " §	29,437	31,022
1.941% due 05/01/35 " §	3,215,496	3,430,082
2.023% due 05/01/35 " §	588,338	619,422
2.111% due 03/01/35 " §	711,180	759,409
2.177% due 01/01/35 " §	902,576	959,926
2.193% due 04/01/34 " §	1,873,651	2,004,781
2.198% due 10/01/34 " §	777,407	828,998
2.205% due 04/01/33 " §	238,221	253,702
2.216% due 12/01/33 " §	1,604,650	1,702,724
2.233% due 02/01/33 " §	145,678	155,314
2.250% due 05/01/33 " §	49,614	49,866
2.275% due 12/01/33 " §	871,257	928,451
2.300% due 06/01/35 " §	1,161,243	1,253,451
2.310% due 07/01/35 - 11/01/35 " §	2,061,657	2,218,166
2.335% due 04/01/35 " §	362,063	378,312
2.340% due 02/01/33 - 01/01/34 " §	2,042,749	2,174,512
2.375% due 02/01/34 " §	1,170,676	1,258,553
2.377% due 06/01/33 " §	1,271,431	1,359,943
2.383% due 06/01/35 " §	771,317	825,878
2.414% due 07/01/35 " §	1,306,577	1,405,861
2.425% due 05/01/33 - 08/01/33 " §	2,903,366	3,131,209
3.500% due 12/01/25 - 11/01/44 "	40,550,668	42,758,840
4.000% due 07/01/25 - 10/01/41 "	16,895,342	18,066,100
4.500% due 05/01/25 - 01/01/45 "	31,939,173	34,569,205
5.000% due 07/01/24 - 07/01/35 "	5,540,605	6,086,486
5.500% due 01/01/18 - 12/01/39 "	28,275,477	31,499,639
6.000% due 01/01/18 - 03/01/37 "	1,873,212	2,029,267
6.500% due 05/01/33 "	1,156,074	1,374,552
7.000% due 05/01/33 - 06/01/33 "	343,546	376,074

		162,489,745

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Freddie Mac - 1.3%

2.116% due 02/01/35 " §	$504,168	$533,921
2.341% due 09/01/35 " §	1,928,129	2,052,177
2.350% due 03/01/35 " §	647,442	686,337
2.375% due 08/01/35 " §	1,957,476	2,090,729
2.421% due 03/01/35 " §	568,415	607,669
4.000% due 08/01/26 "	14,510,735	15,538,399
5.500% due 03/01/18 - 06/01/41 "	2,466,998	2,731,491
6.000% due 04/01/33 "	3,039,277	3,482,163

		27,722,886

Government National Mortgage Association - 0.9%

1.625% due 09/20/34 - 01/20/35 " §	3,604,753	3,760,132
3.000% due 10/20/44 - 11/20/44 " §	3,751,153	3,900,052
3.500% due 03/20/43 "	5,601,324	5,899,223
5.000% due 12/20/34 - 02/20/40 "	1,286,069	1,426,335
5.500% due 07/15/20 "	636,135	672,771
6.000% due 01/15/22 - 07/15/36 "	3,307,004	3,654,014

		19,312,527

Total Mortgage-Backed Securities (Cost $479,760,769)		482,017,330

ASSET-BACKED SECURITIES - 16.5%

Ally Auto Receivables Trust 0.750% due 02/21/17 "	3,700,000	3,694,417
3.150% due 10/15/18 " ~	1,345,000	1,377,795
Ally Master Owner Trust 1.000% due 02/15/18 "	3,710,000	3,715,318
American Express Credit Account Master Trust 0.990% due 03/15/18 "	4,800,000	4,810,541
1.260% due 01/15/20 "	4,350,000	4,342,955
1.290% due 03/15/18 " ~	5,485,000	5,499,809
AmeriCredit Automobile Receivables Trust 0.960% due 01/09/17 "	1,155,352	1,155,836
1.600% due 07/08/19 "	2,930,000	2,915,593
1.730% due 02/08/17 "	1,158,204	1,160,098
ARI Fleet Lease Trust 0.810% due 11/15/22 " ~	4,555,000	4,552,718
Bank of America Auto Trust 0.780% due 06/15/16 "	733,631	733,745
BMW Vehicle Lease Trust 0.540% due 09/21/15 "	2,470,732	2,471,213
BMW Vehicle Owner Trust 1.500% due 02/25/21 "	2,875,000	2,867,295
Capital Auto Receivables Asset Trust 0.790% due 06/20/17 "	5,930,000	5,935,853
1.090% due 03/20/18 "	3,170,000	3,170,601
1.260% due 05/21/18 "	6,230,000	6,245,584
1.320% due 06/20/18 "	3,000,000	3,012,266
1.480% due 11/20/18 "	3,040,000	3,039,225
2.220% due 01/22/19 "	870,000	878,643
CarMax Auto Owner Trust 0.840% due 03/15/17 "	3,011,789	3,015,593
1.250% due 11/15/19 "	2,395,000	2,390,289
1.690% due 08/15/19 "	435,000	431,564
1.810% due 07/15/20 "	1,450,000	1,449,091
1.930% due 11/15/19 "	620,000	615,816
CCG Receivables Trust 1.060% due 11/15/21 " ~	2,535,000	2,532,404
Chase Issuance Trust 1.010% due 10/15/18 "	4,690,000	4,691,168
Citibank Credit Card Issuance Trust 1.020% due 02/22/19 "	11,265,000	11,230,326
CNH Equipment Trust 0.690% due 06/15/18 "	5,918,229	5,917,871
0.860% due 09/15/17 "	2,843,611	2,845,970
0.910% due 05/15/19 "	7,845,000	7,824,489

	Principal Amount	Value
0.940% due 05/15/17 "	$550,333	$550,459
1.050% due 11/15/19 "	5,095,000	5,072,513
CNH Wholesale Master Note Trust 0.761% due 08/15/19 " § ~	2,680,000	2,687,028
Diamond Resorts Owner Trust 2.270% due 05/20/26 " ~	2,213,865	2,228,769
2.540% due 05/20/27 " ~	3,691,275	3,682,776
Discover Card Execution Note Trust 0.860% due 11/15/17 "	13,175,000	13,195,632
1.390% due 04/15/20 "	6,065,000	6,056,937
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 " ~	1,978,541	1,966,201
Enterprise Fleet Financing LLC 0.680% due 09/20/18 " ~	2,754,152	2,753,865
0.870% due 09/20/19 " ~	2,316,159	2,315,843
1.050% due 03/20/20 " ~	10,265,000	10,257,486
1.060% due 03/20/19 " ~	1,844,946	1,848,773
Exeter Automobile Receivables Trust 1.060% due 08/15/18 " ~	714,560	713,573
Ford Credit Auto Lease Trust 1.100% due 11/15/17 "	2,505,000	2,510,228
1.230% due 11/15/16 "	2,800,000	2,794,086
1.510% due 08/15/17 "	1,915,000	1,920,033
Ford Credit Auto Owner Trust 0.580% due 12/15/16 "	1,038,387	1,038,654
0.670% due 04/15/18 "	2,855,000	2,851,932
1.060% due 05/15/19 "	4,620,000	4,610,192
Ford Credit Floorplan Master Owner Trust 1.400% due 08/15/19 "	6,760,000	6,753,206
4.200% due 02/15/17 " ~	4,425,000	4,444,251
4.990% due 02/15/17 " ~	3,165,000	3,189,467
GE Dealer Floorplan Master Note Trust 0.545% due 07/20/19 " §	10,700,000	10,696,153
0.565% due 04/20/18 " §	11,260,000	11,248,881
0.615% due 10/20/19 " §	6,980,000	6,987,629
GE Equipment Small Ticket LLC 0.950% due 09/25/17 " ~	6,535,000	6,524,629
1.040% due 09/21/15 " ~	61,262	61,283
GE Equipment Transportation LLC 1.480% due 08/23/22 "	1,680,000	1,679,777
GreatAmerica Leasing Receivables 0.890% due 07/15/17 " ~	3,870,000	3,869,183
Hilton Grand Vacations Trust 1.770% due 11/25/26 " ~	2,693,689	2,668,118
Honda Auto Receivables Owner Trust 0.560% due 05/15/16 "	4,573,697	4,574,893
0.990% due 09/17/18 "	3,450,000	3,442,572
1.040% due 02/18/20 "	725,000	725,517
1.130% due 09/16/19 "	1,460,000	1,464,006
Huntington Auto Trust 0.810% due 09/15/16 "	971,022	971,714
Hyundai Auto Lease Securitization Trust 1.260% due 09/17/18 " ~	3,015,000	3,014,326
Hyundai Auto Receivables Trust 0.750% due 09/17/18 "	4,845,000	4,838,014
1.650% due 02/15/17 "	459,145	459,530
Kubota Credit Owner Trust 0.580% due 02/15/17 " ~	2,440,000	2,439,529
Mercedes-Benz Auto Lease Trust 0.620% due 07/15/16 "	2,865,000	2,866,465
MMAF Equipment Finance LLC 0.870% due 01/08/19 " ~	7,900,000	7,872,998
Motor PLC (United Kingdom) 0.650% due 08/25/21 " § ~	2,640,624	2,642,039
MVW Owner Trust 2.150% due 04/22/30 " ~	769,171	769,938
2.250% due 09/20/31 " ~	2,412,059	2,396,590
Navistar Financial Dealer Note Master Trust 0.840% due 01/25/18 " § ~	6,150,000	6,151,298
0.850% due 09/25/18 " § ~	3,515,000	3,519,148

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Nissan Auto Receivables Owner Trust 1.110% due 05/15/19 "	$4,215,000	$4,207,794
Nissan Master Owner Trust Receivables 0.631% due 05/15/17 " §	11,635,000	11,645,477
Sierra Timeshare Receivables Funding LLC 1.590% due 11/20/29 " ~	1,032,111	1,029,921
2.050% due 06/20/31 " ~	2,215,959	2,226,397
2.070% due 03/20/30 " ~	2,967,224	2,951,795
2.200% due 10/20/30 " ~	1,698,856	1,690,035
2.300% due 10/20/31 " ~	2,886,480	2,871,296
SMART Trust (Australia) 0.840% due 09/14/16 "	2,370,712	2,374,095
0.950% due 02/14/18 "	5,370,000	5,349,824
0.970% due 03/14/17 "	1,940,333	1,936,646
1.180% due 02/14/19 "	940,000	927,686
1.590% due 10/14/16 " ~	4,167,792	4,178,779
Synchrony Credit Card Master Note Trust 0.641% due 05/15/19 " §	2,840,000	2,845,363
1.030% due 01/15/18 "	4,300,000	4,300,877
1.610% due 11/15/20 "	6,505,000	6,486,744
1.690% due 03/15/21 "	4,340,000	4,307,649
5.750% due 03/15/18 " ~	2,035,000	2,056,180
Toyota Auto Receivables Owner Trust 1.440% due 04/15/20 "	1,830,000	1,831,441
Volkswagen Auto Loan Enhanced Trust 0.910% due 10/22/18 "	735,000	731,848
1.390% due 05/20/21 "	5,895,000	5,848,680
Volkswagen Credit Auto Master Trust 1.400% due 07/22/19 " ~	4,130,000	4,128,687
Volvo Financial Equipment LLC 0.820% due 04/16/18 " ~	2,470,000	2,466,247
Wheels SPV LLC 0.840% due 03/20/23 " ~	2,850,000	2,850,941
1.190% due 03/20/21 " ~	286,144	286,342
World Omni Automobile Lease Securitization Trust 1.060% due 11/15/17 "	765,569	765,966
1.370% due 01/15/20 "	1,965,000	1,968,142

Total Asset-Backed Securities (Cost $362,622,900)		362,115,072

U.S. GOVERNMENT AGENCY ISSUES - 3.1%

Fannie Mae 0.375% due 07/05/16	9,270,000	9,248,763
0.625% due 08/26/16	23,110,000	23,116,979
Federal Home Loan Bank 0.625% due 12/28/16	4,580,000	4,571,005
Freddie Mac 0.875% due 10/14/16	30,615,000	30,745,879

Total U.S. Government Agency Issues (Cost $67,551,863)		67,682,626

U.S. TREASURY OBLIGATIONS - 6.0%

U.S. Treasury Inflation Protected Securities - 3.5%

0.125% due 04/15/17 ^	43,767,346	43,816,934
0.500% due 04/15/15 ^ ‡	15,619,204	15,419,090
1.875% due 07/15/15 ^	17,994,150	18,054,592

		77,290,616

U.S. Treasury Notes - 2.5%

0.875% due 11/15/17	23,260,000	23,140,979
1.000% due 09/15/17	32,405,000	32,415,110

		55,556,089

Total U.S. Treasury Obligations (Cost $134,508,942)		132,846,705

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 1.6%

Iceland Government International (Iceland) 4.875% due 06/16/16 ~	$9,600,000	$10,061,251
Mexican Bonos (Mexico) 7.750% due 12/14/17	MXN 351,340,000	26,066,660

Total Foreign Government Bonds & Notes (Cost $35,969,114)		36,127,911

MUNICIPAL BONDS - 0.4%

State Board of Administration Finance Corp FL ‘A’ 1.298% due 07/01/16	$6,475,000	6,519,548
University of California 0.655% due 07/01/41 §	1,915,000	1,918,658

Total Municipal Bonds (Cost $8,390,000)		8,438,206

SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $60,054,185; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $61,259,775)	60,054,185	60,054,185

Total Short-Term Investment (Cost $60,054,185)		60,054,185

TOTAL INVESTMENTS - 100.6% (Cost $2,213,742,329)		2,214,932,077

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(12,389,761)

NET ASSETS - 100.0%		$2,202,542,316

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	48.4%
Mortgage-Backed Securities	21.9%
Asset-Backed Securities	16.5%
U.S. Treasury Obligations	6.0%
U.S. Government Agency Issues	3.1%
Others (each less than 3.0%)	4.7%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2014, an investment with a value of $113,527 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Depreciation
U.S. Treasury 5-Year Notes (03/15)	125	($3,847)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Depreciation
MXN	363,210,000	USD	24,847,104	03/15	CIB	($329,820)
USD	24,453,646	MXN	363,210,000	03/15	BRC	(63,638)

Total Forward Foreign Currency Contracts						($393,458)

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,065,650,042	$-	$1,065,650,042	$-
	Mortgage-Backed Securities	482,017,330	-	482,017,330	-
	Asset-Backed Securities	362,115,072	-	362,115,072	-
	U.S. Government Agency Issues	67,682,626	-	67,682,626	-
	U.S. Treasury Obligations	132,846,705	-	132,846,705	-
	Foreign Government Bonds & Notes	36,127,911	-	36,127,911	-
	Municipal Bonds	8,438,206	-	8,438,206	-
	Short-Term Investment	60,054,185	-	60,054,185	-

	Total Assets	2,214,932,077	-	2,214,932,077	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(393,458)	-	(393,458)	-
	Interest Rate Contracts
	Futures	(3,847)	(3,847)	-	-

	Total Liabilities - Derivatives	(397,305)	(3,847)	(393,458)	-

	Total Liabilities	(397,305)	(3,847)	(393,458)	-

	Total	$2,214,534,772	($3,847)	$2,214,538,619	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 27.8%

Azerbaijan - 0.4%

State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	$2,297,000	$2,239,724
5.450% due 02/09/17 ~	1,941,000	2,004,083

		4,243,807

Bangladesh - 0.2%

Banglalink Digital Communications Ltd 8.625% due 05/06/19 ~	2,025,000	2,019,937

Barbados - 0.3%

Columbus International Inc 7.375% due 03/30/21 ~	3,645,000	3,804,469

Bermuda - 1.4%

Digicel Group Ltd
7.125% due 04/01/22 ~	2,290,000	2,135,425
8.250% due 09/30/20 ~	10,085,000	9,832,875
Digicel Ltd 6.000% due 04/15/21 ~	3,745,000	3,510,937
Ooredoo International Finance Ltd
4.500% due 01/31/43 ~	385,000	378,744
7.875% due 06/10/19 ~	639,000	780,769

		16,638,750

Brazil - 0.2%

Banco Votorantim SA 6.250% due 05/16/16 ^ ~	BRL 2,800,000	1,234,704
Cia Energetica de Sao Paulo 9.750% due 01/15/15 ^ ~	696,081	262,011
Itau Unibanco Holding SA 10.500% due 11/23/15 ~	1,074,000	394,942
Oi SA 9.750% due 09/15/16 ~	2,000,000	684,644

		2,576,301

Canada - 0.6%

Pacific Rubiales Energy Corp
5.125% due 03/28/23 ~	$1,140,000	903,450
5.375% due 01/26/19 ~	785,000	678,240
5.625% due 01/19/25 ~	4,691,000	3,612,070
7.250% due 12/12/21 ~	2,350,000	2,056,250

		7,250,010

Cayman - 4.3%

21Vianet Group Inc 6.875% due 06/26/17 ~	CNY 3,500,000	554,150
Agile Property Holdings Ltd
8.875% due 04/28/17 ~	$792,000	772,200
9.875% due 03/20/17 ~	860,000	851,400
Amber Circle Funding Ltd 3.250% due 12/04/22 ~	3,710,000	3,650,187
Central China Real Estate Ltd
6.500% due 06/04/18 ~	1,100,000	1,008,557
8.000% due 01/28/20 ~	982,000	900,311
China Hongqiao Group Ltd 7.625% due 06/26/17 ~	1,345,000	1,350,618
China SCE Property Holdings Ltd
10.500% due 01/14/16 ~	CNY 4,900,000	788,739
11.500% due 11/14/17 ~	$2,860,000	2,931,500
China Shanshui Cement Group Ltd 10.500% due 04/27/17 ~	475,000	496,779
CIFI Holdings Group Co Ltd
8.875% due 01/27/19 ~	760,000	760,091
12.250% due 04/15/18 ~	1,960,000	2,141,300

	Principal Amount	Value
Comcel Trust 6.875% due 02/06/24 ~	$2,860,000	$3,003,000
Country Garden Holdings Co Ltd
7.250% due 04/04/21 ~	805,000	766,360
7.500% due 01/10/23 ~	2,246,000	2,133,700
Dubai Holding Commercial Operations MTN Ltd 6.000% due 02/01/17	GBP 3,550,000	5,628,755
EP PetroEcuador via Noble Sovereign Funding I Ltd 5.885% due 09/24/19 § ~	$3,210,000	2,792,700
Jafz Sukuk Ltd 7.000% due 06/19/19 ~	1,928,000	2,197,920
Kaisa Group Holdings Ltd
8.875% due 03/19/18 ~	1,520,000	1,022,200
9.000% due 06/06/19 ~	715,000	456,213
10.250% due 01/08/20 ~	1,320,000	831,600
KWG Property Holding Ltd
8.975% due 01/14/19 ~	1,560,000	1,490,424
13.250% due 03/22/17 ~	600,000	644,280
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	1,685,000	1,718,700
MIE Holdings Corp
6.875% due 02/06/18 ~	400,000	325,000
7.500% due 04/25/19 ~	1,080,000	818,100
Nile Finance Ltd 5.250% due 08/05/15 ~	1,420,000	1,448,166
Shimao Property Holdings Ltd 6.625% due 01/14/20 ~	1,405,000	1,377,602
Sukuk Funding No 3 Ltd 4.348% due 12/03/18 ~	2,065,000	2,158,270
Sunac China Holdings Ltd 9.375% due 04/05/18 ~	2,645,000	2,704,512
Times Property Holdings Ltd 12.625% due 03/21/19 ~	1,455,000	1,497,853
Yuzhou Properties Co Ltd
8.625% due 01/24/19 ~	2,165,000	2,107,584
8.750% due 10/04/18 ~	735,000	725,813

		52,054,584

Chile - 0.7%

Banco del Estado de Chile
3.875% due 02/08/22 ~	500,000	505,531
4.125% due 10/07/20 ~	745,000	782,321
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	1,580,000	1,621,069
3.875% due 11/03/21 ~	1,500,000	1,545,121
4.875% due 11/04/44 ~	1,778,000	1,812,982
Empresa Nacional del Petroleo SA
5.250% due 08/10/20 ~	700,000	740,585
6.250% due 07/08/19 ~	1,275,000	1,412,120

		8,419,729

Colombia - 0.5%

Colombia Telecomunicaciones SA ESP 5.375% due 09/27/22 ~	2,305,000	2,253,137
Ecopetrol SA 7.625% due 07/23/19	925,000	1,063,750
Emgesa SA ESP 8.750% due 01/25/21 ~	COP 1,358,000,000	619,429
Empresa de Telecomunicaciones de Bogota SA 7.000% due 01/17/23 ~	2,668,000,000	1,092,348
Empresas Publicas de Medellin ESP 8.375% due 02/01/21 ~	2,254,000,000	1,003,748

		6,032,412

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Costa Rica - 0.3%

Banco de Costa Rica 5.250% due 08/12/18 ~	$1,340,000	$1,353,400
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	1,160,000	1,159,188
Instituto Costarricense de Electricidad
6.375% due 05/15/43 ~	1,200,000	1,005,000
6.950% due 11/10/21 ~	200,000	208,772

		3,726,360

Georgia - 0.1%

Georgian Railway JSC 7.750% due 07/11/22 ~	1,650,000	1,731,675

Hong Kong - 0.4%

China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	1,480,000	1,477,444
Gemdale International Holding Ltd 9.150% due 07/26/15 ~	CNY 7,650,000	1,265,828
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	$1,580,000	1,696,996

		4,440,268

India - 0.2%

Export-Import Bank of India
4.000% due 08/07/17 ~	490,000	511,599
4.000% due 01/14/23 ~	1,380,000	1,387,273

		1,898,872

Indonesia - 0.3%

P.T. Berau Coal Energy Tbk 7.250% due 03/13/17 ~	2,160,000	1,009,800
P.T. Pertamina Persero 6.000% due 05/03/42 ~	1,799,000	1,760,771
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	1,199,000	1,255,953

		4,026,524

Ireland - 1.9%

Alfa Bank OJSC
7.500% due 09/26/19 ~	3,805,000	3,236,818
7.750% due 04/28/21 ~	1,395,000	1,191,045
8.625% due 04/26/16 ~	RUB 28,900,000	405,552
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	$2,550,000	1,096,500
Credit Bank of Moscow 7.700% due 02/01/18 ~	2,998,000	2,248,500
Metalloinvest Finance Ltd 5.625% due 04/17/20 ~	867,000	662,232
Rosneft Oil Co 4.199% due 03/06/22 ~	2,744,000	2,013,410
VEB-Leasing 5.125% due 05/27/16 ~	1,313,000	1,194,830
Vimpel Communications 7.748% due 02/02/21 ~	3,135,000	2,667,885
Vnesheconombank
5.450% due 11/22/17 ~	1,200,000	1,057,800
5.942% due 11/21/23 ~	890,000	696,425
6.025% due 07/05/22 ~	677,000	518,108
6.800% due 11/22/25 ~	3,914,000	3,111,630
6.902% due 07/09/20 ~	3,996,000	3,217,699

		23,318,434

	Principal Amount	Value
Kazakhstan - 2.2%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	$3,047,000	$2,574,715
Kazkommertsbank JSC
6.875% due 02/13/17	EUR 2,315,000	2,437,102
7.500% due 11/29/16 ~	$2,380,000	2,144,380
8.000% due 11/03/15 ~	1,820,000	1,782,326
8.500% due 05/11/18 ~	1,555,000	1,319,604
KazMunayGas National Co JSC
4.400% due 04/30/23 ~	2,990,000	2,664,090
5.750% due 04/30/43 ~	3,649,000	3,083,405
6.000% due 11/07/44 ~	600,000	510,450
6.375% due 04/09/21 ~	1,140,000	1,158,525
7.000% due 05/05/20 ~	3,733,000	3,898,185
9.125% due 07/02/18 ~	1,830,000	2,008,974
11.750% due 01/23/15 ~	856,000	858,825
Zhaikmunai LLP 7.125% due 11/13/19 ~	2,890,000	2,537,709

		26,978,290

Luxembourg - 2.4%

Cosan Luxembourg SA 9.500% due 03/14/18 ~	BRL 3,300,000	1,108,607
Gazprom Neft OAO
4.375% due 09/19/22 ~	$2,313,000	1,700,055
6.000% due 11/27/23 ~	1,930,000	1,544,000
Gazprom OAO
4.300% due 11/12/15 ~	1,300,000	1,269,938
4.950% due 02/06/28 ~	1,390,000	1,063,350
8.625% due 04/28/34 ~	875,000	881,563
MHP SA
8.250% due 04/02/20 ~	6,075,000	4,191,750
10.250% due 04/29/15 ~	2,502,000	2,376,900
Millicom International Cellular SA
4.750% due 05/22/20 ~	770,000	729,575
6.625% due 10/15/21 ~	1,915,000	2,001,175
Minerva Luxembourg SA 12.250% due 02/10/22 ~	3,550,000	4,103,800
Puma International Financing SA 6.750% due 02/01/21 ~	3,000,000	2,922,000
Sberbank of Russia
5.125% due 10/29/22 ~	1,520,000	1,186,603
5.250% due 05/23/23 ~	200,000	144,000
5.500% due 02/26/24 § ~	2,380,000	1,760,010
TMK OAO
6.750% due 04/03/20 ~	1,575,000	905,625
7.750% due 01/27/18 ~	2,045,000	1,319,352

		29,208,303

Malaysia - 0.4%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	1,080,000	1,191,002
Petronas Capital Ltd
5.250% due 08/12/19 ~	1,445,000	1,603,946
7.875% due 05/22/22 ~	620,000	804,643
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	1,455,000	1,610,103

		5,209,694

Mexico - 1.4%

Cemex SAB de CV
5.700% due 01/11/25 ~	575,000	559,188
5.875% due 03/25/19 ~	920,000	936,100
6.500% due 12/10/19 ~	1,925,000	1,976,975
7.250% due 01/15/21 ~	530,000	556,500
Comision Federal de Electricidad
4.875% due 05/26/21 ~	1,853,000	1,976,095
4.875% due 01/15/24 ~	1,540,000	1,613,150
5.750% due 02/14/42 ~	2,195,000	2,353,040

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Elementia SAB de CV 5.500% due 01/15/25 ~	$300,000	$288,750
Grupo Televisa SAB 7.250% due 05/14/43	MXN 20,000,000	1,167,638
Petroleos Mexicanos
5.500% due 06/27/44	$1,748,000	1,791,700
6.000% due 03/05/20	530,000	597,575
6.500% due 06/02/41	1,741,000	2,006,502
7.190% due 09/12/24 ~	MXN 15,590,000	1,054,778

		16,877,991

Netherlands - 3.2%

Ajecorp BV 6.500% due 05/14/22 ~	$1,035,000	877,163
FBN Finance Co BV
8.000% due 07/23/21 § ~	1,900,000	1,695,750
8.250% due 08/07/20 § ~	1,695,000	1,580,587
Hyva Global BV 8.625% due 03/24/16 ~	1,545,000	1,487,063
Indo Energy Finance II BV 6.375% due 01/24/23 ~	2,806,000	1,837,930
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/20 ~	618,000	611,820
6.950% due 07/10/42 ~	2,151,000	2,085,394
Majapahit Holding BV
7.750% due 10/17/16 ~	968,000	1,064,800
7.750% due 01/20/20 ~	990,000	1,150,875
8.000% due 08/07/19 ~	1,390,000	1,617,960
Marfrig Holding Europe BV
6.875% due 06/24/19 ~	1,080,000	1,007,100
8.375% due 05/09/18 ~	2,405,000	2,380,950
Metinvest BV
8.750% due 02/14/18 ~	6,400,000	3,616,000
10.500% due 11/28/17 ~	3,052,000	1,907,500
New World Resources NV 8.000% PIK due 04/07/20 ~	EUR 2,616,728	2,438,107
Nostrum Oil & Gas Finance BV 6.375% due 02/14/19 ~	$2,180,000	1,885,700
Polish Television Holding BV 11.000% PIK due 01/15/21 ~	EUR 1,520,000	2,183,221
VimpelCom Holdings BV
5.950% due 02/13/23 ~	$2,920,000	2,246,940
7.504% due 03/01/22 ~	3,655,000	3,015,375
9.000% due 02/13/18 ~	RUB 62,918,000	725,241
VTR Finance BV 6.875% due 01/15/24 ~	$3,745,000	3,829,262

		39,244,738

Nigeria - 0.2%

Access Bank PLC 9.250% due 06/24/21 § ~	2,270,000	2,099,750
Seven Energy Ltd 10.250% due 10/11/21 ~	800,000	744,000

		2,843,750

Paraguay - 0.1%

Telefonica Celular del Paraguay SA 6.750% due 12/13/22 ~	1,610,000	1,678,425

Peru - 0.1%

Union Andina de Cementos SA 5.875% due 10/30/21 ~	600,000	610,200

Philippines - 0.6%

Development Bank of the Philippines 5.500% due 03/25/21 ~	1,510,000	1,647,787
Petron Corp 7.000% due 11/10/17	PHP 18,000,000	414,414

	Principal Amount	Value
Power Sector Assets & Liabilities Management Corp
7.250% due 05/27/19 ~	$1,000,000	$1,198,750
7.390% due 12/02/24 ~	2,785,000	3,642,780

		6,903,731

Singapore - 0.2%

Berau Capital Resources PTE Ltd 12.500% due 07/08/15 ~	785,000	396,425
Golden Legacy PTE Ltd 9.000% due 04/24/19 ~	690,000	652,050
Yanlord Land Group Ltd 10.625% due 03/29/18 ~	710,000	756,150

		1,804,625

South Africa - 0.5%

Edcon Proprietary Ltd 9.500% due 03/01/18 ~	EUR 5,055,000	4,876,463
Transnet SOC Ltd 9.500% due 05/13/21 ~	ZAR 18,480,000	1,608,792

		6,485,255

Spain - 0.1%

CEMEX Espana SA 9.875% due 04/30/19 ~	$1,405,000	1,549,013

Sri Lanka - 0.1%

Bank of Ceylon 6.875% due 05/03/17 ~	1,250,000	1,320,313

Turkey - 0.1%

Akbank TAS 7.500% due 02/05/18 ~	TRY 900,000	354,803
Turkiye Garanti Bankasi AS 7.375% due 03/07/18 ~	2,365,000	910,878

		1,265,681

United Arab Emirates - 0.4%

Anka a Sukuk Ltd 10.000% due 08/25/16 ~	AED 6,970,000	2,096,854
Dolphin Energy Ltd 5.888% due 06/15/19 ~	$561,686	612,940
Dubai Electricity & Water Authority 7.375% due 10/21/20 ~	1,019,000	1,233,754
Emirates Airline 4.500% due 02/06/25 ~	1,200,000	1,209,000

		5,152,548

United Kingdom - 2.6%

Afren PLC 6.625% due 12/09/20 ~	850,000	493,000
Arcos Dorados Holdings Inc 10.250% due 07/13/16 ~	BRL 1,800,000	641,600
Ferrexpo Finance PLC 7.875% due 04/07/16 ~	$3,990,000	3,092,250
Franshion Development Ltd 6.750% due 04/15/21 ~	1,710,000	1,821,150
Genel Energy Finance PLC 7.500% due 05/14/19	1,600,000	1,368,000
Oschadbank
8.250% due 03/10/16 ~	2,270,000	1,316,600
8.875% due 03/20/18 ~	1,750,000	982,188
Sea Trucks Group Ltd 9.000% due 03/26/18 ~	6,010,000	4,357,250
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	2,520,000	2,668,269
6.300% due 11/12/40 ~	495,000	630,674
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	1,270,000	1,386,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Trillion Chance Ltd 8.500% due 01/10/19 ~	$2,175,000	$2,043,071
Tullow Oil PLC
6.000% due 11/01/20 ~	808,000	678,720
6.250% due 04/15/22 ~	800,000	680,000
Ukraine Railways 9.500% due 05/21/18 ~	645,000	341,850
Ukreximbank 8.750% due 01/22/18 ~	3,101,000	1,806,332
Vedanta Resources PLC
7.125% due 05/31/23 ~	2,095,000	1,937,980
8.250% due 06/07/21 ~	2,885,000	2,868,772
9.500% due 07/18/18 ~	1,559,000	1,683,720
Yingde Gases Investment Ltd 8.125% due 04/22/18 ~	1,525,000	1,407,087

		32,204,945

United States - 0.4%

Cemex Finance LLC 9.375% due 10/12/22 ~	4,585,000	5,135,200

Venezuela - 1.0%

Petroleos de Venezuela SA
5.000% due 10/28/15	4,298,617	3,266,949
5.125% due 10/28/16	2,032,085	1,082,085
5.250% due 04/12/17 ~	1,470,000	668,850
5.375% due 04/12/27 ~	1,142,000	405,696
8.500% due 11/02/17 ~	5,789,000	3,325,780
9.000% due 11/17/21 ~	650,206	287,716
9.750% due 05/17/35 ~	4,552,000	2,037,020
12.750% due 02/17/22 ~	1,062,000	568,170

		11,642,266

Vietnam - 0.0%

Vietnam Joint Stock Commercial Bank for Industry & Trade 8.000% due 05/17/17 ~	450,000	473,625

Total Corporate Bonds & Notes (Cost $380,018,310)		338,770,725

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Netherlands - 0.0%

New World Resources NV 4.000% PIK due 10/07/20 ~	EUR 1,003,079	570,475

Total Convertible Corporate Bonds & Notes (Cost $602,737)		570,475

SENIOR LOAN NOTES - 1.0%

United Arab Emirates - 1.0%

Dubai World
Term A1
1.000% due 09/30/15 §	$3,310,579	2,576,733
Term B1
1.250% due 09/30/18 §	13,149,567	10,234,742

		12,811,475

Total Senior Loan Notes (Cost $13,969,190)		12,811,475

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 53.3%

Argentina - 0.8%

Argentina Boden 7.000% due 10/03/15	$5,001,294	$4,875,706
Argentine Republic Government
2.500% due 12/31/38 Y	7,032,197	3,621,581
8.280% due 12/31/33 Y	476,192	416,668
8.750% due 06/02/17 Y	153,729	134,967

		9,048,922

Azerbaijan - 0.1%

Republic of Azerbaijan 4.750% due 03/18/24 ~	1,424,000	1,406,200

Belarus - 0.9%

Republic of Belarus
8.750% due 08/03/15 ~	5,231,000	4,952,187
8.950% due 01/26/18 ~	5,742,000	5,322,260

		10,274,447

Bolivia - 0.2%

Bolivian Government
4.875% due 10/29/22 ~	850,000	864,875
5.950% due 08/22/23 ~	1,380,000	1,459,350

		2,324,225

Brazil - 5.3%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/20 ~	280,000	290,122
5.750% due 09/26/23 ~	930,000	960,225
6.500% due 06/10/19 ~	2,308,000	2,458,020
Brazil Letras do Tesouro Nacional 12.799% due 01/01/17	BRL 40,162,000	11,851,779
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/23	59,312,000	19,841,383
10.000% due 01/01/25	41,403,000	13,642,306
Brazilian Government
2.625% due 01/05/23	$1,640,000	1,496,500
4.250% due 01/07/25	3,544,000	3,548,430
4.875% due 01/22/21	1,095,000	1,168,913
5.000% due 01/27/45	4,309,000	4,244,365
5.625% due 01/07/41	690,000	746,925
7.125% due 01/20/37	1,664,000	2,117,440
8.250% due 01/20/34	1,099,000	1,513,872
8.875% due 04/15/24	620,000	837,000
10.250% due 01/10/28	BRL 621,000	235,719

		64,952,999

Chile - 0.1%

Chile Government
3.250% due 09/14/21	$530,000	549,875
6.000% due 01/01/20 ~	CLP 485,000,000	900,195

		1,450,070

Colombia - 4.1%

Colombia Government
4.000% due 02/26/24	$1,260,000	1,291,500
4.375% due 03/21/23	COP 302,000,000	111,981
5.625% due 02/26/44	$4,113,000	4,647,690
6.125% due 01/18/41	4,893,000	5,896,065
7.375% due 09/18/37	2,298,000	3,113,790
7.750% due 04/14/21	COP 3,803,000,000	1,733,874
8.125% due 05/21/24	$2,475,000	3,297,938
9.850% due 06/28/27	COP 1,818,000,000	963,429
11.750% due 02/25/20	$2,060,000	2,932,410
12.000% due 10/22/15	COP 2,648,000,000	1,174,134

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Colombian TES
6.000% due 04/28/28	COP 15,077,500,000	$5,536,770
7.000% due 09/11/19	4,778,200,000	2,102,086
7.250% due 06/15/16	22,662,600,000	9,837,466
7.500% due 08/26/26	6,289,200,000	2,659,380
8.000% due 10/28/15	4,261,900,000	1,840,875
10.000% due 07/24/24	5,502,700,000	2,766,053

		49,905,441

Costa Rica - 0.2%

Costa Rica Government
4.250% due 01/26/23 ~	$1,661,000	1,528,120
4.375% due 04/30/25 ~	600,000	532,500
5.625% due 04/30/43 ~	400,000	333,000

		2,393,620

Croatia - 0.9%

Croatia Government
6.250% due 04/27/17 ~	1,463,000	1,555,418
6.375% due 03/24/21 ~	3,444,000	3,779,790
6.625% due 07/14/20 ~	3,215,000	3,538,493
6.750% due 11/05/19 ~	1,800,000	1,980,000

		10,853,701

Dominican Republic - 0.8%

Dominican Republic
5.875% due 04/18/24 ~	3,489,000	3,576,225
6.600% due 01/28/24 ~	1,575,000	1,681,313
7.450% due 04/30/44 ~	1,630,000	1,790,408
7.500% due 05/06/21 ~	2,805,000	3,089,511

		10,137,457

Ecuador - 0.5%

Ecuador Government
7.950% due 06/20/24 ~	4,930,000	4,239,800
9.375% due 12/15/15 ~	1,448,000	1,419,040

		5,658,840

Egypt - 0.3%

Egypt Government
5.750% due 04/29/20 ~	2,442,000	2,564,100
6.875% due 04/30/40 ~	570,000	588,525

		3,152,625

El Salvador - 0.5%

El Salvador Government
5.875% due 01/30/25 ~	1,600,000	1,564,000
6.375% due 01/18/27 ~	465,000	468,488
7.375% due 12/01/19 ~	470,000	525,225
7.625% due 02/01/41 ~	428,000	453,680
7.650% due 06/15/35 ~	1,720,000	1,831,800
8.250% due 04/10/32 ~	655,000	753,250

		5,596,443

Ethiopia - 0.2%

Federal Democratic Republic of Ethiopia 6.625% due 12/11/24 ~	2,380,000	2,344,300

Gabon - 0.4%

Gabonese Republic 6.375% due 12/12/24 ~	5,119,300	4,888,932

Georgia - 0.1%

Georgia Government 6.875% due 04/12/21 ~	1,490,000	1,577,910

	Principal Amount	Value
Guatemala - 0.2%

Guatemala Government 4.875% due 02/13/28 ~	$2,700,000	$2,734,128

Hungary - 2.1%

Hungary Government
4.125% due 02/19/18	3,392,000	3,526,256
5.375% due 02/21/23	4,924,000	5,330,230
5.375% due 03/25/24	2,448,000	2,656,080
5.750% due 11/22/23	4,756,000	5,291,050
6.250% due 01/29/20	3,155,000	3,561,206
7.625% due 03/29/41	4,234,000	5,650,273

		26,015,095

Indonesia - 2.0%

Indonesia Government
4.875% due 05/05/21 ~	1,716,000	1,821,105
5.875% due 03/13/20 ~	1,451,000	1,614,237
6.875% due 01/17/18 ~	3,600,000	4,077,000
7.750% due 01/17/38 ~	650,000	853,938
11.625% due 03/04/19 ~	1,859,000	2,465,499
Indonesia Treasury
6.250% due 04/15/17	IDR 22,765,000,000	1,790,329
6.625% due 05/15/33	11,640,000,000	789,972
7.000% due 05/15/27	9,974,000,000	741,041
8.375% due 03/15/24	47,478,000,000	3,991,640
8.375% due 03/15/34	42,525,000,000	3,477,573
10.500% due 08/15/30	9,068,000,000	874,327
Perusahaan Penerbit SBSN Indonesia III 6.125% due 03/15/19 ~	$1,624,000	1,802,640

		24,299,301

Iraq - 0.2%

Republic of Iraq 5.800% due 01/15/28 ~	3,450,000	2,915,250

Ivory Coast - 1.6%

Ivory Coast Government
5.375% due 07/23/24 ~	2,025,000	1,944,405
5.750% due 12/31/32 § ~	18,270,000	17,630,550

		19,574,955

Kazakhstan - 0.2%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	1,330,000	1,117,200
Kazakhstan Government 4.875% due 10/14/44 ~	740,000	678,950
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	1,155,000	1,152,286

		2,948,436

Kenya - 0.1%

Kenya Government 6.875% due 06/24/24 ~	1,420,000	1,494,550

Latvia - 0.3%

Republic of Latvia 2.750% due 01/12/20 ~	3,015,000	2,983,915

Lebanon - 1.6%

Lebanon Government
4.100% due 06/12/15 ~	2,501,000	2,494,658
5.150% due 11/12/18 ~	502,000	506,367

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
5.450% due 11/28/19 ~	$1,353,000	$1,360,442
6.000% due 01/27/23 ~	714,000	719,498
6.100% due 10/04/22 ~	4,536,000	4,638,060
6.375% due 03/09/20	2,370,000	2,488,547
6.600% due 11/27/26 ~	4,492,000	4,660,450
8.250% due 04/12/21 ~	2,589,000	2,944,832

		19,812,854

Lithuania - 0.8%

Lithuania Government
6.125% due 03/09/21 ~	2,400,000	2,803,512
6.625% due 02/01/22 ~	2,475,000	2,997,844
7.375% due 02/11/20 ~	3,195,000	3,869,560

		9,670,916

Malaysia - 0.4%

Malaysia Government
3.418% due 08/15/22	MYR 4,539,000	1,239,114
4.048% due 09/30/21	8,828,000	2,525,487
4.935% due 09/30/43	3,820,000	1,117,041

		4,881,642

Mexico - 2.3%

Mexican Bonos
7.500% due 06/03/27	MXN 51,060,000	3,870,724
7.750% due 05/29/31	88,130,000	6,797,660
8.500% due 05/31/29	17,820,000	1,462,492
Mexican Udibonos 4.000% due 11/15/40 ^	70,254,005	5,368,194
Mexico Government
4.750% due 03/08/44	$2,000,000	2,095,000
5.550% due 01/21/45	2,516,000	2,931,140
5.750% due 10/12/10	1,696,000	1,831,680
6.050% due 01/11/40	640,000	785,920
6.750% due 09/27/34	2,432,000	3,188,352

		28,331,162

Morocco - 0.5%

Morocco Government
4.250% due 12/11/22 ~	3,990,000	4,057,825
5.500% due 12/11/42 ~	1,567,000	1,620,325

		5,678,150

Pakistan - 1.1%

Pakistan Government
6.750% due 12/03/19 ~	2,740,000	2,726,300
6.875% due 06/01/17 ~	1,704,000	1,742,340
7.125% due 03/31/16 ~	1,605,000	1,637,100
7.250% due 04/15/19 ~	3,826,000	3,900,607
8.250% due 04/15/24 ~	3,240,000	3,345,300

		13,351,647

Panama - 0.7%

Panama Government
4.000% due 09/22/24	840,000	867,300
4.300% due 04/29/53	1,800,000	1,701,000
6.700% due 01/26/36	2,404,000	3,119,190
7.125% due 01/29/26	295,000	381,288
8.875% due 09/30/27	990,000	1,442,925
9.375% due 04/01/29	893,000	1,359,592

		8,871,295

Paraguay - 0.1%

Republic of Paraguay 4.625% due 01/25/23 ~	1,510,000	1,547,750

	Principal Amount	Value
Peru - 1.6%

Peruvian Government
5.625% due 11/18/50	$4,741,000	$5,606,232
5.700% due 08/12/24 ~	PEN 6,290,000	2,114,819
6.950% due 08/12/31 ~	701,000	250,198
7.350% due 07/21/25	$3,747,000	4,992,877
8.200% due 08/12/26 ~	PEN 4,613,000	1,861,641
8.750% due 11/21/33	$2,932,000	4,581,250

		19,407,017

Philippines - 1.7%

Philippine Government
3.900% due 11/26/22	PHP 84,000,000	1,844,967
4.000% due 01/15/21	$3,765,000	4,094,438
4.950% due 01/15/21	PHP 25,000,000	582,630
6.250% due 01/14/36	75,000,000	1,892,919
6.375% due 10/23/34	$1,869,000	2,509,133
7.750% due 01/14/31	2,720,000	3,927,000
9.500% due 02/02/30	2,705,000	4,399,006
10.625% due 03/16/25	1,130,000	1,824,950

		21,075,043

Poland - 0.4%

Poland Government
3.000% due 03/17/23	454,000	453,253
5.000% due 03/23/22	1,265,000	1,420,215
6.375% due 07/15/19	2,660,000	3,118,850

		4,992,318

Romania - 1.5%

Romania Government
4.375% due 08/22/23 ~	5,706,000	6,026,962
4.750% due 06/24/19	RON 1,080,000	316,882
5.600% due 11/28/18	1,040,000	314,267
5.750% due 04/29/20	2,420,000	746,169
5.900% due 07/26/17	5,780,000	1,705,409
5.950% due 06/11/21	610,000	190,669
6.125% due 01/22/44 ~	$290,000	351,988
6.750% due 02/07/22 ~	6,732,000	8,128,082

		17,780,428

Russia - 1.4%

Russian Federal
6.200% due 01/31/18	RUB 58,553,000	761,430
6.400% due 05/27/20	61,656,000	710,439
6.700% due 05/15/19	38,442,000	473,960
6.800% due 12/11/19	70,765,000	850,345
7.000% due 01/25/23	79,275,000	880,833
7.000% due 08/16/23	33,991,000	379,077
7.050% due 01/19/28	99,382,000	1,030,628
7.400% due 06/14/17	50,071,000	693,576
7.500% due 03/15/18	59,097,000	790,392
7.500% due 02/27/19	104,598,000	1,328,352
7.600% due 04/14/21	180,178,000	2,120,613
7.600% due 07/20/22	67,862,000	777,481
8.150% due 02/03/27	39,522,000	461,903
Russian Foreign
5.625% due 04/04/42 ~	$400,000	336,748
5.875% due 09/16/43 ~	1,200,000	1,043,544
Russian Government 7.500% due 03/31/30 § ~	4,244,619	4,412,282

		17,051,603

Senegal - 0.2%

Senegal Government 8.750% due 05/13/21 ~	2,190,000	2,414,913

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Serbia - 0.8%

Republic of Serbia
4.875% due 02/25/20 ~	$1,480,000	$1,481,480
5.875% due 12/03/18 ~	1,890,000	1,979,775
7.250% due 09/28/21 ~	5,470,000	6,147,350

		9,608,605

South Africa - 4.4%

South Africa Government
5.500% due 03/09/20	2,885,000	3,173,506
5.875% due 05/30/22	2,117,000	2,384,271
6.250% due 03/31/36	ZAR 50,751,590	3,406,555
6.500% due 02/28/41	1,090	73
6.875% due 05/27/19	$3,193,000	3,663,967
7.000% due 02/28/31	ZAR 144,444,890	10,914,653
7.750% due 02/28/23	121,951,990	10,502,204
8.000% due 12/21/18	24,730,330	2,191,946
8.000% due 01/31/30	39,212,880	3,293,316
8.500% due 01/31/37	14,300,000	1,224,046
8.750% due 02/28/48	49,926,900	4,332,966
10.500% due 12/21/26	83,488,930	8,688,839

		53,776,342

Sri Lanka - 0.3%

Sri Lanka Government
6.250% due 10/04/20 ~	$1,527,000	1,605,259
6.250% due 07/27/21 ~	1,310,000	1,378,775

		2,984,034

Thailand - 1.3%

Thailand Government
1.200% due 07/14/21 ^ ~	THB 115,909,144	3,378,159
1.250% due 03/12/28 ^ ~	54,623,439	1,493,212
3.625% due 06/16/23	222,373,000	7,259,100
3.650% due 12/17/21	98,540,000	3,199,390

		15,329,861

Turkey - 5.4%

Turkey Government
3.000% due 02/23/22 ^	TRY 17,835,898	8,281,730
3.250% due 03/23/23	$860,000	819,150
4.875% due 04/16/43	905,000	905,977
5.625% due 03/30/21	712,000	785,870
5.750% due 03/22/24	1,330,000	1,492,925
6.000% due 01/14/41	865,000	985,019
6.250% due 09/26/22	920,000	1,052,250
6.750% due 04/03/18	4,926,000	5,492,490
6.750% due 05/30/40	1,475,000	1,827,156
6.875% due 03/17/36	2,326,000	2,884,240
7.000% due 03/11/19	698,000	798,338
7.000% due 06/05/20	361,000	420,655
7.100% due 03/08/23	TRY 14,311,800	5,857,628
7.375% due 02/05/25	$2,575,000	3,210,716
7.500% due 07/14/17	1,692,000	1,895,040
7.500% due 11/07/19	705,000	828,199
8.200% due 07/13/16	TRY 6,830,000	2,947,559
8.300% due 06/20/18	12,016,720	5,242,565
8.800% due 09/27/23	5,082,240	2,308,674
9.000% due 07/24/24	12,020,000	5,568,367
9.500% due 01/12/22	7,426,600	3,462,703
10.400% due 03/27/19	9,270,200	4,338,178
10.400% due 03/20/24	4,530,000	2,267,396
10.700% due 02/24/16	5,930,000	2,616,942

		66,289,767

Ukraine - 1.0%

Ukraine Government
6.250% due 06/17/16 ~	$880,000	576,180
7.500% due 04/17/23 ~	4,374,000	2,646,270

	Principal Amount	Value
7.750% due 09/23/20 ~	$1,597,000	$968,181
7.800% due 11/28/22 ~	4,888,000	3,030,560
7.950% due 02/23/21 ~	2,435,000	1,509,700
9.250% due 07/24/17 ~	6,198,000	3,873,750

		12,604,641

United Arab Emirates - 0.1%

Emirate of Dubai Government 5.250% due 01/30/43 ~	1,397,000	1,288,733

Uruguay - 1.4%

Uruguay Government
3.700% due 06/26/37 ^	UYU 29,375,187	1,103,004
4.125% due 11/20/45	$1,313,086	1,181,777
4.250% due 04/05/27 ^	UYU 57,815,011	2,360,631
4.375% due 12/15/28 ^	37,551,040	1,550,534
4.500% due 08/14/24	$3,136,120	3,300,766
5.000% due 09/14/18 ^	UYU 27,164,696	1,144,571
5.100% due 06/18/50	$1,135,000	1,154,863
7.625% due 03/21/36	1,573,000	2,151,078
7.875% PIK due 01/15/33	2,277,000	3,142,260

		17,089,484

Venezuela - 1.7%

Venezuela Government
5.750% due 02/26/16 ~	1,176,000	736,764
6.000% due 12/09/20 ~	1,265,000	542,053
7.650% due 04/21/25	1,065,000	456,885
7.750% due 10/13/19 ~	2,094,000	940,206
8.250% due 10/13/24 ~	2,277,000	1,001,880
9.000% due 05/07/23 ~	2,335,000	1,035,572
9.250% due 09/15/27	2,091,000	975,452
9.250% due 05/07/28 ~	2,533,000	1,124,652
11.750% due 10/21/26 ~	12,188,500	6,075,967
11.950% due 08/05/31 ~	12,089,200	6,105,046
12.750% due 08/23/22 ~	2,429,000	1,254,578

		20,249,055

Vietnam - 0.5%

Vietnam Government
4.800% due 11/19/24 ~	2,296,000	2,370,620
6.750% due 01/29/20 ~	3,275,000	3,709,101

		6,079,721

Total Foreign Government Bonds & Notes (Cost $700,535,381)		649,098,743

SHORT-TERM INVESTMENT - 13.8%

Repurchase Agreement - 13.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $167,672,509; collateralized by U.S. Treasury Notes: 1.875% due 06/30/20 and value $171,030,900)	167,672,509	167,672,509

Total Short-Term Investment (Cost $167,672,509)		167,672,509

TOTAL INVESTMENTS - 95.9% (Cost $1,262,798,127)		1,168,923,927

OTHER ASSETS & LIABILITIES, NET - 4.1%		49,374,062

NET ASSETS - 100.0%		$1,218,297,989

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	53.3%
Corporate Bonds & Notes	27.8%
Short-Term Investment	13.8%
Others (each less than 3.0%)	1.0%

95.9%
Other Assets & Liabilities, Net	4.1%

100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $4,173,216 or 0.3% of the portfolio’s net assets were in default as of December 31, 2014.

(e)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	43,447,538	USD	16,357,028	01/15	BNP	($12,307)
BRL	27,124,390	USD	9,928,400	01/15	BNP	275,644
BRL	12,648,112	USD	4,761,732	01/15	BRC	(3,583)
BRL	580,386	USD	222,968	01/15	CIT	(4,630)
BRL	29,314,000	USD	11,337,846	01/15	CSF	(310,083)
BRL	3,726,500	USD	1,402,944	01/15	DUB	(1,056)
BRL	22,381,588	USD	8,426,168	01/15	GSC	(6,340)
BRL	18,231,928	USD	6,863,914	01/15	SCB	(5,164)
BRL	43,416,890	USD	16,095,233	01/15	UBS	237,959
BRL	1,951,556	USD	713,731	02/15	ABN	14,716
BRL	19,232,196	USD	7,146,548	02/15	BRC	32,159
BRL	31,233,929	USD	11,603,452	02/15	HSB	55,083
BRL	765,556	USD	285,570	02/15	MSC	185
CLP	5,731,934,000	USD	9,820,000	01/15	CIT	(402,919)
CLP	3,550,835,876	USD	6,038,323	01/15	CSF	(204,601)
CLP	8,669,325,000	USD	14,335,387	01/15	UBS	(92,422)
CNY	103,162,168	USD	16,738,953	01/15	HSB	(7,313)
CNY	99,871,360	USD	16,202,362	02/15	DUB	(28,769)
COP	2,742,186,894	USD	1,260,602	01/15	CIT	(107,352)
COP	1,329,000,000	USD	600,000	01/15	CSF	(41,078)
CZK	11,406,472	USD	512,933	01/15	BRC	(14,496)
HUF	3,496,003,380	USD	14,297,261	01/15	BNP	(942,820)
HUF	2,166,145,036	USD	8,876,661	01/15	GSC	(602,168)
ILS	18,720,238	USD	4,978,654	01/15	GSC	(179,308)
INR	617,448,660	USD	9,950,825	01/15	BRC	(229,619)
INR	597,409,300	USD	9,545,567	01/15	GSC	(139,864)
INR	580,442,400	USD	9,343,889	01/15	MER	(205,316)
KRW	34,375,793,424	USD	31,209,581	01/15	MER	149,287
MXN	39,792,421	USD	2,917,027	01/15	BRC	(224,006)
MXN	365,984,742	USD	26,760,170	01/15	DUB	(1,991,521)
MXN	267,238,175	USD	19,641,189	01/15	HSB	(1,555,385)
MXN	253,457,973	USD	18,591,777	01/15	MSC	(1,438,571)
MXN	16,200,043	USD	1,108,415	01/15	SCB	(12,049)
MYR	3,658,519	USD	1,086,904	01/15	ANZ	(44,054)
MYR	16,210,836	USD	4,818,630	01/15	BNP	(197,780)
MYR	5,014,710	USD	1,488,972	01/15	BRC	(59,544)
MYR	23,176,274	USD	6,886,581	01/15	CIT	(280,254)
MYR	12,024,340	USD	3,469,561	01/15	DUB	(42,059)
MYR	3,470,550	USD	1,020,000	01/15	HSB	(30,730)
MYR	3,643,610	USD	1,081,222	01/15	JPM	(42,622)
MYR	14,156,451	USD	4,206,594	01/15	MER	(171,340)
MYR	3,643,610	USD	1,081,671	01/15	SCB	(43,071)
MYR	27,122,400	USD	8,006,613	02/15	ANZ	(297,850)
MYR	8,259,428	USD	2,446,803	02/15	DUB	(99,298)
MYR	9,754,436	USD	2,793,847	03/15	CIT	(29,268)
NGN	38,100,000	USD	200,000	01/15	DUB	1,536
NGN	68,020,000	USD	380,000	01/15	HSB	(20,964)
NGN	45,636,000	USD	240,000	01/15	JPM	1,399
NGN	40,110,000	USD	210,000	01/15	SCB	2,168
NGN	68,666,000	USD	380,000	02/15	JPM	(34,511)
PEN	5,735,014	USD	1,937,036	01/15	CIT	(24,378)
PEN	8,654,566	USD	2,926,392	01/15	DUB	(40,047)
PEN	170,960	USD	57,718	01/15	GSC	(702)
PEN	742,652	USD	251,216	01/15	MSC	(3,538)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
PHP	466,510,800	USD	10,360,000	01/15	ANZ	$54,162
PHP	118,595,700	USD	2,643,390	01/15	DUB	4,083
PHP	128,092,287	USD	2,857,289	01/15	UBS	2,181
PHP	156,069,700	USD	3,453,251	02/15	GSC	25,688
PLN	48,415,260	USD	14,326,614	01/15	BRC	(667,885)
PLN	68,103,482	USD	20,149,363	01/15	DUB	(936,267)
PLN	25,679,610	USD	7,688,046	01/15	MER	(443,412)
PLN	10,072,075	USD	2,977,085	02/15	BNP	(139,087)
RON	34,311,377	USD	9,785,078	01/15	ING	(525,155)
RUB	13,320,000	USD	180,000	01/15	BRC	40,533
RUB	330,359,764	USD	7,196,988	01/15	HSB	(1,681,598)
RUB	5,810,781	USD	103,211	01/15	ING	(6,199)
RUB	418,605,388	USD	9,744,073	01/15	JPM	(2,755,414)
RUB	251,537,059	USD	4,022,019	02/15	MSC	217,016
SGD	34,437,517	USD	26,547,577	01/15	UBS	(567,529)
THB	256,483,958	USD	7,857,019	01/15	BNP	(71,002)
THB	140,090,283	USD	4,251,602	01/15	DUB	1,083
THB	90,210,100	USD	2,785,122	01/15	GSC	(46,637)
THB	243,833,574	USD	7,347,705	02/15	BNP	44,034
TRY	17,081,330	USD	7,475,875	01/15	BRC	(207,572)
TRY	4,434,299	USD	1,898,774	01/15	DUB	(11,929)
TRY	4,747,180	USD	2,074,907	01/15	HSB	(54,927)
TRY	14,871,830	USD	6,620,000	01/15	MSC	(291,865)
TWD	272,027,648	USD	8,862,279	01/15	CIT	(259,096)
TWD	327,315,789	USD	10,390,977	02/15	UBS	(37,634)
USD	26,841,727	BRL	70,571,928	01/15	BNP	292,962
USD	4,910,685	BRL	12,648,112	01/15	BRC	152,536
USD	218,502	BRL	580,386	01/15	CIT	164
USD	11,036,067	BRL	29,314,000	01/15	CSF	8,303
USD	1,450,000	BRL	3,726,500	01/15	DUB	48,112
USD	8,797,448	BRL	22,381,588	01/15	GSC	377,620
USD	7,087,517	BRL	18,231,928	01/15	SCB	228,767
USD	16,345,490	BRL	43,416,890	01/15	UBS	12,298
USD	9,837,658	BRL	27,124,390	02/15	BNP	(286,930)
USD	15,948,606	BRL	43,416,890	02/15	UBS	(257,403)
USD	5,212,500	CLP	3,108,474,375	01/15	BNP	105,541
USD	16,587,500	CLP	9,936,553,125	01/15	CSF	262,587
USD	3,625,000	CLP	2,178,987,500	01/15	JPM	45,109
USD	1,854,775	CNH	11,422,260	01/15	HSB	2,224
USD	1,355,000	CNY	8,335,283	01/15	ANZ	3,119
USD	3,210,000	COP	6,679,207,500	01/15	CSF	401,002
USD	955,000	COP	2,200,320,000	01/15	GSC	29,637
USD	5,991,256	COP	14,564,743,253	01/15	SCB	(134,071)
USD	520,000	CZK	11,532,446	01/15	MER	16,059
USD	12,489,385	EUR	9,996,587	01/15	DUB	390,692
USD	32,645,370	EUR	26,231,990	01/15	MSC	894,885
USD	32,616,489	EUR	26,231,990	01/15	UBS	866,003
USD	5,375,348	GBP	3,415,424	01/15	MSC	52,818
USD	565,000	HUF	139,460,419	01/15	MER	32,273
USD	1,410,000	IDR	17,476,950,000	01/15	ANZ	8,444
USD	1,276,964	IDR	15,673,456,000	01/15	BNP	20,038
USD	1,550,708	IDR	19,058,196,640	01/15	BRC	22,344
USD	445,000	ILS	1,683,684	01/15	MER	13,350
USD	3,472,234	INR	216,957,027	01/15	DUB	56,430
USD	1,110,000	KRW	1,235,652,000	01/15	ANZ	(17,207)
USD	14,335,000	MXN	194,995,135	01/15	CIT	1,138,368
USD	2,370,000	MXN	32,449,666	01/15	DUB	173,913
USD	1,273,550	MXN	17,798,876	01/15	HSB	68,980
USD	15,765,000	MXN	215,397,195	01/15	MER	1,187,624
USD	1,475,000	MXN	20,751,038	01/15	MSC	70,638
USD	354,271	NGN	68,020,000	01/15	JPM	(4,765)
USD	354,035	NGN	68,666,000	02/15	SCB	8,546
USD	1,056,398	PEN	3,102,112	01/15	BNP	21,826
USD	390,000	PEN	1,151,280	01/15	CSF	6,042
USD	19,029,519	PHP	859,522,000	01/15	DUB	(158,036)
USD	2,635,000	PLN	8,848,857	01/15	DUB	138,594
USD	306,627	RON	1,097,995	01/15	DUB	10,302
USD	575,000	RON	2,026,300	01/15	ING	28,144
USD	15,970,000	SGD	20,946,332	01/15	BRC	167,853
USD	1,030,000	SGD	1,347,309	01/15	CIT	13,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	14,220,000	SGD	18,776,799	01/15	UBS	$54,573
USD	1,550,000	THB	51,150,000	01/15	CIT	(2,747)
USD	447,470	TRY	1,022,422	01/15	BRC	12,418
USD	8,607,123	TRY	19,338,596	01/15	CSF	378,327
USD	2,190,000	TRY	4,932,318	01/15	GSC	91,242
USD	4,381,930	TRY	9,796,718	01/15	HSB	213,314
USD	2,700,178	TRY	6,229,041	01/15	JPM	49,649
USD	1,454,564	TRY	3,255,363	01/15	MER	69,370
USD	3,081,054	TRY	6,994,610	01/15	UBS	104,767
USD	1,899,606	ZAR	21,355,755	01/15	BNP	60,805
USD	3,050,000	ZAR	35,620,950	01/15	BRC	(17,081)
USD	8,763,243	ZAR	96,931,102	01/15	BRC	417,157
USD	722,400	ZAR	8,123,796	01/15	DUB	22,915
USD	1,570,000	ZAR	17,511,780	01/15	GSC	62,178
USD	3,010,000	ZAR	35,111,891	01/15	MER	(13,249)
USD	1,167,600	ZAR	13,088,789	01/15	MER	40,612
USD	8,698,443	ZAR	96,931,102	02/15	UBS	390,809
ZAR	61,268,505	USD	5,452,827	01/15	DUB	(177,407)
ZAR	70,979,320	USD	6,110,000	01/15	MER	1,552
ZAR	41,953,999	USD	3,733,226	01/15	MSC	(120,850)

Total Forward Foreign Currency Contracts						($9,611,378)

(f)	Swap agreements outstanding as of December 31, 2014 were as follows:

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month ZAR JIBAR	BRC	6.580%	11/07/16	ZAR 56,400,000	($12,657)	$-	($12,657)
Brazil CETIP Interbank	HSB	12.125%	01/02/17	BRL 22,836,239	(35,108)	-	(35,108)
Brazil CETIP Interbank	HSB	12.285%	01/02/17	4,681,566	(1,411)	-	(1,411)
Brazil CETIP Interbank	HSB	12.303%	01/02/17	24,641,541	6,087	-	6,087
Brazil CETIP Interbank	HSB	12.490%	01/02/17	12,054,218	17,830	-	17,830
Brazil CETIP Interbank	HSB	12.645%	01/02/17	18,475,088	(113,597)	-	(113,597)
3-Month ZAR JIBAR	HSB	6.695%	01/14/17	ZAR 28,352,000	(2,823)	-	(2,823)
3-Month ZAR JIBAR	MSC	6.760%	01/17/17	28,600,000	334	-	334
3-Month ZAR JIBAR	BRC	7.115%	04/10/17	11,600,000	7,145	-	7,145
3-Month ZAR JIBAR	MSC	7.190%	05/02/17	35,000,000	24,049	-	24,049
3-Month ZAR JIBAR	HSB	6.975%	08/14/17	30,400,000	3,144	-	3,144

					($107,007)	$-	($107,007)

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 9.000% due 03/15/29	SCB	03/15/29	IDR 7,000,000,000	$607,557	$617,751	($10,194)
Indonesia Treasury 7.875% due 04/15/19	ANZ	04/15/19	103,000,000,000	8,389,281	9,052,399	(663,117)
Indonesia Treasury 7.875% due 04/15/19	SCB	04/15/19	9,500,000,000	773,769	814,838	(41,069)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	27,500,000,000	2,761,511	3,479,592	(718,081)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	46,633,000,000	3,920,599	3,894,412	26,187
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	8,000,000,000	786,435	966,375	(179,940)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	16,000,000,000	1,327,660	1,506,667	(179,007)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	18,000,000,000	1,337,351	1,618,076	(280,725)
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	11,500,000,000	1,108,817	1,372,400	(263,584)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	13,600,000,000	922,992	1,147,409	(224,417)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	4,361,000,000	356,630	372,001	(15,371)
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	74,060,000,000	6,056,416	6,160,606	(104,190)

				$28,349,018	$31,002,526	($2,653,508)

Total Swap Agreements				$28,242,011	$31,002,526	($2,760,515)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$338,770,725	$-	$338,770,725	$-
	Convertible Corporate Bonds & Notes	570,475	-	-	570,475
	Senior Loan Notes	12,811,475	-	12,811,475	-
	Foreign Government Bonds & Notes	649,098,743	-	649,098,743	-
	Short-Term Investment	167,672,509	-	167,672,509	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	10,506,326	-	10,506,326	-
	Interest Rate Contracts
	Swaps	28,407,607	-	28,407,607	-

	Total Assets - Derivatives	38,913,933	-	38,913,933	-

	Total Assets	1,207,837,860	-	1,207,267,385	570,475

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(20,117,704)	-	(20,117,704)	-
	Interest Rate Contracts
	Swaps	(165,596)	-	(165,596)	-

	Total Liabilities - Derivatives	(20,283,300)	-	(20,283,300)	-

	Total Liabilities	(20,283,300)	-	(20,283,300)	-

	Total	$1,187,554,560	$-	$1,186,984,085	$570,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	4,943,213	$396,198,507

TOTAL INVESTMENTS - 100.0% (Cost $273,485,439)		396,198,507

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(130,740)

NET ASSETS - 100.0%		$396,067,767

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	10,440,211	$550,825,542

TOTAL INVESTMENTS - 100.0% (Cost $390,234,686)		550,825,542

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(181,703)

NET ASSETS - 100.0%		$550,643,839

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$396,198,507	$396,198,507	$-	$-

American Funds Growth-Income Portfolio
Assets	Mutual Fund	$550,825,542	$550,825,542	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a “Feeder Portfolio”, collectively “the feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 in Notes to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 97.2%

Consumer Discretionary - 16.8%

Carnival Corp (Panama)	805,113	$36,495,772
CBS Corp ‘B’	139,701	7,731,053
Comcast Corp ‘A’	421,682	24,461,773
Fossil Group Inc *	70,112	7,764,203
General Motors Co	893,038	31,175,957
Johnson Controls Inc	601,664	29,084,438
Kohl’s Corp	387,269	23,638,900
Newell Rubbermaid Inc	304,071	11,582,064
Target Corp	227,460	17,266,489
Time Warner Cable Inc	142,599	21,683,604
Time Warner Inc	130,408	11,139,451
Twenty-First Century Fox Inc ‘B’	616,901	22,757,478
Viacom Inc ‘B’	402,898	30,318,074

		275,099,256

Consumer Staples - 4.6%

ConAgra Foods Inc	755,890	27,423,689
CVS Health Corp	138,586	13,347,218
Mondelez International Inc ‘A’	322,887	11,728,870
Unilever NV ‘NY’ (Netherlands)	299,414	11,689,123
Wal-Mart Stores Inc	131,536	11,296,312

		75,485,212

Energy - 14.9%

BP PLC ADR (United Kingdom)	766,160	29,206,019
California Resources Corp *	78,303	431,450
Chevron Corp	171,349	19,221,931
Devon Energy Corp	275,699	16,875,536
Halliburton Co	362,113	14,241,904
Murphy Oil Corp	390,790	19,742,711
Noble Corp PLC (United Kingdom)	653,154	10,822,762
Occidental Petroleum Corp	195,758	15,780,052
QEP Resources Inc	698,145	14,116,492
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	549,105	36,762,580
Suncor Energy Inc (NYSE) (Canada)	1,224,539	38,915,849
Weatherford International PLC * (Ireland)	2,533,035	29,003,251

		245,120,537

Financials - 24.5%

Aflac Inc	234,612	14,332,447
Bank of America Corp	1,801,621	32,231,000
Citigroup Inc	1,348,514	72,968,093
Fifth Third Bancorp	928,275	18,913,603
JPMorgan Chase & Co	858,094	53,699,523
MetLife Inc	456,339	24,683,376
Morgan Stanley	749,862	29,094,646
State Street Corp	361,153	28,350,510
The Allstate Corp	332,090	23,329,322
The Bank of New York Mellon Corp	596,579	24,203,210
The Goldman Sachs Group Inc	90,941	17,627,094
The PNC Financial Services Group Inc	265,049	24,180,420
US Bancorp	148,207	6,661,905
Wells Fargo & Co	574,104	31,472,381

		401,747,530

Health Care - 12.5%

AbbVie Inc	195,601	12,800,129
Anthem Inc	155,008	19,479,855
Bristol-Myers Squibb Co	243,471	14,372,093
Express Scripts Holding Co *	156,647	13,263,302
GlaxoSmithKline PLC ADR (United Kingdom)	143,203	6,120,496
Medtronic Inc	150,386	10,857,869
Merck & Co Inc	557,723	31,673,089

	Shares	Value
Novartis AG (Switzerland)	285,828	$26,286,882
Pfizer Inc	800,298	24,929,283
Roche Holding AG ADR (Switzerland)	404,506	13,749,159
Sanofi ADR (France)	450,441	20,544,614
UnitedHealth Group Inc	117,441	11,872,111

		205,948,882

Industrials - 7.0%

Emerson Electric Co	266,207	16,432,958
General Electric Co	1,635,355	41,325,421
Honeywell International Inc	128,837	12,873,393
Ingersoll-Rand PLC (Ireland)	350,222	22,200,572
Textron Inc	521,943	21,979,020

		114,811,364

Information Technology - 12.6%

Autodesk Inc *	123,177	7,398,011
Cisco Systems Inc	1,174,213	32,660,735
Citrix Systems Inc *	239,574	15,284,821
Corning Inc	636,506	14,595,083
eBay Inc *	510,271	28,636,408
Hewlett-Packard Co	623,249	25,010,982
Intel Corp	507,657	18,422,872
Microsoft Corp	657,202	30,527,033
Symantec Corp	962,257	24,686,703
Yahoo! Inc *	195,668	9,883,191

		207,105,839

Materials - 1.8%

Alcoa Inc	863,235	13,630,481
International Paper Co	291,164	15,600,567

		29,231,048

Telecommunication Services - 1.5%

Verizon Communications Inc	306,222	14,325,065
Vivendi SA * (France)	377,560	9,418,294

		23,743,359

Utilities - 1.0%

FirstEnergy Corp	222,496	8,675,119
PG&E Corp	148,912	7,928,075

		16,603,194

Total Common Stocks (Cost $1,203,148,035)		1,594,896,221

	Principal Amount

SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $44,200,914; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $45,086,300)	$44,200,914	44,200,914

Total Short-Term Investment (Cost $44,200,914)		44,200,914

TOTAL INVESTMENTS - 99.9% (Cost $1,247,348,949)		1,639,097,135

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,422,705

NET ASSETS - 100.0%		$1,641,519,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.5%
Consumer Discretionary	16.8%
Energy	14.9%
Information Technology	12.6%
Health Care	12.5%
Industrials	7.0%
Consumer Staples	4.6%
Others (each less than 3.0%)	7.0%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	7,287,142	CAD	8,407,249	01/15	BRC	$52,908
USD	7,288,784	CAD	8,407,248	01/15	CIB	54,551
USD	7,284,825	CAD	8,407,249	01/15	DUB	50,591
USD	7,283,796	CAD	8,407,249	01/15	GSC	49,562
USD	8,936,761	CHF	8,667,496	01/15	BRC	217,314
USD	8,938,879	CHF	8,667,495	01/15	CIB	219,433
USD	8,936,796	CHF	8,667,495	01/15	DUB	217,350
USD	8,937,312	CHF	8,667,495	01/15	GSC	217,866
USD	15,949,741	EUR	12,872,037	01/15	CIB	372,104
USD	15,948,184	EUR	12,872,037	01/15	DUB	370,546
USD	15,952,702	EUR	12,872,037	01/15	GSC	375,064
USD	15,948,106	EUR	12,872,037	01/15	RBC	370,469
USD	7,463,586	GBP	4,752,802	01/15	BRC	56,505
USD	7,463,016	GBP	4,752,802	01/15	CIB	55,935
USD	7,463,102	GBP	4,752,802	01/15	DUB	56,020
USD	7,462,802	GBP	4,752,802	01/15	GSC	55,721

Total Forward Foreign Currency Contracts						$2,791,939

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$275,099,256	$275,099,256	$-	$-
	Consumer Staples	75,485,212	75,485,212	-	-
	Energy	245,120,537	245,120,537	-	-
	Financials	401,747,530	401,747,530	-	-
	Health Care	205,948,882	179,662,000	26,286,882	-
	Industrials	114,811,364	114,811,364	-	-
	Information Technology	207,105,839	207,105,839	-	-
	Materials	29,231,048	29,231,048	-	-
	Telecommunication Services	23,743,359	14,325,065	9,418,294	-
	Utilities	16,603,194	16,603,194	-	-

		1,594,896,221	1,559,191,045	35,705,176	-

	Short-Term Investment	44,200,914	-	44,200,914	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,791,939	-	2,791,939	-

	Total	$1,641,889,074	$1,559,191,045	$82,698,029	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 96.2%

Consumer Discretionary - 12.7%

Carnival Corp (Panama)	145,400	$6,590,982
Comcast Corp ‘A’	61,900	3,590,819
Johnson Controls Inc	138,200	6,680,588
Kohl’s Corp	83,700	5,109,048
L Brands Inc	93,600	8,101,080
Marriott International Inc ‘A’	47,300	3,690,819
Mattel Inc	142,600	4,412,757
McDonald’s Corp	42,900	4,019,730
MGM Resorts International *	183,500	3,923,230
NIKE Inc ‘B’	57,700	5,547,855
Omnicom Group Inc	147,700	11,442,319
Ross Stores Inc	146,700	13,827,942
The Home Depot Inc	122,300	12,837,831
The Walt Disney Co	126,000	11,867,940
Time Warner Cable Inc	34,100	5,185,246
Time Warner Inc	186,700	15,947,914
Tractor Supply Co	55,100	4,342,982
Wynn Resorts Ltd	35,300	5,251,228

		132,370,310

Consumer Staples - 8.3%

Colgate-Palmolive Co	60,100	4,158,319
Costco Wholesale Corp	34,800	4,932,900
General Mills Inc	132,600	7,071,558
McCormick & Co Inc	48,400	3,596,120
Mondelez International Inc ‘A’	191,700	6,963,502
Nestle SA (Switzerland)	109,565	8,031,283
PepsiCo Inc	198,100	18,732,336
Pernod Ricard SA (France)	36,788	4,078,942
Philip Morris International Inc	126,300	10,287,135
The Coca-Cola Co	67,900	2,866,738
The Procter & Gamble Co	30,800	2,805,572
Wal-Mart Stores Inc	35,400	3,040,152
Walgreens Boots Alliance Inc	122,600	9,342,120

		85,906,677

Energy - 6.0%

Apache Corp	84,500	5,295,615
Canadian Natural Resources Ltd (NYSE) (Canada)	84,600	2,612,448
Chevron Corp	70,800	7,942,344
EQT Corp	98,900	7,486,730
Exxon Mobil Corp	122,100	11,288,145
Occidental Petroleum Corp	112,800	9,092,808
Schlumberger Ltd (Netherlands)	103,900	8,874,099
Spectra Energy Corp	265,300	9,630,390

		62,222,579

Financials - 19.0%

American Express Co	144,200	13,416,368
American Tower Corp REIT	46,300	4,576,755
Aon PLC (United Kingdom)	136,400	12,934,812
Crown Castle International Corp REIT	196,000	15,425,200
General Growth Properties Inc REIT	323,800	9,108,494
Iron Mountain Inc REIT	94,866	3,667,520
JPMorgan Chase & Co	291,600	18,248,328
LPL Financial Holdings Inc	61,600	2,744,280
McGraw Hill Financial Inc	52,100	4,635,858
Morgan Stanley	244,400	9,482,720
Northern Trust Corp	89,800	6,052,520
State Street Corp	216,300	16,979,550
TD Ameritrade Holding Corp	247,190	8,844,458
The Allstate Corp	106,200	7,460,550
The Chubb Corp	108,300	11,205,801
The PNC Financial Services Group Inc	120,500	10,993,215
US Bancorp	248,300	11,161,085

	Shares	Value
Waddell & Reed Financial Inc ‘A’	117,900	$5,873,778
Wells Fargo & Co	319,200	17,498,544
Weyerhaeuser Co REIT	206,200	7,400,518

		197,710,354

Health Care - 17.2%

Agilent Technologies Inc	196,100	8,028,334
AmerisourceBergen Corp	75,500	6,807,080
Becton Dickinson & Co	98,200	13,665,512
Cigna Corp	41,200	4,239,892
Covidien PLC (Ireland)	95,600	9,777,968
DENTSPLY International Inc	224,700	11,969,769
Johnson & Johnson	98,800	10,331,516
McKesson Corp	95,900	19,906,922
Medtronic Inc	51,100	3,689,420
Merck & Co Inc	266,000	15,106,140
Pfizer Inc	679,300	21,160,195
Stryker Corp	98,300	9,272,639
Thermo Fisher Scientific Inc	131,800	16,513,222
UnitedHealth Group Inc	199,600	20,177,564
Zoetis Inc	192,300	8,274,669

		178,920,842

Industrials - 14.2%

CH Robinson Worldwide Inc	54,500	4,081,505
Danaher Corp	245,600	21,050,376
Eaton Corp PLC (Ireland)	38,199	2,596,004
Equifax Inc	92,000	7,440,040
Fastenal Co	43,900	2,087,884
Flowserve Corp	95,100	5,689,833
General Electric Co	348,600	8,809,122
Illinois Tool Works Inc	92,700	8,778,690
Norfolk Southern Corp	52,600	5,765,486
Pall Corp	125,800	12,732,218
Rockwell Collins Inc	40,700	3,438,336
Roper Industries Inc	95,900	14,993,965
Stanley Black & Decker Inc	33,100	3,180,248
Tyco International PLC (Ireland)	303,500	13,311,510
United Parcel Service Inc ‘B’	93,500	10,394,395
United Technologies Corp	149,000	17,135,000
WW Grainger Inc	25,400	6,474,206

		147,958,818

Information Technology - 12.0%

Accenture PLC ‘A’ (Ireland)	135,600	12,110,436
Apple Inc	99,900	11,026,962
Applied Materials Inc	285,400	7,112,168
Automatic Data Processing Inc	156,400	13,039,068
Cisco Systems Inc	253,900	7,062,228
Fidelity National Information Services Inc	148,100	9,211,820
Keysight Technologies Inc *	102,850	3,473,245
Microchip Technology Inc	78,100	3,523,091
Microsoft Corp	286,200	13,293,990
QUALCOMM Inc	70,900	5,269,997
Texas Instruments Inc	260,400	13,922,286
Visa Inc ‘A’	82,800	21,710,160
Xilinx Inc	108,500	4,696,965

		125,452,416

Materials - 4.9%

Airgas Inc	50,700	5,839,626
Ecolab Inc	52,200	5,455,944
Nucor Corp	56,900	2,790,945
Praxair Inc	81,500	10,559,140
RPM International Inc	133,700	6,779,927
Sigma-Aldrich Corp	52,200	7,165,494
The Sherwin-Williams Co	46,300	12,178,752

		50,769,828

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Telecommunication Services - 0.4%

AT&T Inc	135,800	$4,561,522

Utilities - 1.5%

Entergy Corp	56,900	4,977,612
FirstEnergy Corp	104,700	4,082,253
Sempra Energy	57,200	6,369,792

		15,429,657

Total Common Stocks (Cost $694,315,721)		1,001,303,003

	Principal Amount

SHORT-TERM INVESTMENT - 3.5%

Repurchase Agreement - 3.5%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $36,887,284; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $37,627,200)	$36,887,284	36,887,284

Total Short-Term Investment (Cost $36,887,284)		36,887,284

TOTAL INVESTMENTS - 99.7% (Cost $731,203,005)		1,038,190,287

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,891,334

NET ASSETS - 100.0%		$1,041,081,621

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	19.0%
Health Care	17.2%
Industrials	14.2%
Consumer Discretionary	12.7%
Information Technology	12.0%
Consumer Staples	8.3%
Energy	6.0%
Materials	4.9%
Short-Term Investment	3.5%
Others (each less than 3.0%)	1.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$132,370,310	$132,370,310	$-	$-
	Consumer Staples	85,906,677	73,796,452	12,110,225	-
	Energy	62,222,579	62,222,579	-	-
	Financials	197,710,354	197,710,354	-	-
	Health Care	178,920,842	178,920,842	-	-
	Industrials	147,958,818	147,958,818	-	-
	Information Technology	125,452,416	125,452,416	-	-
	Materials	50,769,828	50,769,828	-	-
	Telecommunication Services	4,561,522	4,561,522	-	-
	Utilities	15,429,657	15,429,657	-	-

		1,001,303,003	989,192,778	12,110,225	-
	Short-Term Investment	36,887,284	-	36,887,284	-

	Total	$1,038,190,287	$989,192,778	$48,997,509	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 97.0%

Consumer Discretionary - 11.8%

Amazon.com Inc *	42,226	$13,104,839
Comcast Corp ‘A’	286,534	16,621,837
McDonald’s Corp	108,243	10,142,369
The Home Depot Inc	146,572	15,385,663
The Walt Disney Co	173,513	16,343,189
Other securities		174,613,860

		246,211,757

Consumer Staples - 9.5%

Altria Group Inc	219,820	10,830,531
CVS Health Corp	127,504	12,279,910
PepsiCo Inc	166,456	15,740,079
Philip Morris International Inc	172,801	14,074,641
The Coca-Cola Co	438,438	18,510,852
The Procter & Gamble Co	300,529	27,375,187
Wal-Mart Stores Inc	175,655	15,085,251
Other securities		84,982,418

		198,878,869

Energy - 8.2%

Chevron Corp	210,252	23,586,069
ConocoPhillips	136,900	9,454,314
Exxon Mobil Corp	470,968	43,540,992
Schlumberger Ltd (Netherlands)	143,121	12,223,965
Other securities		82,476,167

		171,281,507

Financials - 16.1%

American Express Co	98,969	9,208,076
Bank of America Corp	1,169,633	20,924,734
Berkshire Hathaway Inc ‘B’ *	202,814	30,452,522
Citigroup Inc	336,937	18,231,661
JPMorgan Chase & Co	415,767	26,018,699
Wells Fargo & Co	525,047	28,783,077
Other securities		204,234,614

		337,853,383

Health Care - 13.8%

AbbVie Inc	177,201	11,596,033
Amgen Inc	84,601	13,476,093
Bristol-Myers Squibb Co	184,487	10,890,268
Celgene Corp *	88,831	9,936,636
Gilead Sciences Inc *	167,792	15,816,074
Johnson & Johnson	311,320	32,554,732
Merck & Co Inc	317,080	18,006,973
Pfizer Inc	700,769	21,828,954
UnitedHealth Group Inc	106,751	10,791,459
Other securities		143,520,278

		288,417,500

Industrials - 10.1%

3M Co	71,274	11,711,744
General Electric Co	1,116,889	28,223,785
The Boeing Co	73,744	9,585,245
Union Pacific Corp	98,888	11,780,527
United Technologies Corp	94,296	10,844,040
Other securities		139,169,571

		211,314,912

Information Technology - 19.1%

Apple Inc	652,291	71,999,881
Cisco Systems Inc	568,729	15,819,197
Facebook Inc ‘A’ *	232,547	18,143,317
Google Inc ‘A’ *	31,703	16,823,514
Google Inc ‘C’ *	31,674	16,673,194
Intel Corp	537,758	19,515,238

	Shares	Value
International Business Machines Corp	102,367	$16,423,762
MasterCard Inc ‘A’	108,986	9,390,234
Microsoft Corp	916,769	42,583,920
Oracle Corp	359,741	16,177,553
QUALCOMM Inc	184,919	13,745,029
Visa Inc ‘A’	54,324	14,243,753
Other securities		127,361,512

		398,900,104

Materials - 3.1%

Other securities		64,413,589

Telecommunication Services - 2.2%

AT&T Inc	576,895	19,377,903
Verizon Communications Inc	461,530	21,590,373
Other securities		5,334,774

		46,303,050

Utilities - 3.1%

Other securities		65,656,791

Total Common Stocks (Cost $1,374,386,142)		2,029,231,462

	Principal Amount

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $57,618,142; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $58,773,575)	$57,618,142	57,618,142

Total Short-Term Investment (Cost $57,618,142)		57,618,142

TOTAL INVESTMENTS - 99.8% (Cost $1,432,004,284)		2,086,849,604

OTHER ASSETS & LIABILITIES, NET - 0.2%		3,316,975

NET ASSETS - 100.0%		$2,090,166,579

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.1%
Financials	16.1%
Health Care	13.8%
Consumer Discretionary	11.8%
Industrials	10.1%
Consumer Staples	9.5%
Energy	8.2%
Utilities	3.1%
Materials	3.1%
Others (each less than 3.0%)	5.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2014.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/15)	604	$573,921

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$2,029,231,462	$2,029,231,462	$-	$-
	Short-Term Investment	57,618,142	-	57,618,142	-
	Derivatives:
	Equity Contracts
	Futures	573,921	573,921	-	-

	Total	$2,087,423,525	$2,029,805,383	$57,618,142	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO (Formerly Focused 30 Portfolio)

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 23.2%

Amazon.com Inc *	11,355	$3,524,024
Comcast Corp ‘A’	57,261	3,321,711
Delphi Automotive PLC (United Kingdom)	54,843	3,988,183
Las Vegas Sands Corp	26,533	1,543,159
Lowe’s Cos Inc	83,253	5,727,807
Starbucks Corp	39,126	3,210,288
The Priceline Group Inc *	3,049	3,476,500
The TJX Cos Inc	40,836	2,800,533
Wayfair Inc ‘A’ *	34,041	675,714

		28,267,919

Energy - 0.5%

Baker Hughes Inc	10,889	610,546

Financials - 16.1%

Aon PLC (United Kingdom)	34,216	3,244,703
Crown Castle International Corp REIT	56,395	4,438,286
E*TRADE Financial Corp *	88,586	2,148,653
Intercontinental Exchange Inc	11,057	2,424,690
Moelis & Co ‘A’	32,435	1,132,955
PacWest Bancorp	68,343	3,106,873
US Bancorp	69,073	3,104,831

		19,600,991

Health Care - 20.0%

athenahealth Inc *	17,807	2,594,480
Celgene Corp *	39,594	4,428,985
Endo International PLC * (Ireland)	68,532	4,942,528
Pharmacyclics Inc *	10,076	1,231,892
Phibro Animal Health Corp ‘A’	45,291	1,428,931
Salix Pharmaceuticals Ltd *	9,317	1,070,896
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	33,907	4,852,431
Zoetis Inc	90,981	3,914,912

		24,465,055

Industrials - 10.9%

Canadian Pacific Railway Ltd (NYSE) (Canada)	20,797	4,007,374
Nielsen NV (Netherlands)	83,140	3,718,852
Precision Castparts Corp	23,039	5,549,635

		13,275,861

Information Technology - 23.1%

Alibaba Group Holding Ltd ADR * (Cayman)	28,817	2,995,239
Amphenol Corp ‘A’	31,822	1,712,342
ARM Holdings PLC ADR (United Kingdom)	54,002	2,500,293
CoStar Group Inc *	18,965	3,482,543
Google Inc ‘C’ *	9,227	4,857,093
LinkedIn Corp ‘A’ *	7,405	1,701,002
MasterCard Inc ‘A’	50,560	4,356,250
NetSuite Inc *	10,334	1,128,163
salesforce.com Inc *	51,747	3,069,115
WEX Inc *	9,083	898,490
Yahoo! Inc *	30,295	1,530,200

		28,230,730

Materials - 2.1%

Monsanto Co	21,556	2,575,295

Telecommunication Services - 1.7%

Iliad SA (France)	8,827	2,120,410

Total Common Stocks (Cost $96,720,834)		119,146,807

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.9%

Repurchase Agreement - 2.9%

State Street Bank & Trust Co 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $3,531,916; collateralized by Freddie Mac: 2.000% due 01/30/23 and value $3,604,529)	$3,531,916	$3,531,916

Total Short-Term Investment (Cost $3,531,916)		3,531,916

TOTAL INVESTMENTS - 100.5% (Cost $100,252,750)		122,678,723

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(618,175)

NET ASSETS - 100.0%		$122,060,548

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.2%
Information Technology	23.1%
Health Care	20.0%
Financials	16.1%
Industrials	10.9%
Others (each less than 3.0%)	7.2%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$28,267,919	$28,267,919	$-	$-
	Energy	610,546	610,546	-	-
	Financials	19,600,991	19,600,991	-	-
	Health Care	24,465,055	24,465,055	-	-
	Industrials	13,275,861	13,275,861	-	-
	Information Technology	28,230,730	28,230,730	-	-
	Materials	2,575,295	2,575,295	-	-
	Telecommunication Services	2,120,410	-	2,120,410	-

		119,146,807	117,026,397	2,120,410	-
	Short-Term Investment	3,531,916	-	3,531,916	-

	Total	$122,678,723	$117,026,397	$5,652,326	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 21.2%

Amazon.com Inc *	28,129	$8,729,835
AutoZone Inc *	12,234	7,574,192
BorgWarner Inc	39,303	2,159,700
Burlington Stores Inc *	73,609	3,478,761
Comcast Corp ‘Special A’	255,675	14,717,931
Ctrip.com International Ltd ADR * (Cayman)	18,406	837,473
Discovery Communications Inc ‘C’ *	56,797	1,915,195
Hilton Worldwide Holdings Inc *	152,178	3,970,324
L Brands Inc	99,833	8,640,546
Las Vegas Sands Corp	98,011	5,700,320
LVMH Moet Hennessy Louis Vuitton SA (France)	37,569	5,940,939
Marriott International Inc ‘A’	116,407	9,083,238
Netflix Inc *	9,273	3,167,750
NIKE Inc ‘B’	78,008	7,500,469
PVH Corp	45,719	5,859,804
Ross Stores Inc	221,149	20,845,505
Starbucks Corp	156,329	12,826,794
The Priceline Group Inc *	17,118	19,518,115
The TJX Cos Inc	223,346	15,317,069
The Walt Disney Co	74,165	6,985,601
Tiffany & Co	53,731	5,741,695
Time Warner Inc	136,027	11,619,426
Tractor Supply Co	78,745	6,206,681
Twenty-First Century Fox Inc ‘A’	517,058	19,857,613
Urban Outfitters Inc *	29,578	1,039,075
VF Corp	218,303	16,350,895
Wynn Resorts Ltd	56,178	8,357,039
Yum! Brands Inc	15,357	1,118,757

		235,060,742

Consumer Staples - 6.8%

Colgate-Palmolive Co	169,332	11,716,081
Constellation Brands Inc ‘A’ *	90,839	8,917,665
Costco Wholesale Corp	68,244	9,673,587
CVS Health Corp	112,009	10,787,587
Danone SA (France)	80,591	5,301,799
Mead Johnson Nutrition Co	87,515	8,798,758
Mondelez International Inc ‘A’	218,365	7,932,109
Pernod Ricard SA (France)	38,425	4,260,447
Philip Morris International Inc	27,083	2,205,910
The Estee Lauder Cos Inc ‘A’	69,701	5,311,216

		74,905,159

Energy - 2.5%

Anadarko Petroleum Corp	90,870	7,496,775
Concho Resources Inc *	23,340	2,328,165
Noble Energy Inc	113,537	5,385,060
Pioneer Natural Resources Co	34,841	5,186,083
Schlumberger Ltd (Netherlands)	90,952	7,768,210

		28,164,293

Financials - 8.0%

Affiliated Managers Group Inc *	36,049	7,651,040
American Express Co	148,999	13,862,867
American Tower Corp REIT	225,591	22,299,670
BlackRock Inc	24,306	8,690,853
Intercontinental Exchange Inc	85,407	18,728,901
MetLife Inc	41,669	2,253,876
Moody’s Corp	43,544	4,171,951
Morgan Stanley	203,593	7,899,409
Realogy Holdings Corp *	76,024	3,382,308

		88,940,875

Health Care - 20.5%

Abbott Laboratories	244,405	11,003,113
AbbVie Inc	114,290	7,479,138

	Shares	Value
Actavis PLC * (Ireland)	86,753	$22,331,090
Alexion Pharmaceuticals Inc *	94,926	17,564,158
Biogen Idec Inc *	47,354	16,074,315
Bristol-Myers Squibb Co	288,788	17,047,156
Celgene Corp *	138,342	15,474,936
Cerner Corp *	138,164	8,933,684
Covidien PLC (Ireland)	118,922	12,163,342
CR Bard Inc	27,138	4,521,733
Gilead Sciences Inc *	88,504	8,342,387
Isis Pharmaceuticals Inc *	31,048	1,916,903
McKesson Corp	69,684	14,465,005
Merck & Co Inc	85,169	4,836,747
Puma Biotechnology Inc *	17,228	3,260,744
Receptos Inc *	15,743	1,928,675
Regeneron Pharmaceuticals Inc *	33,711	13,829,938
The Cooper Cos Inc	25,145	4,075,753
Thermo Fisher Scientific Inc	198,568	24,878,585
Valeant Pharmaceuticals International Inc * (Canada)	48,780	6,980,906
Vertex Pharmaceuticals Inc *	43,178	5,129,546
Zoetis Inc	124,823	5,371,134

		227,608,988

Industrials - 9.1%

AMETEK Inc	205,632	10,822,412
Canadian Pacific Railway Ltd (NYSE) (Canada)	9,788	1,886,050
Colfax Corp *	110,808	5,714,369
Danaher Corp	304,730	26,118,408
Equifax Inc	23,114	1,869,229
Honeywell International Inc	95,706	9,562,943
Kansas City Southern	30,985	3,781,099
Precision Castparts Corp	50,636	12,197,200
Roper Industries Inc	68,875	10,768,606
Union Pacific Corp	83,474	9,944,258
United Parcel Service Inc ‘B’	45,864	5,098,701
Verisk Analytics Inc ‘A’ *	53,199	3,407,396

		101,170,671

Information Technology - 26.8%

Adobe Systems Inc *	126,133	9,169,869
Alibaba Group Holding Ltd ADR * (Cayman)	9,779	1,016,429
Altera Corp	103,309	3,816,235
Apple Inc	323,953	35,757,932
Avago Technologies Ltd (Singapore)	27,314	2,747,515
Broadcom Corp ‘A’	116,227	5,036,116
Citrix Systems Inc *	17,783	1,134,555
Cognizant Technology Solutions Corp ‘A’ *	292,743	15,415,846
EMC Corp	714,759	21,256,933
Facebook Inc ‘A’ *	356,508	27,814,754
FleetCor Technologies Inc *	79,002	11,748,387
Google Inc ‘A’ *	50,155	26,615,252
Google Inc ‘C’ *	45,275	23,832,760
LinkedIn Corp ‘A’ *	50,620	11,627,920
MasterCard Inc ‘A’	293,023	25,246,862
Oracle Corp	307,952	13,848,602
salesforce.com Inc *	260,560	15,453,814
Twitter Inc *	82,517	2,959,885
Visa Inc ‘A’	137,054	35,935,559
Yahoo! Inc *	133,085	6,722,123

		297,157,348

Materials - 3.3%

Airgas Inc	35,091	4,041,781
Ecolab Inc	30,751	3,214,095
Monsanto Co	101,036	12,070,771
The Sherwin-Williams Co	63,860	16,797,734

		36,124,381

Total Common Stocks (Cost $882,986,196)		1,089,132,457

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.0%

Commercial Paper - 0.5%

HSBC USA Inc
0.051% due 01/02/15	$5,481,000	$5,480,973

Repurchase Agreement - 1.5%

State Street Bank & Trust Co 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $16,161,617; collateralized by Freddie Mac: 2.000% due 01/30/23 and value $16,486,677)	16,161,617	16,161,617

Total Short-Term Investments (Cost $21,642,609)		21,642,590

TOTAL INVESTMENTS - 100.2% (Cost $904,628,805)		1,110,775,047

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,048,726)

NET ASSETS - 100.0%		$1,108,726,321

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	26.8%
Consumer Discretionary	21.2%
Health Care	20.5%
Industrials	9.1%
Financials	8.0%
Consumer Staples	6.8%
Materials	3.3%
Others (each less than 3.0%)	4.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$235,060,742	$229,119,803	$5,940,939	$-
	Consumer Staples	74,905,159	65,342,913	9,562,246	-
	Energy	28,164,293	28,164,293	-	-
	Financials	88,940,875	88,940,875	-	-
	Health Care	227,608,988	227,608,988	-	-
	Industrials	101,170,671	101,170,671	-	-
	Information Technology	297,157,348	297,157,348	-	-
	Materials	36,124,381	36,124,381	-	-

		1,089,132,457	1,073,629,272	15,503,185	-
	Short-Term Investments	21,642,590	-	21,642,590	-

	Total	$1,110,775,047	$1,073,629,272	$37,145,775	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 99.7%

Consumer Discretionary - 23.2%

Delphi Automotive PLC (United Kingdom)	130,159	$9,465,162
Dollar General Corp *	368,609	26,060,656
Liberty Global PLC ‘A’ * (United Kingdom)	834,373	41,889,696
lululemon athletica Inc *	317,287	17,701,442
Michael Kors Holdings Ltd * (United Kingdom)	239,767	18,006,502
Netflix Inc *	77,064	26,325,833
Starbucks Corp	244,326	20,046,948
The Home Depot Inc	140,341	14,731,595
The Walt Disney Co	210,253	19,803,730
Time Warner Inc	212,011	18,109,980
TripAdvisor Inc *	430,513	32,142,101
Twenty-First Century Fox Inc ‘A’	1,287,695	49,453,926
Wynn Resorts Ltd	72,930	10,849,067

		304,586,638

Consumer Staples - 2.9%

Constellation Brands Inc ‘A’ *	81,026	7,954,322
CVS Health Corp	96,486	9,292,567
The Hershey Co	103,600	10,767,148
Whole Foods Market Inc	207,549	10,464,620

		38,478,657

Energy - 2.8%

Concho Resources Inc *	221,033	22,048,042
Pioneer Natural Resources Co	62,398	9,287,942
Range Resources Corp	99,226	5,303,630

		36,639,614

Financials - 4.9%

Berkshire Hathaway Inc ‘B’ *	87,293	13,107,044
Crown Castle International Corp REIT	170,303	13,402,846
Discover Financial Services	283,672	18,577,679
Moody’s Corp	197,653	18,937,134

		64,024,703

Health Care - 22.7%

AbbVie Inc	834,826	54,631,013
athenahealth Inc *	73,963	10,776,409
Express Scripts Holding Co *	316,776	26,821,424
Gilead Sciences Inc *	138,878	13,090,640
Humana Inc	82,172	11,802,364
Intuitive Surgical Inc *	17,889	9,462,208
Mallinckrodt PLC * (Ireland)	109,094	10,803,579
Perrigo Co PLC (Ireland)	168,769	28,211,426
Regeneron Pharmaceuticals Inc *	61,338	25,163,915
United Therapeutics Corp *	261,191	33,821,623
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	286,558	41,009,315
Vertex Pharmaceuticals Inc *	281,622	33,456,694

		299,050,610

Industrials - 7.0%

Precision Castparts Corp	113,687	27,384,925
Spirit Airlines Inc *	318,016	24,035,649
Union Pacific Corp	346,362	41,262,105

		92,682,679

Information Technology - 35.6%

Alibaba Group Holding Ltd ADR * (Cayman)	210,184	21,846,525
Alliance Data Systems Corp *	110,527	31,616,248
Apple Inc	529,461	58,441,905
Baidu Inc ADR * (Cayman)	141,577	32,275,309
Facebook Inc ‘A’ *	752,472	58,707,866
Google Inc ‘A’ *	64,829	34,402,157
LinkedIn Corp ‘A’ *	151,268	34,747,772

	Shares	Value
Oracle Corp	270,678	$12,172,390
salesforce.com Inc *	639,629	37,936,396
Splunk Inc *	86,179	5,080,252
Visa Inc ‘A’	236,172	61,924,298
VMware Inc ‘A’ *	188,815	15,581,014
Workday Inc ‘A’ *	160,172	13,071,637
Yahoo! Inc *	994,947	50,254,773

		468,058,542

Materials - 0.6%

Ecolab Inc	75,375	7,878,195

Total Common Stocks (Cost $1,143,689,660)		1,311,399,638

	Principal Amount

SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $1,102,427; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $1,125,600)	$1,102,427	1,102,427

Total Short-Term Investment (Cost $1,102,427)		1,102,427

TOTAL INVESTMENTS - 99.8% (Cost $1,144,792,087)		1,312,502,065

OTHER ASSETS & LIABILITIES, NET - 0.2%		3,079,019

NET ASSETS - 100.0%		$1,315,581,084

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	35.6%
Consumer Discretionary	23.2%
Health Care	22.7%
Industrials	7.0%
Financials	4.9%
Others (each less than 3.0%)	6.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,311,399,638	$1,311,399,638	$-	$-
	Short-Term Investment	1,102,427	-	1,102,427	-

	Total	$1,312,502,065	$1,311,399,638	$1,102,427	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 16.7%

DISH Network Corp ‘A’ *	1,184,383	$86,329,677
SES SA FDR ‘A’ (Luxembourg)	645,233	23,145,194
Target Corp	702,996	53,364,426
The Home Depot Inc	476,244	49,991,333
Time Warner Cable Inc	380,244	57,819,903
Time Warner Inc	896,987	76,620,629
Twenty-First Century Fox Inc ‘B’	1,398,826	51,602,691

		398,873,853

Consumer Staples - 11.7%

Altria Group Inc	569,779	28,073,011
Anheuser-Busch InBev NV ADR (Belgium)	240,012	26,958,148
CVS Health Corp	986,328	94,993,250
Kimberly-Clark Corp	323,021	37,321,846
Lorillard Inc	670,313	42,189,500
Philip Morris International Inc	609,879	49,674,645

		279,210,400

Energy - 9.8%

Chevron Corp	457,365	51,307,206
Exxon Mobil Corp	595,964	55,096,872
Halliburton Co	1,083,742	42,623,573
National Oilwell Varco Inc	587,714	38,512,898
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	370,840	24,827,738
Suncor Energy Inc (NYSE) (Canada)	646,659	20,550,823

		232,919,110

Financials - 26.0%

American Express Co	573,103	53,321,503
American Tower Corp REIT	320,075	31,639,414
Capital One Financial Corp	358,567	29,599,706
Citigroup Inc	766,745	41,488,572
JPMorgan Chase & Co	1,393,661	87,215,305
Marsh & McLennan Cos Inc	636,699	36,444,651
MetLife Inc	544,801	29,468,286
State Street Corp	559,594	43,928,129
Synchrony Financial *	1,015,346	30,206,543
The Bank of New York Mellon Corp	679,132	27,552,385
The Progressive Corp	516,658	13,944,599
The Travelers Cos Inc	429,315	45,442,993
US Bancorp	1,412,734	63,502,393
Wells Fargo & Co	1,577,508	86,478,989

		620,233,468

Health Care - 9.7%

Amgen Inc	293,017	46,674,678
Anthem Inc	345,614	43,433,311
Johnson & Johnson	392,280	41,020,720
Merck & Co Inc	810,506	46,028,636
Novartis AG ADR (Switzerland)	280,567	25,997,338
Teva Pharmaceutical Industries Ltd ADR (Israel)	494,069	28,413,908

		231,568,591

Industrials - 8.7%

General Electric Co	2,187,316	55,273,476
Honeywell International Inc	603,060	60,257,755
Illinois Tool Works Inc	509,679	48,266,601
United Technologies Corp	378,288	43,503,120

		207,300,952

Information Technology - 9.9%

EMC Corp	1,436,195	42,712,439
International Business Machines Corp	118,498	19,011,819
Microsoft Corp	752,378	34,947,958

	Shares	Value
Motorola Solutions Inc	543,310	$36,445,235
Nuance Communications Inc *	1,839,399	26,248,224
TE Connectivity Ltd (Switzerland)	660,844	41,798,383
Xerox Corp	2,410,065	33,403,501

		234,567,559

Materials - 3.8%

Air Products & Chemicals Inc	169,290	24,416,697
Crown Holdings Inc *	810,747	41,267,022
Martin Marietta Materials Inc	230,365	25,413,867

		91,097,586

Telecommunication Services - 1.0%

Vodafone Group PLC ADR (United Kingdom)	687,182	23,481,009

Utilities - 1.7%

Sempra Energy	366,377	40,799,743

Total Common Stocks (Cost $1,603,782,117)		2,360,052,271

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Bank of America Corp 0.040% due 01/02/15 (Dated 12/31/14, repurchase price of $24,863,055; collateralized by U.S. Treasury Notes: 3.750% due 11/15/43 and value $25,360,256)	$24,863,000	24,863,000

Total Short-Term Investment (Cost $24,863,000)		24,863,000

TOTAL INVESTMENTS - 100.0% (Cost $1,628,645,117)		2,384,915,271

OTHER ASSETS & LIABILITIES, NET - 0.0%		137,892

NET ASSETS - 100.0%		$2,385,053,163

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	26.0%
Consumer Discretionary	16.7%
Consumer Staples	11.7%
Information Technology	9.9%
Energy	9.8%
Health Care	9.7%
Industrials	8.7%
Materials	3.8%
Others (each less than 3.0%)	3.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$398,873,853	$375,728,659	$23,145,194	$-
	Consumer Staples	279,210,400	279,210,400	-	-
	Energy	232,919,110	232,919,110	-	-
	Financials	620,233,468	620,233,468	-	-
	Health Care	231,568,591	231,568,591	-	-
	Industrials	207,300,952	207,300,952	-	-
	Information Technology	234,567,559	234,567,559	-	-
	Materials	91,097,586	91,097,586	-	-
	Telecommunication Services	23,481,009	23,481,009	-	-
	Utilities	40,799,743	40,799,743	-	-

		2,360,052,271	2,336,907,077	23,145,194	-
	Short-Term Investment	24,863,000	-	24,863,000	-

	Total	$2,384,915,271	$2,336,907,077	$48,008,194	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 135.7%

Consumer Discretionary - 22.2%

AutoNation Inc * †	130,270	$7,869,611
AutoZone Inc * †	8,740	5,411,021
Carnival Corp (Panama)	31,860	1,444,214
CBS Corp ‘B’ †	182,765	10,114,215
Charter Communications Inc ‘A’ *	31,120	5,185,214
Comcast Corp ‘A’	165,709	9,612,779
DISH Network Corp ‘A’ *	183,410	13,368,755
Dollar General Corp *	190,490	13,467,643
Dollar Tree Inc *	55,350	3,895,533
DR Horton Inc †	116,690	2,951,090
Dunkin’ Brands Group Inc †	32,350	1,379,728
Expedia Inc	48,900	4,174,104
General Motors Co	691,249	24,131,503
Harman International Industries Inc †	119,695	12,772,653
Johnson Controls Inc †	76,570	3,701,394
Kohl’s Corp †	96,460	5,887,918
Lowe’s Cos Inc	495,270	34,074,576
lululemon athletica Inc * †	64,279	3,586,125
Macy’s Inc †	181,350	11,923,762
Magna International Inc (NYSE) (Canada)	83,130	9,035,400
NVR Inc * †	2,622	3,343,915
PulteGroup Inc †	174,220	3,738,761
PVH Corp †	25,450	3,261,927
Ralph Lauren Corp †	70,250	13,007,490
Royal Caribbean Cruises Ltd † (Liberia)	169,433	13,966,362
Starbucks Corp †	68,450	5,616,322
Starwood Hotels & Resorts Worldwide Inc †	25,400	2,059,178
The Home Depot Inc	105,410	11,064,888
The Priceline Group Inc * †	7,560	8,619,988
The TJX Cos Inc	206,590	14,167,942
The Walt Disney Co	2,050	193,090
Tiffany & Co †	4,680	500,105
Time Warner Cable Inc	26,190	3,982,451
Time Warner Inc †	449,806	38,422,429
Toll Brothers Inc * †	89,280	3,059,626
Twenty-First Century Fox Inc ‘A’ †	521,770	20,038,577
Twenty-First Century Fox Inc ‘B’ †	61,150	2,255,824
VF Corp †	9,620	720,538
Yum! Brands Inc †	68,570	4,995,324

		337,001,975

Consumer Staples - 8.5%

Archer-Daniels-Midland Co †	44,280	2,302,560
Campbell Soup Co	24,410	1,074,040
Coca-Cola Enterprises Inc	154,600	6,836,412
Colgate-Palmolive Co †	56,120	3,882,943
Constellation Brands Inc ‘A’ *	210,310	20,646,133
Costco Wholesale Corp †	21,240	3,010,770
CVS Health Corp	74,430	7,168,353
Energizer Holdings Inc	38,760	4,982,986
General Mills Inc †	86,040	4,588,513
Kellogg Co †	17,840	1,167,450
Keurig Green Mountain Inc	5,020	664,623
Kimberly-Clark Corp †	46,120	5,328,705
Molson Coors Brewing Co ‘B’ †	244,620	18,229,082
Mondelez International Inc ‘A’ †	373,967	13,584,351
Philip Morris International Inc	121,310	9,880,699
The Coca-Cola Co	195,588	8,257,725
The Estee Lauder Cos Inc ‘A’ †	36,610	2,789,682
The JM Smucker Co †	3,420	345,352
The Procter & Gamble Co	153,027	13,939,229

		128,679,608

Energy - 9.0%

Anadarko Petroleum Corp	51,460	4,245,450
Baker Hughes Inc	266,270	14,929,759

	Shares	Value
California Resources Corp * †	126,858	$698,988
Cheniere Energy Inc *	11,070	779,328
Chevron Corp †	47,708	5,351,883
Concho Resources Inc *	4,400	438,900
CONSOL Energy Inc †	28,400	960,204
Ensco PLC ‘A’ † (United Kingdom)	79,260	2,373,837
EOG Resources Inc †	18,320	1,686,722
EQT Corp †	29,160	2,207,412
Exxon Mobil Corp	94,616	8,747,249
Halliburton Co †	199,800	7,858,134
Hess Corp †	29,010	2,141,518
Kinder Morgan Inc †	19,750	835,623
Marathon Oil Corp †	295,910	8,371,294
Marathon Petroleum Corp	22,380	2,020,019
Nabors Industries Ltd (Bermuda)	401,570	5,212,379
National Oilwell Varco Inc †	59,630	3,907,554
Noble Corp PLC † (United Kingdom)	40,990	679,204
Occidental Petroleum Corp †	350,257	28,234,217
Phillips 66 †	38,440	2,756,148
Pioneer Natural Resources Co	1,700	253,045
Schlumberger Ltd † (Netherlands)	290,445	24,806,907
Southwestern Energy Co * †	49,080	1,339,393
Tesoro Corp †	13,240	984,394
TransCanada Corp (NYSE) (Canada)	48,070	2,360,237
Transocean Ltd † (Switzerland)	58,220	1,067,173
Weatherford International PLC * † (Ireland)	206,230	2,361,333

		137,608,304

Financials - 23.9%

ACE Ltd † (Switzerland)	292,610	33,615,037
Affiliated Managers Group Inc *	10,520	2,232,765
Aflac Inc †	25,180	1,538,246
Ally Financial Inc *	72,510	1,712,686
American International Group Inc	62,710	3,512,387
Ameriprise Financial Inc	32,390	4,283,578
AvalonBay Communities Inc REIT †	33,950	5,547,090
Axis Capital Holdings Ltd † (Bermuda)	75,660	3,865,469
Bank of America Corp †	1,654,774	29,603,907
BB&T Corp	39,857	1,550,039
Berkshire Hathaway Inc ‘B’ * †	43,860	6,585,579
BlackRock Inc †	25,570	9,142,809
Boston Properties Inc REIT †	29,450	3,789,921
Capital One Financial Corp	58,120	4,797,806
Citigroup Inc	512,366	27,724,124
Cullen/Frost Bankers Inc †	9,280	655,539
DDR Corp REIT †	150,310	2,759,692
Everest Re Group Ltd † (Bermuda)	29,560	5,034,068
General Growth Properties Inc REIT †	70,050	1,970,507
Highwoods Properties Inc REIT †	109,170	4,834,048
Intercontinental Exchange Inc	9,000	1,973,610
Invesco Ltd † (Bermuda)	604,938	23,907,150
Legg Mason Inc	124,290	6,633,357
Lincoln National Corp	7,670	442,329
Marsh & McLennan Cos Inc	228,560	13,082,774
MetLife Inc	214,920	11,625,023
Mid-America Apartment Communities Inc REIT †	62,280	4,651,070
Morgan Stanley †	891,933	34,607,000
Omega Healthcare Investors Inc REIT †	52,090	2,035,156
Prologis Inc REIT	130,290	5,606,379
Prudential Financial Inc	44,270	4,004,664
Regency Centers Corp REIT	11,640	742,399
Santander Consumer USA Holdings Inc	109,720	2,151,609
Simon Property Group Inc REIT †	30,770	5,603,525
State Street Corp	91,310	7,167,835
SunTrust Banks Inc †	19,700	825,430
SVB Financial Group *	41,180	4,779,763
TD Ameritrade Holding Corp †	55,099	1,971,442
The Bank of New York Mellon Corp	56,760	2,302,753
The Charles Schwab Corp †	256,220	7,735,282

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
The Goldman Sachs Group Inc	111,431	$21,598,671
The Hartford Financial Services Group Inc †	13,990	583,243
Vornado Realty Trust REIT	7,850	924,024
Weingarten Realty Investors REIT †	55,520	1,938,758
Wells Fargo & Co	671,654	36,820,072
Willis Group Holdings PLC (Ireland)	44,772	2,006,233
XL Group PLC (Ireland)	83,750	2,878,488

		363,353,336

Health Care - 18.4%

Abbott Laboratories †	69,810	3,142,846
Actavis PLC * † (Ireland)	10,770	2,772,306
Aetna Inc †	160,520	14,258,992
Alexion Pharmaceuticals Inc *	41,680	7,712,051
Allergan Inc	6,390	1,358,450
Allscripts Healthcare Solutions Inc * †	36,860	470,702
Becton Dickinson and Co †	19,880	2,766,501
Biogen Idec Inc * †	84,889	28,815,571
Boston Scientific Corp *	1,842,290	24,410,343
Bristol-Myers Squibb Co	249,710	14,740,381
Celgene Corp * †	68,026	7,609,388
Cerner Corp * †	6,570	424,816
Cigna Corp †	123,710	12,730,996
Covidien PLC (Ireland)	13,560	1,386,917
Gilead Sciences Inc *	162,620	15,328,561
Humana Inc	66,059	9,488,054
Johnson & Johnson	551,640	57,684,995
McKesson Corp	47,850	9,932,703
Merck & Co Inc	268,549	15,250,898
Perrigo Co PLC † (Ireland)	9,120	1,524,499
Stryker Corp †	104,591	9,866,069
UnitedHealth Group Inc	333,270	33,690,264
Vertex Pharmaceuticals Inc *	43,300	5,144,040

		280,510,343

Industrials - 14.9%

Canadian Pacific Railway Ltd (NYSE) (Canada)	8,630	1,662,915
CSX Corp	352,880	12,784,842
Danaher Corp	75,950	6,509,674
Delta Air Lines Inc	213,700	10,511,903
Eaton Corp PLC (Ireland)	59,800	4,064,008
Emerson Electric Co †	187,690	11,586,104
Fluor Corp	372,381	22,577,460
Fortune Brands Home & Security Inc †	129,074	5,843,180
General Dynamics Corp	18,930	2,605,147
Honeywell International Inc	405,524	40,519,958
Ingersoll-Rand PLC (Ireland)	63,710	4,038,577
L-3 Communications Holdings Inc	37,770	4,766,952
Masco Corp †	165,170	4,162,284
Norfolk Southern Corp †	12,750	1,397,528
Northrop Grumman Corp	23,080	3,401,761
PACCAR Inc †	322,068	21,903,845
Pall Corp	13,500	1,366,335
Precision Castparts Corp †	14,290	3,442,175
SPX Corp	28,010	2,406,619
Union Pacific Corp	121,440	14,467,147
United Continental Holdings Inc * †	243,717	16,302,230
United Technologies Corp	266,380	30,633,700

		226,954,344

Information Technology - 27.2%

Accenture PLC ‘A’ † (Ireland)	206,730	18,463,056
Adobe Systems Inc * †	184,140	13,386,978
Alliance Data Systems Corp * †	45,000	12,872,250
Apple Inc	597,781	65,983,067
Applied Materials Inc †	183,635	4,576,184
Avago Technologies Ltd † (Singapore)	353,602	35,568,825
Broadcom Corp ‘A’	383,340	16,610,122
Citrix Systems Inc * †	49,638	3,166,904

	Shares	Value
Cognizant Technology Solutions Corp ‘A’ *	196,720	$10,359,275
Facebook Inc ‘A’ *	277,830	21,676,297
Fidelity National Information Services Inc	150,770	9,377,894
Freescale Semiconductor Ltd * (Bermuda)	146,931	3,707,069
Google Inc ‘A’ *	43,113	22,878,345
Google Inc ‘C’ *	37,803	19,899,499
Hewlett-Packard Co	385,320	15,462,892
International Business Machines Corp	30,660	4,919,091
KLA-Tencor Corp †	188,790	13,275,713
Lam Research Corp	368,691	29,251,944
LinkedIn Corp ‘A’ * †	2,610	599,543
Marvell Technology Group Ltd (Bermuda)	94,440	1,369,380
Microsoft Corp	800,923	37,202,873
Oracle Corp †	467,090	21,005,037
QUALCOMM Inc	179,748	13,360,669
TriQuint Semiconductor Inc *	58,310	1,606,441
Visa Inc ‘A’ †	49,380	12,947,436
VMware Inc ‘A’ * †	4,170	344,108
Western Digital Corp	29,300	3,243,510

		413,114,402

Materials - 5.8%

Albemarle Corp †	39,840	2,395,579
Alcoa Inc †	1,005,529	15,877,303
Axiall Corp †	67,636	2,872,501
Crown Holdings Inc * †	337,043	17,155,489
EI du Pont de Nemours & Co †	208,230	15,396,526
Martin Marietta Materials Inc	21,460	2,367,467
Sealed Air Corp †	68,600	2,910,698
The Dow Chemical Co †	123,025	5,611,170
The Mosaic Co	389,650	17,787,523
United States Steel Corp	232,222	6,209,616

		88,583,872

Telecommunication Services - 1.5%

T-Mobile US Inc *	32,500	875,550
Verizon Communications Inc	456,413	21,351,000

		22,226,550

Utilities - 4.3%

AGL Resources Inc †	134,160	7,313,061
Atmos Energy Corp	32,810	1,828,829
CenterPoint Energy Inc †	208,890	4,894,293
CMS Energy Corp	96,940	3,368,665
Dominion Resources Inc †	26,960	2,073,224
Edison International	91,240	5,974,395
Exelon Corp †	569,090	21,101,857
NextEra Energy Inc †	65,180	6,927,982
NiSource Inc †	86,150	3,654,483
PG&E Corp	69,290	3,689,000
PPL Corp †	66,630	2,420,668
Questar Corp †	59,870	1,513,514

		64,759,971

Total Common Stocks (Cost $1,833,933,541)		2,062,792,705

	Principal Amount

SHORT-TERM INVESTMENTS - 1.6%

U.S. Treasury Bills - 0.1%

0.027% due 05/28/15	$35,000	34,992
0.045% due 05/28/15	30,000	29,993
0.081% due 05/28/15	583,000	582,870

		647,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $23,448,153; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $23,924,025)	$23,448,153	$23,448,153

Total Short-Term Investments (Cost $24,095,953)		24,096,008

TOTAL INVESTMENTS - 137.3% (Cost $1,858,029,494)		2,086,888,713

TOTAL SECURITIES SOLD SHORT - (37.3%) (See Securities Sold Short)
(Proceeds $525,543,472)		(566,800,590)

OTHER ASSETS & LIABILITIES, NET - 0.0%		6,558

NET ASSETS - 100.0%		$1,520,094,681

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (37.3%)

Consumer Discretionary - (6.3%)

Advance Auto Parts Inc	10,490	($1,670,847)
Amazon.com Inc	20,690	(6,421,142)
AMC Networks Inc ‘A’	71,870	(4,583,150)
Autoliv Inc	15,370	(1,631,064)
Bed Bath & Beyond Inc	43,450	(3,309,587)
BorgWarner Inc	69,540	(3,821,223)
CarMax Inc	42,310	(2,817,000)
Chipotle Mexican Grill Inc	2,620	(1,793,416)
Darden Restaurants Inc	107,260	(6,288,654)
Ford Motor Co	270,210	(4,188,255)
Groupon Inc	135,720	(1,121,047)
Hasbro Inc	21,730	(1,194,933)
Hilton Worldwide Holdings Inc	98,260	(2,563,603)
Kohl’s Corp	13,220	(806,949)
Lennar Corp ‘A”	61,180	(2,741,476)
Macy’s Inc	19,890	(1,307,767)
Marriott International Inc ‘A’	32,820	(2,560,945)
Mattel Inc	95,130	(2,943,798)
McDonald’s Corp	33,270	(3,117,399)
Netflix Inc	24,340	(8,314,787)
NIKE Inc ‘B’	34,940	(3,359,481)
O’Reilly Automotive Inc	14,870	(2,864,259)
Omnicom Group Inc	10,900	(844,423)
Scripps Networks Interactive Inc ‘A’	76,330	(5,745,359)
Target Corp	94,430	(7,168,181)
The Walt Disney Co	8,910	(839,233)
Under Armour Inc ‘A’	128,990	(8,758,421)
Viacom Inc ‘B’	31,900	(2,400,475)

		(95,176,874)

Consumer Staples - (3.8%)

Altria Group Inc	27,790	(1,369,213)
Brown-Forman Corp ‘B’	45,507	(3,997,335)
Church & Dwight Co Inc	93,150	(7,341,152)
ConAgra Foods Inc	69,430	(2,518,920)
CVS Health Corp	7,530	(725,214)
Kraft Foods Group Inc	16,110	(1,009,453)
Mead Johnson Nutrition Co	35,037	(3,522,620)
Sysco Corp	182,800	(7,255,332)
The Boston Beer Co Inc ‘A’	15,330	(4,438,648)

	Shares	Value
The Clorox Co	24,420	($2,544,808)
The Hershey Co	41,850	(4,349,470)
The Kroger Co	30,590	(1,964,184)
Wal-Mart Stores Inc	32,970	(2,831,464)
Walgreens Boots Alliance	49,530	(3,774,186)
Whole Foods Market Inc	200,450	(10,106,689)

		(57,748,688)

Energy - (1.9%)

Cameron International Corp	18,890	(943,556)
ConocoPhillips	54,600	(3,770,676)
Enbridge Inc (NYSE) (Canada)	88,170	(4,532,820)
FMC Technologies Inc	22,500	(1,053,900)
Kinder Morgan Inc	31,540	(1,334,457)
Murphy Oil Corp	12,420	(627,458)
ONEOK Inc	110,450	(5,499,306)
Peabody Energy Corp	223,150	(1,727,181)
Spectra Energy Corp	123,950	(4,499,385)
Tenaris SA ADR (Luxembourg)	60,950	(1,841,300)
The Williams Cos Inc	38,760	(1,741,874)
WPX Energy Inc	130,410	(1,516,668)

		(29,088,581)

Financials - (6.1%)

American Express Co	26,310	(2,447,882)
Aon PLC (United Kingdom)	9,620	(912,265)
Arch Capital Group Ltd (Bermuda)	9,210	(544,311)
Associated Banc-Corp	44,060	(820,838)
BancorpSouth Inc	31,180	(701,862)
Bank of Hawaii Corp	9,250	(548,617)
Capital One Financial Corp	15,940	(1,315,847)
Citizens Financial Group Inc	63,590	(1,580,847)
CME Group Inc ‘A’	8,020	(710,973)
Comerica Inc	31,850	(1,491,854)
Discover Financial Services	20,600	(1,349,094)
Equity Residential REIT	29,140	(2,093,418)
Federal Realty Investment Trust REIT	32,150	(4,290,739)
Federated Investors Inc ‘B’	21,710	(714,910)
Franklin Resources Inc	32,670	(1,808,938)
HCP Inc REIT	37,350	(1,644,520)
Health Care REIT Inc	53,200	(4,025,644)
Home Properties Inc REIT	52,160	(3,421,696)
Hudson Pacific Properties Inc REIT	53,560	(1,610,014)
KeyCorp	104,160	(1,447,824)
Kimco Realty Corp REIT	57,820	(1,453,595)
M&T Bank Corp	35,790	(4,495,940)
Medical Properties Trust Inc REIT	121,120	(1,669,034)
Northern Trust Corp	53,580	(3,611,292)
PartnerRe Ltd (Bermuda)	3,710	(423,422)
People’s United Financial Inc	125,070	(1,898,563)
Principal Financial Group Inc	55,420	(2,878,515)
Signature Bank	5,090	(641,136)
SL Green Realty Corp REIT	8,330	(991,437)
SunTrust Banks Inc	90,930	(3,809,967)
Synovus Financial Corp	71,530	(1,937,748)
T Rowe Price Group Inc	31,900	(2,738,934)
The Allstate Corp	38,440	(2,700,410)
The Chubb Corp	8,130	(841,211)
The NASDAQ OMX Group Inc	6,270	(300,709)
The Progressive Corp	154,910	(4,181,021)
The Travelers Cos Inc	8,040	(851,034)
Torchmark Corp	136,425	(7,390,142)
UDR Inc REIT	21,650	(667,253)
US Bancorp	124,690	(5,604,815)
Valley National Bancorp	1	(10)
Ventas Inc REIT	102,510	(7,349,967)
WR Berkley Corp	32,180	(1,649,547)
Zions Bancorp	61,720	(1,759,637)

		(93,327,432)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Health Care - (3.0%)

AbbVie Inc	28,510	($1,865,694)
Allscripts Healthcare Solutions Inc	275,100	(3,513,027)
AmerisourceBergen Corp	22,470	(2,025,895)
Amgen Inc	9,410	(1,498,919)
Anthem Inc	39,015	(4,903,015)
athenahealth Inc	24,540	(3,575,478)
Baxter International Inc	84,410	(6,186,409)
Cardinal Health Inc	29,310	(2,366,196)
Covidien PLC (Ireland)	6,990	(714,937)
CR Bard Inc	4,810	(801,442)
DaVita HealthCare Partners Inc	28,930	(2,191,158)
Eli Lilly & Co	11,400	(786,486)
Express Scripts Holding Co	59,800	(5,063,266)
Isis Pharmaceuticals Inc	9,790	(604,435)
Medidata Solutions Inc	18,970	(905,818)
Pfizer Inc	98,010	(3,053,012)
Premier Inc ‘A’	30,840	(1,034,065)
Regeneron Pharmaceuticals Inc	2,440	(1,001,010)
Varian Medical Systems Inc	19,060	(1,648,881)
Zimmer Holdings Inc	17,270	(1,958,763)

		(45,697,906)

Industrials - (5.2%)

3M Co	29,290	(4,812,933)
American Airlines Group Inc	33,740	(1,809,476)
Caterpillar Inc	41,400	(3,789,342)
CH Robinson Worldwide Inc	33,260	(2,490,841)
Danaher Corp	11,250	(964,238)
Deere & Co	13,930	(1,232,387)
Dover Corp	74,046	(5,310,579)
Fastenal Co	109,140	(5,190,698)
General Electric Co	153,263	(3,872,956)
Illinois Tool Works Inc	14,220	(1,346,634)
Kansas City Southern	23,850	(2,910,416)
Lockheed Martin Corp	37,248	(7,172,847)
Norfolk Southern Corp	15,460	(1,694,571)
Raytheon Co	30,179	(3,264,462)
Rockwell Automation Inc	67,620	(7,519,344)
Southwest Airlines Co	96,691	(4,091,963)
Textron Inc	41,450	(1,745,460)
The ADT Corp	120,200	(4,354,846)
The Advisory Board Co	37,800	(1,851,444)
The Boeing Co	64,960	(8,443,501)
United Parcel Service Inc ‘B’	28,230	(3,138,329)
Werner Enterprises Inc	54,730	(1,704,840)

		(78,712,107)

Information Technology - (6.0%)

Advanced Micro Devices Inc	2,037,380	(5,439,805)
Altera Corp	267,890	(9,895,857)
Analog Devices Inc	59,890	(3,325,093)
Atmel Corp	223,610	(1,877,206)
Automatic Data Processing Inc	3,480	(290,128)
Cisco Systems Inc	29,900	(831,668)
EMC Corp	28,300	(841,642)
Fiserv Inc	30,660	(2,175,940)
Global Payments Inc	28,700	(2,316,951)
Intel Corp	129,450	(4,697,741)
Intuit Inc	5,110	(471,091)
Juniper Networks Inc	45,750	(1,021,140)
Linear Technology Corp	127,960	(5,834,976)
LinkedIn Corp ‘A’	11,360	(2,609,506)
MasterCard Inc ‘A’	19,700	(1,697,352)
Maxim Integrated Products Inc	195,960	(6,245,245)
NVIDIA Corp	520,007	(10,426,140)
Pandora Media Inc	53,820	(959,611)
Paychex Inc	52,820	(2,438,699)
Red Hat Inc	3,680	(254,435)

	Shares	Value
salesforce.com Inc	89,710	($5,320,700)
Seagate Technology PLC (Ireland)	85,730	(5,701,045)
Splunk Inc	77,000	(4,539,150)
Total System Services Inc	104,900	(3,562,404)
Twitter Inc	120,120	(4,308,704)
Vantiv Inc ‘A’	45,260	(1,535,219)
Workday Inc ‘A’	23,780	(1,940,686)

		(90,558,134)

Materials - (2.4%)

Air Products & Chemicals Inc	28,420	(4,099,017)
Ball Corp	28,512	(1,943,663)
Bemis Co Inc	75,010	(3,391,202)
Cabot Corp	23,230	(1,018,868)
Compass Minerals International Inc	4,680	(406,364)
Eastman Chemical Co	27,240	(2,066,426)
Ecolab Inc	36,190	(3,782,579)
Freeport-McMoRan Inc	29,061	(678,865)
LyondellBasell Industries NV ‘A’ (Netherlands)	35,810	(2,842,956)
MeadWestvaco Corp	55,380	(2,458,318)
Monsanto Co	5,640	(673,811)
Nucor Corp	21,900	(1,074,195)
OM Group Inc	95,890	(2,857,522)
Praxair Inc	43,550	(5,642,338)
The Valspar Corp	24,330	(2,104,058)
Vulcan Materials Co	20,530	(1,349,437)

		(36,389,619)

Telecommunication Services - (0.7%)

AT&T Inc	256,270	(8,608,109)
Sprint Corp	269,450	(1,118,217)
T-Mobile US Inc	56,140	(1,512,412)

		(11,238,738)

Utilities - (1.9%)

Ameren Corp	29,780	(1,373,751)
Aqua America Inc	107,420	(2,868,114)
Consolidated Edison Inc	47,770	(3,153,298)
Duke Energy Corp	9,900	(827,046)
Entergy Corp	14,100	(1,233,468)
National Fuel Gas Co	44,420	(3,088,523)
Northeast Utilities	17,470	(934,994)
SCANA Corp	84,705	(5,116,182)
The Southern Co	190,230	(9,342,195)
Xcel Energy Inc	25,750	(924,940)

		(28,862,511)

Total Common Stocks (Proceeds $525,543,472)		(566,800,590)

TOTAL SECURITIES SOLD SHORT - (37.3%) (Proceeds $525,543,472)		($566,800,590)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

	Long		Short		Net Exposure
Information Technology	27.2%		(6.0%	)	21.2%
Financials	23.9%		(6.1%	)	17.8%
Consumer Discretionary	22.2%		(6.3%	)	15.9%
Health Care	18.4%		(3.0%	)	15.4%
Industrials	14.9%		(5.2%	)	9.7%
Energy	9.0%		(1.9%	)	7.1%
Consumer Staples	8.5%		(3.8%	)	4.7%
Materials	5.8%		(2.4%	)	3.4%
Others (each less than 3.0%)	7.4%		(2.6%	)	4.8%

	137.3%		(37.3%	)	100.0%

Securities sold short	(37.3%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	The portfolio engages in securities lending to help achieve its stated investment objective. The Trust, on behalf of the portfolio, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the portfolio, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. As of December 31, 2014, the total value of securities out on loan was $466,303,689, and the cash collateral was $480,596,082 (See Note 8 in Notes to Financial Statements).

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/15)	172	$388,784

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks - Long (1)	$2,062,792,705	$2,062,792,705	$-	$-
	Short-Term Investments	24,096,008	-	24,096,008	-
	Derivatives:
	Equity Contracts
	Futures	388,784	388,784	-	-

	Total Assets	2,087,277,497	2,063,181,489	24,096,008	-

Liabilities	Common Stocks - Short (1)	(566,800,590)	(566,800,590)	-	-

	Total Liabilities	(566,800,590)	(566,800,590)	-	-

	Total	$1,520,476,907	$1,496,380,899	$24,096,008	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 98.1%

Consumer Discretionary - 12.7%

AutoZone Inc *	50,591	$31,321,394
Comcast Corp ‘A’	808,500	46,901,085
Delphi Automotive PLC (United Kingdom)	363,860	26,459,899
Dunkin’ Brands Group Inc	184,500	7,868,925
General Motors Co	604,620	21,107,284
PVH Corp	77,295	9,906,900
The Home Depot Inc	302,090	31,710,388
The TJX Cos Inc	179,127	12,284,530
Twenty-First Century Fox Inc ‘A’	364,625	14,003,423

		201,563,828

Consumer Staples - 9.8%

Diageo PLC (United Kingdom)	1,091,631	31,309,232
Henkel AG & Co KGaA (Germany)	377,254	36,735,285
Mondelez International Inc ‘A’	1,336,160	48,536,012
Philip Morris International Inc	491,373	40,022,331

		156,602,860

Energy - 6.9%

Chevron Corp	342,882	38,464,503
National Oilwell Varco Inc	592,579	38,831,702
Noble Energy Inc	682,702	32,380,556

		109,676,761

Financials - 16.7%

American International Group Inc	557,327	31,215,885
CIT Group Inc	414,046	19,803,820
Citigroup Inc	1,013,171	54,822,683
CME Group Inc ‘A’	379,200	33,616,080
Digital Realty Trust Inc REIT	89,590	5,939,817
Discover Financial Services	396,076	25,939,017
Genworth Financial Inc ‘A’ *	1,207,512	10,263,852
JPMorgan Chase & Co	490,409	30,689,795
Lincoln National Corp	212,887	12,277,194
Marsh & McLennan Cos Inc	352,305	20,165,938
McGraw Hill Financial Inc	244,411	21,747,691

		266,481,772

Health Care - 14.9%

AbbVie Inc	456,442	29,869,564
Actavis PLC * (Ireland)	162,930	41,939,811
Bristol-Myers Squibb Co	438,510	25,885,245
Express Scripts Holding Co *	379,436	32,126,846
Gilead Sciences Inc *	281,840	26,566,238
HCA Holdings Inc *	351,950	25,829,611
Salix Pharmaceuticals Ltd *	103,370	11,881,348
UnitedHealth Group Inc	247,450	25,014,721
Zoetis Inc	412,567	17,752,758

		236,866,142

Industrials - 12.2%

Canadian National Railway Co (NYSE) (Canada)	295,835	20,385,990
CSX Corp	196,580	7,122,093
Deere & Co	464,790	41,119,971
General Electric Co	1,785,160	45,110,993
Nielsen NV (Netherlands)	393,420	17,597,677
Norfolk Southern Corp	63,220	6,929,544
Republic Services Inc	376,630	15,159,358
Tyco International PLC (Ireland)	914,088	40,091,900

		193,517,526

Information Technology - 19.4%

Amdocs Ltd (United Kingdom)	582,925	27,196,366
Apple Inc	580,164	64,038,502

	Shares	Value
Applied Materials Inc	825,250	$20,565,230
eBay Inc *	659,835	37,029,940
Facebook Inc ‘A’ *	365,187	28,491,890
Google Inc ‘A’ *	39,483	20,952,049
Google Inc ‘C’ *	80,536	42,394,150
MasterCard Inc ‘A’	373,562	32,186,102
Western Digital Corp	142,478	15,772,315
Xerox Corp	1,460,610	20,244,054

		308,870,598

Materials - 2.1%

Teck Resources Ltd ‘B’ (NYSE) (Canada)	413,100	5,634,684
Vulcan Materials Co	415,685	27,322,975

		32,957,659

Telecommunication Services - 1.6%

Verizon Communications Inc	540,412	25,280,473

Utilities - 1.8%

Exelon Corp	721,602	26,757,002
ITC Holdings Corp	42,060	1,700,486

		28,457,488

Total Common Stocks (Cost $1,320,812,441)		1,560,275,107

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $30,515,921; collateralized by U.S. Treasury Notes: 2.000% - 2.125% due 09/30/21 - 10/31/21 and value $31,128,725)	$30,515,921	30,515,921

Total Short-Term Investment (Cost $30,515,921)		30,515,921

TOTAL INVESTMENTS - 100.0% (Cost $1,351,328,362)		1,590,791,028

OTHER ASSETS & LIABILITIES, NET - 0.0%		103,501

NET ASSETS - 100.0%		$1,590,894,529

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.4%
Financials	16.7%
Health Care	14.9%
Consumer Discretionary	12.7%
Industrials	12.2%
Consumer Staples	9.8%
Energy	6.9%
Others (each less than 3.0%)	7.4%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$201,563,828	$201,563,828	$-	$-
	Consumer Staples	156,602,860	88,558,343	68,044,517	-
	Energy	109,676,761	109,676,761	-	-
	Financials	266,481,772	266,481,772	-	-
	Health Care	236,866,142	236,866,142	-	-
	Industrials	193,517,526	193,517,526	-	-
	Information Technology	308,870,598	308,870,598	-	-
	Materials	32,957,659	32,957,659	-	-
	Telecommunication Services	25,280,473	25,280,473	-	-
	Utilities	28,457,488	28,457,488	-	-

		1,560,275,107	1,492,230,590	68,044,517	-
	Short-Term Investment	30,515,921	-	30,515,921	-

	Total	$1,590,791,028	$1,492,230,590	$98,560,438	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 23.5%

Advance Auto Parts Inc	32,427	$5,164,973
AMC Networks Inc ‘A’ *	231,045	14,733,740
Big Lots Inc	212,501	8,504,290
Buffalo Wild Wings Inc *	61,646	11,119,705
Cabela’s Inc *	107,505	5,666,589
Chipotle Mexican Grill Inc *	13,187	9,026,633
Cracker Barrel Old Country Store Inc	34,068	4,795,412
Discovery Communications Inc ‘C’ *	100,418	3,386,095
Dollar Tree Inc *	232,930	16,393,613
DR Horton Inc	414,982	10,494,895
Expedia Inc	114,852	9,803,767
Harley-Davidson Inc	135,549	8,934,035
Lear Corp	119,377	11,708,496
Life Time Fitness Inc *	74,375	4,211,112
LKQ Corp *	337,610	9,493,593
lululemon athletica Inc *	205,140	11,444,761
NVR Inc *	6,436	8,208,024
O’Reilly Automotive Inc *	15,635	3,011,614
Panera Bread Co ‘A’ *	60,860	10,638,328
Ross Stores Inc	132,801	12,517,822
Royal Caribbean Cruises Ltd (Liberia)	40,273	3,319,703
Tenneco Inc *	118,892	6,730,476
Texas Roadhouse Inc	128,880	4,350,989
The Priceline Group Inc *	3,762	4,289,470
Thor Industries Inc	178,244	9,958,492
Tractor Supply Co	91,878	7,241,824
TripAdvisor Inc *	190,694	14,237,214
TRW Automotive Holdings Corp *	191,912	19,738,149

		249,123,814

Consumer Staples - 7.4%

Casey’s General Stores Inc	42,873	3,872,289
Hormel Foods Corp	200,272	10,434,171
Monster Beverage Corp *	86,256	9,345,838
Sprouts Farmers Market Inc *	350,162	11,898,505
The Hain Celestial Group Inc *	163,172	9,511,296
The JM Smucker Co	89,032	8,990,451
The Kroger Co	48,874	3,138,200
Tyson Foods Inc ‘A’	257,476	10,322,213
Whole Foods Market Inc	218,522	11,017,879

		78,530,842

Energy - 3.4%

Antero Resources Corp *	71,748	2,911,534
Concho Resources Inc *	57,989	5,784,403
Diamondback Energy Inc *	124,702	7,454,685
Energen Corp	90,206	5,751,535
Gulfport Energy Corp *	122,361	5,107,348
Pioneer Natural Resources Co	27,798	4,137,732
US Silica Holdings Inc	189,494	4,868,101

		36,015,338

Financials - 15.6%

American Capital Agency Corp REIT	443,254	9,676,235
CBOE Holdings Inc	88,183	5,592,566
Host Hotels & Resorts Inc REIT	440,910	10,480,431
KeyCorp	2,365,918	32,886,260
Lazard Ltd ‘A’ (Bermuda)	155,012	7,755,250
Lincoln National Corp	454,592	26,216,321
Regions Financial Corp	1,518,135	16,031,505
Signature Bank *	63,947	8,054,764
SVB Financial Group *	65,684	7,623,942
The Hartford Financial Services Group Inc	989,459	41,250,546

		165,567,820

	Shares	Value
Health Care - 10.6%

Acorda Therapeutics Inc *	109,526	$4,476,328
Air Methods Corp *	62,697	2,760,549
Akorn Inc *	144,951	5,247,226
Catamaran Corp (NASDAQ) * (Canada)	261,348	13,524,759
DaVita HealthCare Partners Inc *	221,751	16,795,421
Isis Pharmaceuticals Inc *	47,415	2,927,402
Medivation Inc *	73,107	7,282,188
PAREXEL International Corp *	278,718	15,485,572
PerkinElmer Inc	217,492	9,510,925
Perrigo Co PLC (Ireland)	73,175	12,231,933
Salix Pharmaceuticals Ltd *	49,572	5,697,806
The Cooper Cos Inc	60,834	9,860,583
Universal Health Services Inc ‘B’	54,159	6,025,730

		111,826,422

Industrials - 10.9%

AECOM Technology Corp *	450,135	13,670,600
Con-way Inc	242,959	11,948,724
Exelis Inc	949,385	16,642,719
Generac Holdings Inc *	316,133	14,782,379
Huntington Ingalls Industries Inc	126,692	14,247,782
JetBlue Airways Corp *	293,108	4,648,693
ManpowerGroup Inc	89,633	6,110,282
Spirit Airlines Inc *	58,271	4,404,122
Textron Inc	160,567	6,761,476
United Rentals Inc *	100,291	10,230,685
Verisk Analytics Inc ‘A’ *	195,731	12,536,570

		115,984,032

Information Technology - 15.2%

Avago Technologies Ltd (Singapore)	137,974	13,878,805
Avnet Inc	278,483	11,980,339
Computer Sciences Corp	550,833	34,730,021
DST Systems Inc	78,846	7,423,351
Fidelity National Information Services Inc	238,726	14,848,757
HomeAway Inc *	113,801	3,388,994
IAC/InterActiveCorp	155,868	9,475,216
iGATE Corp *	163,567	6,457,625
Linear Technology Corp	218,800	9,977,280
Palo Alto Networks Inc *	35,439	4,343,758
Seagate Technology PLC (Ireland)	159,900	10,633,350
Skyworks Solutions Inc	219,671	15,972,278
Western Digital Corp	64,812	7,174,688
Yelp Inc *	99,539	5,447,769
Zillow Inc ‘A’ *	52,029	5,509,351

		161,241,582

Materials - 3.2%

Compass Minerals International Inc	224,635	19,505,057
KapStone Paper & Packaging Corp	260,938	7,648,093
Louisiana-Pacific Corp *	389,489	6,449,938

		33,603,088

Utilities - 9.0%

Alliant Energy Corp	52,957	3,517,404
Atmos Energy Corp	809,880	45,142,711
DTE Energy Co	453,300	39,151,521
Questar Corp	304,760	7,704,333

		95,515,969

Total Common Stocks (Cost $980,105,594)		1,047,408,907

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $13,646,487; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $13,924,275)	$13,646,487	$13,646,487

Total Short-Term Investment (Cost $13,646,487)		13,646,487

TOTAL INVESTMENTS - 100.1% (Cost $993,752,081)		1,061,055,394

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,347,318)

NET ASSETS - 100.0%		$1,059,708,076

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.5%
Financials	15.6%
Information Technology	15.2%
Industrials	10.9%
Health Care	10.6%
Utilities	9.0%
Consumer Staples	7.4%
Energy	3.4%
Materials	3.2%
Others (each less than 3.0%)	1.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,047,408,907	$1,047,408,907	$-	$-
	Short-Term Investment	13,646,487	-	13,646,487	-

	Total	$1,061,055,394	$1,047,408,907	$13,646,487	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 23.0%

Burberry Group PLC (United Kingdom)	443,061	$11,226,559
Carter’s Inc	153,126	13,369,431
DSW Inc ‘A’	287,582	10,726,809
Dunkin’ Brands Group Inc	337,160	14,379,874
Gentex Corp	286,928	10,366,709
L Brands Inc	153,041	13,245,698
LKQ Corp *	622,380	17,501,326
Mattel Inc	446,550	13,818,490
Nordstrom Inc	175,787	13,955,730
Norwegian Cruise Line Holdings Ltd * (Bermuda)	174,897	8,178,184
Panera Bread Co ‘A’ *	63,740	11,141,752
Ralph Lauren Corp	23,240	4,303,118
Ross Stores Inc	184,169	17,359,770
Tiffany & Co	98,220	10,495,789
Ulta Salon Cosmetics & Fragrance Inc *	133,026	17,006,044
Urban Outfitters Inc *	390,717	13,725,888

		200,801,171

Consumer Staples - 6.2%

Brown-Forman Corp ‘B’	91,594	8,045,617
Coty Inc ‘A’ *	419,822	8,673,522
Mead Johnson Nutrition Co	202,963	20,405,900
The Hain Celestial Group Inc *	293,195	17,090,337

		54,215,376

Energy - 6.0%

Cabot Oil & Gas Corp	404,571	11,979,347
Cimarex Energy Co	26,360	2,794,160
Continental Resources Inc *	271,261	10,405,572
Dril-Quip Inc *	97,960	7,516,471
Noble Energy Inc	97,776	4,637,516
Oasis Petroleum Inc *	282,050	4,665,107
Southwestern Energy Co *	376,691	10,279,897

		52,278,070

Financials - 9.3%

CME Group Inc ‘A’	108,390	9,608,773
First Republic Bank	317,889	16,568,375
Northern Trust Corp	350,697	23,636,978
Oaktree Capital Group LLC	129,882	6,731,784
Signature Bank *	140,729	17,726,225
UMB Financial Corp	112,111	6,377,995

		80,650,130

Health Care - 19.8%

Acadia Healthcare Co Inc *	145,481	8,904,892
ACADIA Pharmaceuticals Inc *	195,553	6,208,808
Align Technology Inc *	216,405	12,099,203
Alkermes PLC * (Ireland)	192,010	11,244,106
BioMarin Pharmaceutical Inc *	150,809	13,633,134
Cerner Corp *	135,416	8,755,998
DENTSPLY International Inc	224,936	11,982,341
Henry Schein Inc *	96,074	13,080,475
Humana Inc	66,268	9,518,073
Incyte Corp *	97,416	7,122,084
Intuitive Surgical Inc *	50,439	26,679,205
Medivation Inc *	117,740	11,728,081
Varian Medical Systems Inc *	178,558	15,447,052
Zoetis Inc	389,212	16,747,792

		173,151,244

Industrials - 14.4%

Expeditors International of Washington Inc	451,141	20,125,400
Fastenal Co	439,870	20,920,217
Flowserve Corp	241,396	14,442,723
Fortune Brands Home & Security Inc	383,511	17,361,543

	Shares	Value
Joy Global Inc	209,166	$9,730,402
Polypore International Inc *	317,413	14,934,282
Stericycle Inc *	109,319	14,329,534
Verisk Analytics Inc ‘A’ *	216,840	13,888,602

		125,732,703

Information Technology - 18.4%

Alliance Data Systems Corp *	47,712	13,648,018
ANSYS Inc *	151,940	12,459,080
CoStar Group Inc *	59,168	10,865,020
Electronic Arts Inc *	549,004	25,811,423
F5 Networks Inc *	98,694	12,876,113
GrubHub Inc *	251,789	9,144,976
Microchip Technology Inc	415,174	18,728,499
Pandora Media Inc *	907,718	16,184,612
SanDisk Corp	88,550	8,676,129
ServiceNow Inc *	143,399	9,729,622
Teradata Corp *	325,950	14,237,496
WebMD Health Corp *	209,752	8,295,692

		160,656,680

Materials - 1.9%

The Scotts Miracle-Gro Co ‘A’	136,878	8,530,237
The Valspar Corp	94,997	8,215,341

		16,745,578

Total Common Stocks (Cost $788,326,707)		864,230,952

	Principal Amount

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $6,746,174; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $6,884,250)	$6,746,174	6,746,174

Total Short-Term Investment (Cost $6,746,174)		6,746,174

TOTAL INVESTMENTS - 99.8% (Cost $795,072,881)		870,977,126

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,879,822

NET ASSETS - 100.0%		$872,856,948

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.0%
Health Care	19.8%
Information Technology	18.4%
Industrials	14.4%
Financials	9.3%
Consumer Staples	6.2%
Energy	6.0%
Others (each less than 3.0%)	2.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2013	6,224	$311,200
Call Options Written	3,786	437,536
Put Options Written	20,685	1,490,019
Call Options Exercised	(4,230)	(438,843)
Put Options Exercised	(645)	(143,867)
Call Options Expired	(1,540)	(52,205)
Put Options Expired	(7,507)	(499,023)
Call Options Closed	(1,128)	(179,888)
Put Options Closed	(13,939)	(626,741)

Outstanding, December 31, 2014	1,706	$298,188

(d)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - ACADIA Pharmaceuticals Inc	$28.00	02/20/15	MSC	974	$146,100	($91,848)
Put - Alkermes PLC	50.00	02/20/15	MSC	456	72,048	(64,524)
Put - Incyte Corp Ltd	65.00	02/20/15	MSC	276	80,040	(60,279)

Total Written Options					$298,188	($216,651)

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$200,801,171	$189,574,612	$11,226,559	$-
	Consumer Staples	54,215,376	54,215,376	-	-
	Energy	52,278,070	52,278,070	-	-
	Financials	80,650,130	80,650,130	-	-
	Health Care	173,151,244	173,151,244	-	-
	Industrials	125,732,703	125,732,703	-	-
	Information Technology	160,656,680	160,656,680	-	-
	Materials	16,745,578	16,745,578	-	-

		864,230,952	853,004,393	11,226,559	-
	Short-Term Investment	6,746,174	-	6,746,174	-

	Total Assets	870,977,126	853,004,393	17,972,733	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(216,651)	-	(216,651)	-

	Total Liabilities	(216,651)	-	(216,651)	-

	Total	$870,760,475	$853,004,393	$17,756,082	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 11.0%

Abercrombie & Fitch Co ‘A’	435,037	$12,459,460
AMC Entertainment Holdings Inc ‘A’	261,844	6,855,076
Deckers Outdoor Corp *	65,804	5,990,796
Foot Locker Inc	59,841	3,361,867
Fossil Group Inc *	60,219	6,668,652
Jarden Corp *	184,675	8,842,239
Lear Corp	68,572	6,725,542
Live Nation Entertainment Inc *	376,078	9,819,397
LKQ Corp *	375,500	10,559,060
Mohawk Industries Inc *	69,832	10,849,099
Murphy USA Inc *	221,145	15,228,045
PVH Corp	38,169	4,892,121
ServiceMaster Global Holdings Inc *	204,107	5,463,944
Tenneco Inc *	115,709	6,550,286
Thor Industries Inc	88,956	4,969,972
Tribune Media Co ‘A’ *	206,659	12,352,008
Urban Outfitters Inc *	126,700	4,450,971
Wyndham Worldwide Corp	132,541	11,366,716

		147,405,251

Consumer Staples - 4.6%

Energizer Holdings Inc	141,982	18,253,206
Flowers Foods Inc	336,892	6,464,958
Ingredion Inc	75,700	6,422,388
Pinnacle Foods Inc	203,078	7,168,653
SUPERVALU Inc *	1,414,300	13,718,710
Tyson Foods Inc ‘A’	232,304	9,313,067

		61,340,982

Energy - 6.2%

Africa Oil Corp * (Canada)	1,008,237	2,091,454
Bill Barrett Corp *	549,172	6,255,069
Helix Energy Solutions Group Inc *	621,900	13,495,230
McDermott International Inc * (Panama)	1,114,700	3,243,777
Oasis Petroleum Inc *	702,832	11,624,841
Oceaneering International Inc	149,200	8,774,452
Patterson-UTI Energy Inc	537,000	8,908,830
SM Energy Co	384,200	14,822,436
Superior Energy Services Inc	659,500	13,288,925

		82,505,014

Financials - 27.6%

Alexander & Baldwin Inc	473,421	18,586,508
Ally Financial Inc *	344,700	8,141,814
American Campus Communities Inc REIT	508,427	21,028,541
Ares Management LP	406,200	6,962,268
Arthur J Gallagher & Co	168,100	7,914,148
Brown & Brown Inc	246,600	8,115,606
Citizens Financial Group Inc	464,157	11,538,943
Digital Realty Trust Inc REIT	127,400	8,446,620
Discover Financial Services	104,860	6,867,281
East West Bancorp Inc	99,700	3,859,387
Equity Commonwealth REIT	471,516	12,103,816
FCB Financial Holdings Inc ‘A’ *	359,400	8,855,616
Federated Investors Inc ‘B’	325,900	10,731,887
First Horizon National Corp	1,180,100	16,025,758
FNF Group	618,500	21,307,325
FNFV Group *	201,843	3,177,009
Forest City Enterprises Inc ‘A’ *	252,355	5,375,162
Hancock Holding Co	106,800	3,278,760
Janus Capital Group Inc	980,200	15,810,626
LTC Properties Inc REIT	466,716	20,148,130
New York Community Bancorp Inc	330,100	5,281,600
Outfront Media Inc REIT	245,309	6,584,094
People’s United Financial Inc	292,000	4,432,560
Popular Inc *	275,600	9,384,180

	Shares	Value
Primerica Inc	180,500	$9,793,930
RenaissanceRe Holdings Ltd (Bermuda)	38,500	3,742,970
SLM Corp	1,624,605	16,554,725
Springleaf Holdings Inc *	123,100	4,452,527
STORE Capital Corp REIT	314,531	6,797,015
Synovus Financial Corp	261,300	7,078,617
Tanger Factory Outlet Centers Inc REIT	473,247	17,491,209
The Hanover Insurance Group Inc	224,400	16,004,208
Unum Group	207,900	7,251,552
Washington Prime Group Inc REIT	1,029,293	17,724,425
WR Berkley Corp	365,000	18,709,900

		369,558,717

Health Care - 8.3%

Hospira Inc *	394,560	24,166,800
Owens & Minor Inc	648,390	22,764,973
Teleflex Inc	197,540	22,681,543
Thoratec Corp *	623,823	20,249,295
Waters Corp *	188,998	21,303,854

		111,166,465

Industrials - 12.6%

AMETEK Inc	241,350	12,702,250
Carlisle Cos Inc	82,200	7,417,728
Con-way Inc	55,500	2,729,490
Crane Co	234,500	13,765,150
Dover Corp	70,400	5,049,088
Esterline Technologies Corp *	24,400	2,676,192
Expeditors International of Washington Inc	336,325	15,003,458
Flowserve Corp	75,500	4,517,165
JetBlue Airways Corp *	263,100	4,172,766
KBR Inc	541,300	9,175,035
ManpowerGroup Inc	64,700	4,410,599
MSC Industrial Direct Co Inc ‘A’	155,400	12,626,250
Parker-Hannifin Corp	108,300	13,965,285
Pitney Bowes Inc	408,791	9,962,237
Quanta Services Inc *	320,800	9,107,512
SPX Corp	76,400	6,564,288
The ADT Corp	334,361	12,113,899
The Timken Co	127,620	5,446,822
Triumph Group Inc	250,000	16,805,000

		168,210,214

Information Technology - 12.5%

Activision Blizzard Inc	584,000	11,767,600
Amdocs Ltd (United Kingdom)	137,300	6,405,732
AOL Inc *	142,000	6,556,140
ARRIS Group Inc *	182,600	5,512,694
Arrow Electronics Inc *	236,000	13,662,040
Check Point Software Technologies Ltd * (Israel)	137,200	10,779,804
DST Systems Inc	105,000	9,885,750
Electronic Arts Inc *	208,900	9,821,433
Euronet Worldwide Inc *	164,093	9,008,706
First Solar Inc *	149,900	6,684,790
Ingram Micro Inc ‘A’ *	554,094	15,315,158
Juniper Networks Inc	274,500	6,126,840
Knowles Corp *	489,122	11,518,823
Microchip Technology Inc	183,300	8,268,663
Plantronics Inc	159,100	8,435,482
PTC Inc *	278,741	10,215,858
Semtech Corp *	260,885	7,192,599
Skyworks Solutions Inc	138,000	10,033,980

		167,192,092

Materials - 8.6%

Albemarle Corp	210,800	12,675,404
Axiall Corp	172,650	7,332,445
Carpenter Technology Corp	149,700	7,372,725
Domtar Corp	254,000	10,215,880

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
FMC Corp	151,200	$8,622,936
Huntsman Corp	159,000	3,622,020
Owens-Illinois Inc *	316,600	8,545,034
Rock-Tenn Co ‘A’	203,600	12,415,528
Rockwood Holdings Inc	86,927	6,849,848
Steel Dynamics Inc	808,100	15,951,894
TimkenSteel Corp	227,455	8,422,659
United States Steel Corp	463,000	12,380,620

		114,406,993

Utilities - 7.6%

ALLETE Inc	173,200	9,550,248
Alliant Energy Corp	193,800	12,872,196
MDU Resources Group Inc	310,100	7,287,350
OGE Energy Corp	546,800	19,400,464
PNM Resources Inc	574,100	17,010,583
TECO Energy Inc	668,500	13,697,565
Westar Energy Inc	513,000	21,156,120

		100,974,526

Total Common Stocks (Cost $1,193,971,934)		1,322,760,254

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $17,978,424; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $18,341,250)	$17,978,424	17,978,424

Total Short-Term Investment (Cost $17,978,424)		17,978,424

TOTAL INVESTMENTS - 100.3% (Cost $1,211,950,358)		1,340,738,678

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(3,681,151)

NET ASSETS - 100.0%		$1,337,057,527

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	27.6%
Industrials	12.6%
Information Technology	12.5%
Consumer Discretionary	11.0%
Materials	8.6%
Health Care	8.3%
Utilities	7.6%
Energy	6.2%
Consumer Staples	4.6%
Others (each less than 3.0%)	1.3%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,322,760,254	$1,322,760,254	$-	$-
	Short-Term Investment	17,978,424	-	17,978,424	-

	Total	$1,340,738,678	$1,322,760,254	$17,978,424	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Other security		$59,777

Total Rights (Cost $0)		59,777

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.3%

Consumer Discretionary - 14.8%

Brown Shoe Co Inc	186,416	5,993,274
Brunswick Corp	113,123	5,798,685
Genesco Inc *	55,465	4,249,728
Gentex Corp	123,000	4,443,990
Group 1 Automotive Inc	84,706	7,591,352
La-Z-Boy Inc	263,161	7,063,241
The Cato Corp ‘A’	89,633	3,780,720
The Men’s Wearhouse Inc	109,708	4,843,608
Thor Industries Inc	135,100	7,548,037
Other securities		36,609,815

		87,922,450

Consumer Staples - 2.9%

GrainCorp Ltd ‘A’ (Australia)	540,000	3,619,861
Maple Leaf Foods Inc (Canada)	357,100	5,984,453
Other securities		7,578,878

		17,183,192

Energy - 5.9%

Bristow Group Inc	101,208	6,658,474
Helix Energy Solutions Group Inc *	164,860	3,577,462
Oil States International Inc *	61,500	3,007,350
Unit Corp *	121,500	4,143,150
Other securities		17,416,898

		34,803,334

Financials - 25.1%

Aspen Insurance Holdings Ltd (Bermuda)	113,480	4,967,020
Montpelier Re Holdings Ltd (Bermuda)	98,107	3,514,193
Old Republic International Corp	239,700	3,506,811
StanCorp Financial Group Inc	94,900	6,629,714
The Hanover Insurance Group Inc	69,300	4,942,476
Other securities		125,784,103

		149,344,317

Health Care - 5.4%

Hill-Rom Holdings Inc	70,600	3,220,772
STERIS Corp	116,200	7,535,570
Teleflex Inc	42,000	4,822,440
Other securities		16,355,403

		31,934,185

Industrials - 22.3%

AAR Corp	210,865	5,857,830
Apogee Enterprises Inc	92,952	3,938,376
Astec Industries Inc	112,816	4,434,797
Carlisle Cos Inc	59,800	5,396,352
EMCOR Group Inc	96,469	4,291,906

	Shares	Value
EnerSys	64,466	$3,978,842
EnPro Industries Inc *	47,094	2,955,619
Gibraltar Industries Inc *	215,445	3,503,136
Granite Construction Inc	164,969	6,272,121
Hillenbrand Inc	149,900	5,171,550
Lincoln Electric Holdings Inc	56,300	3,889,767
Lindsay Corp	33,969	2,912,502
McGrath RentCorp	110,436	3,960,235
MSA Safety Inc	72,100	3,827,789
Mueller Industries Inc	150,627	5,142,406
Regal-Beloit Corp	85,800	6,452,160
Simpson Manufacturing Co Inc	90,989	3,148,219
Universal Forest Products Inc	120,985	6,436,402
Wabash National Corp *	365,200	4,513,872
Other securities		46,824,816

		132,908,697

Information Technology - 5.9%

Rofin-Sinar Technologies Inc *	115,490	3,322,647
Other securities		31,452,930

		34,775,577

Materials - 10.6%

A Schulman Inc	139,405	5,650,085
Axiall Corp	179,783	7,635,384
Cabot Corp	104,760	4,594,774
Carpenter Technology Corp	102,800	5,062,900
HB Fuller Co	142,430	6,342,408
RPM International Inc	116,100	5,887,431
Sensient Technologies Corp	153,265	9,248,010
Other securities		18,832,651

		63,253,643

Telecommunication Services - 0.3%

Other securities		2,033,284

Utilities - 3.1%

Other securities		18,556,510

Total Common Stocks (Cost $447,681,112)		572,715,189

	Principal Amount

CORPORATE BONDS & NOTES - 0.3%

Energy - 0.3%

Other security		1,506,600

Total Corporate Bonds & Notes (Cost $1,616,169)		1,506,600

SHORT-TERM INVESTMENTS - 3.3%

U.S. Government Agency Issue - 1.3%

Federal Home Loan Bank 0.000% due 01/02/15	$8,000,000	8,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $12,071,253; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $12,316,275)	$12,071,253	$12,071,253

Total Short-Term Investments (Cost $20,071,253)		20,071,253

TOTAL INVESTMENTS - 99.9% (Cost $469,368,534)		594,352,819

OTHER ASSETS & LIABILITIES, NET - 0.1%		603,821

NET ASSETS - 100.0%		$594,956,640

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.1%
Industrials	22.3%
Consumer Discretionary	14.8%
Materials	10.6%
Energy	6.2%
Information Technology	5.9%
Health Care	5.4%
Short-Term Investments	3.3%
Utilities	3.1%
Others (each less than 3.0%)	3.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments, including those listed under Other Securities, with a total aggregate value of $59,777 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2014.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(f)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	36	$130,887

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$59,777	$-	$-	$59,777
	Common Stocks
	Consumer Discretionary	87,922,450	87,922,450	-	-
	Consumer Staples	17,183,192	13,563,331	3,619,861	-
	Energy	34,803,334	33,586,189	1,217,145	-
	Financials	149,344,317	149,344,317	-	-
	Health Care	31,934,185	30,053,282	1,880,903	-
	Industrials	132,908,697	132,908,697	-	-
	Information Technology	34,775,577	34,775,577	-	-
	Materials	63,253,643	63,253,643	-	-
	Telecommunication Services	2,033,284	2,033,284	-	-
	Utilities	18,556,510	18,556,510	-	-

		572,715,189	565,997,280	6,717,909	-

	Corporate Bonds & Notes	1,506,600	-	1,506,600	-
	Short-Term Investments	20,071,253	-	20,071,253	-
	Derivatives:
	Equity Contracts
	Futures	130,887	130,887	-	-

	Total	$594,483,706	$566,128,167	$28,295,762	$59,777

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	148,650	$169,164

Total Warrants (Cost $0)		169,164

COMMON STOCKS - 97.5%

Consumer Discretionary - 15.2%

2U Inc *	352,947	6,938,938
BJ’s Restaurants Inc *	116,871	5,868,093
Buffalo Wild Wings Inc *	18,562	3,348,214
Coupons.com Inc *	323,231	5,737,350
Deckers Outdoor Corp *	67,147	6,113,063
Fiesta Restaurant Group Inc *	110,692	6,730,074
HSN Inc	91,740	6,972,240
iRobot Corp *	239,932	8,330,439
LifeLock Inc *	552,218	10,221,555
Rentrak Corp *	116,492	8,482,947
Restoration Hardware Holdings Inc *	99,418	9,545,122
Skechers U.S.A. Inc ‘A’ *	128,406	7,094,431
Sonic Corp	235,973	6,425,545
Wayfair Inc ‘A’ *	150,498	2,987,385
Zoe’s Kitchen Inc *	180,411	5,396,093

		100,191,489

Consumer Staples - 4.5%

Diplomat Pharmacy Inc *	110,249	3,017,515
The Fresh Market Inc *	163,985	6,756,182
The Hain Celestial Group Inc *	172,894	10,077,991
United Natural Foods Inc *	122,678	9,486,077

		29,337,765

Energy - 1.1%

GasLog Ltd (Bermuda)	224,413	4,566,805
Rice Energy Inc *	131,458	2,756,674

		7,323,479

Financials - 8.4%

E*TRADE Financial Corp *	152,240	3,692,581
Evercore Partners Inc ‘A’	63,240	3,311,879
Janus Capital Group Inc	426,330	6,876,703
MarketAxess Holdings Inc	97,201	6,970,284
On Deck Capital Inc *	187,998	4,216,795
PrivateBancorp Inc	102,781	3,432,885
Springleaf Holdings Inc *	203,369	7,355,857
Stifel Financial Corp *	131,650	6,716,783
SVB Financial Group *	15,565	1,806,629
Western Alliance Bancorp *	124,487	3,460,739
WisdomTree Investments Inc	475,093	7,447,083

		55,288,218

Health Care - 19.1%

ABIOMED Inc *	110,144	4,192,081
ACADIA Pharmaceuticals Inc *	177,879	5,647,658
Acceleron Pharma Inc *	17,967	699,994
Agios Pharmaceuticals Inc *	41,308	4,628,148
Align Technology Inc *	85,687	4,790,760
Alnylam Pharmaceuticals Inc *	38,948	3,777,956
Bluebird Bio Inc *	25,899	2,375,456
Castlight Health Inc ‘B’ *	170,425	1,993,973
Celldex Therapeutics Inc *	363,962	6,642,306
Charles River Laboratories International Inc *	52,854	3,363,629
Clovis Oncology Inc *	75,952	4,253,312
DexCom Inc *	147,330	8,110,516

	Shares	Value
Exact Sciences Corp *	130,164	$3,571,700
ExamWorks Group Inc *	176,008	7,320,173
Fluidigm Corp *	133,383	4,499,009
Foundation Medicine Inc *	136,484	3,032,674
Insulet Corp *	120,950	5,570,957
Juno Therapeutics Inc *	2,700	140,994
Medidata Solutions Inc *	41,345	1,974,224
NPS Pharmaceuticals Inc *	50,696	1,813,396
NxStage Medical Inc *	345,017	6,186,155
Pacira Pharmaceuticals Inc *	28,518	2,528,406
Receptos Inc *	36,570	4,480,191
Synageva BioPharma Corp *	59,327	5,504,952
Team Health Holdings Inc *	53,975	3,105,182
The Spectranetics Corp *	239,855	8,294,186
Ultragenyx Pharmaceutical Inc *	47,256	2,073,593
Veeva Systems Inc ‘A’ *	254,746	6,727,842
Zeltiq Aesthetics Inc *	298,993	8,344,895

		125,644,318

Industrials - 14.3%

Air Lease Corp	174,022	5,970,695
Astronics Corp *	129,401	7,157,169
Hexcel Corp *	158,550	6,578,239
JetBlue Airways Corp *	474,329	7,522,858
Knight Transportation Inc	272,636	9,176,928
Paylocity Holding Corp *	167,471	4,372,668
Polypore International Inc *	183,687	8,642,473
Rush Enterprises Inc ‘A’ *	144,899	4,644,013
TASER International Inc *	202,267	5,356,030
The Middleby Corp *	88,488	8,769,161
Trex Co Inc *	227,759	9,697,978
TriNet Group Inc *	193,559	6,054,526
US Ecology Inc	97,260	3,902,071
WageWorks Inc *	96,596	6,237,204

		94,082,013

Information Technology - 34.4%

Ambarella Inc * (Cayman)	104,780	5,314,442
Benefitfocus Inc *	137,889	4,528,275
Blackhawk Network Holdings Inc *	134,709	5,226,709
Cavium Inc *	171,458	10,599,534
Cimpress NV * (Netherlands)	69,703	5,216,573
Cognex Corp *	79,036	3,266,558
comScore Inc *	202,999	9,425,244
CoStar Group Inc *	50,714	9,312,612
Cray Inc *	173,941	5,997,486
Criteo SA ADR * (France)	166,884	6,745,451
Demandware Inc *	112,021	6,445,688
EPAM Systems Inc *	171,105	8,170,264
Euronet Worldwide Inc *	84,481	4,638,007
FARO Technologies Inc *	139,528	8,745,615
FLIR Systems Inc	155,130	5,012,250
Fortinet Inc *	238,796	7,321,485
Gogo Inc *	403,464	6,669,260
GrubHub Inc *	186,853	6,786,501
Heartland Payment Systems Inc	75,995	4,099,930
Infinera Corp *	494,789	7,283,294
IPG Photonics Corp *	114,996	8,615,500
Materialise NV ADR * (Belgium)	188,252	1,792,159
MercadoLibre Inc	58,285	7,441,246
Nimble Storage Inc *	152,091	4,182,502
Paycom Software Inc *	67,627	1,780,619
Proofpoint Inc *	157,617	7,601,868
Qualys Inc *	230,009	8,682,840
Rambus Inc *	395,245	4,383,267
Ruckus Wireless Inc *	325,220	3,909,144
Shutterstock Inc *	23,842	1,647,482
Sierra Wireless Inc * (Canada)	71,733	3,399,427
SunPower Corp *	133,783	3,455,615
Synchronoss Technologies Inc *	146,457	6,130,690

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Tableau Software Inc ‘A’ *	58,082	$4,923,030
Tessera Technologies Inc	190,232	6,802,696
The Ultimate Software Group Inc *	43,516	6,388,802
TrueCar Inc *	224,435	5,139,561
VeriFone Systems Inc *	188,640	7,017,408
Zendesk Inc *	90,589	2,207,654

		226,306,688

Materials - 0.5%

Flotek Industries Inc *	192,654	3,608,409

Total Common Stocks (Cost $585,138,960)		641,782,379

	Principal Amount

SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $17,501,958; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $17,853,850)	$17,501,958	17,501,958

Total Short-Term Investment (Cost $17,501,958)		17,501,958

TOTAL INVESTMENTS - 100.2% (Cost $602,640,918)		659,453,501

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,497,079)

NET ASSETS - 100.0%		$657,956,422

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	34.4%
Health Care	19.1%
Consumer Discretionary	15.2%
Industrials	14.3%
Financials	8.4%
Consumer Staples	4.5%
Others (each less than 3.0%)	4.3%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$169,164	$-	$169,164	$-
	Common Stocks (1)	641,782,379	641,782,379	-	-
	Short-Term Investment	17,501,958	-	17,501,958	-

	Total	$659,453,501	$641,782,379	$17,671,122	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Other security		$27,140

Telecommunication Services - 0.0%

Other security		60,281

Total Rights (Cost $26,516)		87,421

WARRANTS - 0.0%

Energy - 0.0%

Other security		-

Total Warrants (Cost $0)		-

COMMON STOCKS - 99.1%

Consumer Discretionary - 13.6%

Brunswick Corp	32,754	1,678,970
Buffalo Wild Wings Inc *	6,688	1,206,381
Dana Holding Corp	59,749	1,298,943
Office Depot Inc *	188,406	1,615,581
Tenneco Inc *	21,496	1,216,889
Other securities		78,548,732

		85,565,496

Consumer Staples - 3.3%

Casey’s General Stores Inc	13,603	1,228,623
TreeHouse Foods Inc *	14,880	1,272,686
United Natural Foods Inc *	17,520	1,354,734
Other securities		16,901,203

		20,757,246

Energy - 3.4%

Other securities		21,631,420

Financials - 24.0%

CNO Financial Group Inc	72,443	1,247,468
CubeSmart REIT	57,288	1,264,346
First American Financial Corp	37,750	1,279,725
Highwoods Properties Inc REIT	31,987	1,416,384
Investors Bancorp Inc	126,959	1,425,115
LaSalle Hotel Properties REIT	39,502	1,598,646
Prosperity Bancshares Inc	24,650	1,364,624
RLJ Lodging Trust REIT	46,366	1,554,652
Stifel Financial Corp *	23,160	1,181,623
Strategic Hotels & Resorts Inc REIT *	94,080	1,244,678
Sunstone Hotel Investors Inc REIT	72,563	1,198,015
Other securities		136,042,785

		150,818,061

Health Care - 14.6%

Cepheid *	24,598	1,331,736
DexCom Inc *	26,419	1,454,366
HealthSouth Corp	31,032	1,193,491
Isis Pharmaceuticals Inc *	41,491	2,561,654
NPS Pharmaceuticals Inc *	37,523	1,342,198
Puma Biotechnology Inc *	8,207	1,553,339
STERIS Corp	20,918	1,356,532
Team Health Holdings Inc *	24,842	1,429,160
WellCare Health Plans Inc *	15,510	1,272,751

	Shares	Value
West Pharmaceutical Services Inc	25,003	$1,331,160
Other securities		77,069,880

		91,896,267

Industrials - 13.7%

CLARCOR Inc	17,827	1,187,991
Curtiss-Wright Corp	17,027	1,201,936
Esterline Technologies Corp *	11,254	1,234,339
HEICO Corp	23,424	1,414,810
JetBlue Airways Corp *	87,793	1,392,397
Teledyne Technologies Inc *	13,287	1,365,106
Other securities		77,942,881

		85,739,460

Information Technology - 17.7%

Belden Inc	15,384	1,212,413
Cognex Corp *	30,618	1,265,442
FEI Co	14,895	1,345,763
Guidewire Software Inc *	23,951	1,212,639
MAXIMUS Inc	23,960	1,313,966
RF Micro Devices Inc *	101,046	1,676,353
SS&C Technologies Holdings Inc	24,018	1,404,813
The Ultimate Software Group Inc *	10,005	1,468,884
TriQuint Semiconductor Inc *	60,482	1,666,279
Tyler Technologies Inc *	11,649	1,274,867
Verint Systems Inc *	21,114	1,230,524
WEX Inc *	13,729	1,358,073
Other securities		94,710,369

		111,140,385

Materials - 4.5%

Graphic Packaging Holding Co *	115,681	1,575,575
PolyOne Corp	33,240	1,260,128
Other securities		25,333,051

		28,168,754

Telecommunication Services - 0.8%

Other securities		4,795,521

Utilities - 3.5%

Dynegy Inc *	43,322	1,314,823
Other securities		20,809,352

		22,124,175

Total Common Stocks (Cost $465,156,898)		622,636,785

	Principal Amount

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $4,762,489; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $4,859,175)	$4,762,489	4,762,489

Total Short-Term Investment (Cost $4,762,489)		4,762,489

TOTAL INVESTMENTS - 99.9% (Cost $469,945,903)		627,486,695

OTHER ASSETS & LIABILITIES, NET - 0.1%		689,532

NET ASSETS - 100.0%		$628,176,227

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.0%
Information Technology	17.7%
Health Care	14.6%
Industrials	13.7%
Consumer Discretionary	13.6%
Materials	4.5%
Utilities	3.5%
Energy	3.4%
Consumer Staples	3.3%
Others (each less than 3.0%)	1.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments, including those listed under Other Securities, with a total aggregate value of $87,421 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2014.

(e)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(f)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	46	$211,664

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$87,421	$-	$-	$87,421
	Common Stocks (1)	622,636,785	622,636,785	-	-
	Short-Term Investment	4,762,489	-	4,762,489	-
	Derivatives:
	Equity Contracts
	Futures	211,664	211,664	-	-

	Total	$627,698,359	$622,848,449	$4,762,489	$87,421

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 96.2%

Consumer Discretionary - 13.8%

Big Lots Inc	93,230	$3,731,065
Bloomin’ Brands Inc *	204,390	5,060,696
Brown Shoe Co Inc	113,500	3,649,025
Citi Trends Inc *	156,586	3,953,796
Corus Entertainment Inc ‘B’ (Canada)	85,264	1,684,290
Cracker Barrel Old Country Store Inc	25,600	3,603,456
Crocs Inc *	251,630	3,142,859
Dana Holding Corp	336,300	7,311,162
Ethan Allen Interiors Inc	103,270	3,198,272
GameStop Corp ‘A’	91,230	3,083,574
GNC Holdings Inc ‘A’	58,000	2,723,680
Group 1 Automotive Inc	39,356	3,527,085
Helen of Troy Ltd * (Bermuda)	61,790	4,020,057
MarineMax Inc *	232,440	4,660,422
Meredith Corp	76,878	4,176,013
Meritage Homes Corp *	115,940	4,172,681
Office Depot Inc *	856,090	7,340,972
PetMed Express Inc	70,542	1,013,688
Pier 1 Imports Inc	209,340	3,223,836
Scholastic Corp	68,726	2,503,001
Sonic Automotive Inc ‘A’	45,500	1,230,320
Sturm Ruger & Co Inc	40,454	1,400,922
Tenneco Inc *	79,670	4,510,119
The Buckle Inc	79,973	4,200,182
The Children’s Place Inc	84,190	4,798,830
Thor Industries Inc	133,330	7,449,147
Time Inc	80,685	1,985,658

		101,354,808

Consumer Staples - 4.3%

Cal-Maine Foods Inc	89,444	3,490,999
Cott Corp (Canada)	484,653	3,334,413
Dean Foods Co	317,970	6,162,259
Ingredion Inc	60,900	5,166,756
Sanderson Farms Inc	19,482	1,636,975
SpartanNash Co	139,270	3,640,518
The Andersons Inc	69,250	3,679,945
Universal Corp	84,799	3,729,460
Weis Markets Inc	18,615	890,169

		31,731,494

Energy - 5.7%

Alliance Resource Partners LP	59,074	2,543,136
Atwood Oceanics Inc *	41,900	1,188,703
Bill Barrett Corp *	219,330	2,498,169
Bristow Group Inc	63,500	4,177,665
Delek US Holdings Inc	72,200	1,969,616
Ensign Energy Services Inc (Canada)	57,214	502,309
Golar LNG Partners LP	42,948	1,337,830
Green Plains Inc	55,400	1,372,812
LinnCo LLC	160,196	1,661,233
Northern Tier Energy LP	77,400	1,713,636
Precision Drilling Corp (NYSE) (Canada)	407,300	2,468,238
Rosetta Resources Inc *	125,270	2,794,774
SandRidge Permian Trust	91,031	570,764
ShawCor Ltd (Canada)	70,153	2,560,240
Ship Finance International Ltd (Bermuda)	157,101	2,218,266
SM Energy Co	76,230	2,940,954
US Silica Holdings Inc	12,700	326,263
Western Refining Inc	110,400	4,170,912
World Fuel Services Corp	106,281	4,987,767

		42,003,287

	Shares	Value
Financials - 26.9%

1st Source Corp	70,160	$2,407,190
Allied World Assurance Co Holdings AG (Switzerland)	95,497	3,621,246
Altisource Residential Corp REIT	131,100	2,543,340
American Financial Group Inc	66,000	4,007,520
Ashford Hospitality Prime Inc REIT	158,295	2,716,342
Ashford Hospitality Trust Inc REIT	228,860	2,398,453
Ashford Inc *	2,630	247,220
Aspen Insurance Holdings Ltd (Bermuda)	110,540	4,838,336
Associated Banc-Corp	176,480	3,287,822
Associated Estates Realty Corp REIT	220,605	5,120,242
Blackstone Mortgage Trust Inc ‘A’ REIT	110,900	3,231,626
Boston Private Financial Holdings Inc	99,300	1,337,571
Canadian Western Bank (Canada)	84,920	2,393,811
Cash America International Inc	77,499	1,753,027
CNO Financial Group Inc	277,266	4,774,520
Community Trust Bancorp Inc	26,988	988,031
Customers Bancorp Inc *	186,447	3,628,259
DiamondRock Hospitality Co REIT	273,240	4,063,079
Enova International Inc *	66,336	1,476,639
Essent Group Ltd * (Bermuda)	134,537	3,458,946
First American Financial Corp	106,100	3,596,790
First BanCorp PR *	428,631	2,516,064
First Commonwealth Financial Corp	289,860	2,672,509
First Financial Bancorp	52,925	983,876
First Interstate BancSystem Inc ‘A’	28,593	795,457
First Merchants Corp	45,289	1,030,325
First Niagara Financial Group Inc	753,570	6,352,595
FirstMerit Corp	421,966	7,970,938
Fortress Investment Group LLC ‘A’	154,437	1,238,585
Franklin Street Properties Corp REIT	145,300	1,782,831
Fulton Financial Corp	286,891	3,545,973
Gramercy Property Trust Inc REIT	586,570	4,047,333
HCI Group Inc	1,066	46,094
Hersha Hospitality Trust REIT	531,980	3,739,819
Home Loan Servicing Solutions Ltd (Cayman)	187,100	3,652,192
Home Properties Inc REIT	28,700	1,882,720
HomeStreet Inc	167,240	2,911,648
International Bancshares Corp	48,477	1,286,580
LTC Properties Inc REIT	96,060	4,146,910
Medical Properties Trust Inc REIT	319,650	4,404,777
Montpelier Re Holdings Ltd (Bermuda)	70,100	2,510,982
National Penn Bancshares Inc	151,064	1,589,949
Old National Bancorp	175,552	2,612,214
Omega Healthcare Investors Inc REIT	86,000	3,360,020
Popular Inc *	133,770	4,554,868
Ramco-Gershenson Properties Trust REIT	208,562	3,908,452
Retail Properties of America Inc ‘A’ REIT	191,687	3,199,256
STAG Industrial Inc REIT	132,910	3,256,295
StanCorp Financial Group Inc	28,607	1,998,485
Starwood Property Trust Inc REIT	127,100	2,953,804
Susquehanna Bancshares Inc	446,230	5,992,869
Symetra Financial Corp	98,283	2,265,423
Synovus Financial Corp	107,410	2,909,737
TCF Financial Corp	123,900	1,968,771
The Hanover Insurance Group Inc	72,630	5,179,972
Trustmark Corp	106,606	2,616,111
Umpqua Holdings Corp	203,224	3,456,840
Union Bankshares Corp	39,200	943,936
United Insurance Holdings Corp	13,964	306,510
Universal Insurance Holdings Inc	92,283	1,887,187
Validus Holdings Ltd (Bermuda)	101,160	4,204,210
Washington Federal Inc	167,200	3,703,480
Webster Financial Corp	244,181	7,943,208
WesBanco Inc	24,005	835,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Wilshire Bancorp Inc	349,889	$3,544,375
Zions Bancorp	109,860	3,132,109

		197,731,673

Health Care - 3.6%

LifePoint Hospitals Inc *	57,870	4,161,432
Molina Healthcare Inc *	53,660	2,872,420
PerkinElmer Inc	76,600	3,349,718
Select Medical Holdings Corp	237,300	3,417,120
STERIS Corp	29,800	1,932,530
Teleflex Inc	36,900	4,236,858
The Ensign Group Inc	25,821	1,146,194
WellCare Health Plans Inc *	59,730	4,901,444

		26,017,716

Industrials - 17.8%

AAR Corp	106,700	2,964,126
AECOM Technology Corp *	152,071	4,618,396
Air Transport Services Group Inc *	387,833	3,319,850
Alliant Techsystems Inc	37,100	4,312,875
Applied Industrial Technologies Inc	40,000	1,823,600
AZZ Inc	27,271	1,279,555
Columbus McKinnon Corp	155,034	4,347,153
Con-way Inc	49,880	2,453,098
Crane Co	72,050	4,229,335
Cubic Corp	32,700	1,721,328
Deluxe Corp	57,700	3,591,825
Elbit Systems Ltd (NASDAQ) (Israel)	19,600	1,190,406
EnerSys	64,600	3,987,112
Ennis Inc	52,800	711,216
GATX Corp	48,923	2,815,029
General Cable Corp	145,800	2,172,420
Granite Construction Inc	81,100	3,083,422
Hawaiian Holdings Inc *	199,190	5,188,900
Hillenbrand Inc	67,800	2,339,100
Hyster-Yale Materials Handling Inc	35,110	2,570,052
Kelly Services Inc ‘A’	77,260	1,314,965
Kennametal Inc	107,100	3,833,109
Oshkosh Corp	44,472	2,163,563
Park-Ohio Holdings Corp	17,300	1,090,419
Regal-Beloit Corp	94,987	7,143,022
SkyWest Inc	374,170	4,968,978
Standex International Corp	13,355	1,031,807
TAL International Group Inc *	70,880	3,088,242
Terex Corp	92,580	2,581,130
Textainer Group Holdings Ltd (Bermuda)	53,198	1,825,755
The Babcock & Wilcox Co	135,239	4,097,742
Trinity Industries Inc	83,392	2,335,810
Triumph Group Inc	60,439	4,062,710
Tutor Perini Corp *	187,570	4,514,810
UniFirst Corp	22,748	2,762,745
United Stationers Inc	141,993	5,986,425
Universal Forest Products Inc	6,288	334,522
Valmont Industries Inc	31,900	4,051,300
Viad Corp	169,560	4,520,470
Wabash National Corp *	426,270	5,268,697
West Corp	48,137	1,588,521
WestJet Airlines Ltd (Canada)	121,829	3,531,762

		130,815,302

Information Technology - 11.7%

Advanced Micro Devices Inc *	502,620	1,341,995
Anixter International Inc *	32,350	2,861,681
Arrow Electronics Inc *	71,650	4,147,818
Avnet Inc	83,350	3,585,717
AVX Corp	71,400	999,600
Belden Inc	15,152	1,194,129
Booz Allen Hamilton Holding Corp	275,220	7,301,586
Convergys Corp	115,204	2,346,705
CSG Systems International Inc	140,810	3,530,107
Entegris Inc *	100,260	1,324,435

	Shares	Value
ExlService Holdings Inc *	40,120	$1,151,845
Fabrinet * (Cayman)	211,453	3,751,176
Fairchild Semiconductor International Inc *	253,420	4,277,730
Finisar Corp *	148,260	2,877,727
Insight Enterprises Inc *	194,998	5,048,498
Integrated Silicon Solution Inc	267,960	4,440,097
j2 Global Inc	42,886	2,658,932
Jabil Circuit Inc	104,660	2,284,728
Mentor Graphics Corp	181,980	3,989,002
Methode Electronics Inc	25,800	941,958
Mitel Networks Corp * (Canada)	353,849	3,782,646
MKS Instruments Inc	110,740	4,053,084
Photronics Inc *	393,248	3,267,891
Spansion Inc ‘A’ *	100,595	3,442,361
Sykes Enterprises Inc *	158,110	3,710,842
TTM Technologies Inc *	284,620	2,143,189
Vishay Intertechnology Inc	397,424	5,623,549

		86,079,028

Materials - 8.9%

A Schulman Inc	167,180	6,775,805
Cabot Corp	88,500	3,881,610
Commercial Metals Co	263,900	4,298,931
Graphic Packaging Holding Co *	219,300	2,986,866
Hi-Crush Partners LP	48,687	1,510,758
HudBay Minerals Inc (Canada)	488,153	4,252,116
Innophos Holdings Inc	50,000	2,922,500
KapStone Paper & Packaging Corp	26,500	776,715
Methanex Corp (NASDAQ) (Canada)	49,956	2,289,483
Neenah Paper Inc	45,797	2,760,185
Olin Corp	171,305	3,900,615
Rayonier Advanced Materials Inc	109,300	2,437,390
Rentech Nitrogen Partners LP	46,371	487,359
Rock-Tenn Co ‘A’	50,900	3,103,882
Royal Gold Inc	67,825	4,252,628
RTI International Metals Inc *	161,390	4,076,711
Schweitzer-Mauduit International Inc	45,122	1,908,661
Silgan Holdings Inc	58,570	3,139,352
Sonoco Products Co	87,550	3,825,935
Steel Dynamics Inc	151,800	2,996,532
Stepan Co	31,072	1,245,366
Western Forest Products Inc (Canada)	585,660	1,361,062

		65,190,462

Telecommunication Services - 0.2%

Inteliquent Inc	81,250	1,594,938

Utilities - 3.3%

Atmos Energy Corp	54,950	3,062,913
Great Plains Energy Inc	131,800	3,744,438
PNM Resources Inc	199,890	5,922,741
Southwest Gas Corp	98,050	6,060,470
The Laclede Group Inc	34,300	1,824,760
UGI Corp	98,190	3,729,256

		24,344,578

Total Common Stocks (Cost $628,730,485)		706,863,286

CLOSED-END MUTUAL FUND - 0.3%

Central Fund of Canada Ltd ‘A’ (Canada)	168,800	1,954,704

Total Closed-End Mutual Fund (Cost $2,052,778)		1,954,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.9%

Repurchase Agreement - 3.9%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $28,697,418; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $29,280,675)	$28,697,418	$28,697,418

Total Short-Term Investment (Cost $28,697,418)		28,697,418

TOTAL INVESTMENTS - 100.4% (Cost $659,480,681)		737,515,408

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(2,902,589)

NET ASSETS - 100.0%		$734,612,819

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	26.9%
Industrials	17.8%
Consumer Discretionary	13.8%
Information Technology	11.7%
Materials	8.9%
Energy	5.7%
Consumer Staples	4.3%
Short-Term Investment	3.9%
Health Care	3.6%
Utilities	3.3%
Others (each less than 3.0%)	0.5%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$706,863,286	$706,863,286	$-	$-
	Closed-End Mutual Fund	1,954,704	1,954,704	-	-
	Short-Term Investment	28,697,418	-	28,697,418	-

	Total	$737,515,408	$708,817,990	$28,697,418	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 98.7%

Consumer Discretionary - 16.3%

AutoZone Inc *	15,280	$9,460,001
Bed Bath & Beyond Inc *	100,200	7,632,234
Best Buy Co Inc	248,078	9,670,080
Brookfield Residential Properties Inc (NYSE) * (Canada)	216,400	5,206,584
CBS Corp ‘B’	60,510	3,348,623
ClubCorp Holdings Inc	166,550	2,986,242
Coach Inc	63,616	2,389,417
DIRECTV *	51,071	4,427,856
DISH Network Corp ‘A’ *	203,111	14,804,761
Entercom Communications Corp ‘A’ *	148,094	1,800,823
Expedia Inc	143,900	12,283,304
Gannett Co Inc	141,200	4,508,516
Genuine Parts Co	39,240	4,181,807
Hanesbrands Inc	65,200	7,277,624
Kohl’s Corp	229,312	13,997,204
La Quinta Holdings Inc *	200,947	4,432,891
Omnicom Group Inc	104,400	8,087,868
The Gap Inc	178,354	7,510,487
The Home Depot Inc	71,382	7,492,969
Time Inc	168,700	4,151,707
Time Warner Inc	40,613	3,469,162
Twenty-First Century Fox Inc ‘B’	128,400	4,736,676

		143,856,836

Consumer Staples - 5.1%

CVS Health Corp	70,422	6,782,343
Dr Pepper Snapple Group Inc	100,523	7,205,488
Post Holdings Inc *	100,485	4,209,317
The Kroger Co	113,100	7,262,151
The Procter & Gamble Co	154,360	14,060,652
TreeHouse Foods Inc *	62,500	5,345,625

		44,865,576

Energy - 7.3%

CONSOL Energy Inc	207,050	7,000,360
Devon Energy Corp	111,166	6,804,471
Exxon Mobil Corp	250,776	23,184,241
Kinder Morgan Inc	110,413	4,671,574
Marathon Oil Corp	151,872	4,296,459
PBF Energy Inc ‘A’	175,993	4,688,454
Phillips 66	132,860	9,526,062
Southwestern Energy Co *	171,880	4,690,605

		64,862,226

Financials - 34.6%

Alleghany Corp *	10,189	4,722,602
Allied World Assurance Co Holdings AG (Switzerland)	94,802	3,594,892
Ally Financial Inc *	394,474	9,317,476
American Homes 4 Rent ‘A’ REIT	170,683	2,906,731
American International Group Inc	236,312	13,235,835
American Residential Properties Inc REIT *	153,478	2,696,608
Ameriprise Financial Inc	45,250	5,984,313
Bank of America Corp	913,240	16,337,864
Brixmor Property Group Inc REIT	197,885	4,915,463
Brookfield Asset Management Inc ‘A’ (NYSE) (Canada)	119,800	6,005,574
Capital One Financial Corp	193,767	15,995,466
Citigroup Inc	233,100	12,613,041
Citizens Financial Group Inc	188,500	4,686,110
CNO Financial Group Inc	199,234	3,430,809
EastGroup Properties Inc REIT	40,927	2,591,498
Excel Trust Inc REIT	189,857	2,542,185
Fifth Third Bancorp	334,105	6,807,389
First Republic Bank	95,100	4,956,612

	Shares	Value
Hudson City Bancorp Inc	376,400	$3,809,168
Kimco Realty Corp REIT	201,895	5,075,640
Legg Mason Inc	167,336	8,930,722
Loews Corp	420,055	17,650,711
M&T Bank Corp	47,050	5,910,421
Marsh & McLennan Cos Inc	120,890	6,919,744
National Bank Holdings Corp ‘A’	131,770	2,557,656
Northern Trust Corp	79,720	5,373,128
Old Republic International Corp	153,158	2,240,702
Prudential Financial Inc	103,362	9,350,127
Rayonier Inc REIT	157,920	4,412,285
SunTrust Banks Inc	225,729	9,458,045
T Rowe Price Group Inc	141,444	12,144,382
The Hartford Financial Services Group Inc	240,900	10,043,121
The PNC Financial Services Group Inc	103,710	9,461,463
The Travelers Cos Inc	86,324	9,137,395
Unum Group	183,200	6,390,016
US Bancorp	250,700	11,268,965
Wells Fargo & Co	582,470	31,931,005
Weyerhaeuser Co REIT	219,300	7,870,677
WR Berkley Corp	63,700	3,265,262

		306,541,103

Health Care - 9.4%

Aetna Inc	90,100	8,003,583
Johnson & Johnson	189,748	19,841,948
Merck & Co Inc	272,900	15,497,991
National Healthcare Corp	54,236	3,408,190
Pfizer Inc	649,600	20,235,040
UnitedHealth Group Inc	110,608	11,181,363
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	36,256	5,188,596

		83,356,711

Industrials - 8.7%

Carlisle Cos Inc	99,514	8,980,143
Crane Co	50,242	2,949,206
Delta Air Lines Inc	188,132	9,254,213
Dover Corp	129,910	9,317,145
Equifax Inc	110,970	8,974,144
Honeywell International Inc	82,700	8,263,384
Illinois Tool Works Inc	99,800	9,451,060
Kirby Corp *	34,600	2,793,604
United Technologies Corp	97,587	11,222,505
WW Grainger Inc	23,000	5,862,470

		77,067,874

Information Technology - 5.9%

Analog Devices Inc	94,200	5,229,984
Cisco Systems Inc	423,800	11,787,997
Hewlett-Packard Co	147,000	5,899,110
KLA-Tencor Corp	54,968	3,865,350
Microsoft Corp	109,540	5,088,133
QUALCOMM Inc	89,540	6,655,508
Texas Instruments Inc	174,422	9,325,472
The Western Union Co	249,496	4,468,474

		52,320,028

Materials - 3.8%

Ball Corp	104,200	7,103,314
KapStone Paper & Packaging Corp	104,600	3,065,826
Martin Marietta Materials Inc	79,817	8,805,411
Rock-Tenn Co ‘A’	141,440	8,625,011
The Mosaic Co	135,127	6,168,548

		33,768,110

Telecommunication Services - 1.2%

Verizon Communications Inc	229,252	10,724,409

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Utilities - 6.4%

American Electric Power Co Inc	117,200	$7,116,384
Duke Energy Corp	104,890	8,762,510
Edison International	102,400	6,705,152
NextEra Energy Inc	85,000	9,034,650
NiSource Inc	59,800	2,536,716
Northeast Utilities	98,000	5,244,960
Sempra Energy	79,669	8,871,940
Xcel Energy Inc	220,190	7,909,225

		56,181,537

Total Common Stocks (Cost $722,238,649)		873,544,410

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $11,634,499; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $11,869,050)	$11,634,499	11,634,499

Total Short-Term Investment (Cost $11,634,499)		11,634,499

TOTAL INVESTMENTS - 100.0% (Cost $733,873,148)		885,178,909

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(258,126)

NET ASSETS - 100.0%		$884,920,783

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	34.6%
Consumer Discretionary	16.3%
Health Care	9.4%
Industrials	8.7%
Energy	7.3%
Utilities	6.4%
Information Technology	5.9%
Consumer Staples	5.1%
Materials	3.8%
Others (each less than 3.0%)	2.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$873,544,410	$873,544,410	$-	$-
	Short-Term Investment	11,634,499	-	11,634,499	-

	Total	$885,178,909	$873,544,410	$11,634,499	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

OncoGenex Pharmaceutical Inc Exercise @ $20.00 Exp 10/19/15 * ¯	12,820	$-
SANUWAVE Health Inc Exercise @ $4.00 Exp 04/08/16 * ¯	135,383	2

		2

Total Warrants (Cost $0)		2

COMMON STOCKS - 98.7%

Health Care - 98.7%

Abbott Laboratories	176,600	7,950,532
AbbVie Inc	166,600	10,902,304
Acceleron Pharma Inc *	26,500	1,032,440
Acorda Therapeutics Inc *	15,600	637,572
Actavis PLC * (Ireland)	32,640	8,401,862
Actelion Ltd (Switzerland)	13,700	1,576,146
Aetna Inc	27,600	2,451,708
Agilent Technologies Inc	61,200	2,505,528
Agios Pharmaceuticals Inc *	22,983	2,575,015
Alder Biopharmaceuticals Inc *	16,800	488,712
Alexion Pharmaceuticals Inc *	51,400	9,510,542
Align Technology Inc *	11,300	631,783
Alkermes PLC * (Ireland)	79,100	4,632,096
Allergan Inc	34,200	7,270,578
AmerisourceBergen Corp	20,800	1,875,328
Amgen Inc	65,200	10,385,708
Anacor Pharmaceuticals Inc *	10,900	351,525
Anthem Inc	14,600	1,834,782
AstraZeneca PLC (United Kingdom)	72,000	5,064,887
AtriCure Inc *	25,100	500,996
Avalanche Biotechnologies Inc *	3,300	178,200
Baxter International Inc	48,300	3,539,907
Bayer AG (Germany)	26,400	3,609,129
Becton Dickinson and Co	29,100	4,049,556
BioCryst Pharmaceuticals Inc *	16,300	198,208
Biogen Idec Inc *	31,111	10,560,629
BioMarin Pharmaceutical Inc *	43,400	3,923,360
Bluebird Bio Inc *	3,100	284,332
Boston Scientific Corp *	265,900	3,523,175
Bristol-Myers Squibb Co	108,400	6,398,852
Cardinal Health Inc	63,700	5,142,501
CareFusion Corp *	34,100	2,023,494
Celgene Corp *	108,900	12,181,554
Celldex Therapeutics Inc *	21,600	394,200
Cerner Corp *	37,600	2,431,216
Charles River Laboratories International Inc *	53,400	3,398,376
Chugai Pharmaceutical Co Ltd (Japan)	61,200	1,504,408
Cigna Corp	53,400	5,495,394
Clovis Oncology Inc *	19,000	1,064,000
Coloplast AS ‘B’ (Denmark)	10,000	841,671
Covidien PLC (Ireland)	71,400	7,302,792
Cyberonics Inc *	12,400	690,432
DENTSPLY International Inc	12,800	681,856
Dermira Inc *	12,500	226,375
DexCom Inc *	23,900	1,315,695
Dyax Corp *	51,500	724,090
Edwards Lifesciences Corp *	40,000	5,095,200
Eisai Co Ltd (Japan)	53,000	2,053,636
Eli Lilly & Co	93,000	6,416,070
Envision Healthcare Holdings Inc *	58,800	2,039,772
Express Scripts Holding Co *	30,200	2,557,034
Genomic Health Inc *	28,800	920,736

	Shares	Value
Gilead Sciences Inc *	51,900	$4,892,094
HCA Holdings Inc *	68,991	5,063,250
HealthEquity Inc *	6,100	155,245
Illumina Inc *	21,300	3,931,554
Incyte Corp *	36,500	2,668,515
Insulet Corp *	8,800	405,328
Intra-Cellular Therapies Inc *	60,300	1,064,295
Intuitive Surgical Inc *	6,600	3,491,004
Isis Pharmaceuticals Inc *	47,800	2,951,172
Jazz Pharmaceuticals PLC * (Ireland)	7,000	1,146,110
Johnson & Johnson	85,700	8,961,649
Juno Therapeutics Inc *	8,700	454,314
Karyopharm Therapeutics Inc *	30,400	1,137,872
Kite Pharma Inc *	3,100	178,777
Mallinckrodt PLC * (Ireland)	36,500	3,614,595
Masimo Corp *	27,100	713,814
McKesson Corp	38,300	7,950,314
Medivation Inc *	18,200	1,812,902
Medtronic Inc	71,100	5,133,420
Merck & Co Inc	132,800	7,541,712
Mylan Inc *	71,400	4,024,818
Neurocrine Biosciences Inc *	52,400	1,170,616
Novartis AG (Switzerland)	87,600	8,056,352
Otonomy Inc *	6,300	209,979
Perrigo Co PLC (Ireland)	32,100	5,365,836
Pfizer Inc	133,200	4,149,180
Phibro Animal Health Corp ‘A’	21,000	662,550
Premier Inc ‘A’ *	21,000	704,130
PTC Therapeutics Inc *	18,900	978,453
Puma Biotechnology Inc *	11,600	2,195,532
PW Medtech Group Ltd * (Cayman)	593,000	263,990
Receptos Inc *	32,400	3,969,324
Regeneron Pharmaceuticals Inc *	11,475	4,707,619
Roche Holding AG (XVTX) (Switzerland)	15,940	4,320,385
Sage Therapeutics Inc *	2,000	73,200
Salix Pharmaceuticals Ltd *	10,100	1,160,894
Sarepta Therapeutics Inc *	23,700	342,939
Seattle Genetics Inc *	14,700	472,311
Shire PLC ADR (United Kingdom)	12,000	2,550,480
St Jude Medical Inc	44,300	2,880,829
Stryker Corp	67,000	6,320,110
Teva Pharmaceutical Industries Ltd ADR (Israel)	90,000	5,175,900
The Cooper Cos Inc	13,900	2,253,051
Thermo Fisher Scientific Inc	33,400	4,184,686
Thoratec Corp *	13,200	428,472
Ultragenyx Pharmaceutical Inc *	27,300	1,197,924
UnitedHealth Group Inc	96,900	9,795,621
Universal Health Services Inc ‘B’	33,300	3,704,958
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	28,000	4,007,080
Vertex Pharmaceuticals Inc *	45,300	5,381,640
Zimmer Holdings Inc	13,500	1,531,170
Zoetis Inc	24,400	1,049,932

		337,903,791

Total Common Stocks (Cost $259,570,055)		337,903,791

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $3,765,514; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $3,844,125)	$3,765,514	$3,765,514

Total Short-Term Investment (Cost $3,765,514)		3,765,514

TOTAL INVESTMENTS - 99.8% (Cost $263,335,569)		341,669,307

OTHER ASSETS & LIABILITIES, NET - 0.2%		787,612

NET ASSETS - 100.0%		$342,456,919

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified by health care sector as a percentage of net assets as follows:

Pharmaceuticals	33.5%
Biotechnology	28.1%
Health Care Equipment	16.7%
Managed Health Care	5.8%
Health Care Distributors	4.4%
Life Sciences Tools & Services	4.1%
Others (each less than 3.0%)	6.1%

98.7%
Short-Term Investment	1.1%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Restricted securities as of December 31, 2014 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
OncoGenex Pharmaceutical Inc Warrants (Exp 10/19/15) Acq 10/19/10	$-	$-	0.0%
SANUWAVE Health Inc Warrants (Exp 04/08/16) Acq 04/08/11	-	2	0.0%

	$-	$2	0.0%

(d)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
DKK	994,513	USD	164,077	01/15	BOA	($2,456)
DKK	783,000	USD	129,789	01/15	CIT	(2,541)
JPY	208,441,000	USD	1,741,009	01/15	CIT	(575)
USD	6,847,183	CHF	6,450,964	01/15	BNP	356,934
USD	157,931	CHF	154,000	01/15	GSC	2,993
USD	278,488	CHF	269,286	01/15	RBS	7,561
USD	238,582	CHF	228,105	01/15	TDB	9,088
USD	264,957	CHF	255,450	01/15	UBS	7,951
USD	553,600	EUR	432,113	01/15	BNP	30,627
USD	114,321	EUR	92,253	01/15	RBS	2,670
USD	54,070	EUR	42,882	01/15	TDB	2,171
USD	73,831	EUR	59,190	01/15	UBS	2,196
USD	3,367,087	GBP	2,095,334	01/15	BNP	101,733
USD	51,731	GBP	33,000	01/15	JPM	304
USD	103,065	GBP	65,000	01/15	RBS	1,769
USD	84,780	GBP	53,000	01/15	TDB	2,185
USD	97,399	GBP	62,000	01/15	UBS	778
USD	369,928	HKD	2,869,897	01/15	BNP	(152)
USD	876,624	JPY	106,136,000	01/15	GSC	(9,586)
USD	282,372	JPY	34,069,000	01/15	RBS	(2,097)
USD	923,831	JPY	111,660,000	01/15	TDB	(8,503)

Total Forward Foreign Currency Contracts						$503,050

(e)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2013	-	$-
Put Options Written	472	75,322
Put Options Expired	(472)	(75,322)

Outstanding, December 31, 2014	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$2	$-	$2	$-
	Common Stocks
	Health Care	337,903,791	310,613,187	27,290,604	-
	Short-Term Investment	3,765,514	-	3,765,514	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	528,960	-	528,960	-

	Total Assets	342,198,267	310,613,187	31,585,080	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(25,910)	-	(25,910)	-

	Total Liabilities	(25,910)	-	(25,910)	-

	Total	$342,172,357	$310,613,187	$31,559,170	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 99.2%

Consumer Discretionary - 3.7%

Extended Stay America Inc	111,130	$2,145,920
Hilton Worldwide Holdings Inc *	372,985	9,731,179
La Quinta Holdings Inc *	100,543	2,217,979
Starwood Hotels & Resorts Worldwide Inc	221,350	17,944,844

		32,039,922

Financials - 95.5%

Acadia Realty Trust REIT	76,290	2,443,569
Alexandria Real Estate Equities Inc REIT	68,478	6,076,738
American Realty Capital Healthcare Trust Inc REIT	327,428	3,896,393
AvalonBay Communities Inc REIT	296,429	48,433,534
BioMed Realty Trust Inc REIT	234,120	5,042,945
Boston Properties Inc REIT	272,623	35,083,854
Camden Property Trust REIT	209,107	15,440,461
Chesapeake Lodging Trust REIT	238,478	8,873,766
Corporate Office Properties Trust REIT	85,520	2,426,202
Cousins Properties Inc REIT	696,677	7,956,051
CubeSmart REIT	101,011	2,229,313
DCT Industrial Trust Inc REIT	96,680	3,447,609
DDR Corp REIT	3,049	55,980
Douglas Emmett Inc REIT	279,035	7,924,594
Duke Realty Corp REIT	320,524	6,474,585
Equity Lifestyle Properties Inc REIT	230,933	11,904,596
Equity One Inc REIT	74,626	1,892,515
Equity Residential REIT	1,046,549	75,184,080
Essex Property Trust Inc REIT	51,044	10,545,690
Federal Realty Investment Trust REIT	61,946	8,267,313
General Growth Properties Inc REIT	1,323,874	37,240,576
HCP Inc REIT	313,508	13,803,757
Health Care REIT Inc	99,831	7,554,212
Healthcare Realty Trust Inc REIT	166,564	4,550,529
Host Hotels & Resorts Inc REIT	2,925,946	69,549,736
Hudson Pacific Properties Inc REIT	394,881	11,870,123
Kimco Realty Corp REIT	319,490	8,031,979
Liberty Property Trust REIT	242,845	9,138,257
Mack-Cali Realty Corp REIT	457,131	8,712,917
Mid-America Apartment Communities Inc REIT	135,771	10,139,378
National Retail Properties Inc REIT	285,405	11,236,395
New York REIT Inc	21,204	224,550
Paramount Group Inc REIT *	215,841	4,012,484
Prologis Inc REIT	442,451	19,038,667
PS Business Parks Inc REIT	15,468	1,230,325
Public Storage REIT	229,371	42,399,229
Realty Income Corp REIT	147,245	7,025,059
Regency Centers Corp REIT	413,976	26,403,389
Rexford Industrial Realty Inc REIT	192,631	3,026,233
Senior Housing Properties Trust REIT	816,434	18,051,356
Simon Property Group Inc REIT	625,618	113,931,294

	Shares	Value
Sovran Self Storage Inc REIT	44,663	$3,895,507
STORE Capital Corp REIT	145,255	3,138,961
Sunstone Hotel Investors Inc REIT	291,702	4,816,000
Tanger Factory Outlet Centers Inc REIT	568,626	21,016,417
The Macerich Co REIT	265,809	22,171,129
Ventas Inc REIT	319,514	22,909,154
Vornado Realty Trust REIT	519,182	61,112,913
WP Carey Inc REIT	52,291	3,665,599

		833,495,913

Total Common Stocks (Cost $691,473,627)		865,535,835

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $5,241,042; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $5,346,600)	$5,241,042	5,241,042

Total Short-Term Investment (Cost $5,241,042)		5,241,042

TOTAL INVESTMENTS - 99.8% (Cost $696,714,669)		870,776,877

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,015,638

NET ASSETS - 100.0%		$872,792,515

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	29.8%
Residential	19.7%
Specialized	13.8%
Hotels, Resorts & Cruise Lines	12.7%
Diversified	10.6%
Office	9.3%
Others (each less than 3.0%)	3.3%

99.2%
Short-Term Investment	0.6%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$865,535,835	$865,535,835	$-	$-
	Short-Term Investment	5,241,042	-	5,241,042	-

	Total	$870,776,877	$865,535,835	$5,241,042	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 93.4%

Consumer Discretionary - 3.2%

Garmin Ltd (Switzerland)	21,300	$1,125,279
Harman International Industries Inc	17,900	1,910,109

		3,035,388

Financials - 0.7%

QTS Realty Trust Inc ‘A’ REIT	19,700	666,648

Health Care - 16.2%

Cardiovascular Systems Inc *	15,100	454,208
Cerner Corp *	35,300	2,282,498
Evogene Ltd * (Israel)	26,303	242,251
FibroGen Inc *	8,704	237,967
Isis Pharmaceuticals Inc *	48,200	2,975,868
PRA Health Sciences Inc *	35,769	866,325
Tenet Healthcare Corp *	38,200	1,935,594
Teva Pharmaceutical Industries Ltd ADR (Israel)	35,900	2,064,609
Vertex Pharmaceuticals Inc *	34,700	4,122,360

		15,181,680

Industrials - 6.2%

Abengoa SA ‘B’ (Spain)	213,300	462,603
Abengoa SA ADR (Spain)	63,700	692,737
Advanced Drainage Systems Inc	26,870	617,473
Pentair PLC (Ireland)	33,900	2,251,638
SolarCity Corp *	9,500	508,060
Toshiba Corp (Japan)	297,000	1,257,616

		5,790,127

Information Technology - 65.1%

21Vianet Group Inc ADR * (Cayman)	26,100	403,767
ACI Worldwide Inc *	126,600	2,553,522
Acxiom Corp *	98,400	1,994,568
Alibaba Group Holding Ltd ADR * (Cayman)	10,700	1,112,158
Alliance Data Systems Corp *	15,739	4,502,141
Apple Inc	12,488	1,378,425
Aspen Technology Inc *	81,900	2,868,138
Broadcom Corp ‘A’	11,600	502,628
Cree Inc *	46,300	1,491,786
Cypress Semiconductor Corp *	101,400	1,447,992
Dialog Semiconductor PLC * (United Kingdom)	38,700	1,368,087
EPAM Systems Inc *	19,800	945,450
Euronet Worldwide Inc *	59,500	3,266,550
EVERTEC Inc	40,900	905,117
Facebook Inc ‘A’ *	25,700	2,005,114
FLIR Systems Inc	26,600	859,446
Globant SA * (Luxembourg)	11,572	180,755
Google Inc ‘A’ *	2,115	1,122,346
Google Inc ‘C’ *	2,115	1,113,336
iGATE Corp *	77,700	3,067,596
Intel Corp	26,700	968,943
Marvell Technology Group Ltd (Bermuda)	79,300	1,149,850
Micron Technology Inc *	219,200	7,674,192
Microsemi Corp *	64,700	1,836,186
Microsoft Corp	54,100	2,512,945
Nanometrics Inc *	23,300	391,906
NXP Semiconductors NV * (Netherlands)	29,700	2,269,080
Photronics Inc *	78,700	653,997
QIWI PLC ADR (Cyprus)	33,400	674,346
Qlik Technologies Inc *	36,300	1,121,307
Rambus Inc *	102,300	1,134,507
Ruckus Wireless Inc *	63,000	757,260
SanDisk Corp	10,800	1,058,184
Semtech Corp *	43,600	1,202,052

	Shares	Value
Silver Spring Networks Inc *	78,100	$658,383
Twitter Inc *	29,200	1,047,404
Universal Display Corp *	34,700	962,925
WNS Holdings Ltd ADR * (United Kingdom)	93,900	1,939,974

		61,102,363

Materials - 0.6%

BioAmber Inc *	44,000	369,160
Marrone Bio Innovations Inc *	41,900	151,259

		520,419

Telecommunication Services - 1.1%

China Unicom Hong Kong Ltd (Hong Kong)	142,000	190,558
Windstream Holdings Inc	32,100	264,504
Zayo Group Holdings Inc *	17,900	547,203

		1,002,265

Utilities - 0.3%

Abengoa Yield PLC (United Kingdom)	11,800	322,376

Total Common Stocks (Cost $81,129,567)		87,621,266

PURCHASED OPTIONS - 0.0%
(See Note (c) in Notes to Schedule of Investments) (Cost $91,920)		39,525

	Principal Amount

SHORT-TERM INVESTMENT - 6.7%

Repurchase Agreement - 6.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $6,253,073; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $6,381,750)	$6,253,073	6,253,073

Total Short-Term Investment (Cost $6,253,073)		6,253,073

TOTAL INVESTMENTS - 100.1% (Cost $87,474,560)		93,913,864

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(108,130)

NET ASSETS - 100.0%		$93,805,734

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified by technology sector as a percentage of net assets as follows:

Semiconductors	22.4%
Data Processing & Outsourced Services	12.0%
Biotechnology	8.1%
Application Software	7.9%
Internet Software & Services	7.3%
IT Consulting & Other Services	6.4%
Consumer Electronics	3.2%
Others (each less than 3.0%)	26.1%

	93.4%
Short-Term Investment	6.7%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Purchased options outstanding as of December 31, 2014 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Intel Corp	$39.00	03/20/15	MSC	766	$91,920	$39,525

Total Purchased Options					$91,920	$39,525

(d)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2013	-	$-
Call Options Written	80	8,600
Put Options Written	1,757	99,166
Call Options Closed	(80)	(8,600)
Put Options Closed	(991)	(60,866)

Outstanding, December 31, 2014	766	$38,300

(e)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - Intel Corp	$33.00	03/20/15	MSC	766	$38,300	($44,888)

Total Written Options					$38,300	($44,888)

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$3,035,388	$3,035,388	$-	$-
	Financials	666,648	666,648	-	-
	Health Care	15,181,680	15,181,680	-	-
	Industrials	5,790,127	4,069,908	1,720,219	-
	Information Technology	61,102,363	59,734,276	1,368,087	-
	Materials	520,419	520,419	-	-
	Telecommunication Services	1,002,265	811,707	190,558	-
	Utilities	322,376	322,376	-	-

		87,621,266	84,342,402	3,278,864	-

	Short-Term Investment	6,253,073	-	6,253,073	-
	Derivatives:
	Equity Contracts
	Purchased Options	39,525	-	39,525	-

	Total Assets	93,913,864	84,342,402	9,571,462	-

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(44,888)	-	(44,888)	-

	Total Liabilities	(44,888)	-	(44,888)	-

	Total	$93,868,976	$84,342,402	$9,526,574	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
WARRANTS - 0.1%

Malaysia - 0.1%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	1,707,375	$1,362,384

Total Warrants (Cost $804,480)		1,362,384

PREFERRED STOCKS - 4.1%

Brazil - 3.1%

Banco Bradesco SA ADR	682,050	9,119,008
Lojas Americanas SA	4,324,375	28,027,340
Petroleo Brasileiro SA ADR	2,052,400	15,557,192
Telefonica Brasil SA	1,500	26,493

		52,730,033

Colombia - 0.9%

Banco Davivienda SA	567,648	6,615,255
Bancolombia SA	108,278	1,299,945
Bancolombia SA ADR	176,840	8,467,099

		16,382,299

India - 0.1%

Zee Entertainment Enterprises Ltd	84,748,734	1,168,068

Total Preferred Stocks (Cost $79,050,155)		70,280,400

COMMON STOCKS - 90.2%

Bermuda - 1.0%

Jardine Strategic Holdings Ltd (XSES)	510,840	17,384,317

Brazil - 6.8%

Ambev SA ADR	1,921,410	11,951,170
B2W Cia Digital *	578,494	4,847,936
BM&FBovespa SA	4,741,743	17,565,644
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,520,100	6,263,130
Diagnosticos da America SA	1,311,500	5,492,328
Embraer SA ADR	542,223	19,986,340
Estacio Participacoes SA	1,015,400	8,985,968
Kroton Educacional SA	1,672,529	9,637,196
Natura Cosmeticos SA	727,050	8,707,302
Sul America SA	1,241,041	5,960,164
Telefonica Brasil SA ADR	972,020	17,185,314

		116,582,492

Cayman - 13.5%

58.com Inc ADR *	85,900	3,569,145
Alibaba Group Holding Ltd ADR *	130,800	13,595,352
Baidu Inc ADR *	355,940	81,143,642
Eurasia Drilling Co Ltd GDR (LI) ~	181,545	3,211,353
Homeinns Hotel Group ADR *	293,880	8,822,277
JD.com Inc ADR *	593,492	13,733,405
Melco Crown Entertainment Ltd ADR	405,880	10,309,352
New Oriental Education & Technology Group Inc ADR *	790,880	16,141,861
Qunar Cayman Islands Ltd ADR *	210,100	5,973,143
SOHO China Ltd	10,877,500	7,648,352
Tencent Holdings Ltd	2,445,918	35,094,854
Tingyi Cayman Islands Holding Corp	9,756,000	22,171,056
Want Want China Holdings Ltd	8,136,000	10,673,199

		232,086,991

	Shares	Value
Chile - 0.7%

Cencosud SA	4,755,429	$12,035,585

China - 3.3%

China Life Insurance Co Ltd ‘H’	3,363,000	13,191,784
China Oilfield Services Ltd ‘H’	4,754,000	8,275,710
China Pacific Insurance Group Co Ltd ‘H’	1,863,600	9,339,289
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	5,283,000	4,250,399
Sinopharm Group Co Ltd ‘H’	4,087,600	14,387,350
Tsingtao Brewery Co Ltd ‘H’	1,010,000	6,824,975

		56,269,507

Colombia - 2.0%

Almacenes Exito SA	553,941	6,755,132
Almacenes Exito SA GDR ~	494,778	6,079,337
Grupo Aval Acciones y Valores ADR (NYSE)	1,083,260	11,255,071
Grupo de Inversiones Suramericana SA	642,672	10,708,168

		34,797,708

Denmark - 0.8%

Carlsberg AS ‘B’	169,695	13,177,770

Egypt - 0.6%

Commercial International Bank Egypt SAE	1,588,757	10,930,127

France - 2.8%

Hermes International	7,036	2,508,855
LVMH Moet Hennessy Louis Vuitton SA	144,262	22,812,737
Pernod Ricard SA	201,411	22,331,839

		47,653,431

Hong Kong - 3.8%

AIA Group Ltd	3,429,400	18,883,858
Hang Lung Group Ltd	1,730,000	7,823,451
Hang Lung Properties Ltd	8,897,000	24,794,945
Hong Kong Exchanges & Clearing Ltd	608,325	13,382,344

		64,884,598

India - 14.9%

Ambuja Cements Ltd	1,979,887	7,152,363
Apollo Hospitals Enterprise Ltd	513,580	9,180,778
Asian Paints Ltd	274,210	3,251,750
Cipla Ltd	961,790	9,519,405
Colgate-Palmolive India Ltd	205,104	5,794,392
Divi’s Laboratories Ltd	37,346	1,017,263
Dr Reddy’s Laboratories Ltd	257,199	13,231,136
Glenmark Pharmaceuticals Ltd	250,740	3,049,568
Hindustan Unilever Ltd	150,384	1,806,595
Housing Development Finance Corp Ltd	2,946,990	52,721,823
ICICI Bank Ltd ADR	3,347,900	38,668,245
Infosys Ltd	1,430,198	44,480,714
Larsen & Toubro Ltd	157,584	3,704,209
Lupin Ltd	109,361	2,474,667
Marico Ltd	978,435	5,023,874
Shriram Transport Finance Co Ltd	85,825	1,505,048
Sun Pharmaceutical Industries Ltd	544,365	7,113,367
Tata Consultancy Services Ltd	436,099	17,658,973
Ultratech Cement Ltd	170,538	7,217,244
Zee Entertainment Enterprises Ltd	3,406,258	20,454,174

		255,025,588

Indonesia - 2.9%

P.T. Astra International Tbk	45,624,400	27,081,091
P.T. Indocement Tunggal Prakarsa Tbk	4,516,700	9,127,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
P.T. Semen Indonesia Persero Tbk	7,029,500	$9,132,557
P.T. Unilever Indonesia Tbk	1,448,500	3,779,405

		49,120,534

Italy - 1.7%

Prada SPA	5,080,700	28,745,623

Luxembourg - 0.9%

Tenaris SA ADR	519,200	15,685,032

Malaysia - 1.1%

Genting Bhd	7,224,500	18,314,811

Mexico - 6.9%

Alfa SAB de CV ‘A’	915,299	2,043,545
America Movil SAB de CV ‘L’ ADR	1,500,900	33,289,962
Fomento Economico Mexicano SAB de CV *	1,726,100	15,312,173
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	322,875	4,268,307
Grupo Financiero Banorte SAB de CV ‘O’	4,369,562	24,048,695
Grupo Financiero Inbursa SAB de CV ‘O’	4,550,941	11,746,155
Grupo Mexico SAB de CV ‘B’	215,665	625,927
Grupo Televisa SAB ADR	692,670	23,592,340
Wal-Mart de Mexico SAB de CV ‘V’	1,786,014	3,839,862

		118,766,966

Netherlands - 1.4%

Yandex NV ‘A’ *	1,348,480	24,218,701

Nigeria - 1.0%

Guaranty Trust Bank PLC	34,632,601	4,765,295
Nigerian Breweries PLC	8,941,851	8,076,983
Zenith Bank PLC	48,954,454	4,924,872

		17,767,150

Philippines - 2.3%

Jollibee Foods Corp	2,263,158	10,802,494
SM Investments Corp	937,293	16,984,715
SM Prime Holdings Inc	32,207,275	12,211,126

		39,998,335

Russia - 4.5%

Alrosa AO	8,930,861	9,262,330
Magnit OJSC (RTS) *	223,934	35,616,044
NOVATEK OAO GDR (LI) ~	424,102	32,980,037

		77,858,411

South Africa - 1.5%

MTN Group Ltd	634,318	12,037,317
Naspers Ltd ‘N’	111,119	14,306,353

		26,343,670

South Korea - 0.8%

NAVER Corp	21,160	13,669,792

Switzerland - 1.3%

Cie Financiere Richemont SA ~	247,554	21,927,672

Taiwan - 1.9%

Taiwan Semiconductor Manufacturing Co Ltd	7,567,376	33,392,792

	Shares	Value
Thailand - 1.1%

Airports of Thailand PCL	442,400	$3,785,106
CP ALL PCL	11,922,200	15,333,947

		19,119,053

Turkey - 3.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS *	897,844	8,726,398
BIM Birlesik Magazalar AS	380,831	8,153,043
Haci Omer Sabanci Holding AS	3,879,287	16,852,913
Turkiye Garanti Bankasi AS	3,677,805	14,736,754
Ulker Biskuvi Sanayi AS	492,082	3,894,377

		52,363,485

United Arab Emirates - 1.2%

DP World Ltd (NASDAQ)	946,055	19,867,155

United Kingdom - 5.6%

Genel Energy PLC *	648,081	6,937,034
Glencore PLC *	6,092,639	28,042,875
HSBC Holdings PLC	980,739	9,330,531
Old Mutual PLC (XJSE)	5,178,025	15,418,549
SABMiller PLC	388,170	20,088,690
Tullow Oil PLC	2,489,663	15,752,759

		95,570,438

United States - 0.9%

MercadoLibre Inc	123,840	15,810,653

Total Common Stocks (Cost $1,466,887,829)		1,549,368,387

	Principal Amount

SHORT-TERM INVESTMENT - 5.8%

Repurchase Agreement - 5.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $99,280,728; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $101,266,550)	$99,280,728	99,280,728

Total Short-Term Investment (Cost $99,280,728)		99,280,728

TOTAL INVESTMENTS - 100.2% (Cost $1,646,023,192)		1,720,291,899

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(3,028,659)

NET ASSETS - 100.0%		$1,717,263,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.4%
Consumer Discretionary	17.7%
Information Technology	16.5%
Consumer Staples	14.9%
Short-Term Investment	5.8%
Energy	5.7%
Industrials	5.1%
Materials	4.3%
Health Care	4.1%
Telecommunication Services	3.6%
Others (each less than 3.0%)	0.1%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

India	15.0%
Cayman	13.5%
Brazil	9.9%
Mexico	6.9%
United States (Includes Short-Term Investment)	6.7%
United Kingdom	5.6%
Russia	4.5%
Hong Kong	3.8%
China	3.3%
Turkey	3.0%
Others (each less than 3.0%)	28.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$1,362,384	$1,362,384	$-	$-
	Preferred Stocks
	Brazil	52,730,033	24,676,200	28,053,833	-
	Colombia	16,382,299	8,467,099	7,915,200	-
	India	1,168,068	1,168,068	-	-

		70,280,400	34,311,367	35,969,033	-
	Common Stocks
	Bermuda	17,384,317	-	17,384,317	-
	Brazil	116,582,492	49,122,824	67,459,668	-
	Cayman	232,086,991	153,288,177	78,798,814	-
	Chile	12,035,585	-	12,035,585	-
	China	56,269,507	-	56,269,507	-
	Colombia	34,797,708	11,255,071	23,542,637	-
	Denmark	13,177,770	-	13,177,770	-
	Egypt	10,930,127	10,930,127	-	-
	France	47,653,431	-	47,653,431	-
	Hong Kong	64,884,598	-	64,884,598	-
	India	255,025,588	38,668,245	216,357,343	-
	Indonesia	49,120,534	-	49,120,534	-
	Italy	28,745,623	-	28,745,623	-
	Luxembourg	15,685,032	15,685,032	-	-
	Malaysia	18,314,811	-	18,314,811	-
	Mexico	118,766,966	118,766,966	-	-
	Netherlands	24,218,701	24,218,701	-	-
	Nigeria	17,767,150	17,767,150	-	-
	Philippines	39,998,335	-	39,998,335	-
	Russia	77,858,411	4,612,742	73,245,669	-
	South Africa	26,343,670	-	26,343,670	-
	South Korea	13,669,792	-	13,669,792	-
	Switzerland	21,927,672	-	21,927,672	-
	Taiwan	33,392,792	-	33,392,792	-
	Thailand	19,119,053	-	19,119,053	-
	Turkey	52,363,485	-	52,363,485	-
	United Arab Emirates	19,867,155	19,867,155	-	-
	United Kingdom	95,570,438	-	95,570,438	-
	United States	15,810,653	15,810,653	-	-

		1,549,368,387	479,992,843	1,069,375,544	-
	Short-Term Investment	99,280,728	-	99,280,728	-

	Total	$1,720,291,899	$515,666,594	$1,204,625,305	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.9%

Brazil - 0.9%

Itau Unibanco Holding SA ADR	1,656,786	$21,554,786

Total Preferred Stocks (Cost $24,143,193)		21,554,786

COMMON STOCKS - 98.9%

Australia - 0.4%

Orica Ltd	685,674	10,508,471

Bermuda - 1.4%

Global Brands Group Holding Ltd *	49,286,699	9,633,827
Li & Fung Ltd	26,609,980	24,885,689

		34,519,516

Canada - 5.1%

Canadian National Railway Co (NYSE)	864,729	59,588,475
Loblaw Cos Ltd	528,499	28,280,929
Valeant Pharmaceuticals International Inc *	256,865	36,759,950

		124,629,354

Denmark - 0.6%

Carlsberg AS ‘B’	192,921	14,981,400

France - 13.7%

Air Liquide SA	437,154	53,939,814
Bureau Veritas SA	381,480	8,423,738
Danone SA	794,745	52,283,484
Dassault Systemes	217,387	13,229,828
GDF Suez	1,396,797	32,622,614
Hermes International	14,967	5,336,844
Legrand SA	230,778	12,080,969
LVMH Moet Hennessy Louis Vuitton SA	306,853	48,523,915
Pernod Ricard SA	475,826	52,758,139
Schneider Electric SE (XPAR)	768,379	55,831,844

		335,031,189

Germany - 13.6%

Bayer AG	854,590	116,830,502
Beiersdorf AG	469,464	38,290,654
Linde AG	261,534	48,781,261
Merck KGaA	448,778	42,573,579
MTU Aero Engines AG	137,198	11,979,257
ProSiebenSat.1 Media AG	699,826	29,482,866
SAP SE	614,739	43,465,424

		331,403,543

Hong Kong - 1.9%

AIA Group Ltd	8,470,151	46,640,557

Israel - 0.5%

Check Point Software Technologies Ltd *	156,178	12,270,905

Japan - 12.1%

Denso Corp	1,124,800	52,421,974
FANUC Corp	163,900	27,049,832
Honda Motor Co Ltd	1,646,800	47,888,446
Hoya Corp	1,517,500	50,807,377
Inpex Corp	2,258,200	25,055,503
Japan Tobacco Inc	838,900	23,034,586
Kyocera Corp	543,000	24,887,753

	Shares	Value
Shin-Etsu Chemical Co Ltd	364,300	$23,700,349
Terumo Corp	946,200	21,549,411

		296,395,231

Netherlands - 6.9%

Akzo Nobel NV	607,994	42,161,145
Heineken NV	322,914	22,939,579
ING Groep NV CVA *	4,291,883	55,569,631
Randstad Holding NV	993,266	47,767,715

		168,438,070

Russia - 0.2%

Sberbank of Russia ADR (LON)	625,542	2,513,600
Sberbank of Russia ADR (OTC)	680,946	2,637,304

		5,150,904

Singapore - 2.5%

DBS Group Holdings Ltd	3,116,414	48,125,017
Singapore Telecommunications Ltd Board Lot 10	3,940,049	11,557,218

		59,682,235

South Korea - 0.8%

Samsung Electronics Co Ltd	16,454	19,778,564

Spain - 1.3%

Amadeus IT Holding SA ‘A’	770,590	30,621,099

Sweden - 1.2%

Hennes & Mauritz AB ‘B’	724,578	30,056,809

Switzerland - 9.8%

Julius Baer Group Ltd	440,118	20,084,805
Kuehne + Nagel International AG	109,850	14,932,055
Nestle SA	1,277,508	93,643,306
Roche Holding AG	134,524	36,461,447
Sonova Holding AG	151,738	22,243,745
UBS Group AG (XVTX)	2,997,354	51,523,617

		238,888,975

Taiwan - 2.8%

Hon Hai Precision Industry Co Ltd	5,121,049	14,121,643
Taiwan Semiconductor Manufacturing Co Ltd ADR	2,453,649	54,912,664

		69,034,307

Thailand - 0.3%

Kasikornbank PCL	1,100,100	7,644,015

United Kingdom - 21.7%

Barclays PLC	7,175,492	26,976,285
BG Group PLC	2,185,055	29,084,682
Compass Group PLC	4,638,406	79,058,528
Delphi Automotive PLC	303,634	22,080,264
Diageo PLC	1,252,843	35,932,977
Hays PLC	4,651,500	10,419,655
HSBC Holdings PLC (LI)	6,454,491	60,998,054
Indivior PLC *	599,503	1,395,973
Prudential PLC	781,478	17,983,494
Reckitt Benckiser Group PLC	599,503	48,362,745
Rio Tinto PLC	706,171	32,535,105
Rolls-Royce Holdings PLC *	1,554,285	20,937,875
Sky PLC	1,693,483	23,570,275
Smiths Group PLC	1,489,602	25,211,672

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Standard Chartered PLC	1,706,580	$25,593,588
WPP PLC	3,297,379	68,408,065

		528,549,237

United States - 2.1%

NCR Corp *	270,038	7,868,908
Yum! Brands Inc	584,838	42,605,448

		50,474,356

Total Common Stocks (Cost $2,166,367,319)		2,414,698,737

	Principal Amount

SHORT-TERM INVESTMENT - 0.2%

Commercial Paper - 0.2%

General Electric Co 0.101% due 01/02/15	$4,886,000	4,885,981

Total Short-Term Investment (Cost $4,885,986)		4,885,981

TOTAL INVESTMENTS - 100.0% (Cost $2,195,396,498)		2,441,139,504

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(612,842)

NET ASSETS - 100.0%		$2,440,526,662

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.8%
Consumer Staples	16.8%
Financials	15.9%
Industrials	12.1%
Health Care	11.4%
Information Technology	11.1%
Materials	8.7%
Others (each less than 3.0%)	4.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	21.7%
France	13.7%
Germany	13.6%
Japan	12.1%
Switzerland	9.8%
Netherlands	6.9%
Canada	5.1%
Others (each less than 3.0%)	17.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$21,554,786	$21,554,786	$-	$-
	Common Stocks
	Australia	10,508,471	-	10,508,471	-
	Bermuda	34,519,516	-	34,519,516	-
	Canada	124,629,354	124,629,354	-	-
	Denmark	14,981,400	-	14,981,400	-
	France	335,031,189	-	335,031,189	-
	Germany	331,403,543	-	331,403,543	-
	Hong Kong	46,640,557	-	46,640,557	-
	Israel	12,270,905	12,270,905	-	-
	Japan	296,395,231	-	296,395,231	-
	Netherlands	168,438,070	-	168,438,070	-
	Russia	5,150,904	2,637,304	2,513,600	-
	Singapore	59,682,235	-	59,682,235	-
	South Korea	19,778,564	-	19,778,564	-
	Spain	30,621,099	-	30,621,099	-
	Sweden	30,056,809	-	30,056,809	-
	Switzerland	238,888,975	51,523,617	187,365,358	-
	Taiwan	69,034,307	54,912,664	14,121,643	-
	Thailand	7,644,015	-	7,644,015	-
	United Kingdom	528,549,237	23,476,237	505,073,000	-
	United States	50,474,356	50,474,356	-	-

		2,414,698,737	319,924,437	2,094,774,300	-
	Short-Term Investment	4,885,981	-	4,885,981	-

	Total	$2,441,139,504	$341,479,223	$2,099,660,281	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 98.6%

Australia - 4.4%

Aristocrat Leisure Ltd	761,846	$4,061,605
Arrium Ltd	6,219,400	1,078,236
Beach Energy Ltd	2,020,690	1,728,908
carsales.com Ltd	250,433	2,117,446
CSR Ltd	1,470,600	4,634,650
Federation Centres REIT	2,701,749	6,287,954
Genworth Mortgage Insurance Australia Ltd	846,429	2,488,161
Grange Resources Ltd	4,091,556	346,621
iiNET Ltd	906,473	5,788,343
M2 Group Ltd	453,631	2,992,246
Orora Ltd	2,772,549	4,375,303
PanAust Ltd	1,463,872	1,669,767
Spark Infrastructure Group	4,059,754	7,026,975
TPG Telecom Ltd	973,502	5,313,588
Veda Group Ltd	1,183,755	2,198,604
Western Areas Ltd	536,880	1,619,823

		53,728,230

Austria - 0.3%

Oesterreichische Post AG	66,894	3,261,487

Belgium - 0.8%

bpost SA	218,060	5,458,084
NV Bekaert SA	107,800	3,411,050
Nyrstar NV *	402,709	1,426,788

		10,295,922

Bermuda - 1.9%

BW LPG Ltd ~	202,395	1,407,364
Catlin Group Ltd	680,472	7,075,921
Kerry Properties Ltd	670,371	2,421,941
Orient Overseas International Ltd	558,000	3,248,694
SmarTone Telecommunications Holdings Ltd	1,455,500	2,431,929
Tsakos Energy Navigation Ltd	444,300	3,101,214
Yue Yuen Industrial Holdings Ltd	825,500	2,972,068

		22,659,131

Brazil - 0.1%

Sao Martinho SA	119,614	1,614,684

Canada - 9.0%

Ag Growth International Inc	60,600	2,947,587
Argonaut Gold Inc *	289,800	456,476
B2Gold Corp *	834,700	1,365,063
Bankers Petroleum Ltd *	854,500	2,397,719
Bonavista Energy Corp	327,460	2,057,547
Calfrac Well Services Ltd	214,600	1,848,981
CCL Industries Inc ‘B’	34,640	3,752,915
Cogeco Cable Inc	103,600	6,388,280
Constellation Software Inc	27,450	8,161,756
Enerflex Ltd	342,800	4,836,023
Gibson Energy Inc	175,950	4,117,818
Gluskin Sheff + Associates Inc	197,600	4,709,540
Lake Shore Gold Corp *	1,583,200	1,062,916
Leucrotta Exploration Inc *	595,400	743,097
Linamar Corp	84,900	5,184,761
Long Run Exploration Ltd	247,091	319,019
Lucara Diamond Corp	1,411,300	2,660,309
MacDonald Dettwiler & Associates Ltd	90,100	7,363,569
Martinrea International Inc	213,300	1,903,874
Merus Labs International Inc *	1,711,700	2,799,303
Methanex Corp (TSE)	102,600	4,713,171
Parex Resources Inc *	287,700	1,877,058

	Shares	Value
Parkland Fuel Corp	328,400	$6,145,133
Pason Systems Inc	110,100	2,074,444
Petrowest Corp ‘A’ *	2,425,000	1,481,968
Ritchie Bros Auctioneers Inc	147,700	3,969,008
Sandvine Corp *	1,268,100	3,569,192
Stantec Inc (TSE)	161,000	4,424,798
The Jean Coutu Group PJC Inc ‘A’	234,000	5,701,962
Transcontinental Inc ‘A’	237,300	3,382,414
Trinidad Drilling Ltd	379,900	1,700,362
Western Energy Services Corp	338,600	1,751,580
Westshore Terminals Investment Corp	121,000	3,294,225

		109,161,868

Cayman - 0.5%

AMVIG Holdings Ltd	2,232,000	962,143
Coolpad Group Ltd	1,712,000	334,553
The United Laboratories International Holdings Ltd *	4,340,000	2,519,255
Value Partners Group Ltd	2,333,000	1,948,466

		5,764,417

Denmark - 3.5%

GN Store Nord AS	260,000	5,660,003
NKT Holding AS	58,497	3,128,203
Pandora AS	98,847	8,017,734
Royal Unibrew *	41,465	7,286,366
Sydbank AS *	78,323	2,402,636
Topdanmark AS *	195,760	6,367,179
Tryg AS	58,297	6,517,875
Vestas Wind Systems AS *	91,577	3,308,168

		42,688,164

Finland - 0.7%

Tieto OYJ	179,523	4,671,624
Valmet OYJ	300,101	3,695,750

		8,367,374

France - 3.6%

CNP Assurances	338,418	5,992,657
Ipsen SA	64,288	3,343,488
Mercialys SA REIT	205,048	4,573,787
Peugeot SA *	358,911	4,378,300
SCOR SE	200,855	6,078,428
Societe BIC SA	21,712	2,881,492
Technicolor SA *	715,753	4,014,288
UBISOFT Entertainment *	158,436	2,900,589
Valeo SA	79,057	9,847,123

		44,010,152

Germany - 5.5%

Aareal Bank AG	94,579	3,808,856
Duerr AG	58,378	5,174,892
Freenet AG	139,565	4,000,939
Hannover Rueck SE	84,554	7,669,634
HOCHTIEF AG	50,153	3,543,766
Kloeckner & Co SE *	179,800	1,937,688
Krones AG	42,543	4,156,667
Nordex SE *	276,800	5,024,024
Norma Group SE	85,500	4,079,903
ProSiebenSat.1 Media AG	148,656	6,262,707
Rhoen Klinikum AG	187,600	5,251,980
Symrise AG	98,250	5,958,265
Talanx AG	111,016	3,393,982
United Internet AG	134,857	6,115,499

		66,378,802

Hong Kong - 0.5%

PCCW Ltd	8,991,000	6,125,007

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Ireland - 1.5%

DCC PLC	135,836	$7,465,561
Greencore Group PLC	587,055	2,598,230
ICON PLC *	96,000	4,895,040
Smurfit Kappa Group PLC	173,219	3,889,718

		18,848,549

Israel - 0.6%

Cellcom Israel Ltd *	207,613	1,806,995
Mizrahi Tefahot Bank Ltd *	298,450	3,130,549
Orbotech Ltd *	154,300	2,283,640

		7,221,184

Italy - 1.6%

A2A SPA	3,730,731	3,779,924
Azimut Holding SPA	104,219	2,248,342
Banca Popolare di Milano Scarl *	4,230,700	2,739,257
Brembo SPA	164,848	5,524,605
De’ Longhi SPA	259,182	4,694,029

		18,986,157

Japan - 20.9%

ADEKA Corp	244,400	2,896,408
Ain Pharmaciez Inc	93,000	2,656,608
Alpine Electronics Inc	191,600	3,150,780
Ardepro Co Ltd *	1,764,300	2,294,808
Bando Chemical Industries Ltd	429,000	1,545,934
Calbee Inc	148,300	5,119,422
Calsonic Kansei Corp	600,000	3,330,728
COMSYS Holdings Corp	210,200	2,864,269
Daihen Corp	826,000	4,163,423
EDION Corp	420,300	2,932,242
Eiken Chemical Co Ltd	194,500	3,155,730
Enplas Corp	57,300	1,927,064
Freebit Co Ltd	120,100	1,118,349
Fudo Tetra Corp	1,410,400	2,871,375
Fujitsu General Ltd	247,000	2,381,664
Haseko Corp	906,000	7,285,877
Higashi Nihon House Co Ltd	8,300	36,151
Hitachi Capital Corp	125,100	2,763,190
Ichiyoshi Securities Co Ltd	235,900	2,544,328
Ishihara Sangyo Kaisha Ltd *	3,012,000	2,618,996
Japan Airlines Co Ltd	180,600	5,275,431
Japan Aviation Electronics Industry Ltd	220,000	4,824,294
Juki Corp	1,858,000	6,596,699
Kaken Pharmaceutical Co Ltd	133,000	2,562,094
Kanamoto Co Ltd	90,600	2,457,007
Kinden Corp	282,000	2,855,554
Kissei Pharmaceutical Co Ltd	136,600	3,584,025
Konoike Transport Co Ltd	133,000	2,735,005
Kose Corp	137,900	5,394,059
Kyowa Exeo Corp	225,200	2,405,920
Leopalace21 Corp *	657,609	4,147,078
Misawa Homes Co Ltd	238,900	2,038,190
Mitsubishi Steel Manufacturing Co Ltd	981,000	2,014,231
Mutoh Holdings Co Ltd	345,000	1,362,471
NEC Networks & System Integration Corp	115,600	2,395,148
NHK Spring Co Ltd	391,100	3,412,225
Nichi-iko Pharmaceutical Co Ltd	158,800	2,467,547
Nichiha Corp	379,100	3,743,808
Nippo Corp	135,000	2,190,198
Nippon Suisan Kaisha Ltd *	1,016,700	3,157,209
Nishio Rent All Co Ltd	95,100	3,137,598
Nisshin Steel Co Ltd	232,300	2,209,774
Nissin Electric Co Ltd	439,010	2,336,502
Nitto Kogyo Corp	144,700	2,816,846
Open House Co Ltd	199,000	3,878,798
Roland DG Corp	130,200	4,282,598
Round One Corp	439,900	2,570,243

	Shares	Value
Sanden Corp	557,000	$2,987,511
Sanken Electric Co Ltd	378,000	3,026,993
Sanwa Holdings Corp	585,000	4,076,467
SCREEN Holdings Co Ltd	676,000	3,992,175
Seikitokyu Kogyo Co Ltd	484,000	2,466,107
Seino Holdings Co Ltd	401,000	4,033,742
Senshu Ikeda Holdings Inc	377,500	1,707,094
Showa Corp	549,000	5,078,219
SKY Perfect JSAT Holdings Inc	636,300	3,769,817
SMK Corp	598,000	2,395,624
Sohgo Security Services Co Ltd	154,900	3,724,035
Star Micronics Co Ltd	174,100	2,205,326
Sumitomo Osaka Cement Co Ltd	1,224,000	3,495,973
Sundrug Co Ltd	74,100	2,999,185
Tabuchi Electric Co Ltd	258,000	2,082,545
Tadano Ltd	206,000	2,551,476
Takara Leben Co Ltd	823,700	3,557,567
The Hiroshima Bank Ltd	832,000	3,954,724
Toho Gas Co Ltd	657,000	3,219,711
Toho Zinc Co Ltd	801,000	2,653,758
Tosoh Corp	1,465,000	7,080,815
Toyo Tire & Rubber Co Ltd	416,500	8,168,245
TS Tech Co Ltd	141,600	3,316,512
Tsuruha Holdings Inc	114,800	6,655,166
Ulvac Inc *	375,664	5,739,945
Usen Corp *	1,379,420	3,809,400
Wakachiku Construction Co Ltd	2,293,000	3,922,472
Yamaichi Electronics Co Ltd	406,400	2,788,827
Yamatane Corp	1,356,000	1,944,973
Zenkoku Hosho Co Ltd	80,600	2,285,254

		254,197,556

Luxembourg - 0.3%

APERAM SA *	125,637	3,677,852

Malta - 0.3%

Unibet Group PLC SDR	58,317	3,669,549

Multi-National - 0.4%

HKT Trust & HKT Ltd	3,339,000	4,344,469

Netherlands - 1.9%

Aalberts Industries NV	100,325	2,964,016
BinckBank NV	252,580	2,152,526
Boskalis Westminster NV	51,017	2,789,177
Delta Lloyd NV	209,000	4,593,348
Mota-Engil Africa NV *	13,230	114,592
Nutreco NV	104,286	5,613,850
PostNL NV *	893,047	3,322,575
USG People NV	162,508	1,832,832

		23,382,916

New Zealand - 1.0%

Fisher & Paykel Healthcare Corp Ltd	825,295	4,016,071
Meridian Energy Ltd	2,656,719	3,642,483
SKY Network Television Ltd	830,801	3,911,894

		11,570,448

Portugal - 0.7%

CTT-Correios de Portugal SA	274,992	2,650,635
NOS SGPS	565,800	3,581,790
REN - Redes Energeticas Nacionais SGPS SA	840,023	2,444,171

		8,676,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Singapore - 0.9%

Mapletree Industrial Trust REIT	2,810,000	$3,143,172
Singapore Post Ltd	3,631,000	5,247,408
Yangzijiang Shipbuilding Holdings Ltd	3,000,000	2,724,543

		11,115,123

South Korea - 3.4%

Bluecom Co Ltd *	200,901	2,544,204
Chong Kun Dang Pharmaceutical Corp *	32,328	1,909,556
Chongkundang Holdings Corp *	29,255	1,588,308
Daeduck GDS Co Ltd *	208,570	2,285,346
Dongbu Insurance Co Ltd *	72,800	3,636,119
Easy Bio Inc *	428,814	2,081,512
Humax Co Ltd *	264,489	3,326,607
Hyundai Development Co-Engineering & Construction *	76,661	2,667,673
Hyundai Securities Co Ltd *	468,571	2,918,667
LF Corp *	94,800	2,565,984
LIG Insurance Co Ltd *	150,310	3,723,068
Mirae Asset Securities Co Ltd *	58,749	2,290,621
Osstem Implant Co Ltd *	93,883	3,013,692
SK Networks Co Ltd *	385,106	3,106,879
TES Co Ltd	126,296	2,062,932
Vieworks Co Ltd *	46,259	1,434,672

		41,155,840

Spain - 2.5%

Acerinox SA	354,801	5,304,003
Bolsas y Mercados Espanoles SA	177,378	6,837,380
Enagas SA	199,849	6,325,783
Gamesa Corp Tecnologica SA *	508,988	4,584,719
Red Electrica Corp SA	82,566	7,248,224

		30,300,109

Sweden - 2.4%

BillerudKorsnas AB	174,878	2,505,677
Holmen AB ‘B’	106,198	3,624,785
Intrum Justitia AB	234,779	6,944,563
JM AB	162,700	5,157,951
Meda AB ‘A’	434,436	6,235,187
Medivir AB ‘B’ *	163,800	2,054,217
Trelleborg AB ‘B’	168,822	2,843,393

		29,365,773

Switzerland - 10.3%

Actelion Ltd	95,426	10,978,492
Adecco SA	119,180	8,164,301
Ascom Holding AG	144,000	2,203,956
Autoneum Holding AG	15,900	2,689,745
Baloise Holding AG	50,806	6,488,709
Cembra Money Bank AG	43,251	2,382,937
Chocoladefabriken Lindt & Sprungli AG -Participation Certificates	957	4,724,510
EMS-Chemie Holding AG	10,581	4,295,910
Flughafen Zuerich AG	8,102	5,431,160
Forbo Holding AG	6,200	6,201,399
GAM Holding AG	255,290	4,591,444
Geberit AG	15,760	5,355,773
Georg Fischer AG	9,499	5,976,620
Givaudan SA	6,977	12,475,272
Helvetia Holding AG	12,428	5,894,261
Implenia AG	29,092	1,689,699
Lonza Group AG	42,352	4,772,953
Partners Group Holding AG	9,503	2,755,942
Rieter Holding AG	12,473	2,065,425
Sonova Holding AG	31,840	4,667,525
Straumann Holding AG	28,790	7,232,845
Swiss Life Holding AG	36,300	8,578,204
Temenos Group AG	171,577	6,085,378

		125,702,460

	Shares	Value
United Kingdom - 19.1%

3i Group PLC	1,343,880	$9,339,721
Acacia Mining PLC	619,715	2,467,762
Ashtead Group PLC	364,865	6,450,529
AVEVA Group PLC	125,298	2,564,899
Barratt Developments PLC	422,046	3,073,341
Beazley PLC	1,653,893	7,327,309
Bellway PLC	288,264	8,659,400
Berendsen PLC	268,000	4,569,512
Berkeley Group Holdings PLC	242,129	9,278,196
Betfair Group PLC	195,000	4,752,700
Bodycote PLC	716,308	7,187,286
Booker Group PLC	2,603,207	6,632,378
Britvic PLC	403,051	4,199,990
Cairn Energy PLC *	1,299,800	3,568,016
Carillion PLC	802,372	4,155,972
Close Brothers Group PLC	390,964	9,016,450
Dialog Semiconductor PLC *	241,625	8,541,706
Dixons Carphone PLC	1,490,336	10,734,289
easyJet PLC	229,162	5,914,995
esure Group PLC	688,817	2,183,959
Go-Ahead Group PLC	186,593	7,145,571
Hikma Pharmaceuticals PLC	145,904	4,474,391
Inchcape PLC	404,534	4,527,609
Intermediate Capital Group PLC	368,053	2,620,413
Interserve PLC	254,001	2,184,419
John Wood Group PLC	293,900	2,703,113
Just Retirement Group PLC	1,128,400	2,611,266
Londonmetric Property PLC REIT	1,612,348	3,816,426
Micro Focus International PLC	460,923	7,715,482
Mondi PLC	570,699	9,201,243
Moneysupermarket.com Group PLC	855,695	3,090,716
Northgate PLC	690,681	6,534,076
Optimal Payments PLC *	312,854	1,640,440
Pace PLC	937,667	5,030,595
Persimmon PLC *	221,346	5,414,552
QinetiQ Group PLC	1,262,679	3,674,843
Rexam PLC	333,976	2,347,950
Rightmove PLC	207,228	7,214,651
RPC Group PLC	339,408	2,629,819
Savills PLC	249,395	2,629,412
Segro PLC REIT	932,377	5,344,594
Soco International PLC *	525,800	2,459,935
Taylor Wimpey PLC	4,698,249	10,012,439
WH Smith PLC	138,051	2,880,277
WS Atkins PLC	147,808	3,123,602

		231,646,244

Total Common Stocks (Cost $1,019,549,305)		1,197,916,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $15,694,189; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $16,009,650)	$15,694,189	$15,694,189

Total Short-Term Investment (Cost $15,694,189)		15,694,189

TOTAL INVESTMENTS - 99.9% (Cost $1,035,243,494)		1,213,610,252

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,088,100

NET ASSETS - 100.0%		$1,214,698,352

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Industrials	22.8%
Financials	17.4%
Consumer Discretionary	17.4%
Materials	9.6%
Information Technology	9.2%
Health Care	7.3%
Consumer Staples	5.5%
Energy	3.8%
Others (each less than 3.0%)	6.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	20.9%
United Kingdom	19.1%
Switzerland	10.3%
Canada	9.0%
Germany	5.5%
Australia	4.4%
France	3.6%
Denmark	3.5%
South Korea	3.4%
Others (each less than 3.0%)	20.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$53,728,230	$-	$53,728,230	$-
	Austria	3,261,487	-	3,261,487	-
	Belgium	10,295,922	-	10,295,922	-
	Bermuda	22,659,131	3,101,214	19,557,917	-
	Brazil	1,614,684	-	1,614,684	-
	Canada	109,161,868	109,161,868	-	-
	Cayman	5,764,417	-	5,764,417	-
	Denmark	42,688,164	-	42,688,164	-
	Finland	8,367,374	-	8,367,374	-
	France	44,010,152	-	44,010,152	-
	Germany	66,378,802	-	66,378,802	-
	Hong Kong	6,125,007	-	6,125,007	-
	Ireland	18,848,549	4,895,040	13,953,509	-
	Israel	7,221,184	2,283,640	4,937,544	-
	Italy	18,986,157	-	18,986,157	-
	Japan	254,197,556	-	254,197,556	-
	Luxembourg	3,677,852	-	3,677,852	-
	Malta	3,669,549	-	3,669,549	-
	Multi-National	4,344,469	-	4,344,469	-
	Netherlands	23,382,916	114,592	23,268,324	-
	New Zealand	11,570,448	-	11,570,448	-
	Portugal	8,676,596	-	8,676,596	-
	Singapore	11,115,123	-	11,115,123	-
	South Korea	41,155,840	-	41,155,840	-
	Spain	30,300,109	-	30,300,109	-
	Sweden	29,365,773	-	29,365,773	-
	Switzerland	125,702,460	-	125,702,460	-
	United Kingdom	231,646,244	-	231,646,244	-

		1,197,916,063	119,556,354	1,078,359,709	-
	Short-Term Investment	15,694,189	-	15,694,189	-

	Total	$1,213,610,252	$119,556,354	$1,094,053,898	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.1%

Spain - 0.1%

Repsol SA Exp 01/08/15 *	942,713	$521,314

Total Rights (Cost $544,075)		521,314

PREFERRED STOCKS - 0.8%

Germany - 0.8%

Porsche Automobil Holding SE	138,489	11,252,375

Total Preferred Stocks (Cost $13,752,628)		11,252,375

COMMON STOCKS - 97.7%

Australia - 2.5%

Australia & New Zealand Banking Group Ltd	977,523	25,428,097
Goodman Group REIT	1,819,519	8,387,925

		33,816,022

Belgium - 2.6%

KBC Groep NV *	205,202	11,388,817
Solvay SA	177,292	23,950,656

		35,339,473

Canada - 0.5%

First Quantum Minerals Ltd	500,676	7,114,960

Cayman - 0.5%

Sands China Ltd	1,506,000	7,324,884

China - 1.4%

Industrial & Commercial Bank of China Ltd ‘H’	26,281,000	19,091,499

Denmark - 1.0%

Danske Bank AS	522,623	14,066,196

Finland - 0.5%

UPM-Kymmene OYJ	437,847	7,189,745

France - 14.7%

AXA SA	963,717	22,258,524
BNP Paribas SA	371,200	21,813,303
Cie de Saint-Gobain	167,622	7,056,766
Credit Agricole SA	934,899	12,018,777
GDF Suez	1,137,957	26,577,328
Lafarge SA	160,177	11,241,918
Publicis Groupe SA	174,198	12,476,614
Renault SA	174,842	12,776,681
Sanofi	126,992	11,573,533
Schneider Electric SE (XPAR)	243,435	17,688,439
Sodexo SA	144,959	14,213,156
Suez Environnement Co	413,132	7,161,754
Total SA	485,178	25,015,403

		201,872,196

	Shares	Value
Germany - 5.1%

Bayer AG	241,591	$33,027,765
Daimler AG (XETR)	201,795	16,835,882
Deutsche Telekom AG	856,264	13,724,434
E.ON SE	389,501	6,688,501

		70,276,582

Hong Kong - 0.9%

Hutchison Whampoa Ltd	535,000	6,125,003
The Wharf Holdings Ltd	898,000	6,448,756

		12,573,759

India - 0.6%

Infosys Ltd ADR	248,258	7,810,197

Ireland - 1.0%

Ryanair Holdings PLC ADR *	183,413	13,071,845

Italy - 3.6%

Assicurazioni Generali SPA	807,285	16,497,237
Enel SPA	2,998,196	13,405,667
Intesa Sanpaolo SPA	3,948,129	11,421,307
Telecom Italia SPA *	7,362,460	7,808,032

		49,132,243

Japan - 24.2%

Daikin Industries Ltd	108,700	7,010,858
Daiwa House Industry Co Ltd	948,200	17,954,853
Hitachi Ltd	3,955,000	28,939,759
Japan Airlines Co Ltd	592,700	17,313,112
Japan Tobacco Inc	337,200	9,258,866
KDDI Corp	197,200	12,338,848
Mazda Motor Corp	408,500	9,805,688
Mitsubishi UFJ Financial Group Inc	6,948,500	38,085,723
Mitsui & Co Ltd	774,700	10,356,321
Mitsui Fudosan Co Ltd	671,000	18,046,892
NH Foods Ltd	438,000	9,580,442
Nippon Telegraph & Telephone Corp	226,200	11,639,803
Nomura Holdings Inc	1,780,300	10,130,945
ORIX Corp	733,500	9,169,404
Otsuka Holdings Co Ltd	295,200	8,853,618
Ricoh Co Ltd	738,900	7,506,183
Seven & i Holdings Co Ltd	356,100	12,844,782
Sony Corp	845,900	17,221,528
Sumitomo Mitsui Financial Group Inc	458,500	16,566,753
Toyota Motor Corp	671,700	41,887,593
Yamaha Motor Co Ltd	418,200	8,410,584
Yamato Holdings Co Ltd	475,100	9,354,916

		332,277,471

Luxembourg - 0.5%

ArcelorMittal	680,945	7,375,475

Netherlands - 3.1%

Airbus Group NV	210,543	10,457,084
ING Groep NV CVA *	1,433,089	18,555,079
Koninklijke KPN NV	4,362,591	13,754,294

		42,766,457

Norway - 1.6%

DNB ASA	713,503	10,520,152
Norsk Hydro ASA	2,149,014	12,086,906

		22,607,058

Papua New Guinea - 0.6%

Oil Search Ltd	1,263,274	8,161,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
South Korea - 1.2%

Samsung Electronics Co Ltd	13,601	$16,349,110

Spain - 1.6%

Banco Popular Espanol SA	893,386	4,423,407
Repsol SA	942,713	17,523,296

		21,946,703

Sweden - 1.8%

Electrolux AB ‘B’	825,426	24,219,050

Switzerland - 5.7%

Nestle SA	338,518	24,813,892
Roche Holding AG	83,279	22,571,979
Swiss Re AG	120,225	10,059,623
Zurich Insurance Group AG	64,632	20,239,046

		77,684,540

Taiwan - 0.5%

Asustek Computer Inc	687,000	7,480,061

Turkey - 0.8%

Turkiye Garanti Bankasi AS	2,559,888	10,257,324

United Kingdom - 21.2%

AstraZeneca PLC	402,262	28,297,385
Barclays PLC	6,399,746	24,059,865
BG Group PLC	922,063	12,273,334
British American Tobacco PLC	234,826	12,759,005
HSBC Holdings PLC (LI)	3,125,815	29,540,460
InterContinental Hotels Group PLC	321,750	12,893,211
Prudential PLC	983,988	22,643,686
Rio Tinto PLC	434,571	20,021,798
Royal Dutch Shell PLC ‘A’ (LI)	1,460,441	48,408,499
SABMiller PLC	274,020	14,181,165
Shire PLC	147,015	10,401,791
Vodafone Group PLC	11,747,438	40,252,142
Wolseley PLC	275,184	15,665,782

		291,398,123

Total Common Stocks (Cost $1,361,916,852)		1,341,202,769

	Principal Amount

SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $15,653,704; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $15,971,025)	$15,653,704	15,653,704

Total Short-Term Investment (Cost $15,653,704)		15,653,704

TOTAL INVESTMENTS - 99.7% (Cost $1,391,867,259)		1,368,630,162

OTHER ASSETS & LIABILITIES, NET - 0.3%		4,338,261

NET ASSETS - 100.0%		$1,372,968,423

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	31.2%
Consumer Discretionary	13.8%
Health Care	8.4%
Industrials	8.3%
Energy	8.1%
Telecommunication Services	7.2%
Materials	6.5%
Consumer Staples	6.1%
Information Technology	5.0%
Utilities	3.9%
Others (each less than 3.0%)	1.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	24.2%
United Kingdom	21.2%
France	14.7%
Germany	5.9%
Switzerland	5.7%
Italy	3.6%
Netherlands	3.1%
Others (each less than 3.0%)	21.3%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(e)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Dow Jones Euro STOXX 50 Index (03/15)	155	$203,077
FTSE 100 Index (03/15)	39	196,638
SPI 200 (03/15)	13	68,703
TOPIX Index (03/15)	25	(60,476)

Total Futures Contracts		$407,942

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	86,701,417	USD	75,762,299	02/15	GSC	($5,133,672)
AUD	8,497,296	USD	7,300,363	02/15	SGN	(378,304)
CAD	5,190,430	USD	4,531,428	02/15	MSC	(67,017)
CHF	8,502,459	USD	8,796,053	02/15	BRC	(240,048)
CHF	2,834,430	USD	2,928,424	02/15	CIT	(76,143)
CHF	37,008,361	USD	38,639,327	02/15	UBS	(1,397,895)
CHF	3,621,923	USD	3,756,558	02/15	WBC	(111,825)
EUR	4,577,468	JPY	675,150,034	02/15	RBC	(97,224)
EUR	5,590,256	USD	6,886,876	02/15	BRC	(120,222)
EUR	5,212,532	USD	6,497,077	02/15	CBA	(187,634)
EUR	3,288,599	USD	4,079,168	02/15	CIT	(98,525)
EUR	10,584,969	USD	13,130,320	02/15	DUB	(317,879)
GBP	2,024,215	USD	3,170,467	02/15	GSC	(16,268)
GBP	9,129,983	USD	14,377,076	02/15	HSB	(150,432)
GBP	2,708,383	USD	4,254,664	02/15	MSC	(34,371)
HKD	26,714,163	USD	3,443,886	02/15	MSC	929
HKD	40,247,202	USD	5,190,000	02/15	UBS	(88)
JPY	399,290,100	GBP	2,172,882	02/15	RBC	(51,513)
JPY	603,976,169	USD	5,626,548	02/15	ANZ	(582,936)
JPY	606,435,498	USD	5,101,357	02/15	BRC	(37,207)
SEK	128,589,563	USD	17,465,286	02/15	UBS	(968,375)
SGD	20,524,022	USD	15,983,321	02/15	UBS	(501,841)
USD	795,586	AUD	971,198	01/15	UBS	2,700
USD	6,989,947	AUD	8,016,500	02/15	CSF	459,553
USD	7,474,518	AUD	8,689,248	02/15	DUB	396,090
USD	4,116,944	AUD	4,960,891	02/15	GSC	75,708
USD	8,729,635	CAD	9,790,862	02/15	SCB	308,283
USD	7,617,499	CHF	7,366,884	02/15	DUB	204,221
USD	3,525,115	EUR	2,805,682	02/15	CBA	129,013
USD	7,172,793	EUR	5,730,295	02/15	GSC	236,631
USD	4,062,044	EUR	3,267,000	02/15	HSB	107,545
USD	11,009,186	EUR	8,806,694	02/15	MSC	349,235
USD	3,882,871	EUR	3,164,305	02/15	RBC	52,678
USD	50,000,054	EUR	39,718,487	02/15	SCB	1,923,317
USD	6,772,573	EUR	5,450,000	02/15	SGN	175,690
USD	3,653,032	GBP	2,270,484	02/15	CBA	115,088
USD	2,866,229	GBP	1,825,221	02/15	RBC	22,108
USD	17,055,996	GBP	10,665,977	02/15	SCB	435,915
USD	1,944,300	GBP	1,207,497	02/15	SGN	62,738
USD	7,202,161	GBP	4,534,952	02/15	WBC	135,648
USD	3,991,796	HKD	30,957,994	02/15	CIT	(264)
USD	7,034,927	JPY	809,604,766	02/15	BRC	274,177
USD	3,435,049	JPY	369,989,483	02/15	CBA	345,385
USD	4,033,019	JPY	475,351,784	02/15	GSC	63,508
USD	43,807,738	JPY	4,772,791,677	02/15	MSC	3,951,679
USD	7,390,673	JPY	845,522,527	02/15	WBC	329,984
USD	9,859,319	NOK	66,746,772	02/15	HSB	911,470

Total Forward Foreign Currency Contracts						$499,610

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$521,314	$521,314	$-	$-
	Preferred Stocks (1)	11,252,375	-	11,252,375	-
	Common Stocks
	Australia	33,816,022	-	33,816,022	-
	Belgium	35,339,473	-	35,339,473	-
	Canada	7,114,960	7,114,960	-	-
	Cayman	7,324,884	-	7,324,884	-
	China	19,091,499	-	19,091,499	-
	Denmark	14,066,196	-	14,066,196	-
	Finland	7,189,745	-	7,189,745	-
	France	201,872,196	-	201,872,196	-
	Germany	70,276,582	-	70,276,582	-
	Hong Kong	12,573,759	-	12,573,759	-
	India	7,810,197	7,810,197	-	-
	Ireland	13,071,845	13,071,845	-	-
	Italy	49,132,243	-	49,132,243	-
	Japan	332,277,471	-	332,277,471	-
	Luxembourg	7,375,475	-	7,375,475	-
	Netherlands	42,766,457	-	42,766,457	-
	Norway	22,607,058	-	22,607,058	-
	Papua New Guinea	8,161,796	-	8,161,796	-
	South Korea	16,349,110	-	16,349,110	-
	Spain	21,946,703	-	21,946,703	-
	Sweden	24,219,050	-	24,219,050	-
	Switzerland	77,684,540	-	77,684,540	-
	Taiwan	7,480,061	-	7,480,061	-
	Turkey	10,257,324	-	10,257,324	-
	United Kingdom	291,398,123	-	291,398,123	-

		1,341,202,769	27,997,002	1,313,205,767	-
	Short-Term Investment	15,653,704	-	15,653,704	-
	Derivatives:
	Equity Contracts
	Futures	468,418	468,418	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	11,069,293	-	11,069,293	-

	Total Assets - Derivatives	11,537,711	468,418	11,069,293	-

	Total Assets	1,380,167,873	28,986,734	1,351,181,139	-
Liabilities	Derivatives:
	Equity Contracts
	Futures	(60,476)	(60,476)	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(10,569,683)	-	(10,569,683)	-

	Total Liabilities - Derivatives	(10,630,159)	(60,476)	(10,569,683)	-

	Total Liabilities	(10,630,159)	(60,476)	(10,569,683)	-

	Total	$1,369,537,714	$28,926,258	$1,340,611,456	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 12.8%

Germany - 1.3%

KFW 0.625% due 04/24/15	$22,500,000	$22,526,392

Multi-National - 11.5%

Asian Development Bank 2.500% due 03/15/16	40,000,000	40,983,720
European Investment Bank 1.000% due 07/15/15	25,000,000	25,094,625
1.125% due 04/15/15	12,000,000	12,029,328
2.500% due 05/16/16	40,000,000	41,059,600
International Bank for Reconstruction & Development
0.375% due 11/16/15	30,000,000	30,008,850
2.375% due 05/26/15	50,000,000	50,437,700

		199,613,823

Total Corporate Bonds & Notes (Cost $222,355,833)		222,140,215

U.S. GOVERNMENT AGENCY ISSUES - 5.3%

Fannie Mae 0.375% due 03/16/15	51,713,000	51,737,357
Federal Home Loan Bank 2.750% due 03/13/15	39,660,000	39,861,592

Total U.S. Government Agency Issues (Cost $91,605,254)		91,598,949

U.S. TREASURY OBLIGATIONS - 6.0%

U.S. Treasury Notes - 6.0%

0.375% due 03/15/15 ‡	104,500,000	104,573,464

Total U.S. Treasury Obligations (Cost $104,548,239)		104,573,464

FOREIGN GOVERNMENT BONDS & NOTES - 21.7%

Canada - 5.7%

Canadian Government 1.000% due 02/01/15	CAD 113,800,000	97,951,455

France - 4.5%

France Government OAT 3.500% due 04/25/15	EUR 63,700,000	77,913,742

Germany - 5.6%

Bundesobligation 2.500% due 02/27/15	80,500,000	97,790,397

United Kingdom - 5.9%

United Kingdom Gilt 2.750% due 01/22/15 ~	GBP 65,200,000	101,759,298

Total Foreign Government Bonds & Notes (Cost $410,312,526)		375,414,892

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 53.1%

U.S. Treasury Bills - 7.8%

0.065% due 02/05/15	$10,000,000	$9,999,870
0.066% due 09/17/15 ‡	45,000,000	44,947,575
0.096% due 04/30/15 ‡	10,000,000	9,998,850
0.101% due 02/05/15	35,000,000	34,999,545
0.107% due 04/30/15	35,000,000	34,995,975

		134,941,815

Repurchase Agreement - 45.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $786,443,657; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $802,175,925)	786,443,657	786,443,657

Total Short-Term Investments (Cost $921,403,297)		921,385,472

TOTAL INVESTMENTS - 98.9% (Cost $1,750,225,149)		1,715,112,992

OTHER ASSETS & LIABILITIES, NET - 1.1%		19,098,452

NET ASSETS - 100.0%		$1,734,211,444

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	53.1%
Foreign Government Bonds & Notes	21.7%
Corporate Bonds & Notes	12.8%
U.S. Treasury Obligations	6.0%
U.S. Government Agency Issues	5.3%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2014, investments with a total aggregate value of $13,291,625 were fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	466,520,157	USD	386,504,952	01/15	ANZ	($6,109,184)
AUD	107,648,725	USD	89,300,000	01/15	BRC	(1,524,330)
AUD	35,593,000	USD	28,887,279	01/15	DUB	134,890
CAD	258,451,458	USD	221,768,317	01/15	ANZ	594,391
CAD	247,893,888	USD	216,401,800	01/15	RBC	(3,122,460)
CHF	9,935,000	USD	10,310,070	01/15	JPM	(314,886)
EUR	71,915,000	USD	89,556,756	01/15	ANZ	(2,520,224)
EUR	109,245,134	USD	134,200,000	01/15	BRC	(1,983,945)
EUR	36,497,000	USD	44,501,814	01/15	CIT	(330,608)
EUR	241,018,000	USD	294,396,439	01/15	GSC	(2,699,701)
EUR	135,461,953	USD	166,740,389	01/15	RBC	(2,794,917)
GBP	105,994,000	USD	165,019,939	01/15	ANZ	160,332
GBP	85,548,380	USD	134,200,000	01/15	CIT	(882,034)
GBP	57,545,764	USD	89,953,754	01/15	RBC	(274,859)
HUF	32,765,550,000	USD	132,343,283	01/15	MSC	(7,142,274)
INR	15,817,660,000	USD	252,275,279	01/15	GSC	(2,621,512)
JPY	40,030,080,881	USD	329,727,569	01/15	ANZ	4,514,212
JPY	17,936,618,677	USD	149,915,823	01/15	CIT	(149,267)
JPY	14,564,000,000	USD	123,183,625	01/15	JPM	(1,579,693)
JPY	21,742,464,429	USD	181,716,149	01/15	RBC	(171,674)
KRW	8,993,000,000	USD	8,178,429	01/15	JPM	16,516
MXN	123,950,000	USD	8,365,391	01/15	GSC	28,224
MXN	3,575,440,000	USD	243,020,561	01/15	MSC	(899,816)
NOK	1,188,871,478	USD	159,660,730	01/15	BRC	(224,087)
NOK	1,283,182,712	USD	179,093,268	01/15	SEB	(7,008,775)
NZD	57,915,000	USD	44,040,303	01/15	ANZ	1,065,310
NZD	600,933,836	USD	459,651,883	01/15	CIT	8,370,034
NZD	118,971,646	USD	93,170,860	01/15	DUB	(512,843)
NZD	13,295,000	USD	10,262,477	01/15	JPM	94,027
NZD	58,334,000	USD	44,441,525	01/15	RBC	990,416
PHP	5,768,000,000	USD	129,220,154	01/15	BRC	(385,272)
SEK	303,659,142	USD	39,288,766	01/15	BRC	(333,664)
SEK	934,840,000	USD	124,387,437	01/15	MSC	(4,461,709)
SEK	950,390,713	USD	121,394,000	01/15	SEB	527,464
USD	221,768,317	AUD	272,856,963	01/15	ANZ	(716,462)
USD	209,970,215	AUD	253,438,765	01/15	ANZ	3,318,837
USD	8,935,085	AUD	10,920,951	01/15	CIT	30,253
USD	93,050,420	AUD	113,623,000	01/15	DUB	403,387
USD	122,927,577	AUD	149,270,000	01/15	GSC	1,196,626
USD	89,300,000	CAD	102,362,777	01/15	BRC	1,230,602
USD	28,937,109	CAD	33,644,627	01/15	DUB	(9,566)
USD	97,653,223	CAD	112,160,000	01/15	JPM	1,150,508
USD	471,641,653	CHF	462,771,398	01/15	CIT	6,052,086
USD	939,258,786	CHF	914,388,234	01/15	GSC	19,314,102
USD	537,296,208	CHF	527,450,602	01/15	RBC	6,633,556
USD	134,200,000	EUR	108,634,676	01/15	CIT	2,722,764
USD	99,445,960	EUR	80,509,000	01/15	GSC	2,008,372
USD	60,555,201	EUR	48,595,000	01/15	JPM	1,743,408
USD	438,398,945	EUR	356,160,722	01/15	RBC	7,348,481
USD	134,200,000	GBP	85,725,163	01/15	BRC	606,535
USD	164,639,208	GBP	105,994,000	01/15	GSC	(541,062)
USD	357,871,611	GBP	228,495,000	01/15	JPM	1,781,080
USD	44,489,843	JPY	5,358,374,487	01/15	CIT	(251,326)
USD	257,991,614	KRW	284,250,000,000	01/15	BRC	(1,033,517)
USD	253,133,817	MYR	886,424,000	01/15	JPM	123,993
USD	166,247,270	NOK	1,194,110,585	01/15	SEB	6,108,023
USD	89,534,175	NZD	115,044,780	01/15	ANZ	(65,503)
USD	176,006,491	NZD	230,242,387	01/15	CIT	(3,311,892)
USD	45,516,853	NZD	58,430,000	01/15	CIT	10,145
USD	563,959,659	NZD	726,695,000	01/15	GSC	(2,109,290)
USD	345,431,176	SEK	2,608,290,621	01/15	SEB	10,824,990

Total Forward Foreign Currency Contracts						$33,017,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$222,140,215	$-	$222,140,215	$-
	U.S. Government Agency Issues	91,598,949	-	91,598,949	-
	U.S. Treasury Obligations	104,573,464	-	104,573,464	-
	Foreign Government Bonds & Notes	375,414,892	-	375,414,892	-
	Short-Term Investments	921,385,472	-	921,385,472	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	89,103,564	-	89,103,564	-

	Total Assets	1,804,216,556	-	1,804,216,556	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(56,086,352)	-	(56,086,352)	-

	Total Liabilities	(56,086,352)	-	(56,086,352)	-

	Total	$1,748,130,204	$-	$1,748,130,204	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 2.0%

Germany - 0.4%

Deutsche Wohnen AG	259,756	$6,171,864

Luxembourg - 0.4%

GAGFAH SA *	275,879	6,172,658

Singapore - 0.6%

Yoma Strategic Holdings Ltd *	19,186,000	9,521,421

Sri Lanka - 0.4%

Commercial Bank of Ceylon PLC	627,000	815,708
Dialog Axiata PLC	8,480,400	859,263
Hatton National Bank PLC	480,436	715,040
John Keells Holdings PLC	2,069,000	3,939,746

		6,329,757

United Kingdom - 0.2%

Genel Energy PLC *	225,214	2,410,682

Total Common Stocks (Cost $28,674,636)		30,606,382

CLOSED-END MUTUAL FUND - 0.6%

Fondul Proprietatea SA * (Romania)	40,585,956	9,787,235

Total Closed-End Mutual Fund (Cost $10,187,396)		9,787,235

	Principal Amount

CORPORATE BONDS & NOTES - 1.1%

Georgia - 0.6%

Bank of Georgia JSC 7.750% due 07/05/17 ~	$8,302,000	8,592,570

Luxembourg - 0.5%

Gazprom OAO 4.300% due 11/12/15 ~	7,935,000	7,751,504

Total Corporate Bonds & Notes (Cost $16,728,853)		16,344,074

SENIOR LOAN NOTES - 0.1%

Ethiopia - 0.1%

Ethiopian Railways Corp 4.060% due 08/02/21 § +	2,314,625	2,191,092

Total Senior Loan Notes (Cost $2,153,564)		2,191,092

MORTGAGE-BACKED SECURITIES -1.2%

United States - 1.2%

Fannie Mae (IO)
3.500% due 10/25/26 "	10,629,294	1,129,417
5.000% due 12/25/42 "	7,182,648	1,331,897

	Principal Amount	Value
5.981% due 01/25/43 " §	$7,825,881	$1,508,365
6.031% due 03/25/33 " §	8,962,701	1,777,969
6.081% due 03/25/33 - 04/25/43 " §	14,841,639	2,840,256
Freddie Mac (IO)
5.939% due 06/15/32 " §	16,397,205	2,730,271
6.039% due 09/15/32 " §	12,209,588	2,383,480
6.089% due 02/15/33 - 05/15/43 " §	14,256,795	2,754,561
6.459% due 05/15/36 " §	6,529,412	1,228,765
Government National Mortgage Association (IO) 6.585% due 02/20/35 " §	6,984,055	1,203,672

		18,888,653

Total Mortgage-Backed Securities (Cost $18,035,199)		18,888,653

FOREIGN GOVERNMENT BONDS & NOTES - 66.9%

Albania - 0.2%

Albania Government 7.500% due 11/04/15 ~	EUR 1,912,000	2,417,729

Argentina - 4.1%

Argentina Boden 7.000% due 10/03/15	$33,550,227	32,707,744
Argentina Bonar 8.750% due 05/07/24	16,451,000	15,828,494
Argentine Republic Government 8.280% due 12/31/33 Y	17,735,781	14,861,575

		63,397,813

Barbados - 0.9%

Barbados Government
6.625% due 12/05/35 ~	16,427,000	13,962,950

Belarus - 1.0%

Republic of Belarus
8.750% due 08/03/15 ~	12,081,000	11,437,083
8.950% due 01/26/18 ~	3,487,000	3,232,100

		14,669,183

Bermuda - 0.9%

Bermuda Government 4.854% due 02/06/24 ~	12,681,000	13,251,645

Cyprus - 1.8%

Cyprus Government 3.750% due 11/01/15 ~	EUR 23,580,000	28,447,385

Dominican Republic - 2.0%

Dominican Republic
11.500% due 05/10/24 ~	DOP 104,000,000	2,388,321
14.000% due 04/30/21 ~	41,500,000	1,045,240
14.500% due 02/10/23 ~	277,900,000	6,932,593
15.950% due 06/04/21 ~	63,000,000	1,737,421
18.500% due 02/04/28 ~	514,900,000	15,067,294
Dominican Republic Central Bank 12.000% due 04/05/19 ~	146,330,000	3,413,447

		30,584,316

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Ecuador - 3.5%

Ecuador Government
7.950% due 06/20/24 ~	$48,785,000	$41,955,100
9.375% due 12/15/15 ~	11,558,000	11,326,840

		53,281,940

Iceland - 2.6%

Iceland Rikisbref
6.250% due 02/05/20	ISK 957,240,000	6,050,186
6.500% due 01/24/31	75,769,000	467,890
7.250% due 10/26/22	1,497,242,288	9,916,632
8.000% due 06/12/25	843,149,000	5,894,586
8.750% due 02/26/19	2,559,963,000	17,567,827

		39,897,121

Indonesia - 2.8%

Indonesia Treasury
8.375% due 03/15/24	IDR 159,672,000,000	13,424,180
8.375% due 03/15/34	38,546,000,000	3,152,182
8.750% due 02/15/44	31,425,000,000	2,566,236
9.000% due 03/15/29	280,588,000,000	24,353,317

		43,495,915

Iraq - 1.8%

Republic of Iraq 5.800% due 01/15/28 ~	$33,440,000	28,256,800

Jordan - 1.4%

Jordan Government
3.875% due 11/12/15 ~	8,454,000	8,496,270
5.233% due 11/19/15 +	JOD 3,000,000	4,309,545
7.770% due 07/04/15 +	3,000,000	4,341,860
7.792% due 07/11/15 +	2,000,000	2,897,112
8.600% due 01/31/16 +	1,500,000	2,232,861

		22,277,648

Kenya - 0.2%

Kenya Infrastructure 11.000% due 10/12/26	KES 301,300,000	3,317,162

Lebanon - 4.4%

Lebanon Government
4.100% due 06/12/15 ~	$7,830,000	7,810,143
5.875% due 01/15/15	500,000	501,350
8.500% due 08/06/15	750,000	770,625
8.500% due 01/19/16 ~	22,535,000	23,724,848
Lebanon Treasury
6.500% due 04/02/15	LBP 11,704,800,000	7,784,947
6.500% due 05/14/15	13,804,970,000	9,201,147
6.500% due 05/28/15	8,560,340,000	5,709,076
6.500% due 06/25/15	10,200,580,000	6,810,560
7.540% due 01/15/15	9,204,930,000	6,093,526

		68,406,222

Macedonia - 2.9%

Republic of Macedonia 3.975% due 07/24/21 ~	EUR 37,809,000	45,514,348

Mozambique - 0.4%

EMATUM via Mozambique 6.305% due 09/11/20 ~	$6,344,000	6,218,389

New Zealand - 0.7%

New Zealand Government 2.000% due 09/20/25 ^	NZD 15,063,511	11,463,115

	Principal Amount	Value
Pakistan - 1.7%

Pakistan Government
6.875% due 06/01/17 ~	$2,918,000	$2,983,655
7.125% due 03/31/16 ~	3,558,000	3,629,160
7.250% due 04/15/19 ~	11,945,000	12,177,927
8.250% due 04/15/24 ~	7,922,000	8,179,465

		26,970,207

Philippines - 0.9%

Philippine Government
6.250% due 01/14/36	PHP 95,000,000	2,397,698
8.000% due 07/19/31	343,987,000	11,291,086

		13,688,784

Rwanda - 0.7%

Rwanda Government 6.625% due 05/02/23 ~ ‡	$10,750,000	10,945,220

Serbia - 8.8%

Republic of Serbia 5.250% due 11/21/17 ~	7,046,000	7,271,472
Serbia Treasury
2.819% due 11/26/15	EUR 14,315,000	16,918,726
4.000% due 11/08/16	4,463,000	5,451,224
8.667% due 02/26/15	RSD 1,136,410,000	11,203,742
8.950% due 03/12/15	500,200,000	4,947,468
10.000% due 04/04/15	161,600,000	1,620,980
10.000% due 12/06/15	157,800,000	1,594,417
10.000% due 01/30/16	1,621,000,000	16,389,436
10.000% due 02/21/16	1,270,960,000	12,837,925
10.000% due 04/25/16	222,330,000	2,249,165
10.000% due 10/17/16	500,000,000	5,063,266
10.000% due 04/01/17	1,250,650,000	12,594,605
10.000% due 05/08/17	1,565,710,000	15,754,058
10.000% due 01/24/18	823,560,000	8,189,420
10.000% due 03/20/21	716,450,000	6,739,343
10.000% due 06/05/21	790,410,000	7,309,303

		136,134,550

Slovenia - 4.8%

Slovenia Government
4.625% due 09/09/24 ~	EUR 8,750,000	12,911,992
5.125% due 03/30/26 ~	17,816,000	27,407,009
5.500% due 10/26/22 ~	$15,085,000	16,782,062
5.850% due 05/10/23 ~	15,496,000	17,598,032

		74,699,095

Sri Lanka - 2.8%

Sri Lanka Government
5.875% due 07/25/22 ~	13,510,000	13,864,637
6.250% due 10/04/20 ~	2,915,000	3,064,394
6.250% due 07/27/21 ~	3,535,000	3,720,588
6.500% due 07/15/15	LKR 931,900,000	7,111,633
8.000% due 09/01/16	497,190,000	3,887,586
11.750% due 03/15/15	462,500,000	3,571,166
Sri Lanka Treasury Bills
6.518% due 02/13/15	295,600,000	2,238,607
7.044% due 04/17/15	705,990,000	5,294,322

		42,752,933

Tanzania - 2.1%

Tanzania Government 6.329% due 03/09/20 § ~	$30,902,000	32,447,100

Thailand - 1.6%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 890,845,540	24,352,573

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Turkey - 4.6%

Turkey Government
2.000% due 10/26/22 ^	TRY 3,436,556	$1,502,955
3.000% due 07/21/21 ^	70,807,110	32,756,497
4.000% due 04/01/20 ^	75,311,354	36,146,740

		70,406,192

Uganda - 1.0%

Republic of Uganda Government
13.250% due 11/05/15	UGX 1,604,500,000	583,373
14.000% due 03/24/16	6,892,300,000	2,514,769
14.125% due 12/01/16	21,179,900,000	7,609,018
14.625% due 11/01/18	14,449,000,000	5,172,518

		15,879,678

Uruguay - 1.5%

Uruguay Letras de Regulacion Monetaria En UI 2.778% due 02/20/15	UYU 8,000,640	327,101
Uruguay Notas del Tesoro
2.250% due 08/23/17 ^	106,932,998	4,162,572
4.250% due 01/05/17 ^	121,639,360	4,966,503
Uruguay Treasury
13.270% due 03/26/15	7,295,000	291,153
14.888% due 08/20/15	50,275,000	1,899,237
15.100% due 11/26/15	57,820,000	2,112,400
16.287% due 01/14/16	7,000,000	251,643
16.854% due 04/21/16	76,796,000	2,673,079
Uruguay Treasury Bills
13.774% due 07/28/16	30,620,000	1,028,278
13.987% due 08/14/15	8,013,000	303,133
15.196% due 02/20/15	23,710,000	958,434
15.684% due 10/08/15	93,640,000	3,481,752

		22,455,285

Venezuela - 3.1%

Venezuela Government 5.750% due 02/26/16 ~	$75,316,000	47,185,474
7.000% due 03/16/15	EUR 1,124,000	1,169,683

		48,355,157

Zambia - 1.7%

Zambia Government 8.500% due 04/14/24 ~	$23,460,000	25,737,381

Total Foreign Government Bonds & Notes (Cost $1,111,097,852)		1,033,683,836

PURCHASED OPTIONS - 3.4%
(See Note (n) in Notes to Schedule of Investments) (Cost $22,426,830)		53,213,013

SHORT-TERM INVESTMENTS - 22.5%

Foreign Government Issues - 11.5%

Kenya Treasury Bills (Kenya)
8.532% due 04/13/15	KES 710,800,000	7,669,732
8.532% due 04/27/15	205,600,000	2,210,444
8.614% due 03/16/15	1,594,500,000	17,326,783
Lebanon Treasury Bills (Lebanon)
4.807% due 04/23/15	LBP 2,745,400,000	1,793,407
4.965% due 01/22/15	9,926,150,000	6,552,539
4.995% due 01/01/15	6,911,700,000	4,570,727
4.995% due 02/26/15	6,950,500,000	4,570,344
4.995% due 04/09/15	3,805,200,000	2,490,141
5.014% due 04/16/15	4,498,200,000	2,941,055
5.014% due 06/11/15	3,849,800,000	2,498,220

	Principal Amount	Value
5.022% due 07/02/15	LBP 7,075,200,000	$4,565,656
5.024% due 01/08/15	3,462,640,000	2,289,339
5.280% due 01/15/15	4,442,430,000	2,934,854
5.300% due 02/05/15	25,005,950,000	16,481,435
5.300% due 02/19/15	25,363,930,000	16,691,294
5.355% due 07/09/15	7,268,100,000	4,697,971
5.355% due 07/23/15	3,258,600,000	2,102,433
5.355% due 10/15/15	5,219,700,000	3,329,751
Sri Lanka Treasury Bills (Sri Lanka)
5.581% due 12/11/15	LKR 519,050,000	3,744,835
5.996% due 01/01/16	451,760,000	3,249,435
6.470% due 05/08/15	364,080,000	2,720,582
6.479% due 05/01/15	1,031,230,000	7,714,575
6.484% due 03/06/15	141,660,000	1,069,295
6.487% due 02/27/15	236,090,000	1,784,036
6.505% due 02/27/15	258,280,000	1,951,717
6.505% due 03/06/15	296,680,000	2,239,437
6.505% due 03/27/15	769,240,000	5,787,182
6.522% due 02/20/15	143,000,000	1,081,775
6.530% due 02/27/15	165,760,000	1,252,581
6.535% due 02/27/15	149,710,000	1,131,298
6.539% due 02/20/15	143,000,000	1,081,775
6.544% due 02/20/15	141,220,000	1,068,310
6.580% due 01/09/15	329,290,000	2,507,235
6.999% due 06/26/15	285,360,000	2,115,949
7.009% due 06/19/15	1,000,300,000	7,425,207
7.039% due 04/24/15	116,430,000	872,000
7.049% due 03/13/15	156,660,000	1,181,207
7.049% due 04/10/15	190,990,000	1,433,648
7.059% due 03/13/15	278,070,000	2,096,631
7.059% due 04/10/15	172,920,000	1,298,007
7.140% due 01/30/15	214,240,000	1,625,971
7.170% due 01/02/15	426,270,000	3,248,652
7.170% due 01/30/15	295,340,000	2,241,478
Uganda Treasury Bills (Uganda)
10.809% due 02/05/15	UGX 5,698,100,000	2,035,472
11.749% due 01/22/15	2,618,000,000	939,145
12.437% due 05/14/15	5,081,000,000	1,755,384
12.600% due 09/03/15	1,100,000,000	364,473
12.732% due 06/24/15	2,731,000,000	928,530
13.001% due 09/17/15	1,233,600,000	406,625
13.061% due 06/11/15	778,800,000	266,020
Uruguay Treasury Bills (Uruguay)
14.959% due 01/16/15	UYU 14,400,000	589,306
15.055% due 01/16/15	58,350,000	2,387,916

		177,311,814

U.S. Treasury Bills - 1.6%

0.012% due 01/15/15 ‡	$20,000,000	19,999,860
0.029% due 04/02/15 ‡	5,000,000	4,999,560

		24,999,420

Repurchase Agreements - 9.4%

Barclays PLC (0.750%) due 01/09/15 (Dated 11/26/14, repurchase price of $3,757,026; collateralized by State of Qatar: 3.241% due 01/18/23 and value $3,754,396)	3,760,081	3,760,081

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $141,426,750; collateralized by U.S. Treasury Notes: 1.875% - 2.625% due 06/30/20 - 08/15/20 and value $144,257,231)	$141,426,750	$141,426,750

		145,186,831

Total Short-Term Investments (Cost $349,655,145)		347,498,065

TOTAL INVESTMENTS – 97.8% (Cost $1,558,959,475)		1,512,212,350

TOTAL SECURITIES SOLD SHORT - (0.2%) (See Note (h) in Notes to Schedule of Investments) (Proceeds $3,503,631)		(3,700,688)

OTHER ASSETS & LIABILITIES, NET - 2.4%		36,676,538

NET ASSETS - 100.0%		$1,545,188,200

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	66.9%
Short-Term Investments	22.5%
Purchased Options	3.4%
Others (each less than 3.0%)	5.0%

	97.8%
Securities Sold Short	(0.2%	)
Other Assets & Liabilities, Net	2.4%

	100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Investments reflect either the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $30,807,579 or 2.0% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees.

(e)	An investment with a value of $14,861,575 or 1.0% of the portfolio’s net assets was in default as of December 31, 2014.

(f)	Pursuant to the terms of the following senior loan agreement, the portfolio had an unfunded loan commitment of $985,375 or less than 0.1% of the net assets as of December 31, 2014, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation
Ethiopian Railways Corp	$985,375	$932,785	$15,976

(g)	As of December 31, 2014, investments with a total aggregate value of $12,946,697 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(h)	Securities sold short outstanding as of December 31, 2014 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes - (0.2%)

SoQ Sukuk A QSC 3.241% due 01/18/23	$3,655,000	($3,700,688)

Total Securities Sold Short (Proceeds $3,503,631)		($3,700,688)

(i)	Reverse repurchase agreements outstanding as of December 31, 2014 were as follows:

Counterparty	Interest Rate		Trade Date	Maturity Date	Repurchase Amount	Principal Amount
CIT	(1.000%	)	12/16/14	(1)	(1)	$920,665
CIT	(1.000%	)	12/30/14	(1)	(1)	1,468,128

						$2,388,793

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

(j)	The average amount of borrowings by the portfolio on reverse repurchase agreements while outstanding during the year ended December 31, 2014 was $48,402 at a weighted average interest rate of (1.000%).

(k)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eris 10-Year Interest Rate Swap (03/15)	291	($106,215)
SGX CNX Nifty Index (01/15)	2,315	203,078
TOPIX Index (03/15)	136	(474,603)

		(377,740)

Short Futures Outstanding
Euro-Bobl (03/15)	1,034	(938,394)
Euro-Bund (03/15)	407	(816,729)
Eurodollar (03/16)	1,347	(521,963)
Japanese Government 10-Year Notes (03/15)	14	(95,842)
SET50 Index (03/15)	2,504	327,133
U.S. 2-Year Interest Rate Swap (03/15)	593	(55,594)
U.S. 5-Year Interest Rate Swap (03/15)	521	(210,667)
U.S. 10-Year Interest Rate Swap (03/15)	1,857	(510,466)
U.S. Treasury 5-Year Notes (03/15)	63	(8,544)
U.S. Treasury 10-Year Notes (03/15)	88	(65,593)

		(2,896,659)

Total Futures Contracts		($3,274,399)

(l)	Forward Bonds outstanding as of December 31, 2014 were as follows:

Description	Principal Amount	Expiration	Counterparty	Unrealized Depreciation
Republic of Colombia 10.000% due 07/24/24 +	COP 29,656,000,000	01/15	DUB	($464,228)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(m)	Forward foreign currency contracts outstanding as of December 31, 2014 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
ARS	32,563,000	USD	2,812,963	02/15	BOA	$818,420
ARS	217,000,000	USD	18,744,216	02/15	CIT	5,425,656
AUD	3,706,000	USD	3,139,455	01/15	JPM	(119,378)
CAD	36,910,000	USD	32,600,823	01/15	GSC	(845,413)
CAD	15,070,896	USD	13,244,529	01/15	SCB	(278,327)
CLP	11,154,972,000	USD	18,590,071	02/15	BNP	(298,734)
CLP	7,583,962,000	USD	12,144,054	03/15	BNP	264,704
EGP	110,681,000	USD	15,125,980	01/15	CIT	177,564
EUR	4,327,051	CHF	5,207,000	03/15	CIT	(5,304)
EUR	18,909,260	CHF	22,752,000	03/15	CSF	(20,512)
EUR	25,022,466	CHF	30,073,000	03/15	JPM	4,718
EUR	24,626,000	GBP	19,431,121	01/15	BNP	(481,110)
EUR	13,747,000	GBP	10,758,223	01/15	SCB	(130,126)
EUR	23,519,159	HUF	7,267,053,000	03/15	BNP	749,184
EUR	4,493,964	HUF	1,386,253,000	03/15	BOA	152,649
EUR	2,199,018	HUF	680,860,000	03/15	JPM	64,637
EUR	6,121,903	HUF	1,941,235,000	06/15	BNP	34,603
EUR	5,490,690	HUF	1,746,327,000	06/15	SCB	11,070
EUR	15,676,905	RON	70,294,856	03/15	BNP	43,579
EUR	17,911,295	RON	80,406,133	03/15	BOA	24,914
EUR	18,457,213	RON	83,205,854	03/15	CIT	(60,919)
EUR	5,601,099	RON	25,241,784	03/15	DUB	(16,280)
EUR	10,046,507	RON	46,013,000	03/15	JPM	(231,996)
EUR	9,183,940	RON	41,167,011	03/15	JPM	29,180
EUR	5,782,536	RON	25,926,000	03/15	SCB	16,815
EUR	5,729,695	RSD	714,206,446	03/15	DUB	(77,797)
EUR	4,498,367	USD	5,498,390	01/15	GSC	(55,139)
EUR	1,438,389	USD	1,806,657	02/15	GSC	(65,577)
EUR	9,726,000	USD	12,085,236	02/15	SCB	(311,835)
EUR	19,333,000	USD	23,715,404	04/15	DUB	(303,331)
GBP	13,082,650	EUR	16,548,000	01/15	BNP	362,983
GBP	4,752,686	EUR	5,929,000	01/15	CIT	231,807
GBP	7,214,043	EUR	9,125,000	01/15	MSC	200,045
GBP	5,428,108	EUR	6,771,000	01/15	SCB	265,465
IDR	78,766,050,000	USD	6,170,470	01/15	DUB	159,893
IDR	230,973,400,000	USD	18,816,570	02/15	GSC	(355,577)
IDR	157,297,257,000	USD	12,704,730	02/15	JPM	(132,444)
IDR	153,734,725,977	USD	12,482,521	02/15	SCB	(213,364)
INR	480,320,000	USD	7,759,612	01/15	BNP	(178,611)
INR	508,870,000	USD	8,216,858	01/15	GSC	(185,245)
INR	839,743,000	USD	13,468,536	02/15	CIT	(294,030)
INR	1,576,202,000	USD	24,618,574	02/15	CIT	93,588
INR	325,229,000	USD	5,216,727	02/15	DUB	(114,295)
INR	616,197,000	USD	9,892,434	02/15	GSC	(212,653)
INR	823,985,000	USD	12,871,528	02/15	GSC	45,622
INR	790,967,000	USD	12,695,740	02/15	SCB	(274,888)
JPY	296,975,000	USD	2,481,824	02/15	GSC	(1,581)
KZT	1,422,806,000	USD	8,571,120	02/15	DUB	(1,372,336)
MXN	846,952,000	USD	62,239,271	01/15	SCB	(4,913,389)
MXN	1,119,138,000	USD	79,108,585	02/15	SCB	(3,452,296)
NOK	339,317,000	EUR	36,961,194	03/15	BNP	687,569
NOK	10,142,000	EUR	1,115,413	03/15	CIT	6,806
NOK	105,901,000	EUR	11,652,872	03/15	CSF	63,892
NOK	67,535,000	EUR	6,955,788	03/15	GSC	620,474
NOK	43,079,000	EUR	4,602,064	03/15	SCB	195,840
PHP	730,060,000	USD	16,328,420	01/15	BNP	(9,696)
PHP	667,840,000	USD	14,936,816	01/15	CIT	(8,869)
PHP	495,385,000	USD	11,081,571	01/15	DUB	(8,438)
PHP	214,900,000	USD	4,799,875	02/15	BOA	(5,889)
PLN	137,106,093	EUR	32,375,330	01/15	BNP	(480,389)
PLN	64,990,905	EUR	15,403,791	01/15	BOA	(294,708)
RON	132,196,125	EUR	28,854,206	03/15	BOA	671,182
RON	171,430,040	EUR	37,413,203	03/15	CIT	878,347
RON	17,962,496	EUR	3,899,380	03/15	JPM	117,886
RON	50,665,977	EUR	11,018,090	03/15	SCB	309,160
RSD	833,548,000	EUR	6,708,047	03/15	CIT	64,642
RSD	457,596,000	EUR	3,744,648	03/15	DUB	(39,271)
RSD	2,025,875,285	EUR	16,296,871	04/15	CIT	(11,262)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
RUB	32,975,000	USD	588,839	01/15	BNP	($38,779)
RUB	533,572,000	USD	9,557,818	01/15	BOA	(657,228)
RUB	323,809,000	USD	5,743,334	02/15	BNP	(310,027)
RUB	367,454,000	USD	5,098,659	02/15	DUB	1,066,984
RUB	163,749,000	USD	2,408,074	04/15	DUB	241,923
RUB	662,961,000	USD	9,810,047	04/15	JPM	918,839
SGD	12,531,000	USD	9,457,358	01/15	DUB	2,499
TRY	14,204,000	USD	6,031,487	02/15	JPM	(12,792)
TRY	7,125,000	USD	2,976,190	02/15	SCB	42,903
TRY	50,056,685	USD	21,792,865	05/15	BOA	(996,635)
TRY	18,185,278	USD	7,505,274	05/15	SCB	49,866
UGX	19,886,160,000	USD	7,323,839	01/15	CIT	(173,811)
UGX	4,096,568,000	USD	1,500,574	01/15	SCB	(24,988)
USD	3,119,336	ARS	32,563,000	02/15	BOA	(512,047)
USD	20,851,492	ARS	217,000,000	02/15	CIT	(3,318,379)
USD	30,908,164	AUD	35,175,029	01/15	GSC	2,243,494
USD	49,848,813	AUD	57,132,000	01/15	MSC	3,230,036
USD	44,228,910	CAD	49,779,196	01/15	DUB	1,401,524
USD	1,937,058	CAD	2,201,700	01/15	GSC	42,831
USD	25,923,577	EUR	20,702,000	01/15	DUB	870,181
USD	5,640,233	EUR	4,498,367	01/15	GSC	196,983
USD	2,573,388	EUR	2,016,482	01/15	JPM	132,745
USD	28,882,602	EUR	23,431,000	01/15	SCB	526,591
USD	4,277,388	EUR	3,420,000	02/15	BNP	137,516
USD	9,136,647	EUR	7,351,900	02/15	DUB	236,121
USD	63,973,769	EUR	50,579,003	02/15	GSC	2,749,076
USD	159,000,880	EUR	127,900,726	02/15	SCB	4,174,178
USD	13,483,133	EUR	10,826,000	03/15	CIT	373,712
USD	28,089,713	EUR	22,528,000	03/15	DUB	810,103
USD	25,185,186	EUR	20,214,201	03/15	GSC	707,505
USD	29,000,353	EUR	23,638,445	03/15	JPM	381,039
USD	65,203,952	EUR	53,258,149	04/15	DUB	708,856
USD	4,980,967	EUR	4,083,262	04/15	GSC	35,879
USD	18,552,807	EUR	14,742,000	11/15	SCB	634,272
USD	2,444,546	GBP	1,561,771	02/15	SCB	11,216
USD	2,626,545	IDR	32,230,330,000	02/15	GSC	55,977
USD	16,696,974	IDR	207,777,300,000	02/15	SCB	96,771
USD	24,528,530	JPY	2,705,268,000	01/15	GSC	1,941,319
USD	3,966,178	JPY	461,254,587	02/15	GSC	113,924
USD	43,599,790	JPY	5,159,551,000	03/15	GSC	499,928
USD	43,604,952	JPY	5,168,172,000	03/15	SCB	433,075
USD	5,641,434	JPY	671,167,000	04/15	SCB	33,296
USD	7,594,374	KZT	1,422,806,000	02/15	DUB	395,590
USD	47,444,163	NZD	60,326,000	01/15	BNP	456,189
USD	15,881,458	NZD	20,124,000	01/15	DUB	206,857
USD	11,717,547	NZD	14,859,894	01/15	JPM	153,384
USD	20,929,241	NZD	26,786,000	01/15	SCB	65,603
USD	13,263,968	NZD	17,218,000	02/15	BNP	(128,732)
USD	5,444,105	NZD	7,037,000	02/15	CIT	(29,494)
USD	5,795,371	NZD	7,437,000	02/15	JPM	10,640
USD	7,933,951	NZD	10,186,000	02/15	MSC	10,961
USD	9,449,953	NZD	12,255,000	02/15	SCB	(82,370)
USD	15,413,128	NZD	19,850,000	03/15	BNP	33,503
USD	6,028,987	PLN	20,099,000	01/15	GSC	356,116
USD	10,733,587	RON	38,157,900	02/15	BNP	442,684
USD	12,981,038	RUB	566,547,000	01/15	BNP	3,530,387
USD	8,031,349	RUB	349,096,000	02/15	BNP	2,173,742
USD	7,880,401	RUB	342,167,000	02/15	JPM	2,139,058
USD	5,879,252	RUB	262,391,000	04/15	CSF	1,632,903
USD	12,664,250	RUB	564,319,000	04/15	JPM	3,531,716
USD	9,839,812	SGD	12,531,000	01/15	SCB	379,954
USD	9,443,105	SGD	12,531,000	03/15	DUB	(6,358)
USD	19,109,765	THB	635,461,000	03/15	DUB	(141,757)
USD	1,139,370	THB	37,998,000	03/15	JPM	(11,855)
USD	4,271,174	THB	141,504,000	03/15	SCB	(16,497)
USD	44,885,003	TRY	105,961,000	05/15	BNP	863,125
USD	875,372	TRY	2,034,397	05/15	DUB	30,174
USD	6,270,326	TRY	15,193,000	05/15	SCB	(41,660)
USD	12,673,638	TRY	29,962,000	05/15	SCB	225,817
USD	24,671,901	TWD	754,220,000	02/15	BOA	820,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	20,861,851	TWD	643,271,000	02/15	DUB	$514,510
USD	33,471,911	TWD	1,026,341,000	02/15	GSC	1,012,501
USD	11,677,523	TWD	362,120,000	03/15	BNP	222,199
USD	600,378	TWD	19,056,000	03/15	DUB	(2,441)
USD	20,247,797	TWD	627,378,000	03/15	JPM	401,286
USD	15,976,254	ZAR	183,140,591	01/15	CIT	151,842
USD	15,844,047	ZAR	181,652,004	01/15	JPM	148,258
USD	14,064,074	ZAR	159,341,742	03/15	DUB	430,367
UYU	338,757,000	USD	14,070,231	01/15	CIT	(276,660)
UYU	111,980,000	USD	4,677,527	02/15	CIT	(149,377)
UYU	249,000,000	USD	10,037,938	02/15	CIT	70,208
UYU	168,040,000	USD	6,846,368	03/15	CIT	(122,982)
UYU	129,400,000	USD	5,110,585	04/15	CIT	19,179

Total Forward Foreign Currency Contracts						$35,407,338

(n)	Purchased options outstanding as of December 31, 2014 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 6.20	03/05/15	DUB	$58,221,452	$621,223	$669,546
Call - CNH versus USD	6.20	03/05/15	SCB	57,514,677	620,325	661,419
Call - CNH versus USD	6.20	03/06/15	SCB	37,703,871	379,177	437,365
Call - GBP versus USD	$1.63	03/17/15	GSC	40,509,000	835,295	1,839,109
Call - GBP versus USD	1.63	03/17/15	MSC	24,491,000	502,065	1,111,891
Call - CAD versus USD	CAD 1.11	03/30/15	SCB	38,990,991	1,199,820	1,871,568
Call - CAD versus USD	1.13	03/30/15	CIT	19,536,283	461,830	652,512
Call - CAD versus USD	1.13	03/30/15	GSC	19,818,584	476,835	661,940
Call - AUD versus USD	$0.85	04/29/15	CIT	36,701,223	690,719	1,897,453
Call - AUD versus USD	0.85	04/29/15	JPM	28,252,024	535,754	1,460,630
Call - EUR versus USD	1.38	04/29/15	CIT	32,513,635	919,083	4,025,188
Call - CNH versus USD	CNH 6.30	05/14/15	BOA	35,034,000	421,284	294,286
Call - CNH versus USD	6.30	05/14/15	GSC	31,982,000	386,982	268,649
Call - JPY versus USD	JPY 105.00	06/22/15	CIT	24,098,000	438,584	2,990,561
Call - JPY versus USD	105.00	06/22/15	DUB	48,196,000	869,456	5,981,124
Call - JPY versus USD	105.00	06/22/15	GSC	23,655,000	428,038	2,935,586
Call - JPY versus USD	110.00	06/22/15	GSC	32,589,000	566,071	2,802,654
Call - EUR versus USD	$1.21	07/30/15	CIT	62,923,000	713,284	1,661,167
Call - EUR versus USD	1.30	07/30/15	CIT	46,846,000	1,403,038	3,288,589
Call - EUR versus USD	1.35	07/30/15	CIT	46,846,000	1,346,353	4,759,554
Call - EUR versus USD	1.28	11/01/16	DUB	47,930,000	2,012,101	3,125,036
Call - EUR versus USD	1.38	10/29/19	GSC	47,930,000	3,548,256	4,673,175

					$19,375,573	$48,069,002

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	225	$1,951,827	$4,320,692

Put - KOSPI 200 (03/15)	240.00	03/12/15	CIT	424	684,972	766,218
Put - Hang Seng China Enterprise (03/15)	9,800.00	03/30/15	DUB	246	414,458	57,101

					1,099,430	823,319

					$3,051,257	$5,144,011

Total Purchased Options					$22,426,830	$53,213,013

(o)	Transactions in written options for the year ended December 31, 2014 were as follows:

	Number of Contracts	Notional Amount in COP	Notional Amount in $	Premium
Outstanding, December 31, 2013	-	-	126,487,146	$2,289,446
Call Options Written	159	31,622,452,000	693,880,926	22,296,345
Put Options Written	670		7,494,000	1,824,874
Call Options Expired	-	31,622,452,000	(201,822,579)	(2,539,681)
Put Options Expired	-	-	(7,494,000)	(27,766)

Outstanding, December 31, 2014	829	-	618,545,493	$23,843,218

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(p)	Premiums received and value of written options outstanding as of December 31, 2014 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CNH versus USD	CNH 6.20	03/05/15	DUB	$58,221,452	$1,205,184	($669,547)
Call - CNH versus USD	6.20	03/05/15	GSC	57,514,677	1,190,554	(661,419)
Call - CNH versus USD	6.20	03/06/15	GSC	37,703,871	803,092	(437,365)
Call - GBP versus USD	$1.63	03/17/15	GSC	40,509,000	1,127,771	(1,839,109)
Call - GBP versus USD	1.63	03/17/15	MSC	24,491,000	687,993	(1,111,891)
Call - CAD versus USD	CAD 1.11	03/30/15	GSC	38,990,991	1,206,771	(1,871,567)
Call - CAD versus USD	1.13	03/30/15	DUB	39,354,867	801,265	(1,314,453)
Call - EUR versus USD	$1.38	04/29/15	CIT	32,513,635	1,259,636	(4,025,188)
Call - CNH versus USD	CNH 6.30	05/14/15	DUB	67,016,000	993,177	(562,934)
Call - JPY versus USD	JPY 105.00	06/22/15	DUB	48,196,000	1,792,891	(5,981,124)
Call - JPY versus USD	105.00	06/22/15	GSC	47,753,000	1,789,782	(5,926,147)
Call - JPY versus USD	110.00	06/22/15	GSC	32,589,000	1,937,416	(2,802,654)
Call - EUR versus USD	$1.30	07/30/15	CIT	46,846,000	1,736,873	(3,288,589)
Call - EUR versus USD	1.35	07/30/15	CIT	46,846,000	2,359,446	(4,759,554)

					$18,891,851	($35,251,541)

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	159	$3,154,258	($3,053,289)

Put - KOSPI 200 (03/15)	240.00	03/12/15	CIT	181	471,053	(327,088)
Put - KOSPI 200 (03/15)	240.00	03/12/15	DUB	243	746,346	(439,130)
Put - Hang Seng China Enterprise (03/15)	9,800.00	03/30/15	DUB	246	579,710	(67,166)

					1,797,109	(833,384)

					$4,951,367	($3,886,673)

Total Written Options					$23,843,218	($39,138,214)

(q)	Swap agreements outstanding as of December 31, 2014 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/17	BNP	1.986%	$2,000,000	$56,240	$139,006	($82,766)
China Government	1.000%	12/20/17	BOA	0.443%	30,906,000	(515,320)	(247,129)	(268,191)
Thailand Government	1.000%	12/20/17	BOA	0.554%	11,000,000	(147,365)	60,005	(207,370)
Colombia Government	1.000%	12/20/17	CSF	1.032%	40,000,000	25,889	139,810	(113,921)
Croatia Government	1.000%	12/20/17	DUB	1.986%	4,040,000	113,606	285,508	(171,902)
Thailand Government	1.000%	12/20/17	DUB	0.554%	19,000,000	(254,539)	84,874	(339,413)
Croatia Government	1.000%	12/20/17	GSC	1.986%	2,000,000	56,240	135,003	(78,763)
Lebanon Government	5.000%	12/20/17	JPM	3.000%	2,500,000	(145,032)	(82,869)	(62,163)
Croatia Government	1.000%	03/20/18	CIT	2.073%	23,998,000	790,859	2,087,266	(1,296,407)
Lebanon Government	1.000%	03/20/18	DUB	3.114%	16,402,000	1,049,699	2,340,450	(1,290,751)
Banque Centrale de Tunisie SA	1.000%	03/20/18	JPM	2.295%	4,625,000	185,306	499,985	(314,679)
Lebanon Government	5.000%	03/20/18	JPM	3.114%	2,326,000	(136,682)	(98,960)	(37,722)
Bulgaria Government	1.000%	06/20/18	BNP	1.613%	2,490,000	50,209	14,533	35,676
Croatia Government	1.000%	06/20/18	BNP	2.170%	5,040,000	194,258	410,400	(216,142)
Croatia Government	1.000%	06/20/18	CIT	2.170%	15,660,000	603,587	1,471,849	(868,262)
Russian Foreign	1.000%	06/20/18	DUB	4.952%	23,549,000	2,851,012	432,759	2,418,253
Lebanon Government	1.000%	06/20/18	GSC	3.233%	46,818,000	3,385,607	6,482,029	(3,096,422)
Croatia Government	1.000%	06/20/18	JPM	2.170%	3,072,000	118,405	298,772	(180,367)
Russian Foreign	1.000%	06/20/18	JPM	4.952%	11,540,000	1,397,116	204,684	1,192,432
Bulgaria Government	1.000%	09/20/18	BNP	1.663%	3,000,000	69,937	32,774	37,163
Bulgaria Government	1.000%	12/20/18	BNP	1.706%	3,000,000	79,144	32,623	46,521
Bulgaria Government	1.000%	12/20/18	GSC	1.706%	9,000,000	237,431	108,899	128,532
Qatar Government	1.000%	12/20/18	JPM	0.646%	2,699,000	(37,766)	(46,096)	8,330
Lebanon Government	5.000%	12/20/18	GSC	3.423%	7,382,000	(435,640)	(413,485)	(22,155)
Qatar Government	1.000%	03/20/19	GSC	0.674%	2,940,000	(40,163)	(47,127)	6,964
Qatar Government	1.000%	03/20/19	JPM	0.674%	1,530,000	(20,901)	(25,927)	5,026
Qatar Government	1.000%	06/20/19	BNP	0.715%	1,729,000	(21,854)	(31,906)	10,052
Qatar Government	1.000%	06/20/19	BOA	0.715%	3,460,000	(43,734)	(85,561)	41,827
Qatar Government	1.000%	06/20/19	CIT	0.715%	6,490,000	(82,032)	(151,287)	69,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Qatar Government	1.000%	06/20/19	DUB	0.715%	$1,729,000	($21,854)	($30,183)	$8,329
Qatar Government	1.000%	06/20/19	JPM	0.715%	5,855,000	(74,006)	(121,661)	47,655
Poland Government	1.000%	09/20/19	BOA	0.618%	6,400,000	(113,765)	(109,685)	(4,080)
Poland Government	1.000%	09/20/19	CIT	0.618%	6,485,000	(115,276)	(111,719)	(3,557)
Russian Foreign	1.000%	06/20/22	DUB	4.679%	10,000,000	2,078,102	773,976	1,304,126
Russian Foreign	1.000%	09/20/22	BNP	4.669%	17,914,000	3,800,692	1,498,792	2,301,900
Russian Foreign	1.000%	09/20/22	JPM	4.669%	16,630,000	3,528,274	1,391,365	2,136,909
Mexico Government	1.000%	12/20/22	BNP	1.406%	20,000,000	573,145	849,562	(276,417)
Russian Foreign	1.000%	12/20/22	BNP	4.659%	7,100,000	1,536,271	623,296	912,975
South Africa Government	1.000%	12/20/22	BNP	2.288%	120,000,000	10,564,228	12,058,804	(1,494,576)
Mexico Government	1.000%	12/20/22	BOA	1.406%	10,000,000	286,572	424,121	(137,549)
Spain Government	1.000%	12/20/22	BOA	1.181%	20,000,000	251,924	4,238,614	(3,986,690)
Colombia Government	1.000%	12/20/22	DUB	1.787%	12,300,000	673,944	541,946	131,998
Spain Government	1.000%	12/20/22	DUB	1.181%	55,000,000	692,792	11,717,316	(11,024,524)
Qatar Government	1.000%	12/20/22	GSC	1.109%	13,960,000	105,541	(117,024)	222,565
South Africa Government	1.000%	12/20/22	JPM	2.288%	16,750,000	1,474,590	1,623,160	(148,570)
South Africa Government	1.000%	03/20/23	BNP	2.311%	50,000,000	4,585,311	4,657,747	(72,436)
South Africa Government	1.000%	06/20/23	CIT	2.333%	9,640,000	919,571	877,392	42,179
Qatar Government	1.000%	12/20/23	GSC	1.166%	18,011,000	232,130	36,676	195,454
Qatar Government	1.000%	09/20/24	GSC	1.201%	2,390,000	39,959	(2,072)	42,031

						$40,401,662	$54,851,305	($14,449,643)

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/14 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	1.000%	12/20/17	BNP	1.274%	$120,000,000	($924,508)	($3,292,102)	$2,367,594
South Africa Government	1.000%	12/20/17	JPM	1.274%	16,750,000	(129,045)	(418,581)	289,536
South Africa Government	1.000%	03/20/18	BNP	1.337%	50,000,000	(515,261)	(1,191,402)	676,141
South Africa Government	1.000%	06/20/18	CIT	1.419%	9,640,000	(133,285)	(241,341)	108,056
Turkey Government	1.000%	09/20/18	GSC	1.423%	43,195,000	(644,781)	(886,899)	242,118
Turkey Government	1.000%	09/20/18	MSC	1.423%	78,581,775	(1,173,007)	(1,620,707)	447,700
Russian Foreign	1.000%	03/20/19	BNP	4.892%	4,950,000	(696,605)	(292,509)	(404,096)
Russian Foreign	1.000%	03/20/19	DUB	4.892%	7,310,000	(1,028,723)	(435,200)	(593,523)
Russian Foreign	1.000%	03/20/19	GSC	4.892%	4,130,000	(581,208)	(244,053)	(337,155)
Slovenia Government	1.000%	12/20/19	GSC	1.294%	4,727,000	(64,463)	(59,256)	(5,207)
Slovenia Government	1.000%	03/20/20	BOA	1.294%	21,273,000	(290,105)	(365,002)	74,897
Turkey Government	1.000%	06/20/22	BNP	2.148%	10,000,000	(748,132)	(665,505)	(82,627)
Turkey Government	1.000%	09/20/22	BNP	2.169%	10,543,000	(824,423)	(708,722)	(115,701)

						($7,753,546)	($10,421,279)	$2,667,733

						$32,648,116	$44,430,026	($11,781,910)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Cross Currency Swaps – Pay Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)		Notional Amount on Floating Rate (Currency Received)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
TRY	41,499,000	$19,483,098	3-Month USD-LIBOR	JPM	10.757%	04/08/16	$291,101	$-	$291,101

Cross Currency Swaps – Receive Floating Rate

Notional Amount on Fixed Rate (Currency Received)		Notional Amount on Floating Rate (Currency Delivered)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
TRY	30,000,000	$16,574,586	3-Month USD-LIBOR	BNP	6.250%	10/17/20	$4,846,334	$-	$4,846,334
	50,121,620	27,699,155	3-Month USD-LIBOR	CSF	6.250%	10/17/20	8,104,524	-	8,104,524
	8,713,565	4,550,165	3-Month USD-LIBOR	JPM	7.860%	07/21/21	795,354	-	795,354
	48,823,375	27,041,471	3-Month USD-LIBOR	CSF	6.330%	10/16/21	8,131,126	-	8,131,126

							$21,877,338	$-	$21,877,338

							$22,168,439	$-	$22,168,439

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BRL-CETIP	GSC	12.870%	01/04/16	BRL 299,237,720	($17,561)	$-	($17,561)
1-Day BRL CETIP	GSC	12.873%	01/04/16	581,193,329	(38,700)	-	(38,700)
1-Day BRL-CETIP	BOA	12.900%	01/04/16	57,346,486	1,618	-	1,618
1-Day BRL-CETIP	BOA	12.930%	01/04/16	511,702,768	86,432	-	86,432
1-Day BRL-CETIP	GSC	13.350%	01/04/16	225,173,000	374,921	-	374,921
1-Day COP-IBR	BOA	4.480%	11/10/16	COP 44,033,536,536	(49,138)	-	(49,138)
1-Day COP-IBR	BOA	4.410%	11/14/16	23,850,331,909	(41,137)	-	(41,137)
1-Day COP-IBR	BOA	4.450%	11/15/16	23,850,331,909	(33,470)	-	(33,470)
1-Day COP-IBR	BOA	4.370%	11/21/16	68,772,704,026	(145,388)	-	(145,388)
1-Day COP-IBR	BOA	4.370%	11/24/16	55,018,170,000	(117,746)	-	(117,746)
1-Day COP-IBR	CIT	4.280%	11/28/16	37,739,790,000	(109,877)	-	(109,877)
1-Day COP-IBR	CIT	4.290%	12/01/16	37,739,790,000	(107,796)	-	(107,796)
1-Day COP-IBR	MSC	4.230%	12/05/16	95,350,190,000	(322,461)	-	(322,461)
1-Day COP-IBR	CIT	4.250%	12/05/16	134,825,580,000	(433,912)	-	(433,912)
1-Day COP-IBR	CIT	4.270%	12/05/16	35,400,000,000	(108,055)	-	(108,055)
1-Day COP-IBR	BOA	4.280%	12/05/16	53,576,000,000	(159,161)	-	(159,161)
1-Day COP-IBR	BOA	4.240%	12/09/16	25,554,000,000	(85,184)	-	(85,184)
1-Day BRL-CETIP	DUB	11.807%	01/02/17	BRL 296,908,310	(1,938,359)	-	(1,938,359)
1-Day BRL-CETIP	GSC	12.023%	01/02/17	176,525,338	(896,440)	-	(896,440)
1-Day BRL-CETIP	DUB	12.030%	01/02/17	17,466,162	(84,479)	-	(84,479)
1-Day BRL-CETIP	GSC	12.080%	01/02/17	203,713,827	(943,466)	-	(943,466)
1-Day BRL-CETIP	GSC	12.144%	01/02/17	175,044,635	(690,643)	-	(690,643)
1-Day BRL-CETIP	DUB	12.190%	01/02/17	84,947,186	(299,530)	-	(299,530)
1-Day BRL-CETIP	GSC	12.200%	01/02/17	210,166,482	(732,050)	-	(732,050)
1-Day BRL-CETIP	DUB	12.310%	01/02/17	160,547,506	(492,961)	-	(492,961)
1-Day BRL CETIP	GSC	12.330%	01/02/17	80,243,073	(234,402)	-	(234,402)
1-Day BRL-CETIP	GSC	12.331%	01/02/17	181,116,294	(530,567)	-	(530,567)
6-Month PLN-WIBOR	JPM	4.190%	10/03/17	PLN 200,000,000	3,863,724	-	3,863,724
6-Month PLN-WIBOR	DUB	4.210%	10/03/17	100,000,000	1,948,360	-	1,948,360
6-Month PLN-WIBOR	BNP	4.215%	10/03/17	19,330,000	377,415	-	377,415
6-Month PLN-WIBOR	BNP	3.850%	11/13/17	26,000,000	437,262	12,427	424,835
6-Month PLN-WIBOR	BOA	3.830%	11/14/17	64,630,000	1,074,863	-	1,074,863
6-Month PLN-WIBOR	DUB	3.790%	11/16/17	67,970,000	1,108,173	-	1,108,173
6-Month PLN-WIBOR	BOA	3.810%	11/19/17	97,000,000	1,596,453	-	1,596,453
6-Month PLN-WIBOR	BNP	3.810%	11/20/17	97,800,000	1,608,225	-	1,608,225
6-Month CLP-CLICP	DUB	1.000%	08/07/18	CLP 12,263,167,043	226,310	-	226,310
6-Month CLP-CLICP	DUB	0.950%	08/08/18	12,774,514,239	193,649	-	193,649
6-Month CLP-CLICP	GSC	1.170%	10/20/19	3,322,408,582	59,671	-	59,671
6-Month CLP-CLICP	GSC	1.210%	10/29/19	4,792,288,899	86,070	-	86,070
6-Month CLP-CLICP	GSC	1.210%	10/30/19	1,598,865,166	28,189	-	28,189
6-Month CLP-CLICP	GSC	1.210%	11/05/19	1,601,333,084	24,802	-	24,802
6-Month CLP-CLICP	GSC	1.210%	11/06/19	4,805,209,502	72,050	-	72,050
6-Month CLP-CLICP	GSC	1.220%	11/07/19	3,204,289,266	49,630	-	49,630
6-Month CLP-CLICP	GSC	1.230%	11/07/19	6,408,602,793	104,540	-	104,540
6-Month CLP-CLICP	GSC	1.260%	11/13/19	3,210,192,763	51,308	-	51,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month CLP-CLICP	GSC	1.290%	11/17/19	CLP 4,955,646,210	$81,655	$-	$81,655
6-Month CLP-CLICP	GSC	1.170%	11/20/19	1,675,869,267	8,836	-	8,836
6-Month CLP-CLICP	GSC	1.110%	11/21/19	3,352,850,650	(552)	-	(552)
3-Month MYR-KLIBOR	GSC	3.920%	11/24/19	MYR 12,130,000	(23,810)	-	(23,810)
3-Month CLP-CLICP	GSC	1.030%	11/25/19	CLP 4,968,811,640	(42,573)	-	(42,573)
3-Month MYR-KLIBOR	SCB	3.925%	11/25/19	MYR 39,282,000	(75,322)	-	(75,322)
6-Month CLP-CLICP	GSC	1.010%	11/26/19	CLP 3,358,415,334	(35,969)	-	(35,969)
3-Month MYR-KLIBOR	CIT	3.903%	11/27/19	MYR 99,980,000	(220,984)	-	(220,984)
3-Month MYR-KLIBOR	JPM	3.903%	11/27/19	40,140,000	(88,721)	-	(88,721)
3-Month MYR-KLIBOR	DUB	3.887%	11/28/19	43,838,000	(105,823)	-	(105,823)
6-Month CLP-CLICP	GSC	1.085%	12/03/19	CLP 6,732,444,109	(54,357)	-	(54,357)
6-Month CLP-CLICP	BOA	1.100%	12/04/19	7,358,605,831	(53,350)	-	(53,350)
6-Month CLP-CLICP	BOA	1.145%	12/09/19	4,725,989,744	(28,812)	-	(28,812)
6-Month CLP-CLICP	GSC	1.170%	12/09/19	9,586,714,353	(37,911)	-	(37,911)
6-Month CLP-CLICP	BOA	1.230%	12/09/19	2,365,629,972	1,949	-	1,949
6-Month CLP-CLICP	GSC	1.290%	12/15/19	3,022,853,390	17,931	-	17,931
1-Day INR-MIBOR	GSC	7.253%	12/18/19	INR 924,869,000	108,243	-	108,243
1-Day INR-MIBOR	DUB	7.150%	12/19/19	477,848,000	24,057	-	24,057
1-Day INR-MIBOR	GSC	7.150%	12/19/19	924,869,000	46,562	-	46,562
1-Day INR-MIBOR	GSC	7.180%	12/22/19	462,434,000	33,433	-	33,433
1-Day INR-MIBOR	DUB	7.190%	12/22/19	462,434,000	36,477	-	36,477
3-Month NZD Bank Bills	CSF	3.640%	10/03/22	NZD 25,000,000	(551,949)	-	(551,949)
3-Month NZD Bank Bills	DUB	3.650%	10/03/22	16,367,000	(352,580)	-	(352,580)

					3,447,612	12,427	3,435,185

	Exchange
3-Month SEK-STIBOR	LCH	0.700%	09/21/16	SEK 2,284,362,000	317,007	-	317,007
3-Month SEK-STIBOR	LCH	0.760%	09/21/16	6,400,054,000	1,021,679	-	1,021,679
3-Month SEK-STIBOR	LCH	0.765%	09/21/16	1,427,742,000	230,401	-	230,401
3-Month SEK-STIBOR	LCH	0.770%	09/21/16	1,101,926,000	179,739	-	179,739
3-Month SEK-STIBOR	LCH	0.810%	09/21/16	1,427,742,000	252,743	-	252,743
3-Month SEK-STIBOR	LCH	0.889%	09/21/16	2,855,485,000	583,679	-	583,679
3-Month SEK-STIBOR	LCH	0.890%	09/21/16	1,427,742,000	292,459	-	292,459
6-Month PLN-WIBOR	LCH	4.210%	10/03/17	PLN 125,000,000	2,417,937	-	2,417,937
3-Month NZD Bank Bills	LCH	4.203%	10/24/17	NZD 14,000,000	108,724	50	108,674
3-Month NZD Bank Bills	LCH	4.150%	10/25/17	12,000,000	80,833	43	80,790
3-Month NZD Bank Bills	LCH	4.036%	10/30/17	15,000,000	59,975	-	59,975
3-Month NZD Bank Bills	LCH	4.030%	10/31/17	7,000,000	27,047	25	27,022
3-Month NZD Bank Bills	LCH	4.035%	10/31/17	8,818,000	35,045	31	35,014
3-Month NZD Bank Bills	LCH	4.028%	11/26/17	91,591,000	334,380	-	334,380
3-Month NZD Bank Bills	LCH	4.015%	11/27/17	34,350,000	116,559	-	116,559
3-Month NZD Bank Bills	LCH	3.961%	11/28/17	64,179,000	139,815	-	139,815
6-Month PLN-WIBOR	LCH	1.970%	10/27/19	PLN 265,655,000	53,301	-	53,301
3-Month NZD Bank Bills	LCH	4.900%	04/30/24	NZD 41,286,000	2,073,128	-	2,073,128
28-Day MXN-TIIE	CME	6.290%	12/03/24	MXN 1,052,843,000	1,235,049	-	1,235,049
28-Day MXN-TIIE	CME	6.357%	12/04/24	237,417,000	364,232	-	364,232

					9,923,732	149	9,923,583

					$13,371,344	$12,576	$13,358,768

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	BNP	3.353%	10/03/17	PLN 19,330,000	($239,971)	$-	($239,971)
6-Month PLN-WIBOR	JPM	3.390%	10/03/17	51,520,000	(655,531)	-	(655,531)
6-Month PLN-WIBOR	BNP	3.384%	11/13/17	26,000,000	(337,867)	-	(337,867)
6-Month PLN-WIBOR	BOA	3.605%	11/14/17	64,630,000	(956,313)	-	(956,313)
6-Month PLN-WIBOR	DUB	3.600%	11/16/17	67,970,000	(1,002,060)	-	(1,002,060)
6-Month PLN-WIBOR	BOA	3.508%	11/19/17	97,000,000	(1,356,425)	-	(1,356,425)
6-Month PLN-WIBOR	BNP	3.595%	11/20/17	97,800,000	(1,436,102)	-	(1,436,102)
6-Month CLP-CLICP	DUB	3.704%	08/07/18	CLP 12,999,869,306	(222,769)	-	(222,769)
6-Month CLP-CLICP	DUB	3.603%	08/08/18	13,267,963,000	(144,288)	-	(144,288)
6-Month CLP-CLICP	GSC	3.900%	10/20/19	3,343,770,000	(41,873)	-	(41,873)
6-Month CLP-CLICP	GSC	3.970%	10/29/19	5,144,261,000	(88,153)	-	(88,153)
6-Month CLP-CLICP	GSC	3.980%	10/30/19	1,620,442,000	(28,836)	-	(28,836)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month CLP-CLICP	GSC	3.970%	11/05/19	CLP 1,620,442,000	($26,700)	$-	($26,700)
6-Month CLP-CLICP	GSC	3.970%	11/06/19	4,887,048,000	(80,525)	-	(80,525)
6-Month CLP-CLICP	GSC	3.970%	11/07/19	3,240,885,000	(52,867)	-	(52,867)
6-Month CLP-CLICP	GSC	3.980%	11/07/19	6,481,770,000	(111,073)	-	(111,073)
6-Month CLP-CLICP	GSC	4.020%	11/13/19	3,240,885,000	(63,547)	-	(63,547)
6-Month CLP-CLICP	GSC	4.050%	11/17/19	5,015,655,000	(107,437)	-	(107,437)
6-Month CLP-CLICP	GSC	3.930%	11/20/19	1,697,606,000	(20,699)	-	(20,699)
6-Month CLP-CLICP	GSC	3.870%	11/21/19	3,395,213,000	(25,734)	-	(25,734)
6-Month CLP-CLICP	GSC	3.790%	11/25/19	5,144,262,000	(6,781)	-	(6,781)
6-Month CLP-CLICP	GSC	3.770%	11/26/19	3,343,770,000	1,102	-	1,102
6-Month CLP-CLICP	GSC	3.690%	12/03/19	6,944,753,000	48,061	-	48,061
6-Month CLP-CLICP	BOA	3.700%	12/04/19	7,358,609,000	46,075	-	46,075
6-Month CLP-CLICP	BOA	3.730%	12/09/19	2,365,642,000	10,524	-	10,524
6-Month CLP-CLICP	BOA	3.750%	12/09/19	4,725,987,000	14,017	-	14,017
6-Month CLP-CLICP	GSC	3.760%	12/09/19	9,368,372,000	20,067	-	20,067
6-Month CLP-CLICP	GSC	3.700%	12/15/19	3,306,252,000	23,970	-	23,970
1-Day BRL-CETIP	GSC	11.505%	01/02/23	BRL 48,160,289	666,946	-	666,946
1-Day BRL-CETIP	GSC	11.635%	01/02/23	41,635,203	407,471	-	407,471

					(5,767,318)	-	(5,767,318)

	Exchange
3-Month NOK-NIBOR	LCH	1.710%	09/21/16	NOK 1,292,385,000	(324,780)	-	(324,780)
3-Month NOK-NIBOR	LCH	1.715%	09/21/16	1,971,447,000	(498,962)	-	(498,962)
3-Month NOK-NIBOR	LCH	1.775%	09/21/16	2,114,000,000	(580,478)	-	(580,478)
3-Month NOK-NIBOR	LCH	1.810%	09/21/16	1,321,250,000	(379,363)	-	(379,363)
3-Month NOK-NIBOR	LCH	1.816%	09/21/16	2,642,500,000	(764,644)	-	(764,644)
3-Month NOK-NIBOR	LCH	1.820%	09/21/16	2,642,500,000	(768,193)	-	(768,193)
3-Month NOK-NIBOR	LCH	1.835%	09/21/16	1,321,250,000	(391,197)	-	(391,197)
3-Month NOK-NIBOR	LCH	1.840%	09/21/16	1,321,250,000	(393,563)	-	(393,563)
3-Month NOK-NIBOR	LCH	1.880%	09/21/16	1,321,250,000	(412,495)	-	(412,495)
6-Month HUF-BUBOR	LCH	4.433%	11/15/18	HUF 3,774,000,000	(1,152,421)	69	(1,152,490)
6-Month HUF-BUBOR	LCH	3.690%	05/15/19	5,258,516,000	(1,529,963)	-	(1,529,963)
6-Month JPY-LIBOR	LCH	0.795%	05/02/24	JPY 7,000,000,000	(1,780,504)	-	(1,780,504)
6-Month JPY-LIBOR	LCH	0.799%	05/02/24	6,873,157,000	(1,768,517)	-	(1,768,517)
6-Month JPY-LIBOR	LCH	0.753%	06/12/24	2,615,998,000	(556,913)	-	(556,913)

					(11,301,993)	69	(11,302,062)

					($17,069,311)	$69	($17,069,380)

					($3,697,967)	$12,645	($3,710,612)

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sri Lanka Government Bonds	3-Month USD-LIBOR + 100 bps	CIT	06/17/15	LKR 552,290,000	$24,976	$-	$24,976

				Number of Contracts

Negative return on WIG20 Index	Positive return on WIG20 Index	JPM	03/20/15	1,303	(138,698)	-	(138,698)

					($113,722)	$-	($113,722)

Total Swap Agreements					$51,004,866	$44,442,671	$6,562,195

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(r)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$30,606,382	$-	$30,606,382	$-
	Closed-End Mutual Fund	9,787,235	-	9,787,235	-
	Corporate Bonds & Notes	16,344,074	-	16,344,074	-
	Senior Loan Notes	2,191,092	-	2,191,092	-
	Mortgage-Backed Securities	18,888,653	-	18,888,653	-
	Foreign Government Bonds & Notes	1,033,683,836	-	1,021,385,604	12,298,232
	Short-Term Investments	347,498,065	-	347,498,065	-
	Unfunded Loan Commitment	15,976	-	15,976	-
	Derivatives:
	Credit Contracts
	Swaps	42,607,591	-	42,607,591	-
	Equity Contracts
	Futures	530,211	530,211	-	-
	Purchased Options	5,144,011	57,101	5,086,910	-

	Total Equity Contracts	5,674,222	587,312	5,086,910	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	58,323,216	-	58,323,216	-
	Purchased Options	48,069,002	-	48,069,002	-
	Swaps	22,168,439	-	22,168,439	-

	Total Foreign Currency Contracts	128,560,657	-	128,560,657	-

	Interest Rate Contracts
	Swaps	24,919,749	-	24,919,749	-

	Total Assets - Derivatives	201,762,219	587,312	201,174,907	-

	Total Assets	1,660,777,532	587,312	1,647,891,988	12,298,232

Liabilities	Securities Sold Short
	Foreign Government Bonds & Notes	(3,700,688)	-	(3,700,688)	-
	Derivatives:
	Credit Contracts
	Swaps	(9,959,475)	-	(9,959,475)	-
	Equity Contracts
	Futures	(474,603)	(474,603)	-	-
	Written Options	(3,886,673)	-	(3,886,673)	-
	Swaps	(138,698)	-	(138,698)	-

	Total Equity Contracts	(4,499,974)	(474,603)	(4,025,371)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(22,915,878)	-	(22,915,878)	-
	Written Options	(35,251,541)	-	(35,251,541)	-

	Total Foreign Currency Contracts	(58,167,419)	-	(58,167,419)	-

	Interest Rate Contracts
	Futures	(3,330,007)	(3,330,007)	-	-
	Bond Forwards	(464,228)	-	(464,228)	-
	Swaps	(28,592,740)	-	(28,592,740)	-

	Total Interest Rate Contracts	(32,386,975)	(3,330,007)	(29,056,968)	-

	Total Liabilities - Derivatives	(105,013,843)	(3,804,610)	(101,209,233)	-

	Total Liabilities	(108,714,531)	(3,804,610)	(104,909,921)	-

	Total	$1,552,063,001	($3,217,298)	$1,542,982,067	$12,298,232

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2014, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($2,388,793)	$-	($2,388,793)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 95.4%

Australia - 4.2%

Newcrest Mining Ltd *	922,898	$8,218,076
Regis Resources Ltd *	3,595,796	5,673,815

		13,891,891

Bermuda - 0.2%

Continental Gold Ltd *	506,705	806,855

Canada - 65.9%

Agnico Eagle Mines Ltd (NYSE)	635,026	15,805,797
Agnico Eagle Mines Ltd (TSE)	227,658	5,666,956
Alamos Gold Inc	1,299,881	9,286,463
Aureus Mining Inc *	4,437,000	1,270,836
AuRico Gold Inc (TSE)	685,000	2,269,969
B2Gold Corp *	4,550,000	7,441,040
Barrick Gold Corp (NYSE)	525,387	5,647,910
Centerra Gold Inc	1,048,662	5,451,815
Detour Gold Corp *	698,213	5,703,255
Eldorado Gold Corp	3,837,777	23,387,383
First Quantum Minerals Ltd	60,292	856,792
Franco-Nevada Corp	381,835	18,802,531
Goldcorp Inc (NYSE)	1,693,700	31,367,324
Kinross Gold Corp *	4,477,663	12,564,281
MAG Silver Corp *	669,176	5,483,350
New Gold Inc *	1,428,272	6,122,219
OceanaGold Corp *	300,000	521,604
Osisko Gold Royalties Ltd	416,654	5,874,327
Platinum Group Metals Ltd *	5,265,500	2,510,251
Primero Mining Corp *	665,128	2,559,065
Rio Alto Mining Ltd *	700,780	1,700,981
SEMAFO Inc *	2,132,424	5,469,636
Silver Wheaton Corp (NYSE)	645,465	13,122,303
Tahoe Resources Inc (TSE)	964,997	13,414,272
Torex Gold Resources Inc *	5,022,727	5,317,571
Torex Gold Resources Inc *¯	1,450,000	1,535,118
Yamana Gold Inc	2,429,126	9,805,992

		218,959,041

Peru - 0.4%

Cia de Minas Buenaventura SA ADR	137,043	1,310,131

South Africa - 1.1%

AngloGold Ashanti Ltd ADR *	207,460	1,804,902
Impala Platinum Holdings Ltd *	300,000	1,954,872

		3,759,774

United Kingdom - 15.2%

Fresnillo PLC	1,147,915	13,622,060
Hochschild Mining PLC *	849,937	1,162,989
Randgold Resources Ltd ADR	527,522	35,560,258

		50,345,307

United States - 8.4%

Newmont Mining Corp	257,915	4,874,594
Royal Gold Inc	365,665	22,927,195

		27,801,789

Total Common Stocks (Cost $559,427,285)		316,874,788

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.9%

Repurchase Agreement - 3.9%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $13,088,579; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $13,351,425)	$13,088,579	$13,088,579

Total Short-Term Investment (Cost $13,088,579)		13,088,579

TOTAL INVESTMENTS - 99.3% (Cost $572,515,864)		329,963,367

OTHER ASSETS & LIABILITIES, NET - 0.7%		2,216,812

NET ASSETS - 100.0%		$332,180,179

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified by precious metals sector as a percentage of net assets as follows:

Gold	79.7%
Silver	10.0%
Precious Metals & Minerals	5.4%
Others (each less than 3.0%)	0.3%

95.4%
Short-Term Investment	3.9%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Canada	65.9%
United Kingdom	15.2%
United States (Includes Short-Term Investment)	12.3%
Australia	4.2%
Others (each less than 3.0%)	1.7%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(e)	Restricted securities as of December 31, 2014 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Torex Gold Resources Inc Acq 10/01/12	$2,951,203	$1,535,118	0.5%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$13,891,891	$-	$13,891,891	$-
	Bermuda	806,855	806,855	-	-
	Canada	218,959,041	217,688,205	1,270,836	-
	Peru	1,310,131	1,310,131	-	-
	South Africa	3,759,774	1,804,902	1,954,872	-
	United Kingdom	50,345,307	35,560,258	14,785,049	-
	United States	27,801,789	27,801,789	-	-

		316,874,788	284,972,140	31,902,648	-
	Short-Term Investment	13,088,579	-	13,088,579	-

	Total	$329,963,367	$284,972,140	$44,991,227	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUND - 100.0%

American Funds Insurance Series® Asset Allocation Fund - Class 1	93,849,218	$2,086,268,127

TOTAL INVESTMENTS - 100.0% (Cost $1,863,971,757)		2,086,268,127

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(642,298)

NET ASSETS - 100.0%		$2,085,625,829

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolio’s investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Fund	$2,086,268,127	$2,086,268,127	$-	$-

American Funds Asset Allocation Portfolio (a ‘‘Feeder Portfolio’’) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series (a ‘‘Master Fund’’) (See Note 1 in Notes to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	3,968,137	$39,712,348
PD Aggregate Bond Index Portfolio ‘P’ *	17,314,891	199,731,409
PD High Yield Bond Market Portfolio ‘P’ *	2,058,701	26,365,494
PD Large-Cap Growth Index Portfolio ‘P’ *	2,028,369	48,417,025
PD Large-Cap Value Index Portfolio ‘P’ *	2,527,520	57,529,329
PD Small-Cap Growth Index Portfolio ‘P’ *	427,923	9,423,375
PD Small-Cap Value Index Portfolio ‘P’ *	713,049	13,944,228
PD Emerging Markets Portfolio ‘P’ *	573,564	8,324,061
PD International Large-Cap Portfolio ‘P’ *	2,483,388	38,308,150

Total Affiliated Mutual Funds (Cost $388,920,310)		441,755,419

TOTAL INVESTMENTS - 100.0% (Cost $388,920,310)		441,755,419

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(105,613)

NET ASSETS - 100.0%		$441,649,806

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	60.2%
Affiliated Equity Funds	39.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	9,549,620	$95,570,741
PD Aggregate Bond Index Portfolio ‘P’ *	40,249,295	464,285,237
PD High Yield Bond Market Portfolio ‘P’ *	6,218,986	79,645,666
PD Large-Cap Growth Index Portfolio ‘P’ *	9,857,396	235,295,362
PD Large-Cap Value Index Portfolio ‘P’ *	13,224,251	300,999,527
PD Small-Cap Growth Index Portfolio ‘P’ *	2,214,289	48,761,336
PD Small-Cap Value Index Portfolio ‘P’ *	4,113,497	80,442,612
PD Emerging Markets Portfolio ‘P’ *	4,260,029	61,825,307
PD International Large-Cap Portfolio ‘P’ *	13,860,153	213,803,453

Total Affiliated Mutual Funds (Cost $1,354,996,872)		1,580,629,241

TOTAL INVESTMENTS - 100.0% (Cost $1,354,996,872)		1,580,629,241

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(350,553)

NET ASSETS - 100.0%		$1,580,278,688

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	59.5%
Affiliated Fixed Income Funds	40.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$441,755,419	$441,755,419	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$1,580,629,241	$1,580,629,241	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	1,571,812	$15,730,389
PD Aggregate Bond Index Portfolio ‘P’ *	6,865,394	79,193,957
PD High Yield Bond Market Portfolio ‘P’ *	814,787	10,434,862
PD Large-Cap Growth Index Portfolio ‘P’ *	4,173,168	99,613,246
PD Large-Cap Value Index Portfolio ‘P’ *	5,096,206	115,995,648
PD Small-Cap Growth Index Portfolio ‘P’ *	1,504,926	33,140,300
PD Small-Cap Value Index Portfolio ‘P’ *	2,247,871	43,958,851
PD Emerging Markets Portfolio ‘P’ *	2,101,262	30,495,372
PD International Large-Cap Portfolio ‘P’ *	6,244,587	96,327,529

Total Affiliated Mutual Funds (Cost $427,488,545)		524,890,154

TOTAL INVESTMENTS - 100.0% (Cost $427,488,545)		524,890,154

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(121,042)

NET ASSETS - 100.0%		$524,769,112

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	79.9%
Affiliated Fixed Income Funds	20.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	36,870,558	$430,432,167
Floating Rate Income Portfolio ‘P’ *	5,874,455	60,526,220
Floating Rate Loan Portfolio ‘P’ *	10,538,401	85,451,171
High Yield Bond Portfolio ‘P’ *	16,595,802	122,256,856
Inflation Managed Portfolio ‘P’ *	8,658,741	97,333,802
Inflation Strategy Portfolio ‘P’ *	9,646,978	98,236,012
Managed Bond Portfolio ‘P’ *	21,403,051	276,116,327
Short Duration Bond Portfolio ‘P’ *	37,116,593	364,468,908
Emerging Markets Debt Portfolio ‘P’ *	16,983,297	166,140,466
Comstock Portfolio ‘P’ *	5,280,138	72,880,130
Dividend Growth Portfolio ‘P’ *	755,919	12,171,679
Equity Index Portfolio ‘P’ *	776,224	36,475,107
Growth Portfolio ‘P’ *	1,160,198	24,272,862
Large-Cap Growth Portfolio ‘P’ *	4,059,265	36,518,820
Large-Cap Value Portfolio ‘P’ *	5,036,310	97,201,930
Main Street Core Portfolio ‘P’ *	765,955	24,183,883
Mid-Cap Equity Portfolio ‘P’ *	1,424,189	24,576,866
Mid-Cap Growth Portfolio ‘P’ *	1,082,567	12,159,888
Mid-Cap Value Portfolio ‘P’ *	1,210,330	24,725,967
Value Advantage Portfolio ‘P’ *	1,839,087	24,601,546
International Large-Cap Portfolio ‘P’ *	10,184,324	82,191,223
International Value Portfolio ‘P’ *	2,990,780	35,107,804
Currency Strategies Portfolio ‘P’ *	6,602,850	70,414,442
Global Absolute Return Portfolio ‘P’ *	11,603,977	121,923,395
Precious Metals Portfolio ‘P’ *	5,623,272	22,864,156

Total Affiliated Mutual Funds (Cost $2,257,412,267)		2,423,231,627

TOTAL INVESTMENTS - 100.0% (Cost $2,257,412,267)		2,423,231,627

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(390,719)

NET ASSETS - 100.0%		$2,422,840,908

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	75.2%
Affiliated Equity Funds	24.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$524,890,154	$524,890,154	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,423,231,627	$2,423,231,627	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2014

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	53,658,883	$626,421,473
Floating Rate Income Portfolio ‘P’ *	7,607,029	78,377,438
Floating Rate Loan Portfolio ‘P’ *	15,577,935	126,314,498
High Yield Bond Portfolio ‘P’ *	25,273,000	186,179,468
Inflation Managed Portfolio ‘P’ *	9,266,352	104,164,016
Inflation Strategy Portfolio ‘P’ *	10,290,153	104,785,524
Managed Bond Portfolio ‘P’ *	32,220,651	415,671,954
Short Duration Bond Portfolio ‘P’ *	42,951,369	421,763,892
Emerging Markets Debt Portfolio ‘P’ *	20,638,023	201,893,112
American Funds Growth-Income Portfolio ‘P’ *	1,706,759	26,222,850
Comstock Portfolio ‘P’ *	10,038,797	138,562,449
Dividend Growth Portfolio ‘P’ *	4,400,931	70,863,026
Equity Index Portfolio ‘P’ *	1,828,359	85,915,393
Growth Portfolio ‘P’ *	3,304,530	69,135,105
Large-Cap Growth Portfolio ‘P’ *	12,671,940	114,001,983
Large-Cap Value Portfolio ‘P’ *	9,631,156	185,883,500
Main Street Core Portfolio ‘P’ *	2,940,742	92,849,467
Mid-Cap Equity Portfolio ‘P’ *	2,158,644	37,251,168
Mid-Cap Growth Portfolio ‘P’ *	3,881,606	43,599,973
Mid-Cap Value Portfolio ‘P’ *	6,269,041	128,070,883
Small-Cap Equity Portfolio ‘P’ *	2,103,680	43,725,750
Small-Cap Growth Portfolio ‘P’ *	867,898	13,237,580
Small-Cap Index Portfolio ‘P’ *	1,219,528	21,968,364
Small-Cap Value Portfolio ‘P’ *	1,840,365	35,330,148
Value Advantage Portfolio ‘P’ *	6,226,029	83,285,846
Emerging Markets Portfolio ‘P’ *	5,120,800	79,329,049
International Large-Cap Portfolio ‘P’ *	13,506,810	109,004,901
International Small-Cap Portfolio ‘P’ *	7,747,527	83,981,894
International Value Portfolio ‘P’ *	6,164,244	72,360,078
Currency Strategies Portfolio ‘P’ *	15,625,804	166,637,481
Global Absolute Return Portfolio ‘P’ *	20,139,510	211,606,531
Precious Metals Portfolio ‘P’ *	4,661,040	18,951,734

Total Affiliated Mutual Funds (Cost $3,755,164,743)		4,197,346,528

TOTAL INVESTMENTS - 100.0% (Cost $3,755,164,743)		4,197,346,528

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(660,976)

NET ASSETS - 100.0%		$4,196,685,552

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.0%
Affiliated Equity Funds	41.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	132,345,495	$1,545,020,240
Floating Rate Income Portfolio ‘P’ *	13,891,771	143,130,971
Floating Rate Loan Portfolio ‘P’ *	33,296,414	269,985,703
High Yield Bond Portfolio ‘P’ *	59,770,118	440,310,560
Inflation Managed Portfolio ‘P’ *	32,886,812	369,684,036
Inflation Strategy Portfolio ‘P’ *	35,463,535	361,128,266
Managed Bond Portfolio ‘P’ *	79,568,179	1,026,492,609
Short Duration Bond Portfolio ‘P’ *	84,138,067	826,199,469
Emerging Markets Debt Portfolio ‘P’ *	57,680,250	564,261,658
American Funds Growth-Income Portfolio ‘P’ *	6,649,693	102,166,683
Comstock Portfolio ‘P’ *	37,997,609	524,469,373
Dividend Growth Portfolio ‘P’ *	16,348,638	263,242,948
Equity Index Portfolio ‘P’ *	6,436,071	302,433,816
Growth Portfolio ‘P’ *	12,376,322	258,928,911
Large-Cap Growth Portfolio ‘P’ *	48,838,052	439,367,188
Large-Cap Value Portfolio ‘P’ *	40,874,449	788,886,194
Long/Short Large-Cap Portfolio ‘P’ *	36,095,160	530,250,068
Main Street Core Portfolio ‘P’ *	13,744,114	433,949,611
Mid-Cap Equity Portfolio ‘P’ *	13,180,997	227,461,149
Mid-Cap Growth Portfolio ‘P’ *	20,374,550	228,856,238
Mid-Cap Value Portfolio ‘P’ *	22,265,989	454,874,214
Small-Cap Equity Portfolio ‘P’ *	7,342,060	152,607,399
Small-Cap Growth Portfolio ‘P’ *	15,129,851	230,767,545
Small-Cap Index Portfolio ‘P’ *	4,300,286	77,464,561
Small-Cap Value Portfolio ‘P’ *	8,000,445	153,587,431
Value Advantage Portfolio ‘P’ *	27,347,951	365,834,660
Real Estate Portfolio ‘P’ *	6,894,714	154,703,940
Emerging Markets Portfolio ‘P’ *	34,782,824	538,839,328
International Large-Cap Portfolio ‘P’ *	95,014,837	766,804,511
International Small-Cap Portfolio ‘P’ *	40,547,626	439,529,490
International Value Portfolio ‘P’ *	31,793,135	373,209,408
Currency Strategies Portfolio ‘P’ *	71,102,877	758,258,859
Global Absolute Return Portfolio ‘P’ *	57,001,219	598,913,803
Precious Metals Portfolio ‘P’ *	28,537,734	116,034,086

Total Affiliated Mutual Funds (Cost $12,958,360,568)		14,827,654,926

TOTAL INVESTMENTS - 100.0% (Cost $12,958,360,568)		14,827,654,926

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,322,584)

NET ASSETS - 100.0%		$14,825,332,342

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	58.6%
Affiliated Fixed Income Funds	41.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$4,197,346,528	$4,197,346,528	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$14,827,654,926	$14,827,654,926	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	80,737,509	$942,541,223
Floating Rate Income Portfolio ‘P’ *	7,123,803	73,398,623
Floating Rate Loan Portfolio ‘P’ *	13,691,587	111,018,948
Inflation Managed Portfolio ‘P’ *	16,216,680	182,293,366
Inflation Strategy Portfolio ‘P’ *	15,241,753	155,208,098
Managed Bond Portfolio ‘P’ *	47,705,078	615,433,334
Short Duration Bond Portfolio ‘P’ *	18,848,745	185,086,534
Emerging Markets Debt Portfolio ‘P’ *	23,730,580	232,146,302
American Funds Growth Portfolio ‘P’ *	5,054,087	66,669,486
American Funds Growth-Income Portfolio ‘P’ *	5,615,237	86,273,180
Comstock Portfolio ‘P’ *	37,538,164	518,127,794
Dividend Growth Portfolio ‘P’ *	18,450,022	297,079,065
Equity Index Portfolio ‘P’ *	5,399,990	253,747,872
Growth Portfolio ‘P’ *	10,691,117	223,672,208
Large-Cap Growth Portfolio ‘P’ *	49,546,281	445,738,706
Large-Cap Value Portfolio ‘P’ *	38,499,582	743,050,713
Long/Short Large-Cap Portfolio ‘P’ *	51,010,910	749,367,452
Main Street Core Portfolio ‘P’ *	11,659,847	368,142,025
Mid-Cap Equity Portfolio ‘P’ *	21,937,714	378,573,595
Mid-Cap Growth Portfolio ‘P’ *	22,737,874	255,402,169
Mid-Cap Value Portfolio ‘P’ *	24,490,702	500,323,106
Small-Cap Equity Portfolio ‘P’ *	12,211,827	253,827,289
Small-Cap Growth Portfolio ‘P’ *	12,508,761	190,789,454
Small-Cap Index Portfolio ‘P’ *	2,988,622	53,836,500
Small-Cap Value Portfolio ‘P’ *	13,333,301	255,964,199
Value Advantage Portfolio ‘P’ *	23,858,581	319,157,218
Real Estate Portfolio ‘P’ *	11,573,019	259,675,975
Emerging Markets Portfolio ‘P’ *	36,108,971	559,383,388
International Large-Cap Portfolio ‘P’ *	101,870,840	822,134,961
International Small-Cap Portfolio ‘P’ *	45,157,668	489,501,579
International Value Portfolio ‘P’ *	41,397,585	485,952,965
Currency Strategies Portfolio ‘P’ *	57,888,936	617,342,089
Global Absolute Return Portfolio ‘P’ *	47,425,587	498,302,298
Precious Metals Portfolio ‘P’ *	27,890,907	113,404,094

Total Affiliated Mutual Funds (Cost $10,456,616,629)		12,302,565,808

TOTAL INVESTMENTS - 100.0% (Cost $10,456,616,629)		12,302,565,808

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,932,219)

NET ASSETS - 100.0%		$12,300,633,589

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	75.6%
Affiliated Fixed Income Funds	24.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’ *	8,756,757	$102,227,631
Managed Bond Portfolio ‘P’ *	5,108,542	65,904,249
Emerging Markets Debt Portfolio ‘P’ *	3,725,296	36,443,007
American Funds Growth Portfolio ‘P’ *	1,833,701	24,188,721
American Funds Growth-Income Portfolio ‘P’ *	1,263,658	19,414,996
Comstock Portfolio ‘P’ *	8,454,671	116,697,242
Dividend Growth Portfolio ‘P’ *	5,244,318	84,443,106
Equity Index Portfolio ‘P’ *	1,443,227	67,817,849
Growth Portfolio ‘P’ *	2,326,102	48,665,113
Large-Cap Growth Portfolio ‘P’ *	11,270,111	101,390,552
Large-Cap Value Portfolio ‘P’ *	8,697,866	167,870,803
Long/Short Large-Cap Portfolio ‘P’ *	11,537,618	169,491,497
Main Street Core Portfolio ‘P’ *	2,635,433	83,209,817
Mid-Cap Equity Portfolio ‘P’ *	4,709,156	81,264,725
Mid-Cap Growth Portfolio ‘P’ *	6,098,287	68,498,738
Mid-Cap Value Portfolio ‘P’ *	6,628,558	135,415,509
Small-Cap Equity Portfolio ‘P’ *	3,938,805	81,869,510
Small-Cap Growth Portfolio ‘P’ *	5,450,069	83,126,988
Small-Cap Index Portfolio ‘P’ *	1,540,498	27,750,252
Small-Cap Value Portfolio ‘P’ *	4,298,497	82,519,794
Value Advantage Portfolio ‘P’ *	5,111,992	68,383,328
Real Estate Portfolio ‘P’ *	3,740,516	83,929,886
Emerging Markets Portfolio ‘P’ *	9,247,566	143,258,986
International Large-Cap Portfolio ‘P’ *	22,189,055	179,073,794
International Small-Cap Portfolio ‘P’ *	13,315,961	144,342,797
International Value Portfolio ‘P’ *	8,812,203	103,443,622
Currency Strategies Portfolio ‘P’ *	11,015,803	117,475,275
Global Absolute Return Portfolio ‘P’ *	9,880,717	103,817,041
Precious Metals Portfolio ‘P’ *	11,783,097	47,909,932

Total Affiliated Mutual Funds (Cost $2,215,923,809)		2,639,844,760

TOTAL INVESTMENTS - 100.0% (Cost $2,215,923,809)		2,639,844,760

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(421,879)

NET ASSETS - 100.0%		$2,639,422,881

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	88.3%
Affiliated Fixed Income Funds	11.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$12,302,565,808	$12,302,565,808	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$2,639,844,760	$2,639,844,760	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2014

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2014. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Y	Investments were in default as of December 31, 2014.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2014.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
¯	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2014.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
Counterparty Abbreviations:
ABN	Abbey National
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CBA	Commonwealth Bank of Australia
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Groep NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Bank
SGN	Societe Generale
TDB	Toronto Dominion Bank
UBS	UBS
WBC	Westpac Banking Corp

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Offshore Yuan
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JOD	Jordanian Dollar
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
KZT	Kazakhstan Tenge
LBP	Lebanese Pound
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

The descriptions of the companies and credit spreads, if any, shown in the Schedule of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Strategy Portfolio
ASSETS
Investments, at value	$4,273,857	$375,466	$715,784	$1,028,736	$1,747,944	$665,142
Repurchase agreements, at value	-	18,618	15,905	62,403	119,569	70,609
Cash (1)	16,045	1,661	4,867	433	775	614
Foreign currency held, at value	9,781	-	-	-	2,109	1,296
Receivables:
Dividends and interest	27,852	1,786	3,344	17,605	8,933	851
Fund shares sold	702	28	143	15	12	20
Securities sold	237,253	7,368	1,162	4,945	364,401	-
Variation margin	191	-	-	-	-	11
Swap contracts, at value	-	-	-	-	1,414	1,638
Unfunded loan commitment appreciation (see Note 10 in Notes to Financial Statements)	-	-	10	-	-	-
Forward foreign currency contracts appreciation	3,669	-	-	-	15,748	109
Prepaid expenses and other assets	3	1	1	1	2	1
Total Assets	4,569,353	404,928	741,216	1,114,138	2,260,907	740,291
LIABILITIES
Payables:
Fund shares redeemed	1,072	-	21	297	1,019	57
Securities purchased	705,573	16,005	4,019	14,975	391	-
Sale-buyback financing transactions	-	-	-	-	1,035,581	-
Due to broker (2)	-	-	-	-	9,694	-
Variation margin	-	-	-	-	249	-
Accrued advisory fees	1,302	213	408	371	411	229
Accrued service fees (Class I only)	6	1	4	10	12	1
Accrued support service expenses	32	3	6	9	10	6
Accrued custodian, and portfolio accounting and tax fees	154	66	130	50	79	38
Accrued shareholder report expenses	40	5	10	15	17	11
Accrued trustees’ fees and expenses and deferred compensation	27	2	6	13	17	5
Accrued other	58	7	20	20	24	16
Outstanding options written, at value	2,521	-	-	-	2,358	-
Swap contracts, at value	-	-	-	196	8,848	-
Forward foreign currency contracts depreciation	1,287	-	-	-	5,498	-
Total Liabilities	712,072	16,302	4,624	15,956	1,064,208	363
NET ASSETS	$3,857,281	$388,626	$736,592	$1,098,182	$1,196,699	$739,928
NET ASSETS CONSIST OF:
Paid-in capital (3)	$3,616,584	$387,652	$956,598	$1,050,316	$1,301,224	$753,542
Undistributed net investment income (3)	104,991	14,964	28,578	68,446	30,277	17,720
Undistributed/accumulated net realized gain (loss) (3)	49,326	(2,293)	(232,044)	12,074	(55,075)	(26,265)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)	86,380	(11,697)	(16,540)	(32,654)	(79,727)	(5,069)
NET ASSETS	$3,857,281	$388,626	$736,592	$1,098,182	$1,196,699	$739,928
Class I Shares:
Net Assets	$211,788	$33,205	$143,819	$349,435	$443,251	$20,570
Shares outstanding, $.001 par value (unlimited shares authorized)	24,283	3,234	23,311	51,480	44,388	2,052
Net Asset Value Per Share	$8.72	$10.27	$6.17	$6.79	$9.99	$10.02
Class P Shares:
Net Assets	$3,645,493	$355,421	$592,773	$748,747	$753,448	$719,358
Shares outstanding, $.001 par value (unlimited shares authorized)	312,369	34,497	73,104	101,639	67,029	70,642
Net Asset Value Per Share	$11.67	$10.30	$8.11	$7.37	$11.24	$10.18

Investments, at cost	$4,192,100	$387,163	$732,334	$1,061,194	$1,820,364	$671,378
Repurchase agreements, at cost	-	18,618	15,905	62,403	119,569	70,609
Foreign currency held, at cost	10,300	-	-	-	2,128	1,314
Premiums received from outstanding options written	2,939	-	-	-	3,347	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Diversified Bond, High Yield Bond, Inflation Managed and Inflation Strategy Portfolios of $15,669, $290, $601 and $614, respectively.
(2)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing regulated investment company treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	American Funds Growth Portfolio	American Funds Growth-Income Portfolio	Comstock Portfolio
ASSETS
Investments, at value	$4,018,378	$2,154,878	$1,001,251	$396,199	$550,826	$1,594,896
Repurchase agreements, at value	-	60,054	167,673	-	-	44,201
Cash (1)	16,891	8	11,709	-	-	70
Foreign currency held, at value	4,963	-	1,316	-	-	-
Receivables:
Dividends and interest	21,503	9,763	20,876	-	-	2,449
Fund shares sold	150	254	257	86	104	20
Securities sold	296,760	-	-	100	-	-
Variation margin	2,984	-	-	-	-	-
Swap contracts, at value	4,175	-	28,408	-	-	-
Forward foreign currency contracts appreciation	97,290	-	10,506	-	-	2,792
Prepaid expenses and other assets	4	2	-	-	1	3
Total Assets	4,463,098	2,224,959	1,241,996	396,385	550,931	1,644,431
LIABILITIES
Payables:
Fund shares redeemed	628	28	-	186	23	1,824
Securities purchased	888,055	21,039	2,412	-	82	-
Swap agreements	3	-	-	-	-	-
Due to broker (2)	58,708	-	-	-	-	-
Variation margin	-	20	-	-	-	-
Accrued advisory fees	1,189	748	812	100	141	961
Accrued service fees (Class I only) (3)	29	11	-	8	9	8
Accrued support service expenses	30	19	10	3	5	14
Accrued custodian, and portfolio accounting and tax fees	215	75	111	5	5	38
Accrued shareholder report expenses	54	28	15	5	6	20
Accrued trustees’ fees and expenses and deferred compensation	48	18	7	3	6	15
Accrued foreign capital gains tax	-	-	24	-	-	-
Accrued dividends and interest	85	-	-	-	-	-
Accrued other	70	38	24	7	10	31
Outstanding options written, at value	7,606	-	-	-	-	-
Swap contracts, at value	13,395	-	166	-	-	-
Forward foreign currency contracts depreciation	35,255	393	20,117	-	-	-
Other liabilities	15	-	-	-	-	-
Total Liabilities	1,005,385	22,417	23,698	317	287	2,911
NET ASSETS	$3,457,713	$2,202,542	$1,218,298	$396,068	$550,644	$1,641,520
NET ASSETS CONSIST OF:
Paid-in capital (4), (5)	$3,191,572	$2,256,067	$1,319,630	$942,857	$583,553	$1,173,499
Undistributed/accumulated earnings (deficit) (5)				(546,789)	(32,909)	468,021
Undistributed net investment income (4)	100,113	23,782	38,019
Undistributed/accumulated net realized gain (loss) (4)	101,407	(78,099)	(32,424)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (4)	64,621	792	(106,927)
NET ASSETS	$3,457,713	$2,202,542	$1,218,298	$396,068	$550,644	$1,641,520
Class I Shares:
Net Assets	$1,058,000	$405,023	$17,415	$305,210	$316,566	$270,783
Shares outstanding, $.001 par value (unlimited shares authorized)	89,695	42,536	1,789	23,176	20,629	22,259
Net Asset Value Per Share	$11.80	$9.52	$9.74	$13.17	$15.35	$12.17
Class P Shares:
Net Assets	$2,399,713	$1,797,519	$1,200,883	$90,858	$234,078	$1,370,737
Shares outstanding, $.001 par value (unlimited shares authorized)	186,006	183,055	122,757	6,888	15,235	99,309
Net Asset Value Per Share	$12.90	$9.82	$9.78	$13.19	$15.36	$13.80

Investments, at cost	$3,994,574	$2,153,688	$1,095,125	$273,485	$390,235	$1,203,148
Repurchase agreements, at cost	-	60,054	167,673	-	-	44,201
Foreign currency held, at cost	4,987	-	1,332	-	-	-
Premiums received from outstanding options written	9,488	-	-	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Managed Bond and Emerging Markets Debt Portfolios of $1,956 and $10,898, respectively.
(2)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	The accrued service fees for the Emerging Markets Debt Portfolio, in full dollars, was $470, and is not shown on the above Statements of Assets and Liabilities due to rounding.
(4)	Applicable to portfolios electing regulated investment company treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(5)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
ASSETS
Investments, at value	$1,001,303	$2,029,232	$119,147	$1,094,613	$1,311,400	$2,360,052
Repurchase agreements, at value	36,887	57,618	3,532	16,162	1,102	24,863
Cash (1)	-	3,006	-	-	-	-
Receivables:
Dividends and interest	1,840	2,753	50	1,074	529	5,033
Fund shares sold	-	926	-	-	66	10
Securities sold	3,530	-	129	1,066	7,559	-
Prepaid expenses and other assets	2	1	-	1	2	3
Total Assets	1,043,562	2,093,536	122,858	1,112,916	1,320,658	2,389,961
LIABILITIES
Payables:
Fund shares redeemed	1,169	2,377	136	683	1,937	3,506
Securities purchased	638	-	570	2,718	2,295	-
Due to custodian	4	-	-	165	-	-
Variation margin	-	740	-	-	-	-
Accrued advisory fees	588	89	77	521	745	1,218
Accrued service fees (Class I only)	9	37	3	13	5	11
Accrued support service expenses	9	18	1	9	11	20
Accrued custodian, and portfolio accounting and tax fees	24	35	5	30	30	53
Accrued shareholder report expenses	12	18	1	13	15	29
Accrued trustees’ fees and expenses and deferred compensation	9	27	1	18	15	28
Accrued other	18	28	3	20	24	43
Total Liabilities	2,480	3,369	797	4,190	5,077	4,908
NET ASSETS	$1,041,082	$2,090,167	$122,061	$1,108,726	$1,315,581	$2,385,053
NET ASSETS CONSIST OF:
Paid-in capital (2)	$1,041,647	$1,002,043	$281,924	$1,212,635	$825,390	$1,305,718
Undistributed/accumulated earnings (deficit) (2)	(565)	1,088,124	(159,863)	(103,909)	490,191	1,079,335
NET ASSETS	$1,041,082	$2,090,167	$122,061	$1,108,726	$1,315,581	$2,385,053
Class I Shares:
Net Assets	$313,266	$1,343,767	$122,045	$484,052	$178,564	$402,160
Shares outstanding, $.001 par value (unlimited shares authorized)	21,178	29,300	6,655	24,770	23,180	22,682
Net Asset Value Per Share	$14.79	$45.86	$18.34	$19.54	$7.70	$17.73
Class P Shares:
Net Assets	$727,816	$746,400	$16	$624,674	$1,137,017	$1,982,893
Shares outstanding, $.001 par value (unlimited shares authorized)	45,200	15,884	1	29,858	126,386	102,739
Net Asset Value Per Share	$16.10	$46.99	$18.48	$20.92	$9.00	$19.30

Investments, at cost	$694,316	$1,374,386	$96,721	$888,467	$1,143,690	$1,603,782
Repurchase agreements, at cost	36,887	57,618	3,532	16,162	1,102	24,863

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Equity Index Portfolio of $2,996.
(2)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
ASSETS
Investments, at value	$2,063,441	$1,560,275	$1,047,409	$864,231	$1,322,761	$582,282
Repurchase agreements, at value	23,448	30,516	13,646	6,746	17,978	12,071
Cash (1)	1,428	48	-	-	293	233
Cash collateral received for securities on loan (2)	480,596	-	-	-	-	-
Foreign currency held, at value	-	1,431	-	-	-	10
Receivables:
Dividends and interest	2,553	3,074	1,130	1,281	942	788
Fund shares sold	-	-	-	15	43	-
Securities sold	51,380	-	10,159	6,748	7,634	334
Prepaid expenses and other assets	1	2	2	1	2	1
Total Assets	2,622,847	1,595,346	1,072,346	879,022	1,349,653	595,719
LIABILITIES
Payable upon return of securities loaned (2)	480,596	-	-	-	-	-
Payables:
Fund shares redeemed	3,033	1,511	333	1,499	202	166
Securities purchased	49,815	2,186	11,632	3,891	11,519	170
Securities sold short, at value (3)	566,801	-	-	-	-	-
Variation margin	210	-	-	-	-	36
Accrued advisory fees	1,240	614	580	485	774	324
Accrued service fees (Class I only)	2	16	9	7	3	2
Accrued support service expenses	13	14	9	7	11	5
Accrued custodian, and portfolio accounting and tax fees	58	39	28	23	35	32
Accrued shareholder report expenses	18	19	14	11	17	9
Accrued trustees’ fees and expenses and deferred compensation	12	24	13	8	8	6
Accrued dividends and interest	927	-	-	-	-	-
Accrued other	27	28	20	17	26	12
Outstanding options written, at value	-	-	-	217	-	-
Total Liabilities	1,102,752	4,451	12,638	6,165	12,595	762
NET ASSETS	$1,520,095	$1,590,895	$1,059,708	$872,857	$1,337,058	$594,957
NET ASSETS CONSIST OF:
Paid-in capital (4)	$875,004	$1,567,312	$2,632,990	$515,676	$709,557	$306,305
Undistributed/accumulated earnings (deficit) (4)	645,091	23,583	(1,573,282)	357,181	627,501	288,652
NET ASSETS	$1,520,095	$1,590,895	$1,059,708	$872,857	$1,337,058	$594,957
Class I Shares:
Net Assets	$70,759	$588,564	$310,609	$264,349	$93,649	$62,927
Shares outstanding, $.001 par value (unlimited shares authorized)	6,415	20,582	21,999	25,591	6,724	3,916
Net Asset Value Per Share	$11.03	$28.60	$14.12	$10.33	$13.93	$16.07
Class P Shares:
Net Assets	$1,449,336	$1,002,331	$749,099	$608,508	$1,243,409	$532,030
Shares outstanding, $.001 par value (unlimited shares authorized)	98,644	31,746	43,411	54,175	60,865	25,596
Net Asset Value Per Share	$14.69	$31.57	$17.26	$11.23	$20.43	$20.79

Investments, at cost	$1,834,581	$1,320,812	$980,106	$788,327	$1,193,972	$457,298
Repurchase agreements, at cost	23,448	30,516	13,646	6,746	17,978	12,071
Foreign currency held, at cost	-	1,472	-	-	-	10
Securities on loan, at value (2)	466,304	-	-	-	-	-
Proceeds from securities sold short	525,543	-	-	-	-	-
Premiums received from outstanding options written	-	-	-	298	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Long/Short Large-Cap and Small-Cap Equity Portfolios of $1,320 and $195, respectively.
(2)	The Long/Short Large-Cap Portfolio received cash collateral for securities on loan which is used as collateral to cover securities sold short (see Note (3) below) and therefore is uninvested (see Note 8 in Notes to Financial Statements).
(3)	The Long/Short Large-Cap Portfolio is required to pledge a portion of its assets to the lender as collateral for the borrowed securities. In the event of a default by this portfolio where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the portfolio’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the portfolio’s obligation to pay the lender.
(4)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Health Sciences Portfolio	Real Estate Portfolio
ASSETS
Investments, at value	$641,952	$622,725	$708,818	$873,545	$337,903	$865,536
Repurchase agreements, at value	17,502	4,762	28,697	11,634	3,766	5,241
Cash (1)	-	373	140	-	-	-
Foreign currency held, at value	-	-	13	-	102	-
Receivables:
Dividends and interest	17	759	977	864	360	4,350
Fund shares sold	-	261	3	19	287	153
Securities sold	1,446	6	2,582	-	-	661
Forward foreign currency contracts appreciation	-	-	-	-	529	-
Prepaid expenses and other assets	1	1	1	2	-	1
Total Assets	660,918	628,887	741,231	886,064	342,947	875,942
LIABILITIES
Payables:
Fund shares redeemed	539	224	469	584	19	1,565
Securities purchased	2,036	207	5,620	-	148	877
Variation margin	-	44	-	-	-	-
Accrued advisory fees	331	159	458	495	263	616
Accrued service fees (Class I only)	4	12	6	1	9	10
Accrued support service expenses	5	5	6	7	3	7
Accrued custodian, and portfolio accounting and tax fees	19	29	32	23	10	29
Accrued shareholder report expenses	8	8	8	11	4	13
Accrued trustees’ fees and expenses and deferred compensation	6	10	5	5	3	9
Accrued other	14	13	14	17	5	23
Forward foreign currency contracts depreciation	-	-	-	-	26	-
Total Liabilities	2,962	711	6,618	1,143	490	3,149
NET ASSETS	$657,956	$628,176	$734,613	$884,921	$342,457	$872,793
NET ASSETS CONSIST OF:
Paid-in capital (2)	$668,503	$562,332	$609,608	$653,001	$156,722	$944,973
Undistributed/accumulated earnings (deficit) (2)	(10,547)	65,844	125,005	231,920	185,735	(72,180)
NET ASSETS	$657,956	$628,176	$734,613	$884,921	$342,457	$872,793
Class I Shares:
Net Assets	$140,039	$447,156	$207,213	$23,660	$342,433	$374,485
Shares outstanding, $.001 par value (unlimited shares authorized)	10,738	24,952	13,035	1,775	12,242	17,274
Net Asset Value Per Share	$13.04	$17.92	$15.90	$13.33	$27.97	$21.68
Class P Shares:
Net Assets	$517,917	$181,020	$527,400	$861,261	$24	$498,308
Shares outstanding, $.001 par value (unlimited shares authorized)	33,957	10,049	27,473	64,384	1	22,208
Net Asset Value Per Share	$15.25	$18.01	$19.20	$13.38	$30.39	$22.44

Investments, at cost	$585,139	$465,184	$630,784	$722,239	$259,570	$691,474
Repurchase agreements, at cost	17,502	4,762	28,697	11,634	3,766	5,241
Foreign currency held, at cost	-	-	13	-	102	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the Small-Cap Index Portfolio of $290.
(2)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Technology Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Currency Strategies Portfolio
ASSETS
Investments, at value	$87,661	$1,621,011	$2,441,140	$1,197,916	$1,352,976	$928,669
Repurchase agreements, at value	6,253	99,281	-	15,694	15,654	786,444
Cash (1)	-	-	256	22	1,079	-
Foreign currency held, at value	-	1,429	-	545	1,601	19
Receivables:
Dividends and interest	14	1,585	2,650	2,448	1,848	6,778
Fund shares sold	142	589	130	288	580	-
Securities sold	38	1,297	686	1,739	-	-
Variation margin	-	-	-	-	7	-
Forward foreign currency contracts appreciation	-	-	-	-	11,070	89,103
Prepaid expenses and other assets	1	2	2	2	1	3
Total Assets	94,109	1,725,194	2,444,864	1,218,654	1,384,816	1,811,016
LIABILITIES
Payables:
Fund shares redeemed	10	27	1,835	32	363	-
Securities purchased	161	2,070	-	2,915	-	-
Due to custodian	-	156	680	-	-	-
Due to broker (2)	-	-	-	-	-	19,610
Accrued advisory fees	71	1,176	1,611	853	775	946
Accrued service fees (Class I only)	3	11	13	2	8	-
Accrued support service expenses	1	15	21	10	12	14
Accrued custodian, and portfolio accounting and tax fees	8	208	91	89	63	90
Accrued shareholder report expenses	1	23	24	16	15	20
Accrued trustees’ fees and expenses and deferred compensation	1	15	23	10	18	9
Accrued foreign capital gains tax	-	4,195	-	-	-	-
Accrued other	2	35	38	25	24	30
Outstanding options written, at value	45	-	-	-	-	-
Forward foreign currency contracts depreciation	-	-	-	-	10,570	56,086
Other liabilities	-	-	1	4	-	-
Total Liabilities	303	7,931	4,337	3,956	11,848	76,805
NET ASSETS	$93,806	$1,717,263	$2,440,527	$1,214,698	$1,372,968	$1,734,211
NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$109,137	$1,533,790	$2,138,456	$1,054,317	$2,617,584	$1,647,774
Accumulated deficit (3)	(15,331)
Undistributed net investment income (4)		14,496	30,186	19,585	44,237	88,923
Undistributed/accumulated net realized gain (loss) (4)		99,942	26,325	(37,446)	(1,266,386)	-
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (4)		69,035	245,560	178,242	(22,467)	(2,486)
NET ASSETS	$93,806	$1,717,263	$2,440,527	$1,214,698	$1,372,968	$1,734,211
Class I Shares:
Net Assets	$93,793	$396,452	$481,317	$57,344	$302,892	$4,526
Shares outstanding, $.001 par value (unlimited shares authorized)	16,586	26,287	63,600	7,234	28,678	426
Net Asset Value Per Share	$5.65	$15.08	$7.57	$7.93	$10.56	$10.61
Class P Shares:
Net Assets	$13	$1,320,811	$1,959,210	$1,157,354	$1,070,076	$1,729,685
Shares outstanding, $.001 par value (unlimited shares authorized)	2	85,260	242,766	106,769	91,158	162,236
Net Asset Value Per Share	$7.10	$15.49	$8.07	$10.84	$11.74	$10.66

Investments, at cost	$81,222	$1,546,742	$2,195,396	$1,019,549	$1,376,213	$963,781
Repurchase agreements, at cost	6,253	99,281	-	15,694	15,654	786,444
Foreign currency held, at cost	-	2,423	-	553	1,622	20
Premiums received from outstanding options written	38	-	-	-	-	-

(1)	Includes cash collateral segregated for certain derivative investments (see Notes to Schedules of Investments) in the International Value Portfolio of $1,079.
(2)	The Currency Strategies Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(4)	Applicable to portfolios electing regulated investment company treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Global Absolute Return Portfolio	Precious Metals Portfolio	American Funds Asset Allocation Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
ASSETS
Investments, at value	$1,367,025	$316,874	$-	$-	$-	$-
Investments in affiliates, at value	-	-	2,086,268	441,755	1,580,629	524,890
Repurchase agreements, at value	145,187	13,089	-	-	-	-
Cash	13,786	-	-	-	-	-
Foreign currency held, at value	7,238	2,438	-	-	-	-
Receivables:
Dividends and interest	25,519	120	-	-	-	-
Fund shares sold	17	75	264	36	122	130
Securities sold	1,468	-	2,195	-	85	-
Variation margin	644	-	-	-	-	-
Due from adviser	-	-	-	5	27	10
Swap contracts, at value	79,772	-	-	-	-	-
Unfunded loan commitment appreciation (see Note 10 in Notes to Financial Statements)	16	-	-	-	-	-
Forward foreign currency contracts appreciation	58,323	-	-	-	-	-
Prepaid expenses and other assets	4	1	2	1	2	1
Total Assets	1,698,999	332,597	2,088,729	441,797	1,580,865	525,031
LIABILITIES
Payables:
Fund shares redeemed	447	172	2,459	1	207	-
Securities purchased	13,038	-	-	35	-	130
Reverse repurchase agreements	2,389	-	-	-	-	-
Securities sold short, at value	3,701	-	-	-	-	-
Due to broker (1)	42,623	-	-	-	-	-
Accrued advisory fees	1,051	200	499	74	266	89
Accrued service fees (Class I only) (2)	-	-	58	12	43	14
Accrued support service expenses	13	3	17	4	13	4
Accrued custodian, and portfolio accounting and tax fees	471	21	4	7	7	8
Accrued shareholder report expenses	21	6	23	5	17	6
Accrued trustees’ fees and expenses and deferred compensation	10	4	11	2	9	3
Accrued foreign capital gains tax	31	-	-	-	-	-
Accrued dividends and interest	57	-	-	-	-	-
Accrued other	28	11	32	7	24	8
Outstanding options written, at value	39,138	-	-	-	-	-
Swap contracts, at value	27,389	-	-	-	-	-
Forward bond and foreign currency contracts depreciation	23,380	-	-	-	-	-
Other liabilities	24	-	-	-	-	-
Total Liabilities	153,811	417	3,103	147	586	262
NET ASSETS	$1,545,188	$332,180	$2,085,626	$441,650	$1,580,279	$524,769
NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$1,467,235	$900,034	$1,712,416	$388,972	$1,349,895	$418,143
Undistributed/accumulated earnings (deficit) (4)		(567,854)	373,210	52,678	230,384	106,626
Undistributed net investment income (3)	89,326
Undistributed net realized gain (3)	13,536
Net unrealized depreciation on investments and assets and liabilities in foreign currencies (3)	(24,909)
NET ASSETS	$1,545,188	$332,180	$2,085,626	$441,650	$1,580,279	$524,769
Class I Shares:
Net Assets	$10,686	$13,016	$2,085,626	$441,650	$1,580,279	$524,769
Shares outstanding, $.001 par value (unlimited shares authorized)	1,022	3,215	104,130	32,798	97,762	30,327
Net Asset Value Per Share	$10.46	$4.05	$20.03	$13.47	$16.16	$17.30
Class P Shares:
Net Assets	$1,534,502	$319,164
Shares outstanding, $.001 par value (unlimited shares authorized)	146,051	78,496
Net Asset Value Per Share	$10.51	$4.07

Investments, at cost	$1,413,772	$559,427	$-	$-	$-	$-
Investments in affiliates, at cost	-	-	1,863,972	388,920	1,354,997	427,489
Repurchase agreements, at cost	145,187	13,089	-	-	-	-
Foreign currency held, at cost	6,884	2,470	-	-	-	-
Proceeds from securities sold short	3,504	-	-	-	-	-
Premiums received from outstanding options written	23,843	-	-	-	-	-

(1)	The Global Absolute Return Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(2)	The accrued service fees for the Global Absolute Return and Precious Metals Portfolios, in full dollars, were $297 and $349, respectively, and are not shown on the above Statements of Assets and Liabilities due to rounding.
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(4)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

(In thousands, except per share amounts)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
ASSETS
Investments in affiliates, at value	$2,423,232	$4,197,347	$14,827,655	$12,302,566	$2,639,845
Receivables:
Fund shares sold	28	-	89	68	-
Securities sold	2,656	1,079	6,707	7,844	3,455
Prepaid expenses and other assets	3	4	15	14	2
Total Assets	2,425,919	4,198,430	14,834,466	12,310,492	2,643,302
LIABILITIES
Payables:
Fund shares redeemed	2,684	1,079	6,796	7,912	3,455
Accrued advisory fees	207	355	1,263	1,050	225
Accrued service fees (Class I only)	67	115	409	340	73
Accrued support service expenses	21	35	126	105	22
Accrued custodian, and portfolio accounting and tax fees	9	10	10	10	9
Accrued shareholder report expenses	33	55	192	160	35
Accrued trustees’ fees and expenses and deferred compensation	16	26	92	77	16
Accrued other	41	69	246	204	44
Total Liabilities	3,078	1,744	9,134	9,858	3,879
NET ASSETS	$2,422,841	$4,196,686	$14,825,332	$12,300,634	$2,639,423
NET ASSETS CONSIST OF:
Paid-in capital (1)	$1,990,486	$3,356,003	$11,192,061	$8,672,242	$1,803,793
Undistributed earnings (1)	432,355	840,683	3,633,271	3,628,392	835,630
NET ASSETS	$2,422,841	$4,196,686	$14,825,332	$12,300,634	$2,639,423
Class I Shares:
Net Assets	$2,422,841	$4,196,686	$14,825,332	$12,300,634	$2,639,423
Shares outstanding, $.001 par value (unlimited shares authorized)	214,786	355,907	1,216,514	978,065	207,068
Net Asset Value Per Share	$11.28	$11.79	$12.19	$12.58	$12.75

Investments in affiliates, at cost	$2,257,412	$3,755,165	$12,958,361	$10,456,617	$2,215,924

(1)	Applicable to portfolios electing partnership treatment for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Strategy Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$587	$-	$26	$852	$-	$-
Interest, net of foreign taxes withheld	121,441	17,639	34,382	73,532	41,652	7,470
Other	-	-	151	55	-	-
Total Investment Income	122,028	17,639	34,559	74,439	41,652	7,470

EXPENSES
Advisory fees	12,782	2,330	5,723	4,737	5,424	3,207
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	248	62	313	761	971	41
Support services expenses	156	16	37	58	66	44
Custodian fees and expenses	188	26	30	16	132	49
Portfolio accounting and tax fees	405	200	518	193	158	102
Shareholder report expenses	80	9	20	30	35	23
Legal and audit fees	112	12	26	41	46	31
Trustees’ fees and expenses	52	5	12	19	22	13
Interest expense	23	-	-	2	830	1
Other	46	13	18	25	27	21
Total Expenses	14,092	2,673	6,697	5,882	7,711	3,532
Advisory Fee Waiver (1)	-	-	(763)	-	-	-
Net Expenses	14,092	2,673	5,934	5,882	7,711	3,532
NET INVESTMENT INCOME	107,936	14,966	28,625	68,557	33,941	3,938

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	73,437	29	(1,505)	12,343	(21,162)	(2,432)
Futures contract transactions	5,363	-	-	-	(605)	(3,574)
Swap transactions	276	-	-	(18)	(2,656)	10,781
Written option transactions	10,012	-	-	-	3,568	2,281
Foreign currency transactions	(37,583)	-	-	-	42,096	(2,705)
Net Realized Gain (Loss)	51,505	29	(1,505)	12,325	21,241	4,351

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	65,035	(13,670)	(19,423)	(71,109)	10,550	10,082
Unfunded loan commitments	-	-	7	-	-	-
Futures contracts	5,631	-	-	-	962	(430)
Swaps	439	-	-	(197)	(20,348)	4,081
Written options	251	-	-	-	(1,141)	(38)
Foreign currencies	1,232	-	-	-	1,051	3,853
Change in Net Unrealized Appreciation (Depreciation)	72,588	(13,670)	(19,416)	(71,306)	(8,926)	17,548
NET GAIN (LOSS)	124,093	(13,641)	(20,921)	(58,981)	12,315	21,899
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,029	$1,325	$7,704	$9,576	$46,256	$25,837

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$5	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	American Funds Growth Portfolio	American Funds Growth-Income Portfolio	Comstock Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,485	$-	$-	$5,455	$8,058	$40,263
Interest, net of foreign taxes withheld	107,379	36,902	72,802	-	-	-
Other	-	-	13	-	-	-
Total Investment Income	108,864	36,902	72,815	5,455	8,058	40,263

EXPENSES
Advisory fees	17,387	8,962	9,297	2,703	4,595	11,327
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2,535	748	35	569	579	489
Support services expenses	214	110	56	17	32	82
Custodian fees and expenses	328	49	241	-	-	26
Portfolio accounting and tax fees	506	247	160	18	18	137
Shareholder report expenses	113	57	30	9	16	41
Legal and audit fees	151	77	41	12	22	59
Trustees’ fees and expenses	68	35	17	6	10	27
Interest expense	48	-	1	-	-	-
Other	66	38	21	8	12	38
Total Expenses	21,416	10,323	9,899	3,342	5,284	12,226
Advisory Fee Waiver (1)	-	-	-	(1,622)	(2,757)	(242)
Net Expenses	21,416	10,323	9,899	1,720	2,527	11,984
NET INVESTMENT INCOME	87,448	26,579	62,916	3,735	5,531	28,279

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	(22,740)	1,964	(18,883)	12,876	140,090	285,235
Futures contract transactions	45,727	(757)	-	-	-	-
Swap transactions	9,618	-	(479)	-	-	-
Written option transactions	13,877	-	-	-	-	-
Foreign currency transactions	59,361	130	(5,820)	-	-	11,594
Capital gain distributions from affiliated mutual fund investments	-	-	-	17,138	22,665	-
Net Realized Gain (Loss)	105,843	1,337	(25,182)	30,014	162,755	296,829

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(6,329)	(8,209)	(79,684)	(4,731)	(114,036)	(184,027)
Short positions	2	-	-	-	-	-
Futures contracts	20,724	(428)	-	-	-	-
Swaps	(73,755)	-	(238)	-	-	-
Written options	(516)	-	-	-	-	-
Foreign currencies	69,332	(392)	(9,167)	-	-	3,257
Change in Net Unrealized Appreciation (Depreciation)	9,458	(9,029)	(89,089)	(4,731)	(114,036)	(180,770)
NET GAIN (LOSS)	115,301	(7,692)	(114,271)	25,283	48,719	116,059
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$202,749	$18,887	($51,355)	$29,018	$54,250	$144,338

Foreign taxes withheld on dividends and interest	$-	$3	$756	$-	$-	$931

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth, American Funds Growth-Income and Comstock Portfolios (see Note 6 in Notes to Financial Statements).
(2)	Realized gain (loss) on investment security transactions for the Emerging Markets Debt Portfolio is net of foreign capital gains tax withheld of $17.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Debt Portfolio is net of increase in deferred foreign capital gains tax of $24.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,383	$28,702	$861	$9,473	$8,633	$68,654
Interest, net of foreign taxes withheld	-	1	2	10	-	11
Total Investment Income	18,383	28,703	863	9,483	8,633	68,665

EXPENSES
Advisory fees	6,108	705	893	5,666	8,560	13,795
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	554	2,409	240	964	342	788
Support services expenses	45	72	6	51	60	116
Custodian fees and expenses	14	24	3	20	21	29
Portfolio accounting and tax fees	77	106	16	88	105	185
Shareholder report expenses	23	35	3	26	31	59
Legal and audit fees	32	56	4	37	42	84
Trustees’ fees and expenses	15	24	2	17	20	38
Interest expense	-	8	-	-	6	2
Other	23	32	3	22	29	53
Total Expenses	6,891	3,471	1,170	6,891	9,216	15,149
Advisory Fee Waiver (1)	-	-	-	-	(544)	-
Net Expenses	6,891	3,471	1,170	6,891	8,672	15,149
NET INVESTMENT INCOME (LOSS)	11,492	25,232	(307)	2,592	(39)	53,516

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	64,543	18,565	25,719	71,653	176,442	346,614
Futures contract transactions	-	5,392	-	-	-	(907)
Foreign currency transactions	5	-	(1)	4	(690)	(10)
Net Realized Gain	64,548	23,957	25,718	71,657	175,752	345,697

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	35,346	145,066	(14,369)	17,838	(69,831)	(140,142)
Futures contracts	-	(297)	-	-	-	-
Foreign currencies	(19)	-	(3)	(32)	(384)	(51)
Change in Net Unrealized Appreciation (Depreciation)	35,327	144,769	(14,372)	17,806	(70,215)	(140,193)
NET GAIN	99,875	168,726	11,346	89,463	105,537	205,504
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,367	$193,958	$11,039	$92,055	$105,498	$259,020

Foreign taxes withheld on dividends and interest	$62	$3	$10	$222	$15	$866

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$37,766	$25,204	$12,350	$7,590	$23,267	$12,162
Interest, net of foreign taxes withheld	1	-	-	-	-	13
Securities lending	52	-	-	-	-	-
Total Investment Income	37,819	25,204	12,350	7,590	23,267	12,175

EXPENSES
Advisory fees	14,183	6,969	7,267	5,960	9,389	5,412
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	102	1,237	668	495	210	124
Support services expenses	71	76	55	41	66	38
Custodian fees and expenses	79	27	17	15	21	30
Portfolio accounting and tax fees	158	127	96	72	117	113
Shareholder report expenses	36	39	29	22	35	19
Legal and audit fees	50	55	39	30	47	26
Trustees’ fees and expenses	23	25	18	14	19	12
Interest expense	3,625	4	-	1	4	1
Dividend expenses	10,861	-	-	-	-	-
Other	33	35	27	21	33	22
Total Expenses	29,221	8,594	8,216	6,671	9,941	5,797
Advisory Fee Waiver (1)	(709)	-	-	(426)	-	(722)
Net Expenses	28,512	8,594	8,216	6,245	9,941	5,075
NET INVESTMENT INCOME	9,307	16,610	4,134	1,345	13,326	7,100

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	395,451	274,522	185,586	44,640	191,913	169,860
Closed short positions	(94,477)	-	-	-	-	-
Futures contract transactions	4,333	-	-	-	-	1,035
Written option transactions	-	-	-	(891)	-	-
Foreign currency transactions	-	(107)	-	(5)	(1)	(14)
Net Realized Gain	305,307	274,415	185,586	43,744	191,912	170,881

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(145,915)	(127,059)	(141,593)	27,349	(116,420)	(171,309)
Short positions	43,746	-	-	-	-	-
Futures contracts	352	-	-	-	-	12
Written options	-	-	-	166	-	-
Foreign currencies	-	(62)	-	(87)	-	-
Change in Net Unrealized Appreciation (Depreciation)	(101,817)	(127,121)	(141,593)	27,428	(116,420)	(171,297)
NET GAIN (LOSS)	203,490	147,294	43,993	71,172	75,492	(416)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$212,797	$163,904	$48,127	$72,517	$88,818	$6,684

Foreign taxes withheld on dividends and interest	$25	$188	$6	$-	$-	$15

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Long/Short Large-Cap, Mid-Cap Growth and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Health Sciences Portfolio	Real Estate Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,000	$9,504	$15,846	$22,722	$2,578	$26,943
Total Investment Income	2,000	9,504	15,846	22,722	2,578	26,943

EXPENSES
Advisory fees	3,658	2,037	4,964	5,669	2,655	9,012
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	292	930	419	25	590	674
Support services expenses	29	34	31	41	14	54
Custodian fees and expenses	17	41	24	20	9	16
Portfolio accounting and tax fees	55	84	81	72	30	98
Shareholder report expenses	15	18	17	22	7	29
Legal and audit fees	21	24	23	29	10	39
Trustees’ fees and expenses	10	11	10	12	5	17
Interest expense	-	1	-	-	-	2
Offering expenses	-	-	-	1	-	-
Other	17	19	16	20	5	25
Total Expenses	4,114	3,199	5,585	5,911	3,325	9,966
Net Expenses	4,114	3,199	5,585	5,911	3,325	9,966
NET INVESTMENT INCOME (LOSS)	(2,114)	6,305	10,261	16,811	(747)	16,977

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	95,424	86,627	124,982	40,491	83,731	219,153
Futures contract transactions	-	857	276	-	-	-
Written option transactions	-	-	-	-	75	-
Foreign currency transactions	-	-	(14)	-	878	-
Net Realized Gain	95,424	87,484	125,244	40,491	84,684	219,153

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(80,650)	(68,873)	(97,077)	58,845	(20,708)	32,657
Futures contracts	-	(226)	-	-	-	-
Foreign currencies	-	-	(1)	-	494	-
Change in Net Unrealized Appreciation (Depreciation)	(80,650)	(69,099)	(97,078)	58,845	(20,214)	32,657
NET GAIN	14,774	18,385	28,166	99,336	64,470	251,810
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,660	$24,690	$38,427	$116,147	$63,723	$268,787

Foreign taxes withheld on dividends	$1	$5	$93	$15	$93	$8

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Technology Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Currency Strategies Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$549	$33,322	$46,654	$35,005	$54,800	$-
Interest, net of foreign taxes withheld	-	-	6	-	6	2,051
Total Investment Income	549	33,322	46,660	35,005	54,806	2,051

EXPENSES
Advisory fees	801	14,945	14,192	11,110	7,795	10,483
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	178	869	1,036	120	663	7
Support services expenses	4	89	93	65	62	77
Custodian fees and expenses	4	522	120	129	103	117
Portfolio accounting and tax fees	16	282	153	133	135	231
Shareholder report expenses	2	48	46	34	30	41
Legal and audit fees	3	64	65	46	42	53
Trustees’ fees and expenses	1	28	31	20	20	20
Interest expense	-	-	7	1	3	4
Other	3	42	42	33	33	27
Total Expenses	1,012	16,889	15,785	11,691	8,886	11,060
Advisory Fee Waiver (1)	-	-	-	(264)	-	-
Net Expenses	1,012	16,889	15,785	11,427	8,886	11,060
NET INVESTMENT INCOME (LOSS)	(463)	16,433	30,875	23,578	45,920	(9,009)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	15,333	114,725	49,534	146,005	80,830	13,258
Futures contract transactions	-	79	1,011	90	1,233	-
Written option transactions	51	-	-	-	-	-
Foreign currency transactions	(28)	(352)	(661)	(433)	272	85,692
Net Realized Gain	15,356	114,452	49,884	145,662	82,335	98,950

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(6,651)	(210,838)	(184,111)	(192,479)	(261,454)	(51,867)
Futures contracts	-	-	-	-	408	-
Written options	(7)	-	-	-	-	-
Foreign currencies	19	(217)	(250)	(154)	3,582	33,789
Change in Net Unrealized Depreciation	(6,639)	(211,055)	(184,361)	(192,633)	(257,464)	(18,078)
NET GAIN (LOSS)	8,717	(96,603)	(134,477)	(46,971)	(175,129)	80,872
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,254	($80,170)	($103,602)	($23,393)	($129,209)	$71,863

Foreign taxes withheld on dividends and interest	$8	$2,822	$4,191	$2,728	$3,380	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $119.
(3)	Net change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $4,195.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Global Absolute Return Portfolio	Precious Metals Portfolio	American Funds Asset Allocation Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$257	$3,807	$-	$-	$-	$-
Dividends from affiliated mutual fund investments (1)	-	-	34,806	-	-	-
Interest, net of foreign taxes withheld	98,852	3	-	-	-	-
Total Investment Income	99,109	3,810	34,806	-	-	-

EXPENSES
Advisory fees	13,736	3,570	13,605	782	2,745	949
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	19	29	3,697	782	2,745	949
Support services expenses	86	25	87	19	65	23
Custodian fees and expenses	1,758	23	-	-	-	-
Portfolio accounting and tax fees	239	56	18	29	29	30
Shareholder report expenses	44	14	47	10	35	12
Legal and audit fees	60	18	63	13	47	16
Trustees’ fees and expenses	25	8	26	6	20	7
Interest expense	325	-	-	-	-	-
Other	38	13	13	3	11	2
Total Expenses	16,330	3,756	17,556	1,644	5,697	1,988
Advisory Fee Waiver (2)	-	-	(8,318)	-	-	-
Adviser Reimbursement (3)	-	-	-	(164)	(580)	(242)
Net Expenses	16,330	3,756	9,238	1,480	5,117	1,746
NET INVESTMENT INCOME (LOSS)	82,779	54	25,568	(1,480)	(5,117)	(1,746)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(67,733)	(212,174)	-	-	-	-
Investment securities from affiliated mutual fund investments	-	-	13,157	2,982	4,448	6,677
Closed short positions	75,985	-	-	-	-	-
Futures contract transactions	(26,444)	-	-	-	-	-
Swap transactions	(2,922)	-	-	-	-	-
Written option transactions	2,567	-	-	-	-	-
Foreign currency transactions	45,194	(114)	-	-	-	-
Capital gain distributions from affiliated mutual fund investments (1)	-	-	89,535	-	-	-
Net Realized Gain (Loss)	26,647	(212,288)	102,692	2,982	4,448	6,677

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(28,045)	198,927	-	-	-	-
Investment securities from affiliated mutual fund investments	-	-	(33,311)	19,112	72,989	20,226
Unfunded loan commitments	16	-	-	-	-	-
Short positions	933	-	-	-	-	-
Futures contracts	(11,290)	-	-	-	-	-
Swaps	(1,488)	-	-	-	-	-
Written options	(15,024)	-	-	-	-	-
Foreign currencies	45,439	(24)	-	-	-	-
Forward bonds	(464)	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(9,923)	198,903	(33,311)	19,112	72,989	20,226
NET GAIN (LOSS)	16,724	(13,385)	69,381	22,094	77,437	26,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,503	($13,331)	$94,949	$20,614	$72,320	$25,157

Foreign taxes withheld on dividends and interest	$1,528	$589	$-	$-	$-	$-

(1)	No dividends and capital gains distributions were received by the Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios from their underlying portfolios for the year ended December 31, 2014 under the current dividend and distributions policy (see Note 2B in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Asset Allocation Portfolio (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
INVESTMENT INCOME
Total Investment Income (1)	$-	$-	$-	$-	$-

EXPENSES
Advisory fees	2,619	4,345	15,462	12,895	2,768
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	5,239	8,691	30,923	25,791	5,535
Support services expenses	131	214	757	631	136
Portfolio accounting and tax fees	35	40	41	40	37
Shareholder report expenses	67	111	396	331	71
Legal and audit fees	90	151	536	447	96
Trustees’ fees and expenses	36	62	221	184	39
Other	31	47	161	135	29
Total Expenses	8,248	13,661	48,497	40,454	8,711
Net Expenses	8,248	13,661	48,497	40,454	8,711
NET INVESTMENT LOSS	(8,248)	(13,661)	(48,497)	(40,454)	(8,711)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	68,696	89,442	571,218	560,081	139,800
Net Realized Gain	68,696	89,442	571,218	560,081	139,800

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	30,842	97,602	180,084	120,490	11,654
Change in Net Unrealized Appreciation	30,842	97,602	180,084	120,490	11,654
NET GAIN	99,538	187,044	751,302	680,571	151,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,290	$173,383	$702,805	$640,117	$142,743

(1)	No dividends and capital gains distributions were received by any of the portfolios above from their underlying portfolios for the year ended December 31, 2014 under the current dividend and distributions policy (see Note 2B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year/Period Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Diversified Bond Portfolio		Floating Rate Income Portfolio (1)		Floating Rate Loan Portfolio
OPERATIONS
Net investment income	$107,936	$96,620	$14,966	$6,768	$28,625	$37,503
Net realized gain (loss)	51,505	3,487	29	(2,323)	(1,505)	11,198
Change in net unrealized appreciation (depreciation)	72,588	(130,238)	(13,670)	1,973	(19,416)	(8,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	232,029	(30,131)	1,325	6,418	7,704	40,100

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	149,745	24,401	28,157	19,852	30,923	90,193
Class P	928,984	20,994	104,806	305,496	117,895	2,006
Cost of shares repurchased
Class I	(42,744)	(39,895)	(13,147)	(1,967)	(44,210)	(24,485)
Class P	(341,602)	(298,292)	(18,606)	(43,708)	(121,721)	(331,003)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	694,383	(292,792)	101,210	279,673	(17,113)	(263,289)
NET INCREASE (DECREASE) IN NET ASSETS	926,412	(322,923)	102,535	286,091	(9,409)	(223,189)

NET ASSETS
Beginning of Year or Period	2,930,869	3,253,792	286,091	-	746,001	969,190
End of Year or Period	$3,857,281	$2,930,869	$388,626	$286,091	$736,592	$746,001
Undistributed/Accumulated Net Investment Income	$104,991	$95,433	$14,964	$6,767	$28,578	$37,470

	High Yield Bond Portfolio		Inflation Managed Portfolio		Inflation Strategy Portfolio
OPERATIONS
Net investment income	$68,557	$77,008	$33,941	$17,266	$3,938	$1,977
Net realized gain (loss)	12,325	38,500	21,241	(6,768)	4,351	(52,525)
Change in net unrealized appreciation (depreciation)	(71,306)	(25,976)	(8,926)	(146,474)	17,548	(51,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,576	89,532	46,256	(135,976)	25,837	(102,239)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	119,695	114,752	27,935	28,165	8,619	10,133
Class P	5,808	2,663	179,290	40,756	4,162	23,023
Cost of shares repurchased
Class I	(159,575)	(153,955)	(104,917)	(181,497)	(7,661)	(13,505)
Class P	(112,504)	(116,931)	(285,732)	(23,009)	(257,317)	(70,237)
Net Decrease in Net Assets from Capital Share Transactions	(146,576)	(153,471)	(183,424)	(135,585)	(252,197)	(50,586)
NET DECREASE IN NET ASSETS	(137,000)	(63,939)	(137,168)	(271,561)	(226,360)	(152,825)

NET ASSETS
Beginning of Year	1,235,182	1,299,121	1,333,867	1,605,428	966,288	1,119,113
End of Year	$1,098,182	$1,235,182	$1,196,699	$1,333,867	$739,928	$966,288
Undistributed/Accumulated Net Investment Income (Loss)	$68,446	$77,538	$30,277	($11,541)	$17,720	$176

(1)	Operations commenced on April 30, 2013.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income	$87,448	$126,463	$26,579	$27,298	$62,916	$48,844
Net realized gain (loss)	105,843	(38,576)	1,337	3,360	(25,182)	(35,476)
Change in net unrealized appreciation (depreciation)	9,458	(190,051)	(9,029)	(17,530)	(89,089)	(79,017)
Net Increase (Decrease) in Net Assets Resulting from Operations	202,749	(102,164)	18,887	13,128	(51,355)	(65,649)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	60,131	81,481	115,733	123,765	7,928	15,025
Class P	95,199	16,754	11,808	11,336	381,056	88,681
Cost of shares repurchased
Class I	(370,464)	(250,642)	(48,893)	(66,750)	(5,909)	(5,653)
Class P	(1,103,638)	(314,391)	(144,020)	(287,858)	(84,678)	(51,547)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,318,772)	(466,798)	(65,372)	(219,507)	298,397	46,506
NET INCREASE (DECREASE) IN NET ASSETS	(1,116,023)	(568,962)	(46,485)	(206,379)	247,042	(19,143)

NET ASSETS
Beginning of Year	4,573,736	5,142,698	2,249,027	2,455,406	971,256	990,399
End of Year	$3,457,713	$4,573,736	$2,202,542	$2,249,027	$1,218,298	$971,256
Undistributed Net Investment Income	$100,113	$62,509	$23,782	$26,599	$38,019	$43,224

	American Funds Growth Portfolio		American Funds Growth-Income Portfolio		Comstock Portfolio
OPERATIONS
Net investment income	$3,735	$1,840	$5,531	$8,268	$28,279	$28,359
Net realized gain	30,014	14,702	162,755	21,578	296,829	308,852
Change in net unrealized appreciation (depreciation)	(4,731)	61,273	(114,036)	183,334	(180,770)	277,676
Net Increase in Net Assets Resulting from Operations	29,018	77,815	54,250	213,180	144,338	614,887

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	40,877	31,476	48,072	30,359	58,752	66,572
Class P	13,933	-	31,702	-	207,072	498
Cost of shares repurchased
Class I	(28,095)	(32,492)	(31,130)	(28,102)	(41,833)	(26,285)
Class P	-	(2,846)	(382,633)	(31,952)	(542,210)	(858,566)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	26,715	(3,862)	(333,989)	(29,695)	(318,219)	(817,781)
NET INCREASE (DECREASE) IN NET ASSETS	55,733	73,953	(279,739)	183,485	(173,881)	(202,894)

NET ASSETS
Beginning of Year	340,335	266,382	830,383	646,898	1,815,401	2,018,295
End of Year	$396,068	$340,335	$550,644	$830,383	$1,641,520	$1,815,401
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$11,492	$11,808	$25,232	$37,054	($307)	($323)
Net realized gain	64,548	77,382	23,957	643,465	25,718	23,646
Change in net unrealized appreciation (depreciation)	35,327	147,869	144,769	(144,296)	(14,372)	9,999
Net Increase in Net Assets Resulting from Operations	111,367	237,059	193,958	536,223	11,039	33,322

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	41,607	48,148	178,961	124,574	18,100	16,483
Class P	104,920	14,461	708,593	4,827	-	-
Cost of shares repurchased
Class I	(22,373)	(25,109)	(116,171)	(122,473)	(32,891)	(37,916)
Class P	(87,473)	(198,387)	(52,973)	(1,353,357)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	36,681	(160,887)	718,410	(1,346,429)	(14,791)	(21,433)
NET INCREASE (DECREASE) IN NET ASSETS	148,048	76,172	912,368	(810,206)	(3,752)	11,889

NET ASSETS
Beginning of Year	893,034	816,862	1,177,799	1,988,005	125,813	113,924
End of Year	$1,041,082	$893,034	$2,090,167	$1,177,799	$122,061	$125,813
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$2,592	$2,541	($39)	$5,057	$53,516	$48,677
Net realized gain	71,657	127,597	175,752	360,220	345,697	456,744
Change in net unrealized appreciation (depreciation)	17,806	122,654	(70,215)	57,204	(140,193)	283,040
Net Increase in Net Assets Resulting from Operations	92,055	252,792	105,498	422,481	259,020	788,461

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	11,587	10,666	28,599	26,666	33,010	41,608
Class P	89,695	416,829	162,200	31,692	295,926	752
Cost of shares repurchased
Class I	(67,830)	(66,790)	(36,580)	(44,697)	(64,173)	(55,722)
Class P	(44,915)	(98,211)	(223,132)	(439,863)	(638,450)	(1,113,450)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,463)	262,494	(68,913)	(426,202)	(373,687)	(1,126,812)
NET INCREASE (DECREASE) IN NET ASSETS	80,592	515,286	36,585	(3,721)	(114,667)	(338,351)

NET ASSETS
Beginning of Year	1,028,134	512,848	1,278,996	1,282,717	2,499,720	2,838,071
End of Year	$1,108,726	$1,028,134	$1,315,581	$1,278,996	$2,385,053	$2,499,720
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income	$9,307	$8,985	$16,610	$16,632	$4,134	$8,439
Net realized gain	305,307	283,133	274,415	260,081	185,586	172,979
Change in net unrealized appreciation (depreciation)	(101,817)	173,746	(127,121)	148,763	(141,593)	172,131
Net Increase in Net Assets Resulting from Operations	212,797	465,864	163,904	425,476	48,127	353,549

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	27,477	14,235	26,316	7,315	19,295	21,882
Class P	221,957	6,491	158,369	16,071	11,975	13,597
Cost of shares repurchased
Class I	(9,202)	(11,948)	(129,424)	(76,996)	(65,516)	(70,384)
Class P	(403,774)	(417,581)	(183,420)	(259,642)	(157,985)	(186,015)
Net Decrease in Net Assets from Capital Share Transactions	(163,542)	(408,803)	(128,159)	(313,252)	(192,231)	(220,920)
NET INCREASE (DECREASE) IN NET ASSETS	49,255	57,061	35,745	112,224	(144,104)	132,629

NET ASSETS
Beginning of Year	1,470,840	1,413,779	1,555,150	1,442,926	1,203,812	1,071,183
End of Year	$1,520,095	$1,470,840	$1,590,895	$1,555,150	$1,059,708	$1,203,812
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$1,345	($378)	$13,326	$11,835	$7,100	$11,500
Net realized gain	43,744	234,042	191,912	205,234	170,881	109,034
Change in net unrealized appreciation (depreciation)	27,428	(7,971)	(116,420)	189,141	(171,297)	192,934
Net Increase in Net Assets Resulting from Operations	72,517	225,693	88,818	406,210	6,684	313,468

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,874	35,860	29,112	66,659	13,060	27,067
Class P	49,647	2,574	65,896	7,897	1,288	12,628
Cost of shares repurchased
Class I	(32,269)	(40,153)	(43,213)	(33,033)	(15,462)	(19,827)
Class P	(95,654)	(91,973)	(184,527)	(438,414)	(448,609)	(297,435)
Net Decrease in Net Assets from Capital Share Transactions	(47,402)	(93,692)	(132,732)	(396,891)	(449,723)	(277,567)
NET INCREASE (DECREASE) IN NET ASSETS	25,115	132,001	(43,914)	9,319	(443,039)	35,901

NET ASSETS
Beginning of Year	847,742	715,741	1,380,972	1,371,653	1,037,996	1,002,095
End of Year	$872,857	$847,742	$1,337,058	$1,380,972	$594,957	$1,037,996
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year/Period Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($2,114)	($1,078)	$6,305	$8,048	$10,261	$8,305
Net realized gain	95,424	94,234	87,484	62,093	125,244	68,811
Change in net unrealized appreciation (depreciation)	(80,650)	66,513	(69,099)	185,576	(97,078)	71,194
Net Increase in Net Assets Resulting from Operations	12,660	159,669	24,690	255,717	38,427	148,310

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	24,079	32,348	36,128	54,181	17,604	38,526
Class P	148,405	1,618	1,057	1,130	259,899	1,301
Cost of shares repurchased
Class I	(42,619)	(17,598)	(110,826)	(67,877)	(34,881)	(36,448)
Class P	(60,714)	(97,374)	(126,884)	(185,225)	(85,987)	(103,793)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	69,151	(81,006)	(200,525)	(197,791)	156,635	(100,414)
NET INCREASE (DECREASE) IN NET ASSETS	81,811	78,663	(175,835)	57,926	195,062	47,896

NET ASSETS
Beginning of Year	576,145	497,482	804,011	746,085	539,551	491,655
End of Year	$657,956	$576,145	$628,176	$804,011	$734,613	$539,551
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Value Advantage Portfolio (1)		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$16,811	$7,964	($747)	($1,112)	$16,977	$21,139
Net realized gain	40,491	15,348	84,684	29,666	219,153	49,254
Change in net unrealized appreciation (depreciation)	58,845	92,461	(20,214)	64,443	32,657	(46,926)
Net Increase in Net Assets Resulting from Operations	116,147	115,773	63,723	92,997	268,787	23,467

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	25,791	3,715	57,449	51,348	68,833	41,794
Class P	11,562	749,601	-	-	439	2,068
Cost of shares repurchased
Class I	(7,814)	(255)	(46,719)	(33,207)	(63,610)	(48,524)
Class P	(103,426)	(26,173)	-	-	(479,835)	(56,089)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,887)	726,888	10,730	18,141	(474,173)	(60,751)
NET INCREASE (DECREASE) IN NET ASSETS	42,260	842,661	74,453	111,138	(205,386)	(37,284)

NET ASSETS
Beginning of Year or Period	842,661	-	268,004	156,866	1,078,179	1,115,463
End of Year or Period	$884,921	$842,661	$342,457	$268,004	$872,793	$1,078,179
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on April 30, 2013.
N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Technology Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	($463)	($293)	$16,433	$12,599	$30,875	$29,961
Net realized gain	15,356	6,929	114,452	119,487	49,884	200,088
Change in net unrealized appreciation (depreciation)	(6,639)	8,809	(211,055)	11,352	(184,361)	109,596
Net Increase (Decrease) in Net Assets Resulting from Operations	8,254	15,445	(80,170)	143,438	(103,602)	339,645

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	22,063	15,002	61,553	60,437	62,783	80,680
Class P	-	-	175,826	166,307	977,369	12,568
Cost of shares repurchased
Class I	(19,513)	(15,603)	(98,373)	(90,064)	(74,520)	(70,560)
Class P	-	-	(141,224)	(36,351)	(106,337)	(679,894)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,550	(601)	(2,218)	100,329	859,295	(657,206)
NET INCREASE (DECREASE) IN NET ASSETS	10,804	14,844	(82,388)	243,767	755,693	(317,561)

NET ASSETS
Beginning of Year	83,002	68,158	1,799,651	1,555,884	1,684,834	2,002,395
End of Year	$93,806	$83,002	$1,717,263	$1,799,651	$2,440,527	$1,684,834
Undistributed Net Investment Income	N/A	N/A	$14,496	$2,163	$30,186	$30,919

	International Small-Cap Portfolio		International Value Portfolio		Currency Strategies Portfolio
OPERATIONS
Net investment income (loss)	$23,578	$22,933	$45,920	$35,123	($9,009)	($7,414)
Net realized gain	145,662	71,194	82,335	187,955	98,950	58,502
Change in net unrealized appreciation (depreciation)	(192,633)	232,020	(257,464)	80,538	(18,078)	5,893
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,393)	326,147	(129,209)	303,616	71,863	56,981

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,834	18,590	20,129	18,923	3,513	4,008
Class P	462	7,950	439,328	8,692	289,586	15,522
Cost of shares repurchased
Class I	(15,703)	(17,791)	(36,337)	(46,433)	(1,745)	(1,557)
Class P	(192,279)	(122,626)	(194,586)	(550,065)	(60,303)	(102,018)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(190,686)	(113,877)	228,534	(568,883)	231,051	(84,045)
NET INCREASE (DECREASE) IN NET ASSETS	(214,079)	212,270	99,325	(265,267)	302,914	(27,064)

NET ASSETS
Beginning of Year	1,428,777	1,216,507	1,273,643	1,538,910	1,431,297	1,458,361
End of Year	$1,214,698	$1,428,777	$1,372,968	$1,273,643	$1,734,211	$1,431,297
Undistributed Net Investment Income	$19,585	$21,094	$44,237	$32,927	$88,923	$39,097

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Global Absolute Return Portfolio		Precious Metals Portfolio		American Funds Asset Allocation Portfolio
OPERATIONS
Net investment income	$82,779	$71,589	$54	$3,059	$25,568	$16,036
Net realized gain (loss)	26,647	(64,583)	(212,288)	(112,017)	102,692	319
Change in net unrealized appreciation (depreciation)	(9,923)	(25,305)	198,903	(314,086)	(33,311)	193,674
Net Increase (Decrease) in Net Assets Resulting from Operations	99,503	(18,299)	(13,331)	(423,044)	94,949	210,029

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	5,290	10,310	20,828	12,303	475,800	778,963
Class P	2,989	5,623	19,797	111,641	-	-
Cost of shares repurchased
Class I	(2,418)	(3,819)	(12,363)	(4,137)	(40,430)	(4,777)
Class P	(503,906)	(80,829)	(168,144)	(34,192)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(498,045)	(68,715)	(139,882)	85,615	435,370	774,186
NET INCREASE (DECREASE) IN NET ASSETS	(398,542)	(87,014)	(153,213)	(337,429)	530,319	984,215

NET ASSETS
Beginning of Year	1,943,730	2,030,744	485,393	822,822	1,555,307	571,092
End of Year	$1,545,188	$1,943,730	$332,180	$485,393	$2,085,626	$1,555,307
Undistributed/Accumulated Net Investment Income (Loss)	$89,326	($1,542)	N/A	N/A	N/A	N/A

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
OPERATIONS
Net investment loss	($1,480)	($1,137)	($5,117)	($3,284)	($1,746)	($1,203)
Net realized gain	2,982	2,546	4,448	4,156	6,677	2,882
Change in net unrealized appreciation	19,112	25,467	72,989	123,045	20,226	61,517
Net Increase in Net Assets Resulting from Operations	20,614	26,876	72,320	123,917	25,157	63,196

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	93,534	98,714	368,127	416,843	106,604	109,459
Cost of shares repurchased - Class I	(15,277)	(31,727)	(11,687)	(33,849)	(25,660)	(18,118)
Net Increase in Net Assets from Capital Share Transactions	78,257	66,987	356,440	382,994	80,944	91,341
NET INCREASE IN NET ASSETS	98,871	93,863	428,760	506,911	106,101	154,537

NET ASSETS
Beginning of Year	342,779	248,916	1,151,519	644,608	418,668	264,131
End of Year	$441,650	$342,779	$1,580,279	$1,151,519	$524,769	$418,668
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment loss	($8,248)	($9,240)	($13,661)	($12,989)	($48,497)	($43,667)
Net realized gain	68,696	94,448	89,442	175,960	571,218	506,753
Change in net unrealized appreciation	30,842	14,312	97,602	199,252	180,084	1,398,565
Net Increase in Net Assets Resulting from Operations	91,290	99,520	173,383	362,223	702,805	1,861,651

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	108,275	142,301	83,197	146,877	52,006	242,811
Cost of shares repurchased - Class I	(615,398)	(1,176,442)	(565,861)	(704,639)	(1,812,927)	(1,293,425)
Net Decrease in Net Assets from Capital Share Transactions	(507,123)	(1,034,141)	(482,664)	(557,762)	(1,760,921)	(1,050,614)
NET INCREASE (DECREASE) IN NET ASSETS	(415,833)	(934,621)	(309,281)	(195,539)	(1,058,116)	811,037

NET ASSETS
Beginning of Year	2,838,674	3,773,295	4,505,967	4,701,506	15,883,448	15,072,411
End of Year	$2,422,841	$2,838,674	$4,196,686	$4,505,967	$14,825,332	$15,883,448
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment loss	($40,454)	($36,401)	($8,711)	($7,765)
Net realized gain	560,081	574,641	139,800	143,234
Change in net unrealized appreciation	120,490	1,550,203	11,654	386,549
Net Increase in Net Assets Resulting from Operations	640,117	2,088,443	142,743	522,018

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	55,033	72,005	17,448	42,315
Cost of shares repurchased - Class I	(1,761,870)	(1,398,401)	(397,298)	(322,415)
Net Decrease in Net Assets from Capital Share Transactions	(1,706,837)	(1,326,396)	(379,850)	(280,100)
NET INCREASE (DECREASE) IN NET ASSETS	(1,066,720)	762,047	(237,107)	241,918

NET ASSETS
Beginning of Year	13,367,354	12,605,307	2,876,530	2,634,612
End of Year	$12,300,634	$13,367,354	$2,639,423	$2,876,530
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A

N/A	– Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands)

	Inflation Managed Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$46,256	$212,797
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,264,961)	(2,224,059)
Proceeds from disposition of long-term securities	1,198,546	2,340,733
Purchases to cover securities sold short	-	(758,028)
Proceeds from securities sold short	-	799,965
Proceeds (purchases) of short-term securities, net	674,532	(3,243)
Proceeds (purchases) of foreign currency transactions	41,879	-
(Increase) decrease in cash collateral received for securities on loan (2)	-	(422,494)
(Increase) decrease in dividends and interest receivable	(1,257)	(33)
(Increase) decrease in receivable for securities sold	(361,498)	(43,719)
(Increase) decrease in receivable for swaps premiums	1,636	-
(Increase) decrease in prepaid expenses and other assets	1	-
(Increase) decrease in variation margin	1,047	255
Increase (decrease) in payable upon return of securities loaned	-	422,494
Increase (decrease) in payable for securities purchased	391	36,547
Increase (decrease) in payable due to custodian	(7)	-
Increase (decrease) in payable due to brokers	6,998	-
Increase (decrease) in accrued advisory fees	(47)	42
Increase (decrease) in accrued service fees	1	1
Increase (decrease) in accrued support service expenses	(5)	(4)
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	36	18
Increase (decrease) in accrued shareholder report expenses	(12)	(13)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	5	5
Increase (decrease) in accrued dividends and interest payable (3)	-	3
Increase (decrease) in accrued other payables	6	8
Change in net unrealized (appreciation) depreciation on investments securities	(10,550)	102,169
Change in net unrealized (appreciation) depreciation on written options	1,141	-
Change in net unrealized (appreciation) depreciation on foreign currencies	(1,051)	-
Change in net unrealized (appreciation) depreciation on swaps (4)	4,019	-
Net realized (gain) loss on investment securities	21,162	(300,974)
Net realized (gain) loss on written options	(3,568)	-
Net realized (gain) loss on foreign currency	(42,096)	-
Net amortization on investments	4,663	-
Net cash provided by operating activities	317,267	162,470

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	207,451	249,437
Payments on shares redeemed	(389,859)	(410,821)
Increase (decrease) in payable for sale-buyback financing transactions	(135,492)	-
Net cash used in financing activities	(317,900)	(161,384)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(633)	1,086

CASH:
Beginning of Year	3,517	342
End of Year	$2,884	$1,428

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (see Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Inflation Managed Portfolio and the Long/Short Large-Cap Portfolio were $830 and $3,625, respectively.
(4)	Excludes centrally cleared swaps included in variation margin.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Diversified Bond
Class I
2014	$8.10	$0.27	$0.35	$0.62	$-	$-	$-	$8.72	0.63%	0.63%	3.17%	7.69%		$211,788	259%
2013	8.20	0.24	(0.34)	(0.10)	-	-	-	8.10	0.63%	0.63%	2.91%	(1.15%)		96,448	253%
2012	7.86	0.24	0.41	0.65	(0.24)	(0.07)	(0.31)	8.20	0.64%	0.64%	2.89%	8.37%		113,422	366%
2011	10.01	0.34	0.25	0.59	(2.74)	-	(2.74)	7.86	0.66%	0.66%	3.36%	5.94%		106,167	701%
2010	9.54	0.35	0.41 (6)	0.76	(0.29)	-	(0.29)	10.01	0.63%	0.63%	3.48%	8.04	% (6)	2,956,901	890%
Class P
2014	10.82	0.39	0.46	0.85	-	-	-	11.67	0.43%	0.43%	3.39%	7.91%		3,645,493	259%
2013	10.92	0.34	(0.44)	(0.10)	-	-	-	10.82	0.43%	0.43%	3.11%	(0.95%)		2,834,421	253%
2012	10.44	0.33	0.56	0.89	(0.34)	(0.07)	(0.41)	10.92	0.45%	0.45%	3.08%	8.58%		3,140,370	366%
2011 (7)	10.24	0.23	0.16	0.39	(0.19)	-	(0.19)	10.44	0.45%	0.45%	3.36%	3.85%		2,949,455	701%
Floating Rate Income
Class I
2014	$10.23	$0.41	($0.37)	$0.04	$-	$-	$-	$10.27	0.93%	0.93%	4.00%	0.41%		$33,205	82%
2013 (8)	10.00	0.25	(0.02)	0.23	-	-	-	10.23	0.94%	0.94%	3.63%	2.28%		18,220	117%
Class P
2014	10.24	0.44	(0.38)	0.06	-	-	-	10.30	0.73%	0.73%	4.19%	0.61%		355,421	82%
2013 (8)	10.00	0.24	- (9)	0.24	-	-	-	10.24	0.74%	0.74%	3.62%	2.41%		267,871	117%
Floating Rate Loan
Class I
2014	$6.12	$0.22	($0.17)	$0.05	$-	$-	$-	$6.17	1.04%	0.94%	3.59%	0.84%		$143,819	29%
2013	5.85	0.26	0.01	0.27	-	-	-	6.12	1.03%	0.93%	4.24%	4.53%		155,736	120%
2012	5.70	0.28	0.17	0.45	(0.30)	-	(0.30)	5.85	1.01%	0.91%	4.82%	8.10%		85,212	152%
2011	7.50	0.47	(0.29)	0.18	(1.98)	-	(1.98)	5.70	1.02%	0.92%	6.22%	2.50%		79,461	81%
2010	7.32	0.45	0.08	0.53	(0.35)	-	(0.35)	7.50	1.03%	0.97%	6.03%	7.27%		1,047,233	97%
Class P
2014	8.03	0.31	(0.23)	0.08	-	-	-	8.11	0.84%	0.74%	3.79%	1.04%		592,773	29%
2013	7.66	0.36	0.01	0.37	-	-	-	8.03	0.82%	0.72%	4.59%	4.74%		590,265	120%
2012	7.45	0.38	0.22	0.60	(0.39)	-	(0.39)	7.66	0.81%	0.71%	5.02%	8.31%		883,978	152%
2011 (7)	7.67	0.26	(0.24)	0.02	(0.24)	-	(0.24)	7.45	0.79%	0.69%	5.14%	0.32%		972,895	81%
High Yield Bond
Class I
2014	$6.76	$0.39	($0.36)	$0.03	$-	$-	$-	$6.79	0.63%	0.63%	5.65%	0.37%		$349,435	55%
2013	6.31	0.39	0.06	0.45	-	-	-	6.76	0.63%	0.63%	5.94%	7.25%		387,277	107%
2012	5.87	0.40	0.48	0.88	(0.44)	-	(0.44)	6.31	0.64%	0.64%	6.52%	15.30%		399,742	98%
2011	6.41	0.48	(0.26)	0.22	(0.76)	-	(0.76)	5.87	0.64%	0.64%	7.33%	3.42%		340,009	91%
2010	6.06	0.51	0.34 (6)	0.85	(0.50)	-	(0.50)	6.41	0.63%	0.63%	8.06%	14.52	% (6)	1,178,265	120%
Class P
2014	7.32	0.44	(0.39)	0.05	-	-	-	7.37	0.43%	0.43%	5.85%	0.57%		748,747	55%
2013	6.82	0.43	0.07	0.50	-	-	-	7.32	0.43%	0.43%	6.14%	7.46%		847,905	107%
2012	6.34	0.45	0.51	0.96	(0.48)	-	(0.48)	6.82	0.44%	0.44%	6.75%	15.53%		899,379	98%
2011 (7)	6.76	0.31	(0.43)	(0.12)	(0.30)	-	(0.30)	6.34	0.43%	0.43%	7.32%	(1.79%)		1,023,563	91%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2014	$9.68	$0.24		$0.07	$0.31	$-	$-	$-	$9.99	0.70%	0.70%	2.35%	3.11%		$443,251	57%
2013	10.63	0.11		(1.06)	(0.95)	-	-	-	9.68	0.70%	0.70%	1.04%	(8.92%)		504,243	38%
2012	11.85	0.29		0.80	1.09	(0.29)	(2.02)	(2.31)	10.63	0.74%	0.74%	2.62%	9.87%		715,700	50%
2011	11.80	0.32		1.03	1.35	(0.75)	(0.55)	(1.30)	11.85	0.64%	0.64%	2.68%	11.85%		686,265	430%
2010	11.06	0.19		0.78	0.97	(0.23)	-	(0.23)	11.80	0.63%	0.63%	1.63%	8.78%		4,598,931	406%
Class P
2014	10.88	0.29		0.07	0.36	-	-	-	11.24	0.50%	0.50%	2.59%	3.32%		753,448	57%
2013	11.92	0.14		(1.18)	(1.04)	-	-	-	10.88	0.50%	0.50%	1.26%	(8.74%)		829,624	38%
2012	13.09	0.29		0.94	1.23	(0.38)	(2.02)	(2.40)	11.92	0.50%	0.50%	2.31%	10.09%		889,728	50%
2011 (7)	12.36	0.15		0.70	0.85	(0.12)	-	(0.12)	13.09	0.43%	0.43%	1.69%	6.94%		2,086,142	430%
Inflation Strategy
Class I
2014	$9.79	$0.02		$0.21	$0.23	$-	$-	$-	$10.02	0.59%	0.59%	0.18%	2.33%		$20,570	157%
2013	10.82	-	(9)	(1.03)	(1.03)	-	-	-	9.79	0.59%	0.59%	0.03%	(9.47%)		19,196	142%
2012	10.33	0.06		0.51	0.57	(0.04)	(0.04)	(0.08)	10.82	0.58%	0.58%	0.55%	5.51%		24,847	152%
2011 (10)	10.00	0.14		0.66	0.80	(0.29)	(0.18)	(0.47)	10.33	0.58%	0.58%	2.08%	8.08%		19,509	226%
Class P
2014	9.93	0.05		0.20	0.25	-	-	-	10.18	0.39%	0.39%	0.45%	2.53%		719,358	157%
2013	10.95	0.02		(1.04)	(1.02)	-	-	-	9.93	0.39%	0.39%	0.19%	(9.28%)		947,092	142%
2012	10.44	0.07		0.53	0.60	(0.05)	(0.04)	(0.09)	10.95	0.38%	0.38%	0.66%	5.72%		1,094,266	152%
2011 (7), (10)	10.00	(0.01)		0.81	0.80	(0.18)	(0.18)	(0.36)	10.44	0.38%	0.38%	(0.15%)	8.10%		1,427,203	226%
Managed Bond
Class I
2014	$11.29	$0.22		$0.29	$0.51	$-	$-	$-	$11.80	0.63%	0.63%	1.86%	4.43%		$1,058,000	307%
2013	11.55	0.28		(0.54)	(0.26)	-	-	-	11.29	0.63%	0.63%	2.45%	(2.21%)		1,312,512	526%
2012	10.99	0.35		0.81	1.16	(0.59)	(0.01)	(0.60)	11.55	0.64%	0.64%	3.06%	10.72%		1,514,555	662%
2011	11.67	0.36		0.08	0.44	(0.71)	(0.41)	(1.12)	10.99	0.64%	0.64%	3.07%	3.84%		1,420,022	589%
2010	11.08	0.37		0.62 (6)	0.99	(0.40)	-	(0.40)	11.67	0.63%	0.63%	3.20%	8.96	% (6)	6,376,272	619%
Class P
2014	12.33	0.26		0.31	0.57	-	-	-	12.90	0.43%	0.43%	2.06%	4.64%		2,399,713	307%
2013	12.58	0.33		(0.58)	(0.25)	-	-	-	12.33	0.43%	0.43%	2.65%	(2.01%)		3,261,224	526%
2012	11.97	0.41		0.88	1.29	(0.67)	(0.01)	(0.68)	12.58	0.44%	0.44%	3.27%	10.94%		3,628,143	662%
2011 (7)	11.96	0.30		(0.14)	0.16	(0.15)	-	(0.15)	11.97	0.44%	0.44%	3.77%	1.41%		4,667,713	589%
Short Duration Bond
Class I
2014	$9.46	$0.10		($0.04)	$0.06	$-	$-	$-	$9.52	0.63%	0.63%	1.02%	0.67%		$405,023	52%
2013	9.42	0.09		(0.05)	0.04	-	-	-	9.46	0.63%	0.63%	0.97%	0.40%		335,971	66%
2012	9.20	0.11		0.18	0.29	(0.07)	-	(0.07)	9.42	0.64%	0.64%	1.16%	3.19%		277,735	101%
2011	9.45	0.11		(0.03)	0.08	(0.33)	-	(0.33)	9.20	0.66%	0.66%	1.16%	0.87%		240,422	230%
2010	9.27	0.14		0.18 (6)	0.32	(0.14)	-	(0.14)	9.45	0.63%	0.63%	1.52%	3.40	% (6)	1,634,017	171%
Class P
2014	9.73	0.12		(0.03)	0.09	-	-	-	9.82	0.43%	0.43%	1.22%	0.87%		1,797,519	52%
2013	9.68	0.11		(0.06)	0.05	-	-	-	9.73	0.43%	0.43%	1.17%	0.60%		1,913,056	66%
2012	9.45	0.13		0.20	0.33	(0.10)	-	(0.10)	9.68	0.44%	0.44%	1.33%	3.40%		2,177,671	101%
2011 (7)	9.51	0.10		(0.07)	0.03	(0.09)	-	(0.09)	9.45	0.46%	0.46%	1.58%	0.34%		1,533,304	230%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2014	$10.12	$0.53	($0.91)	($0.38)	$-		$-	$-		$9.74	1.03%	1.03%	5.08%	(3.83%)	$17,415	85%
2013	10.82	0.49	(1.19)	(0.70)	-		-	-		10.12	1.04%	1.04%	4.76%	(6.44%)	16,148	112%
2012 (11)	10.00	0.35	0.71	1.06	(0.24)		-	(0.24)		10.82	1.03%	1.03%	4.90%	10.60%	7,809	27%
Class P
2014	10.15	0.55	(0.92)	(0.37)	-		-	-		9.78	0.83%	0.83%	5.28%	(3.63%)	1,200,883	85%
2013	10.83	0.52	(1.20)	(0.68)	-		-	-		10.15	0.84%	0.84%	4.97%	(6.25%)	955,108	112%
2012 (11)	10.00	0.34	0.74	1.08	(0.25)		-	(0.25)		10.83	0.84%	0.84%	4.91%	10.74%	982,590	27%
American Funds Growth (12)
Class I
2014	$12.17	$0.12	$0.88	$1.00	$-		$-	$-		$13.17	0.97%	0.52%	0.97%	8.23%	$305,210	6%
2013	9.39	0.06	2.72	2.78	-		-	-		12.17	0.97%	0.63%	0.58%	29.63%	269,940	9%
2012	8.01	0.04	1.36	1.40	(0.02)		-	(0.02)		9.39	0.97%	0.63%	0.40%	17.45%	209,921	3%
2011	8.42	0.01	(0.40)	(0.39)	(0.02)		-	(0.02)		8.01	0.97%	0.63%	0.09%	(4.66%)	203,021	3%
2010	7.12	0.02	1.28	1.30	(-	) (9)	-	(-	) (9)	8.42	0.97%	0.63%	0.32%	18.26%	996,877	4%
Class P
2014	12.17	0.16	0.86	1.02	-		-	-		13.19	0.77%	0.32%	1.27%	8.44%	90,858	6%
2013	9.37	0.08	2.72	2.80	-		-	-		12.17	0.77%	0.43%	0.74%	29.88%	70,395	9%
2012	8.01	(0.01)	1.43	1.42	(0.06)		-	(0.06)		9.37	0.76%	0.42%	(0.13%)	17.68%	56,461	3%
2011 (7)	9.19	0.04	(1.20)	(1.16)	(0.02)		-	(0.02)		8.01	0.77%	0.42%	0.67%	(12.58%)	508,396	3%
American Funds Growth-Income (12)
Class I
2014	$13.91	$0.16	$1.28	$1.44	$-		$-	$-		$15.35	0.97%	0.52%	1.09%	10.34%	$316,566	12%
2013	10.46	0.12	3.33	3.45	-		-	-		13.91	0.96%	0.62%	1.02%	32.99%	271,347	5%
2012	9.03	0.12	1.43	1.55	(0.12)		-	(0.12)		10.46	0.96%	0.62%	1.22%	17.06%	202,691	2%
2011	9.34	0.03	(0.24)	(0.21)	(0.10)		-	(0.10)		9.03	0.96%	0.63%	0.31%	(2.24%)	189,047	2%
2010	8.41	0.09	0.84	0.93	(-	) (9)	-	(-	) (9)	9.34	0.96%	0.62%	1.02%	11.03%	1,395,152	4%
Class P
2014	13.90	0.11	1.35	1.46	-		-	-		15.36	0.77%	0.32%	0.73%	10.56%	234,078	12%
2013	10.43	0.14	3.33	3.47	-		-	-		13.90	0.76%	0.43%	1.15%	33.26%	559,036	5%
2012	9.05	0.08	1.48	1.56	(0.18)		-	(0.18)		10.43	0.76%	0.42%	0.77%	17.30%	444,207	2%
2011 (7)	10.01	0.16	(1.02)	(0.86)	(0.10)		-	(0.10)		9.05	0.76%	0.41%	2.60%	(8.63%)	958,109	2%
Comstock
Class I
2014	$11.14	$0.18	$0.85	$1.03	$-		$-	$-		$12.17	0.93%	0.91%	1.52%	9.16%	$270,783	30%
2013	8.22	0.12	2.80	2.92	-		-	-		11.14	0.92%	0.91%	1.22%	35.58%	233,172	10%
2012	7.46	0.12	1.21	1.33	(0.16)		(0.41)	(0.57)		8.22	0.92%	0.91%	1.55%	18.54%	138,115	30%
2011	8.61	0.12	(0.30)	(0.18)	(0.90)		(0.07)	(0.97)		7.46	0.93%	0.91%	1.34%	(2.11%)	115,096	27%
2010	7.55	0.10	1.06	1.16	(0.10)		-	(0.10)		8.61	0.92%	0.92%	1.27%	15.42%	2,203,641	19%
Class P
2014	12.62	0.23	0.95	1.18	-		-	-		13.80	0.73%	0.71%	1.79%	9.38%	1,370,737	30%
2013	9.29	0.16	3.17	3.33	-		-	-		12.62	0.72%	0.71%	1.43%	35.85%	1,582,229	10%
2012	8.39	0.16	1.35	1.51	(0.20)		(0.41)	(0.61)		9.29	0.72%	0.71%	1.74%	18.78%	1,880,180	30%
2011 (7)	9.45	0.10	(1.10)	(1.00)	(0.06)		-	(0.06)		8.39	0.73%	0.71%	1.86%	(10.56%)	1,958,067	27%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Dividend Growth
Class I
2014	$13.19	$0.15	$1.45	$1.60	$-	$-	$-	$14.79	0.89%	0.89%	1.11%	12.10%		$313,266	24%
2013	10.14	0.14	2.91	3.05	-	-	-	13.19	0.89%	0.89%	1.16%	30.11%		261,574	18%
2012	9.21	0.15	1.17	1.32	(0.17)	(0.22)	(0.39)	10.14	0.91%	0.91%	1.55%	14.55%		181,496	20%
2011	9.73	0.12	0.20	0.32	(0.34)	(0.50)	(0.84)	9.21	0.91%	0.91%	1.16%	3.27%		156,119	16%
2010	8.86	0.11	0.84	0.95	(0.08)	-	(0.08)	9.73	0.90%	0.90%	1.20%	10.77%		1,080,026	69%
Class P
2014	14.33	0.20	1.57	1.77	-	-	-	16.10	0.69%	0.69%	1.31%	12.33%		727,816	24%
2013	11.00	0.17	3.16	3.33	-	-	-	14.33	0.69%	0.69%	1.35%	30.37%		631,460	18%
2012	10.00	0.18	1.28	1.46	(0.24)	(0.22)	(0.46)	11.00	0.71%	0.71%	1.68%	14.78%		635,366	20%
2011 (7)	10.61	0.11	(0.65)	(0.54)	(0.07)	-	(0.07)	10.00	0.71%	0.71%	1.65%	(5.12%)		847,944	16%
Equity Index
Class I
2014	$40.45	$0.75	$4.66	$5.41	$-	$-	$-	$45.86	0.28%	0.28%	1.76%	13.38%		$1,343,767	2%
2013	30.67	0.66	9.12	9.78	-	-	-	40.45	0.28%	0.28%	1.84%	31.92%		1,127,684	4%
2012	27.11	0.61	3.67	4.28	(0.72)	-	(0.72)	30.67	0.28%	0.28%	2.04%	15.77%		852,780	4%
2011	27.47	0.49	- (9)	0.49	(0.85)	-	(0.85)	27.11	0.29%	0.29%	1.74%	1.82%		765,898	4%
2010	24.38	0.44	3.17	3.61	(0.52)	-	(0.52)	27.47	0.28%	0.28%	1.75%	14.81%		2,642,021	5%
Class P
2014	41.37	0.89	4.73	5.62	-	-	-	46.99	0.07%	0.07%	1.97%	13.60%		746,400	2%
2013	31.30	0.72	9.35	10.07	-	-	-	41.37	0.07%	0.07%	2.02%	32.18%		50,115	4%
2012	27.76	0.67	3.77	4.44	(0.90)	-	(0.90)	31.30	0.08%	0.08%	2.20%	16.00%		1,135,225	4%
2011 (7)	29.93	0.39	(2.32)	(1.93)	(0.24)	-	(0.24)	27.76	0.09%	0.09%	2.17%	(6.43%)		1,592,221	4%
Focused Growth
Class I
2014	$16.66	($0.04)	$1.72	$1.68	$-	$-	$-	$18.34	0.97%	0.97%	(0.26%)	10.08%		$122,045	52%
2013	12.48	(0.04)	4.22	4.18	-	-	-	16.66	0.98%	0.98%	(0.28%)	33.51%		125,799	60%
2012	11.28	(0.01)	2.52	2.51	-	(1.31)	(1.31)	12.48	1.07%	1.07%	(0.05%)	23.21%		113,913	21%
2011	12.49	(0.04)	(1.17)	(1.21)	-	-	-	11.28	1.10%	1.10%	(0.36%)	(9.70%)		101,110	47%
2010	11.32	(0.03)	1.20 (6)	1.17	-	-	-	12.49	0.99%	0.99%	(0.24%)	10.35	% (6)	149,301	36%
Class P
2014	16.76	(0.01)	1.73	1.72	-	-	-	18.48	0.75%	0.75%	(0.03%)	10.31%		16	52%
2013	12.52	(0.01)	4.25	4.24	-	-	-	16.76	0.75%	0.75%	(0.06%)	33.81%		14	60%
2012	11.30	0.02	2.51	2.53	-	(1.31)	(1.31)	12.52	0.88%	0.88%	0.14%	23.45%		11	21%
2011 (7)	13.21	(0.02)	(1.89)	(1.91)	-	-	-	11.30	0.94%	0.94%	(0.22%)	(14.48%)		9	47%
Growth
Class I
2014	$17.95	$0.03	$1.56	$1.59	$-	$-	$-	$19.54	0.77%	0.77%	0.14%	8.88%		$484,052	43%
2013	13.37	0.03	4.55	4.58	-	-	-	17.95	0.78%	0.78%	0.23%	34.21%		499,654	99%
2012	17.78	0.11	2.46	2.57	(0.13)	(6.85)	(6.98)	13.37	0.80%	0.80%	0.75%	18.24%		422,736	44%
2011	19.85	0.12	(1.28)	(1.16)	(0.21)	(0.70)	(0.91)	17.78	0.79%	0.79%	0.58%	(6.06%)		404,884	91%
2010	18.04	0.11	1.90 (6)	2.01	(0.20)	-	(0.20)	19.85	0.78%	0.78%	0.61%	11.24	% (6)	1,624,438	47%
Class P
2014	19.18	0.07	1.67	1.74	-	-	-	20.92	0.58%	0.58%	0.35%	9.09%		624,674	43%
2013	14.26	0.07	4.85	4.92	-	-	-	19.18	0.58%	0.58%	0.39%	34.48%		528,480	99%
2012	18.61	0.11	2.64	2.75	(0.25)	(6.85)	(7.10)	14.26	0.59%	0.59%	0.58%	18.45%		90,112	44%
2011 (7)	21.27	0.09	(2.69)	(2.60)	(0.06)	-	(0.06)	18.61	0.60%	0.60%	0.74%	(12.19%)		628,582	91%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets					Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)		Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Growth
Class I
2014	$7.10	($0.01)		$0.61	$0.60	$-		$-	$-	$7.70	0.93%		0.89%		(0.17%)	8.43%	$178,564	111%
2013	5.17	0.01		1.92	1.93	-		-	-	7.10	0.93%		0.81%		0.21%	37.48%	173,017	222%
2012	5.29	(-	) (9)	0.89	0.89	(-	) (9)	(1.01)	(1.01)	5.17	0.94%		0.91%		(0.07%)	18.23%	142,837	78%
2011	5.92	(0.02)		0.11	0.09	-		(0.72)	(0.72)	5.29	0.94%		0.92%		(0.26%)	1.07%	124,777	76%
2010	5.17	-	(9)	0.75	0.75	-		-	-	5.92	0.93%		0.91%		0.01%	14.53%	1,404,213	98%
Class P
2014	8.28	-	(9)	0.72	0.72	-		-	-	9.00	0.73%		0.69%		0.02%	8.65%	1,137,017	111%
2013	6.01	0.03		2.24	2.27	-		-	-	8.28	0.73%		0.61%		0.40%	37.75%	1,105,979	222%
2012	6.00	0.01		1.01	1.02	(-	) (9)	(1.01)	(1.01)	6.01	0.74%		0.71%		0.13%	18.47%	1,139,880	78%
2011 (7)	6.52	(-	) (9)	(0.52)	(0.52)	-		-	-	6.00	0.74%		0.72%		(0.08%)	(8.01%)	1,052,621	76%
Large-Cap Value
Class I
2014	$15.90	$0.35		$1.48	$1.83	$-		$-	$-	$17.73	0.82%		0.82%		2.10%	11.50%	$402,160	23%
2013	12.02	0.22		3.66	3.88	-		-	-	15.90	0.82%		0.82%		1.58%	32.26%	390,559	8%
2012	10.82	0.22		1.52	1.74	(0.24)		(0.30)	(0.54)	12.02	0.82%		0.82%		1.87%	16.40%	308,064	25%
2011	11.29	0.21		0.32	0.53	(0.95)		(0.05)	(1.00)	10.82	0.82%		0.82%		1.76%	4.72%	295,579	16%
2010	10.50	0.17		0.79	0.96	(0.17)		-	(0.17)	11.29	0.82%		0.82%		1.66%	9.08%	3,102,910	17%
Class P
2014	17.28	0.42		1.60	2.02	-		-	-	19.30	0.62%		0.62%		2.35%	11.72%	1,982,893	23%
2013	13.04	0.27		3.97	4.24	-		-	-	17.28	0.61%		0.61%		1.77%	32.52%	2,109,161	8%
2012	11.74	0.26		1.66	1.92	(0.32)		(0.30)	(0.62)	13.04	0.62%		0.62%		2.07%	16.64%	2,530,007	25%
2011 (7)	12.48	0.17		(0.81)	(0.64)	(0.10)		-	(0.10)	11.74	0.62%		0.62%		2.24%	(5.18%)	2,536,739	16%
Long/Short Large-Cap
Class I
2014	$9.55	$0.05		$1.43	$1.48	$-		$-	$-	$11.03	2.24	% (13)	2.19	% (13)	0.54%	15.52%	$70,759	212	% (13)
2013	7.06	0.03		2.46	2.49	-		-	-	9.55	2.15	% (13)	2.10	% (13)	0.38%	35.13%	44,943	139	% (13)
2012	7.05	0.04		1.10	1.14	(0.06)		(1.07)	(1.13)	7.06	2.25	% (13)	2.23	% (13)	0.62%	18.09%	31,373	138	% (13)
2011	9.24	0.05		(0.24)	(0.19)	(0.99)		(1.01)	(2.00)	7.05	1.80	% (13)	1.72	% (13)	0.50%	(2.60%)	26,085	246	% (13)
2010	8.30	0.08		0.93	1.01	(0.07)		-	(0.07)	9.24	1.70	% (13)	1.58	% (13)	0.89%	12.22%	1,601,862	245	% (13)
Class P
2014	12.69	0.09		1.91	2.00	-		-	-	14.69	2.05	% (13)	2.00	% (13)	0.66%	15.75%	1,449,336	212	% (13)
2013	9.37	0.06		3.26	3.32	-		-	-	12.69	1.95	% (13)	1.90	% (13)	0.58%	35.40%	1,425,897	139	% (13)
2012	9.01	0.08		1.44	1.52	(0.09)		(1.07)	(1.16)	9.37	2.03	% (13)	2.02	% (13)	0.81%	18.32%	1,382,406	138	% (13)
2011 (7)	10.08	0.05		(1.09)	(1.04)	(0.03)		-	(0.03)	9.01	1.95	% (13)	1.95	% (13)	0.90%	(10.34%)	1,402,660	246	% (13)
Main Street Core
Class I
2014	$25.81	$0.26		$2.53	$2.79	$-		$-	$-	$28.60	0.67%		0.67%		0.95%	10.82%	$588,564	52%
2013	19.58	0.22		6.01	6.23	-		-	-	25.81	0.67%		0.67%		0.96%	31.77%	627,303	53%
2012	17.71	0.23		2.70	2.93	(0.20)		(0.86)	(1.06)	19.58	0.69%		0.69%		1.19%	17.02%	537,634	48%
2011	19.40	0.16		(0.07)	0.09	(0.23)		(1.55)	(1.78)	17.71	0.70%		0.70%		0.83%	0.48%	528,925	43%
2010	16.83	0.18		2.54	2.72	(0.15)		-	(0.15)	19.40	0.68%		0.68%		1.02%	16.14%	1,519,660	62%
Class P
2014	28.44	0.34		2.79	3.13	-		-	-	31.57	0.48%		0.48%		1.15%	11.04%	1,002,331	52%
2013	21.54	0.28		6.62	6.90	-		-	-	28.44	0.47%		0.47%		1.16%	32.03%	927,847	53%
2012	19.43	0.29		2.97	3.26	(0.29)		(0.86)	(1.15)	21.54	0.49%		0.49%		1.39%	17.25%	905,292	48%
2011 (7)	20.50	0.14		(1.12)	(0.98)	(0.09)		-	(0.09)	19.43	0.49%		0.49%		1.13%	(4.79%)	852,326	43%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Equity
Class I
2014	$13.55	$0.03	$0.54	$0.57	$-	$-	$-	$14.12	0.87%	0.87%	0.23%	4.23%		$310,609	155%
2013	9.95	0.07	3.53	3.60	-	-	-	13.55	0.87%	0.87%	0.59%	36.21%		343,953	202%
2012	11.87	0.06	0.69	0.75	(0.07)	(2.60)	(2.67)	9.95	0.92%	0.92%	0.55%	7.35%		295,015	103%
2011	14.72	0.05	(0.69)	(0.64)	(0.12)	(2.09)	(2.21)	11.87	0.92%	0.92%	0.33%	(5.40%)		321,413	78%
2010	12.03	0.12	2.70	2.82	(0.13)	-	(0.13)	14.72	0.88%	0.88%	0.96%	23.49%		2,031,480	70%
Class P
2014	16.52	0.07	0.67	0.74	-	-	-	17.26	0.68%	0.68%	0.43%	4.43%		749,099	155%
2013	12.11	0.11	4.30	4.41	-	-	-	16.52	0.67%	0.67%	0.79%	36.48%		859,859	202%
2012	13.91	0.09	0.83	0.92	(0.12)	(2.60)	(2.72)	12.11	0.72%	0.72%	0.68%	7.55%		776,168	103%
2011 (7)	15.91	0.06	(2.02)	(1.96)	(0.04)	-	(0.04)	13.91	0.72%	0.72%	0.69%	(12.35%)		1,395,375	78%
Mid-Cap Growth
Class I
2014	$9.52	$- (9)	$0.81	$0.81	$-	$-	$-	$10.33	0.92%	0.87%	0.02%	8.49%		$264,349	47%
2013	7.15	(0.02)	2.39	2.37	-	-	-	9.52	0.92%	0.91%	(0.19%)	33.09%		245,303	136%
2012	8.71	0.03	0.56	0.59	(0.03)	(2.12)	(2.15)	7.15	0.96%	0.96%	0.43%	7.49%		189,423	28%
2011	10.03	(0.02)	(0.68)	(0.70)	-	(0.62)	(0.62)	8.71	0.95%	0.95%	(0.23%)	(7.81%)		205,205	33%
2010	7.53	0.02	2.50 (6)	2.52	(0.02)	-	(0.02)	10.03	0.96%	0.96%	0.24%	33.32	% (6)	1,308,987	41%
Class P
2014	10.33	0.02	0.88	0.90	-	-	-	11.23	0.73%	0.68%	0.22%	8.71%		608,508	47%
2013	7.75	- (9)	2.58	2.58	-	-	-	10.33	0.73%	0.72%	0.01%	33.35%		602,439	136%
2012	9.26	0.05	0.60	0.65	(0.04)	(2.12)	(2.16)	7.75	0.76%	0.76%	0.56%	7.71%		526,318	28%
2011 (7)	11.45	(0.02)	(2.17)	(2.19)	-	-	-	9.26	0.76%	0.76%	(0.24%)	(19.18%)		787,031	33%
Mid-Cap Value
Class I
2014	$13.08	$0.11	$0.74	$0.85	$-	$-	$-	$13.93	0.91%	0.91%	0.77%	6.49%		$93,649	68%
2013	9.77	0.08	3.23	3.31	-	-	-	13.08	0.91%	0.91%	0.72%	33.89%		102,297	62%
2012	9.52	0.09	1.18	1.27	(0.10)	(0.92)	(1.02)	9.77	0.91%	0.91%	0.91%	14.49%		46,795	154%
2011	14.32	0.12	(0.67)	(0.55)	(1.51)	(2.74)	(4.25)	9.52	0.92%	0.92%	0.85%	(5.69%)		38,444	136%
2010	11.93	0.15	2.38	2.53	(0.14)	-	(0.14)	14.32	0.92%	0.92%	1.20%	21.20%		1,177,255	118%
Class P
2014	19.15	0.20	1.08	1.28	-	-	-	20.43	0.71%	0.71%	0.99%	6.71%		1,243,409	68%
2013	14.27	0.15	4.73	4.88	-	-	-	19.15	0.71%	0.71%	0.87%	34.16%		1,278,675	62%
2012	13.47	0.15	1.72	1.87	(0.15)	(0.92)	(1.07)	14.27	0.71%	0.71%	1.11%	14.72%		1,324,858	154%
2011 (7)	15.73	0.12	(2.31)	(2.19)	(0.07)	-	(0.07)	13.47	0.73%	0.73%	1.35%	(13.96%)		972,245	136%
Small-Cap Equity
Class I
2014	$15.80	$0.13	$0.14	$0.27	$-	$-	$-	$16.07	0.99%	0.89%	0.85%	1.71%		$62,927	20%
2013	11.66	0.13	4.01	4.14	-	-	-	15.80	0.98%	0.88%	0.95%	35.45%		64,302	17%
2012	10.82	0.18	1.45	1.63	(0.20)	(0.59)	(0.79)	11.66	0.99%	0.96%	1.61%	15.93%		41,681	61%
2011	14.26	0.08	(0.49)	(0.41)	(0.80)	(2.23)	(3.03)	10.82	1.01%	1.01%	0.58%	(3.38%)		37,873	20%
2010	11.95	0.10	2.30 (6)	2.40	(0.09)	-	(0.09)	14.26	0.99%	0.99%	0.81%	20.11	% (6)	1,089,369	134%
Class P
2014	20.39	0.20	0.20	0.40	-	-	-	20.79	0.79%	0.69%	1.00%	1.91%		532,030	20%
2013	15.03	0.20	5.16	5.36	-	-	-	20.39	0.78%	0.68%	1.13%	35.72%		973,694	17%
2012	13.75	0.26	1.87	2.13	(0.26)	(0.59)	(0.85)	15.03	0.80%	0.76%	1.82%	16.16%		960,414	61%
2011 (7)	15.52	0.11	(1.82)	(1.71)	(0.06)	-	(0.06)	13.75	0.80%	0.80%	1.26%	(10.99%)		963,251	20%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Growth
Class I
2014	$12.99	($0.06)	$0.11	$0.05	$-	$-	$-	$13.04	0.83%	0.83%	(0.48%)	0.37%		$140,039	243%
2013	9.71	(0.04)	3.32	3.28	-	-	-	12.99	0.82%	0.82%	(0.34%)	33.87%		159,298	80%
2012	10.10	0.01	1.16	1.17	(0.01)	(1.55)	(1.56)	9.71	0.88%	0.88%	0.11%	12.87%		106,933	78%
2011	11.86	(0.08)	(0.19)	(0.27)	-	(1.49)	(1.49)	10.10	0.87%	0.87%	(0.66%)	(3.10%)		107,786	57%
2010	9.41	(0.06)	2.51	2.45	-	-	-	11.86	0.84%	0.84%	(0.55%)	26.01%		658,723	56%
Class P
2014	15.17	(0.04)	0.12	0.08	-	-	-	15.25	0.63%	0.63%	(0.31%)	0.57%		517,917	243%
2013	11.31	(0.02)	3.88	3.86	-	-	-	15.17	0.63%	0.63%	(0.15%)	34.13%		416,847	80%
2012	11.51	0.03	1.35	1.38	(0.03)	(1.55)	(1.58)	11.31	0.67%	0.67%	0.30%	13.09%		390,549	78%
2011 (7)	13.58	(0.03)	(2.04)	(2.07)	-	-	-	11.51	0.69%	0.69%	(0.35%)	(15.22%)		443,336	57%
Small-Cap Index
Class I
2014	$17.17	$0.15	$0.60	$0.75	$-	$-	$-	$17.92	0.53%	0.53%	0.87%	4.39%		$447,156	14%
2013	12.42	0.14	4.61	4.75	-	-	-	17.17	0.53%	0.53%	0.94%	38.28%		503,573	13%
2012	10.99	0.19	1.56	1.75	(0.13)	(0.19)	(0.32)	12.42	0.57%	0.57%	1.58%	16.13%		377,576	23%
2011	11.58	0.08	(0.60)	(0.52)	(0.07)	-	(0.07)	10.99	0.59%	0.59%	0.72%	(4.51%)		357,107	16%
2010	9.23	0.09	2.35 (6)	2.44	(0.09)	-	(0.09)	11.58	0.56%	0.56%	0.91%	26.42	% (6)	507,364	14%
Class P
2014	17.22	0.18	0.61	0.79	-	-	-	18.01	0.34%	0.34%	1.05%	4.59%		181,020	14%
2013	12.43	0.16	4.63	4.79	-	-	-	17.22	0.33%	0.33%	1.11%	38.55%		300,438	13%
2012	11.03	0.26	1.51	1.77	(0.18)	(0.19)	(0.37)	12.43	0.38%	0.38%	2.20%	16.37%		368,509	23%
2011 (7)	12.83	0.09	(1.84)	(1.75)	(0.05)	-	(0.05)	11.03	0.42%	0.42%	1.20%	(13.67%)		54,421	16%
Small-Cap Value
Class I
2014	$15.05	$0.22	$0.63	$0.85	$-	$-	$-	$15.90	0.98%	0.98%	1.44%	5.64%		$207,213	74%
2013	11.36	0.19	3.50	3.69	-	-	-	15.05	0.98%	0.98%	1.43%	32.49%		213,121	27%
2012	11.80	0.22	0.93	1.15	(0.23)	(1.36)	(1.59)	11.36	1.02%	1.02%	1.94%	11.09%		159,284	29%
2011	13.70	0.18	0.16	0.34	(0.31)	(1.93)	(2.24)	11.80	1.02%	1.02%	1.35%	2.31%		165,620	19%
2010	11.15	0.23	2.59	2.82	(0.27)	-	(0.27)	13.70	0.99%	0.99%	1.94%	25.34%		612,770	21%
Class P
2014	18.14	0.30	0.76	1.06	-	-	-	19.20	0.78%	0.78%	1.60%	5.85%		527,400	74%
2013	13.66	0.26	4.22	4.48	-	-	-	18.14	0.78%	0.78%	1.64%	32.75%		326,430	27%
2012	13.93	0.30	1.10	1.40	(0.31)	(1.36)	(1.67)	13.66	0.82%	0.82%	2.16%	11.31%		332,371	29%
2011 (7)	15.23	0.18	(1.37)	(1.19)	(0.11)	-	(0.11)	13.93	0.83%	0.83%	1.98%	(7.83%)		328,994	19%
Value Advantage
Class I
2014	$11.68	$0.19	$1.46	$1.65	$-	$-	$-	$13.33	0.89%	0.89%	1.48%	14.14%		$23,660	28%
2013 (8)	10.00	0.10	1.58	1.68	-	-	-	11.68	0.88%	0.88%	1.33%	16.80%		3,717	29%
Class P
2014	11.70	0.24	1.44	1.68	-	-	-	13.38	0.68%	0.68%	1.96%	14.37%		861,261	28%
2013 (8)	10.00	0.11	1.59	1.70	-	-	-	11.70	0.69%	0.69%	1.55%	16.96%		838,944	29%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Health Sciences
Class I
2014	$22.46	($0.06)	$5.57	$5.51	$-	$-	$-	$27.97	1.13%	1.13%	(0.25%)	24.53%		$342,433	93%
2013	14.35	(0.10)	8.21	8.11	-	-	-	22.46	1.13%	1.13%	(0.51%)	56.49%		267,985	57%
2012	12.06	(0.06)	3.10	3.04	-	(0.75)	(0.75)	14.35	1.15%	1.15%	(0.45%)	25.68%		156,854	61%
2011	11.57	(0.13)	1.53	1.40	-	(0.91)	(0.91)	12.06	1.17%	1.17%	(1.07%)	11.94%		123,676	60%
2010	9.38	(0.06)	2.25 (6)	2.19	-	-	-	11.57	1.15%	1.15%	(0.61%)	23.34	% (6)	105,993	62%
Class P
2014	24.35	(0.01)	6.05	6.04	-	-	-	30.39	0.91%	0.91%	(0.04%)	24.80%		24	93%
2013	15.53	(0.06)	8.88	8.82	-	-	-	24.35	0.91%	0.91%	(0.30%)	56.82%		19	57%
2012	12.97	(0.04)	3.35	3.31	-	(0.75)	(0.75)	15.53	0.95%	0.95%	(0.24%)	25.93%		12	61%
2011 (7)	13.61	(0.07)	(0.57)	(0.64)	-	-	-	12.97	0.98%	0.98%	(0.88%)	(4.70%)		10	60%
Real Estate
Class I
2014	$16.60	$0.32	$4.76	$5.08	$-	$-	$-	$21.68	1.05%	1.05%	1.68%	30.59%		$374,485	29%
2013	16.32	0.29	(0.01)	0.28	-	-	-	16.60	1.05%	1.05%	1.72%	1.71%		281,028	18%
2012	14.90	0.20	2.17	2.37	(0.19)	(0.76)	(0.95)	16.32	1.08%	1.08%	1.27%	16.21%		282,777	31%
2011	14.56	0.09	0.81	0.90	-	(0.56)	(0.56)	14.90	1.11%	1.11%	0.57%	6.12%		254,310	21%
2010	11.30	0.10	3.35	3.45	(0.19)	-	(0.19)	14.56	1.07%	1.07%	0.78%	30.54%		624,299	19%
Class P
2014	17.15	0.29	5.00	5.29	-	-	-	22.44	0.85%	0.85%	1.50%	30.85%		498,308	29%
2013	16.83	0.34	(0.02)	0.32	-	-	-	17.15	0.85%	0.85%	1.90%	1.92%		797,151	18%
2012	15.33	0.32	2.16	2.48	(0.22)	(0.76)	(0.98)	16.83	0.88%	0.88%	1.90%	16.44%		832,686	31%
2011 (7)	16.29	0.02	(0.83)	(0.81)	(0.15)	-	(0.15)	15.33	0.92%	0.92%	0.20%	(4.98%)		339,404	21%
Technology
Class I
2014	$5.15	($0.03)	$0.53	$0.50	$-	$-	$-	$5.65	1.14%	1.14%	(0.52%)	9.85%		$93,793	135%
2013	4.20	(0.02)	0.97	0.95	-	-	-	5.15	1.14%	1.14%	(0.39%)	22.50%		82,990	68%
2012	4.30	(0.02)	0.32	0.30	-	(0.40)	(0.40)	4.20	1.16%	1.16%	(0.49%)	7.14%		68,148	78%
2011	5.53	(0.02)	(0.20)	(0.22)	-	(1.01)	(1.01)	4.30	1.17%	1.17%	(0.48%)	(4.90%)		72,398	83%
2010	4.55	(0.04)	1.02 (6)	0.98	-	-	-	5.53	1.19%	1.19%	(0.76%)	21.50	% (6)	90,260	216%
Class P
2014	6.45	(0.02)	0.67	0.65	-	-	-	7.10	0.93%	0.93%	(0.31%)	10.09%		13	135%
2013	5.25	(0.01)	1.21	1.20	-	-	-	6.45	0.92%	0.92%	(0.17%)	22.77%		12	68%
2012	5.27	(0.02)	0.40	0.38	-	(0.40)	(0.40)	5.25	0.95%	0.95%	(0.27%)	7.36%		10	78%
2011 (7)	5.86	(0.01)	(0.58)	(0.59)	-	-	-	5.27	0.98%	0.98%	(0.27%)	(10.16%)		9	83%
Emerging Markets
Class I
2014	$15.91	$0.11	($0.94)	($0.83)	$-	$-	$-	$15.08	1.06%	1.06%	0.72%	(5.22%)		$396,452	40%
2013	14.63	0.09	1.19	1.28	-	-	-	15.91	1.06%	1.06%	0.63%	8.75%		455,310	45%
2012	13.68	0.11	2.57	2.68	(0.11)	(1.62)	(1.73)	14.63	1.06%	1.06%	0.74%	21.52%		448,318	31%
2011	17.08	0.13	(3.20)	(3.07)	(0.33)	-	(0.33)	13.68	1.06%	1.06%	0.82%	(17.97%)		384,254	36%
2010	13.60	0.11	3.54	3.65	(0.17)	-	(0.17)	17.08	1.05%	1.05%	0.77%	27.02%		1,853,299	33%
Class P
2014	16.31	0.15	(0.97)	(0.82)	-	-	-	15.49	0.86%	0.86%	0.93%	(5.03%)		1,320,811	40%
2013	14.97	0.13	1.21	1.34	-	-	-	16.31	0.86%	0.86%	0.82%	8.96%		1,344,341	45%
2012	13.95	0.14	2.63	2.77	(0.13)	(1.62)	(1.75)	14.97	0.86%	0.86%	0.95%	21.77%		1,107,566	31%
2011 (7)	17.53	0.10	(3.63)	(3.53)	(0.05)	-	(0.05)	13.95	0.86%	0.86%	1.00%	(19.94%)		1,013,440	36%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2014	$7.97	$0.13	($0.53)	($0.40)	$-	$-	$-	$7.57	1.00%	1.00%	1.61%	(5.02%)		$481,317	16%
2013	6.73	0.09	1.15	1.24	-	-	-	7.97	1.00%	1.00%	1.26%	18.42%		518,064	18%
2012	5.57	0.10	1.16	1.26	(0.10)	-	(0.10)	6.73	1.00%	1.00%	1.62%	22.53%		430,048	23%
2011	6.63	0.14	(0.81)	(0.67)	(0.39)	-	(0.39)	5.57	1.00%	1.00%	2.09%	(10.12%)		361,500	27%
2010	6.07	0.08	0.55	0.63	(0.07)	-	(0.07)	6.63	1.00%	1.00%	1.31%	10.38%		2,479,381	25%
Class P
2014	8.48	0.14	(0.55)	(0.41)	-	-	-	8.07	0.80%	0.80%	1.68%	(4.83%)		1,959,210	16%
2013	7.15	0.12	1.21	1.33	-	-	-	8.48	0.80%	0.80%	1.54%	18.66%		1,166,770	18%
2012	5.94	0.13	1.22	1.35	(0.14)	-	(0.14)	7.15	0.80%	0.80%	1.96%	22.78%		1,572,347	23%
2011 (7)	7.35	0.05	(1.43)	(1.38)	(0.03)	-	(0.03)	5.94	0.80%	0.80%	1.16%	(18.75%)		1,833,278	27%
International Small-Cap
Class I
2014	$8.12	$0.13	($0.32)	($0.19)	$-	$-	$-	$7.93	1.08%	1.06%	1.60%	(2.42%)		$57,344	50%
2013	6.34	0.11	1.67	1.78	-	-	-	8.12	1.08%	1.06%	1.56%	28.09%		57,641	54%
2012	5.45	0.13	0.93	1.06	(0.17)	-	(0.17)	6.34	1.09%	1.07%	2.19%	19.44%		44,592	57%
2011	8.44	0.20	(1.24)	(1.04)	(1.95)	-	(1.95)	5.45	1.09%	1.08%	2.27%	(12.27%)		36,681	62%
2010	6.94	0.09	1.60	1.69	(0.19)	-	(0.19)	8.44	1.10%	1.10%	1.25%	24.86%		994,606	91%
Class P
2014	11.09	0.20	(0.45)	(0.25)	-	-	-	10.84	0.88%	0.86%	1.80%	(2.22%)		1,157,354	50%
2013	8.64	0.17	2.28	2.45	-	-	-	11.09	0.88%	0.86%	1.77%	28.34%		1,371,136	54%
2012	7.38	0.19	1.26	1.45	(0.19)	-	(0.19)	8.64	0.89%	0.87%	2.39%	19.68%		1,171,915	57%
2011 (7)	9.33	0.09	(1.99)	(1.90)	(0.05)	-	(0.05)	7.38	0.89%	0.87%	1.64%	(20.34%)		1,051,861	62%
International Value
Class I
2014	$11.81	$0.44	($1.69)	($1.25)	$-	$-	$-	$10.56	0.89%	0.89%	3.82%	(10.54%)		$302,892	82%
2013	9.70	0.22	1.89	2.11	-	-	-	11.81	0.88%	0.88%	2.06%	21.68%		354,712	51%
2012	8.52	0.27	1.23	1.50	(0.32)	-	(0.32)	9.70	0.89%	0.89%	3.01%	17.82%		316,519	68%
2011	10.92	0.39	(1.80)	(1.41)	(0.99)	-	(0.99)	8.52	0.90%	0.90%	3.49%	(12.90%)		283,784	66%
2010	10.95	0.20	0.06 (6)	0.26	(0.29)	-	(0.29)	10.92	0.89%	0.89%	1.89%	2.59	% (6)	1,663,482	136%
Class P
2014	13.10	0.48	(1.84)	(1.36)	-	-	-	11.74	0.69%	0.69%	3.83%	(10.37%)		1,070,076	82%
2013	10.74	0.27	2.09	2.36	-	-	-	13.10	0.68%	0.68%	2.30%	21.92%		918,931	51%
2012	9.46	0.32	1.36	1.68	(0.40)	-	(0.40)	10.74	0.69%	0.69%	3.18%	18.05%		1,222,391	68%
2011 (7)	12.05	0.11	(2.64)	(2.53)	(0.06)	-	(0.06)	9.46	0.69%	0.69%	1.68%	(20.99%)		1,126,771	66%
Currency Strategies
Class I
2014	$10.26	($0.08)	$0.43	$0.35	$-	$-	$-	$10.61	0.89%	0.89%	(0.75%)	3.53%		$4,526	57%
2013	9.89	(0.07)	0.44	0.37	-	-	-	10.26	0.88%	0.88%	(0.70%)	3.72%		2,614	73%
2012 (14)	10.00	(0.02)	(0.09)	(0.11)	-	-	-	9.89	0.88%	0.88%	(0.70%)	(1.14%)		224	0%
Class P
2014	10.28	(0.06)	0.44	0.38	-	-	-	10.66	0.69%	0.69%	(0.56%)	3.74%		1,729,685	57%
2013	9.89	(0.05)	0.44	0.39	-	-	-	10.28	0.68%	0.68%	(0.50%)	3.93%		1,428,683	73%
2012 (14)	10.00	(0.01)	(0.10)	(0.11)	-	-	-	9.89	0.68%	0.68%	(0.50%)	(1.09%)		1,458,137	0%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)		Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Global Absolute Return
Class I
2014	$9.87	$0.48		$0.11	$0.59	$-	$-	$-	$10.46	1.15%	1.15%	4.70%		6.03%	$10,686	127%
2013	9.98	0.35		(0.46)	(0.11)	-	-	-	9.87	1.09%	1.09%	3.53%		(1.15%)	7,240	93%
2012 (14)	10.00	0.06		(0.08)	(0.02)	-	-	-	9.98	1.07%	1.07%	2.44%		(0.20%)	923	45%
Class P
2014	9.89	0.49		0.13	0.62	-	-	-	10.51	0.95%	0.95%	4.82%		6.24%	1,534,502	127%
2013	9.99	0.36		(0.46)	(0.10)	-	-	-	9.89	0.88%	0.88%	3.59%		(0.95%)	1,936,490	93%
2012 (14)	10.00	0.05		(0.06)	(0.01)	-	-	-	9.99	0.86%	0.86%	2.10%		(0.15%)	2,029,821	45%
Precious Metals
Class I
2014	$4.40	($0.01)		($0.34)	($0.35)	$-	$-	$-	$4.05	0.94%	0.94%	(0.17%)		(7.99%)	$13,016	20%
2013	8.60	0.02		(4.22)	(4.20)	-	-	-	4.40	0.94%	0.94%	0.35%		(48.83%)	7,565	14%
2012 (14)	10.00	(-	) (9)	(1.40)	(1.40)	-	-	-	8.60	0.92%	0.92%	(0.00	%) (9)	(14.01%)	2,303	3%
Class P
2014	4.41	-	(9)	(0.34)	(0.34)	-	-	-	4.07	0.74%	0.74%	0.02%		(7.80%)	319,164	20%
2013	8.60	0.03		(4.22)	(4.19)	-	-	-	4.41	0.74%	0.74%	0.51%		(48.74%)	477,828	14%
2012 (14)	10.00	(-	) (9)	(1.40)	(1.40)	-	-	-	8.60	0.72%	0.72%	(0.02%)		(13.96%)	820,519	3%
American Funds Asset Allocation (12)
Class I
2014	$19.05	$0.27		$0.71	$0.98	$-	$-	$-	$20.03	0.95%	0.50%	1.38%		5.14%	$2,085,626	2%
2013	15.45	0.27		3.33	3.60	-	-	-	19.05	0.96%	0.62%	1.56%		23.28%	1,555,307	0	% (15)
2012	13.79	0.32		1.82	2.14	(0.26)	(0.22)	(0.48)	15.45	0.97%	0.63%	2.12%		15.72%	571,092	5%
2011	14.30	0.24		(0.10)	0.14	(0.45)	(0.20)	(0.65)	13.79	0.97%	0.63%	1.67%		0.93%	278,159	8%
2010	12.76	0.24		1.30	1.54	-	-	-	14.30	0.98%	0.64%	1.87%		12.04%	228,288	9%
Pacific Dynamix-Conservative Growth
Class I
2014	$12.76	($0.05)		$0.76	$0.71	$-	$-	$-	$13.47	0.42%	0.38%	(0.38%)		5.50%	$441,650	11%
2013	11.67	(0.05)		1.14	1.09	-	-	-	12.76	0.42%	0.38%	(0.38%)		9.39%	342,779	9%
2012	11.26	0.22		0.81	1.03	(0.16)	(0.46)	(0.62)	11.67	0.43%	0.39%	1.88%		9.42%	248,916	6%
2011	11.91	0.34		-	0.34	(0.31)	(0.68)	(0.99)	11.26	0.44%	0.39%	2.82%		2.92%	134,491	47%
2010	11.19	0.38		0.77	1.15	(0.20)	(0.23)	(0.43)	11.91	0.50%	0.41%	3.21%		10.28%	129,774	22%
Pacific Dynamix-Moderate Growth
Class I
2014	$15.32	($0.06)		$0.90	$0.84	$-	$-	$-	$16.16	0.42%	0.37%	(0.37%)		5.53%	$1,580,279	6%
2013	13.32	(0.05)		2.05	2.00	-	-	-	15.32	0.42%	0.37%	(0.37%)		14.95%	1,151,519	3%
2012	12.32	0.27		1.15	1.42	(0.19)	(0.23)	(0.42)	13.32	0.42%	0.37%	2.08%		11.74%	644,608	2%
2011	12.79	0.38		(0.31)	0.07	(0.29)	(0.25)	(0.54)	12.32	0.43%	0.37%	2.97%		0.48%	289,387	9%
2010	11.77	0.27		1.13	1.40	(0.20)	(0.18)	(0.38)	12.79	0.48%	0.39%	2.19%		11.92%	158,070	10%
Pacific Dynamix-Growth
Class I
2014	$16.41	($0.06)		$0.95	$0.89	$-	$-	$-	$17.30	0.42%	0.37%	(0.37%)		5.43%	$524,769	8%
2013	13.57	(0.05)		2.89	2.84	-	-	-	16.41	0.42%	0.36%	(0.36%)		20.98%	418,668	6%
2012	12.52	0.20		1.49	1.69	(0.18)	(0.46)	(0.64)	13.57	0.42%	0.36%	1.48%		13.76%	264,131	10%
2011	13.23	0.28		(0.51)	(0.23)	(0.22)	(0.26)	(0.48)	12.52	0.43%	0.36%	2.13%		(1.85%)	188,875	6%
2010	12.10	0.20		1.47	1.67	(0.16)	(0.38)	(0.54)	13.23	0.50%	0.38%	1.58%		13.82%	108,426	22%
Portfolio Optimization Conservative
Class I
2014	$10.91	($0.04)		$0.41	$0.37	$-	$-	$-	$11.28	0.31%	0.31%	(0.31%)		3.39%	$2,422,841	13%
2013	10.59	(0.03)		0.35	0.32	-	-	-	10.91	0.31%	0.28%	(0.28%)		3.04%	2,838,674	8%
2012	9.86	0.28		0.72	1.00	(0.26)	(0.01)	(0.27)	10.59	0.31%	0.21%	2.69%		10.11%	3,773,295	42%
2011 (10)	10.00	0.11		(0.16)	(0.05)	(0.09)	-	(0.09)	9.86	0.31%	0.21%	1.73%		(0.52%)	3,552,104	11%

See Notes to Financial Statements	See explanation of references on C-36 and C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate-Conservative
Class I
2014	$11.34	($0.04)	$0.49	$0.45	$-	$-		$-	$11.79	0.31%	0.31%	(0.31%)	4.03%	$4,196,686	17%
2013	10.48	(0.03)	0.89	0.86	-	-		-	11.34	0.31%	0.28%	(0.28%)	8.16%	4,505,967	12%
2012	9.60	0.25	0.87	1.12	(0.24)	(-	) (9)	(0.24)	10.48	0.31%	0.21%	2.47%	11.65%	4,701,506	38%
2011 (10)	10.00	0.09	(0.42)	(0.33)	(0.07)	-		(0.07)	9.60	0.31%	0.21%	1.46%	(3.25%)	4,038,449	8%
Portfolio Optimization Moderate
Class I
2014	$11.65	($0.04)	$0.58	$0.54	$-	$-		$-	$12.19	0.31%	0.31%	(0.31%)	4.62%	$14,825,332	16%
2013	10.33	(0.03)	1.35	1.32	-	-		-	11.65	0.31%	0.28%	(0.28%)	12.74%	15,883,448	12%
2012	9.34	0.21	0.99	1.20	(0.21)	-		(0.21)	10.33	0.31%	0.21%	2.10%	12.94%	15,072,411	36%
2011 (10)	10.00	0.08	(0.68)	(0.60)	(0.06)	-		(0.06)	9.34	0.31%	0.21%	1.30%	(6.00%)	14,512,733	9%
Portfolio Optimization Growth
Class I
2014	$11.97	($0.04)	$0.65	$0.61	$-	$-		$-	$12.58	0.31%	0.31%	(0.31%)	5.08%	$12,300,634	17%
2013	10.19	(0.03)	1.81	1.78	-	-		-	11.97	0.31%	0.28%	(0.28%)	17.46%	13,367,354	14%
2012	9.09	0.17	1.11	1.28	(0.18)	-		(0.18)	10.19	0.31%	0.21%	1.76%	14.02%	12,605,307	34%
2011 (10)	10.00	0.06	(0.92)	(0.86)	(0.05)	-		(0.05)	9.09	0.31%	0.21%	1.01%	(8.60%)	12,541,915	8%
Portfolio Optimization Aggressive-Growth
Class I
2014	$12.11	($0.04)	$0.68	$0.64	$-	$-		$-	$12.75	0.31%	0.31%	(0.31%)	5.29%	$2,639,423	19%
2013	10.02	(0.03)	2.12	2.09	-	-		-	12.11	0.31%	0.28%	(0.28%)	20.86%	2,876,530	16%
2012	8.82	0.14	1.20	1.34	(0.14)	-		(0.14)	10.02	0.31%	0.21%	1.43%	15.17%	2,634,612	33%
2011 (10)	10.00	0.05	(1.19)	(1.14)	(0.04)	-		(0.04)	8.82	0.31%	0.21%	0.85%	(11.38%)	2,662,738	12%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the portfolios under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Pacific Dynamix and Portfolio Optimization Portfolios do not include expenses of their respective underlying portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix and Portfolio Optimization Portfolios invest.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Fund that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008. The Fund had terminated the securities lending program on April 8, 2011 for all applicable portfolios except for the Long/Short Large-Cap Portfolio (See Note 8 in Notes to Financial Statements). The payments did not have an impact greater than or equal to $0.01 per share on any of the following portfolios:

Portfolio	Payment by Affiliate Impact to Portfolio Per Share	Payment by Affiliate Impact to Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused Growth	$0.00	0.01%
Growth	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

(7)	Operations of Class P commenced on May 2, 2011.
(8)	The Floating Rate Income and Value Advantage Portfolios commenced operations on April 30, 2013.
(9)	Reflects an amount rounding to less than $0.01 per share or 0.01%.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

(10)	The Inflation Strategy, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios commenced operations on May 2, 2011.
(11)	The Emerging Market Debt Portfolio commenced operations on May 1, 2012.
(12)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the Master Funds for each year ended are as follows:

	Growth	Growth-Income	Asset Allocation
December 30, 2014	29%	25%	88%
December 31, 2013	19%	19%	74%
December 31, 2012	21%	25%	61%
December 31, 2011	19%	22%	43%
December 31, 2010	28%	22%	46%

(13)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for each year or period ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2014	1.48%	1.43%	1.29%	1.24%
December 31, 2013	1.45%	1.40%	1.25%	1.20%
December 31, 2012	1.37%	1.35%	1.16%	1.15%
December 31, 2011	1.36%	1.28%	1.16%	1.16%
December 31, 2010	1.36%	1.24%

The portfolio turnover rates, excluding securities sold short, for the same periods above were 118%, 77%, 78%, 149%, and 154%, respectively.

(14)	The Currency Strategies, Global Absolute Return and Precious Metals Portfolios commenced operation on September 28, 2012.
(15)	The portfolio turnover rate for American Funds Asset Allocation Portfolio reflects an amount rounding to less than 1% for the year ended December 31, 2013.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2014, the Trust was comprised of fifty-six separate portfolios, forty-seven of which are presented in these financial statements: the Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy (formerly Inflation Protected), Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Real Estate, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios (collectively the “Portfolio Optimization Underlying Portfolios”); and the Focused Growth (formerly Focused 30), Health Sciences, Technology, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

The Trust offers two separate share classes, Class I and Class P. Each portfolio presented in these financial statements, except for the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”), the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (collectively, the “Portfolio Optimization Portfolios”), and the American Funds Asset Allocation Portfolio offers both Class I and Class P shares. The American Funds Asset Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios offer Class I shares only.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2014, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 1.74%, 2.16% and 11.85% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”) (see Note 7C). Presently, only the Pacific Dynamix Portfolios and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Portfolios, see the Where to Go for More Information section of this report on page F-24.

The Portfolio Optimization Portfolios invest their assets in Class P shares of the Portfolio Optimization Underlying Portfolios (see Note 7C). Presently, only the Portfolio Optimization Portfolios and the Adviser and certain of its affiliates can invest in Class P shares of the Portfolio Optimization Underlying Portfolios.

On April 30, 2014, the Cash Management Portfolio was liquidated pursuant to a plan of substitution (the “Substitution Plan”) approved by the Trust’s Board of Trustees and the shareholders of record of the Cash Management Portfolio. In connection with the Substitution Plan, any shares that remained in the Cash Management Portfolio after the close of business on April 30, 2014, were substituted with Service Class shares of the Fidelity® Variable Insurance Product Money Market Portfolio, which is not affiliated with the Trust. Because the Cash Management Portfolio was liquidated prior to December 31, 2014, no financial information for that portfolio is presented in this report.

On October 8, 2014, the Tactical Strategy and Tactical International Portfolios were liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees. Because both portfolios were liquidated prior to December 31, 2014, no financial information for these portfolios are presented in this report except for Investments in Affiliated Portfolios disclosures (see Note 7C).

Shares of the portfolios within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Trust to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

could differ from those estimates. Each portfolio qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

During the reporting period, each portfolio of the Trust was either qualified as a regulated investment company (each, a “RIC Portfolio” and collectively, the “RIC Portfolios”) under Subchapter M of the Internal Revenue Code or treated as a partnership (each, a “Partnership Portfolio” and collectively, the “Partnership Portfolios”) for Federal income tax purposes only. Effective January 1, 2013, each of the RIC Portfolios utilized the consent dividend provision of section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were made by any portfolios since January 1, 2013 under the current dividend and distributions policy (see Note 12). Effective January 1, 2015, each of the remaining RIC Portfolios have elected to change their tax status from a regulated investment company to a partnership for Federal income tax purposes. As a result, there will be no dividends and capital gains distributions made by any portfolios in future years.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular portfolio are charged to that portfolio (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each portfolio. Generally, other Trust expenses are allocated proportionately among all the portfolios in relation to the net assets of each portfolio.

E. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new portfolio on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. This ASU is effective for interim and annual reporting periods beginning on or after December 15, 2014. Management is currently evaluating the impact that the implementation of this ASU will have on the Trust’s financial statement disclosures.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the portfolios’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each portfolio’s investments.

B. NET ASSET VALUE

Each portfolio of the Trust presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets, subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the portfolios do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those portfolios.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the official closing price or last reported sale price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no official closing price or last reported sales price are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the applicable Pacific Dynamix Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the applicable Portfolio Optimization Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios

The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Trust based upon the NAVs of the Master Funds at the time of computation. The NAVs of the Master Funds are determined by the management of the Master Funds and not the Trust. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investments in other Investment Companies

Portfolio investments in other investment companies are valued at their respect NAVs.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each portfolio’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each portfolio’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2014 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

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The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a portfolio are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Option Contracts

Exchange listed option contracts that are actively traded on securities exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short- term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each portfolio as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each portfolio represents an indirect investment in the assets owned by that portfolio. As with any mutual fund, the value of the assets owned by each portfolio may move up or down, and as a result, an investment in a portfolio at any point in time may be worth more or less than the original amount invested.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect portfolio performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a portfolio invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a portfolio

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may lose value, regardless of the individual results of the securities and other instruments in which the portfolio invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a portfolio in unforeseen ways, such as causing the portfolio to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. The annual report for the Pacific Dynamix Underlying Portfolios contains information about the risks associated with investing in the Pacific Dynamix Underlying Portfolios. Allocations among the Pacific Dynamix Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Pacific Dynamix Underlying Portfolios (see Note 7C).

The Portfolio Optimization Portfolios are exposed to the same risks as the Portfolio Optimization Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Portfolio Optimization Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Portfolio Optimization Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Portfolio Optimization Underlying Portfolios (see Note 7C).

Feeder Portfolios

The American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios are exposed to the same risks as the corresponding Master Funds in which they invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a portfolio’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield or “junk” securities may be more volatile than higher rated securities. High yield securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s termination or tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. The negative impact on debt investments from resulting rate increases for that and other reasons could be swift and significant, including declining market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected,

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and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

Senior Loan Participations and Assignments

Certain portfolios may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance with the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2014, no participation interest in Senior Loans was held by any of the portfolios presented in these financial statements.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Trust to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each portfolio’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a

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greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a portfolio to resell, the security at an agreed upon price and time. Repurchase agreements permit a portfolio to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the portfolios at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a portfolio are collateralized with cash or securities of a type that a portfolio is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a portfolio must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a portfolio is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a portfolio normally will have used the collateral received to settle the short sale, a portfolio will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a portfolio as collateral, the portfolio has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a portfolio under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the portfolio may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a portfolio’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a portfolio may decline below the repurchase price of the security. A portfolio will segregate assets determined to be liquid by the portfolio manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain portfolios may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase

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the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the portfolio are recorded as a liability. A portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to a portfolio. A portfolio will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/ or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

For the Long/Short Large-Cap Portfolio, in the event of a default by the portfolio where the replacement value of the borrowed securities exceeds the pledged collateral, the lender is granted a security interest in the portfolio’s right, title, and interest in the property and assets then held by the lender in any capacity, as security for the portfolio’s obligation to pay the lender.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a portfolio’s volatility.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the portfolio’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

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Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The Diversified Bond and Inflation Strategy Portfolios used futures to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Equity Index, Small-Cap Equity and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each portfolio’s cash flows and residual cash balances. The Long/Short Large-Cap used futures contracts to maintain full exposure to the equity markets. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets and interest rates, to provide daily liquidity for the portfolio’s inflows and outflows, and to enhance returns. The Comstock, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the

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stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the portfolios entered into option contracts for the following reasons: The Diversified Bond and Inflation Strategy Portfolios purchased or wrote options to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Portfolios also wrote inflation floors to hedge duration. The Mid-Cap Growth Portfolio purchased and wrote option contracts on indices and individual equity securities to gain exposure to certain companies and to hedge market and other risks on equity securities. The Health Sciences Portfolio wrote options on indices to enhance returns. The Technology Portfolio purchased and wrote option contracts on individual equity securities to gain exposure to certain companies and to manage market risk on securities held by the portfolio. The Global Absolute Return Portfolio purchased or wrote options for hedging purposes to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A portfolio records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into forward foreign currency contracts for the following reasons: The Diversified Bond, Inflation Strategy, Short Duration Bond, and International Value Portfolios used Forward Contracts for hedging purposes to help protect the portfolios’ returns against adverse currency movements. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these portfolios’ investments and as a part these portfolios’ investment strategy. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the portfolio’s returns against adverse currency movements, and as a part of the portfolio’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the portfolio’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Large-Cap Growth and Health Sciences Portfolios used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and portfolio investments. The Currency Strategies Portfolio purchased and sold non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the portfolio’s returns against adverse currency movements and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the portfolio’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the portfolios and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by the portfolios are recorded as realized gain.

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Interest Rate Swaps – Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the portfolios entered into interest rate swap agreements for the following reasons: The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to manage interest rate and currency risk, to enhance returns, and to manage exposure to the markets.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A

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credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

During the reporting period, the portfolios entered into credit default swap agreements for the following reasons: The Diversified Bond Portfolio utilized credit default swaps on indices and individual credit issuers to manage exposure to and within the credit and prime residential mortgage-backed security sectors. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific securities or groups of securities, and to enhance returns.

Total Return Swaps – A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover a portfolio’s exposure to the counterparty.

A portfolio may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the portfolios entered into total return swap agreements for the following reasons: The High Yield Bond Portfolio entered into total return swaps on credit indices to obtain long exposure to the broader high yield market to enhance portfolio liquidity. The Inflation Strategy Portfolio entered into total return swaps as a substitute for physical securities and as part of the portfolio’s investment strategy.

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The Emerging Markets Debt Portfolio entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio entered into total return swaps to gain exposure to various markets in which the portfolio is unable to purchase local debt securities, increase or decrease credit exposure to single issuers of debt securities to increase or decrease exposure to a specific debt security or groups of securities, as a substitute for securities, and to enhance returns.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value	Swap agreements, at value
	Forward bond contracts appreciation	Forward bond contracts depreciation
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2014:

		Asset Derivative Investments Value
Portfolio	Total Value at December 31, 2014	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$16,669,857	$2,764,749	$-		$5,874,989	$8,030,119	*
Inflation Managed	18,510,307	143,097	-		15,748,452	2,618,758	*
Inflation Strategy	2,339,678	-	-		108,632	2,231,046	*
Managed Bond	122,118,186	4,025,637	-		97,289,539	20,803,010	*
Emerging Markets Debt	38,913,933	-	-		10,506,326	28,407,607
Comstock	2,791,939	-	-		2,791,939	-
Equity Index	573,921	-	573,921	*	-	-
Long/Short Large-Cap	388,784	-	388,784	*	-	-
Small-Cap Equity	130,887	-	130,887	*	-	-
Small-Cap Index	211,664	-	211,664	*	-	-
Health Sciences	528,960	-	-		528,960	-
Technology	39,525	-	39,525		-	-
International Value	11,537,711	-	468,418	*	11,069,293	-
Currency Strategies	89,103,564	-	-		89,103,564	-
Global Absolute Return	201,762,219	42,607,591	5,674,222	*	128,560,657	24,919,749	*

		Liability Derivative Investments Value
Portfolio	Total Value at December 31, 2014	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($10,521,136)	$-	$-		($1,391,382)	($9,129,754	)*
High Yield Bond	(195,619)	-	-		-	(195,619)
Inflation Managed	(28,204,809)	(2,376,315)	-		(5,822,752)	(20,005,742	)*
Inflation Strategy	(1,110,700)	-	-		-	(1,110,700	)*
Managed Bond	(74,444,352)	(11,605,594)	-		(39,484,158)	(23,354,600	)*
Short Duration Bond	(397,305)	-	-		(393,458)	(3,847	)*
Emerging Markets Debt	(20,283,300)	-	-		(20,117,704)	(165,596)
Mid-Cap Growth	(216,651)	-	(216,651)		-	-
Health Sciences	(25,910)	-	-		(25,910)	-
Technology	(44,888)	-	(44,888)		-	-
International Value	(10,630,159)	-	(60,476	)*	(10,569,683)	-
Currency Strategies	(56,086,352)	-	-		(56,086,352)	-
Global Absolute Return	(105,013,843)	(9,959,475)	(4,499,974	)*	(58,167,419)	(32,386,975	)*

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared options and swaps as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on forward bonds

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NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended December 31, 2014:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$22,243,342	$279,936	$-	$12,531,792	$9,431,614
High Yield Bond	(18,416)	-	-	-	(18,416)
Inflation Managed	42,765,908	(35,162)	-	43,906,878	(1,105,808)
Inflation Strategy	2,330,671	-	-	(2,718,787)	5,049,458
Managed Bond	129,142,597	3,749,083	-	60,721,150	64,672,364
Short Duration Bond	(635,153)	-	-	121,375	(756,528)
Emerging Markets Debt	(5,830,829)	-	-	(5,351,701)	(479,128)
Comstock	12,408,177	-	-	12,408,177	-
Equity Index	5,391,561	-	5,391,561	-	-
Large-Cap Growth	(713,232)	-	-	(713,232)	-
Large-Cap Value	(906,913)	-	(906,913)	-	-
Long/Short Large-Cap	4,332,687	-	4,332,687	-	-
Mid-Cap Growth	(4,916,460)	-	(4,916,460)	-	-
Small-Cap Equity	1,034,537	-	1,034,537	-	-
Small-Cap Index	857,201	-	857,201	-	-
Small-Cap Value	275,543	-	275,543	-	-
Health Sciences	952,538	-	75,322	877,216	-
Technology	91,169	-	91,169	-	-
Emerging Markets	78,511	-	78,511	-	-
International Large-Cap	1,011,426	-	1,011,426	-	-
International Small-Cap	89,642	-	89,642	-	-
International Value	1,907,390	-	1,232,761	674,629	-
Currency Strategies	87,484,626	-	-	87,484,626	-
Global Absolute Return	7,484,939	(15,014,259)	8,434,628	35,461,507	(21,396,937)
Precious Metals	(12,323)	-	-	(12,323)	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$8,177,905	$354,447	$-	$4,268,372	$3,555,086
High Yield Bond	(195,619)	-	-	-	(195,619)
Inflation Managed	(19,436,447)	(679,017)	-	1,138,327	(19,895,757)
Inflation Strategy	7,096,149	-	-	3,906,861	3,189,288
Managed Bond	16,055,114	(7,040,025)	-	70,103,438	(47,008,299)
Short Duration Bond	(820,986)	-	-	(393,458)	(427,528)
Emerging Markets Debt	(8,744,031)	-	-	(8,505,566)	(238,465)
Comstock	3,292,676	-	-	3,292,676	-
Equity Index	(297,453)	-	(297,453)	-	-
Large-Cap Growth	(385,403)	-	-	(385,403)	-
Long/Short Large-Cap	352,214	-	352,214	-	-
Mid-Cap Growth	221,401	-	221,401	-	-
Small-Cap Equity	11,822	-	11,822	-	-
Small-Cap Index	(225,600)	-	(225,600)	-	-
Health Sciences	503,050	-	-	503,050	-
Technology	(58,983)	-	(58,983)	-	-
International Value	4,170,008	-	407,942	3,762,066	-
Currency Strategies	34,316,720	-	-	34,316,720	-
Global Absolute Return	54,103,334	8,942,473	(47,590)	62,905,024	(17,696,573)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Average Values of Derivative Investments By Risk Exposure for the Year Ended December 31, 2014
Portfolio	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$508,068	$-	$2,137,511	($1,740,804)
High Yield Bond	-	-	-	(65,206)
Inflation Managed	(969,542)	-	5,067,757	(3,271,677)
Inflation Strategy	-	-	(1,664,943)	955,711
Managed Bond	80,418	-	14,130,719	33,194,956
Short Duration Bond	-	-	(148,643)	139,945
Emerging Markets Debt	-	-	(2,341,892)	22,446,086
Comstock	-	-	55,106	-
Equity Index	-	514,372	-	-
Large-Cap Growth	-	-	128,468	-
Long/Short Large-Cap	-	150,128	-	-
Mid-Cap Growth	-	72,414	-	-
Small-Cap Equity	-	112,213	-	-
Small-Cap Index	-	338,846	-	-
Health Sciences	-	-	185,025	-
Technology	-	(1,788)	-	-
International Value	-	135,981	(432,533)	-
Currency Strategies	-	-	(3,857,389)	-
Global Absolute Return	29,308,125	2,604,791	31,375,370	1,229,014

The Average Values of Derivative Investments By Risk Exposure table shown above, and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of financial derivative activity for each applicable portfolio for the year ended December 31, 2014.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a portfolio or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a portfolio’s financial statements. A portfolio’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given portfolio exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of December 31, 2014:

Description	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities
Diversified Bond
Options	$393,795	$-	$-	$393,795	$-	$-	$-	$-
Foreign currency contracts	3,668,309	(412,432)	-	3,255,877	(1,286,714)	412,432	-	(874,282)

High Yield Bond
Swaps	-	-	-	-	(195,619)	-	195,619	-

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NOTES TO FINANCIAL STATEMENTS (Continued)

Description	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities
Inflation Managed
Swaps	$1,414,048	($1,265,196)	($110,665)	$38,187	($8,847,742)	$1,265,196	$5,365,884	($2,216,662)
Options	1,184,389	(1,184,389)	-	-	(2,357,725)	1,184,389	830,326	(343,010)
Foreign currency contracts	15,748,452	(3,907,087)	(8,803,581)	3,037,784	(5,498,308)	3,907,087	1,126,048	(465,173)
Sale-buyback financing					(1,035,581,106)	1,028,919,715	5,855,475	(805,916)

Inflation Strategy
Swaps	1,638,309	-	(601,689)	1,036,620	-	-	-	-
Foreign currency contracts	108,632	-	-	108,632	-	-	-	-

Managed Bond
Swaps	4,174,697	(3,390,974)	(635,491)	148,232	(13,394,792)	3,390,974	4,689,839	(5,313,979)
Options	212,555	(212,555)	-	-	(7,606,463)	212,555	3,466,300	(3,927,608)
Foreign currency contracts	97,289,539	(27,447,715)	(56,632,062)	13,209,762	(35,255,263)	27,447,715	3,660,216	(4,147,332)

Short Duration Bond
Foreign currency contracts	-	-	-	-	(393,458)	-	-	(393,458)

Emerging Markets Debt
Swaps	28,407,607	(160,084)	-	28,247,523	(165,596)	160,084	-	(5,512)
Foreign currency contracts	10,506,326	(8,514,110)	-	1,992,216	(20,117,704)	8,514,110	4,130,183	(7,473,411)

Comstock
Foreign currency contracts	2,791,939	-	-	2,791,939	-	-	-	-

Mid-Cap Growth
Options	-	-	-	-	(216,651)	-	-	(216,651)

Health Sciences
Foreign currency contracts	528,960	(13,745)	-	515,215	(25,910)	13,745	-	(12,165)

Technology
Options	39,525	(39,525)	-	-	(44,888)	39,525	-	(5,363)

International Value
Foreign currency contracts	11,069,293	(1,835,096)	-	9,234,197	(10,569,683)	1,835,096	-	(8,734,587)

Currency Strategies
Foreign currency contracts	89,103,564	(39,934,875)	(31,028,248)	18,140,441	(56,086,352)	39,934,875	12,301,738	(3,849,739)

Global Absolute Return
Swaps	79,772,047	(24,725,029)	(50,020,160)	5,026,858	(27,388,920)	24,725,029	-	(2,663,891)
Options	53,213,013	(39,138,214)	(12,789,497)	1,285,302	(39,138,214)	39,138,214	-	-
Foreign currency contracts	58,323,216	(20,648,030)	(34,234,712)	3,440,474	(22,915,878)	20,648,030	-	(2,267,848)
Forward bonds					(464,228)	-	-	(464,228)
Reverse repurchase agreements					(2,388,369)	-	2,388,369	-

As of December 31, 2014, certain portfolios had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable portfolio’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable portfolio presented in these financial statements, except for the Global Absolute Return Portfolio, exceeded the value of the repurchase agreements as of December 31, 2014. For the Global Absolute Return Portfolio (see page B-155), the value of the related collateral (State of Qatar) of $3,754,396 held by the portfolio for one of the repurchase agreements (Barclays PLC), which was entered into by the portfolio for the purpose of selling a security short, exceeded 95% of the value of the repurchase price of the repurchase agreement ($3,757,026) as of December 31, 2014. As discussed in Note 4 on page D-9, in the case of a repurchase agreement entered into by a portfolio for the purposes of selling a security short, the value of the collateral delivered to a portfolio must be equal to or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

As of December 31, 2014, the total value of securities out on loan for the Long/Short Large-Cap Portfolio was $466,303,689, and the cash collateral received was $480,596,082 (see Note (c) in Notes to Schedules of Investments and Statements of Assets and Liabilities).

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Adviser to each portfolio of the Trust and manages the Pacific Dynamix and Portfolio Optimization Portfolios directly. PLFA also manages the Floating Rate Income and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Floating Rate Income, High Yield Bond, American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios, PLFA

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

has retained other investment management firms to sub-advise each portfolio, as discussed later in this section. PLFA receives investment advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Diversified Bond High Yield Bond Inflation Managed Managed Bond Short Duration Bond	0.40% of first $4 billion 0.38% on excess	Mid-Cap Value	0.70% of first $1 billion 0.65% of next $1 billion 0.60% on excess
Floating Rate Income	0.65% of first $1 billion 0.62% of next $1 billion 0.59% of next $2 billion 0.57% on excess	Small-Cap Growth	0.60% of first $4 billion 0.58% on excess
Floating Rate Loan (1) American Funds Growth (2) American Funds Growth-Income (2) Small-Cap Equity (1) Small-Cap Value American Funds Asset Allocation (2)	0.75% of first $1 billion 0.72% of next $1 billion 0.69% of next $2 billion 0.67% on excess	Small-Cap Index	0.30% of first $4 billion 0.28% on excess
Inflation Strategy	0.40% of first $200 million 0.35% of next $800 million 0.34% of next $1 billion 0.33% on excess	Value Advantage	0.66% of first $4 billion 0.64% on excess
Emerging Markets Debt	0.785% of first $1 billion 0.755% of next $1 billion 0.725% of next $2 billion 0.705% on excess	Health Sciences Technology	0.90% of first $1 billion 0.87% of next $1 billion 0.84% of next $2 billion 0.82% on excess
Comstock (1) Focused Growth Large-Cap Growth (1)	0.75% of first $100 million 0.71% of next $900 million 0.68% of next $3 billion 0.66% on excess	Real Estate	0.90% of first $100 million 0.82% of next $900 million 0.80% of next $3 billion 0.78% on excess
Dividend Growth	0.70% of first $100 million 0.66% of next $900 million 0.63% of next $3 billion 0.61% on excess	Emerging Markets	0.80% of first $4 billion 0.78% on excess
Equity Index	0.05% of first $4 billion 0.03% on excess	International Large-Cap	0.85% of first $100 million 0.77% of next $900 million 0.75% of next $3 billion 0.73% on excess
Growth	0.55% of first $4 billion 0.53% on excess	International Small-Cap (1)	0.85% of first $1 billion 0.82% of next $1 billion 0.79% of next $2 billion 0.77% on excess
Large-Cap Value	0.65% of first $100 million 0.61% of next $900 million 0.58% of next $3 billion 0.56% on excess	Currency Strategies	0.65% on first $3 billion 0.63% on excess
Long/Short Large-Cap (1)	1.00% of first $4 billion 0.98% on excess	Global Absolute Return	0.80% on first $3 billion 0.78% on excess
Main Street Core	0.45% of first $4 billion 0.43% on excess	Precious Metals	0.75% on first $100 million 0.70% on next $400 million 0.65% on next $500 million 0.60% on excess
Mid-Cap Equity International Value	0.65% of first $4 billion 0.63% on excess	Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth	0.20%
Mid-Cap Growth (1)	0.70% of first $4 billion 0.68% on excess	Portfolio Optimization Conservative Portfolio Optimization Moderate-Conservative Portfolio Optimization Moderate Portfolio Optimization Growth Portfolio Optimization Aggressive-Growth	0.10%

(1)	PLFA agreed to waive 0.10%, 0.10%, 0.015%, 0.045%, 0.05%, 0.05% and 0.02% of its advisory fee through April 30, 2015 for the Floating Rate Loan, Small-Cap Equity, Comstock, Large-Cap Growth, Long/Short Large-Cap, Mid-Cap Growth and International Small-Cap Portfolios, respectively. The agreements can be terminated upon ninety days’ prior written notice by the Trust or if the investment agreements or sub-advisory agreements are terminated. There is no guarantee that PLFA will continue such waivers after that date.
(2)	PLFA agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.30% until the earlier of April 30, 2015 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Portfolio Management or Subadvisory Agreements, as of December 31, 2014, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise thirty-four of the forty-seven portfolios presented in these financial statements. The following firms serve as sub-advisers for their respective portfolios: Western Asset Management Company for the Diversified Bond and Inflation Strategy Portfolios; Eaton Vance Investment Managers for the Floating Rate Loan and Global Absolute Return Portfolios; Pacific Investment Management Company LLC for the Inflation Managed and Managed Bond Portfolios; T. Rowe Price Associates, Inc. for the Short Duration Bond and Dividend Growth Portfolios; Ashmore Investment Management Limited for the Emerging Markets Debt Portfolio; Invesco Advisers, Inc. for the Comstock Portfolio; BlackRock Investment Management, LLC for the Equity Index, Large-Cap Growth, Small-Cap Index and Health Sciences Portfolios; Janus Capital Management LLC for the Focused Growth Portfolio; MFS Investment Management for the Growth and International Large-Cap Portfolios; ClearBridge Investments, LLC for the Large-Cap Value Portfolio; J.P. Morgan Investment Management Inc. for the Long/Short Large-Cap, Value Advantage and International Value Portfolios; OppenheimerFunds, Inc. for the Main Street Core and Emerging Markets Portfolios; Scout Investments, Inc. for the Mid-Cap Equity Portfolio; Ivy Investment Management Company for the Mid-Cap Growth and Technology Portfolios; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers) for the Small-Cap Equity Portfolio; Lord, Abbett & Co. LLC for the Small-Cap Growth Portfolio; AllianceBernstein L.P. and NFJ Investment Group LLC (co-sub-advisers) for the Small-Cap Value Portfolio; Morgan Stanley Investment Management Inc. for the Real Estate Portfolio; QS Batterymarch Financial Management, Inc. (formerly called Batterymarch Financial Management, Inc.) for the International Small-Cap Portfolio; Macro Currency Group and UBS Global Asset Management (Americas) Inc. (co-sub-advisers) for the Currency Strategies Portfolio and Wells Capital Management Incorporated for the Precious Metals Portfolio. PLFA, as Adviser to each portfolio of the Trust, pays the related portfolio management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is the Adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the investment adviser to the Master Funds. For the year ended December 31, 2014, CRMC received advisory fees of 0.33%, 0.27% and 0.28% from the Growth, Growth-Income and Asset Allocation Master Funds, respectively, and an administrative fee of 0.01% for administrative services provided by CRMC and its affiliates, based on the annual percentage of average daily net assets of each Master Fund.

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Trust’s securities lending program, maintaining the Trust’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. Pursuant to a Service Plan, the Distributor receives from the Trust a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the service fees earned by the Distributor (applicable to Class I shares only), and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio presented in these financial statements for the year ended December 31, 2014 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2014 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each portfolio (other than the Portfolio Optimization and Pacific Dynamix Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% based on a percentage of a portfolio’s average daily net assets through April 30, 2015. These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

compliance program. These operating expenses do not include: investment advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the independent trustees). In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Portfolios that exceed an annual rate of 0.59% of a portfolio’s average daily net assets through April 30, 2015. There is no guarantee that PLFA will continue to cap or reimburse upon the expiration of the applicable expense limitation agreements.

Any reimbursement is subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent that the recoupment would not cause the portfolio to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolios, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios presented in these financial statements for the year ended December 31, 2014 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2014 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2014 that are subject to recoupment by PLFA from the portfolios presented in these financial statements are as follows:

	Expiration
Portfolio	2015	2016	2017
Pacific Dynamix – Conservative Growth	$76,176	$130,618	$164,289
Pacific Dynamix – Moderate Growth	239,686	441,533	580,433
Pacific Dynamix – Growth	164,359	199,018	242,015

There was no recoupment of expense reimbursement by PLFA from any portfolios presented in these financial statements for the year ended December 31, 2014.

C. INVESTMENTS IN AFFILIATED PORTFOLIOS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended December 31, 2014 is as follows:

Portfolio/Master Fund	Beginning Value as of January 1, 2014	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain	Change in Unrealized Depreciation	As of December 31, 2014
							Ending Value	Share Balance

American Funds® Asset Allocation
American Funds Insurance Series® Asset Allocation Fund – Class 1	$1,555,907,783	$457,067,197	$124,340,860	$30,893,360	$13,156,513	($33,310,866)	$2,086,268,127	93,849,218

(1)	Purchase cost excludes distributions received and reinvested.
(2)	Distributions received include distributions from net investment income and capital gains, if any.

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2014	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2014
						Ending Value	Share Balance

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$-	$40,419,624	$731,177	$681	$23,220	$39,712,348	3,968,137
PD Aggregate Bond Index ‘P’	182,856,819	44,719,590	38,592,404	1,701,624	9,045,780	199,731,409	17,314,891
PD High Yield Bond Market ‘P’	20,437,329	6,184,139	652,782	44,360	352,448	26,365,494	2,058,701
PD Large-Cap Growth Index ‘P’	38,703,628	5,476,371	1,196,767	407,454	5,026,339	48,417,025	2,028,369
PD Large-Cap Value Index ‘P’	46,099,747	6,368,463	1,414,361	468,510	6,006,970	57,529,329	2,527,520
PD Small-Cap Growth Index ‘P’	6,906,219	2,160,822	217,594	76,591	497,337	9,423,375	427,923
PD Small-Cap Value Index ‘P’	10,128,484	3,545,506	326,391	96,796	499,833	13,944,228	713,049
PD Emerging Markets ‘P’	6,699,721	1,968,987	217,594	(13,585)	(113,468)	8,324,061	573,564
PD International Large-Cap ‘P’	31,014,619	10,300,746	979,173	198,520	(2,226,562)	38,308,150	2,483,388
Total	$342,846,566	$121,144,248	$44,328,243	$2,980,951	$19,111,897	$441,755,419

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$-	$95,746,379	$233,149	$793	$56,718	$95,570,741	9,549,620
PD Aggregate Bond Index ‘P’	396,951,585	120,571,748	77,507,980	3,655,834	20,614,050	464,285,237	40,249,295
PD High Yield Bond Market ‘P’	56,630,112	22,187,167	194,292	16,203	1,006,476	79,645,666	6,218,986
PD Large-Cap Growth Index ‘P’	173,747,265	36,108,771	582,873	261,428	25,760,771	235,295,362	9,857,396
PD Large-Cap Value Index ‘P’	224,090,888	44,782,425	738,306	306,520	32,558,000	300,999,527	13,224,251
PD Small-Cap Growth Index ‘P’	35,475,757	10,412,581	116,575	41,387	2,948,186	48,761,336	2,214,289
PD Small-Cap Value Index ‘P’	58,309,135	19,018,272	194,291	60,675	3,248,821	80,442,612	4,113,497
PD Emerging Markets ‘P’	44,761,724	18,155,377	155,433	15,934	(952,295)	61,825,307	4,260,029
PD International Large-Cap ‘P’	161,757,502	64,753,192	544,015	88,755	(12,251,981)	213,803,453	13,860,153
Total	$1,151,723,968	$431,735,912	$80,266,914	$4,447,529	$72,988,746	$1,580,629,241

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2014	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2014
						Ending Value	Share Balance

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$-	$16,335,546	$616,115	$873	$10,085	$15,730,389	1,571,812
PD Aggregate Bond Index ‘P’	73,586,571	18,220,585	16,963,691	820,327	3,530,165	79,193,957	6,865,394
PD High Yield Bond Market ‘P’	8,043,938	2,681,850	447,280	22,178	134,176	10,434,862	814,787
PD Large-Cap Growth Index ‘P’	80,121,442	12,522,716	4,249,164	1,774,644	9,443,608	99,613,246	4,173,168
PD Large-Cap Value Index ‘P’	94,627,124	13,215,745	4,920,085	1,996,011	11,076,853	115,995,648	5,096,206
PD Small-Cap Growth Index ‘P’	25,231,650	7,275,815	1,341,841	530,967	1,443,709	33,140,300	1,504,926
PD Small-Cap Value Index ‘P’	33,649,562	10,254,781	1,789,122	534,579	1,309,051	43,958,851	2,247,871
PD Emerging Markets ‘P’	24,164,429	8,037,333	1,341,841	102,616	(467,165)	30,495,372	2,101,262
PD International Large-Cap ‘P’	79,318,198	26,617,566	4,249,164	895,184	(6,254,255)	96,327,529	6,244,587
Total	$418,742,914	$115,161,937	$35,918,303	$6,677,379	$20,226,227	$524,890,154

Portfolio/Portfolio Optimization Underlying Portfolio	Beginning Value as of January 1, 2014	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2014
						Ending Value	Share Balance

Portfolio Optimization Conservative
Diversified Bond ‘P’	$352,192,804	$133,970,309	$82,607,494	$7,993,740	$18,882,808	$430,432,167	36,870,558
Floating Rate Income ‘P’	51,492,683	18,498,439	9,759,270	338,183	(43,815)	60,526,220	5,874,455
Floating Rate Loan ‘P’	122,798,220	533,522	39,072,054	2,797,717	(1,606,234)	85,451,171	10,538,401
High Yield Bond ‘P’	141,881,426	3,176,942	23,950,829	3,149,962	(2,000,645)	122,256,856	16,595,802
Inflation Managed ‘P’	170,911,270	130,062	79,918,352	(8,871,025)	15,081,847	97,333,802	8,658,741
Inflation Strategy ‘P’	171,214,119	162,152	77,823,247	739,207	3,943,781	98,236,012	9,646,978
Managed Bond ‘P’	424,943,076	14,950,275	182,090,774	10,730,713	7,583,037	276,116,327	21,403,051
Short Duration Bond ‘P’	411,940,425	11,281,553	62,313,729	1,969,391	1,591,268	364,468,908	37,116,593
Emerging Markets Debt ‘P’	201,308,382	3,498,012	32,910,738	1,100,300	(6,855,490)	166,140,466	16,983,297
Comstock ‘P’	74,395,157	21,215,690	29,104,155	9,195,082	(2,821,644)	72,880,130	5,280,138
Dividend Growth ‘P’	10,042,004	3,237,853	2,733,720	548,375	1,077,167	12,171,679	755,919
Equity Index ‘P’	50,114,795	4,113,499	23,166,457	7,172,964	(1,759,694)	36,475,107	776,224
Growth ‘P’	21,054,737	6,965,960	6,342,969	1,484,671	1,110,463	24,272,862	1,160,198
Large-Cap Growth ‘P’	44,978,822	4,535,598	16,522,161	5,127,134	(1,600,573)	36,518,820	4,059,265
Large-Cap Value ‘P’	104,446,339	24,610,136	42,672,555	16,834,813	(6,016,803)	97,201,930	5,036,310
Main Street Core ‘P’	10,221,385	18,026,645	6,766,165	1,368,703	1,333,315	24,183,883	765,955
Mid-Cap Equity ‘P’	29,889,369	4,273,705	11,014,071	3,406,052	(1,978,189)	24,576,866	1,424,189
Mid-Cap Growth ‘P’	-	14,687,132	3,886,982	246,418	1,113,320	12,159,888	1,082,567
Mid-Cap Value ‘P’	28,954,693	3,485,897	9,758,879	3,253,264	(1,209,008)	24,725,967	1,210,330
Value Advantage ‘P’	29,625,322	3,166,404	11,882,141	2,218,230	1,473,731	24,601,546	1,839,087
International Large-Cap ‘P’	67,249,514	33,024,781	14,365,239	2,665,926	(6,383,759)	82,191,223	10,184,324
International Value ‘P’	39,269,049	6,301,757	6,811,793	1,374,336	(5,025,545)	35,107,804	2,990,780
Currency Strategies ‘P’	86,650,312	3,829,134	22,765,101	769,608	1,930,489	70,414,442	6,602,850
Global Absolute Return ‘P’	172,015,245	2,070,782	60,136,492	187,710	7,786,150	121,923,395	11,603,977
Precious Metals ‘P’	21,542,373	11,386,873	8,195,872	(7,105,135)	5,235,917	22,864,156	5,623,272
Total	$2,839,131,521	$351,133,112	$866,571,239	$68,696,339	$30,841,894	$2,423,231,627

Portfolio Optimization Moderate-Conservative
Diversified Bond ‘P’	$420,876,766	$204,895,350	$34,671,969	$4,068,054	$31,253,272	$626,421,473	53,658,883
Floating Rate Income ‘P’	73,775,787	7,484,254	3,407,799	102,256	422,940	78,377,438	7,607,029
Floating Rate Loan ‘P’	170,896,848	17,705	46,259,500	3,347,976	(1,688,531)	126,314,498	15,577,935
High Yield Bond ‘P’	195,859,414	2,630,874	13,685,842	1,886,622	(511,600)	186,179,468	25,273,000
Inflation Managed ‘P’	188,940,723	206,023	92,093,470	(8,827,070)	15,937,810	104,164,016	9,266,352
Inflation Strategy ‘P’	201,615,664	38,380	102,469,165	257,486	5,343,159	104,785,524	10,290,153
Managed Bond ‘P’	502,701,811	59,573,476	169,875,974	10,893,462	12,379,179	415,671,954	32,220,651
Short Duration Bond ‘P’	443,571,193	152,909	25,791,234	803,266	3,027,758	421,763,892	42,951,369
Emerging Markets Debt ‘P’	173,978,065	43,630,371	7,753,604	443,018	(8,404,738)	201,893,112	20,638,023
American Funds Growth-Income ‘P’	56,286,965	1,734,451	34,705,484	10,781,340	(7,874,422)	26,222,850	1,706,759
Comstock ‘P’	160,135,965	9,766,295	44,246,977	14,750,931	(1,843,765)	138,562,449	10,038,797
Dividend Growth ‘P’	93,125,279	5,075,276	36,443,476	12,083,858	(2,977,911)	70,863,026	4,400,931
Equity Index ‘P’	-	85,005,152	3,356,760	146,887	4,120,114	85,915,393	1,828,359
Growth ‘P’	70,479,053	4,790,821	12,022,745	2,448,372	3,439,604	69,135,105	3,304,530
Large-Cap Growth ‘P’	113,871,892	7,867,612	16,713,088	4,458,852	4,516,715	114,001,983	12,671,940
Large-Cap Value ‘P’	220,504,825	12,982,468	68,718,496	23,365,110	(2,250,407)	185,883,500	9,631,156
Main Street Core ‘P’	119,848,018	6,726,426	44,505,262	12,645,496	(1,865,211)	92,849,467	2,940,742
Mid-Cap Equity ‘P’	28,208,600	7,594,967	-	-	1,447,601	37,251,168	2,158,644
Mid-Cap Growth ‘P’	9,668,633	34,863,509	5,067,749	1,527,850	2,607,730	43,599,973	3,881,606
Mid-Cap Value ‘P’	97,237,838	40,297,165	16,700,281	4,287,736	2,948,425	128,070,883	6,269,041
Small-Cap Equity ‘P’	68,772,478	-	25,855,573	7,760,024	(6,951,179)	43,725,750	2,103,680
Small-Cap Growth ‘P’	1,471,274	11,456,721	-	-	309,585	13,237,580	867,898
Small-Cap Index ‘P’	27,331,350	8,901	6,313,705	2,013,304	(1,071,486)	21,968,364	1,219,528
Small-Cap Value ‘P’	1,475,150	32,460,905	-	-	1,394,093	35,330,148	1,840,365
Tactical Strategy ‘P’	147,520,622	-	157,701,224	13,545,611	(3,365,009)	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2014	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2014
						Ending Value	Share Balance
Value Advantage ‘P’	$73,698,898	$7,611,392	$8,149,099	$1,172,995	$8,951,660	$83,285,846	6,226,029
Emerging Markets ‘P’	55,539,133	33,283,813	6,279,246	364,123	(3,578,774)	79,329,049	5,120,800
International Large-Cap ‘P’	69,471,443	49,232,864	6,017,326	1,103,043	(4,785,123)	109,004,901	13,506,810
International Small-Cap ‘P’	109,799,080	120	24,461,087	5,865,539	(7,221,758)	83,981,894	7,747,527
International Value ‘P’	55,081,974	32,928,461	9,958,123	2,378,419	(8,070,653)	72,360,078	6,164,244
Tactical International ‘P’	94,077,640	6,433	88,502,731	(2,074,356)	(3,506,986)	-	-
Currency Strategies ‘P’	133,395,498	27,722,461	1,143,758	23,952	6,639,328	166,637,481	15,625,804
Global Absolute Return ‘P’	272,370,463	-	74,447,247	436,605	13,246,710	211,606,531	20,139,510
Precious Metals ‘P’	55,072,421	2,432,651	41,517,705	(42,619,259)	45,583,626	18,951,734	4,661,040
Total	$4,506,660,763	$732,478,206	$1,228,835,699	$89,441,502	$97,601,756	$4,197,346,528

Portfolio Optimization Moderate
Diversified Bond ‘P’	$1,198,523,214	$324,906,662	$73,487,535	$7,933,098	$87,144,801	$1,545,020,240	132,345,495
Floating Rate Income ‘P’	142,603,329	621,340	954,145	29,370	831,077	143,130,971	13,891,771
Floating Rate Loan ‘P’	296,571,233	40,298	29,794,588	2,306,794	861,966	269,985,703	33,296,414
High Yield Bond ‘P’	510,164,141	-	74,867,809	11,152,772	(6,138,544)	440,310,560	59,770,118
Inflation Managed ‘P’	351,795,133	105,107,486	100,120,703	(8,837,224)	21,739,344	369,684,036	32,886,812
Inflation Strategy ‘P’	426,166,732	776,945	77,025,000	806,553	10,403,036	361,128,266	35,463,535
Managed Bond ‘P’	1,339,588,655	815,893	374,561,103	24,402,166	36,246,998	1,026,492,609	79,568,179
Short Duration Bond ‘P’	858,152,738	228,517	39,682,930	1,311,889	6,189,255	826,199,469	84,138,067
Emerging Markets Debt ‘P’	434,352,792	180,359,601	26,685,049	1,573,805	(25,339,491)	564,261,658	57,680,250
American Funds Growth-Income ‘P’	248,067,005	13,949,703	171,242,088	57,475,335	(46,083,272)	102,166,683	6,649,693
Comstock ‘P’	671,577,197	75,274,035	270,204,452	88,338,601	(40,516,008)	524,469,373	37,997,609
Dividend Growth ‘P’	203,731,124	35,889,300	3,858,767	1,441,784	26,039,507	263,242,948	16,348,638
Equity Index ‘P’	-	301,406,900	14,093,375	595,487	14,524,804	302,433,816	6,436,071
Growth ‘P’	203,382,241	35,118,208	-	-	20,428,462	258,928,911	12,376,322
Large-Cap Growth ‘P’	459,083,649	63,573,761	119,719,728	33,736,889	2,692,617	439,367,188	48,838,052
Large-Cap Value ‘P’	825,459,529	113,511,749	236,077,107	81,540,918	4,451,105	788,886,194	40,874,449
Long/Short Large-Cap ‘P’	593,899,240	76,233,255	219,651,184	67,754,149	12,014,608	530,250,068	36,095,160
Main Street Core ‘P’	342,997,052	60,856,380	9,931,060	3,877,962	36,149,277	433,949,611	13,744,114
Mid-Cap Equity ‘P’	300,851,137	5,865	85,051,370	10,436,724	1,218,793	227,461,149	13,180,997
Mid-Cap Growth ‘P’	232,646,897	95,470	22,876,840	(5,342)	18,996,053	228,856,238	20,374,550
Mid-Cap Value ‘P’	530,756,140	20,208	109,797,866	30,739,576	3,156,156	454,874,214	22,265,989
Small-Cap Equity ‘P’	151,541,741	569,392	2,408,344	738,240	2,166,370	152,607,399	7,342,060
Small-Cap Growth ‘P’	150,493,357	107,326,115	36,383,313	6,339,577	2,991,809	230,767,545	15,129,851
Small-Cap Index ‘P’	161,274,592	3,096	86,459,923	26,725,203	(24,078,407)	77,464,561	4,300,286
Small-Cap Value ‘P’	130,849,961	54,970,093	40,342,278	8,882,856	(773,201)	153,587,431	8,000,445
Tactical Strategy ‘P’	856,966,432	-	917,775,875	80,357,222	(19,547,779)	-	-
Value Advantage ‘P’	325,975,924	639,913	6,834,948	1,040,742	45,013,029	365,834,660	27,347,951
Real Estate ‘P’	316,943,108	10,858	227,883,762	24,193,727	41,440,009	154,703,940	6,894,714
Emerging Markets ‘P’	505,060,758	119,300,155	62,648,480	3,788,229	(26,661,334)	538,839,328	34,782,824
International Large-Cap ‘P’	415,221,867	424,867,652	42,130,586	7,928,046	(39,082,468)	766,804,511	95,014,837
International Small-Cap ‘P’	517,254,713	53,723	69,468,494	16,741,093	(25,051,545)	439,529,490	40,547,626
International Value ‘P’	346,414,308	171,691,362	112,149,581	17,094,598	(49,841,279)	373,209,408	31,793,135
Tactical International ‘P’	328,629,053	-	309,130,222	(7,248,336)	(12,250,495)	-	-
Currency Strategies ‘P’	606,624,748	145,597,845	26,760,267	1,530,166	31,266,367	758,258,859	71,102,877
Global Absolute Return ‘P’	743,499,519	163,927	183,335,423	1,396,150	37,189,630	598,913,803	57,001,219
Precious Metals ‘P’	158,718,227	488,761	40,565,900	(34,899,484)	32,292,482	116,034,086	28,537,734
Total	$15,885,837,486	$2,414,474,468	$4,223,960,095	$571,219,335	$180,083,732	$14,827,654,926

Portfolio Optimization Growth
Diversified Bond ‘P’	$798,323,607	$223,339,862	$140,868,381	$15,363,767	$46,382,368	$942,541,223	80,737,509
Floating Rate Income ‘P’	-	78,201,905	4,484,309	22,242	(341,215)	73,398,623	7,123,803
Floating Rate Loan ‘P’	-	117,302,858	6,594,726	28,058	282,758	111,018,948	13,691,587
Inflation Managed ‘P’	117,977,120	73,846,571	13,599,147	(2,490,728)	6,559,550	182,293,366	16,216,680
Inflation Strategy ‘P’	148,287,978	3,184,618	-	-	3,735,502	155,208,098	15,241,753
Managed Bond ‘P’	916,880,149	190,828	342,267,119	21,804,653	18,824,823	615,433,334	47,705,078
Short Duration Bond ‘P’	199,391,667	145,191	16,232,164	566,918	1,214,922	185,086,534	18,848,745
Emerging Markets Debt ‘P’	145,427,433	112,216,233	15,108,584	855,995	(11,244,775)	232,146,302	23,730,580
American Funds Growth ‘P’	52,299,414	9,552,299	-	-	4,817,773	66,669,486	5,054,087
American Funds Growth-Income ‘P’	210,428,993	12,470,806	146,225,483	49,078,815	(39,479,951)	86,273,180	5,615,237
Comstock ‘P’	544,421,082	78,684,038	151,234,667	51,080,773	(4,823,432)	518,127,794	37,538,164
Dividend Growth ‘P’	253,498,602	44,626,387	32,494,636	10,568,382	20,880,330	297,079,065	18,450,022
Equity Index ‘P’	-	251,539,015	10,315,649	437,646	12,086,860	253,747,872	5,399,990
Growth ‘P’	197,538,932	33,945,349	26,548,972	6,830,396	11,906,503	223,672,208	10,691,117
Large-Cap Growth ‘P’	393,535,932	66,991,756	49,643,480	13,762,758	21,091,740	445,738,706	49,546,281
Large-Cap Value ‘P’	773,836,795	112,999,520	224,081,477	77,144,226	3,151,649	743,050,713	38,499,582
Long/Short Large-Cap ‘P’	692,342,728	113,637,961	159,879,897	49,593,668	53,672,992	749,367,452	51,010,910
Main Street Core ‘P’	379,343,439	56,770,395	106,003,440	38,157,789	(126,158)	368,142,025	11,659,847
Mid-Cap Equity ‘P’	418,232,850	92,237	56,937,473	6,785,146	10,400,835	378,573,595	21,937,714
Mid-Cap Growth ‘P’	290,083,671	-	56,604,288	(181,752)	22,104,538	255,402,169	22,737,874

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2014	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2014
						Ending Value	Share Balance
Mid-Cap Value ‘P’	$497,145,556	$1,145,724	$29,666,130	$7,138,120	$24,559,836	$500,323,106	24,490,702
Small-Cap Equity ‘P’	622,799,015	709,545	370,563,738	109,623,363	(108,740,896)	253,827,289	12,211,827
Small-Cap Growth ‘P’	201,902,044	1,028,168	13,291,207	2,458,652	(1,308,203)	190,789,454	12,508,761
Small-Cap Index ‘P’	50,415,371	1,042,141	-	-	2,378,988	53,836,500	2,988,622
Small-Cap Value ‘P’	144,997,191	130,520,569	32,846,217	7,676,609	5,616,047	255,964,199	13,333,301
Tactical Strategy ‘P’	835,911,017	-	897,195,940	80,352,419	(19,067,496)	-	-
Value Advantage ‘P’	329,811,101	44,738	54,986,142	11,098,929	33,188,592	319,157,218	23,858,581
Real Estate ‘P’	370,191,414	385,229	198,834,793	42,579,941	45,354,184	259,675,975	11,573,019
Emerging Markets ‘P’	638,614,822	457,476	53,332,134	3,368,472	(29,725,248)	559,383,388	36,108,971
International Large-Cap ‘P’	473,000,131	421,178,975	39,082,340	7,116,242	(40,078,047)	822,134,961	101,870,840
International Small-Cap ‘P’	578,345,214	349,326	79,816,924	19,096,204	(28,472,241)	489,501,579	45,157,668
International Value ‘P’	387,141,001	199,651,368	58,819,551	9,221,308	(51,241,161)	485,952,965	41,397,585
Tactical International ‘P’	412,731,708	133,267	388,452,982	(9,026,357)	(15,385,636)	-	-
Currency Strategies ‘P’	496,199,865	104,960,883	9,633,816	539,038	25,276,119	617,342,089	57,888,936
Global Absolute Return ‘P’	619,494,754	489,658	153,733,004	1,095,921	30,954,969	498,302,298	47,425,587
Precious Metals ‘P’	178,808,521	4,269,182	64,090,000	(71,666,546)	66,082,937	113,404,094	27,890,907
Total	$13,369,359,117	$2,256,104,078	$4,003,468,810	$560,081,067	$120,490,356	$12,302,565,808

Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$64,522,595	$41,871,462	$9,966,770	$1,173,016	$4,627,328	$102,227,631	8,756,757
Managed Bond ‘P’	77,125,881	19,668,698	34,842,965	2,276,854	1,675,781	65,904,249	5,108,542
Emerging Markets Debt ‘P’	-	41,351,732	2,219,867	(16,425)	(2,672,433)	36,443,007	3,725,296
American Funds Growth ‘P’	18,095,477	4,380,584	-	-	1,712,660	24,188,721	1,833,701
American Funds Growth-Income ‘P’	44,252,738	3,547,271	30,460,347	10,223,647	(8,148,313)	19,414,996	1,263,658
Comstock ‘P’	131,699,204	22,132,228	47,420,129	15,708,854	(5,422,915)	116,697,242	8,454,671
Dividend Growth ‘P’	71,062,458	16,091,335	11,942,391	4,144,076	5,087,628	84,443,106	5,244,318
Equity Index ‘P’	-	66,528,641	2,041,020	79,449	3,250,779	67,817,849	1,443,227
Growth ‘P’	36,025,191	8,874,312	-	-	3,765,610	48,665,113	2,326,102
Large-Cap Growth ‘P’	94,511,511	19,231,203	20,533,383	5,824,599	2,356,622	101,390,552	11,270,111
Large-Cap Value ‘P’	184,920,498	31,822,500	66,900,400	22,754,560	(4,726,355)	167,870,803	8,697,866
Long/Short Large-Cap ‘P’	139,681,933	32,085,536	24,242,921	7,427,808	14,539,141	169,491,497	11,537,618
Main Street Core ‘P’	75,433,811	15,989,054	16,214,506	5,833,655	2,167,803	83,209,817	2,635,433
Mid-Cap Equity ‘P’	82,676,776	7,971	4,981,923	606,213	2,955,688	81,264,725	4,709,156
Mid-Cap Growth ‘P’	70,040,324	458	7,217,702	(21,677)	5,697,335	68,498,738	6,098,287
Mid-Cap Value ‘P’	124,578,022	20,947,152	18,603,984	4,847,933	3,646,386	135,415,509	6,628,558
Small-Cap Equity ‘P’	130,580,162	8,945	49,781,626	14,759,585	(13,697,556)	81,869,510	3,938,805
Small-Cap Growth ‘P’	62,978,656	28,594,122	11,039,226	1,925,718	667,718	83,126,988	5,450,069
Small-Cap Index ‘P’	61,416,128	2,845	34,109,901	10,130,566	(9,689,386)	27,750,252	1,540,498
Small-Cap Value ‘P’	49,107,317	41,989,858	12,841,103	2,937,615	1,326,107	82,519,794	4,298,497
Tactical Strategy ‘P’	237,586,939	-	255,062,434	22,894,956	(5,419,461)	-	-
Value Advantage ‘P’	79,839,700	100,029	21,573,696	4,166,716	5,850,579	68,383,328	5,111,992
Real Estate ‘P’	110,020,548	42,888	53,116,773	11,425,553	15,557,670	83,929,886	3,740,516
Emerging Markets ‘P’	145,435,395	22,784,041	18,964,030	1,236,323	(7,232,743)	143,258,986	9,247,566
International Large-Cap ‘P’	141,827,259	49,064,690	4,741,305	997,910	(8,074,760)	179,073,794	22,189,055
International Small-Cap ‘P’	165,748,373	58,905	18,532,475	4,388,208	(7,320,214)	144,342,797	13,315,961
International Value ‘P’	91,015,166	28,754,962	6,847,283	1,129,383	(10,608,606)	103,443,622	8,812,203
Tactical International ‘P’	88,491,495	637	83,238,704	(1,954,680)	(3,298,748)	-	-
Currency Strategies ‘P’	105,551,127	7,475,752	-	-	4,448,396	117,475,275	11,015,803
Global Absolute Return ‘P’	129,052,531	265,006	32,253,409	303,070	6,449,843	103,817,041	9,880,717
Precious Metals ‘P’	63,686,805	1,219,641	13,775,000	(15,403,443)	12,181,929	47,909,932	11,783,097
Total	$2,876,964,020	$524,892,458	$913,465,273	$139,800,042	$11,653,513	$2,639,844,760

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Funds Series Trust1. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the

1   Effective January 22, 2015, Pacific Life Funds changed its name to Pacific Funds Series Trust.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

year ended December 31, 2014, such expenses were increased by $13,263 for all applicable portfolios presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2014, the total amount in the DCP Liability accounts was $400,668 for all applicable portfolios presented in these financial statements.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. SECURITIES LENDING

The Trust, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company (“Agreement”), to provide securities lending services to the portfolio.

Under this program, the proceeds (cash collateral) received from borrowers for securities on loan are used to finance the costs of borrowing securities sold short, in order to help achieve the portfolio’s stated investment objective. The proceeds from sales of securities sold short are then used to purchase long positions in excess of the value of the portfolio’s net assets (see Note 4 — Borrowings and Other Financing Transactions).

Under the Agreement, the borrowers pay the portfolio’s negotiated lenders’ fees and the portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. The portfolio manager has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Trust’s policy that the portfolio manager votes on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Trust or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is recorded as investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.125% (0.10% prior to August 31, 2014) per annum on the daily unused portion of the committed line up to a maximum of $93,750. As of December 31, 2014, the actual interest rate on borrowing by the Trust was 1.34%. The committed line of credit will expire on August 31, 2015, unless renewed and applies to all portfolios presented in these financial statements except the American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios. The commitment fees and interest incurred by the Trust are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable portfolio had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	1.37%	$2,060,104
Managed Bond	1.36%	3,637,738
Comstock	1.35%	968,365
Focused Growth	1.34%	456,622
Growth	1.34%	778,277
Large-Cap Growth	1.35%	2,016,184
Large-Cap Value	1.37%	4,688,085
Long/Short Large-Cap	1.34%	409,103
Main Street Core	1.35%	9,892,837
Mid-Cap Equity	1.35%	1,108,172

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Value	1.34%	$2,236,003
Small-Cap Equity	1.34%	1,976,576
Small-Cap Index	1.35%	3,063,202
Value Advantage	1.35%	172,603
Real Estate	1.35%	1,342,677
Technology	1.34%	321,016
International Large-Cap	1.34%	19,579
International Small-Cap	1.34%	1,102,941
International Value	1.34%	1,871,287
Precious Metals	1.35%	281,168

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2014, the Managed Bond Portfolio had loans outstanding in the amount of $35,314. No other portfolios presented in these financial statements had a loan outstanding in connection with this line of credit as of December 31, 2014.

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable portfolio’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2014, the Floating Rate Loan and Global Absolute Return Portfolios had unfunded loan commitments of $1,315,524 and $985,375, respectively (see details in the Notes to Schedule of Investments).

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2014, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$8,017,359,133	$7,525,205,784
Inflation Managed	881,244,825	943,700,707
Inflation Strategy	708,855,128	852,634,390
Managed Bond	11,180,629,063	13,156,482,653
Short Duration Bond	716,507,679	707,424,679
Currency Strategies	145,213,891	78,125,000
Global Absolute Return	-	160,307,586

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$1,329,449,612	$871,471,617
Floating Rate Income	391,107,024	284,399,312
Floating Rate Loan	241,487,467	216,951,545
High Yield Bond	623,933,328	688,376,877
Inflation Managed	278,436,824	42,868,047
Inflation Strategy	–	145,581,884
Managed Bond	1,625,112,068	1,106,321,715
Short Duration Bond	776,067,096	422,747,631
Emerging Markets Debt	1,229,821,980	858,311,843
American Funds Growth	46,851,736	21,865,458
American Funds Growth-Income	73,575,725	410,225,855
Comstock	475,170,596	747,022,517
Dividend Growth	250,880,727	208,496,717
Equity Index	745,705,874	32,777,358
Focused Growth	61,898,730	78,517,017
Growth	444,044,575	456,109,278
Large-Cap Growth	1,348,808,240	1,422,160,001
Large-Cap Value	534,956,549	866,708,401
Long/Short Large-Cap	2,967,652,176	3,126,094,415
Main Street Core	792,353,087	910,737,884
Mid-Cap Equity	1,698,939,344	1,877,852,320
Mid-Cap Growth	394,008,272	426,230,637
Mid-Cap Value	924,602,276	1,055,402,669
Small-Cap Equity	140,087,857	570,644,209

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Growth	$1,503,920,698	$1,442,373,183
Small-Cap Index	93,617,798	259,804,003
Small-Cap Value	623,767,037	468,808,341
Value Advantage	240,803,603	286,108,496
Health Sciences	304,730,752	269,058,646
Real Estate	308,523,304	728,931,849
Technology	115,248,428	117,199,634
Emerging Markets	715,586,180	727,594,762
International Large-Cap	1,201,825,990	304,912,692
International Small-Cap	657,074,015	820,622,369
International Value	1,231,893,929	983,800,192
Currency Strategies	14,450,873	189,965,069
Global Absolute Return	1,531,114,649	1,300,530,407
Precious Metals	93,422,775	193,282,591
American Funds Asset Allocation	457,067,197	30,893,360
Pacific Dynamix – Conservative Growth	121,144,248	44,328,243
Pacific Dynamix – Moderate Growth	431,735,912	80,266,914
Pacific Dynamix – Growth	115,161,937	35,918,303
Portfolio Optimization Conservative	351,133,112	866,571,239
Portfolio Optimization Moderate-Conservative	732,478,206	1,228,835,699
Portfolio Optimization Moderate	2,414,474,468	4,223,960,095
Portfolio Optimization Growth	2,256,104,078	4,003,468,810
Portfolio Optimization Aggressive Growth	524,892,458	913,465,273

12. FEDERAL INCOME TAX INFORMATION

During the reporting period, each portfolio of the Trust was either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) or treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. During the reporting period, all portfolios except for the Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies and Global Absolute Return Portfolios, elected to be taxed as a partnership (instead of a RIC).

Effective January 1, 2013, each portfolio that qualified as a RIC utilized the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes. Under this provision, the insurance company separate accounts that are the

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

record shareholders of the RIC Portfolios consent to treat specified amounts as dividend income and capital gains for tax purposes even though dividends and capital gains are not actually paid (either in cash or by reinvestment in additional shares) by the RIC Portfolios. In addition, each portfolio, elected to be taxed as a partnership, is not required to distribute taxable income and capital gains for Federal income tax purposes. Each partner, which would be Pacific Life and PL&A through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Partnership Portfolio. Therefore, no dividends and capital gains distributions were made by any portfolios since January 1, 2013 (see Note 2B).

Effective January 1, 2015, the Board approved the change in tax election status for the remaining RIC Portfolios from a RIC to a partnership for Federal income tax purposes only. As a result, there will be no dividends and capital gains distributions made by any portfolios in future years.

There were no post-October losses deferred by any portfolios presented in these financial statements as of December 31, 2014. The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of December 31, 2014 (only applicable to portfolios electing to be taxed as a RIC for Federal income tax purposes):

		Distributable Earnings
Portfolio	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains
Diversified Bond	$-	$155,161,674	$9,912,218
Floating Rate Income	(2,257,549)	14,966,886	-
Floating Rate Loan	(231,934,356)	28,622,819	-
High Yield Bond	-	71,708,992	8,888,427
Inflation Managed	(3,414,046)	26,572,764	-
Inflation Strategy	(15,427,419)	19,654,654	-
Managed Bond	-	205,246,456	50,612,718
Short Duration Bond	(78,100,218)	23,539,955	-
Emerging Markets Debt	(30,226,182)	31,226,554	-
Emerging Markets	-	15,749,264	107,701,751
International Large-Cap	-	33,400,803	46,278,896
International Small-Cap	(37,515,142)	25,829,500	-
International Value	(1,253,261,643)	45,820,584	-
Currency Strategies	-	122,269,299	-
Global Absolute Return	-	131,937,454	-

Accumulated capital losses represent net capital loss carryovers as of December 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable portfolios electing to be taxed as a RIC for the year ended December 31, 2014:

	Capital Loss Carryover Utilized in 2014	Net Capital Loss Carryover Expiring in			Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover
Portfolio		2016	2017	2018	Short-Term	Long-Term
Floating Rate Income	$46,454	$-	$-	$-	($1,968,132)	($289,417)	($2,257,549)
Floating Rate Loan	-	(27,806,389)	(117,819,019)	(84,889,932)	-	(1,419,016)	(231,934,356)
Inflation Managed	4,612,949	-	-	-	-	(3,414,046)	(3,414,046)
Inflation Strategy	-	-	-	-	(6,769,431)	(8,657,988)	(15,427,419)
Short Duration Bond	3,333,413	-	(78,100,218)	-	-	-	(78,100,218)
Emerging Markets Debt	-	-	-	-	(16,283,108)	(13,943,074)	(30,226,182)
International Small-Cap	137,945,584	-	(37,515,142)	-	-	-	(37,515,142)
International Value	80,412,606	(177,748,089)	(948,743,595)	(82,194,234)	(44,575,725)	-	(1,253,261,643)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2014, were as follows:

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Diversified Bond	$4,197,469,512	$132,597,386	($56,209,609)	$76,387,777
Floating Rate Income	405,816,565	242,719	(11,975,166)	(11,732,447)
Floating Rate Loan	748,348,586	2,320,122	(18,979,652)	(16,659,530)
High Yield Bond	1,123,556,913	21,933,655	(54,351,882)	(32,418,227)
Inflation Managed	1,993,350,216	5,901,046	(131,737,848)	(125,836,802)
Inflation Strategy	753,810,657	1,454,809	(19,514,730)	(18,059,921)
Managed Bond	3,997,684,225	108,844,213	(88,150,689)	20,693,524
Short Duration Bond	2,213,772,584	11,824,265	(10,664,772)	1,159,493
Emerging Markets Debt	1,266,598,210	10,397,150	(108,071,433)	(97,674,283)
American Funds Growth	319,400,206	76,863,559	(65,258)	76,798,301
American Funds Growth-Income	406,990,215	143,858,505	(23,178)	143,835,327
Comstock	1,258,470,661	398,744,663	(18,118,189)	380,626,474

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross	Net Unrealized
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
Dividend Growth	$733,223,046	$311,788,424	($6,821,183)	$304,967,241
Equity Index	1,445,409,392	650,753,686	(9,313,474)	641,440,212
Focused Growth	100,304,780	22,991,323	(617,380)	22,373,943
Growth	905,387,349	217,714,660	(12,326,962)	205,387,698
Large-Cap Growth	1,146,472,967	188,916,402	(22,887,304)	166,029,098
Large-Cap Value	1,636,343,831	769,749,002	(21,177,562)	748,571,440
Long/Short Large-Cap	1,884,926,328	230,171,578	(28,209,193)	201,962,385
Main Street Core	1,350,159,872	263,697,858	(23,066,702)	240,631,156
Mid-Cap Equity	1,002,656,131	79,985,141	(21,585,878)	58,399,263
Mid-Cap Growth	795,494,966	119,504,643	(44,022,483)	75,482,160
Mid-Cap Value	1,216,457,621	181,672,505	(57,391,448)	124,281,057
Small-Cap Equity	470,180,038	150,066,800	(25,894,019)	124,172,781
Small-Cap Growth	609,052,295	65,615,624	(15,214,418)	50,401,206
Small-Cap Index	477,933,050	188,807,564	(39,253,919)	149,553,645
Small-Cap Value	660,038,150	109,123,515	(31,646,257)	77,477,258
Value Advantage	734,008,774	160,876,198	(9,706,063)	151,170,135
Health Sciences	263,472,018	78,707,839	(510,550)	78,197,289
Real Estate	699,659,862	175,035,031	(3,918,016)	171,117,015
Technology	87,524,811	12,744,616	(6,355,563)	6,389,053
Emerging Markets	1,654,963,030	232,821,850	(167,492,981)	65,328,869
International Large-Cap	2,218,372,242	314,972,527	(92,205,265)	222,767,262
International Small-Cap	1,041,473,507	258,619,686	(86,482,941)	172,136,745
International Value	1,404,948,586	61,620,361	(97,938,785)	(36,318,424)
Currency Strategies	1,750,225,149	55,840	(35,167,997)	(35,112,157)
Global Absolute Return	1,563,083,433	48,352,538	(99,223,621)	(50,871,083)
Precious Metals	603,851,704	23,864	(273,912,201)	(273,888,337)
American Funds Asset Allocation	1,864,004,809	226,565,964	(4,302,646)	222,263,318
Pacific Dynamix – Conservative Growth	389,025,595	52,835,329	(105,505)	52,729,824
Pacific Dynamix – Moderate Growth	1,355,006,369	225,985,083	(362,211)	225,622,872
Pacific Dynamix – Growth	427,502,447	97,845,945	(458,238)	97,387,707
Portfolio Optimization Conservative	2,262,513,269	190,089,366	(29,371,008)	160,718,358
Portfolio Optimization Moderate-Conservative	3,764,595,794	470,223,647	(37,472,913)	432,750,734
Portfolio Optimization Moderate	12,975,721,901	2,067,393,455	(215,460,430)	1,851,933,025
Portfolio Optimization Growth	10,476,386,936	2,005,492,343	(179,313,471)	1,826,178,872
Portfolio Optimization Aggressive-Growth	2,219,870,582	478,037,993	(58,063,815)	419,974,178

(1)	The difference between tax cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale deferrals, investments in passive foreign investment companies, and straddle loss deferrals.

Each portfolio recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each portfolio remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after December 31, 2010.

13. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2014, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2014. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of portfolios, are primarily attributable to reclassifications of sale-buyback financing transactions, foreign currency transactions, swap income, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Portfolio	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Diversified Bond	$100,567,245	($98,377,517)	($2,189,728)
Floating Rate Income	6,768,270	(6,769,146)	876
Floating Rate Loan	37,516,925	(37,516,653)	(272)
High Yield Bond	98,556,960	(77,649,490)	(20,907,470)
Inflation Managed	692,137	7,876,987	(8,569,124)
Inflation Strategy	788,839	13,606,209	(14,395,048)
Managed Bond	62,793,834	(49,844,283)	(12,949,551)
Short Duration Bond	26,973,711	(29,396,671)	2,422,960
Emerging Markets Debt	44,734,306	(68,133,869)	23,399,563
Emerging Markets	125,492,585	(4,099,000)	(121,393,585)
International Large-Cap	63,351,125	(31,608,425)	(31,742,700)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
International Small-Cap	$32,803,457	($25,086,770)	($7,716,687)
International Value	39,322,456	(34,610,434)	(4,712,022)
Currency Strategies	42,086,565	58,835,961	(100,922,526)
Global Absolute Return	430,660	8,089,379	(8,520,039)

14. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the year or period ended December 31, 2014 and 2013 were as follows:

	Diversified Bond		Floating Rate Income (1)		Floating Rate Loan
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	17,390,642	2,989,306	2,721,189	1,978,007	5,008,236	14,968,594
Shares repurchased	(5,013,378)	(4,923,495)	(1,269,048)	(196,586)	(7,151,519)	(4,072,710)
Net increase (decrease)	12,377,264	(1,934,189)	1,452,141	1,781,421	(2,143,283)	10,895,884
Shares outstanding, beginning of year or period	11,905,749	13,839,938	1,781,421	-	25,454,479	14,558,595
Shares outstanding, end of year or period	24,283,013	11,905,749	3,233,562	1,781,421	23,311,196	25,454,479

Class P
Shares sold	80,235,250	1,926,556	10,134,467	30,505,731	14,576,420	256,025
Shares repurchased	(29,868,141)	(27,440,465)	(1,794,073)	(4,349,068)	(15,023,711)	(42,074,708)
Net increase (decrease)	50,367,109	(25,513,909)	8,340,394	26,156,663	(447,291)	(41,818,683)
Shares outstanding, beginning of year or period	262,002,093	287,516,002	26,156,663	-	73,551,628	115,370,311
Shares outstanding, end of year or period	312,369,202	262,002,093	34,497,057	26,156,663	73,104,337	73,551,628

	High Yield Bond		Inflation Managed		Inflation Strategy
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	17,256,418	17,704,740	2,748,890	2,727,179	847,767	964,498
Shares repurchased	(23,044,340)	(23,831,345)	(10,425,683)	(17,970,580)	(755,688)	(1,300,909)
Net increase (decrease)	(5,787,922)	(6,126,605)	(7,676,793)	(15,243,401)	92,079	(336,411)
Shares outstanding, beginning of year	57,267,648	63,394,253	52,064,563	67,307,964	1,960,082	2,296,493
Shares outstanding, end of year	51,479,726	57,267,648	44,387,770	52,064,563	2,052,161	1,960,082

Class P
Shares sold	786,078	385,435	15,897,630	3,609,335	405,751	2,196,262
Shares repurchased	(14,906,355)	(16,573,179)	(25,119,410)	(1,989,610)	(25,145,742)	(6,765,788)
Net increase (decrease)	(14,120,277)	(16,187,744)	(9,221,780)	1,619,725	(24,739,991)	(4,569,526)
Shares outstanding, beginning of year	115,759,197	131,946,941	76,250,364	74,630,639	95,382,410	99,951,936
Shares outstanding, end of year	101,638,920	115,759,197	67,028,584	76,250,364	70,642,419	95,382,410

	Managed Bond		Short Duration Bond		Emerging Markets Debt
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	5,180,175	7,147,473	12,148,286	13,125,014	764,800	1,420,613
Shares repurchased	(31,694,283)	(22,077,215)	(5,132,346)	(7,084,452)	(571,139)	(546,924)
Net increase (decrease)	(26,514,108)	(14,929,742)	7,015,940	6,040,562	193,661	873,689
Shares outstanding, beginning of year	116,208,830	131,138,572	35,519,765	29,479,203	1,595,200	721,511
Shares outstanding, end of year	89,694,722	116,208,830	42,535,705	35,519,765	1,788,861	1,595,200

Class P
Shares sold	7,512,541	1,337,436	1,204,060	1,169,790	36,738,251	8,273,440
Shares repurchased	(86,034,012)	(25,181,092)	(14,664,931)	(29,687,317)	(8,061,462)	(4,907,693)
Net increase (decrease)	(78,521,471)	(23,843,656)	(13,460,871)	(28,517,527)	28,676,789	3,365,747
Shares outstanding, beginning of year	264,526,973	288,370,629	196,515,645	225,033,172	94,080,658	90,714,911
Shares outstanding, end of year	186,005,502	264,526,973	183,054,774	196,515,645	122,757,447	94,080,658

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	American Funds Growth		American Funds Growth-Income		Comstock
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	3,253,539	2,883,219	3,287,785	2,472,603	5,021,465	6,806,337
Shares repurchased	(2,261,460)	(3,062,575)	(2,168,819)	(2,344,335)	(3,685,345)	(2,686,790)
Net increase (decrease)	992,079	(179,356)	1,118,966	128,268	1,336,120	4,119,547
Shares outstanding, beginning of year	22,184,084	22,363,440	19,510,325	19,382,057	20,922,380	16,802,833
Shares outstanding, end of year	23,176,163	22,184,084	20,629,291	19,510,325	22,258,500	20,922,380

Class P
Shares sold	1,101,127	-	2,132,186	-	15,463,586	49,906
Shares repurchased	-	(241,378)	(27,123,282)	(2,367,425)	(41,535,206)	(77,079,856)
Net increase (decrease)	1,101,127	(241,378)	(24,991,096)	(2,367,425)	(26,071,620)	(77,029,950)
Shares outstanding, beginning of year	5,786,661	6,028,039	40,226,444	42,593,869	125,381,000	202,410,950
Shares outstanding, end of year	6,887,788	5,786,661	15,235,348	40,226,444	99,309,380	125,381,000

	Dividend Growth		Equity Index		Focused Growth
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	3,000,689	4,081,733	4,144,568	3,520,275	1,064,878	1,160,648
Shares repurchased	(1,647,052)	(2,154,768)	(2,724,155)	(3,444,295)	(1,960,644)	(2,738,655)
Net increase (decrease)	1,353,637	1,926,965	1,420,413	75,980	(895,766)	(1,578,007)
Shares outstanding, beginning of year	19,824,405	17,897,440	27,879,306	27,803,326	7,550,929	9,128,936
Shares outstanding, end of year	21,178,042	19,824,405	29,299,719	27,879,306	6,655,163	7,550,929

Class P
Shares sold	6,963,044	1,121,330	15,841,786	146,276	-	-
Shares repurchased	(5,814,373)	(14,855,693)	(1,169,439)	(35,198,574)	-	-
Net increase (decrease)	1,148,671	(13,734,363)	14,672,347	(35,052,298)	-	-
Shares outstanding, beginning of year	44,051,158	57,785,521	1,211,524	36,263,822	843	843
Shares outstanding, end of year	45,199,829	44,051,158	15,883,871	1,211,524	843	843

	Growth		Large-Cap Growth		Large-Cap Value
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	636,918	652,020	4,005,221	4,328,043	2,007,504	2,944,128
Shares repurchased	(3,704,840)	(4,423,895)	(5,178,683)	(7,615,091)	(3,886,514)	(4,005,264)
Net decrease	(3,067,922)	(3,771,875)	(1,173,462)	(3,287,048)	(1,879,010)	(1,061,136)
Shares outstanding, beginning of year	27,837,670	31,609,545	24,353,396	27,640,444	24,560,827	25,621,963
Shares outstanding, end of year	24,769,748	27,837,670	23,179,934	24,353,396	22,681,817	24,560,827

Class P
Shares sold	4,543,184	26,600,618	19,173,416	4,937,667	16,104,123	50,216
Shares repurchased	(2,242,290)	(5,362,009)	(26,353,947)	(61,001,643)	(35,458,002)	(72,039,078)
Net increase (decrease)	2,300,894	21,238,609	(7,180,531)	(56,063,976)	(19,353,879)	(71,988,862)
Shares outstanding, beginning of year	27,557,375	6,318,766	133,566,181	189,630,157	122,093,243	194,082,105
Shares outstanding, end of year	29,858,269	27,557,375	126,385,650	133,566,181	102,739,364	122,093,243

	Long/Short Large-Cap		Main Street Core		Mid-Cap Equity
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	2,616,797	1,745,727	969,432	321,758	1,385,354	1,880,542
Shares repurchased	(909,698)	(1,478,642)	(4,696,495)	(3,465,362)	(4,775,677)	(6,153,881)
Net increase (decrease)	1,707,099	267,085	(3,727,063)	(3,143,604)	(3,390,323)	(4,273,339)
Shares outstanding, beginning of year	4,707,815	4,440,730	24,309,150	27,452,754	25,389,158	29,662,497
Shares outstanding, end of year	6,414,914	4,707,815	20,582,087	24,309,150	21,998,835	25,389,158

Class P
Shares sold	16,104,736	665,653	5,233,953	667,117	724,318	1,013,035
Shares repurchased	(29,819,064)	(35,795,631)	(6,117,861)	(10,071,158)	(9,350,786)	(13,085,232)
Net decrease	(13,714,328)	(35,129,978)	(883,908)	(9,404,041)	(8,626,468)	(12,072,197)
Shares outstanding, beginning of year	112,358,016	147,487,994	32,629,999	42,034,040	52,037,168	64,109,365
Shares outstanding, end of year	98,643,688	112,358,016	31,746,091	32,629,999	43,410,700	52,037,168

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	3,162,247	4,176,470	2,145,727	5,887,549	828,569	1,969,797
Shares repurchased	(3,335,022)	(4,890,207)	(3,243,665)	(2,856,536)	(982,665)	(1,473,394)
Net increase (decrease)	(172,775)	(713,737)	(1,097,938)	3,031,013	(154,096)	496,403
Shares outstanding, beginning of year	25,763,436	26,477,173	7,821,920	4,790,907	4,070,074	3,573,671
Shares outstanding, end of year	25,590,661	25,763,436	6,723,982	7,821,920	3,915,978	4,070,074

Class P
Shares sold	4,863,382	320,122	3,334,535	487,738	64,770	688,388
Shares repurchased	(8,993,618)	(9,941,776)	(9,258,749)	(26,540,522)	(22,210,234)	(16,860,349)
Net decrease	(4,130,236)	(9,621,654)	(5,924,214)	(26,052,784)	(22,145,464)	(16,171,961)
Shares outstanding, beginning of year	58,305,121	67,926,775	66,788,835	92,841,619	47,741,835	63,913,796
Shares outstanding, end of year	54,174,885	58,305,121	60,864,621	66,788,835	25,596,371	47,741,835

	Small-Cap Growth		Small-Cap Index		Small-Cap Value
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	1,889,302	2,783,370	2,115,981	3,636,841	1,261,104	2,943,031
Shares repurchased	(3,411,226)	(1,540,525)	(6,497,255)	(4,715,956)	(2,389,089)	(2,804,083)
Net increase (decrease)	(1,521,924)	1,242,845	(4,381,274)	(1,079,115)	(1,127,985)	138,948
Shares outstanding, beginning of year	12,260,211	11,017,366	29,333,249	30,412,364	14,163,366	14,024,418
Shares outstanding, end of year	10,738,287	12,260,211	24,951,975	29,333,249	13,035,381	14,163,366

Class P
Shares sold	10,516,468	124,170	62,232	73,398	14,139,599	81,338
Shares repurchased	(4,045,588)	(7,180,365)	(7,457,676)	(12,274,357)	(4,665,924)	(6,410,784)
Net increase (decrease)	6,470,880	(7,056,195)	(7,395,444)	(12,200,959)	9,473,675	(6,329,446)
Shares outstanding, beginning of year	27,485,699	34,541,894	17,444,378	29,645,337	17,998,933	24,328,379
Shares outstanding, end of year	33,956,579	27,485,699	10,048,934	17,444,378	27,472,608	17,998,933

	Value Advantage (1)		Health Sciences		Real Estate
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	2,096,441	341,222	2,268,622	2,809,203	3,648,254	2,454,401
Shares repurchased	(640,039)	(22,985)	(1,957,393)	(1,806,360)	(3,302,942)	(2,851,384)
Net increase (decrease)	1,456,402	318,237	311,229	1,002,843	345,312	(396,983)
Shares outstanding, beginning of year or period	318,237	-	11,930,742	10,927,899	16,928,212	17,325,195
Shares outstanding, end of year or period	1,774,639	318,237	12,241,971	11,930,742	17,273,524	16,928,212

Class P
Shares sold	941,349	74,168,325	-	-	24,292	120,200
Shares repurchased	(8,286,827)	(2,439,206)	-	-	(24,303,362)	(3,122,660)
Net increase (decrease)	(7,345,478)	71,729,119	-	-	(24,279,070)	(3,002,460)
Shares outstanding, beginning of year or period	71,729,119	-	773	773	46,487,319	49,489,779
Shares outstanding, end of year or period	64,383,641	71,729,119	773	773	22,208,249	46,487,319

	Technology		Emerging Markets		International Large-Cap
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	4,064,992	3,308,794	3,819,919	4,030,447	8,022,886	11,043,016
Shares repurchased	(3,600,758)	(3,403,974)	(6,152,431)	(6,049,162)	(9,440,173)	(9,940,636)
Net increase (decrease)	464,234	(95,180)	(2,332,512)	(2,018,715)	(1,417,287)	1,102,380
Shares outstanding, beginning of year	16,121,955	16,217,135	28,619,078	30,637,793	65,017,324	63,914,944
Shares outstanding, end of year	16,586,189	16,121,955	26,286,566	28,619,078	63,600,037	65,017,324

Class P
Shares sold	-	-	10,963,896	10,839,283	117,938,072	1,679,462
Shares repurchased	-	-	(8,135,187)	(2,391,844)	(12,759,658)	(84,104,671)
Net increase (decrease)	-	-	2,828,709	8,447,439	105,178,414	(82,425,209)
Shares outstanding, beginning of year	1,837	1,837	82,431,451	73,984,012	137,587,452	220,012,661
Shares outstanding, end of year	1,837	1,837	85,260,160	82,431,451	242,765,866	137,587,452

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	International Small-Cap		International Value		Currency Strategies
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	2,058,984	2,570,759	1,804,690	1,789,019	341,414	383,975
Shares repurchased	(1,920,758)	(2,506,193)	(3,169,607)	(4,367,035)	(169,846)	(151,799)
Net increase (decrease)	138,226	64,566	(1,364,917)	(2,578,016)	171,568	232,176
Shares outstanding, beginning of year	7,095,892	7,031,326	30,042,690	32,620,706	254,846	22,670
Shares outstanding, end of year	7,234,118	7,095,892	28,677,773	30,042,690	426,414	254,846

Class P
Shares sold	42,028	831,162	35,997,624	769,849	29,030,343	1,523,379
Shares repurchased	(16,954,472)	(12,822,024)	(15,006,898)	(44,406,497)	(5,744,018)	(9,989,632)
Net increase (decrease)	(16,912,444)	(11,990,862)	20,990,726	(43,636,648)	23,286,325	(8,466,253)
Shares outstanding, beginning of year	123,681,225	135,672,087	70,167,221	113,803,869	138,949,945	147,416,198
Shares outstanding, end of year	106,768,781	123,681,225	91,157,947	70,167,221	162,236,270	138,949,945

	Global Absolute Return		Precious Metals		American Funds Asset Allocation
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	523,767	1,026,959	4,043,955	2,233,912	24,564,453	44,960,723
Shares repurchased	(235,979)	(385,510)	(2,548,219)	(782,446)	(2,077,493)	(275,679)
Net increase	287,788	641,449	1,495,736	1,451,466	22,486,960	44,685,044
Shares outstanding, beginning of year	733,921	92,472	1,719,254	267,788	81,643,516	36,958,472
Shares outstanding, end of year	1,021,709	733,921	3,214,990	1,719,254	104,130,476	81,643,516

Class P
Shares sold	298,425	570,873	4,266,767	17,505,970
Shares repurchased	(50,048,612)	(8,054,227)	(34,118,670)	(4,525,327)
Net increase (decrease)	(49,750,187)	(7,483,354)	(29,851,903)	12,980,643
Shares outstanding, beginning of year	195,801,196	203,284,550	108,347,954	95,367,311
Shares outstanding, end of year	146,051,009	195,801,196	78,496,051	108,347,954

	Pacific Dynamix-Conservative Growth		Pacific Dynamix-Moderate Growth		Pacific Dynamix-Growth
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	7,100,049	8,097,282	23,322,667	29,197,375	6,335,579	7,269,454
Shares repurchased	(1,158,286)	(2,574,641)	(740,767)	(2,393,519)	(1,517,620)	(1,230,806)
Net increase	5,941,763	5,522,641	22,581,900	26,803,856	4,817,959	6,038,648
Shares outstanding, beginning of year	26,855,745	21,333,104	75,180,003	48,376,147	25,509,304	19,470,656
Shares outstanding, end of year	32,797,508	26,855,745	97,761,903	75,180,003	30,327,263	25,509,304

	Portfolio Optimization Conservative		Portfolio Optimization Moderate-Conservative		Portfolio Optimization Moderate
	2014	2013	2014	2013	2014	2013
Class I
Shares sold	9,705,066	13,262,571	7,166,400	13,622,516	4,347,307	22,345,051
Shares repurchased	(55,104,487)	(109,427,919)	(48,780,298)	(64,735,082)	(151,268,978)	(117,534,465)
Net decrease	(45,399,421)	(96,165,348)	(41,613,898)	(51,112,566)	(146,921,671)	(95,189,414)
Shares outstanding, beginning of year	260,185,316	356,350,664	397,520,797	448,633,363	1,363,435,334	1,458,624,748
Shares outstanding, end of year	214,785,895	260,185,316	355,906,899	397,520,797	1,216,513,663	1,363,435,334

	Portfolio Optimization Growth		Portfolio Optimization Aggressive-Growth
	2014	2013	2014	2013
Class I
Shares sold	4,461,526	6,379,982	1,411,963	3,812,425
Shares repurchased	(143,202,972)	(126,599,001)	(31,917,538)	(29,229,822)
Net decrease	(138,741,446)	(120,219,019)	(30,505,575)	(25,417,397)
Shares outstanding, beginning of year	1,116,806,912	1,237,025,931	237,573,718	262,991,115
Shares outstanding, end of year	978,065,466	1,116,806,912	207,068,143	237,573,718

(1)	Operations commenced on April 30, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy (formerly named Inflation Protected), Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused Growth (formerly named Focused 30), Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (collectively the “Trust”) (forty-seven of fifty-six portfolios comprising Pacific Select Fund) as of December 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Floating Rate Income, and Value Advantage Portfolios, for the year ended December 31, 2014 and the period from commencement of operations through December 31, 2013), the statements of cash flows for the year then ended for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets, the cash flows for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2015

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2014 to December 31, 2014.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/14” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/14-12/31/14” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2014 to December 31, 2014.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/14-12/31/14.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Diversified Bond
Actual
Class I	$1,000.00	$1,019.00	0.64%	$3.26
Class P	1,000.00	1,020.10	0.43%	2.19
Hypothetical
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class P	1,000.00	1,023.04	0.43%	2.19

Floating Rate Income
Actual
Class I	$1,000.00	$984.90	0.93%	$4.65
Class P	1,000.00	985.90	0.73%	3.65
Hypothetical
Class I	$1,000.00	$1,020.52	0.93%	$4.74
Class P	1,000.00	1,021.53	0.73%	3.72

Floating Rate Loan
Actual
Class I	$1,000.00	$993.20	0.94%	$4.72
Class P	1,000.00	994.20	0.74%	3.72
Hypothetical
Class I	$1,000.00	$1,020.47	0.94%	$4.79
Class P	1,000.00	1,021.48	0.74%	3.77

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
High Yield Bond
Actual
Class I	$1,000.00	$954.80	0.63%	$3.10
Class P	1,000.00	955.80	0.43%	2.12
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual
Class I	$1,000.00	$969.00	0.72%	$3.57
Class P	1,000.00	970.00	0.51%	2.53
Hypothetical
Class I	$1,000.00	$1,021.58	0.72%	$3.67
Class P	1,000.00	1,022.63	0.51%	2.60

Inflation Strategy
Actual
Class I	$1,000.00	$978.20	0.60%	$2.99
Class P	1,000.00	979.20	0.40%	2.00
Hypothetical
Class I	$1,000.00	$1,022.18	0.60%	$3.06
Class P	1,000.00	1,023.19	0.40%	2.04

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Managed Bond
Actual
Class I	$1,000.00	$1,010.90	0.63%	$3.19
Class P	1,000.00	1,011.90	0.43%	2.18
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Short Duration Bond
Actual
Class I	$1,000.00	$996.90	0.63%	$3.17
Class P	1,000.00	997.90	0.43%	2.17
Hypothetical
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual
Class I	$1,000.00	$904.20	1.03%	$4.94
Class P	1,000.00	905.20	0.83%	3.99
Hypothetical
Class I	$1,000.00	$1,020.01	1.03%	$5.24
Class P	1,000.00	1,021.02	0.83%	4.23

American Funds Growth (2)
Actual
Class I	$1,000.00	$1,026.90	0.52%	$2.66
Class P	1,000.00	1,027.90	0.32%	1.64
Hypothetical
Class I	$1,000.00	$1,022.58	0.52%	$2.65
Class P	1,000.00	1,023.59	0.32%	1.63

American Funds Growth-Income (2)
Actual
Class I	$1,000.00	$1,033.20	0.52%	$2.66
Class P	1,000.00	1,034.20	0.32%	1.64
Hypothetical
Class I	$1,000.00	$1,022.58	0.52%	$2.65
Class P	1,000.00	1,023.59	0.32%	1.63

Comstock
Actual
Class I	$1,000.00	$1,025.30	0.91%	$4.65
Class P	1,000.00	1,026.30	0.71%	3.63
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Dividend Growth
Actual
Class I	$1,000.00	$1,063.70	0.89%	$4.63
Class P	1,000.00	1,064.80	0.69%	3.59
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Equity Index
Actual
Class I	$1,000.00	$1,059.80	0.27%	$1.40
Class P	1,000.00	1,060.80	0.07%	0.36
Hypothetical
Class I	$1,000.00	$1,023.84	0.27%	$1.38
Class P	1,000.00	1,024.85	0.07%	0.36

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Focused Growth
Actual
Class I	$1,000.00	$1,091.50	0.97%	$5.11
Class P	1,000.00	1,092.60	0.76%	4.01
Hypothetical
Class I	$1,000.00	$1,020.32	0.97%	$4.94
Class P	1,000.00	1,021.37	0.76%	3.87

Growth
Actual
Class I	$1,000.00	$1,059.10	0.77%	$4.00
Class P	1,000.00	1,060.20	0.58%	3.01
Hypothetical
Class I	$1,000.00	$1,021.32	0.77%	$3.92
Class P	1,000.00	1,022.28	0.58%	2.96

Large-Cap Growth
Actual
Class I	$1,000.00	$1,078.20	0.89%	$4.66
Class P	1,000.00	1,079.30	0.69%	3.62
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Large-Cap Value
Actual
Class I	$1,000.00	$1,044.00	0.82%	$4.22
Class P	1,000.00	1,045.10	0.62%	3.20
Hypothetical
Class I	$1,000.00	$1,021.07	0.82%	$4.18
Class P	1,000.00	1,022.08	0.62%	3.16

Long/Short Large-Cap
Actual
Class I	$1,000.00	$1,075.40	2.14%	$11.19
Class P	1,000.00	1,076.50	1.94%	10.15
Hypothetical
Class I	$1,000.00	$1,014.42	2.14%	$10.87
Class P	1,000.00	1,015.43	1.94%	9.86

Main Street Core
Actual
Class I	$1,000.00	$1,043.10	0.67%	$3.45
Class P	1,000.00	1,044.10	0.48%	2.47
Hypothetical
Class I	$1,000.00	$1,021.83	0.67%	$3.41
Class P	1,000.00	1,022.79	0.48%	2.45

Mid-Cap Equity
Actual
Class I	$1,000.00	$986.80	0.87%	$4.36
Class P	1,000.00	987.80	0.68%	3.41
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual
Class I	$1,000.00	$1,043.10	0.87%	$4.48
Class P	1,000.00	1,044.20	0.67%	3.45
Hypothetical
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class P	1,000.00	1,021.83	0.67%	3.41

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Mid-Cap Value
Actual
Class I	$1,000.00	$970.30	0.91%	$4.52
Class P	1,000.00	971.30	0.71%	3.53
Hypothetical
Class I	$1,000.00	$1,020.62	0.91%	$4.63
Class P	1,000.00	1,021.63	0.71%	3.62

Small-Cap Equity
Actual
Class I	$1,000.00	$975.90	0.88%	$4.38
Class P	1,000.00	976.90	0.69%	3.44
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.73	0.69%	3.52

Small-Cap Growth
Actual
Class I	$1,000.00	$1,014.30	0.83%	$4.21
Class P	1,000.00	1,015.30	0.63%	3.20
Hypothetical
Class I	$1,000.00	$1,021.02	0.83%	$4.23
Class P	1,000.00	1,022.03	0.63%	3.21

Small-Cap Index
Actual
Class I	$1,000.00	$1,014.10	0.53%	$2.69
Class P	1,000.00	1,015.10	0.34%	1.73
Hypothetical
Class I	$1,000.00	$1,022.53	0.53%	$2.70
Class P	1,000.00	1,023.49	0.34%	1.73

Small-Cap Value
Actual
Class I	$1,000.00	$989.70	0.99%	$4.96
Class P	1,000.00	990.70	0.79%	3.96
Hypothetical
Class I	$1,000.00	$1,020.21	0.99%	$5.04
Class P	1,000.00	1,021.22	0.79%	4.02

Value Advantage
Actual
Class I	$1,000.00	$1,055.30	0.89%	$4.61
Class P	1,000.00	1,056.40	0.69%	3.58
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Health Sciences
Actual
Class I	$1,000.00	$1,159.30	1.13%	$6.15
Class P	1,000.00	1,160.50	0.92%	5.01
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.57	0.92%	4.69

Real Estate
Actual
Class I	$1,000.00	$1,111.80	1.05%	$5.59
Class P	1,000.00	1,113.00	0.85%	4.53
Hypothetical
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class P	1,000.00	1,020.92	0.85%	4.33

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Technology
Actual
Class I	$1,000.00	$986.60	1.14%	$5.71
Class P	1,000.00	987.70	0.93%	4.66
Hypothetical
Class I	$1,000.00	$1,019.46	1.14%	$5.80
Class P	1,000.00	1,020.52	0.93%	4.74

Emerging Markets
Actual
Class I	$1,000.00	$894.80	1.07%	$5.11
Class P	1,000.00	895.70	0.87%	4.16
Hypothetical
Class I	$1,000.00	$1,019.81	1.07%	$5.45
Class P	1,000.00	1,020.82	0.87%	4.43

International Large-Cap
Actual
Class I	$1,000.00	$925.90	0.98%	$4.76
Class P	1,000.00	926.80	0.79%	3.84
Hypothetical
Class I	$1,000.00	$1,020.27	0.98%	$4.99
Class P	1,000.00	1,021.22	0.79%	4.02

International Small-Cap
Actual
Class I	$1,000.00	$921.30	1.06%	$5.13
Class P	1,000.00	922.20	0.86%	4.17
Hypothetical
Class I	$1,000.00	$1,019.86	1.06%	$5.40
Class P	1,000.00	1,020.87	0.86%	4.38

International Value
Actual
Class I	$1,000.00	$883.30	0.88%	$4.18
Class P	1,000.00	884.20	0.68%	3.23
Hypothetical
Class I	$1,000.00	$1,020.77	0.88%	$4.48
Class P	1,000.00	1,021.78	0.68%	3.47

Currency Strategies
Actual
Class I	$1,000.00	$1,059.40	0.89%	$4.62
Class P	1,000.00	1,060.40	0.69%	3.58
Hypothetical
Class I	$1,000.00	$1,020.72	0.89%	$4.53
Class P	1,000.00	1,021.73	0.69%	3.52

Global Absolute Return
Actual
Class I	$1,000.00	$1,042.80	1.13%	$5.82
Class P	1,000.00	1,043.90	0.93%	4.79
Hypothetical
Class I	$1,000.00	$1,019.51	1.13%	$5.75
Class P	1,000.00	1,020.52	0.93%	4.74

Precious Metals
Actual
Class I	$1,000.00	$717.90	0.95%	$4.11
Class P	1,000.00	718.60	0.74%	3.21
Hypothetical
Class I	$1,000.00	$1,020.42	0.95%	$4.84
Class P	1,000.00	1,021.48	0.74%	3.77

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
American Funds Asset Allocation (2)
Actual
Class I	$1,000.00	$1,012.10	0.50%	$2.54
Hypothetical
Class I	$1,000.00	$1,022.68	0.50%	$2.55

Pacific Dynamix-Conservative Growth (3)
Actual
Class I	$1,000.00	$1,008.10	0.38%	$1.92
Hypothetical
Class I	$1,000.00	$1,023.29	0.38%	$1.94

Pacific Dynamix-Moderate Growth (3)
Actual
Class I	$1,000.00	$1,003.80	0.37%	$1.87
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix-Growth (3)
Actual
Class I	$1,000.00	$1,000.10	0.37%	$1.87
Hypothetical
Class I	$1,000.00	$1,023.34	0.37%	$1.89

Portfolio Optimization Conservative (4)
Actual
Class I	$1,000.00	$994.50	0.32%	$1.61
Hypothetical
Class I	$1,000.00	$1,023.59	0.32%	$1.63

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
Portfolio Optimization Moderate-Conservative (4)
Actual
Class I	$1,000.00	$996.30	0.31%	$1.56
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Moderate (4)
Actual
Class I	$1,000.00	$997.10	0.31%	$1.56
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Growth (4)
Actual
Class I	$1,000.00	$998.40	0.31%	$1.56
Hypothetical
Class I	$1,000.00	$1,023.64	0.31%	$1.58

Portfolio Optimization Aggressive-Growth (4)
Actual
Class I	$1,000.00	$995.30	0.32%	$1.61
Hypothetical
Class I	$1,000.00	$1,023.59	0.32%	$1.63

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	The annualized expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invest.
(3)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the Pacific Dynamix Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.
(4)	The annualized expense ratios for the Portfolio Optimization Portfolios do not include expenses of the Portfolio Optimization Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Portfolios invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	89

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	89

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	89

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	89

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds Series Trust; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	89

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	89

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	89

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	89

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Funds Series Trust.	89

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Funds Series Trust.	89

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	89

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	89

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	89

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	89

Eddie D. Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Funds Series Trust.	89

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	89

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	89

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2014, the “Fund Complex” consisted of Pacific Select Fund (56 portfolios) and Pacific Funds Series Trust (33 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For the other Funds, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Funds”), PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. Each of the Feeder Funds invests all of its assets in a master fund; and therefore, PLFA has not retained other sub-advisers to manage the assets of these Funds. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9-10, 2014.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    1. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes its officers and employees available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide

1

At the December 9 - 10 meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Small-Cap Growth, Health Sciences and Technology Portfolios, and the Sub-Advisory Agreement with AllianceBernstein L.P. relating to the Small-Cap Value Portfolio, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised and Feeder Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised and Feeder Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and Feeder Funds, and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers and the Master Funds in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds and Feeder Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in analyzing and recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser and/or the replacement of a Master Fund.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers, Master Funds and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency and for analyzing the use of derivatives by Sub-Advisers. With respect to the Feeder Funds and the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to the Master Funds and PAM, respectively, that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, Master Funds and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the on boarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

    2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2014, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to those Funds that pursued an index strategy, the Trustees also reviewed the tracking error of the Fund against its target index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

American Funds Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA has advised that it will be closely monitoring the Fund and would advise the Board is early 2015 what remedial actions, if any, it believed were necessary or appropriate.

American Funds Growth-Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and performed in line with its median for the ten-year period; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current individual managing the Fund at the Sub-Adviser has managed the Fund since 2013, and that PLFA has advised that it will continue to closely monitor the Fund and would advise the Board in early 2015 what remedial actions, if any, it believed were necessary or appropriate.

Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, and that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style.

Large-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since its inception in 2008 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the first quintile for the five-year period and the third quintile for the ten-year period.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

American Funds Asset Allocation Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods.

Mid-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that a new portfolio management team at the Sub-Adviser had assumed management of the Fund in 2012, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have managed the Fund since 2010, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the first quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that a co-Sub-Adviser was added in May 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Small-Cap Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2006.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that one of the co-Sub-Advisers has managed the Fund since 2013.

Health Sciences Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Real Estate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will be closely monitoring the Fund to determine whether future remedial actions are necessary or appropriate.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Precious Metals Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group is very concentrated and that slight differences in fund structures can have a significant impact on rankings, and that PLFA has advised that it will be closely monitoring the Fund to determine whether future remedial actions are necessary or appropriate.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2004.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011, that PLFA had advised that the Fund’s underperformance in 2014 had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Floating Rate Loan Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that PLFA had advised that the Fund’s underperformance had resulted from PAM’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Inflation Managed Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Fund was designed to provide a low tracking error to its benchmark and maintain certain diversification requirements under the tax code, which are challenging for this type of portfolio strategy, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the second quintile for the five-year period.

Short Duration Bond Portfolio

The Fund: (1) performed in line with the median of its Selected Performance Peer Group for the one-year period, outperformed for the three-year period and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

PD Aggregate Bond Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line with its median for the three-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line with its median for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods.

Portfolio Optimization Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its custom benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including diversifying asset class investment options by adding additional underlying Funds and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the Portfolio Optimization Portfolios, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Portfolio (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

American Funds Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

American Funds Growth-Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee. The Trustees also noted that PLFA had advised that, in its view, the Selected Expense Peer Group consists of funds of a wide variety of strategies and structures less similar to those of the Fund.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

American Funds Asset Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Precious Metals Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Aggressive – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

    4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Sub-Advisers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Sub-Advisers.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Asset Allocation Funds are funds-of-funds that invest in other Funds that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Sub-Advisers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

    5. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds, including tax benefits as well as the receipt of sponsorship fees, conference and seminar support from various Sub-Advisers or their affiliates. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

    6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders during the period covered by this report.

Shareholders of record on December 31, 2013 representing 56,444,523 shares of the Cash Management Portfolio were notified that a Special Meeting of Shareholders would be held for the Cash Management Portfolio at the offices of Pacific Life Insurance Company on April 4, 2014. 100.00% of the outstanding shares of the portfolio were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned meeting is outlined as follows:

Proposal for the Cash Management Portfolio:

To approve the Plan of Substitution providing for the shares of the Cash Management Portfolio to be substituted with Service Class shares of the Fidelity® Variable Insurance Products Money Market Portfolio.

	Votes For		Votes Against		Abstentions		Total Outstanding Shares

Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Cash Management	53,181,943	94.22%	424,781	0.75%	2,837,799	5.03%	56,444,523

*	Based on total shares outstanding

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www. sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Portfolios annual and semi-annual reports, the Master Funds documents, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.PacificLife.com

•	On the SEC’ website at http://www. sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2014 for:

• Pacific Select Fund

Form Nos.	15-20951-17
1331-15A

Pacific Dynamix Underlying Portfolios

Annual Report

As of December 31, 2014

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust as it relates specifically to the underlying portfolios (Pacific Dynamix Underlying Portfolios) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Portfolio of the Trust includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Portfolios of the Trust (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2014. PLFA also supervises the management of other portfolios; however, this report pertains to the Pacific Dynamix Underlying Portfolios of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Portfolios under its supervision. Each of these sub-advisers has written a separate commentary specific to each Pacific Dynamix Underlying Portfolio(s) and as such, is based on their opinions of how their Pacific Dynamix Underlying Portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the sub-advisers for the year ended December 31, 2014.

All views are subject to change at any time based upon market or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented. The sub-advisers and their Pacific Dynamix Underlying Portfolios as of December 31, 2014, are listed below:

Sub-adviser	Pacific Dynamix Underlying Portfolio	Page Number
SSgA Funds Management, Inc. (SSgA FM)	PD 1-3 Year Corporate Bond PD Aggregate Bond Index PD High Yield Bond Market	A-3 A-4 A-4
BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	A-5 A-6 A-7 A-7
Dimensional Fund Advisors LP (DFA)	PD Emerging Markets PD International Large-Cap	A-8 A-9

Market Conditions (for the year ended December 31, 2014)

Executive Summary

In 2014, markets around the world began to diverge as major central banks veered in different paths. Early in the year, the Federal Reserve (Fed) confirmed Janet Yellen to replace Ben Bernanke to head the U.S. central bank during an inflection point for its monetary policy. Throughout the reporting period, the Fed continued to unwind its third quantitative easing (QE) and finally ended the bond-buying stimulus program in the fourth quarter of 2014. The Fed opted to end the third QE based on signs of stabilizing economic growth, improving employment conditions, and contained inflation expectations.

While economic fundamentals seemed relatively upbeat in the U.S., many other nations did not share in America’s good fortunes. The European Central Bank (ECB) and the Bank of Japan (BoJ) continued to aggressively provide stimulus to boost the recovery of their struggling economies. Over the summer, the ECB lowered the deposit rate for banks into negative territory for the first time. This effectively penalized banks for keeping funds with the ECB and thus, incentivized them to lend to each other so that capital would eventually flow throughout the economy.

See explanation of benchmark definitions on A-9 and A-10

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The BoJ also stepped up its commitment to boost the economy through Japanese bond and stock purchases to channel cash into the markets. Additional Japanese policies sought to further depreciate the yen in an attempt to boost exports.

Emerging market countries faced numerous challenges throughout the reporting period. Several Asian countries felt the squeeze from the weakening yen, which gave an advantage to Japanese firms at the expense of other Asian exporters. Looking eastward, Russia felt the most pressure throughout the year, starting with its altercations with Ukraine that led to international sanctions that increased in severity throughout the year. During the second-half of the reporting period, oil prices plunged as supply started outstripping demand in large part due to the shale boom in the U.S. Since Russia’s economy depends on energy revenue, tumbling oil prices had devastating effects and led to the collapse of the ruble. Low oil prices also affected other emerging market economies. Net energy exporting countries in Latin America suffered heavily as oil lost approximately half its value over the second half of 2014.

In general, these global developments fueled the supranormal U.S. dollar rally over the second half of 2014. Tensions and negative economic developments outside the U.S. led to further downward pressure on foreign investments, while domestic assets appreciated due to a healthier U.S. economy was relatively healthier. Improving economic growth and hiring activity in the U.S. helped shelter domestic markets from problems around the world. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Bond yields fell despite the Fed reducing its bond purchases, which would typically be expected to have downward pressure on bond prices and push up interest rates. The yield on the 10-year Treasury started the reporting period at 3.00% and finished at 2.25%. Low inflationary expectations contributed to falling yields as inflation remained tame in the U.S. while Europe and Japan confronted deflationary conditions. Furthermore, nominal yields on German bunds and Japanese bonds remained well below those of comparable Treasury bonds. This made Treasuries more attractive on a relative basis, which further contributed to falling interest rates. Other factors that further reduced Treasury yields included geopolitical tensions in Ukraine and the Middle East that led investors to seek safe haven assets like Treasury bonds.

In 2014, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 5.97%. Long-term Treasuries were among the top performers within the fixed income market as they benefited from investors seeking safety and yields. The investment grade credit category also delivered solid gains and outperformed the high yield group over the reporting period. A sizeable portion of the high yield category encompasses energy-related issuers and thus, was negatively affected by the turmoil in oil prices.

The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well, whereas local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and saw losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category earned modest gains, which was driven by the lowered inflation expectations, but underperformed the broad fixed income market. Short duration bonds (e.g. short-term credit and bank loans) have less sensitivity to interest rates; therefore, they did not benefit from falling yields and lagged the broad fixed income market.

Domestic Equity

The U.S. equity market realized its sixth consecutive positive calendar year performance as the S&P 500 Index returned 13.69% over the reporting period. While the broad domestic equity market generally maintained its upward momentum, a conservative theme was evident. Large- and mid-capitalization stocks considerably outperformed small-capitalization stocks. From a valuation perspective, small-capitalization stocks were relatively overvalued compared to their larger counterparts. Over the reporting period, investors also showed a preference for income. Dividend-paying stocks generally performed well in an environment of low bond yields. With respect to sectors, defensive sectors (e.g. utilities, health care and consumer staples) outperformed the broad market. The utilities sector, in particular, delivered strong gains as every utilities stock in the S&P 500 Index paid dividends. On the other end of the spectrum, the energy sector was the only sector to have losses over the reporting period, which was driven by plunging oil prices. Real estate investment trusts (REITs), which tend to be associated with relatively high dividend payouts, also performed very well. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index surged 30.14% over the reporting period. With respect to style, there were negligible performance differences between value and growth.

International Equity

The foreign equity market struggled in 2014 as several key central banks tried to stave off further economic woes while other nations struggled with geopolitical issues and/or crashing oil prices. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned -4.90% and -2.19%, respectively. Both Japan and the United Kingdom (U.K.) accounted for much of the negative return of the MSCI EAFE Index with each representing approximately one-fifth of the index. While Japan’s ambitious stimulus programs may eventually help the country, its renewed economic weakness and a poorly timed sales tax increase in April constrained its markets from appreciating in 2014. Regarding the U.K., approximately one-quarter of its companies represented in the MSCI EAFE Index are linked to commodities. Commodities, especially energy, experienced a sharp decline over the reporting period. A slowdown in China and other parts of the world as well as an overabundant supply of oil contributed to falling commodity prices. Among the countries represented in the MSCI Emerging Markets Index, Russia, South Korea and Brazil were top detractors from performance. Russia and Brazil felt the pain caused by the impact of falling commodities; whereas, South Korea was hurt by the softer demand from China, and a weaker yen hurt Korean exports.

Commodities

The global slowdown created a challenging condition for commodities over the reporting period. Among the various commodity groups, the energy category experienced the deepest hardship, losing nearly half its value in 2014. A global reduction in demand in conjunction

See explanation of benchmark definitions on A-9 and A-10

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

with an oversupply of oil contributed to slumping energy prices. Although the metals category (which includes precious and industrial metals) had negative returns, they fared better than other major commodity categories. Precious metals started the first half of 2014 with strong advances but erased all of those gains as the U.S. dollar rallied in the second half of the year, and geopolitical risks in Eastern Europe and the Middle East subsided.

Concluding Remarks

Several economic and geopolitical concerns will likely spill into 2015. For instance, the considerable drop in energy prices has sent ripples around the globe. Sinking crude prices are especially painful for oil exporting countries and the energy industry. On the flip side, net importing countries and sectors that represent crude consumers, such as airlines and shippers, should benefit. While there will be winners and losers, determining how low energy prices will fall or when they will recover remains uncertain. Domestically, low oil prices will negatively impact U.S. companies that partook in the shale boom. On the contrary, given that the U.S. is the largest consumer of oil on a gross basis, the benefits of low prices could help offset some of the negative effects on the economy. Future oil prices may also shape how other geopolitical events unfold. For example, Russia, which is highly sensitive to oil prices, has seen the ruble tumble and is expected to enter into a recession. Given Russia’s limited economic and financial ties to the Western world, a worldwide financial contagion from its troubles seems unlikely.

Domestic assets have generally been the lone beneficiary of the global uncertainty and geopolitical risks that have dominated recent headlines. However, investors scrambling toward the perceived safety of U.S. assets may have propped them up above fair value, which could make the U.S. relatively unattractive compared to foreign markets. From a fundamental perspective, the U.S. economy is anticipated to continue exhibiting relative strength, but the currently elevated valuation of domestic assets may indicate that U.S. markets could be particularly sensitive to unexpected shocks. Then, there are the expected shocks that could add to market volatility, which include Fed rate hikes that are anticipated to commence in 2015.

Major central banks around the world have shown increased policy divergence as the Fed is expected to move away from its QE policies while the ECB and BoJ are expected to remain dovish. Depending on the successes of the ECB and BoJ, their respective markets may see some positive benefits if those economies avoid unexpected major setbacks.

Many risks, uncertainties and opportunities remain on the global stage. This validates the prudence of maintaining a diversified portfolio that is able to endure market turbulence in order to achieve long-term investment objectives.

PD 1-3 Year Corporate Bond Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the period ended December 31, 2014?

A. The PD 1-3 Year Corporate Bond Portfolio commenced operations on April 30, 2014. For the period since inception through December 31, 2014, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 0.08%, compared to a 0.44% return for its benchmark, the Barclays U.S. 1-3 Year Corporate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on April 30, 2014 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from inception through December 31, 2014
Since Inception (4/30/14)

Portfolio’s Class P	0.08%
Barclays U.S. 1-3 Year Corporate Bond Index	0.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through December 31, 2014, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to track as closely as possible, before fees and expenses, the total return of the Barclays U.S. 1-3 Year Corporate Bond Index. The SSgA Passive Portfolio Management Team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

See explanation of benchmark definitions on A-9 and A-10

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

2014 was a decent year for corporate bonds falling into the one to three year maturity range, as evidenced by the benchmark’s positive total return for the period. The financials sector posted the highest total returns over the reporting period while the industrial sector posted the lowest total returns. The performance of the portfolio and the benchmark benefited from exposure to the corporate bond market, as investors looking for higher yields found such yields in investment grade products. Bonds rated AAA contributed the most performance while A-rated bonds contributed the least, on a total return basis.

PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Aggregate Bond Index Portfolio’s Class P returned 5.90%, compared to a 5.97% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	5.90%	4.20%	4.41%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to track as closely as possible, before fees and expenses, the total return of the Barclays U.S. Aggregate Bond Index. The SSgA Passive Portfolio Management Team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance. Of the four major benchmark components, the largest performance contributor was the corporate sector. Conversely, the Treasury sector contributed the least, on a total return basis.

2014 was a generous year for fixed income as evidenced by the benchmark’s positive annual total return. The performance of the portfolio and the benchmark benefited from exposure to the corporate bond market, as investors looking for higher yields found them in investment grade products. At the beginning of the year, Treasuries rallied on poor growth and employment releases in the U.S as well as the patient stance of the Fed in raising interest rates. At the end of the year, Treasuries and corporates both continued to rally as economic growth prospects globally deteriorated, and volatility in the stock and commodity (mainly oil) markets sparked uneasiness in investors who sought safety. Higher yields than the country’s G7 peers coupled with geopolitics occurring over the course of the year also contributed to the performance of both the portfolio and the benchmark.

PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD High Yield Bond Market Portfolio’s Class P returned 2.19%, compared to a 2.46% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-9 and A-10

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	2.19%	8.27%	10.74%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.46%	8.98%	13.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to track as closely as possible, before fees and expenses, the total return of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The SSgA Passive Portfolio Management Team uses a stratified sampling approach to match the index’s major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Performance was mixed among the sectors of the benchmark for the reporting period. The top three performing industries within the benchmark as measured by excess return over similar duration-matched Treasuries were natural gas, brokerages/asset managers/exchanges and airlines, which contributed to benchmark performance, while the bottom three sectors were gaming, independent energy and oil field services, which detracted from benchmark performance.

High yield products displayed their resiliency at the beginning of the reporting period as tensions heated between Russia and Ukraine, causing one of the year’s first flight-to-quality episodes. This resilience continued throughout June as investors, thirsty for yield, shrugged off mixed growth pictures in the U.S. and focused their attention on the seemingly easy monetary policies of the Fed and ECB. High yield products felt the pinch towards the end of the third quarter of the reporting period as rising volatility caused investors to avoid more risky assets. Investors sought safety in Treasuries as the U.S. became involved in the fight against the ISIS militant group and more geopolitical unrest came to the surface with protests in Hong Kong and the growing Ebola crisis. It was around this time that the dramatic decline in oil prices also began to cause concerns, especially in the energy-exposed high yield market, with the effect edging to the forefront at year end as the option-adjusted spread (OAS) on the index widened dramatically.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Large-Cap Growth Index Portfolio’s Class P returned 12.90%, compared to a 13.05% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-9 and A-10

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	12.90%	15.52%	18.80%
Russell 1000 Growth Index	13.05%	15.81%	19.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. large-capitalization equities moved higher during the year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition (M&A) activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil.

From a sector perspective, U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season. Sectors that are traditionally areas of cyclical growth, such as health care and information technology, were some of the strongest performers for the reporting period. Utilities, consumer staples and financials also contributed strongly to returns. Due to falling oil prices, the energy sector suffered a large hit to returns, followed by the telecommunications sector which had softer gains.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Large-Cap Value Index Portfolio’s Class P returned 13.19%, compared to a 13.45% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	13.19%	15.09%	18.31%
Russell 1000 Value Index	13.45%	15.42%	18.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-9 and A-10

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. large-capitalization equities moved higher during the year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased M&A activity propelled market gains, pushing major U.S. large-capitalization value stock indices to all-time highs.

From a sector perspective, U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season. Also from a sector perspective, information technology, utilities, health care and financials were amongst the top performing sectors. Energy, however, caused a hit in returns due to lower oil prices, and telecommunication services saw modest gains.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Small-Cap Growth Index Portfolio’s Class P returned 5.39%, compared to a 5.60% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	5.39%	16.38%	19.49%
Russell 2000 Growth Index	5.60%	16.80%	20.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. equities, including small-capitalization stocks, moved higher during the year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased M&A activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil.

From a sector perspective, the health care sector in particular posted very strong returns, as did consumer staples. Gains were also seen from the information technology and financials sectors. The energy sector took the largest hit due to falling oil prices, followed by utilities, which also took a loss in returns.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Small-Cap Value Index Portfolio’s Class P returned 4.00%, compared to a 4.22% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-9 and A-10

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	4.00%	13.87%	17.28%
Russell 2000 Value Index	4.22%	14.26%	17.73%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. U.S. equities, including small-capitalization stocks, moved higher during the year as domestic economic growth picked up momentum and interest rates continued to be low. Improving U.S. economic data, strong corporate earnings and increased M&A activity propelled market gains, pushing major U.S. stock indices to all-time highs. While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices, particularly oil. The drop in oil caused a large fall in the energy sector. Comparatively, from a sector perspective, utilities and health care sectors performed strongly during 2014. Financials and consumer staples also experienced modest gains over the year.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD Emerging Markets Portfolio’s Class P returned -1.88%, compared to a -2.19% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	(1.88%)	1.88%	8.33%
MSCI Emerging Markets Index	(2.19%)	1.78%	9.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-9 and A-10

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P outperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select emerging markets countries. At the end of the reporting period, the portfolio held approximately 950 securities invested in 21 emerging markets countries. DFA employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large-capitalization emerging markets equities but does not attempt to track a specific benchmark index. With the portfolio’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

From a sector standpoint, the portfolio’s holdings in the consumer discretionary, financials and telecommunication services sectors outperformed those of the benchmark, contributing to the portfolio’s relative performance. The portfolio’s lower weight in the energy sector, which underperformed the broader market, also contributed to the portfolio’s relative performance. At the country level, the portfolio’s holdings in India and Taiwan were relative outperformers, and the portfolio’s lower weight in Russia, which underperformed the broader market, also contributed to the portfolio’s relative performance. Adjustments to the portfolio due to fair value pricing were significant compared to the benchmark, which does not adjust for fair value pricing, and detracted from the portfolio’s returns compared to the benchmark.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2014?

A. For the year ended December 31, 2014, the PD International Large-Cap Portfolio’s Class P returned -5.34%, compared to a -4.32% return for its benchmark, the MSCI World ex USA Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2014. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years	Since Inception (5/1/09)

Portfolio’s Class P	(5.34%)	4.76%	9.35%
MSCI World ex USA Index	(4.32%)	5.21%	10.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select international developed countries. At the end of the reporting period, the portfolio held nearly 1,350 securities invested in 22 developed countries. DFA employs a disciplined, quantitative approach, emphasizing broad diversification but does not attempt to track a specific benchmark index. With the portfolio’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities.

From a sector standpoint, the portfolio’s exclusion of REITs, which outperformed the broader market, detracted from the portfolio’s relative performance. The portfolio uses fair value pricing to price certain portfolio securities at the closing of the U.S. markets while the benchmark uses local market closing prices. Adjustments to the portfolio due to fair value pricing were significant compared to the benchmark, which does not adjust for fair value pricing, and detracted from the portfolio’s returns compared to the benchmark.

Benchmark Definitions

Barclays U.S. 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of June 2, 2014, the MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-capitalization securities in developed markets, excluding the United States.

Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

A-10

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.5%

Consumer Discretionary - 5.1%

Amazon.com Inc 1.200% due 11/29/17	$200,000	$198,034
AutoZone Inc 1.300% due 01/13/17	150,000	149,521
Carnival Corp (Panama) 1.200% due 02/05/16	100,000	99,986
Comcast Corp 6.300% due 11/15/17	350,000	396,686
6.500% due 01/15/17	550,000	607,638
DIRECTV Holdings LLC 3.500% due 03/01/16	600,000	615,935
Hyatt Hotels Corp 3.875% due 08/15/16	100,000	103,808
Johnson Controls Inc 1.400% due 11/02/17	320,000	317,336
Lowe’s Cos Inc 2.125% due 04/15/16	350,000	355,958
Macy’s Retail Holdings Inc 5.900% due 12/01/16	200,000	217,166
Marriott International Inc 6.200% due 06/15/16	100,000	107,133
Mattel Inc 2.500% due 11/01/16	100,000	102,175
McDonald’s Corp 5.800% due 10/15/17	200,000	223,672
Mohawk Industries Inc 6.125% due 01/15/16	200,000	209,495
NBCUniversal Media LLC 2.875% due 04/01/16	100,000	102,595
Omnicom Group Inc 5.900% due 04/15/16	300,000	317,657
Starbucks Corp 0.875% due 12/05/16	150,000	149,693
Target Corp 5.375% due 05/01/17	200,000	218,518
5.875% due 07/15/16	150,000	161,202
The Board of Trustees of The Leland Stanford Junior University 4.250% due 05/01/16	135,000	141,006
The Home Depot Inc 5.400% due 03/01/16	500,000	527,279
The Walt Disney Co 0.875% due 05/30/17	250,000	248,758
1.125% due 02/15/17	500,000	500,458
Thomson Reuters Corp (Canada) 0.875% due 05/23/16	250,000	248,843
Time Warner Cable Inc 5.850% due 05/01/17	350,000	382,274
Time Warner Inc 5.875% due 11/15/16	350,000	379,660
Viacom Inc 3.500% due 04/01/17	450,000	468,590
Whirlpool Corp 1.350% due 03/01/17	150,000	149,676
Wyndham Worldwide Corp 2.950% due 03/01/17	26,000	26,567

		7,727,319

Consumer Staples - 6.8%

Anheuser-Busch InBev Finance Inc 1.125% due 01/27/17	100,000	100,363
Anheuser-Busch InBev Worldwide Inc 1.375% due 07/15/17	600,000	599,878
2.875% due 02/15/16	300,000	306,984
Beam Suntory Inc 1.875% due 05/15/17	200,000	200,939

	Principal Amount	Value
Bunge Ltd Finance Corp 4.100% due 03/15/16	$200,000	$206,291
Colgate-Palmolive Co 1.300% due 01/15/17	250,000	251,434
ConAgra Foods Inc 1.300% due 01/25/16	200,000	200,050
Costco Wholesale Corp 1.125% due 12/15/17	119,000	118,322
CVS Health Corp 1.200% due 12/05/16	350,000	351,238
5.750% due 06/01/17	250,000	276,085
Diageo Capital PLC (United Kingdom) 0.625% due 04/29/16	500,000	498,720
1.500% due 05/11/17	250,000	250,492
Dr Pepper Snapple Group Inc 2.900% due 01/15/16	100,000	102,057
General Mills Inc 0.875% due 01/29/16	250,000	250,600
1.400% due 10/20/17	150,000	149,476
Kellogg Co 4.450% due 05/30/16	300,000	315,681
Kimberly-Clark Corp 6.125% due 08/01/17	200,000	223,910
Kraft Foods Group Inc 2.250% due 06/05/17	200,000	203,431
Lorillard Tobacco Co 2.300% due 08/21/17	150,000	151,064
3.500% due 08/04/16	100,000	103,011
Mondelez International Inc 4.125% due 02/09/16	350,000	363,163
PepsiCo Inc 0.950% due 02/22/17	100,000	99,748
1.250% due 08/13/17	350,000	349,569
2.500% due 05/10/16	400,000	408,884
Philip Morris International Inc 1.125% due 08/21/17	200,000	199,300
2.500% due 05/16/16	350,000	358,520
Reynolds American Inc 6.750% due 06/15/17	150,000	167,195
Sysco Corp 1.450% due 10/02/17	110,000	109,961
The Clorox Co 5.950% due 10/15/17	150,000	167,363
The Coca-Cola Co 1.800% due 09/01/16	350,000	356,074
5.350% due 11/15/17	350,000	388,408
The Hershey Co 1.500% due 11/01/16	150,000	151,873
The Kroger Co 2.200% due 01/15/17	200,000	203,291
The Procter & Gamble Co 1.450% due 08/15/16	400,000	404,906
Tyson Foods Inc 6.600% due 04/01/16	200,000	213,305
Unilever Capital Corp 2.750% due 02/10/16	200,000	204,569
Wal-Mart Stores Inc 0.600% due 04/11/16	500,000	500,023
1.000% due 04/21/17	100,000	99,862
2.800% due 04/15/16	200,000	205,343
Walgreen Co 1.800% due 09/15/17	250,000	250,304
Walgreens Boots Alliance Inc 1.750% due 11/17/17	150,000	150,487

		10,212,174

Energy - 7.5%

Anadarko Petroleum Corp 5.950% due 09/15/16	350,000	374,531
6.375% due 09/15/17	400,000	445,029

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Apache Corp 1.750% due 04/15/17	$150,000	$149,946
Boardwalk Pipelines LP 5.500% due 02/01/17	200,000	211,097
BP Capital Markets PLC (United Kingdom) 1.375% due 11/06/17	300,000	296,957
1.846% due 05/05/17	200,000	201,769
3.200% due 03/11/16	400,000	410,978
Cameron International Corp 1.400% due 06/15/17	100,000	98,588
Canadian Natural Resources Ltd (Canada) 5.700% due 05/15/17	250,000	271,178
Chevron Corp 0.889% due 06/24/16	150,000	150,476
1.104% due 12/05/17	500,000	497,871
1.345% due 11/15/17	200,000	200,317
ConocoPhillips Canada Funding Co I (Canada) 5.625% due 10/15/16	250,000	270,074
Enbridge Inc (Canada) 5.600% due 04/01/17	100,000	108,627
Energy Transfer Partners LP 6.125% due 02/15/17	200,000	216,714
Ensco PLC (United Kingdom) 3.250% due 03/15/16	250,000	254,693
Enterprise Products Operating LLC 6.300% due 09/15/17	250,000	279,697
8.375% due 08/01/66 §	250,000	268,537
EOG Resources Inc 2.500% due 02/01/16	150,000	152,776
Exxon Mobil Corp 0.921% due 03/15/17	400,000	399,720
Halliburton Co 1.000% due 08/01/16	150,000	149,946
Hess Corp 1.300% due 06/15/17	67,000	66,076
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	400,000	408,414
Kinder Morgan Inc 2.000% due 12/01/17	360,000	358,051
Marathon Oil Corp 6.000% due 10/01/17	150,000	165,457
Marathon Petroleum Corp 3.500% due 03/01/16	100,000	102,522
Nabors Industries Inc 2.350% due 09/15/16	150,000	148,470
Noble Holding International Ltd (Cayman) 3.050% due 03/01/16	75,000	75,694
Occidental Petroleum Corp 1.750% due 02/15/17	350,000	352,220
2.500% due 02/01/16	150,000	152,501
ONEOK Partners LP 3.250% due 02/01/16	250,000	255,115
Phillips 66 2.950% due 05/01/17	300,000	310,028
Pioneer Natural Resources Co 6.650% due 03/15/17	200,000	219,235
Shell International Finance BV (Netherlands) 0.900% due 11/15/16	200,000	200,271
1.125% due 08/21/17	300,000	299,704
Total Capital International SA (France) 1.500% due 02/17/17	350,000	352,526
1.550% due 06/28/17	300,000	301,226
Total Capital SA (France) 2.300% due 03/15/16	500,000	509,176
TransCanada PipeLines Ltd (Canada) 0.750% due 01/15/16	250,000	249,406
6.350% due 05/15/67 §	200,000	194,500
Transocean Inc (Cayman) 2.500% due 10/15/17	200,000	176,936
5.050% due 12/15/16	400,000	402,216

	Principal Amount	Value
Valero Energy Corp 6.125% due 06/15/17	$200,000	$219,822
Weatherford International LLC 6.350% due 06/15/17	200,000	213,934
Williams Partners LP 7.250% due 02/01/17	200,000	220,562

		11,363,583

Financials - 49.0%

Abbey National Treasury Services PLC (United Kingdom) 1.375% due 03/13/17	400,000	399,756
1.650% due 09/29/17	100,000	99,778
Aflac Inc 2.650% due 02/15/17	250,000	257,374
American Express Centurion Bank 6.000% due 09/13/17	600,000	669,155
American Express Credit Corp 1.125% due 06/05/17	450,000	448,911
1.300% due 07/29/16	500,000	502,495
1.550% due 09/22/17	305,000	305,821
2.375% due 03/24/17	750,000	767,445
American Honda Finance Corp 1.125% due 10/07/16	200,000	201,067
1.200% due 07/14/17	150,000	149,543
American International Group Inc 5.450% due 05/18/17	350,000	382,122
Aon Corp 3.125% due 05/27/16	250,000	256,675
ARC Properties Operating Partnership LP REIT 2.000% due 02/06/17	250,000	238,519
Australia & New Zealand Banking Group Ltd (Australia) 1.250% due 01/10/17	400,000	400,343
1.250% due 06/13/17	200,000	199,602
AvalonBay Communities Inc REIT 5.700% due 03/15/17	200,000	217,571
Bank of America Corp 1.250% due 01/11/16	900,000	901,948
1.700% due 08/25/17	450,000	450,423
3.875% due 03/22/17	250,000	261,728
5.750% due 08/15/16	1,500,000	1,597,896
6.400% due 08/28/17	500,000	557,463
Bank of America NA 1.125% due 11/14/16	850,000	847,567
1.250% due 02/14/17	1,500,000	1,497,412
Bank of Montreal (Canada) 1.300% due 07/15/16	400,000	402,494
1.300% due 07/14/17	250,000	249,116
2.500% due 01/11/17	250,000	256,180
Barclays Bank PLC (United Kingdom) 5.000% due 09/22/16	400,000	426,527
BB&T Corp 1.600% due 08/15/17	250,000	250,042
3.950% due 04/29/16	500,000	517,880
Berkshire Hathaway Finance Corp 0.950% due 08/15/16	750,000	752,960
1.600% due 05/15/17	400,000	403,678
BioMed Realty LP REIT 3.850% due 04/15/16	100,000	103,319
BNP Paribas SA (France) 1.375% due 03/17/17	650,000	648,560
2.375% due 09/14/17	500,000	508,918
BPCE SA (France) 1.625% due 02/10/17	250,000	250,895
Branch Banking & Trust Co 1.000% due 04/03/17	500,000	496,221
1.350% due 10/01/17	250,000	248,841

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Canadian Imperial Bank of Commerce (Canada) 1.350% due 07/18/16	$500,000	$503,477
Capital One Bank USA NA 1.200% due 02/13/17	300,000	297,569
Capital One Financial Corp 3.150% due 07/15/16	500,000	514,537
Capital One NA 1.500% due 09/05/17	300,000	297,797
Caterpillar Financial Services Corp 1.000% due 03/03/17	500,000	499,086
1.250% due 08/18/17	200,000	199,317
1.250% due 11/06/17	400,000	398,412
2.050% due 08/01/16	350,000	356,942
Citigroup Inc 1.250% due 01/15/16	1,000,000	1,001,429
1.300% due 04/01/16	250,000	250,480
1.300% due 11/15/16	1,000,000	999,514
1.350% due 03/10/17	250,000	248,968
1.550% due 08/14/17	300,000	299,288
1.850% due 11/24/17	1,000,000	999,624
4.450% due 01/10/17	300,000	317,295
5.500% due 02/15/17	500,000	537,791
CNA Financial Corp 6.500% due 08/15/16	100,000	108,232
Comerica Bank 5.750% due 11/21/16	250,000	270,920
Commonwealth Bank of Australia (Australia) 1.125% due 03/13/17	400,000	398,826
1.400% due 09/08/17	350,000	348,352
Compass Bank 1.850% due 09/29/17	250,000	249,117
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 3.375% due 01/19/17	500,000	521,878
Credit Suisse NY (Switzerland) 1.375% due 05/26/17	750,000	748,505
Deutsche Bank AG (Germany) 1.350% due 05/30/17	350,000	347,384
1.400% due 02/13/17	250,000	249,622
3.250% due 01/11/16	350,000	357,739
6.000% due 09/01/17	400,000	444,660
ERP Operating LP REIT 5.375% due 08/01/16	150,000	159,959
5.750% due 06/15/17	150,000	165,226
Essex Portfolio LP REIT 5.500% due 03/15/17	232,000	251,388
Fifth Third Bancorp 3.625% due 01/25/16	500,000	512,546
Fifth Third Bank 1.350% due 06/01/17	200,000	199,976
Ford Motor Credit Co LLC 1.684% due 09/08/17	300,000	297,827
1.700% due 05/09/16	500,000	502,041
2.500% due 01/15/16	450,000	455,222
3.000% due 06/12/17	350,000	359,336
8.000% due 12/15/16	500,000	560,250
General Electric Capital Corp 1.000% due 01/08/16	1,000,000	1,004,050
1.250% due 05/15/17	200,000	200,453
1.600% due 11/20/17	350,000	352,424
2.300% due 04/27/17	350,000	358,711
2.450% due 03/15/17	1,000,000	1,027,978
3.350% due 10/17/16	900,000	936,552
5.625% due 09/15/17	400,000	444,220
HCP Inc REIT 3.750% due 02/01/16	350,000	359,865
Health Care REIT Inc 3.625% due 03/15/16	200,000	205,942
HSBC Finance Corp 5.500% due 01/19/16	500,000	522,970

	Principal Amount	Value
HSBC USA Inc 1.500% due 11/13/17	$200,000	$199,759
Intesa Sanpaolo SPA (Italy) 2.375% due 01/13/17	250,000	252,326
3.125% due 01/15/16	350,000	355,678
Jefferies Group LLC 5.500% due 03/15/16	200,000	207,750
JPMorgan Chase & Co 1.125% due 02/26/16	200,000	200,616
1.350% due 02/15/17	1,000,000	1,000,552
2.000% due 08/15/17	500,000	505,109
3.150% due 07/05/16	850,000	874,141
3.450% due 03/01/16	1,500,000	1,540,317
JPMorgan Chase Bank NA 6.000% due 10/01/17	300,000	333,201
KeyBank NA 1.100% due 11/25/16	250,000	249,752
Kimco Realty Corp REIT 5.783% due 03/15/16	100,000	105,364
Lincoln National Corp 7.000% due 05/17/66 §	250,000	251,550
Lloyds Bank PLC (United Kingdom) 4.875% due 01/21/16	350,000	364,238
Manufacturers & Traders Trust Co 1.400% due 07/25/17	250,000	249,807
5.629% due 12/01/21 §	250,000	261,545
McGraw Hill Financial Inc 5.900% due 11/15/17	100,000	108,741
MetLife Inc 6.750% due 06/01/16	450,000	485,412
Morgan Stanley 1.750% due 02/25/16	200,000	201,177
3.800% due 04/29/16	750,000	775,171
4.750% due 03/22/17	400,000	426,327
5.550% due 04/27/17	1,000,000	1,086,091
6.250% due 08/28/17	150,000	166,744
MUFG Capital Financial 1 Ltd (Cayman) 6.346% § ±	400,000	427,065
MUFG Union Bank NA 3.000% due 06/06/16	400,000	410,884
National Australia Bank Ltd (Australia) 1.300% due 07/25/16	500,000	503,058
2.750% due 03/09/17	250,000	257,729
National Rural Utilities Cooperative Finance Corp 1.100% due 01/27/17	500,000	498,733
Nomura Holdings Inc (Japan) 2.000% due 09/13/16	500,000	504,374
NYSE Euronext 2.000% due 10/05/17	200,000	201,853
ORIX Corp (Japan) 3.750% due 03/09/17	300,000	312,527
PACCAR Financial Corp 0.750% due 05/16/16	300,000	300,107
PNC Bank NA 0.800% due 01/28/16	250,000	250,483
1.150% due 11/01/16	700,000	701,424
PNC Funding Corp 2.700% due 09/19/16	200,000	205,525
5.625% due 02/01/17	242,000	261,318
Prudential Financial Inc 3.000% due 05/12/16	250,000	256,314
Raymond James Financial Inc 4.250% due 04/15/16	100,000	103,733
Royal Bank of Canada (Canada) 1.200% due 01/23/17	400,000	399,931
1.250% due 06/16/17	700,000	697,431
1.400% due 10/13/17	150,000	149,621
2.300% due 07/20/16	500,000	510,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Royal Bank of Scotland Group PLC (United Kingdom) 1.875% due 03/31/17	$400,000	$399,924
Simon Property Group LP REIT 2.150% due 09/15/17	200,000	203,525
2.800% due 01/30/17	300,000	309,077
Societe Generale SA (France) 2.750% due 10/12/17	300,000	307,572
Sumitomo Mitsui Banking Corp (Japan) 0.900% due 01/18/16	300,000	299,859
1.300% due 01/10/17	250,000	249,663
1.350% due 07/11/17	250,000	247,836
SunTrust Banks Inc 3.600% due 04/15/16	500,000	515,962
Svenska Handelsbanken AB (Sweden) 2.875% due 04/04/17	500,000	517,097
Synchrony Financial 1.875% due 08/15/17	135,000	135,354
The Allstate Corp 6.125% due 05/15/67 §	200,000	211,750
The Bank of New York Mellon Corp 1.969% due 06/20/17	200,000	203,110
2.300% due 07/28/16	500,000	511,252
The Bank of Nova Scotia (Canada) 1.250% due 04/11/17	500,000	498,685
1.300% due 07/21/17	150,000	149,615
1.375% due 07/15/16	500,000	503,655
The Chubb Corp 6.375% due 03/29/67 §	200,000	215,410
The Goldman Sachs Group Inc 3.625% due 02/07/16	1,250,000	1,283,132
5.625% due 01/15/17	1,000,000	1,072,963
6.250% due 09/01/17	900,000	1,002,072
The Hartford Financial Services Group Inc 5.375% due 03/15/17	150,000	162,124
The Huntington National Bank 1.375% due 04/24/17	250,000	248,110
The Progressive Corp 6.700% due 06/15/67 §	100,000	108,675
The Toronto-Dominion Bank (Canada) 2.375% due 10/19/16	500,000	511,945
2.500% due 07/14/16	500,000	512,517
The Travelers Cos Inc 6.250% due 06/20/16	150,000	161,552
Toyota Motor Credit Corp 1.125% due 05/16/17	250,000	249,292
1.250% due 10/05/17	200,000	199,552
1.750% due 05/22/17	100,000	100,948
2.050% due 01/12/17	750,000	764,425
2.800% due 01/11/16	150,000	153,319
UBS AG (Switzerland) 1.375% due 08/14/17	250,000	248,549
5.875% due 07/15/16	500,000	535,254
US Bancorp 1.650% due 05/15/17	250,000	252,021
2.200% due 11/15/16	750,000	765,886
Ventas Realty LP REIT 1.250% due 04/17/17	150,000	148,739
1.550% due 09/26/16	300,000	301,411
Wachovia Corp 5.625% due 10/15/16	750,000	807,113
Wells Fargo & Co 1.150% due 06/02/17	850,000	846,174
1.250% due 07/20/16	500,000	501,970
1.400% due 09/08/17	300,000	299,895
2.100% due 05/08/17	500,000	508,796
5.625% due 12/11/17	350,000	389,497
Wells Fargo Bank NA 6.000% due 11/15/17	250,000	280,435

	Principal Amount	Value
Westpac Banking Corp (Australia) 0.950% due 01/12/16	$650,000	$651,679
1.200% due 05/19/17	118,000	117,552
2.000% due 08/14/17	200,000	202,785
XLIT Ltd (Cayman) 6.500% § ±	250,000	239,375

		74,031,108

Health Care - 8.3%

AbbVie Inc 1.750% due 11/06/17	800,000	802,350
Actavis Funding SCS (Luxembourg) 1.300% due 06/15/17	150,000	147,411
Actavis Inc 1.875% due 10/01/17	200,000	199,371
Aetna Inc 1.500% due 11/15/17	250,000	248,241
Allergan Inc 5.750% due 04/01/16	200,000	211,699
AmerisourceBergen Corp 1.150% due 05/15/17	250,000	248,122
Amgen Inc 1.250% due 05/22/17	350,000	347,570
2.125% due 05/15/17	200,000	202,753
2.300% due 06/15/16	350,000	355,732
Anthem Inc 2.375% due 02/15/17	300,000	305,751
5.875% due 06/15/17	200,000	220,035
AstraZeneca PLC (United Kingdom) 5.900% due 09/15/17	350,000	392,709
Baxter International Inc 1.850% due 01/15/17	300,000	303,568
Becton Dickinson & Co 1.750% due 11/08/16	100,000	100,812
Boston Scientific Corp 6.400% due 06/15/16	250,000	267,649
Bristol-Myers Squibb Co 0.875% due 08/01/17	200,000	198,344
CareFusion Corp 1.450% due 05/15/17	75,000	74,539
Celgene Corp 1.900% due 08/15/17	250,000	251,057
Cigna Corp 2.750% due 11/15/16	250,000	256,908
Covidien International Finance SA (Luxembourg) 6.000% due 10/15/17	250,000	279,973
Eli Lilly & Co 5.200% due 03/15/17	200,000	217,600
Express Scripts Holding Co 1.250% due 06/02/17	85,000	84,199
2.650% due 02/15/17	500,000	511,537
3.125% due 05/15/16	200,000	205,701
Gilead Sciences Inc 3.050% due 12/01/16	150,000	155,765
GlaxoSmithKline Capital Inc 0.700% due 03/18/16	400,000	400,176
GlaxoSmithKline Capital PLC (United Kingdom) 1.500% due 05/08/17	150,000	150,746
Johnson & Johnson 0.700% due 11/28/16	250,000	250,032
1.125% due 11/21/17	200,000	199,559
2.150% due 05/15/16	250,000	255,268
Laboratory Corp of America Holdings 3.125% due 05/15/16	150,000	154,023
McKesson Corp 1.292% due 03/10/17	400,000	398,304
Medtronic Inc 2.625% due 03/15/16	200,000	204,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Merck & Co Inc 0.700% due 05/18/16	$500,000	$500,386
Mylan Inc 1.800% due 06/24/16	200,000	201,325
Perrigo Co PLC (Ireland) 1.300% due 11/08/16	200,000	199,271
Pfizer Inc 1.100% due 05/15/17	200,000	199,953
Quest Diagnostics Inc 3.200% due 04/01/16	200,000	205,019
Sanofi (France) 2.625% due 03/29/16	400,000	409,907
Stryker Corp 2.000% due 09/30/16	200,000	203,353
Teva Pharmaceutical Finance Co BV (Netherlands) 2.400% due 11/10/16	400,000	408,570
Thermo Fisher Scientific Inc 2.250% due 08/15/16	350,000	355,686
3.200% due 03/01/16	350,000	358,522
UnitedHealth Group Inc 1.400% due 12/15/17	150,000	149,986
1.875% due 11/15/16	350,000	355,806
Wyeth LLC 5.500% due 02/15/16	400,000	421,312

		12,571,163

Industrials - 4.4%

3M Co 1.000% due 06/26/17	150,000	149,824
1.375% due 09/29/16	200,000	202,380
Air Lease Corp 5.625% due 04/01/17	350,000	378,000
Boeing Capital Corp 2.125% due 08/15/16	200,000	203,914
Burlington Northern Santa Fe LLC 5.650% due 05/01/17	150,000	164,629
Canadian National Railway Co (Canada) 1.450% due 12/15/16	100,000	100,762
Continental Airlines Pass-Through Trust 9.000% due 01/08/18	149,272	164,393
Danaher Corp 2.300% due 06/23/16	150,000	153,475
Eaton Corp 1.500% due 11/02/17	400,000	397,986
GATX Corp 1.250% due 03/04/17	150,000	148,672
General Dynamics Corp 1.000% due 11/15/17	200,000	198,137
2.250% due 07/15/16	100,000	102,373
General Electric Co 5.250% due 12/06/17	600,000	665,909
Honeywell International Inc 5.300% due 03/15/17	150,000	163,429
Illinois Tool Works Inc 0.900% due 02/25/17	100,000	99,619
International Lease Finance Corp 6.750% due 09/01/16 ~	250,000	266,875
John Deere Capital Corp 0.750% due 01/22/16	400,000	400,086
1.050% due 12/15/16	450,000	451,575
1.125% due 06/12/17	200,000	199,422
L-3 Communications Corp 1.500% due 05/28/17	60,000	59,466
3.950% due 11/15/16	100,000	104,416
Lockheed Martin Corp 2.125% due 09/15/16	150,000	152,845
Norfolk Southern Corp 7.700% due 05/15/17	200,000	228,655

	Principal Amount	Value
Pentair Finance SA (Luxembourg) 1.875% due 09/15/17	$200,000	$199,903
Pitney Bowes Inc 5.750% due 09/15/17	200,000	219,023
Ryder System Inc 2.500% due 03/01/17	150,000	152,205
3.500% due 06/01/17	200,000	208,423
Southwest Airlines Co 5.750% due 12/15/16	150,000	162,191
United Technologies Corp 1.800% due 06/01/17	300,000	304,120
Waste Management Inc 2.600% due 09/01/16	30,000	30,709
Xylem Inc 3.550% due 09/20/16	200,000	207,980

		6,641,396

Information Technology - 6.3%

Alibaba Group Holding Ltd (Cayman) 1.625% due 11/28/17 ~	200,000	198,889
Amphenol Corp 1.550% due 09/15/17	50,000	49,897
Apple Inc 1.050% due 05/05/17	500,000	501,583
Baidu Inc (Cayman) 2.250% due 11/28/17	200,000	200,505
Cisco Systems Inc 1.100% due 03/03/17	600,000	600,775
5.500% due 02/22/16	650,000	685,996
eBay Inc 1.350% due 07/15/17	200,000	198,604
Fidelity National Information Services Inc 1.450% due 06/05/17	45,000	44,791
Fiserv Inc 3.125% due 06/15/16	200,000	205,458
Google Inc 2.125% due 05/19/16	200,000	204,412
Hewlett-Packard Co 2.600% due 09/15/17	500,000	509,753
2.650% due 06/01/16	200,000	203,907
3.000% due 09/15/16	500,000	513,735
Intel Corp 1.350% due 12/15/17	650,000	649,005
1.950% due 10/01/16	250,000	255,027
International Business Machines Corp 1.250% due 02/06/17	350,000	351,271
2.000% due 01/05/16	650,000	659,805
5.700% due 09/14/17	500,000	557,608
Intuit Inc 5.750% due 03/15/17	150,000	164,946
Jabil Circuit Inc 7.750% due 07/15/16	100,000	107,625
Microsoft Corp 0.875% due 11/15/17	200,000	198,161
2.500% due 02/08/16	100,000	102,409
Oracle Corp 1.200% due 10/15/17	500,000	498,461
5.250% due 01/15/16	400,000	419,338
Symantec Corp 2.750% due 06/15/17	250,000	253,847
Texas Instruments Inc 2.375% due 05/16/16	300,000	307,057
The Western Union Co 5.930% due 10/01/16	250,000	268,604
Tyco Electronics Group SA (Luxembourg) 6.550% due 10/01/17	200,000	225,284
Xerox Corp 6.400% due 03/15/16	200,000	212,273
6.750% due 02/01/17	200,000	220,565

		9,569,591

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Materials - 3.1%

Air Products & Chemicals Inc 2.000% due 08/02/16	$100,000	$101,695
BHP Billiton Finance USA Ltd (Australia) 1.625% due 02/24/17	700,000	706,197
CRH America Inc 4.125% due 01/15/16	150,000	154,424
6.000% due 09/30/16	250,000	269,262
Eastman Chemical Co 2.400% due 06/01/17	250,000	254,067
Ecolab Inc 3.000% due 12/08/16	300,000	309,993
EI du Pont de Nemours & Co 1.950% due 01/15/16	100,000	101,336
5.250% due 12/15/16	250,000	270,569
Freeport-McMoRan Inc 2.150% due 03/01/17	100,000	100,223
2.300% due 11/14/17	150,000	150,295
Monsanto Co 1.150% due 06/30/17	200,000	198,599
Praxair Inc 0.750% due 02/21/16	300,000	300,157
Rio Tinto Finance USA PLC (United Kingdom) 1.375% due 06/17/16	650,000	653,246
1.625% due 08/21/17	250,000	250,074
Teck Resources Ltd (Canada) 3.150% due 01/15/17	150,000	153,037
The Dow Chemical Co 2.500% due 02/15/16	150,000	152,696
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	450,000	480,438

		4,606,308

Telecommunication Services - 4.2%

America Movil SAB de CV (Mexico) 2.375% due 09/08/16	550,000	558,346
AT&T Inc 1.400% due 12/01/17	300,000	297,223
1.700% due 06/01/17	200,000	200,925
2.400% due 08/15/16	500,000	510,441
2.950% due 05/15/16	650,000	666,774
British Telecommunications PLC (United Kingdom) 1.625% due 06/28/16	350,000	352,730
Deutsche Telekom International Finance BV (Netherlands) 5.750% due 03/23/16	200,000	211,302
Embarq Corp 7.082% due 06/01/16	250,000	269,553
Nippon Telegraph & Telephone Corp (Japan) 1.400% due 07/18/17	200,000	199,550
Orange SA (France) 2.750% due 09/14/16	350,000	357,909
Telefonica Emisiones SAU (Spain) 6.221% due 07/03/17	200,000	221,563
6.421% due 06/20/16	450,000	481,664
Verizon Communications Inc 1.100% due 11/01/17	250,000	246,408
1.350% due 06/09/17	400,000	398,535
2.000% due 11/01/16	150,000	152,310
2.500% due 09/15/16	549,000	561,554
Vodafone Group PLC (United Kingdom) 1.250% due 09/26/17	200,000	197,598
1.625% due 03/20/17	450,000	450,062

		6,334,447

	Principal Amount	Value
Utilities - 3.8%

Appalachian Power Co 5.000% due 06/01/17	$150,000	$161,924
Berkshire Hathaway Energy Co 1.100% due 05/15/17	200,000	198,146
CenterPoint Energy Inc 5.950% due 02/01/17	200,000	218,191
Commonwealth Edison Co 5.950% due 08/15/16	200,000	215,827
Consolidated Edison Co of New York Inc 5.300% due 12/01/16	200,000	216,357
Consumers Energy Co 5.150% due 02/15/17	200,000	216,087
Dominion Resources Inc 1.250% due 03/15/17	120,000	119,651
1.400% due 09/15/17	200,000	198,410
1.950% due 08/15/16	350,000	353,988
Duke Energy Carolinas LLC 1.750% due 12/15/16	300,000	304,565
Duke Energy Corp 1.625% due 08/15/17	350,000	350,481
Edison International 3.750% due 09/15/17	150,000	158,427
Entergy Corp 4.700% due 01/15/17	250,000	263,415
Exelon Generation Co LLC 6.200% due 10/01/17	250,000	278,002
National Grid PLC (United Kingdom) 6.300% due 08/01/16	182,000	196,581
NextEra Energy Capital Holdings Inc 6.350% due 10/01/66 §	300,000	298,246
PSEG Power LLC 5.320% due 09/15/16	350,000	374,181
Sempra Energy 2.300% due 04/01/17	350,000	356,650
Southern California Edison Co 1.125% due 05/01/17	125,000	124,800
TECO Finance Inc 4.000% due 03/15/16	100,000	103,554
The Southern Co 1.300% due 08/15/17	250,000	249,150
1.950% due 09/01/16	350,000	355,369
TransAlta Corp (Canada) 1.900% due 06/03/17	63,000	62,774
Wisconsin Energy Corp 6.250% due 05/15/67 §	150,000	150,824
Xcel Energy Inc 0.750% due 05/09/16	200,000	199,751

		5,725,351

Total Corporate Bonds & Notes (Cost $149,394,600)		148,782,440

	Shares

SHORT-TERM INVESTMENT - 1.8%

Money Market Fund - 1.8%

Federated Prime Obligations Fund	2,632,143	2,632,143

Total Short-Term Investment (Cost $2,632,143)		2,632,143

TOTAL INVESTMENTS - 100.3% (Cost $152,026,743)		151,414,583

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(401,106)

NET ASSETS - 100.0%		$151,013,477

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	49.0%
Health Care	8.3%
Energy	7.5%
Consumer Staples	6.8%
Information Technology	6.3%
Consumer Discretionary	5.1%
Industrials	4.4%
Telecommunication Services	4.2%
Utilities	3.8%
Materials	3.1%
Others (each less than 3.0%)	1.8%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$148,782,440	$-	$148,782,440	$-
	Short-Term Investment	2,632,143	2,632,143	-	-

	Total	$151,414,583	$2,632,143	$148,782,440	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-7

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 25.9%

Consumer Discretionary - 1.9%

21st Century Fox America Inc 4.500% due 02/15/21	$100,000	$109,606
5.400% due 10/01/43	100,000	119,523
6.400% due 12/15/35	50,000	65,466
6.650% due 11/15/37	150,000	200,953
6.900% due 03/01/19	150,000	177,036
6.900% due 08/15/39	150,000	204,044
Amazon.com Inc 1.200% due 11/29/17	100,000	99,017
3.300% due 12/05/21	100,000	101,522
4.800% due 12/05/34	100,000	104,907
AutoZone Inc 4.000% due 11/15/20	50,000	53,121
Bed Bath & Beyond Inc 4.915% due 08/01/34	10,000	10,338
Brinker International Inc 3.875% due 05/15/23	100,000	99,898
CBS Corp 2.300% due 08/15/19	150,000	148,369
5.900% due 10/15/40	50,000	58,735
7.875% due 07/30/30	100,000	140,113
Comcast Corp 3.600% due 03/01/24	200,000	210,457
4.250% due 01/15/33	250,000	265,574
4.950% due 06/15/16	200,000	211,990
5.700% due 07/01/19	100,000	114,923
5.875% due 02/15/18	200,000	225,187
6.450% due 03/15/37	100,000	133,481
6.950% due 08/15/37	200,000	282,708
Delphi Corp 4.150% due 03/15/24	40,000	41,425
DIRECTV Holdings LLC 2.400% due 03/15/17	100,000	101,947
3.800% due 03/15/22	100,000	101,896
3.950% due 01/15/25	45,000	45,447
5.000% due 03/01/21	100,000	109,195
5.150% due 03/15/42	200,000	207,437
5.200% due 03/15/20	35,000	38,746
6.000% due 08/15/40	50,000	56,232
6.375% due 03/01/41	50,000	58,658
Discovery Communications LLC 4.950% due 05/15/42	100,000	104,127
5.050% due 06/01/20	50,000	54,997
Dollar General Corp 3.250% due 04/15/23	50,000	45,593
Expedia Inc 4.500% due 08/15/24	200,000	202,346
Ford Motor Co 4.750% due 01/15/43	300,000	317,786
7.450% due 07/16/31	150,000	204,177
Hasbro Inc 3.150% due 05/15/21	50,000	49,988
International Game Technology 5.350% due 10/15/23	100,000	100,890
Johnson Controls Inc 2.600% due 12/01/16	100,000	102,566
3.625% due 07/02/24	43,000	43,460
5.000% due 03/30/20	50,000	54,936
Kohl’s Corp 3.250% due 02/01/23	100,000	97,540
Leggett & Platt Inc 3.800% due 11/15/24	50,000	50,912
Lowe’s Cos Inc 2.125% due 04/15/16	200,000	203,404
3.120% due 04/15/22	100,000	102,485
3.875% due 09/15/23	100,000	107,185
6.875% due 02/15/28	50,000	65,165

	Principal Amount	Value
Macy’s Retail Holdings Inc 3.625% due 06/01/24	$50,000	$50,686
3.875% due 01/15/22	100,000	104,092
6.375% due 03/15/37	100,000	126,952
Marriott International Inc 3.375% due 10/15/20	83,000	85,080
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	138,496
Mattel Inc 1.700% due 03/15/18	200,000	197,658
McDonald’s Corp 3.500% due 07/15/20	50,000	53,026
3.700% due 02/15/42	200,000	191,702
4.875% due 07/15/40	10,000	11,167
5.350% due 03/01/18	100,000	111,211
Mohawk Industries Inc 6.125% due 01/15/16	78,000	81,703
NBCUniversal Media LLC 2.875% due 01/15/23	75,000	75,059
4.375% due 04/01/21	100,000	110,131
6.400% due 04/30/40	125,000	168,071
Newell Rubbermaid Inc 4.000% due 06/15/22	61,000	63,323
NIKE Inc 2.250% due 05/01/23	27,000	26,269
3.625% due 05/01/43	25,000	24,931
Nordstrom Inc 4.000% due 10/15/21	250,000	267,838
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	103,467
Omnicom Group Inc 3.625% due 05/01/22	100,000	102,824
4.450% due 08/15/20	50,000	53,848
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	121,855
Princeton University 5.700% due 03/01/39	50,000	66,690
QVC Inc 3.125% due 04/01/19	100,000	100,066
5.450% due 08/15/34	100,000	97,867
Reed Elsevier Capital Inc 8.625% due 01/15/19	50,000	61,210
Starbucks Corp 0.875% due 12/05/16	71,000	70,855
Starwood Hotels & Resorts Worldwide Inc 3.125% due 02/15/23	118,000	114,906
Target Corp 2.900% due 01/15/22	100,000	101,343
6.000% due 01/15/18	100,000	112,760
6.500% due 10/15/37	100,000	137,030
7.000% due 01/15/38	100,000	143,892
The Gap Inc 5.950% due 04/12/21	100,000	113,952
The George Washington University 4.300% due 09/15/44	50,000	54,044
The Home Depot Inc 2.000% due 06/15/19	150,000	150,524
2.700% due 04/01/23	100,000	99,275
4.200% due 04/01/43	300,000	314,084
4.400% due 04/01/21	100,000	111,401
5.400% due 03/01/16	150,000	158,184
5.875% due 12/16/36	75,000	98,283
The Interpublic Group of Cos Inc 2.250% due 11/15/17	50,000	50,133
The Walt Disney Co 1.100% due 12/01/17	175,000	174,138
1.125% due 02/15/17	100,000	100,092
2.350% due 12/01/22	100,000	98,231
2.750% due 08/16/21	50,000	50,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-8

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Thomson Reuters Corp (Canada) 0.875% due 05/23/16	$100,000	$99,537
4.300% due 11/23/23	100,000	106,578
4.700% due 10/15/19	25,000	27,126
5.850% due 04/15/40	25,000	29,140
Time Warner Cable Inc 5.000% due 02/01/20	300,000	330,968
5.875% due 11/15/40	150,000	179,494
6.550% due 05/01/37	100,000	129,167
6.750% due 06/15/39	50,000	65,585
7.300% due 07/01/38	150,000	207,501
8.250% due 04/01/19	100,000	122,527
Time Warner Inc 4.700% due 01/15/21	50,000	54,801
4.750% due 03/29/21	100,000	109,286
6.100% due 07/15/40	50,000	61,106
6.200% due 03/15/40	50,000	61,082
6.250% due 03/29/41	350,000	436,155
6.500% due 11/15/36	100,000	127,626
7.625% due 04/15/31	100,000	139,778
7.700% due 05/01/32	150,000	213,657
Trustees of Dartmouth College 4.750% due 06/01/19	25,000	27,856
Viacom Inc 2.200% due 04/01/19	100,000	98,675
2.500% due 09/01/18	80,000	80,778
3.125% due 06/15/22	100,000	96,993
3.875% due 04/01/24	100,000	100,574
4.375% due 03/15/43	70,000	64,708
5.625% due 09/15/19	25,000	28,106
6.875% due 04/30/36	100,000	127,327
Whirlpool Corp 3.700% due 03/01/23	150,000	152,599
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	101,851
Wyndham Worldwide Corp 2.950% due 03/01/17	100,000	102,180
Yale University 2.086% due 04/15/19	100,000	100,591
Yum! Brands Inc 3.875% due 11/01/23	100,000	102,020
6.875% due 11/15/37	17,000	22,030

		14,362,142

Consumer Staples - 1.7%

Altria Group Inc 4.500% due 05/02/43	100,000	101,109
4.750% due 05/05/21	200,000	221,509
9.250% due 08/06/19	250,000	321,623
9.950% due 11/10/38	17,000	29,170
Anheuser-Busch InBev Finance Inc 3.700% due 02/01/24	200,000	208,153
4.625% due 02/01/44	300,000	327,649
Anheuser-Busch InBev Worldwide Inc 1.375% due 07/15/17	150,000	149,970
2.500% due 07/15/22	100,000	97,354
3.750% due 07/15/42	100,000	94,405
5.375% due 01/15/20	200,000	226,780
7.750% due 01/15/19	100,000	121,231
Archer-Daniels-Midland Co 4.016% due 04/16/43	50,000	50,382
4.479% due 03/01/21	100,000	110,654
Bestfoods 7.250% due 12/15/26	200,000	277,472
Bunge Ltd Finance Corp 3.200% due 06/15/17	100,000	102,891
8.500% due 06/15/19	10,000	12,279
Campbell Soup Co 2.500% due 08/02/22	100,000	95,723

	Principal Amount	Value
Church & Dwight Co Inc 2.450% due 12/15/19	$50,000	$50,032
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	157,852
Colgate-Palmolive Co 1.500% due 11/01/18	100,000	99,718
1.750% due 03/15/19	100,000	99,412
ConAgra Foods Inc 1.900% due 01/25/18	100,000	99,407
3.200% due 01/25/23	100,000	98,124
CVS Health Corp 2.250% due 08/12/19	150,000	149,536
5.300% due 12/05/43	200,000	240,032
5.750% due 06/01/17	100,000	110,434
6.250% due 06/01/27	100,000	126,446
Diageo Capital PLC (United Kingdom) 1.125% due 04/29/18	100,000	97,934
3.875% due 04/29/43	100,000	98,883
5.750% due 10/23/17	100,000	111,442
Diageo Investment Corp 2.875% due 05/11/22	150,000	150,156
Dr Pepper Snapple Group Inc 3.200% due 11/15/21	50,000	50,953
General Mills Inc 1.400% due 10/20/17	150,000	149,476
5.400% due 06/15/40	45,000	53,307
5.650% due 02/15/19	100,000	113,630
Kellogg Co 1.875% due 11/17/16	300,000	304,377
3.250% due 05/21/18	65,000	67,724
7.450% due 04/01/31	125,000	168,882
Kimberly-Clark Corp 6.625% due 08/01/37	100,000	142,925
7.500% due 11/01/18	50,000	60,128
Kraft Foods Group Inc 3.500% due 06/06/22	200,000	205,276
6.500% due 02/09/40	175,000	225,719
Lorillard Tobacco Co 3.500% due 08/04/16	45,000	46,355
3.750% due 05/20/23	100,000	99,224
Mead Johnson Nutrition Co 4.600% due 06/01/44	200,000	210,872
Molson Coors Brewing Co 5.000% due 05/01/42	100,000	108,964
Mondelez International Inc 6.125% due 02/01/18	100,000	112,439
6.875% due 02/01/38	300,000	402,733
PepsiCo Inc 1.250% due 08/13/17	100,000	99,877
2.750% due 03/01/23	100,000	98,566
3.600% due 03/01/24	71,000	74,313
5.000% due 06/01/18	100,000	110,659
7.900% due 11/01/18	100,000	121,763
Philip Morris International Inc 1.875% due 01/15/19	50,000	49,745
3.250% due 11/10/24	125,000	125,533
4.500% due 03/20/42	200,000	211,996
5.650% due 05/16/18	200,000	225,500
6.375% due 05/16/38	100,000	128,286
Reynolds American Inc 6.750% due 06/15/17	100,000	111,464
Safeway Inc 3.950% due 08/15/20	160,000	161,955
Sysco Corp 2.600% due 06/12/22	100,000	98,541
3.000% due 10/02/21	80,000	81,334
4.350% due 10/02/34	20,000	21,603
The Clorox Co 3.800% due 11/15/21	100,000	106,821

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
The Coca-Cola Co 0.750% due 11/01/16	$100,000	$100,048
1.800% due 09/01/16	100,000	101,735
2.500% due 04/01/23	200,000	196,640
3.300% due 09/01/21	100,000	105,155
The Hershey Co 1.500% due 11/01/16	100,000	101,249
The Kroger Co 2.200% due 01/15/17	50,000	50,823
3.300% due 01/15/21	100,000	101,615
3.850% due 08/01/23	150,000	155,808
5.150% due 08/01/43	25,000	28,575
The Pepsi Bottling Group Inc 7.000% due 03/01/29	200,000	276,397
The Procter & Gamble Co 2.300% due 02/06/22	100,000	99,359
4.700% due 02/15/19	100,000	111,457
5.550% due 03/05/37	200,000	259,537
Tyson Foods Inc 4.500% due 06/15/22	300,000	325,307
Unilever Capital Corp 0.850% due 08/02/17	100,000	98,705
5.900% due 11/15/32	50,000	68,581
Wal-Mart Stores Inc 0.600% due 04/11/16	100,000	100,005
1.125% due 04/11/18	400,000	395,728
3.250% due 10/25/20	100,000	104,738
5.000% due 10/25/40	200,000	237,194
5.250% due 09/01/35	125,000	150,860
5.800% due 02/15/18	100,000	113,115
6.500% due 08/15/37	350,000	483,229
Walgreen Co 1.800% due 09/15/17	75,000	75,091
3.100% due 09/15/22	75,000	74,168
5.250% due 01/15/19	25,000	27,815
Walgreens Boots Alliance Inc 3.800% due 11/18/24	200,000	204,389
4.800% due 11/18/44	165,000	174,670

		12,910,695

Energy - 2.9%

Anadarko Petroleum Corp 3.450% due 07/15/24	100,000	97,820
6.200% due 03/15/40	100,000	117,545
6.375% due 09/15/17	100,000	111,257
6.450% due 09/15/36	150,000	180,820
Apache Corp 1.750% due 04/15/17	100,000	99,964
4.750% due 04/15/43	50,000	47,067
5.100% due 09/01/40	100,000	98,299
5.250% due 02/01/42	25,000	25,105
6.000% due 01/15/37	25,000	27,291
Baker Hughes Inc 5.125% due 09/15/40	50,000	55,047
7.500% due 11/15/18	165,000	197,119
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	99,612
BP Capital Markets PLC (United Kingdom) 1.375% due 11/06/17	200,000	197,972
1.846% due 05/05/17	100,000	100,885
2.237% due 05/10/19	200,000	199,963
2.750% due 05/10/23	250,000	234,211
3.561% due 11/01/21	100,000	102,323
Buckeye Partners LP 2.650% due 11/15/18	100,000	98,583
Burlington Resources Finance Co (Canada) 7.400% due 12/01/31	100,000	141,344
Cameron International Corp 3.600% due 04/30/22	200,000	197,472

	Principal Amount	Value
Canadian Natural Resources Ltd (Canada) 3.800% due 04/15/24	$43,000	$42,275
5.700% due 05/15/17	100,000	108,471
6.750% due 02/01/39	90,000	105,302
Cenovus Energy Inc (Canada) 4.450% due 09/15/42	100,000	86,545
5.700% due 10/15/19	50,000	55,140
Chevron Corp 1.104% due 12/05/17	100,000	99,574
2.355% due 12/05/22	250,000	242,863
4.950% due 03/03/19	50,000	55,960
CNOOC Finance Ltd (United Kingdom) 3.000% due 05/09/23	200,000	189,626
ConocoPhillips 5.750% due 02/01/19	150,000	170,673
6.500% due 02/01/39	250,000	333,303
ConocoPhillips Co 3.350% due 11/15/24	100,000	101,241
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	133,546
Continental Resources Inc 3.800% due 06/01/24	270,000	239,401
DCP Midstream Operating LP 2.700% due 04/01/19	65,000	63,691
Devon Energy Corp 6.300% due 01/15/19	50,000	57,121
Devon Financing Corp LLC 7.875% due 09/30/31	150,000	205,155
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	24,004
Ecopetrol SA (Colombia) 5.875% due 05/28/45	200,000	186,000
7.625% due 07/23/19	100,000	115,000
Enable Midstream Partners LP 2.400% due 05/15/19 ~	100,000	97,360
Enbridge Energy Partners LP 5.200% due 03/15/20	15,000	16,363
7.500% due 04/15/38	50,000	61,362
Enbridge Inc (Canada) 4.500% due 06/10/44	150,000	129,997
Encana Corp (Canada) 5.900% due 12/01/17	100,000	109,157
6.500% due 02/01/38	100,000	107,234
Energy Transfer Partners LP 3.600% due 02/01/23	100,000	96,934
4.900% due 02/01/24	100,000	104,975
5.950% due 10/01/43	100,000	110,071
6.500% due 02/01/42	100,000	115,334
9.000% due 04/15/19	50,000	61,423
EnLink Midstream Partners LP 2.700% due 04/01/19	100,000	98,572
Ensco PLC (United Kingdom) 4.700% due 03/15/21	100,000	100,587
Enterprise Products Operating LLC 4.450% due 02/15/43	300,000	297,582
4.850% due 03/15/44	300,000	314,047
6.125% due 10/15/39	115,000	139,392
6.500% due 01/31/19	100,000	114,720
6.875% due 03/01/33	150,000	192,972
EOG Resources Inc 2.500% due 02/01/16	100,000	101,851
5.625% due 06/01/19	100,000	112,952
EQT Corp 8.125% due 06/01/19	25,000	30,168
Exxon Mobil Corp 3.176% due 03/15/24	200,000	206,731
Halliburton Co 3.250% due 11/15/21	100,000	101,947
6.150% due 09/15/19	100,000	115,943
7.450% due 09/15/39	25,000	35,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Hess Corp 5.600% due 02/15/41	$50,000	$53,805
7.125% due 03/15/33	50,000	61,766
8.125% due 02/15/19	100,000	119,085
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	100,506
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	100,000	102,104
3.950% due 09/01/22	100,000	99,318
4.150% due 02/01/24	100,000	99,931
5.300% due 09/15/20	50,000	53,908
6.950% due 01/15/38	200,000	231,532
Kinder Morgan Inc 3.050% due 12/01/19	100,000	99,317
5.300% due 12/01/34	70,000	71,269
6.500% due 09/15/20	300,000	339,856
Magellan Midstream Partners LP 6.400% due 07/15/18	100,000	113,484
Marathon Oil Corp 2.800% due 11/01/22	100,000	93,812
6.000% due 10/01/17	50,000	55,152
Marathon Petroleum Corp 6.500% due 03/01/41	100,000	119,424
Murphy Oil Corp 3.700% due 12/01/22	100,000	89,901
Nabors Industries Inc 4.625% due 09/15/21	150,000	141,130
National Oilwell Varco Inc 2.600% due 12/01/22	100,000	94,170
3.950% due 12/01/42	100,000	92,495
Nexen Energy ULC (Canada) 6.200% due 07/30/19	50,000	57,682
7.500% due 07/30/39	300,000	417,724
Noble Energy Inc 4.150% due 12/15/21	100,000	102,123
5.050% due 11/15/44	150,000	148,831
Noble Holding International Ltd (Cayman) 2.500% due 03/15/17	200,000	191,439
Northwest Pipeline LLC 6.050% due 06/15/18	100,000	112,225
Occidental Petroleum Corp 1.500% due 02/15/18	150,000	148,524
2.700% due 02/15/23	200,000	190,437
4.100% due 02/01/21	100,000	106,267
ONEOK Partners LP 3.375% due 10/01/22	100,000	92,721
8.625% due 03/01/19	150,000	181,411
Petro-Canada (Canada) 6.050% due 05/15/18	100,000	112,561
6.800% due 05/15/38	200,000	253,466
Petrobras Global Finance BV (Netherlands) 5.625% due 05/20/43	300,000	246,075
Petrobras International Finance Co SA (Luxembourg) 3.500% due 02/06/17	100,000	95,741
3.875% due 01/27/16	600,000	590,280
5.375% due 01/27/21	100,000	93,157
5.750% due 01/20/20	25,000	24,183
6.750% due 01/27/41	100,000	91,457
6.875% due 01/20/40	50,000	46,529
7.875% due 03/15/19	100,000	105,737
Petroleos Mexicanos (Mexico) 3.500% due 07/18/18	100,000	101,500
4.250% due 01/15/25 ~	200,000	199,200
4.875% due 01/24/22	100,000	104,991
5.500% due 01/21/21	100,000	108,750
6.500% due 06/02/41	400,000	461,000
6.625% due 06/15/35	200,000	232,000
8.000% due 05/03/19	200,000	237,500

	Principal Amount	Value
Phillips 66 2.950% due 05/01/17	$100,000	$103,343
4.300% due 04/01/22	100,000	105,733
4.650% due 11/15/34	200,000	205,656
Pioneer Natural Resources Co 3.950% due 07/15/22	100,000	99,139
Plains All American Pipeline LP 4.700% due 06/15/44	50,000	49,836
5.000% due 02/01/21	50,000	55,163
6.125% due 01/15/17	100,000	109,042
6.700% due 05/15/36	100,000	124,884
Pride International Inc 6.875% due 08/15/20	200,000	224,658
Rowan Cos Inc 7.875% due 08/01/19	30,000	34,219
Schlumberger Investment SA (Luxembourg) 3.650% due 12/01/23	42,000	43,988
Shell International Finance BV (Netherlands) 0.900% due 11/15/16	100,000	100,135
1.900% due 08/10/18	150,000	150,647
2.375% due 08/21/22	100,000	97,443
3.625% due 08/21/42	100,000	95,526
4.300% due 09/22/19	100,000	109,864
4.550% due 08/12/43	250,000	274,624
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	104,129
Spectra Energy Capital LLC 3.300% due 03/15/23	100,000	95,155
Spectra Energy Partners LP 2.950% due 09/25/18	189,000	193,588
Statoil ASA (Norway) 2.450% due 01/17/23	100,000	95,555
2.900% due 11/08/20	90,000	92,185
3.150% due 01/23/22	100,000	101,100
3.700% due 03/01/24	200,000	207,469
3.950% due 05/15/43	100,000	98,144
5.250% due 04/15/19	100,000	112,531
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	100,000	96,064
Talisman Energy Inc (Canada) 5.850% due 02/01/37	200,000	194,665
6.250% due 02/01/38	100,000	101,832
Tennessee Gas Pipeline Co LLC 7.500% due 04/01/17	300,000	335,457
The Williams Cos Inc 7.875% due 09/01/21	200,000	231,340
Total Capital Canada Ltd (Canada) 1.450% due 01/15/18	150,000	149,050
Total Capital International SA (France) 1.550% due 06/28/17	100,000	100,408
3.700% due 01/15/24	200,000	207,484
Total Capital SA (France) 2.125% due 08/10/18	100,000	100,896
4.125% due 01/28/21	100,000	107,807
4.450% due 06/24/20	200,000	219,688
TransCanada PipeLines Ltd (Canada) 0.750% due 01/15/16	100,000	99,762
2.500% due 08/01/22	100,000	94,365
3.750% due 10/16/23	100,000	100,302
6.350% due 05/15/67 §	200,000	194,500
7.125% due 01/15/19	100,000	116,318
7.625% due 01/15/39	50,000	68,933
Transcontinental Gas Pipe Line Co LLC 4.450% due 08/01/42	150,000	140,913
Transocean Inc (Cayman) 6.000% due 03/15/18	200,000	192,508
6.375% due 12/15/21	100,000	92,371
6.800% due 03/15/38	100,000	85,920

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Valero Energy Corp 6.125% due 02/01/20	$50,000	$56,768
6.625% due 06/15/37	150,000	177,653
Weatherford International Ltd (Bermuda) 6.750% due 09/15/40	100,000	93,421
9.625% due 03/01/19	100,000	118,712
Williams Partners LP 4.000% due 11/15/21	100,000	100,394
6.300% due 04/15/40	20,000	22,448
XTO Energy Inc 6.500% due 12/15/18	100,000	117,687

		21,904,396

Financials - 10.1%

Abbey National Treasury Services PLC (United Kingdom) 1.375% due 03/13/17	100,000	99,939
4.000% due 04/27/16	100,000	103,679
4.000% due 03/13/24	100,000	104,304
ACE INA Holdings Inc 2.700% due 03/13/23	25,000	24,319
4.150% due 03/13/43	25,000	26,368
5.900% due 06/15/19	15,000	17,244
Aflac Inc 3.625% due 06/15/23	200,000	205,215
4.000% due 02/15/22	100,000	106,298
6.900% due 12/17/39	15,000	20,306
African Development Bank (Multi-National) 0.750% due 10/18/16	100,000	100,104
0.875% due 05/15/17	55,000	54,863
0.875% due 03/15/18	100,000	98,636
2.500% due 03/15/16	100,000	102,459
Alexandria Real Estate Equities Inc REIT 4.500% due 07/30/29	20,000	20,535
Alleghany Corp 4.950% due 06/27/22	100,000	110,163
American Campus Communities Operating Partnership LP 4.125% due 07/01/24	100,000	101,201
American Express Co 2.650% due 12/02/22	150,000	147,273
4.050% due 12/03/42	125,000	126,663
7.000% due 03/19/18	100,000	115,780
American Express Credit Corp 2.125% due 07/27/18	250,000	252,434
2.125% due 03/18/19	100,000	99,974
2.800% due 09/19/16	200,000	206,022
American Honda Finance Corp 1.550% due 12/11/17	100,000	100,506
2.125% due 10/10/18	100,000	100,699
American International Group Inc 5.850% due 01/16/18	200,000	223,777
6.250% due 05/01/36	150,000	195,016
8.175% due 05/15/68 §	125,000	170,000
American Tower Corp REIT 3.450% due 09/15/21	200,000	196,919
4.700% due 03/15/22	200,000	210,018
Ameriprise Financial Inc 4.000% due 10/15/23	100,000	106,123
7.300% due 06/28/19	20,000	24,122
Aon Corp 5.000% due 09/30/20	50,000	55,901
Aon PLC (United Kingdom) 4.250% due 12/12/42	200,000	195,181
ARC Properties Operating Partnership LP REIT 2.000% due 02/06/17	100,000	95,408
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	223,962

	Principal Amount	Value
Ares Capital Corp 3.875% due 01/15/20	$30,000	$29,948
Asian Development Bank (Multi-National) 0.500% due 06/20/16	250,000	249,895
1.125% due 03/15/17	200,000	201,138
1.375% due 03/23/20	200,000	195,861
1.875% due 10/23/18	100,000	101,414
2.500% due 03/15/16	200,000	204,919
Australia & New Zealand Banking Group Ltd (Australia) 1.450% due 05/15/18	250,000	246,994
AvalonBay Communities Inc REIT 2.950% due 09/15/22	35,000	34,152
3.625% due 10/01/20	100,000	104,138
AXA SA (France) 8.600% due 12/15/30	75,000	102,077
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	56,772
Bank of America Corp 2.600% due 01/15/19	200,000	201,670
2.650% due 04/01/19	67,000	67,559
3.300% due 01/11/23	350,000	350,394
3.750% due 07/12/16	200,000	207,277
4.100% due 07/24/23	300,000	316,287
4.200% due 08/26/24	285,000	290,681
5.000% due 01/21/44	200,000	224,864
5.625% due 07/01/20	200,000	227,990
5.650% due 05/01/18	150,000	166,773
5.700% due 01/24/22	150,000	174,022
6.050% due 05/16/16	100,000	105,950
6.110% due 01/29/37	250,000	296,141
6.400% due 08/28/17	100,000	111,493
6.500% due 08/01/16	200,000	215,598
6.875% due 04/25/18	200,000	229,888
7.625% due 06/01/19	150,000	181,466
7.750% due 05/14/38	200,000	283,359
Bank of America NA 1.250% due 02/14/17	250,000	249,569
5.300% due 03/15/17	250,000	268,696
Bank of Montreal (Canada) 2.500% due 01/11/17	200,000	204,944
Barclays Bank PLC (United Kingdom) 5.000% due 09/22/16	150,000	159,948
5.140% due 10/14/20	250,000	269,209
Barclays PLC (United Kingdom) 2.750% due 11/08/19	200,000	198,963
BB&T Corp 2.050% due 06/19/18	100,000	100,749
2.150% due 03/22/17	100,000	101,502
2.450% due 01/15/20	100,000	99,851
3.950% due 04/29/16	50,000	51,788
3.950% due 03/22/22	200,000	210,808
Berkshire Hathaway Finance Corp 0.950% due 08/15/16	200,000	200,789
4.300% due 05/15/43	200,000	212,912
5.750% due 01/15/40	25,000	32,109
Berkshire Hathaway Inc 3.000% due 02/11/23	50,000	50,560
3.400% due 01/31/22	100,000	104,286
BioMed Realty LP REIT 4.250% due 07/15/22	100,000	103,814
BlackRock Inc 5.000% due 12/10/19	100,000	113,183
BNP Paribas SA (France) 2.375% due 09/14/17	100,000	101,784
2.400% due 12/12/18	150,000	151,570
2.450% due 03/17/19	100,000	101,434
5.000% due 01/15/21	200,000	226,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Boston Properties LP REIT 3.700% due 11/15/18	$200,000	$211,065
4.125% due 05/15/21	100,000	106,741
BPCE SA (France) 2.500% due 07/15/19	250,000	251,520
Camden Property Trust REIT 3.500% due 09/15/24	100,000	99,517
Capital One Bank USA NA 8.800% due 07/15/19	50,000	62,405
Capital One Financial Corp
3.150% due 07/15/16	200,000	205,815
6.150% due 09/01/16	100,000	107,533
Capital One NA 2.950% due 07/23/21	250,000	248,803
Caterpillar Financial Services Corp 1.000% due 11/25/16	100,000	100,153
2.650% due 04/01/16	200,000	204,919
2.750% due 08/20/21	135,000	136,378
Citigroup Inc 1.250% due 01/15/16	350,000	350,500
1.300% due 04/01/16	100,000	100,192
1.300% due 11/15/16	300,000	299,854
2.500% due 07/29/19	100,000	100,145
3.750% due 06/16/24	100,000	102,408
3.953% due 06/15/16	250,000	259,667
4.000% due 08/05/24	50,000	50,261
4.050% due 07/30/22	100,000	103,634
4.300% due 11/20/26	100,000	100,006
4.450% due 01/10/17	150,000	158,647
4.500% due 01/14/22	60,000	65,665
4.950% due 11/07/43	100,000	111,915
6.000% due 08/15/17	100,000	110,712
6.125% due 11/21/17	100,000	111,591
6.125% due 08/25/36	100,000	119,589
6.875% due 03/05/38	100,000	136,697
8.125% due 07/15/39	200,000	307,194
8.500% due 05/22/19	150,000	187,087
CME Group Inc 3.000% due 09/15/22	50,000	50,899
CNA Financial Corp 6.500% due 08/15/16	50,000	54,116
7.350% due 11/15/19	15,000	17,941
Commonwealth Bank of Australia (Australia) 1.900% due 09/18/17	250,000	252,746
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 3.875% due 02/08/22	200,000	213,086
3.950% due 11/09/22	250,000	255,085
5.250% due 05/24/41	200,000	240,120
Corp Andina de Fomento (Multi-National) 3.750% due 01/15/16	100,000	102,572
8.125% due 06/04/19	25,000	30,742
Corporate Office Properties LP REIT 3.700% due 06/15/21	50,000	49,854
Council Of Europe Development Bank (Multi-National) 1.125% due 05/31/18	100,000	99,157
1.500% due 02/22/17	100,000	101,262
Countrywide Financial Corp 6.250% due 05/15/16	100,000	106,191
Credit Suisse NY (Switzerland) 2.300% due 05/28/19	300,000	299,796
4.375% due 08/05/20	350,000	379,884
Daimler Finance North America LLC 8.500% due 01/18/31	50,000	76,670
DDR Corp REIT 3.375% due 05/15/23	100,000	97,125

	Principal Amount	Value
Deutsche Bank AG (Germany) 3.250% due 01/11/16	$300,000	$306,634
3.700% due 05/30/24	85,000	86,426
6.000% due 09/01/17	300,000	333,495
Discover Bank 2.000% due 02/21/18	250,000	249,537
Duke Realty LP REIT 3.875% due 10/15/22	200,000	206,294
6.750% due 03/15/20	25,000	29,462
ERP Operating LP REIT 4.625% due 12/15/21	100,000	109,559
Essex Portfolio LP REIT 3.875% due 05/01/24	50,000	50,982
European Bank for Reconstruction & Development (Multi-National) 1.000% due 02/16/17	450,000	451,902
1.625% due 04/10/18	100,000	100,681
1.750% due 11/26/19	200,000	199,960
European Investment Bank (Multi-National) 0.500% due 08/15/16	200,000	199,651
1.000% due 03/15/18	250,000	247,829
1.000% due 06/15/18	200,000	197,396
1.125% due 12/15/16	300,000	302,099
1.125% due 09/15/17	650,000	651,153
2.250% due 03/15/16	500,000	510,691
2.875% due 09/15/20	250,000	263,176
3.250% due 01/29/24	600,000	647,205
4.875% due 02/15/36	425,000	546,809
5.125% due 05/30/17	500,000	549,262
Export-Import Bank of Korea (South Korea) 2.375% due 08/12/19	300,000	300,486
5.000% due 04/11/22	200,000	228,419
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	52,251
Fifth Third Bancorp 5.450% due 01/15/17	50,000	53,685
8.250% due 03/01/38	25,000	37,791
Fifth Third Bank 1.450% due 02/28/18	200,000	197,925
2.875% due 10/01/21	300,000	300,426
FMS Wertmanagement AoeR (Germany) 0.625% due 04/18/16	200,000	200,164
1.000% due 11/21/17	200,000	198,914
Ford Motor Credit Co LLC 4.375% due 08/06/23	200,000	214,193
5.875% due 08/02/21	250,000	289,848
6.625% due 08/15/17	250,000	278,876
8.000% due 12/15/16	200,000	224,100
Franklin Resources Inc 2.800% due 09/15/22	25,000	25,001
General Electric Capital Corp 1.250% due 05/15/17	75,000	75,170
1.600% due 11/20/17	150,000	151,039
3.350% due 10/17/16	400,000	416,245
3.450% due 05/15/24	350,000	362,073
4.625% due 01/07/21	200,000	223,213
5.625% due 05/01/18	600,000	675,450
5.875% due 01/14/38	200,000	253,596
6.000% due 08/07/19	200,000	232,872
6.750% due 03/15/32	350,000	479,405
6.875% due 01/10/39	200,000	283,870
HCP Inc REIT 4.250% due 11/15/23	93,000	97,941
5.375% due 02/01/21	150,000	167,717
Health Care REIT Inc 4.500% due 01/15/24	150,000	159,136
6.200% due 06/01/16	100,000	107,015
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	99,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
HSBC Bank USA NA 4.875% due 08/24/20	$100,000	$110,516
HSBC Finance Corp 5.500% due 01/19/16	200,000	209,188
6.676% due 01/15/21	211,000	250,660
HSBC Holdings PLC (United Kingdom) 4.000% due 03/30/22	100,000	106,597
4.875% due 01/14/22	100,000	111,632
6.500% due 09/15/37	300,000	386,733
6.800% due 06/01/38	150,000	199,584
HSBC USA Inc 3.500% due 06/23/24	200,000	206,785
Inter-American Development Bank (Multi-National) 0.875% due 11/15/16	150,000	150,428
0.875% due 03/15/18	300,000	296,206
1.125% due 03/15/17	200,000	201,192
1.125% due 09/12/19	175,000	170,898
1.375% due 10/18/16	100,000	101,161
1.500% due 09/25/18	300,000	300,434
2.125% due 11/09/20	200,000	201,978
3.200% due 08/07/42	100,000	99,624
4.250% due 09/10/18	125,000	137,253
Intercontinental Exchange Inc 4.000% due 10/15/23	100,000	105,457
International Bank for Reconstruction & Development (Multi-National) 0.500% due 04/15/16	400,000	399,835
0.875% due 04/17/17	100,000	100,214
1.000% due 09/15/16	400,000	402,207
1.875% due 03/15/19	300,000	304,261
1.875% due 10/07/19	400,000	403,950
2.125% due 03/15/16	250,000	255,067
2.125% due 11/01/20	200,000	202,385
2.125% due 02/13/23	100,000	101,586
7.625% due 01/19/23	100,000	139,925
International Finance Corp (Multi-National) 0.500% due 05/16/16	150,000	149,803
0.875% due 06/15/18	100,000	98,382
1.750% due 09/04/18	200,000	202,259
1.750% due 09/16/19	200,000	200,369
2.125% due 11/17/17	200,000	205,043
Intesa Sanpaolo SPA (Italy) 3.875% due 01/16/18	200,000	208,379
5.250% due 01/12/24	200,000	217,051
Invesco Finance PLC (United Kingdom) 5.375% due 11/30/43	200,000	241,455
Jefferies Group LLC 5.125% due 01/20/23	150,000	152,727
8.500% due 07/15/19	125,000	150,413
JPMorgan Chase & Co 1.350% due 02/15/17	200,000	200,110
1.625% due 05/15/18	350,000	346,463
1.800% due 01/25/18	200,000	199,992
2.000% due 08/15/17	250,000	252,555
2.200% due 10/22/19	400,000	396,999
2.350% due 01/28/19	200,000	201,499
3.250% due 09/23/22	200,000	201,506
4.250% due 10/15/20	250,000	268,982
4.350% due 08/15/21	200,000	217,649
4.400% due 07/22/20	200,000	216,956
5.500% due 10/15/40	100,000	120,155
5.600% due 07/15/41	100,000	121,524
6.125% due 06/27/17	100,000	110,415
6.300% due 04/23/19	250,000	290,560
6.400% due 05/15/38	300,000	393,288
KeyCorp 2.300% due 12/13/18	100,000	100,437
5.100% due 03/24/21	100,000	113,012

	Principal Amount	Value
KFW (Germany) 0.500% due 04/19/16	$450,000	$450,226
0.500% due 07/15/16	350,000	349,740
1.000% due 06/11/18	200,000	197,571
1.250% due 10/05/16	400,000	404,169
1.250% due 02/15/17	500,000	504,360
1.875% due 04/01/19	200,000	202,387
2.000% due 10/04/22	250,000	246,712
2.125% due 01/17/23	650,000	650,002
2.375% due 08/25/21	250,000	255,517
2.625% due 02/16/16	500,000	512,386
4.000% due 01/27/20	100,000	110,456
4.375% due 03/15/18	200,000	219,197
4.500% due 07/16/18	100,000	110,578
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	101,356
Kimco Realty Corp REIT 3.125% due 06/01/23	100,000	98,155
6.875% due 10/01/19	25,000	29,660
Landwirtschaftliche Rentenbank (Germany) 1.375% due 10/23/19	100,000	98,369
1.750% due 04/15/19	225,000	226,337
2.125% due 07/15/16	125,000	127,890
5.125% due 02/01/17	100,000	108,805
Leucadia National Corp 6.625% due 10/23/43	100,000	102,324
Liberty Property LP REIT 4.400% due 02/15/24	94,000	98,798
Lincoln National Corp 7.000% due 05/17/66 §	100,000	100,620
8.750% due 07/01/19	115,000	143,834
Lloyds Bank PLC (United Kingdom) 4.875% due 01/21/16	125,000	130,085
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	300,000	303,340
Loews Corp 2.625% due 05/15/23	150,000	141,980
Mack-Cali Realty LP REIT 7.750% due 08/15/19	25,000	29,591
Manufacturers & Traders Trust Co 1.400% due 07/25/17	250,000	249,807
Markel Corp 5.350% due 06/01/21	150,000	168,543
7.125% due 09/30/19	25,000	29,703
Marsh & McLennan Cos Inc 2.550% due 10/15/18	50,000	50,890
3.500% due 03/10/25	75,000	75,634
MetLife Inc 5.700% due 06/15/35	100,000	125,024
5.875% due 02/06/41	200,000	250,174
6.375% due 06/15/34	100,000	133,664
6.750% due 06/01/16	250,000	269,673
Moody’s Corp 4.875% due 02/15/24	50,000	55,141
Morgan Stanley 2.125% due 04/25/18	400,000	400,584
3.800% due 04/29/16	200,000	206,712
4.100% due 05/22/23	600,000	608,105
4.350% due 09/08/26	90,000	90,661
4.875% due 11/01/22	100,000	106,381
5.500% due 07/28/21	250,000	284,116
5.625% due 09/23/19	200,000	225,995
5.750% due 01/25/21	200,000	229,888
5.950% due 12/28/17	200,000	222,400
6.625% due 04/01/18	250,000	284,969
7.250% due 04/01/32	100,000	137,278
MUFG Union Bank NA 3.000% due 06/06/16	250,000	256,802

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
National Australia Bank Ltd (Australia) 1.300% due 07/25/16	$300,000	$301,834
National City Corp 6.875% due 05/15/19	200,000	235,177
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	98,367
National Rural Utilities Cooperative Finance Corp 4.023% due 11/01/32	100,000	106,332
4.750% due 04/30/43 §	200,000	198,700
8.000% due 03/01/32	50,000	73,684
Nomura Holdings Inc (Japan) 2.000% due 09/13/16	100,000	100,875
4.125% due 01/19/16	100,000	102,832
6.700% due 03/04/20	5,000	5,918
Nordic Investment Bank (Multi-National) 0.500% due 04/14/16	200,000	200,037
Northern Trust Corp 3.375% due 08/23/21	50,000	52,601
Oesterreichische Kontrollbank AG (Austria) 0.750% due 12/15/16	200,000	199,909
1.125% due 05/29/18	150,000	148,531
Omega Healthcare Investors Inc REIT 4.950% due 04/01/24	100,000	104,564
PACCAR Financial Corp 1.150% due 08/16/16	100,000	100,573
PNC Bank NA 1.300% due 10/03/16	250,000	251,405
PNC Funding Corp 2.700% due 09/19/16	225,000	231,215
5.125% due 02/08/20	100,000	112,494
Principal Financial Group Inc 1.850% due 11/15/17	100,000	100,157
4.625% due 09/15/42	100,000	105,383
Private Export Funding Corp 1.375% due 02/15/17	100,000	100,992
2.450% due 07/15/24	100,000	97,672
4.300% due 12/15/21	25,000	27,836
Prologis LP REIT 2.750% due 02/15/19	43,000	43,655
3.350% due 02/01/21	100,000	101,476
Prospect Capital Corp 5.000% due 07/15/19	100,000	101,857
Protective Life Corp 8.450% due 10/15/39	25,000	37,793
Prudential Financial Inc 5.200% due 03/15/44 §	100,000	99,375
5.625% due 05/12/41	50,000	58,881
5.875% due 09/15/42 §	100,000	106,000
6.200% due 11/15/40	50,000	63,900
6.625% due 06/21/40	50,000	65,954
7.375% due 06/15/19	320,000	385,061
Realty Income Corp REIT 4.650% due 08/01/23	50,000	53,937
5.875% due 03/15/35	50,000	60,412
Regency Centers LP 4.800% due 04/15/21	100,000	109,033
Regions Financial Corp 2.000% due 05/15/18	50,000	49,554
Royal Bank of Canada (Canada) 1.200% due 01/23/17	400,000	399,931
1.200% due 09/19/18	100,000	99,502
1.500% due 01/16/18	200,000	199,052
2.200% due 09/23/19	200,000	201,689
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	150,000	174,407
Senior Housing Properties Trust REIT 3.250% due 05/01/19	50,000	50,359

	Principal Amount	Value
Simon Property Group LP REIT 2.150% due 09/15/17	$200,000	$203,525
2.200% due 02/01/19	150,000	150,928
4.250% due 10/01/44	200,000	207,834
Sumitomo Mitsui Banking Corp (Japan) 2.500% due 07/19/18	300,000	303,555
3.400% due 07/11/24	300,000	305,904
SunTrust Banks Inc 2.500% due 05/01/19	50,000	50,379
3.500% due 01/20/17	200,000	208,605
Svensk Exportkredit AB (Sweden) 0.625% due 05/31/16	200,000	200,102
2.125% due 07/13/16	100,000	102,241
Svenska Handelsbanken AB (Sweden) 1.625% due 03/21/18	250,000	249,828
Synchrony Financial 3.750% due 08/15/21	200,000	204,472
Tanger Properties LP REIT 3.750% due 12/01/24	50,000	50,489
The Allstate Corp 5.750% due 08/15/53 §	200,000	211,125
The Bank of New York Mellon Corp 1.350% due 03/06/18	25,000	24,791
2.100% due 01/15/19	100,000	100,411
2.300% due 07/28/16	400,000	409,002
2.500% due 01/15/16	100,000	101,947
3.400% due 05/15/24	100,000	102,005
The Bank of Nova Scotia (Canada) 1.300% due 07/21/17	150,000	149,615
1.450% due 04/25/18	100,000	98,988
2.050% due 06/05/19	100,000	99,743
2.550% due 01/12/17	200,000	205,220
The Bear Stearns Cos LLC 7.250% due 02/01/18	250,000	288,339
The Charles Schwab Corp 2.200% due 07/25/18	50,000	50,685
3.225% due 09/01/22	25,000	25,575
The Chubb Corp 5.750% due 05/15/18	50,000	56,532
The Goldman Sachs Group Inc 2.375% due 01/22/18	300,000	303,163
2.625% due 01/31/19	400,000	402,674
2.900% due 07/19/18	300,000	307,919
3.625% due 02/07/16	300,000	307,952
3.625% due 01/22/23	400,000	405,752
5.250% due 07/27/21	150,000	169,442
5.375% due 03/15/20	300,000	336,440
5.625% due 01/15/17	225,000	241,417
6.125% due 02/15/33	150,000	184,393
6.150% due 04/01/18	100,000	112,292
6.750% due 10/01/37	200,000	251,958
7.500% due 02/15/19	250,000	297,634
The Hartford Financial Services Group Inc 5.125% due 04/15/22	150,000	168,872
The Korea Development Bank (South Korea) 2.875% due 08/22/18	200,000	204,953
3.875% due 05/04/17	250,000	262,124
The NASDAQ OMX Group Inc 5.550% due 01/15/20	100,000	111,245
The Progressive Corp 3.750% due 08/23/21	100,000	107,283
The Toronto-Dominion Bank (Canada) 1.125% due 05/02/17	150,000	149,219
1.400% due 04/30/18	100,000	99,454
2.250% due 11/05/19	100,000	100,313
2.375% due 10/19/16	100,000	102,389
The Travelers Cos Inc 5.750% due 12/15/17	50,000	55,842
6.250% due 06/20/16	100,000	107,701
6.250% due 06/15/37	125,000	166,612

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Torchmark Corp 9.250% due 06/15/19	$50,000	$63,361
Toyota Motor Credit Corp 1.250% due 10/05/17	300,000	299,327
1.375% due 01/10/18	250,000	248,854
2.050% due 01/12/17	100,000	101,923
2.625% due 01/10/23	100,000	99,471
4.250% due 01/11/21	100,000	109,847
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	134,454
UBS AG (Switzerland) 2.375% due 08/14/19	400,000	400,237
5.750% due 04/25/18	100,000	112,580
5.875% due 07/15/16	100,000	107,051
5.875% due 12/20/17	100,000	111,744
UDR Inc REIT 3.700% due 10/01/20	100,000	103,794
US Bancorp 2.200% due 11/15/16	45,000	45,953
2.950% due 07/15/22	250,000	246,856
3.600% due 09/11/24	400,000	407,027
Ventas Realty LP REIT 1.250% due 04/17/17	57,000	56,521
1.550% due 09/26/16	88,000	88,414
4.000% due 04/30/19	100,000	105,928
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	109,931
Wachovia Corp 5.500% due 08/01/35	200,000	235,553
5.625% due 10/15/16	100,000	107,615
5.750% due 02/01/18	100,000	112,058
Wells Fargo & Co 1.500% due 01/16/18	100,000	99,526
2.125% due 04/22/19	100,000	100,076
2.625% due 12/15/16	300,000	308,464
3.450% due 02/13/23	300,000	304,369
3.500% due 03/08/22	150,000	156,738
4.100% due 06/03/26	300,000	307,035
4.125% due 08/15/23	300,000	315,217
4.600% due 04/01/21	200,000	222,836
5.375% due 02/07/35	100,000	120,242
5.606% due 01/15/44	100,000	118,176
Wells Fargo Bank NA 6.600% due 01/15/38	100,000	138,968
Westpac Banking Corp (Australia) 1.050% due 11/25/16	100,000	100,050
1.500% due 12/01/17	100,000	99,962
2.000% due 08/14/17	300,000	304,178
4.875% due 11/19/19	25,000	27,925
Weyerhaeuser Co REIT 7.375% due 03/15/32	100,000	133,494
Willis Group Holdings PLC (Ireland) 5.750% due 03/15/21	100,000	111,839
WP Carey Inc REIT 4.600% due 04/01/24	100,000	105,193
WR Berkley Corp 6.250% due 02/15/37	50,000	61,009
XLIT Ltd (Cayman) 2.300% due 12/15/18	50,000	50,080
5.250% due 12/15/43	50,000	56,957

		75,238,874

Health Care - 2.1%

Abbott Laboratories 5.125% due 04/01/19	80,000	89,759
6.150% due 11/30/37	25,000	33,951
AbbVie Inc 1.750% due 11/06/17	200,000	200,587
2.000% due 11/06/18	150,000	149,634
4.400% due 11/06/42	125,000	129,481

	Principal Amount	Value
Actavis Funding SCS (Luxembourg) 1.300% due 06/15/17	$100,000	$98,274
2.450% due 06/15/19	65,000	63,958
Actavis Inc 3.250% due 10/01/22	100,000	97,527
4.625% due 10/01/42	100,000	98,372
Aetna Inc 2.750% due 11/15/22	125,000	121,465
3.500% due 11/15/24	100,000	101,851
3.950% due 09/01/20	50,000	52,863
4.125% due 11/15/42	100,000	100,889
Agilent Technologies Inc 3.200% due 10/01/22	100,000	97,655
Allergan Inc 2.800% due 03/15/23	25,000	23,105
AmerisourceBergen Corp 3.400% due 05/15/24	100,000	100,245
Amgen Inc 3.625% due 05/22/24	100,000	101,841
5.150% due 11/15/41	174,000	196,865
5.700% due 02/01/19	100,000	112,591
5.750% due 03/15/40	400,000	480,284
6.400% due 02/01/39	25,000	31,849
Anthem Inc 1.875% due 01/15/18	75,000	75,040
2.250% due 08/15/19	200,000	198,210
3.300% due 01/15/23	75,000	75,058
4.625% due 05/15/42	100,000	105,350
4.650% due 01/15/43	50,000	52,245
5.875% due 06/15/17	100,000	110,018
AstraZeneca PLC (United Kingdom) 4.000% due 09/18/42	25,000	24,955
5.900% due 09/15/17	100,000	112,202
6.450% due 09/15/37	100,000	135,203
Baxter International Inc 1.850% due 06/15/18	400,000	398,365
3.200% due 06/15/23	50,000	50,472
4.250% due 03/15/20	100,000	107,657
Becton Dickinson & Co 3.125% due 11/08/21	100,000	100,526
3.734% due 12/15/24	129,000	133,031
Boston Scientific Corp 2.650% due 10/01/18	100,000	100,206
6.400% due 06/15/16	100,000	107,059
Bristol-Myers Squibb Co 1.750% due 03/01/19	100,000	99,398
3.250% due 08/01/42	100,000	87,989
Cardinal Health Inc 3.200% due 06/15/22	100,000	100,237
CareFusion Corp 3.875% due 05/15/24	100,000	103,397
Catholic Health Initiatives 4.350% due 11/01/42	150,000	149,508
Celgene Corp 2.250% due 05/15/19	200,000	198,794
3.250% due 08/15/22	100,000	100,813
4.000% due 08/15/23	100,000	105,445
Cigna Corp 2.750% due 11/15/16	200,000	205,526
4.500% due 03/15/21	100,000	109,546
Covidien International Finance SA (Luxembourg) 6.000% due 10/15/17	125,000	139,987
Dignity Health 5.267% due 11/01/64	100,000	108,995
Eli Lilly & Co 4.650% due 06/15/44	150,000	168,833
5.500% due 03/15/27	100,000	120,491
Express Scripts Holding Co 2.650% due 02/15/17	100,000	102,307
3.125% due 05/15/16	100,000	102,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Gilead Sciences Inc 3.050% due 12/01/16	$200,000	$207,687
4.400% due 12/01/21	100,000	110,425
4.500% due 02/01/45	210,000	225,389
GlaxoSmithKline Capital Inc 5.650% due 05/15/18	200,000	225,480
6.375% due 05/15/38	100,000	133,604
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	200,000	200,340
Howard Hughes Medical Institute 3.500% due 09/01/23	75,000	78,573
Humana Inc 3.850% due 10/01/24	100,000	101,518
4.625% due 12/01/42	100,000	101,786
Johnson & Johnson 1.650% due 12/05/18	150,000	150,532
2.450% due 12/05/21	150,000	150,630
4.850% due 05/15/41	50,000	60,191
5.550% due 08/15/17	50,000	55,701
5.950% due 08/15/37	100,000	136,126
Laboratory Corp of America Holdings 4.625% due 11/15/20	100,000	107,935
Life Technologies Corp 6.000% due 03/01/20	100,000	114,375
McKesson Corp 1.292% due 03/10/17	150,000	149,364
3.796% due 03/15/24	300,000	308,768
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	53,161
7.125% due 03/15/18	200,000	231,079
Medtronic Inc 1.375% due 04/01/18	250,000	247,595
1.500% due 03/15/18 ~	55,000	54,784
2.500% due 03/15/20 ~	55,000	55,211
2.750% due 04/01/23	50,000	48,704
3.150% due 03/15/22 ~	125,000	127,194
3.500% due 03/15/25 ~	380,000	389,560
4.375% due 03/15/35 ~	65,000	69,190
4.450% due 03/15/20	25,000	27,461
4.500% due 03/15/42	100,000	102,341
4.625% due 03/15/45 ~	80,000	87,084
Merck & Co Inc 1.100% due 01/31/18	100,000	98,986
2.400% due 09/15/22	100,000	97,764
3.600% due 09/15/42	300,000	290,740
4.150% due 05/18/43	100,000	106,844
6.500% due 12/01/33	50,000	69,582
6.550% due 09/15/37	50,000	71,305
Mylan Inc 2.600% due 06/24/18	100,000	101,399
Novartis Capital Corp 2.400% due 09/21/22	75,000	74,430
3.400% due 05/06/24	150,000	156,354
4.400% due 04/24/20	50,000	55,387
Novartis Securities Investment Ltd (Bermuda) 5.125% due 02/10/19	125,000	140,485
Perrigo Co PLC (Ireland) 2.300% due 11/08/18	250,000	250,031
Pfizer Inc 1.500% due 06/15/18	150,000	149,950
3.400% due 05/15/24	550,000	573,355
6.200% due 03/15/19	150,000	174,672
Quest Diagnostics Inc 4.750% due 01/30/20	15,000	16,196
5.750% due 01/30/40	10,000	11,507
6.950% due 07/01/37	100,000	128,419
Sanofi (France) 4.000% due 03/29/21	200,000	217,596

	Principal Amount	Value
St Jude Medical Inc 3.250% due 04/15/23	$100,000	$100,149
Stryker Corp 4.100% due 04/01/43	100,000	100,848
4.375% due 05/15/44	300,000	313,322
Teva Pharmaceutical Finance IV LLC 2.250% due 03/18/20	200,000	196,695
Thermo Fisher Scientific Inc 2.250% due 08/15/16	100,000	101,625
3.150% due 01/15/23	100,000	98,195
3.200% due 03/01/16	100,000	102,435
4.150% due 02/01/24	100,000	105,658
UnitedHealth Group Inc 1.625% due 03/15/19	250,000	246,679
6.875% due 02/15/38	250,000	351,985
Wyeth LLC 5.950% due 04/01/37	50,000	64,350
6.500% due 02/01/34	100,000	135,227
Zimmer Holdings Inc 3.375% due 11/30/21	100,000	101,743
Zoetis Inc 1.150% due 02/01/16	100,000	99,954

		15,388,414

Industrials - 1.6%

3M Co 2.000% due 06/26/22	400,000	388,074
ABB Finance USA Inc 2.875% due 05/08/22	100,000	100,665
Air Lease Corp 3.375% due 01/15/19	100,000	101,750
American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	188,794	202,953
Boeing Capital Corp 4.700% due 10/27/19	200,000	222,873
Burlington Northern Santa Fe LLC 3.000% due 03/15/23	150,000	149,792
4.450% due 03/15/43	300,000	314,689
4.700% due 10/01/19	100,000	110,661
5.650% due 05/01/17	100,000	109,753
5.750% due 05/01/40	100,000	123,825
Canadian National Railway Co (Canada) 2.850% due 12/15/21	100,000	102,481
2.950% due 11/21/24	100,000	100,007
6.200% due 06/01/36	50,000	67,019
Canadian Pacific Railway Ltd (Canada) 4.500% due 01/15/22	50,000	54,988
Caterpillar Inc 3.803% due 08/15/42	100,000	99,025
3.900% due 05/27/21	200,000	216,886
6.050% due 08/15/36	125,000	162,897
Continental Airlines Pass-Through Trust 9.000% due 01/08/18	37,318	41,098
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	28,402	28,865
CSX Corp 3.400% due 08/01/24	200,000	202,979
3.700% due 11/01/23	100,000	105,032
5.500% due 04/15/41	75,000	90,820
7.375% due 02/01/19	50,000	59,930
Danaher Corp 2.300% due 06/23/16	50,000	51,158
Deere & Co 3.900% due 06/09/42	100,000	101,496
4.375% due 10/16/19	50,000	54,644
Delta Air Lines Pass-Through Trust ‘A’ 4.950% due 11/23/20	67,827	72,663
Dover Corp 5.375% due 03/01/41	50,000	62,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Eaton Corp 2.750% due 11/02/22	$200,000	$196,823
4.000% due 11/02/32	100,000	102,040
Embraer SA (Brazil) 5.150% due 06/15/22	100,000	105,750
Emerson Electric Co 4.250% due 11/15/20	25,000	27,213
FedEx Corp 3.875% due 08/01/42	100,000	96,775
4.000% due 01/15/24	200,000	213,282
Flowserve Corp 4.000% due 11/15/23	143,000	147,979
GATX Corp 2.375% due 07/30/18	46,000	46,336
General Dynamics Corp 1.000% due 11/15/17	50,000	49,534
3.600% due 11/15/42	200,000	191,147
General Electric Co 2.700% due 10/09/22	100,000	100,215
3.375% due 03/11/24	250,000	258,771
4.125% due 10/09/42	100,000	103,953
5.250% due 12/06/17	100,000	110,985
Honeywell International Inc 5.000% due 02/15/19	100,000	112,197
5.300% due 03/01/18	125,000	138,761
Illinois Tool Works Inc 1.950% due 03/01/19	150,000	150,230
4.875% due 09/15/41	100,000	115,085
Ingersoll-Rand Global Holding Co Ltd 4.250% due 06/15/23	100,000	105,597
John Deere Capital Corp 1.050% due 10/11/16	100,000	100,213
1.400% due 03/15/17	100,000	100,424
1.950% due 12/13/18	200,000	200,142
2.750% due 03/15/22	100,000	99,520
Koninklijke Philips NV (Netherlands) 5.750% due 03/11/18	50,000	55,539
L-3 Communications Corp 5.200% due 10/15/19	100,000	109,949
Lockheed Martin Corp 4.250% due 11/15/19	100,000	109,124
6.150% due 09/01/36	100,000	130,969
Norfolk Southern Corp 2.903% due 02/15/23	100,000	99,028
3.000% due 04/01/22	100,000	100,572
4.800% due 08/15/43	100,000	111,783
4.837% due 10/01/41	50,000	55,682
5.900% due 06/15/19	50,000	57,446
Northrop Grumman Corp 3.250% due 08/01/23	100,000	100,941
3.500% due 03/15/21	100,000	104,247
Owens Corning 4.200% due 12/15/22	138,000	140,282
Parker-Hannifin Corp 6.250% due 05/15/38	100,000	135,232
Pitney Bowes Inc 4.625% due 03/15/24	100,000	102,548
5.600% due 03/15/18	50,000	54,389
Precision Castparts Corp 2.500% due 01/15/23	100,000	96,465
Raytheon Co 2.500% due 12/15/22	125,000	122,006
4.400% due 02/15/20	25,000	27,327
Republic Services Inc 3.800% due 05/15/18	200,000	211,768
5.500% due 09/15/19	27,000	30,449
Rockwell Collins Inc 5.250% due 07/15/19	100,000	111,372
Roper Industries Inc 1.850% due 11/15/17	100,000	100,199

	Principal Amount	Value
Ryder System Inc 2.350% due 02/26/19	$125,000	$124,259
2.500% due 03/01/17	50,000	50,735
Southwest Airlines Co 2.750% due 11/06/19	50,000	50,286
Stanley Black & Decker Inc 2.900% due 11/01/22	50,000	49,382
The Boeing Co 5.875% due 02/15/40	50,000	65,809
6.000% due 03/15/19	100,000	115,519
The Dun & Bradstreet Corp 3.250% due 12/01/17	200,000	205,796
Union Pacific Corp 3.646% due 02/15/24	92,000	97,558
4.750% due 09/15/41	100,000	112,791
4.750% due 12/15/43	100,000	113,769
United Airlines Pass-Through Trust ‘A’ 4.000% due 10/11/27	107,000	108,744
United Parcel Service Inc 1.125% due 10/01/17	50,000	49,791
2.450% due 10/01/22	100,000	98,202
3.125% due 01/15/21	100,000	104,451
5.500% due 01/15/18	50,000	55,813
6.200% due 01/15/38	50,000	66,720
United Technologies Corp 1.800% due 06/01/17	100,000	101,373
3.100% due 06/01/22	200,000	204,402
4.500% due 06/01/42	300,000	327,962
6.125% due 02/01/19	200,000	232,417
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	90,568	95,215
Verisk Analytics Inc 4.125% due 09/12/22	100,000	103,229
Waste Management Inc 6.100% due 03/15/18	250,000	283,100
7.750% due 05/15/32	100,000	146,111

		11,503,209

Information Technology - 1.3%

Adobe Systems Inc 4.750% due 02/01/20	100,000	109,898
Alibaba Group Holding Ltd (Cayman) 3.600% due 11/28/24 ~	200,000	198,779
Altera Corp 2.500% due 11/15/18	100,000	100,729
Amphenol Corp 2.550% due 01/30/19	200,000	201,580
Apple Inc 0.450% due 05/03/16	175,000	174,904
2.400% due 05/03/23	450,000	437,890
3.450% due 05/06/24	300,000	314,556
Arrow Electronics Inc 6.000% due 04/01/20	25,000	28,105
Baidu Inc (Cayman) 2.250% due 11/28/17	200,000	200,505
Broadcom Corp 3.500% due 08/01/24	200,000	201,288
CA Inc 2.875% due 08/15/18	100,000	101,767
CDK Global Inc 3.300% due 10/15/19 ~	35,000	34,895
Cisco Systems Inc 2.125% due 03/01/19	200,000	201,060
4.950% due 02/15/19	200,000	223,649
5.500% due 02/22/16	200,000	211,076
5.500% due 01/15/40	100,000	122,126
Corning Inc 1.450% due 11/15/17	100,000	99,296

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
eBay Inc 1.350% due 07/15/17	$100,000	$99,302
3.250% due 10/15/20	200,000	203,693
EMC Corp 1.875% due 06/01/18	100,000	99,751
3.375% due 06/01/23	100,000	100,541
Fidelity National Information Services Inc 3.500% due 04/15/23	108,000	107,544
Fiserv Inc 3.125% due 06/15/16	50,000	51,364
Google Inc 2.125% due 05/19/16	100,000	102,206
Hewlett-Packard Co 3.000% due 09/15/16	200,000	205,494
3.750% due 12/01/20	50,000	51,764
4.050% due 09/15/22	200,000	203,515
4.650% due 12/09/21	150,000	160,758
6.000% due 09/15/41	55,000	62,078
Ingram Micro Inc 4.950% due 12/15/24	50,000	50,081
Intel Corp 3.300% due 10/01/21	250,000	262,553
4.800% due 10/01/41	185,000	203,966
International Business Machines Corp 0.450% due 05/06/16	250,000	249,382
1.250% due 02/08/18	100,000	99,244
1.625% due 05/15/20	150,000	144,763
1.875% due 05/15/19	100,000	99,766
1.950% due 07/22/16	100,000	101,946
3.375% due 08/01/23	300,000	307,098
5.600% due 11/30/39	26,000	31,516
5.700% due 09/14/17	100,000	111,522
8.375% due 11/01/19	100,000	128,132
Juniper Networks Inc 3.100% due 03/15/16	100,000	102,025
Keysight Technologies Inc 4.550% due 10/30/24 ~	100,000	100,236
KLA-Tencor Corp 5.650% due 11/01/34	38,000	40,436
Microsoft Corp 2.375% due 05/01/23	100,000	98,333
3.500% due 11/15/42	100,000	95,190
5.200% due 06/01/39	135,000	161,255
5.300% due 02/08/41	200,000	246,309
Motorola Solutions Inc 3.500% due 03/01/23	150,000	147,912
NetApp Inc 3.375% due 06/15/21	50,000	50,201
Oracle Corp 1.200% due 10/15/17	300,000	299,076
2.250% due 10/08/19	300,000	302,347
4.300% due 07/08/34	100,000	107,279
5.000% due 07/08/19	100,000	112,240
5.750% due 04/15/18	100,000	113,132
6.125% due 07/08/39	100,000	130,279
6.500% due 04/15/38	100,000	135,023
Seagate HDD Cayman (Cayman) 3.750% due 11/15/18 ~	100,000	102,875
5.750% due 12/01/34 ~	50,000	52,888
Symantec Corp 2.750% due 06/15/17	100,000	101,539
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	100,000	104,765
Texas Instruments Inc 1.000% due 05/01/18	200,000	196,685
The Western Union Co 5.930% due 10/01/16	100,000	107,442
Tyco Electronics Group SA (Luxembourg) 2.375% due 12/17/18	50,000	50,478
4.875% due 01/15/21	30,000	32,960

	Principal Amount	Value
Xerox Corp 3.800% due 05/15/24	$150,000	$147,397
5.625% due 12/15/19	100,000	112,510

		9,450,894

Materials - 1.3%

Agrium Inc (Canada) 5.250% due 01/15/45	145,000	157,229
Air Products & Chemicals Inc 3.350% due 07/31/24	100,000	101,695
4.375% due 08/21/19	25,000	27,275
Albemarle Corp 5.450% due 12/01/44	50,000	54,006
Barrick Gold Corp (Canada) 3.850% due 04/01/22	100,000	96,384
4.100% due 05/01/23	200,000	194,979
5.250% due 04/01/42	100,000	92,757
BHP Billiton Finance USA Ltd (Australia) 1.875% due 11/21/16	100,000	101,655
2.050% due 09/30/18	200,000	200,922
5.000% due 09/30/43	150,000	170,711
6.500% due 04/01/19	300,000	352,941
Cabot Corp 5.000% due 10/01/16	25,000	26,524
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	100,000	103,082
CF Industries Inc 3.450% due 06/01/23	225,000	220,345
CRH America Inc 6.000% due 09/30/16	50,000	53,852
Eastman Chemical Co 3.800% due 03/15/25	100,000	102,008
4.650% due 10/15/44	50,000	51,371
4.800% due 09/01/42	100,000	101,511
Ecolab Inc 1.450% due 12/08/17	150,000	148,985
4.350% due 12/08/21	100,000	109,123
EI du Pont de Nemours & Co 4.150% due 02/15/43	100,000	101,152
4.625% due 01/15/20	150,000	165,964
5.750% due 03/15/19	200,000	228,800
FMC Corp 4.100% due 02/01/24	50,000	51,822
Freeport-McMoRan Inc 2.150% due 03/01/17	200,000	200,445
3.100% due 03/15/20	150,000	146,083
3.875% due 03/15/23	300,000	283,144
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	155,371
Goldcorp Inc (Canada) 3.700% due 03/15/23	250,000	244,156
International Paper Co 4.750% due 02/15/22	125,000	136,575
6.000% due 11/15/41	200,000	234,977
7.500% due 08/15/21	40,000	49,930
7.950% due 06/15/18	100,000	117,982
LyondellBasell Industries NV (Netherlands) 6.000% due 11/15/21	200,000	230,521
MeadWestvaco Corp 7.375% due 09/01/19	100,000	118,274
Monsanto Co 1.850% due 11/15/18	100,000	99,698
3.375% due 07/15/24	100,000	101,809
3.600% due 07/15/42	50,000	45,739
4.400% due 07/15/44	100,000	104,185
Newmont Mining Corp 3.500% due 03/15/22	100,000	94,063
5.875% due 04/01/35	100,000	97,614

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Nucor Corp 4.000% due 08/01/23	$25,000	$26,229
4.125% due 09/15/22	50,000	53,309
5.200% due 08/01/43	25,000	27,664
Packaging Corp of America 3.650% due 09/15/24	100,000	98,638
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	250,000	278,181
PPG Industries Inc 2.300% due 11/15/19	100,000	99,674
3.600% due 11/15/20	50,000	52,099
Praxair Inc 1.050% due 11/07/17	50,000	49,511
1.250% due 11/07/18	150,000	146,672
2.200% due 08/15/22	100,000	95,987
Rio Tinto Finance USA Ltd (Australia) 3.500% due 11/02/20	100,000	103,893
7.125% due 07/15/28	50,000	65,284
9.000% due 05/01/19	150,000	189,951
Rio Tinto Finance USA PLC (United Kingdom) 1.625% due 08/21/17	100,000	100,030
4.750% due 03/22/42	200,000	205,544
Sonoco Products Co 5.750% due 11/01/40	200,000	239,813
Southern Copper Corp 5.250% due 11/08/42	150,000	134,752
7.500% due 07/27/35	50,000	56,750
Teck Resources Ltd (Canada) 3.150% due 01/15/17	100,000	102,024
5.200% due 03/01/42	100,000	82,033
6.250% due 07/15/41	50,000	46,235
The Dow Chemical Co 4.125% due 11/15/21	200,000	211,627
4.250% due 11/15/20	100,000	107,191
4.250% due 10/01/34	200,000	197,079
5.700% due 05/15/18	197,000	218,869
The Mosaic Co 5.450% due 11/15/33	163,000	184,983
The Sherwin-Williams Co 4.000% due 12/15/42	50,000	49,827
The Valspar Corp 7.250% due 06/15/19	25,000	29,315
Vale Overseas Ltd (Cayman) 4.375% due 01/11/22	300,000	290,655
6.250% due 01/23/17	100,000	106,764
6.875% due 11/21/36	150,000	158,878
8.250% due 01/17/34	100,000	120,674

		9,405,794

Telecommunication Services - 1.3%

America Movil SAB de CV (Mexico) 5.000% due 10/16/19	250,000	277,227
6.125% due 03/30/40	250,000	298,302
6.375% due 03/01/35	125,000	154,942
AT&T Inc 0.900% due 02/12/16	100,000	100,018
1.400% due 12/01/17	100,000	99,074
2.625% due 12/01/22	125,000	119,264
2.950% due 05/15/16	400,000	410,322
3.000% due 02/15/22	100,000	98,274
4.300% due 12/15/42	393,000	375,114
4.350% due 06/15/45	177,000	167,552
4.450% due 05/15/21	250,000	268,976
5.350% due 09/01/40	161,000	174,961
5.800% due 02/15/19	200,000	227,378
6.550% due 02/15/39	100,000	123,667
British Telecommunications PLC (United Kingdom) 1.250% due 02/14/17	300,000	298,678
9.625% due 12/15/30	50,000	78,694

	Principal Amount	Value
CC Holdings GS V LLC 3.849% due 04/15/23	$100,000	$99,506
Deutsche Telekom International Finance BV (Netherlands) 8.750% due 06/15/30	185,000	273,942
Embarq Corp 7.995% due 06/01/36	150,000	168,000
Orange SA (France) 2.750% due 09/14/16	100,000	102,260
2.750% due 02/06/19	100,000	101,956
5.375% due 01/13/42	150,000	171,156
9.000% due 03/01/31	50,000	76,460
Qwest Corp 6.750% due 12/01/21	100,000	115,794
Rogers Communications Inc (Canada) 4.500% due 03/15/43	25,000	25,236
5.000% due 03/15/44	100,000	109,793
6.800% due 08/15/18	100,000	115,508
Telefonica Emisiones SAU (Spain) 3.992% due 02/16/16	50,000	51,448
5.462% due 02/16/21	40,000	44,658
7.045% due 06/20/36	150,000	197,934
Telefonica Europe BV (Netherlands) 8.250% due 09/15/30	250,000	348,379
Verizon Communications Inc 1.350% due 06/09/17	300,000	298,902
2.500% due 09/15/16	261,000	266,968
2.550% due 06/17/19	200,000	201,796
3.000% due 11/01/21	85,000	83,958
3.450% due 03/15/21	200,000	204,579
3.500% due 11/01/21	200,000	204,768
4.500% due 09/15/20	229,000	248,826
5.150% due 09/15/23	200,000	221,003
5.850% due 09/15/35	300,000	353,218
6.350% due 04/01/19	250,000	289,964
6.400% due 09/15/33	273,000	336,867
6.400% due 02/15/38	350,000	433,272
6.550% due 09/15/43	500,000	641,512
Vodafone Group PLC (United Kingdom) 5.450% due 06/10/19	150,000	168,965
5.625% due 02/27/17	100,000	108,410
6.150% due 02/27/37	150,000	181,583
7.875% due 02/15/30	50,000	69,362

		9,588,426

Utilities - 1.7%

AGL Capital Corp 3.500% due 09/15/21	150,000	155,478
Alabama Power Co 4.100% due 01/15/42	100,000	103,824
4.150% due 08/15/44	90,000	94,898
Ameren Illinois Co 3.250% due 03/01/25	50,000	50,813
American Water Capital Corp 4.300% due 12/01/42	100,000	102,099
Appalachian Power Co 4.600% due 03/30/21	50,000	55,540
7.000% due 04/01/38	150,000	209,386
Arizona Public Service Co 4.500% due 04/01/42	100,000	106,341
4.700% due 01/15/44	100,000	114,385
Atmos Energy Corp 4.150% due 01/15/43	64,000	64,524
Avista Corp 5.125% due 04/01/22	15,000	17,198
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	26,294
Berkshire Hathaway Energy Co 1.100% due 05/15/17	100,000	99,073
5.150% due 11/15/43	200,000	226,843
6.125% due 04/01/36	100,000	126,039
6.500% due 09/15/37	100,000	131,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	$100,000	$95,947
CenterPoint Energy Resources Corp 4.500% due 01/15/21	100,000	109,807
CMS Energy Corp 6.250% due 02/01/20	100,000	115,919
Commonwealth Edison Co 1.950% due 09/01/16	100,000	101,651
3.800% due 10/01/42	100,000	99,476
4.000% due 08/01/20	100,000	107,426
Consolidated Edison Co of New York Inc 3.950% due 03/01/43	100,000	100,156
5.850% due 04/01/18	100,000	113,254
6.650% due 04/01/19	150,000	176,727
Consumers Energy Co 6.700% due 09/15/19	125,000	149,176
Dominion Gas Holdings LLC 3.550% due 11/01/23	100,000	102,290
Dominion Resources Inc 4.700% due 12/01/44	100,000	106,856
5.200% due 08/15/19	120,000	133,963
DTE Electric Co 3.375% due 03/01/25	50,000	51,413
3.650% due 03/15/24	51,000	53,691
DTE Energy Co 3.850% due 12/01/23	100,000	105,246
Duke Energy Carolinas LLC 6.050% due 04/15/38	110,000	143,532
6.100% due 06/01/37	25,000	32,629
7.000% due 11/15/18	100,000	118,646
Duke Energy Corp 2.100% due 06/15/18	100,000	101,006
3.550% due 09/15/21	100,000	104,553
3.750% due 04/15/24	300,000	312,679
Duke Energy Indiana Inc 4.200% due 03/15/42	125,000	133,854
4.900% due 07/15/43	100,000	118,265
Empresa Nacional de Electricidad SA (Chile) 4.250% due 04/15/24	50,000	50,467
Entergy Arkansas Inc 4.950% due 12/15/44	50,000	52,405
Entergy Corp 4.700% due 01/15/17	150,000	158,049
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	59,288
Exelon Generation Co LLC 5.200% due 10/01/19	300,000	331,857
Florida Power & Light Co 4.950% due 06/01/35	100,000	115,745
5.690% due 03/01/40	35,000	45,784
5.950% due 02/01/38	125,000	166,727
Georgia Power Co 2.850% due 05/15/22	100,000	100,734
4.300% due 03/15/42	100,000	105,444
Great Plains Energy Inc 4.850% due 06/01/21	100,000	109,640
Indiana Michigan Power Co 3.200% due 03/15/23	50,000	50,362
ITC Holdings Corp 3.650% due 06/15/24	25,000	25,402
Kentucky Utilities Co 4.650% due 11/15/43	200,000	229,995
MidAmerican Energy Co 2.400% due 03/15/19	150,000	152,454
6.750% due 12/30/31	100,000	139,473
National Fuel Gas Co 3.750% due 03/01/23	100,000	101,316
NextEra Energy Capital Holdings Inc 2.700% due 09/15/19	100,000	101,140
4.500% due 06/01/21	50,000	54,342

	Principal Amount	Value
NiSource Finance Corp 4.800% due 02/15/44	$100,000	$106,969
5.250% due 02/15/43	100,000	115,075
6.125% due 03/01/22	50,000	59,356
Northeast Utilities 2.800% due 05/01/23	100,000	96,962
Northern States Power Co 2.150% due 08/15/22	100,000	96,213
2.600% due 05/15/23	100,000	98,562
NSTAR Electric Co 2.375% due 10/15/22	100,000	96,578
Oglethorpe Power Corp 4.550% due 06/01/44	50,000	52,933
Ohio Edison Co 6.875% due 07/15/36	150,000	203,654
Ohio Power Co 5.375% due 10/01/21	30,000	34,753
Oklahoma Gas & Electric Co 4.550% due 03/15/44	100,000	112,232
Oncor Electric Delivery Co LLC 2.150% due 06/01/19	50,000	49,830
5.300% due 06/01/42	100,000	124,598
7.000% due 05/01/32	50,000	70,396
ONE Gas Inc 4.658% due 02/01/44	200,000	228,859
Pacific Gas & Electric Co 2.450% due 08/15/22	100,000	96,389
3.850% due 11/15/23	50,000	52,140
4.300% due 03/15/45	75,000	77,313
4.750% due 02/15/44	100,000	110,431
6.050% due 03/01/34	250,000	319,254
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	40,582
Potomac Electric Power Co 3.600% due 03/15/24	100,000	104,959
PPL Capital Funding Inc 1.900% due 06/01/18	60,000	59,953
PPL Electric Utilities Corp 2.500% due 09/01/22	100,000	98,983
4.750% due 07/15/43	50,000	57,839
5.200% due 07/15/41	25,000	30,718
Progress Energy Inc 5.625% due 01/15/16	100,000	104,820
7.750% due 03/01/31	100,000	145,194
PSEG Power LLC 2.450% due 11/15/18	200,000	200,502
4.150% due 09/15/21	100,000	105,500
Public Service Co of Colorado 4.300% due 03/15/44	200,000	216,220
Public Service Electric & Gas Co 3.050% due 11/15/24	50,000	50,301
Puget Energy Inc 6.000% due 09/01/21	100,000	117,148
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	32,457
San Diego Gas & Electric Co 3.000% due 08/15/21	100,000	102,668
3.600% due 09/01/23	100,000	105,329
Sempra Energy 9.800% due 02/15/19	50,000	64,262
Sierra Pacific Power Co 6.000% due 05/15/16	150,000	160,232
South Carolina Electric & Gas Co 4.600% due 06/15/43	100,000	109,316
5.300% due 05/15/33	50,000	60,078
5.450% due 02/01/41	50,000	61,850
Southern California Edison Co 3.500% due 10/01/23	100,000	105,318
3.875% due 06/01/21	100,000	108,742
3.900% due 03/15/43	50,000	50,854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
4.500% due 09/01/40	$50,000	$54,915
5.500% due 08/15/18	100,000	112,752
Southern California Gas Co 3.150% due 09/15/24	100,000	101,260
4.450% due 03/15/44	100,000	112,725
Southwestern Electric Power Co 6.200% due 03/15/40	50,000	65,072
Tampa Electric Co 6.100% due 05/15/18	35,000	39,906
TransAlta Corp (Canada) 1.900% due 06/03/17	63,000	62,774
Union Electric Co 8.450% due 03/15/39	100,000	169,451
Virginia Electric & Power Co 1.200% due 01/15/18	100,000	98,833
2.950% due 01/15/22	100,000	101,149
3.450% due 02/15/24	100,000	103,167
4.650% due 08/15/43	100,000	112,475
5.000% due 06/30/19	35,000	39,253
8.875% due 11/15/38	25,000	42,008
Westar Energy Inc 4.100% due 04/01/43	100,000	104,797
Wisconsin Electric Power Co 1.700% due 06/15/18	100,000	99,650
4.250% due 12/15/19	25,000	27,191

		12,566,534

Total Corporate Bonds & Notes (Cost $187,226,034)		192,319,378

MORTGAGE-BACKED SECURITIES - 30.7%

Collateralized Mortgage Obligations - Commercial - 2.0%

Banc of America Commercial Mortgage Trust 5.356% due 10/10/45 "	50,000	52,385
5.369% due 10/10/45 "	50,000	50,799
5.628% due 04/10/49 " §	100,000	107,153
5.634% due 04/10/49 " §	5,798	5,806
5.638% due 04/10/49 " §	200,000	216,385
Bear Stearns Commercial Mortgage Securities Trust 5.537% due 10/12/41 "	94,173	99,404
5.540% due 09/11/41 "	664,456	699,155
5.896% due 06/11/50 " §	450,000	493,022
Citigroup Commercial Mortgage Trust 5.710% due 12/10/49 " §	200,000	217,154
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617% due 10/15/48 "	88,801	93,393
Commercial Mortgage Trust 3.660% due 10/10/46 "	400,000	421,130
3.819% due 06/10/47 "	900,000	957,193
5.444% due 03/10/39 "	100,000	106,761
5.819% due 07/10/38 " §	96,304	100,731
Credit Suisse Commercial Mortgage Trust 5.669% due 03/15/39 " §	96,165	99,776
Fannie Mae 2.323% due 11/25/18 " §	850,000	866,578
2.717% due 02/25/22 "	500,000	508,412
Freddie Mac Multifamily Structured Pass-Through Certificates 1.875% due 04/25/22 "	473,716	472,181
3.250% due 04/25/23 " §	1,700,000	1,782,691
3.398% due 07/25/19 "	426,772	447,219
JPMBB Commercial Mortgage Securities Trust 4.133% due 08/15/46 " §	600,000	654,756

	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust 3.143% due 12/15/47 "	$500,000	$511,062
5.207% due 05/15/45 " §	300,000	328,413
5.336% due 05/15/47 "	98,370	104,554
5.399% due 05/15/45 "	461,921	486,381
5.429% due 12/12/43 "	100,000	105,255
5.814% due 06/12/43 " §	168,754	177,029
LB-UBS Commercial Mortgage Trust 5.661% due 03/15/39 " §	69,164	71,879
5.833% due 06/15/38 " §	239,596	251,826
5.866% due 09/15/45 " §	75,156	82,675
Merrill Lynch Mortgage Trust 5.686% due 05/12/39 " §	255,000	266,166
ML-CFC Commercial Mortgage Trust 5.870% due 06/12/46 " §	483,449	507,586
5.882% due 08/12/49 " §	175,000	191,114
Morgan Stanley Capital I Trust 5.439% due 02/12/44 "	12,052	12,128
5.514% due 11/12/49 " §	98,258	104,962
5.569% due 12/15/44 "	450,000	484,007
5.654% due 04/15/49 " §	160,339	164,265
5.809% due 12/12/49 "	372,184	405,212
5.908% due 06/11/49 " §	96,702	105,283
UBS Commercial Mortgage Trust 4.171% due 05/10/45 "	500,000	534,207
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63 "	250,000	261,686
Wachovia Bank Commercial Mortgage Trust 5.515% due 01/15/45 " §	470,000	487,995
5.795% due 07/15/45 " §	100,000	106,512
WF-RBS Commercial Mortgage Trust 2.870% due 11/15/45 "	700,000	703,022

		14,905,303

Fannie Mae - 13.5%

1.950% due 09/01/37 " §	46,377	49,893
2.190% due 08/01/39 " §	35,137	37,478
2.195% due 06/01/38 " §	12,876	14,001
2.500% due 10/01/27 - 01/01/43 "	6,936,219	7,054,917
2.864% due 07/01/41 " §	469,013	488,229
3.000% due 05/01/22 - 08/01/43 "	20,989,740	21,433,191
3.071% due 03/01/41 " §	314,971	334,683
3.293% due 01/01/41 " §	253,339	266,222
3.500% due 11/01/25 - 01/01/45 "	23,999,988	25,121,530
4.000% due 09/01/18 - 01/01/45 "	19,909,841	21,274,309
4.500% due 05/01/18 - 09/01/43 "	11,583,228	12,590,058
5.000% due 12/01/17 - 09/01/40 "	5,005,201	5,518,142
5.500% due 11/01/33 - 07/01/41 "	3,165,440	3,544,150
6.000% due 09/01/34 - 06/01/40 "	1,934,523	2,196,541
6.500% due 09/01/36 - 07/01/38 "	351,455	416,730

		100,340,074

Freddie Mac - 7.5%

2.294% due 11/01/37 " §	55,528	59,295
2.500% due 08/01/28 - 01/01/30 "	4,519,023	4,601,986
3.000% due 09/01/26 - 09/01/43 "	10,482,199	10,724,770
3.500% due 06/01/21 - 01/01/45 "	11,979,689	12,489,563
4.000% due 02/01/25 - 01/01/45 "	11,896,455	12,700,371
4.500% due 08/01/24 - 10/01/41 "	7,052,399	7,666,468
5.000% due 03/01/19 - 03/01/41 "	2,888,709	3,192,048
5.500% due 12/01/16 - 08/01/40 "	1,952,883	2,183,644
6.000% due 04/01/36 - 05/01/40 "	1,784,119	2,021,958
6.500% due 08/01/37 - 04/01/39 "	192,040	220,030

		55,860,133

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Government National Mortgage Association - 7.7%

2.500% due 01/20/43 "	$400,411	$395,506
3.000% due 08/20/42 - 01/01/45 "	9,919,893	10,160,739
3.500% due 10/15/41 - 01/01/45 "	15,270,472	16,056,158
4.000% due 06/15/39 - 01/01/45 "	13,229,890	14,209,460
4.500% due 02/15/39 - 01/01/45 "	8,184,813	8,962,667
5.000% due 05/15/36 - 10/20/43 "	4,107,346	4,534,596
5.500% due 04/15/37 - 04/15/40 "	1,597,226	1,785,953
6.000% due 01/15/38 - 06/15/41 "	590,837	667,969
6.500% due 10/15/38 - 02/15/39 "	91,224	106,228

		56,879,276

Total Mortgage-Backed Securities (Cost $224,645,061)		227,984,786

ASSET-BACKED SECURITIES - 0.4%

Capital Auto Receivables Asset Trust 1.680% due 04/20/18 "	354,000	357,377
Carmax Auto Owner Trust 0.840% due 11/15/18 "	300,000	297,663
CenterPoint Energy Restoration Bond Co LLC 3.460% due 08/15/19 "	200,000	208,659
Chase Issuance Trust 1.580% due 08/16/21 "	200,000	195,948
Citibank Credit Card Issuance Trust 5.350% due 02/07/20 "	350,000	389,435
5.650% due 09/20/19 "	100,000	111,001
6.150% due 06/15/39 "	250,000	336,132
Hyundai Auto Receivables Trust 1.550% due 03/15/19 "	250,000	251,270
Santander Drive Auto Receivables Trust 1.550% due 10/15/18 "	400,000	401,388
World Financial Network Credit Card Master Trust 0.910% due 03/16/20 "	500,000	499,407

Total Asset-Backed Securities (Cost $3,047,523)		3,048,280

U.S. GOVERNMENT AGENCY ISSUES - 2.9%

Fannie Mae 0.375% due 07/05/16	500,000	498,855
0.750% due 04/20/17	500,000	498,730
0.875% due 08/28/17	150,000	149,370
0.875% due 10/26/17	400,000	396,759
0.875% due 12/20/17	350,000	346,255
0.875% due 02/08/18	750,000	741,695
0.875% due 05/21/18	500,000	491,894
1.000% due 09/27/17	250,000	249,227
1.250% due 09/28/16	700,000	707,521
1.250% due 01/30/17	500,000	504,749
1.750% due 01/30/19	100,000	100,758
2.625% due 09/06/24	960,000	973,454
5.000% due 03/15/16	200,000	210,962
5.000% due 05/11/17	150,000	164,124
5.375% due 06/12/17	200,000	221,271
5.625% due 07/15/37	100,000	141,058
7.125% due 01/15/30	525,000	801,432
Federal Farm Credit Bank 5.125% due 08/25/16	150,000	161,182
Federal Home Loan Bank 0.625% due 12/28/16	300,000	299,411
0.875% due 05/24/17	700,000	699,219
1.200% due 11/21/18	200,000	197,064
4.750% due 12/16/16	50,000	54,172
5.000% due 11/17/17	800,000	889,694
5.375% due 05/18/16	300,000	320,129

	Principal Amount	Value
5.375% due 08/15/18	$200,000	$227,839
5.500% due 07/15/36	100,000	137,431
Financing Corp Fico 10.700% due 10/06/17	50,000	62,729
Freddie Mac 0.500% due 05/27/16	500,000	500,211
0.650% due 09/30/16	500,000	498,954
0.750% due 01/12/18	300,000	295,807
1.000% due 03/08/17	400,000	401,362
1.000% due 07/28/17	250,000	249,947
1.250% due 10/02/19	1,200,000	1,174,584
1.375% due 05/01/20	2,000,000	1,951,328
1.750% due 05/30/19	200,000	201,236
2.000% due 08/25/16	700,000	715,938
2.375% due 01/13/22	2,350,000	2,375,723
4.750% due 01/19/16	750,000	784,690
4.875% due 06/13/18	400,000	447,404
5.000% due 04/18/17	300,000	328,401
5.125% due 11/17/17	200,000	222,749
6.250% due 07/15/32	225,000	329,458
Tennessee Valley Authority 2.875% due 09/15/24	500,000	507,458
3.500% due 12/15/42	100,000	98,922
3.875% due 02/15/21	65,000	71,683
5.250% due 09/15/39	25,000	31,947
5.375% due 04/01/56	50,000	66,068
6.750% due 11/01/25	150,000	204,004
7.125% due 05/01/30	50,000	74,285

Total U.S. Government Agency Issues (Cost $21,426,444)		21,779,143

U.S. TREASURY OBLIGATIONS - 35.8%

U.S. Treasury Bonds - 4.6%

2.750% due 08/15/42	1,450,000	1,451,132
2.750% due 11/15/42	1,850,000	1,850,289
2.875% due 05/15/43	5,300,000	5,427,115
3.000% due 05/15/42	1,075,000	1,130,766
3.125% due 11/15/41	975,000	1,053,761
3.125% due 02/15/43	2,325,000	2,498,831
3.125% due 08/15/44	3,500,000	3,768,790
3.625% due 08/15/43	1,525,000	1,795,091
3.750% due 08/15/41	1,300,000	1,568,633
3.750% due 11/15/43	1,000,000	1,203,281
4.250% due 11/15/40	750,000	971,954
4.375% due 05/15/40	1,025,000	1,348,916
4.375% due 05/15/41	775,000	1,028,933
4.500% due 02/15/36	2,250,000	3,004,981
4.500% due 08/15/39	700,000	933,843
4.625% due 02/15/40	625,000	849,805
5.375% due 02/15/31	1,100,000	1,534,757
6.250% due 05/15/30	1,550,000	2,317,734
7.500% due 11/15/16	500,000	563,770
9.250% due 02/15/16	100,000	109,953

		34,412,335

U.S. Treasury Notes - 31.2%

0.250% due 02/29/16	1,800,000	1,797,610
0.250% due 04/15/16	8,700,000	8,685,558
0.375% due 01/15/16	5,500,000	5,504,939
0.375% due 02/15/16	3,550,000	3,551,108
0.375% due 03/15/16	5,450,000	5,450,213
0.500% due 08/31/16	5,500,000	5,496,348
0.500% due 07/31/17	500,000	494,297
0.625% due 10/15/16	4,500,000	4,501,318
0.625% due 12/15/16	7,900,000	7,895,529
0.625% due 05/31/17	800,000	795,406
0.625% due 08/31/17	4,000,000	3,960,780

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
0.625% due 09/30/17	$2,000,000	$1,977,968
0.625% due 11/30/17	1,000,000	986,875
0.625% due 04/30/18	2,000,000	1,959,532
0.750% due 12/31/17	1,250,000	1,236,524
0.750% due 02/28/18	8,200,000	8,086,610
0.875% due 11/30/16	1,150,000	1,155,031
0.875% due 12/31/16	6,750,000	6,774,523
0.875% due 01/31/17	2,000,000	2,006,016
0.875% due 02/28/17	500,000	501,231
0.875% due 04/30/17	3,500,000	3,504,102
0.875% due 08/15/17	2,000,000	1,994,766
0.875% due 01/31/18	1,000,000	991,758
1.000% due 10/31/16	2,100,000	2,115,135
1.000% due 05/31/18	5,600,000	5,544,874
1.125% due 04/30/20	4,500,000	4,365,526
1.250% due 01/31/19	3,225,000	3,194,388
1.250% due 10/31/19	750,000	737,929
1.250% due 02/29/20	6,000,000	5,873,904
1.375% due 06/30/18	1,000,000	1,002,109
1.375% due 07/31/18	4,000,000	4,004,064
1.375% due 09/30/18	3,600,000	3,596,062
1.375% due 11/30/18	1,500,000	1,496,895
1.375% due 12/31/18	650,000	647,360
1.375% due 01/31/20	7,700,000	7,593,825
1.500% due 06/30/16	2,500,000	2,537,305
1.500% due 08/31/18	1,250,000	1,255,957
1.500% due 12/31/18	10,700,000	10,716,713
1.500% due 03/31/19	3,000,000	2,999,649
1.625% due 08/31/19	2,400,000	2,402,345
1.625% due 08/15/22	2,025,000	1,968,442
1.625% due 11/15/22	2,975,000	2,884,822
1.750% due 05/31/16	450,000	458,139
1.750% due 10/31/20	5,100,000	5,076,693
1.750% due 05/15/22	1,250,000	1,228,760
1.750% due 05/15/23	5,250,000	5,108,906
1.875% due 08/31/17	400,000	409,203
1.875% due 09/30/17	1,600,000	1,636,938
1.875% due 10/31/17	1,700,000	1,739,511
1.875% due 06/30/20	1,200,000	1,208,063
2.000% due 07/31/20	3,000,000	3,036,210
2.000% due 09/30/20	2,500,000	2,524,707
2.000% due 08/31/21	1,000,000	1,002,812
2.000% due 11/15/21	1,000,000	1,003,477
2.000% due 02/15/22	1,100,000	1,102,407
2.000% due 02/15/23	3,450,000	3,434,368
2.125% due 08/15/21	2,200,000	2,225,868
2.250% due 07/31/18	1,400,000	1,445,172
2.375% due 03/31/16	1,100,000	1,127,027
2.375% due 07/31/17	1,400,000	1,450,805
2.375% due 05/31/18	1,300,000	1,347,531
2.375% due 06/30/18	1,500,000	1,554,550
2.375% due 08/15/24	3,850,000	3,919,331
2.500% due 06/30/17	800,000	831,344
2.500% due 08/15/23	4,450,000	4,590,976
2.625% due 04/30/16	500,000	514,492
2.625% due 01/31/18	1,000,000	1,044,023
2.625% due 08/15/20	1,800,000	1,879,805
2.625% due 11/15/20	2,000,000	2,087,422
2.750% due 11/30/16	500,000	519,756
2.750% due 05/31/17	900,000	940,887
2.750% due 12/31/17	1,000,000	1,048,086
2.750% due 02/28/18	1,100,000	1,152,937
2.750% due 02/15/19	1,350,000	1,420,506
2.750% due 11/15/23	4,500,000	4,735,197
2.750% due 02/15/24	4,000,000	4,207,188
2.875% due 03/31/18	1,000,000	1,051,758
3.000% due 09/30/16	1,500,000	1,562,812
3.000% due 02/28/17	1,200,000	1,257,610
3.125% due 01/31/17	950,000	997,315
3.125% due 05/15/21	1,750,000	1,877,764

	Principal Amount	Value
3.375% due 11/15/19	$1,750,000	$1,896,562
3.625% due 02/15/21	1,000,000	1,101,250
3.750% due 11/15/18	2,475,000	2,696,879
3.875% due 05/15/18	1,200,000	1,304,390
4.000% due 08/15/18	1,050,000	1,151,390
4.250% due 11/15/17	900,000	981,000
4.500% due 05/15/17	1,000,000	1,085,664
5.125% due 05/15/16	3,100,000	3,298,592

		231,521,429

Total U.S. Treasury Obligations (Cost $261,154,229)		265,933,764

FOREIGN GOVERNMENT BONDS & NOTES - 2.0%

Brazilian Government (Brazil) 2.625% due 01/05/23	250,000	228,125
4.250% due 01/07/25	400,000	400,500
5.625% due 01/07/41	25,000	27,063
7.125% due 01/20/37	200,000	254,500
8.000% due 01/15/18	97,223	106,556
8.250% due 01/20/34	100,000	137,750
8.750% due 02/04/25	81,000	111,173
8.875% due 10/14/19	100,000	126,500
10.125% due 05/15/27	52,000	79,820
Canada Government (Canada) 1.625% due 02/27/19	150,000	150,609
Chile Government (Chile) 2.250% due 10/30/22	150,000	144,600
Colombia Government (Colombia) 4.375% due 07/12/21	300,000	318,000
7.375% due 01/27/17	400,000	445,000
7.375% due 03/18/19	100,000	118,000
Export Development Canada (Canada) 0.750% due 12/15/17	125,000	123,452
0.875% due 01/30/17	100,000	100,086
1.250% due 10/26/16	100,000	101,033
Hydro-Quebec (Canada) 2.000% due 06/30/16	100,000	101,977
8.400% due 01/15/22	100,000	134,733
Israel Government (Israel) 5.125% due 03/26/19	300,000	342,000
Israel Government AID (Israel) 5.500% due 04/26/24	25,000	31,053
Italy Government (Italy) 5.250% due 09/20/16	450,000	479,572
5.375% due 06/15/33	100,000	119,661
6.875% due 09/27/23	150,000	190,829
Japan Bank for International Cooperation (Japan) 1.750% due 07/31/18	200,000	201,181
2.125% due 02/07/19	200,000	203,713
3.375% due 07/31/23	200,000	216,143
Japan Finance Organization for Municipalities (Japan) 5.000% due 05/16/17	100,000	109,032
Mexico Government (Mexico) 3.500% due 01/21/21	90,000	92,115
3.600% due 01/30/25	300,000	300,450
3.625% due 03/15/22	296,000	303,104
4.000% due 10/02/23	550,000	571,312
4.750% due 03/08/44	264,000	276,540
5.625% due 01/15/17	100,000	108,750
6.750% due 09/27/34	225,000	294,975
Panama Government (Panama) 4.000% due 09/22/24	200,000	206,500
6.700% due 01/26/36	100,000	129,750
8.875% due 09/30/27	100,000	145,750
Peruvian Government (Peru) 7.125% due 03/30/19	200,000	237,500
8.750% due 11/21/33	200,000	312,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Philippine Government (Philippines) 4.000% due 01/15/21	$325,000	$353,437
6.375% due 10/23/34	250,000	335,625
7.750% due 01/14/31	200,000	288,750
Poland Government (Poland) 3.000% due 03/17/23	150,000	149,753
4.000% due 01/22/24	150,000	159,938
6.375% due 07/15/19	200,000	234,500
Province of British Columbia (Canada) 1.200% due 04/25/17	100,000	100,518
2.000% due 10/23/22	100,000	98,006
2.650% due 09/22/21	100,000	103,206
Province of Manitoba (Canada) 1.750% due 05/30/19	100,000	99,994
Province of Ontario (Canada) 1.100% due 10/25/17	250,000	248,745
1.200% due 02/14/18	125,000	124,053
2.000% due 09/27/18	125,000	126,593
2.300% due 05/10/16	100,000	102,260
4.000% due 10/07/19	150,000	164,229
4.400% due 04/14/20	250,000	278,544
5.450% due 04/27/16	100,000	106,326
Province of Quebec (Canada) 2.750% due 08/25/21	100,000	102,200
3.500% due 07/29/20	100,000	107,147
5.125% due 11/14/16	100,000	107,971
7.500% due 07/15/23	100,000	135,583
7.500% due 09/15/29	75,000	111,086
Republic of Korea (South Korea) 7.125% due 04/16/19	100,000	120,927
South Africa Government (South Africa) 4.665% due 01/17/24	100,000	104,000
6.250% due 03/08/41	200,000	237,750
6.875% due 05/27/19	100,000	114,750
Turkey Government (Turkey) 4.875% due 04/16/43	200,000	200,216
5.750% due 03/22/24	200,000	224,500
6.750% due 04/03/18	350,000	390,250
6.875% due 03/17/36	200,000	248,000
7.000% due 06/05/20	100,000	116,525
7.250% due 03/05/38	200,000	259,200
7.375% due 02/05/25	400,000	498,752
Uruguay Government (Uruguay) 4.125% due 11/20/45	143,467	129,120
5.100% due 06/18/50	200,000	203,500

Total Foreign Government Bonds & Notes (Cost $14,249,339)		14,567,861

MUNICIPAL BONDS - 0.9%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	33,011
8.084% due 02/15/50	300,000	484,617
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	35,255
7.043% due 04/01/50	50,000	74,402
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	31,697
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	126,374
City of Houston TX Utility System Revenue ‘B’ 3.828% due 05/15/28	200,000	214,586
City of New York NY 5.517% due 10/01/37	40,000	48,890
City of New York NY ‘D’ 5.985% due 12/01/36	100,000	126,528

	Principal Amount	Value
City of San Francisco CA Public Utilities Commission Water Revenue 6.000% due 11/01/40	$25,000	$32,185
Commonwealth of Massachusetts 4.910% due 05/01/29	100,000	115,518
5.456% due 12/01/39	25,000	31,491
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	183,445
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	59,943
Denver City & County School District No. 1 CO ‘C’ 5.664% due 12/01/33	100,000	121,555
Illinois State Toll Highway Authority ‘B’ 5.851% due 12/01/34	25,000	31,829
Los Angeles Unified School District CA 5.750% due 07/01/34	300,000	378,870
6.758% due 07/01/34	100,000	139,436
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	31,164
6.668% due 11/15/39	55,000	75,158
Metropolitan Transportation Authority NY ‘A2’ 6.089% due 11/15/40	200,000	266,800
Municipal Electric Authority of Georgia 6.637% due 04/01/57	25,000	33,168
6.655% due 04/01/57	100,000	131,910
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	159,439
New Jersey State Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	145,133
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	166,534
New York City Transitional Finance Authority 5.572% due 11/01/38	30,000	37,335
New York City Water & Sewer System 5.952% due 06/15/42	50,000	67,793
6.011% due 06/15/42	10,000	13,570
New York State Dormitory Authority 5.500% due 03/15/30	240,000	287,453
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,861
Orange County Local Transportation Authority CA ‘A’ 6.908% due 02/15/41	100,000	142,097
Pennsylvania Turnpike Commission 6.105% due 12/01/39	25,000	33,177
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	92,534
Philadelphia Authority for Industrial Development PA 3.964% due 04/15/26	55,000	55,545
Port Authority of New York & New Jersey 4.458% due 10/01/62	100,000	106,243
5.647% due 11/01/40	150,000	184,071
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	69,520
State Board of Administration Finance Corp FL ‘A’ 2.995% due 07/01/20	100,000	101,280
State of California 5.750% due 03/01/17	50,000	55,028
6.200% due 10/01/19	25,000	29,293
7.300% due 10/01/39	100,000	147,399
7.500% due 04/01/34	50,000	74,379

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
7.550% due 04/01/39	$150,000	$231,628
7.600% due 11/01/40	270,000	421,559
7.625% due 03/01/40	40,000	61,440
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	57,057
State of Connecticut Special Tax Revenue ‘B’ 5.459% due 11/01/30	50,000	59,922
State of Illinois 5.665% due 03/01/18	200,000	219,644
6.725% due 04/01/35	100,000	111,972
State of Texas 5.517% due 04/01/39	100,000	132,278
State of Utah ‘D’ 4.554% due 07/01/24	15,000	16,942
State of Washington ‘D’ 5.481% due 08/01/39	25,000	31,578
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	30,171
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	362,547
University of California 4.858% due 05/15/12	100,000	104,284

Total Municipal Bonds (Cost $5,883,892)		6,647,538

	Shares

SHORT-TERM INVESTMENT - 5.4%

Money Market Fund - 5.4%

Federated Prime Obligations Fund	40,579,479	40,579,479

Total Short-Term Investment (Cost $40,579,479)		40,579,479

TOTAL INVESTMENTS - 104.0% (Cost $758,212,001)		772,860,229

OTHER ASSETS & LIABILITIES, NET - (4.0%)		(29,650,516)

NET ASSETS - 100.0%		$743,209,713

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	35.8%
Mortgage-Backed Securities	30.7%
Corporate Bonds & Notes	25.9%
Short-Term Investment	5.4%
Others (each less than 3.0%)	6.2%

	104.0%
Other Assets & Liabilities, Net	(4.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$192,319,378	$-	$192,319,378	$-
	Mortgage-Backed Securities	227,984,786	-	227,984,786	-
	Asset-Backed Securities	3,048,280	-	3,048,280	-
	U.S. Government Agency Issues	21,779,143	-	21,779,143	-
	U.S. Treasury Obligations	265,933,764	-	265,933,764	-
	Foreign Government Bonds & Notes	14,567,861	-	14,567,861	-
	Municipal Bonds	6,647,538	-	6,647,538	-
	Short-Term Investment	40,579,479	40,579,479	-	-

	Total	$772,860,229	$40,579,479	$732,280,750	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-26

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2014

	Principal Amount	Value
CORPORATE BONDS & NOTES - 95.6%

Consumer Discretionary - 20.1%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$70,000	$56,350
Acosta Inc 7.750% due 10/01/22 ~	80,000	81,200
Affinion Group Inc 7.875% due 12/15/18	100,000	73,500
Altegrity Inc 9.500% due 07/01/19 ~	150,000	142,875
Altice Finco SA (Luxembourg) 8.125% due 01/15/24 ~	200,000	196,000
9.875% due 12/15/20 ~	100,000	107,393
Altice SA (Luxembourg) 7.750% due 05/15/22 ~	450,000	451,969
AMC Entertainment Inc 5.875% due 02/15/22	100,000	102,000
9.750% due 12/01/20	50,000	54,625
AMC Networks Inc 4.750% due 12/15/22	68,000	66,300
7.750% due 07/15/21	100,000	107,500
American Achievement Corp 10.875% due 04/15/16 ~	100,000	96,000
American Axle & Manufacturing Inc 6.625% due 10/15/22	200,000	213,000
Ancestry.com Inc 11.000% due 12/15/20	100,000	113,125
Aramark Services Inc 5.750% due 03/15/20	114,000	118,275
Armored Autogroup Inc 9.250% due 11/01/18	25,000	25,000
Beazer Homes USA Inc 8.125% due 06/15/16	150,000	161,250
9.125% due 05/15/19	50,000	52,438
Best Buy Co Inc 5.000% due 08/01/18	48,000	49,890
5.500% due 03/15/21	100,000	104,500
Boyd Gaming Corp 9.125% due 12/01/18	100,000	103,000
Brookfield Residential Properties Inc (Canada) 6.125% due 07/01/22 ~	100,000	104,500
6.500% due 12/15/20 ~	140,000	147,000
Cablevision Systems Corp 5.875% due 09/15/22	100,000	101,625
7.750% due 04/15/18	100,000	110,375
8.000% due 04/15/20	100,000	113,375
Caesars Entertainment Operating Co Inc 8.500% due 02/15/20	100,000	76,000
9.000% due 02/15/20	350,000	260,000
10.000% due 12/15/18	446,351	71,416
10.750% due 02/01/16	50,000	7,750
11.250% due 06/01/17	200,000	147,600
12.750% due 04/15/18	150,000	23,250
Caesars Entertainment Resort Properties LLC 8.000% due 10/01/20 ~	100,000	98,500
11.000% due 10/01/21 ~	200,000	183,000
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22 ~	150,000	132,750
Carlson Wagonlit BV (Netherlands) 6.875% due 06/15/19 ~	200,000	210,000
Carrols Restaurant Group Inc 11.250% due 05/15/18	100,000	108,000
CCO Holdings LLC 5.125% due 02/15/23	125,000	122,656
5.250% due 03/15/21	350,000	353,937
5.250% due 09/30/22	100,000	100,125

	Principal Amount	Value
5.750% due 09/01/23	$200,000	$203,250
5.750% due 01/15/24	100,000	101,250
6.500% due 04/30/21	100,000	105,375
7.000% due 01/15/19	200,000	208,000
7.375% due 06/01/20	50,000	53,125
8.125% due 04/30/20	106,000	111,830
CCOH Safari LLC 5.500% due 12/01/22	80,000	81,400
5.750% due 12/01/24	370,000	375,087
Cedar Fair LP 5.250% due 03/15/21	150,000	151,500
Centex Corp 6.500% due 05/01/16	50,000	53,335
Century Intermediate Holding Co 2 9.750% PIK due 02/15/19 ~	100,000	105,500
Cequel Communications Holdings I LLC 5.125% due 12/15/21 ~	309,000	301,275
6.375% due 09/15/20 ~	117,000	121,680
CHC Helicopter SA (Luxembourg) 9.250% due 10/15/20	90,000	88,650
9.375% due 06/01/21	65,000	61,425
Chinos Intermediate Holdings A Inc 7.750% PIK due 05/01/19 ~	221,000	196,137
Choice Hotels International Inc 5.750% due 07/01/22	50,000	53,875
Chrysler Group LLC 8.000% due 06/15/19	200,000	211,250
8.250% due 06/15/21	540,000	600,750
Cinemark USA Inc 4.875% due 06/01/23	125,000	118,750
Claire’s Stores Inc 8.875% due 03/15/19	50,000	40,750
9.000% due 03/15/19 ~	150,000	148,500
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	357,000	368,420
7.625% due 03/15/20	200,000	211,500
CST Brands Inc 5.000% due 05/01/23	150,000	152,250
Cumulus Media Holdings Inc 7.750% due 05/01/19	100,000	101,375
Dana Holding Corp 5.375% due 09/15/21	150,000	154,875
5.500% due 12/15/24	100,000	101,500
DISH DBS Corp 4.250% due 04/01/18	167,000	170,966
4.625% due 07/15/17	150,000	155,437
5.000% due 03/15/23	239,000	231,830
5.125% due 05/01/20	250,000	252,500
5.875% due 07/15/22	200,000	205,500
5.875% due 11/15/24 ~	215,000	216,612
6.750% due 06/01/21	150,000	161,625
7.125% due 02/01/16	200,000	210,750
DR Horton Inc 3.750% due 03/01/19	110,000	109,175
4.375% due 09/15/22	100,000	98,500
4.750% due 02/15/23	100,000	99,875
6.500% due 04/15/16	200,000	212,000
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	90,375
Euramax International Inc 9.500% due 04/01/16	100,000	93,500
Gannett Co Inc 4.875% due 09/15/21 ~	150,000	149,250
5.125% due 07/15/20	88,000	90,200
6.375% due 10/15/23	150,000	159,750
General Motors Co 3.500% due 10/02/18	108,000	110,700
4.000% due 04/01/25	100,000	100,500
4.875% due 10/02/23	183,000	196,725
5.000% due 04/01/35	100,000	104,459

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-27

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
5.200% due 04/01/45	$200,000	$211,500
6.250% due 10/02/43	197,000	236,321
Getty Images Inc 7.000% due 10/15/20 ~	100,000	79,000
Gibson Brands Inc 8.875% due 08/01/18 ~	100,000	96,500
GLP Capital LP 4.375% due 11/01/18	111,000	114,053
4.875% due 11/01/20	122,000	124,135
5.375% due 11/01/23	26,000	27,040
Gray Television Inc 7.500% due 10/01/20	100,000	103,500
GRD Holdings III Corp 10.750% due 06/01/19 ~	100,000	109,750
Group 1 Automotive Inc 5.000% due 06/01/22 ~	65,000	63,863
Guitar Center Inc 6.500% due 04/15/19 ~	55,000	47,575
Hanesbrands Inc 6.375% due 12/15/20	150,000	159,750
Hilton Worldwide Finance LLC 5.625% due 10/15/21	163,000	171,150
Icahn Enterprises LP 3.500% due 03/15/17	100,000	100,250
4.875% due 03/15/19	100,000	100,000
5.875% due 02/01/22	178,000	179,669
6.000% due 08/01/20	290,000	300,208
iHeartCommunications Inc 5.500% due 12/15/16	100,000	96,375
9.000% due 12/15/19	200,000	197,750
9.000% due 03/01/21	150,000	147,562
9.000% due 09/15/22 ~	115,000	112,988
10.000% due 01/15/18	140,000	121,450
11.250% due 03/01/21	100,000	102,875
Interactive Data Corp 5.875% due 04/15/19 ~	130,000	129,675
Isle of Capri Casinos Inc 5.875% due 03/15/21	50,000	51,000
7.750% due 03/15/19	50,000	52,000
Jaguar Land Rover Automotive PLC (United Kingdom) 4.125% due 12/15/18 ~	200,000	202,000
Jarden Corp 7.500% due 05/01/17	75,000	82,500
JC Penney Corp Inc 5.650% due 06/01/20	150,000	117,000
6.375% due 10/15/36	51,000	33,533
7.400% due 04/01/37	63,000	43,943
8.125% due 10/01/19	140,000	123,900
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	50,000	46,750
K Hovnanian Enterprises Inc 9.125% due 11/15/20 ~	100,000	107,000
KB Home 4.750% due 05/15/19	100,000	98,750
7.000% due 12/15/21	100,000	105,438
8.000% due 03/15/20	100,000	110,000
L Brands Inc 5.625% due 02/15/22	50,000	54,000
5.625% due 10/15/23	100,000	108,500
6.625% due 04/01/21	150,000	169,500
6.900% due 07/15/17	50,000	55,250
7.600% due 07/15/37	250,000	275,000
8.500% due 06/15/19	100,000	119,000
Lamar Media Corp 5.000% due 05/01/23	100,000	99,500
5.375% due 01/15/24	45,000	46,575
Landry’s Inc 9.375% due 05/01/20 ~	217,000	231,105

	Principal Amount	Value
Laureate Education Inc 9.750% due 09/01/19 ~	$113,000	$116,955
Lear Corp 4.750% due 01/15/23	100,000	100,250
5.250% due 01/15/25	150,000	152,625
Lennar Corp 4.500% due 06/15/19	140,000	140,700
4.500% due 11/15/19	100,000	99,500
4.750% due 12/15/17	100,000	103,000
4.750% due 11/15/22	100,000	98,500
Levi Strauss & Co 7.625% due 05/15/20	100,000	105,500
Liberty Interactive LLC 8.250% due 02/01/30	100,000	108,500
LIN Television Corp 8.375% due 04/15/18	50,000	52,219
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	50,000	50,250
LKQ Corp 4.750% due 05/15/23	100,000	96,500
McGraw-Hill Global Education Holdings LLC 9.750% due 04/01/21	100,000	111,000
MDC Holdings Inc 5.500% due 01/15/24	100,000	97,250
MDC Partners Inc (Canada) 6.750% due 04/01/20 ~	77,000	79,599
Mediacom Broadband LLC 6.375% due 04/01/23	100,000	103,000
MGM Resorts International 6.000% due 03/15/23	200,000	202,000
6.625% due 12/15/21	119,000	125,545
6.750% due 10/01/20	100,000	105,250
6.875% due 04/01/16	250,000	261,250
7.625% due 01/15/17	100,000	108,000
7.750% due 03/15/22	100,000	111,000
8.625% due 02/01/19	150,000	170,812
10.000% due 11/01/16	150,000	167,625
MHGE Parent LLC 8.500% due 08/01/19 ~	65,000	63,619
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	35,000	35,788
Michaels Stores Inc 5.875% due 12/15/20 ~	100,000	101,500
Mohegan Tribal Gaming Authority 9.750% due 09/01/21	80,000	82,000
National CineMedia LLC 6.000% due 04/15/22	100,000	100,500
NCL Corp Ltd (Bermuda) 5.250% due 11/15/19 ~	55,000	55,688
Neiman Marcus Group Ltd LLC 8.000% due 10/15/21 ~	127,000	134,937
8.750% PIK due 10/15/21 ~	114,000	121,410
Netflix Inc 5.375% due 02/01/21	99,000	103,455
New Academy Finance Co LLC 8.000% PIK due 06/15/18 ~	100,000	99,250
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	250,000	257,500
Nexstar Broadcasting Inc 6.875% due 11/15/20	154,000	160,545
Nine West Holdings Inc 6.125% due 11/15/34	100,000	61,000
8.250% due 03/15/19 ~	100,000	84,000
Numericable-SFR (France) 4.875% due 05/15/19 ~	250,000	248,750
6.000% due 05/15/22 ~	650,000	654,387
6.250% due 05/15/24 ~	150,000	151,312
Party City Holdings Inc 8.875% due 08/01/20	125,000	134,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-28

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Penn National Gaming Inc 5.875% due 11/01/21	$50,000	$46,750
Penske Automotive Group Inc 5.750% due 10/01/22	100,000	104,250
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	50,000	52,500
Petco Holdings Inc 8.500% PIK due 10/15/17 ~	100,000	101,750
Pinnacle Entertainment Inc 6.375% due 08/01/21	113,000	116,955
7.500% due 04/15/21	70,000	73,324
7.750% due 04/01/22	100,000	104,500
Pittsburgh Glass Works LLC 8.000% due 11/15/18 ~	127,000	134,620
PulteGroup Inc 6.000% due 02/15/35	100,000	96,000
PVH Corp 4.500% due 12/15/22	56,000	55,580
Quebecor Media Inc (Canada) 5.750% due 01/15/23	100,000	102,750
Regal Entertainment Group 5.750% due 03/15/22	54,000	51,840
5.750% due 02/01/25	100,000	92,500
Rent-A-Center Inc 6.625% due 11/15/20	100,000	96,500
Royal Caribbean Cruises Ltd (Liberia) 5.250% due 11/15/22	144,000	151,920
7.250% due 06/15/16	50,000	53,500
RSI Home Products Inc 6.875% due 03/01/18 ~	96,000	100,800
Sabre GLBL Inc 8.500% due 05/15/19 ~	60,000	64,425
Sabre Holdings Corp 8.350% due 03/15/16	50,000	54,000
Sally Holdings LLC 5.500% due 11/01/23	100,000	104,750
5.750% due 06/01/22	50,000	52,625
6.875% due 11/15/19	100,000	106,750
Scientific Games Corp 8.125% due 09/15/18	100,000	85,500
Scientific Games International Inc 7.000% due 01/01/22 ~	150,000	152,625
10.000% due 12/01/22 ~	300,000	276,375
Sears Holdings Corp 6.625% due 10/15/18	100,000	92,500
Serta Simmons Holdings LLC 8.125% due 10/01/20 ~	100,000	106,250
Service Corp International 4.500% due 11/15/20	200,000	197,500
5.375% due 05/15/24	115,000	117,875
Shea Homes LP 8.625% due 05/15/19	100,000	105,500
Sinclair Television Group Inc 5.375% due 04/01/21	100,000	99,750
5.625% due 08/01/24 ~	95,000	92,388
6.125% due 10/01/22	100,000	102,250
Sirius XM Radio Inc 4.250% due 05/15/20 ~	80,000	79,000
4.625% due 05/15/23 ~	80,000	75,200
5.750% due 08/01/21 ~	100,000	102,750
6.000% due 07/15/24 ~	195,000	200,362
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	74,000	74,370
Sonic Automotive Inc 5.000% due 05/15/23	100,000	97,500
Spanish Broadcasting System Inc 12.500% due 04/15/17 ~	100,000	103,500
Standard Pacific Corp 8.375% due 05/15/18	150,000	170,250
8.375% due 01/15/21	100,000	113,750

	Principal Amount	Value
Starz LLC 5.000% due 09/15/19	$100,000	$101,250
Station Casinos LLC 7.500% due 03/01/21	150,000	154,500
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	100,000	99,000
7.750% due 04/15/20 ~	36,000	38,340
Tenneco Inc 5.375% due 12/15/24	25,000	25,750
6.875% due 12/15/20	100,000	106,250
The Goodyear Tire & Rubber Co 6.500% due 03/01/21	154,000	164,010
7.000% due 05/15/22	100,000	108,500
8.250% due 08/15/20	100,000	106,500
The Gymboree Corp 9.125% due 12/01/18	50,000	19,500
The McClatchy Co 9.000% due 12/15/22	196,000	214,375
The Men’s Wearhouse Inc 7.000% due 07/01/22 ~	70,000	72,275
The Ryland Group Inc 6.625% due 05/01/20	100,000	106,500
The ServiceMaster Co 7.000% due 08/15/20	51,000	53,040
The ServiceMaster Co LLC 8.000% due 02/15/20	65,000	68,738
Time Inc 5.750% due 04/15/22 ~	67,000	64,990
Toll Brothers Finance Corp 4.375% due 04/15/23	100,000	98,500
5.875% due 02/15/22	100,000	107,250
8.910% due 10/15/17	100,000	116,500
Toys R Us Inc 10.375% due 08/15/17	100,000	80,250
Toys R Us Property Co II LLC 8.500% due 12/01/17	125,000	124,688
TRI Pointe Holdings Inc 5.875% due 06/15/24 ~	100,000	100,375
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	200,000	210,000
Unitymedia KabelBW GmbH (Germany) 6.125% due 01/15/25 ~	200,000	207,000
Univision Communications Inc 5.125% due 05/15/23 ~	100,000	101,500
6.750% due 09/15/22 ~	90,000	96,750
6.875% due 05/15/19 ~	150,000	156,562
7.875% due 11/01/20 ~	100,000	107,000
8.500% due 05/15/21 ~	50,000	53,500
Videotron Ltd (Canada) 5.000% due 07/15/22	200,000	204,500
5.375% due 06/15/24 ~	100,000	102,250
Viking Cruises Ltd (Bermuda) 8.500% due 10/15/22 ~	45,000	48,938
Virgin Media Finance PLC (United Kingdom) 6.375% due 04/15/23 ~	200,000	210,500
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	300,000	311,250
Visant Corp 10.000% due 10/01/17	120,000	105,600
VWR Funding Inc 7.250% due 09/15/17	150,000	157,312
WideOpenWest Finance LLC 10.250% due 07/15/19	82,000	85,793
William Lyon Homes Inc 7.000% due 08/15/22 ~	100,000	101,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-29

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
WMG Acquisition Corp 6.000% due 01/15/21 ~	$100,000	$100,500
6.750% due 04/15/22 ~	150,000	137,250
Wynn Las Vegas LLC 4.250% due 05/30/23 ~	100,000	95,500
5.375% due 03/15/22	100,000	102,000
7.750% due 08/15/20	180,000	192,641

		33,115,320

Consumer Staples - 4.6%

Albertsons Holdings LLC 7.750% due 10/15/22 ~	100,000	103,000
Alliance One International Inc 9.875% due 07/15/21	150,000	134,625
Avon Products Inc 2.375% due 03/15/16	100,000	99,500
5.000% due 03/15/23	100,000	89,750
B&G Foods Inc 4.625% due 06/01/21	113,000	110,723
BI-LO LLC 8.625% PIK due 09/15/18 ~	250,000	188,750
Big Heart Pet Brands 7.625% due 02/15/19	69,000	67,965
Bumble Bee Holdings Inc 9.000% due 12/15/17 ~	20,000	21,030
Central Garden & Pet Co 8.250% due 03/01/18	50,000	50,625
Chiquita Brands International Inc 7.875% due 02/01/21	98,000	105,718
Constellation Brands Inc 3.750% due 05/01/21	64,000	63,520
3.875% due 11/15/19	120,000	121,200
4.250% due 05/01/23	125,000	124,375
4.750% due 11/15/24	100,000	101,500
6.000% due 05/01/22	100,000	111,000
7.250% due 05/15/17	100,000	110,687
Cott Beverages Inc 5.375% due 07/01/22 ~	165,000	151,800
6.750% due 01/01/20 ~	80,000	80,200
Darling Ingredients Inc 5.375% due 01/15/22	53,000	52,404
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	133,400
Harbinger Group Inc 7.875% due 07/15/19	120,000	128,400
HJ Heinz Co 4.250% due 10/15/20	555,000	561,937
Ingles Markets Inc 5.750% due 06/15/23	100,000	100,661
Innovation Ventures LLC 9.500% due 08/15/19 ~	100,000	100,250
JBS USA LLC 5.875% due 07/15/24 ~	200,000	197,000
8.250% due 02/01/20 ~	150,000	158,625
NBTY Inc 9.000% due 10/01/18	100,000	101,500
New Albertsons Inc 7.450% due 08/01/29	200,000	180,000
7.750% due 06/15/26	100,000	90,000
Post Holdings Inc 6.000% due 12/15/22 ~	55,000	51,769
6.750% due 12/01/21 ~	120,000	116,700
7.375% due 02/15/22	150,000	150,375
Revlon Consumer Products Corp 5.750% due 02/15/21	100,000	100,500
Reynolds Group Issuer Inc 5.750% due 10/15/20	435,000	448,050
6.875% due 02/15/21	150,000	157,312
7.125% due 04/15/19	100,000	103,625

	Principal Amount	Value
7.875% due 08/15/19	$200,000	$211,250
8.250% due 02/15/21	100,000	103,000
8.500% due 05/15/18	100,000	102,500
9.000% due 04/15/19	200,000	208,000
9.875% due 08/15/19	200,000	213,000
Rite Aid Corp 6.750% due 06/15/21	100,000	103,750
8.000% due 08/15/20	50,000	53,688
9.250% due 03/15/20	100,000	109,375
Simmons Foods Inc 7.875% due 10/01/21 ~	150,000	147,750
Smithfield Foods Inc 5.250% due 08/01/18 ~	59,000	60,180
5.875% due 08/01/21 ~	100,000	102,250
6.625% due 08/15/22	100,000	105,000
7.750% due 07/01/17	50,000	55,375
Spectrum Brands Inc 6.375% due 11/15/20	100,000	104,750
6.625% due 11/15/22	100,000	106,250
SUPERVALU Inc 7.750% due 11/15/22	150,000	147,750
8.000% due 05/01/16	44,000	47,520
The Pantry Inc 8.375% due 08/01/20	100,000	110,000
The Sun Products Corp 7.750% due 03/15/21 ~	100,000	85,000
The WhiteWave Foods Co 5.375% due 10/01/22	40,000	41,300
Tops Holding Corp 8.875% due 12/15/17	100,000	102,500
TreeHouse Foods Inc 4.875% due 03/15/22	100,000	101,500
US Foods Inc 8.500% due 06/30/19	150,000	159,150
Vector Group Ltd 7.750% due 02/15/21	100,000	105,625
Wells Enterprises Inc 6.750% due 02/01/20 ~	80,000	82,200

		7,537,139

Energy - 12.9%

Access Midstream Partners LP 4.875% due 05/15/23	110,000	112,200
4.875% due 03/15/24	100,000	101,750
5.875% due 04/15/21	67,000	70,183
6.125% due 07/15/22	100,000	106,750
Alpha Natural Resources Inc 6.000% due 06/01/19	100,000	32,000
6.250% due 06/01/21	100,000	28,500
7.500% due 08/01/20 ~	100,000	63,250
Alta Mesa Holdings LP 9.625% due 10/15/18	100,000	84,000
American Energy-Permian Basin LLC 7.125% due 11/01/20 ~	65,000	48,425
7.375% due 11/01/21 ~	135,000	99,900
Antero Resources Corp 5.125% due 12/01/22 ~	205,000	194,237
Antero Resources Finance Corp 5.375% due 11/01/21	75,000	72,844
6.000% due 12/01/20	79,000	79,198
Arch Coal Inc 7.000% due 06/15/19	250,000	76,250
7.250% due 06/15/21	150,000	44,438
8.000% due 01/15/19 ~	64,000	35,840
Atlas Energy Holdings Operating Co LLC 7.750% due 01/15/21	100,000	73,000
Atlas Pipeline Partners LP 5.875% due 08/01/23	95,000	94,525
6.625% due 10/01/20	100,000	102,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-30

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Atwood Oceanics Inc 6.500% due 02/01/20	$100,000	$92,000
Basic Energy Services Inc 7.750% due 10/15/22	100,000	77,000
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	100,000	85,375
Berry Petroleum Co LLC 6.375% due 09/15/22	90,000	68,850
6.750% due 11/01/20	50,000	40,250
Bill Barrett Corp 7.625% due 10/01/19	100,000	91,500
Bonanza Creek Energy Inc 6.750% due 04/15/21	200,000	177,000
BreitBurn Energy Partners LP 7.875% due 04/15/22	234,000	181,935
Bristow Group Inc 6.250% due 10/15/22	100,000	100,000
Calfrac Holdings LP 7.500% due 12/01/20 ~	120,000	102,000
California Resources Corp 5.000% due 01/15/20 ~	200,000	174,500
5.500% due 09/15/21 ~	215,000	184,900
6.000% due 11/15/24 ~	315,000	267,750
Calumet Specialty Products Partners LP 6.500% due 04/15/21 ~	190,000	170,525
Carrizo Oil & Gas Inc 8.625% due 10/15/18	100,000	100,500
CGG SA (France) 6.875% due 01/15/22	125,000	96,250
Chaparral Energy Inc 9.875% due 10/01/20	100,000	68,500
Chesapeake Energy Corp 3.250% due 03/15/16	100,000	100,250
4.875% due 04/15/22	230,000	224,825
5.375% due 06/15/21	75,000	75,328
5.750% due 03/15/23	100,000	103,500
6.125% due 02/15/21	200,000	211,000
6.500% due 08/15/17	150,000	160,500
6.625% due 08/15/20	100,000	106,750
Cimarex Energy Co 4.375% due 06/01/24	65,000	62,238
5.875% due 05/01/22	100,000	104,500
Clayton Williams Energy Inc 7.750% due 04/01/19	100,000	85,500
Cloud Peak Energy Resources LLC 6.375% due 03/15/24	100,000	93,500
Comstock Resources Inc 7.750% due 04/01/19	120,000	85,800
Concho Resources Inc 5.500% due 04/01/23	220,000	222,134
6.500% due 01/15/22	100,000	105,000
7.000% due 01/15/21	30,000	31,575
CONSOL Energy Inc 5.875% due 04/15/22 ~	245,000	229,075
8.250% due 04/01/20	175,000	182,219
Crestwood Midstream Partners LP 6.000% due 12/15/20	27,000	25,988
6.125% due 03/01/22	207,000	198,720
CVR Refining LLC 6.500% due 11/01/22	100,000	95,500
DCP Midstream LLC 5.850% due 05/21/43 § ~	100,000	97,500
Denbury Resources Inc 4.625% due 07/15/23	52,000	45,370
5.500% due 05/01/22	265,000	243,800
6.375% due 08/15/21	100,000	95,500
Drill Rigs Holdings Inc 6.500% due 10/01/17 ~	56,000	46,760
Endeavor Energy Resources LP 7.000% due 08/15/21 ~	115,000	102,350

	Principal Amount	Value
Energy Transfer Equity LP 5.875% due 01/15/24	$165,000	$168,300
7.500% due 10/15/20	145,000	161,675
Energy XXI Gulf Coast Inc 7.500% due 12/15/21	140,000	76,300
9.250% due 12/15/17	100,000	66,500
EP Energy LLC 6.875% due 05/01/19	100,000	102,000
9.375% due 05/01/20	250,000	253,750
EXCO Resources Inc 7.500% due 09/15/18	35,000	26,928
8.500% due 04/15/22	100,000	73,750
Exterran Holdings Inc 7.250% due 12/01/18	50,000	49,250
Foresight Energy LLC 7.875% due 08/15/21 ~	83,000	82,377
Forest Oil Corp 7.500% due 09/15/20	100,000	35,900
FTS International Inc 6.250% due 05/01/22 ~	55,000	40,975
Genesis Energy LP 5.750% due 02/15/21	100,000	93,500
Gibson Energy Inc (Canada) 6.750% due 07/15/21 ~	92,000	92,230
Gulfport Energy Corp 7.750% due 11/01/20 ~	100,000	98,250
Halcon Resources Corp 8.875% due 05/15/21	66,000	49,995
9.250% due 02/15/22	200,000	148,500
9.750% due 07/15/20	95,000	71,725
Harvest Operations Corp (Canada) 6.875% due 10/01/17	50,000	48,438
Hercules Offshore Inc 8.750% due 07/15/21 ~	150,000	70,500
Hiland Partners LP 7.250% due 10/01/20 ~	195,000	186,225
Hilcorp Energy I LP 5.000% due 12/01/24 ~	55,000	48,469
7.625% due 04/15/21 ~	100,000	101,000
Holly Energy Partners LP 6.500% due 03/01/20	100,000	99,500
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	83,000
Jones Energy Holdings LLC 6.750% due 04/01/22 ~	40,000	30,800
Jupiter Resources Inc (Canada) 8.500% due 10/01/22 ~	200,000	151,500
Key Energy Services Inc 6.750% due 03/01/21	100,000	61,900
Kodiak Oil & Gas Corp (Canada) 5.500% due 01/15/21	100,000	100,750
8.125% due 12/01/19	100,000	102,250
Laredo Petroleum Inc 7.375% due 05/01/22	100,000	94,000
9.500% due 02/15/19	50,000	50,000
Legacy Reserves LP 6.625% due 12/01/21 ~	100,000	82,500
Lightstream Resources Ltd (Canada) 8.625% due 02/01/20 ~	100,000	70,500
Linn Energy LLC 6.250% due 11/01/19	300,000	256,500
6.500% due 05/15/19	100,000	86,000
6.500% due 09/15/21	150,000	122,250
8.625% due 04/15/20	175,000	153,125
Magnum Hunter Resources Corp 9.750% due 05/15/20	100,000	79,500
MarkWest Energy Partners LP 4.500% due 07/15/23	195,000	188,662
4.875% due 12/01/24	100,000	98,250
6.250% due 06/15/22	65,000	67,600
6.500% due 08/15/21	97,000	100,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-31

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Martin Midstream Partners LP 7.250% due 02/15/21	$100,000	$94,500
McDermott International Inc (Panama) 8.000% due 05/01/21 ~	140,000	99,400
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	100,000	91,750
7.000% due 03/31/24 ~	150,000	136,500
Memorial Production Partners LP 6.875% due 08/01/22 ~	70,000	53,550
Memorial Resource Development Corp 5.875% due 07/01/22 ~	40,000	36,300
Midstates Petroleum Co Inc 9.250% due 06/01/21	90,000	45,900
10.750% due 10/01/20	59,000	31,860
Milagro Oil & Gas Inc 10.500% due 05/15/16 Y	50,000	37,250
Murphy Oil USA Inc 6.000% due 08/15/23	37,000	38,850
Newfield Exploration Co 5.625% due 07/01/24	56,000	55,685
5.750% due 01/30/22	100,000	99,500
6.875% due 02/01/20	200,000	204,000
NGPL PipeCo LLC 7.119% due 12/15/17 ~	100,000	98,750
9.625% due 06/01/19 ~	150,000	151,125
Niska Gas Storage Canada ULC (Canada) 6.500% due 04/01/19 ~	100,000	75,750
Northern Blizzard Resources Inc (Canada) 7.250% due 02/01/22 ~	65,000	52,975
Northern Oil & Gas Inc 8.000% due 06/01/20	60,000	45,750
NuStar Logistics LP 4.750% due 02/01/22	100,000	93,000
6.750% due 02/01/21	100,000	106,013
Oasis Petroleum Inc 6.500% due 11/01/21	100,000	91,500
6.875% due 03/15/22	144,000	131,760
Ocean Rig UDW Inc 7.250% due 04/01/19 ~	200,000	142,000
Offshore Group Investment Ltd (Cayman) 7.125% due 04/01/23	90,000	64,800
7.500% due 11/01/19	110,000	82,500
ONEOK Inc 4.250% due 02/01/22	100,000	91,662
Pacific Drilling SA (Luxembourg) 5.375% due 06/01/20 ~	113,000	93,225
Pacific Drilling V Ltd (United Kingdom) 7.250% due 12/01/17 ~	100,000	91,000
Paragon Offshore PLC (United Kingdom) 6.750% due 07/15/22 ~	150,000	92,625
7.250% due 08/15/24 ~	120,000	72,900
Parker Drilling Co 6.750% due 07/15/22	100,000	76,000
Parsley Energy LLC 7.500% due 02/15/22 ~	53,000	50,483
PBF Holding Co LLC 8.250% due 02/15/20	130,000	131,300
Peabody Energy Corp 6.000% due 11/15/18	100,000	91,250
6.250% due 11/15/21	250,000	214,687
7.375% due 11/01/16	100,000	103,250
Penn Virginia Corp 7.250% due 04/15/19	100,000	78,500
Penn Virginia Resource Partners LP 8.375% due 06/01/20	65,000	69,713
PHI Inc 5.250% due 03/15/19	120,000	102,600
Precision Drilling Corp (Canada) 5.250% due 11/15/24 ~	100,000	83,000
6.625% due 11/15/20	100,000	90,500

	Principal Amount	Value
Puma International Financing SA (Luxembourg) 6.750% due 02/01/21 ~	$200,000	$194,800
QEP Resources Inc 5.250% due 05/01/23	109,000	102,460
5.375% due 10/01/22	100,000	95,000
6.875% due 03/01/21	50,000	51,500
Quicksilver Resources Inc 11.000% due 07/01/21	150,000	38,250
Range Resources Corp 5.000% due 08/15/22	100,000	100,500
5.000% due 03/15/23	160,000	160,800
6.750% due 08/01/20	50,000	52,250
Regency Energy Partners LP 4.500% due 11/01/23	100,000	92,250
5.000% due 10/01/22	80,000	76,000
5.500% due 04/15/23	100,000	97,000
5.750% due 09/01/20	100,000	100,750
5.875% due 03/01/22	105,000	105,262
8.375% due 06/01/19 ~	100,000	105,250
Rex Energy Corp 6.250% due 08/01/22 ~	100,000	74,875
Rice Energy Inc 6.250% due 05/01/22 ~	175,000	163,625
Rockies Express Pipeline LLC 5.625% due 04/15/20 ~	100,000	98,750
6.000% due 01/15/19 ~	180,000	181,350
Rosetta Resources Inc 5.625% due 05/01/21	129,000	118,693
5.875% due 06/01/22	50,000	45,500
5.875% due 06/01/24	75,000	67,125
RSP Permian Inc 6.625% due 10/01/22 ~	40,000	37,400
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	400,000	395,000
5.625% due 04/15/23	200,000	196,500
5.750% due 05/15/24	250,000	246,562
Sabine Pass LNG LP 7.500% due 11/30/16	200,000	209,000
Samson Investment Co 9.750% due 02/15/20	235,000	98,553
Sanchez Energy Corp 6.125% due 01/15/23 ~	125,000	105,312
7.750% due 06/15/21	63,000	58,905
SandRidge Energy Inc 7.500% due 02/15/23	100,000	64,500
8.125% due 10/15/22	100,000	63,500
8.750% due 01/15/20	150,000	103,500
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	100,000	89,000
Seven Generations Energy Ltd (Canada) 8.250% due 05/15/20 ~	50,000	48,250
Seventy Seven Operating LLC 6.625% due 11/15/19	100,000	76,500
SM Energy Co 5.000% due 01/15/24	100,000	87,000
6.125% due 11/15/22 ~	40,000	37,700
6.500% due 01/01/23	100,000	96,500
Stone Energy Corp 7.500% due 11/15/22	200,000	173,000
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	95,500
Swift Energy Co 7.125% due 06/01/17	50,000	29,750
Targa Resources Partners LP 4.125% due 11/15/19 ~	175,000	169,312
4.250% due 11/15/23	100,000	91,500
5.250% due 05/01/23	77,000	74,690
Teekay Corp 8.500% due 01/15/20	25,000	27,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-32

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	$100,000	$78,000
Tervita Corp (Canada) 8.000% due 11/15/18 ~	33,000	28,380
10.875% due 02/15/18 ~	200,000	123,000
Tesoro Corp 5.375% due 10/01/22	100,000	101,750
Tesoro Logistics LP 5.500% due 10/15/19 ~	110,000	109,450
6.125% due 10/15/21	70,000	70,175
6.250% due 10/15/22 ~	115,000	115,287
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	100,000	66,500
Tullow Oil PLC (United Kingdom) 6.250% due 04/15/22 ~	200,000	170,000
Ultra Petroleum Corp (Canada) 5.750% due 12/15/18 ~	43,000	39,883
6.125% due 10/01/24 ~	105,000	90,825
Unit Corp 6.625% due 05/15/21	100,000	90,000
Vanguard Natural Resources LLC 7.875% due 04/01/20	100,000	86,775
W&T Offshore Inc 8.500% due 06/15/19	100,000	66,000
Whiting Petroleum Corp 5.000% due 03/15/19	113,000	106,220
5.750% due 03/15/21	180,000	167,400
6.500% due 10/01/18	25,000	24,250
WPX Energy Inc 5.250% due 01/15/17	150,000	152,250
5.250% due 09/15/24	140,000	130,900

		21,267,138

Financials - 12.2%

AerCap Aviation Solutions BV (Netherlands) 6.375% due 05/30/17	200,000	212,500
AerCap Ireland Capital Ltd (Ireland) 2.750% due 05/15/17 ~	150,000	147,188
3.750% due 05/15/19 ~	150,000	148,688
Ally Financial Inc 2.750% due 01/30/17	250,000	249,845
3.125% due 01/15/16	100,000	100,750
3.500% due 07/18/16	200,000	202,750
3.500% due 01/27/19	123,000	121,832
4.750% due 09/10/18	100,000	103,750
5.125% due 09/30/24	100,000	101,750
5.500% due 02/15/17	150,000	157,875
7.500% due 09/15/20	200,000	235,000
8.000% due 12/31/18	100,000	113,750
8.000% due 03/15/20	100,000	118,250
8.000% due 11/01/31	270,000	344,875
ARC Properties Operating Partnership LP REIT 2.000% due 02/06/17	200,000	190,815
Barclays Bank PLC (United Kingdom) 6.860% § ± ~	150,000	166,875
Barclays PLC (United Kingdom) 4.375% due 09/11/24	200,000	193,054
BNP Paribas SA (France) 7.195% § ± ~	200,000	232,250
BPCE SA (France) 12.500% § ± ~	100,000	136,000
CBRE Services Inc 5.000% due 03/15/23	100,000	102,690
CIMPOR Financial Operations BV (Netherlands) 5.750% due 07/17/24 ~	200,000	175,980
CIT Group Inc 3.875% due 02/19/19	305,000	305,000
4.250% due 08/15/17	108,000	110,430

	Principal Amount	Value
5.000% due 05/15/17	$200,000	$208,000
5.000% due 08/15/22	100,000	103,125
5.000% due 08/01/23	100,000	103,000
5.250% due 03/15/18	150,000	156,750
5.375% due 05/15/20	200,000	212,130
6.625% due 04/01/18 ~	250,000	272,187
CNG Holdings Inc 9.375% due 05/15/20 ~	100,000	67,000
CNO Financial Group Inc 6.375% due 10/01/20 ~	100,000	106,000
Commerzbank AG (Germany) 8.125% due 09/19/23 ~	200,000	230,720
Credit Agricole SA (France) 6.637% § ± ~	150,000	157,358
8.375% § ± ~	100,000	115,750
Crescent Resources LLC 10.250% due 08/15/17 ~	100,000	107,750
Crown Castle International Corp REIT 4.875% due 04/15/22	215,000	217,553
5.250% due 01/15/23	100,000	102,500
Denali Borrower LLC 5.625% due 10/15/20 ~	167,000	174,181
Deutsche Bank Capital Funding Trust VII 5.628% § ± ~	100,000	102,310
DFC Finance Corp 10.500% due 06/15/20 ~	120,000	102,300
Dresdner Funding Trust I 8.151% due 06/30/31 ~	100,000	118,500
DuPont Fabros Technology LP REIT 5.875% due 09/15/21	88,000	90,090
E*TRADE Financial Corp 5.375% due 11/15/22	70,000	71,750
6.375% due 11/15/19	100,000	106,500
Enova International Inc 9.750% due 06/01/21 ~	140,000	138,250
Felcor Lodging LP 5.625% due 03/01/23	48,000	47,760
6.750% due 06/01/19	100,000	104,370
Fidelity & Guaranty Life Holdings Inc 6.375% due 04/01/21 ~	100,000	105,500
First Data Corp 6.750% due 11/01/20 ~	130,000	139,100
7.375% due 06/15/19 ~	100,000	105,500
8.250% due 01/15/21 ~	212,000	227,900
8.875% due 08/15/20 ~	100,000	107,500
10.625% due 06/15/21	130,000	147,875
11.250% due 01/15/21	130,000	147,875
11.750% due 08/15/21	195,000	224,737
12.625% due 01/15/21	412,000	490,280
Forestar USA Real Estate Group Inc 8.500% due 06/01/22 ~	100,000	98,000
General Motors Financial Co Inc 2.625% due 07/10/17	200,000	201,002
2.750% due 05/15/16	129,000	131,338
3.000% due 09/25/17	150,000	151,880
3.250% due 05/15/18	95,000	95,356
4.250% due 05/15/23	132,000	134,955
4.375% due 09/25/21	100,000	104,500
4.750% due 08/15/17	67,000	70,826
6.750% due 06/01/18	50,000	56,750
Genworth Holdings Inc 6.515% due 05/22/18	150,000	153,301
7.625% due 09/24/21	250,000	245,713
Globe Luxembourg SCA (Luxembourg) 9.625% due 05/01/18 ~	200,000	157,000
Hub Holdings LLC 8.125% PIK due 07/15/19 ~	140,000	139,300
HUB International Ltd 7.875% due 10/01/21 ~	118,000	117,705

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-33

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
ING Groep NV (Netherlands) 5.775% § ±	$100,000	$102,000
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	250,000	243,079
Iron Mountain Inc REIT 5.750% due 08/15/24	178,000	180,002
6.000% due 08/15/23	96,000	100,320
8.375% due 08/15/21	11,000	11,481
iStar Financial Inc REIT 4.000% due 11/01/17	140,000	136,675
4.875% due 07/01/18	100,000	98,625
5.000% due 07/01/19	140,000	136,500
9.000% due 06/01/17	100,000	109,750
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	187,000
Kennedy-Wilson Inc 5.875% due 04/01/24	185,000	185,925
Liberty Mutual Group Inc 7.000% due 03/07/67 § ~	100,000	103,000
10.750% due 06/15/88 § ~	100,000	154,862
MPT Operating Partnership LP REIT 6.375% due 02/15/22	100,000	106,750
MSCI Inc 5.250% due 11/15/24 ~	95,000	98,563
Nationstar Mortgage LLC 6.500% due 08/01/18	100,000	95,750
6.500% due 07/01/21	75,000	68,625
7.875% due 10/01/20	100,000	96,500
Navient Corp 4.875% due 06/17/19	150,000	150,810
5.500% due 01/15/19	100,000	102,500
5.500% due 01/25/23	200,000	192,000
5.625% due 08/01/33	200,000	151,500
6.125% due 03/25/24	300,000	295,500
6.250% due 01/25/16	250,000	260,625
8.000% due 03/25/20	150,000	166,069
8.450% due 06/15/18	400,000	447,000
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	100,000	105,000
Ocwen Financial Corp 6.625% due 05/15/19 ~	115,000	105,800
OneMain Financial Holdings Inc 6.750% due 12/15/19 ~	85,000	86,913
7.250% due 12/15/21 ~	100,000	103,000
Outfront Media Capital LLC 5.250% due 02/15/22 ~	120,000	121,200
5.875% due 03/15/25 ~	100,000	101,000
PHH Corp 6.375% due 08/15/21	100,000	92,125
Provident Funding Associates LP 6.750% due 06/15/21 ~	84,000	81,900
RBS Capital Trust II 6.425% § ±	100,000	103,500
Realogy Group LLC 3.375% due 05/01/16 ~	112,000	112,560
4.500% due 04/15/19 ~	70,000	69,650
7.625% due 01/15/20 ~	100,000	107,500
RHP Hotel Properties LP REIT 5.000% due 04/15/21	100,000	100,000
Royal Bank of Scotland Group PLC (United Kingdom) 5.125% due 05/28/24	150,000	152,862
6.000% due 12/19/23	250,000	271,072
6.100% due 06/10/23	200,000	217,279
6.125% due 12/15/22	270,000	294,335
7.640% § ±	300,000	316,500
7.648% § ±	50,000	58,500
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	100,000	103,990

	Principal Amount	Value
Sabra Health Care LP REIT 5.375% due 06/01/23	$100,000	$102,375
SMFG Preferred Capital USD 1 Ltd (Cayman) 6.078% § ± ~	200,000	212,500
SMFG Preferred Capital USD 3 Ltd (Cayman) 9.500% § ± ~	175,000	213,062
Societe Generale SA (France) 5.922% § ± ~	150,000	156,282
Sophia Holding Finance LP 9.625% PIK due 12/01/18 ~	97,000	97,849
Speedy Cash Intermediate Holdings Corp 10.750% due 05/15/18 ~	100,000	98,500
Springleaf Finance Corp 5.400% due 12/01/15	100,000	102,750
6.500% due 09/15/17	100,000	105,250
6.900% due 12/15/17	350,000	373,625
7.750% due 10/01/21	125,000	140,625
Synovus Financial Corp 5.125% due 06/15/17	50,000	51,000
The Geo Group Inc REIT 5.125% due 04/01/23	100,000	98,750
5.875% due 10/15/24	50,000	50,875
The Howard Hughes Corp 6.875% due 10/01/21 ~	150,000	156,000
TMX Finance LLC 8.500% due 09/15/18 ~	88,000	74,360
TransUnion Holding Co Inc 9.625% PIK due 06/15/18	150,000	153,701
UBS Preferred Funding Trust V 6.243% § ±	150,000	155,251
UniCredit Luxembourg Finance SA (Luxembourg) 6.000% due 10/31/17 ~	100,000	107,039
USI Inc 7.750% due 01/15/21 ~	67,000	65,660
Voya Financial Inc 5.650% due 05/15/53 §	100,000	99,500
Walter Investment Management Corp 7.875% due 12/15/21	131,000	117,573

		20,160,248

Health Care - 7.8%

21st Century Oncology Inc 9.875% due 04/15/17	100,000	93,500
Alere Inc 6.500% due 06/15/20	100,000	101,250
Amsurg Corp 5.625% due 07/15/22 ~	220,000	226,600
Aviv Healthcare Properties LP 6.000% due 10/15/21	100,000	104,375
Biomet Inc 6.500% due 08/01/20	200,000	214,500
6.500% due 10/01/20	100,000	105,750
Capella Healthcare Inc 9.250% due 07/01/17	100,000	104,063
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	140,000	141,662
Catamaran Corp (Canada) 4.750% due 03/15/21	25,000	25,063
Centene Corp 4.750% due 05/15/22	100,000	100,375
5.750% due 06/01/17	25,000	26,625
CHS/Community Health Systems Inc 5.125% due 08/15/18	150,000	155,625
6.875% due 02/01/22	500,000	532,187
7.125% due 07/15/20	100,000	106,750
8.000% due 11/15/19	250,000	267,500
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	150,000	158,437

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-34

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Crimson Merger Sub Inc 6.625% due 05/15/22 ~	$150,000	$135,000
DaVita HealthCare Partners Inc 5.125% due 07/15/24	272,000	277,950
5.750% due 08/15/22	118,000	125,523
6.625% due 11/01/20	150,000	157,969
DJO Finance LLC 9.875% due 04/15/18	100,000	102,000
Endo Finance LLC 5.375% due 01/15/23 ~	150,000	147,375
5.750% due 01/15/22 ~	150,000	150,375
7.000% due 07/15/19 ~	95,000	99,513
Envision Healthcare Corp 5.125% due 07/01/22 ~	75,000	74,625
ExamWorks Group Inc 9.000% due 07/15/19	100,000	107,000
Fresenius Medical Care US Finance I Inc 5.750% due 02/15/21 ~	50,000	53,563
6.500% due 09/15/18 ~	100,000	111,000
Fresenius Medical Care US Finance II Inc 4.125% due 10/15/20 ~	95,000	95,950
4.750% due 10/15/24 ~	50,000	50,750
5.625% due 07/31/19 ~	100,000	107,250
5.875% due 01/31/22 ~	100,000	109,000
Grifols Worldwide Operations Ltd (Ireland) 5.250% due 04/01/22 ~	200,000	205,040
HCA Holdings Inc 6.250% due 02/15/21	100,000	106,750
7.750% due 05/15/21	250,000	267,812
HCA Inc 3.750% due 03/15/19	190,000	190,712
4.250% due 10/15/19	100,000	101,625
4.750% due 05/01/23	150,000	153,000
5.000% due 03/15/24	350,000	360,500
5.250% due 04/15/25	200,000	209,250
5.875% due 03/15/22	100,000	109,750
5.875% due 05/01/23	200,000	211,250
6.500% due 02/15/16	100,000	104,625
6.500% due 02/15/20	360,000	404,280
7.500% due 02/15/22	250,000	286,250
Health Net Inc 6.375% due 06/01/17	100,000	108,500
HealthSouth Corp 7.750% due 09/15/22	73,000	77,745
Hologic Inc 6.250% due 08/01/20	159,000	166,155
Hospira Inc 5.800% due 08/12/23	100,000	112,105
6.050% due 03/30/17	100,000	107,879
IASIS Healthcare LLC 8.375% due 05/15/19	100,000	105,250
inVentiv Health Inc 9.000% due 01/15/18 ~	130,000	133,250
10.000% PIK due 08/15/18 ~	29,000	27,405
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	100,000	102,450
Jaguar Holding Co II 9.500% due 12/01/19 ~	100,000	107,625
Kindred Escrow Corp II 8.000% due 01/15/20 ~	70,000	74,725
8.750% due 01/15/23 ~	150,000	162,187
Kindred Healthcare Inc 6.375% due 04/15/22 ~	100,000	95,750
Kinetic Concepts Inc 10.500% due 11/01/18	200,000	218,000
12.500% due 11/01/19	100,000	111,000
LifePoint Hospitals Inc 5.500% due 12/01/21	135,000	138,713
6.625% due 10/01/20	50,000	53,000

	Principal Amount	Value
Mallinckrodt International Finance SA (Luxembourg) 3.500% due 04/15/18	$100,000	$97,125
4.750% due 04/15/23	100,000	96,250
5.750% due 08/01/22 ~	95,000	97,731
MedAssets Inc 8.000% due 11/15/18	50,000	52,250
MPH Acquisition Holdings LLC 6.625% due 04/01/22 ~	171,000	175,275
Omnicare Inc 4.750% due 12/01/22	100,000	101,750
Par Pharmaceutical Cos Inc 7.375% due 10/15/20	100,000	105,000
Salix Pharmaceuticals Ltd 6.000% due 01/15/21 ~	94,000	96,115
Select Medical Corp 6.375% due 06/01/21	100,000	102,000
Teleflex Inc 5.250% due 06/15/24 ~	50,000	50,125
Tenet Healthcare Corp 4.375% due 10/01/21	167,000	166,582
4.500% due 04/01/21	51,000	51,319
4.750% due 06/01/20	100,000	102,000
5.000% due 03/01/19 ~	165,000	165,619
5.500% due 03/01/19 ~	110,000	113,025
6.000% due 10/01/20	218,000	234,640
6.250% due 11/01/18	140,000	152,425
6.750% due 02/01/20	100,000	105,625
8.000% due 08/01/20	100,000	105,750
8.125% due 04/01/22	211,000	236,320
United Surgical Partners International Inc 9.000% due 04/01/20	50,000	53,938
Universal Health Services Inc 3.750% due 08/01/19 ~	100,000	100,125
Universal Hospital Services Inc 7.625% due 08/15/20	100,000	86,500
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	270,000	283,162
7.000% due 10/01/20 ~	10,000	10,600
7.250% due 07/15/22 ~	100,000	107,000
Valeant Pharmaceuticals International Inc (Canada) 5.625% due 12/01/21 ~	100,000	101,000
6.750% due 08/15/18 ~	342,000	364,664
7.500% due 07/15/21 ~	257,000	278,524
WellCare Health Plans Inc 5.750% due 11/15/20	120,000	124,500

		12,898,627

Industrials - 11.2%

AAR Corp 7.250% due 01/15/22	100,000	108,500
Abengoa Finance SAU (Spain) 8.875% due 11/01/17 ~	100,000	96,000
ACCO Brands Corp 6.750% due 04/30/20	100,000	105,150
Accudyne Industries Borrower (Luxembourg) 7.750% due 12/15/20 ~	150,000	142,500
ADS Waste Holdings Inc 8.250% due 10/01/20	100,000	100,500
AECOM Technology Corp 5.750% due 10/15/22 ~	135,000	138,375
5.875% due 10/15/24 ~	134,000	137,350
Aguila 3 SA (Luxembourg) 7.875% due 01/31/18 ~	150,000	145,500
Ahern Rentals Inc 9.500% due 06/15/18 ~	31,000	32,240
Air Canada (Canada) 6.750% due 10/01/19 ~	100,000	104,250
7.750% due 04/15/21 ~	100,000	104,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Air Medical Group Holdings Inc 9.250% due 11/01/18	$80,000	$83,700
Aircastle Ltd (Bermuda) 4.625% due 12/15/18	100,000	100,750
5.125% due 03/15/21	100,000	100,250
6.250% due 12/01/19	70,000	74,375
6.750% due 04/15/17	50,000	53,625
Algeco Scotsman Global Finance PLC (United Kingdom) 8.500% due 10/15/18 ~	100,000	97,000
10.750% due 10/15/19 ~	200,000	173,000
Alliant Techsystems Inc 6.875% due 09/15/20	100,000	107,000
Allison Transmission Inc 7.125% due 05/15/19 ~	50,000	52,563
American Builders & Contractors Supply Co Inc 5.625% due 04/15/21 ~	79,000	79,593
Amsted Industries Inc 5.000% due 03/15/22 ~	145,000	143,006
Apex Tool Group LLC 7.000% due 02/01/21 ~	100,000	86,000
APX Group Inc 6.375% due 12/01/19	125,000	120,312
8.750% due 12/01/20	80,000	67,950
Ashtead Capital Inc 6.500% due 07/15/22 ~	200,000	213,500
Avis Budget Car Rental LLC 5.500% due 04/01/23	83,000	85,075
9.750% due 03/15/20	100,000	109,500
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	61,600	63,294
BlueLine Rental Finance Corp 7.000% due 02/01/19 ~	68,000	69,870
Bombardier Inc (Canada) 4.250% due 01/15/16 ~	50,000	50,750
4.750% due 04/15/19 ~	145,000	145,725
6.000% due 10/15/22 ~	200,000	202,250
6.125% due 01/15/23 ~	200,000	204,500
7.750% due 03/15/20 ~	150,000	163,500
Brand Energy & Infrastructure Services Inc 8.500% due 12/01/21 ~	63,000	57,015
Building Materials Corp of America 5.375% due 11/15/24 ~	195,000	195,487
6.750% due 05/01/21 ~	100,000	106,000
Case New Holland Industrial Inc 7.875% due 12/01/17	100,000	110,500
Cenveo Corp 6.000% due 08/01/19 ~	90,000	81,900
CEVA Group PLC (United Kingdom) 7.000% due 03/01/21 ~	100,000	97,000
Chassix Inc 9.250% due 08/01/18 ~	80,000	54,800
Clean Harbors Inc 5.125% due 06/01/21	53,000	53,133
5.250% due 08/01/20	54,000	54,540
CNH Industrial Capital LLC 3.250% due 02/01/17	62,000	61,380
3.375% due 07/15/19 ~	100,000	96,000
3.625% due 04/15/18	113,000	111,870
6.250% due 11/01/16	100,000	105,250
Colt Defense LLC 8.750% due 11/15/17	25,000	10,500
Covanta Holding Corp 5.875% due 03/01/24	100,000	102,250
6.375% due 10/01/22	100,000	106,500
CSC Holdings LLC 5.250% due 06/01/24 ~	100,000	100,750
6.750% due 11/15/21	200,000	221,750
7.625% due 07/15/18	50,000	56,375

	Principal Amount	Value
Deluxe Corp 7.000% due 03/15/19	$100,000	$104,875
DH Services Luxembourg SARL (Luxembourg) 7.750% due 12/15/20 ~	100,000	105,250
DigitalGlobe Inc 5.250% due 02/01/21 ~	97,000	92,635
DynCorp International Inc 10.375% due 07/01/17	50,000	42,750
FGI Operating Co LLC 7.875% due 05/01/20	50,000	45,250
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	275,000	272,937
FTI Consulting Inc 6.750% due 10/01/20	50,000	52,625
Gardner Denver Inc 6.875% due 08/15/21 ~	67,000	64,655
Gates Global LLC 6.000% due 07/15/22 ~	140,000	134,778
GenCorp Inc 7.125% due 03/15/21	100,000	105,230
General Cable Corp 5.750% due 10/01/22	75,000	55,125
Great Lakes Dredge & Dock Corp 7.375% due 02/01/19	100,000	102,500
Griffon Corp 5.250% due 03/01/22	150,000	142,125
H&E Equipment Services Inc 7.000% due 09/01/22	145,000	149,894
Hardwoods Acquisition Inc 7.500% due 08/01/21 ~	100,000	99,000
Harland Clarke Holdings Corp 9.250% due 03/01/21 ~	210,000	200,550
HD Supply Inc 5.250% due 12/15/21 ~	60,000	61,200
7.500% due 07/15/20	202,000	212,605
11.000% due 04/15/20	100,000	114,500
11.500% due 07/15/20	100,000	115,000
Huntington Ingalls Industries Inc 5.000% due 12/15/21 ~	60,000	61,125
7.125% due 03/15/21	50,000	54,250
IHS Inc 5.000% due 11/01/22 ~	125,000	124,375
Interline Brands Inc 10.000% PIK due 11/15/18	78,000	81,900
International Lease Finance Corp 3.875% due 04/15/18	100,000	100,187
4.625% due 04/15/21	100,000	101,937
5.750% due 05/15/16	100,000	103,937
5.875% due 08/15/22	300,000	326,250
6.250% due 05/15/19	250,000	273,750
8.625% due 01/15/22	50,000	62,188
8.750% due 03/15/17	200,000	222,000
JMC Steel Group Inc 8.250% due 03/15/18 ~	50,000	47,688
Jurassic Holdings III Inc 6.875% due 02/15/21 ~	120,000	112,200
KLX Inc 5.875% due 12/01/22 ~	90,000	91,125
Kratos Defense & Security Solutions Inc 7.000% due 05/15/19	200,000	171,000
Light Tower Rentals Inc 8.125% due 08/01/19 ~	100,000	78,250
Marquette Transportation Co LLC 10.875% due 01/15/17	25,000	25,875
Masco Corp 5.950% due 03/15/22	100,000	111,500
6.125% due 10/03/16	50,000	53,275
7.125% due 03/15/20	100,000	116,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Masonite International Corp (Canada) 8.250% due 04/15/21 ~	$75,000	$80,438
Mcron Finance Sub LLC 8.375% due 05/15/19 ~	80,000	85,200
Meccanica Holdings USA Inc 6.250% due 01/15/40 ~	150,000	143,625
Memorial Production Partners LP 7.625% due 05/01/21	100,000	80,500
Meritor Inc 6.750% due 06/15/21	100,000	105,000
Michael Baker International LLC 8.250% due 10/15/18 ~	100,000	100,000
Modular Space Corp 10.250% due 01/31/19 ~	30,000	26,025
Monitronics International Inc 9.125% due 04/01/20	100,000	94,938
MPG Holdco I Inc 7.375% due 10/15/22 ~	130,000	134,550
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	49,000
Navios Maritime Holdings Inc 7.375% due 01/15/22 ~	107,000	99,510
8.125% due 02/15/19	100,000	88,500
Navistar International Corp 8.250% due 11/01/21	203,000	200,970
NES Rentals Holdings Inc 7.875% due 05/01/18 ~	100,000	102,000
Nielsen Finance LLC 4.500% due 10/01/20	50,000	50,500
5.000% due 04/15/22 ~	270,000	272,700
Nortek Inc 8.500% due 04/15/21	100,000	107,500
Oshkosh Corp 8.500% due 03/01/20	125,000	131,562
Ply Gem Industries Inc 6.500% due 02/01/22	123,000	116,081
Rexel SA (France) 5.250% due 06/15/20 ~	200,000	202,500
RR Donnelley & Sons Co 6.000% due 04/01/24	100,000	99,000
6.125% due 01/15/17	9,000	9,585
7.000% due 02/15/22	100,000	107,750
7.250% due 05/15/18	21,000	23,310
8.250% due 03/15/19	150,000	174,000
Safway Group Holding LLC 7.000% due 05/15/18 ~	117,000	111,735
Schaeffler Finance BV (Netherlands) 4.250% due 05/15/21 ~	200,000	196,000
4.750% due 05/15/21 ~	250,000	251,250
7.750% due 02/15/17 ~	100,000	110,000
Sensata Technologies BV (Netherlands) 4.875% due 10/15/23 ~	100,000	100,000
6.500% due 05/15/19 ~	60,000	62,550
Sequa Corp 7.000% due 12/15/17 ~	62,500	56,563
Spirit AeroSystems Inc 5.250% due 03/15/22	100,000	102,250
6.750% due 12/15/20	25,000	26,625
SPL Logistics Escrow LLC 8.875% due 08/01/20 ~	100,000	106,500
SPX Corp 6.875% due 09/01/17	100,000	109,750
Stackpole International Intermediate (Mutli-National) 7.750% due 10/15/21 ~	100,000	100,500
Stena AB (Sweden) 7.000% due 02/01/24 ~	200,000	183,500
Terex Corp 6.000% due 05/15/21	105,000	107,625

	Principal Amount	Value
The ADT Corp 2.250% due 07/15/17	$100,000	$96,937
3.500% due 07/15/22	200,000	171,000
4.125% due 04/15/19	45,000	44,663
4.875% due 07/15/42	100,000	74,375
5.250% due 03/15/20	100,000	101,750
6.250% due 10/15/21	100,000	103,000
The Hertz Corp 5.875% due 10/15/20	200,000	202,500
6.750% due 04/15/19	200,000	207,000
7.500% due 10/15/18	50,000	52,000
The Manitowoc Co Inc 8.500% due 11/01/20	50,000	54,250
The Nielsen Co Luxembourg SARL (Luxembourg) 5.500% due 10/01/21 ~	138,000	141,450
TMS International Corp 7.625% due 10/15/21 ~	100,000	104,750
TRAC Intermodal LLC 11.000% due 08/15/19	100,000	108,500
TransDigm Inc 5.500% due 10/15/20	100,000	98,250
6.000% due 07/15/22	120,000	120,300
6.500% due 07/15/24	120,000	121,200
7.500% due 07/15/21	67,000	71,690
Triumph Group Inc 5.250% due 06/01/22	50,000	50,125
UCI International Inc 8.625% due 02/15/19	50,000	48,000
United Airlines Pass-Through Trust ‘B’ 5.375% due 02/15/23	100,000	101,130
United Continental Holdings Inc 6.000% due 12/01/20	200,000	205,500
United Rentals North America Inc 5.750% due 11/15/24	215,000	221,987
6.125% due 06/15/23	125,000	131,875
7.625% due 04/15/22	220,000	242,990
8.250% due 02/01/21	100,000	109,500
8.375% due 09/15/20	100,000	107,750
US Airways Group Inc 6.125% due 06/01/18	186,000	194,370
USG Corp 8.375% due 10/15/18 ~	100,000	104,950
9.750% due 01/15/18	100,000	114,500
WESCO Distribution Inc 5.375% due 12/15/21	75,000	76,031
West Corp 5.375% due 07/15/22 ~	160,000	153,600
WireCo WorldGroup Inc 9.500% due 05/15/17	100,000	101,000
XPO Logistics Inc 7.875% due 09/01/19 ~	122,000	128,100

		18,511,739

Information Technology - 4.6%

Activision Blizzard Inc 5.625% due 09/15/21 ~	163,000	171,557
6.125% due 09/15/23 ~	100,000	108,000
Advanced Micro Devices Inc 6.750% due 03/01/19	80,000	75,600
7.000% due 07/01/24	125,000	106,562
7.750% due 08/01/20	100,000	92,500
Alcatel-Lucent USA Inc 4.625% due 07/01/17 ~	48,000	48,720
6.450% due 03/15/29	100,000	96,000
6.750% due 11/15/20 ~	200,000	212,100
Alliance Data Systems Corp 5.250% due 12/01/17 ~	100,000	103,500
5.375% due 08/01/22 ~	100,000	99,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Amkor Technology Inc 6.375% due 10/01/22	$100,000	$97,000
6.625% due 06/01/21	50,000	49,750
7.375% due 05/01/18	25,000	25,875
Anixter Inc 5.125% due 10/01/21	100,000	100,500
Aspect Software Inc 10.625% due 05/15/17	100,000	95,000
Audatex North America Inc 6.000% due 06/15/21 ~	161,000	166,635
6.125% due 11/01/23 ~	75,000	77,813
Belden Inc 5.500% due 09/01/22 ~	80,000	79,800
BMC Software Finance Inc 8.125% due 07/15/21 ~	240,000	226,800
Boxer Parent Co Inc 9.000% PIK due 10/15/19 ~	80,000	68,400
CDW LLC 5.500% due 12/01/24	100,000	100,375
6.000% due 08/15/22	100,000	103,750
8.500% due 04/01/19	79,000	83,641
Ceridian HCM Holding Inc 11.000% due 03/15/21 ~	100,000	109,766
CommScope Holding Co Inc 6.625% PIK due 06/01/20 ~	90,000	93,150
CommScope Inc 5.000% due 06/15/21 ~	110,000	108,900
5.500% due 06/15/24 ~	110,000	108,900
CoreLogic Inc 7.250% due 06/01/21	100,000	105,500
Dell Inc 4.625% due 04/01/21	100,000	97,500
5.400% due 09/10/40	100,000	88,500
5.650% due 04/15/18	250,000	264,687
EarthLink Holdings Corp 8.875% due 05/15/19	100,000	99,200
Emdeon Inc 11.000% due 12/31/19	100,000	109,125
Entegris Inc 6.000% due 04/01/22 ~	100,000	101,750
Epicor Software Corp 8.625% due 05/01/19	100,000	105,500
Equinix Inc 4.875% due 04/01/20	76,000	76,000
5.375% due 01/01/22	65,000	65,936
5.375% due 04/01/23	133,000	133,665
Flextronics International Ltd (Singapore) 4.625% due 02/15/20	50,000	51,000
5.000% due 02/15/23	50,000	51,250
Freescale Semiconductor Inc 5.000% due 05/15/21 ~	100,000	100,500
6.000% due 01/15/22 ~	73,000	76,468
8.050% due 02/01/20	24,000	25,380
10.750% due 08/01/20	67,000	73,365
IAC/InterActiveCorp 4.750% due 12/15/22	153,000	149,557
4.875% due 11/30/18	85,000	86,912
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	40,000	39,400
Infor US Inc 9.375% PIK due 04/01/19	164,000	176,095
Micron Technology Inc 5.500% due 02/01/25 ~	220,000	222,750
5.875% due 02/15/22 ~	25,000	26,313
NCR Corp 4.625% due 02/15/21	45,000	43,875
5.000% due 07/15/22	113,000	110,740
5.875% due 12/15/21	100,000	103,250
6.375% due 12/15/23	44,000	45,980

	Principal Amount	Value
NeuStar Inc 4.500% due 01/15/23	$100,000	$87,750
Nokia OYJ (Finland) 5.375% due 05/15/19	100,000	107,500
6.625% due 05/15/39	150,000	166,500
Nuance Communications Inc 5.375% due 08/15/20 ~	120,000	120,900
NXP BV (Netherlands) 3.500% due 09/15/16 ~	100,000	101,250
5.750% due 03/15/23 ~	200,000	211,000
Opal Acquisition Inc 8.875% due 12/15/21 ~	100,000	101,875
Sanmina Corp 4.375% due 06/01/19 ~	185,000	184,075
Sophia LP 9.750% due 01/15/19 ~	100,000	107,125
SRA International Inc 11.000% due 10/01/19	100,000	106,750
STATS ChipPAC Ltd (Singapore) 5.375% due 03/31/16 ~	100,000	100,750
SunGard Data Systems Inc 6.625% due 11/01/19	150,000	152,250
7.375% due 11/15/18	50,000	52,063
7.625% due 11/15/20	100,000	106,500
TIBCO Software Inc 11.375% due 12/01/21 ~	45,000	43,650
VeriSign Inc 4.625% due 05/01/23	100,000	98,500
ViaSat Inc 6.875% due 06/15/20	100,000	104,500
Viasystems Inc 7.875% due 05/01/19 ~	100,000	106,000
Zebra Technologies Corp 7.250% due 10/15/22 ~	45,000	47,363

		7,546,093

Materials - 9.5%

Ainsworth Lumber Co Ltd (Canada) 7.500% due 12/15/17 ~	90,000	93,150
AK Steel Corp 7.625% due 05/15/20	100,000	93,500
7.625% due 10/01/21	150,000	138,000
Alcoa Inc 5.125% due 10/01/24	205,000	217,662
5.900% due 02/01/27	150,000	163,729
6.150% due 08/15/20	400,000	450,282
6.750% due 07/15/18	200,000	224,846
Aleris International Inc 7.625% due 02/15/18	100,000	101,125
Allegheny Technologies Inc 6.125% due 08/15/23	200,000	204,937
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	167,000	141,950
ArcelorMittal (Luxembourg) 5.000% due 02/25/17	400,000	417,000
6.750% due 02/25/22	200,000	214,500
7.500% due 10/15/39	250,000	260,000
10.350% due 06/01/19	450,000	545,062
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	52,192	51,670
Ardagh Packaging Finance PLC (Ireland) 6.000% due 06/30/21 ~	200,000	191,500
6.250% due 01/31/19 ~	87,000	85,260
9.125% due 10/15/20 ~	50,000	53,500
Ashland Inc 3.000% due 03/15/16	76,000	76,760
3.875% due 04/15/18	37,000	37,509
4.750% due 08/15/22	200,000	201,000
Associated Materials LLC 9.125% due 11/01/17	100,000	83,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Axalta Coating Systems US Holdings Inc 7.375% due 05/01/21 ~	$150,000	$159,750
Ball Corp 4.000% due 11/15/23	171,000	165,870
5.000% due 03/15/22	100,000	103,500
6.750% due 09/15/20	100,000	104,500
Barminco Finance Property Ltd (Australia) 9.000% due 06/01/18 ~	50,000	45,750
Berry Plastics Corp 5.500% due 05/15/22	105,000	106,706
9.750% due 01/15/21	100,000	111,625
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 5.625% due 12/15/16 ~	115,000	112,987
6.000% due 06/15/17 ~	89,000	86,998
BWAY Holding Co 9.125% due 08/15/21 ~	115,000	115,575
Calcipar SA (Luxembourg) 6.875% due 05/01/18 ~	100,000	101,000
Cascades Inc (Canada) 5.500% due 07/15/22 ~	90,000	89,888
Celanese US Holdings LLC 4.625% due 11/15/22	100,000	99,500
5.875% due 06/15/21	100,000	106,500
Clearwater Paper Corp 5.375% due 02/01/25 ~	100,000	98,750
Cliffs Natural Resources Inc 4.875% due 04/01/21	150,000	81,375
5.900% due 03/15/20	100,000	59,000
6.250% due 10/01/40	100,000	52,500
Commercial Metals Co 4.875% due 05/15/23	100,000	96,000
7.350% due 08/15/18	100,000	108,500
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	200,000	207,000
Crown Americas LLC 4.500% due 01/15/23	212,000	206,700
6.250% due 02/01/21	50,000	52,875
Eagle Spinco Inc 4.625% due 02/15/21	147,000	139,834
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	60,000	58,500
First Quantum Minerals Ltd (Canada) 6.750% due 02/15/20 ~	132,000	120,120
7.000% due 02/15/21 ~	132,000	119,460
7.250% due 05/15/22 ~	200,000	180,500
FMG Resources Property Ltd (Australia) 6.000% due 04/01/17 ~	150,000	143,906
6.875% due 02/01/18 ~	88,889	80,889
8.250% due 11/01/19 ~	200,000	182,750
Graphic Packaging International Inc 4.750% due 04/15/21	100,000	101,250
Greif Inc 7.750% due 08/01/19	100,000	113,500
Hanson Ltd (United Kingdom) 6.125% due 08/15/16	125,000	133,125
Headwaters Inc 7.250% due 01/15/19	100,000	104,500
Hecla Mining Co 6.875% due 05/01/21	100,000	88,500
Hexion US Finance Corp 6.625% due 04/15/20	148,000	145,780
8.875% due 02/01/18	85,000	75,863
9.000% due 11/15/20	100,000	72,500
HudBay Minerals Inc (Canada) 9.500% due 10/01/20	100,000	97,500
Huntsman International LLC 8.625% due 03/15/21	100,000	107,750
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	100,000	75,820

	Principal Amount	Value
Ineos Finance PLC (United Kingdom) 7.500% due 05/01/20 ~	$100,000	$105,375
8.375% due 02/15/19 ~	200,000	213,250
INEOS Group Holdings SA (Luxembourg) 5.875% due 02/15/19 ~	75,000	71,250
Koppers Inc 7.875% due 12/01/19	10,000	10,288
Lafarge SA (France) 6.500% due 07/15/16	100,000	107,000
7.125% due 07/15/36	100,000	116,500
Louisiana-Pacific Corp 7.500% due 06/01/20	100,000	105,750
Lundin Mining Corp (Canada) 7.500% due 11/01/20 ~	140,000	138,950
7.875% due 11/01/22 ~	100,000	100,250
Magnetation LLC 11.000% due 05/15/18 ~	85,000	59,288
Molycorp Inc 10.000% due 06/01/20	100,000	56,000
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	98,500
Novelis Inc (Canada) 8.375% due 12/15/17	150,000	155,812
8.750% due 12/15/20	200,000	213,000
Olin Corp 5.500% due 08/15/22	100,000	101,750
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	30,000	30,638
7.375% due 05/15/16	220,000	233,750
Packaging Dynamics Corp 8.750% due 02/01/16 ~	80,000	80,400
Pactiv LLC 7.950% due 12/15/25	100,000	101,000
8.125% due 06/15/17	200,000	217,500
Perstorp Holding AB (Sweden) 8.750% due 05/15/17 ~	200,000	197,000
Polymer Group Inc 7.750% due 02/01/19	90,000	93,713
PolyOne Corp 5.250% due 03/15/23	91,000	91,394
7.375% due 09/15/20	10,000	10,675
PQ Corp 8.750% due 05/01/18 ~	100,000	103,875
Rain CII Carbon LLC 8.250% due 01/15/21 ~	200,000	205,500
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	66,926
Rentech Nitrogen Partners LP 6.500% due 04/15/21 ~	100,000	89,500
Resolute Forest Products Inc 5.875% due 05/15/23	200,000	191,000
Rockwood Specialties Group Inc 4.625% due 10/15/20	98,000	101,553
Ryerson Inc 9.000% due 10/15/17	75,000	77,250
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	200,000	215,000
Sealed Air Corp 5.125% due 12/01/24 ~	150,000	151,875
5.250% due 04/01/23 ~	100,000	102,500
8.375% due 09/15/21 ~	100,000	112,250
Signode Industrial Group Lux SA 6.375% due 05/01/22 ~	125,000	122,500
Silgan Holdings Inc 5.000% due 04/01/20	100,000	102,000
Steel Dynamics Inc 5.125% due 10/01/21 ~	110,000	112,062
5.500% due 10/01/24 ~	135,000	138,712
7.625% due 03/15/20	150,000	157,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	$100,000	$105,250
Taminco Global Chemical Corp 9.750% due 03/31/20 ~	150,000	164,437
Tekni-Plex Inc 9.750% due 06/01/19 ~	62,000	67,580
Tembec Industries Inc (Canada) 9.000% due 12/15/19 ~	250,000	246,562
Thompson Creek Metals Co Inc (Canada) 7.375% due 06/01/18	100,000	82,500
9.750% due 12/01/17	100,000	104,500
TPC Group Inc 8.750% due 12/15/20 ~	140,000	136,850
Trinseo Materials Operating SCA (Luxembourg) 8.750% due 02/01/19	109,000	111,044
Tronox Finance LLC 6.375% due 08/15/20	155,000	156,162
United States Steel Corp 7.000% due 02/01/18	100,000	106,500
7.500% due 03/15/22	200,000	210,500
Verso Paper Holdings LLC 11.750% due 01/15/19	100,000	100,500
Vulcan Materials Co 7.500% due 06/15/21	180,000	210,600
Walter Energy Inc 8.500% due 04/15/21	100,000	20,000
9.500% due 10/15/19 ~	65,000	49,725
9.875% due 12/15/20	68,000	14,280
Wise Metals Group LLC 8.750% due 12/15/18 ~	68,000	71,740
Wise Metals Intermediate Holdings LLC 9.750% due 06/15/19 ~	100,000	106,625
WR Grace & Co 5.125% due 10/01/21 ~	110,000	113,025
5.625% due 10/01/24 ~	100,000	104,625

		15,702,504

Telecommunication Services - 8.5%

Avanti Communications Group PLC (United Kingdom) 10.000% due 10/01/19 ~	200,000	193,000
Avaya Inc 7.000% due 04/01/19 ~	50,000	49,000
10.500% due 03/01/21 ~	250,000	215,000
CenturyLink Inc 5.150% due 06/15/17	100,000	104,900
5.625% due 04/01/20	222,000	231,157
5.800% due 03/15/22	250,000	260,625
6.750% due 12/01/23	200,000	219,750
7.650% due 03/15/42	100,000	100,500
Cincinnati Bell Inc 8.375% due 10/15/20	100,000	105,500
8.750% due 03/15/18	48,000	49,392
Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	98,250
Frontier Communications Corp 6.250% due 09/15/21	40,000	40,300
6.875% due 01/15/25	30,000	30,075
7.125% due 01/15/23	200,000	204,500
8.250% due 04/15/17	100,000	111,750
8.500% due 04/15/20	200,000	224,000
9.000% due 08/15/31	100,000	105,473
9.250% due 07/01/21	300,000	347,625
GCI Inc 6.750% due 06/01/21	100,000	98,563
Hughes Satellite Systems Corp 6.500% due 06/15/19	105,000	113,138
7.625% due 06/15/21	95,000	104,975

	Principal Amount	Value
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	$190,000	$188,575
Intelsat Jackson Holdings SA (Luxembourg) 5.500% due 08/01/23	280,000	279,342
6.625% due 12/15/22	150,000	154,875
7.250% due 04/01/19	150,000	157,125
7.250% due 10/15/20	150,000	158,812
7.500% due 04/01/21	200,000	214,750
Intelsat Luxembourg SA (Luxembourg) 6.750% due 06/01/18	100,000	102,500
7.750% due 06/01/21	216,000	217,350
8.125% due 06/01/23	100,000	102,500
Level 3 Communications Inc 8.875% due 06/01/19	100,000	106,520
Level 3 Financing Inc 5.375% due 08/15/22 ~	185,000	186,387
6.125% due 01/15/21	150,000	156,000
8.125% due 07/01/19	100,000	106,750
8.625% due 07/15/20	200,000	216,750
Millicom International Cellular SA (Luxembourg) 6.625% due 10/15/21 ~	125,000	130,625
PAETEC Holding Corp 9.875% due 12/01/18	50,000	52,675
Qualitytech LP 5.875% due 08/01/22 ~	100,000	100,750
Qwest Capital Funding Inc 7.750% due 02/15/31	150,000	153,000
Sable International Finance Ltd (Cayman) 8.750% due 02/01/20 ~	100,000	109,000
SBA Communications Corp 4.875% due 07/15/22 ~	145,000	139,925
SBA Telecommunications Inc 5.750% due 07/15/20	133,000	136,032
SoftBank Corp (Japan) 4.500% due 04/15/20 ~	350,000	346,062
Sprint Capital Corp 6.875% due 11/15/28	150,000	132,750
6.900% due 05/01/19	150,000	153,750
8.750% due 03/15/32	200,000	194,500
Sprint Communications Inc 6.000% due 12/01/16	200,000	209,580
6.000% due 11/15/22	200,000	184,750
7.000% due 03/01/20 ~	100,000	108,500
7.000% due 08/15/20	250,000	251,250
8.375% due 08/15/17	200,000	216,500
9.000% due 11/15/18 ~	350,000	398,965
9.125% due 03/01/17	100,000	110,245
11.500% due 11/15/21	100,000	120,750
Sprint Corp 7.125% due 06/15/24	450,000	420,750
7.250% due 09/15/21	200,000	199,250
7.875% due 09/15/23	600,000	595,320
T-Mobile USA Inc 5.250% due 09/01/18	227,000	236,364
6.000% due 03/01/23	115,000	115,575
6.250% due 04/01/21	239,000	245,513
6.375% due 03/01/25	125,000	127,313
6.464% due 04/28/19	100,000	104,250
6.625% due 04/01/23	343,000	352,947
6.633% due 04/28/21	500,000	515,000
6.836% due 04/28/23	200,000	207,250
Telecom Italia Capital SA (Luxembourg) 6.000% due 09/30/34	250,000	251,250
7.175% due 06/18/19	150,000	172,312
7.200% due 07/18/36	250,000	270,000
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	250,000	254,062
Telesat Canada (Canada) 6.000% due 05/15/17 ~	133,000	135,727

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
United States Cellular Corp 6.700% due 12/15/33	$100,000	$98,723
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	200,000	210,500
UPCB Finance V Ltd (Cayman) 7.250% due 11/15/21 ~	150,000	164,812
Windstream Corp 6.375% due 08/01/23	100,000	92,910
7.500% due 04/01/23	100,000	100,000
7.750% due 10/01/21	100,000	102,500
7.875% due 11/01/17	100,000	108,625
8.125% due 09/01/18	200,000	207,700
Zayo Group LLC 8.125% due 01/01/20	21,000	22,339
10.125% due 07/01/20	65,000	73,486

		13,989,796

Utilities - 4.2%

AES Corp 4.875% due 05/15/23	102,000	101,745
5.500% due 03/15/24	100,000	101,980
7.375% due 07/01/21	100,000	113,500
8.000% due 10/15/17	21,000	23,625
8.000% due 06/01/20	150,000	172,125
9.750% due 04/15/16	45,000	49,275
AmeriGas Finance LLC 7.000% due 05/20/22	200,000	208,000
AmeriGas Partners LP 6.500% due 05/20/21	48,000	49,440
Atlantic Power Corp (Canada) 9.000% due 11/15/18	100,000	99,500
Calpine Corp 5.375% due 01/15/23	235,000	237,644
5.750% due 01/15/25	255,000	258,506
6.000% due 01/15/22 ~	147,000	157,290
Consolidated Energy Finance SA (Luxembourg) 6.750% due 10/15/19 ~	200,000	196,500
DPL Inc 7.250% due 10/15/21	100,000	102,500
Dynegy Finance I Inc 6.750% due 11/01/19 ~	200,000	203,750
7.375% due 11/01/22 ~	180,000	183,375
7.625% due 11/01/24 ~	160,000	163,400
Dynegy Inc 5.875% due 06/01/23	100,000	95,500
EDP Finance BV (Netherlands) 4.900% due 10/01/19 ~	250,000	260,830
5.250% due 01/14/21 ~	200,000	210,952
Enel SPA (Italy) 8.750% due 09/24/73 § ~	200,000	233,250
Ferrellgas LP 6.500% due 05/01/21	100,000	98,000
FirstEnergy Corp 2.750% due 03/15/18	100,000	100,858
4.250% due 03/15/23	100,000	103,359
7.375% due 11/15/31	150,000	182,023
FirstEnergy Transmission LLC 4.350% due 01/15/25 ~	90,000	92,513
5.450% due 07/15/44 ~	100,000	108,196
GenOn Energy Inc 7.875% due 06/15/17	250,000	250,000
9.500% due 10/15/18	145,000	145,000
9.875% due 10/15/20	100,000	99,000
Illinois Power Generating Co 7.000% due 04/15/18	100,000	89,000
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	47,750
IPALCO Enterprises Inc 5.000% due 05/01/18	100,000	106,000

	Principal Amount	Value
NGL Energy Partners LP 6.875% due 10/15/21 ~	$100,000	$99,000
NRG Energy Inc 6.250% due 07/15/22	100,000	102,750
6.250% due 05/01/24 ~	200,000	204,500
6.625% due 03/15/23	100,000	104,500
7.625% due 01/15/18	100,000	110,000
7.875% due 05/15/21	200,000	216,500
8.250% due 09/01/20	100,000	107,250
NRG Yield Operating LLC 5.375% due 08/15/24 ~	50,000	51,000
PPL Capital Funding Inc 6.700% due 03/30/67 §	100,000	99,801
PPL Energy Supply LLC 4.600% due 12/15/21	200,000	181,746
RJS Power Holdings LLC 5.125% due 07/15/19 ~	155,000	153,837
Suburban Propane Partners LP 5.500% due 06/01/24	50,000	48,375
7.375% due 08/01/21	73,000	76,833
Wind Acquisition Finance SA (Luxembourg) 4.750% due 07/15/20 ~	95,000	89,062
6.500% due 04/30/20 ~	200,000	205,250
7.375% due 04/23/21 ~	410,000	387,983

		6,882,773

Total Corporate Bonds & Notes (Cost $160,803,903)		157,611,377

	Shares

SHORT-TERM INVESTMENT - 2.8%

Money Market Fund - 2.8%

Federated Prime Obligations Fund	4,681,465	4,681,465

Total Short-Term Investment (Cost $4,681,465)		4,681,465

TOTAL INVESTMENTS - 98.4% (Cost $165,485,368)		162,292,842

OTHER ASSETS & LIABILITIES, NET - 1.6%		2,648,009

NET ASSETS - 100.0%		$164,940,851

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.1%
Energy	12.9%
Financials	12.2%
Industrials	11.2%
Materials	9.5%
Telecommunication Services	8.5%
Health Care	7.8%
Information Technology	4.6%
Consumer Staples	4.6%
Utilities	4.2%
Others (each less than 3.0%)	2.8%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	An investment with a value of $37,250 or less than 0.1% of the portfolio’s net assets was in default as of December 31, 2014.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$157,611,377	$-	$157,611,377	$-
	Short-Term Investment	4,681,465	4,681,465	-	-

	Total	$162,292,842	$4,681,465	$157,611,377	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-42

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 18.3%

Aaron’s Inc	365	$11,158
Abercrombie & Fitch Co ‘A’	348	9,967
Advance Auto Parts Inc	2,560	407,757
Amazon.com Inc *	13,180	4,090,413
AMC Networks Inc ‘A’ *	2,118	135,065
Aramark	1,376	42,862
AutoNation Inc *	2,481	149,877
AutoZone Inc *	1,145	708,881
Bed Bath & Beyond Inc *	2,798	213,124
Best Buy Co Inc	3,070	119,669
Big Lots Inc	574	22,971
BorgWarner Inc	8,022	440,809
Brinker International Inc	2,309	135,515
Cabela’s Inc *	193	10,173
Cablevision Systems Corp ‘A’	6,932	143,076
CarMax Inc *	5,330	354,871
Carter’s Inc	1,896	165,540
CBS Corp ‘B’	16,642	920,968
Charter Communications Inc ‘A’ *	2,784	463,870
Chico’s FAS Inc	2,369	38,401
Chipotle Mexican Grill Inc *	1,091	746,800
Choice Hotels International Inc	93	5,210
Cinemark Holdings Inc	4,082	145,238
Clear Channel Outdoor Holdings Inc ‘A’	648	6,862
Coach Inc	9,621	361,365
Comcast Corp ‘A’	83,148	4,823,415
CST Brands Inc	2,323	101,306
Deckers Outdoor Corp *	1,236	112,525
Dick’s Sporting Goods Inc	556	27,605
Dillard’s Inc ‘A’	596	74,607
DIRECTV *	16,410	1,422,747
Discovery Communications Inc ‘A’ *	8,055	277,495
Discovery Communications Inc ‘C’ *	8,055	271,615
DISH Network Corp ‘A’ *	5,485	399,802
Dollar General Corp *	8,277	585,184
Dollar Tree Inc *	7,257	510,748
Domino’s Pizza Inc	1,955	184,102
DR Horton Inc	1,016	25,695
Dunkin’ Brands Group Inc	3,737	159,383
Expedia Inc	3,550	303,028
Family Dollar Stores Inc	3,166	250,779
Foot Locker Inc	740	41,573
Fossil Group Inc *	1,638	181,392
GameStop Corp ‘A’	197	6,659
Gentex Corp	3,081	111,317
Genuine Parts Co	5,045	537,646
GNC Holdings Inc ‘A’	3,226	151,493
GoPro Inc ‘A’ *	454	28,702
Groupon Inc *	17,120	141,411
H&R Block Inc	9,623	324,103
Hanesbrands Inc	3,494	390,000
Harley-Davidson Inc	7,662	505,002
Harman International Industries Inc	2,390	255,037
Hasbro Inc	3,424	188,286
Hilton Worldwide Holdings Inc *	4,820	125,754
Hyatt Hotels Corp ‘A’ *	75	4,516
Jarden Corp *	2,025	96,957
Johnson Controls Inc	6,223	300,820
Kate Spade & Co *	4,488	143,661
Kohl’s Corp	381	23,256
L Brands Inc	3,045	263,545
Las Vegas Sands Corp	13,193	767,305
Lear Corp	2,286	224,211
Leggett & Platt Inc	2,461	104,863
Lennar Corp ‘A’	360	16,132
Liberty Interactive Corp ‘A’ *	8,612	253,365

	Shares	Value
Liberty TripAdvisor Holdings Inc ‘A’ *	2,517	$67,707
Liberty Ventures ‘A’ *	5,035	189,920
Lions Gate Entertainment Corp (Canada)	2,894	92,666
Live Nation Entertainment Inc *	2,534	66,163
LKQ Corp *	10,593	297,875
Lowe’s Cos Inc	35,741	2,458,981
Macy’s Inc	9,800	644,350
Marriott International Inc ‘A’	6,794	530,136
Mattel Inc	4,360	134,920
McDonald’s Corp	34,675	3,249,047
MGM Resorts International *	1,053	22,513
Michael Kors Holdings Ltd * (United Kingdom)	7,168	538,317
Morningstar Inc	673	43,550
Murphy USA Inc *	761	52,402
Netflix Inc *	2,103	718,406
Newell Rubbermaid Inc	5,759	219,360
NIKE Inc ‘B’	24,504	2,356,060
Nordstrom Inc	4,865	386,232
Norwegian Cruise Line Holdings Ltd * (Bermuda)	2,989	139,766
NVR Inc *	151	192,575
O’Reilly Automotive Inc *	3,722	716,932
Omnicom Group Inc	9,067	702,420
Panera Bread Co ‘A’ *	868	151,726
Penske Automotive Group Inc	629	30,865
PetSmart Inc	3,482	283,069
Polaris Industries Inc	2,312	349,667
PVH Corp	2,529	324,142
Ralph Lauren Corp	1,558	288,479
Regal Entertainment Group ‘A’	689	14,717
Restaurant Brands International Inc (NYSE) * (Canada)	7,333	286,280
Ross Stores Inc	7,453	702,520
Sally Beauty Holdings Inc *	4,262	131,014
Scripps Networks Interactive Inc ‘A’	3,708	279,101
Sears Holdings Corp *	691	22,789
SeaWorld Entertainment Inc	2,363	42,298
Service Corp International	5,901	133,953
ServiceMaster Global Holdings Inc *	944	25,271
Signet Jewelers Ltd (NYSE) (Bermuda)	1,934	254,456
Sirius XM Holdings Inc *	92,012	322,042
Six Flags Entertainment Corp	2,615	112,837
Starbucks Corp	26,410	2,166,941
Starwood Hotels & Resorts Worldwide Inc	2,860	231,860
Starz ‘A’ *	2,960	87,912
Target Corp	2,256	171,253
Tempur Sealy International Inc *	2,165	118,880
Tesla Motors Inc *	3,334	741,515
The Gap Inc	8,889	374,316
The Goodyear Tire & Rubber Co	9,662	276,043
The Home Depot Inc	47,978	5,036,251
The Interpublic Group of Cos Inc	14,867	308,788
The Michaels Cos Inc *	605	14,962
The Priceline Group Inc *	1,810	2,063,780
The TJX Cos Inc	24,569	1,684,942
The Walt Disney Co	50,913	4,795,495
Thor Industries Inc	1,659	92,688
Tiffany & Co	3,958	422,952
Time Warner Cable Inc	9,774	1,486,234
Tractor Supply Co	4,860	383,065
TripAdvisor Inc *	3,909	291,846
Tupperware Brands Corp	1,800	113,400
Twenty-First Century Fox Inc ‘A’	49,237	1,890,947
Ulta Salon Cosmetics & Fragrance Inc *	2,257	288,535
Under Armour Inc ‘A’ *	6,070	412,153
Urban Outfitters Inc *	2,640	92,743
VF Corp	12,104	906,590
Viacom Inc ‘B’	15,080	1,134,770
Whirlpool Corp	252	48,822

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-43

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Williams-Sonoma Inc	3,303	$249,971
Wyndham Worldwide Corp	4,467	383,090
Wynn Resorts Ltd	2,843	422,925
Yum! Brands Inc	15,485	1,128,082
zulily Inc ‘A’ *	439	10,273

		69,975,032

Consumer Staples - 10.3%

Altria Group Inc	65,925	3,248,125
Archer-Daniels-Midland Co	2,288	118,976
Avon Products Inc	6,059	56,894
Brown-Forman Corp ‘B’	5,398	474,160
Campbell Soup Co	4,058	178,552
Church & Dwight Co Inc	4,769	375,845
Coca-Cola Enterprises Inc	8,822	390,109
Colgate-Palmolive Co	28,710	1,986,445
Constellation Brands Inc ‘A’ *	5,246	515,000
Costco Wholesale Corp	14,537	2,060,620
Coty Inc ‘A’ *	1,951	40,308
CVS Health Corp	5,825	561,006
Dr Pepper Snapple Group Inc	6,890	493,875
Flowers Foods Inc	6,135	117,731
General Mills Inc	21,558	1,149,688
Herbalife Ltd (Cayman)	2,779	104,768
Hormel Foods Corp	4,696	244,662
Ingredion Inc	371	31,476
Kellogg Co	8,218	537,786
Keurig Green Mountain Inc	4,962	656,944
Kimberly-Clark Corp	10,959	1,266,203
Kraft Foods Group Inc	20,885	1,308,654
Lorillard Inc	12,720	800,597
McCormick & Co Inc	4,579	340,220
Mead Johnson Nutrition Co	7,091	712,929
Monster Beverage Corp *	5,023	544,242
Nu Skin Enterprises Inc ‘A’	2,015	88,055
PepsiCo Inc	53,185	5,029,174
Philip Morris International Inc	32,390	2,638,165
Pilgrim’s Pride Corp *	276	9,050
Reynolds American Inc	8,178	525,600
Rite Aid Corp *	23,224	174,644
Spectrum Brands Holdings Inc	730	69,846
Sprouts Farmers Market Inc *	3,497	118,828
Sysco Corp	7,692	305,295
The Clorox Co	3,740	389,745
The Coca-Cola Co	139,291	5,880,866
The Estee Lauder Cos Inc ‘A’	8,046	613,105
The Hain Celestial Group Inc *	3,224	187,927
The Hershey Co	5,246	545,217
The Kroger Co	17,877	1,147,882
The Procter & Gamble Co	5,412	492,979
The WhiteWave Foods Co *	6,102	213,509
Tyson Foods Inc ‘A’	665	26,660
Wal-Mart Stores Inc	5,702	489,688
Walgreens Boots Alliance Inc	25,177	1,918,487
Whole Foods Market Inc	5,611	282,907

		39,463,444

Energy - 4.4%

Anadarko Petroleum Corp	1,324	109,230
Antero Resources Corp *	1,812	73,531
Atwood Oceanics Inc *	465	13,192
Baker Hughes Inc	1,237	69,359
Cabot Oil & Gas Corp	14,642	433,550
Cameron International Corp *	4,579	228,721
Cheniere Energy Inc *	8,347	587,629
Chesapeake Energy Corp	4,140	81,020
Cimarex Energy Co	365	38,690
Cobalt International Energy Inc *	11,458	101,862
Concho Resources Inc *	3,955	394,511
Continental Resources Inc *	3,063	117,497

	Shares	Value
CVR Energy Inc	214	$8,284
Dresser-Rand Group Inc *	2,684	219,551
Dril-Quip Inc *	1,459	111,949
EOG Resources Inc	19,173	1,765,258
EQT Corp	4,824	365,177
FMC Technologies Inc *	8,252	386,524
Frank’s International NV (Netherlands)	146	2,428
Gulfport Energy Corp *	2,470	103,098
Halliburton Co	29,628	1,165,269
Helmerich & Payne Inc	2,307	155,538
HollyFrontier Corp	1,249	46,812
Kinder Morgan Inc	12,993	549,734
Kosmos Energy Ltd * (Bermuda)	3,717	31,186
Laredo Petroleum Inc *	2,358	24,405
Marathon Petroleum Corp	6,573	593,279
Memorial Resource Development Corp *	934	16,840
Nabors Industries Ltd (Bermuda)	978	12,694
National Oilwell Varco Inc	1,246	81,650
Noble Energy Inc	9,025	428,056
Oasis Petroleum Inc *	3,457	57,179
Oceaneering International Inc	3,790	222,890
ONEOK Inc	3,867	192,538
Patterson-UTI Energy Inc	2,524	41,873
PBF Energy Inc ‘A’	720	19,181
Phillips 66	8,140	583,638
Pioneer Natural Resources Co	5,019	747,078
QEP Resources Inc	760	15,367
Range Resources Corp	5,750	307,337
RPC Inc	2,134	27,827
Schlumberger Ltd (Netherlands)	45,625	3,896,831
Seadrill Ltd (NYSE) (Bermuda)	3,584	42,793
Seventy Seven Energy Inc *	287	1,553
SM Energy Co	2,419	93,325
Southwestern Energy Co *	12,389	338,096
Superior Energy Services Inc	353	7,113
Targa Resources Corp	1,339	142,001
Teekay Corp	728	37,048
Tesoro Corp	1,967	146,246
The Williams Cos Inc	26,207	1,177,743
Ultra Petroleum Corp * (Canada)	1,602	21,082
Unit Corp *	105	3,580
Valero Energy Corp	4,476	221,562
Whiting Petroleum Corp *	2,086	68,838
World Fuel Services Corp	528	24,779

		16,754,022

Financials - 5.2%

Affiliated Managers Group Inc *	1,940	411,746
Ally Financial Inc *	8,493	200,605
American Express Co	31,824	2,960,905
American Financial Group Inc	397	24,106
American Tower Corp REIT	13,884	1,372,433
Ameriprise Financial Inc	2,332	308,407
Aon PLC (United Kingdom)	7,994	758,071
Apartment Investment & Management Co ‘A’ REIT	2,961	110,001
Arthur J Gallagher & Co	5,210	245,287
Artisan Partners Asset Management Inc ‘A’	949	47,953
BlackRock Inc	1,708	610,712
Boston Properties Inc REIT	628	80,817
Brown & Brown Inc	232	7,635
CBOE Holdings Inc	3,022	191,655
CBRE Group Inc ‘A’ *	9,831	336,712
Columbia Property Trust Inc REIT	622	15,768
Crown Castle International Corp REIT	11,711	921,656
Eaton Vance Corp	4,232	173,216
Equity Lifestyle Properties Inc REIT	2,164	111,554
Erie Indemnity Co ‘A’	836	75,884
Extra Space Storage Inc REIT	4,069	238,606
Federal Realty Investment Trust REIT	1,568	209,265

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-44

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Federated Investors Inc ‘B’	2,361	$77,748
Franklin Resources Inc	11,373	629,723
Gaming & Leisure Properties Inc REIT	467	13,702
Health Care REIT Inc	6,077	459,847
Healthcare Trust of America Inc ‘A’ REIT	472	12,716
Intercontinental Exchange Inc	1,713	375,644
Invesco Ltd (Bermuda)	2,263	89,434
Iron Mountain Inc REIT	5,800	224,228
Jones Lang LaSalle Inc	411	61,621
Lamar Advertising Co ‘A’ REIT	2,714	145,579
Lazard Ltd ‘A’ (Bermuda)	4,336	216,930
Legg Mason Inc	1,396	74,505
Leucadia National Corp	2,090	46,858
LPL Financial Holdings Inc	3,107	138,417
Marsh & McLennan Cos Inc	12,997	743,948
McGraw Hill Financial Inc	9,550	849,759
Moody’s Corp	6,633	635,508
MSCI Inc	1,767	83,826
Nationstar Mortgage Holdings Inc *	645	18,183
NorthStar Asset Management Group Inc	1,306	29,476
NorthStar Realty Finance Corp REIT	1,631	28,673
Ocwen Financial Corp *	3,636	54,904
Omega Healthcare Investors Inc REIT	1,429	55,831
Outfront Media Inc REIT	579	15,540
Paramount Group Inc REIT *	270	5,019
Plum Creek Timber Co Inc REIT	3,038	129,996
Public Storage REIT	4,651	859,737
Rayonier Inc REIT	501	13,998
Realogy Holdings Corp *	2,275	101,215
Reinsurance Group of America Inc	663	58,092
Santander Consumer USA Holdings Inc	197	3,863
SEI Investments Co	4,380	175,375
Signature Bank *	1,637	206,197
Simon Property Group Inc REIT	8,130	1,480,554
SLM Corp	5,006	51,011
SVB Financial Group *	146	16,946
Synchrony Financial *	3,344	99,484
T Rowe Price Group Inc	9,218	791,457
Tanger Factory Outlet Centers Inc REIT	1,950	72,072
Taubman Centers Inc REIT	2,018	154,216
TD Ameritrade Holding Corp	8,254	295,328
The Charles Schwab Corp	6,518	196,778
The Howard Hughes Corp *	645	84,121
Ventas Inc REIT	4,376	313,759
Vornado Realty Trust REIT	1,486	174,917
Waddell & Reed Financial Inc ‘A’	3,018	150,357
Weyerhaeuser Co REIT	2,044	73,359

		20,003,445

Health Care - 13.8%

AbbVie Inc ‡	55,782	3,650,374
Actavis PLC * (Ireland)	8,909	2,293,266
Aetna Inc	3,736	331,869
Agilent Technologies Inc	1,641	67,183
Alexion Pharmaceuticals Inc *	6,939	1,283,923
Align Technology Inc *	2,879	160,965
Alkermes PLC * (Ireland)	4,341	254,209
Allergan Inc	10,439	2,219,227
Allscripts Healthcare Solutions Inc *	2,225	28,413
Alnylam Pharmaceuticals Inc *	1,977	191,769
AmerisourceBergen Corp	7,924	714,428
Amgen Inc	25,176	4,010,285
athenahealth Inc *	1,336	194,655
Baxter International Inc	19,036	1,395,148
Becton Dickinson and Co	6,778	943,227
Bio-Techne Corp	619	57,196
Biogen Idec Inc *	8,321	2,824,563
BioMarin Pharmaceutical Inc *	5,120	462,848
Boston Scientific Corp *	4,339	57,492
Bristol-Myers Squibb Co	20,756	1,225,227

	Shares	Value
Brookdale Senior Living Inc *	6,026	$220,973
Bruker Corp *	3,765	73,869
Cardinal Health Inc	944	76,209
Catamaran Corp (NASDAQ) * (Canada)	7,258	375,602
Celgene Corp *	28,094	3,142,595
Centene Corp *	2,024	210,192
Cerner Corp *	10,454	675,956
Charles River Laboratories International Inc *	795	50,594
Cigna Corp	719	73,992
Covance Inc *	1,824	189,404
CR Bard Inc	2,676	445,875
Cubist Pharmaceuticals Inc *	2,506	252,229
DaVita HealthCare Partners Inc *	2,173	164,583
DENTSPLY International Inc	1,509	80,384
Edwards Lifesciences Corp *	3,702	471,561
Endo International PLC * (Ireland)	5,343	385,337
Envision Healthcare Holdings Inc *	2,915	101,121
Express Scripts Holding Co *	22,340	1,891,528
Gilead Sciences Inc *	53,873	5,078,069
Halyard Health Inc *	1,333	60,612
HCA Holdings Inc *	1,060	77,793
Henry Schein Inc *	2,995	407,769
Hill-Rom Holdings Inc	126	5,748
Hologic Inc *	2,696	72,091
IDEXX Laboratories Inc *	1,698	251,763
Illumina Inc *	4,891	902,781
IMS Health Holdings Inc *	2,559	65,613
Incyte Corp *	5,075	371,033
Intercept Pharmaceuticals Inc *	426	66,456
Intuitive Surgical Inc *	1,168	617,802
Jazz Pharmaceuticals PLC * (Ireland)	2,084	341,213
Johnson & Johnson	15,583	1,629,514
Laboratory Corp of America Holdings *	1,196	129,048
Mallinckrodt PLC * (Ireland)	2,874	284,612
McKesson Corp	8,089	1,679,115
Medivation Inc *	2,685	267,453
MEDNAX Inc *	2,320	153,375
Merck & Co Inc	14,354	815,164
Mettler-Toledo International Inc *	1,025	310,022
Mylan Inc *	13,112	739,123
Myriad Genetics Inc *	2,243	76,397
Patterson Cos Inc	254	12,217
PerkinElmer Inc	711	31,092
Perrigo Co PLC (Ireland)	1,065	178,025
Pharmacyclics Inc *	2,136	261,147
Premier Inc ‘A’ *	1,076	36,078
Quintiles Transnational Holdings Inc *	921	54,219
Regeneron Pharmaceuticals Inc *	2,767	1,135,162
ResMed Inc	4,925	276,096
Salix Pharmaceuticals Ltd *	2,225	255,742
Seattle Genetics Inc *	3,595	115,507
Sirona Dental Systems Inc *	1,272	111,135
St Jude Medical Inc	6,423	417,688
Stryker Corp	7,030	663,140
Tenet Healthcare Corp *	3,443	174,457
The Cooper Cos Inc	1,245	201,802
Thermo Fisher Scientific Inc	5,641	706,761
United Therapeutics Corp *	1,683	217,932
Universal Health Services Inc ‘B’	671	74,655
Varian Medical Systems Inc *	3,648	315,589
Veeva Systems Inc ‘A’ *	1,257	33,197
Vertex Pharmaceuticals Inc *	8,287	984,496
VWR Corp *	400	10,348
Waters Corp *	2,975	335,342
Zimmer Holdings Inc	439	49,791
Zoetis Inc	17,578	756,381

		53,058,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-45

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Industrials - 11.9%

3M Co	22,953	$3,771,637
Acuity Brands Inc	1,516	212,346
Air Lease Corp	216	7,411
Alaska Air Group Inc	4,408	263,422
Allegion PLC (Ireland)	3,392	188,120
Allison Transmission Holdings Inc	4,768	161,635
AMERCO	140	39,796
American Airlines Group Inc	25,267	1,355,069
AMETEK Inc	8,607	452,986
AO Smith Corp	1,154	65,097
Armstrong World Industries Inc *	1,547	79,083
Avis Budget Group Inc *	3,699	245,355
B/E Aerospace Inc *	3,694	214,326
Caterpillar Inc	4,643	424,974
CH Robinson Worldwide Inc	5,208	390,027
Chicago Bridge & Iron Co NV (Netherlands)	3,473	145,797
Cintas Corp	2,825	221,593
Clean Harbors Inc *	1,529	73,468
Colfax Corp *	3,355	173,017
Copa Holdings SA ‘A’ (Panama)	941	97,525
Copart Inc *	3,982	145,303
Covanta Holding Corp	1,463	32,201
Crane Co	620	36,394
Cummins Inc	6,451	930,041
Danaher Corp	5,010	429,407
Deere & Co	2,809	248,512
Delta Air Lines Inc	1,517	74,621
Donaldson Co Inc	4,590	177,312
Dover Corp	4,312	309,257
Emerson Electric Co	18,391	1,135,276
Equifax Inc	2,293	185,435
Expeditors International of Washington Inc	6,926	308,969
Fastenal Co	10,413	495,242
FedEx Corp	4,458	774,176
Flowserve Corp	4,819	288,321
Fluor Corp	3,413	206,930
Fortune Brands Home & Security Inc	2,485	112,496
Genesee & Wyoming Inc ‘A’ *	821	73,824
Graco Inc	2,134	171,104
HD Supply Holdings Inc *	3,803	112,150
Hertz Global Holdings Inc *	15,709	391,782
Hexcel Corp *	3,458	143,472
Honeywell International Inc	27,473	2,745,102
Hubbell Inc ‘B’	334	35,681
Huntington Ingalls Industries Inc	1,465	164,754
IDEX Corp	2,612	203,318
IHS Inc ‘A’ *	2,388	271,945
Illinois Tool Works Inc	11,391	1,078,728
Ingersoll-Rand PLC (Ireland)	798	50,585
ITT Corp	686	27,756
JB Hunt Transport Services Inc	3,229	272,043
Kansas City Southern	2,989	364,748
KAR Auction Services Inc	1,936	67,082
Kirby Corp *	2,002	161,642
KLX Inc *	1,847	76,189
Landstar System Inc	1,601	116,121
Lennox International Inc	1,734	164,851
Lincoln Electric Holdings Inc	942	65,083
Lockheed Martin Corp	9,507	1,830,763
Masco Corp	12,512	315,302
MRC Global Inc *	1,616	24,482
MSC Industrial Direct Co Inc ‘A’	1,685	136,906
Navistar International Corp *	292	9,776
Nielsen NV (Netherlands)	7,387	330,421
Nordson Corp	2,263	176,424
Norfolk Southern Corp	2,304	252,541
NOW Inc *	302	7,770
Old Dominion Freight Line Inc *	2,213	171,817

	Shares	Value
PACCAR Inc	11,399	$775,246
Pall Corp	3,852	389,861
Parker-Hannifin Corp	2,786	359,255
Pentair PLC (Ireland)	444	29,491
Pitney Bowes Inc	3,165	77,131
Precision Castparts Corp	5,079	1,223,430
Quanta Services Inc *	1,774	50,364
Robert Half International Inc	4,825	281,684
Rockwell Automation Inc	4,858	540,210
Rockwell Collins Inc	4,194	354,309
Rollins Inc	2,178	72,092
Roper Industries Inc	1,586	247,971
RR Donnelley & Sons Co	657	11,041
Snap-on Inc	271	37,057
SolarCity Corp *	1,452	77,653
Southwest Airlines Co	21,603	914,239
Spirit Aerosystems Holdings Inc ‘A’ *	3,952	170,094
Spirit Airlines Inc *	2,553	192,956
Stanley Black & Decker Inc	603	57,936
Stericycle Inc *	2,972	389,570
The Boeing Co	25,582	3,325,148
The Dun & Bradstreet Corp	457	55,279
The Manitowoc Co Inc	4,618	102,058
The Middleby Corp *	2,010	199,191
The Timken Co	176	7,512
The Toro Co	2,004	127,875
TransDigm Group Inc	1,858	364,818
Trinity Industries Inc	4,219	118,174
Triumph Group Inc	407	27,359
Tyco International PLC (Ireland)	13,180	578,075
Union Pacific Corp	31,778	3,785,713
United Continental Holdings Inc *	13,104	876,527
United Parcel Service Inc ‘B’	24,832	2,760,573
United Rentals Inc *	3,413	348,160
United Technologies Corp	3,603	414,345
USG Corp *	3,183	89,092
Valmont Industries Inc	58	7,366
Verisk Analytics Inc ‘A’ *	5,839	373,988
Veritiv Corp *	42	2,179
WABCO Holdings Inc *	1,989	208,407
Wabtec Corp	3,385	294,123
Waste Connections Inc	2,681	117,937
Waste Management Inc	1,639	84,114
WW Grainger Inc	2,045	521,250
Xylem Inc	4,683	178,282

		45,705,874

Information Technology - 27.6%

3D Systems Corp *	3,904	128,324
Accenture PLC ‘A’ (Ireland)	22,192	1,981,968
Activision Blizzard Inc	11,475	231,221
Adobe Systems Inc * ‡	17,462	1,269,487
Advanced Micro Devices Inc *	21,109	56,361
Akamai Technologies Inc *	6,246	393,248
Alliance Data Systems Corp *	2,063	590,121
Altera Corp	4,138	152,858
Amphenol Corp ‘A’	11,027	593,363
Analog Devices Inc	5,027	279,099
ANSYS Inc *	737	60,434
Apple Inc	211,524	23,348,019
Applied Materials Inc	28,532	711,017
Arista Networks Inc *	157	9,539
ARRIS Group Inc *	4,469	134,919
Atmel Corp *	15,025	126,135
Autodesk Inc *	6,298	378,258
Automatic Data Processing Inc	16,913	1,410,037
Avago Technologies Ltd (Singapore)	8,765	881,671
Avnet Inc	980	42,160
Booz Allen Hamilton Holding Corp	2,401	63,699
Broadridge Financial Solutions Inc	4,235	195,572

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-46

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Cadence Design Systems Inc *	10,163	$192,792
CDK Global Inc	5,640	229,886
CDW Corp	3,115	109,555
Citrix Systems Inc *	5,204	332,015
Cognizant Technology Solutions Corp ‘A’ *	21,347	1,124,133
CommScope Holding Co Inc *	2,149	49,062
Computer Sciences Corp	293	18,474
Corning Inc	10,654	244,296
CoStar Group Inc *	1,134	208,236
Cree Inc *	2,284	73,590
Diebold Inc	2,208	76,485
DST Systems Inc	841	79,180
eBay Inc *	44,461	2,495,151
EchoStar Corp ‘A’ *	350	18,375
Electronic Arts Inc *	8,454	397,465
EMC Corp	7,113	211,541
Equinix Inc	1,866	423,078
F5 Networks Inc *	2,657	346,645
Facebook Inc ‘A’ *	69,267	5,404,211
FactSet Research Systems Inc	1,486	209,154
Fidelity National Information Services Inc	1,223	76,071
FireEye Inc *	2,384	75,287
Fiserv Inc *	8,744	620,562
FleetCor Technologies Inc *	2,910	432,746
FLIR Systems Inc	3,550	114,700
Fortinet Inc *	4,867	149,222
Freescale Semiconductor Ltd * (Bermuda)	3,323	83,839
Gartner Inc *	3,166	266,609
Genpact Ltd * (Bermuda)	585	11,074
Global Payments Inc	2,453	198,031
Google Inc ‘A’ *	9,847	5,225,409
Google Inc ‘C’ *	9,964	5,245,050
Harris Corp	755	54,224
HomeAway Inc *	3,114	92,735
IAC/InterActiveCorp	1,051	63,890
Informatica Corp *	3,514	134,006
Intel Corp	14,846	538,761
International Business Machines Corp	33,185	5,324,201
Intuit Inc	9,960	918,212
IPG Photonics Corp *	1,137	85,184
Jack Henry & Associates Inc	2,971	184,618
Juniper Networks Inc	3,514	78,432
Keysight Technologies Inc *	820	27,691
KLA-Tencor Corp	5,307	373,188
Lam Research Corp	1,536	121,866
Linear Technology Corp	8,301	378,526
LinkedIn Corp ‘A’ *	3,660	840,739
MasterCard Inc ‘A’	35,269	3,038,777
Maxim Integrated Products Inc	9,108	290,272
Microchip Technology Inc	7,028	317,033
Micron Technology Inc *	32,934	1,153,019
Microsoft Corp	187,489	8,708,864
Motorola Solutions Inc	1,633	109,542
National Instruments Corp	3,554	110,494
NCR Corp *	536	15,619
NetApp Inc	4,035	167,251
NetSuite Inc *	1,468	160,262
NVIDIA Corp	3,148	63,117
ON Semiconductor Corp *	7,740	78,406
Oracle Corp	115,224	5,181,623
Palo Alto Networks Inc *	1,922	235,580
Pandora Media Inc *	7,282	129,838
Paychex Inc	10,176	469,826
PTC Inc *	4,184	153,344
QUALCOMM Inc	59,213	4,401,302
Rackspace Hosting Inc *	4,118	192,764
Red Hat Inc *	6,644	459,366
Riverbed Technology Inc *	5,730	116,949
Sabre Corp	1,502	30,446
salesforce.com Inc *	21,541	1,277,597

	Shares	Value
SanDisk Corp	3,770	$369,385
ServiceNow Inc *	5,055	342,982
Skyworks Solutions Inc	6,652	483,667
SolarWinds Inc *	2,342	116,702
Solera Holdings Inc	2,448	125,289
Splunk Inc *	4,149	244,584
Stratasys Ltd * (Israel)	1,011	84,024
SunEdison Inc *	2,939	57,340
SunPower Corp *	137	3,539
Tableau Software Inc ‘A’ *	1,364	115,613
Teradata Corp *	4,367	190,751
Teradyne Inc	709	14,031
Texas Instruments Inc	37,866	2,024,506
The Western Union Co	18,911	338,696
Total System Services Inc	4,580	155,537
Trimble Navigation Ltd *	9,155	242,974
Twitter Inc *	17,909	642,396
Vantiv Inc ‘A’ *	4,406	149,452
VeriFone Systems Inc *	3,953	147,052
VeriSign Inc *	3,960	225,720
Visa Inc ‘A’	17,591	4,612,360
VMware Inc ‘A’ *	3,075	253,749
Workday Inc ‘A’ *	3,287	268,252
Xilinx Inc	9,414	407,532
Yelp Inc *	1,828	100,046
Zebra Technologies Corp ‘A’ *	1,794	138,874
Zillow Inc ‘A’ *	1,107	117,220

		105,829,271

Materials - 3.9%

Airgas Inc	2,607	300,274
Albemarle Corp	1,110	66,744
AptarGroup Inc	494	33,019
Avery Dennison Corp	1,149	59,610
Axalta Coating Systems Ltd * (Bermuda)	944	24,563
Ball Corp	4,892	333,488
Cabot Corp	139	6,097
Carpenter Technology Corp	107	5,270
Celanese Corp ‘A’	446	26,742
Compass Minerals International Inc	1,207	104,804
Crown Holdings Inc *	4,864	247,578
Cytec Industries Inc	286	13,205
Eagle Materials Inc	1,773	134,801
Eastman Chemical Co	4,797	363,900
Ecolab Inc	9,352	977,471
EI du Pont de Nemours & Co	30,413	2,248,737
FMC Corp	4,673	266,501
Huntsman Corp	5,036	114,720
International Flavors & Fragrances Inc	2,853	289,180
International Paper Co	2,390	128,056
LyondellBasell Industries NV ‘A’ (Netherlands)	14,688	1,166,080
Martin Marietta Materials Inc	2,168	239,174
Monsanto Co	16,995	2,030,393
NewMarket Corp	322	129,937
Owens-Illinois Inc *	3,390	91,496
Packaging Corp of America	3,450	269,272
Platform Specialty Products Corp *	3,147	73,073
PPG Industries Inc	4,851	1,121,309
Praxair Inc	10,277	1,331,488
Rayonier Advanced Materials Inc	167	3,724
Rockwood Holdings Inc	154	12,135
RPM International Inc	4,335	219,828
Sealed Air Corp	7,577	321,492
Sigma-Aldrich Corp	1,918	263,284
Silgan Holdings Inc	1,500	80,400
Southern Copper Corp	5,150	145,230
Tahoe Resources Inc (NYSE) (Canada)	455	6,311
The Dow Chemical Co	6,760	308,324
The Scotts Miracle-Gro Co ‘A’	1,614	100,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-47

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
The Sherwin-Williams Co	3,021	$794,644
The Valspar Corp	2,969	256,759
TimkenSteel Corp	88	3,259
Westlake Chemical Corp	1,198	73,186
WR Grace & Co *	2,308	220,160

		15,006,302

Telecommunication Services - 2.1%

CenturyLink Inc	1,211	47,931
Level 3 Communications Inc *	9,708	479,381
SBA Communications Corp ‘A’ *	4,519	500,524
Verizon Communications Inc	145,275	6,795,965
Windstream Holdings Inc	19,798	163,136
Zayo Group Holdings Inc *	179	5,472

		7,992,409

Utilities - 0.1%

Calpine Corp *	2,088	46,207
Dominion Resources Inc	1,213	93,280
ITC Holdings Corp	5,223	211,166

		350,653

Total Common Stocks (Cost $273,427,562)		374,139,288

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 1000 Growth	2,389	228,413

Total Exchange-Traded Fund (Cost $160,689)		228,413

	Principal Amount

SHORT-TERM INVESTMENT - 2.3%

Repurchase Agreement - 2.3%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $8,768,607; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $8,944,500)	$8,768,607	8,768,607

Total Short-Term Investment (Cost $8,768,607)		8,768,607

TOTAL INVESTMENTS - 100.0% (Cost $282,356,858)		383,136,308

OTHER ASSETS & LIABILITIES, NET - 0.0%		189,045

NET ASSETS - 100.0%		$383,325,353

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	27.6%
Consumer Discretionary	18.3%
Health Care	13.8%
Industrials	11.9%
Consumer Staples	10.3%
Financials	5.2%
Energy	4.4%
Materials	3.9%
Others (each less than 3.0%)	4.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2014, investments with total aggregate value of $1,282,147 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini (03/15)	32	($34,165)
S&P 500 E-Mini (03/15)	61	53,632

Total Futures Contracts		$19,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-48

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$374,139,288	$374,139,288	$-	$-
	Exchange-Traded Fund	228,413	228,413	-	-
	Short-Term Investment	8,768,607	-	8,768,607	-
	Derivatives:
	Equity Contracts
	Futures	53,632	53,632	-	-

	Total Assets	383,189,940	374,421,333	8,768,607	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(34,165)	(34,165)	-	-

	Total Liabilities	(34,165)	(34,165)	-	-

	Total	$383,155,775	$374,387,168	$8,768,607	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-49

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Consumer Discretionary - 0.0%

Liberty Broadband Corp Exp 01/09/15 *	612	$5,814

Total Rights (Cost $0)		5,814

COMMON STOCKS - 93.8%

Consumer Discretionary - 6.2%

Aaron’s Inc	2,283	69,791
Abercrombie & Fitch Co ‘A’	2,683	76,841
Apollo Education Group Inc *	4,175	142,409
Aramark	123	3,831
Ascena Retail Group Inc *	5,606	70,411
Bed Bath & Beyond Inc *	4,584	349,163
Best Buy Co Inc	8,659	337,528
Big Lots Inc	1,611	64,472
Cabela’s Inc *	1,904	100,360
CarMax Inc *	2,951	196,478
Carnival Corp (Panama)	18,217	825,777
CBS Corp ‘B’	2,104	116,435
Chico’s FAS Inc	3,704	60,042
Choice Hotels International Inc	1,399	78,372
Clear Channel Outdoor Holdings Inc ‘A’	919	9,732
Comcast Corp ‘A’	9,429	546,976
CST Brands Inc	497	21,674
Darden Restaurants Inc	5,690	333,605
DeVry Education Group Inc	2,735	129,830
Dick’s Sporting Goods Inc	3,437	170,647
Dillard’s Inc ‘A’	332	41,560
DISH Network Corp ‘A’ *	2,451	178,653
Dollar General Corp *	3,187	225,321
DR Horton Inc	12,582	318,199
DreamWorks Animation SKG Inc ‘A’ *	3,225	72,014
DSW Inc ‘A’	3,236	120,703
Family Dollar Stores Inc	242	19,169
Foot Locker Inc	5,362	301,237
Ford Motor Co	166,541	2,581,386
GameStop Corp ‘A’	4,411	149,092
Gannett Co Inc	9,753	311,413
Garmin Ltd (Switzerland)	5,237	276,671
General Motors Co	68,775	2,400,935
Gentex Corp	2,586	93,432
Genuine Parts Co	412	43,907
GoPro Inc ‘A’ *	308	19,472
Graham Holdings Co ‘B’	150	129,557
Hasbro Inc	790	43,442
Hyatt Hotels Corp ‘A’ *	1,688	101,634
International Game Technology	10,629	183,350
Jarden Corp *	5,778	276,651
JC Penney Co Inc *	13,097	84,869
John Wiley & Sons Inc ‘A’	1,900	112,556
Johnson Controls Inc	20,878	1,009,243
Kohl’s Corp	8,438	515,056
L Brands Inc	6,695	579,452
Lear Corp	698	68,460
Leggett & Platt Inc	3,022	128,767
Lennar Corp ‘A’	7,185	321,960
Liberty Broadband Corp ‘A’ *	1,020	51,092
Liberty Broadband Corp ‘C’ *	2,040	101,633
Liberty Interactive Corp ‘A’ *	10,554	310,499
Liberty Media Corp ‘A’ *	4,083	144,007
Liberty Media Corp ‘C’ *	8,160	285,845
Live Nation Entertainment Inc *	3,067	80,079
Macy’s Inc	3,549	233,347

	Shares	Value
Marriott International Inc ‘A’	1,203	$93,870
Mattel Inc	9,308	288,036
MGM Resorts International *	14,673	313,709
Mohawk Industries Inc *	2,626	407,975
Murphy USA Inc *	1,080	74,369
Newell Rubbermaid Inc	4,847	184,622
News Corp ‘A’ *	21,386	335,546
Norwegian Cruise Line Holdings Ltd * (Bermuda)	309	14,449
Penske Automotive Group Inc	1,024	50,248
PulteGroup Inc	16,284	349,455
PVH Corp	441	56,523
Ralph Lauren Corp	631	116,836
Regal Entertainment Group ‘A’	2,663	56,882
Royal Caribbean Cruises Ltd (Liberia)	7,113	586,325
Sally Beauty Holdings Inc *	1,811	55,670
Sears Holdings Corp *	221	7,289
Service Corp International	2,049	46,512
ServiceMaster Global Holdings Inc *	585	15,660
Signet Jewelers Ltd (NYSE) (Bermuda)	1,086	142,885
Staples Inc	27,693	501,797
Starwood Hotels & Resorts Worldwide Inc	4,220	342,115
Starz ‘A’ *	521	15,474
Target Corp	24,432	1,854,633
Taylor Morrison Home Corp ‘A’ *	1,370	25,879
The Madison Square Garden Co ‘A’ *	2,658	200,041
The Michaels Cos Inc *	432	10,683
The Walt Disney Co	12,032	1,133,294
The Wendy’s Co	11,847	106,978
Thomson Reuters Corp (NYSE) (Canada)	15,225	614,177
Time Warner Inc	37,829	3,231,353
Toll Brothers Inc *	7,643	261,926
TRW Automotive Holdings Corp *	4,742	487,715
Twenty-First Century Fox Inc ‘A’	21,472	824,632
Urban Outfitters Inc *	1,285	45,142
Visteon Corp *	1,886	201,538
Whirlpool Corp	3,023	585,676

		29,258,951

Consumer Staples - 6.9%

Altria Group Inc	4,615	227,381
Archer-Daniels-Midland Co	25,316	1,316,432
Avon Products Inc	11,070	103,947
Bunge Ltd (Bermuda)	6,306	573,279
Campbell Soup Co	2,507	110,308
Colgate-Palmolive Co	4,173	288,730
ConAgra Foods Inc	18,050	654,854
Constellation Brands Inc ‘A’ *	474	46,533
Costco Wholesale Corp	1,098	155,642
Coty Inc ‘A’ *	586	12,107
CVS Health Corp	43,023	4,143,545
Energizer Holdings Inc	2,652	340,941
Ingredion Inc	2,725	231,189
Kellogg Co	975	63,804
Kimberly-Clark Corp	2,771	320,161
Molson Coors Brewing Co ‘B’	5,815	433,334
Mondelez International Inc ‘A’	72,538	2,634,943
Philip Morris International Inc	27,858	2,269,034
Pilgrim’s Pride Corp *	2,369	77,680
Pinnacle Foods Inc	2,347	82,849
Reynolds American Inc	3,255	209,199
Rite Aid Corp *	13,915	104,641
Safeway Inc	9,903	347,793
Sysco Corp	15,655	621,347
The Clorox Co	948	98,791
The Hain Celestial Group Inc *	376	21,917
The JM Smucker Co	4,437	448,048
The Procter & Gamble Co	109,432	9,968,161
Tyson Foods Inc ‘A’	11,627	466,126
Wal-Mart Stores Inc	61,357	5,269,339

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-50

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Walgreens Boots Alliance Inc	10,146	$773,125
Whole Foods Market Inc	8,889	448,183

		32,863,363

Energy - 10.6%

Anadarko Petroleum Corp	20,078	1,656,435
Apache Corp	16,540	1,036,562
Atwood Oceanics Inc *	2,166	61,449
Baker Hughes Inc	17,145	961,320
California Resources Corp *	13,504	74,407
Cameron International Corp *	3,171	158,391
Chesapeake Energy Corp	17,436	341,223
Chevron Corp	81,639	9,158,263
Cimarex Energy Co	3,289	348,634
Cobalt International Energy Inc *	1,407	12,508
ConocoPhillips	52,651	3,636,078
CONSOL Energy Inc	9,886	334,246
CVR Energy Inc	405	15,678
Denbury Resources Inc	15,127	122,983
Devon Energy Corp	17,492	1,070,685
Diamond Offshore Drilling Inc	2,885	105,908
Energen Corp	3,131	199,633
EP Energy Corp ‘A’ *	1,389	14,501
EQT Corp	616	46,631
Exxon Mobil Corp	184,166	17,026,147
Frank’s International NV (Netherlands)	1,258	20,921
Golar LNG Ltd (NOTC) (Bermuda)	2,184	79,650
Gulfport Energy Corp *	706	29,468
Helmerich & Payne Inc	1,344	90,612
Hess Corp	11,912	879,344
HollyFrontier Corp	6,980	261,610
Kinder Morgan Inc	42,170	1,784,213
Laredo Petroleum Inc *	376	3,892
Marathon Oil Corp	28,977	819,759
Marathon Petroleum Corp	2,758	248,937
Memorial Resource Development Corp *	985	17,760
Murphy Oil Corp	7,715	389,762
Nabors Industries Ltd (Bermuda)	11,526	149,607
National Oilwell Varco Inc	16,835	1,103,198
Newfield Exploration Co *	5,864	159,032
Noble Energy Inc	4,452	211,158
Occidental Petroleum Corp	33,691	2,715,832
Oil States International Inc *	2,021	98,827
ONEOK Inc	4,202	209,218
Patterson-UTI Energy Inc	3,044	50,500
PBF Energy Inc ‘A’	2,046	54,505
Peabody Energy Corp	11,675	90,364
Phillips 66	14,317	1,026,529
QEP Resources Inc	6,762	136,728
Rowan Cos PLC ‘A’ (United Kingdom)	5,353	124,832
SandRidge Energy Inc *	21,293	38,753
Seadrill Ltd (NYSE) (Bermuda)	10,676	127,471
Seventy Seven Energy Inc *	1,269	6,865
Spectra Energy Corp	28,762	1,044,061
Superior Energy Services Inc	6,279	126,522
Teekay Corp	1,062	54,045
Tesoro Corp	3,172	235,838
Tidewater Inc	2,142	69,422
Ultra Petroleum Corp * (Canada)	4,623	60,839
Unit Corp *	1,998	68,132
Valero Energy Corp	17,411	861,844
Whiting Petroleum Corp *	4,588	151,404
World Fuel Services Corp	2,415	113,336
WPX Energy Inc *	8,697	101,146

		50,197,618

Financials - 28.0%

ACE Ltd (Switzerland)	14,483	1,663,807
Aflac Inc	19,476	1,189,789
Alexandria Real Estate Equities Inc REIT	3,082	273,497

	Shares	Value
Alleghany Corp *	708	$328,158
Allied World Assurance Co Holdings AG (Switzerland)	4,242	160,857
Ally Financial Inc *	1,201	28,368
American Campus Communities Inc REIT	4,515	186,740
American Capital Agency Corp REIT	15,170	331,161
American Financial Group Inc	2,605	158,176
American Homes 4 Rent ‘A’ REIT	6,439	109,656
American International Group Inc	62,040	3,474,860
American National Insurance Co	317	36,220
American Realty Capital Properties Inc REIT	39,036	353,276
Ameriprise Financial Inc	5,288	699,338
Annaly Capital Management Inc REIT	40,555	438,400
Aon PLC (United Kingdom)	2,961	280,792
Apartment Investment & Management Co ‘A’ REIT	2,732	101,494
Arch Capital Group Ltd * (Bermuda)	5,767	340,830
Arthur J Gallagher & Co	386	18,173
Aspen Insurance Holdings Ltd (Bermuda)	2,818	123,344
Associated Banc-Corp	6,866	127,914
Assurant Inc	3,082	210,901
Assured Guaranty Ltd (Bermuda)	7,255	188,557
AvalonBay Communities Inc REIT	5,558	908,122
Axis Capital Holdings Ltd (Bermuda)	4,383	223,927
Bank of America Corp	450,966	8,067,782
Bank of Hawaii Corp	1,914	113,519
BankUnited Inc	4,376	126,773
BB&T Corp	30,812	1,198,279
Berkshire Hathaway Inc ‘B’ *	78,490	11,785,274
BioMed Realty Trust Inc REIT	8,284	178,437
BlackRock Inc	3,379	1,208,195
BOK Financial Corp	1,173	70,427
Boston Properties Inc REIT	5,773	742,927
Brandywine Realty Trust REIT	7,706	123,142
Brixmor Property Group Inc REIT	2,311	57,405
Brown & Brown Inc	4,891	160,963
Camden Property Trust REIT	3,680	271,731
Capital One Financial Corp	24,513	2,023,548
CBL & Associates Properties Inc REIT	7,172	139,280
Chimera Investment Corp REIT	44,233	140,661
Cincinnati Financial Corp	6,992	362,395
CIT Group Inc	7,846	375,274
Citigroup Inc	130,276	7,049,234
Citizens Financial Group Inc	6,912	171,832
City National Corp	2,049	165,580
CME Group Inc ‘A’	13,673	1,212,111
CNA Financial Corp	1,152	44,594
Columbia Property Trust Inc REIT	4,575	115,976
Comerica Inc	7,812	365,914
Commerce Bancshares Inc	3,677	159,913
Corporate Office Properties Trust REIT	4,005	113,622
Corrections Corp of America REIT	5,008	181,991
Cullen/Frost Bankers Inc	2,279	160,989
DDR Corp REIT	12,965	238,037
Digital Realty Trust Inc REIT	5,788	383,744
Discover Financial Services	19,996	1,309,538
Douglas Emmett Inc REIT	6,183	175,597
Duke Realty Corp REIT	14,172	286,274
E*TRADE Financial Corp *	12,410	301,005
East West Bancorp Inc	6,169	238,802
Endurance Specialty Holdings Ltd (Bermuda)	1,924	115,132
Equity Commonwealth REIT	5,547	142,391
Equity Lifestyle Properties Inc REIT	1,001	51,602
Equity Residential REIT	15,490	1,112,802
Essex Property Trust Inc REIT	2,678	553,275
Everest Re Group Ltd (Bermuda)	1,983	337,705
Federal Realty Investment Trust REIT	973	129,857
Federated Investors Inc ‘B’	1,090	35,894
Fifth Third Bancorp	36,455	742,771

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-51

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
First Horizon National Corp	10,188	$138,353
First Niagara Financial Group Inc	15,304	129,013
First Republic Bank	5,919	308,498
FNF Group	11,848	408,164
FNFV Group *	3,983	62,692
Forest City Enterprises Inc ‘A’ *	7,079	150,783
Franklin Resources Inc	3,125	173,031
Fulton Financial Corp	8,143	100,647
Gaming & Leisure Properties Inc REIT	3,027	88,812
General Growth Properties Inc REIT	24,299	683,531
Genworth Financial Inc ‘A’ *	21,325	181,263
HCC Insurance Holdings Inc	4,298	230,029
HCP Inc REIT	19,649	865,145
Health Care REIT Inc	6,563	496,622
Healthcare Trust of America Inc ‘A’ REIT	4,497	121,149
Home Properties Inc REIT	2,459	161,310
Hospitality Properties Trust REIT	6,434	199,454
Host Hotels & Resorts Inc REIT	32,451	771,360
Hudson City Bancorp Inc	22,746	230,190
Huntington Bancshares Inc	35,595	374,459
Interactive Brokers Group Inc ‘A’	2,329	67,914
Intercontinental Exchange Inc	2,842	623,222
Invesco Ltd (Bermuda)	15,701	620,504
Iron Mountain Inc REIT	878	33,943
Jones Lang LaSalle Inc	1,406	210,802
JPMorgan Chase & Co	162,308	10,157,235
KeyCorp	37,821	525,712
Kilroy Realty Corp REIT	3,537	244,301
Kimco Realty Corp REIT	17,639	443,444
Legg Mason Inc	2,718	145,060
Leucadia National Corp	13,250	297,065
Liberty Property Trust REIT	6,354	239,101
Lincoln National Corp	11,300	651,671
Loews Corp	13,948	586,095
M&T Bank Corp	5,635	707,869
Markel Corp *	598	408,338
Marsh & McLennan Cos Inc	7,668	438,916
MBIA Inc *	6,110	58,289
Mercury General Corp	391	22,158
MetLife Inc	40,125	2,170,361
MFA Financial Inc REIT	15,786	126,130
Mid-America Apartment Communities Inc REIT	3,227	240,992
Morgan Stanley	65,776	2,552,109
MSCI Inc	2,799	132,785
National Retail Properties Inc REIT	5,661	222,874
Nationstar Mortgage Holdings Inc *	71	2,001
Navient Corp	18,084	390,795
New York Community Bancorp Inc	19,037	304,592
Northern Trust Corp	10,134	683,032
NorthStar Asset Management Group Inc	6,214	140,250
NorthStar Realty Finance Corp REIT	7,310	128,510
Old Republic International Corp	11,213	164,046
Omega Healthcare Investors Inc REIT	3,647	142,488
Outfront Media Inc REIT	5,351	143,621
PacWest Bancorp	4,029	183,158
Paramount Group Inc REIT *	6,141	114,161
PartnerRe Ltd (Bermuda)	2,173	248,004
People’s United Financial Inc	13,345	202,577
Piedmont Office Realty Trust Inc ‘A’ REIT	6,642	125,135
Plum Creek Timber Co Inc REIT	3,948	168,935
Popular Inc *	4,455	151,693
Post Properties Inc REIT	2,340	137,522
Principal Financial Group Inc	12,607	654,808
ProAssurance Corp	2,557	115,449
Prologis Inc REIT	21,429	922,090
Protective Life Corp	3,392	236,253
Prudential Financial Inc	19,728	1,784,595
Public Storage REIT	477	88,173
Raymond James Financial Inc	5,370	307,647

	Shares	Value
Rayonier Inc REIT	4,795	$133,972
Realogy Holdings Corp *	3,567	158,696
Realty Income Corp REIT	9,478	452,195
Regency Centers Corp REIT	3,972	253,334
Regions Financial Corp	59,079	623,874
Reinsurance Group of America Inc	2,146	188,033
RenaissanceRe Holdings Ltd (Bermuda)	1,745	169,649
Retail Properties of America Inc ‘A’ REIT	10,182	169,938
Santander Consumer USA Holdings Inc	3,522	69,066
SEI Investments Co	350	14,014
Senior Housing Properties Trust REIT	8,765	193,794
Signature Bank *	160	20,154
Simon Property Group Inc REIT	3,380	615,532
SL Green Realty Corp REIT	4,093	487,149
SLM Corp	12,020	122,484
Spirit Realty Capital Inc REIT	17,157	203,997
StanCorp Financial Group Inc	1,883	131,546
Starwood Property Trust Inc REIT	9,524	221,338
State Street Corp	18,459	1,449,032
SunTrust Banks Inc	22,850	957,415
SVB Financial Group *	1,980	229,819
Synchrony Financial *	1,529	45,488
Synovus Financial Corp	5,983	162,079
Tanger Factory Outlet Centers Inc REIT	1,473	54,442
Taubman Centers Inc REIT	172	13,144
TCF Financial Corp	7,177	114,043
TD Ameritrade Holding Corp	1,452	51,953
TFS Financial Corp	3,261	48,540
The Allstate Corp	18,612	1,307,493
The Bank of New York Mellon Corp	48,905	1,984,076
The Charles Schwab Corp	40,254	1,215,268
The Chubb Corp	10,485	1,084,883
The Goldman Sachs Group Inc	19,178	3,717,272
The Hanover Insurance Group Inc	1,897	135,294
The Hartford Financial Services Group Inc	19,279	803,742
The Howard Hughes Corp *	894	116,595
The Macerich Co REIT	6,776	565,186
The NASDAQ OMX Group Inc	5,026	241,047
The PNC Financial Services Group Inc	22,906	2,089,714
The Progressive Corp	25,371	684,763
The Travelers Cos Inc	14,902	1,577,377
Torchmark Corp	5,665	306,873
Two Harbors Investment Corp REIT	15,754	157,855
UDR Inc REIT	10,813	333,257
Unum Group	11,068	386,052
US Bancorp	73,669	3,311,422
Validus Holdings Ltd (Bermuda)	3,908	162,416
Ventas Inc REIT	6,133	439,736
Vornado Realty Trust REIT	6,226	732,862
Voya Financial Inc	5,858	248,262
Washington Prime Group Inc REIT	6,688	115,167
Weingarten Realty Investors REIT	5,257	183,574
Wells Fargo & Co	204,804	11,227,355
Weyerhaeuser Co REIT	20,186	724,476
White Mountains Insurance Group Ltd (Bermuda)	265	166,979
WP Carey Inc REIT	4,273	299,537
WR Berkley Corp	4,317	221,289
XL Group PLC (Ireland)	11,616	399,242
Zions Bancorp	8,722	248,664

		132,881,929

Health Care - 12.8%

Abbott Laboratories	64,411	2,899,783
Aetna Inc	10,760	955,811
Agilent Technologies Inc	12,216	500,123
Alere Inc *	3,556	135,128
Alkermes PLC * (Ireland)	901	52,762
Allscripts Healthcare Solutions Inc *	4,853	61,973
Alnylam Pharmaceuticals Inc *	431	41,807

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-52

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Amgen Inc	1,693	$269,678
Anthem Inc	11,994	1,507,286
Bio-Rad Laboratories Inc ‘A’ *	894	107,781
Bio-Techne Corp	820	75,768
Boston Scientific Corp *	51,301	679,738
Bristol-Myers Squibb Co	45,697	2,697,494
Cardinal Health Inc	13,408	1,082,428
CareFusion Corp *	8,879	526,880
Charles River Laboratories International Inc *	1,100	70,004
Cigna Corp	10,623	1,093,213
Community Health Systems Inc *	4,958	267,335
Covance Inc *	240	24,922
Covidien PLC (Ireland)	19,336	1,977,686
Cubist Pharmaceuticals Inc *	166	16,708
DaVita HealthCare Partners Inc *	4,963	375,898
DENTSPLY International Inc	4,203	223,894
Eli Lilly & Co	42,191	2,910,757
Express Scripts Holding Co *	4,218	357,138
Halyard Health Inc *	346	15,733
HCA Holdings Inc *	12,670	929,851
Health Net Inc *	3,452	184,785
Hill-Rom Holdings Inc	2,300	104,926
Hologic Inc *	6,990	186,913
Hospira Inc *	7,152	438,060
Humana Inc	6,638	953,416
Intuitive Surgical Inc *	112	59,241
Johnson & Johnson	102,279	10,695,315
Laboratory Corp of America Holdings *	2,203	237,704
LifePoint Hospitals Inc *	1,915	137,708
Mallinckrodt PLC * (Ireland)	1,345	133,195
MEDNAX Inc *	1,490	98,504
Medtronic Inc	42,843	3,093,264
Merck & Co Inc	107,781	6,120,883
Myriad Genetics Inc *	423	14,407
Omnicare Inc	4,259	310,609
Patterson Cos Inc	3,369	162,049
PerkinElmer Inc	3,951	172,777
Perrigo Co PLC (Ireland)	4,674	781,306
Pfizer Inc	273,553	8,521,176
QIAGEN NV (XNGS) * (Netherlands)	10,044	235,632
Quest Diagnostics Inc	6,181	414,498
Quintiles Transnational Holdings Inc *	1,217	71,645
Sirona Dental Systems Inc *	954	83,351
St Jude Medical Inc	4,352	283,010
Stryker Corp	5,816	548,623
Teleflex Inc	1,780	204,380
The Cooper Cos Inc	534	86,556
Thermo Fisher Scientific Inc	10,214	1,279,712
UnitedHealth Group Inc	42,022	4,248,004
Universal Health Services Inc ‘B’	2,977	331,221
VCA Inc *	3,801	185,375
VWR Corp *	600	15,522
Zimmer Holdings Inc	6,654	754,697

		61,006,043

Industrials - 9.5%

AECOM Technology Corp *	6,426	195,158
AGCO Corp	4,041	182,653
Air Lease Corp	4,106	140,877
Alaska Air Group Inc	492	29,402
Alliant Techsystems Inc	1,371	159,379
AMERCO	138	39,228
AO Smith Corp	1,785	100,692
Carlisle Cos Inc	2,757	248,792
Caterpillar Inc	21,095	1,930,825
Cintas Corp	869	68,164
Clean Harbors Inc *	694	33,347
Con-way Inc	2,457	120,835
Copa Holdings SA ‘A’ (Panama)	312	32,336
Covanta Holding Corp	2,758	60,704

	Shares	Value
Crane Co	1,333	$78,247
CSX Corp	43,072	1,560,499
Danaher Corp	19,933	1,708,457
Deere & Co	12,169	1,076,591
Delta Air Lines Inc	34,472	1,695,678
Donaldson Co Inc	508	19,624
Dover Corp	1,877	134,618
Eaton Corp PLC (Ireland)	20,444	1,389,374
Emerson Electric Co	7,599	469,086
Equifax Inc	2,442	197,485
Exelis Inc	8,161	143,062
FedEx Corp	7,224	1,254,520
Fluor Corp	2,664	161,518
Fortune Brands Home & Security Inc	4,159	188,278
GATX Corp	1,983	114,102
General Dynamics Corp	13,115	1,804,886
General Electric Co	430,043	10,867,187
Genesee & Wyoming Inc ‘A’ *	1,209	108,713
Hubbell Inc ‘B’	2,136	228,189
Huntington Ingalls Industries Inc	322	36,212
IDEX Corp	257	20,005
Ingersoll-Rand PLC (Ireland)	10,601	671,997
ITT Corp	3,059	123,767
Jacobs Engineering Group Inc *	5,688	254,197
Joy Global Inc	4,307	200,362
Kansas City Southern	1,083	132,159
KAR Auction Services Inc	3,602	124,809
KBR Inc	6,336	107,395
Kennametal Inc	3,382	121,042
L-3 Communications Holdings Inc	3,691	465,841
Lincoln Electric Holdings Inc	2,281	157,594
ManpowerGroup Inc	3,425	233,482
MRC Global Inc *	2,407	36,466
Navistar International Corp *	1,979	66,257
Nielsen NV (Netherlands)	3,069	137,276
Norfolk Southern Corp	10,464	1,146,959
Northrop Grumman Corp	8,663	1,276,840
NOW Inc *	4,225	108,709
Oshkosh Corp	3,350	162,978
Owens Corning	5,067	181,449
PACCAR Inc	1,284	87,325
Parker-Hannifin Corp	2,974	383,497
Pentair PLC (Ireland)	7,715	512,430
Pitney Bowes Inc	4,738	115,465
Quanta Services Inc *	6,960	197,594
Raytheon Co	13,417	1,451,317
Regal-Beloit Corp	1,943	146,114
Republic Services Inc	11,366	457,482
Rockwell Collins Inc	690	58,291
Roper Industries Inc	2,347	366,953
RR Donnelley & Sons Co	7,743	130,121
Ryder System Inc	2,288	212,441
Snap-on Inc	2,154	294,538
Southwest Airlines Co	3,278	138,725
Spirit Aerosystems Holdings Inc ‘A’ *	333	14,332
SPX Corp	1,762	151,391
Stanley Black & Decker Inc	5,936	570,331
Terex Corp	4,747	132,346
Textron Inc	11,950	503,215
The ADT Corp	7,494	271,508
The Babcock & Wilcox Co	4,748	143,864
The Dun & Bradstreet Corp	1,025	123,984
The Timken Co	3,280	139,990
Towers Watson & Co ‘A’	2,793	316,084
Trinity Industries Inc	1,563	43,780
Triumph Group Inc	1,718	115,484
Tyco International PLC (Ireland)	1,937	84,957
United Technologies Corp	34,911	4,014,765
Valmont Industries Inc	987	125,349
Vectrus Inc *	453	12,412
Veritiv Corp *	285	14,783

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-53

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Waste Connections Inc	2,099	$92,335
Waste Management Inc	17,901	918,679
WESCO International Inc *	1,913	145,790
Xylem Inc	2,179	82,955

		44,878,929

Information Technology - 9.0%

Activision Blizzard Inc	7,249	146,067
Altera Corp	8,434	311,552
Amdocs Ltd (United Kingdom)	6,880	320,986
Analog Devices Inc	7,311	405,907
ANSYS Inc *	3,065	251,330
AOL Inc *	3,441	158,871
Applied Materials Inc	17,295	430,991
Arista Networks Inc *	61	3,706
Arrow Electronics Inc *	4,286	248,117
Autodesk Inc *	2,067	124,144
Avnet Inc	4,746	204,173
AVX Corp	2,020	28,280
Booz Allen Hamilton Holding Corp	205	5,439
Broadcom Corp ‘A’	22,939	993,947
Brocade Communications Systems Inc	18,726	221,716
CA Inc	13,686	416,739
Cisco Systems Inc	219,687	6,110,594
Citrix Systems Inc *	673	42,937
Computer Sciences Corp	5,817	366,762
CoreLogic Inc *	3,956	124,970
Corning Inc	43,095	988,168
Cree Inc *	2,374	76,490
Dolby Laboratories Inc ‘A’	2,060	88,827
DST Systems Inc	242	22,784
EchoStar Corp ‘A’ *	1,403	73,658
Electronic Arts Inc *	3,170	149,038
EMC Corp	79,106	2,352,612
Fidelity National Information Services Inc	10,804	672,009
FireEye Inc *	691	21,822
First Solar Inc *	3,152	140,563
FLIR Systems Inc	1,833	59,224
Freescale Semiconductor Ltd * (Bermuda)	403	10,168
Genpact Ltd * (Bermuda)	6,131	116,060
Harris Corp	3,642	261,568
Hewlett-Packard Co	81,272	3,261,445
HomeAway Inc *	283	8,428
IAC/InterActiveCorp	1,885	114,589
Informatica Corp *	443	16,894
Ingram Micro Inc ‘A’ *	6,678	184,580
Intel Corp	195,336	7,088,743
Jabil Circuit Inc	8,747	190,947
JDS Uniphase Corp *	9,960	136,651
Juniper Networks Inc	14,524	324,176
Keysight Technologies Inc *	6,134	207,145
KLA-Tencor Corp	633	44,513
Knowles Corp *	3,662	86,240
Lam Research Corp	5,090	403,841
Leidos Holdings Inc	2,766	120,376
Lexmark International Inc ‘A’	2,664	109,943
Marvell Technology Group Ltd (Bermuda)	17,459	253,156
Maxim Integrated Products Inc	969	30,882
Micron Technology Inc *	5,665	198,332
Microsoft Corp	125,050	5,808,573
Motorola Solutions Inc	6,629	444,673
NCR Corp *	6,530	190,284
NetApp Inc	8,541	354,025
Nuance Communications Inc *	11,289	161,094
NVIDIA Corp	19,953	400,058
ON Semiconductor Corp *	9,256	93,763
Paychex Inc	1,531	70,686
Rovi Corp *	4,082	92,212
SanDisk Corp	5,085	498,228
Stratasys Ltd * (Israel)	919	76,378

	Shares	Value
SunEdison Inc *	7,837	$152,900
SunPower Corp *	1,795	46,365
Symantec Corp	29,652	760,722
Synopsys Inc *	6,655	289,293
Tech Data Corp *	1,644	103,950
Teradata Corp *	1,436	62,725
Teradyne Inc	7,841	155,173
Total System Services Inc	1,644	55,830
Vishay Intertechnology Inc	5,831	82,509
Western Digital Corp	9,547	1,056,853
Xerox Corp	50,028	693,388
Yahoo! Inc *	40,627	2,052,070
Zynga Inc ‘A’ *	31,132	82,811

		42,515,663

Materials - 2.9%

Air Products & Chemicals Inc	9,104	1,313,070
Albemarle Corp	2,031	122,124
Alcoa Inc	50,249	793,432
Allegheny Technologies Inc	4,671	162,411
AptarGroup Inc	2,178	145,577
Ashland Inc	2,967	355,328
Avery Dennison Corp	2,677	138,883
Axalta Coating Systems Ltd * (Bermuda)	1,045	27,191
Bemis Co Inc	4,340	196,211
Cabot Corp	2,596	113,861
Carpenter Technology Corp	2,147	105,740
Celanese Corp ‘A’	6,128	367,435
CF Industries Holdings Inc	2,230	607,764
Cliffs Natural Resources Inc	6,598	47,110
Cytec Industries Inc	2,716	125,398
Domtar Corp	2,762	111,088
Eastman Chemical Co	584	44,302
EI du Pont de Nemours & Co	2,214	163,703
Freeport-McMoRan Inc	44,544	1,040,548
Greif Inc ‘A’	1,370	64,705
Huntsman Corp	2,592	59,046
International Paper Co	15,695	840,938
MeadWestvaco Corp	7,219	320,451
Newmont Mining Corp	21,431	405,046
Nucor Corp	13,648	669,434
Owens-Illinois Inc *	2,839	76,625
Rayonier Advanced Materials Inc	1,604	35,769
Reliance Steel & Aluminum Co	3,343	204,826
Rock-Tenn Co ‘A’	6,159	375,576
Rockwood Holdings Inc	2,922	230,254
Royal Gold Inc	2,773	173,867
RPM International Inc	403	20,436
Sigma-Aldrich Corp	2,745	376,806
Sonoco Products Co	4,392	191,930
Steel Dynamics Inc	10,326	203,835
Tahoe Resources Inc (NYSE) (Canada)	3,050	42,303
The Dow Chemical Co	43,374	1,978,288
The Mosaic Co	14,339	654,575
TimkenSteel Corp	1,643	60,840
United States Steel Corp	6,224	166,430
Vulcan Materials Co	5,625	369,731
Westlake Chemical Corp	262	16,006
WR Grace & Co *	456	43,498

		13,562,391

Telecommunication Services - 1.9%

AT&T Inc ‡	222,596	7,477,000
CenturyLink Inc	23,063	912,834
Frontier Communications Corp	43,107	287,524
Sprint Corp *	31,347	130,090
T-Mobile US Inc *	11,418	307,601
Telephone & Data Systems Inc	3,709	93,652
United States Cellular Corp *	564	22,464

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-54

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Windstream Holdings Inc	1,622	$13,365
Zayo Group Holdings Inc *	667	20,390

		9,264,920

Utilities - 6.0%

AES Corp	31,028	427,256
AGL Resources Inc	5,130	279,636
Alliant Energy Corp	4,771	316,890
Ameren Corp	10,386	479,106
American Electric Power Co Inc	20,931	1,270,930
American Water Works Co Inc	7,659	408,225
Aqua America Inc	7,619	203,427
Atmos Energy Corp	4,310	240,239
Calpine Corp *	14,333	317,189
CenterPoint Energy Inc	18,384	430,737
CMS Energy Corp	11,528	400,598
Consolidated Edison Inc	12,558	828,954
Dominion Resources Inc	23,421	1,801,075
DTE Energy Co	7,585	655,116
Duke Energy Corp	30,330	2,533,768
Edison International	13,972	914,887
Entergy Corp	7,687	672,459
Exelon Corp	36,826	1,365,508
FirstEnergy Corp	17,997	701,703
Great Plains Energy Inc	6,629	188,330
Hawaiian Electric Industries Inc	4,371	146,341
Integrys Energy Group Inc	3,440	267,804
ITC Holdings Corp	355	14,353
MDU Resources Group Inc	8,243	193,711
National Fuel Gas Co	3,613	251,212
NextEra Energy Inc	18,703	1,987,942
NiSource Inc	13,485	572,034
Northeast Utilities	13,544	724,875
NRG Energy Inc	14,500	390,775
OGE Energy Corp	8,564	303,851
Pepco Holdings Inc	10,796	290,736
PG&E Corp	19,931	1,061,126
Pinnacle West Capital Corp	4,747	324,268
PPL Corp	28,491	1,035,078
Public Service Enterprise Group Inc	21,696	898,431
Questar Corp	7,538	190,561
SCANA Corp	6,054	365,662
Sempra Energy	10,525	1,172,064
TECO Energy Inc	10,039	205,699
The Southern Co	38,231	1,877,524
UGI Corp	7,425	282,001
Vectren Corp	3,550	164,117
Westar Energy Inc	5,546	228,717
Wisconsin Energy Corp	9,656	509,257
Xcel Energy Inc	21,519	772,962

		28,667,134

Total Common Stocks (Cost $346,298,821)		445,096,941

EXCHANGE-TRADED FUND - 2.0%

iShares Russell 1000 Value	90,093	9,405,709

Total Exchange-Traded Fund (Cost $9,199,079)		9,405,709

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.1%

Repurchase Agreement - 4.1%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $19,593,969; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $19,989,450)	$19,593,969	$19,593,969

Total Short-Term Investment (Cost $19,593,969)		19,593,969

TOTAL INVESTMENTS - 99.9% (Cost $375,091,869)		474,102,433

OTHER ASSETS & LIABILITIES, NET - 0.1%		418,218

NET ASSETS - 100.0%		$474,520,651

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	28.0%
Health Care	12.8%
Energy	10.6%
Industrials	9.5%
Information Technology	9.0%
Consumer Staples	6.9%
Consumer Discretionary	6.2%
Utilities	6.0%
Short-Term Investment	4.1%
Others (each less than 3.0%)	6.8%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2014, an investment with a value of $2,173,609 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/15)	195	$185,719

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-55

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$5,814	$5,814	$-	$-
	Common Stocks (1)	445,096,941	445,096,941	-	-
	Exchange-Traded Fund	9,405,709	9,405,709	-	-
	Short-Term Investment	19,593,969	-	19,593,969	-
	Derivatives:
	Equity Contracts
	Futures	185,719	185,719	-	-

	Total	$474,288,152	$454,694,183	$19,593,969	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-56

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Contra Furiex Pharmaceuticals - Contingent Value Rights * +	651	$6,510

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	912	2,298

Total Rights (Cost $6,360)		8,808

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	382	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 95.6%

Consumer Discretionary - 15.1%

2U Inc *	420	8,257
America’s Car-Mart Inc *	118	6,299
American Axle & Manufacturing Holdings Inc *	6,691	151,150
American Public Education Inc *	1,633	60,209
ANN Inc *	4,621	168,574
Arctic Cat Inc	438	15,549
Asbury Automotive Group Inc *	3,016	228,975
Beazer Homes USA Inc *	1,148	22,225
BJ’s Restaurants Inc *	516	25,908
Bloomin’ Brands Inc *	7,614	188,523
Blue Nile Inc *	1,206	43,428
Boot Barn Holdings Inc *	265	4,823
Boyd Gaming Corp *	6,191	79,121
Bravo Brio Restaurant Group Inc *	1,771	24,635
Bright Horizons Family Solutions Inc *	3,014	141,688
Brown Shoe Co Inc	2,072	66,615
Brunswick Corp	4,574	234,463
Buffalo Wild Wings Inc *	1,862	335,868
Build-A-Bear Workshop Inc *	862	17,326
Burlington Stores Inc *	2,514	118,812
Caesars Entertainment Corp *	651	10,214
Capella Education Co	1,078	82,963
Carmike Cinemas Inc *	2,381	62,549
Carriage Services Inc	257	5,384
Cavco Industries Inc *	871	69,044
Century Communities Inc *	64	1,106
Christopher & Banks Corp *	3,493	19,945
Churchill Downs Inc	853	81,291
Chuy’s Holdings Inc *	1,636	32,180
Cinedigm Corp ‘A’ *	2,225	3,604
ClubCorp Holdings Inc	2,128	38,155
Collectors Universe Inc	711	14,831
Columbia Sportswear Co	1,801	80,217
Conn’s Inc *	2,774	51,846
Cooper Tire & Rubber Co	539	18,676
Cooper-Standard Holding Inc *	70	4,052
Core-Mark Holding Co Inc	231	14,306
Coupons.com Inc *	1,191	21,140
Cracker Barrel Old Country Store Inc	1,757	247,315

	Shares	Value
Crocs Inc *	1,021	$12,752
Crown Media Holdings Inc ‘A’ *	2,721	9,632
Culp Inc	124	2,688
Cumulus Media Inc ‘A’ *	9,710	41,073
Dana Holding Corp	8,317	180,812
Dave & Buster’s Entertainment Inc *	529	14,442
Del Frisco’s Restaurant Group Inc *	2,332	55,362
Denny’s Corp *	5,761	59,396
Destination Maternity Corp	182	2,903
Destination XL Group Inc *	529	2,888
Diamond Resorts International Inc *	3,509	97,901
DineEquity Inc	644	66,744
Dorman Products Inc *	2,656	128,205
Drew Industries Inc *	2,324	118,687
El Pollo Loco Holdings Inc *	631	12,601
Entravision Communications Corp ‘A’	5,470	35,446
Eros International PLC * (United Kingdom)	772	16,336
Escalade Inc	189	2,852
EVINE Live Inc *	1,282	8,448
Express Inc *	517	7,595
Famous Dave’s of America Inc *	459	12,058
Fiesta Restaurant Group Inc *	2,634	160,147
Five Below Inc *	5,350	218,440
Fox Factory Holding Corp *	1,107	17,967
Francesca’s Holdings Corp *	4,188	69,940
FTD Cos Inc *	198	6,894
G-III Apparel Group Ltd *	1,886	190,505
Genesco Inc *	204	15,630
Gentherm Inc *	3,468	126,998
Global Eagle Entertainment Inc *	2,997	40,789
Global Sources Ltd * (Bermuda)	163	1,037
Grand Canyon Education Inc *	4,594	214,356
Gray Television Inc *	4,895	54,824
Group 1 Automotive Inc	445	39,881
Helen of Troy Ltd * (Bermuda)	1,063	69,159
hhgregg Inc *	509	3,853
Hibbett Sports Inc *	2,558	123,884
HSN Inc	3,260	247,760
Iconix Brand Group Inc *	1,636	55,280
Ignite Restaurant Group Inc *	716	5,635
Installed Building Products Inc *	851	15,165
Interval Leisure Group Inc	3,007	62,816
iRobot Corp *	2,906	100,896
ITT Educational Services Inc *	240	2,306
Jack in the Box Inc	3,933	314,483
Jamba Inc *	1,705	25,728
K12 Inc *	1,433	17,010
KB Home	6,134	101,518
Kirkland’s Inc *	842	19,905
Krispy Kreme Doughnuts Inc *	6,429	126,908
La Quinta Holdings Inc *	3,161	69,732
La-Z-Boy Inc	4,393	117,908
LGI Homes Inc *	303	4,521
Libbey Inc *	1,984	62,377
Liberty Tax Inc *	365	13,045
Life Time Fitness Inc *	231	13,079
LifeLock Inc *	7,929	146,766
Lithia Motors Inc ‘A’	2,247	194,792
Loral Space & Communications Inc *	1,286	101,221
Lumber Liquidators Holdings Inc *	2,711	179,766
Malibu Boats Inc ‘A’ *	840	16,187
Marine Products Corp	995	8,398
Martha Stewart Living Omnimedia Inc ‘A’ *	2,218	9,560
Mattress Firm Holding Corp *	1,465	85,087
MDC Partners Inc ‘A’ (Canada)	1,084	24,628
Modine Manufacturing Co *	1,376	18,714
Monro Muffler Brake Inc	3,096	178,949
Morgans Hotel Group Co *	900	7,056
Motorcar Parts of America Inc *	1,747	54,314
Movado Group Inc	837	23,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-57

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Nathan’s Famous Inc *	309	$24,720
National CineMedia Inc	1,394	20,032
Nautilus Inc *	1,895	28,766
New York & Co Inc *	1,179	3,113
Nexstar Broadcasting Group Inc ‘A’	3,016	156,199
Noodles & Co *	1,073	28,274
Nutrisystem Inc	2,835	55,424
Orbitz Worldwide Inc *	2,303	18,954
Outerwall Inc *	1,872	140,812
Overstock.com Inc *	1,131	27,449
Oxford Industries Inc	1,426	78,729
Pacific Sunwear of California Inc *	4,168	9,086
Papa John’s International Inc	3,010	167,958
Papa Murphy’s Holdings Inc *	544	6,321
PetMed Express Inc	2,024	29,085
Pier 1 Imports Inc	9,348	143,959
Pinnacle Entertainment Inc *	5,470	121,707
Pool Corp	4,430	281,039
Popeyes Louisiana Kitchen Inc *	2,325	130,828
Potbelly Corp *	1,546	19,897
Quiksilver Inc *	8,093	17,886
Radio One Inc ‘D’ *	2,086	3,484
ReachLocal Inc *	758	2,608
Red Robin Gourmet Burgers Inc *	1,411	108,612
Remy International Inc	81	1,695
Rentrak Corp *	888	64,664
Restoration Hardware Holdings Inc *	3,072	294,943
RetailMeNot Inc *	3,059	44,723
Ruth’s Hospitality Group Inc	2,290	34,350
Saga Communications Inc ‘A’	77	3,348
Scientific Games Corp ‘A’ *	3,233	41,156
Select Comfort Corp *	5,340	144,340
Sequential Brands Group Inc *	1,300	16,991
Shiloh Industries Inc *	758	11,923
Shutterfly Inc *	2,313	96,441
Sinclair Broadcast Group Inc ‘A’	6,772	185,282
Skechers U.S.A. Inc ‘A’ *	2,846	157,241
Smith & Wesson Holding Corp *	5,455	51,659
Sonic Corp	3,764	102,494
Sotheby’s	6,018	259,857
Sportsman’s Warehouse Holdings Inc *	334	2,445
Standard Motor Products Inc	1,158	44,143
Steven Madden Ltd *	5,737	182,609
Stoneridge Inc *	2,181	28,048
Strattec Security Corp	264	21,801
Strayer Education Inc *	1,067	79,257
Sturm Ruger & Co Inc	1,926	66,697
Tenneco Inc *	6,002	339,773
Texas Roadhouse Inc	6,850	231,256
The Buckle Inc	2,775	145,743
The Cato Corp ‘A’	402	16,956
The Cheesecake Factory Inc	4,919	247,475
The Container Store Group Inc *	1,717	32,846
The Dixie Group Inc *	1,160	10,637
The Finish Line Inc ‘A’	1,198	29,123
The Habit Restaurants Inc ‘A’ *	450	14,557
The Men’s Wearhouse Inc	3,766	166,269
Tile Shop Holdings Inc *	2,751	24,429
Tower International Inc *	2,032	51,918
Townsquare Media Inc ‘A’ *	491	6,481
Travelport Worldwide Ltd (Bermuda)	1,330	23,940
TRI Pointe Homes Inc *	1,402	21,380
Tuesday Morning Corp *	3,456	74,995
Tumi Holdings Inc *	4,997	118,579
Turtle Beach Corp *	629	2,006
Universal Electronics Inc *	1,560	101,447
Vail Resorts Inc	3,557	324,149
Vera Bradley Inc *	2,154	43,899
Vince Holding Corp *	1,116	29,172
Vitamin Shoppe Inc *	1,539	74,765

	Shares	Value
Wayfair Inc ‘A’ *	600	$11,910
Weight Watchers International Inc *	2,523	62,671
William Lyon Homes ‘A’ *	251	5,088
Winmark Corp	230	19,992
Winnebago Industries Inc	2,695	58,643
Wolverine World Wide Inc	9,984	294,228
World Wrestling Entertainment Inc ‘A’	2,960	36,526
Zoe’s Kitchen Inc *	590	17,647
Zumiez Inc *	1,617	62,465

		13,731,661

Consumer Staples - 3.7%

22nd Century Group Inc *	4,785	7,895
Alico Inc	32	1,601
B&G Foods Inc	5,031	150,427
Boulder Brands Inc *	5,552	61,405
Cal-Maine Foods Inc	3,052	119,119
Calavo Growers Inc	1,413	66,835
Casey’s General Stores Inc	3,788	342,132
Central Garden & Pet Co ‘A’ *	420	4,011
Coca-Cola Bottling Co Consolidated	419	36,885
Craft Brew Alliance Inc *	873	11,646
Darling Ingredients Inc *	3,243	58,893
Diamond Foods Inc *	2,138	60,356
Diplomat Pharmacy Inc *	805	22,033
Fairway Group Holdings Corp *	1,826	5,752
Farmer Bros Co *	745	21,940
Freshpet Inc *	669	11,413
Harbinger Group Inc *	3,402	48,172
IGI Laboratories Inc *	3,162	27,826
Inter Parfums Inc	110	3,019
Inventure Foods Inc *	1,474	18,779
J&J Snack Foods Corp	1,462	159,022
Lancaster Colony Corp	1,139	106,656
Liberator Medical Holdings Inc	3,174	9,205
Lifeway Foods Inc *	458	8,487
Limoneira Co	1,087	27,153
Medifast Inc *	1,187	39,824
National Beverage Corp *	1,094	24,746
Natural Grocers by Vitamin Cottage Inc *	876	24,677
Oil-Dri Corp of America	114	3,720
Orchids Paper Products Co	665	19,358
PriceSmart Inc	1,843	168,118
Revlon Inc ‘A’ *	286	9,770
Sanderson Farms Inc	1,953	164,101
Seaboard Corp *	1	4,198
Smart & Final Stores Inc *	729	11,467
Synutra International Inc *	1,439	8,749
The Andersons Inc	2,572	136,676
The Boston Beer Co Inc ‘A’ *	821	237,712
The Chefs’ Warehouse Inc *	1,446	33,316
The Female Health Co	1,668	6,539
The Fresh Market Inc *	4,226	174,111
Tootsie Roll Industries Inc	1,691	51,829
TreeHouse Foods Inc *	2,151	183,975
United Natural Foods Inc *	4,889	378,042
USANA Health Sciences Inc *	563	57,758
Vector Group Ltd	4,647	99,028
WD-40 Co	1,473	125,323

		3,353,699

Energy - 2.7%

Abraxas Petroleum Corp *	9,233	27,145
Adams Resources & Energy Inc	13	649
Alon USA Energy Inc	765	9,693
Apco Oil & Gas International Inc * (Cayman)	108	1,515
Approach Resources Inc *	1,658	10,595
Aspen Aerogels Inc *	310	2,474
Basic Energy Services Inc *	3,247	22,761
Bonanza Creek Energy Inc *	3,255	78,120

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-58

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
BPZ Resources Inc *	4,736	$1,369
C&J Energy Services Inc *	3,943	52,087
CARBO Ceramics Inc	1,959	78,458
Carrizo Oil & Gas Inc *	4,481	186,410
Clayton Williams Energy Inc *	582	37,132
Clean Energy Fuels Corp *	3,825	19,106
Delek US Holdings Inc	3,073	83,831
Diamondback Energy Inc *	4,122	246,413
Eclipse Resources Corp *	1,333	9,371
Evolution Petroleum Corp	1,852	13,760
EXCO Resources Inc	5,872	12,742
FMSA Holdings Inc *	900	6,228
Forum Energy Technologies Inc *	2,175	45,088
FX Energy Inc *	5,127	7,947
GasLog Ltd (Bermuda)	781	15,893
Gastar Exploration Inc *	6,793	16,371
Geospace Technologies Corp *	144	3,816
Glori Energy Inc *	1,082	4,523
Goodrich Petroleum Corp *	3,359	14,914
Green Plains Inc	3,124	77,413
Gulf Island Fabrication Inc	528	10,238
Independence Contract Drilling Inc *	327	1,707
ION Geophysical Corp *	2,329	6,405
Isramco Inc *	82	11,316
Jones Energy Inc ‘A’ *	1,145	13,064
Magnum Hunter Resources Corp *	19,633	61,648
Matador Resources Co *	4,084	82,619
Matrix Service Co *	2,616	58,389
Miller Energy Resources Inc *	190	238
Nordic American Offshore Ltd *	767	9,419
North Atlantic Drilling Ltd (Bermuda)	1,688	2,751
Pacific Ethanol Inc *	200	2,066
Panhandle Oil & Gas Inc ‘A’	1,383	32,196
Parsley Energy Inc ‘A’ *	5,266	84,045
PDC Energy Inc *	249	10,276
PetroQuest Energy Inc *	5,109	19,108
PHI Inc *	55	2,057
Pioneer Energy Services Corp *	4,530	25,096
Profire Energy Inc *	1,500	3,420
Quicksilver Resources Inc *	1,830	363
REX American Resources Corp *	502	31,109
Rex Energy Corp *	4,840	24,684
RigNet Inc *	1,170	48,005
Ring Energy Inc *	1,964	20,622
Rosetta Resources Inc *	760	16,956
RSP Permian Inc *	631	15,863
Sanchez Energy Corp *	3,100	28,799
SemGroup Corp ‘A’	4,208	287,785
Solazyme Inc *	7,359	18,986
Synergy Resources Corp *	6,551	82,150
Tesco Corp (Canada)	272	3,487
TransAtlantic Petroleum Ltd * (Bermuda)	1,172	6,317
Triangle Petroleum Corp *	3,816	18,240
US Silica Holdings Inc	5,308	136,363
Vertex Energy Inc *	1,239	5,191
W&T Offshore Inc	1,416	10,393
Western Refining Inc	5,261	198,761
Willbros Group Inc *	3,862	24,215

		2,500,171

Financials - 7.4%

Alexander’s Inc REIT	196	85,687
Altisource Asset Management Corp *	114	35,354
Altisource Portfolio Solutions SA * (Luxembourg)	1,326	44,806
American Assets Trust Inc REIT	624	24,841
AmTrust Financial Services Inc	2,129	119,756
Atlas Financial Holdings Inc * (Cayman)	1,030	16,810
Aviv REIT Inc	184	6,344
Bank of the Ozarks Inc	7,824	296,686

	Shares	Value
BGC Partners Inc ‘A’	4,674	$42,767
BofI Holding Inc *	1,413	109,946
Cardinal Financial Corp	146	2,895
CareTrust REIT Inc	1,913	23,587
Cohen & Steers Inc	1,902	80,036
CommunityOne Bancorp *	90	1,030
Consolidated-Tomoka Land Co	105	5,859
CoreSite Realty Corp REIT	2,105	82,200
Crawford & Co ‘B’	715	7,350
Credit Acceptance Corp *	637	86,893
Diamond Hill Investment Group Inc	278	38,375
DuPont Fabros Technology Inc REIT	2,029	67,444
Eagle Bancorp Inc *	1,918	68,127
EastGroup Properties Inc REIT	2,828	179,069
eHealth Inc *	1,756	43,760
Empire State Realty Trust Inc ‘A’ REIT	9,152	160,892
Employers Holdings Inc	1,820	42,788
Encore Capital Group Inc *	1,745	77,478
Essent Group Ltd * (Bermuda)	4,395	112,995
Evercore Partners Inc ‘A’	3,269	171,198
Federated National Holding Co	1,234	29,813
Fifth Street Asset Management Inc *	375	5,231
Financial Engines Inc	5,075	185,491
First Cash Financial Services Inc *	2,855	158,938
First Financial Bankshares Inc	3,470	103,684
Forestar Group Inc *	360	5,544
GAMCO Investors Inc ‘A’	634	56,388
Glimcher Realty Trust REIT	12,170	167,216
Greenhill & Co Inc	2,803	122,211
HCI Group Inc	618	26,722
Heritage Insurance Holdings Inc *	683	13,271
HFF Inc ‘A’	3,227	115,914
Home BancShares Inc	4,302	138,352
Independent Bank Group Inc	399	15,585
Infinity Property & Casualty Corp	399	30,827
INTL. FCStone Inc *	352	7,241
Investors Bancorp Inc	4,288	48,133
Kearny Financial Corp *	152	2,090
Kennedy-Wilson Holdings Inc	534	13,510
Ladenburg Thalmann Financial Services Inc *	9,786	38,655
LegacyTexas Financial Group Inc	442	10,542
Maiden Holdings Ltd (Bermuda)	488	6,242
Marcus & Millichap Inc *	755	25,104
MarketAxess Holdings Inc	3,708	265,901
Medley Management Inc ‘A’	417	6,130
Meridian Bancorp Inc *	2,052	23,023
MGIC Investment Corp *	13,888	129,436
Moelis & Co ‘A’	115	4,017
National Health Investors Inc REIT	3,721	260,321
National Interstate Corp	125	3,725
OM Asset Management PLC * (United Kingdom)	1,397	22,687
Potlatch Corp REIT	4,038	169,071
PRA Group Inc *	4,932	285,711
PS Business Parks Inc REIT	989	78,665
Pzena Investment Management Inc ‘A’	1,105	10,453
QTS Realty Trust Inc ‘A’ REIT	1,164	39,390
Radian Group Inc	3,771	63,051
RCS Capital Corp ‘A’	920	11,261
Ryman Hospitality Properties Inc REIT	2,223	117,241
Sabra Health Care REIT Inc	5,064	153,794
Saul Centers Inc REIT	867	49,584
ServisFirst Bancshares Inc	36	1,186
Silvercrest Asset Management Group Inc ‘A’	576	9,014
Sovran Self Storage Inc REIT	2,832	247,007
Square 1 Financial Inc ‘A’ *	225	5,557
State National Cos Inc	665	7,967
Stonegate Mortgage Corp *	279	3,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-59

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Strategic Hotels & Resorts Inc REIT *	20,174	$266,902
Sun Communities Inc REIT	4,736	286,339
Tejon Ranch Co *	92	2,710
Texas Capital Bancshares Inc *	1,596	86,711
The St Joe Co *	5,410	99,490
Tree.com Inc *	269	13,003
UMH Properties Inc REIT	301	2,875
United Financial Bancorp Inc	902	12,953
United Insurance Holdings Corp	1,505	33,035
Universal Health Realty Income Trust REIT	927	44,607
Universal Insurance Holdings Inc	2,913	59,571
Urstadt Biddle Properties Inc ‘A’ REIT	1,301	28,466
Virtus Investment Partners Inc	698	119,002
Western Alliance Bancorp *	3,974	110,477
Westwood Holdings Group Inc	721	44,572
WisdomTree Investments Inc	10,620	166,468
World Acceptance Corp *	786	62,448

		6,768,835

Health Care - 23.0%

AAC Holdings Inc *	319	9,863
Abaxis Inc	2,206	125,367
ABIOMED Inc *	3,929	149,538
Acadia Healthcare Co Inc *	4,209	257,633
ACADIA Pharmaceuticals Inc *	7,137	226,600
Accelerate Diagnostics Inc *	2,228	42,755
Acceleron Pharma Inc *	1,620	63,115
Accuray Inc *	7,567	57,131
AcelRx Pharmaceuticals Inc *	2,469	16,616
Achaogen Inc *	701	9,148
Achillion Pharmaceuticals Inc *	2,013	24,659
Acorda Therapeutics Inc *	4,107	167,853
Actinium Pharmaceuticals Inc *	2,050	12,075
Adamas Pharmaceuticals Inc *	292	5,072
Addus HomeCare Corp *	42	1,019
Adeptus Health Inc ‘A’ *	325	12,155
Aegerion Pharmaceuticals Inc *	2,926	61,270
Aerie Pharmaceuticals Inc *	1,023	29,861
Affymetrix Inc *	1,859	18,348
Agenus Inc *	4,746	18,842
Agios Pharmaceuticals Inc *	1,437	161,001
Air Methods Corp *	3,866	170,220
Akebia Therapeutics Inc *	737	8,579
Akorn Inc *	6,130	221,906
Alder Biopharmaceuticals Inc *	791	23,010
Alimera Sciences Inc *	2,559	14,177
Alliance HealthCare Services Inc *	138	2,897
AMAG Pharmaceuticals Inc *	1,384	58,986
Amphastar Pharmaceuticals Inc *	847	9,834
Ampio Pharmaceuticals Inc *	4,032	13,830
Amsurg Corp *	899	49,202
Anacor Pharmaceuticals Inc *	1,167	37,636
ANI Pharmaceuticals Inc *	671	37,838
Anika Therapeutics Inc *	1,434	58,421
Antares Pharma Inc *	11,459	29,450
Applied Genetic Technologies Corp *	544	11,435
Aratana Therapeutics Inc *	2,855	50,876
Ardelyx Inc *	443	8,368
Arena Pharmaceuticals Inc *	21,625	75,039
ARIAD Pharmaceuticals Inc *	16,240	111,569
Array BioPharma Inc *	9,975	47,182
Arrowhead Research Corp *	5,406	39,896
Atara Biotherapeutics Inc *	496	13,268
AtriCure Inc *	1,980	39,521
Atrion Corp	150	51,002
Auspex Pharmaceuticals Inc *	905	47,494
Auxilium Pharmaceuticals Inc *	4,952	170,275
Avalanche Biotechnologies Inc *	605	32,670
Avanir Pharmaceuticals Inc *	18,955	321,287
Bio-Path Holdings Inc *	7,300	19,418

	Shares	Value
Bio-Reference Laboratories Inc *	2,262	$72,678
BioCryst Pharmaceuticals Inc *	5,468	66,491
BioDelivery Sciences International Inc *	4,145	49,823
BioSpecifics Technologies Corp *	349	13,478
BioTelemetry Inc *	1,529	15,336
BioTime Inc *	4,952	18,471
Bluebird Bio Inc *	2,142	196,464
Calithera Biosciences Inc *	686	13,857
Cambrex Corp *	3,022	65,336
Cantel Medical Corp	3,326	143,883
Capital Senior Living Corp *	2,866	71,392
Cara Therapeutics Inc *	486	4,845
Cardiovascular Systems Inc *	2,718	81,757
Castlight Health Inc ‘B’ *	1,120	13,104
Catalent Inc *	4,336	120,888
Celldex Therapeutics Inc *	7,980	145,635
Cellular Dynamics International Inc *	949	6,102
Cempra Inc *	2,422	56,941
Cepheid *	6,860	371,400
Cerus Corp *	7,704	48,073
Chemed Corp	1,728	182,598
Chimerix Inc *	2,964	119,331
Civitas Solutions Inc *	783	13,334
Clovis Oncology Inc *	2,431	136,136
Coherus Biosciences Inc *	581	9,482
Computer Programs & Systems Inc	1,101	66,886
Corcept Therapeutics Inc *	5,314	15,942
CorVel Corp *	1,100	40,942
CTI BioPharma Corp *	14,747	34,803
Cyberonics Inc *	2,649	147,496
Cynosure Inc ‘A’ *	770	21,113
Cytori Therapeutics Inc *	6,474	3,164
CytRx Corp *	1,439	3,943
Depomed Inc *	5,706	91,924
Dermira Inc *	662	11,989
DexCom Inc *	7,368	405,608
Dicerna Pharmaceuticals Inc *	340	5,600
Dyax Corp *	13,351	187,715
Egalet Corp *	377	2,145
Eleven Biotherapeutics Inc *	456	5,417
Emergent Biosolutions Inc *	390	10,620
Enanta Pharmaceuticals Inc *	1,019	51,816
Endocyte Inc *	3,681	23,154
Endologix Inc *	6,313	96,526
Enzo Biochem Inc *	3,497	15,527
Epizyme Inc *	1,234	23,286
Esperion Therapeutics Inc *	588	23,779
Exact Sciences Corp *	8,142	223,416
ExamWorks Group Inc *	3,420	142,238
Exelixis Inc *	19,580	28,195
FibroGen Inc *	806	22,036
Five Prime Therapeutics Inc *	1,690	45,630
Flexion Therapeutics Inc *	590	11,912
Fluidigm Corp *	2,767	93,331
Foundation Medicine Inc *	1,400	31,108
Galectin Therapeutics Inc *	1,686	5,850
Galena Biopharma Inc *	11,455	17,297
GenMark Diagnostics Inc *	4,079	55,515
Genocea Biosciences Inc *	352	2,464
Genomic Health Inc *	1,645	52,591
Gentiva Health Services Inc *	3,080	58,674
Globus Medical Inc ‘A’ *	6,481	154,053
Haemonetics Corp *	464	17,363
Halozyme Therapeutics Inc *	10,213	98,555
HealthEquity Inc *	410	10,435
HealthSouth Corp	6,616	254,451
HealthStream Inc *	2,089	61,584
Healthways Inc *	1,610	32,007
HeartWare International Inc *	1,675	122,995
Heron Therapeutics Inc *	2,196	22,092

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-60

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
HMS Holdings Corp *	8,677	$183,432
Horizon Pharma PLC * (Ireland)	6,387	82,328
Hyperion Therapeutics Inc *	1,052	25,248
Idera Pharmaceuticals Inc *	5,344	23,567
Immune Design Corp *	533	16,406
ImmunoGen Inc *	8,489	51,783
Immunomedics Inc *	7,446	35,741
Impax Laboratories Inc *	1,341	42,483
Imprivata Inc *	359	4,667
INC Research Holdings Inc ‘A’ *	812	20,860
Infinity Pharmaceuticals Inc *	4,774	80,633
Inogen Inc *	508	15,936
Inovio Pharmaceuticals Inc *	5,267	48,351
Insmed Inc *	4,888	75,617
Insulet Corp *	5,452	251,119
Insys Therapeutics Inc *	984	41,485
Integra LifeSciences Holdings Corp *	1,010	54,772
Intersect ENT Inc *	366	6,789
Intra-Cellular Therapies Inc *	1,710	30,182
Intrexon Corp *	3,513	96,713
IPC The Hospitalist Co Inc *	983	45,110
Ironwood Pharmaceuticals Inc *	11,765	180,240
Isis Pharmaceuticals Inc *	11,573	714,517
K2M Group Holdings Inc *	851	17,760
Karyopharm Therapeutics Inc *	1,330	49,782
Keryx Biopharmaceuticals Inc *	9,001	127,364
Kindred Biosciences Inc *	991	7,383
Kite Pharma Inc *	812	46,828
KYTHERA Biopharmaceuticals Inc *	1,710	59,303
Landauer Inc	952	32,501
Lannett Co Inc *	2,535	108,701
LDR Holding Corp *	1,623	53,202
Lexicon Pharmaceuticals Inc *	22,209	20,208
Ligand Pharmaceuticals Inc *	1,938	103,121
Loxo Oncology Inc *	289	3,396
Luminex Corp *	3,703	69,468
MacroGenics Inc *	1,967	68,983
MannKind Corp *	22,438	117,014
Masimo Corp *	4,417	116,344
MedAssets Inc *	5,728	113,185
Medidata Solutions Inc *	5,331	254,555
Merge Healthcare Inc *	6,892	24,536
Meridian Bioscience Inc	4,091	67,338
Merrimack Pharmaceuticals Inc *	9,094	102,762
MiMedx Group Inc *	9,129	105,257
Mirati Therapeutics Inc *	697	12,908
Molina Healthcare Inc *	2,980	159,519
Momenta Pharmaceuticals Inc *	4,757	57,274
MWI Veterinary Supply Inc *	1,267	215,276
NanoString Technologies Inc *	991	13,805
NanoViricides Inc *	4,288	11,663
National Research Corp ‘A’	792	11,080
National Research Corp ‘B’	93	3,332
Natus Medical Inc *	3,161	113,922
Navidea Biopharmaceuticals Inc *	11,290	21,338
Nektar Therapeutics *	7,055	109,353
Neogen Corp *	3,611	179,070
NeoStem Inc *	958	3,612
Neuralstem Inc *	6,718	18,273
Neurocrine Biosciences Inc *	7,439	166,187
Nevro Corp *	650	25,136
NewLink Genetics Corp *	1,957	77,791
Northwest Biotherapeutics Inc *	3,768	20,159
Novavax Inc *	23,421	138,887
NPS Pharmaceuticals Inc *	9,744	348,543
NuVasive Inc *	3,832	180,717
NxStage Medical Inc *	6,035	108,208
Ocular Therapeutix Inc *	523	12,301
Ohr Pharmaceutical Inc *	2,020	16,847
Omeros Corp *	3,099	76,793

	Shares	Value
Omnicell Inc *	3,593	$119,000
OncoMed Pharmaceuticals Inc *	1,223	26,612
Oncothyreon Inc *	7,947	15,099
Ophthotech Corp *	1,354	60,754
OPKO Health Inc *	19,421	194,016
OraSure Technologies Inc *	311	3,154
Orexigen Therapeutics Inc *	12,080	73,205
Organovo Holdings Inc *	6,214	45,052
Osiris Therapeutics Inc *	1,735	27,743
Otonomy Inc *	619	20,631
Oxford Immunotec Global PLC * (United Kingdom)	1,308	17,815
Pacific Biosciences of California Inc *	5,672	44,468
Pacira Pharmaceuticals Inc *	3,506	310,842
Pain Therapeutics Inc *	4,079	8,280
PAREXEL International Corp *	5,609	311,636
PDL BioPharma Inc	16,004	123,391
Peregrine Pharmaceuticals Inc *	15,979	22,211
Pernix Therapeutics Holdings Inc *	3,203	30,076
Phibro Animal Health Corp ‘A’	1,458	46,000
Portola Pharmaceuticals Inc *	4,194	118,774
POZEN Inc *	2,665	21,320
PRA Health Sciences Inc *	1,691	40,956
Prestige Brands Holdings Inc *	5,114	177,558
Progenics Pharmaceuticals Inc *	1,655	12,512
Prothena Corp PLC * (Ireland)	662	13,743
PTC Therapeutics Inc *	2,079	107,630
Puma Biotechnology Inc *	2,282	431,914
Quality Systems Inc	4,929	76,843
Quidel Corp *	2,811	81,294
Radius Health Inc *	694	27,004
RadNet Inc *	3,034	25,910
Raptor Pharmaceutical Corp *	6,175	64,961
Receptos Inc *	2,157	264,254
Regado Biosciences Inc *	1,365	1,246
Regulus Therapeutics Inc *	1,497	24,012
Relypsa Inc *	1,653	50,912
Repligen Corp *	3,150	62,370
Repros Therapeutics Inc *	2,422	24,147
Retrophin Inc *	2,105	25,765
Revance Therapeutics Inc *	503	8,521
Rockwell Medical Inc *	598	6,147
Roka Bioscience Inc *	401	1,768
Sage Therapeutics Inc *	491	17,971
Sagent Pharmaceuticals Inc *	1,728	43,390
Sangamo BioSciences Inc *	6,694	101,816
Sarepta Therapeutics Inc *	3,974	57,504
SciClone Pharmaceuticals Inc *	3,174	27,804
Second Sight Medical Products Inc *	244	2,503
Select Medical Holdings Corp	7,269	104,674
Sequenom Inc *	11,468	42,432
Sientra Inc *	341	5,725
Skilled Healthcare Group Inc ‘A’ *	1,039	8,904
Spectrum Pharmaceuticals Inc *	1,518	10,520
STAAR Surgical Co *	3,798	34,600
Stemline Therapeutics Inc *	1,114	19,005
STERIS Corp	5,816	377,168
Sucampo Pharmaceuticals Inc ‘A’ *	1,713	24,462
Sunesis Pharmaceuticals Inc *	5,011	12,778
Supernus Pharmaceuticals Inc *	2,838	23,555
Surgical Care Affiliates Inc *	1,182	39,774
SurModics Inc *	218	4,818
Synageva BioPharma Corp *	2,100	194,859
Synergy Pharmaceuticals Inc *	9,384	28,621
Synta Pharmaceuticals Corp *	6,369	16,878
T2 Biosystems Inc *	502	9,658
Tandem Diabetes Care Inc *	838	10,643
Team Health Holdings Inc *	6,935	398,971
TESARO Inc *	1,895	70,475
Tetraphase Pharmaceuticals Inc *	2,555	101,459

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-61

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
TG Therapeutics Inc *	2,680	$42,451
The Ensign Group Inc	1,825	81,012
The Medicines Co *	5,824	161,150
The Providence Service Corp *	1,136	41,396
The Spectranetics Corp *	4,086	141,294
TherapeuticsMD Inc *	10,621	47,263
Theravance Biopharma Inc * (Cayman)	2,198	32,794
Theravance Inc	7,685	108,743
Thoratec Corp *	5,604	181,906
Threshold Pharmaceuticals Inc *	4,948	15,735
Tokai Pharmaceuticals Inc *	600	8,844
TransEnterix Inc *	255	742
TriVascular Technologies Inc *	730	9,176
Ultragenyx Pharmaceutical Inc *	702	30,804
Unilife Corp *	9,063	30,361
US Physical Therapy Inc	1,203	50,478
Utah Medical Products Inc	360	21,618
Vanda Pharmaceuticals Inc *	3,900	55,848
Vascular Solutions Inc *	1,682	45,683
Veracyte Inc *	715	6,907
Verastem Inc *	248	2,267
Versartis Inc *	675	15,154
Vitae Pharmaceuticals Inc *	486	8,087
Vital Therapies Inc *	572	14,260
VIVUS Inc *	9,027	25,998
Vocera Communications Inc *	2,227	23,205
Volcano Corp *	5,078	90,795
WellCare Health Plans Inc *	328	26,916
West Pharmaceutical Services Inc	6,955	370,284
Wright Medical Group Inc *	2,299	61,774
Xencor Inc *	1,480	23,739
XenoPort Inc *	671	5,885
XOMA Corp *	7,319	26,275
Zafgen Inc *	614	18,936
Zeltiq Aesthetics Inc *	2,854	79,655
ZIOPHARM Oncology Inc *	8,040	40,763
Zogenix Inc *	12,482	17,100
ZS Pharma Inc *	599	24,900

		20,984,904

Industrials - 13.9%

AAON Inc	4,149	92,896
Accuride Corp *	3,443	14,943
Aceto Corp	445	9,657
Advanced Drainage Systems Inc	954	21,923
Aegion Corp *	379	7,053
Aerovironment Inc *	1,038	28,286
Aircastle Ltd (Bermuda)	1,926	41,159
Albany International Corp ‘A’	322	12,233
Allegiant Travel Co	1,355	203,697
Altra Industrial Motion Corp	2,667	75,716
American Railcar Industries Inc	869	44,754
American Science & Engineering Inc	85	4,412
American Woodmark Corp *	1,213	49,054
Apogee Enterprises Inc	1,688	71,521
Applied Industrial Technologies Inc	1,495	68,157
ARC Document Solutions Inc *	4,057	41,463
ARC Group Worldwide Inc *	279	2,829
ArcBest Corp	2,355	109,201
Argan Inc	469	15,777
Astronics Corp *	1,854	102,545
AZZ Inc	2,522	118,332
Barrett Business Services Inc	733	20,084
Beacon Roofing Supply Inc *	1,083	30,107
Blount International Inc *	4,886	85,847
Builders FirstSource Inc *	4,562	31,341
Capstone Turbine Corp *	33,132	24,494
Casella Waste Systems Inc ‘A’ *	3,208	12,960
Celadon Group Inc	156	3,540
Cenveo Inc *	1,999	4,198

	Shares	Value
Chart Industries Inc *	3,015	$103,113
CIRCOR International Inc	1,568	94,519
CLARCOR Inc	4,676	311,609
Columbus McKinnon Corp	214	6,001
Comfort Systems USA Inc	723	12,378
Commercial Vehicle Group Inc *	2,710	18,049
Continental Building Products Inc *	1,181	20,939
Corporate Resource Services Inc *	1,551	1,861
Cubic Corp	122	6,422
Curtiss-Wright Corp	1,228	86,685
Deluxe Corp	2,544	158,364
Douglas Dynamics Inc	1,922	41,188
Ducommun Inc *	443	11,199
DXP Enterprises Inc *	1,282	64,779
Dycom Industries Inc *	2,986	104,779
Dynamic Materials Corp	69	1,105
Echo Global Logistics Inc *	2,340	68,328
Encore Wire Corp	1,557	58,123
Energy Recovery Inc *	1,152	6,071
EnerSys	1,112	68,633
Enphase Energy Inc *	1,814	25,922
EnPro Industries Inc *	2,241	140,645
Exponent Inc	1,311	108,157
Forward Air Corp	3,066	154,434
Franklin Covey Co *	605	11,713
Franklin Electric Co Inc	4,342	162,955
FuelCell Energy Inc *	23,111	35,591
Furmanite Corp *	3,797	29,693
GenCorp Inc *	5,915	108,244
Generac Holdings Inc *	6,785	317,267
General Finance Corp *	984	9,702
Global Brass & Copper Holdings Inc	1,955	25,728
GP Strategies Corp *	903	30,639
Graham Corp	1,017	29,259
Great Lakes Dredge & Dock Corp *	404	3,458
Griffon Corp	835	11,106
H&E Equipment Services Inc	3,083	86,601
Harsco Corp	7,962	150,402
Hawaiian Holdings Inc *	4,439	115,636
Healthcare Services Group Inc	6,898	213,355
Heartland Express Inc	5,340	144,233
HEICO Corp	6,549	395,560
Heritage-Crystal Clean Inc *	933	11,504
Herman Miller Inc	5,821	171,312
Hill International Inc *	2,389	9,174
Hillenbrand Inc	6,186	213,417
HNI Corp	4,089	208,784
Hub Group Inc ‘A’ *	3,631	138,268
Huron Consulting Group Inc *	252	17,234
Hyster-Yale Materials Handling Inc	1,015	74,298
InnerWorkings Inc *	250	1,948
Insperity Inc	2,228	75,507
Insteel Industries Inc	1,632	38,483
Interface Inc	6,559	108,027
JetBlue Airways Corp *	3,462	54,907
John Bean Technologies Corp	2,869	94,275
Kadant Inc	158	6,745
Kaman Corp	1,393	55,845
Kforce Inc	2,445	58,998
Knight Transportation Inc	5,866	197,450
Knoll Inc	4,755	100,663
Korn/Ferry International *	2,519	72,446
Lindsay Corp	1,017	87,198
Lydall Inc *	1,438	47,195
Manitex International Inc *	1,348	17,133
Marten Transport Ltd	984	21,510
Masonite International Corp * (Canada)	385	23,662
MasTec Inc *	6,474	146,377
Matson Inc	1,464	50,537
Meritor Inc *	5,090	77,114

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-62

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Miller Industries Inc	51	$1,060
Mistras Group Inc *	1,630	29,878
Mobile Mini Inc	353	14,300
Moog Inc ‘A’ *	305	22,579
MSA Safety Inc	2,907	154,333
Mueller Industries Inc	3,629	123,894
Mueller Water Products Inc ‘A’	15,661	160,369
Multi-Color Corp	584	32,365
NCI Building Systems Inc *	2,751	50,949
Neff Corp ‘A’ *	316	3,561
NN Inc	1,632	33,554
Norcraft Cos Inc *	727	14,031
Nortek Inc *	896	72,872
Omega Flex Inc	275	10,398
On Assignment Inc *	5,358	177,832
PAM Transportation Services Inc *	43	2,229
Park-Ohio Holdings Corp	861	54,269
Patrick Industries Inc *	799	35,140
Paylocity Holding Corp *	275	7,180
Performant Financial Corp *	2,773	18,440
PGT Inc *	4,666	44,934
Ply Gem Holdings Inc *	1,772	24,773
Polypore International Inc *	4,433	208,573
Power Solutions International Inc *	451	23,276
Preformed Line Products Co	19	1,038
Primoris Services Corp	3,744	87,011
Proto Labs Inc *	2,232	149,901
Quality Distribution Inc *	610	6,490
Quanex Building Products Corp	220	4,132
Quest Resource Holding Corp *	1,300	1,872
Raven Industries Inc	3,594	89,850
RBC Bearings Inc	2,289	147,709
Revolution Lighting Technologies Inc *	2,777	3,749
Rexnord Corp *	7,412	209,093
Roadrunner Transportation Systems Inc *	999	23,327
RPX Corp *	626	8,626
Rush Enterprises Inc ‘A’ *	2,830	90,701
Saia Inc *	2,424	134,193
SIFCO Industries Inc	47	1,370
Simpson Manufacturing Co Inc	270	9,342
SP Plus Corp *	1,440	36,331
Sparton Corp *	1,018	28,850
Standex International Corp	901	69,611
Steelcase Inc ‘A’	8,120	145,754
Sterling Construction Co Inc *	99	633
Stock Building Supply Holdings Inc *	1,419	21,739
Sun Hydraulics Corp	2,185	86,045
Swift Transportation Co *	8,395	240,349
TAL International Group Inc *	1,178	51,325
TASER International Inc *	5,311	140,635
TCP International Holdings Ltd * (Switzerland)	393	2,417
Team Inc *	2,019	81,689
Teledyne Technologies Inc *	848	87,124
Tennant Co	1,810	130,628
Tetra Tech Inc	432	11,534
Textainer Group Holdings Ltd (Bermuda)	534	18,327
The Advisory Board Co *	3,628	177,699
The Corporate Executive Board Co	3,348	242,830
The ExOne Co *	969	16,279
The Gorman-Rupp Co	1,851	59,454
The Greenbrier Cos Inc	2,724	146,361
Thermon Group Holdings Inc *	3,149	76,174
Titan Machinery Inc *	259	3,610
Trex Co Inc *	3,310	140,940
TriMas Corp *	3,939	123,251
TriNet Group Inc *	476	14,889
TrueBlue Inc *	4,082	90,824
Twin Disc Inc	613	12,174
Universal Truckload Services Inc	420	11,974
US Ecology Inc	2,124	85,215

	Shares	Value
Vicor Corp *	219	$2,650
Virgin America Inc *	342	14,792
Wabash National Corp *	6,802	84,073
WageWorks Inc *	3,454	223,025
Watsco Inc	2,542	271,994
Watts Water Technologies Inc ‘A’	179	11,356
Werner Enterprises Inc	907	28,253
Wesco Aircraft Holdings Inc *	850	11,883
West Corp	2,000	66,000
Woodward Inc	4,354	214,347
Xerium Technologies Inc *	1,087	17,153
XPO Logistics Inc *	1,021	41,738
YRC Worldwide Inc *	501	11,267

		12,725,024

Information Technology - 24.5%

A10 Networks Inc *	1,123	4,896
ACI Worldwide Inc *	11,217	226,247
ADTRAN Inc	2,866	62,479
Advanced Energy Industries Inc *	3,696	87,595
Advent Software Inc	5,072	155,406
Aerohive Networks Inc *	397	1,906
Alliance Fiber Optic Products Inc	1,266	18,370
Ambarella Inc * (Cayman)	2,833	143,690
Amber Road Inc *	802	8,196
American Software Inc ‘A’	2,371	21,600
Amkor Technology Inc *	4,432	31,467
Angie’s List Inc *	4,391	27,356
Anixter International Inc *	1,197	105,887
Applied Micro Circuits Corp *	7,707	50,250
Applied Optoelectronics Inc *	1,442	16,179
Aruba Networks Inc *	10,515	191,163
Aspen Technology Inc *	9,067	317,526
AVG Technologies NV * (Netherlands)	3,447	68,044
Badger Meter Inc	1,421	84,336
Bankrate Inc *	660	8,204
Barracuda Networks Inc *	777	27,848
Bazaarvoice Inc *	2,057	16,538
Belden Inc	4,295	338,489
Benefitfocus Inc *	501	16,453
Blackbaud Inc	4,551	196,876
Blackhawk Network Holdings Inc *	5,180	200,984
Borderfree Inc *	488	4,372
Bottomline Technologies de Inc *	3,270	82,666
Brightcove Inc *	3,163	24,608
BroadSoft Inc *	2,817	81,749
Brooks Automation Inc	409	5,215
Cabot Microelectronics Corp *	1,988	94,072
CalAmp Corp *	3,545	64,873
Callidus Software Inc *	4,773	77,943
Carbonite Inc *	1,738	24,801
Cardtronics Inc *	4,414	170,292
Care.com Inc *	603	4,993
Cascade Microtech Inc *	77	1,125
Cass Information Systems Inc	1,164	61,983
Cavium Inc *	5,201	321,526
ChannelAdvisor Corp *	2,051	44,261
Ciena Corp *	10,372	201,321
Cimpress NV * (Netherlands)	3,282	245,625
Cirrus Logic Inc *	1,830	43,133
Clearfield Inc *	1,095	13,479
Cognex Corp *	8,536	352,793
Coherent Inc *	180	10,930
CommVault Systems Inc *	4,654	240,565
comScore Inc *	3,402	157,955
Comverse Inc *	2,234	41,955
Constant Contact Inc *	3,093	113,513
Control4 Corp *	1,152	17,706
Cornerstone OnDemand Inc *	5,241	184,483
Covisint Corp *	81	215

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-63

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Cray Inc *	4,000	$137,920
CSG Systems International Inc	1,459	36,577
CUI Global Inc *	1,377	10,259
Cvent Inc *	1,777	49,472
Cyan Inc *	2,759	6,898
Cypress Semiconductor Corp *	15,529	221,754
Daktronics Inc	2,701	33,790
Dealertrack Technologies Inc *	4,421	195,895
Demandware Inc *	2,960	170,318
Dice Holdings Inc *	1,287	12,883
Digimarc Corp	648	17,593
Diodes Inc *	2,450	67,546
Dot Hill Systems Corp *	5,864	25,919
DTS Inc *	479	14,729
E2open Inc *	2,333	22,420
Electro Rent Corp	140	1,966
Electronics For Imaging Inc *	4,587	196,461
Ellie Mae Inc *	2,767	111,565
Endurance International Group Holdings Inc *	2,954	54,442
EnerNOC Inc *	696	10,753
Entegris Inc *	7,570	100,000
Entropic Communications Inc *	554	1,402
Envestnet Inc *	3,349	164,570
EPAM Systems Inc *	3,503	167,268
Epiq Systems Inc	143	2,442
ePlus Inc *	25	1,892
Euronet Worldwide Inc *	5,039	276,641
EVERTEC Inc	6,484	143,491
Everyday Health Inc *	677	9,986
Exar Corp *	539	5,498
ExlService Holdings Inc *	1,421	40,797
Extreme Networks Inc *	6,480	22,874
Fair Isaac Corp	3,185	230,275
FARO Technologies Inc *	1,474	92,390
FEI Co	4,156	375,495
Finisar Corp *	9,577	185,890
Five9 Inc *	1,003	4,493
FleetMatics Group PLC * (Ireland)	3,680	130,603
Forrester Research Inc	1,108	43,611
Gigamon Inc *	2,412	42,765
Globant SA * (Luxembourg)	512	7,997
Glu Mobile Inc *	8,088	31,543
Gogo Inc *	5,513	91,130
GrubHub Inc *	889	32,288
GTT Communications Inc *	1,580	20,903
Guidance Software Inc *	1,803	13,072
Guidewire Software Inc *	6,692	338,816
Harmonic Inc *	1,143	8,012
Heartland Payment Systems Inc	3,554	191,738
Higher One Holdings Inc *	1,525	6,420
HubSpot Inc *	410	13,780
iGATE Corp *	3,659	144,457
Immersion Corp *	2,762	26,156
Imperva Inc *	2,182	107,856
Infinera Corp *	10,214	150,350
Infoblox Inc *	4,612	93,209
Information Services Group Inc *	3,361	14,183
Inphi Corp *	3,091	57,122
Integrated Device Technology Inc *	9,639	188,924
Interactive Intelligence Group Inc *	1,654	79,227
InterDigital Inc	3,653	193,244
InvenSense Inc *	7,023	114,194
Ixia *	629	7,076
j2 Global Inc	4,674	289,788
Jive Software Inc *	4,153	25,043
Kofax Ltd * (Bermuda)	7,314	51,417
KVH Industries Inc *	1,194	15,104
Lattice Semiconductor Corp *	11,584	79,814
Lionbridge Technologies Inc *	6,531	37,553

	Shares	Value
Littelfuse Inc	1,896	$183,286
LivePerson Inc *	5,327	75,111
LogMeIn Inc *	2,389	117,873
Luxoft Holding Inc * (United Kingdom)	794	30,577
M/A-COM Technology Solutions Holdings Inc *	1,168	36,535
Manhattan Associates Inc *	7,455	303,568
Marchex Inc ‘B’	3,315	15,216
Marin Software Inc *	2,550	21,573
Marketo Inc *	2,520	82,454
Mavenir Systems Inc *	1,085	14,713
MAXIMUS Inc	6,692	366,989
MaxLinear Inc ‘A’ *	2,753	20,400
Maxwell Technologies Inc *	3,003	27,387
Mesa Laboratories Inc	268	20,719
Methode Electronics Inc	3,727	136,073
Micrel Inc	4,353	63,162
Microsemi Corp *	6,342	179,986
MicroStrategy Inc ‘A’ *	893	145,023
MobileIron Inc *	919	9,153
Model N Inc *	1,304	13,848
Monolithic Power Systems Inc	3,794	188,714
Monotype Imaging Holdings Inc	3,888	112,091
MTS Systems Corp	1,486	111,495
Nanometrics Inc *	1,273	21,412
NetScout Systems Inc *	3,588	131,106
NeuStar Inc ‘A’ *	1,880	52,264
Newport Corp *	3,496	66,809
NIC Inc	6,414	115,388
Nimble Storage Inc *	943	25,933
Numerex Corp ‘A’ *	1,152	12,741
NVE Corp *	206	14,583
OPOWER Inc *	694	9,876
OSI Systems Inc *	453	32,059
Park City Group Inc *	967	8,722
ParkerVision Inc *	9,535	8,676
PDF Solutions Inc *	3,037	45,130
Pegasystems Inc	3,506	72,820
Perficient Inc *	2,226	41,470
Plantronics Inc	3,687	195,485
Plexus Corp *	1,160	47,804
PMC-Sierra Inc *	5,344	48,951
Polycom Inc *	6,215	83,902
Power Integrations Inc	2,995	154,961
Procera Networks Inc *	278	1,999
Proofpoint Inc *	3,639	175,509
PROS Holdings Inc *	2,323	63,836
Q2 Holdings Inc *	880	16,579
QAD Inc ‘A’	511	11,559
Qlik Technologies Inc *	8,828	272,697
Qualys Inc *	1,971	74,405
Quantum Corp *	9,009	15,856
QuickLogic Corp *	5,193	16,306
Rally Software Development Corp *	2,422	27,538
Rambus Inc *	11,195	124,153
RealD Inc *	3,964	46,775
RealPage Inc *	5,111	112,238
Reis Inc	72	1,884
RF Micro Devices Inc *	28,154	467,075
Rocket Fuel Inc *	1,845	29,741
Rogers Corp *	510	41,534
Rubicon Technology Inc *	247	1,129
Ruckus Wireless Inc *	6,418	77,144
Rudolph Technologies Inc *	487	4,982
Sapiens International Corp NV * (Netherlands)	281	2,071
Sapient Corp *	11,115	276,541
Science Applications International Corp	3,939	195,099
SciQuest Inc *	2,726	39,391
Semtech Corp *	6,622	182,569
ShoreTel Inc *	6,151	45,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-64

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Shutterstock Inc *	1,501	$103,719
Silicon Graphics International Corp *	3,427	38,999
Silicon Image Inc *	3,899	21,522
Silicon Laboratories Inc *	2,944	140,193
Silver Spring Networks Inc *	3,313	27,929
Sonus Networks Inc *	24,247	96,261
Spansion Inc ‘A’ *	5,948	203,541
Speed Commerce Inc *	3,838	11,859
SPS Commerce Inc *	1,615	91,457
SS&C Technologies Holdings Inc	6,705	392,175
Stamps.com Inc *	1,277	61,283
Super Micro Computer Inc *	3,387	118,139
Sykes Enterprises Inc *	387	9,083
Synaptics Inc *	3,549	244,313
Synchronoss Technologies Inc *	3,474	145,422
SYNNEX Corp	310	24,230
Syntel Inc *	3,094	139,168
Take-Two Interactive Software Inc *	667	18,696
Tangoe Inc *	3,832	49,931
TeleTech Holdings Inc *	967	22,899
Tessco Technologies Inc	28	812
Tessera Technologies Inc	3,063	109,533
Textura Corp *	1,843	52,470
The Hackett Group Inc	619	5,441
The Rubicon Project Inc *	751	12,121
The Ultimate Software Group Inc *	2,791	409,761
TiVo Inc *	3,491	41,333
Travelzoo Inc *	745	9,402
TriQuint Semiconductor Inc *	16,847	464,135
TrueCar Inc *	751	17,198
Trulia Inc *	3,381	155,627
TubeMogul Inc *	119	2,683
Tyler Technologies Inc *	3,249	355,571
Ubiquiti Networks Inc	2,933	86,934
Ultra Clean Holdings Inc *	958	8,890
Ultratech Inc *	519	9,633
Unisys Corp *	3,088	91,034
Universal Display Corp *	3,997	110,917
Unwired Planet Inc *	9,017	9,017
Varonis Systems Inc *	492	16,152
VASCO Data Security International Inc *	2,899	81,781
Verint Systems Inc *	5,560	324,037
ViaSat Inc *	4,070	256,532
Violin Memory Inc *	7,900	37,841
VirnetX Holding Corp *	4,457	24,469
Virtusa Corp *	2,584	107,675
Vitesse Semiconductor Corp *	5,063	19,138
Vringo Inc *	6,645	3,655
Web.com Group Inc *	5,110	97,039
WebMD Health Corp *	3,821	151,121
WEX Inc *	3,833	379,160
Wix.com Ltd * (Israel)	1,350	28,350
Xcerra Corp *	2,151	19,703
XO Group Inc *	2,649	48,238
Xoom Corp *	3,070	53,756
Yodlee Inc *	500	6,100
Zendesk Inc *	1,028	25,052
Zix Corp *	5,866	21,118

		22,392,202

Materials - 4.4%

A Schulman Inc	664	26,912
Advanced Emissions Solutions Inc *	2,026	46,173
AEP Industries Inc *	354	20,585
Balchem Corp	2,989	199,187
Berry Plastics Group Inc *	5,012	158,129
Boise Cascade Co *	3,888	144,439
Calgon Carbon Corp *	5,258	109,261
Chase Corp	580	20,874
Chemtura Corp *	8,416	208,128

	Shares	Value
Clearwater Paper Corp *	2,016	$138,197
Coeur Mining Inc *	2,768	14,145
Deltic Timber Corp	1,096	74,966
Ferro Corp *	7,074	91,679
Flotek Industries Inc *	5,298	99,232
FutureFuel Corp	446	5,807
Globe Specialty Metals Inc	6,273	108,084
Gold Resource Corp	3,663	12,381
Graphic Packaging Holding Co *	32,198	438,537
Handy & Harman Ltd *	35	1,611
Hawkins Inc	164	7,106
Haynes International Inc	54	2,619
HB Fuller Co	4,941	220,023
Headwaters Inc *	7,229	108,363
Horsehead Holding Corp *	698	11,049
Innophos Holdings Inc	1,253	73,238
Innospec Inc	496	21,179
KapStone Paper & Packaging Corp	8,339	244,416
Koppers Holdings Inc	2,035	52,869
Kronos Worldwide Inc	215	2,799
Marrone Bio Innovations Inc *	1,503	5,426
Materion Corp	782	27,550
Minerals Technologies Inc	947	65,769
Myers Industries Inc	2,584	45,478
Neenah Paper Inc	836	50,386
Olympic Steel Inc	163	2,898
OMNOVA Solutions Inc *	4,642	37,786
PH Glatfelter Co	1,601	40,938
PolyOne Corp	9,263	351,160
Quaker Chemical Corp	902	83,020
Rentech Inc *	13,840	17,438
RTI International Metals Inc *	217	5,481
Ryerson Holding Corp *	271	2,691
Schweitzer-Mauduit International Inc	470	19,881
Senomyx Inc *	4,242	25,494
Sensient Technologies Corp	289	17,438
Stepan Co	882	35,351
Stillwater Mining Co *	11,069	163,157
SunCoke Energy Inc	4,544	87,881
Trecora Resources *	1,724	25,343
Trinseo SA * (Luxembourg)	242	4,223
United States Lime & Minerals Inc	169	12,313
US Concrete Inc *	1,391	39,574
Walter Energy Inc	1,578	2,178
Wausau Paper Corp	3,891	44,241
Worthington Industries Inc	5,068	152,496
Zep Inc	663	10,044

		4,037,623

Telecommunication Services - 0.7%

8x8 Inc *	2,752	25,208
Cincinnati Bell Inc *	5,098	16,263
Cogent Communications Holdings Inc	4,581	162,122
Consolidated Communications Holdings Inc	3,472	96,626
FairPoint Communications Inc *	1,553	22,068
General Communication Inc ‘A’ *	3,554	48,867
IDT Corp ‘B’	1,502	30,506
inContact Inc *	5,375	47,246
Inteliquent Inc	3,195	62,718
Intelsat SA * (Luxembourg)	764	13,263
Lumos Networks Corp	1,600	26,912
magicJack VocalTec Ltd * (Israel)	1,669	13,552
NTELOS Holdings Corp	801	3,356
Premiere Global Services Inc *	756	8,029
RingCentral Inc ‘A’ *	2,793	41,671
Shenandoah Telecommunications Co	2,024	63,250

		681,657

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Utilities - 0.2%

Abengoa Yield PLC (United Kingdom)	138	$3,770
American States Water Co	258	9,716
Ormat Technologies Inc	685	18,618
Pattern Energy Group Inc	3,874	95,533
SJW Corp	316	10,150
Spark Energy Inc ‘A’	61	860
TerraForm Power Inc ‘A’	862	26,619
The York Water Co	783	18,173
Vivint Solar Inc *	760	7,007

		190,446

Total Common Stocks (Cost $70,085,413)		87,366,222

EXCHANGE-TRADED FUND - 0.4%

iShares Russell 2000 Growth	2,415	343,848

Total Exchange-Traded Fund (Cost $334,152)		343,848

	Principal Amount

SHORT-TERM INVESTMENT - 3.8%

Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $3,456,935; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $3,527,550)	$3,456,935	3,456,935

Total Short-Term Investment (Cost $3,456,935)		3,456,935

TOTAL INVESTMENTS - 99.8% (Cost $73,882,860)		91,175,813

OTHER ASSETS & LIABILITIES, NET - 0.2%		149,199

NET ASSETS - 100.0%		$91,325,012

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	24.5%
Health Care	23.0%
Consumer Discretionary	15.1%
Industrials	13.9%
Financials	7.4%
Materials	4.4%
Short-Term Investment	3.8%
Consumer Staples	3.7%
Others (each less than 3.0%)	4.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $8,808 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	30	$104,959

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$8,808	$-	$-	$8,808
	Common Stocks (1)	87,366,222	87,366,222	-	-
	Exchange-Traded Fund	343,848	343,848	-	-
	Short-Term Investment	3,456,935	-	3,456,935	-
	Derivatives:
	Equity Contracts
	Futures	104,959	104,959	-	-

	Total	$91,280,772	$87,815,029	$3,456,935	$8,808

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-66

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	5,653	$14,246

Total Rights (Cost $0)		14,246

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @ $10.50 Exp 04/15/16 *	1,289	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 94.4%

Consumer Discretionary - 11.1%

1-800-Flowers.com Inc ‘A’ *	3,638	29,977
2U Inc *	996	19,581
Aeropostale Inc *	12,162	28,216
AH Belo Corp ‘A’	2,857	29,656
AMC Entertainment Holdings Inc ‘A’	3,072	80,425
America’s Car-Mart Inc *	1,006	53,700
American Eagle Outfitters Inc	28,805	399,813
American Public Education Inc *	128	4,719
Arctic Cat Inc	1,298	46,079
Ascent Capital Group Inc ‘A’ *	2,082	110,200
Barnes & Noble Inc *	6,155	142,919
Beazer Homes USA Inc *	2,368	45,844
bebe stores Inc	4,952	10,845
Belmond Ltd ‘A’ * (Bermuda)	14,512	179,513
Big 5 Sporting Goods Corp	2,723	39,837
Biglari Holdings Inc *	252	100,677
BJ’s Restaurants Inc *	2,434	122,211
Black Diamond Inc *	3,489	30,529
Bob Evans Farms Inc	3,707	189,724
Boot Barn Holdings Inc *	395	7,189
Boyd Gaming Corp *	2,358	30,135
Bravo Brio Restaurant Group Inc *	331	4,604
Bridgepoint Education Inc *	2,543	28,787
Brown Shoe Co Inc	3,314	106,545
Brunswick Corp	6,860	351,644
Build-A-Bear Workshop Inc *	436	8,764
Burlington Stores Inc *	422	19,944
Caesars Acquisition Co ‘A’ *	6,965	71,809
Caesars Entertainment Corp *	6,553	102,817
Callaway Golf Co	11,409	87,849
Career Education Corp *	10,112	70,380
Carriage Services Inc	1,942	40,685
Carrols Restaurant Group Inc *	5,015	38,264
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	10,812	34,707
Century Communities Inc *	541	9,348
Chegg Inc *	10,868	75,098
Churchill Downs Inc	686	65,376
Cinedigm Corp ‘A’ *	9,527	15,434
Citi Trends Inc *	2,353	59,413
Columbia Sportswear Co	1,352	60,218
Cooper Tire & Rubber Co	7,798	270,201
Cooper-Standard Holding Inc *	1,937	112,114
Core-Mark Holding Co Inc	3,078	190,621
Cracker Barrel Old Country Store Inc	185	26,041
Crocs Inc *	10,608	132,494

	Shares	Value
Crown Media Holdings Inc ‘A’ *	1,116	$3,951
CSS Industries Inc	1,346	37,203
Culp Inc	1,144	24,802
Cumulus Media Inc ‘A’ *	7,225	30,562
Daily Journal Corp *	156	41,030
Dana Holding Corp	12,724	276,620
Dave & Buster’s Entertainment Inc *	162	4,423
Denny’s Corp *	4,236	43,673
Destination Maternity Corp	1,711	27,290
Destination XL Group Inc *	4,501	24,575
Dex Media Inc *	2,322	20,828
DineEquity Inc	1,514	156,911
El Pollo Loco Holdings Inc *	288	5,751
Empire Resorts Inc *	2,419	18,771
Entercom Communications Corp ‘A’ *	3,581	43,545
Entravision Communications Corp ‘A’	502	3,253
Eros International PLC * (United Kingdom)	2,048	43,336
Escalade Inc	1,228	18,531
Ethan Allen Interiors Inc	3,740	115,828
EVINE Live Inc *	4,384	28,891
Express Inc *	11,924	175,164
Federal-Mogul Holdings Corp *	4,253	68,431
Flexsteel Industries Inc	752	24,252
Fred’s Inc ‘A’	5,405	94,101
FTD Cos Inc *	2,511	87,433
Fuel Systems Solutions Inc *	2,079	22,744
Gaiam Inc ‘A’ *	2,295	16,363
Genesco Inc *	3,277	251,084
Global Eagle Entertainment Inc *	1,501	20,429
Global Sources Ltd * (Bermuda)	2,058	13,089
Group 1 Automotive Inc	2,922	261,870
Guess? Inc	9,231	194,589
Harte-Hanks Inc	7,515	58,166
Haverty Furniture Cos Inc	2,995	65,920
Helen of Troy Ltd * (Bermuda)	2,670	173,710
Hemisphere Media Group Inc *	1,317	17,766
hhgregg Inc *	1,028	7,782
Houghton Mifflin Harcourt Co *	16,128	334,011
Hovnanian Enterprises Inc ‘A’ *	17,234	71,176
Iconix Brand Group Inc *	4,645	156,955
International Speedway Corp ‘A’	4,151	131,379
Interval Leisure Group Inc	1,360	28,410
Intrawest Resorts Holdings Inc *	2,056	24,549
Isle of Capri Casinos Inc *	3,188	26,684
ITT Educational Services Inc *	3,213	30,877
JAKKS Pacific Inc *	2,779	18,897
Johnson Outdoors Inc ‘A’	696	21,715
Journal Communications Inc ‘A’ *	6,704	76,627
K12 Inc *	3,028	35,942
KB Home	3,334	55,178
Kirkland’s Inc *	840	19,858
La Quinta Holdings Inc *	1,873	41,318
La-Z-Boy Inc	1,185	31,805
Lands’ End Inc *	2,432	131,231
LeapFrog Enterprises Inc *	9,681	45,694
Lee Enterprises Inc *	7,766	28,579
LGI Homes Inc *	1,619	24,155
Libbey Inc *	176	5,533
Life Time Fitness Inc *	5,723	324,036
Lifetime Brands Inc	1,589	27,331
M/I Homes Inc *	3,540	81,278
MarineMax Inc *	3,699	74,165
Marriott Vacations Worldwide Corp	4,013	299,129
Martha Stewart Living Omnimedia Inc ‘A’ *	1,065	4,590
MDC Holdings Inc	5,881	155,670
MDC Partners Inc ‘A’ (Canada)	4,826	109,647
Media General Inc *	8,158	136,483
Meredith Corp	5,371	291,753
Meritage Homes Corp *	5,756	207,158
Modine Manufacturing Co *	5,042	68,571

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-67

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Monarch Casino & Resort Inc *	1,484	$24,620
Morgans Hotel Group Co *	3,047	23,888
Movado Group Inc	1,511	42,867
NACCO Industries Inc ‘A’	702	41,671
National CineMedia Inc	7,212	103,636
Nautilus Inc *	1,834	27,840
New Media Investment Group Inc	5,398	127,555
New York & Co Inc *	2,236	5,903
Office Depot Inc *	79,393	680,795
Orbitz Worldwide Inc *	4,071	33,504
Pacific Sunwear of California Inc *	554	1,208
Penn National Gaming Inc *	11,799	162,000
Perry Ellis International Inc *	1,753	45,455
Quiksilver Inc *	6,800	15,028
ReachLocal Inc *	691	2,377
Reading International Inc ‘A’ *	2,629	34,861
Regis Corp *	6,551	109,795
Remy International Inc	4,245	88,805
Rent-A-Center Inc	7,812	283,732
Rentrak Corp *	125	9,102
Ruby Tuesday Inc *	9,175	62,757
Ruth’s Hospitality Group Inc	1,945	29,175
Saga Communications Inc ‘A’	393	17,088
Salem Communications Corp ‘A’	1,649	12,895
Scholastic Corp	3,957	144,114
Scientific Games Corp ‘A’ *	2,705	34,435
Sears Hometown & Outlet Stores Inc *	1,707	22,447
Sequential Brands Group Inc *	465	6,078
SFX Entertainment Inc *	6,267	28,390
Shiloh Industries Inc *	83	1,306
Shoe Carnival Inc	2,315	59,472
Shutterfly Inc *	2,292	95,565
Sizmek Inc *	3,366	21,071
Skechers U.S.A. Inc ‘A’ *	1,497	82,709
Skullcandy Inc *	3,004	27,607
Sonic Automotive Inc ‘A’	5,987	161,888
Sonic Corp	2,441	66,468
Spartan Motors Inc	4,818	25,343
Speedway Motorsports Inc	1,763	38,557
Sportsman’s Warehouse Holdings Inc *	812	5,944
Stage Stores Inc	4,671	96,690
Standard Motor Products Inc	1,212	46,201
Standard Pacific Corp *	21,764	158,660
Stein Mart Inc	4,176	61,053
Steiner Leisure Ltd * (Bahamas)	1,965	90,803
Stoneridge Inc *	1,048	13,477
Strattec Security Corp	92	7,597
Superior Industries International Inc	3,477	68,810
Systemax Inc *	1,737	23,449
The Bon-Ton Stores Inc	2,275	16,858
The Cato Corp ‘A’	3,502	147,714
The Children’s Place Inc	3,313	188,841
The Dixie Group Inc *	425	3,897
The EW Scripps Co ‘A’ *	4,731	105,738
The Finish Line Inc ‘A’	5,427	131,930
The Habit Restaurants Inc ‘A’ *	147	4,755
The Marcus Corp	2,752	50,940
The McClatchy Co ‘A’ *	8,687	28,841
The Men’s Wearhouse Inc	1,442	63,664
The New Home Co Inc *	1,324	19,172
The New York Times Co ‘A’	20,482	270,772
The Pep Boys-Manny Moe & Jack *	7,872	77,303
The Ryland Group Inc	6,942	267,684
Tilly’s Inc ‘A’ *	1,421	13,769
Time Inc	16,346	402,275
Townsquare Media Inc ‘A’ *	564	7,445
Travelport Worldwide Ltd (Bermuda)	2,448	44,064
TRI Pointe Homes Inc *	19,655	299,739
Tuesday Morning Corp *	1,253	27,190
UCP Inc ‘A’ *	1,257	13,198

	Shares	Value
Unifi Inc *	2,152	$63,979
Universal Technical Institute Inc	3,113	30,632
Vitamin Shoppe Inc *	2,310	112,220
VOXX International Corp *	2,853	24,992
Wayfair Inc ‘A’ *	980	19,453
WCI Communities Inc *	1,715	33,580
Weight Watchers International Inc *	331	8,222
West Marine Inc *	2,656	34,316
Weyco Group Inc	971	28,810
William Lyon Homes ‘A’ *	2,336	47,351
Zumiez Inc *	679	26,230

		15,318,262

Consumer Staples - 2.7%

Alico Inc	431	21,563
Alliance One International Inc *	12,635	19,963
B&G Foods Inc	471	14,083
Boulder Brands Inc *	610	6,747
Central Garden & Pet Co ‘A’ *	5,898	56,326
Chiquita Brands International Inc *	7,099	102,652
Coca-Cola Bottling Co Consolidated	49	4,313
Craft Brew Alliance Inc *	285	3,802
Darling Ingredients Inc *	19,619	356,281
Dean Foods Co	13,863	268,665
Diplomat Pharmacy Inc *	1,043	28,547
Elizabeth Arden Inc *	3,855	82,458
Fresh Del Monte Produce Inc (Cayman)	5,388	180,767
Freshpet Inc *	734	12,522
Harbinger Group Inc *	7,345	104,005
Ingles Markets Inc ‘A’	2,012	74,625
Inter Parfums Inc	2,299	63,108
John B Sanfilippo & Son Inc	1,199	54,555
Lancaster Colony Corp	1,010	94,576
Nature’s Sunshine Products Inc	1,543	22,867
Nutraceutical International Corp *	1,285	27,705
Oil-Dri Corp of America	632	20,622
Omega Protein Corp *	3,215	33,983
Orchids Paper Products Co	191	5,560
Post Holdings Inc *	6,516	272,955
Revlon Inc ‘A’ *	1,244	42,495
Roundy’s Inc *	6,249	30,245
Sanderson Farms Inc	506	42,517
Seaboard Corp *	39	163,720
Seneca Foods Corp ‘A’ *	1,186	32,058
Smart & Final Stores Inc *	819	12,883
Snyder’s-Lance Inc	7,128	217,760
SpartanNash Co	5,666	148,109
SUPERVALU Inc *	30,015	291,145
Synutra International Inc *	196	1,192
The Andersons Inc	341	18,121
The Chefs’ Warehouse Inc *	438	10,092
The Female Health Co	854	3,348
The Pantry Inc *	3,476	128,821
Tootsie Roll Industries Inc	276	8,459
TreeHouse Foods Inc *	3,034	259,498
Universal Corp	3,463	152,303
Vector Group Ltd	4,172	88,905
Village Super Market Inc ‘A’	998	27,315
Weis Markets Inc	1,620	77,468

		3,689,704

Energy - 3.9%

Adams Resources & Energy Inc	275	13,736
Alon USA Energy Inc	2,911	36,882
Alpha Natural Resources Inc *	32,519	54,307
American Eagle Energy Corp *	4,008	2,495
Amyris Inc *	3,526	7,264
Apco Oil & Gas International Inc * (Cayman)	1,128	15,826
Approach Resources Inc *	3,422	21,867
Arch Coal Inc	31,677	56,385

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-68

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Ardmore Shipping Corp	2,590	$31,002
Aspen Aerogels Inc *	293	2,338
Bill Barrett Corp *	7,497	85,391
BPZ Resources Inc *	8,808	2,546
Bristow Group Inc	5,304	348,950
C&J Energy Services Inc *	1,007	13,302
Callon Petroleum Co *	8,082	44,047
CHC Group Ltd * (Cayman)	5,015	16,148
Clean Energy Fuels Corp *	4,463	22,293
Cloud Peak Energy Inc *	9,221	84,649
Comstock Resources Inc	7,261	49,447
Contango Oil & Gas Co *	2,638	77,135
Dawson Geophysical Co	1,250	15,287
Delek US Holdings Inc	4,258	116,158
DHT Holdings Inc	13,564	99,153
Dorian LPG Ltd *	1,140	15,835
Eclipse Resources Corp *	2,448	17,209
Emerald Oil Inc *	8,931	10,717
Energy XXI Ltd (Bermuda)	14,139	46,093
Era Group Inc *	3,015	63,767
EXCO Resources Inc	14,375	31,194
Exterran Holdings Inc	8,752	285,140
FMSA Holdings Inc *	1,984	13,729
Forum Energy Technologies Inc *	5,601	116,109
Frontline Ltd * (Bermuda)	9,284	23,303
GasLog Ltd (Bermuda)	5,154	104,884
Gastar Exploration Inc *	473	1,140
Geospace Technologies Corp *	1,770	46,905
Green Plains Inc	870	21,559
Gulf Island Fabrication Inc	1,413	27,398
Gulfmark Offshore Inc ‘A’	4,050	98,901
Halcon Resources Corp *	39,168	69,719
Hallador Energy Co	1,610	17,726
Harvest Natural Resources Inc *	6,067	10,981
Helix Energy Solutions Group Inc *	15,490	336,133
Hercules Offshore Inc *	24,241	24,241
Hornbeck Offshore Services Inc *	5,449	136,062
Independence Contract Drilling Inc *	997	5,204
ION Geophysical Corp *	16,457	45,257
Key Energy Services Inc *	20,036	33,460
Matador Resources Co *	4,787	96,841
McDermott International Inc * (Panama)	35,735	103,989
Midstates Petroleum Co Inc *	5,286	7,982
Miller Energy Resources Inc *	4,530	5,662
Mitcham Industries Inc *	1,783	10,573
Natural Gas Services Group Inc *	1,869	43,062
Navios Maritime Acquisition Corp	12,722	46,181
Newpark Resources Inc *	12,698	121,139
Nordic American Offshore Ltd *	1,553	19,071
Nordic American Tankers Ltd (Bermuda)	13,439	135,331
North Atlantic Drilling Ltd (Bermuda)	8,154	13,291
Northern Oil & Gas Inc *	9,229	52,144
Nuverra Environmental Solutions Inc *	2,249	12,482
Pacific Ethanol Inc *	3,388	34,998
Parker Drilling Co *	18,353	56,344
PDC Energy Inc *	4,987	205,813
Penn Virginia Corp *	9,960	66,533
PetroQuest Energy Inc *	925	3,460
PHI Inc *	1,755	65,637
Pioneer Energy Services Corp *	2,564	14,205
Quicksilver Resources Inc *	16,502	3,271
Renewable Energy Group Inc *	5,278	51,249
Resolute Energy Corp *	11,454	15,119
REX American Resources Corp *	212	13,138
Rosetta Resources Inc *	8,050	179,595
RSP Permian Inc *	2,467	62,020
Sanchez Energy Corp *	2,987	27,749
Scorpio Tankers Inc	24,136	209,742
SEACOR Holdings Inc *	2,693	198,770
Ship Finance International Ltd (Bermuda)	8,838	124,793

	Shares	Value
Stone Energy Corp *	8,439	$142,450
Swift Energy Co *	6,553	26,540
Teekay Tankers Ltd ‘A’	9,330	47,210
Tesco Corp (Canada)	4,763	61,062
TETRA Technologies Inc *	11,845	79,125
TransAtlantic Petroleum Ltd * (Bermuda)	1,422	7,665
Triangle Petroleum Corp *	4,015	19,192
VAALCO Energy Inc *	7,404	33,762
Vantage Drilling Co * (Cayman)	32,282	15,779
W&T Offshore Inc	3,106	22,798
Warren Resources Inc *	11,022	17,745
Westmoreland Coal Co *	2,204	73,195

		5,365,981

Financials - 38.6%

1st Source Corp	2,214	75,962
Acadia Realty Trust REIT	9,517	304,830
AG Mortgage Investment Trust Inc REIT	4,437	82,395
Agree Realty Corp REIT	2,527	78,564
Alexander & Baldwin Inc	7,207	282,947
Alexander’s Inc REIT	22	9,618
Altisource Asset Management Corp *	41	12,715
Altisource Residential Corp REIT	8,626	167,344
Ambac Financial Group Inc *	6,736	165,032
American Assets Trust Inc REIT	3,751	149,327
American Capital Mortgage Investment Corp REIT	7,757	146,142
American Equity Investment Life Holding Co	11,025	321,820
American National Bankshares Inc	1,131	28,060
American Realty Capital Healthcare Trust Inc REIT	25,516	303,640
American Residential Properties Inc REIT *	4,981	87,516
Ameris Bancorp	3,825	98,073
AMERISAFE Inc	2,820	119,455
Ames National Corp	1,249	32,399
AmREIT Inc	2,935	77,895
AmTrust Financial Services Inc	1,236	69,525
Anchor BanCorp Wisconsin Inc *	922	31,754
Anworth Mortgage Asset Corp REIT	16,583	87,061
Apollo Commercial Real Estate Finance Inc REIT	7,092	116,025
Apollo Residential Mortgage Inc REIT	4,940	77,904
Ares Commercial Real Estate Corp REIT	4,492	51,568
Argo Group International Holdings Ltd (Bermuda)	3,872	214,780
Arlington Asset Investment Corp ‘A’	3,015	80,229
Armada Hoffler Properties Inc REIT	4,045	38,387
ARMOUR Residential REIT Inc	54,037	198,856
Arrow Financial Corp	1,658	45,578
Ashford Hospitality Prime Inc REIT	3,570	61,261
Ashford Hospitality Trust Inc REIT	10,542	110,480
Ashford Inc *	121	11,374
Associated Estates Realty Corp REIT	8,730	202,623
Astoria Financial Corp	12,685	169,472
Atlas Financial Holdings Inc * (Cayman)	94	1,534
AV Homes Inc *	1,707	24,871
Aviv REIT Inc	2,740	94,475
Baldwin & Lyons Inc ‘B’	1,418	36,556
Banc of California Inc	4,769	54,700
BancFirst Corp	1,037	65,735
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	4,455	134,096
BancorpSouth Inc	14,225	320,205
Bank Mutual Corp	7,083	48,589
Bank of Marin Bancorp	879	46,227
BankFinancial Corp	2,768	32,828
Banner Corp	2,935	126,264
BBCN Bancorp Inc	11,926	171,496
BBX Capital Corp ‘A’ *	1,215	19,987
Beneficial Mutual Bancorp Inc *	4,341	53,264

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-69

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Berkshire Hills Bancorp Inc	3,822	$101,895
BGC Partners Inc ‘A’	19,007	173,914
Blue Hills Bancorp Inc *	4,205	57,104
BNC Bancorp	3,003	51,682
Boston Private Financial Holdings Inc	11,982	161,398
Bridge Bancorp Inc	1,718	45,957
Bridge Capital Holdings *	1,453	32,518
Brookline Bancorp Inc	10,707	107,391
Bryn Mawr Bank Corp	2,037	63,758
C1 Financial Inc *	508	9,291
Calamos Asset Management Inc ‘A’	2,547	33,926
Camden National Corp	1,083	43,147
Campus Crest Communities Inc REIT	9,605	70,213
Capital Bank Financial Corp ‘A’ *	3,353	89,860
Capital City Bank Group Inc	1,646	25,579
Capitol Federal Financial Inc	21,447	274,093
Capstead Mortgage Corp REIT	14,476	177,765
Cardinal Financial Corp	4,461	88,462
CareTrust REIT Inc	239	2,947
Cascade Bancorp *	4,558	23,656
Cash America International Inc	4,222	95,502
CatchMark Timber Trust Inc ‘A’ REIT	2,877	32,568
Cathay General Bancorp	11,785	301,578
Cedar Realty Trust Inc REIT	12,102	88,829
Centerstate Banks Inc	5,321	63,373
Central Pacific Financial Corp	2,498	53,707
Century Bancorp Inc ‘A’	501	20,070
Chambers Street Properties REIT	35,791	288,475
Charter Financial Corp	2,834	32,449
Chatham Lodging Trust REIT	5,167	149,688
Chemical Financial Corp	4,913	150,534
Chesapeake Lodging Trust REIT	8,285	308,285
CIFC Corp	812	6,715
Citizens & Northern Corp	1,902	39,314
Citizens Inc *	6,497	49,377
City Holding Co	2,372	110,369
Clifton Bancorp Inc	4,045	54,972
CNB Financial Corp	2,167	40,090
CNO Financial Group Inc	30,412	523,695
CoBiz Financial Inc	5,375	70,574
Colony Financial Inc REIT	15,916	379,119
Columbia Banking System Inc	8,478	234,078
Community Bank System Inc	6,090	232,212
Community Trust Bancorp Inc	2,292	83,910
CommunityOne Bancorp *	1,608	18,412
ConnectOne Bancorp Inc	3,352	63,688
Consolidated-Tomoka Land Co	484	27,007
Consumer Portfolio Services Inc *	3,199	23,545
CorEnergy Infrastructure Trust Inc REIT	6,749	43,734
Cousins Properties Inc REIT	32,555	371,778
Cowen Group Inc ‘A’ *	17,143	82,286
Crawford & Co ‘B’	2,997	30,809
CU Bancorp *	1,481	32,123
CubeSmart REIT	24,247	535,131
Customers Bancorp Inc *	3,796	73,870
CVB Financial Corp	15,854	253,981
CyrusOne Inc REIT	4,936	135,987
CYS Investments Inc REIT	24,553	214,102
DCT Industrial Trust Inc REIT	12,242	436,550
DiamondRock Hospitality Co REIT	29,009	431,364
Dime Community Bancshares Inc	4,886	79,544
Donegal Group Inc ‘A’	1,280	20,454
DuPont Fabros Technology Inc REIT	6,555	217,888
Dynex Capital Inc REIT	8,512	70,224
Eagle Bancorp Inc *	1,005	35,698
EastGroup Properties Inc REIT	444	28,114
Education Realty Trust Inc REIT	5,086	186,097
EMC Insurance Group Inc	755	26,772
Employers Holdings Inc	1,927	45,304
Encore Capital Group Inc *	1,225	54,390

	Shares	Value
Enova International Inc *	3,863	$85,990
Enstar Group Ltd * (Bermuda)	1,281	195,852
Enterprise Bancorp Inc	1,141	28,810
Enterprise Financial Services Corp	2,984	58,874
EPR Properties REIT	8,498	489,740
Equity One Inc REIT	9,268	235,037
ESB Financial Corp	1,814	34,357
EverBank Financial Corp	13,492	257,158
Excel Trust Inc REIT	9,346	125,143
Ezcorp Inc ‘A’ *	7,575	89,006
FBL Financial Group Inc ‘A’	1,428	82,867
FBR & Co *	1,193	29,336
FCB Financial Holdings Inc ‘A’ *	1,220	30,061
Federal Agricultural Mortgage Corp ‘C’	1,583	48,028
Federated National Holding Co	241	5,823
FelCor Lodging Trust Inc REIT	18,677	202,085
Fidelity & Guaranty Life	1,650	40,046
Fidelity Southern Corp	2,477	39,904
Fifth Street Asset Management Inc *	308	4,297
Financial Institutions Inc	2,109	53,041
First American Financial Corp	15,912	539,417
First Bancorp Inc	1,418	25,652
First Bancorp NC	2,991	55,244
First BanCorp PR *	15,314	89,893
First Busey Corp	10,736	69,891
First Business Financial Services Inc	568	27,213
First Citizens BancShares Inc ‘A’	1,129	285,400
First Commonwealth Financial Corp	14,118	130,168
First Community Bancshares Inc	2,429	40,006
First Connecticut Bancorp Inc	2,323	37,911
First Defiance Financial Corp	1,391	47,377
First Financial Bancorp	8,647	160,748
First Financial Bankshares Inc	4,314	128,902
First Financial Corp	1,712	60,981
First Financial Northwest Inc	2,109	25,392
First Industrial Realty Trust Inc REIT	16,269	334,491
First Interstate BancSystem Inc ‘A’	2,668	74,224
First Merchants Corp	5,389	122,600
First Midwest Bancorp Inc	11,283	193,052
First NBC Bank Holding Co *	2,275	80,080
First Potomac Realty Trust REIT	8,945	110,560
FirstMerit Corp	24,492	462,654
Flagstar Bancorp Inc *	2,967	46,671
Flushing Financial Corp	4,605	93,343
FNB Corp	25,998	346,293
Forestar Group Inc *	4,839	74,521
Fox Chase Bancorp Inc	1,860	31,006
Franklin Financial Corp *	1,421	30,097
Franklin Street Properties Corp REIT	13,656	167,559
FXCM Inc ‘A’	6,901	114,350
Gain Capital Holdings Inc	3,510	31,660
German American Bancorp Inc	2,012	61,406
Getty Realty Corp REIT	3,970	72,294
GFI Group Inc	11,421	62,244
Glacier Bancorp Inc	11,014	305,859
Gladstone Commercial Corp REIT	2,712	46,565
Glimcher Realty Trust REIT	3,401	46,730
Global Indemnity PLC * (Ireland)	1,267	35,945
Government Properties Income Trust REIT	10,090	232,171
Gramercy Property Trust Inc REIT	27,540	190,026
Great Southern Bancorp Inc	1,524	60,457
Great Western Bancorp Inc *	2,701	61,556
Green Bancorp Inc *	718	8,645
Green Dot Corp ‘A’ *	4,713	96,569
Greenlight Capital Re Ltd ‘A’ * (Cayman)	4,196	136,999
Guaranty Bancorp	2,036	29,400
Hallmark Financial Services Inc *	2,227	26,924
Hampton Roads Bankshares Inc *	5,722	9,613
Hancock Holding Co	12,173	373,711
Hanmi Financial Corp	4,782	104,295

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-70

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	3,713	$52,836
Hatteras Financial Corp REIT	14,131	260,434
HCI Group Inc	455	19,674
Healthcare Realty Trust Inc REIT	14,427	394,146
Heartland Financial USA Inc	2,362	64,010
Heritage Commerce Corp	2,931	25,881
Heritage Financial Corp	4,434	77,817
Heritage Oaks Bancorp	3,344	28,056
Hersha Hospitality Trust REIT	30,212	212,390
Highwoods Properties Inc REIT	13,405	593,573
Hilltop Holdings Inc *	10,160	202,692
Home BancShares Inc	1,600	51,456
Home Loan Servicing Solutions Ltd (Cayman)	10,658	208,044
HomeStreet Inc	2,313	40,269
HomeTrust Bancshares Inc *	3,218	53,612
Horace Mann Educators Corp	6,030	200,075
Horizon Bancorp	1,349	35,263
Hudson Pacific Properties Inc REIT	8,290	249,197
Hudson Valley Holding Corp	2,142	58,177
Iberiabank Corp	4,698	304,665
Independence Holding Co	1,206	16,824
Independent Bank Corp MA	3,579	153,217
Independent Bank Corp MI	2,543	33,186
Independent Bank Group Inc	743	29,022
Infinity Property & Casualty Corp	1,084	83,750
Inland Real Estate Corp REIT	13,280	145,416
International Bancshares Corp	8,136	215,929
INTL. FCStone Inc *	1,721	35,401
Invesco Mortgage Capital Inc REIT	18,566	287,030
Investment Technology Group Inc *	5,466	113,802
Investors Bancorp Inc	46,889	526,329
Investors Real Estate Trust REIT	16,976	138,694
iStar Financial Inc REIT *	12,771	174,324
Janus Capital Group Inc	22,224	358,473
JG Wentworth Co ‘A’ *	1,770	18,868
Kansas City Life Insurance Co	551	26,465
KCG Holdings Inc ‘A’ *	6,896	80,338
Kearny Financial Corp *	1,901	26,139
Kemper Corp	6,856	247,570
Kennedy-Wilson Holdings Inc	9,901	250,495
Kite Realty Group Trust REIT	5,017	144,189
Ladder Capital Corp ‘A’ *	2,332	45,731
Lakeland Bancorp Inc	5,733	67,076
Lakeland Financial Corp	2,486	108,066
LaSalle Hotel Properties REIT	16,592	671,478
LegacyTexas Financial Group Inc	5,362	127,884
Lexington Realty Trust REIT	30,936	339,677
LTC Properties Inc REIT	5,263	227,204
Macatawa Bank Corp	4,078	22,184
Mack-Cali Realty Corp REIT	13,016	248,085
Maiden Holdings Ltd (Bermuda)	6,615	84,606
MainSource Financial Group Inc	2,996	62,676
Manning & Napier Inc	2,006	27,723
Marlin Business Services Corp	1,305	26,792
MB Financial Inc	9,830	323,014
Meadowbrook Insurance Group Inc	7,593	64,237
Medical Properties Trust Inc REIT	25,940	357,453
Medley Management Inc ‘A’	349	5,130
Mercantile Bank Corp	2,537	53,328
Merchants Bancshares Inc	800	24,504
Meta Financial Group Inc	898	31,466
Metro Bancorp Inc *	2,161	56,013
MGIC Investment Corp *	29,370	273,728
MidSouth Bancorp Inc	1,162	20,149
MidWestOne Financial Group Inc	973	28,032
Moelis & Co ‘A’	937	32,729
Monmouth Real Estate Investment Corp REIT	8,324	92,147
Montpelier Re Holdings Ltd (Bermuda)	5,467	195,828

	Shares	Value
National Bank Holdings Corp ‘A’	5,417	$105,144
National Bankshares Inc	979	29,752
National General Holdings Corp	5,363	99,805
National Interstate Corp	807	24,049
National Penn Bancshares Inc	18,566	195,407
National Western Life Insurance Co ‘A’	337	90,737
NBT Bancorp Inc	6,550	172,069
Nelnet Inc ‘A’	3,101	143,669
New Residential Investment Corp REIT	21,350	272,640
New York Mortgage Trust Inc REIT	15,357	118,402
New York REIT Inc	24,468	259,116
NewBridge Bancorp *	4,789	41,712
NewStar Financial Inc *	3,940	50,432
Nicholas Financial Inc * (Canada)	1,557	23,199
NMI Holdings Inc ‘A’ *	7,443	67,955
Northfield Bancorp Inc	7,405	109,594
Northrim BanCorp Inc	1,045	27,421
Northwest Bancshares Inc	14,187	177,763
OceanFirst Financial Corp	2,076	35,583
OFG Bancorp	6,820	113,553
Old Line Bancshares Inc	1,243	19,664
Old National Bancorp	17,215	256,159
OM Asset Management PLC * (United Kingdom)	1,489	24,181
One Liberty Properties Inc REIT	1,803	42,677
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	3,243	52,537
Oppenheimer Holdings Inc ‘A’	1,574	36,596
Opus Bank *	744	21,107
Oritani Financial Corp	6,929	106,707
Owens Realty Mortgage Inc REIT	1,595	23,367
Pacific Continental Corp	2,674	37,917
Pacific Premier Bancorp Inc *	2,544	44,088
Palmetto Bancshares Inc	729	12,174
Park National Corp	1,914	169,351
Park Sterling Corp	6,640	48,804
Parkway Properties Inc REIT	11,862	218,142
Peapack Gladstone Financial Corp	1,795	33,315
Pebblebrook Hotel Trust REIT	10,609	484,089
Penns Woods Bancorp Inc	706	34,778
Pennsylvania REIT	10,346	242,717
PennyMac Financial Services Inc ‘A’ *	727	12,577
PennyMac Mortgage Investment Trust REIT	8,472	178,675
Peoples Bancorp Inc	1,960	50,823
Peoples Financial Services Corp	1,105	54,896
PHH Corp *	7,472	179,029
Physicians Realty Trust REIT	7,243	120,234
PICO Holdings Inc *	3,369	63,506
Pinnacle Financial Partners Inc	5,333	210,867
Piper Jaffray Cos *	2,412	140,113
Platinum Underwriters Holdings Ltd (Bermuda)	3,673	269,672
Preferred Bank	1,672	46,632
Primerica Inc	8,121	440,645
PrivateBancorp Inc	10,628	354,975
Prosperity Bancshares Inc	10,357	573,364
Provident Financial Services Inc	9,061	163,642
PS Business Parks Inc REIT	1,460	116,128
Radian Group Inc	22,700	379,544
RAIT Financial Trust REIT	12,005	92,078
Ramco-Gershenson Properties Trust REIT	11,663	218,565
RE/MAX Holdings Inc ‘A’	1,618	55,417
Redwood Trust Inc REIT	12,519	246,624
Regional Management Corp *	1,614	25,517
Renasant Corp	4,714	136,376
Republic Bancorp Inc ‘A’	1,520	37,574
Republic First Bancorp Inc *	4,764	17,865
Resource America Inc ‘A’	2,110	19,074
Resource Capital Corp REIT	19,962	100,608
Retail Opportunity Investments Corp REIT	13,499	226,648

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-71

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Rexford Industrial Realty Inc REIT	7,087	$111,337
RLI Corp	6,391	315,715
RLJ Lodging Trust REIT	19,448	652,091
Rouse Properties Inc REIT	5,694	105,453
Ryman Hospitality Properties Inc REIT	3,192	168,346
S&T Bancorp Inc	4,458	132,893
Sabra Health Care REIT Inc	450	13,667
Safeguard Scientifics Inc *	3,092	61,283
Safety Insurance Group Inc	1,962	125,588
Sandy Spring Bancorp Inc	3,803	99,182
Saul Centers Inc REIT	252	14,412
Seacoast Banking Corp of Florida *	2,778	38,198
Select Income REIT	5,595	136,574
Selective Insurance Group Inc	8,334	226,435
ServisFirst Bancshares Inc	186	6,129
Sierra Bancorp	1,693	29,729
Silver Bay Realty Trust Corp REIT	5,371	88,944
Simmons First National Corp ‘A’	2,452	99,674
South State Corp	3,613	242,360
Southside Bancshares Inc	3,629	104,914
Southwest Bancorp Inc	3,028	52,566
Sovran Self Storage Inc REIT	664	57,914
Springleaf Holdings Inc *	3,668	132,672
Square 1 Financial Inc ‘A’ *	725	17,908
STAG Industrial Inc REIT	8,475	207,638
Starwood Waypoint Residential Trust REIT	5,938	156,585
State Auto Financial Corp	2,173	48,284
State Bank Financial Corp	4,714	94,186
State National Cos Inc	2,867	34,347
Sterling Bancorp	12,533	180,225
Stewart Information Services Corp	3,172	117,491
Stifel Financial Corp *	9,732	496,527
Stock Yards Bancorp Inc	2,162	72,081
Stonegate Bank	1,418	42,001
Stonegate Mortgage Corp *	1,814	21,695
STORE Capital Corp REIT	4,665	100,811
Strategic Hotels & Resorts Inc REIT *	9,215	121,914
Suffolk Bancorp	1,716	38,970
Summit Hotel Properties Inc REIT	12,824	159,531
Sun Bancorp Inc *	1,276	24,754
Sunstone Hotel Investors Inc REIT	30,446	502,663
Susquehanna Bancshares Inc	27,790	373,220
SWS Group Inc *	4,486	30,998
Symetra Financial Corp	11,144	256,869
Talmer Bancorp Inc ‘A’	2,592	36,392
Tejon Ranch Co *	1,905	56,121
Terreno Realty Corp REIT	6,226	128,442
Territorial Bancorp Inc	1,307	28,166
Texas Capital Bancshares Inc *	4,394	238,726
The Bancorp Inc *	5,078	55,299
The Bank of Kentucky Financial Corp	922	44,505
The First of Long Island Corp	1,795	50,924
The Geo Group Inc REIT	10,762	434,354
The Navigators Group Inc *	1,546	113,384
The Phoenix Cos Inc *	855	58,884
The St Joe Co *	351	6,455
Third Point Reinsurance Ltd * (Bermuda)	8,410	121,861
Tiptree Financial Inc ‘A’ *	1,331	10,781
Tompkins Financial Corp	2,246	124,204
Towne Bank	4,352	65,802
Trade Street Residential Inc REIT	2,852	21,932
Tree.com Inc *	536	25,910
Trico Bancshares	3,314	81,856
Tristate Capital Holdings Inc *	3,189	32,655
Triumph Bancorp Inc *	1,030	13,957
TrustCo Bank Corp NY	14,278	103,658
Trustmark Corp	10,104	247,952
UMB Financial Corp	5,588	317,901
UMH Properties Inc REIT	2,764	26,396
Umpqua Holdings Corp	24,689	419,960

	Shares	Value
Union Bankshares Corp	6,939	$167,091
United Bankshares Inc	10,326	386,709
United Community Banks Inc	7,512	142,277
United Community Financial Corp	7,271	39,045
United Financial Bancorp Inc	6,701	96,226
United Fire Group Inc	3,026	89,963
United Insurance Holdings Corp	189	4,149
Universal Insurance Holdings Inc	223	4,560
Univest Corp of Pennsylvania	2,483	50,256
Urstadt Biddle Properties Inc ‘A’ REIT	1,274	27,875
Valley National Bancorp	33,612	326,373
Walker & Dunlop Inc *	2,861	50,182
Walter Investment Management Corp *	5,536	91,399
Washington Federal Inc	14,965	331,475
Washington REIT	10,041	277,734
Washington Trust Bancorp Inc	2,159	86,749
Waterstone Financial Inc	5,090	66,934
Webster Financial Corp	13,404	436,032
WesBanco Inc	3,924	136,555
West Bancorp Inc	2,382	40,542
Westamerica Bancorp	3,949	193,580
Western Alliance Bancorp *	5,276	146,673
Western Asset Mortgage Capital Corp REIT	6,153	90,449
Whitestone REIT	3,307	49,969
Wilshire Bancorp Inc	10,603	107,408
Wintrust Financial Corp	6,900	322,644
WSFS Financial Corp	1,342	103,186
Yadkin Financial Corp *	3,030	59,540

		53,418,083

Health Care - 5.1%

AAC Holdings Inc *	361	11,162
ACADIA Pharmaceuticals Inc *	948	30,099
Achillion Pharmaceuticals Inc *	11,531	141,255
Addus HomeCare Corp *	858	20,824
Adeptus Health Inc ‘A’ *	422	15,783
Affymetrix Inc *	8,134	80,283
Agenus Inc *	1,677	6,658
Albany Molecular Research Inc *	3,482	56,687
Alliance HealthCare Services Inc *	609	12,783
Almost Family Inc *	1,271	36,795
AMAG Pharmaceuticals Inc *	1,072	45,689
Amedisys Inc *	4,037	118,486
AMN Healthcare Services Inc *	6,993	137,063
Amsurg Corp *	4,960	271,461
Anacor Pharmaceuticals Inc *	3,106	100,168
Analogic Corp	1,833	155,090
AngioDynamics Inc *	3,759	71,459
Ardelyx Inc *	132	2,493
Array BioPharma Inc *	3,894	18,419
Atara Biotherapeutics Inc *	124	3,317
AtriCure Inc *	1,132	22,595
Avalanche Biotechnologies Inc *	146	7,884
Bio-Reference Laboratories Inc *	232	7,454
BioCryst Pharmaceuticals Inc *	2,164	26,314
BioScrip Inc *	10,159	71,011
BioTelemetry Inc *	1,697	17,021
Calithera Biosciences Inc *	127	2,565
Castlight Health Inc ‘B’ *	315	3,685
Catalent Inc *	684	19,070
Celldex Therapeutics Inc *	1,176	21,462
Cellular Dynamics International Inc *	65	418
ChemoCentryx Inc *	4,222	28,836
Civitas Solutions Inc *	517	8,804
CONMED Corp	4,098	184,246
Cross Country Healthcare Inc *	4,535	56,597
CryoLife Inc	4,315	48,889
Cynosure Inc ‘A’ *	2,239	61,393
Cytokinetics Inc *	5,408	43,318
Cytori Therapeutics Inc *	2,851	1,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-72

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
CytRx Corp *	6,297	$17,254
Derma Sciences Inc *	3,376	31,431
Dermira Inc *	143	2,590
Dynavax Technologies Corp *	4,019	67,760
Emergent Biosolutions Inc *	3,747	102,031
Exactech Inc *	1,419	33,446
FibroGen Inc *	165	4,511
Five Star Quality Care Inc *	6,256	25,962
Geron Corp *	22,966	74,639
Greatbatch Inc *	3,744	184,579
Haemonetics Corp *	7,060	264,185
Hanger Inc *	5,188	113,617
HealthEquity Inc *	1,015	25,832
HealthSouth Corp	3,128	120,303
Healthways Inc *	2,191	43,557
Hyperion Therapeutics Inc *	366	8,784
ICU Medical Inc *	1,990	162,981
Idera Pharmaceuticals Inc *	981	4,326
Immune Design Corp *	151	4,648
Immunomedics Inc *	1,294	6,211
Impax Laboratories Inc *	8,398	266,049
Imprivata Inc *	201	2,613
INC Research Holdings Inc ‘A’ *	144	3,699
Inovio Pharmaceuticals Inc *	882	8,097
Integra LifeSciences Holdings Corp *	2,227	120,770
Intersect ENT Inc *	276	5,120
Invacare Corp	4,784	80,180
IPC The Hospitalist Co Inc *	1,111	50,984
Kindred Healthcare Inc	10,363	188,399
Kite Pharma Inc *	175	10,092
Lexicon Pharmaceuticals Inc *	3,722	3,387
LHC Group Inc *	1,802	56,186
Magellan Health Inc *	4,094	245,763
MedAssets Inc *	614	12,133
Merit Medical Systems Inc *	6,339	109,855
Merrimack Pharmaceuticals Inc *	730	8,249
National Healthcare Corp	1,521	95,580
National Research Corp ‘A’	234	3,274
Navidea Biopharmaceuticals Inc *	4,375	8,269
Nektar Therapeutics *	8,138	126,139
NeoStem Inc *	1,675	6,315
Nevro Corp *	194	7,502
NPS Pharmaceuticals Inc *	1,114	39,848
NuVasive Inc *	1,124	53,008
Omeros Corp *	295	7,310
OraSure Technologies Inc *	7,970	80,816
Orthofix International NV * (Netherlands)	2,701	81,192
Osiris Therapeutics Inc *	216	3,454
Otonomy Inc *	121	4,033
OvaScience Inc *	2,240	99,053
Owens & Minor Inc	9,343	328,033
Peregrine Pharmaceuticals Inc *	1,649	2,292
PharMerica Corp *	4,536	93,941
PhotoMedex Inc *	1,712	2,619
PRA Health Sciences Inc *	326	7,896
Progenics Pharmaceuticals Inc *	8,055	60,896
Prothena Corp PLC * (Ireland)	2,894	60,079
PTC Therapeutics Inc *	442	22,882
Radius Health Inc *	154	5,992
RadNet Inc *	428	3,655
Revance Therapeutics Inc *	528	8,944
Rigel Pharmaceuticals Inc *	13,276	30,137
Rockwell Medical Inc *	6,034	62,029
RTI Surgical Inc *	8,324	43,285
Sage Therapeutics Inc *	126	4,612
Sagent Pharmaceuticals Inc *	684	17,175
SciClone Pharmaceuticals Inc *	2,917	25,553
Second Sight Medical Products Inc *	219	2,247
Select Medical Holdings Corp	639	9,202
Sientra Inc *	275	4,617

	Shares	Value
Skilled Healthcare Group Inc ‘A’ *	2,119	$18,160
Spectrum Pharmaceuticals Inc *	7,687	53,271
Surgical Care Affiliates Inc *	104	3,500
SurModics Inc *	1,628	35,979
Symmetry Surgical Inc *	1,403	10,929
T2 Biosystems Inc *	167	3,213
The Ensign Group Inc	192	8,523
The Medicines Co *	935	25,871
Theravance Biopharma Inc * (Cayman)	172	2,566
Theravance Inc	608	8,603
Threshold Pharmaceuticals Inc *	738	2,347
Tornier NV * (Netherlands)	5,350	136,425
TransEnterix Inc *	3,420	9,952
Triple-S Management Corp ‘B’ *	3,649	87,248
Trupanion Inc *	1,445	10,014
Unilife Corp *	3,212	10,760
Universal American Corp *	6,369	59,104
Verastem Inc *	2,775	25,363
Vitae Pharmaceuticals Inc *	152	2,529
WellCare Health Plans Inc *	6,025	494,411
Wright Medical Group Inc *	3,995	107,346
XenoPort Inc *	7,833	68,695
XOMA Corp *	1,987	7,133
Zafgen Inc *	153	4,719
ZS Pharma Inc *	91	3,783

		7,051,475

Industrials - 12.2%

AAR Corp	5,813	161,485
ABM Industries Inc	8,369	239,772
Acacia Research Corp	7,551	127,914
ACCO Brands Corp *	16,852	151,837
Accuride Corp *	365	1,584
Aceto Corp	3,610	78,337
Actuant Corp ‘A’	9,721	264,800
Advanced Drainage Systems Inc	841	19,326
Aegion Corp *	5,215	97,051
Aerovironment Inc *	1,253	34,144
Air Transport Services Group Inc *	7,787	66,657
Aircastle Ltd (Bermuda)	6,816	145,658
Alamo Group Inc	938	45,437
Albany International Corp ‘A’	3,722	141,399
Ameresco Inc ‘A’ *	2,794	19,558
American Railcar Industries Inc	88	4,532
American Science & Engineering Inc	1,034	53,665
Apogee Enterprises Inc	1,749	74,105
Applied Industrial Technologies Inc	3,977	181,311
ArcBest Corp	285	13,215
Argan Inc	1,096	36,869
Astec Industries Inc	2,817	110,736
Atlas Air Worldwide Holdings Inc *	3,720	183,396
Baltic Trading Ltd	6,998	17,565
Barnes Group Inc	7,994	295,858
Beacon Roofing Supply Inc *	5,804	161,351
Brady Corp ‘A’	7,202	196,903
Briggs & Stratton Corp	7,011	143,165
CAI International Inc *	2,433	56,446
Casella Waste Systems Inc ‘A’ *	936	3,781
CBIZ Inc *	6,323	54,125
CDI Corp	2,078	36,801
Ceco Environmental Corp	3,205	49,806
Celadon Group Inc	2,952	66,981
Cenveo Inc *	4,506	9,463
CIRCOR International Inc	289	17,421
Civeo Corp	14,085	57,889
CLARCOR Inc	422	28,122
Columbus McKinnon Corp	2,639	73,998
Comfort Systems USA Inc	4,535	77,639
CRA International Inc *	1,371	41,569
Cubic Corp	2,917	153,551

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-73

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Curtiss-Wright Corp	5,293	$373,633
Deluxe Corp	3,620	225,345
DigitalGlobe Inc *	11,175	346,090
Douglas Dynamics Inc	406	8,701
Ducommun Inc *	1,029	26,013
Dycom Industries Inc *	514	18,036
Dynamic Materials Corp	1,856	29,733
EMCOR Group Inc	9,936	442,053
Encore Wire Corp	755	28,184
Energy Recovery Inc *	3,677	19,378
EnerSys	5,255	324,339
Engility Holdings Inc *	2,657	113,720
Ennis Inc	3,924	52,856
Erickson Inc *	1,011	8,432
ESCO Technologies Inc	3,981	146,899
Esterline Technologies Corp *	4,730	518,786
Federal Signal Corp	9,429	145,584
Franklin Covey Co *	781	15,120
Franklin Electric Co Inc	543	20,379
FreightCar America Inc	1,788	47,042
FRP Holdings Inc *	973	38,151
FTI Consulting Inc *	6,041	233,364
G&K Services Inc ‘A’	2,985	211,487
General Cable Corp	7,353	109,560
Gibraltar Industries Inc *	4,559	74,129
Global Brass & Copper Holdings Inc	347	4,567
Global Power Equipment Group Inc	2,675	36,942
GP Strategies Corp *	584	19,815
GrafTech International Ltd *	16,853	85,276
Granite Construction Inc	5,856	222,645
Great Lakes Dredge & Dock Corp *	8,263	70,731
Griffon Corp	4,735	62,976
Heidrick & Struggles International Inc	2,739	63,134
Heritage-Crystal Clean Inc *	81	999
Hill International Inc *	647	2,484
HNI Corp	534	27,266
Houston Wire & Cable Co	2,547	30,437
Hurco Cos Inc	980	33,408
Huron Consulting Group Inc *	3,173	217,001
ICF International Inc *	2,931	120,112
InnerWorkings Inc *	5,033	39,207
Insteel Industries Inc	155	3,655
International Shipholding Corp	815	12,144
JetBlue Airways Corp *	31,702	502,794
Kadant Inc	1,442	61,559
Kaman Corp	2,010	80,581
Kelly Services Inc ‘A’	4,053	68,982
Kimball International Inc ‘B’	5,172	47,169
Knightsbridge Shipping Ltd (Bermuda)	5,126	23,221
Korn/Ferry International *	3,655	105,118
Kratos Defense & Security Solutions Inc *	6,796	34,116
Layne Christensen Co *	2,815	26,855
LB Foster Co ‘A’	1,574	76,449
Lindsay Corp	303	25,979
LMI Aerospace Inc *	1,573	22,179
LSI Industries Inc	3,028	20,560
Lydall Inc *	325	10,667
Marten Transport Ltd	2,045	44,704
Masonite International Corp * (Canada)	3,828	235,269
Matson Inc	4,216	145,536
Matthews International Corp ‘A’	4,475	217,798
McGrath RentCorp	3,877	139,029
Meritor Inc *	6,900	104,535
Miller Industries Inc	1,520	31,601
Mobile Mini Inc	6,361	257,684
Moog Inc ‘A’ *	5,680	420,490
Mueller Industries Inc	2,975	101,567
Multi-Color Corp	997	55,254
MYR Group Inc *	3,243	88,858
National Presto Industries Inc	719	41,731

	Shares	Value
Navigant Consulting Inc *	7,425	$114,122
Navios Maritime Holdings Inc	11,694	48,062
Neff Corp ‘A’ *	989	11,146
NL Industries Inc	924	7,946
NN Inc	184	3,783
Northwest Pipe Co *	1,420	42,770
Orbital Sciences Corp *	9,077	244,081
Orion Marine Group Inc *	4,214	46,565
PAM Transportation Services Inc *	407	21,099
Paylocity Holding Corp *	911	23,786
Pendrell Corp *	23,594	32,560
Performant Financial Corp *	303	2,015
Plug Power Inc *	25,067	75,201
Ply Gem Holdings Inc *	519	7,256
Powell Industries Inc	1,378	67,618
PowerSecure International Inc *	3,238	37,723
Preformed Line Products Co	394	21,524
Quad/Graphics Inc	3,939	90,439
Quality Distribution Inc *	3,175	33,782
Quanex Building Products Corp	5,266	98,895
Republic Airways Holdings Inc *	7,360	107,382
Resources Connection Inc	5,717	94,045
Revolution Lighting Technologies Inc *	281	379
Roadrunner Transportation Systems Inc *	2,644	61,737
RPX Corp *	7,185	99,009
Rush Enterprises Inc ‘A’ *	855	27,403
Safe Bulkers Inc	6,030	23,577
Scorpio Bulkers Inc *	20,301	39,993
SIFCO Industries Inc	250	7,288
Simpson Manufacturing Co Inc	5,776	199,850
SkyWest Inc	7,447	98,896
SP Plus Corp *	156	3,936
Standex International Corp	527	40,716
Sterling Construction Co Inc *	2,501	15,981
TAL International Group Inc *	3,359	146,352
TCP International Holdings Ltd * (Switzerland)	465	2,860
Teledyne Technologies Inc *	4,310	442,809
Tetra Tech Inc	8,975	239,632
Textainer Group Holdings Ltd (Bermuda)	2,354	80,789
The Brink’s Co	7,090	173,067
The KEYW Holding Corp *	4,902	50,883
Titan International Inc	6,537	69,488
Titan Machinery Inc *	2,195	30,598
TriMas Corp *	818	25,595
TriNet Group Inc *	1,665	52,081
Tutor Perini Corp *	5,591	134,575
Twin Disc Inc	317	6,296
Ultrapetrol Bahamas Ltd * (Bahamas)	3,597	7,698
UniFirst Corp	2,212	268,647
United Stationers Inc	5,776	243,516
Universal Forest Products Inc	3,012	160,238
Universal Truckload Services Inc	320	9,123
USA Truck Inc *	989	28,088
UTi Worldwide Inc * (United Kingdom)	13,381	161,509
Viad Corp	3,053	81,393
Vicor Corp *	2,169	26,245
Virgin America Inc *	1,803	77,980
VSE Corp	626	41,253
Watts Water Technologies Inc ‘A’	3,998	253,633
Werner Enterprises Inc	5,272	164,223
Wesco Aircraft Holdings Inc *	6,571	91,863
West Corp	2,645	87,285
Woodward Inc	3,286	161,770
XPO Logistics Inc *	6,326	258,607
YRC Worldwide Inc *	3,851	86,609

		16,930,590

Information Technology - 9.4%

A10 Networks Inc *	236	1,029
Actua Corp *	6,229	115,050

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-74

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Actuate Corp *	6,761	$44,623
Acxiom Corp *	11,377	230,612
ADTRAN Inc	3,966	86,459
Advanced Energy Industries Inc *	493	11,684
Aerohive Networks Inc *	679	3,259
Agilysys Inc *	2,210	27,824
Alpha & Omega Semiconductor Ltd * (Bermuda)	3,146	27,842
Amber Road Inc *	177	1,809
Amkor Technology Inc *	6,148	43,651
Anixter International Inc *	2,250	199,035
Audience Inc *	1,849	8,136
Axcelis Technologies Inc *	16,343	41,838
Bankrate Inc *	8,949	111,236
Bazaarvoice Inc *	4,234	34,041
Bel Fuse Inc ‘B’	1,460	39,916
Benchmark Electronics Inc *	8,099	206,039
Black Box Corp	2,347	56,093
Blucora Inc *	6,423	88,959
Bottomline Technologies de Inc *	952	24,067
Brooks Automation Inc	9,339	119,072
Cabot Microelectronics Corp *	586	27,730
CACI International Inc ‘A’ *	3,486	300,423
Calix Inc *	6,198	62,104
Cascade Microtech Inc *	1,866	27,262
CEVA Inc *	3,229	58,574
Checkpoint Systems Inc *	6,141	84,316
Ciber Inc *	11,109	39,437
Cirrus Logic Inc *	6,541	154,171
Coherent Inc *	3,469	210,638
Cohu Inc	3,616	43,030
Computer Task Group Inc	2,190	20,871
Comtech Telecommunications Corp	2,321	73,158
Convergys Corp	15,011	305,774
Covisint Corp *	5,402	14,315
CSG Systems International Inc	3,061	76,739
CTS Corp	5,129	91,450
CUI Global Inc *	933	6,951
Daktronics Inc	1,543	19,303
Datalink Corp *	2,851	36,778
Dealertrack Technologies Inc *	1,315	58,268
Demand Media Inc *	1,162	7,111
Dice Holdings Inc *	3,800	38,038
Digi International Inc *	3,349	31,112
Digital River Inc *	4,833	119,520
Diodes Inc *	1,774	48,909
DSP Group Inc *	3,249	35,317
DTS Inc *	1,853	56,980
EarthLink Holdings Corp	15,660	68,747
Eastman Kodak Co *	2,663	57,814
Ebix Inc	4,630	78,664
Electro Rent Corp	2,183	30,649
Electro Scientific Industries Inc	3,751	29,108
Emulex Corp *	10,512	59,603
EnerNOC Inc *	3,042	46,999
Entegris Inc *	9,354	123,566
Entropic Communications Inc *	12,236	30,957
Epiq Systems Inc	4,340	74,127
ePlus Inc *	750	56,767
Everyday Health Inc *	162	2,390
Exar Corp *	5,135	52,377
ExlService Holdings Inc *	2,776	79,699
Extreme Networks Inc *	4,145	14,632
Fabrinet * (Cayman)	5,228	92,745
Fairchild Semiconductor International Inc *	18,467	311,723
FARO Technologies Inc *	358	22,439
Finisar Corp *	861	16,712
FormFactor Inc *	8,193	70,460
Gerber Scientific Inc Escrow Shares * +	1,382	-
Global Cash Access Holdings Inc *	9,861	70,506

	Shares	Value
Globant SA * (Luxembourg)	232	$3,624
Glu Mobile Inc *	1,415	5,519
GSI Group Inc * (Canada)	4,533	66,726
Harmonic Inc *	11,023	77,271
Higher One Holdings Inc *	2,906	12,234
HubSpot Inc *	225	7,562
II-VI Inc *	7,641	104,300
Infinera Corp *	2,773	40,819
Infoblox Inc *	1,187	23,989
Insight Enterprises Inc *	6,140	158,965
Integrated Device Technology Inc *	5,214	102,194
Integrated Silicon Solution Inc	4,516	74,830
Internap Corp *	7,982	63,537
International Rectifier Corp *	10,578	422,062
Intersil Corp ‘A’	19,245	278,475
Intevac Inc *	3,506	27,242
Intralinks Holdings Inc *	5,743	68,342
Itron Inc *	5,788	244,775
Ixia *	7,538	84,802
IXYS Corp	3,764	47,426
Kemet Corp *	6,595	27,699
Kimball Electronics Inc *	3,879	46,626
Kopin Corp *	10,021	36,276
KVH Industries Inc *	533	6,742
Limelight Networks Inc *	9,055	25,082
Liquidity Services Inc *	3,671	29,992
Littelfuse Inc	490	47,368
ManTech International Corp ‘A’	3,615	109,281
Mentor Graphics Corp	14,388	315,385
Mercury Systems Inc *	4,880	67,930
Microsemi Corp *	4,591	130,293
Millennial Media Inc *	11,272	18,035
MKS Instruments Inc	8,010	293,166
MobileIron Inc *	588	5,856
Model N Inc *	765	8,124
ModusLink Global Solutions Inc *	5,061	18,979
MoneyGram International Inc *	4,359	39,623
Monster Worldwide Inc *	13,384	61,834
Multi-Fineline Electronix Inc *	1,336	15,003
Nanometrics Inc *	1,575	26,492
NETGEAR Inc *	5,104	181,600
Newport Corp *	623	11,906
Numerex Corp ‘A’ *	405	4,479
NVE Corp *	407	28,812
Oclaro Inc *	14,354	25,550
OmniVision Technologies Inc *	8,394	218,244
OPOWER Inc *	161	2,291
OSI Systems Inc *	2,319	164,116
Park Electrochemical Corp	3,074	76,635
Paycom Software Inc *	928	24,434
PC Connection Inc	1,427	35,033
Perficient Inc *	1,831	34,112
Pericom Semiconductor Corp *	3,132	42,407
Photronics Inc *	9,379	77,939
Plantronics Inc	729	38,652
Plexus Corp *	3,335	137,435
PMC-Sierra Inc *	17,816	163,195
Polycom Inc *	11,268	152,118
PRGX Global Inc *	4,004	22,903
Procera Networks Inc *	2,708	19,471
Progress Software Corp *	7,618	205,838
Q2 Holdings Inc *	202	3,806
QAD Inc ‘A’	191	4,320
QLogic Corp *	13,131	174,905
Quantum Corp *	20,333	35,786
QuickLogic Corp *	628	1,972
QuinStreet Inc *	4,972	30,180
RealNetworks Inc *	3,517	24,760
Reis Inc	1,121	29,337
Rightside Group Ltd *	1,162	7,809

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Rofin-Sinar Technologies Inc *	4,104	$118,072
Rogers Corp *	1,959	159,541
Rosetta Stone Inc *	3,139	30,637
Rubicon Technology Inc *	3,800	17,366
Rudolph Technologies Inc *	4,217	43,140
Sanmina Corp *	12,175	286,478
Sapiens International Corp NV * (Netherlands)	3,204	23,613
ScanSource Inc *	4,290	172,286
Seachange International Inc *	4,821	30,758
ServiceSource International Inc *	9,922	46,435
Silicon Image Inc *	5,615	30,995
Silicon Laboratories Inc *	1,990	94,764
Silver Spring Networks Inc *	294	2,478
Speed Commerce Inc *	1,426	4,406
Stamps.com Inc *	161	7,726
Sykes Enterprises Inc *	5,411	126,996
SYNNEX Corp	3,739	292,240
Take-Two Interactive Software Inc *	11,463	321,308
TechTarget Inc *	2,469	28,073
TeleCommunication Systems Inc ‘A’ *	6,624	20,667
Telenav Inc *	4,018	26,800
TeleTech Holdings Inc *	1,240	29,363
Tessco Technologies Inc	822	23,838
Tessera Technologies Inc	3,249	116,184
The Hackett Group Inc	3,099	27,240
TiVo Inc *	10,005	118,459
Tremor Video Inc *	4,667	13,394
Trulia Inc *	412	18,964
TTM Technologies Inc *	8,154	61,400
TubeMogul Inc *	267	6,021
Ultra Clean Holdings Inc *	3,093	28,703
Ultratech Inc *	3,370	62,547
Unisys Corp *	3,040	89,619
Varonis Systems Inc *	77	2,528
Veeco Instruments Inc *	5,999	209,245
Verint Systems Inc *	469	27,333
Viasystems Group Inc *	619	10,077
Vishay Precision Group Inc *	1,873	32,141
Vringo Inc *	1,346	740
Xcerra Corp *	4,850	44,426
Yodlee Inc *	250	3,050
YuMe Inc *	3,013	15,186
Zendesk Inc *	168	4,094

		13,015,093

Materials - 4.2%

A Schulman Inc	3,342	135,451
Advanced Emissions Solutions Inc *	145	3,305
AEP Industries Inc *	84	4,885
AK Steel Holding Corp *	26,599	157,998
Allied Nevada Gold Corp *	19,604	17,055
AM Castle & Co *	2,859	22,815
American Vanguard Corp	4,388	50,989
Ampco-Pittsburgh Corp	1,204	23,177
Axiall Corp	10,353	439,692
Berry Plastics Group Inc *	5,735	180,939
Century Aluminum Co *	7,708	188,075
Chase Corp	115	4,139
Coeur Mining Inc *	11,223	57,350
Commercial Metals Co	17,248	280,970
FutureFuel Corp	2,584	33,644
Handy & Harman Ltd *	557	25,639
Hawkins Inc	1,350	58,496
Haynes International Inc	1,779	86,281
Hecla Mining Co	54,238	151,324
Horsehead Holding Corp *	6,597	104,431
Innophos Holdings Inc	1,388	81,129
Innospec Inc	2,906	124,086
Intrepid Potash Inc *	8,400	116,592
Kaiser Aluminum Corp	2,711	193,647

	Shares	Value
KMG Chemicals Inc	1,421	$28,420
Kraton Performance Polymers Inc *	4,761	98,981
Kronos Worldwide Inc	2,611	33,995
Landec Corp *	4,054	55,986
Louisiana-Pacific Corp *	20,921	346,452
LSB Industries Inc *	2,917	91,710
Materion Corp	1,854	65,316
Minerals Technologies Inc	3,726	258,771
Molycorp Inc *	28,173	24,809
Neenah Paper Inc	1,187	71,540
Noranda Aluminum Holding Corp	6,573	23,137
Olin Corp	11,840	269,597
Olympic Steel Inc	1,052	18,705
OM Group Inc	4,835	144,083
PH Glatfelter Co	4,072	104,121
Quaker Chemical Corp	588	54,120
Resolute Forest Products Inc *	9,786	172,331
RTI International Metals Inc *	4,363	110,209
Ryerson Holding Corp *	1,354	13,445
Schnitzer Steel Industries Inc ‘A’	3,980	89,789
Schweitzer-Mauduit International Inc	3,891	164,589
Sensient Technologies Corp	6,916	417,311
Stepan Co	1,534	61,483
Stillwater Mining Co *	1,031	15,197
SunCoke Energy Inc	2,872	55,544
Trecora Resources *	422	6,203
Tredegar Corp	3,672	82,583
Trinseo SA * (Luxembourg)	1,314	22,929
Tronox Ltd ‘A’ (Australia)	9,034	215,732
UFP Technologies Inc *	928	22,815
United States Lime & Minerals Inc	11	801
Universal Stainless & Alloy Products Inc *	1,030	25,905
Walter Energy Inc	7,026	9,696
Wausau Paper Corp	566	6,435
Zep Inc	2,579	39,072

		5,763,921

Telecommunication Services - 0.7%

8x8 Inc *	9,003	82,467
Atlantic Tele-Network Inc	1,388	93,815
Boingo Wireless Inc *	3,460	26,538
Cincinnati Bell Inc *	23,414	74,691
Consolidated Communications Holdings Inc	2,250	62,617
FairPoint Communications Inc *	573	8,142
Globalstar Inc *	41,209	113,325
Hawaiian Telcom Holdco Inc *	1,638	45,160
IDT Corp ‘B’	308	6,255
inContact Inc *	764	6,716
Intelsat SA * (Luxembourg)	3,059	53,104
Iridium Communications Inc *	12,217	119,116
Lumos Networks Corp	383	6,442
magicJack VocalTec Ltd * (Israel)	196	1,592
NTELOS Holdings Corp	1,594	6,679
ORBCOMM Inc *	7,884	51,561
Premiere Global Services Inc *	6,278	66,672
Shenandoah Telecommunications Co	586	18,313
Spok Holdings Inc	3,326	57,739
Vonage Holdings Corp *	25,812	98,344

		999,288

Utilities - 6.5%

Abengoa Yield PLC (United Kingdom)	4,066	111,083
ALLETE Inc	6,579	362,766
American States Water Co	5,408	203,665
Artesian Resources Corp ‘A’	1,075	24,284
Atlantic Power Corp (Canada)	18,438	49,967
Avista Corp	9,001	318,185
Black Hills Corp	6,596	349,852
California Water Service Group	7,182	176,749
Chesapeake Utilities Corp	2,136	106,074

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Cleco Corp	8,981	$489,824
Connecticut Water Service Inc	1,646	59,733
Dynegy Inc *	18,261	554,221
El Paso Electric Co	6,026	241,402
IDACORP Inc	7,516	497,484
MGE Energy Inc	5,180	236,260
Middlesex Water Co	2,367	54,583
New Jersey Resources Corp	6,303	385,744
Northwest Natural Gas Co	4,068	202,993
NorthWestern Corp	6,966	394,136
NRG Yield Inc ‘A’	3,571	168,337
ONE Gas Inc	7,712	317,889
Ormat Technologies Inc	1,692	45,989
Otter Tail Corp	5,466	169,227
Piedmont Natural Gas Co Inc	11,558	455,501
PNM Resources Inc	11,800	349,634
Portland General Electric Co	11,609	439,168
SJW Corp	1,892	60,771
South Jersey Industries Inc	4,944	291,350
Southwest Gas Corp	6,886	425,624
Spark Energy Inc ‘A’	482	6,791
TerraForm Power Inc ‘A’	2,142	66,145
The Empire District Electric Co	6,474	192,537
The Laclede Group Inc	6,459	343,619
The York Water Co	644	14,947
UIL Holdings Corp	8,375	364,648
Unitil Corp	2,103	77,117
Vivint Solar Inc *	1,760	16,227
WGL Holdings Inc	7,694	420,246

		9,044,772

Total Common Stocks (Cost $115,209,120)		130,597,169

EXCHANGE-TRADED FUND - 1.5%

iShares Russell 2000 Value	19,896	2,023,025

Total Exchange-Traded Fund (Cost $1,927,447)		2,023,025

	Principal Amount

SHORT-TERM INVESTMENT - 3.9%

Repurchase Agreement - 3.9%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $5,438,745; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $5,547,600)	$5,438,745	5,438,745

Total Short-Term Investment (Cost $5,438,745)		5,438,745

TOTAL INVESTMENTS - 99.8% (Cost $122,575,312)		138,073,185

OTHER ASSETS & LIABILITIES, NET - 0.2%		272,540

NET ASSETS - 100.0%		$138,345,725

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	38.6%
Industrials	12.2%
Consumer Discretionary	11.1%
Information Technology	9.4%
Utilities	6.5%
Health Care	5.1%
Materials	4.2%
Short-Term Investment	3.9%
Energy	3.9%
Others (each less than 3.0%)	4.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $14,246 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	48	$177,312

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-77

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$14,246	$-	$-	$14,246
	Common Stocks (1)	130,597,169	130,597,169	-	-
	Exchange-Traded Fund	2,023,025	2,023,025	-	-
	Short-Term Investment	5,438,745	-	5,438,745	-
	Derivatives:
	Equity Contracts
	Futures	177,312	177,312	-	-

	Total	$138,250,497	$132,797,506	$5,438,745	$14,246

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-78

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

South Korea - 0.0%

DGB Financial Group Inc Exp 01/13/15 *	383	$401

Total Rights (Cost $0)		401

PREFERRED STOCKS - 4.0%

Brazil - 3.8%

AES Tiete SA	2,800	19,122
Banco Bradesco SA	65,125	870,753
Banco Bradesco SA ADR	9,270	123,940
Banco do Estado do Rio Grande do Sul SA ‘B’	5,200	28,096
Braskem SA ‘A’ ADR	5,100	65,841
Centrais Eletricas Brasileiras SA ‘B’	3,500	10,171
Centrais Eletricas Brasileiras SA ADR	800	2,296
Cia Brasileira de Distribuicao ‘A’	5,644	207,816
Cia Brasileira de Distribuicao ADR ‘A’	1,400	51,562
Cia de Transmissao de Energia Eletrica Paulista	3,300	50,941
Cia Energetica de Minas Gerais	29,861	145,874
Cia Energetica de Sao Paulo ‘B’	6,450	65,036
Cia Paranaense de Energia ADR ‘B’	6,993	92,098
Gerdau SA	21,761	77,203
Gerdau SA ADR	6,842	24,289
Itau Unibanco Holding SA	70,083	911,248
Itau Unibanco Holding SA ADR	27,592	358,972
Lojas Americanas SA	16,528	107,122
Oi SA *	10,100	32,304
Oi SA ADR *	1,554	4,957
Petroleo Brasileiro SA	41,282	156,436
Petroleo Brasileiro SA ADR	30,052	227,794
Suzano Papel e Celulose SA ‘A’	17,993	76,100
Telefonica Brasil SA	6,100	107,739
Ultrapar Participacoes SA ADR	3,300	62,931
Usinas Siderurgicas de Minas Gerais SA ‘A’ *	12,805	24,315
Vale SA	42,400	307,667
Vale SA ADR	22,595	164,040

		4,376,663

Colombia - 0.2%

Banco Davivienda SA	3,684	42,932
Bancolombia SA ADR	3,643	174,427
Grupo Aval Acciones y Valores	83,725	45,070
Grupo de Inversiones Suramericana SA	2,699	44,435

		306,864

Total Preferred Stocks (Cost $6,729,345)		4,683,527

COMMON STOCKS - 95.1%

Bermuda - 1.1%

Beijing Enterprises Water Group Ltd *	74,000	50,057
Brilliance China Automotive Holdings Ltd	60,000	96,126
China Gas Holdings Ltd	58,000	90,543
China Resources Gas Group Ltd	26,000	67,256
COSCO Pacific Ltd	73,511	104,118
Credicorp Ltd	2,335	374,020
Haier Electronics Group Co Ltd	29,000	68,536
Hanergy Thin Film Power Group Ltd *	378,000	136,690
Kunlun Energy Co Ltd	134,000	126,888

	Shares	Value
Sihuan Pharmaceutical Holdings Group Ltd	108,000	$71,844
VimpelCom Ltd ADR	14,932	62,341

		1,248,419

Brazil - 6.1%

AES Tiete SA	1,400	8,107
ALL-America Latina Logistica SA	14,902	28,346
Ambev SA	100,940	627,441
Ambev SA ADR	48,250	300,115
Banco Bradesco SA	21,637	278,579
Banco do Brasil SA	33,311	294,695
BB Seguridade Participacoes SA	20,705	248,542
BM&FBovespa SA	61,614	228,247
BR Malls Participacoes SA	15,813	96,692
BRF SA	10,427	243,777
BRF SA ADR	3,422	79,904
CCR SA	37,272	214,016
Centrais Eletricas Brasileiras SA ADR	26,771	57,290
CETIP SA - Mercados Organizados	12,100	146,544
Cia de Saneamento Basico do Estado de Sao Paulo	4,287	26,975
Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,800	49,062
Cia Energetica de Minas Gerais	5,100	26,406
Cia Hering	2,200	16,752
Cia Siderurgica Nacional SA	50,607	105,210
Cia Siderurgica Nacional SA ADR	8,700	18,096
Cielo SA	26,080	408,691
Cosan Logistica SA *	3,876	4,144
Cosan SA Industria e Comercio	3,876	42,034
CPFL Energia SA	5,200	35,307
CPFL Energia SA ADR	1,160	15,741
Cyrela Brazil Realty SA Empreendimentos e Participacoes	11,300	46,558
Duratex SA	10,010	30,218
EcoRodovias Infraestrutura e Logistica SA	6,000	24,042
Embraer SA ADR	8,321	306,712
Estacio Participacoes SA	12,800	113,276
Fibria Celulose SA *	5,500	66,775
Fibria Celulose SA ADR *	2,900	35,177
Gerdau SA	1,800	5,402
Grendene SA	836	4,808
Hypermarcas SA *	13,600	85,149
Itau Unibanco Holding SA	9,378	112,795
JBS SA	42,072	177,176
Klabin SA	34,682	189,161
Kroton Educacional SA	36,600	210,891
Localiza Rent a Car SA	9,935	132,339
Lojas Americanas SA	2,603	12,820
Lojas Renner SA	3,300	94,125
M Dias Branco SA	1,200	41,059
Multiplan Empreendimentos Imobiliarios SA	2,500	44,106
Natura Cosmeticos SA	4,821	57,737
Odontoprev SA	7,400	27,380
Oi SA *	567	1,916
Oi SA ADR *	116	390
Petroleo Brasileiro SA	32,250	117,744
Petroleo Brasileiro SA ADR	18,494	135,006
Porto Seguro SA	8,700	98,690
Qualicorp SA *	7,800	81,026
Raia Drogasil SA	4,800	45,591
Souza Cruz SA	14,000	101,713
Telefonica Brasil SA ADR	1,590	28,111
Tim Participacoes SA	23,600	104,852
TOTVS SA	5,028	66,157
Tractebel Energia SA	6,200	78,210
Transmissora Alianca de Energia Eletrica SA	7,238	51,312
Ultrapar Participacoes SA	10,902	207,857
Vale SA	20,300	166,264

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-79

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Vale SA ADR	21,437	$175,355
WEG SA	9,620	110,119

		6,988,732

Canada - 0.0%

Rio Alto Mining Ltd *	16,802	41,333

Cayman - 3.4%

AAC Technologies Holdings Inc	5,000	26,571
Agile Property Holdings Ltd	20,250	11,420
Airtac International Group	5,000	44,890
Belle International Holdings Ltd	103,000	115,307
Biostime International Holdings Ltd	2,500	5,117
China Hongqiao Group Ltd	37,000	24,773
China Medical System Holdings Ltd	33,000	54,179
China Mengniu Dairy Co Ltd	29,000	118,915
China Resources Cement Holdings Ltd	116,000	74,814
China Resources Land Ltd	74,000	194,230
China State Construction International Holdings Ltd	48,000	67,071
Country Garden Holdings Co Ltd	296,580	118,002
ENN Energy Holdings Ltd	18,000	101,792
Eurasia Drilling Co Ltd GDR (LI) ~	2,982	52,748
Evergrande Real Estate Group Ltd	342,000	137,908
GCL-Poly Energy Holdings Ltd *	443,000	103,113
Geely Automobile Holdings Ltd	145,000	45,758
Greentown China Holdings Ltd	28,500	28,082
Hengan International Group Co Ltd	16,500	171,799
Longfor Properties Co Ltd	31,500	40,424
New World China Land Ltd	76,000	44,951
Shenzhou International Group Holdings Ltd	19,000	62,646
Shimao Property Holdings Ltd	73,926	164,377
Sino Biopharmaceutical Ltd	48,000	43,418
SOHO China Ltd	81,000	56,954
Tencent Holdings Ltd	115,400	1,655,798
Tingyi Cayman Islands Holding Corp	38,000	86,357
TPK Holding Co Ltd	4,000	23,754
Uni-President China Holdings Ltd	29,000	26,674
Want Want China Holdings Ltd	170,000	223,014
Zhen Ding Technology Holding Ltd	4,000	10,648

		3,935,504

Chile - 1.7%

AES Gener SA	91,534	48,351
Aguas Andinas SA ‘A’	94,304	54,493
Banco de Chile ADR	1,255	86,520
Banco de Credito e Inversiones	862	42,521
Banco Santander Chile	1,004,805	49,666
Banco Santander Chile ADR	1,558	30,724
CAP SA	4,637	20,364
Cencosud SA	50,363	127,464
Cia Cervecerias Unidas SA ADR	2,000	37,100
Colbun SA	179,217	47,485
Corpbanca SA	8,315,556	98,616
E.CL SA	30,635	44,509
Empresa Nacional de Electricidad SA ADR	4,241	189,742
Empresas CMPC SA	59,662	148,384
Empresas COPEC SA	13,375	150,098
Enersis SA ADR	12,493	200,263
ENTEL Chile SA	7,009	70,155
Inversiones Aguas Metropolitanas SA	15,078	23,317
Latam Airlines Group SA ADR *	11,817	141,568
Parque Arauco SA	21,031	40,033
SACI Falabella	24,831	166,490
Sigdo Koppers SA	8,610	13,314
Sociedad Quimica y Minera de Chile SA ADR	1,300	31,044
SONDA SA	17,471	41,546

		1,903,767

	Shares	Value
China - 8.7%

Agricultural Bank of China Ltd ‘H’	595,000	$298,826
Air China Ltd ‘H’	58,000	46,829
Aluminum Corp of China Ltd ADR *	2,300	26,496
Angang Steel Co Ltd ‘H’	100,000	84,706
Anhui Conch Cement Co Ltd ‘H’	31,000	115,610
AviChina Industry & Technology Co Ltd ‘H’	20,000	12,253
Bank of China Ltd ‘H’	1,607,400	899,964
Bank of Communications Co Ltd ‘H’	207,925	192,537
BBMG Corp ‘H’	36,500	30,350
Byd Co Ltd ‘H’	11,000	42,417
China BlueChemical Ltd ‘H’	22,000	7,776
China CITIC Bank Corp Ltd ‘H’	230,000	183,771
China Coal Energy Co Ltd ‘H’	146,000	91,024
China Communications Construction Co Ltd ‘H’	156,000	187,538
China Communications Services Corp Ltd ‘H’	68,000	31,827
China Construction Bank Corp ‘H’	1,561,340	1,270,741
China COSCO Holdings Co Ltd ‘H’ *	138,500	67,884
China Eastern Airlines Corp Ltd ‘H’ *	58,000	28,000
China Galaxy Securities Co Ltd ‘H”	48,500	60,376
China International Marine Containers Group Co Ltd ‘H’	10,400	22,944
China Life Insurance Co Ltd ‘H’	90,000	353,036
China Life Insurance Co Ltd ADR	2,253	132,274
China Longyuan Power Group Corp Ltd ‘H’	83,000	85,502
China Merchants Bank Co Ltd ‘H’	111,300	277,755
China Minsheng Banking Corp Ltd ‘H’	144,000	187,783
China National Building Material Co Ltd ‘H’	172,000	166,506
China Oilfield Services Ltd ‘H’	44,000	76,595
China Pacific Insurance Group Co Ltd ‘H’	62,600	313,715
China Petroleum & Chemical Corp ‘H’	382,400	309,596
China Petroleum & Chemical Corp ADR	896	72,585
China Railway Construction Corp Ltd ‘H’	70,000	88,920
China Railway Group Ltd ‘H’	115,000	94,268
China Shenhua Energy Co Ltd ‘H’	84,000	247,377
China Shipping Container Lines Co Ltd ‘H’ *	95,000	29,967
China Telecom Corp Ltd ADR	2,344	137,616
Chongqing Rural Commercial Bank Co Ltd ‘H’	124,000	76,994
CITIC Securities Co Ltd ‘H’	20,500	76,664
CSR Corp Ltd ‘H’	40,000	53,852
Datang International Power Generation Co Ltd ‘H’	64,000	34,264
Dongfeng Motor Group Co Ltd ‘H’	66,000	92,263
Great Wall Motor Co Ltd ‘H’	31,000	174,944
Guangzhou Automobile Group Co Ltd ‘H’	42,000	37,959
Guangzhou R&F Properties Co Ltd ‘H’	40,000	48,658
Huadian Power International Corp Ltd ‘H’	22,000	19,218
Huaneng Power International Inc ‘H’	86,000	116,115
Huaneng Renewables Corp Ltd ‘H’	44,000	14,166
Industrial & Commercial Bank of China Ltd ‘H’	1,813,045	1,317,064
Jiangsu Expressway Co Ltd ‘H’	24,000	28,596
Jiangxi Copper Co Ltd ‘H’	17,000	28,947
Metallurgical Corp of China Ltd ‘H”	69,000	22,762
New China Life Insurance Co Ltd ‘H’	17,200	85,942
PetroChina Co Ltd ‘H’	326,000	362,421
PetroChina Co Ltd ADR	132	14,647
PICC Property & Casualty Co Ltd ‘H’	86,894	168,128
Ping An Insurance Group Co of China Ltd ‘H’	41,500	419,579
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	52,000	41,836
Shanghai Electric Group Co Ltd ‘H’	14,000	7,419
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	4,000	14,348

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-80

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	31,900	$71,705
Sinopec Shanghai Petrochemical Co Ltd ADR	928	27,218
Sinopharm Group Co Ltd ‘H’	21,600	76,027
Tsingtao Brewery Co Ltd ‘H’	6,000	40,544
Weichai Power Co Ltd ‘H’	7,200	30,219
Yanzhou Coal Mining Co Ltd ‘H’	56,000	47,506
Yanzhou Coal Mining Co Ltd ADR	1,600	13,488
Zhaojin Mining Industry Co Ltd ‘H’	29,000	14,634
Zhejiang Expressway Co Ltd ‘H’	12,000	13,947
Zhuzhou CSR Times Electric Co Ltd ‘H’	8,000	46,682
Zijin Mining Group Co Ltd ‘H’	112,000	31,792
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	36,800	27,913
ZTE Corp ‘H’	12,000	25,963

		9,999,788

Colombia - 0.5%

Almacenes Exito SA	7,141	87,082
Banco de Bogota SA	1,231	33,985
Bancolombia SA	6,685	77,062
Cementos Argos SA (BOG)	17,992	76,755
Corp Financiera Colombiana SA	1,061	17,766
Ecopetrol SA	69,336	59,523
Ecopetrol SA ADR	3,773	64,594
Grupo Argos SA	5,291	45,355
Grupo Aval Acciones y Valores (XBOG)	43,742	23,542
Grupo de Inversiones Suramericana SA	2,154	35,890
Grupo Nutresa SA	1,682	20,236
Interconexion Electrica SA ESP	8,404	30,493
Isagen SA ESP	30,541	38,099

		610,382

Cyprus - 0.0%

Globaltrans Investment PLC GDR ~	4,069	20,661

Czech Republic - 0.2%

CEZ AS	6,513	167,426
Komercni banka AS	419	86,320

		253,746

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR	17,245	113,714
Global Telecom Holding SAE GDR *	16,470	46,845

		160,559

Greece - 0.6%

Alpha Bank AE *	173,386	98,077
Ellaktor SA *	169	435
FF Group *	1,448	46,109
Hellenic Petroleum SA *	3,272	15,064
Hellenic Telecommunications Organization SA *	8,164	89,092
JUMBO SA	3,234	32,975
Motor Oil Hellas Corinth Refineries SA	181	1,425
Mytilineos Holdings SA *	3,748	20,933
National Bank of Greece SA *	63,492	112,793
OPAP SA	9,355	99,966
Piraeus Bank SA *	63,542	69,906
Public Power Corp SA *	4,036	26,357
Titan Cement Co SA	1,910	44,265

		657,397

Hong Kong - 3.4%

Beijing Enterprises Holdings Ltd	16,500	128,988
China Everbright International Ltd	100,000	147,404

	Shares	Value
China Merchants Holdings International Co Ltd	26,528	$88,923
China Mobile Ltd	9,000	105,729
China Mobile Ltd ADR	22,350	1,314,627
China Overseas Land & Investment Ltd	106,000	312,828
China Resources Enterprise Ltd	32,000	66,673
China Resources Power Holdings Co Ltd	56,000	143,070
China South City Holdings Ltd	118,000	53,440
China Taiping Insurance Holdings Co Ltd *	18,634	52,879
China Unicom Hong Kong Ltd	10,000	13,420
China Unicom Hong Kong Ltd ADR	11,758	158,145
CITIC Ltd	68,000	115,409
CNOOC Ltd	40,000	54,109
CNOOC Ltd ADR	4,621	625,868
CSPC Pharmaceutical Group Ltd	18,000	15,798
Fosun International Ltd	71,500	93,110
Guangdong Investment Ltd	76,000	98,891
Lenovo Group Ltd	154,000	200,771
Shanghai Industrial Holdings Ltd	17,169	51,264
Sino-Ocean Land Holdings Ltd	156,036	88,377
Sun Art Retail Group Ltd	44,000	43,633

		3,973,356

Hungary - 0.2%

Magyar Telekom Telecommunications PLC *	23,217	30,006
MOL Hungarian Oil & Gas PLC	1,442	63,644
OTP Bank PLC	9,358	135,148
Richter Gedeon Nyrt	2,724	36,571

		265,369

India - 9.0%

ABB India Ltd	264	5,368
ACC Ltd	728	16,076
Adani Enterprises Ltd	4,883	37,372
Adani Ports & Special Economic Zone Ltd	9,699	48,916
Adani Power Ltd *	10,755	7,496
Aditya Birla Nuvo Ltd	2,630	70,084
Ambuja Cements Ltd	30,306	109,481
Apollo Hospitals Enterprise Ltd	2,321	41,490
Asian Paints Ltd	12,372	146,715
Aurobindo Pharma Ltd	8,908	159,568
Axis Bank Ltd	38,235	302,063
Bajaj Auto Ltd	3,358	128,944
Bajaj Holdings & Investment Ltd	804	17,859
Bank of Baroda	4,657	79,348
Bank of India	6,327	29,917
Bharat Forge Ltd	2,639	39,237
Bharat Heavy Electricals Ltd	32,974	137,180
Bharat Petroleum Corp Ltd	8,972	91,753
Bharti Airtel Ltd	15,159	84,274
Bosch Ltd	365	112,444
Cadila Healthcare Ltd	712	18,044
Cairn India Ltd	17,997	68,654
Canara Bank	2,100	14,777
Cipla Ltd	9,033	89,405
Colgate-Palmolive India Ltd	1,412	39,890
Container Corp Of India Ltd	1,728	36,982
Divi’s Laboratories Ltd	2,452	66,790
DLF Ltd	14,014	30,112
Dr Reddy’s Laboratories Ltd	1,971	101,395
Dr Reddy’s Laboratories Ltd ADR	1,900	95,855
Eicher Motors Ltd	363	86,192
Federal Bank Ltd	8,335	19,846
GAIL India Ltd	9,401	66,117
GAIL India Ltd GDR ~	280	11,830
GlaxoSmithKline Consumer Healthcare Ltd	229	21,224
Glenmark Pharmaceuticals Ltd	4,310	52,419
Godrej Consumer Products Ltd	2,985	45,983
Havells India Ltd	4,780	20,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-81

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
HCL Technologies Ltd	7,939	$200,634
HDFC Bank Ltd	36,344	545,040
Hero MotoCorp Ltd	3,688	181,566
Hindalco Industries Ltd	42,940	106,246
Hindustan Petroleum Corp Ltd	6,486	56,197
Hindustan Unilever Ltd	3,878	46,587
ICICI Bank Ltd	52,630	292,318
ICICI Bank Ltd ADR	11,485	132,652
IDBI Bank Ltd	13,230	15,237
Idea Cellular Ltd	30,201	73,152
IDFC Ltd	16,783	41,456
Indian Oil Corp Ltd	7,289	38,330
IndusInd Bank Ltd	3,595	45,493
Infosys Ltd	13,664	424,965
Infosys Ltd ADR	6,532	205,497
ITC Ltd	73,087	425,529
Jaiprakash Associates Ltd *	49,050	19,415
Jindal Steel & Power Ltd	5,356	12,804
JSW Steel Ltd	5,608	92,600
Kotak Mahindra Bank Ltd	13,550	269,792
Larsen & Toubro Ltd	9,412	221,241
Lupin Ltd	2,084	47,158
Mahindra & Mahindra Ltd	16,888	328,785
Maruti Suzuki India Ltd	1,656	87,059
Motherson Sumi Systems Ltd	8,577	62,194
MRF Ltd	39	23,381
National Aluminium Co Ltd	5,262	4,462
Nestle India Ltd	608	61,346
NHPC Ltd	64,839	19,288
NTPC Ltd	55,853	126,918
Oil & Natural Gas Corp Ltd	25,286	136,246
Oil India Ltd	4,590	41,811
Oracle Financial Services Software Ltd	841	44,708
Pidilite Industries Ltd	3,936	33,875
Power Grid Corp of India Ltd	22,814	49,736
Procter & Gamble Hygiene & Health Care Ltd	285	26,168
Ranbaxy Laboratories Ltd *	5,898	58,586
Reliance Capital Ltd	6,056	46,965
Reliance Communications Ltd *	17,316	21,808
Reliance Industries Ltd	29,384	413,343
Reliance Industries Ltd GDR (LI) ~	2,228	62,618
Reliance Infrastructure Ltd	4,162	33,498
Reliance Power Ltd *	15,483	15,027
Sesa Sterlite Ltd	32,527	110,657
Sesa Sterlite Ltd ADR	2,940	39,925
Shree Cement Ltd	491	73,103
Shriram Transport Finance Co Ltd	534	9,364
Siemens Ltd	2,826	40,460
State Bank of India	53,910	263,805
Sun Pharmaceutical Industries Ltd	22,508	294,118
Sun TV Network Ltd	1,909	11,452
Tata Consultancy Services Ltd	14,255	577,228
Tata Global Beverages Ltd	12,875	30,721
Tata Motors Ltd	12,549	97,871
Tata Motors Ltd ADR	3,200	135,296
Tata Power Co Ltd	8,059	10,471
Tata Steel Ltd	10,565	66,340
Tech Mahindra Ltd	5,396	221,323
Titan Co Ltd	12,232	73,725
Torrent Pharmaceuticals Ltd	923	16,528
Ultratech Cement Ltd	1,575	66,655
Union Bank of India	11,630	43,693
United Breweries Ltd	2,860	37,592
UPL Ltd	4,130	22,546
Wipro Ltd	19,386	169,800
Yes Bank Ltd	14,749	178,921
Zee Entertainment Enterprises Ltd	13,255	79,595

		10,414,720

	Shares	Value
Indonesia - 3.6%

P.T. Adaro Energy Tbk	796,000	$66,643
P.T. AKR Corporindo Tbk	141,000	46,746
P.T. Alam Sutera Realty Tbk	344,500	15,424
P.T. Astra Agro Lestari Tbk	26,500	51,928
P.T. Astra International Tbk	697,500	414,012
P.T. Bank Central Asia Tbk	320,500	337,226
P.T. Bank Danamon Indonesia Tbk	99,000	35,945
P.T. Bank Mandiri Persero Tbk	340,729	294,100
P.T. Bank Negara Indonesia Persero Tbk	320,100	156,302
P.T. Bank Rakyat Indonesia Persero Tbk	401,900	374,234
P.T. Bank Tabungan Pensiunan Nasional Tbk *	16,500	5,263
P.T. Bumi Resources Tbk *	122,000	783
P.T. Bumi Serpong Damai Tbk	255,000	36,837
P.T. Charoen Pokphand Indonesia Tbk	329,100	99,813
P.T. Ciputra Development Tbk	590,100	58,881
P.T. Global Mediacom Tbk	344,000	39,608
P.T. Gudang Garam Tbk	18,200	89,258
P.T. Indo Tambangraya Megah Tbk	28,700	35,528
P.T. Indocement Tunggal Prakarsa Tbk	37,500	75,781
P.T. Indofood CBP Sukses Makmur Tbk	36,000	38,113
P.T. Indofood Sukses Makmur Tbk	259,100	141,256
P.T. Japfa Comfeed Indonesia Tbk	153,500	11,737
P.T. Jasa Marga Persero Tbk	53,500	30,190
P.T. Kalbe Farma Tbk	831,800	122,937
P.T. Lippo Karawaci Tbk	846,100	69,264
P.T. Mayora Indah Tbk	7,583	12,744
P.T. Media Nusantara Citra Tbk	193,500	39,711
P.T. MNC Investama Tbk	545,500	12,722
P.T. Pakuwon Jati Tbk	1,580,200	65,202
P.T. Pembangunan Perumahan Persero Tbk	161,300	46,059
P.T. Perusahaan Gas Negara Persero Tbk	360,900	173,839
P.T. Perusahaan Perkebunan London Sumatra Indonesia Tbk	110,700	16,734
P.T. Semen Indonesia Persero Tbk	111,300	144,598
P.T. Summarecon Agung Tbk	209,000	25,396
P.T. Surya Citra Media Tbk	211,400	59,784
P.T. Tambang Batubara Bukit Asam Persero Tbk	71,600	71,385
P.T. Telekomunikasi Indonesia Persero Tbk ADR	6,610	298,970
P.T. Tower Bersama Infrastructure Tbk	63,000	49,382
P.T. Trada Maritime Tbk *	392,600	6,689
P.T. Unilever Indonesia Tbk	52,300	136,460
P.T. United Tractors Tbk	100,696	139,849
P.T. Vale Indonesia Tbk	75,500	22,118
P.T. Wijaya Karya Persero Tbk	192,300	56,577
P.T. XL Axiata Tbk	190,400	74,231

		4,100,259

Malaysia - 4.4%

Aeon Co M Bhd	28,400	25,498
Affin Holdings Bhd	54,500	45,186
AirAsia Bhd	76,100	59,047
Alliance Financial Group Bhd	47,300	63,600
AMMB Holdings Bhd	131,200	247,287
Astro Malaysia Holdings Bhd	60,500	52,260
Axiata Group Bhd	95,500	192,340
Batu Kawan Bhd	4,200	20,800
Berjaya Sports Toto Bhd	43,488	43,538
BIMB Holdings Bhd	32,700	37,984
Boustead Holdings Bhd	3,300	4,544
Boustead Plantations Bhd	600	248
British American Tobacco Malaysia Bhd	5,600	103,786
Bumi Armada Bhd *	114,550	35,806
Bursa Malaysia Bhd	6,300	14,544
Cahya Mata Sarawak Bhd	15,700	17,778

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-82

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
CIMB Group Holdings Bhd	144,793	$230,050
Dialog Group Bhd	82,252	35,311
DiGi.Com Bhd	97,000	170,597
DRB-Hicom Bhd	76,400	38,186
Gamuda Bhd	60,500	86,649
Genting Bhd	38,500	97,601
Genting Malaysia Bhd	128,600	149,349
Genting Plantations Bhd	8,800	25,131
Guinness Anchor Bhd	2,300	8,086
HAP Seng Consolidated Bhd	65,800	87,967
Hartalega Holdings Bhd	5,700	11,414
Hong Leong Bank Bhd	17,900	71,647
Hong Leong Financial Group Bhd	15,600	73,198
IJM Corp Bhd	82,500	155,042
IOI Corp Bhd	95,646	131,135
IOI Properties Group Bhd	37,222	25,614
Kuala Lumpur Kepong Bhd	12,500	81,628
Lafarge Malaysia Bhd	16,800	46,844
Malayan Banking Bhd	128,117	335,022
Malaysia Airports Holdings Bhd	20,600	39,977
Maxis Bhd	74,900	146,216
MISC Bhd	38,860	80,194
MMC Corp Bhd	33,300	22,724
Parkson Holdings Bhd *	20,224	14,438
Petronas Chemicals Group Bhd	93,500	145,452
Petronas Dagangan Bhd	11,200	54,760
Petronas Gas Bhd	25,600	162,196
PPB Group Bhd	23,500	95,986
Public Bank Bhd	56,470	295,351
QL Resources Bhd	28,600	26,909
RHB Capital Bhd	22,181	48,297
SapuraKencana Petroleum Bhd	171,200	113,673
Sime Darby Bhd	82,109	215,446
SP Setia Bhd Group	50,529	47,731
Sunway Bhd	31,700	29,733
Telekom Malaysia Bhd	30,692	60,203
Tenaga Nasional Bhd	77,300	304,630
UEM Sunrise Bhd	41,900	16,756
UMW Holdings Bhd	30,700	96,403
YTL Corp Bhd	372,008	168,776
YTL Power International Bhd	57,750	24,401

		5,034,969

Mexico - 5.2%

Alfa SAB de CV ‘A’	155,005	346,072
America Movil SAB de CV ‘L’	848,716	943,417
America Movil SAB de CV ‘L’ ADR	9,929	220,225
Arca Continental SAB de CV	18,595	117,642
Cemex SAB de CV *	490,062	499,570
Cemex SAB de CV ADR *	3,188	32,486
Coca-Cola Femsa SAB de CV	2,700	23,176
Coca-Cola Femsa SAB de CV ADR	1,127	97,508
Controladora Comercial Mexicana SAB de CV	16,227	57,390
El Puerto de Liverpool SAB de CV ‘C1’	5,511	55,227
Fomento Economico Mexicano SAB de CV *	23,585	209,222
Fomento Economico Mexicano SAB de CV ADR	2,555	224,917
Gruma SAB de CV ‘B’	9,749	103,954
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,261	79,695
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	3,953	52,257
Grupo Aeroportuario del Sureste SAB de CV ADR	430	56,691
Grupo Bimbo SAB de CV ‘A’ *	56,171	154,954
Grupo Carso SAB de CV ‘A1’	25,800	126,939
Grupo Financiero Banorte SAB de CV ‘O’	85,992	473,273
Grupo Financiero Inbursa SAB de CV ‘O’	77,297	199,507

	Shares	Value
Grupo Financiero Santander Mexico SAB de CV ‘B’	61,800	$129,181
Grupo Mexico SAB de CV ‘B’	119,680	347,349
Grupo Televisa SAB	52,459	357,662
Grupo Televisa SAB ADR	5,694	193,938
Impulsora del Desarrollo y El Empleo en America Latina SAB de CV *	20,585	57,177
Industrias Penoles SAB de CV	3,938	77,008
Infraestructura Energetica Nova SAB de CV	8,377	41,903
Kimberly-Clark de Mexico SAB de CV ‘A’	45,500	98,964
Megacable Holdings SAB de CV *	17,211	67,123
Mexichem SAB de CV *	38,915	118,192
Minera Frisco SAB de CV ‘A1’ *	9,900	14,420
OHL Mexico SAB de CV *	19,300	35,778
Organizacion Soriana SAB de CV ‘B’	24,633	67,285
Promotora y Operadora de Infraestructura SAB de CV *	7,400	88,973
Wal-Mart de Mexico SAB de CV ‘V’	130,900	281,430

		6,050,505

Netherlands - 0.1%

X5 Retail Group NV GDR * ~	4,261	51,783

Peru - 0.0%

Cia de Minas Buenaventura SA ADR	2,748	26,271
Grana y Montero SA ADR	1,724	21,791

		48,062

Philippines - 1.5%

Aboitiz Equity Ventures Inc	49,320	57,522
Aboitiz Power Corp	21,700	20,689
Alliance Global Group Inc	169,300	84,499
Ayala Corp	5,030	77,597
Ayala Land Inc	189,600	142,054
Bank of the Philippine Islands	42,907	89,778
BDO Unibank Inc	44,843	109,686
DMCI Holdings Inc	88,250	30,895
Energy Development Corp	583,200	106,294
Globe Telecom Inc	1,415	54,338
International Container Terminal Services Inc	27,610	70,721
JG Summit Holdings Inc	13,770	20,217
Jollibee Foods Corp	17,340	82,767
LT Group Inc	35,000	9,489
Manila Electric Co	3,410	19,494
Megaworld Corp	589,000	60,762
Metro Pacific Investments Corp	391,400	40,007
Metropolitan Bank & Trust Co	6,500	11,984
Philippine Long Distance Telephone Co	3,595	231,993
Philippine National Bank *	15,007	26,792
Robinsons Land Corp	38,300	22,649
San Miguel Corp	21,970	36,032
Semirara Mining and Power Corp	11,270	35,794
SM Investments Corp	5,488	99,448
SM Prime Holdings Inc	188,900	71,620
Top Frontier Investment Holdings Inc *	1,506	4,171
Universal Robina Corp	31,820	138,593

		1,755,885

Poland - 1.8%

Alior Bank SA *	1,292	28,306
Asseco Poland SA	812	11,672
Bank Handlowy w Warszawie SA	1,418	42,579
Bank Millennium SA	16,906	39,627
Bank Pekao SA	4,056	203,977
Bank Zachodni WBK SA	936	99,116
Cyfrowy Polsat SA	2,934	19,387
Eurocash SA	1,604	17,174
Getin Noble Bank SA *	46,578	28,808

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-83

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Grupa Azoty SA	1,378	$24,634
ING Bank Slaski SA	1,403	55,339
Jastrzebska Spolka Weglowa SA *	723	3,404
KGHM Polska Miedz SA	7,253	221,128
LPP SA	14	28,492
mBank	565	79,457
Orange Polska SA	30,618	71,722
PGE Polska Grupa Energetyczna SA	37,407	198,642
Polski Koncern Naftowy Orlen SA	12,635	173,439
Polskie Gornictwo Naftowe i Gazownictwo SA	43,079	53,851
Powszechna Kasa Oszczednosci Bank Polski SA	26,395	265,557
Powszechny Zaklad Ubezpieczen SA	1,943	265,667
Synthos SA	25,885	30,045
Tauron Polska Energia SA	58,157	82,542

		2,044,565

Russia - 1.4%

Gazprom OAO ADR (LI)	77,593	358,891
Lukoil OAO ADR (LI)	6,752	267,372
MegaFon OAO GDR ~	1,742	23,889
MMC Norilsk Nickel OJSC ADR (XLON)	10,267	145,244
Novolipetsk Steel OJSC GDR ~	2,810	32,194
Phosagro OAO GDR ~	2,967	30,210
Rosneft OAO GDR ~	29,394	103,160
Rostelecom OJSC ADR (LI)	1,521	13,709
RusHydro JSC ADR	35,932	33,249
Sberbank of Russia ADR (LON)	37,054	148,893
Severstal PAO GDR ~	6,678	60,695
Tatneft OAO ADR	7,164	174,752
Uralkali PJSC GDR (LI) ~	6,084	71,519
VTB Bank OJSC GDR (LI) ~	57,226	131,127

		1,594,904

South Africa - 7.6%

African Rainbow Minerals Ltd	4,312	44,298
Anglo American Platinum Ltd *	1,879	55,209
AngloGold Ashanti Ltd *	2,970	25,809
AngloGold Ashanti Ltd ADR *	22,504	195,785
ArcelorMittal South Africa Ltd *	3,427	7,827
Aspen Pharmacare Holdings Ltd *	9,002	313,237
Assore Ltd	946	12,057
Barclays Africa Group Ltd	11,264	175,672
Barloworld Ltd	11,924	98,299
Capitec Bank Holdings Ltd	2,056	60,317
Coronation Fund Managers Ltd	7,445	73,459
Discovery Ltd	16,338	156,065
Distell Group Ltd	1,105	12,922
Exxaro Resources Ltd	5,603	49,870
FirstRand Ltd	95,490	413,693
Gold Fields Ltd ADR	45,140	204,484
Impala Platinum Holdings Ltd *	23,038	150,121
Imperial Holdings Ltd	6,966	110,435
Investec Ltd	13,237	110,465
Kumba Iron Ore Ltd	1,852	38,055
Liberty Holdings Ltd	8,910	94,543
Life Healthcare Group Holdings Ltd	24,468	90,155
Massmart Holdings Ltd	2,949	36,001
Mediclinic International Ltd	14,043	121,387
MMI Holdings Ltd	48,721	126,328
Mondi Ltd	4,228	68,698
Mr Price Group Ltd	7,260	146,663
MTN Group Ltd	46,014	873,198
Nampak Ltd	24,550	92,374
Naspers Ltd ‘N’	8,570	1,103,371
Nedbank Group Ltd	10,184	218,178
Netcare Ltd	42,110	137,634
Pick n Pay Stores Ltd	11,592	52,491
PPC Ltd	640	1,524

	Shares	Value
Sanlam Ltd	61,852	$371,551
Santam Ltd	220	4,057
Sasol Ltd	714	26,673
Sasol Ltd ADR	15,510	588,915
Shoprite Holdings Ltd	12,375	179,129
Standard Bank Group Ltd	35,821	440,216
Steinhoff International Holdings Ltd	95,015	486,141
Telkom SA SOC Ltd *	5,801	35,010
The Bidvest Group Ltd	12,633	330,379
The Foschini Group Ltd	8,077	92,550
The SPAR Group Ltd	5,358	74,537
Tiger Brands Ltd	4,908	155,446
Truworths International Ltd	21,967	146,430
Tsogo Sun Holdings Ltd	6,363	15,957
Vodacom Group Ltd	11,980	132,301
Woolworths Holdings Ltd	29,403	194,372

		8,744,288

South Korea - 14.7%

Amorepacific Corp	103	206,923
AMOREPACIFIC Group	137	123,644
BS Financial Group Inc	7,193	94,663
Celltrion Inc *	927	32,584
Cheil Worldwide Inc *	2,070	32,269
CJ CheilJedang Corp	436	121,633
CJ Corp	797	112,896
CJ Korea Express Co Ltd *	274	48,514
CJ O Shopping Co Ltd	60	14,171
Coway Co Ltd	2,254	171,497
Daelim Industrial Co Ltd	1,182	70,184
Daewoo Engineering & Construction Co Ltd *	1,660	8,803
Daewoo International Corp	650	18,481
Daewoo Securities Co Ltd *	5,401	47,521
Daewoo Shipbuilding & Marine Engineering Co Ltd	4,000	66,957
DGB Financial Group Inc	1,833	18,860
Dongbu Insurance Co Ltd *	2,533	126,515
Doosan Corp	684	64,031
Doosan Heavy Industries & Construction Co Ltd	4,579	97,596
Doosan Infracore Co Ltd *	4,940	43,167
E-Mart Co Ltd	653	120,305
Grand Korea Leisure Co Ltd	1,620	47,300
GS Engineering & Construction Corp *	1,864	38,857
GS Holdings Corp	1,907	69,147
Halla Holdings Corp	275	17,360
Halla Visteon Climate Control Corp	1,275	55,802
Hana Financial Group Inc	13,147	379,796
Hanjin Kal Corp *	1,094	30,202
Hankook Tire Co Ltd	2,724	129,599
Hanssem Co Ltd *	497	51,295
Hanwha Chemical Corp	3,420	36,144
Hanwha Corp	1,700	47,905
Hanwha Life Insurance Co Ltd	10,020	75,658
Hotel Shilla Co Ltd	695	57,475
Hyosung Corp	1,574	97,072
Hyundai Department Store Co Ltd	519	57,642
Hyundai Development Co-Engineering & Construction *	2,497	86,891
Hyundai Engineering & Construction Co Ltd	2,204	83,446
Hyundai Glovis Co Ltd	368	97,141
Hyundai Heavy Industries Co Ltd	1,882	195,035
Hyundai Marine & Fire Insurance Co Ltd	4,064	95,975
Hyundai Mipo Dockyard Co Ltd	263	16,590
Hyundai Mobis Co Ltd	1,632	347,349
Hyundai Motor Co	4,562	692,595
Hyundai Steel Co	2,536	145,009
Hyundai Wia Corp	529	84,222
Industrial Bank of Korea	15,100	192,299
Kangwon Land Inc	2,350	64,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-84

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
KB Financial Group Inc	7,390	$241,353
KB Financial Group Inc ADR	2,623	85,562
KCC Corp	151	71,192
Kia Motors Corp	6,905	326,241
Korea Aerospace Industries Ltd	810	29,087
Korea Electric Power Corp	4,948	190,558
Korea Electric Power Corp ADR	5,300	102,608
Korea Gas Corp *	1,256	56,226
Korea Investment Holdings Co Ltd	794	34,889
Korea Zinc Co Ltd	171	62,617
KT Corp ADR	8,135	114,866
KT&G Corp	2,571	178,278
Kumho Petrochemical Co Ltd	349	25,485
Kwangju Bank *	889	7,777
Kyongnam Bank *	1,359	14,708
LG Chem Ltd	1,198	195,510
LG Corp	3,498	193,875
LG Display Co Ltd *	12,810	387,900
LG Display Co Ltd ADR *	3,700	56,055
LG Electronics Inc	6,017	321,586
LG Household & Health Care Ltd	299	169,434
LG Innotek Co Ltd *	705	71,289
LG Uplus Corp	10,677	111,007
Lotte Chemical Corp	913	131,212
Lotte Chilsung Beverage Co Ltd	17	22,992
Lotte Confectionery Co Ltd	32	51,962
Lotte Shopping Co Ltd	453	111,923
LS Corp	365	17,943
Macquarie Korea Infrastructure Fund	14,019	87,403
Mando Corp *	300	49,585
Mirae Asset Securities Co Ltd *	1,432	55,834
NAVER Corp	950	613,719
NCSoft Corp	291	47,705
OCI Co Ltd *	410	29,001
Orion Corp	86	79,095
Paradise Co Ltd	524	11,170
POSCO	275	69,383
POSCO ADR	5,418	345,723
S-1 Corp	539	34,849
S-Oil Corp	1,409	61,641
Samsung C&T Corp	2,680	148,562
Samsung Electro-Mechanics Co Ltd	2,955	145,430
Samsung Electronics Co Ltd	3,188	3,832,142
Samsung Engineering Co Ltd *	593	20,235
Samsung Fire & Marine Insurance Co Ltd	1,108	283,854
Samsung Heavy Industries Co Ltd	5,100	91,706
Samsung Life Insurance Co Ltd	1,681	177,544
Samsung SDI Co Ltd	1,636	170,089
Samsung Securities Co Ltd	2,526	101,324
Samsung Techwin Co Ltd	678	14,576
Seoul Semiconductor Co Ltd	1,027	18,674
Shinhan Financial Group Co Ltd	7,995	320,790
Shinhan Financial Group Co Ltd ADR	3,065	123,795
Shinsegae Co Ltd	115	18,838
SK C&C Co Ltd	551	106,440
SK Holdings Co Ltd	2,158	319,813
SK Hynix Inc *	19,092	822,088
SK Innovation Co Ltd	2,812	216,301
SK Networks Co Ltd *	5,068	40,887
SK Telecom Co Ltd ADR	3,000	81,030
Woori Bank *	11,721	106,637
Woori Investment & Securities Co Ltd	3,260	29,934
Young Poong Corp	5	5,605
Youngone Corp *	379	18,269

		17,017,406

Spain - 0.2%

Banco Santander SA ADR	9,969	83,042
Banco Santander SA BDR *	13,302	120,099
Cemex Latam Holdings SA *	2,662	17,830

		220,971

	Shares	Value
Taiwan - 14.9%

Acer Inc *	170,156	$113,692
Advanced Semiconductor Engineering Inc	151,000	179,512
Advanced Semiconductor Engineering Inc ADR	12,085	74,081
Advantech Co Ltd	16,491	121,508
Asia Cement Corp	101,784	124,996
Asustek Computer Inc	26,667	290,351
AU Optronics Corp	544,000	275,768
AU Optronics Corp ADR	21,568	109,781
Catcher Technology Co Ltd	31,000	238,600
Cathay Financial Holding Co Ltd	216,600	318,688
Chang Hwa Commercial Bank Ltd	259,344	148,301
Cheng Shin Rubber Industry Co Ltd	86,178	202,146
Chicony Electronics Co Ltd	20,301	56,391
China Airlines Ltd *	110,436	50,465
China Development Financial Holding Corp	615,834	195,720
China Life Insurance Co Ltd	126,965	104,638
China Motor Corp	20,000	17,640
China Petrochemical Development Corp *	18,095	6,566
China Steel Chemical Corp	3,000	14,639
China Steel Corp	341,007	282,816
Chipbond Technology Corp	48,000	87,106
Chunghwa Telecom Co Ltd	29,000	86,150
Chunghwa Telecom Co Ltd ADR	7,998	235,381
Clevo Co	17,000	26,568
Compal Electronics Inc	300,092	209,198
CTBC Financial Holding Co Ltd	416,759	269,265
CTCI Corp	19,000	30,196
Delta Electronics Inc	58,000	344,631
E.Sun Financial Holding Co Ltd	281,490	174,521
Eclat Textile Co Ltd	5,304	53,712
Epistar Corp	40,000	78,964
Eva Airways Corp *	112,000	77,792
Evergreen Marine Corp Taiwan Ltd *	141,000	99,444
Far Eastern Department Stores Ltd	65,639	58,335
Far Eastern New Century Corp	165,456	163,756
Far EasTone Telecommunications Co Ltd	74,000	170,365
Farglory Land Development Co Ltd	5,265	6,247
Feng TAY Enterprise Co Ltd	12,480	37,821
First Financial Holding Co Ltd	306,705	180,321
Formosa Chemicals & Fibre Corp	110,446	232,697
Formosa Petrochemical Corp	35,000	76,148
Formosa Plastics Corp	121,292	276,425
Foxconn Technology Co Ltd	50,306	134,713
Fubon Financial Holding Co Ltd	214,343	340,884
Giant Manufacturing Co Ltd	6,000	53,105
HannStar Display Corp	227,460	56,291
Highwealth Construction Corp	15,000	30,071
Hiwin Technologies Corp	4,455	36,880
Hon Hai Precision Industry Co Ltd	303,625	837,267
Hotai Motor Co Ltd	9,000	134,535
HTC Corp *	23,572	105,072
Hua Nan Financial Holdings Co Ltd	249,252	139,403
Innolux Corp	596,390	287,305
Inotera Memories Inc *	77,000	121,610
Inventec Corp	81,000	54,425
Kenda Rubber Industrial Co Ltd	30,045	60,620
King Slide Works Co Ltd	3,000	38,184
King’s Town Bank Co Ltd	34,000	35,116
Kinsus Interconnect Technology Corp	13,000	42,962
Largan Precision Co Ltd	4,000	299,479
Lite-On Technology Corp	125,758	143,945
Makalot Industrial Co Ltd	8,000	42,737
MediaTek Inc	37,020	538,934
Mega Financial Holding Co Ltd	329,089	253,687
Merida Industry Co Ltd	8,400	56,943
Micro-Star International Co Ltd	32,000	34,208
Nan Ya Plastics Corp	129,394	267,185

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-85

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Novatek Microelectronics Corp	26,000	$145,451
Pegatron Corp	135,090	311,104
Phison Electronics Corp	5,000	34,500
Pou Chen Corp	106,000	127,800
Powertech Technology Inc *	38,300	65,481
President Chain Store Corp	24,000	185,071
Quanta Computer Inc	72,000	179,373
Radiant Opto-Electronics Corp	11,669	37,011
Realtek Semiconductor Corp	30,300	100,401
Ruentex Development Co Ltd	24,406	38,803
Ruentex Industries Ltd	41,236	86,652
Sanyang Industry Co Ltd *	11,000	9,867
Shin Kong Financial Holding Co Ltd	414,427	117,592
Siliconware Precision Industries Co Ltd	114,000	171,887
Simplo Technology Co Ltd	15,000	74,425
SinoPac Financial Holdings Co Ltd	412,575	168,997
St Shine Optical Co Ltd	3,000	48,951
Standard Foods Corp	2,943	6,512
Synnex Technology International Corp	46,000	66,548
Taishin Financial Holding Co Ltd	721,365	295,909
Taiwan Business Bank *	145,107	42,032
Taiwan Cement Corp	123,693	168,928
Taiwan Cooperative Financial Holding Co Ltd	329,122	169,171
Taiwan Fertilizer Co Ltd	33,000	58,145
Taiwan Glass Industry Corp	36,471	28,395
Taiwan Mobile Co Ltd	69,400	229,190
Taiwan Semiconductor Manufacturing Co Ltd	581,779	2,567,234
Taiwan Semiconductor Manufacturing Co Ltd ADR	10,470	234,319
Teco Electric & Machinery Co Ltd	69,000	65,097
Ton Yi Industrial Corp	33,000	20,705
Transcend Information Inc	12,000	37,324
TSRC Corp	9,450	10,102
U-Ming Marine Transport Corp	25,000	39,338
Uni-President Enterprises Corp	153,110	241,321
Unimicron Technology Corp	59,000	44,553
United Microelectronics Corp	703,000	325,370
United Microelectronics Corp ADR	5,700	12,939
Vanguard International Semiconductor Corp	31,000	50,909
Walsin Lihwa Corp *	232,000	72,815
Wan Hai Lines Ltd	28,000	24,390
Winbond Electronics Corp *	71,000	24,252
Wistron Corp	96,503	86,860
WPG Holdings Ltd	44,000	51,004
Yang Ming Marine Transport Corp *	138,000	73,266
Yuanta Financial Holding Co Ltd	371,265	179,811
Yulon Motor Co Ltd	25,000	36,567

		17,213,275

Thailand - 2.8%

Advanced Info Service PCL	34,300	261,195
Airports of Thailand PCL	15,100	129,193
Bangkok Bank PCL NVDR	15,400	90,398
Bangkok Dusit Medical Services PCL	97,000	50,481
Bangkok Life Assurance PCL	18,480	25,587
Banpu PCL	38,700	29,259
BEC World PCL	11,000	16,887
Berli Jucker PCL	21,300	26,605
Big C Supercenter PCL	9,100	65,517
Bumrungrad Hospital PCL	4,700	20,118
Central Pattana PCL	26,000	35,715
Central Plaza Hotel PCL	12,100	11,389
Charoen Pokphand Foods PCL	101,200	83,773
CP ALL PCL	112,000	144,051
Delta Electronics Thailand PCL	36,400	78,000
Glow Energy PCL	28,400	76,897
Home Product Center PCL	228,149	57,149
Indorama Ventures PCL	30,900	18,950

	Shares	Value
Intouch Holdings PCL NVDR	21,900	$52,139
IRPC PCL	203,300	18,877
Jasmine International PCL	262,000	58,137
Kasikornbank PCL	19,000	132,021
Kasikornbank PCL NVDR	20,400	140,866
Krung Thai Bank PCL	219,575	150,438
Land & Houses PCL NVDR	63,480	17,446
Minor International PCL	30,900	30,642
Pruksa Real Estate PCL	87,300	75,728
PTT Exploration & Production PCL	43,041	145,995
PTT Global Chemical PCL	58,800	91,277
PTT PCL	36,600	358,826
Ratchaburi Electricity Generating Holding PCL	32,100	57,284
Robinson Department Store PCL	18,000	24,596
Siam City Cement PCL	1,900	25,044
Thai Airways International PCL *	30,500	13,454
Thai Oil PCL	18,400	23,506
Thai Union Frozen Products PCL	10,400	28,587
The Bangchak Petroleum PCL	51,400	36,275
The Siam Cement PCL NVDR	9,400	127,856
The Siam Commercial Bank PCL	28,700	158,564
TMB Bank PCL	327,600	28,915
Total Access Communication PCL	10,500	30,665
Total Access Communication PCL NVDR	28,200	82,357
True Corp PCL *	346,765	115,609

		3,246,268

Turkey - 1.9%

Akbank TAS	47,421	174,731
Anadolu Efes Biracilik Ve Malt Sanayii AS *	5,993	58,248
Arcelik AS	10,843	69,629
BIM Birlesik Magazalar AS	7,369	157,760
Coca-Cola Icecek AS	2,216	47,909
Enka Insaat ve Sanayi AS	17,479	39,512
Eregli Demir ve Celik Fabrikalari TAS	70,869	135,310
Ford Otomotiv Sanayi AS	2,270	31,646
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS ‘D’ *	23,981	20,941
KOC Holding AS	16,745	88,447
Koza Altin Isletmeleri AS	3,258	21,760
TAV Havalimanlari Holding AS	3,308	27,051
Tofas Turk Otomobil Fabrikasi AS	7,825	53,414
Tupras Turkiye Petrol Rafinerileri AS	3,832	90,482
Turk Hava Yollari *	38,555	158,213
Turk Telekomunikasyon AS	10,513	32,727
Turkcell Iletisim Hizmetleri AS *	14,028	85,666
Turkcell Iletisim Hizmetleri AS ADR *	4,700	71,064
Turkiye Garanti Bankasi AS	57,601	230,804
Turkiye Halk Bankasi AS	24,494	144,689
Turkiye Is Bankasi ‘C’	68,301	195,923
Turkiye Sise ve Cam Fabrikalari AS	34,308	53,465
Turkiye Vakiflar Bankasi Tao ‘D’	24,805	51,788
Ulker Biskuvi Sanayi AS	6,186	48,957
Yapi ve Kredi Bankasi AS	22,801	47,365

		2,137,501

United Kingdom - 0.0%

Mail.ru Group Ltd GDR (LI) * ~	1,186	19,153

Total Common Stocks (Cost $108,683,437)		109,753,527

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-86

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PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $1,148,935; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $1,175,850)	$1,148,935	$1,148,935

Total Short-Term Investment (Cost $1,148,935)		1,148,935

TOTAL INVESTMENTS - 100.1% (Cost $116,561,717)		115,586,390

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(136,456)

NET ASSETS - 100.0%		$115,449,934

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	27.4%
Information Technology	17.7%
Consumer Discretionary	9.6%
Materials	8.5%
Industrials	8.3%
Consumer Staples	7.9%
Telecommunication Services	6.9%
Energy	6.6%
Utilities	4.0%
Others (each less than 3.0%)	3.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Taiwan	14.9%
South Korea	14.7%
Brazil	9.9%
India	9.0%
China	8.7%
South Africa	7.6%
Mexico	5.2%
Malaysia	4.4%
Indonesia	3.6%
Hong Kong	3.4%
Cayman	3.4%
Others (each less than 3.0%)	15.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-87

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PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$401	$-	$401	$-
	Preferred Stocks
	Brazil	4,376,663	1,178,719	3,197,944	-
	Colombia	306,864	174,427	132,437	-

		4,683,527	1,353,146	3,330,381	-
	Common Stocks
	Bermuda	1,248,419	436,361	812,058	-
	Brazil	6,988,732	1,200,959	5,787,773	-
	Canada	41,333	41,333	-	-
	Cayman	3,935,504	-	3,935,504	-
	Chile	1,903,767	716,961	1,186,806	-
	China	9,999,788	524,858	9,474,930	-
	Colombia	610,382	64,594	545,788	-
	Cyprus	20,661	-	20,661	-
	Czech Republic	253,746	-	253,746	-
	Egypt	160,559	-	160,559	-
	Greece	657,397	-	657,397	-
	Hong Kong	3,973,356	2,098,640	1,874,716	-
	Hungary	265,369	-	265,369	-
	India	10,414,720	643,797	9,770,923	-
	Indonesia	4,100,259	305,659	3,794,600	-
	Malaysia	5,034,969	-	5,034,969	-
	Mexico	6,050,505	6,050,505	-	-
	Netherlands	51,783	-	51,783	-
	Peru	48,062	48,062	-	-
	Philippines	1,755,885	-	1,755,885	-
	Poland	2,044,565	-	2,044,565	-
	Russia	1,594,904	40,942	1,553,962	-
	South Africa	8,744,288	989,184	7,755,104	-
	South Korea	17,017,406	1,016,276	16,001,130	-
	Spain	220,971	203,141	17,830	-
	Taiwan	17,213,275	666,501	16,546,774	-
	Thailand	3,246,268	30,642	3,215,626	-
	Turkey	2,137,501	71,064	2,066,437	-
	United Kingdom	19,153	-	19,153	-

		109,753,527	15,149,479	94,604,048	-
	Short-Term Investment	1,148,935	-	1,148,935	-

	Total	$115,586,390	$16,502,625	$99,083,765	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-88

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Australia - 0.0%

APA Group Exp 01/15/15 *	9,348	$6,487

France - 0.0%

Groupe Fnac Exp 05/16/15 *	4	22

Spain - 0.0%

Banco Bilbao Vizcaya Argentaria SA Exp 01/07/15 *	92,651	8,857
Repsol SA Exp 01/08/15 *	17,656	9,764

		18,621

Total Rights (Cost $19,266)		25,130

PREFERRED STOCKS - 0.0%

Germany - 0.0%

Porsche Automobil Holding SE	364	29,575

Total Preferred Stocks (Cost $22,181)		29,575

COMMON STOCKS - 99.6%

Australia - 6.7%

Adelaide Brighton Ltd	16,044	46,501
AGL Energy Ltd	11,896	129,322
ALS Ltd	5,236	22,657
Alumina Ltd *	78,400	113,613
Alumina Ltd ADR *	4,800	27,888
Amcor Ltd	36,065	396,877
AMP Ltd	124,935	555,961
Ansell Ltd	4,055	74,025
APA Group	37,391	227,664
Aristocrat Leisure Ltd	23,175	123,552
Asciano Ltd	41,595	203,650
ASX Ltd	6,311	188,381
Aurizon Holdings Ltd	37,837	141,763
AusNet Services	53,895	58,223
Australia & New Zealand Banking Group Ltd	61,036	1,587,716
Bank of Queensland Ltd	13,402	132,439
Bendigo & Adelaide Bank Ltd	19,670	204,430
BHP Billiton Ltd	43,842	1,040,308
BHP Billiton Ltd ADR	23,501	1,112,067
BlueScope Steel Ltd *	23,225	105,171
Boral Ltd	16,558	71,025
Brambles Ltd	43,367	373,471
Caltex Australia Ltd	3,056	84,567
carsales.com Ltd	4,885	41,303
Challenger Ltd	4,706	24,791
Coca-Cola Amatil Ltd	12,418	93,973
Cochlear Ltd	1,324	83,562
Commonwealth Bank of Australia	37,469	2,602,232
Computershare Ltd	8,854	84,677
Crown Resorts Ltd	6,794	69,797
CSL Ltd	12,229	861,057
DUET Group	23,186	45,523
Echo Entertainment Group Ltd	40,690	124,627
Flight Centre Travel Group Ltd	1,911	50,544
Fortescue Metals Group Ltd	65,932	145,294

	Shares	Value
GrainCorp Ltd ‘A’	2,443	$16,377
Harvey Norman Holdings Ltd	7,845	21,391
Iluka Resources Ltd	5,605	26,944
Incitec Pivot Ltd	50,164	129,718
Insurance Australia Group Ltd	85,149	431,698
Leighton Holdings Ltd	4,087	74,361
Lend Lease Group	17,720	235,937
Macquarie Group Ltd	8,672	409,307
Metcash Ltd	14,229	21,397
National Australia Bank Ltd	56,605	1,542,332
New Hope Corp Ltd	4,341	8,699
Newcrest Mining Ltd *	26,786	238,520
Orica Ltd	8,882	136,123
Origin Energy Ltd	34,379	324,437
Orora Ltd	23,527	37,127
Platinum Asset Management Ltd	10,177	59,759
Primary Health Care Ltd	13,677	52,282
Qantas Airways Ltd *	60,229	116,784
QBE Insurance Group Ltd	50,435	457,466
Ramsay Health Care Ltd	2,883	133,688
REA Group Ltd	1,353	49,709
Recall Holdings Ltd	5,190	30,306
Rio Tinto Ltd	13,947	654,215
Santos Ltd	36,945	249,611
Seek Ltd	11,370	158,679
Seven West Media Ltd	9,262	10,148
Sims Metal Management Ltd ADR	1,200	11,668
Sonic Healthcare Ltd	13,246	198,923
Spark Infrastructure Group	13,849	23,971
Suncorp Group Ltd	44,237	504,087
Super Retail Group Ltd	4,741	27,464
Sydney Airport	23,355	89,265
Tabcorp Holdings Ltd	47,589	160,544
Tatts Group Ltd	45,475	127,934
Telstra Corp Ltd	102,175	496,183
Toll Holdings Ltd	23,800	113,279
TPG Telecom Ltd	7,273	39,698
Transurban Group	45,449	317,713
Treasury Wine Estates Ltd	20,568	80,012
Wesfarmers Ltd	22,819	772,493
Westpac Banking Corp	39,922	1,073,252
Westpac Banking Corp ADR	21,072	566,837
Woodside Petroleum Ltd	28,722	892,912
Woolworths Ltd	32,900	819,714
WorleyParsons Ltd	3,138	25,883

		23,217,498

Austria - 0.3%

ANDRITZ AG	2,698	148,272
BUWOG AG *	917	18,174
Erste Group Bank AG	6,686	153,286
IMMOFINANZ AG *	18,349	46,445
OMV AG	8,751	231,566
Raiffeisen Bank International AG	5,783	86,405
Verbund AG	3,876	71,074
Vienna Insurance Group AG Wiener Versicherung Gruppe	926	41,216
Voestalpine AG	3,309	130,443

		926,881

Belgium - 1.4%

Ageas	5,576	197,746
Anheuser-Busch InBev NV	9,115	1,025,745
Anheuser-Busch InBev NV ADR	9,999	1,123,088
Belgacom SA	7,787	281,966
Colruyt SA	4,302	199,481
Delhaize Group SA	2,067	150,151
Delhaize Group SA ADR	6,422	116,367
KBC Groep NV *	8,922	495,175
Solvay SA	4,228	571,167

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-89

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Telenet Group Holding NV *	2,064	$115,922
UCB SA	3,417	259,317
Umicore SA	5,567	224,223

		4,760,348

Bermuda - 0.4%

Cheung Kong Infrastructure Holdings Ltd	14,000	103,174
Chinese Estates Holdings Ltd	5,500	16,865
Esprit Holdings Ltd	29,079	34,756
First Pacific Co Ltd	108,000	106,608
Global Brands Group Holding Ltd *	122,000	23,847
Golar LNG Ltd (NOTC)	834	30,416
Hongkong Land Holdings Ltd	27,000	181,729
Johnson Electric Holdings Ltd	12,500	45,918
Kerry Logistics Network Ltd	3,500	5,539
Kerry Properties Ltd	22,000	79,482
Li & Fung Ltd	122,000	114,095
Noble Group Ltd	204,000	175,131
NWS Holdings Ltd	30,000	55,017
Orient Overseas International Ltd	3,500	20,377
Seadrill Ltd (NYSE)	10,016	119,591
Seadrill Ltd (XOSL)	5,495	63,255
Shangri-La Asia Ltd (XHKG)	38,666	53,206
VTech Holdings Ltd	2,200	31,479
Yue Yuen Industrial Holdings Ltd	26,000	93,608

		1,354,093

Canada - 9.9%

Agnico Eagle Mines Ltd (NYSE)	5,455	135,775
Agnico Eagle Mines Ltd (TSE)	2,500	62,231
Agrium Inc (NYSE)	2,799	265,121
Agrium Inc (TSE)	2,451	232,062
Aimia Inc	3,814	47,962
Alimentation Couche-Tard Inc ‘B’	10,850	454,714
AltaGas Ltd	2,948	109,973
Amaya Inc *	3,200	78,637
ARC Resources Ltd	9,278	200,925
Atco Ltd ‘I’	2,296	94,188
Athabasca Oil Corp *	3,400	7,580
Bank of Montreal (NYSE)	5,727	405,071
Bank of Montreal (TSE)	8,630	610,444
Barrick Gold Corp (NYSE)	13,539	145,544
Barrick Gold Corp (TSE)	33,249	358,304
Baytex Energy Corp (NYSE)	6,148	102,118
Baytex Energy Corp (TSE)	1,147	19,074
BCE Inc (NYSE)	2,095	96,077
BCE Inc (TSE)	4,942	226,639
BlackBerry Ltd (NASDAQ) *	3,911	42,943
BlackBerry Ltd (TSE) *	17,926	196,572
Bombardier Inc ‘B’	64,700	231,111
Bonavista Energy Corp	3,500	21,992
Brookfield Asset Management Inc ‘A’ (TSE)	12,875	645,191
CAE Inc	10,800	140,182
Cameco Corp (NYSE)	10,661	174,947
Cameco Corp (TSE)	4,548	74,573
Canadian Imperial Bank of Commerce (NYSE)	3,665	315,007
Canadian Imperial Bank of Commerce (TSE)	6,037	518,793
Canadian National Railway Co (NYSE)	8,797	606,201
Canadian National Railway Co (TSE)	12,412	854,887
Canadian Natural Resources Ltd (NYSE)	15,722	485,495
Canadian Natural Resources Ltd (TSE)	15,801	488,528
Canadian Oil Sands Ltd	24,195	217,001
Canadian Pacific Railway Ltd (NYSE)	1,886	363,413
Canadian Pacific Railway Ltd (TSE)	2,300	442,955
Canadian Tire Corp Ltd ‘A’	3,525	372,404
Canadian Utilities Ltd ‘A’	2,000	70,425
Canadian Western Bank	5,200	146,583
Canfor Corp *	2,200	56,127

	Shares	Value
Catamaran Corp (NASDAQ) *	898	$46,472
Catamaran Corp (TSE) *	4,900	253,562
CCL Industries Inc ‘B’	1,200	130,009
Cenovus Energy Inc (NYSE)	8,236	169,826
Cenovus Energy Inc (TSE)	10,684	220,430
CGI Group Inc ‘A’ (NYSE) *	5,993	228,693
CGI Group Inc ‘A’ (TSE) *	3,600	137,239
CI Financial Corp	4,600	127,848
Cineplex Inc	467	18,020
Cogeco Cable Inc	1,500	92,494
Constellation Software Inc	700	208,132
Crescent Point Energy Corp	13,038	301,991
DH Corp	3,100	97,846
Dollarama Inc	2,218	113,401
Eldorado Gold Corp	26,848	163,611
Emera Inc	1,500	49,888
Empire Co Ltd ‘A’	2,908	219,314
Enbridge Inc (NYSE)	3,251	167,134
Enbridge Inc (TSE)	14,221	731,247
Encana Corp (NYSE)	18,201	252,448
Encana Corp (TSE)	10,648	148,199
Enerplus Corp (NYSE)	10,576	101,530
Enerplus Corp (TSE)	1,296	12,483
Ensign Energy Services Inc	2,900	25,460
Fairfax Financial Holdings Ltd	658	344,790
Finning International Inc	6,617	143,697
First Capital Realty Inc	2,400	38,547
First Quantum Minerals Ltd	17,914	254,571
Fortis Inc	6,000	201,205
Franco-Nevada Corp	350	17,235
Genworth MI Canada Inc	1,212	38,578
George Weston Ltd	2,100	181,387
Gibson Energy Inc	3,700	86,592
Gildan Activewear Inc (NYSE)	1,300	73,515
Gildan Activewear Inc (TSE)	1,400	79,170
Goldcorp Inc (NYSE)	5,991	110,953
Goldcorp Inc (TSE)	12,030	222,728
Great-West Lifeco Inc	5,200	150,343
Husky Energy Inc	8,621	204,061
IGM Financial Inc	2,400	95,665
Imperial Oil Ltd (ASE)	2,400	103,272
Imperial Oil Ltd (TSE)	3,750	161,549
Industrial Alliance Insurance & Financial Services Inc	2,821	107,882
Intact Financial Corp	2,550	184,040
Inter Pipeline Ltd	6,200	191,795
Keyera Corp	1,800	125,603
Kinross Gold Corp *	32,259	90,518
Linamar Corp	1,922	117,375
Loblaw Cos Ltd	5,046	270,020
Lundin Mining Corp *	22,000	108,315
MacDonald Dettwiler & Associates Ltd	800	65,381
Magna International Inc (NYSE)	1,784	193,903
Magna International Inc (TSE)	3,200	346,745
Manitoba Telecom Services Inc	1,400	32,644
Manulife Financial Corp (NYSE)	17,704	337,969
Manulife Financial Corp (TSE)	27,704	528,899
MEG Energy Corp *	4,800	80,771
Methanex Corp (NASDAQ)	1,604	73,511
Methanex Corp (TSE)	1,400	64,312
Metro Inc	2,933	235,539
National Bank of Canada	9,030	384,269
New Gold Inc *	6,100	26,147
Onex Corp	2,700	156,776
Open Text Corp (NASDAQ)	2,832	164,992
Open Text Corp (TSE)	1,200	69,833
Pacific Rubiales Energy Corp	13,067	80,867
Pan American Silver Corp	3,400	31,372
Paramount Resources Ltd ‘A’ *	1,100	26,624
Pembina Pipeline Corp (NYSE)	3,901	142,035

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-90

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Pembina Pipeline Corp (TSE)	2,915	$106,233
Pengrowth Energy Corp	16,612	52,333
Penn West Petroleum Ltd	13,114	27,429
Peyto Exploration & Development Corp	5,800	167,091
Potash Corp of Saskatchewan Inc (NYSE)	6,241	220,432
Potash Corp of Saskatchewan Inc (TSE)	13,751	486,102
Precision Drilling Corp (NYSE)	6,336	38,396
Precision Drilling Corp (TSE)	2,800	17,015
Progressive Waste Solutions Ltd	4,700	141,307
Quebecor Inc ‘B’	2,200	60,482
Restaurant Brands International Inc (NYSE) *	819	31,974
Restaurant Brands International Inc (TSE) *	1,722	67,448
Ritchie Bros Auctioneers Inc	804	21,605
Rogers Communications Inc ‘B’ (NYSE)	3,198	124,274
Rogers Communications Inc ‘B’ (TSE)	5,500	213,836
Royal Bank of Canada (NYSE)	10,704	739,325
Royal Bank of Canada (TSE)	22,054	1,523,165
Saputo Inc	7,800	234,443
Shaw Communications Inc ‘B’ (NYSE)	5,413	146,097
Shaw Communications Inc ‘B’ (TSE)	8,335	224,912
ShawCor Ltd	1,100	40,145
Silver Wheaton Corp (NYSE)	5,103	103,744
Silver Wheaton Corp (TSE)	5,700	115,933
SNC-Lavalin Group Inc	2,617	99,810
Stantec Inc (NYSE)	1,000	27,420
Sun Life Financial Inc (NYSE)	3,115	112,327
Sun Life Financial Inc (TSE)	8,561	308,897
Suncor Energy Inc (NYSE)	21,040	668,651
Suncor Energy Inc (TSE)	21,925	696,361
Talisman Energy Inc (NYSE)	8,695	68,082
Talisman Energy Inc (TSE)	46,232	362,120
Teck Resources Ltd ‘B’ (NYSE)	7,314	99,763
Teck Resources Ltd ‘B’ (TSE)	8,150	111,398
TELUS Corp	4,800	173,069
The Bank of Nova Scotia (NYSE)	6,434	367,253
The Bank of Nova Scotia (TSE)	17,013	971,021
The Jean Coutu Group PJC Inc ‘A’	3,100	75,539
The Toronto-Dominion Bank (NYSE)	6,146	293,656
The Toronto-Dominion Bank (TSE)	27,068	1,293,290
Thomson Reuters Corp (NYSE)	1,569	63,293
Thomson Reuters Corp (TSE)	5,700	229,953
TMX Group Ltd	234	10,191
Tourmaline Oil Corp *	3,100	103,262
TransAlta Corp (NYSE)	4,700	42,582
TransAlta Corp (TSE)	14,700	133,107
TransCanada Corp (NYSE)	3,015	148,037
TransCanada Corp (TSE)	10,270	504,749
TransForce Inc	3,800	96,783
Trican Well Service Ltd	1,800	8,630
Trilogy Energy Corp	300	2,043
Turquoise Hill Resources Ltd (TSE) *	30,560	94,431
Valeant Pharmaceuticals International Inc (NYSE) *	3,113	445,501
Valeant Pharmaceuticals International Inc (TSE) *	4,900	701,512
Veresen Inc	2,500	39,508
Vermilion Energy Inc (NYSE)	920	45,089
Vermilion Energy Inc (TSE)	1,433	70,306
West Fraser Timber Co Ltd	1,200	68,656
Whitecap Resources Inc	7,300	71,882
Yamana Gold Inc	31,999	129,175

		34,522,109

Cayman - 0.2%

ASM Pacific Technology Ltd	6,400	60,845
Chow Tai Fook Jewellery Group Ltd	31,200	41,767
FIH Mobile Ltd *	27,000	12,107
Lifestyle International Holdings Ltd	8,500	17,879
Melco Crown Entertainment Ltd ADR	5,670	144,018

	Shares	Value
MGM China Holdings Ltd	21,200	$53,443
Sa Sa International Holdings Ltd	36,000	25,101
Sands China Ltd	55,200	268,482
Wynn Macau Ltd	30,000	83,636
Xinyi Glass Holdings Ltd	10,000	5,038
Xinyi Solar Holdings Ltd	10,000	2,736

		715,052

Cyprus - 0.0%

Prosafe SE	2,381	7,285

Denmark - 1.5%

AP Moller - Maersk AS ‘A’	111	212,382
AP Moller - Maersk AS ‘B’	202	401,517
Carlsberg AS ‘B’	3,703	287,559
Chr Hansen Holding AS	3,055	135,932
Coloplast AS ‘B’	2,340	196,951
Danske Bank AS	15,300	411,794
DSV AS	6,424	195,151
GN Store Nord AS	3,676	80,024
H Lundbeck AS	1,363	27,106
Jyske Bank AS *	2,894	145,881
Novo Nordisk AS ‘B’	27,755	1,174,358
Novo Nordisk AS ADR	21,215	897,819
Novozymes AS ‘B’	6,841	287,020
Pandora AS	3,485	282,677
TDC AS	25,037	190,798
Topdanmark AS *	1,550	50,414
Tryg AS	1,236	138,191
Vestas Wind Systems AS *	6,234	225,200
William Demant Holding AS *	289	21,936

		5,362,710

Finland - 1.0%

Elisa OYJ	5,646	153,665
Fortum OYJ	18,211	393,529
Kesko OYJ ‘B’	886	32,284
Kone OYJ ‘B’	8,946	406,313
Metso OYJ	4,719	140,748
Neste Oil OYJ	8,132	197,046
Nokia OYJ	72,003	566,702
Nokia OYJ ADR	19,600	154,056
Nokian Renkaat OYJ	2,835	69,440
Orion OYJ ‘A’	400	12,114
Orion OYJ ‘B’	4,300	133,491
Sampo OYJ ‘A’	12,273	575,476
Stora Enso OYJ ‘R’	27,300	243,000
UPM-Kymmene OYJ	19,547	320,975
Valmet OYJ	2,184	26,896
Wartsila OYJ Abp	4,174	187,305

		3,613,040

France - 8.1%

Accor SA	3,605	161,526
Aeroports de Paris	429	51,998
Air Liquide SA	7,818	964,652
Alcatel-Lucent *	53,402	189,586
Alcatel-Lucent ADR *	8,000	28,400
Alstom SA *	3,380	109,034
Arkema SA	1,249	82,827
AtoS	3,292	260,506
AXA SA	41,161	950,676
AXA SA ADR	2,200	50,358
BioMerieux	397	41,154
BNP Paribas SA	22,627	1,329,660
Bollore SA	18,800	85,323
Bouygues SA	10,573	381,530
Bureau Veritas SA	6,857	151,414
Cap Gemini SA	4,304	306,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-91

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Carrefour SA	20,893	$634,772
Casino Guichard Perrachon SA	2,441	224,631
CGG SA *	1,488	8,852
CGG SA ADR *	1,300	7,670
Christian Dior SA	1,472	251,502
Cie de Saint-Gobain	16,739	704,700
Cie Generale des Etablissements Michelin	7,442	674,710
CNP Assurances	4,264	75,506
Credit Agricole SA	20,603	264,866
Danone SA	12,899	848,580
Dassault Systemes	2,360	143,626
Edenred	6,525	181,180
Eiffage SA	2,872	145,385
Electricite de France SA	8,326	228,623
Essilor International SA	4,975	553,800
Euler Hermes Group	181	18,730
Eutelsat Communications SA	4,807	155,398
Faurecia	1,300	48,344
GDF Suez	47,043	1,098,703
Groupe Eurotunnel SA	9,283	119,831
Hermes International	376	134,072
Iliad SA	809	194,337
Imerys SA	1,755	129,421
Ingenico	1,530	160,758
Ipsen SA	756	39,318
JCDecaux SA	3,774	129,596
Kering	2,181	419,314
L’Oreal SA	5,088	854,210
Lafarge SA	6,113	429,037
Lagardere SCA	2,244	58,239
Legrand SA	5,989	313,517
LVMH Moet Hennessy Louis Vuitton SA	6,363	1,006,207
Natixis SA	35,830	235,612
Numericable-SFR *	515	25,513
Orange SA	54,545	927,607
Orange SA ADR	5,000	84,600
Pernod Ricard SA	3,737	414,347
Peugeot SA *	22,209	270,924
Plastic Omnium SA	1,664	45,191
Publicis Groupe SA	3,905	279,689
Renault SA	6,695	489,241
Rexel SA	11,610	207,318
Safran SA	5,790	356,369
Sanofi	18,351	1,672,435
Sanofi ADR	3,955	180,388
Schneider Electric SE (LI)	219	15,842
Schneider Electric SE (XPAR)	10,681	776,101
SCOR SE	5,781	174,949
SEB SA	232	17,265
Societe BIC SA	847	112,409
Societe Generale SA	17,790	747,559
Sodexo SA	1,989	195,020
Suez Environnement Co	8,686	150,574
Technip SA	3,580	213,775
Thales SA	3,046	164,350
Total SA	51,042	2,631,686
Total SA ADR	7,641	391,219
Valeo SA	1,848	230,182
Vallourec SA	3,882	106,005
Veolia Environnement SA	11,918	211,646
Veolia Environnement SA ADR	1,468	25,807
Vinci SA	11,823	646,963
Vivendi SA *	26,771	667,807
Zodiac Aerospace	3,450	116,429

		28,187,466

Germany - 7.6%

adidas AG	4,492	313,084
Allianz SE	9,395	1,561,014
Axel Springer SE	980	59,103

	Shares	Value
BASF SE	21,056	$1,779,942
Bayer AG	20,285	2,773,151
Bayerische Motoren Werke AG	8,965	973,633
Beiersdorf AG	1,950	159,047
Bilfinger SE	810	45,258
Brenntag AG	4,546	255,800
Celesio AG	645	20,856
Commerzbank AG *	32,207	427,861
Continental AG	2,819	598,622
Daimler AG (XETR)	27,044	2,256,298
Deutsche Bank AG (NYSE)	16,773	503,525
Deutsche Bank AG (XETR)	11,755	355,304
Deutsche Boerse AG	5,275	378,028
Deutsche Lufthansa AG	11,345	189,992
Deutsche Post AG	26,935	881,277
Deutsche Telekom AG	69,810	1,118,934
Deutsche Telekom AG ADR	11,200	177,968
Deutsche Wohnen AG	9,759	231,876
E.ON SE	43,649	749,539
Fielmann AG	616	42,136
Fraport AG Frankfurt Airport Services Worldwide	1,449	83,944
Fresenius Medical Care AG & Co KGaA	3,388	253,561
Fresenius Medical Care AG & Co KGaA ADR	3,419	126,982
Fresenius SE & Co KGaA	13,434	701,526
FUCHS PETROLUB SE	830	31,673
GEA Group AG	3,913	173,255
Hannover Rueck SE	2,371	215,066
HeidelbergCement AG	4,650	330,793
Henkel AG & Co KGaA	3,362	327,376
HOCHTIEF AG	1,612	113,902
HUGO BOSS AG	1,169	143,523
Infineon Technologies AG	30,775	329,940
K+S AG	5,476	152,063
LANXESS AG	3,484	162,087
Linde AG	3,899	727,241
MAN SE	803	89,557
Merck KGaA	4,445	421,677
METRO AG *	8,479	259,597
MTU Aero Engines AG	1,786	155,942
Muenchener Rueckversicherungs-Gesellschaft AG	3,786	758,494
OSRAM Licht AG *	1,547	60,956
Puma SE	40	8,352
Rhoen Klinikum AG	822	23,012
RWE AG	22,761	712,599
SAP SE	11,221	793,386
SAP SE ADR	6,395	445,412
Siemens AG	14,988	1,699,792
Suedzucker AG	1,611	23,320
Symrise AG	2,124	128,808
Talanx AG	1,419	43,382
Telefonica Deutschland Holding AG *	11,012	58,809
ThyssenKrupp AG *	12,898	331,743
TUI AG *	5,072	81,504
United Internet AG	3,874	175,678
Volkswagen AG	730	159,063
Wacker Chemie AG	701	76,897
Wirecard AG	2,254	99,424

		26,332,584

Hong Kong - 2.4%

AIA Group Ltd	279,000	1,536,303
Bank of East Asia Ltd	47,000	188,513
BOC Hong Kong Holdings Ltd	95,000	316,294
Cathay Pacific Airways Ltd	41,000	89,215
Cheung Kong Holdings Ltd	34,000	567,331
CLP Holdings Ltd	47,000	406,938
Galaxy Entertainment Group Ltd	66,000	367,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-92

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PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Hang Lung Group Ltd	30,000	$135,667
Hang Lung Properties Ltd	58,000	161,640
Hang Seng Bank Ltd	18,600	309,270
Henderson Land Development Co Ltd	22,440	155,765
Hong Kong & China Gas Co Ltd	153,233	348,921
Hong Kong Exchanges & Clearing Ltd	30,481	670,542
Hopewell Holdings Ltd	4,500	16,412
Hutchison Whampoa Ltd	50,000	572,430
Hysan Development Co Ltd	13,000	57,764
Melco International Development Ltd	11,000	24,082
MTR Corp Ltd	30,502	124,577
New World Development Co Ltd	256,000	292,819
PCCW Ltd	89,000	60,630
Power Assets Holdings Ltd	27,500	265,666
Sino Land Co Ltd	109,609	175,938
SJM Holdings Ltd	73,000	115,445
Sun Hung Kai Properties Ltd	33,492	506,446
Swire Pacific Ltd ‘A’	13,500	174,882
Swire Pacific Ltd ‘B’	10,000	23,753
Swire Properties Ltd	19,200	56,663
Techtronic Industries Co Ltd	56,500	181,065
Television Broadcasts Ltd	3,000	17,433
The Wharf Holdings Ltd	31,000	222,618
Wheelock & Co Ltd	39,000	181,081

		8,323,503

Ireland - 0.5%

Bank of Ireland *	779,847	290,767
CRH PLC	1,776	42,729
CRH PLC ADR	20,611	494,870
Dragon Oil PLC	2,170	17,703
Glanbia PLC	3,685	56,582
James Hardie Industries PLC	14,694	156,459
Kerry Group PLC ‘A’	5,043	347,948
Paddy Power PLC	520	43,285
Smurfit Kappa Group PLC	10,413	233,829

		1,684,172

Israel - 0.5%

Azrieli Group	1,350	44,499
Bank Hapoalim BM	31,612	149,089
Bank Leumi Le-Israel BM *	40,573	139,193
Bezeq The Israeli Telecommunication Corp Ltd	39,551	70,317
Delek Group Ltd	129	32,370
Elbit Systems Ltd (TLV)	906	55,265
Israel Chemicals Ltd	9,956	71,812
Israel Discount Bank Ltd ‘A’ *	17,704	28,316
Mizrahi Tefahot Bank Ltd *	6,354	66,649
NICE-Systems Ltd ADR	800	40,520
Paz Oil Co Ltd	43	5,563
Teva Pharmaceutical Industries Ltd	275	15,800
Teva Pharmaceutical Industries Ltd ADR	18,857	1,084,466

		1,803,859

Italy - 1.7%

Assicurazioni Generali SPA	23,623	482,747
Atlantia SPA	8,286	192,455
Banca Monte dei Paschi di Siena SPA *	87,923	49,994
Banco Popolare SC *	9,369	112,156
Davide Campari-Milano SPA	7,247	44,989
Enel Green Power SPA	34,038	70,720
Enel SPA	140,244	627,065
Eni SPA	52,249	912,540
Eni SPA ADR	5,807	202,722
Finmeccanica SPA *	7,650	71,031
GTECH SPA	1,730	38,704
Intesa Sanpaolo SPA	247,824	716,915
Luxottica Group SPA	2,529	138,457
Luxottica Group SPA ADR	1,300	70,811

	Shares	Value
Mediaset SPA *	11,562	$47,623
Mediobanca SPA	23,557	190,734
Mediolanum SPA	9,889	62,734
Parmalat SPA	12,375	35,786
Pirelli & C. SPA	4,974	66,800
Prada SPA	10,000	56,578
Prysmian SPA	3,662	66,653
Saipem SPA *	9,139	95,981
Salvatore Ferragamo SPA	689	16,881
Snam SPA	40,686	200,709
Telecom Italia SPA *	473,899	502,579
Telecom Italia SPA ADR *	2,600	27,404
Terna Rete Elettrica Nazionale SPA	31,365	142,086
Tod’s SPA	214	18,571
UniCredit SPA	92,169	587,440
Unione di Banche Italiane SCpA	22,516	160,277
UnipolSai SPA	16,138	43,243
World Duty Free SPA *	2,362	22,621

		6,076,006

Japan - 19.3%

ABC-Mart Inc	300	14,537
Advantest Corp	1,100	13,705
Advantest Corp ADR	429	5,358
Aeon Co Ltd	50,400	507,298
Aeon Mall Co Ltd	770	13,617
Air Water Inc	3,000	47,558
Aisin Seiki Co Ltd	4,900	176,119
Ajinomoto Co Inc	14,000	259,416
Alfresa Holdings Corp	2,400	29,005
Alps Electric Co Ltd	7,400	140,666
Amada Co Ltd	14,000	120,034
ANA Holdings Inc	21,000	51,689
Anritsu Corp	4,000	27,846
Aoyama Trading Co Ltd	2,100	46,075
Aozora Bank Ltd	14,000	43,450
Asahi Glass Co Ltd	30,000	146,493
Asahi Group Holdings Ltd	8,200	253,103
Asahi Kasei Corp	41,000	375,739
Asics Corp	7,500	179,233
Astellas Pharma Inc	48,000	668,045
Azbil Corp	800	18,498
Bandai Namco Holdings Inc	6,200	131,597
Benesse Holdings Inc	3,500	103,970
Bridgestone Corp	16,800	583,815
Brother Industries Ltd	5,300	96,157
Calbee Inc	1,200	41,425
Canon Inc	17,300	549,480
Canon Inc ADR	8,890	281,457
Casio Computer Co Ltd	6,200	95,215
Central Japan Railway Co	3,000	450,065
Century Tokyo Leasing Corp	2,000	49,518
Chiyoda Corp	2,000	16,450
Chubu Electric Power Co Inc *	13,000	152,938
Chugai Pharmaceutical Co Ltd	4,900	120,451
Citizen Holdings Co Ltd	13,200	101,552
Coca-Cola East Japan Co Ltd	2,100	32,201
Coca-Cola West Co Ltd	2,500	34,393
COMSYS Holdings Corp	2,800	38,154
Cosmo Oil Co Ltd	12,000	17,004
Dai Nippon Printing Co Ltd	19,000	171,479
Daicel Corp	8,000	93,666
Daido Steel Co Ltd	7,000	26,500
Daihatsu Motor Co Ltd	8,800	115,432
Daiichi Sankyo Co Ltd	13,400	187,338
Daikin Industries Ltd	6,500	419,233
Daito Trust Construction Co Ltd	2,300	260,419
Daiwa House Industry Co Ltd	15,000	284,036
Daiwa Securities Group Inc	34,000	264,779
Dena Co Ltd	7,300	87,215

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-93

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PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Denki Kagaku Kogyo KK	3,000	$11,043
Denso Corp	10,900	508,001
Dentsu Inc	4,100	172,542
DIC Corp	67,000	161,219
Disco Corp	300	23,911
DMG Mori Seiki Co Ltd	3,100	38,519
Don Quijote Holdings Co Ltd	2,500	170,760
Dowa Holdings Co Ltd	16,000	127,698
East Japan Railway Co	7,100	531,937
Ebara Corp	9,000	36,565
Eisai Co Ltd	6,600	255,736
Electric Power Development Co Ltd	1,400	47,387
FamilyMart Co Ltd	900	33,598
FANUC Corp	3,700	610,643
Fast Retailing Co Ltd	1,400	510,065
Fuji Electric Co Ltd	10,000	39,892
Fuji Heavy Industries Ltd	13,900	489,489
FUJIFILM Holdings Corp	11,700	353,092
Fujitsu Ltd	41,000	218,401
Fukuoka Financial Group Inc	24,000	123,911
Furukawa Electric Co Ltd	5,000	8,263
Glory Ltd	1,300	34,743
Gree Inc	2,000	12,054
GS Yuasa Corp	11,000	46,790
GungHo Online Entertainment Inc	7,100	25,882
H2O Retailing Corp	1,500	23,539
Hakuhodo DY Holdings Inc	4,200	40,257
Hamamatsu Photonics KK	800	38,228
Hankyu Hanshin Holdings Inc	34,000	182,920
Haseko Corp	5,700	45,838
Heiwa Corp	600	11,982
Hikari Tsushin Inc	700	42,608
Hino Motors Ltd	6,000	78,492
Hirose Electric Co Ltd	400	46,566
Hisamitsu Pharmaceutical Co Inc	800	25,115
Hitachi Capital Corp	2,100	46,384
Hitachi Chemical Co Ltd	2,300	40,743
Hitachi Construction Machinery Co Ltd	6,700	142,052
Hitachi High-Technologies Corp	1,400	40,394
Hitachi Ltd	93,000	680,505
Hitachi Ltd ADR	3,200	238,592
Hitachi Metals Ltd	4,000	68,119
Hitachi Transport System Ltd	700	8,600
Hokkaido Electric Power Co Inc *	3,000	23,999
Hokuhoku Financial Group Inc	47,000	94,992
Hokuriku Electric Power Co	3,100	39,588
Honda Motor Co Ltd	27,200	790,968
Honda Motor Co Ltd ADR	12,006	354,417
Hoshizaki Electric Co Ltd	1,600	76,791
House Foods Group Inc	900	15,579
Hoya Corp	11,950	400,098
Ibiden Co Ltd	6,400	94,054
Idemitsu Kosan Co Ltd	2,000	33,140
IHI Corp	36,000	182,784
Iida Group Holdings Co Ltd	5,000	60,725
Inpex Corp	12,800	142,020
Isetan Mitsukoshi Holdings Ltd	10,800	132,400
Isuzu Motors Ltd	19,300	235,472
Ito En Ltd	2,500	45,042
ITOCHU Corp	33,600	359,240
Itochu Techno-Solutions Corp	1,100	38,977
Iwatani Corp	13,000	85,169
Izumi Co Ltd	1,200	42,234
J Front Retailing Co Ltd	11,000	128,098
Japan Airlines Co Ltd	3,600	105,158
Japan Exchange Group Inc	7,500	174,738
Japan Tobacco Inc	26,900	738,622
JFE Holdings Inc	10,300	229,262
JGC Corp	4,000	82,436
JSR Corp	2,700	46,364

	Shares	Value
JTEKT Corp	9,200	$155,820
JX Holdings Inc	67,700	263,752
K’s Holdings Corp	400	10,530
Kajima Corp	18,333	75,767
Kakaku.com Inc	4,800	69,009
Kamigumi Co Ltd	2,000	17,787
Kaneka Corp	15,000	80,657
Kansai Paint Co Ltd	4,000	61,818
Kao Corp	10,900	430,000
Kawasaki Heavy Industries Ltd	47,000	214,635
Kawasaki Kisen Kaisha Ltd	54,000	144,844
KDDI Corp	14,500	907,268
Keihan Electric Railway Co Ltd	11,000	58,750
Keikyu Corp	8,000	59,251
Keio Corp	10,000	71,768
Keisei Electric Railway Co Ltd	6,000	73,166
Kewpie Corp	6,900	128,432
Keyence Corp	1,040	460,655
Kikkoman Corp	3,000	73,601
Kintetsu Corp	31,000	102,246
Kirin Holdings Co Ltd	18,000	222,969
Kobayashi Pharmaceutical Co Ltd	700	40,846
Kobe Steel Ltd	226,000	390,944
Koito Manufacturing Co Ltd	2,000	60,999
Komatsu Ltd	22,100	489,947
Konami Corp	900	16,595
Konami Corp ADR	721	13,202
Konica Minolta Inc	19,200	207,102
Kubota Corp	17,000	246,861
Kubota Corp ADR	1,400	101,444
Kuraray Co Ltd	8,000	91,209
Kurita Water Industries Ltd	1,500	31,337
Kyocera Corp	6,600	302,503
Kyocera Corp ADR	1,346	61,674
Kyowa Hakko Kirin Co Ltd	4,000	37,653
Kyushu Electric Power Co Inc *	9,600	96,145
Lawson Inc	1,600	96,749
Lion Corp	7,000	36,601
LIXIL Group Corp	10,900	230,514
M3 Inc	2,300	38,247
Makita Corp	1,600	72,390
Makita Corp ADR	200	9,010
Marubeni Corp	36,000	215,794
Marui Group Co Ltd	4,800	43,411
Matsui Securities Co Ltd	3,100	26,942
Mazda Motor Corp	12,400	297,651
McDonald’s Holdings Co Japan Ltd	800	17,501
Medipal Holdings Corp	4,000	46,452
MEIJI Holdings Co Ltd	1,100	100,183
Minebea Co Ltd	11,000	161,006
Miraca Holdings Inc	1,600	68,951
MISUMI Group Inc	1,200	39,417
Mitsubishi Chemical Holdings Corp	90,400	440,222
Mitsubishi Corp	30,900	566,702
Mitsubishi Electric Corp	39,000	464,335
Mitsubishi Estate Co Ltd	27,000	571,438
Mitsubishi Gas Chemical Co Inc	5,000	25,117
Mitsubishi Heavy Industries Ltd	72,000	398,100
Mitsubishi Logistics Corp	3,000	43,373
Mitsubishi Materials Corp	56,000	186,157
Mitsubishi Motors Corp	17,400	159,402
Mitsubishi Tanabe Pharma Corp	3,100	45,428
Mitsubishi UFJ Financial Group Inc	190,200	1,042,513
Mitsubishi UFJ Financial Group Inc ADR	67,980	375,929
Mitsui & Co Ltd	32,500	434,466
Mitsui & Co Ltd ADR	300	80,473
Mitsui Chemicals Inc	46,000	130,662
Mitsui Engineering & Shipbuilding Co Ltd	46,000	80,735
Mitsui Fudosan Co Ltd	20,000	537,910
Mitsui Mining & Smelting Co Ltd	6,000	14,454

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-94

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Mitsui OSK Lines Ltd	36,000	$106,935
Mizuho Financial Group Inc	391,100	657,165
Mizuho Financial Group Inc ADR	68,432	232,669
MS&AD Insurance Group Holdings Inc	12,400	294,523
Murata Manufacturing Co Ltd	4,500	491,551
Nabtesco Corp	1,100	26,408
Nagase & Co Ltd	2,000	23,936
Nagoya Railroad Co Ltd	25,000	93,084
Nankai Electric Railway Co Ltd	29,000	111,615
NEC Corp	128,000	373,158
Nexon Co Ltd	3,300	30,770
NGK Insulators Ltd	4,000	82,381
NGK Spark Plug Co Ltd	4,000	120,789
NH Foods Ltd	7,000	153,112
NHK Spring Co Ltd	4,000	34,899
Nichirei Corp	9,000	40,827
Nidec Corp	2,600	168,643
Nidec Corp ADR	6,032	97,779
Nifco Inc	1,300	42,157
Nihon Kohden Corp	900	44,297
Nikon Corp	8,300	110,208
Nintendo Co Ltd	1,600	166,754
Nippo Corp	3,000	48,671
Nippon Electric Glass Co Ltd	10,000	45,080
Nippon Express Co Ltd	36,000	183,089
Nippon Kayaku Co Ltd	3,000	37,123
Nippon Paint Holdings Co Ltd	2,000	58,051
Nippon Paper Industries Co Ltd	2,200	31,513
Nippon Shokubai Co Ltd	5,000	65,623
Nippon Steel & Sumitomo Metal Corp	172,630	428,418
Nippon Telegraph & Telephone Corp	6,000	308,748
Nippon Telegraph & Telephone Corp ADR	4,100	105,001
Nippon Yusen KK	63,000	178,192
Nipro Corp	3,700	32,033
Nishi-Nippon Railroad Co Ltd	5,000	20,350
Nissan Chemical Industries Ltd	4,000	72,133
Nissan Motor Co Ltd	63,700	554,842
Nissan Shatai Co Ltd	3,000	36,492
Nisshin Seifun Group Inc	4,840	46,896
Nisshinbo Holdings Inc	4,000	41,433
Nissin Foods Holdings Co Ltd	1,000	47,855
Nitori Holdings Co Ltd	900	48,365
Nitto Denko Corp	2,900	162,178
NOK Corp	2,000	50,795
Nomura Holdings Inc	60,900	346,557
Nomura Holdings Inc ADR	19,971	113,236
Nomura Real Estate Holdings Inc	4,800	82,483
Nomura Research Institute Ltd	4,200	128,965
NSK Ltd	17,000	201,339
NTN Corp	35,000	154,828
NTT Data Corp	5,900	220,554
NTT DOCOMO Inc	25,500	373,273
NTT DOCOMO Inc ADR	9,700	141,620
NTT Urban Development Corp	4,100	41,129
Obayashi Corp	11,000	70,697
Obic Co Ltd	1,600	51,336
Odakyu Electric Railway Co Ltd	10,000	88,738
Oji Holdings Corp	27,000	96,893
Oki Electric Industry Co Ltd	43,000	82,531
Olympus Corp *	4,900	172,656
Omron Corp	4,000	179,282
Ono Pharmaceutical Co Ltd	800	70,890
Oracle Corp Japan	600	24,445
Oriental Land Co Ltd	1,300	298,116
Osaka Gas Co Ltd	33,000	123,341
Otsuka Corp	1,200	37,977
Otsuka Holdings Co Ltd	9,100	272,927
Panasonic Corp	41,000	481,696
Panasonic Corp ADR	13,000	153,010
Park24 Co Ltd	3,000	44,179

	Shares	Value
Pigeon Corp	700	$40,846
Rakuten Inc	18,200	253,392
Rengo Co Ltd	6,000	24,760
Resona Holdings Inc	50,700	255,889
Ricoh Co Ltd	27,300	277,330
Rinnai Corp	500	33,669
Rohm Co Ltd	1,900	115,271
Rohto Pharmaceutical Co Ltd	4,000	49,832
Ryohin Keikaku Co Ltd	800	98,851
Sankyo Co Ltd	900	31,018
Sanrio Co Ltd	1,400	34,821
Santen Pharmaceutical Co Ltd	1,500	80,274
Sanwa Holdings Corp	11,200	78,045
Sapporo Holdings Ltd	19,000	80,726
Sawai Pharmaceutical Co Ltd	2,200	126,744
SBI Holdings Inc	10,920	118,575
SCSK Corp	2,100	52,659
Secom Co Ltd	5,400	310,241
Sega Sammy Holdings Inc	6,800	87,240
Seiko Epson Corp	4,500	189,015
Seino Holdings Co Ltd	3,000	30,178
Sekisui Chemical Co Ltd	15,000	180,578
Sekisui House Ltd	21,900	286,842
Seven & i Holdings Co Ltd	16,100	580,739
Seven Bank Ltd	18,900	79,546
Sharp Corp *	40,000	88,645
Shikoku Electric Power Co Inc *	4,200	50,915
Shimadzu Corp	6,000	61,062
Shimamura Co Ltd	500	43,079
Shimano Inc	2,100	271,635
Shimizu Corp	8,000	54,474
Shin-Etsu Chemical Co Ltd	9,600	624,549
Shinsei Bank Ltd	52,000	90,782
Shionogi & Co Ltd	5,400	139,889
Shiseido Co Ltd	9,600	134,433
Showa Denko KK	141,000	174,168
Showa Shell Sekiyu KK	11,900	117,282
SKY Perfect JSAT Holdings Inc	10,600	62,801
SMC Corp	1,100	286,448
SoftBank Corp	22,700	1,350,928
Sojitz Corp	27,300	38,254
Sompo Japan Nipponkoa Holdings Inc	9,450	237,479
Sony Corp	11,500	234,126
Sony Corp ADR	14,295	292,619
Sony Financial Holdings Inc	3,700	54,560
Sotetsu Holdings Inc	8,000	32,941
Square Enix Holdings Co Ltd	1,700	35,336
Stanley Electric Co Ltd	2,400	51,876
Start Today Co Ltd	600	12,519
Sugi Holdings Co Ltd	1,100	44,888
Sumco Corp	4,900	70,461
Sumitomo Chemical Co Ltd	107,000	423,640
Sumitomo Corp	25,700	263,964
Sumitomo Dainippon Pharma Co Ltd	4,800	46,655
Sumitomo Electric Industries Ltd	19,500	243,298
Sumitomo Forestry Co Ltd	9,800	96,028
Sumitomo Heavy Industries Ltd	11,000	59,115
Sumitomo Metal Mining Co Ltd	14,000	208,906
Sumitomo Mitsui Financial Group Inc	27,600	997,257
Sumitomo Mitsui Financial Group Inc ADR	12,900	93,912
Sumitomo Mitsui Trust Holdings Inc	69,000	263,331
Sumitomo Realty & Development Co Ltd	9,000	306,589
Sumitomo Rubber Industries Ltd	7,100	105,711
Sundrug Co Ltd	1,000	40,475
Suruga Bank Ltd	4,000	73,289
Suzuken Co Ltd	4,000	110,548
Suzuki Motor Corp	9,500	285,579
Sysmex Corp	4,600	204,071
T&D Holdings Inc	17,500	210,532
Tadano Ltd	3,000	37,157

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-95

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Taiheiyo Cement Corp	30,000	$94,400
Taisei Corp	18,000	102,460
Taiyo Nippon Sanso Corp	10,000	110,345
Takara Holdings Inc	3,000	19,378
Takashimaya Co Ltd	5,000	40,099
Takeda Pharmaceutical Co Ltd	15,900	659,781
TDK Corp	3,500	206,219
Teijin Ltd	51,000	135,818
Terumo Corp	5,600	127,538
The 77 Bank Ltd	4,000	21,092
The Bank of Kyoto Ltd	16,000	133,828
The Bank of Yokohama Ltd	45,000	244,237
The Chiba Bank Ltd	21,000	137,829
The Chugoku Bank Ltd	4,000	54,617
The Chugoku Electric Power Co Inc	6,800	89,051
The Dai-ichi Life Insurance Co Ltd	22,100	335,361
The Gunma Bank Ltd	5,000	32,433
The Hachijuni Bank Ltd	6,000	38,621
The Hiroshima Bank Ltd	27,000	128,338
The Iyo Bank Ltd	5,000	54,196
The Japan Steel Works Ltd	8,000	28,407
The Joyo Bank Ltd	28,000	138,947
The Kansai Electric Power Co Inc *	13,400	127,484
The Keiyo Bank Ltd	2,000	11,185
The Nishi-Nippon City Bank Ltd	20,000	57,756
The Shiga Bank Ltd	2,000	10,672
The Shizuoka Bank Ltd	20,000	182,941
The Yokohama Rubber Co Ltd	8,000	73,088
THK Co Ltd	2,900	70,016
Tobu Railway Co Ltd	22,000	94,016
Toho Co Ltd	1,000	22,690
Toho Gas Co Ltd	8,000	39,205
Tohoku Electric Power Co Inc	8,600	99,901
Tokai Rika Co Ltd	1,400	29,409
Tokai Tokyo Financial Holdings Inc	9,000	61,580
Tokio Marine Holdings Inc	15,800	513,101
Tokyo Electric Power Co Inc *	26,300	107,169
Tokyo Electron Ltd	2,700	204,895
Tokyo Gas Co Ltd	64,000	345,354
Tokyo Tatemono Co Ltd	7,000	50,979
Tokyu Corp	23,000	142,687
Tokyu Fudosan Holdings Corp	10,000	68,904
TonenGeneral Sekiyu KK	4,000	34,194
Toppan Printing Co Ltd	17,000	110,671
Toray Industries Inc	38,000	304,341
Toshiba Corp	92,000	389,565
Toshiba TEC Corp	23,000	158,482
Tosoh Corp	25,000	120,833
TOTO Ltd	16,000	186,100
Toyo Seikan Group Holdings Ltd	3,100	38,243
Toyo Suisan Kaisha Ltd	1,000	32,289
Toyo Tire & Rubber Co Ltd	3,500	68,641
Toyoda Gosei Co Ltd	2,000	40,385
Toyota Boshoku Corp	6,900	91,605
Toyota Motor Corp	27,460	1,712,421
Toyota Motor Corp ADR	18,708	2,347,480
Toyota Tsusho Corp	11,900	275,039
Trend Micro Inc	1,800	49,248
TS Tech Co Ltd	3,500	81,976
Tsumura & Co	1,500	33,162
Tsuruha Holdings Inc	200	11,594
Ube Industries Ltd	14,000	20,918
Unicharm Corp	6,600	158,827
UNY Group Holdings Co Ltd	5,200	26,508
Ushio Inc	900	9,414
USS Co Ltd	2,700	41,550
Wacoal Holdings Corp	3,000	30,216
West Japan Railway Co	2,800	132,681
Yahoo Japan Corp	35,000	126,294
Yakult Honsha Co Ltd	1,700	89,715

	Shares	Value
Yamada Denki Co Ltd	29,000	$96,793
Yamaguchi Financial Group Inc	4,000	41,208
Yamaha Corp	4,600	68,325
Yamaha Motor Co Ltd	10,100	203,125
Yamato Holdings Co Ltd	10,300	202,811
Yamato Kogyo Co Ltd	1,300	36,549
Yamazaki Baking Co Ltd	2,000	24,677
Yaskawa Electric Corp	6,000	76,747
Yokogawa Electric Corp	3,800	41,830
Zeon Corp	4,000	35,913

		67,237,209

Luxembourg - 0.4%

ArcelorMittal	8,057	87,267
ArcelorMittal ‘NY’ (NYSE)	24,092	265,735
L’Occitane International SA	7,500	18,873
Millicom International Cellular SA SDR	3,357	249,663
Samsonite International SA	37,500	111,010
SES SA FDR ‘A’	9,038	324,203
Subsea 7 SA	14,185	144,656
Tenaris SA	6,200	93,648
Tenaris SA ADR	2,949	89,089

		1,384,144

Mauritius - 0.0%

Golden Agri-Resources Ltd	342,000	118,605

Netherlands - 2.9%

Aegon NV	20,851	156,445
Aegon NV ‘NY’	38,867	291,503
Airbus Group NV	15,805	784,990
Akzo Nobel NV	9,839	682,282
ASML Holding NV	3,752	401,977
ASML Holding NV ‘NY’	3,036	327,372
Boskalis Westminster NV	3,737	204,308
CNH Industrial NV	23,287	187,726
Delta Lloyd NV	13,189	289,864
Fugro NV CVA	1,119	23,081
Gemalto NV (AMS)	2,407	196,617
Heineken NV	5,384	382,476
ING Groep NV ADR *	39,158	507,879
ING Groep NV CVA *	41,881	542,259
Koninklijke Ahold NV	29,889	531,308
Koninklijke DSM NV	4,955	301,296
Koninklijke KPN NV	125,873	396,850
Koninklijke Philips NV	9,181	266,572
Koninklijke Philips NV ‘NY’	13,799	400,171
Koninklijke Vopak NV	2,445	126,661
QIAGEN NV (XETR) *	4,796	112,313
Randstad Holding NV	5,170	248,633
Reed Elsevier NV	18,036	431,038
Reed Elsevier NV ADR	1,235	58,835
SBM Offshore NV *	56	664
STMicroelectronics NV	22,481	167,654
STMicroelectronics NV ‘NY’	2,700	20,169
TNT Express NV	4,920	32,688
Unilever NV ‘NY’	25,320	988,493
Unilever NV CVA	15,780	619,882
Wolters Kluwer NV	12,192	372,291

		10,054,297

New Zealand - 0.1%

Auckland International Airport Ltd	33,907	111,591
Contact Energy Ltd	4,031	20,061
Fletcher Building Ltd (NZX)	17,524	113,029
Spark New Zealand Ltd (NZX)	69,177	167,610
Xero Ltd *	1,820	22,900

		435,191

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-96

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Norway - 0.7%

Akastor ASA	5,160	$14,956
Aker Solutions ASA * ~	5,160	28,433
DNB ASA	20,890	308,010
DNO ASA *	11,238	23,915
Fred Olsen Energy ASA	553	5,041
Gjensidige Forsikring ASA	3,349	54,551
Leroy Seafood Group ASA	1,500	54,951
Marine Harvest ASA	6,125	83,931
Norsk Hydro ASA	48,210	271,152
Orkla ASA	14,967	102,004
Petroleum Geo-Services ASA	11,549	65,350
Schibsted ASA	1,909	121,341
SpareBank 1 SR-Bank ASA	1,034	7,284
Statoil ASA	28,378	497,308
Statoil ASA ADR	3,728	65,650
Storebrand ASA *	17,962	69,913
Telenor ASA	21,060	424,640
TGS Nopec Geophysical Co ASA	3,566	77,155
Yara International ASA	3,056	136,669

		2,412,254

Papua New Guinea - 0.0%

Oil Search Ltd	21,704	140,226

Portugal - 0.2%

Banco Comercial Portugues SA *	1,518,288	119,391
Banco Espirito Santo SA * +	61,212	-
EDP - Energias de Portugal SA	64,252	248,490
Galp Energia SGPS SA	12,671	128,192
Jeronimo Martins SGPS SA	4,083	40,924
Portugal Telecom SGPS SA	7,542	7,786

		544,783

Singapore - 1.3%

CapitaLand Ltd	92,000	228,582
City Developments Ltd	11,000	84,928
ComfortDelGro Corp Ltd	36,831	72,106
DBS Group Holdings Ltd	40,308	622,454
Ezion Holdings Ltd	34,800	29,503
First Resources Ltd	27,000	38,072
Global Logistic Properties Ltd	76,000	142,136
Great Eastern Holdings Ltd	2,000	36,142
Hutchison Port Holdings Trust	211,000	145,402
Jardine Cycle & Carriage Ltd	2,000	64,220
Keppel Corp Ltd	30,800	205,518
Keppel Land Ltd	47,000	120,821
M1 Ltd	17,000	46,305
Oversea-Chinese Banking Corp Ltd	67,876	533,462
SATS Ltd	8,000	18,418
Sembcorp Industries Ltd	32,000	107,311
Sembcorp Marine Ltd	12,000	29,560
Singapore Airlines Ltd	18,000	157,376
Singapore Exchange Ltd	20,000	117,594
Singapore Post Ltd	34,000	49,136
Singapore Press Holdings Ltd	28,000	88,940
Singapore Technologies Engineering Ltd	69,000	176,653
Singapore Telecommunications Ltd	196,000	575,332
SMRT Corp Ltd	24,000	28,597
StarHub Ltd	8,000	25,052
United Industrial Corp Ltd	9,000	22,776
United Overseas Bank Ltd	27,783	513,648
UOL Group Ltd	14,000	73,470
Venture Corp Ltd	18,000	106,885
Wilmar International Ltd	49,000	119,534

		4,579,933

Spain - 3.1%

Abengoa SA ‘B’	10,114	21,935
Abertis Infraestructuras SA	12,829	253,450

	Shares	Value
Acciona SA *	1,020	$68,481
ACS Actividades de Construccion y Servicios SA	5,120	177,279
Amadeus IT Holding SA ‘A’	10,541	418,870
Banco Bilbao Vizcaya Argentaria SA	112,584	1,059,586
Banco Bilbao Vizcaya Argentaria SA ADR	7,644	71,777
Banco de Sabadell SA	198,041	518,817
Banco Popular Espanol SA	68,305	338,197
Banco Santander SA	233,489	1,952,394
Banco Santander SA ADR	754	6,281
Bankia SA *	80,672	119,597
Bankinter SA	17,392	138,677
CaixaBank SA	44,113	229,130
Distribuidora Internacional de Alimentacion SA	11,300	75,981
EDP Renovaveis SA	8,119	52,785
Enagas SA	6,426	203,401
Ferrovial SA	7,568	149,117
Gas Natural SDG SA	8,452	212,626
Grifols SA	2,817	112,138
Iberdrola SA	148,198	997,102
Inditex SA	24,497	701,911
International Consolidated Airlines Group SA *	30,860	230,622
Mapfre SA	66,406	223,627
Mediaset Espana Comunicacion SA *	8,321	103,920
Prosegur Cia de Seguridad SA	6,890	39,153
Red Electrica Corp SA	3,294	289,171
Repsol SA	17,656	328,193
Repsol SA ADR	5,493	102,060
Telefonica SA	76,540	1,094,827
Telefonica SA ADR	29,191	414,804
Zardoya Otis SA	4,529	50,119

		10,756,028

Sweden - 2.9%

Alfa Laval AB	9,271	175,396
Assa Abloy AB ‘B’	8,699	459,715
Atlas Copco AB ‘A’	18,124	504,520
Atlas Copco AB ‘B’	10,372	265,771
Axfood AB	1,279	76,149
BillerudKorsnas AB	5,024	71,985
Boliden AB	11,071	176,395
Electrolux AB ‘B’	8,835	259,230
Elekta AB ‘B’	7,108	72,545
Getinge AB ‘B’	8,418	191,205
Hennes & Mauritz AB ‘B’	23,166	960,968
Hexagon AB ‘B’	4,401	136,100
Hexpol AB	1,217	114,007
Husqvarna AB ‘B’	15,764	115,934
ICA Gruppen AB	2,496	97,695
Lundin Petroleum AB *	8,299	118,668
Meda AB ‘A’	10,073	144,571
Modern Times Group MTG AB ‘B’	574	18,213
NCC AB ‘B’	4,516	141,869
Nibe Industrier AB ‘B’	1,681	43,314
Nordea Bank AB	64,634	746,491
Ratos AB ‘B’	1,948	11,716
Saab AB ‘B’	2,243	57,923
Sandvik AB	29,256	284,857
Securitas AB ‘B’	14,287	173,105
Skandinaviska Enskilda Banken AB ‘A’	32,389	409,705
Skanska AB ‘B’	11,694	250,003
SKF AB ‘B’	13,434	282,611
SSAB AB ‘A’ *	3,075	17,760
SSAB AB ‘B’ *	9,660	49,815
Svenska Cellulosa AB SCA ‘A’	303	6,550
Svenska Cellulosa AB SCA ‘B’	18,288	394,948
Svenska Handelsbanken AB ‘A’	11,199	522,912
Swedbank AB ‘A’	20,327	505,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-97

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Swedish Match AB	5,904	$184,152
Tele2 AB ‘B’	14,210	172,029
Telefonaktiebolaget LM Ericsson ‘A’	4,940	55,609
Telefonaktiebolaget LM Ericsson ‘B’	46,910	568,124
Telefonaktiebolaget LM Ericsson ADR	19,502	235,974
TeliaSonera AB	60,283	387,677
Trelleborg AB ‘B’	7,998	134,707
Volvo AB ‘A’	6,806	74,552
Volvo AB ‘B’	31,771	343,122

		10,014,388

Switzerland - 8.3%

ABB Ltd	33,144	701,052
ABB Ltd ADR	29,541	624,792
Actelion Ltd	2,331	268,175
Adecco SA	6,741	461,785
Aryzta AG	2,616	201,007
Baloise Holding AG	1,777	226,950
Banque Cantonale Vaudoise	192	103,582
Barry Callebaut AG	39	39,943
Chocoladefabriken Lindt & Sprungli AG - Registered	2	114,793
Cie Financiere Richemont SA ~	12,302	1,089,678
Clariant AG	18,493	310,541
Coca-Cola HBC AG	5,925	112,734
Credit Suisse Group AG	24,644	617,796
Credit Suisse Group AG ADR	6,941	174,080
DKSH Holding AG	1,344	102,511
Dufry AG *	959	142,163
EMS-Chemie Holding AG	226	91,756
Galenica AG	176	139,409
Geberit AG	977	332,017
Givaudan SA	306	547,145
Holcim Ltd	6,793	482,372
Julius Baer Group Ltd	7,214	329,211
Kuehne + Nagel International AG	1,712	232,714
Lonza Group AG	2,398	270,248
Nestle SA	73,918	5,418,303
Novartis AG	31,527	2,899,459
Novartis AG ADR	15,494	1,435,674
OC Oerlikon Corp AG	7,159	89,594
Partners Group Holding AG	434	125,863
PSP Swiss Property AG	103	8,869
Roche Holding AG (XSWX)	754	203,041
Roche Holding AG (XVTX)	17,683	4,792,809
Schindler Holding AG	830	119,044
SGS SA	138	281,374
Sika AG	90	263,971
Sonova Holding AG	867	127,096
Sulzer AG	437	46,426
Swiss Life Holding AG	992	234,424
Swiss Re AG	12,050	1,008,263
Swisscom AG	732	384,374
Syngenta AG	1,393	447,293
Syngenta AG ADR	6,524	419,102
The Swatch Group AG	1,045	464,019
The Swatch Group AG (Registered)	2,304	199,283
UBS Group AG (NYSE) *	31,098	530,221
UBS Group AG (XVTX)	39,086	671,877
Zurich Insurance Group AG	3,422	1,071,575

		28,958,408

United Kingdom - 18.2%

Aberdeen Asset Management PLC	33,926	226,596
Admiral Group PLC	5,702	116,769
Aggreko PLC	10,396	242,210
Amec Foster Wheeler PLC	10,574	138,392
Anglo American PLC	34,327	635,116
Antofagasta PLC	13,397	155,543
ARM Holdings PLC	1,325	20,403

	Shares	Value
ARM Holdings PLC ADR	10,065	$466,010
Ashmore Group PLC	1,763	7,643
Ashtead Group PLC	13,049	230,696
Associated British Foods PLC	8,801	427,602
AstraZeneca PLC ADR	31,457	2,213,944
Aviva PLC	56,982	426,976
Aviva PLC ADR	12,906	192,299
Babcock International Group PLC	18,717	306,228
BAE Systems PLC	106,196	775,234
Barclays PLC	41,798	157,140
Barclays PLC ADR	78,086	1,172,071
Barratt Developments PLC	29,077	211,739
Berkeley Group Holdings PLC	3,640	139,482
BG Group PLC	80,548	1,072,153
BHP Billiton PLC	570	12,192
BHP Billiton PLC ADR	24,708	1,062,444
BP PLC ADR	71,784	2,736,406
British American Tobacco PLC	21,380	1,161,658
British American Tobacco PLC ADR	12,993	1,400,905
BT Group PLC	139,861	868,196
BT Group PLC ADR	3,807	235,996
Bunzl PLC	7,783	212,164
Burberry Group PLC	12,130	307,358
Capita PLC	18,458	309,341
Carnival PLC	1,157	52,241
Carnival PLC ADR	3,509	157,870
Centrica PLC	174,716	751,970
Cobham PLC	46,262	231,976
Compass Group PLC	43,350	738,872
Croda International PLC	2,474	101,939
Daily Mail & General Trust PLC ‘A’	9,002	115,588
Diageo PLC ADR	14,758	1,683,740
Direct Line Insurance Group PLC	35,451	159,895
Dixons Carphone PLC	40,603	292,447
easyJet PLC	3,554	91,734
Experian PLC	29,916	504,615
Fresnillo PLC	3,109	36,894
Friends Life Group Ltd	41,052	232,094
G4S PLC	60,220	259,161
Genting Singapore PLC	129,000	104,519
GKN PLC	67,990	360,631
GlaxoSmithKline PLC	1,836	39,281
GlaxoSmithKline PLC ADR	61,173	2,614,534
Glencore PLC *	196,313	903,579
Hargreaves Lansdown PLC	5,034	78,489
Hikma Pharmaceuticals PLC	5,227	160,295
HSBC Holdings PLC (LI)	6,138	58,007
HSBC Holdings PLC ADR	81,780	3,862,469
IMI PLC	5,074	99,330
Imperial Tobacco Group PLC	24,002	1,051,123
Inchcape PLC	4,449	49,794
Indivior PLC *	15,158	35,296
Informa PLC	9,345	68,190
Inmarsat PLC	11,136	138,002
InterContinental Hotels Group PLC	2,669	106,953
InterContinental Hotels Group PLC ADR	2,593	103,850
Intertek Group PLC	4,139	150,034
Investec PLC	13,065	109,142
ITV PLC	101,592	338,440
J Sainsbury PLC	41,546	157,947
John Wood Group PLC	6,020	55,368
Johnson Matthey PLC	5,275	276,537
KAZ Minerals PLC *	736	2,928
Kingfisher PLC	66,386	349,828
Legal & General Group PLC	130,984	503,086
Liberty Global PLC ‘A’ *	512	25,705
Liberty Global PLC ‘C’ *	1,264	61,064
Lloyds Banking Group PLC *	932,254	1,100,867
Lloyds Banking Group PLC ADR *	120,993	561,408
London Stock Exchange Group PLC	6,199	212,975

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-98

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Marks & Spencer Group PLC	53,074	$391,858
Meggitt PLC	36,410	291,038
Melrose Industries PLC	19,291	79,376
Mondi PLC	11,390	183,638
National Grid PLC	33,955	484,057
National Grid PLC ADR	9,051	639,544
Next PLC	3,779	398,593
Old Mutual PLC (LON)	126,044	370,685
Pearson PLC	4,231	77,830
Pearson PLC ADR	16,952	312,764
Pennon Group PLC	12,579	180,176
Persimmon PLC *	8,557	209,321
Petrofac Ltd	8,521	92,416
Prudential PLC	4,303	99,021
Prudential PLC ADR	22,038	1,017,494
Randgold Resources Ltd	1,832	123,955
Reckitt Benckiser Group PLC	15,158	1,222,817
Reed Elsevier PLC	4,850	82,515
Reed Elsevier PLC ADR	6,193	421,434
Rexam PLC	27,859	195,857
Rio Tinto PLC	309	14,236
Rio Tinto PLC ADR	32,365	1,490,732
Rolls-Royce Holdings PLC *	40,645	547,531
Royal Bank of Scotland Group PLC *	16,107	97,778
Royal Bank of Scotland Group PLC ADR *	19,999	242,188
Royal Dutch Shell PLC ‘A’ (LI)	1,924	63,774
Royal Dutch Shell PLC ‘A’ ADR	39,586	2,650,283
Royal Dutch Shell PLC ‘B’	5,785	198,738
Royal Dutch Shell PLC ‘B’ ADR	21,904	1,523,642
RSA Insurance Group PLC *	23,142	155,743
SABMiller PLC	18,072	935,268
Schroders PLC	3,090	128,066
Schroders PLC (Non-Voting)	1,511	48,841
Serco Group PLC	5,706	14,190
Severn Trent PLC	6,933	214,956
Shire PLC	3,744	264,900
Shire PLC ADR	2,941	625,080
Sky PLC	23,176	322,569
Sky PLC ADR	1,754	97,733
Smith & Nephew PLC ADR	8,397	308,506
Smiths Group PLC	15,558	263,321
Sports Direct International PLC *	8,054	88,331
SSE PLC	29,331	736,345
St James’s Place PLC	18,966	238,351
Standard Chartered PLC	48,620	729,154
Standard Life PLC	49,477	304,799
Tate & Lyle PLC	16,806	157,867
Taylor Wimpey PLC	84,879	180,886
Tesco PLC	274,586	799,024
The Sage Group PLC	45,219	326,092
The Weir Group PLC	7,854	224,797
Travis Perkins PLC	5,133	147,780
Tullow Oil PLC	20,134	127,393
Unilever PLC	2,665	108,254
Unilever PLC ADR	30,143	1,220,189
United Utilities Group PLC	16,403	232,446
Vedanta Resources PLC	1,430	12,627
Vodafone Group PLC	220,602	755,884
Vodafone Group PLC ADR	35,218	1,203,399
Whitbread PLC	5,541	408,909
William Hill PLC	29,567	166,272
WM Morrison Supermarkets PLC	114,462	325,755
Wolseley PLC	7,236	411,934
WPP PLC	13,436	278,746
WPP PLC ADR	3,770	392,457

		63,451,768

Total Common Stocks (Cost $329,968,996)		346,973,840

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $2,346,458; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $2,396,925)	$2,346,458	$2,346,458

Total Short-Term Investment (Cost $2,346,458)		2,346,458

TOTAL INVESTMENTS - 100.3% (Cost $332,356,901)		349,375,003

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(948,719)

NET ASSETS - 100.0%		$348,426,284

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.4%
Industrials	13.2%
Consumer Discretionary	12.5%
Consumer Staples	10.3%
Health Care	9.8%
Materials	9.3%
Energy	7.6%
Information Technology	4.8%
Telecommunication Services	4.8%
Utilities	3.9%
Others (each less than 3.0%)	0.7%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	As of December 31, 2014, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	19.3%
United Kingdom	18.2%
Canada	9.9%
Switzerland	8.3%
France	8.1%
Germany	7.6%
Australia	6.7%
Spain	3.1%
Others (each less than 3.0%)	19.1%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-99

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Australia	$6,487	$-	$6,487	$-
	France	22	22	-	-
	Spain	18,621	18,621	-	-

		25,130	18,643	6,487	-
	Preferred Stocks (1)	29,575	-	29,575	-
	Common Stocks
	Australia	23,217,498	1,718,460	21,499,038	-
	Austria	926,881	-	926,881	-
	Belgium	4,760,348	1,239,455	3,520,893	-
	Bermuda	1,354,093	150,007	1,204,086	-
	Canada	34,522,109	34,522,109	-	-
	Cayman	715,052	144,018	571,034	-
	Cyprus	7,285	-	7,285	-
	Denmark	5,362,710	897,819	4,464,891	-
	Finland	3,613,040	154,056	3,458,984	-
	France	28,187,466	793,955	27,393,511	-
	Germany	26,332,584	1,335,391	24,997,193	-
	Hong Kong	8,323,503	-	8,323,503	-
	Ireland	1,684,172	494,870	1,189,302	-
	Israel	1,803,859	1,124,986	678,873	-
	Italy	6,076,006	300,937	5,775,069	-
	Japan	67,237,209	5,098,882	62,138,327	-
	Luxembourg	1,384,144	354,824	1,029,320	-
	Mauritius	118,605	-	118,605	-
	Netherlands	10,054,297	2,594,422	7,459,875	-
	New Zealand	435,191	-	435,191	-
	Norway	2,412,254	65,650	2,346,604	-
	Papua New Guinea	140,226	-	140,226	-
	Portugal	544,783	-	544,783	-
	Singapore	4,579,933	-	4,579,933	-
	Spain	10,756,028	594,922	10,161,106	-
	Sweden	10,014,388	235,974	9,778,414	-
	Switzerland	28,958,408	3,855,746	25,102,662	-
	United Kingdom	63,451,768	30,731,456	32,720,312	-

		346,973,840	86,407,939	260,565,901	-
	Short-Term Investment	2,346,458	-	2,346,458	-

	Total	$349,375,003	$86,426,582	$262,948,421	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-101

B-100

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2014

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2014.
Y	Investments were in default as of December 31, 2014.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2014.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of trustees (“the Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).

Other Abbreviations:
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) is based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the portfolio, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

The descriptions of the companies shown in the Schedule of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-101

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value	$151,414,583	$772,860,229	$162,292,842	$374,367,701	$454,508,464	$87,718,878
Repurchase agreements, at value	-	-	-	8,768,607	19,593,969	3,456,935
Cash (1)	-	-	6,375	1,709	10,018	163,600
Receivables:
Dividends and interest	1,149,619	4,112,530	2,703,027	379,966	742,194	39,968
Fund shares sold	14,263	62,588	13,042	-	8,848	-
Securities sold	1,106,717	912,884	-	1,388	-	3,059
Prepaid expenses and other assets	78	692	149	396	493	93
Total Assets	153,685,260	777,948,923	165,015,435	383,519,767	474,863,986	91,382,533
LIABILITIES
Payables:
Fund shares redeemed	5,106	24,680	4,255	12,766	16,170	2,553
Securities purchased	2,623,405	34,525,332	-	-	-	1,348
Variation margin	-	-	-	106,115	236,378	29,100
Accrued advisory fees	22,363	88,297	31,518	44,170	53,083	10,666
Accrued support service expenses	1,246	6,128	1,352	3,227	3,943	748
Accrued custodian, and portfolio accounting and tax fees	13,750	69,364	30,744	14,046	16,746	8,766
Accrued shareholder report expenses	1,321	8,568	1,892	4,309	5,286	985
Accrued trustees’ fees and expenses and deferred compensation	712	4,166	922	2,163	2,625	494
Accrued offering expenses	746	-	-	-	-	-
Accrued other	3,134	12,675	3,901	7,618	9,104	2,861
Total Liabilities	2,671,783	34,739,210	74,584	194,414	343,335	57,521
NET ASSETS	$151,013,477	$743,209,713	$164,940,851	$383,325,353	$474,520,651	$91,325,012
NET ASSETS CONSIST OF:
Paid-in capital	$150,921,110	$702,727,369	$150,579,211	$252,273,561	$319,963,441	$62,926,891
Undistributed earnings	92,367	40,482,344	14,361,640	131,051,792	154,557,210	28,398,121
NET ASSETS	$151,013,477	$743,209,713	$164,940,851	$383,325,353	$474,520,651	$91,325,012
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	15,089,569	64,429,580	12,879,015	16,058,933	20,847,977	4,147,138
Net Asset Value Per Share	$10.01	$11.54	$12.81	$23.87	$22.76	$22.02

Investments, at cost	$152,026,743	$758,212,001	$165,485,368	$273,588,251	$355,497,900	$70,425,925
Repurchase agreements, at cost	-	-	-	8,768,607	19,593,969	3,456,935

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Growth Index Portfolio of $163,600.

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value	$132,634,440	$114,437,455	$347,028,545
Repurchase agreements, at value	5,438,745	1,148,935	2,346,458
Cash (1)	245,880	-	4,301
Foreign currency held, at value	-	217,268	480,603
Receivables:
Dividends and interest	256,347	86,312	863,156
Fund shares sold	-	22,780	43,351
Securities sold	-	-	5,701
Prepaid expenses and other assets	137	128	371
Total Assets	138,575,549	115,912,878	350,772,486
LIABILITIES
Payables:
Fund shares redeemed	4,255	3,404	11,914
Securities purchased	144,686	265,387	2,225,186
Due to custodian	57	-	-
Variation margin	46,560	-	-
Accrued advisory fees	16,139	44,661	64,087
Accrued support service expenses	1,133	970	2,984
Accrued custodian, and portfolio accounting and tax fees	11,203	32,458	28,641
Accrued shareholder report expenses	1,497	1,344	3,976
Accrued trustees’ fees and expenses and deferred compensation	748	660	2,023
Accrued foreign capital gains tax	-	110,851	-
Accrued other	3,546	3,209	7,312
Other liabilities	-	-	79
Total Liabilities	229,824	462,944	2,346,202
NET ASSETS	$138,345,725	$115,449,934	$348,426,284
NET ASSETS CONSIST OF:
Paid-in capital	$104,224,226	$111,355,923	$313,294,307
Undistributed earnings	34,121,499	4,094,011	35,131,977
NET ASSETS	$138,345,725	$115,449,934	$348,426,284
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	7,074,416	7,955,098	22,588,128
Net Asset Value Per Share	$19.56	$14.51	$15.43

Investments, at cost	$117,136,567	$115,412,782	$330,010,443
Repurchase agreements, at cost	5,438,745	1,148,935	2,346,458
Foreign currency held, at cost	-	216,943	481,891

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Value Index Portfolio of $245,880.

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	PD 1-3 Year Corporate Bond Portfolio (1)	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$432	$5,658	$342	$5,403,252	$9,588,021	$547,017
Interest, net of foreign taxes withheld	918,512	15,493,123	8,960,216	7	-	-
Total Investment Income	918,944	15,498,781	8,960,558	5,403,259	9,588,021	547,017

EXPENSES
Advisory fees	167,201	976,720	355,377	467,152	560,441	108,688
Support services expenses	3,747	33,321	7,178	16,114	19,752	3,669
Custodian fees and expenses	1,807	41,263	3,017	19,185	17,102	14,916
Portfolio accounting and tax fees	34,243	244,695	116,045	36,349	42,871	21,853
Shareholder report expenses	2,185	17,434	3,803	8,557	10,508	1,955
Legal and audit fees	3,025	23,588	5,141	11,628	14,258	2,655
Trustees’ fees and expenses	1,298	9,809	2,136	4,877	5,948	1,111
Transfer agency fees and expenses	3,846	5,998	5,780	5,758	5,706	5,534
Interest expense	-	166	47	14	196	13
Offering expenses	1,348	-	-	-	-	-
Other	267	6,322	1,227	4,961	6,120	1,133
Total Expenses	218,967	1,359,316	499,751	574,595	682,902	161,527
NET INVESTMENT INCOME	699,977	14,139,465	8,460,807	4,828,664	8,905,119	385,490

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	4,550	3,230,234	613,058	11,022,112	19,873,192	5,536,005
Futures contract transactions	-	-	-	2,091,023	2,553,566	333,753
Net Realized Gain	4,550	3,230,234	613,058	13,113,135	22,426,758	5,869,758

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(612,160)	22,000,306	(6,457,584)	24,930,952	21,189,204	(717,653)
Futures contracts	-	-	-	(199,248)	(112,748)	416
Change in Net Unrealized Appreciation (Depreciation)	(612,160)	22,000,306	(6,457,584)	24,731,704	21,076,456	(717,237)
NET GAIN (LOSS)	(607,610)	25,230,540	(5,844,526)	37,844,839	43,503,214	5,152,521
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,367	$39,370,005	$2,616,281	$42,673,503	$52,408,333	$5,538,011

Foreign taxes withheld on dividends and interest	$17	$-	$-	$817	$4,608	$156

(1)	Operations commenced on April 30, 2014.

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,482,217	$2,599,400	$10,341,741
Interest, net of foreign taxes withheld	-	-	122
Other	-	-	507
Total Investment Income	2,482,217	2,599,400	10,342,370
EXPENSES
Advisory fees	165,435	497,337	677,632
Support services expenses	5,580	5,089	15,003
Custodian fees and expenses	15,746	83,594	60,160
Portfolio accounting and tax fees	27,163	30,065	49,363
Shareholder report expenses	2,975	2,693	7,923
Legal and audit fees	4,038	3,651	10,786
Trustees’ fees and expenses	1,687	1,514	4,547
Transfer agency fees and expenses	5,596	5,342	6,158
Interest expense	55	1,356	-
Other	1,727	1,738	4,831
Total Expenses	230,002	632,379	836,403
NET INVESTMENT INCOME	2,252,215	1,967,021	9,505,967

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (1)	7,517,177	2,577,981	3,395,539
Futures contract transactions	102,850	-	-
Foreign currency transactions	(99)	(57,983)	(76,131)
Net Realized Gain	7,619,928	2,519,998	3,319,408

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	(4,137,648)	(6,205,378)	(32,313,779)
Futures contracts	15,311	-	-
Foreign currencies	(12)	4,538	(73,629)
Change in Net Unrealized Depreciation	(4,122,349)	(6,200,840)	(32,387,408)
NET GAIN (LOSS)	3,497,579	(3,680,842)	(29,068,000)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,749,794	($1,713,821)	($19,562,033)

Foreign taxes withheld on dividends and interest	$1,854	$340,119	$932,881

(1)	Net realized gain (loss) on investment security transactions for the PD Emerging Markets Portfolio is net of foreign capital gains tax withheld of $3,023.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $69,990.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year/Period Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	PD 1-3 Year Corporate Bond Portfolio (1)		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income	$699,977		$14,139,465	$9,312,931	$8,460,807	$7,205,488
Net realized gain	4,550		3,230,234	74,694	613,058	2,347,288
Change in net unrealized appreciation (depreciation)	(612,160)		22,000,306	(21,442,362)	(6,457,584)	(1,834,565)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,367		39,370,005	(12,054,737)	2,616,281	7,718,211

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	152,501,560		183,511,924	287,530,564	31,053,156	37,913,533
Cost of shares repurchased	(1,580,450)		(133,064,074)	(31,544,897)	(1,294,353)	(22,911,630)
Net Increase in Net Assets from Capital Share Transactions	150,921,110		50,447,850	255,985,667	29,758,803	15,001,903
NET INCREASE IN NET ASSETS	151,013,477		89,817,855	243,930,930	32,375,084	22,720,114

NET ASSETS
Beginning of Year or Period	-		653,391,858	409,460,928	132,565,767	109,845,653
End of Year or Period	$151,013,477		$743,209,713	$653,391,858	$164,940,851	$132,565,767

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income	$4,828,664	$3,430,034	$8,905,119	$6,191,586	$385,490	$294,114
Net realized gain	13,113,135	9,101,775	22,426,758	12,110,874	5,869,758	4,249,837
Change in net unrealized appreciation (depreciation)	24,731,704	53,696,154	21,076,456	59,371,782	(717,237)	14,315,405
Net Increase in Net Assets Resulting from Operations	42,673,503	66,227,963	52,408,333	77,674,242	5,538,011	18,859,356

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	54,107,857	64,314,021	64,366,633	80,836,837	19,849,218	9,731,965
Cost of shares repurchased	(6,028,805)	(9,236,841)	(7,072,753)	(11,231,951)	(1,676,010)	(2,112,827)
Net Increase in Net Assets from Capital Share Transactions	48,079,052	55,077,180	57,293,880	69,604,886	18,173,208	7,619,138
NET INCREASE IN NET ASSETS	90,752,555	121,305,143	109,702,213	147,279,128	23,711,219	26,478,494

NET ASSETS
Beginning of Year	292,572,798	171,267,655	364,818,438	217,539,310	67,613,793	41,135,299
End of Year	$383,325,353	$292,572,798	$474,520,651	$364,818,438	$91,325,012	$67,613,793

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income	$2,252,215	$1,550,866	$1,967,021	$1,181,022	$9,505,967	$5,941,283
Net realized gain (loss)	7,619,928	6,863,757	2,519,998	(242,455)	3,319,408	(256,469)
Change in net unrealized appreciation (depreciation)	(4,122,349)	15,106,443	(6,200,840)	(2,326,487)	(32,387,408)	36,373,927
Net Increase (Decrease) in Net Assets Resulting from Operations	5,749,794	23,521,066	(1,713,821)	(1,387,920)	(19,562,033)	42,058,741
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	32,818,560	19,410,538	28,161,697	42,702,019	101,671,503	64,338,072
Cost of shares repurchased	(2,309,804)	(3,140,998)	(1,714,868)	(2,049,763)	(5,772,352)	(8,676,077)
Net Increase in Net Assets from Capital Share Transactions	30,508,756	16,269,540	26,446,829	40,652,256	95,899,151	55,661,995
NET INCREASE IN NET ASSETS	36,258,550	39,790,606	24,733,008	39,264,336	76,337,118	97,720,736

NET ASSETS
Beginning of Year	102,087,175	62,296,569	90,716,926	51,452,590	272,089,166	174,368,430
End of Year	$138,345,725	$102,087,175	$115,449,934	$90,716,926	$348,426,284	$272,089,166

(1)	Operations commenced on April 30, 2014.

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operators			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2014 (6)	$10.00	$0.05	($0.04)	$0.01	$-	$-	$-	$10.01	0.24%	0.24%	0.75%	0.08%	$151,013	21%
PD Aggregate Bond Index
2014	$10.89	$0.23	$0.42	$0.65	$-	$-	$-	$11.54	0.20%	0.20%	2.06%	5.90%	$743,210	71%
2013	11.16	0.19	(0.46)	(0.27)	-	-	-	10.89	0.20%	0.20%	1.75%	(2.43%)	653,392	61%
2012	10.92	0.22	0.20	0.42	(0.17)	(0.01)	(0.18)	11.16	0.21%	0.17%	1.97%	3.94%	409,461	72%
2011	10.59	0.30	0.50	0.80	(0.42)	(0.05)	(0.47)	10.92	0.24%	0.17%	2.78%	7.65%	210,305	115%
2010	10.23	0.31	0.33	0.64	(0.27)	(0.01)	(0.28)	10.59	0.28%	0.17%	2.88%	6.23%	163,942	149%
PD High Yield Bond Market
2014	$12.53	$0.73	($0.45)	$0.28	$-	$-	$-	$12.81	0.33%	0.33%	5.63%	2.19%	$164,941	11%
2013	11.74	0.74	0.05	0.79	-	-	-	12.53	0.37%	0.36%	6.14%	6.73%	132,566	54%
2012	10.96	0.81	0.80	1.61	(0.76)	(0.07)	(0.83)	11.74	0.39%	0.34%	6.90%	14.91%	109,846	38%
2011	11.42	0.84	(0.26)	0.58	(0.87)	(0.17)	(1.04)	10.96	0.45%	0.34%	7.23%	5.03%	78,287	45%
2010	11.30	1.00	0.43	1.43	(1.02)	(0.29)	(1.31)	11.42	0.52%	0.34%	8.57%	13.05%	38,751	40%
PD Large-Cap Growth Index
2014	$21.14	$0.32	$2.41	$2.73	$-	$-	$-	$23.87	0.17%	0.17%	1.42%	12.90%	$383,325	13%
2013	15.88	0.27	4.99	5.26	-	-	-	21.14	0.18%	0.17%	1.48%	33.17%	292,573	14%
2012	13.97	0.27	1.84	2.11	(0.20)	-	(0.20)	15.88	0.18%	0.17%	1.72%	15.02%	171,268	17%
2011	14.31	0.21	0.13	0.34	(0.18)	(0.50)	(0.68)	13.97	0.20%	0.17%	1.40%	2.39%	100,124	37%
2010	12.75	0.19	1.87	2.06	(0.15)	(0.35)	(0.50)	14.31	0.24%	0.17%	1.44%	16.17%	63,468	56%
PD Large-Cap Value Index
2014	$20.11	$0.45	$2.20	$2.65	$-	$-	$-	$22.76	0.16%	0.16%	2.13%	13.19%	$474,521	15%
2013	15.21	0.39	4.51	4.90	-	-	-	20.11	0.17%	0.17%	2.16%	32.23%	364,818	13%
2012	13.72	0.37	1.93	2.30	(0.28)	(0.53)	(0.81)	15.21	0.18%	0.17%	2.48%	17.17%	217,539	16%
2011	13.95	0.32	(0.29)	0.03	(0.24)	(0.02)	(0.26)	13.72	0.20%	0.17%	2.30%	0.19%	119,964	36%
2010	12.62	0.29	1.59	1.88	(0.21)	(0.34)	(0.55)	13.95	0.24%	0.17%	2.20%	14.89%	77,490	55%
PD Small-Cap Growth Index
2014	$20.90	$0.10	$1.02	$1.12	$-	$-	$-	$22.02	0.21%	0.21%	0.50%	5.39%	$91,325	37%
2013	14.62	0.10	6.18	6.28	-	-	-	20.90	0.22%	0.21%	0.55%	42.88%	67,614	44%
2012	13.73	0.18	1.78	1.96	(0.18)	(0.89)	(1.07)	14.62	0.27%	0.21%	1.22%	14.30%	41,135	79%
2011	15.52	0.07	(0.58)	(0.51)	(0.09)	(1.19)	(1.28)	13.73	0.31%	0.21%	0.45%	(3.27%)	27,998	68%
2010	12.66	0.09	3.49	3.58	(0.07)	(0.65)	(0.72)	15.52	0.46%	0.21%	0.63%	28.24%	20,095	69%
PD Small-Cap Value Index
2014	$18.80	$0.36	$0.40	$0.76	$-	$-	$-	$19.56	0.19%	0.19%	1.91%	4.00%	$138,346	32%
2013	14.00	0.32	4.48	4.80	-	-	-	18.80	0.21%	0.21%	1.92%	34.35%	102,087	41%
2012	12.63	0.38	1.85	2.23	(0.33)	(0.53)	(0.86)	14.00	0.26%	0.21%	2.73%	17.62%	62,297	63%
2011	14.60	0.27	(1.11)	(0.84)	(0.27)	(0.86)	(1.13)	12.63	0.32%	0.21%	1.93%	(5.82%)	34,106	63%
2010	12.65	0.26	2.74	3.00	(0.23)	(0.82)	(1.05)	14.60	0.45%	0.21%	1.93%	23.67%	22,994	62%
PD Emerging Markets
2014	$14.79	$0.28	($0.56)	($0.28)	$-	$-	$-	$14.51	0.59%	0.59%	1.85%	(1.88%)	$115,450	12%
2013	15.25	0.24	(0.70)	(0.46)	-	-	-	14.79	0.69%	0.69%	1.66%	(3.00%)	90,717	1%
2012	13.32	0.22	2.07	2.29	(0.21)	(0.15)	(0.36)	15.25	0.86%	0.86%	1.56%	17.42%	51,453	3%
2011	16.55	0.22	(3.24)	(3.02)	(0.19)	(0.02)	(0.21)	13.32	0.92%	0.92%	1.45%	(18.20%)	31,023	6%
2010	14.21	0.20	2.64	2.84	(0.19)	(0.31)	(0.50)	16.55	0.85%	0.85%	1.34%	20.04%	25,449	7%

See Notes to Financial Statements	See explanation of references on C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operators			Distributions (2)
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2014	$16.30	$0.49	($1.36)	($0.87)	$-	$-		$-	$15.43	0.27%	0.27%	3.03%	(5.34%)	$348,426	4%
2013	13.54	0.40	2.36	2.76	-	-		-	16.30	0.28%	0.28%	2.68%	20.39%	272,089	1%
2012	11.82	0.37	1.66	2.03	(0.31)	-		(0.31)	13.54	0.37%	0.30%	2.90%	17.12%	174,368	2%
2011	13.77	0.37	(2.05)	(1.68)	(0.27)	-		(0.27)	11.82	0.46%	0.30%	2.78%	(12.16%)	94,069	1%
2010	13.01	0.30	0.69	0.99	(0.23)	-	(7)	(0.23)	13.77	0.46%	0.30%	2.35%	7.61%	53,577	3%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Since January 1, 2013, no dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Portfolios under the current dividend and distributions policy (see Note 2B in Notes to Financial Statements).
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The investment adviser to the Trust reimbursed certain operating expenses under the expense limitation agreements and such agreements expired on April 30, 2013. The PD Aggregate Bond Index, PD Large-Cap Value Index, and PD Small-Cap Value Index Portfolios had expense reimbursements for the year ended December 31, 2013 that are not reflected in the above table due to rounding.
(5)	Total returns for periods of less than one full year are not annualized.
(6)	Operations commenced on April 30, 2014.
(7)	Reflects an amount rounding to less than $0.01 per share.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of December 31, 2014, the Trust was comprised of fifty-six separate portfolios, nine of which are presented in these financial statements: PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”).

The Pacific Dynamix Underlying Portfolios currently offer Class P shares only.

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report, see the Where to Go for More Information section of this report on page F-20.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each portfolio qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Currently each Pacific Dynamix Underlying Portfolio presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these portfolios are required to distribute taxable income and capital gains (see Note 10). No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Portfolios under the current dividend and distributions policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

E. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new portfolio on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. This ASU is effective for interim and annual reporting periods beginning on or after December 15, 2014. Management is currently evaluating the impact that the implementation of this ASU will have on the Trust’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the portfolios’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each portfolio’s investments.

B. NET ASSET VALUE

Each portfolio of the Trust presented in these financial statements is divided into shares. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets, subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the portfolios do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those portfolios.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the official closing price or last reported sale price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no official closing price or last reported sales price are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

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PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in other Investment Companies

Portfolio investments in other investment companies are valued at their respect NAVs.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Trust’s Adviser, accounting members of Pacific Life Insurance Company, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value the Trust’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing the Trust’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2014 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

D-3

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a portfolio are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short- term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each portfolio as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each portfolio represents an indirect investment in the assets owned by that portfolio. As with any mutual fund, the value of the assets owned by each portfolio may move up or down, and as a result, an investment in a portfolio at any point in time may be worth more or less than the original amount invested.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect portfolio performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a portfolio invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a portfolio may lose value, regardless of the individual results of the securities and other instruments in which the portfolio invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a portfolio in unforeseen ways, such as causing the portfolio to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a portfolio’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield or “junk” securities may be more volatile than higher rated securities. High yield securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s termination or tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. The negative impact on debt investments from resulting rate increases for that and other reasons could be swift and significant, including declining market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation,

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trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each portfolio’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a portfolio to resell, the security at an agreed upon price and time. Repurchase agreements permit a portfolio to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the portfolios at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a portfolio are collateralized with cash or securities of a type

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that the portfolio is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a portfolio as collateral, the portfolio has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the portfolio under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the portfolio may be delayed, limited or wholly denied.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the portfolio’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including but not limited to, futures contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

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Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risk to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures to provide market exposure proportionate to the size each portfolio’s cash flows and residual cash balances.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2014:

	Total Value of Equity Contracts* as of December 31, 2014
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$53,632	($34,165)
PD Large-Cap Value Index	185,719	-
PD Small-Cap Growth Index	104,959	-
PD Small-Cap Value Index	177,312	-

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions
Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments in equity futures contracts recognized in the Trust’s Statements of Operations for the year ended December 31, 2014:

	Realized Gain and Unrealized Appreciation (Depreciation) on Derivative Investments in Equity Futures Contracts Recognized in the Statement of Operations
Portfolio	Realized Gain	Change in Unrealized Appreciation (Depreciation)
PD Large-Cap Growth Index	$2,091,023	($199,248)
PD Large-Cap Value Index	2,553,566	(112,748)
PD Small-Cap Growth Index	333,753	416
PD Small-Cap Value Index	102,850	15,311

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Average Values of Derivative Investments By Risk Exposure for the Year Ended December 31, 2014
Portfolio	Equity Contracts
PD Large-Cap Growth Index	$103,414
PD Large-Cap Value Index	176,798
PD Small-Cap Growth Index	84,680
PD Small-Cap Value Index	157,030

The Average Values of Derivative Investments By Risk Exposure table shown above, and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of financial derivative activity for each applicable portfolio for the year ended December 31, 2014.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a portfolio or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a portfolio’s financial statements. A portfolio’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given portfolio exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain portfolios held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain portfolios presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable portfolio’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable portfolio presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2014.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. PLFA has retained other investment management firms to sub-advise each portfolio presented in these financial statements, as discussed later in this section. PLFA receives investment advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

PD 1-3 Year Corporate Bond	0.20% of first $50 million 0.19% of next $50 million 0.14% on excess	PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% of first $300 million 0.12% on excess
PD Aggregate Bond Index	0.16% of first $50 million 0.15% of next $50 million 0.14% on excess	PD Emerging Markets	0.60% of first $50 million 0.35% on excess
PD High Yield Bond Market	0.35% of first $50 million 0.22% of next $50 million 0.14% on excess	PD International Large-Cap	0.25% of first $100 million 0.20% on excess

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2014, the Trust and PLFA engage various investment management firms under PLFA’s supervision, to sub-advise each Pacific Dynamix Underlying Portfolio. The following firms serve as sub- advisers for their respective portfolios: SSgA Funds Management, Inc. for the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index and PD High Yield Bond Market Portfolios; BlackRock Investment Management, LLC for the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; and Dimensional Fund Advisors LP for the PD Emerging Markets

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and PD International Large-Cap Portfolios. PLFA, as Adviser to each portfolio of the Trust, pays the related portfolio management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust.

Pursuant to an Agreement for Administration and Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Portfolios and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees earned by the Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio presented in these financial statements for the year ended December 31, 2014 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2014 are presented in the Statements of Assets and Liabilities.

B. INVESTMENTS BY AFFILIATED PARTY

As of December 31, 2014, Pacific Life owned 29.40% and 12.83% of the total shares outstanding of the PD High Yield Bond Market and PD Emerging Markets Portfolios, respectively.

C. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Funds Series Trust1. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Adviser to Pacific Funds Series Trust. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A and/or Class P shares of the corresponding series of the Pacific Funds Series Trust. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended December 31, 2014, such expenses decreased by $109 for all applicable portfolios presented in these financial statements as a result of the market value depreciation on such accounts. As of December 31, 2014, the total amount in the DCP Liability accounts for all applicable portfolios presented in these financial statements was $4,603.

D. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and PLFA and received no compensation from the Trust.

E. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds effective rate or the Overnight London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.125% (0.10% prior to August 31, 2014) per annum on the daily unused portion of the committed line up to a maximum of $93,750. As of December 31, 2014, the actual interest rate on borrowing by the Trust was 1.34%. The committed line of credit will expire on August 31, 2015 unless renewed and applies to all portfolios presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable portfolio presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the

[1]	Effective January 22, 2015, Pacific Life Funds changed its name to Pacific Funds Series Trust.

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

interest expenses are charged directly to the applicable portfolio. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that the PD Emerging Markets Portfolio had loans outstanding were 1.35% and $52,092. No other portfolios presented in these financial statements had a loan outstanding during the reporting period. As of December 31, 2014, none of the portfolios presented in these financial statements had loans outstanding in connection with this line of credit.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2014, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$496,395,924	$429,318,731

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$183,699,092	$28,321,095
PD Aggregate Bond Index	80,419,343	49,220,979
PD High Yield Bond Market	64,197,965	15,605,075
PD Large-Cap Growth Index	99,573,484	42,054,224
PD Large-Cap Value Index	120,899,992	58,616,455

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$48,173,545	$27,724,021
PD Small-Cap Value Index	69,905,929	36,279,586
PD Emerging Markets	40,350,019	12,303,784
PD International Large-Cap	117,762,636	12,684,118

10. FEDERAL INCOME TAX INFORMATION

Currently each Pacific Dynamix Underlying Portfolio is treated as a partnership for Federal income tax purposes only. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably, when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a regulated investment company.

No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Portfolios under the current dividend and distributions policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B). Each partner, which would be Pacific Life and Pacific Life & Annuity Company through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Pacific Dynamix Underlying Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2014, were as follows:

Portfolio	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
PD 1-3 Year Corporate Bond	$152,026,743	$13,486	($625,646)	($612,160)
PD Aggregate Bond Index	758,222,984	17,185,872	(2,548,627)	14,637,245
PD High Yield Bond Market	165,490,034	3,617,969	(6,815,161)	(3,197,192)
PD Large-Cap Growth Index	282,458,182	104,823,787	(4,145,661)	100,678,126
PD Large-Cap Value Index	375,411,359	104,400,797	(5,709,723)	98,691,074
PD Small-Cap Growth Index	74,138,710	21,763,602	(4,726,499)	17,037,103
PD Small-Cap Value Index	123,272,281	22,524,033	(7,723,129)	14,800,904
PD Emerging Markets	116,604,375	14,013,810	(15,031,795)	(1,017,985)
PD International Large-Cap	332,409,232	42,828,827	(25,863,056)	16,965,771

(1)	The difference between tax cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale deferrals and investments in passive foreign investment companies.

Each portfolio recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each portfolio remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after December 31, 2010.

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the year or period ended December 31, 2014 and 2013 were as follows:

	PD 1-3 Year Corporate Bond (1)		PD Aggregate Bond Index		PD High Yield Bond Market
	2014	2013	2014	2013	2014	2013
Class P
Shares sold	15,247,379		16,326,022	26,164,194	2,400,907	3,125,760
Shares repurchased	(157,810)		(11,884,280)	(2,855,573)	(99,748)	(1,903,161)
Net increase	15,089,569		4,441,742	23,308,621	2,301,159	1,222,599
Shares outstanding, beginning of year or period	-		59,987,838	36,679,217	10,577,856	9,355,257
Shares outstanding, end of year or period	15,089,569		64,429,580	59,987,838	12,879,015	10,577,856

	PD Large-Cap Growth Index		PD Large-Cap Value Index		PD Small-Cap Growth Index
	2014	2013	2014	2013	2014	2013
Class P
Shares sold	2,491,944	3,564,997	3,036,342	4,477,961	993,439	546,274
Shares repurchased	(270,868)	(514,430)	(331,056)	(640,599)	(82,162)	(123,241)
Net increase	2,221,076	3,050,567	2,705,286	3,837,362	911,277	423,033
Shares outstanding, beginning of year	13,837,857	10,787,290	18,142,691	14,305,329	3,235,861	2,812,828
Shares outstanding, end of year	16,058,933	13,837,857	20,847,977	18,142,691	4,147,138	3,235,861

	PD Small-Cap Value Index		PD Emerging Markets		PD International Large-Cap
	2014	2013	2014	2013	2014	2013
Class P
Shares sold	1,769,144	1,174,829	1,934,543	2,898,930	6,246,346	4,412,576
Shares repurchased	(123,987)	(196,660)	(112,622)	(140,014)	(354,322)	(597,798)
Net increase	1,645,157	978,169	1,821,921	2,758,916	5,892,024	3,814,778
Shares outstanding, beginning of year	5,429,259	4,451,090	6,133,177	3,374,261	16,696,104	12,881,326
Shares outstanding, end of year	7,074,416	5,429,259	7,955,098	6,133,177	22,588,128	16,696,104

(1)	Operations commenced on April 30, 2014.

D-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively the “Trust”) (nine of fifty-six portfolios comprising Pacific Select Fund) as of December 31, 2014, the related statements of operations for the year then ended (as to the PD 1-3 Year Corporate Bond Portfolio, for the period from commencement of operations through December 31, 2014), the statements of changes in net assets for each of the two years in the period then ended (as to the PD 1-3 Year Corporate Bond Portfolio, for the period from commencement of operations through December 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2015

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2014 to December 31, 2014.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses. The “Ending Account Value at 12/31/14” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/14-12/31/14” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2014 to December 31, 2014.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/14-12/31/14.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
PD 1-3 Year Corporate Bond
Actual	$1,000.00	$999.40	0.22%	$1.11
Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12

PD Aggregate Bond Index
Actual	$1,000.00	$1,019.50	0.20%	$1.02
Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market
Actual	$1,000.00	$969.30	0.33%	$1.64
Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

PD Large-Cap Growth Index
Actual	$1,000.00	$1,062.70	0.17%	$0.88
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,047.00	0.16%	$0.83
Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82

Portfolio	Beginning Account Value at 07/01/14	Ending Account Value at 12/31/14	Annualized Expense Ratio	Expenses Paid During the Period 07/01/14- 12/31/14 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$1,031.30	0.21%	$1.08
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD Small-Cap Value Index
Actual	$1,000.00	$999.40	0.19%	$0.96
Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

PD Emerging Markets
Actual	$1,000.00	$923.30	0.61%	$2.96
Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PD International Large-Cap
Actual	$1,000.00	$900.50	0.27%	$1.29
Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	89

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	89

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	89

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	89

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds Series Trust; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	89

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	89

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	89

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	89

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Funds Series Trust.	89

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Funds Series Trust.	89

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	89

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Funds Series Trust.	89

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	89

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	89

Eddie D. Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Funds Series Trust.	89

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	89

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	89

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2014, the “Fund Complex” consisted of Pacific Select Fund (56 portfolios) and Pacific Funds Series Trust (33 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For the other Funds, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Funds”), PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. Each of the Feeder Funds invests all of its assets in a master fund; and therefore, PLFA has not retained other sub-advisers to manage the assets of these Funds. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9-10, 2014.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    1. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes its officers and employees available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

1 At the December 9 -10 meeting, the Board did not consider the continuance of the Sub-Advisory Agreement relating to the PD 1-3 Year Corporate Bond Portfolio, as that agreement was not up for renewal at that time.

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Directly Managed Funds – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised and Feeder Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised and Feeder Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and Feeder Funds, and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers and the Master Funds in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds and Feeder Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in analyzing and recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser and/or the replacement of a Master Fund.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers, Master Funds and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency and for analyzing the use of derivatives by Sub-Advisers. With respect to the Feeder Funds and the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to the Master Funds and PAM, respectively, that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, Master Funds and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2014, as available, compared to the applicable primary benchmark and Selected Performance Peer Group. With respect to those Funds that pursued an index strategy, the Trustees also reviewed the tracking error of the Fund against its target index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

American Funds Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA has advised that it will be closely monitoring the Fund and would advise the Board is early 2015 what remedial actions, if any, it believed were necessary or appropriate.

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

American Funds Growth-Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and performed in line with its median for the ten-year period; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current individual managing the Fund at the Sub-Adviser has managed the Fund since 2013, and that PLFA has advised that it will continue to closely monitor the Fund and would advise the Board in early 2015 what remedial actions, if any, it believed were necessary or appropriate.

Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, and that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style.

Large-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Long/Short Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since its inception in 2008 and has been the sole Sub-Adviser since 2011.

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the first quintile for the five-year period and the third quintile for the ten-year period.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

F-8

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

American Funds Asset Allocation Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods.

Mid-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that a new portfolio management team at the Sub-Adviser had assumed management of the Fund in 2012, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Advisers have managed the Fund since 2010, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the first quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that a co-Sub-Adviser was added in May 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Small-Cap Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2006.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that one of the co-Sub-Advisers has managed the Fund since 2013.

Health Sciences Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had resigned and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Real Estate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will be closely monitoring the Fund to determine whether future remedial actions are necessary or appropriate.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Global Absolute Return Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Precious Metals Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group is very concentrated and that slight differences in fund structures can have a significant impact on rankings, and that PLFA has advised that it will be closely monitoring the Fund to determine whether future remedial actions are necessary or appropriate.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

International Large-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2004.

International Small-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011, that PLFA had advised that the Fund’s underperformance in 2014 had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that PLFA had advised that the Fund’s underperformance had resulted from PAM’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Inflation Managed Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods.

Inflation Strategy Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Fund was designed to provide a low tracking error to its benchmark and maintain certain diversification requirements under the tax code, which are challenging for this type of portfolio strategy, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the second quintile for the five-year period.

Short Duration Bond Portfolio

The Fund: (1) performed in line with the median of its Selected Performance Peer Group for the one-year period, outperformed for the three-year period and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

PD Aggregate Bond Index Portfolio

The Fund had a tracking error that was in line with the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line with its median for the three-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the Fund seeks to track the performance of the high yield bond market before taking into account portfolio costs.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line with its median for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that underperformance was caused by weak one-year performance in certain asset classes and PLFA’s views that over a full market cycle, the Fund’s exposure to a broad range of asset classes should deliver competitive returns.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods.

Portfolio Optimization Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its custom benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered PLFA’s views that the Fund was more broadly diversified than many of its competitors and that underperformance of certain of these “alternative” asset classes in 2013 had been a significant reason for the Fund’s relative underperformance over these time periods. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance and noted that relative performance has improved year-to-date.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its custom benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered steps PLFA has taken to seek to improve performance of the Asset

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Allocation Funds, including diversifying asset class investment options by adding additional underlying Funds and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the Portfolio Optimization Portfolios, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Portfolio (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

American Funds Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

American Funds Growth-Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Long/Short Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee. The Trustees also noted that PLFA had advised that, in its view, the Selected Expense Peer Group consists of funds of a wide variety of strategies and structures less similar to those of the Fund.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

American Funds Asset Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Precious Metals Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that the Selected Expense Peer Group included non-insurance dedicated funds.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee. The Trustees also considered that the Selected Expense Peer Group included non-insurance dedicated funds.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Sub-Advisers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Sub-Advisers.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Fund increase. The Independent Trustees noted that the Asset Allocation Funds are funds-of-funds that invest in other Funds that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Portfolios, the Trustees noted that the advisory fee was set at an amount that takes into account the size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Sub-Advisers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds, including tax benefits as well as the receipt of sponsorship fees, conference and seminar support from various Sub-Advisers or their affiliates. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-19

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

F-20

Form Nos.: 15-31114-04 4732-15A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2014 and 2013 were $1,620,000 and $1,599,000, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2014 and December 31, 2013 there were no audit-related fees.

Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2014 and 2013.

All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2014 and 2013.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements.

Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

The aggregate fees billed for the years ended December 31, 2014 and 2013 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $367,192 and $185,132, respectively. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
COMMON STOCKS - 97.0%

Consumer Discretionary - 11.8%

Amazon.com Inc *	42,226	$13,104,839
AutoNation Inc *	8,310	502,007
AutoZone Inc *	3,565	2,207,127
Bed Bath & Beyond Inc *	20,600	1,569,102
Best Buy Co Inc	32,375	1,261,978
BorgWarner Inc	25,293	1,389,850
Cablevision Systems Corp ‘A’	24,339	502,357
CarMax Inc *	23,961	1,595,323
Carnival Corp (Panama)	50,092	2,270,670
CBS Corp ‘B’	53,036	2,935,012
Chipotle Mexican Grill Inc *	3,450	2,361,560
Coach Inc	30,647	1,151,101
Comcast Corp ‘A’	286,534	16,621,837
Darden Restaurants Inc	14,755	865,086
Delphi Automotive PLC (United Kingdom)	32,934	2,394,961
DIRECTV *	55,857	4,842,802
Discovery Communications Inc ‘A’ *	16,557	570,389
Discovery Communications Inc ‘C’ *	30,422	1,025,830
Dollar General Corp *	33,745	2,385,772
Dollar Tree Inc *	22,871	1,609,661
DR Horton Inc	36,971	934,997
Expedia Inc	10,991	938,192
Family Dollar Stores Inc	10,681	846,042
Ford Motor Co	428,071	6,635,101
Fossil Group Inc *	5,002	553,921
GameStop Corp ‘A’	12,078	408,236
Gannett Co Inc	25,180	803,997
Garmin Ltd (Switzerland)	13,356	705,597
General Motors Co	150,101	5,240,026
Genuine Parts Co	16,999	1,811,583
H&R Block Inc	30,636	1,031,820
Harley-Davidson Inc	23,835	1,570,965
Harman International Industries Inc	7,619	813,024
Hasbro Inc	12,585	692,049
Johnson Controls Inc	74,090	3,581,511
Kohl’s Corp	22,472	1,371,691
L Brands Inc	27,342	2,366,450
Leggett & Platt Inc	15,348	653,978
Lennar Corp ‘A’	19,856	889,747
Lowe’s Cos Inc	108,211	7,444,917
Macy’s Inc	38,407	2,525,260
Marriott International Inc ‘A’	23,640	1,844,629
Mattel Inc	37,679	1,165,977
McDonald’s Corp	108,243	10,142,369
Michael Kors Holdings Ltd * (United Kingdom)	22,899	1,719,715
Mohawk Industries Inc *	6,894	1,071,052
Netflix Inc *	6,701	2,289,129
Newell Rubbermaid Inc	30,160	1,148,794
News Corp ‘A’ *	55,518	871,077
NIKE Inc ‘B’	77,615	7,462,682
Nordstrom Inc	15,661	1,243,327
O’Reilly Automotive Inc *	11,284	2,173,524
Omnicom Group Inc	27,606	2,138,637
PetSmart Inc	11,071	900,017
PulteGroup Inc	37,127	796,745
PVH Corp	9,168	1,175,063
Ralph Lauren Corp	6,721	1,244,460
Ross Stores Inc	23,336	2,199,651
Royal Caribbean Cruises Ltd (Liberia)	18,572	1,530,890
Scripps Networks Interactive Inc ‘A’	11,288	849,648
Staples Inc	71,093	1,288,205
Starbucks Corp	83,224	6,828,529
Starwood Hotels & Resorts Worldwide Inc	19,865	1,610,456
Target Corp	70,841	5,377,540
The Gap Inc	29,686	1,250,077
The Goodyear Tire & Rubber Co	30,520	871,956

	Shares	Value
The Home Depot Inc	146,572	$15,385,663
The Interpublic Group of Cos Inc	46,435	964,455
The Priceline Group Inc *	5,823	6,639,443
The TJX Cos Inc	76,592	5,252,679
The Walt Disney Co	173,513	16,343,189
Tiffany & Co	12,515	1,337,353
Time Warner Cable Inc	31,196	4,743,664
Time Warner Inc	93,260	7,966,269
Tractor Supply Co	15,123	1,191,995
TripAdvisor Inc *	12,407	926,307
Twenty-First Century Fox Inc ‘A’	206,239	7,920,609
Under Armour Inc ‘A’ *	18,536	1,258,594
Urban Outfitters Inc *	11,136	391,208
VF Corp	38,424	2,877,958
Viacom Inc ‘B’	41,091	3,092,098
Whirlpool Corp	8,666	1,678,951
Wyndham Worldwide Corp	13,713	1,176,027
Wynn Resorts Ltd	9,012	1,340,625
Yum! Brands Inc	48,650	3,544,153

		246,211,757

Consumer Staples - 9.5%

Altria Group Inc	219,820	10,830,531
Archer-Daniels-Midland Co	71,599	3,723,148
Avon Products Inc	48,204	452,636
Brown-Forman Corp ‘B’	17,404	1,528,767
Campbell Soup Co	19,944	877,536
Coca-Cola Enterprises Inc	24,741	1,094,047
Colgate-Palmolive Co	95,282	6,592,562
ConAgra Foods Inc	47,245	1,714,049
Constellation Brands Inc ‘A’ *	18,661	1,831,950
Costco Wholesale Corp	48,687	6,901,382
CVS Health Corp	127,504	12,279,910
Dr Pepper Snapple Group Inc	21,606	1,548,718
General Mills Inc	67,154	3,581,323
Hormel Foods Corp	14,891	775,821
Kellogg Co	28,040	1,834,938
Keurig Green Mountain Inc	13,522	1,790,245
Kimberly-Clark Corp	41,423	4,786,013
Kraft Foods Group Inc	65,494	4,103,854
Lorillard Inc	40,039	2,520,055
McCormick & Co Inc	14,380	1,068,434
Mead Johnson Nutrition Co	22,468	2,258,933
Molson Coors Brewing Co ‘B’	17,721	1,320,569
Mondelez International Inc ‘A’	186,837	6,786,854
Monster Beverage Corp *	16,033	1,737,176
PepsiCo Inc	166,456	15,740,079
Philip Morris International Inc	172,801	14,074,641
Reynolds American Inc	34,270	2,202,533
Safeway Inc	25,673	901,636
Sysco Corp	65,381	2,594,972
The Clorox Co	14,391	1,499,686
The Coca-Cola Co	438,438	18,510,852
The Estee Lauder Cos Inc ‘A’	24,904	1,897,685
The Hershey Co	16,461	1,710,792
The JM Smucker Co	11,328	1,143,901
The Kroger Co	54,617	3,506,958
The Procter & Gamble Co	300,529	27,375,187
Tyson Foods Inc ‘A’	32,586	1,306,373
Wal-Mart Stores Inc	175,655	15,085,251
Walgreens Boots Alliance Inc	96,749	7,372,274
Whole Foods Market Inc	39,996	2,016,598

		198,878,869

Energy - 8.2%

Anadarko Petroleum Corp	56,325	4,646,812
Apache Corp	41,877	2,624,432
Baker Hughes Inc	48,143	2,699,378
Cabot Oil & Gas Corp	45,945	1,360,431
Cameron International Corp *	21,966	1,097,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Chesapeake Energy Corp	57,797	$1,131,087
Chevron Corp	210,252	23,586,069
Cimarex Energy Co	9,702	1,028,412
ConocoPhillips	136,900	9,454,314
CONSOL Energy Inc	25,650	867,227
Denbury Resources Inc	39,075	317,680
Devon Energy Corp	42,767	2,617,768
Diamond Offshore Drilling Inc	7,477	274,481
Ensco PLC ‘A’ (United Kingdom)	26,073	780,886
EOG Resources Inc	60,948	5,611,482
EQT Corp	16,849	1,275,469
Exxon Mobil Corp	470,968	43,540,992
FMC Technologies Inc *	26,005	1,218,074
Halliburton Co	94,251	3,706,892
Helmerich & Payne Inc	12,071	813,827
Hess Corp	28,268	2,086,744
Kinder Morgan Inc	188,973	7,995,448
Marathon Oil Corp	75,056	2,123,334
Marathon Petroleum Corp	31,166	2,813,043
Murphy Oil Corp	18,602	939,773
Nabors Industries Ltd (Bermuda)	32,077	416,359
National Oilwell Varco Inc	47,886	3,137,970
Newfield Exploration Co *	15,159	411,112
Noble Corp PLC (United Kingdom)	28,196	467,208
Noble Energy Inc	40,077	1,900,852
Occidental Petroleum Corp	86,248	6,952,451
ONEOK Inc	23,152	1,152,738
Phillips 66	61,566	4,414,282
Pioneer Natural Resources Co	16,559	2,464,807
QEP Resources Inc	18,378	371,603
Range Resources Corp	18,768	1,003,150
Schlumberger Ltd (Netherlands)	143,121	12,223,965
Southwestern Energy Co *	39,277	1,071,869
Spectra Energy Corp	74,624	2,708,851
Tesoro Corp	14,045	1,044,246
The Williams Cos Inc	74,816	3,362,231
Transocean Ltd (Switzerland)	38,003	696,595
Valero Energy Corp	57,979	2,869,961

		171,281,507

Financials - 16.1%

ACE Ltd (Switzerland)	36,898	4,238,842
Affiliated Managers Group Inc *	6,180	1,311,643
Aflac Inc	50,136	3,062,808
American Express Co	98,969	9,208,076
American International Group Inc	155,704	8,720,981
American Tower Corp REIT	44,093	4,358,593
Ameriprise Financial Inc	20,526	2,714,564
Aon PLC (United Kingdom)	31,716	3,007,628
Apartment Investment & Management Co ‘A’ REIT	16,206	602,053
Assurant Inc	7,818	534,986
AvalonBay Communities Inc REIT	14,681	2,398,729
Bank of America Corp	1,169,633	20,924,734
BB&T Corp	80,108	3,115,400
Berkshire Hathaway Inc ‘B’ *	202,814	30,452,522
BlackRock Inc	14,168	5,065,910
Boston Properties Inc REIT	17,027	2,191,205
Capital One Financial Corp	61,839	5,104,810
CBRE Group Inc ‘A’ *	31,093	1,064,935
Cincinnati Financial Corp	16,323	846,021
Citigroup Inc	336,937	18,231,661
CME Group Inc ‘A’	35,214	3,121,721
Comerica Inc	20,031	938,252
Crown Castle International Corp REIT	37,130	2,922,131
Discover Financial Services	50,441	3,303,381
E*TRADE Financial Corp *	32,004	776,257
Equity Residential REIT	40,300	2,895,152
Essex Property Trust Inc REIT	7,111	1,469,133
Fifth Third Bancorp	91,660	1,867,573

	Shares	Value
Franklin Resources Inc	43,600	$2,414,132
General Growth Properties Inc REIT	69,787	1,963,108
Genworth Financial Inc ‘A’ *	54,928	466,888
HCP Inc REIT	51,076	2,248,876
Health Care REIT Inc	36,442	2,757,566
Host Hotels & Resorts Inc REIT	84,223	2,001,981
Hudson City Bancorp Inc	53,379	540,196
Huntington Bancshares Inc	90,522	952,291
Intercontinental Exchange Inc	12,531	2,747,923
Invesco Ltd (Bermuda)	47,896	1,892,850
Iron Mountain Inc REIT	20,734	801,576
JPMorgan Chase & Co	415,767	26,018,699
KeyCorp	96,374	1,339,599
Kimco Realty Corp REIT	45,753	1,150,230
Legg Mason Inc	11,174	596,356
Leucadia National Corp	35,121	787,413
Lincoln National Corp	28,906	1,667,009
Loews Corp	33,297	1,399,140
M&T Bank Corp	14,692	1,845,609
Marsh & McLennan Cos Inc	60,145	3,442,700
McGraw Hill Financial Inc	30,195	2,686,751
MetLife Inc	126,348	6,834,163
Moody’s Corp	20,419	1,956,344
Morgan Stanley	169,804	6,588,395
Navient Corp	45,638	986,237
Northern Trust Corp	24,619	1,659,321
People’s United Financial Inc	34,428	522,617
Plum Creek Timber Co Inc REIT	19,629	839,925
Principal Financial Group Inc	30,372	1,577,522
Prologis Inc REIT	55,605	2,392,683
Prudential Financial Inc	50,957	4,609,570
Public Storage REIT	16,136	2,982,740
Regions Financial Corp	153,129	1,617,042
Simon Property Group Inc REIT	34,564	6,294,450
State Street Corp	46,438	3,645,383
SunTrust Banks Inc	58,003	2,430,326
T Rowe Price Group Inc	28,853	2,477,319
The Allstate Corp	46,654	3,277,444
The Bank of New York Mellon Corp	125,202	5,079,445
The Charles Schwab Corp	127,795	3,858,131
The Chubb Corp	26,230	2,714,018
The Goldman Sachs Group Inc	45,052	8,732,429
The Hartford Financial Services Group Inc	47,996	2,000,953
The Macerich Co REIT	15,649	1,305,283
The NASDAQ OMX Group Inc	13,101	628,324
The PNC Financial Services Group Inc	58,528	5,339,509
The Progressive Corp	59,592	1,608,388
The Travelers Cos Inc	36,861	3,901,737
Torchmark Corp	14,313	775,335
Unum Group	28,035	977,861
US Bancorp	199,022	8,946,039
Ventas Inc REIT	32,554	2,334,122
Vornado Realty Trust REIT	19,417	2,285,575
Wells Fargo & Co	525,047	28,783,077
Weyerhaeuser Co REIT	58,328	2,093,392
XL Group PLC (Ireland)	28,709	986,728
Zions Bancorp	22,482	640,962

		337,853,383

Health Care - 13.8%

Abbott Laboratories	167,471	7,539,544
AbbVie Inc	177,201	11,596,033
Actavis PLC * (Ireland)	29,480	7,588,447
Aetna Inc	39,119	3,474,941
Agilent Technologies Inc	37,089	1,518,424
Alexion Pharmaceuticals Inc *	22,053	4,080,467
Allergan Inc	33,132	7,043,532
AmerisourceBergen Corp	23,110	2,083,598
Amgen Inc	84,601	13,476,093
Anthem Inc	30,025	3,773,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Baxter International Inc	60,277	$4,417,701
Becton Dickinson & Co	21,351	2,971,205
Biogen Idec Inc *	26,265	8,915,654
Boston Scientific Corp *	147,521	1,954,653
Bristol-Myers Squibb Co	184,487	10,890,268
Cardinal Health Inc	36,813	2,971,914
CareFusion Corp *	22,677	1,345,653
Celgene Corp *	88,831	9,936,636
Cerner Corp *	33,798	2,185,379
Cigna Corp	29,096	2,994,269
Covidien PLC (Ireland)	50,357	5,150,514
CR Bard Inc	8,329	1,387,778
DaVita HealthCare Partners Inc *	19,119	1,448,073
DENTSPLY International Inc	15,715	837,138
Edwards Lifesciences Corp *	11,896	1,515,312
Eli Lilly & Co	108,973	7,518,047
Express Scripts Holding Co *	81,629	6,911,527
Gilead Sciences Inc *	167,792	15,816,074
Hospira Inc *	18,816	1,152,480
Humana Inc	17,038	2,447,168
Intuitive Surgical Inc *	4,032	2,132,686
Johnson & Johnson	311,320	32,554,732
Laboratory Corp of America Holdings *	9,406	1,014,907
Mallinckrodt PLC * (Ireland)	12,931	1,280,557
McKesson Corp	25,789	5,353,281
Medtronic Inc	109,474	7,904,023
Merck & Co Inc	317,080	18,006,973
Mylan Inc *	41,624	2,346,345
Patterson Cos Inc	9,501	456,998
PerkinElmer Inc	12,525	547,718
Perrigo Co PLC (Ireland)	15,655	2,616,890
Pfizer Inc	700,769	21,828,954
Quest Diagnostics Inc	16,078	1,078,191
Regeneron Pharmaceuticals Inc *	8,254	3,386,204
St Jude Medical Inc	31,797	2,067,759
Stryker Corp	33,239	3,135,435
Tenet Healthcare Corp *	10,960	555,343
Thermo Fisher Scientific Inc	44,490	5,574,152
UnitedHealth Group Inc	106,751	10,791,459
Universal Health Services Inc ‘B’	10,105	1,124,282
Varian Medical Systems Inc *	11,123	962,251
Vertex Pharmaceuticals Inc *	26,750	3,177,900
Waters Corp *	9,257	1,043,449
Zimmer Holdings Inc	18,834	2,136,152
Zoetis Inc	55,754	2,399,095

		288,417,500

Industrials - 10.1%

3M Co	71,274	11,711,744
Allegion PLC (Ireland)	10,659	591,148
AMETEK Inc	27,350	1,439,430
Caterpillar Inc	67,336	6,163,264
CH Robinson Worldwide Inc	16,300	1,220,707
Cintas Corp	10,797	846,917
CSX Corp	110,753	4,012,581
Cummins Inc	18,893	2,723,804
Danaher Corp	67,992	5,827,594
Deere & Co	39,862	3,526,591
Delta Air Lines Inc	93,091	4,579,146
Dover Corp	18,368	1,317,353
Eaton Corp PLC (Ireland)	52,783	3,587,133
Emerson Electric Co	77,134	4,761,482
Equifax Inc	13,416	1,084,952
Expeditors International of Washington Inc	21,475	958,000
Fastenal Co	30,344	1,443,161
FedEx Corp	29,299	5,088,064
Flowserve Corp	15,154	906,664
Fluor Corp	17,356	1,052,294
General Dynamics Corp	35,016	4,818,902
General Electric Co	1,116,889	28,223,785

	Shares	Value
Honeywell International Inc	87,063	$8,699,335
Illinois Tool Works Inc	40,004	3,788,379
Ingersoll-Rand PLC (Ireland)	29,530	1,871,907
Jacobs Engineering Group Inc *	14,527	649,212
Joy Global Inc	10,888	506,510
Kansas City Southern	12,273	1,497,674
L-3 Communications Holdings Inc	9,471	1,195,335
Lockheed Martin Corp	29,875	5,753,029
Masco Corp	39,702	1,000,490
Nielsen NV (Netherlands)	36,022	1,611,264
Norfolk Southern Corp	34,415	3,772,228
Northrop Grumman Corp	22,468	3,311,559
PACCAR Inc	39,381	2,678,302
Pall Corp	11,831	1,197,415
Parker-Hannifin Corp	16,531	2,131,672
Pentair PLC (Ireland)	20,780	1,380,208
Pitney Bowes Inc	22,278	542,915
Precision Castparts Corp	15,854	3,818,911
Quanta Services Inc *	24,219	687,577
Raytheon Co	34,299	3,710,123
Republic Services Inc	28,100	1,131,025
Robert Half International Inc	15,122	882,822
Rockwell Automation Inc	15,103	1,679,454
Rockwell Collins Inc	14,790	1,249,459
Roper Industries Inc	11,139	1,741,583
Ryder System Inc	5,887	546,608
Snap-on Inc	6,479	885,938
Southwest Airlines Co	75,497	3,195,033
Stanley Black & Decker Inc	17,421	1,673,810
Stericycle Inc *	9,444	1,237,920
Textron Inc	30,709	1,293,156
The ADT Corp	19,451	704,710
The Boeing Co	73,744	9,585,245
The Dun & Bradstreet Corp	3,991	482,751
Tyco International PLC (Ireland)	46,548	2,041,595
Union Pacific Corp	98,888	11,780,527
United Parcel Service Inc ‘B’	77,526	8,618,565
United Rentals Inc *	11,099	1,132,209
United Technologies Corp	94,296	10,844,040
Waste Management Inc	47,371	2,431,080
WW Grainger Inc	6,739	1,717,704
Xylem Inc	20,250	770,917

		211,314,912

Information Technology - 19.1%

Accenture PLC ‘A’ (Ireland)	69,778	6,231,873
Adobe Systems Inc *	52,694	3,830,854
Akamai Technologies Inc *	19,816	1,247,615
Alliance Data Systems Corp *	7,109	2,033,529
Altera Corp	33,909	1,252,598
Amphenol Corp ‘A’	34,424	1,852,355
Analog Devices Inc	34,617	1,921,936
Apple Inc	652,291	71,999,881
Applied Materials Inc	135,504	3,376,760
Autodesk Inc *	25,302	1,519,638
Automatic Data Processing Inc	53,613	4,469,716
Avago Technologies Ltd (Singapore)	28,126	2,829,194
Broadcom Corp ‘A’	59,913	2,596,030
CA Inc	35,671	1,086,182
Cisco Systems Inc	568,729	15,819,197
Citrix Systems Inc *	17,908	1,142,530
Cognizant Technology Solutions Corp ‘A’ *	67,721	3,566,188
Computer Sciences Corp	15,630	985,472
Corning Inc	142,581	3,269,382
eBay Inc *	125,738	7,056,417
Electronic Arts Inc *	34,620	1,627,659
EMC Corp	226,318	6,730,697
F5 Networks Inc *	8,207	1,070,726
Facebook Inc ‘A’ *	232,547	18,143,317
Fidelity National Information Services Inc	31,596	1,965,271

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
First Solar Inc *	8,336	$371,744
Fiserv Inc *	27,138	1,925,984
FLIR Systems Inc	15,726	508,107
Google Inc ‘A’ *	31,703	16,823,514
Google Inc ‘C’ *	31,674	16,673,194
Harris Corp	11,611	833,902
Hewlett-Packard Co	207,564	8,329,543
Intel Corp	537,758	19,515,238
International Business Machines Corp	102,367	16,423,762
Intuit Inc	31,755	2,927,493
Juniper Networks Inc	42,831	955,988
KLA-Tencor Corp	18,311	1,287,630
Lam Research Corp	17,683	1,402,969
Linear Technology Corp	26,529	1,209,722
MasterCard Inc ‘A’	108,986	9,390,234
Microchip Technology Inc	22,348	1,008,118
Micron Technology Inc *	119,385	4,179,669
Microsoft Corp	916,769	42,583,920
Motorola Solutions Inc	23,565	1,580,740
NetApp Inc	34,673	1,437,196
NVIDIA Corp	57,422	1,151,311
Oracle Corp	359,741	16,177,553
Paychex Inc	36,315	1,676,664
QUALCOMM Inc	184,919	13,745,029
Red Hat Inc *	20,856	1,441,984
salesforce.com Inc *	65,265	3,870,867
SanDisk Corp	24,543	2,404,723
Seagate Technology PLC (Ireland)	36,393	2,420,135
Symantec Corp	76,752	1,969,073
TE Connectivity Ltd (Switzerland)	45,212	2,859,659
Teradata Corp *	17,023	743,565
Texas Instruments Inc	117,487	6,281,442
The Western Union Co	58,143	1,041,341
Total System Services Inc	18,328	622,419
VeriSign Inc *	12,126	691,182
Visa Inc ‘A’	54,324	14,243,753
Western Digital Corp	24,282	2,688,017
Xerox Corp	119,367	1,654,427
Xilinx Inc	29,419	1,273,549
Yahoo! Inc *	97,995	4,949,727

		398,900,104

Materials - 3.1%

Air Products & Chemicals Inc	21,391	3,085,224
Airgas Inc	7,479	861,431
Alcoa Inc	131,099	2,070,053
Allegheny Technologies Inc	12,070	419,674
Avery Dennison Corp	10,138	525,959
Ball Corp	15,233	1,038,434
CF Industries Holdings Inc	5,531	1,507,419
Eastman Chemical Co	16,514	1,252,752
Ecolab Inc	30,040	3,139,781
EI du Pont de Nemours & Co	100,764	7,450,490
FMC Corp	14,849	846,838
Freeport-McMoRan Inc	115,564	2,699,575
International Flavors & Fragrances Inc	8,993	911,530
International Paper Co	47,120	2,524,690
LyondellBasell Industries NV ‘A’ (Netherlands)	46,222	3,669,565
Martin Marietta Materials Inc	6,882	759,222
MeadWestvaco Corp	18,549	823,390
Monsanto Co	53,837	6,431,906
Newmont Mining Corp	55,515	1,049,234
Nucor Corp	35,476	1,740,098
Owens-Illinois Inc *	18,291	493,674
PPG Industries Inc	15,254	3,525,962
Praxair Inc	32,405	4,198,392
Sealed Air Corp	23,497	996,978
Sigma-Aldrich Corp	13,245	1,818,141
The Dow Chemical Co	123,221	5,620,110
The Mosaic Co	35,110	1,602,771

	Shares	Value
The Sherwin-Williams Co	9,077	$2,387,614
Vulcan Materials Co	14,646	962,682

		64,413,589

Telecommunication Services - 2.2%

AT&T Inc	576,895	19,377,903
CenturyLink Inc	63,470	2,512,143
Frontier Communications Corp	111,082	740,917
Level 3 Communications Inc *	31,010	1,531,274
Verizon Communications Inc	461,530	21,590,373
Windstream Holdings Inc	66,801	550,440

		46,303,050

Utilities - 3.1%

AES Corp	72,982	1,004,962
AGL Resources Inc	13,344	727,381
Ameren Corp	26,993	1,245,187
American Electric Power Co Inc	54,411	3,303,836
CenterPoint Energy Inc	47,831	1,120,680
CMS Energy Corp	30,615	1,063,871
Consolidated Edison Inc	32,573	2,150,144
Dominion Resources Inc	64,941	4,993,963
DTE Energy Co	19,683	1,700,021
Duke Energy Corp	78,663	6,571,507
Edison International	36,234	2,372,602
Entergy Corp	20,071	1,755,811
Exelon Corp	95,586	3,544,329
FirstEnergy Corp	46,797	1,824,615
Integrys Energy Group Inc	8,867	690,296
NextEra Energy Inc	48,544	5,159,742
NiSource Inc	35,108	1,489,281
Northeast Utilities	35,232	1,885,617
NRG Energy Inc	37,599	1,013,293
Pepco Holdings Inc	28,012	754,363
PG&E Corp	52,836	2,812,989
Pinnacle West Capital Corp	12,317	841,374
PPL Corp	73,965	2,687,149
Public Service Enterprise Group Inc	56,279	2,330,513
SCANA Corp	15,852	957,461
Sempra Energy	25,706	2,862,620
TECO Energy Inc	26,150	535,814
The Southern Co	100,074	4,914,634
Wisconsin Energy Corp	25,079	1,322,667
Xcel Energy Inc	56,238	2,020,069

		65,656,791

Total Common Stocks (Cost $1,374,386,142)		2,029,231,462

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $57,618,142; collateralized by U.S. Treasury Notes: 2.125% due 09/30/21 and value $58,773,575)	$57,618,142	$57,618,142

Total Short-Term Investment (Cost $57,618,142)		57,618,142

TOTAL INVESTMENTS - 99.8% (Cost $1,432,004,284)		$2,086,849,604

OTHER ASSETS & LIABILITIES, NET - 0.2%		3,316,975

NET ASSETS - 100.0%		$2,090,166,579

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	19.1%
Financials	16.1%
Health Care	13.8%
Consumer Discretionary	11.8%
Industrials	10.1%
Consumer Staples	9.5%
Energy	8.2%
Utilities	3.1%
Materials	3.1%
Others (each less than 3.0%)	5.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
S&P 500 E-Mini (03/15)	604	$573,921

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$2,029,231,462	$2,029,231,462	$-	$-
	Short-Term Investment	57,618,142	-	57,618,142	-
	Derivatives:
	Equity Contracts
	Futures	573,921	573,921	-	-

	Total	$2,087,423,525	$2,029,805,383	$57,618,142	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	23,721	$59,777

Total Rights (Cost $0)		59,777

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @$10.50 Exp 04/15/16 *	7,573	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.3%

Consumer Discretionary - 14.8%

1-800-Flowers.com Inc ‘A’ *	7,551	62,220
2U Inc *	1,959	38,514
Aeropostale Inc *	24,564	56,988
AH Belo Corp ‘A’	5,780	59,996
AMC Entertainment Holdings Inc ‘A’	6,399	167,526
America’s Car-Mart Inc *	2,044	109,109
American Eagle Outfitters Inc	59,138	820,835
American Public Education Inc *	298	10,987
Arctic Cat Inc	2,630	93,365
Ascent Capital Group Inc ‘A’ *	4,217	223,206
Barnes & Noble Inc *	12,423	288,462
Beazer Homes USA Inc *	4,834	93,586
bebe stores Inc	10,049	22,007
Belmond Ltd ‘A’ * (Bermuda)	29,625	366,461
Big 5 Sporting Goods Corp	5,737	83,932
Biglari Holdings Inc *	532	212,539
BJ’s Restaurants Inc *	4,989	250,498
Black Diamond Inc *	7,033	61,539
Bob Evans Farms Inc	7,539	385,846
Boot Barn Holdings Inc *	832	15,142
Boyd Gaming Corp *	4,912	62,775
Bravo Brio Restaurant Group Inc *	664	9,236
Bridgepoint Education Inc *	4,852	54,925
Brown Shoe Co Inc	186,416	5,993,274
Brunswick Corp	113,123	5,798,685
Build-A-Bear Workshop Inc *	1,062	21,346
Burlington Stores Inc *	899	42,487
Caesars Acquisition Co ‘A’ *	14,298	147,412
Caesars Entertainment Corp *	13,534	212,348
Callaway Golf Co	23,592	181,658
Career Education Corp *	19,917	138,622
Carriage Services Inc	4,169	87,341
Carrols Restaurant Group Inc *	10,904	83,198
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	22,500	72,225
Century Communities Inc *	904	15,621
Chegg Inc *	21,779	150,493
Churchill Downs Inc	1,409	134,278
Cinedigm Corp ‘A’ *	18,310	29,662
Citi Trends Inc *	4,811	121,478
Columbia Sportswear Co	2,714	120,882
Cooper Tire & Rubber Co	16,046	555,994
Cooper-Standard Holding Inc *	3,942	228,163
Core-Mark Holding Co Inc	6,318	391,274
Cracker Barrel Old Country Store Inc	370	52,081
Crocs Inc *	21,812	272,432

	Shares	Value
Crown Media Holdings Inc ‘A’ *	817	$2,892
CSS Industries Inc	2,934	81,096
Culp Inc	2,322	50,341
Cumulus Media Inc ‘A’ *	13,840	58,543
Daily Journal Corp *	335	88,108
Dana Holding Corp	26,085	567,088
Dave & Buster’s Entertainment Inc *	337	9,200
Denny’s Corp *	9,015	92,945
Destination Maternity Corp	3,693	58,903
Destination XL Group Inc *	9,375	51,188
Dex Media Inc *	4,736	42,482
DineEquity Inc	3,083	319,522
Drew Industries Inc *	49,200	2,512,644
El Pollo Loco Holdings Inc *	518	10,344
Empire Resorts Inc *	4,658	36,146
Entercom Communications Corp ‘A’ *	7,305	88,829
Entravision Communications Corp ‘A’	1,001	6,486
Eros International PLC * (United Kingdom)	4,208	89,041
Escalade Inc	2,387	36,020
Ethan Allen Interiors Inc	7,709	238,748
EVINE Live Inc *	8,983	59,198
Express Inc *	24,216	355,733
Federal-Mogul Holdings Corp *	8,693	139,870
Flexsteel Industries Inc	1,434	46,247
Fred’s Inc ‘A’	11,204	195,062
FTD Cos Inc *	5,122	178,348
Fuel Systems Solutions Inc *	3,884	42,491
Gaiam Inc ‘A’ *	4,539	32,363
Genesco Inc *	55,465	4,249,728
Gentex Corp	123,000	4,443,990
Global Eagle Entertainment Inc *	2,870	39,061
Global Sources Ltd * (Bermuda)	4,394	27,946
Group 1 Automotive Inc	84,706	7,591,352
Guess? Inc	18,571	391,477
Harte-Hanks Inc	15,410	119,273
Haverty Furniture Cos Inc	6,016	132,412
Helen of Troy Ltd * (Bermuda)	9,240	601,154
Hemisphere Media Group Inc *	2,396	32,322
hhgregg Inc *	2,411	18,251
Houghton Mifflin Harcourt Co *	33,207	687,717
Hovnanian Enterprises Inc ‘A’ *	35,593	146,999
Iconix Brand Group Inc *	9,593	324,147
International Speedway Corp ‘A’	8,502	269,088
Interval Leisure Group Inc	2,878	60,121
Intrawest Resorts Holdings Inc *	4,232	50,530
Isle of Capri Casinos Inc *	7,023	58,783
ITT Educational Services Inc *	6,775	65,108
JAKKS Pacific Inc *	5,661	38,495
Johnson Outdoors Inc ‘A’	1,562	48,734
Journal Communications Inc ‘A’ *	13,957	159,529
K12 Inc *	6,214	73,760
KB Home	6,552	108,436
Kirkland’s Inc *	1,876	44,349
La Quinta Holdings Inc *	4,068	89,740
La-Z-Boy Inc	263,161	7,063,241
Lands’ End Inc *	5,028	271,311
LeapFrog Enterprises Inc *	20,420	96,382
Lee Enterprises Inc *	16,779	61,747
LGI Homes Inc *	3,450	51,474
Libbey Inc *	430	13,519
Life Time Fitness Inc *	11,767	666,248
Lifetime Brands Inc	3,349	57,603
M/I Homes Inc *	80,537	1,849,130
MarineMax Inc *	7,535	151,077
Marriott Vacations Worldwide Corp	8,157	608,023
Martha Stewart Living Omnimedia Inc ‘A’ *	2,603	11,219
MDC Holdings Inc	11,923	315,602
MDC Partners Inc ‘A’ (Canada)	9,749	221,497
Media General Inc *	16,597	277,668
Meredith Corp	10,939	594,206

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Meritage Homes Corp *	11,988	$431,448
Modine Manufacturing Co *	10,202	138,747
Monarch Casino & Resort Inc *	2,896	48,045
Morgans Hotel Group Co *	6,401	50,184
Movado Group Inc	3,016	85,564
NACCO Industries Inc ‘A’	1,339	79,483
National CineMedia Inc	14,664	210,722
Nautilus Inc *	3,775	57,305
New Media Investment Group Inc	11,233	265,436
New York & Co Inc *	5,176	13,665
Office Depot Inc *	162,929	1,397,116
Orbitz Worldwide Inc *	8,838	72,737
Pacific Sunwear of California Inc *	1,780	3,880
Penn National Gaming Inc *	23,951	328,847
Perry Ellis International Inc *	3,717	96,382
Quiksilver Inc *	16,407	36,259
ReachLocal Inc *	1,571	5,404
Reading International Inc ‘A’ *	5,475	72,599
Regis Corp *	13,297	222,858
Remy International Inc	8,713	182,276
Rent-A-Center Inc	16,197	588,275
Rentrak Corp *	289	21,045
Ruby Tuesday Inc *	18,696	127,881
Ruth’s Hospitality Group Inc	3,994	59,910
Saga Communications Inc ‘A’	933	40,567
Salem Communications Corp ‘A’	3,372	26,369
Scholastic Corp	8,180	297,916
Scientific Games Corp ‘A’ *	5,794	73,758
Sears Hometown & Outlet Stores Inc *	3,629	47,721
Sequential Brands Group Inc *	1,100	14,377
SFX Entertainment Inc *	13,775	62,401
Shiloh Industries Inc *	204	3,209
Shoe Carnival Inc	4,711	121,026
Shutterfly Inc *	4,596	191,630
Sizmek Inc *	7,014	43,908
Skechers U.S.A. Inc ‘A’ *	3,131	172,988
Skullcandy Inc *	5,904	54,258
Sonic Automotive Inc ‘A’	12,086	326,805
Sonic Corp	4,942	134,571
Spartan Motors Inc	10,077	53,005
Speedway Motorsports Inc	3,403	74,424
Sportsman’s Warehouse Holdings Inc *	1,942	14,215
Stage Stores Inc	9,735	201,514
Standard Motor Products Inc	2,486	94,766
Standard Pacific Corp *	43,814	319,404
Stein Mart Inc	8,211	120,045
Steiner Leisure Ltd * (Bahamas)	4,077	188,398
Stoneridge Inc *	1,990	25,591
Strattec Security Corp	213	17,590
Superior Industries International Inc	7,091	140,331
Systemax Inc *	3,598	48,573
The Bon-Ton Stores Inc	4,613	34,182
The Cato Corp ‘A’	89,633	3,780,720
The Children’s Place Inc	6,749	384,693
The Dixie Group Inc *	1,029	9,436
The EW Scripps Co ‘A’ *	9,519	212,750
The Finish Line Inc ‘A’	11,063	268,942
The Habit Restaurants Inc ‘A’ *	285	9,220
The Marcus Corp	5,312	98,325
The McClatchy Co ‘A’ *	19,239	63,873
The Men’s Wearhouse Inc	109,708	4,843,608
The New Home Co Inc *	2,571	37,228
The New York Times Co ‘A’	42,413	560,700
The Pep Boys-Manny Moe & Jack *	189,605	1,861,921
The Ryland Group Inc	14,400	555,264
Thor Industries Inc	135,100	7,548,037
Tilly’s Inc ‘A’ *	3,280	31,783
Time Inc	33,745	830,464
Townsquare Media Inc ‘A’ *	1,176	15,523
Travelport Worldwide Ltd (Bermuda)	4,947	89,046

	Shares	Value
TRI Pointe Homes Inc *	40,722	$621,010
Tuesday Morning Corp *	2,622	56,897
UCP Inc ‘A’ *	2,391	25,106
Unifi Inc *	4,396	130,693
Universal Technical Institute Inc	6,383	62,809
Vitamin Shoppe Inc *	4,691	227,889
VOXX International Corp *	6,164	53,997
Wayfair Inc ‘A’ *	1,900	37,715
WCI Communities Inc *	3,671	71,878
Weight Watchers International Inc *	771	19,152
West Marine Inc *	5,557	71,796
Weyco Group Inc	2,094	62,129
William Lyon Homes ‘A’ *	4,843	98,168
Winnebago Industries Inc	69,700	1,516,672
Zumiez Inc *	1,357	52,421

		87,922,450

Consumer Staples - 2.9%

Alico Inc	798	39,924
Alliance One International Inc *	25,974	41,039
B&G Foods Inc	852	25,475
Boulder Brands Inc *	1,437	15,893
Central Garden & Pet Co ‘A’ *	12,109	115,641
Chiquita Brands International Inc *	14,431	208,672
Coca-Cola Bottling Co Consolidated	117	10,300
Craft Brew Alliance Inc *	677	9,031
Darling Ingredients Inc *	40,210	730,214
Dean Foods Co	28,657	555,373
Diplomat Pharmacy Inc *	2,137	58,490
Elizabeth Arden Inc *	7,797	166,778
Fresh Del Monte Produce Inc (Cayman)	11,030	370,057
Freshpet Inc *	1,484	25,317
GrainCorp Ltd ‘A’ (Australia)	540,000	3,619,861
Harbinger Group Inc *	14,979	212,103
Ingles Markets Inc ‘A’	3,969	147,210
Inter Parfums Inc	4,821	132,336
John B Sanfilippo & Son Inc	2,490	113,295
Lancaster Colony Corp	2,095	196,176
Maple Leaf Foods Inc (Canada)	357,100	5,984,453
Nature’s Sunshine Products Inc	3,384	50,151
Nutraceutical International Corp *	2,759	59,484
Oil-Dri Corp of America	1,244	40,592
Omega Protein Corp *	6,555	69,286
Orchids Paper Products Co	432	12,576
Post Holdings Inc *	13,479	564,635
Revlon Inc ‘A’ *	2,597	88,714
Roundy’s Inc *	12,346	59,755
Sanderson Farms Inc	1,033	86,798
Seaboard Corp *	80	335,836
Seneca Foods Corp ‘A’ *	2,400	64,872
Smart & Final Stores Inc *	1,699	26,725
Snyder’s-Lance Inc	14,576	445,297
SpartanNash Co	11,541	301,682
SUPERVALU Inc *	62,199	603,330
Synutra International Inc *	906	5,508
The Andersons Inc	692	36,773
The Chefs’ Warehouse Inc *	1,007	23,201
The Female Health Co	1,845	7,232
The Pantry Inc *	7,252	268,759
Tootsie Roll Industries Inc	543	16,643
TreeHouse Foods Inc *	6,189	529,345
Universal Corp	7,039	309,575
Vector Group Ltd	8,669	184,736
Village Super Market Inc ‘A’	2,020	55,287
Weis Markets Inc	3,320	158,762

		17,183,192

Energy - 5.9%

Adams Resources & Energy Inc	640	31,968
Alon USA Energy Inc	5,616	71,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Alpha Natural Resources Inc *	66,639	$111,287
American Eagle Energy Corp *	9,465	5,893
Amyris Inc *	8,369	17,240
Apco Oil & Gas International Inc * (Cayman)	2,461	34,528
Approach Resources Inc *	7,113	45,452
Arch Coal Inc	63,902	113,746
Ardmore Shipping Corp	5,532	66,218
Aspen Aerogels Inc *	489	3,902
Bill Barrett Corp *	15,380	175,178
BPZ Resources Inc *	20,877	6,033
Bristow Group Inc	101,208	6,658,474
C&J Energy Services Inc *	2,110	27,873
Callon Petroleum Co *	17,085	93,113
CHC Group Ltd * (Cayman)	10,414	33,533
Clean Energy Fuels Corp *	9,830	49,101
Cloud Peak Energy Inc *	18,809	172,667
Comstock Resources Inc	14,802	100,802
Contango Oil & Gas Co *	5,249	153,481
Dawson Geophysical Co	2,619	32,030
Delek US Holdings Inc	8,774	239,355
DHT Holdings Inc	27,988	204,592
Dorian LPG Ltd *	2,304	32,003
Eclipse Resources Corp *	5,099	35,846
Emerald Oil Inc *	17,959	21,551
Energen Corp	40,100	2,556,776
Energy XXI Ltd (Bermuda)	29,209	95,221
Era Group Inc *	6,166	130,411
EXCO Resources Inc	29,542	64,106
Exterran Holdings Inc	17,948	584,746
FMSA Holdings Inc *	4,131	28,587
Forum Energy Technologies Inc *	11,614	240,758
Frontline Ltd * (Bermuda)	20,912	52,489
GasLog Ltd (Bermuda)	10,547	214,631
Gastar Exploration Inc *	1,126	2,714
Geospace Technologies Corp *	3,704	98,156
Green Plains Inc	1,848	45,793
Gulf Island Fabrication Inc	2,628	50,957
Gulfmark Offshore Inc ‘A’	8,323	203,248
Halcon Resources Corp *	80,760	143,753
Hallador Energy Co	3,167	34,869
Harvest Natural Resources Inc *	12,878	23,309
Helix Energy Solutions Group Inc *	164,860	3,577,462
Hercules Offshore Inc *	50,683	50,683
Hornbeck Offshore Services Inc *	11,034	275,519
Hunting PLC (United Kingdom)	149,000	1,217,145
Independence Contract Drilling Inc *	1,844	9,626
ION Geophysical Corp *	34,204	94,061
Key Energy Services Inc *	41,398	69,135
Matador Resources Co *	9,862	199,508
McDermott International Inc * (Panama)	73,292	213,280
Midstates Petroleum Co Inc *	11,741	17,729
Miller Energy Resources Inc *	8,870	11,088
Mitcham Industries Inc *	4,164	24,693
Natural Gas Services Group Inc *	3,911	90,109
Navios Maritime Acquisition Corp	25,383	92,140
Newpark Resources Inc *	25,911	247,191
Nordic American Offshore Ltd *	3,105	38,129
Nordic American Tankers Ltd (Bermuda)	26,563	267,489
North Atlantic Drilling Ltd (Bermuda)	16,951	27,630
Northern Oil & Gas Inc *	18,934	106,977
Nuverra Environmental Solutions Inc *	4,758	26,407
Oil States International Inc *	61,500	3,007,350
Pacific Ethanol Inc *	6,900	71,277
Parker Drilling Co *	37,292	114,486
PDC Energy Inc *	10,108	417,157
Penn Virginia Corp *	19,168	128,042
PetroQuest Energy Inc *	1,990	7,443
PHI Inc *	3,640	136,136
Pioneer Energy Services Corp *	5,604	31,046
Quicksilver Resources Inc *	34,470	6,832

	Shares	Value
Renewable Energy Group Inc *	10,834	$105,198
Resolute Energy Corp *	24,409	32,220
REX American Resources Corp *	408	25,284
Rosetta Resources Inc *	16,337	364,479
Rowan Cos PLC ‘A’ (United Kingdom)	114,000	2,658,480
RSP Permian Inc *	5,136	129,119
Sanchez Energy Corp *	6,224	57,821
Scorpio Tankers Inc	49,529	430,407
SEACOR Holdings Inc *	5,583	412,081
Ship Finance International Ltd (Bermuda)	17,911	252,903
Stone Energy Corp *	17,075	288,226
Swift Energy Co *	13,827	55,999
Teekay Tankers Ltd ‘A’	18,567	93,949
Tesco Corp (Canada)	9,751	125,008
TETRA Technologies Inc *	24,331	162,531
Tidewater Inc	42,700	1,383,907
TransAtlantic Petroleum Ltd * (Bermuda)	3,345	18,030
Triangle Petroleum Corp *	8,176	39,081
Unit Corp *	121,500	4,143,150
VAALCO Energy Inc *	15,597	71,122
Vantage Drilling Co * (Cayman)	61,490	30,056
W&T Offshore Inc	6,862	50,367
Warren Resources Inc *	23,108	37,204
Westmoreland Coal Co *	4,619	153,397

		34,803,334

Financials - 25.1%

1st Source Corp	4,590	157,483
Acadia Realty Trust REIT	19,708	631,247
AG Mortgage Investment Trust Inc REIT	8,859	164,512
Agree Realty Corp REIT	5,298	164,715
Alexander & Baldwin Inc	14,958	587,251
Alexander’s Inc REIT	49	21,422
Altisource Asset Management Corp *	81	25,120
Altisource Residential Corp REIT	17,435	338,239
Ambac Financial Group Inc *	13,832	338,884
American Assets Trust Inc REIT	8,739	347,900
American Capital Mortgage Investment Corp REIT	15,815	297,955
American Equity Investment Life Holding Co	22,658	661,387
American National Bankshares Inc	2,552	63,315
American Realty Capital Healthcare Trust Inc REIT	52,048	619,371
American Residential Properties Inc REIT *	9,813	172,414
Ameris Bancorp	7,711	197,710
AMERISAFE Inc	5,674	240,351
Ames National Corp	2,649	68,715
AmREIT Inc	6,127	162,611
AmTrust Financial Services Inc	2,589	145,631
Anchor BanCorp Wisconsin Inc *	1,300	44,772
Anworth Mortgage Asset Corp REIT	34,491	181,078
Apollo Commercial Real Estate Finance Inc REIT	14,265	233,375
Apollo Residential Mortgage Inc REIT	9,720	153,284
Ares Commercial Real Estate Corp REIT	8,888	102,034
Argo Group International Holdings Ltd (Bermuda)	7,966	441,874
Arlington Asset Investment Corp ‘A’	6,928	184,354
Armada Hoffler Properties Inc REIT	7,244	68,746
ARMOUR Residential REIT Inc	108,119	397,878
Arrow Financial Corp	3,413	93,823
Arthur J Gallagher & Co	50,900	2,396,372
Ashford Hospitality Prime Inc REIT	7,801	133,865
Ashford Hospitality Trust Inc REIT	21,097	221,097
Ashford Inc *	250	23,500
Aspen Insurance Holdings Ltd (Bermuda)	113,480	4,967,020
Associated Estates Realty Corp REIT	17,756	412,117
Assurant Inc	12,400	848,532
Astoria Financial Corp	26,299	351,355
Atlas Financial Holdings Inc * (Cayman)	355	5,794

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
AV Homes Inc *	3,465	$50,485
Aviv REIT Inc	5,648	194,743
Baldwin & Lyons Inc ‘B’	2,817	72,622
Banc of California Inc	9,856	113,048
BancFirst Corp	2,164	137,176
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	9,047	272,315
BancorpSouth Inc	29,259	658,620
Bank Mutual Corp	14,017	96,157
Bank of Marin Bancorp	1,866	98,133
BankFinancial Corp	5,785	68,610
Banner Corp	5,973	256,958
BBCN Bancorp Inc	24,096	346,500
BBX Capital Corp ‘A’ *	2,364	38,888
Beneficial Mutual Bancorp Inc *	9,133	112,062
Berkshire Hills Bancorp Inc	7,659	204,189
BGC Partners Inc ‘A’	38,812	355,130
Blue Hills Bancorp Inc *	8,488	115,267
BNC Bancorp	6,055	104,207
Boston Private Financial Holdings Inc	24,635	331,833
Bridge Bancorp Inc	3,502	93,678
Bridge Capital Holdings *	3,006	67,274
Brookline Bancorp Inc	21,516	215,805
Bryn Mawr Bank Corp	4,295	134,433
C1 Financial Inc *	804	14,705
Calamos Asset Management Inc ‘A’	4,952	65,961
Camden National Corp	2,210	88,046
Campus Crest Communities Inc REIT	19,447	142,158
Capital Bank Financial Corp ‘A’ *	6,974	186,903
Capital City Bank Group Inc	3,420	53,147
Capitol Federal Financial Inc	43,803	559,802
Capstead Mortgage Corp REIT	29,397	360,995
Cardinal Financial Corp	9,314	184,697
CareTrust REIT Inc	507	6,251
Cascade Bancorp *	9,415	48,864
Cash America International Inc	8,483	191,885
CatchMark Timber Trust Inc ‘A’ REIT	5,642	63,867
Cathay General Bancorp	24,243	620,378
Cedar Realty Trust Inc REIT	24,603	180,586
Centerstate Banks Inc	11,052	131,629
Central Pacific Financial Corp	5,274	113,391
Century Bancorp Inc ‘A’	1,052	42,143
Chambers Street Properties REIT	72,783	586,631
Charter Financial Corp	4,984	57,067
Chatham Lodging Trust REIT	10,505	304,330
Chemical Financial Corp	90,853	2,783,736
Chesapeake Lodging Trust REIT	16,770	624,012
CIFC Corp	1,736	14,357
Citizens & Northern Corp	3,871	80,014
Citizens Inc *	12,978	98,633
City Holding Co	4,824	224,461
Clifton Bancorp Inc	8,248	112,090
CNB Financial Corp	4,243	78,496
CNO Financial Group Inc	62,617	1,078,265
CoBiz Financial Inc	10,790	141,673
Colony Financial Inc REIT	32,787	780,986
Columbia Banking System Inc	17,472	482,402
Community Bank System Inc	12,370	471,668
Community Trust Bancorp Inc	4,780	174,996
CommunityOne Bancorp *	3,391	38,827
ConnectOne Bancorp Inc	6,921	131,499
Consolidated-Tomoka Land Co	922	51,448
Consumer Portfolio Services Inc *	6,563	48,304
CorEnergy Infrastructure Trust Inc REIT	13,874	89,904
Cousins Properties Inc REIT	67,110	766,396
Cowen Group Inc ‘A’ *	34,673	166,430
Crawford & Co ‘B’	6,340	65,175
CU Bancorp *	3,128	67,846
CubeSmart REIT	49,574	1,094,098
Customers Bancorp Inc *	7,745	150,718

	Shares	Value
CVB Financial Corp	32,506	$520,746
CyrusOne Inc REIT	10,111	278,558
CYS Investments Inc REIT	49,955	435,608
DCT Industrial Trust Inc REIT	25,193	898,382
DiamondRock Hospitality Co REIT	59,736	888,274
Dime Community Bancshares Inc	9,971	162,328
Donegal Group Inc ‘A’	2,513	40,158
DuPont Fabros Technology Inc REIT	13,346	443,621
Dynex Capital Inc REIT	16,818	138,748
Eagle Bancorp Inc *	2,078	73,811
EastGroup Properties Inc REIT	910	57,621
Education Realty Trust Inc REIT	12,151	444,605
EMC Insurance Group Inc	1,603	56,842
Employers Holdings Inc	4,207	98,907
Encore Capital Group Inc *	2,450	108,780
Enova International Inc *	7,761	172,760
Enstar Group Ltd * (Bermuda)	2,620	400,572
Enterprise Bancorp Inc	2,403	60,676
Enterprise Financial Services Corp	6,071	119,781
EPR Properties REIT	17,507	1,008,928
Equity One Inc REIT	18,827	477,453
ESB Financial Corp	3,838	72,692
EverBank Financial Corp	105,053	2,002,310
Excel Trust Inc REIT	21,702	290,590
Ezcorp Inc ‘A’ *	15,500	182,125
FBL Financial Group Inc ‘A’	2,967	172,175
FBR & Co *	2,370	58,278
FCB Financial Holdings Inc ‘A’ *	2,385	58,766
Federal Agricultural Mortgage Corp ‘C’	3,169	96,147
Federated National Holding Co	341	8,239
FelCor Lodging Trust Inc REIT	38,076	411,982
Fidelity & Guaranty Life	3,358	81,499
Fidelity Southern Corp	4,979	80,212
Fifth Street Asset Management Inc *	600	8,370
Financial Institutions Inc	4,170	104,875
First American Financial Corp	32,615	1,105,648
First Bancorp Inc	2,823	51,068
First Bancorp NC	5,976	110,377
First BanCorp PR *	31,397	184,300
First Busey Corp	21,722	141,410
First Business Financial Services Inc	1,188	56,917
First Citizens BancShares Inc ‘A’	2,319	586,220
First Commonwealth Financial Corp	28,934	266,771
First Community Bancshares Inc	4,866	80,143
First Connecticut Bancorp Inc	5,167	84,325
First Defiance Financial Corp	2,983	101,601
First Financial Bancorp	17,760	330,158
First Financial Bankshares Inc	8,784	262,466
First Financial Corp	3,464	123,388
First Financial Northwest Inc	4,023	48,437
First Industrial Realty Trust Inc REIT	33,564	690,076
First Interstate BancSystem Inc ‘A’	5,505	153,149
First Merchants Corp	11,081	252,093
First Midwest Bancorp Inc	23,062	394,591
First NBC Bank Holding Co *	4,642	163,398
First Potomac Realty Trust REIT	17,970	222,109
FirstMerit Corp	50,381	951,697
Flagstar Bancorp Inc *	5,897	92,760
Flushing Financial Corp	9,228	187,052
FNB Corp	52,997	705,920
Forestar Group Inc *	9,727	149,796
Fox Chase Bancorp Inc	3,743	62,396
Franklin Financial Corp *	2,985	63,222
Franklin Street Properties Corp REIT	27,673	339,548
FXCM Inc ‘A’	13,935	230,903
Gain Capital Holdings Inc	7,175	64,719
German American Bancorp Inc	4,005	122,233
Getty Realty Corp REIT	7,679	139,835
GFI Group Inc	23,206	126,473
Glacier Bancorp Inc	22,681	629,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Gladstone Commercial Corp REIT	5,326	$91,447
Glimcher Realty Trust REIT	6,610	90,821
Global Indemnity PLC * (Ireland)	2,402	68,145
Government Properties Income Trust REIT	21,028	483,854
Gramercy Property Trust Inc REIT	56,538	390,112
Great Southern Bancorp Inc	3,243	128,650
Great Western Bancorp Inc *	5,560	126,712
Green Bancorp Inc *	1,213	14,605
Green Dot Corp ‘A’ *	9,494	194,532
Greenlight Capital Re Ltd ‘A’ * (Cayman)	8,650	282,422
Guaranty Bancorp	4,372	63,132
Hallmark Financial Services Inc *	4,103	49,605
Hampton Roads Bankshares Inc *	11,503	19,325
Hancock Holding Co	25,093	770,355
Hanmi Financial Corp	9,722	212,037
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	7,808	111,108
Hatteras Financial Corp REIT	29,500	543,685
HCC Insurance Holdings Inc	35,000	1,873,200
HCI Group Inc	892	38,570
Healthcare Realty Trust Inc REIT	29,427	803,946
Heartland Financial USA Inc	4,900	132,790
Heritage Commerce Corp	6,050	53,422
Heritage Financial Corp	9,249	162,320
Heritage Oaks Bancorp	6,532	54,803
Hersha Hospitality Trust REIT	60,979	428,682
Highwoods Properties Inc REIT	27,643	1,224,032
Hilltop Holdings Inc *	20,758	414,122
Home BancShares Inc	3,197	102,816
Home Loan Servicing Solutions Ltd (Cayman)	21,669	422,979
HomeStreet Inc	4,656	81,061
HomeTrust Bancshares Inc *	6,300	104,958
Horace Mann Educators Corp	12,505	414,916
Horizon Bancorp	2,817	73,636
Hudson Pacific Properties Inc REIT	16,785	504,557
Hudson Valley Holding Corp	4,483	121,758
Iberiabank Corp	9,596	622,301
Independence Holding Co	2,405	33,550
Independent Bank Corp MA	7,372	315,595
Independent Bank Corp MI	6,057	79,044
Independent Bank Group Inc	1,629	63,629
Infinity Property & Casualty Corp	2,234	172,599
Inland Real Estate Corp REIT	27,162	297,424
International Bancshares Corp	16,676	442,581
INTL. FCStone Inc *	3,651	75,101
Invesco Mortgage Capital Inc REIT	37,729	583,290
Investment Technology Group Inc *	11,095	230,998
Investors Bancorp Inc	96,501	1,083,224
Investors Real Estate Trust REIT	34,071	278,360
iStar Financial Inc REIT *	26,106	356,347
Janus Capital Group Inc	45,562	734,915
JG Wentworth Co ‘A’ *	3,681	39,239
Kansas City Life Insurance Co	1,192	57,252
KCG Holdings Inc ‘A’ *	13,708	159,698
Kearny Financial Corp *	3,912	53,790
Kemper Corp	14,233	513,954
Kennedy-Wilson Holdings Inc	20,331	514,374
Kite Realty Group Trust REIT	9,926	285,273
Ladder Capital Corp ‘A’ *	4,781	93,755
Lakeland Bancorp Inc	11,521	134,796
Lakeland Financial Corp	5,092	221,349
LaSalle Hotel Properties REIT	34,131	1,381,282
LegacyTexas Financial Group Inc	10,942	260,967
Lexington Realty Trust REIT	62,752	689,017
LTC Properties Inc REIT	10,719	462,739
Macatawa Bank Corp	8,303	45,168
Mack-Cali Realty Corp REIT	27,217	518,756
Maiden Holdings Ltd (Bermuda)	13,885	177,589
MainSource Financial Group Inc	6,397	133,825
Manning & Napier Inc	4,000	55,280

	Shares	Value
Marlin Business Services Corp	2,693	$55,287
MB Financial Inc	20,256	665,612
Meadowbrook Insurance Group Inc	15,492	131,062
Medical Properties Trust Inc REIT	52,658	725,627
Medley Management Inc ‘A’	664	9,761
Mercantile Bank Corp	5,211	109,535
Merchants Bancshares Inc	1,643	50,325
Meta Financial Group Inc	1,918	67,207
Metro Bancorp Inc *	4,444	115,188
MGIC Investment Corp *	60,648	565,239
MidSouth Bancorp Inc	2,603	45,136
MidWestOne Financial Group Inc	2,098	60,443
Moelis & Co ‘A’	2,005	70,035
Monmouth Real Estate Investment Corp REIT	17,416	192,795
Montpelier Re Holdings Ltd (Bermuda)	98,107	3,514,193
National Bank Holdings Corp ‘A’	11,247	218,304
National Bankshares Inc	2,135	64,883
National General Holdings Corp	10,903	202,905
National Interstate Corp	1,780	53,044
National Penn Bancshares Inc	37,612	395,866
National Western Life Insurance Co ‘A’	681	183,359
NBT Bancorp Inc	13,450	353,331
Nelnet Inc ‘A’	6,373	295,261
New Residential Investment Corp REIT	43,455	554,920
New York Mortgage Trust Inc REIT	31,988	246,627
New York REIT Inc	49,328	522,384
NewBridge Bancorp *	10,404	90,619
NewStar Financial Inc *	8,396	107,469
Nicholas Financial Inc * (Canada)	3,241	48,291
NMI Holdings Inc ‘A’ *	15,793	144,190
Northfield Bancorp Inc	15,591	230,747
Northrim BanCorp Inc	2,172	56,993
Northwest Bancshares Inc	29,029	363,733
OceanFirst Financial Corp	4,127	70,737
OFG Bancorp	144,581	2,407,274
Old Line Bancshares Inc	2,453	38,806
Old National Bancorp	35,796	532,644
Old Republic International Corp	239,700	3,506,811
OM Asset Management PLC * (United Kingdom)	3,144	51,059
One Liberty Properties Inc REIT	3,810	90,183
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	6,950	112,590
Oppenheimer Holdings Inc ‘A’	2,982	69,332
Opus Bank *	1,496	42,442
Oritani Financial Corp	13,935	214,599
Owens Realty Mortgage Inc REIT	3,249	47,598
Pacific Continental Corp	5,595	79,337
Pacific Premier Bancorp Inc *	5,198	90,081
Palmetto Bancshares Inc	1,480	24,716
Park National Corp	3,937	348,346
Park Sterling Corp	14,012	102,988
Parkway Properties Inc REIT	23,907	439,650
Peapack Gladstone Financial Corp	3,790	70,342
Pebblebrook Hotel Trust REIT	21,847	996,879
Penns Woods Bancorp Inc	1,488	73,299
Pennsylvania REIT	20,898	490,267
PennyMac Financial Services Inc ‘A’ *	1,725	29,843
PennyMac Mortgage Investment Trust REIT	22,864	482,202
Peoples Bancorp Inc	10,577	274,262
Peoples Financial Services Corp	2,303	114,413
PHH Corp *	15,453	370,254
Physicians Realty Trust REIT	14,568	241,829
PICO Holdings Inc *	6,802	128,218
Pinnacle Financial Partners Inc	10,895	430,788
Piper Jaffray Cos *	4,963	288,301
Platinum Underwriters Holdings Ltd (Bermuda)	7,568	555,643
Preferred Bank	3,682	102,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Primerica Inc	16,728	$907,661
PrivateBancorp Inc	21,842	729,523
Prosperity Bancshares Inc	21,302	1,179,279
Provident Financial Services Inc	18,449	333,189
PS Business Parks Inc REIT	2,949	234,563
Radian Group Inc	46,465	776,895
RAIT Financial Trust REIT	25,292	193,990
Ramco-Gershenson Properties Trust REIT	23,661	443,407
RE/MAX Holdings Inc ‘A’	3,324	113,847
Redwood Trust Inc REIT	25,526	502,862
Regional Management Corp *	3,364	53,185
Renasant Corp	9,699	280,592
Republic Bancorp Inc ‘A’	2,962	73,221
Republic First Bancorp Inc *	9,453	35,449
Resource America Inc ‘A’	4,491	40,599
Resource Capital Corp REIT	39,312	198,132
Retail Opportunity Investments Corp REIT	27,410	460,214
Rexford Industrial Realty Inc REIT	14,285	224,417
RLI Corp	13,145	649,363
RLJ Lodging Trust REIT	40,104	1,344,687
Rouse Properties Inc REIT	11,245	208,257
Ryman Hospitality Properties Inc REIT	6,545	345,183
S&T Bancorp Inc	9,118	271,808
Sabra Health Care REIT Inc	989	30,036
Safeguard Scientifics Inc *	6,237	123,617
Safety Insurance Group Inc	4,006	256,424
Sandy Spring Bancorp Inc	7,630	198,990
Saul Centers Inc REIT	439	25,106
Seacoast Banking Corp of Florida *	6,097	83,834
Select Income REIT	11,251	274,637
Selective Insurance Group Inc	17,252	468,737
ServisFirst Bancshares Inc	432	14,234
Sierra Bancorp	3,782	66,412
Silver Bay Realty Trust Corp REIT	11,458	189,744
Simmons First National Corp ‘A’	5,025	204,266
South State Corp	7,389	495,654
Southside Bancshares Inc	7,279	210,436
Southwest Bancorp Inc	5,989	103,969
Sovran Self Storage Inc REIT	1,364	118,968
Springleaf Holdings Inc *	7,429	268,707
Square 1 Financial Inc ‘A’ *	1,455	35,939
STAG Industrial Inc REIT	17,387	425,981
StanCorp Financial Group Inc	94,900	6,629,714
Starwood Waypoint Residential Trust REIT	12,011	316,730
State Auto Financial Corp	4,664	103,634
State Bank Financial Corp	9,841	196,623
State National Cos Inc	5,694	68,214
Sterling Bancorp	25,423	365,583
Stewart Information Services Corp	6,610	244,834
Stifel Financial Corp *	20,005	1,020,655
Stock Yards Bancorp Inc	4,443	148,130
Stonegate Bank	3,000	88,860
Stonegate Mortgage Corp *	3,797	45,412
STORE Capital Corp REIT	9,606	207,586
Strategic Hotels & Resorts Inc REIT *	18,931	250,457
Suffolk Bancorp	3,573	81,143
Summit Hotel Properties Inc REIT	26,072	324,336
Sun Bancorp Inc *	2,567	49,800
Sunstone Hotel Investors Inc REIT	62,683	1,034,896
Susquehanna Bancshares Inc	57,075	766,517
SWS Group Inc *	8,645	59,737
Symetra Financial Corp	22,922	528,352
Talmer Bancorp Inc ‘A’	5,572	78,231
Tejon Ranch Co *	3,886	114,482
Terreno Realty Corp REIT	12,936	266,870
Territorial Bancorp Inc	2,612	56,289
Texas Capital Bancshares Inc *	9,019	490,002
The Bancorp Inc *	9,907	107,887
The Bank of Kentucky Financial Corp	1,918	92,582
The First of Long Island Corp	3,643	103,352

	Shares	Value
The Geo Group Inc REIT	22,186	$895,427
The Hanover Insurance Group Inc	69,300	4,942,476
The Navigators Group Inc *	3,233	237,108
The Phoenix Cos Inc *	1,689	116,321
The St Joe Co *	832	15,300
Third Point Reinsurance Ltd * (Bermuda)	17,174	248,851
Tiptree Financial Inc ‘A’ *	2,101	17,018
Tompkins Financial Corp	4,576	253,053
Towne Bank	9,166	138,590
Trade Street Residential Inc REIT	5,610	43,141
Tree.com Inc *	1,090	52,691
Trico Bancshares	6,787	167,639
Tristate Capital Holdings Inc *	6,699	68,598
Triumph Bancorp Inc *	2,087	28,279
TrustCo Bank Corp NY	336,415	2,442,373
Trustmark Corp	20,643	506,579
UMB Financial Corp	11,512	654,918
UMH Properties Inc REIT	5,193	49,593
Umpqua Holdings Corp	50,797	864,057
Union Bankshares Corp	14,080	339,046
United Bankshares Inc	21,109	790,532
United Community Banks Inc	15,304	289,858
United Community Financial Corp	15,946	85,630
United Financial Bancorp Inc	13,510	194,004
United Fire Group Inc	6,287	186,913
United Insurance Holdings Corp	485	10,646
Universal Insurance Holdings Inc	613	12,536
Univest Corp of Pennsylvania	4,864	98,447
Urstadt Biddle Properties Inc ‘A’ REIT	1,933	42,294
Validus Holdings Ltd (Bermuda)	68,590	2,850,600
Valley National Bancorp	69,165	671,592
Walker & Dunlop Inc *	5,798	101,697
Walter Investment Management Corp *	11,370	187,719
Washington Federal Inc	30,898	684,391
Washington REIT	20,378	563,655
Washington Trust Bancorp Inc	4,501	180,850
Waterstone Financial Inc	10,619	139,640
Webster Financial Corp	27,604	897,958
WesBanco Inc	8,084	281,323
West Bancorp Inc	5,059	86,104
Westamerica Bancorp	8,029	393,582
Western Alliance Bancorp *	10,709	297,710
Western Asset Mortgage Capital Corp REIT	12,798	188,131
Whitestone REIT	7,069	106,813
Wilshire Bancorp Inc	21,560	218,403
Wintrust Financial Corp	14,203	664,132
WSFS Financial Corp	2,754	211,755
Yadkin Financial Corp *	6,355	124,876

		149,344,317

Health Care - 5.4%

AAC Holdings Inc *	732	22,633
ACADIA Pharmaceuticals Inc *	1,960	62,230
Achillion Pharmaceuticals Inc *	23,467	287,471
Addus HomeCare Corp *	1,793	43,516
Adeptus Health Inc ‘A’ *	710	26,554
Affymetrix Inc *	16,588	163,724
Agenus Inc *	3,937	15,630
Albany Molecular Research Inc *	7,033	114,497
Alliance HealthCare Services Inc *	1,140	23,929
Almost Family Inc *	2,494	72,201
AMAG Pharmaceuticals Inc *	2,183	93,039
Amedisys Inc *	8,353	245,161
AMN Healthcare Services Inc *	14,227	278,849
Amphastar Pharmaceuticals Inc *	417	4,841
Amsurg Corp *	10,151	555,564
Anacor Pharmaceuticals Inc *	6,430	207,367
Analogic Corp	3,802	321,687
AngioDynamics Inc *	7,521	142,974
Ardelyx Inc *	215	4,061

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Array BioPharma Inc *	7,666	$36,260
Atara Biotherapeutics Inc *	206	5,511
AtriCure Inc *	2,230	44,511
Avalanche Biotechnologies Inc *	262	14,148
Bio-Reference Laboratories Inc *	529	16,997
BioCryst Pharmaceuticals Inc *	4,551	55,340
BioScrip Inc *	20,559	143,707
BioTelemetry Inc *	3,326	33,360
Calithera Biosciences Inc *	208	4,202
Castlight Health Inc ‘B’ *	738	8,635
Catalent Inc *	1,427	39,785
Celldex Therapeutics Inc *	2,641	48,198
Cellular Dynamics International Inc *	230	1,479
ChemoCentryx Inc *	8,325	56,860
Civitas Solutions Inc *	1,102	18,767
Coherus Biosciences Inc *	367	5,989
CONMED Corp	8,299	373,123
Cross Country Healthcare Inc *	9,719	121,293
CryoLife Inc	8,899	100,826
Cynosure Inc ‘A’ *	4,410	120,922
Cytokinetics Inc *	10,768	86,252
Cytori Therapeutics Inc *	6,764	3,306
CytRx Corp *	12,469	34,165
Derma Sciences Inc *	7,121	66,297
Dermira Inc *	238	4,310
Dynavax Technologies Corp *	8,211	138,437
Emergent Biosolutions Inc *	7,672	208,909
Exactech Inc *	3,052	71,936
FibroGen Inc *	269	7,354
Five Star Quality Care Inc *	12,671	52,585
Geron Corp *	47,719	155,087
Gerresheimer AG (Germany)	34,779	1,880,903
Greatbatch Inc *	7,598	374,581
Haemonetics Corp *	14,598	546,257
Hanger Inc *	10,723	234,834
HealthEquity Inc *	1,954	49,729
HealthSouth Corp	6,464	248,605
Healthways Inc *	4,708	93,595
Hill-Rom Holdings Inc	70,600	3,220,772
Hyperion Therapeutics Inc *	860	20,640
ICU Medical Inc *	4,124	337,756
Idera Pharmaceuticals Inc *	1,639	7,228
Immune Design Corp *	351	10,804
Immunomedics Inc *	2,658	12,758
Impax Laboratories Inc *	17,332	549,078
Imprivata Inc *	472	6,136
INC Research Holdings Inc ‘A’ *	306	7,861
Inovio Pharmaceuticals Inc *	2,094	19,223
Integra LifeSciences Holdings Corp *	4,547	246,584
Intersect ENT Inc *	600	11,130
Invacare Corp	9,708	162,706
IPC The Hospitalist Co Inc *	2,277	104,492
Kindred Healthcare Inc	21,303	387,289
Kite Pharma Inc *	324	18,685
Lexicon Pharmaceuticals Inc *	8,201	7,462
LHC Group Inc *	3,847	119,949
Magellan Health Inc *	8,389	503,592
MedAssets Inc *	1,143	22,586
Merit Medical Systems Inc *	13,218	229,068
Merrimack Pharmaceuticals Inc *	1,734	19,594
National Healthcare Corp	3,180	199,831
National Research Corp ‘A’	570	7,974
Navidea Biopharmaceuticals Inc *	10,350	19,562
Nektar Therapeutics *	16,880	261,640
NeoStem Inc *	3,962	14,937
Nevro Corp *	391	15,120
NPS Pharmaceuticals Inc *	2,172	77,692
NuVasive Inc *	2,334	110,071
Ocular Therapeutix Inc *	253	5,951
Omeros Corp *	722	17,891

	Shares	Value
OraSure Technologies Inc *	15,903	$161,256
Orthofix International NV * (Netherlands)	5,636	169,418
Osiris Therapeutics Inc *	513	8,203
Otonomy Inc *	201	6,699
OvaScience Inc *	4,624	204,473
Owens & Minor Inc	19,210	674,463
Peregrine Pharmaceuticals Inc *	3,676	5,110
PharMerica Corp *	9,267	191,920
PhotoMedex Inc *	4,024	6,157
PRA Health Sciences Inc *	686	16,615
Progenics Pharmaceuticals Inc *	16,615	125,609
Prothena Corp PLC * (Ireland)	6,146	127,591
PTC Therapeutics Inc *	981	50,786
Radius Health Inc *	257	10,000
RadNet Inc *	713	6,089
Revance Therapeutics Inc *	990	16,771
Rigel Pharmaceuticals Inc *	27,576	62,598
Rockwell Medical Inc *	12,193	125,344
RTI Surgical Inc *	17,447	90,724
Sage Therapeutics Inc *	173	6,332
Sagent Pharmaceuticals Inc *	1,347	33,823
SciClone Pharmaceuticals Inc *	6,141	53,795
Select Medical Holdings Corp	1,353	19,483
Sientra Inc *	533	8,949
Skilled Healthcare Group Inc ‘A’ *	3,924	33,629
Spectrum Pharmaceuticals Inc *	14,822	102,716
STERIS Corp	116,200	7,535,570
Surgical Care Affiliates Inc *	265	8,917
SurModics Inc *	3,190	70,499
Symmetry Surgical Inc *	2,949	22,973
T2 Biosystems Inc *	279	5,368
Teleflex Inc	42,000	4,822,440
The Ensign Group Inc	377	16,735
The Medicines Co *	1,876	51,909
Theravance Biopharma Inc * (Cayman)	405	6,043
Theravance Inc	1,432	20,263
Threshold Pharmaceuticals Inc *	1,286	4,089
Tokai Pharmaceuticals Inc *	400	5,896
Tornier NV * (Netherlands)	10,778	274,839
TransEnterix Inc *	8,077	23,504
Triple-S Management Corp ‘B’ *	7,577	181,166
Trupanion Inc *	2,408	16,687
Unilife Corp *	5,495	18,408
Universal American Corp *	13,018	120,807
Verastem Inc *	5,667	51,796
Vitae Pharmaceuticals Inc *	252	4,193
WellCare Health Plans Inc *	12,377	1,015,657
Wright Medical Group Inc *	8,195	220,200
XenoPort Inc *	15,587	136,698
XOMA Corp *	4,698	16,866
Zafgen Inc *	231	7,124
ZS Pharma Inc *	191	7,940

		31,934,185

Industrials - 22.3%

AAR Corp	210,865	5,857,830
ABM Industries Inc	17,085	489,485
Acacia Research Corp	15,316	259,453
ACCO Brands Corp *	35,157	316,765
Accuride Corp *	1,531	6,645
Aceto Corp	7,444	161,535
Actuant Corp ‘A’	19,945	543,302
Advanced Drainage Systems Inc	1,583	36,377
Aegion Corp *	10,629	197,806
Aerovironment Inc *	2,750	74,937
Air Transport Services Group Inc *	15,631	133,801
Aircastle Ltd (Bermuda)	13,763	294,115
Alamo Group Inc	1,992	96,492
Albany International Corp ‘A’	7,630	289,864
Ameresco Inc ‘A’ *	6,346	44,422

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
American Railcar Industries Inc	209	$10,764
American Science & Engineering Inc	2,016	104,630
Apogee Enterprises Inc	92,952	3,938,376
Applied Industrial Technologies Inc	59,263	2,701,800
ArcBest Corp	691	32,042
Argan Inc	2,263	76,127
Astec Industries Inc	112,816	4,434,797
Atlas Air Worldwide Holdings Inc *	7,699	379,561
Baltic Trading Ltd	15,339	38,501
Barnes Group Inc	16,495	610,480
Beacon Roofing Supply Inc *	11,781	327,512
Brady Corp ‘A’	14,515	396,840
Briggs & Stratton Corp	99,233	2,026,338
CAI International Inc *	5,145	119,364
Carlisle Cos Inc	59,800	5,396,352
Casella Waste Systems Inc ‘A’ *	2,036	8,225
CBIZ Inc *	13,004	111,314
CDI Corp	4,082	72,292
Ceco Environmental Corp	6,518	101,290
Celadon Group Inc	6,106	138,545
Cenveo Inc *	10,871	22,829
CIRCOR International Inc	585	35,264
Civeo Corp	141,464	581,417
CLARCOR Inc	891	59,376
Columbus McKinnon Corp	5,317	149,089
Comfort Systems USA Inc	9,097	155,741
CRA International Inc *	2,834	85,927
Cubic Corp	5,969	314,208
Curtiss-Wright Corp	10,908	769,996
Deluxe Corp	7,399	460,588
DigitalGlobe Inc *	23,145	716,801
Douglas Dynamics Inc	826	17,701
Ducommun Inc *	1,925	48,664
Dycom Industries Inc *	1,220	42,810
Dynamic Materials Corp	4,153	66,531
EMCOR Group Inc	96,469	4,291,906
Encore Wire Corp	1,470	54,875
Energy Recovery Inc *	8,317	43,831
EnerSys	64,466	3,978,842
Engility Holdings Inc *	5,364	229,579
Ennis Inc	8,208	110,562
EnPro Industries Inc *	47,094	2,955,619
Erickson Inc *	1,821	15,187
ESCO Technologies Inc	8,112	299,333
Esterline Technologies Corp *	9,715	1,065,541
Federal Signal Corp	19,239	297,050
Franklin Covey Co *	1,499	29,021
Franklin Electric Co Inc	65,509	2,458,553
FreightCar America Inc	3,774	99,294
FRP Holdings Inc *	2,041	80,028
FTI Consulting Inc *	12,525	483,841
G&K Services Inc ‘A’	6,088	431,335
General Cable Corp	14,690	218,881
Genesee & Wyoming Inc ‘A’ *	25,958	2,334,143
Gibraltar Industries Inc *	215,445	3,503,136
Global Brass & Copper Holdings Inc	817	10,752
Global Power Equipment Group Inc	5,273	72,820
GP Strategies Corp *	1,290	43,770
GrafTech International Ltd *	35,333	178,785
Granite Construction Inc	164,969	6,272,121
Great Lakes Dredge & Dock Corp *	16,911	144,758
Griffon Corp	9,420	125,286
Heidrick & Struggles International Inc	5,675	130,809
Heritage-Crystal Clean Inc *	399	4,920
Hill International Inc *	1,539	5,910
Hillenbrand Inc	149,900	5,171,550
HNI Corp	1,074	54,838
Houston Wire & Cable Co	5,461	65,259
Hurco Cos Inc	1,950	66,476
Huron Consulting Group Inc *	6,506	444,945

	Shares	Value
ICF International Inc *	6,137	$251,494
InnerWorkings Inc *	10,206	79,505
Insteel Industries Inc	596	14,054
International Shipholding Corp	1,762	26,254
JetBlue Airways Corp *	65,184	1,033,818
Kadant Inc	2,936	125,338
Kaman Corp	4,032	161,643
Kelly Services Inc ‘A’	8,190	139,394
Kennametal Inc	46,560	1,666,382
Kimball International Inc ‘B’	10,747	98,013
Knightsbridge Shipping Ltd (Bermuda)	10,542	47,755
Korn/Ferry International *	7,468	214,780
Kratos Defense & Security Solutions Inc *	13,842	69,487
Layne Christensen Co *	6,119	58,375
LB Foster Co ‘A’	3,142	152,607
Lincoln Electric Holdings Inc	56,300	3,889,767
Lindsay Corp	33,969	2,912,502
LMI Aerospace Inc *	3,419	48,208
LSI Industries Inc	6,650	45,154
Lydall Inc *	781	25,632
Marten Transport Ltd	4,156	90,850
Masonite International Corp * (Canada)	7,820	480,617
Matson Inc	8,662	299,012
Matthews International Corp ‘A’	9,120	443,870
McGrath RentCorp	110,436	3,960,235
Meritor Inc *	14,194	215,039
Miller Industries Inc	3,347	69,584
Mobile Mini Inc	13,204	534,894
Moog Inc ‘A’ *	11,682	864,818
MSA Safety Inc	72,100	3,827,789
Mueller Industries Inc	150,627	5,142,406
Multi-Color Corp	1,971	109,233
MYR Group Inc *	6,506	178,264
National Presto Industries Inc	1,506	87,408
Navigant Consulting Inc *	15,149	232,840
Navios Maritime Holdings Inc	24,935	102,483
Neff Corp ‘A’ *	2,116	23,847
NL Industries Inc *	2,221	19,101
NN Inc	473	9,725
Northwest Pipe Co *	2,968	89,396
Orbital Sciences Corp *	18,569	499,320
Orion Marine Group Inc *	8,532	94,279
PAM Transportation Services Inc *	787	40,798
Paylocity Holding Corp *	1,828	47,729
Pendrell Corp *	50,814	70,123
Performant Financial Corp *	505	3,358
Plug Power Inc *	51,133	153,399
Ply Gem Holdings Inc *	1,047	14,637
Powell Industries Inc	43,407	2,129,981
PowerSecure International Inc *	7,012	81,690
Preformed Line Products Co	767	41,901
Quad/Graphics Inc	8,273	189,948
Quality Distribution Inc *	6,483	68,979
Quanex Building Products Corp	10,674	200,458
Regal-Beloit Corp	85,800	6,452,160
Republic Airways Holdings Inc *	15,265	222,716
Resources Connection Inc	11,852	194,965
Revolution Lighting Technologies Inc *	1,149	1,551
Roadrunner Transportation Systems Inc *	5,286	123,428
RPX Corp *	14,411	198,584
Rush Enterprises Inc ‘A’ *	1,747	55,991
Safe Bulkers Inc	12,182	47,632
Scorpio Bulkers Inc *	42,304	83,339
SIFCO Industries Inc	599	17,461
Simpson Manufacturing Co Inc	90,989	3,148,219
SkyWest Inc	168,303	2,235,064
SP Plus Corp *	387	9,764
Standex International Corp	1,089	84,136
Sterling Construction Co Inc *	5,529	35,330
TAL International Group Inc *	6,807	296,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
TCP International Holdings Ltd * (Switzerland)	680	$4,182
Teledyne Technologies Inc *	8,862	910,482
Tetra Tech Inc	18,696	499,183
Textainer Group Holdings Ltd (Bermuda)	4,997	171,497
The Brink’s Co	14,646	357,509
The KEYW Holding Corp *	10,238	106,270
Titan International Inc	13,284	141,209
Titan Machinery Inc *	4,667	65,058
TriMas Corp *	1,651	51,660
TriNet Group Inc *	3,271	102,317
Tutor Perini Corp *	11,233	270,378
Twin Disc Inc	769	15,272
Ultrapetrol Bahamas Ltd * (Bahamas)	6,819	14,593
UniFirst Corp	4,489	545,189
United Stationers Inc	12,052	508,112
Universal Forest Products Inc	120,985	6,436,402
Universal Truckload Services Inc	762	21,725
USA Truck Inc *	1,929	54,784
UTi Worldwide Inc * (United Kingdom)	27,741	334,834
Viad Corp	6,167	164,412
Vicor Corp *	4,102	49,634
Virgin America Inc *	3,615	156,349
VSE Corp	1,258	82,902
Wabash National Corp *	365,200	4,513,872
Watts Water Technologies Inc ‘A’	27,924	1,771,499
Werner Enterprises Inc	10,785	335,953
Wesco Aircraft Holdings Inc *	13,427	187,709
West Corp	5,620	185,460
Woodward Inc	6,690	329,349
XPO Logistics Inc *	12,935	528,783
YRC Worldwide Inc *	7,939	178,548

		132,908,697

Information Technology - 5.9%

A10 Networks Inc *	393	1,713
Actua Corp *	12,536	231,540
Actuate Corp *	14,376	94,882
Acxiom Corp *	23,519	476,730
ADTRAN Inc	8,267	180,221
Advanced Energy Industries Inc *	1,159	27,468
Aerohive Networks Inc *	1,574	7,555
Agilysys Inc *	4,682	58,946
Alpha & Omega Semiconductor Ltd * (Bermuda)	6,629	58,667
Amber Road Inc *	295	3,015
Amkor Technology Inc *	12,271	87,124
Anixter International Inc *	4,592	406,208
Audience Inc *	4,341	19,100
Axcelis Technologies Inc *	32,990	84,454
Bankrate Inc *	18,474	229,632
Bazaarvoice Inc *	8,983	72,223
Bel Fuse Inc ‘B’	3,002	82,075
Benchmark Electronics Inc *	16,273	413,985
Black Box Corp	4,551	108,769
Blucora Inc *	12,828	177,668
Borderfree Inc *	299	2,679
Bottomline Technologies de Inc *	1,991	50,332
Brooks Automation Inc	18,984	242,046
Cabot Microelectronics Corp *	1,220	57,730
CACI International Inc ‘A’ *	7,162	617,221
Calix Inc *	12,918	129,438
Cascade Microtech Inc *	3,709	54,188
CEVA Inc *	6,291	114,119
Checkpoint Systems Inc *	12,583	172,765
Ciber Inc *	22,497	79,864
Cirrus Logic Inc *	13,131	309,498
Coherent Inc *	7,069	429,230
Cohu Inc	183,347	2,181,829
Computer Task Group Inc	4,612	43,952
Comtech Telecommunications Corp	4,671	147,230

	Shares	Value
Convergys Corp	30,889	$629,209
Covisint Corp *	11,640	30,846
CSG Systems International Inc	6,097	152,852
CTS Corp	10,321	184,023
CUI Global Inc *	2,187	16,293
Daktronics Inc	3,164	39,582
Datalink Corp *	6,115	78,883
Dealertrack Technologies Inc *	2,633	116,668
Demand Media Inc *	2,716	16,622
Dice Holdings Inc *	8,142	81,501
Digi International Inc *	6,772	62,912
Digital River Inc *	9,966	246,459
Diodes Inc *	3,617	99,721
DSP Group Inc *	6,265	68,101
DTS Inc *	3,780	116,235
EarthLink Holdings Corp	30,738	134,940
Eastman Kodak Co *	5,240	113,760
Ebix Inc	9,312	158,211
Electro Rent Corp	4,605	64,654
Electro Scientific Industries Inc	7,805	60,567
Emulex Corp *	21,566	122,279
EnerNOC Inc *	6,350	98,107
Entegris Inc *	19,171	253,249
Entropic Communications Inc *	26,183	66,243
Epiq Systems Inc	9,052	154,608
ePlus Inc *	1,534	116,108
Everyday Health Inc *	269	3,968
Exar Corp *	10,517	107,273
ExlService Holdings Inc *	5,661	162,527
Extreme Networks Inc *	9,785	34,541
Fabrinet * (Cayman)	10,692	189,676
Fairchild Semiconductor International Inc *	38,282	646,200
FARO Technologies Inc *	704	44,127
Finisar Corp *	1,906	36,995
FormFactor Inc *	16,816	144,618
Gerber Scientific Inc Escrow Shares * +	12,750	-
Global Cash Access Holdings Inc *	19,998	142,986
Globant SA * (Luxembourg)	465	7,263
Glu Mobile Inc *	2,606	10,163
GSI Group Inc * (Canada)	9,169	134,968
Harmonic Inc *	22,561	158,153
Higher One Holdings Inc *	6,689	28,161
HubSpot Inc *	390	13,108
II-VI Inc *	15,925	217,376
Infinera Corp *	5,830	85,818
Infoblox Inc *	2,288	46,240
Ingram Micro Inc ‘A’ *	83,900	2,318,996
Insight Enterprises Inc *	12,398	320,984
Integrated Device Technology Inc *	10,923	214,091
Integrated Silicon Solution Inc	9,176	152,046
Internap Corp *	16,985	135,201
International Rectifier Corp *	21,643	863,556
Intersil Corp ‘A’	39,439	570,682
Intevac Inc *	7,270	56,488
Intralinks Holdings Inc *	12,180	144,942
Itron Inc *	11,889	502,786
Ixia *	15,414	173,407
IXYS Corp	7,333	92,396
Kemet Corp *	14,035	58,947
Kimball Electronics Inc *	8,060	96,881
Kopin Corp *	20,342	73,638
KVH Industries Inc *	1,091	13,801
Limelight Networks Inc *	19,196	53,173
Liquidity Services Inc *	7,415	60,581
Littelfuse Inc	1,004	97,057
ManTech International Corp ‘A’	7,275	219,923
Mentor Graphics Corp	29,717	651,397
Mercury Systems Inc *	9,910	137,947
Microsemi Corp *	9,333	264,871
Millennial Media Inc *	23,625	37,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
MKS Instruments Inc	16,241	$594,421
MobileIron Inc *	885	8,815
Model N Inc *	1,772	18,819
ModusLink Global Solutions Inc *	12,231	45,866
MoneyGram International Inc *	9,175	83,401
Monster Worldwide Inc *	26,951	124,514
Multi-Fineline Electronix Inc *	51,556	578,974
Nanometrics Inc *	3,315	55,758
NETGEAR Inc *	10,447	371,704
Newport Corp *	1,094	20,906
Numerex Corp ‘A’ *	968	10,706
NVE Corp *	851	60,242
Oclaro Inc *	29,043	51,697
OmniVision Technologies Inc *	17,207	447,382
OPOWER Inc *	268	3,814
OSI Systems Inc *	4,728	334,601
Park Electrochemical Corp	6,315	157,433
Paycom Software Inc *	2,026	53,345
PC Connection Inc	3,063	75,197
Perficient Inc *	3,860	71,912
Pericom Semiconductor Corp *	6,907	93,521
Photronics Inc *	18,724	155,596
Plantronics Inc	1,569	83,188
Plexus Corp *	6,835	281,670
PMC-Sierra Inc *	36,642	335,641
Polycom Inc *	22,604	305,154
PRGX Global Inc *	8,602	49,203
Procera Networks Inc *	5,494	39,502
Progress Software Corp *	15,716	424,646
Q2 Holdings Inc *	336	6,330
QAD Inc ‘A’	259	5,859
QLogic Corp *	26,841	357,522
Quantum Corp *	38,499	67,758
QuickLogic Corp *	1,047	3,288
QuinStreet Inc *	11,225	68,136
RealNetworks Inc *	7,320	51,533
Reis Inc	2,339	61,212
Rightside Group Ltd *	2,716	18,252
Rofin-Sinar Technologies Inc *	115,490	3,322,647
Rogers Corp *	3,984	324,457
Rosetta Stone Inc *	6,587	64,289
Rubicon Technology Inc *	7,404	33,836
Rudolph Technologies Inc *	8,900	91,047
Sanmina Corp *	25,227	593,591
Sapiens International Corp NV * (Netherlands)	6,673	49,180
ScanSource Inc *	8,785	352,806
Seachange International Inc *	10,160	64,821
ServiceSource International Inc *	21,496	100,601
Silicon Image Inc *	11,796	65,114
Silicon Laboratories Inc *	4,137	197,004
Silver Spring Networks Inc *	662	5,581
Speed Commerce Inc *	3,568	11,025
Stamps.com Inc *	368	17,660
Sykes Enterprises Inc *	11,054	259,437
SYNNEX Corp	7,765	606,912
Take-Two Interactive Software Inc *	23,461	657,612
TechTarget Inc *	5,125	58,271
TeleCommunication Systems Inc ‘A’ *	15,580	48,610
Telenav Inc *	8,365	55,795
TeleTech Holdings Inc *	2,678	63,415
Tessco Technologies Inc	1,671	48,459
Tessera Technologies Inc	6,806	243,383
The Hackett Group Inc	5,816	51,123
The Rubicon Project Inc *	352	5,681
TiVo Inc *	20,374	241,228
Tremor Video Inc *	10,960	31,455
Trulia Inc *	812	37,376
TTM Technologies Inc *	16,881	127,114
TubeMogul Inc *	541	12,200
Ultra Clean Holdings Inc *	6,437	59,735

	Shares	Value
Ultratech Inc *	7,166	$133,001
Unisys Corp *	6,222	183,425
Varonis Systems Inc *	181	5,942
Veeco Instruments Inc *	12,258	427,559
Verint Systems Inc *	948	55,249
Viasystems Group Inc *	1,343	21,864
Vishay Precision Group Inc *	3,972	68,160
Vitesse Semiconductor Corp *	1,425	5,387
Vringo Inc *	3,188	1,754
Xcerra Corp *	9,756	89,365
Yodlee Inc *	500	6,100
YuMe Inc *	5,584	28,143
Zendesk Inc *	335	8,164

		34,775,577

Materials - 10.6%

A Schulman Inc	139,405	5,650,085
Advanced Emissions Solutions Inc *	351	7,999
AEP Industries Inc *	146	8,490
AK Steel Holding Corp *	54,074	321,200
Allegheny Technologies Inc	25,000	869,250
Allied Nevada Gold Corp *	38,858	33,806
AM Castle & Co *	5,747	45,861
American Vanguard Corp	8,996	104,534
Ampco-Pittsburgh Corp	2,536	48,818
AptarGroup Inc	14,730	984,553
Axiall Corp	179,783	7,635,384
Berry Plastics Group Inc *	11,940	376,707
Cabot Corp	104,760	4,594,774
Carpenter Technology Corp	102,800	5,062,900
Century Aluminum Co *	15,731	383,836
Chase Corp	285	10,257
Coeur Mining Inc *	23,590	120,545
Commercial Metals Co	36,110	588,232
FutureFuel Corp	5,331	69,410
Handy & Harman Ltd *	1,012	46,582
Hawkins Inc	2,715	117,641
Haynes International Inc	3,587	173,970
HB Fuller Co	142,430	6,342,408
Hecla Mining Co	110,856	309,288
Horsehead Holding Corp *	13,434	212,660
Innophos Holdings Inc	2,780	162,491
Innospec Inc	5,905	252,143
Intrepid Potash Inc *	17,140	237,903
Kaiser Aluminum Corp	5,515	393,936
KMG Chemicals Inc	2,892	57,840
Kraton Performance Polymers Inc *	9,825	204,262
Kronos Worldwide Inc	5,703	74,253
Landec Corp *	8,241	113,808
Louisiana-Pacific Corp *	42,954	711,318
LSB Industries Inc *	5,904	185,622
Materion Corp	3,697	130,245
Minerals Technologies Inc	35,083	2,436,514
Molycorp Inc *	57,186	50,358
Neenah Paper Inc	2,470	148,867
Noranda Aluminum Holding Corp	13,840	48,717
Olin Corp	24,266	552,537
Olympic Steel Inc	2,189	38,920
OM Group Inc	9,774	291,265
PH Glatfelter Co	8,240	210,697
Quaker Chemical Corp	1,238	113,946
Reliance Steel & Aluminum Co	25,200	1,544,004
Resolute Forest Products Inc *	20,011	352,394
RPM International Inc	116,100	5,887,431
RTI International Metals Inc *	8,850	223,551
Ryerson Holding Corp *	2,583	25,649
Schnitzer Steel Industries Inc ‘A’	7,926	178,811
Schweitzer-Mauduit International Inc	7,864	332,647
Sensient Technologies Corp	153,265	9,248,010
Steel Dynamics Inc	116,095	2,291,715

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Stepan Co	39,786	$1,594,623
Stillwater Mining Co *	2,430	35,818
SunCoke Energy Inc	5,940	114,880
Trecora Resources *	912	13,406
Tredegar Corp	7,395	166,314
Trinseo SA * (Luxembourg)	2,575	44,934
Tronox Ltd ‘A’ (Australia)	18,625	444,765
UFP Technologies Inc *	1,980	48,678
United States Lime & Minerals Inc	66	4,809
Universal Stainless & Alloy Products Inc *	2,272	57,141
Walter Energy Inc	15,351	21,184
Wausau Paper Corp	823	9,358
Zep Inc	5,194	78,689

		63,253,643

Telecommunication Services - 0.3%

8x8 Inc *	18,017	165,036
Atlantic Tele-Network Inc	2,805	189,590
Boingo Wireless Inc *	7,123	54,633
Cincinnati Bell Inc *	48,975	156,230
Consolidated Communications Holdings Inc	4,690	130,523
FairPoint Communications Inc *	1,401	19,908
Globalstar Inc *	84,813	233,236
Hawaiian Telcom Holdco Inc *	3,192	88,003
IDT Corp ‘B’	489	9,932
inContact Inc *	1,757	15,444
Intelsat SA * (Luxembourg)	6,101	105,913
Iridium Communications Inc *	24,756	241,371
Lumos Networks Corp	888	14,936
magicJack VocalTec Ltd * (Israel)	457	3,711
NTELOS Holdings Corp	2,949	12,356
ORBCOMM Inc *	16,075	105,131
Premiere Global Services Inc *	12,780	135,724
Shenandoah Telecommunications Co	1,097	34,281
Spok Holdings Inc	6,586	114,333
Vonage Holdings Corp *	53,279	202,993

		2,033,284

Utilities - 3.1%

Abengoa Yield PLC (United Kingdom)	8,171	223,232
ALLETE Inc	13,569	748,195
American States Water Co	11,060	416,520
Artesian Resources Corp ‘A’	2,305	52,070
Atlantic Power Corp (Canada)	35,216	95,435
Avista Corp	18,344	648,460
Black Hills Corp	13,613	722,034
California Water Service Group	14,612	359,601
Chesapeake Utilities Corp	4,473	222,129
Cleco Corp	18,468	1,007,245
Connecticut Water Service Inc	3,338	121,136
Dynegy Inc *	37,458	1,136,850
El Paso Electric Co	12,393	496,464
IDACORP Inc	15,408	1,019,855
MGE Energy Inc	10,664	486,385
Middlesex Water Co	4,878	112,487
New Jersey Resources Corp	12,880	788,256
Northwest Natural Gas Co	8,296	413,970
NorthWestern Corp	14,339	811,301
NRG Yield Inc ‘A’	7,291	343,698
ONE Gas Inc	15,865	653,955
Ormat Technologies Inc	3,299	89,667
Otter Tail Corp	11,150	345,204
Piedmont Natural Gas Co Inc	23,830	939,140
PNM Resources Inc	24,339	721,165
Portland General Electric Co	23,922	904,969
SJW Corp	3,871	124,337
South Jersey Industries Inc	10,060	592,836
Southwest Gas Corp	14,171	875,909
Spark Energy Inc ‘A’	859	12,103
TerraForm Power Inc ‘A’	4,430	136,798

	Shares	Value
The Empire District Electric Co	13,183	$392,062
The Laclede Group Inc	13,213	702,932
The York Water Co	1,446	33,562
UIL Holdings Corp	17,245	750,847
Unitil Corp	4,264	156,361
Vivint Solar Inc *	3,616	33,340
WGL Holdings Inc	15,855	866,000

		18,556,510

Total Common Stocks (Cost $447,681,112)		572,715,189

	Principal Amount

CORPORATE BONDS & NOTES - 0.3%

Energy - 0.3%

Unit Corp 6.625% due 05/15/21	$1,674,000	1,506,600

Total Corporate Bonds & Notes (Cost $1,616,169)		1,506,600

SHORT-TERM INVESTMENTS - 3.3%

U.S. Government Agency Issue - 1.3%

Federal Home Loan Bank 0.000% due 01/02/15	8,000,000	8,000,000

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $12,071,253; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $12,316,275)	12,071,253	12,071,253

Total Short-Term Investments (Cost $20,071,253)		20,071,253

TOTAL INVESTMENTS - 99.9% (Cost $469,368,534)		594,352,819

OTHER ASSETS & LIABILITIES, NET - 0.1%		603,821

NET ASSETS - 100.0%		$594,956,640

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	25.1%
Industrials	22.3%
Consumer Discretionary	14.8%
Materials	10.6%
Energy	6.2%
Information Technology	5.9%
Health Care	5.4%
Short-Term Investments	3.3%
Utilities	3.1%
Others (each less than 3.0%)	3.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $59,777 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	36	$130,887

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$59,777	$-	$-	$59,777
	Common Stocks
	Consumer Discretionary	87,922,450	87,922,450	-	-
	Consumer Staples	17,183,192	13,563,331	3,619,861	-
	Energy	34,803,334	33,586,189	1,217,145	-
	Financials	149,344,317	149,344,317	-	-
	Health Care	31,934,185	30,053,282	1,880,903	-
	Industrials	132,908,697	132,908,697	-	-
	Information Technology	34,775,577	34,775,577	-	-
	Materials	63,253,643	63,253,643	-	-
	Telecommunication Services	2,033,284	2,033,284	-	-
	Utilities	18,556,510	18,556,510	-	-

		572,715,189	565,997,280	6,717,909	-

	Corporate Bonds & Notes	1,506,600	-	1,506,600	-
	Short-Term Investments	20,071,253	-	20,071,253	-
	Derivatives:
	Equity Contracts
	Futures	130,887	130,887	-	-

	Total	$594,483,706	$566,128,167	$28,295,762	$59,777

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2014

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Contra Furiex Pharmaceuticals - Contingent Value Rights * +	2,714	$27,140

Telecommunication Services - 0.0%

Leap Wireless International Inc - Contingent Value Rights * +	23,921	60,281

Total Rights (Cost $26,516)		87,421

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Exercise @$10.50 Exp 04/15/16 *	8,835	-

Total Warrants (Cost $0)		-

COMMON STOCKS - 99.1%

Consumer Discretionary - 13.6%

1-800-Flowers.com Inc ‘A’ *	8,521	70,213
2U Inc *	3,779	74,295
Aeropostale Inc *	27,455	63,696
AH Belo Corp ‘A’	6,657	69,100
AMC Entertainment Holdings Inc ‘A’	7,466	195,460
America’s Car-Mart Inc *	2,758	147,222
American Axle & Manufacturing Holdings Inc *	23,915	540,240
American Eagle Outfitters Inc	68,794	954,861
American Public Education Inc *	6,233	229,811
ANN Inc *	16,525	602,832
Arctic Cat Inc	4,551	161,560
Asbury Automotive Group Inc *	10,806	820,392
Ascent Capital Group Inc ‘A’ *	4,910	259,886
Barnes & Noble Inc *	14,566	338,223
Beazer Homes USA Inc *	9,529	184,481
bebe stores Inc	10,976	24,037
Belmond Ltd ‘A’ * (Bermuda)	34,312	424,439
Big 5 Sporting Goods Corp	6,420	93,925
Biglari Holdings Inc *	614	245,299
BJ’s Restaurants Inc *	7,669	385,060
Black Diamond Inc *	8,285	72,494
Bloomin’ Brands Inc *	27,208	673,670
Blue Nile Inc *	4,319	155,527
Bob Evans Farms Inc	8,757	448,183
Boot Barn Holdings Inc *	1,868	33,998
Boyd Gaming Corp *	27,582	352,498
Bravo Brio Restaurant Group Inc *	6,701	93,211
Bridgepoint Education Inc *	6,098	69,029
Bright Horizons Family Solutions Inc *	10,793	507,379
Brown Shoe Co Inc	15,346	493,374
Brunswick Corp	32,754	1,678,970
Buffalo Wild Wings Inc *	6,688	1,206,381
Build-A-Bear Workshop Inc *	4,241	85,244
Burlington Stores Inc *	10,059	475,388
Caesars Acquisition Co ‘A’ *	16,151	166,517
Caesars Entertainment Corp *	18,142	284,648
Callaway Golf Co	27,537	212,035
Capella Education Co	3,889	299,297
Career Education Corp *	23,599	164,249
Carmike Cinemas Inc *	8,572	225,186

	Shares	Value
Carriage Services Inc	5,658	$118,535
Carrols Restaurant Group Inc *	12,161	92,788
Cavco Industries Inc *	3,149	249,621
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	24,213	77,724
Century Communities Inc *	1,444	24,952
Chegg Inc *	26,049	179,999
Christopher & Banks Corp *	12,656	72,266
Churchill Downs Inc	4,737	451,436
Chuy’s Holdings Inc *	5,761	113,319
Cinedigm Corp ‘A’ *	28,988	46,961
Citi Trends Inc *	5,466	138,016
ClubCorp Holdings Inc	7,670	137,523
Collectors Universe Inc	2,503	52,213
Columbia Sportswear Co	9,592	427,228
Conn’s Inc *	9,860	184,283
Cooper Tire & Rubber Co	20,541	711,746
Cooper-Standard Holding Inc *	4,853	280,892
Core-Mark Holding Co Inc	8,052	498,660
Coupons.com Inc *	4,421	78,473
Cracker Barrel Old Country Store Inc	6,721	946,048
Crocs Inc *	28,912	361,111
Crown Media Holdings Inc ‘A’ *	12,782	45,248
CSS Industries Inc	3,298	91,157
Culp Inc	3,081	66,796
Cumulus Media Inc ‘A’ *	51,190	216,534
Daily Journal Corp *	387	101,785
Dana Holding Corp	59,749	1,298,943
Dave & Buster’s Entertainment Inc *	2,252	61,480
Del Frisco’s Restaurant Group Inc *	8,364	198,561
Denny’s Corp *	30,935	318,940
Destination Maternity Corp	4,706	75,061
Destination XL Group Inc *	12,702	69,353
Dex Media Inc *	5,479	49,147
Diamond Resorts International Inc *	12,540	349,866
DineEquity Inc	5,854	606,709
Dorman Products Inc *	9,491	458,131
Drew Industries Inc *	8,285	423,115
El Pollo Loco Holdings Inc *	2,986	59,630
Empire Resorts Inc *	5,518	42,820
Entercom Communications Corp ‘A’ *	8,340	101,414
Entravision Communications Corp ‘A’	20,609	133,546
Eros International PLC * (United Kingdom)	7,866	166,445
Escalade Inc	3,466	52,302
Ethan Allen Interiors Inc	8,987	278,327
EVINE Live Inc *	14,881	98,066
Express Inc *	29,641	435,426
Famous Dave’s of America Inc *	1,669	43,845
Federal-Mogul Holdings Corp *	10,103	162,557
Fiesta Restaurant Group Inc *	9,404	571,763
Five Below Inc *	19,128	780,996
Flexsteel Industries Inc	1,741	56,147
Fox Factory Holding Corp *	4,141	67,208
Francesca’s Holdings Corp *	15,052	251,368
Fred’s Inc ‘A’	13,060	227,375
FTD Cos Inc *	6,711	233,677
Fuel Systems Solutions Inc *	4,797	52,479
G-III Apparel Group Ltd *	6,752	682,020
Gaiam Inc ‘A’ *	5,413	38,595
Genesco Inc *	8,447	647,209
Gentherm Inc *	12,385	453,539
Global Eagle Entertainment Inc *	13,863	188,675
Global Sources Ltd * (Bermuda)	5,496	34,955
Grand Canyon Education Inc *	16,444	767,277
Gray Television Inc *	17,485	195,832
Group 1 Automotive Inc	8,539	765,265
Guess? Inc	21,604	455,412
Harte-Hanks Inc	17,709	137,068
Haverty Furniture Cos Inc	7,080	155,831
Helen of Troy Ltd * (Bermuda)	10,078	655,675
Hemisphere Media Group Inc *	3,046	41,091

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
hhgregg Inc *	4,506	$34,110
Hibbett Sports Inc *	9,119	441,633
Houghton Mifflin Harcourt Co *	38,277	792,717
Hovnanian Enterprises Inc ‘A’ *	41,416	171,048
HSN Inc	11,716	890,416
Iconix Brand Group Inc *	16,948	572,673
Ignite Restaurant Group Inc *	2,842	22,367
Installed Building Products Inc *	2,930	52,213
International Speedway Corp ‘A’	9,858	312,006
Interval Leisure Group Inc	14,095	294,445
Intrawest Resorts Holdings Inc *	4,900	58,506
iRobot Corp *	10,482	363,935
Isle of Capri Casinos Inc *	7,943	66,483
ITT Educational Services Inc *	7,870	75,631
Jack in the Box Inc	14,134	1,130,155
JAKKS Pacific Inc *	6,544	44,499
Jamba Inc *	5,919	89,318
Johnson Outdoors Inc ‘A’	1,803	56,254
Journal Communications Inc ‘A’ *	15,992	182,789
K12 Inc *	12,174	144,505
KB Home	29,606	489,979
Kirkland’s Inc *	5,135	121,391
Krispy Kreme Doughnuts Inc *	22,913	452,303
La Quinta Holdings Inc *	15,714	346,651
La-Z-Boy Inc	18,381	493,346
Lands’ End Inc *	5,852	315,774
LeapFrog Enterprises Inc *	22,980	108,466
Lee Enterprises Inc *	19,521	71,837
LGI Homes Inc *	5,042	75,227
Libbey Inc *	7,635	240,044
Liberty Tax Inc *	1,365	48,785
Life Time Fitness Inc *	14,419	816,404
LifeLock Inc *	28,283	523,518
Lifetime Brands Inc	3,806	65,463
Lithia Motors Inc ‘A’	8,042	697,161
Loral Space & Communications Inc *	4,584	360,807
Lumber Liquidators Holdings Inc *	9,688	642,411
M/I Homes Inc *	8,746	200,808
Malibu Boats Inc ‘A’ *	3,086	59,467
Marine Products Corp	3,949	33,330
MarineMax Inc *	8,699	174,415
Marriott Vacations Worldwide Corp	9,378	699,036
Martha Stewart Living Omnimedia Inc ‘A’ *	11,049	47,621
Mattress Firm Holding Corp *	5,304	308,056
MDC Holdings Inc	13,777	364,677
MDC Partners Inc ‘A’ (Canada)	15,138	343,935
Media General Inc *	19,301	322,906
Meredith Corp	12,639	686,550
Meritage Homes Corp *	13,832	497,814
Modine Manufacturing Co *	16,967	230,751
Monarch Casino & Resort Inc *	3,499	58,048
Monro Muffler Brake Inc	11,088	640,886
Morgans Hotel Group Co *	10,606	83,151
Motorcar Parts of America Inc *	6,282	195,307
Movado Group Inc	6,495	184,263
NACCO Industries Inc ‘A’	1,507	89,456
Nathan’s Famous Inc *	1,120	89,600
National CineMedia Inc	21,844	313,898
Nautilus Inc *	10,882	165,189
New Media Investment Group Inc	13,035	308,017
New York & Co Inc *	10,587	27,950
Nexstar Broadcasting Group Inc ‘A’	10,758	557,157
Noodles & Co *	3,756	98,971
Nutrisystem Inc	10,153	198,491
Office Depot Inc *	188,406	1,615,581
Orbitz Worldwide Inc *	18,282	150,461
Outerwall Inc *	6,708	504,576
Overstock.com Inc *	4,113	99,822
Oxford Industries Inc	5,142	283,890
Pacific Sunwear of California Inc *	18,474	40,273

	Shares	Value
Papa John’s International Inc	10,754	$600,073
Papa Murphy’s Holdings Inc *	2,122	24,658
Penn National Gaming Inc *	27,743	380,911
Perry Ellis International Inc *	4,083	105,872
PetMed Express Inc	7,062	101,481
Pier 1 Imports Inc	33,354	513,652
Pinnacle Entertainment Inc *	21,199	471,678
Pool Corp	15,855	1,005,841
Popeyes Louisiana Kitchen Inc *	8,379	471,486
Potbelly Corp *	5,486	70,605
Quiksilver Inc *	47,567	105,123
Radio One Inc ‘D’ *	7,954	13,283
ReachLocal Inc *	4,890	16,822
Reading International Inc ‘A’ *	6,089	80,740
Red Robin Gourmet Burgers Inc *	5,011	385,722
Regis Corp *	15,495	259,696
Remy International Inc	10,856	227,108
Rent-A-Center Inc	18,620	676,278
Rentrak Corp *	3,513	255,817
Restoration Hardware Holdings Inc *	11,017	1,057,742
RetailMeNot Inc *	10,895	159,285
Ruby Tuesday Inc *	21,754	148,797
Ruth’s Hospitality Group Inc	12,669	190,035
Saga Communications Inc ‘A’	1,327	57,698
Salem Communications Corp ‘A’	3,915	30,615
Scholastic Corp	9,366	341,110
Scientific Games Corp ‘A’ *	17,982	228,911
Sears Hometown & Outlet Stores Inc *	4,307	56,637
Select Comfort Corp *	19,092	516,057
Sequential Brands Group Inc *	5,715	74,695
SFX Entertainment Inc *	16,070	72,797
Shiloh Industries Inc *	2,966	46,655
Shoe Carnival Inc	5,278	135,592
Shutterfly Inc *	13,507	563,174
Sinclair Broadcast Group Inc ‘A’	24,164	661,127
Sizmek Inc *	8,293	51,914
Skechers U.S.A. Inc ‘A’ *	13,803	762,616
Skullcandy Inc *	7,320	67,271
Smith & Wesson Holding Corp *	19,548	185,120
Sonic Automotive Inc ‘A’	13,975	377,884
Sonic Corp	19,108	520,311
Sotheby’s	21,536	929,924
Spartan Motors Inc	12,587	66,208
Speedway Motorsports Inc	4,164	91,067
Sportsman’s Warehouse Holdings Inc *	3,631	26,579
Stage Stores Inc	11,239	232,647
Standard Motor Products Inc	7,037	268,250
Standard Pacific Corp *	51,180	373,102
Stein Mart Inc	9,807	143,378
Steiner Leisure Ltd * (Bahamas)	4,701	217,233
Steven Madden Ltd *	20,505	652,674
Stoneridge Inc *	9,944	127,880
Strattec Security Corp	1,205	99,509
Strayer Education Inc *	3,859	286,647
Sturm Ruger & Co Inc	6,917	239,536
Superior Industries International Inc	8,178	161,843
Systemax Inc *	4,058	54,783
Tenneco Inc *	21,496	1,216,889
Texas Roadhouse Inc	24,559	829,112
The Bon-Ton Stores Inc	5,225	38,717
The Buckle Inc	9,922	521,103
The Cato Corp ‘A’	9,708	409,483
The Cheesecake Factory Inc	17,654	888,173
The Children’s Place Inc	7,738	441,066
The Container Store Group Inc *	6,110	116,884
The Dixie Group Inc *	5,579	51,159
The EW Scripps Co ‘A’ *	11,075	247,526
The Finish Line Inc ‘A’	16,952	412,103
The Habit Restaurants Inc ‘A’ *	1,904	61,594
The Marcus Corp	6,264	115,947

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
The McClatchy Co ‘A’ *	22,273	$73,946
The Men’s Wearhouse Inc	16,931	747,504
The New Home Co Inc *	3,226	46,712
The New York Times Co ‘A’	48,650	643,153
The Pep Boys-Manny Moe & Jack *	18,869	185,294
The Ryland Group Inc	16,610	640,482
Tile Shop Holdings Inc *	9,846	87,432
Tilly’s Inc ‘A’ *	3,968	38,450
Time Inc	38,725	953,022
Tower International Inc *	7,273	185,825
Townsquare Media Inc ‘A’ *	3,002	39,626
Travelport Worldwide Ltd (Bermuda)	10,439	187,902
TRI Pointe Homes Inc *	51,824	790,316
Tuesday Morning Corp *	15,420	334,614
Tumi Holdings Inc *	18,001	427,164
Turtle Beach Corp *	2,572	8,205
UCP Inc ‘A’ *	3,105	32,602
Unifi Inc *	5,169	153,674
Universal Electronics Inc *	5,644	367,029
Universal Technical Institute Inc	7,559	74,381
Vail Resorts Inc	12,724	1,159,538
Vera Bradley Inc *	7,714	157,211
Vince Holding Corp *	3,962	103,567
Vitamin Shoppe Inc *	10,857	527,433
VOXX International Corp *	7,101	62,205
Wayfair Inc ‘A’ *	4,144	82,258
WCI Communities Inc *	4,208	82,393
Weight Watchers International Inc *	9,902	245,966
West Marine Inc *	6,375	82,365
Weyco Group Inc	2,347	69,635
William Lyon Homes ‘A’ *	6,451	130,762
Winmark Corp	849	73,795
Winnebago Industries Inc	9,727	211,660
Wolverine World Wide Inc	35,747	1,053,464
World Wrestling Entertainment Inc ‘A’	10,815	133,457
Zoe’s Kitchen Inc *	2,141	64,037
Zumiez Inc *	7,355	284,124

		85,565,496

Consumer Staples - 3.3%

22nd Century Group Inc *	14,845	24,494
Alico Inc	1,075	53,782
Alliance One International Inc *	30,780	48,632
B&G Foods Inc	18,884	564,632
Boulder Brands Inc *	21,651	239,460
Cal-Maine Foods Inc	10,885	424,842
Calavo Growers Inc	4,989	235,980
Casey’s General Stores Inc	13,603	1,228,623
Central Garden & Pet Co ‘A’ *	15,271	145,838
Chiquita Brands International Inc *	16,684	241,251
Coca-Cola Bottling Co Consolidated	1,637	144,105
Craft Brew Alliance Inc *	4,025	53,693
Darling Ingredients Inc *	58,136	1,055,750
Dean Foods Co	32,953	638,629
Diamond Foods Inc *	7,696	217,258
Diplomat Pharmacy Inc *	5,337	146,074
Elizabeth Arden Inc *	9,131	195,312
Fairway Group Holdings Corp *	6,849	21,574
Farmer Bros Co *	2,718	80,045
Fresh Del Monte Produce Inc (Cayman)	12,759	428,064
Freshpet Inc *	3,919	66,858
Harbinger Group Inc *	29,468	417,267
IGI Laboratories Inc *	11,042	97,170
Ingles Markets Inc ‘A’	4,619	171,319
Inter Parfums Inc	5,845	160,445
Inventure Foods Inc *	5,608	71,446
J&J Snack Foods Corp	5,228	568,650
John B Sanfilippo & Son Inc	2,880	131,040
Lancaster Colony Corp	6,508	609,409
Liberator Medical Holdings Inc	11,810	34,249

	Shares	Value
Lifeway Foods Inc *	1,757	$32,557
Limoneira Co	3,912	97,722
Medifast Inc *	4,264	143,057
National Beverage Corp *	4,018	90,887
Natural Grocers by Vitamin Cottage Inc *	3,139	88,426
Nature’s Sunshine Products Inc	3,579	53,041
Nutraceutical International Corp *	3,206	69,121
Oil-Dri Corp of America	1,806	58,930
Omega Protein Corp *	7,713	81,526
Orchids Paper Products Co	2,875	83,691
Post Holdings Inc *	15,486	648,709
PriceSmart Inc	6,579	600,136
Revlon Inc ‘A’ *	4,008	136,913
Roundy’s Inc *	12,553	60,757
Sanderson Farms Inc	8,144	684,300
Seaboard Corp *	99	415,597
Seneca Foods Corp ‘A’ *	2,956	79,901
Smart & Final Stores Inc *	4,434	69,747
Snyder’s-Lance Inc	16,706	510,368
SpartanNash Co	13,354	349,074
SUPERVALU Inc *	71,427	692,842
Synutra International Inc *	6,718	40,845
The Andersons Inc	9,906	526,405
The Boston Beer Co Inc ‘A’ *	2,942	851,827
The Chefs’ Warehouse Inc *	6,333	145,912
The Female Health Co	7,975	31,262
The Fresh Market Inc *	15,106	622,367
The Pantry Inc *	8,268	306,412
Tootsie Roll Industries Inc	6,675	204,589
TreeHouse Foods Inc *	14,880	1,272,686
United Natural Foods Inc *	17,520	1,354,734
Universal Corp	8,187	360,064
USANA Health Sciences Inc *	2,022	207,437
Vector Group Ltd	26,678	568,508
Village Super Market Inc ‘A’	2,398	65,633
WD-40 Co	5,313	452,030
Weis Markets Inc	3,834	183,342

		20,757,246

Energy - 3.4%

Abraxas Petroleum Corp *	32,311	94,994
Adams Resources & Energy Inc	774	38,661
Alon USA Energy Inc	9,205	116,627
Alpha Natural Resources Inc *	78,512	131,115
American Eagle Energy Corp *	10,977	6,834
Amyris Inc *	9,848	20,287
Apco Oil & Gas International Inc * (Cayman)	3,257	45,696
Approach Resources Inc *	13,951	89,147
Arch Coal Inc	75,101	133,680
Ardmore Shipping Corp	6,517	78,008
Aspen Aerogels Inc *	1,867	14,899
Basic Energy Services Inc *	11,151	78,169
Bill Barrett Corp *	17,644	200,965
Bonanza Creek Energy Inc *	11,651	279,624
BPZ Resources Inc *	43,344	12,526
Bristow Group Inc	12,447	818,888
C&J Energy Services Inc *	16,391	216,525
Callon Petroleum Co *	19,962	108,793
CARBO Ceramics Inc	7,034	281,712
Carrizo Oil & Gas Inc *	15,906	661,690
CHC Group Ltd * (Cayman)	11,918	38,376
Clayton Williams Energy Inc *	2,066	131,811
Clean Energy Fuels Corp *	24,690	123,327
Cloud Peak Energy Inc *	21,762	199,775
Comstock Resources Inc	16,980	115,634
Contango Oil & Gas Co *	6,149	179,797
Dawson Geophysical Co	2,976	36,396
Delek US Holdings Inc	20,834	568,352
DHT Holdings Inc	32,600	238,306
Diamondback Energy Inc *	14,690	878,168

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Dorian LPG Ltd *	2,641	$36,683
Eclipse Resources Corp *	10,587	74,427
Emerald Oil Inc *	20,947	25,136
Energy XXI Ltd (Bermuda)	33,262	108,434
Era Group Inc *	7,174	151,730
Evolution Petroleum Corp	7,201	53,503
EXCO Resources Inc	53,891	116,943
Exterran Holdings Inc	20,520	668,542
FMSA Holdings Inc *	8,168	56,523
Forum Energy Technologies Inc *	21,140	438,232
Frontline Ltd * (Bermuda)	21,874	54,904
FX Energy Inc *	19,820	30,721
GasLog Ltd (Bermuda)	14,933	303,887
Gastar Exploration Inc *	25,401	61,216
Geospace Technologies Corp *	4,535	120,178
Glori Energy Inc *	4,508	18,843
Goodrich Petroleum Corp *	12,165	54,013
Green Plains Inc	13,290	329,326
Gulf Island Fabrication Inc	5,059	98,094
Gulfmark Offshore Inc ‘A’	9,569	233,675
Halcon Resources Corp *	92,295	164,285
Hallador Energy Co	3,582	39,438
Harvest Natural Resources Inc *	15,269	27,637
Helix Energy Solutions Group Inc *	37,061	804,224
Hercules Offshore Inc *	55,863	55,863
Hornbeck Offshore Services Inc *	12,909	322,338
Independence Contract Drilling Inc *	3,534	18,447
ION Geophysical Corp *	45,659	125,562
Isramco Inc *	324	44,712
Jones Energy Inc ‘A’ *	4,077	46,519
Key Energy Services Inc *	45,926	76,696
Magnum Hunter Resources Corp *	70,508	221,395
Matador Resources Co *	25,985	525,677
Matrix Service Co *	9,434	210,567
McDermott International Inc * (Panama)	84,423	245,671
Midstates Petroleum Co Inc *	13,533	20,435
Miller Energy Resources Inc *	10,881	13,601
Mitcham Industries Inc *	4,741	28,114
Natural Gas Services Group Inc *	4,362	100,500
Navios Maritime Acquisition Corp	27,690	100,515
Newpark Resources Inc *	30,117	287,316
Nordic American Offshore Ltd *	6,525	80,127
Nordic American Tankers Ltd (Bermuda)	31,605	318,262
North Atlantic Drilling Ltd (Bermuda)	25,956	42,308
Northern Oil & Gas Inc *	21,734	122,797
Nuverra Environmental Solutions Inc *	5,478	30,403
Pacific Ethanol Inc *	8,466	87,454
Panhandle Oil & Gas Inc ‘A’	4,845	112,792
Parker Drilling Co *	42,831	131,491
Parsley Energy Inc ‘A’ *	18,852	300,878
PDC Energy Inc *	12,683	523,427
Penn Virginia Corp *	23,246	155,283
PetroQuest Energy Inc *	20,313	75,971
PHI Inc *	4,430	165,682
Pioneer Energy Services Corp *	22,134	122,622
Profire Energy Inc *	5,337	12,168
Quicksilver Resources Inc *	47,332	9,381
Renewable Energy Group Inc *	12,292	119,355
Resolute Energy Corp *	28,191	37,212
REX American Resources Corp *	2,203	136,520
Rex Energy Corp *	16,898	86,180
RigNet Inc *	4,202	172,408
Ring Energy Inc *	7,001	73,511
Rosetta Resources Inc *	21,799	486,336
RSP Permian Inc *	8,269	207,883
Sanchez Energy Corp *	18,089	168,047
Scorpio Tankers Inc	57,445	499,197
SEACOR Holdings Inc *	6,481	478,363
SemGroup Corp ‘A’	14,967	1,023,593
Ship Finance International Ltd (Bermuda)	20,958	295,927

	Shares	Value
Solazyme Inc *	27,582	$71,162
Stone Energy Corp *	19,964	336,992
Swift Energy Co *	15,992	64,768
Synergy Resources Corp *	23,572	295,593
Teekay Tankers Ltd ‘A’	21,766	110,136
Tesco Corp (Canada)	12,248	157,019
TETRA Technologies Inc *	28,094	187,668
TransAtlantic Petroleum Ltd * (Bermuda)	8,202	44,209
Triangle Petroleum Corp *	23,110	110,466
US Silica Holdings Inc	18,918	486,003
VAALCO Energy Inc *	18,127	82,659
Vantage Drilling Co * (Cayman)	75,409	36,860
Vertex Energy Inc *	4,483	18,784
W&T Offshore Inc	12,363	90,744
Warren Resources Inc *	26,892	43,296
Western Refining Inc	18,750	708,375
Westmoreland Coal Co *	5,279	175,316
Willbros Group Inc *	13,156	82,488

		21,631,420

Financials - 24.0%

1st Source Corp	5,277	181,054
Acadia Realty Trust REIT	22,682	726,504
AG Mortgage Investment Trust Inc REIT	10,120	187,928
Agree Realty Corp REIT	5,701	177,244
Alexander & Baldwin Inc	17,128	672,445
Alexander’s Inc REIT	745	325,699
Altisource Asset Management Corp *	502	155,680
Altisource Portfolio Solutions SA * (Luxembourg)	4,740	160,165
Altisource Residential Corp REIT	20,106	390,056
Ambac Financial Group Inc *	16,060	393,470
American Assets Trust Inc REIT	12,722	506,463
American Capital Mortgage Investment Corp REIT	18,081	340,646
American Equity Investment Life Holding Co	26,275	766,967
American National Bankshares Inc	2,906	72,098
American Realty Capital Healthcare Trust Inc REIT	59,546	708,597
American Residential Properties Inc REIT *	11,487	201,827
Ameris Bancorp	8,911	228,478
AMERISAFE Inc	6,632	280,932
Ames National Corp	3,041	78,884
AmREIT Inc	6,896	183,020
AmTrust Financial Services Inc	10,603	596,419
Anchor BanCorp Wisconsin Inc *	1,925	66,297
Anworth Mortgage Asset Corp REIT	40,322	211,691
Apollo Commercial Real Estate Finance Inc REIT	16,458	269,253
Apollo Residential Mortgage Inc REIT	11,255	177,491
Ares Commercial Real Estate Corp REIT	10,430	119,736
Argo Group International Holdings Ltd (Bermuda)	9,181	509,270
Arlington Asset Investment Corp ‘A’	7,904	210,325
Armada Hoffler Properties Inc REIT	8,695	82,516
ARMOUR Residential REIT Inc	126,771	466,517
Arrow Financial Corp	3,721	102,290
Ashford Hospitality Prime Inc REIT	7,209	123,706
Ashford Hospitality Trust Inc REIT	24,754	259,422
Ashford Inc *	291	27,354
Associated Estates Realty Corp REIT	20,460	474,877
Astoria Financial Corp	30,466	407,026
Atlas Financial Holdings Inc * (Cayman)	4,242	69,229
AV Homes Inc *	4,141	60,334
Aviv REIT Inc	6,969	240,291
Baldwin & Lyons Inc ‘B’	3,347	86,286
Banc of California Inc	10,861	124,576
BancFirst Corp	2,509	159,046
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	10,555	317,706

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
BancorpSouth Inc	33,869	$762,391
Bank Mutual Corp	16,405	112,538
Bank of Marin Bancorp	2,068	108,756
Bank of the Ozarks Inc	28,140	1,067,069
BankFinancial Corp	6,426	76,212
Banner Corp	6,934	298,301
BBCN Bancorp Inc	28,280	406,666
BBX Capital Corp ‘A’ *	2,929	48,182
Beneficial Mutual Bancorp Inc *	10,270	126,013
Berkshire Hills Bancorp Inc	8,894	237,114
BGC Partners Inc ‘A’	61,186	559,852
Blue Hills Bancorp Inc *	10,098	137,131
BNC Bancorp	7,023	120,866
BofI Holding Inc *	5,044	392,474
Boston Private Financial Holdings Inc	28,445	383,154
Bridge Bancorp Inc	4,210	112,618
Bridge Capital Holdings *	3,526	78,912
Brookline Bancorp Inc	25,036	251,111
Bryn Mawr Bank Corp	4,785	149,771
C1 Financial Inc *	1,037	18,967
Calamos Asset Management Inc ‘A’	6,095	81,185
Camden National Corp	2,599	103,544
Campus Crest Communities Inc REIT	23,037	168,400
Capital Bank Financial Corp ‘A’ *	7,824	209,683
Capital City Bank Group Inc	3,916	60,855
Capitol Federal Financial Inc	50,363	643,639
Capstead Mortgage Corp REIT	33,875	415,985
Cardinal Financial Corp	11,374	225,546
CareTrust REIT Inc	9,503	117,172
Cascade Bancorp *	11,365	58,984
Cash America International Inc	9,737	220,251
CatchMark Timber Trust Inc ‘A’ REIT	7,078	80,123
Cathay General Bancorp	28,010	716,776
Cedar Realty Trust Inc REIT	28,183	206,863
Centerstate Banks Inc	12,611	150,197
Central Pacific Financial Corp	6,015	129,323
Century Bancorp Inc ‘A’	1,259	50,436
Chambers Street Properties REIT	83,152	670,205
Charter Financial Corp	5,109	58,498
Chatham Lodging Trust REIT	12,114	350,943
Chemical Financial Corp	11,649	356,925
Chesapeake Lodging Trust REIT	19,340	719,641
CIFC Corp	1,979	16,366
Citizens & Northern Corp	4,279	88,447
Citizens Inc *	16,065	122,094
City Holding Co	5,585	259,870
Clifton Bancorp Inc	9,547	129,744
CNB Financial Corp	5,069	93,777
CNO Financial Group Inc	72,443	1,247,468
CoBiz Financial Inc	12,727	167,106
Cohen & Steers Inc	6,872	289,174
Colony Financial Inc REIT	38,056	906,494
Columbia Banking System Inc	20,002	552,255
Community Bank System Inc	14,318	545,945
Community Trust Bancorp Inc	5,538	202,746
CommunityOne Bancorp *	4,160	47,632
ConnectOne Bancorp Inc	7,844	149,036
Consolidated-Tomoka Land Co	1,485	82,863
Consumer Portfolio Services Inc *	7,644	56,260
CorEnergy Infrastructure Trust Inc REIT	15,458	100,168
CoreSite Realty Corp REIT	7,548	294,749
Cousins Properties Inc REIT	77,609	886,295
Cowen Group Inc ‘A’ *	40,516	194,477
Crawford & Co ‘B’	9,474	97,393
Credit Acceptance Corp *	2,245	306,240
CU Bancorp *	3,654	79,255
CubeSmart REIT	57,288	1,264,346
Customers Bancorp Inc *	8,998	175,101
CVB Financial Corp	37,263	596,953
CyrusOne Inc REIT	11,752	323,768

	Shares	Value
CYS Investments Inc REIT	57,782	$503,859
DCT Industrial Trust Inc REIT	29,196	1,041,129
Diamond Hill Investment Group Inc	997	137,626
DiamondRock Hospitality Co REIT	69,166	1,028,498
Dime Community Bancshares Inc	11,568	188,327
Donegal Group Inc ‘A’	2,584	41,292
DuPont Fabros Technology Inc REIT	22,594	751,025
Dynex Capital Inc REIT	19,265	158,936
Eagle Bancorp Inc *	9,146	324,866
EastGroup Properties Inc REIT	11,067	700,762
Education Realty Trust Inc REIT	14,656	536,263
eHealth Inc *	6,289	156,722
EMC Insurance Group Inc	1,781	63,154
Empire State Realty Trust Inc ‘A’ REIT	32,468	570,787
Employers Holdings Inc	11,219	263,759
Encore Capital Group Inc *	9,137	405,683
Enova International Inc *	9,133	203,301
Enstar Group Ltd * (Bermuda)	3,027	462,798
Enterprise Bancorp Inc	2,565	64,766
Enterprise Financial Services Corp	6,895	136,038
EPR Properties REIT	20,238	1,166,316
Equity One Inc REIT	21,728	551,022
ESB Financial Corp	4,524	85,685
Essent Group Ltd * (Bermuda)	15,658	402,567
EverBank Financial Corp	32,128	612,360
Evercore Partners Inc ‘A’	11,692	612,310
Excel Trust Inc REIT	21,625	289,559
Ezcorp Inc ‘A’ *	18,301	215,037
FBL Financial Group Inc ‘A’	3,396	197,070
FBR & Co *	2,881	70,844
FCB Financial Holdings Inc ‘A’ *	2,863	70,544
Federal Agricultural Mortgage Corp ‘C’	3,666	111,226
Federated National Holding Co	4,800	115,968
FelCor Lodging Trust Inc REIT	44,097	477,130
Fidelity & Guaranty Life	3,984	96,692
Fidelity Southern Corp	5,752	92,665
Fifth Street Asset Management Inc *	1,618	22,571
Financial Engines Inc	18,081	660,861
Financial Institutions Inc	4,971	125,021
First American Financial Corp	37,750	1,279,725
First Bancorp Inc	3,505	63,405
First Bancorp NC	7,137	131,820
First BanCorp PR *	36,978	217,061
First Busey Corp	25,414	165,445
First Business Financial Services Inc	1,429	68,463
First Cash Financial Services Inc *	10,191	567,333
First Citizens BancShares Inc ‘A’	2,671	675,202
First Commonwealth Financial Corp	33,565	309,469
First Community Bancshares Inc	5,700	93,879
First Connecticut Bancorp Inc	5,584	91,131
First Defiance Financial Corp	3,463	117,950
First Financial Bancorp	20,429	379,775
First Financial Bankshares Inc	22,554	673,914
First Financial Corp	4,146	147,681
First Financial Northwest Inc	4,430	53,337
First Industrial Realty Trust Inc REIT	38,713	795,939
First Interstate BancSystem Inc ‘A’	6,376	177,380
First Merchants Corp	12,796	291,109
First Midwest Bancorp Inc	26,297	449,942
First NBC Bank Holding Co *	5,301	186,595
First Potomac Realty Trust REIT	20,784	256,890
FirstMerit Corp	58,282	1,100,947
Flagstar Bancorp Inc *	6,697	105,344
Flushing Financial Corp	10,719	217,274
FNB Corp	61,333	816,956
Forestar Group Inc *	12,446	191,668
Fox Chase Bancorp Inc	4,151	69,197
Franklin Financial Corp *	3,524	74,638
Franklin Street Properties Corp REIT	31,832	390,579
FXCM Inc ‘A’	16,257	269,379

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Gain Capital Holdings Inc	8,024	$72,376
GAMCO Investors Inc ‘A’	2,270	201,894
German American Bancorp Inc	4,785	146,038
Getty Realty Corp REIT	9,082	165,383
GFI Group Inc	26,582	144,872
Glacier Bancorp Inc	26,194	727,407
Gladstone Commercial Corp REIT	6,195	106,368
Glimcher Realty Trust REIT	51,276	704,532
Global Indemnity PLC * (Ireland)	2,792	79,209
Government Properties Income Trust REIT	24,120	555,001
Gramercy Property Trust Inc REIT	64,761	446,851
Great Southern Bancorp Inc	3,606	143,050
Great Western Bancorp Inc *	6,288	143,304
Green Bancorp Inc *	1,508	18,156
Green Dot Corp ‘A’ *	11,108	227,603
Greenhill & Co Inc	9,954	433,994
Greenlight Capital Re Ltd ‘A’ * (Cayman)	9,976	325,716
Guaranty Bancorp	5,347	77,211
Hallmark Financial Services Inc *	5,216	63,061
Hampton Roads Bankshares Inc *	12,879	21,637
Hancock Holding Co	28,965	889,226
Hanmi Financial Corp	11,247	245,297
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	8,648	123,061
Hatteras Financial Corp REIT	34,000	626,620
HCI Group Inc	3,227	139,535
Healthcare Realty Trust Inc REIT	33,954	927,623
Heartland Financial USA Inc	5,594	151,597
Heritage Commerce Corp	7,675	67,770
Heritage Financial Corp	10,750	188,663
Heritage Insurance Holdings Inc *	2,464	47,876
Heritage Oaks Bancorp	7,860	65,945
Hersha Hospitality Trust REIT	70,394	494,870
HFF Inc ‘A’	11,514	413,583
Highwoods Properties Inc REIT	31,987	1,416,384
Hilltop Holdings Inc *	23,811	475,029
Home BancShares Inc	19,057	612,873
Home Loan Servicing Solutions Ltd (Cayman)	25,145	490,830
HomeStreet Inc	5,432	94,571
HomeTrust Bancshares Inc *	7,598	126,583
Horace Mann Educators Corp	14,306	474,673
Horizon Bancorp	3,194	83,491
Hudson Pacific Properties Inc REIT	19,316	580,639
Hudson Valley Holding Corp	5,212	141,558
Iberiabank Corp	11,059	717,176
Independence Holding Co	2,835	39,548
Independent Bank Corp MA	8,493	363,585
Independent Bank Corp MI	7,371	96,192
Independent Bank Group Inc	3,197	124,875
Infinity Property & Casualty Corp	4,064	313,985
Inland Real Estate Corp REIT	31,234	342,012
International Bancshares Corp	19,073	506,197
INTL. FCStone Inc *	5,511	113,361
Invesco Mortgage Capital Inc REIT	43,475	672,124
Investment Technology Group Inc *	12,818	266,871
Investors Bancorp Inc	126,959	1,425,115
Investors Real Estate Trust REIT	39,805	325,207
iStar Financial Inc REIT *	29,983	409,268
Janus Capital Group Inc	52,895	853,196
JG Wentworth Co ‘A’ *	4,330	46,158
Kansas City Life Insurance Co	1,359	65,273
KCG Holdings Inc ‘A’ *	16,056	187,052
Kearny Financial Corp *	5,055	69,506
Kemper Corp	16,284	588,015
Kennedy-Wilson Holdings Inc	25,312	640,394
Kite Realty Group Trust REIT	11,715	336,689
Ladder Capital Corp ‘A’ *	5,361	105,129
Ladenburg Thalmann Financial Services Inc *	34,602	136,678
Lakeland Bancorp Inc	13,350	156,195

	Shares	Value
Lakeland Financial Corp	5,875	$255,386
LaSalle Hotel Properties REIT	39,502	1,598,646
LegacyTexas Financial Group Inc	14,129	336,977
Lexington Realty Trust REIT	72,528	796,357
LTC Properties Inc REIT	12,253	528,962
Macatawa Bank Corp	9,588	52,159
Mack-Cali Realty Corp REIT	31,574	601,800
Maiden Holdings Ltd (Bermuda)	17,731	226,779
MainSource Financial Group Inc	7,368	154,139
Manning & Napier Inc	4,953	68,450
Marcus & Millichap Inc *	2,787	92,668
MarketAxess Holdings Inc	13,319	955,106
Marlin Business Services Corp	3,008	61,754
MB Financial Inc	23,381	768,300
Meadowbrook Insurance Group Inc	17,524	148,253
Medical Properties Trust Inc REIT	61,062	841,434
Medley Management Inc ‘A’	1,886	27,724
Mercantile Bank Corp	5,832	122,589
Merchants Bancshares Inc	1,901	58,228
Meridian Bancorp Inc *	7,037	78,955
Meta Financial Group Inc	2,190	76,738
Metro Bancorp Inc *	4,844	125,556
MGIC Investment Corp *	119,421	1,113,004
MidSouth Bancorp Inc	3,048	52,852
MidWestOne Financial Group Inc	2,494	71,852
Moelis & Co ‘A’	2,558	89,351
Monmouth Real Estate Investment Corp REIT	19,905	220,348
Montpelier Re Holdings Ltd (Bermuda)	13,049	467,415
National Bank Holdings Corp ‘A’	12,702	246,546
National Bankshares Inc	2,436	74,030
National General Holdings Corp	12,644	235,305
National Health Investors Inc REIT	13,237	926,061
National Interstate Corp	2,568	76,526
National Penn Bancshares Inc	43,233	455,027
National Western Life Insurance Co ‘A’	785	211,361
NBT Bancorp Inc	15,499	407,159
Nelnet Inc ‘A’	7,413	343,444
New Residential Investment Corp REIT	50,064	639,317
New York Mortgage Trust Inc REIT	36,845	284,075
New York REIT Inc	57,080	604,477
NewBridge Bancorp *	11,778	102,586
NewStar Financial Inc *	9,353	119,718
Nicholas Financial Inc * (Canada)	3,730	55,577
NMI Holdings Inc ‘A’ *	17,739	161,957
Northfield Bancorp Inc	17,414	257,727
Northrim BanCorp Inc	2,476	64,970
Northwest Bancshares Inc	33,067	414,330
OceanFirst Financial Corp	4,633	79,410
OFG Bancorp	16,109	268,215
Old Line Bancshares Inc	2,985	47,223
Old National Bancorp	41,415	616,255
OM Asset Management PLC * (United Kingdom)	8,479	137,699
One Liberty Properties Inc REIT	4,241	100,384
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	8,080	130,896
Oppenheimer Holdings Inc ‘A’	3,478	80,864
Opus Bank *	1,832	51,974
Oritani Financial Corp	16,095	247,863
Owens Realty Mortgage Inc REIT	3,852	56,432
Pacific Continental Corp	6,276	88,994
Pacific Premier Bancorp Inc *	6,003	104,032
Palmetto Bancshares Inc	1,519	25,367
Park National Corp	4,530	400,814
Park Sterling Corp	15,658	115,086
Parkway Properties Inc REIT	27,973	514,423
Peapack Gladstone Financial Corp	4,446	82,518
Pebblebrook Hotel Trust REIT	25,218	1,150,697
Penns Woods Bancorp Inc	1,657	81,624

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Pennsylvania REIT	24,086	$565,058
PennyMac Financial Services Inc ‘A’ *	6,320	109,336
PennyMac Mortgage Investment Trust REIT	26,181	552,157
Peoples Bancorp Inc	4,656	120,730
Peoples Financial Services Corp	2,627	130,509
PHH Corp *	17,867	428,093
Physicians Realty Trust REIT	16,797	278,830
PICO Holdings Inc *	7,964	150,121
Pinnacle Financial Partners Inc	12,482	493,538
Piper Jaffray Cos *	5,710	331,694
Platinum Underwriters Holdings Ltd (Bermuda)	8,772	644,040
Potlatch Corp REIT	14,331	600,039
PRA Group Inc *	17,691	1,024,840
Preferred Bank	4,037	112,592
Primerica Inc	19,325	1,048,575
PrivateBancorp Inc	25,254	843,484
Prosperity Bancshares Inc	24,650	1,364,624
Provident Financial Services Inc	21,381	386,141
PS Business Parks Inc REIT	6,877	546,997
Pzena Investment Management Inc ‘A’	4,226	39,978
QTS Realty Trust Inc ‘A’ REIT	4,226	143,008
Radian Group Inc	67,415	1,127,179
RAIT Financial Trust REIT	29,027	222,637
Ramco-Gershenson Properties Trust REIT	27,440	514,226
RCS Capital Corp ‘A’	3,458	42,326
RE/MAX Holdings Inc ‘A’	3,825	131,006
Redwood Trust Inc REIT	29,293	577,072
Regional Management Corp *	4,013	63,446
Renasant Corp	11,182	323,495
Republic Bancorp Inc ‘A’	3,419	84,518
Republic First Bancorp Inc *	11,414	42,803
Resource America Inc ‘A’	4,966	44,893
Resource Capital Corp REIT	46,135	232,520
Retail Opportunity Investments Corp REIT	31,728	532,713
Rexford Industrial Realty Inc REIT	16,421	257,974
RLI Corp	15,181	749,941
RLJ Lodging Trust REIT	46,366	1,554,652
Rouse Properties Inc REIT	13,178	244,057
Ryman Hospitality Properties Inc REIT	15,369	810,561
S&T Bancorp Inc	10,561	314,823
Sabra Health Care REIT Inc	18,983	576,514
Safeguard Scientifics Inc *	7,311	144,904
Safety Insurance Group Inc	4,569	292,462
Sandy Spring Bancorp Inc	8,886	231,747
Saul Centers Inc REIT	3,459	197,820
Seacoast Banking Corp of Florida *	7,011	96,401
Select Income REIT	13,066	318,941
Selective Insurance Group Inc	19,762	536,934
ServisFirst Bancshares Inc	642	21,154
Sierra Bancorp	4,473	78,546
Silver Bay Realty Trust Corp REIT	12,541	207,679
Silvercrest Asset Management Group Inc ‘A’	2,150	33,648
Simmons First National Corp ‘A’	5,777	234,835
South State Corp	8,455	567,161
Southside Bancshares Inc	8,485	245,301
Southwest Bancorp Inc	7,010	121,694
Sovran Self Storage Inc REIT	11,686	1,019,253
Springleaf Holdings Inc *	8,698	314,607
Square 1 Financial Inc ‘A’ *	2,413	59,601
STAG Industrial Inc REIT	19,779	484,586
Starwood Waypoint Residential Trust REIT	13,635	359,555
State Auto Financial Corp	5,287	117,477
State Bank Financial Corp	11,381	227,392
State National Cos Inc	8,556	102,501
Sterling Bancorp	29,738	427,632
Stewart Information Services Corp	7,643	283,097
Stifel Financial Corp *	23,160	1,181,623
Stock Yards Bancorp Inc	5,159	172,001

	Shares	Value
Stonegate Bank	3,569	$105,714
Stonegate Mortgage Corp *	5,290	63,268
STORE Capital Corp REIT	11,044	238,661
Strategic Hotels & Resorts Inc REIT *	94,080	1,244,678
Suffolk Bancorp	4,059	92,180
Summit Hotel Properties Inc REIT	30,268	376,534
Sun Bancorp Inc *	2,844	55,174
Sun Communities Inc REIT	16,954	1,025,039
Sunstone Hotel Investors Inc REIT	72,563	1,198,015
Susquehanna Bancshares Inc	66,002	886,407
SWS Group Inc *	10,626	73,426
Symetra Financial Corp	26,547	611,908
Talmer Bancorp Inc ‘A’	6,279	88,157
Tejon Ranch Co *	4,872	143,529
Terreno Realty Corp REIT	14,283	294,658
Territorial Bancorp Inc	3,061	65,965
Texas Capital Bancshares Inc *	16,126	876,126
The Bancorp Inc *	11,739	127,838
The Bank of Kentucky Financial Corp	2,185	105,470
The First of Long Island Corp	4,261	120,885
The Geo Group Inc REIT	25,648	1,035,153
The Navigators Group Inc *	3,706	271,798
The Phoenix Cos Inc *	1,970	135,674
The St Joe Co *	14,399	264,798
Third Point Reinsurance Ltd * (Bermuda)	20,297	294,104
Tiptree Financial Inc ‘A’ *	2,545	20,615
Tompkins Financial Corp	5,288	292,426
Towne Bank	10,364	156,704
Trade Street Residential Inc REIT	6,425	49,408
Tree.com Inc *	2,201	106,396
Trico Bancshares	7,643	188,782
Tristate Capital Holdings Inc *	7,990	81,818
Triumph Bancorp Inc *	1,894	25,664
TrustCo Bank Corp NY	33,747	245,003
Trustmark Corp	23,660	580,616
UMB Financial Corp	13,299	756,580
UMH Properties Inc REIT	7,016	67,003
Umpqua Holdings Corp	58,797	1,000,137
Union Bankshares Corp	16,440	395,875
United Bankshares Inc	24,352	911,982
United Community Banks Inc	17,769	336,545
United Community Financial Corp	17,535	94,163
United Financial Bancorp Inc	18,673	268,144
United Fire Group Inc	7,298	216,970
United Insurance Holdings Corp	5,825	127,859
Universal Health Realty Income Trust REIT	4,266	205,280
Universal Insurance Holdings Inc	11,082	226,627
Univest Corp of Pennsylvania	5,855	118,505
Urstadt Biddle Properties Inc ‘A’ REIT	8,855	193,747
Valley National Bancorp	80,251	779,237
Virtus Investment Partners Inc	2,480	422,815
Walker & Dunlop Inc *	6,522	114,396
Walter Investment Management Corp *	13,230	218,427
Washington Federal Inc	35,794	792,837
Washington REIT	23,491	649,761
Washington Trust Bancorp Inc	5,171	207,771
Waterstone Financial Inc	12,012	157,958
Webster Financial Corp	31,918	1,038,293
WesBanco Inc	9,322	324,406
West Bancorp Inc	5,781	98,393
Westamerica Bancorp	9,241	452,994
Western Alliance Bancorp *	26,598	739,424
Western Asset Mortgage Capital Corp REIT	15,145	222,632
Westwood Holdings Group Inc	2,591	160,176
Whitestone REIT	7,738	116,921
Wilshire Bancorp Inc	25,085	254,111
Wintrust Financial Corp	16,408	767,238
WisdomTree Investments Inc	37,889	593,910
World Acceptance Corp *	2,810	223,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
WSFS Financial Corp	3,159	$242,896
Yadkin Financial Corp *	7,116	139,829

		150,818,061

Health Care - 14.6%

AAC Holdings Inc *	1,918	59,305
Abaxis Inc	7,880	447,820
ABIOMED Inc *	14,025	533,791
Acadia Healthcare Co Inc *	15,094	923,904
ACADIA Pharmaceuticals Inc *	27,776	881,888
Accelerate Diagnostics Inc *	7,913	151,850
Acceleron Pharma Inc *	5,810	226,358
Accuray Inc *	27,187	205,262
AcelRx Pharmaceuticals Inc *	8,475	57,037
Achaogen Inc *	2,534	33,069
Achillion Pharmaceuticals Inc *	34,002	416,524
Acorda Therapeutics Inc *	14,670	599,563
Actinium Pharmaceuticals Inc *	7,753	45,665
Adamas Pharmaceuticals Inc *	1,021	17,735
Addus HomeCare Corp *	2,306	55,967
Adeptus Health Inc ‘A’ *	2,001	74,837
Aegerion Pharmaceuticals Inc *	10,497	219,807
Aerie Pharmaceuticals Inc *	3,630	105,960
Affymetrix Inc *	25,852	255,159
Agenus Inc *	20,754	82,393
Agios Pharmaceuticals Inc *	5,161	578,238
Air Methods Corp *	13,797	607,482
Akebia Therapeutics Inc *	2,853	33,209
Akorn Inc *	21,978	795,604
Albany Molecular Research Inc *	8,214	133,724
Alder Biopharmaceuticals Inc *	2,884	83,896
Alimera Sciences Inc *	9,476	52,497
Alliance HealthCare Services Inc *	1,858	38,999
Almost Family Inc *	2,894	83,781
AMAG Pharmaceuticals Inc *	7,791	332,052
Amedisys Inc *	9,685	284,255
AMN Healthcare Services Inc *	16,534	324,066
Amphastar Pharmaceuticals Inc *	3,225	37,442
Ampio Pharmaceuticals Inc *	15,284	52,424
Amsurg Corp *	15,061	824,289
Anacor Pharmaceuticals Inc *	11,662	376,099
Analogic Corp	4,414	373,469
AngioDynamics Inc *	8,687	165,140
ANI Pharmaceuticals Inc *	2,405	135,618
Anika Therapeutics Inc *	5,114	208,344
Antares Pharma Inc *	40,702	104,604
Applied Genetic Technologies Corp *	2,116	44,478
Aratana Therapeutics Inc *	10,328	184,045
Ardelyx Inc *	1,660	31,357
Arena Pharmaceuticals Inc *	78,023	270,740
ARIAD Pharmaceuticals Inc *	58,516	402,005
Array BioPharma Inc *	44,458	210,286
Arrowhead Research Corp *	18,867	139,238
Atara Biotherapeutics Inc *	1,914	51,200
AtriCure Inc *	9,576	191,137
Atrion Corp	535	181,905
Auspex Pharmaceuticals Inc *	3,232	169,615
Auxilium Pharmaceuticals Inc *	17,700	608,614
Avalanche Biotechnologies Inc *	2,472	133,488
Avanir Pharmaceuticals Inc *	67,960	1,151,922
Bio-Path Holdings Inc *	26,789	71,259
Bio-Reference Laboratories Inc *	8,761	281,491
BioCryst Pharmaceuticals Inc *	24,875	302,480
BioDelivery Sciences International Inc *	14,821	178,148
BioScrip Inc *	24,089	168,382
BioSpecifics Technologies Corp *	1,330	51,365
BioTelemetry Inc *	9,007	90,340
BioTime Inc *	18,700	69,751
Bluebird Bio Inc *	7,661	702,667
Calithera Biosciences Inc *	2,659	53,712

	Shares	Value
Cambrex Corp *	10,909	$235,853
Cantel Medical Corp	11,880	513,929
Capital Senior Living Corp *	10,323	257,146
Cara Therapeutics Inc *	2,002	19,960
Cardiovascular Systems Inc *	9,803	294,874
Castlight Health Inc ‘B’ *	4,812	56,300
Catalent Inc *	17,202	479,592
Celldex Therapeutics Inc *	31,451	573,981
Cellular Dynamics International Inc *	3,565	22,923
Cempra Inc *	8,416	197,860
Cepheid *	24,598	1,331,736
Cerus Corp *	26,705	166,639
Chemed Corp	6,202	655,365
ChemoCentryx Inc *	10,019	68,430
Chimerix Inc *	10,593	426,474
Civitas Solutions Inc *	3,812	64,918
Clovis Oncology Inc *	8,664	485,184
Coherus Biosciences Inc *	2,061	33,636
Computer Programs & Systems Inc	3,947	239,780
CONMED Corp	9,653	433,999
Corcept Therapeutics Inc *	19,355	58,065
CorVel Corp *	3,910	145,530
Cross Country Healthcare Inc *	10,853	135,445
CryoLife Inc	9,836	111,442
CTI BioPharma Corp *	50,688	119,624
Cyberonics Inc *	9,447	526,009
Cynosure Inc ‘A’ *	7,915	217,029
Cytokinetics Inc *	12,641	101,254
Cytori Therapeutics Inc *	25,926	12,670
CytRx Corp *	20,417	55,943
Depomed Inc *	20,592	331,737
Derma Sciences Inc *	8,324	77,496
Dermira Inc *	2,451	44,388
DexCom Inc *	26,419	1,454,366
Dicerna Pharmaceuticals Inc *	1,367	22,514
Dyax Corp *	47,820	672,349
Dynavax Technologies Corp *	9,138	154,067
Egalet Corp *	1,370	7,795
Eleven Biotherapeutics Inc *	1,600	19,008
Emergent Biosolutions Inc *	10,418	283,682
Enanta Pharmaceuticals Inc *	3,632	184,687
Endocyte Inc *	12,960	81,518
Endologix Inc *	22,763	348,046
Enzo Biochem Inc *	12,515	55,567
Epizyme Inc *	4,470	84,349
Esperion Therapeutics Inc *	2,063	83,428
Exact Sciences Corp *	29,197	801,166
Exactech Inc *	3,577	84,310
ExamWorks Group Inc *	12,190	506,982
Exelixis Inc *	68,558	98,724
FibroGen Inc *	3,198	87,433
Five Prime Therapeutics Inc *	6,058	163,566
Five Star Quality Care Inc *	15,945	66,172
Flexion Therapeutics Inc *	1,888	38,119
Fluidigm Corp *	9,958	335,883
Foundation Medicine Inc *	4,930	109,545
Galectin Therapeutics Inc *	6,524	22,638
Galena Biopharma Inc *	40,701	61,459
GenMark Diagnostics Inc *	14,726	200,421
Genocea Biosciences Inc *	1,528	10,696
Genomic Health Inc *	5,902	188,687
Gentiva Health Services Inc *	11,125	211,931
Geron Corp *	55,774	181,265
Globus Medical Inc ‘A’ *	23,185	551,107
Greatbatch Inc *	8,736	430,685
Haemonetics Corp *	18,389	688,116
Halozyme Therapeutics Inc *	36,744	354,580
Hanger Inc *	12,575	275,392
HealthEquity Inc *	3,739	95,158
HealthSouth Corp	31,032	1,193,491

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
HealthStream Inc *	7,537	$222,191
Healthways Inc *	11,114	220,946
HeartWare International Inc *	6,020	442,049
Heron Therapeutics Inc *	8,437	84,876
HMS Holdings Corp *	30,939	654,050
Horizon Pharma PLC * (Ireland)	23,025	296,792
Hyperion Therapeutics Inc *	4,752	114,048
ICU Medical Inc *	4,702	385,094
Idera Pharmaceuticals Inc *	20,520	90,493
Immune Design Corp *	2,105	64,792
ImmunoGen Inc *	30,527	186,215
Immunomedics Inc *	29,303	140,654
Impax Laboratories Inc *	24,701	782,528
Imprivata Inc *	2,039	26,507
INC Research Holdings Inc ‘A’ *	3,156	81,078
Infinity Pharmaceuticals Inc *	17,203	290,559
Inogen Inc *	1,863	58,442
Inovio Pharmaceuticals Inc *	21,405	196,498
Insmed Inc *	17,596	272,210
Insulet Corp *	19,516	898,907
Insys Therapeutics Inc *	3,530	148,825
Integra LifeSciences Holdings Corp *	8,865	480,749
Intersect ENT Inc *	2,058	38,176
Intra-Cellular Therapies Inc *	5,941	104,859
Intrexon Corp *	12,660	348,530
Invacare Corp	11,281	189,070
IPC The Hospitalist Co Inc *	6,105	280,158
Ironwood Pharmaceuticals Inc *	42,024	643,808
Isis Pharmaceuticals Inc *	41,491	2,561,654
K2M Group Holdings Inc *	3,011	62,840
Karyopharm Therapeutics Inc *	4,786	179,140
Keryx Biopharmaceuticals Inc *	32,111	454,371
Kindred Biosciences Inc *	3,749	27,930
Kindred Healthcare Inc	24,569	446,664
Kite Pharma Inc *	3,277	188,985
KYTHERA Biopharmaceuticals Inc *	6,162	213,698
Landauer Inc	3,351	114,403
Lannett Co Inc *	9,137	391,795
LDR Holding Corp *	5,859	192,058
Lexicon Pharmaceuticals Inc *	84,979	77,322
LHC Group Inc *	4,339	135,290
Ligand Pharmaceuticals Inc *	6,936	369,065
Loxo Oncology Inc *	1,189	13,971
Luminex Corp *	13,349	250,427
MacroGenics Inc *	7,051	247,279
Magellan Health Inc *	9,713	583,071
MannKind Corp *	80,949	422,149
Masimo Corp *	15,779	415,619
MedAssets Inc *	21,813	431,025
Medidata Solutions Inc *	19,052	909,733
Merge Healthcare Inc *	24,538	87,355
Meridian Bioscience Inc	14,793	243,493
Merit Medical Systems Inc *	15,287	264,924
Merrimack Pharmaceuticals Inc *	34,783	393,048
MiMedx Group Inc *	32,989	380,363
Mirati Therapeutics Inc *	2,551	47,245
Molina Healthcare Inc *	10,645	569,827
Momenta Pharmaceuticals Inc *	17,053	205,318
MWI Veterinary Supply Inc *	4,533	770,202
NanoString Technologies Inc *	3,611	50,301
NanoViricides Inc *	14,472	39,364
National Healthcare Corp	3,643	228,926
National Research Corp ‘A’	3,503	49,007
National Research Corp ‘B’	358	12,827
Natus Medical Inc *	11,401	410,892
Navidea Biopharmaceuticals Inc *	55,010	103,969
Nektar Therapeutics *	44,668	692,354
Neogen Corp *	12,911	640,256
NeoStem Inc *	8,495	32,026
Neuralstem Inc *	25,174	68,473

	Shares	Value
Neurocrine Biosciences Inc *	26,661	$595,607
Nevro Corp *	2,692	104,100
NewLink Genetics Corp *	7,017	278,926
Northwest Biotherapeutics Inc *	13,984	74,814
Novavax Inc *	83,653	496,062
NPS Pharmaceuticals Inc *	37,523	1,342,198
NuVasive Inc *	16,431	774,886
NxStage Medical Inc *	21,768	390,300
Ocular Therapeutix Inc *	2,003	47,111
Ohr Pharmaceutical Inc *	7,675	64,009
Omeros Corp *	11,965	296,493
Omnicell Inc *	12,965	429,401
OncoMed Pharmaceuticals Inc *	4,408	95,918
Oncothyreon Inc *	28,542	54,230
Ophthotech Corp *	4,880	218,966
OPKO Health Inc *	69,516	694,465
OraSure Technologies Inc *	19,650	199,251
Orexigen Therapeutics Inc *	43,523	263,749
Organovo Holdings Inc *	21,846	158,383
Orthofix International NV * (Netherlands)	6,493	195,180
Osiris Therapeutics Inc *	6,609	105,678
Otonomy Inc *	2,563	85,425
OvaScience Inc *	5,370	237,461
Owens & Minor Inc	22,216	780,004
Oxford Immunotec Global PLC * (United Kingdom)	4,802	65,403
Pacific Biosciences of California Inc *	20,364	159,654
Pacira Pharmaceuticals Inc *	12,575	1,114,899
Pain Therapeutics Inc *	14,159	28,743
PAREXEL International Corp *	20,101	1,116,812
PDL BioPharma Inc	56,820	438,082
Peregrine Pharmaceuticals Inc *	60,182	83,653
Pernix Therapeutics Holdings Inc *	11,656	109,450
PharMerica Corp *	10,672	221,017
Phibro Animal Health Corp ‘A’	5,188	163,681
PhotoMedex Inc *	4,743	7,257
Portola Pharmaceuticals Inc *	15,088	427,292
POZEN Inc *	10,052	80,416
PRA Health Sciences Inc *	6,735	163,122
Prestige Brands Holdings Inc *	18,258	633,918
Progenics Pharmaceuticals Inc *	24,653	186,377
Prothena Corp PLC * (Ireland)	9,445	196,078
PTC Therapeutics Inc *	8,612	445,843
Puma Biotechnology Inc *	8,207	1,553,339
Quality Systems Inc	17,693	275,834
Quidel Corp *	10,124	292,786
Radius Health Inc *	2,726	106,069
RadNet Inc *	11,386	97,236
Raptor Pharmaceutical Corp *	22,235	233,912
Receptos Inc *	7,731	947,125
Regado Biosciences Inc *	5,750	5,250
Regulus Therapeutics Inc *	5,281	84,707
Relypsa Inc *	5,971	183,907
Repligen Corp *	11,371	225,146
Repros Therapeutics Inc *	8,509	84,835
Retrophin Inc *	7,680	94,003
Revance Therapeutics Inc *	3,172	53,734
Rigel Pharmaceuticals Inc *	32,012	72,667
Rockwell Medical Inc *	16,026	164,747
Roka Bioscience Inc *	1,677	7,396
RTI Surgical Inc *	19,676	102,315
Sage Therapeutics Inc *	2,040	74,664
Sagent Pharmaceuticals Inc *	7,773	195,180
Sangamo BioSciences Inc *	24,149	367,306
Sarepta Therapeutics Inc *	14,465	209,309
SciClone Pharmaceuticals Inc *	18,107	158,617
Second Sight Medical Products Inc *	1,070	10,978
Select Medical Holdings Corp	27,647	398,117
Sequenom Inc *	41,036	151,833
Sientra Inc *	1,577	26,478

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Skilled Healthcare Group Inc ‘A’ *	8,603	$73,728
Spectrum Pharmaceuticals Inc *	23,178	160,624
STAAR Surgical Co *	13,294	121,108
Stemline Therapeutics Inc *	4,180	71,311
STERIS Corp	20,918	1,356,532
Sucampo Pharmaceuticals Inc ‘A’ *	6,103	87,151
Sunesis Pharmaceuticals Inc *	18,095	46,142
Supernus Pharmaceuticals Inc *	10,155	84,286
Surgical Care Affiliates Inc *	4,452	149,810
SurModics Inc *	4,423	97,748
Symmetry Surgical Inc *	3,303	25,730
Synageva BioPharma Corp *	7,519	697,688
Synergy Pharmaceuticals Inc *	32,733	99,836
Synta Pharmaceuticals Corp *	23,364	61,915
T2 Biosystems Inc *	2,109	40,577
Tandem Diabetes Care Inc *	2,961	37,605
Team Health Holdings Inc *	24,842	1,429,160
TESARO Inc *	6,818	253,561
Tetraphase Pharmaceuticals Inc *	9,133	362,671
TG Therapeutics Inc *	9,462	149,878
The Ensign Group Inc	7,094	314,903
The Medicines Co *	22,888	633,311
The Providence Service Corp *	4,036	147,072
The Spectranetics Corp *	14,595	504,695
TherapeuticsMD Inc *	37,808	168,246
Theravance Biopharma Inc * (Cayman)	8,220	122,642
Theravance Inc	29,265	414,100
Thoratec Corp *	20,040	650,498
Threshold Pharmaceuticals Inc *	19,026	60,503
Tokai Pharmaceuticals Inc *	1,723	25,397
Tornier NV * (Netherlands)	12,597	321,223
TransEnterix Inc *	10,388	30,229
Triple-S Management Corp ‘B’ *	8,841	211,388
TriVascular Technologies Inc *	2,773	34,857
Trupanion Inc *	2,910	20,166
Ultragenyx Pharmaceutical Inc *	2,442	107,155
Unilife Corp *	39,160	131,186
Universal American Corp *	14,533	134,866
US Physical Therapy Inc	4,342	182,190
Utah Medical Products Inc	1,367	82,088
Vanda Pharmaceuticals Inc *	13,726	196,556
Vascular Solutions Inc *	5,973	162,227
Veracyte Inc *	2,375	22,943
Verastem Inc *	7,620	69,647
Versartis Inc *	2,524	56,664
Vitae Pharmaceuticals Inc *	1,829	30,435
Vital Therapies Inc *	1,868	46,569
VIVUS Inc *	31,684	91,250
Vocera Communications Inc *	7,880	82,110
Volcano Corp *	18,235	326,042
WellCare Health Plans Inc *	15,510	1,272,751
West Pharmaceutical Services Inc	25,003	1,331,160
Wright Medical Group Inc *	17,670	474,793
Xencor Inc *	5,108	81,932
XenoPort Inc *	20,456	179,399
XOMA Corp *	31,092	111,620
Zafgen Inc *	2,421	74,664
Zeltiq Aesthetics Inc *	10,294	287,306
ZIOPHARM Oncology Inc *	28,509	144,541
Zogenix Inc *	44,876	61,480
ZS Pharma Inc *	2,453	101,971

		91,896,267

Industrials - 13.7%

AAON Inc	15,024	336,387
AAR Corp	14,066	390,753
ABM Industries Inc	19,554	560,222
Acacia Research Corp	17,863	302,599
ACCO Brands Corp *	40,565	365,491
Accuride Corp *	13,189	57,240

	Shares	Value
Aceto Corp	10,191	$221,145
Actuant Corp ‘A’	22,944	624,995
Advanced Drainage Systems Inc	5,526	126,987
Aegion Corp *	13,548	252,128
Aerovironment Inc *	6,757	184,128
Air Transport Services Group Inc *	18,306	156,699
Aircastle Ltd (Bermuda)	22,707	485,249
Alamo Group Inc	2,291	110,976
Albany International Corp ‘A’	9,950	378,000
Allegiant Travel Co	4,897	736,166
Altra Industrial Motion Corp	9,639	273,651
Ameresco Inc ‘A’ *	7,447	52,129
American Railcar Industries Inc	3,349	172,473
American Science & Engineering Inc	2,729	141,635
American Woodmark Corp *	4,371	176,763
Apogee Enterprises Inc	10,226	433,276
Applied Industrial Technologies Inc	14,706	670,447
ARC Document Solutions Inc *	14,592	149,130
ARC Group Worldwide Inc *	1,025	10,394
ArcBest Corp	9,215	427,300
Argan Inc	4,408	148,285
Astec Industries Inc	6,700	263,377
Astronics Corp *	6,675	369,194
Atlas Air Worldwide Holdings Inc *	8,955	441,481
AZZ Inc	8,973	421,013
Baltic Trading Ltd	18,212	45,712
Barnes Group Inc	19,096	706,743
Barrett Business Services Inc	2,633	72,144
Beacon Roofing Supply Inc *	17,340	482,052
Blount International Inc *	17,620	309,583
Brady Corp ‘A’	16,722	457,179
Briggs & Stratton Corp	16,310	333,050
Builders FirstSource Inc *	16,099	110,600
CAI International Inc *	5,762	133,678
Capstone Turbine Corp *	115,683	85,524
Casella Waste Systems Inc ‘A’ *	14,405	58,196
CBIZ Inc *	14,947	127,946
CDI Corp	4,852	85,929
Ceco Environmental Corp	7,620	118,415
Celadon Group Inc	7,393	167,747
Cenveo Inc *	20,775	43,628
Chart Industries Inc *	10,848	371,002
CIRCOR International Inc	6,200	373,736
Civeo Corp	33,378	137,184
CLARCOR Inc	17,827	1,187,991
Columbus McKinnon Corp	7,007	196,476
Comfort Systems USA Inc	13,476	230,709
Commercial Vehicle Group Inc *	9,655	64,302
Continental Building Products Inc *	4,130	73,225
Corporate Resource Services Inc *	5,941	7,129
CRA International Inc *	3,259	98,813
Cubic Corp	7,311	384,851
Curtiss-Wright Corp	17,027	1,201,936
Deluxe Corp	17,690	1,101,202
DigitalGlobe Inc *	26,542	822,006
Douglas Dynamics Inc	7,884	168,954
Ducommun Inc *	3,798	96,013
DXP Enterprises Inc *	4,601	232,489
Dycom Industries Inc *	11,968	419,957
Dynamic Materials Corp	4,834	77,441
Echo Global Logistics Inc *	8,415	245,718
EMCOR Group Inc	23,789	1,058,373
Encore Wire Corp	7,362	274,823
Energy Recovery Inc *	13,392	70,576
EnerSys	16,574	1,022,947
Engility Holdings Inc *	6,201	265,403
Ennis Inc	9,189	123,776
Enphase Energy Inc *	6,229	89,012
EnPro Industries Inc *	7,994	501,703
Erickson Inc *	2,243	18,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
ESCO Technologies Inc	9,436	$348,188
Esterline Technologies Corp *	11,254	1,234,339
Exponent Inc	4,714	388,905
Federal Signal Corp	22,400	345,856
Forward Air Corp	10,950	551,551
Franklin Covey Co *	3,960	76,666
Franklin Electric Co Inc	16,733	627,989
FreightCar America Inc	4,356	114,606
FRP Holdings Inc *	2,320	90,967
FTI Consulting Inc *	14,428	557,354
FuelCell Energy Inc *	82,089	126,417
Furmanite Corp *	13,272	103,787
G&K Services Inc ‘A’	6,969	493,754
GenCorp Inc *	21,300	389,790
Generac Holdings Inc *	24,318	1,137,110
General Cable Corp	17,284	257,532
General Finance Corp *	3,977	39,213
Gibraltar Industries Inc *	10,814	175,836
Global Brass & Copper Holdings Inc	7,491	98,582
Global Power Equipment Group Inc	5,918	81,728
GP Strategies Corp *	4,682	158,860
GrafTech International Ltd *	41,654	210,769
Graham Corp	3,575	102,853
Granite Construction Inc	13,736	522,243
Great Lakes Dredge & Dock Corp *	21,480	183,869
Griffon Corp	14,070	187,131
H&E Equipment Services Inc	11,075	311,097
Harsco Corp	28,667	541,520
Hawaiian Holdings Inc *	15,822	412,163
Healthcare Services Group Inc	24,746	765,394
Heartland Express Inc	19,089	515,594
HEICO Corp	23,424	1,414,810
Heidrick & Struggles International Inc	6,393	147,359
Heritage-Crystal Clean Inc *	3,841	47,360
Herman Miller Inc	20,774	611,379
Hill International Inc *	10,999	42,236
Hillenbrand Inc	22,166	764,727
HNI Corp	15,870	810,322
Houston Wire & Cable Co	6,473	77,352
Hub Group Inc ‘A’ *	12,912	491,689
Hurco Cos Inc	2,237	76,259
Huron Consulting Group Inc *	8,340	570,373
Hyster-Yale Materials Handling Inc	3,659	267,839
ICF International Inc *	7,169	293,786
InnerWorkings Inc *	12,285	95,700
Insperity Inc	8,067	273,391
Insteel Industries Inc	6,475	152,680
Interface Inc	23,629	389,170
International Shipholding Corp	2,066	30,783
JetBlue Airways Corp *	87,793	1,392,397
John Bean Technologies Corp	10,234	336,289
Kadant Inc	3,922	167,430
Kaman Corp	9,716	389,514
Kelly Services Inc ‘A’	9,576	162,984
Kforce Inc	8,584	207,132
Kimball International Inc ‘B’	12,371	112,824
Knight Transportation Inc	21,069	709,183
Knightsbridge Shipping Ltd (Bermuda)	12,306	55,746
Knoll Inc	17,202	364,166
Korn/Ferry International *	17,504	503,415
Kratos Defense & Security Solutions Inc *	15,420	77,408
Layne Christensen Co *	6,111	58,299
LB Foster Co ‘A’	3,659	177,718
Lindsay Corp	4,298	368,511
LMI Aerospace Inc *	3,832	54,031
LSI Industries Inc	7,856	53,342
Lydall Inc *	5,957	195,509
Manitex International Inc *	5,064	64,363
Marten Transport Ltd	8,383	183,252
Masonite International Corp * (Canada)	10,373	637,525

	Shares	Value
MasTec Inc *	23,085	$521,952
Matson Inc	15,107	521,494
Matthews International Corp ‘A’	10,434	507,823
McGrath RentCorp	9,205	330,091
Meritor Inc *	34,472	522,251
Miller Industries Inc	3,978	82,703
Mistras Group Inc *	5,794	106,204
Mobile Mini Inc	16,428	665,498
Moog Inc ‘A’ *	14,618	1,082,171
MSA Safety Inc	10,391	551,658
Mueller Industries Inc	19,929	680,376
Mueller Water Products Inc ‘A’	55,891	572,324
Multi-Color Corp	4,397	243,682
MYR Group Inc *	7,619	208,761
National Presto Industries Inc	1,665	96,637
Navigant Consulting Inc *	17,719	272,341
Navios Maritime Holdings Inc	27,765	114,114
NCI Building Systems Inc *	9,944	184,163
Neff Corp ‘A’ *	3,221	36,301
NL Industries Inc	2,488	21,397
NN Inc	6,409	131,769
Norcraft Cos Inc *	2,786	53,770
Nortek Inc *	3,214	261,395
Northwest Pipe Co *	3,305	99,547
Omega Flex Inc	1,118	42,272
On Assignment Inc *	19,119	634,560
Orbital Sciences Corp *	21,314	573,133
Orion Marine Group Inc *	9,795	108,235
PAM Transportation Services Inc *	1,146	59,409
Park-Ohio Holdings Corp	3,071	193,565
Patrick Industries Inc *	2,880	126,662
Paylocity Holding Corp *	2,915	76,111
Pendrell Corp *	56,993	78,650
Performant Financial Corp *	11,067	73,596
PGT Inc *	16,714	160,956
Plug Power Inc *	59,292	177,876
Ply Gem Holdings Inc *	7,594	106,164
Polypore International Inc *	15,898	748,001
Powell Industries Inc	3,245	159,232
Power Solutions International Inc *	1,567	80,873
PowerSecure International Inc *	7,850	91,452
Preformed Line Products Co	963	52,609
Primoris Services Corp	13,531	314,460
Proto Labs Inc *	7,983	536,138
Quad/Graphics Inc	9,756	223,998
Quality Distribution Inc *	9,603	102,176
Quanex Building Products Corp	13,380	251,276
Quest Resource Holding Corp *	5,379	7,746
Raven Industries Inc	12,940	323,500
RBC Bearings Inc	8,159	526,500
Republic Airways Holdings Inc *	17,726	258,622
Resources Connection Inc	13,934	229,214
Revolution Lighting Technologies Inc *	11,933	16,110
Rexnord Corp *	26,497	747,480
Roadrunner Transportation Systems Inc *	9,916	231,539
RPX Corp *	19,085	262,991
Rush Enterprises Inc ‘A’ *	12,178	390,305
Safe Bulkers Inc	14,366	56,171
Saia Inc *	8,647	478,698
Scorpio Bulkers Inc *	47,618	93,807
SIFCO Industries Inc	870	25,361
Simpson Manufacturing Co Inc	14,492	501,423
SkyWest Inc	18,134	240,820
SP Plus Corp *	5,423	136,822
Sparton Corp *	3,449	97,745
Standex International Corp	4,477	345,893
Steelcase Inc ‘A’	29,005	520,640
Sterling Construction Co Inc *	6,890	44,027
Stock Building Supply Holdings Inc *	5,133	78,638
Sun Hydraulics Corp	7,913	311,614

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Swift Transportation Co *	30,100	$861,763
TAL International Group Inc *	11,989	522,361
TASER International Inc *	18,958	502,008
TCP International Holdings Ltd * (Switzerland)	2,476	15,227
Team Inc *	7,285	294,751
Teledyne Technologies Inc *	13,287	1,365,106
Tennant Co	6,471	467,012
Tetra Tech Inc	22,902	611,483
Textainer Group Holdings Ltd (Bermuda)	7,681	263,612
The Advisory Board Co *	12,915	632,577
The Brink’s Co	16,901	412,553
The Corporate Executive Board Co	11,957	867,241
The ExOne Co *	3,458	58,094
The Gorman-Rupp Co	6,707	215,429
The Greenbrier Cos Inc	9,698	521,074
The KEYW Holding Corp *	11,863	123,138
Thermon Group Holdings Inc *	11,350	274,556
Titan International Inc	15,608	165,913
Titan Machinery Inc *	6,047	84,295
Trex Co Inc *	11,835	503,934
TriMas Corp *	15,896	497,386
TriNet Group Inc *	5,614	175,606
TrueBlue Inc *	14,739	327,943
Tutor Perini Corp *	13,283	319,722
Twin Disc Inc	3,031	60,196
Ultrapetrol Bahamas Ltd * (Bahamas)	8,022	17,167
UniFirst Corp	5,207	632,390
United Stationers Inc	13,813	582,356
Universal Forest Products Inc	6,997	372,240
Universal Truckload Services Inc	2,436	69,450
US Ecology Inc	7,654	307,078
USA Truck Inc *	2,215	62,906
UTi Worldwide Inc * (United Kingdom)	32,428	391,406
Viad Corp	7,302	194,671
Vicor Corp *	5,655	68,425
Virgin America Inc *	5,327	230,393
VSE Corp	1,439	94,830
Wabash National Corp *	24,502	302,845
WageWorks Inc *	12,372	798,860
Watsco Inc	9,101	973,807
Watts Water Technologies Inc ‘A’	10,042	637,064
Werner Enterprises Inc	15,709	489,335
Wesco Aircraft Holdings Inc *	18,700	261,426
West Corp	13,649	450,417
Woodward Inc	23,372	1,150,604
Xerium Technologies Inc *	3,982	62,836
XPO Logistics Inc *	18,518	757,016
YRC Worldwide Inc *	11,083	249,257

		85,739,460

Information Technology - 17.7%

A10 Networks Inc *	4,647	20,261
ACI Worldwide Inc *	40,092	808,656
Actua Corp *	14,541	268,572
Actuate Corp *	15,576	102,802
Acxiom Corp *	27,048	548,263
ADTRAN Inc	20,037	436,807
Advanced Energy Industries Inc *	14,610	346,257
Advent Software Inc	18,098	554,523
Aerohive Networks Inc *	3,494	16,771
Agilysys Inc *	5,335	67,168
Alliance Fiber Optic Products Inc	4,640	67,326
Alpha & Omega Semiconductor Ltd * (Bermuda)	7,818	69,189
Ambarella Inc * (Cayman)	10,120	513,286
Amber Road Inc *	3,227	32,980
American Software Inc ‘A’	9,035	82,309
Amkor Technology Inc *	30,275	214,953
Angie’s List Inc *	15,313	95,400
Anixter International Inc *	9,571	846,651

	Shares	Value
Applied Micro Circuits Corp *	27,537	$179,541
Applied Optoelectronics Inc *	5,419	60,801
Aruba Networks Inc *	37,622	683,968
Aspen Technology Inc *	32,475	1,137,275
Audience Inc *	5,179	22,788
AVG Technologies NV * (Netherlands)	12,415	245,072
Axcelis Technologies Inc *	38,298	98,043
Badger Meter Inc	5,152	305,771
Bankrate Inc *	23,836	296,281
Barracuda Networks Inc *	2,758	98,847
Bazaarvoice Inc *	17,659	141,978
Bel Fuse Inc ‘B’	3,471	94,897
Belden Inc	15,384	1,212,413
Benchmark Electronics Inc *	18,865	479,926
Benefitfocus Inc *	1,789	58,751
Black Box Corp	5,425	129,658
Blackbaud Inc	16,261	703,451
Blackhawk Network Holdings Inc *	18,547	719,624
Blucora Inc *	15,017	207,985
Borderfree Inc *	2,240	20,070
Bottomline Technologies de Inc *	13,968	353,111
Brightcove Inc *	11,790	91,726
BroadSoft Inc *	10,145	294,408
Brooks Automation Inc	23,645	301,474
Cabot Microelectronics Corp *	8,556	404,870
CACI International Inc ‘A’ *	8,332	718,052
CalAmp Corp *	12,774	233,764
Calix Inc *	14,737	147,665
Callidus Software Inc *	16,880	275,650
Carbonite Inc *	6,155	87,832
Cardtronics Inc *	15,731	606,902
Care.com Inc *	2,425	20,079
Cascade Microtech Inc *	4,609	67,337
Cass Information Systems Inc	4,177	222,425
Cavium Inc *	18,637	1,152,139
CEVA Inc *	7,432	134,816
ChannelAdvisor Corp *	7,350	158,613
Checkpoint Systems Inc *	14,756	202,600
Ciber Inc *	27,377	97,188
Ciena Corp *	37,032	718,791
Cimpress NV * (Netherlands)	11,726	877,574
Cirrus Logic Inc *	21,868	515,429
Clearfield Inc *	4,182	51,480
Cognex Corp *	30,618	1,265,442
Coherent Inc *	8,744	530,936
Cohu Inc	8,732	103,911
CommVault Systems Inc *	16,632	859,708
Computer Task Group Inc	5,784	55,122
comScore Inc *	12,112	562,360
Comtech Telecommunications Corp	5,409	170,492
Comverse Inc *	7,939	149,094
Constant Contact Inc *	11,138	408,765
Control4 Corp *	4,170	64,093
Convergys Corp	35,910	731,487
Cornerstone OnDemand Inc *	18,638	656,058
Covisint Corp *	14,189	37,601
Cray Inc *	14,282	492,443
CSG Systems International Inc	12,296	308,261
CTS Corp	11,976	213,532
CUI Global Inc *	7,461	55,584
Cvent Inc *	6,380	177,619
Cyan Inc *	10,070	25,175
Cypress Semiconductor Corp *	55,488	792,369
Daktronics Inc	13,516	169,085
Datalink Corp *	7,018	90,532
Dealertrack Technologies Inc *	18,877	836,440
Demand Media Inc *	3,251	19,896
Demandware Inc *	10,556	607,392
Dice Holdings Inc *	13,855	138,689
Digi International Inc *	7,789	72,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Digimarc Corp	2,333	$63,341
Digital River Inc *	11,575	286,250
Diodes Inc *	12,937	356,673
Dot Hill Systems Corp *	20,917	92,453
DSP Group Inc *	7,941	86,319
DTS Inc *	6,015	184,961
E2open Inc *	8,561	82,271
EarthLink Holdings Corp	35,754	156,960
Eastman Kodak Co *	6,118	132,822
Ebix Inc	10,818	183,798
Electro Rent Corp	6,032	84,689
Electro Scientific Industries Inc	8,890	68,986
Electronics For Imaging Inc *	16,417	703,140
Ellie Mae Inc *	9,979	402,353
Emulex Corp *	25,022	141,875
Endurance International Group Holdings Inc *	10,647	196,224
EnerNOC Inc *	9,469	146,296
Entegris Inc *	49,025	647,620
Entropic Communications Inc *	30,544	77,276
Envestnet Inc *	11,980	588,697
EPAM Systems Inc *	12,534	598,499
Epiq Systems Inc	10,933	186,736
ePlus Inc *	1,812	137,150
Euronet Worldwide Inc *	18,016	989,078
EVERTEC Inc	23,121	511,668
Everyday Health Inc *	2,748	40,533
Exar Corp *	13,969	142,484
ExlService Holdings Inc *	11,752	337,400
Extreme Networks Inc *	33,633	118,725
Fabrinet * (Cayman)	12,483	221,448
Fair Isaac Corp	11,385	823,136
Fairchild Semiconductor International Inc *	44,022	743,091
FARO Technologies Inc *	6,113	383,163
FEI Co	14,895	1,345,763
Finisar Corp *	36,340	705,359
Five9 Inc *	4,470	20,026
FleetMatics Group PLC * (Ireland)	13,095	464,742
FormFactor Inc *	19,483	167,554
Forrester Research Inc	3,984	156,810
Gerber Scientific Inc Escrow Shares * +	9,525	-
Gigamon Inc *	8,618	152,797
Global Cash Access Holdings Inc *	23,305	166,631
Globant SA * (Luxembourg)	2,344	36,613
Glu Mobile Inc *	31,388	122,413
Gogo Inc *	19,838	327,922
GrubHub Inc *	3,132	113,754
GSI Group Inc * (Canada)	10,637	156,577
GTT Communications Inc *	5,507	72,858
Guidance Software Inc *	6,480	46,980
Guidewire Software Inc *	23,951	1,212,639
Harmonic Inc *	30,428	213,300
Heartland Payment Systems Inc	12,712	685,812
Higher One Holdings Inc *	13,209	55,610
HubSpot Inc *	1,870	62,851
iGATE Corp *	13,007	513,516
II-VI Inc *	18,689	255,105
Immersion Corp *	9,865	93,422
Imperva Inc *	7,854	388,223
Infinera Corp *	43,059	633,828
Infoblox Inc *	18,930	382,575
Information Services Group Inc *	12,111	51,108
Inphi Corp *	11,013	203,520
Insight Enterprises Inc *	14,530	376,182
Integrated Device Technology Inc *	47,092	923,003
Integrated Silicon Solution Inc	10,567	175,095
Interactive Intelligence Group Inc *	5,949	284,957
InterDigital Inc	13,100	692,990
Internap Corp *	19,289	153,540
International Rectifier Corp *	25,174	1,004,443

	Shares	Value
Intersil Corp ‘A’	45,293	$655,390
Intevac Inc *	8,743	67,933
Intralinks Holdings Inc *	13,953	166,041
InvenSense Inc *	24,976	406,110
Itron Inc *	13,733	580,769
Ixia *	20,470	230,288
IXYS Corp	8,502	107,125
j2 Global Inc	16,715	1,036,330
Jive Software Inc *	14,864	89,630
Kemet Corp *	16,477	69,203
Kimball Electronics Inc *	9,278	111,522
Kofax Ltd * (Bermuda)	26,257	184,587
Kopin Corp *	23,936	86,648
KVH Industries Inc *	5,856	74,078
Lattice Semiconductor Corp *	41,850	288,347
Limelight Networks Inc *	21,714	60,148
Lionbridge Technologies Inc *	22,462	129,157
Liquidity Services Inc *	8,998	73,514
Littelfuse Inc	7,920	765,626
LivePerson Inc *	19,218	270,974
LogMeIn Inc *	8,610	424,817
Luxoft Holding Inc * (United Kingdom)	2,762	106,365
M/A-COM Technology Solutions Holdings Inc *	4,202	131,439
Manhattan Associates Inc *	26,732	1,088,527
ManTech International Corp ‘A’	8,599	259,948
Marchex Inc ‘B’	12,358	56,723
Marin Software Inc *	9,122	77,172
Marketo Inc *	9,085	297,261
Mavenir Systems Inc *	4,216	57,169
MAXIMUS Inc	23,960	1,313,966
MaxLinear Inc ‘A’ *	10,147	75,189
Maxwell Technologies Inc *	10,599	96,663
Mentor Graphics Corp	34,141	748,371
Mercury Systems Inc *	11,762	163,727
Mesa Laboratories Inc	1,014	78,392
Methode Electronics Inc	13,315	486,131
Micrel Inc	15,781	228,982
Microsemi Corp *	33,482	950,219
MicroStrategy Inc ‘A’ *	3,187	517,569
Millennial Media Inc *	27,608	44,173
MKS Instruments Inc	18,788	687,641
MobileIron Inc *	4,365	43,475
Model N Inc *	7,031	74,669
ModusLink Global Solutions Inc *	13,065	48,994
MoneyGram International Inc *	10,063	91,473
Monolithic Power Systems Inc	13,593	676,116
Monotype Imaging Holdings Inc	14,008	403,851
Monster Worldwide Inc *	32,005	147,863
MTS Systems Corp	5,357	401,936
Multi-Fineline Electronix Inc *	3,115	34,981
Nanometrics Inc *	8,377	140,901
NETGEAR Inc *	12,127	431,479
NetScout Systems Inc *	12,792	467,420
NeuStar Inc ‘A’ *	8,490	236,022
Newport Corp *	14,140	270,215
NIC Inc	23,158	416,612
Nimble Storage Inc *	3,210	88,275
Numerex Corp ‘A’ *	5,339	59,049
NVE Corp *	1,698	120,201
Oclaro Inc *	33,585	59,781
OmniVision Technologies Inc *	19,727	512,902
OPOWER Inc *	2,837	40,371
OSI Systems Inc *	7,007	495,885
Park City Group Inc *	3,531	31,850
Park Electrochemical Corp	7,364	183,585
ParkerVision Inc *	34,991	31,838
Paycom Software Inc *	2,264	59,611
PC Connection Inc	3,475	85,311
PDF Solutions Inc *	10,712	159,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Pegasystems Inc	12,573	$261,141
Perficient Inc *	12,278	228,739
Pericom Semiconductor Corp *	7,650	103,581
Photronics Inc *	21,746	180,709
Plantronics Inc	15,003	795,459
Plexus Corp *	11,871	489,204
PMC-Sierra Inc *	60,943	558,238
Polycom Inc *	48,578	655,803
Power Integrations Inc	10,704	553,825
PRGX Global Inc *	10,139	57,995
Procera Networks Inc *	7,617	54,766
Progress Software Corp *	18,047	487,630
Proofpoint Inc *	13,004	627,183
PROS Holdings Inc *	8,354	229,568
Q2 Holdings Inc *	3,612	68,050
QAD Inc ‘A’	2,173	49,153
Qlik Technologies Inc *	31,585	975,661
QLogic Corp *	30,582	407,352
Qualys Inc *	7,105	268,214
Quantum Corp *	77,488	136,379
QuickLogic Corp *	20,212	63,466
QuinStreet Inc *	12,449	75,565
Rally Software Development Corp *	8,689	98,794
Rambus Inc *	39,952	443,068
RealD Inc *	14,299	168,728
RealNetworks Inc *	7,963	56,060
RealPage Inc *	18,389	403,822
Reis Inc	3,047	79,740
RF Micro Devices Inc *	101,046	1,676,353
Rightside Group Ltd *	3,251	21,847
Rocket Fuel Inc *	6,485	104,538
Rofin-Sinar Technologies Inc *	9,946	286,146
Rogers Corp *	6,359	517,877
Rosetta Stone Inc *	7,716	75,308
Rubicon Technology Inc *	8,834	40,371
Ruckus Wireless Inc *	23,090	277,542
Rudolph Technologies Inc *	11,655	119,231
Sanmina Corp *	28,938	680,911
Sapiens International Corp NV * (Netherlands)	8,875	65,409
Sapient Corp *	40,673	1,011,944
ScanSource Inc *	10,101	405,656
Science Applications International Corp	14,083	697,531
SciQuest Inc *	9,640	139,298
Seachange International Inc *	10,851	69,229
Semtech Corp *	23,634	651,589
ServiceSource International Inc *	24,389	114,141
ShoreTel Inc *	22,010	161,774
Shutterstock Inc *	5,401	373,209
Silicon Graphics International Corp *	12,191	138,734
Silicon Image Inc *	27,809	153,506
Silicon Laboratories Inc *	15,320	729,538
Silver Spring Networks Inc *	12,256	103,318
Sonus Networks Inc *	87,225	346,283
Spansion Inc ‘A’ *	21,303	728,989
Speed Commerce Inc *	17,776	54,928
SPS Commerce Inc *	5,795	328,171
SS&C Technologies Holdings Inc	24,018	1,404,813
Stamps.com Inc *	5,045	242,110
Super Micro Computer Inc *	12,079	421,316
Sykes Enterprises Inc *	14,142	331,913
Synaptics Inc *	12,717	875,438
Synchronoss Technologies Inc *	12,397	518,938
SYNNEX Corp	10,018	783,007
Syntel Inc *	11,026	495,949
Take-Two Interactive Software Inc *	29,479	826,296
Tangoe Inc *	13,732	178,928
TechTarget Inc *	5,918	67,288
TeleCommunication Systems Inc ‘A’ *	17,451	54,447
Telenav Inc *	9,981	66,573
TeleTech Holdings Inc *	6,292	148,995

	Shares	Value
Tessco Technologies Inc	2,032	$58,928
Tessera Technologies Inc	18,798	672,216
Textura Corp *	6,570	187,048
The Hackett Group Inc	9,043	79,488
The Rubicon Project Inc *	2,647	42,723
The Ultimate Software Group Inc *	10,005	1,468,884
TiVo Inc *	36,123	427,696
Travelzoo Inc *	2,734	34,503
Tremor Video Inc *	13,375	38,386
TriQuint Semiconductor Inc *	60,482	1,666,279
TrueCar Inc *	2,854	65,357
Trulia Inc *	12,990	597,930
TTM Technologies Inc *	19,209	144,644
TubeMogul Inc *	1,231	27,759
Tyler Technologies Inc *	11,649	1,274,867
Ubiquiti Networks Inc	10,560	312,998
Ultra Clean Holdings Inc *	10,004	92,837
Ultratech Inc *	9,943	184,542
Unisys Corp *	18,088	533,234
Universal Display Corp *	14,399	399,572
Unwired Planet Inc *	35,917	35,917
Varonis Systems Inc *	1,943	63,789
VASCO Data Security International Inc *	10,425	294,089
Veeco Instruments Inc *	14,069	490,727
Verint Systems Inc *	21,114	1,230,524
ViaSat Inc *	14,564	917,969
Viasystems Group Inc *	1,718	27,969
Violin Memory Inc *	28,379	135,935
VirnetX Holding Corp *	15,784	86,654
Virtusa Corp *	9,289	387,073
Vishay Precision Group Inc *	4,580	78,593
Vitesse Semiconductor Corp *	19,638	74,232
Vringo Inc *	26,434	14,541
Web.com Group Inc *	18,399	349,397
WebMD Health Corp *	13,602	537,959
WEX Inc *	13,729	1,358,073
Wix.com Ltd * (Israel)	4,838	101,598
Xcerra Corp *	18,355	168,132
XO Group Inc *	9,515	173,268
Xoom Corp *	10,888	190,649
Yodlee Inc *	2,152	26,254
YuMe Inc *	6,746	34,000
Zendesk Inc *	3,973	96,822
Zix Corp *	21,952	79,027

		111,140,385

Materials - 4.5%

A Schulman Inc	10,344	419,242
Advanced Emissions Solutions Inc *	7,619	173,637
AEP Industries Inc *	1,402	81,526
AK Steel Holding Corp *	62,969	374,036
Allied Nevada Gold Corp *	43,467	37,816
AM Castle & Co *	6,908	55,126
American Vanguard Corp	10,205	118,582
Ampco-Pittsburgh Corp	3,010	57,943
Axiall Corp	24,652	1,046,970
Balchem Corp	10,702	713,181
Berry Plastics Group Inc *	31,751	1,001,744
Boise Cascade Co *	13,895	516,199
Calgon Carbon Corp *	18,699	388,565
Century Aluminum Co *	18,022	439,737
Chase Corp	2,452	88,247
Chemtura Corp *	30,003	741,974
Clearwater Paper Corp *	7,224	495,205
Coeur Mining Inc *	36,343	185,713
Commercial Metals Co	41,253	672,011
Deltic Timber Corp	3,985	272,574
Ferro Corp *	25,511	330,623
Flotek Industries Inc *	19,106	357,855
FutureFuel Corp	7,599	98,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Shares	Value
Globe Specialty Metals Inc	22,639	$390,070
Gold Resource Corp	13,905	46,999
Graphic Packaging Holding Co *	115,681	1,575,575
Handy & Harman Ltd *	1,462	67,296
Hawkins Inc	3,706	160,581
Haynes International Inc	4,379	212,382
HB Fuller Co	17,643	785,643
Headwaters Inc *	26,084	390,999
Hecla Mining Co	128,998	359,904
Horsehead Holding Corp *	17,998	284,908
Innophos Holdings Inc	7,680	448,896
Innospec Inc	8,653	369,483
Intrepid Potash Inc *	19,888	276,045
Kaiser Aluminum Corp	6,305	450,366
KapStone Paper & Packaging Corp	29,957	878,040
KMG Chemicals Inc	3,328	66,560
Koppers Holdings Inc	7,300	189,654
Kraton Performance Polymers Inc *	11,659	242,391
Kronos Worldwide Inc	7,212	93,900
Landec Corp *	9,476	130,864
Louisiana-Pacific Corp *	49,883	826,062
LSB Industries Inc *	6,906	217,125
Marrone Bio Innovations Inc *	4,918	17,754
Materion Corp	7,306	257,390
Minerals Technologies Inc	12,170	845,207
Molycorp Inc *	62,586	55,113
Myers Industries Inc	9,006	158,506
Neenah Paper Inc	5,917	356,618
Noranda Aluminum Holding Corp	16,277	57,295
Olin Corp	27,885	634,941
Olympic Steel Inc	3,325	59,119
OM Group Inc	11,400	339,720
OMNOVA Solutions Inc *	16,754	136,378
PH Glatfelter Co	15,160	387,641
PolyOne Corp	33,240	1,260,128
Quaker Chemical Corp	4,632	426,329
Rentech Inc *	80,814	101,826
Resolute Forest Products Inc *	23,082	406,474
RTI International Metals Inc *	10,911	275,612
Ryerson Holding Corp *	3,959	39,313
Schnitzer Steel Industries Inc ‘A’	9,235	208,342
Schweitzer-Mauduit International Inc	10,771	455,613
Senomyx Inc *	15,432	92,746
Sensient Technologies Corp	17,484	1,054,985
Stepan Co	6,838	274,067
Stillwater Mining Co *	42,109	620,687
SunCoke Energy Inc	23,217	449,017
Trecora Resources *	6,774	99,578
Tredegar Corp	8,762	197,057
Trinseo SA * (Luxembourg)	4,103	71,597
Tronox Ltd ‘A’ (Australia)	21,486	513,086
UFP Technologies Inc *	2,200	54,087
United States Lime & Minerals Inc	715	52,095
Universal Stainless & Alloy Products Inc *	2,586	65,038
US Concrete Inc *	5,027	143,018
Walter Energy Inc	22,719	31,352
Wausau Paper Corp	15,191	172,722
Worthington Industries Inc	18,109	544,900
Zep Inc	8,067	122,215

		28,168,754

Telecommunication Services - 0.8%

8x8 Inc *	31,471	288,274
Atlantic Tele-Network Inc	3,301	223,115
Boingo Wireless Inc *	8,339	63,960
Cincinnati Bell Inc *	75,045	239,394
Cogent Communications Holdings Inc	16,355	578,803
Consolidated Communications Holdings Inc	17,676	491,923
FairPoint Communications Inc *	7,250	103,023
General Communication Inc ‘A’ *	12,802	176,027

	Shares	Value
Globalstar Inc *	97,181	$267,248
Hawaiian Telcom Holdco Inc *	3,729	102,809
IDT Corp ‘B’	5,862	119,057
inContact Inc *	21,419	188,273
Inteliquent Inc	11,505	225,843
Intelsat SA * (Luxembourg)	9,823	170,527
Iridium Communications Inc *	28,741	280,225
Lumos Networks Corp	6,575	110,591
magicJack VocalTec Ltd * (Israel)	6,574	53,381
NTELOS Holdings Corp	6,240	26,146
ORBCOMM Inc *	18,313	119,767
Premiere Global Services Inc *	17,084	181,432
RingCentral Inc ‘A’ *	9,963	148,648
Shenandoah Telecommunications Co	8,571	267,844
Spok Holdings Inc	7,625	132,370
Vonage Holdings Corp *	62,163	236,841

		4,795,521

Utilities - 3.5%

Abengoa Yield PLC (United Kingdom)	10,145	277,161
ALLETE Inc	15,559	857,923
American States Water Co	13,621	512,967
Artesian Resources Corp ‘A’	2,790	63,026
Atlantic Power Corp (Canada)	42,270	114,552
Avista Corp	21,218	750,056
Black Hills Corp	15,731	834,372
California Water Service Group	16,979	417,853
Chesapeake Utilities Corp	5,133	254,905
Cleco Corp	21,375	1,165,793
Connecticut Water Service Inc	3,815	138,446
Dynegy Inc *	43,322	1,314,823
El Paso Electric Co	14,296	572,698
IDACORP Inc	17,792	1,177,653
MGE Energy Inc	12,246	558,540
Middlesex Water Co	5,588	128,859
New Jersey Resources Corp	14,876	910,411
Northwest Natural Gas Co	9,516	474,848
NorthWestern Corp	16,540	935,833
NRG Yield Inc ‘A’	8,455	398,569
ONE Gas Inc	18,366	757,047
Ormat Technologies Inc	6,255	170,011
Otter Tail Corp	12,890	399,074
Pattern Energy Group Inc	13,960	344,254
Piedmont Natural Gas Co Inc	27,574	1,086,691
PNM Resources Inc	28,060	831,418
Portland General Electric Co	27,666	1,046,605
SJW Corp	5,519	177,270
South Jersey Industries Inc	11,634	685,592
Southwest Gas Corp	16,456	1,017,145
Spark Energy Inc ‘A’	864	12,174
TerraForm Power Inc ‘A’	8,206	253,401
The Empire District Electric Co	15,265	453,981
The Laclede Group Inc	15,202	808,747
The York Water Co	4,732	109,830
UIL Holdings Corp	19,945	868,405
Unitil Corp	4,874	178,730
Vivint Solar Inc *	6,833	63,000
WGL Holdings Inc	18,336	1,001,512

		22,124,175

Total Common Stocks (Cost $465,156,898)		622,636,785

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/02/15 (Dated 12/31/14, repurchase price of $4,762,489; collateralized by U.S. Treasury Notes: 2.000% due 10/31/21 and value $4,859,175)	$4,762,489	$4,762,489

Total Short-Term Investment (Cost $4,762,489)		4,762,489

TOTAL INVESTMENTS - 99.9% (Cost $469,945,903)		627,486,695

OTHER ASSETS & LIABILITIES, NET - 0.1%		689,532

NET ASSETS - 100.0%		$628,176,227

Notes to Schedule of Investments

(a)	As of December 31, 2014, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.0%
Information Technology	17.7%
Health Care	14.6%
Industrials	13.7%
Consumer Discretionary	13.6%
Materials	4.5%
Utilities	3.5%
Energy	3.4%
Consumer Staples	3.3%
Others (each less than 3.0%)	1.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $87,421 or less than 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or the Board of Trustees.

(d)	Open futures contracts outstanding as of December 31, 2014 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation
Russell 2000 Mini (03/15)	46	$211,664

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2014:

		Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$87,421	$-	$-	$87,421
	Common Stocks (1)	622,636,785	622,636,785	-	-
	Short-Term Investment	4,762,489	-	4,762,489	-
	Derivatives:
	Equity Contracts
	Futures	211,664	211,664	-	-

	Total	$627,698,359	$622,848,449	$4,762,489	$87,421

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-173

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Pacific Select Fund:

We have audited the accompanying statement of assets and liabilities of Pacific Select Fund (the “Fund”), comprising the Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy (formerly named Inflation Protected), Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused Growth (formerly named Focused 30), Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios, including the summary schedule of investments for the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Floating Rate Income and Value Advantage Portfolios, for the year ended December 31, 2014 and the period from commencement of operations through December 31, 2013; as to the PD 1-3 Year Corporate Bond Portfolio, for the period from commencement of operations through December 31, 2014), the statements of cash flows for the year then ended for the Inflation Managed and Long/Short Large-Cap Portfolios (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of the respective portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
February 27, 2015

Item 6. Investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 6, 2015

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 6, 2015